UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Apple REIT Eight, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERGERS PROPOSED—YOUR VOTE IS VERY IMPORTANT
 January 16, 2014
Dear Shareholder:

Special meetings of the shareholders of Apple REIT Nine, Inc. (“Apple Nine”), Apple REIT Eight, Inc. (“Apple Eight”) and Apple REIT Seven, Inc. (“Apple Seven,” and together with Apple Nine and Apple Eight, the “Apple REITs”) will be held at the corporate headquarters of the Apple REITs, 814 East Main Street, Richmond, Virginia 23219 on February 21, 2014. Apple Seven’s special meeting will be held at 11:00 a.m., eastern time.  Apple Eight’s special meeting will be held at 11:30 a.m., eastern time.  Apple Nine’s special meeting will be held at 12:00 p.m., eastern time.

At the meetings, the shareholders of each of the Apple REITs will be asked to consider and vote upon a proposal (the “Merger Proposal”) to approve an agreement and plan of merger, as amended (the “Merger Agreement”), and related plans of merger under which Apple Seven and Apple Eight would be merged with and into wholly owned subsidiaries of Apple Nine and the other transactions contemplated by the Merger Agreement and a proposal to approve the adjournment of the special meeting, if necessary or appropriate.  Apple Nine shareholders will also be asked to consider and vote upon five proposals to approve amendments to Apple Nine’s articles of incorporation and four proposals to approve amendments to Apple Nine’s bylaws (collectively, the “Apple Nine Charter and Bylaws Amendments”).

If the Merger Proposal is approved by the shareholders of each of the Apple REITs and the mergers are completed: (i) each common share and Series A preferred share of Apple Seven will be converted collectively into the right to receive one Apple Nine common share, (ii) each common share and Series A preferred share of Apple Eight will be converted collectively into the right to receive 0.85 Apple Nine common shares, (iii) each Apple Seven Series B convertible preferred share will be converted into the right to receive a number of Apple Nine common shares equal to (x) 24.17104 multiplied by (y) one, (iv) each Apple Eight Series B convertible preferred share will be converted into the right to receive a number of Apple Nine common shares equal to (x) 24.17104 multiplied by (y) 0.85 and (v) each Apple Seven and Apple Eight option will be converted into an option to acquire Apple Nine common shares based on each company’s unit exchange ratio. The estimated number of Apple Nine common shares to be issued pursuant to the registration statement upon completion of the mergers for outstanding shares of Apple Seven and Apple Eight is 179,664,580 Apple Nine common shares.  In addition, immediately prior to the completion of the mergers, each Apple Nine Series B convertible preferred share will be converted into 24.17104 Apple Nine common shares.  Immediately after the mergers and assuming no exercise of dissenters’ rights, it is expected that approximately 374,050,809 Apple Nine common shares will be outstanding, former holders of Apple Seven, Apple Eight and Apple Nine units are expected to hold approximately 24%, 21% and 49%, respectively, of the outstanding Apple Nine common shares and former holders of Apple Seven, Apple Eight and Apple Nine Series B convertible preferred shares are expected to hold approximately 2%, 1% and 3%, respectively, of the outstanding Apple Nine common shares.

Holders of Apple Nine common shares will continue to own their existing Apple Nine common shares after the mergers.  In connection with the mergers, Apple Nine will become self-managed and the Apple REITs will no longer pay fees to companies owned by Glade M. Knight that provide advisory services to the Apple REITs.  As a result, the outstanding Apple Nine Series B preferred shares will be converted into Apple Nine common shares in accordance with the existing provisions of the Apple Nine articles of incorporation and the outstanding Apple Nine Series A preferred shares will automatically terminate.

Your vote is very important, regardless of the number of shares you own. If you do not vote on the Merger Proposal, this will have the same effect as a vote by you against the Merger Proposal.

If an Apple Nine shareholder does not vote on the proposals to approve the Apple Nine Charter and Bylaws Amendments, this will have the same effect as a vote against the approval of the Apple Nine Charter and Bylaws Amendments.

This joint proxy statement/prospectus provides you with detailed information about the special meetings of each Apple REIT, the Merger Agreement, the mergers and other related matters. A copy of the Merger Agreement is included as Annex A to this joint proxy statement/prospectus, a copy of the Apple Seven plan of merger is attached as Annex B to this joint proxy statement/prospectus, a copy of the Apple Eight plan of merger is attached as Annex C to this joint proxy statement/prospectus, a copy of the Apple Nine charter amendments are attached as Annex D and Annex E, respectively, to this joint proxy statement/prospectus, and a copy of the Apple Nine bylaws amendment is attached as Annex F to this joint proxy statement/prospectus. We encourage you to read this joint proxy statement/prospectus and the Merger Agreement and the other annexes to this joint proxy statement/prospectus carefully and in their entirety. In particular, you should carefully consider the discussion in the section of this joint proxy statement/prospectus entitled “Risk Factors” beginning on page 46. You may also obtain more information about each company from the documents they file with the Securities and Exchange Commission.

Whether or not you plan to attend the Apple Seven, Apple Eight or Apple Nine special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or submit your proxy through the Internet or by telephone. To submit your proxy through the Internet, visit www.proxyvote.com. To submit your proxy by telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. If you submit your proxy through the Internet or by telephone, you will be asked to provide the company number and control number from the enclosed proxy card. If you attend a special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

Thank you in advance for your continued support.

Sincerely,

Glade M. Knight Chairman and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the securities to be issued in connection with the mergers or passed upon the adequacy or accuracy of this joint proxy statement/prospectus. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated January 16, 2014, and is first being mailed to the shareholders of each Apple REIT on or about January 23, 2014.

Apple REIT Seven, Inc.
814 East Main Street
Richmond, Virginia 23219

NOTICE OF SPECIAL MEETING OF APPLE REIT SEVEN, INC. SHAREHOLDERS
TO BE HELD ON FEBRUARY 21, 2014

To the Shareholders of Apple REIT Seven, Inc.:

A special meeting of shareholders of Apple REIT Seven, Inc., a Virginia corporation (“Apple Seven”), will be held at Apple Seven’s corporate headquarters, 814 East Main Street, Richmond, Virginia 23219 on February 21, 2014, starting at 11:00 a.m., eastern time, for the following purposes:

1.           To consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of August 7, 2013, as amended (the “Merger Agreement”), among Apple Seven, Apple REIT Eight, Inc., a Virginia corporation (“Apple Eight”), Apple REIT Nine, Inc., a Virginia corporation (“Apple Nine”), Apple Seven Acquisition Sub, Inc., a Virginia corporation, and Apple Eight Acquisition Sub, Inc., a Virginia corporation, the related Apple Seven plan of merger, the Apple Seven merger and the other transactions contemplated by the Merger Agreement (the “Apple Seven Merger Proposal”).

2.           To consider and vote on a proposal to approve the adjournment of the Apple Seven special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Seven Merger Proposal (the “Apple Seven Adjournment Proposal”).

3.           To transact such other business as may properly come before the Apple Seven special meeting or any adjournments or postponements of the special meeting.

These items of business are described in the enclosed joint proxy statement/prospectus. The Apple Seven board has designated the close of business on January 8, 2014 as the record date for the purpose of determining the shareholders who are entitled to receive notice of, and to vote at, the Apple Seven special meeting and any adjournments or postponements of the special meeting, unless a new record date is fixed in connection with an adjournment or postponement of the special meeting. Only Apple Seven shareholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Apple Seven special meeting and at any adjournment or postponement of the special meeting.

Based on the recommendation of the Apple Seven special committee, the Apple Seven board has unanimously approved the Merger Agreement and the transactions contemplated thereby.  In connection with submitting the Merger Agreement and the transactions contemplated thereby to the Apple Seven shareholders, the Apple Seven board, based on the recommendation of the Apple Seven special committee, determined it should make no recommendation to the Apple Seven shareholders with respect to the Apple Seven Merger Proposal because of the overlap among the directors of Apple Seven, Apple Eight and Apple Nine.

Your vote is very important, regardless of the number of shares of Apple Seven you own. If you do not vote on the Apple Seven Merger Proposal, this will have the same effect as a vote by you against the approval of the Apple Seven Merger Proposal. Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the Apple Seven Merger Proposal and “FOR” the Apple Seven Adjournment Proposal. Even if you plan to attend the Apple Seven special meeting in person, we request that you complete, sign, date and return the enclosed proxy card in the accompanying envelope prior to the special meeting to ensure that your shares will be represented and voted at the special meeting if you are unable to attend. If you hold your Apple Seven shares in “street name,” which means through a bank, broker or other custodian, you must obtain a legal proxy from this bank, broker or other custodian in order to vote in person at the Apple Seven special meeting.

If you attend the Apple Seven special meeting, you may revoke your proxy and vote in person, even if you have previously returned your proxy card or submitted your proxy through the Internet or by telephone. If your Apple Seven shares are held by a bank, broker or other custodian, and you plan to attend the Apple Seven special meeting, please bring to the special meeting your statement evidencing your beneficial ownership of your Apple Seven shares. Please carefully review the instructions in the enclosed joint proxy statement/prospectus and the enclosed proxy card or the information forwarded by your bank, broker or other custodian regarding each of these options.

The list of Apple Seven shareholders entitled to vote at the Apple Seven special meeting will be available for inspection during ordinary business hours at Apple Seven’s corporate headquarters at 814 East Main Street, Richmond, Virginia 23219, beginning two business days after the notice of the meeting is given and continuing through the special meeting. Holders of Apple Seven shares may examine this list for purposes related to the Apple Seven special meeting. Apple Seven shareholders are entitled to assert appraisal rights in connection with the Apple Seven merger under Article 15 of the Virginia Stock Corporation Act.

By Order of the Board of Directors,

David P. Buckley
Secretary
Richmond, Virginia
January 16, 2014

Apple REIT Eight, Inc.
814 East Main Street
Richmond, Virginia 23219

NOTICE OF SPECIAL MEETING OF APPLE REIT EIGHT, INC. SHAREHOLDERS
TO BE HELD ON FEBRUARY 21, 2014

To the Shareholders of Apple REIT Eight, Inc.:

A special meeting of shareholders of Apple REIT Eight, Inc., a Virginia corporation (“Apple Eight”), will be held at Apple Eight’s corporate headquarters, 814 East Main Street, Richmond, Virginia 23219 on February 21, 2014, starting at 11:30 a.m., eastern time, for the following purposes:

1.           To consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of August 7, 2013, as amended (the “Merger Agreement”), among Apple REIT Seven, Inc., a Virginia corporation (“Apple Seven”), Apple Eight, Apple REIT Nine, Inc., a Virginia corporation (“Apple Nine”), Apple Seven Acquisition Sub, Inc., a Virginia corporation, and Apple Eight Acquisition Sub, Inc., a Virginia corporation, the related Apple Eight plan of merger, the Apple Eight merger and the other transactions contemplated by the Merger Agreement (the “Apple Eight Merger Proposal”).

2.           To consider and vote on a proposal to approve the adjournment of the Apple Eight special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Eight Merger Proposal (the “Apple Eight Adjournment Proposal”).

3.           To transact such other business as may properly come before the Apple Eight special meeting or any adjournments or postponements of the special meeting.

These items of business are described in the enclosed joint proxy statement/prospectus. Apple Eight’s board has designated the close of business on January 8, 2014 as the record date for the purpose of determining the shareholders who are entitled to receive notice of, and to vote at, the Apple Eight special meeting and any adjournments or postponements of the special meeting, unless a new record date is fixed in connection with an adjournment or postponement of the special meeting. Only Apple Eight shareholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Apple Eight special meeting and at any adjournment or postponement of the special meeting.

Based on the recommendation of the Apple Eight special committee, the Apple Eight board has unanimously approved the Merger Agreement and the transactions contemplated thereby. In connection with submitting the Merger Agreement and the transactions contemplated thereby to the Apple Eight shareholders, the Apple Eight board, based on the recommendation of the Apple Eight special committee, determined it should make no recommendation to the Apple Eight shareholders with respect to the Apple Eight Merger Proposal because of the overlap among the directors of Apple Seven, Apple Eight and Apple Nine.

Your vote is very important, regardless of the number of shares of Apple Eight you own. If you do not vote on the Apple Eight Merger Proposal, this will have the same effect as a vote by you against the approval of the Apple Eight Merger Proposal. Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the Apple Eight Merger Proposal and “FOR” the Apple Eight Adjournment Proposal. Even if you plan to attend the Apple Eight special meeting in person, we request that you complete, sign, date and return the enclosed proxy card in the accompanying envelope prior to the special meeting to ensure that your shares will be represented and voted at the special meeting if you are unable to attend. If you hold your Apple Eight shares in “street name,” which means through a bank, broker or other custodian, you must obtain a legal proxy from this bank, broker or other custodian in order to vote in person at the Apple Eight special meeting.

If you attend the Apple Eight special meeting, you may revoke your proxy and vote in person, even if you have previously returned your proxy card or submitted your proxy through the Internet or by telephone. If your Apple Eight shares are held by a bank, broker or other custodian, and you plan to attend the Apple Eight special meeting, please bring to the special meeting your statement evidencing your beneficial ownership of your Apple Eight shares. Please carefully review the instructions in the enclosed joint proxy statement/prospectus and the enclosed proxy card or the information forwarded by your bank, broker or other custodian regarding each of these options.

The list of Apple Eight shareholders entitled to vote at the Apple Eight special meeting will be available for inspection during ordinary business hours at Apple Eight’s corporate headquarters at 814 East Main Street, Richmond, Virginia 23219, beginning two business days after the notice of the meeting is given and continuing through the special meeting. Holders of Apple Eight shares may examine this list for purposes related to the Apple Eight special meeting. Apple Eight shareholders are entitled to assert appraisal rights in connection with the Apple Eight merger under Article 15 of the Virginia Stock Corporation Act.

By Order of the Board of Directors,

David P. Buckley
Secretary

Richmond, Virginia
January 16, 2014

Apple REIT Nine, Inc.
814 East Main Street
Richmond, Virginia 23219

NOTICE OF SPECIAL MEETING OF APPLE REIT NINE, INC. SHAREHOLDERS
TO BE HELD ON FEBRUARY 21, 2014

To the Shareholders of Apple REIT Nine, Inc.:

A special meeting of shareholders of Apple REIT Nine, Inc., a Virginia corporation (“Apple Nine”), will be held at Apple Nine’s corporate headquarters, 814 East Main Street, Richmond, Virginia 23219 on February 21, 2014, starting at 12:00 p.m., eastern time, for the following purposes:

1.           To consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of August 7, 2013, as amended (the “Merger Agreement”), among Apple REIT Seven, Inc., a Virginia corporation (“Apple Seven”), Apple REIT Eight, Inc., a Virginia corporation (“Apple Eight”), Apple Nine, Apple Seven Acquisition Sub, Inc., a Virginia corporation, and Apple Eight Acquisition Sub, Inc., a Virginia corporation, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement (the “Apple Nine Merger Proposal”).

2.           To consider and vote on a proposal to approve the adjournment of the Apple Nine special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Nine Merger Proposal or the other proposals considered at the Apple Nine special meeting (the “Apple Nine Adjournment Proposal”).

3.           To consider and vote on four proposals to approve an amendment (the “First Apple Nine Charter Amendment”) to Apple Nine’s charter that would: (i) change the name of Apple Nine to Apple Hospitality REIT, Inc., (ii) increase the number of authorized Apple Nine common shares from 400 million to 800 million, (iii) add a provision permitting the Apple Nine shareholders or board to amend the Apple Nine bylaws in the event the Apple Nine common shares are to be listed on a national securities exchange and effective as of the date the Apple Nine common shares are first listed on a national securities exchange, and (iv) add restrictions on transfer and ownership of Apple Nine common shares to protect Apple Nine’s REIT tax status (collectively, the “First Apple Nine Charter Amendment Proposals”).

4.           To consider and vote on a proposal to approve an amendment to Apple Nine’s charter that would permit the implementation of a 50% reverse stock split of Apple Nine common shares in connection with a listing on a national securities exchange (the “Second Apple Nine Charter Amendment Proposal”).

5.           To consider and vote on four proposals to approve an amendment to Apple Nine’s bylaws that would: (i) change the name of Apple Nine in the bylaws to Apple Hospitality REIT, Inc., (ii) provide that the provisions relating to restrictions on transfer and ownership to protect Apple Nine’s REIT tax status apply only to Apple Nine common shares not subject to the transfer and ownership restrictions set forth in the First Apple Nine Charter Amendment, (iii) eliminate Article VIII of the Apple Nine bylaws relating to the employment of the external advisor and provide that other provisions in the bylaws that relate to an external advisor would have no force and effect if Apple Nine has no external advisor, and (iv) permit the Apple Nine board to amend the Apple Nine bylaws without shareholder approval in the event the Apple Nine common shares are to be listed on a national securities exchange and effective as of the date the Apple Nine common shares are first listed on a national securities exchange (collectively, the “Apple Nine Bylaws Amendment Proposals”).

6.           To transact such other business as may properly come before the Apple Nine special meeting or any adjournments or postponements of the special meeting.

These items of business are described in the enclosed joint proxy statement/prospectus. Apple Nine’s board has designated the close of business on January 8, 2014 as the record date for the purpose of determining the shareholders who are entitled to receive notice of, and to vote at, the Apple Nine special meeting and any adjournments or postponements of the special meeting, unless a new record date is fixed in connection with an adjournment or postponement of the special meeting. Only Apple Nine shareholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Apple Nine special meeting and at any adjournment or postponement of the special meeting.

Based on the recommendation of the Apple Nine special committee, the Apple Nine board has unanimously approved the Merger Agreement and the transactions contemplated thereby. In connection with submitting the Merger Agreement and the transactions contemplated thereby to the Apple Nine shareholders, the Apple Nine board, based on the recommendation of the Apple Nine special committee, determined it should make no recommendation to the Apple Nine shareholders with respect to the Apple Nine Merger Proposal, the First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal and the Apple Nine Bylaws Amendment Proposals because of the overlap among the directors of Apple Seven, Apple Eight and Apple Nine.

Your vote is very important, regardless of the number of shares of Apple Nine you own. If you do not vote on the Apple Nine Merger Proposal, the First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal or the Apple Nine Bylaws Amendment Proposals, this will have the same effect as a vote by you against the approval of each proposal for which you do not vote.  Although each of the proposals are separate matters to be voted upon by you, the approval of each of these proposals (other than the Apple Nine Adjournment Proposal) is a closing condition under the Merger Agreement and, in the event one of these proposals (other than the Apple Nine Adjournment Proposal) does not receive the vote necessary to approve that proposal, then the closing conditions under the Merger Agreement will not be satisfied.

Properly executed proxy cards with no instruction indicated on the proxy card for a proposal will be voted “FOR” the Apple Nine Merger Proposal, “FOR” the Apple Nine Adjournment Proposal, “FOR” each of the First Apple Nine Charter Amendment Proposals, “FOR” the Second Apple Nine Charter Amendment Proposal or “FOR” each of the Apple Nine Bylaws Amendment Proposals, as the case may be. Even if you plan to attend the Apple Nine special meeting in person, we request that you complete, sign, date and return the enclosed proxy card in the accompanying envelope prior to the special meeting to ensure that your shares will be represented and voted at the special meeting if you are unable to attend. If you hold your Apple Nine shares in “street name,” which means through a bank, broker or other custodian, you must obtain a legal proxy from this bank, broker or other custodian in order to vote in person at the Apple Nine special meeting.

If you attend the Apple Nine special meeting, you may revoke your proxy and vote in person, even if you have previously returned your proxy card or submitted your proxy through the Internet or by telephone. If your Apple Nine shares are held by a bank, broker or other custodian, and you plan to attend the Apple Nine special meeting, please bring to the special meeting your statement evidencing your beneficial ownership of your Apple Nine shares. Please carefully review the instructions in the enclosed joint proxy statement/prospectus and the enclosed proxy card or the information forwarded by your bank, broker or other custodian regarding each of these options.

The list of Apple Nine shareholders entitled to vote at the Apple Nine special meeting will be available for inspection during ordinary business hours at Apple Nine’s corporate headquarters at 814 East Main Street, Richmond, Virginia 23219, beginning two business days after the notice of the meeting is given and continuing through the special meeting. Holders of Apple Nine shares may examine this list for purposes related to the Apple Nine special meeting. Apple Nine shareholders are entitled to assert appraisal rights in connection with the First Apple Nine Charter Amendment Proposals under Article 15 of the Virginia Stock Corporation Act.

By Order of the Board of Directors,

David P. Buckley
Secretary

Richmond, Virginia
January 16, 2014

i

(continued)

ii

(continued)

ANNEX A: Agreement and Plan of Merger, as amended
ANNEX B: Apple Seven Plan of Merger
ANNEX C: Apple Eight Plan of Merger
ANNEX D: First Apple Nine Charter Amendment
ANNEX E: Second Apple Nine Charter Amendment
ANNEX F: Apple Nine Bylaws Amendment
ANNEX G: Termination Agreement, as amended
ANNEX H: Subcontract Agreement, as amended
ANNEX I: Transfer Agreement, as amended
ANNEX J: Opinion of Apple Seven Financial Advisor
ANNEX K: Opinion of Apple Eight Financial Advisor
ANNEX L: Opinion of Apple Nine Financial Advisor
ANNEX M: Article 15 of the Virginia Stock Corporation Act
ANNEX N: Apple Seven 8-K (dated September 9, 2013), 10-K and Current 10-Q
ANNEX O: Apple Eight 10-K and Current 10-Q
ANNEX P: Apple Nine 10-K and Current 10-Q

iii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE MERGERS

The following questions and answers are intended to address briefly some commonly asked questions regarding the mergers, the Merger Agreement and the Apple Seven, Apple Eight and Apple Nine special meetings. These questions and answers do not address all questions that may be important to you as a shareholder. Please refer to the “Summary Term Sheet” beginning on page 14 and the more detailed information contained elsewhere in this joint proxy statement/prospectus and the annexes to this joint proxy statement/prospectus, which you should read carefully. Unless otherwise indicated or the context requires otherwise, all references in this document to:

•	“Apple Seven” refer to Apple REIT Seven, Inc. and its subsidiaries;

•	“Apple Eight” refer to Apple REIT Eight, Inc. and its subsidiaries;

•	“Apple Nine” refer to Apple REIT Nine, Inc. and its subsidiaries;

•	the “Apple REITs” refer to Apple Seven, Apple Eight and Apple Nine, collectively;

•	“Seven Acquisition Sub” refer to Apple Seven Acquisition Sub, Inc.;

•	“Eight Acquisition Sub” refer to Apple Eight Acquisition Sub, Inc.;

•	“Acquisition Subs” refer to Seven Acquisition Sub and Eight Acquisition Sub, collectively;

•
the “Merger Agreement” refer to the Agreement and Plan of Merger, dated as of August 7, 2013, as amended, among the Apple REITs, a copy of which is attached as Annex A to this joint proxy statement/prospectus, including the related Apple Seven plan of merger and the related Apple Eight plan of merger;

•	“Apple Seven plan of merger” refer to the Apple Seven plan of merger, a copy of which is attached as Annex B to this joint proxy statement/prospectus, as it may be amended from time to time;

•	“Apple Eight plan of merger” refer to the Apple Eight plan of merger, a copy of which is attached as Annex C to this joint proxy statement/prospectus, as it may be amended from time to time;

•	an “Apple Seven unit” refer to an Apple Seven common share together with one Apple Seven Series A preferred share;

•	“Apple Seven shares” refer to the issued and outstanding Apple Seven units and the issued and outstanding Apple Seven Series B convertible preferred shares;

•	an “Apple Eight unit” refer to an Apple Eight common share together with one Apple Eight Series A preferred share;

•	“Apple Eight shares” refer to the issued and outstanding Apple Eight units and the issued and outstanding Apple Eight Series B convertible preferred shares;

•	an “Apple Nine unit” refer to an Apple Nine common share together with one Apple Nine Series A preferred share; and

•	“Apple Nine shares” refer to the issued and outstanding Apple Nine units and the issued and outstanding Apple Nine Series B convertible preferred shares.

Q:	What is the proposed transaction?

A:
The proposed transaction is: (i) the merger of Seven Acquisition Sub, a wholly owned subsidiary of Apple Nine, with Apple Seven (the “Apple Seven merger”) and (ii) the merger of Eight Acquisition Sub, a wholly owned subsidiary of Apple Nine, with Apple Eight (the “Apple Eight merger” and together with the Apple Seven merger, the “mergers”). If the applicable proposal to approve the Merger Agreement, the related plan(s) of merger, the applicable merger(s) and the other transactions contemplated by the Merger Agreement (the “Merger Proposal”) is approved by the shareholders of each Apple REIT and the other closing conditions to the mergers are satisfied or waived, Apple Seven will merge with and into Seven Acquisition Sub and Apple Eight will merge with and into Eight Acquisition Sub. Seven Acquisition Sub and Eight Acquisition Sub will be the surviving corporations in the mergers and Apple Nine will own all of the outstanding shares of Apple Seven and Apple Eight.

Also, as a result of the mergers, Apple Nine will become self-managed with the termination of its advisory agreements with Apple Nine Advisors, Inc. (“Apple Nine Advisors”) and Apple Suites Realty Group, Inc. (“Apple Suites Realty Group”).

Q:	Why are the mergers being proposed?

A:
The combined company is expected to provide a number of significant potential strategic opportunities and benefits, including the following:
  the combined company, with enhanced geographic and brand diversity, will be one of the largest REITs in the U.S. with 191 hotels and 23,711 guest rooms in 33 states, which will allow the shareholders of the combined company to participate in a stronger combined company platform that offers an enhanced ability to take advantage of opportunistic growth opportunities that may arise in the future;
  the combined company, as a result of increased size and scale, is expected to have access to a lower cost of capital than any of the current Apple REITs on a stand-alone basis, which financing could be used, among other things, to acquire additional properties, to fund share redemptions (the redemption programs for each of the Apple REITs are currently suspended) or special dividends, or provide greater financial flexibility to capture opportunities across business cycles; and
  as a result of its increased sized and scale, and that the combined company will be self-managed thereby eliminating the external advisory structure under which the Apple REITs presently operate, the combined company is expected to be better positioned to pursue enhanced avenues of liquidity for shareholders through the exploration of strategic alternatives such as:
o  a listing of the combined company’s shares for trading on a national securities exchange in which case, as a result of the increased shareholder base and increased equity capitalization of the combined company, the combined company is expected to be better positioned than any of the current Apple REITs on a stand-alone basis to have larger float and greater liquidity; or

o  a sale of the combined company or merger with a third party company in which case the combined company is expected to be better positioned than any of the current Apple REITs on a stand-alone basis to obtain premium pricing.

For additional information, see “The Mergers—Apple Seven’s Reasons for the Merger” beginning on page 78, “—Apple Eight’s Reasons for the Mergers” beginning on page 81 and “—Apple Nine’s Reasons for the Mergers” beginning on page 84.

Q:	How was the merger consideration determined?

A:
Management of the Apple REITs initially proposed the merger consideration for the Apple Seven merger and the Apple Eight merger. Executive officers of the Apple REITs formulated the proposed merger consideration by undertaking a discounted cash flow analysis and capitalization rate analysis of each of the Apple REITs to establish relative valuations and proposed the exchange ratios for the mergers to reflect the approximate mid-point of these valuation ranges. The merger consideration was approved by the special committees established by the boards of the Apple REITs after receiving opinions from their respective financial advisors with respect to the fairness, from a financial point of view, of the applicable exchange ratio in the case of the Apple Seven special committee and Apple Eight special committee and of the aggregate consideration to be paid in the mergers in the case of the Apple Nine special committee.  For additional information, see “The Mergers—Background of the Mergers” beginning on page 70.

Q:	How do the Apple REIT boards recommend that I vote on the proposals?

A:
Based on the recommendation of each of their special committees, the boards of the Apple REITs determined they should make no recommendation to the shareholders with respect to the mergers because of the overlap among the directors of the Apple REITs.

Glade M. Knight, James C. Barden, Jr., Glenn W. Bunting, Jr., Kent W. Colton and Bruce H. Matson serve as directors on the Apple Seven board. Messrs. Knight, Bunting and Colton are also directors of Apple Eight along with Michael S. Waters and Robert M. Wily. Messrs. Knight, Barden, Matson, Waters and Wily are also directors of Apple Nine. Due to the overlap among the directors of the Apple REITs, Messrs. Barden and Colton were appointed as the two members of the special committee of the Apple Seven board, Messrs. Bunting and Wily were appointed as the two members of the special committee of the Apple Eight board and Messrs. Matson and Waters were appointed as the two members of the special committee of the Apple Nine board.  Glade M. Knight is chairman and chief executive officer of Apple Seven, Apple Eight and Apple Nine. For additional information, see “The Mergers—Interests of Apple REIT Directors and Executive Officers in the Mergers—Employment and Directorships with Affiliates” beginning on page 110.

Q:	Were appraisals or valuations performed on the assets and liabilities of the Apple REITs in connection with the mergers?

A:
No appraisals or valuations on the assets and liabilities of the Apple REITs were obtained in connection with the mergers.  For additional information, see “The Mergers—Background of the Mergers” beginning on page 70.

Q:	Are there any conditions to completion of the mergers?

A:
Yes.  The mergers are subject to a number of conditions, including, among others, the following:

• approval of the applicable Merger Proposal by the requisite vote of the Apple Seven, Apple Eight and Apple Nine shareholders;

• approval of the First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal and the Apple Nine Bylaws Amendment Proposals (collectively, the “Apple Nine Charter and Bylaws Amendment Proposals”) by the requisite vote of the Apple Nine shareholders;

• no order, injunction or other legal restraint or prohibition preventing the consummation of the mergers or any of the other transactions contemplated by the Merger Agreement will be in effect;

• the registration statement, of which this joint proxy statement/prospectus constitutes a part, will have become effective and no stop order will have been initiated or threatened by the Securities and Exchange Commission (the “SEC”) with regard to the registration statement;

• all consents and waivers from third parties will have been obtained or waived;

• the number of Apple Nine common shares that would be issuable with respect to dissenting shares will not exceed 5% of the Apple Nine common shares to be issued after the effective time of the mergers assuming there were no dissenting shares;

• the receipt of required legal opinions regarding the mergers qualifying as a tax-free reorganization for the shareholders of Apple Seven and Apple Eight and the qualification of Apple Seven, Apple Eight and Apple Nine each as a real estate investment trust (“REIT”) under the Internal Revenue Code (the “Code”); and

• the Apple Seven merger and the Apple Eight merger being consummated concurrently.

If any of these conditions or any of the other conditions specified in the Merger Agreement are not satisfied, the mergers may be abandoned by the Apple REITs.

The following questions and answers apply to Apple Seven shareholders only:

Q:	What will I receive for my Apple Seven units in the Apple Seven merger?

A:
Under the terms of the Merger Agreement, you will receive one Apple Nine common share for each Apple Seven unit owned by you at the completion of the Apple Seven merger (other than for Apple Seven units with respect to which you have properly exercised, perfected and not subsequently withdrawn or lost your appraisal rights in accordance with Article 15 of the Virginia Stock Corporation Act (the “VSCA”)).

Q:	When and where is the Apple Seven special meeting?

A:
The special meeting of shareholders of Apple Seven will be held on February 21, 2014, at the corporate headquarters of Apple Seven, 814 East Main Street, Richmond, Virginia 23219, starting at 11:00 a.m., eastern time.

Q:	What matters will be voted on at the Apple Seven special meeting?

A:	You will be asked to consider and vote on the following proposals:

•
to consider and vote on a proposal to approve the Merger Agreement, the related Apple Seven plan of merger, the Apple Seven merger and the other transactions contemplated by the Merger Agreement (the “Apple Seven Merger Proposal”);

•
to consider and vote on a proposal to approve the adjournment of the Apple Seven special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Seven Merger Proposal (the “Apple Seven Adjournment Proposal”); and

•	to transact such other business as may properly come before the Apple Seven special meeting or any adjournments or postponements of the special meeting.

Q:	Do the Apple Seven directors and executive officers have any interests in the mergers?

A:
Yes. You should be aware that some of Apple Seven’s directors and executive officers have interests in the mergers that are different from, or in addition to, your interests as a shareholder and that may present actual or potential conflicts of interest. These interests include:

•	exchange of all outstanding Apple Seven options;

•
conversion of Apple Seven Series B convertible preferred shares held by Glade M. Knight, the chairman and chief executive officer of Apple Seven, and rights of certain Apple Seven executives, family members and other employees as assignees (if the mergers are completed, the Apple Seven Series B convertible preferred shares would be converted into approximately 5.8 million Apple Nine common shares, which based on the pro forma net book value of the combined companies would represent approximately $48 million of the combined company’s net book value).  The Apple Seven Series B convertible preferred shares were acquired at the formation of Apple Seven prior to Apple Seven having any other assets by Glade Knight for $0.10 a share or a total of $24,000;

•	consummation of the transactions contemplated by a termination agreement, a subcontract agreement and transfer agreement with entities owned by Glade M. Knight and related to Apple Seven; and

•	continued indemnification and insurance coverage for Apple Seven’s directors and officers in accordance with the Merger Agreement.

For additional information, see “The Mergers—Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107.

Q:	What vote is required for Apple Seven shareholders to approve the Apple Seven Merger Proposal?

A:	The approval of the Apple Seven Merger Proposal will require the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Seven common shares;

•	a majority of the outstanding Apple Seven Series A preferred shares;

•	a majority of the outstanding Apple Seven Series B convertible preferred shares;

•	a majority of the outstanding Apple Seven common shares that are not owned by or voted under the control of any of Apple Seven’s directors; and

•	a majority of the outstanding Apple Seven Series A preferred shares that are not owned by or voted under the control of any of Apple Seven’s directors.

Q:	What vote is required for Apple Seven shareholders to approve the Apple Seven Adjournment Proposal?

A:
Approval of the Apple Seven Adjournment Proposal will require that the number of votes cast for this proposal exceeds the number of votes cast against this proposal from holders of the Apple Seven common shares represented in person or by proxy and entitled to vote at the Apple Seven special meeting. Holders of Apple Seven Series A preferred shares and Series B convertible preferred shares are not entitled to vote those shares on the Apple Seven Adjournment Proposal. Less than a quorum may adjourn the meeting.

Q:	Who is entitled to vote at the Apple Seven special meeting?

A:
All holders of Apple Seven common shares, Series A preferred shares and Series B convertible preferred shares as of the close of business on January 8, 2014, the record date for the Apple Seven special meeting, are entitled to vote at the special meeting, unless a new record date is fixed for any adjournment or postponement of the special meeting. As of the record date, there were 90,613,633 issued and outstanding common shares, 90,613,633 issued and outstanding Series A preferred shares and 240,000 issued and outstanding Series B convertible preferred shares of Apple Seven. Each holder of record of Apple Seven common shares, Series A preferred shares and Series B convertible preferred shares on the record date is entitled to one vote per share.

The following questions and answers apply to Apple Eight shareholders only:

Q:	What will I receive for my Apple Eight units in the Apple Eight merger?

A:
Under the terms of the Merger Agreement, you will receive 0.85 Apple Nine common shares for each Apple Eight unit owned by you at the completion of the Apple Eight merger (other than for Apple Eight units with respect to which you have properly exercised, perfected and not subsequently withdrawn or lost your appraisal rights in accordance with Article 15 of the VSCA).

Q:	When and where is the Apple Eight special meeting?

A:
The special meeting of shareholders of Apple Eight will be held on February 21, 2014, at the corporate headquarters of Apple Eight, 814 East Main Street, Richmond, Virginia 23219, starting at 11:30 a.m., eastern time.

Q:	What matters will be voted on at the Apple Eight special meeting?

A:	You will be asked to consider and vote on the following proposals:

•
to consider and vote on a proposal to approve the Merger Agreement, the related Apple Eight plan of merger, the Apple Eight merger and the other transactions contemplated by the Merger Agreement (the “Apple Eight Merger Proposal”);

•
to consider and vote on a proposal to approve the adjournment of the Apple Eight special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Eight Merger Proposal (the “Apple Eight Adjournment Proposal”); and

•	to transact such other business as may properly come before the Apple Eight special meeting or any adjournments or postponements of the special meeting.

Q:	Do the Apple Eight directors and executive officers have any interests in the mergers?

A:
Yes. You should be aware that some of Apple Eight’s directors and executive officers have interests in the mergers that are different from, or in addition to, your interests as a shareholder and that may present actual or potential conflicts of interest. These interests include:

•	exchange of all outstanding Apple Eight options;

•
conversion of Apple Eight Series B convertible preferred shares held by Glade M. Knight, the chairman and chief executive officer of Apple Eight, and rights of certain Apple Eight executives, family members and other employees as assignees (if the mergers are completed, the Apple Eight Series B convertible preferred shares would be converted into approximately 4.9 million Apple Nine common shares, which based on the pro forma net book value of the combined companies would represent approximately $41 million of the combined company’s net book value).  The Apple Eight Series B convertible preferred shares were acquired at the formation of Apple Eight prior to Apple Eight having any other assets by Glade Knight for $0.10 a share or a total of $24,000;

•	consummation of the transactions contemplated by a termination agreement, a subcontract agreement and transfer agreement with entities owned by Glade M. Knight and related to Apple Eight; and

•	continued indemnification and insurance coverage for Apple Eight’s directors and officers in accordance with the Merger Agreement.

For additional information, see “The Mergers—Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107.

Q:	What vote is required for Apple Eight shareholders to approve the Apple Eight Merger Proposal?

A:	The approval of the Apple Eight Merger Proposal will require the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Eight common shares;

•	a majority of the outstanding Apple Eight Series A preferred shares;

•	a majority of the outstanding Apple Eight Series B convertible preferred shares;

•	a majority of the outstanding Apple Eight common shares that are not owned by or voted under the control of any of Apple Eight’s directors; and

•	a majority of the outstanding Apple Eight Series A preferred shares that are not owned by or voted under the control of any of Apple Eight’s directors.

Q:	What vote is required for Apple Eight shareholders to approve the Apple Eight Adjournment Proposal?

A:
Approval of the Apple Eight Adjournment Proposal will require that the number of votes cast for this proposal exceeds the number of votes cast against this proposal from holders of the Apple Eight common shares represented in person or by proxy and entitled to vote at the Apple Eight special meeting. Holders of Apple Eight Series A preferred shares and Series B convertible preferred shares are not entitled to vote those shares on the Apple Eight Adjournment Proposal. Less than a quorum may adjourn the meeting.

Q:	Who is entitled to vote at the Apple Eight special meeting?

A:
All holders of Apple Eight common shares, Series A preferred shares and Series B convertible preferred shares as of the close of business on January 8, 2014, the record date for the Apple Eight special meeting, are entitled to vote at the special meeting, unless a new record date is fixed for any adjournment or postponement of the special meeting. As of the record date, there were 92,140,005 issued and outstanding common shares, 92,140,005 issued and outstanding Series A preferred shares and 240,000 issued and outstanding Series B convertible preferred shares of Apple Eight. Each holder of record of Apple Eight common shares, Series A preferred shares and Series B convertible preferred shares on the record date is entitled to one vote per share.

The following questions and answers apply to Apple Nine shareholders only:

Q:	When and where is the Apple Nine special meeting?

A:
The special meeting of shareholders of Apple Nine will be held on February 21, 2014, at the corporate headquarters of Apple Nine, 814 East Main Street, Richmond, Virginia 23219, starting at 12:00 p.m., eastern time.

Q:	What matters will be voted on at the Apple Nine special meeting?

A:	You will be asked to consider and vote on the following proposals:

•
to consider and vote on a proposal to approve the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement (the “Apple Nine Merger Proposal”);

•
to consider and vote on a proposal to approve the adjournment of the Apple Nine special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Nine Merger Proposal and the other proposals considered at the Apple Nine special meeting (the “Apple Nine Adjournment Proposal”);

•
to consider and vote on four proposals to approve an amendment (the “First Apple Nine Charter Amendment”) to Apple Nine’s charter that would: (i) change the name of Apple Nine to Apple Hospitality REIT, Inc., (ii) increase the number of authorized Apple Nine common shares from 400 million to 800 million, (iii) add a provision permitting the Apple Nine shareholders or board to amend the Apple Nine bylaws in the event the Apple Nine common shares are to be listed on a national securities exchange and effective as of the date the Apple Nine common shares are first listed on a national securities exchange, and (iv) add restrictions on transfer and ownership of Apple Nine common shares to protect Apple Nine’s REIT tax status (the “First Apple Nine Charter Amendment Proposals”);

•
to consider and vote on a proposal to approve an amendment (the “Second Apple Nine Charter Amendment,” and with the First Apple Nine Charter Amendment, the “Apple Nine Charter Amendments”) to Apple Nine’s charter that would permit the implementation of a 50% reverse stock split of Apple Nine common shares in connection with a listing on a national securities exchange (the “Second Apple Nine Charter Amendment Proposal”), which amendment may, in the discretion of the Apple Nine board, be filed with the Virginia State Corporation Commission within one year of the Apple Nine special meeting to implement the reverse stock split;

•
to consider and vote on four proposals to approve an amendment (the “Apple Nine Bylaws Amendment,” and with the Apple Nine Charter Amendments, the “Apple Nine Charter and Bylaws Amendments”) to Apple Nine’s bylaws that would: (i) change the name of Apple Nine in the bylaws to Apple Hospitality REIT, Inc., (ii) provide that the provisions relating to restrictions on transfer and ownership to protect Apple Nine’s REIT tax status apply only to Apple Nine common shares not subject to the transfer and ownership restrictions set forth in the First Apple Nine Charter Amendment, (iii) eliminate Article VIII of the Apple Nine bylaws relating to the employment of the external advisor and provide that other provisions in the bylaws that relate to an external advisor would have no force and effect if Apple Nine has no external advisor, and (iv) permit the Apple Nine board to amend the Apple Nine bylaws without shareholder approval in the event the Apple Nine common shares are to be listed on a national securities exchange and effective as of the date the Apple Nine common shares are first listed on a national securities exchange (the “Apple Nine Bylaws Amendment Proposals”); and

•	to transact such other business as may properly come before the Apple Nine special meeting or any adjournments or postponements of the special meeting.

Q:	Do the Apple Nine directors and executive officers have any interests in the mergers?

A:
Yes. You should be aware that some of Apple Nine’s directors and executive officers have interests in the mergers that are different from, or in addition to, your interests as a shareholder and that may present actual or potential conflicts of interest. These interests include:

•
conversion of Apple Nine Series B convertible preferred shares held by Glade M. Knight, the chairman and chief executive officer of Apple Nine, and rights of certain Apple Nine executives, family members and other employees as assignees (if the mergers are completed, the Apple Nine Series B convertible preferred shares would be converted into approximately 11.6 million Apple Nine common shares, which based on the pro forma net book value of the combined companies would represent approximately $96 million of the combined company’s net book value).  The Apple Nine Series B convertible preferred shares were acquired at the formation of Apple Nine prior to Apple Nine having any other assets by Glade Knight for $0.10 a share or a total of $48,000; and

•	consummation of the transactions contemplated by a termination agreement, a subcontract agreement and transfer agreement with entities owned by Glade M. Knight and related to Apple Nine.

For additional information, see “The Mergers—Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107.

Q:	What vote is required for Apple Nine shareholders to approve the Apple Nine Merger Proposal?

A:	The approval of the Apple Nine Merger Proposal will require the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Nine common shares that are not owned by or voted under the control of any of Apple Nine’s directors; and

•	a majority of the outstanding Apple Nine Series A preferred shares that are not owned by or voted under the control of any of Apple Nine’s directors.

Q:	What vote is required for Apple Nine shareholders to approve the Apple Nine Adjournment Proposal?

A:
Approval of the Apple Nine Adjournment Proposal will require that the number of votes cast for this proposal exceeds the number of votes cast against this proposal from holders of the Apple Nine common shares represented in person or by proxy and entitled to vote at the Apple Nine special meeting. Holders of Apple Nine Series A preferred shares and Series B convertible preferred shares are not entitled to vote those shares on the Apple Nine Adjournment Proposal. Less than a quorum may adjourn the meeting.

Q:	What vote is required for Apple Nine shareholders to approve each of the First Apple Nine Charter Amendment Proposals?

A:	The approval of each of the First Apple Nine Charter Amendment Proposals will require the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Nine common shares;

•	a majority of the outstanding Apple Nine common shares that are not owned by or voted under the control of any of Apple Nine’s directors; and

•	a majority of the outstanding Apple Nine Series A preferred shares that are not owned by or voted under the control of any of Apple Nine’s directors.

Q:	What vote is required for Apple Nine shareholders to approve the Second Apple Nine Charter Amendment Proposal?

A:	The approval of the Second Apple Nine Charter Amendment Proposal will require the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Nine common shares;

•	a majority of the outstanding Apple Nine common shares that are not owned by or voted under the control of any of Apple Nine’s directors; and

•	a majority of the outstanding Apple Nine Series A preferred shares that are not owned by or voted under the control of any of Apple Nine’s directors.

Q:	What vote is required for Apple Nine shareholders to approve the Apple Nine Bylaws Amendment Proposals?

A:	The approval of each of the Apple Nine Bylaws Amendment Proposals will require the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Nine common shares;

•	a majority of the outstanding Apple Nine common shares that are not owned by or voted under the control of any of Apple Nine’s directors; and

•	a majority of the outstanding Apple Nine Series A preferred shares that are not owned by or voted under the control of any of Apple Nine’s directors.

Q:	Are the proposals being voted on at the Apple Nine special meeting conditioned on each other?

A:
The First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal and the Apple Nine Bylaws Amendment Proposals are each conditioned upon the Apple Nine Merger Proposal.  None of the other proposals are conditioned on any other proposal.  However, the obligations of each of the Apple REITs to consummate the mergers are subject to the approval of the Apple Nine Charter and Bylaws Amendment Proposals by the requisite vote of the Apple Nine shareholders, and the approval of the Apple Nine Merger Proposal by the requisite vote of the Apple Nine shareholders.

Q:	Who is entitled to vote at the Apple Nine special meeting?

A:
All holders of Apple Nine common shares and Series A preferred shares as of the close of business on January 8, 2014, the record date for the Apple Nine special meeting, are entitled to vote at the special meeting, unless a new record date is fixed for any adjournment or postponement of the special meeting. As of the record date, there were 182,784,131 issued and outstanding common shares, 182,784,131 issued and outstanding Series A preferred shares of Apple Nine and 480,000 issued and outstanding Series B convertible preferred shares of Apple Nine. Each holder of record of Apple Nine common shares and Series A preferred shares on the record date is entitled to one vote per share. Holders of Apple Nine Series B convertible preferred shares are not entitled to vote at the Apple Nine special meeting.

The following questions and answers apply to Apple Seven, Apple Eight and Apple Nine shareholders:

Q:	Have any shareholders already agreed to vote in favor of the proposals?

A:
Glade M. Knight, chairman and chief executive officer of Apple Seven, Apple Eight and Apple Nine, has entered into a voting agreement with the Apple REITs pursuant to which he has agreed to vote the Series B convertible preferred shares and the common shares and Series A preferred shares of Apple Seven, Apple Eight and Apple Nine held by him, together with any additional shares of Apple Seven, Apple Eight and Apple Nine capital stock acquired by him after August 7, 2013, in favor of each of the Merger Proposals.  Pursuant to the terms of the voting agreement, Mr. Knight has agreed to vote all of his common shares of Apple Seven, Apple Eight and Apple Nine and any additional shares of common stock of Apple Seven, Apple Eight and Apple Nine acquired by Mr. Knight after August 7, 2013 in favor of each of the Adjournment Proposals.  Also pursuant to the terms of the voting agreement, Mr. Knight has agreed to vote all of his common shares and Series A preferred shares of Apple Nine and any additional shares of Apple Nine capital stock acquired by Mr. Knight after August 7, 2013, in favor of the Apple Nine Charter and Bylaws Amendment Proposals.

Q:	How are votes counted?

A:
For the applicable Merger Proposal and, for Apple Nine shareholders only, the Apple Nine Charter and Bylaws Amendment Proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will count for the purpose of determining whether a quorum is present at each company’s special meeting. If you abstain or fail to return your proxy card, it will have the same effect as a vote against the applicable Merger Proposal and, in the case of Apple Nine shareholders only, the approval of the Apple Nine Charter and Bylaws Amendment Proposals. In addition, if your shares are held in the name of a bank, broker or other custodian, your bank, broker or other custodian will not vote your shares in the absence of specific instructions from you on how to vote your shares. These non-voted shares, which we refer to in this joint proxy statement/prospectus as “broker non-votes,” will be counted for purposes of determining a quorum, but will have the same effect as a vote against the applicable Merger Proposal and, in the case of Apple Nine shareholders only, the Apple Nine Charter and Bylaws Amendment Proposals.

For the applicable Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions, failure to return a proxy card and broker non-votes will have no effect on the outcome of this proposal.

If you sign and return your proxy card without indicating your vote, your shares will be voted “FOR” the applicable Merger Proposal, “FOR” the applicable Adjournment Proposal and, in the case of Apple Nine shareholders only, “FOR” the approval of the Apple Nine Charter and Bylaws Amendment Proposals.

Q:	What happens if I sell my shares before the special meetings?

A:
The record date for each company’s special meeting is earlier than the company’s special meeting and the date that the mergers are expected to be completed. If you sell your shares after the company’s record date but before the company’s special meeting, you will retain your right to vote at the company’s special meeting, but, for Apple Seven and Apple Eight shareholders, you will have transferred your right to receive the applicable merger consideration. For the Apple Seven and Apple Eight shareholders, in order to receive the applicable merger consideration, you must hold your shares through completion of the mergers.

Q:	How do I vote?

A:
You may submit your proxy either by telephone, through the Internet or by mailing the enclosed proxy card, or you may vote in person at the special meeting of the company for which you are a shareholder.

To submit your proxy by telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. To submit your proxy through the Internet, visit www.proxyvote.com. You will be asked to provide the company number and control number from the enclosed proxy card. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., eastern time, on February 20, 2014.

To submit your proxy by mail, complete, date and sign each proxy card you receive and return it as promptly as practicable in the enclosed prepaid envelope. If you sign and return your proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted “FOR” the applicable Merger Proposal and “FOR” the applicable Adjournment Proposal. If you are an Apple Nine shareholder, your shares will also be voted “FOR” the proposals to approve the Apple Nine Charter and Bylaws Amendment Proposals.

If you hold your shares in “street name,” please read the question and answer referencing "street name" shares below.
Q:	What happens if I am a shareholder of more than one Apple REIT?
A:
If you are a shareholder of more than one Apple REIT, you are entitled to vote at the special meeting of each Apple REIT in which you hold shares. If you are a shareholder of more than one Apple REIT, you will need to separately complete and timely submit a proxy card for each Apple REIT in which you hold shares, or vote in person at the special meeting of each company for which you are a shareholder.  You will receive a separate proxy card for each Apple REIT in which you hold shares.

Q:	My shares are held in “street name” by my bank, broker or other custodian. Will my bank, broker or other custodian vote my shares for me?

A:
Your bank, broker or other custodian will only be permitted to vote your shares if you instruct your bank, broker or other custodian how to vote. You should follow the procedures provided by your bank, broker or other custodian regarding the voting of your shares. If you do not instruct your bank, broker or other custodian how to vote your shares, your shares will not be voted and the effect will be the same as a vote against the applicable Merger Proposal and, in the case of Apple Nine shares against the Apple Nine Charter and Bylaws Amendment Proposals, but will not in either case have any effect on the applicable Adjournment Proposal.

Q:	How can I revoke or change my vote?

A:	You may revoke your proxy at any time before the vote is taken at the special meeting of the company of which you are a shareholder in any of the following ways:

•	submitting a later proxy by telephone or through the Internet prior to 11:59 p.m., eastern time, on February 20, 2014,

•	filing with the Secretary of the company, before the taking of the vote at the company’s special meeting, a written notice of revocation bearing a later date than the proxy card,

•	duly executing a later dated proxy card relating to the same shares and delivering it to the Secretary of the company before the taking of the vote at the company’s special meeting, or

•	voting in person at the company’s special meeting.

Your attendance at the company’s special meeting does not automatically revoke your previously submitted proxy. If you have instructed your bank, broker or other custodian to vote your shares, the options described above for revoking your proxy do not apply. Instead, you must follow the directions provided by your bank, broker or other custodian to change your vote.

Q:	When are the mergers expected to be completed?

A:
We expect to complete the mergers in the first quarter of 2014, although we cannot assure completion by any particular date, if at all. Because the mergers are subject to a number of conditions, including the approval of the applicable Merger Proposal by the requisite vote of the Apple Seven, Apple Eight and Apple Nine shareholders, the approval of the Apple Nine Charter and Bylaws Amendment Proposals by the requisite vote of the Apple Nine shareholders, and the receipt of certain consents and waivers from third parties, the exact timing of the mergers cannot be determined at this time and we cannot guarantee that the mergers will be completed.

Q:	For the Apple Seven and Apple Eight shareholders, how will I receive the applicable merger consideration if the mergers are completed?

A:
For the Apple Seven and Apple Eight shareholders, you will receive a letter of transmittal with detailed written instructions for exchanging shares for the applicable merger consideration. If your shares are held in “street name” by your bank, broker or other custodian, you will receive instructions from your bank, broker or other custodian as to how to effect the surrender of your “street name” shares in exchange for the applicable merger consideration.

Q:	What percentage of Apple Nine common shares after the mergers will current Apple Seven, Apple Eight and Apple Nine shareholders own?

A:	Following the completion of the mergers, assuming no exercise of dissenters’ rights:

•	the former Apple Seven units will represent approximately 24.2% of the Apple Nine common shares after the mergers;

•	the former Apple Seven Series B convertible preferred shares will represent approximately 1.6% of the Apple Nine common shares after the mergers;

•	the former Apple Eight units will represent approximately 20.9% of the Apple Nine common shares after the mergers;

•	the former Apple Eight Series B convertible preferred shares will represent approximately 1.3% of the Apple Nine common shares after the mergers;

•	the former Apple Nine units will represent approximately 48.9% of the Apple Nine common shares after the mergers; and

•	the former Apple Nine Series B convertible preferred shares will represent approximately 3.1% of the Apple Nine common shares after the mergers.

Q:	What happens if the mergers are not completed?

A:
If the applicable Merger Proposal is not approved by Apple Seven shareholders, Apple Eight shareholders or Apple Nine shareholders or if the mergers are not completed for any other reason, Apple Seven and Apple Eight shareholders will not have their shares exchanged for Apple Nine common shares in connection with the mergers. Instead, Apple Seven and Apple Eight would remain independent companies. Under certain circumstances, Apple Nine may be required to pay Apple Seven and Apple Eight a termination fee and reimburse Apple Seven and Apple Eight for certain of their out-of-pocket expenses; or Apple Seven and/or Apple Eight may be required to pay the other Apple REITs a termination fee and reimburse them for certain of their out-of-pocket expenses as described under “The Merger Agreement—Termination Fees and Expenses” beginning on page 129.

Q:	Am I entitled to exercise appraisal rights?

A:
Yes. For Apple Seven and Apple Eight shareholders, you are entitled to exercise appraisal rights under Virginia law in connection with the applicable merger if you meet certain conditions.  Any Apple Seven or Apple Eight shareholder wishing to exercise appraisal rights in connection with the mergers must deliver to the company in which such shareholder owns shares, before the vote on the applicable merger is taken at the special meeting of shareholders of such company, a written notice of intent to demand payment for the shareholder’s shares. A vote against the applicable merger will not satisfy this notice requirement. A shareholder delivering a notice of intent must not vote any of his or her shares in favor of the applicable merger or he or she will lose his or her appraisal rights.  For further information, please read the section entitled “Dissenters’ Rights of Appraisal – The Mergers” beginning on page 161 and Article 15 of the VSCA which is attached to this joint proxy statement/prospectus as Annex M.

For Apple Nine shareholders, you are entitled to exercise appraisal rights under Virginia law in connection with the First Apple Nine Charter Amendment if you meet certain conditions.  Any Apple Nine shareholder wishing to exercise appraisal rights in connection with the First Apple Nine Charter Amendment must deliver to Apple Nine, before the vote on the First Apple Nine Charter Amendment Proposals is taken at the special meeting of shareholders of Apple Nine, a written notice of intent to demand payment for the shareholder’s shares. A vote against any or all of the First Apple Nine Charter Amendment Proposals will not satisfy this notice requirement. A shareholder delivering a notice of intent must not vote any of his or her shares in favor of the First Apple Nine Charter Amendment Proposals or he or she will lose his or her appraisal rights. For further information, please read the section entitled “Dissenters Rights of Appraisal – The First Apple Nine Charter Amendment” beginning on page 163 and Article 15 of the VSCA which is attached to this joint proxy statement/prospectus as Annex M.

Q:	Will Apple Nine have the same strategy as Apple Seven and Apple Eight?

A:
Following completion of the mergers, subsidiaries of Apple Nine will own the hotels currently owned by subsidiaries of Apple Seven and Apple Eight. As described under “Investment Objectives and Policies of Apple Seven” beginning on page 214 and “Investment Objectives and Policies of Apple Eight” beginning on page 202, both Apple Seven’s and Apple Eight’s bylaws currently place certain restrictions on the type of real estate activities they conduct. Apple Nine’s bylaws currently place the same restrictions on the type of real estate activities Apple Nine conducts. Apple Nine currently has, and following the mergers intends to pursue, similar investment objectives and policies to Apple Seven and Apple Eight.

Q:	Will my monthly dividend payments continue after the mergers?

A:
To maintain its qualification as a REIT, Apple Nine will be required to distribute dividends, other than capital gain dividends, to its shareholders in an amount at least equal to the sum of 90% of its “REIT taxable income.” See “Material U.S. Federal Income Tax Consequences — Requirements for Qualifications as a Real Estate Investment Trust — Annual Distribution Requirements” on page 156. Following the completion of the mergers, holders of Apple Nine common shares will be entitled to receive dividends when, as and if declared by the Apple Nine board out of funds legally available therefor. After the mergers, Apple Nine plans to pay a consistent distribution on a monthly basis, with distributions from anticipated cash generated from operations and debt.  The anticipated initial annual distribution rate after the mergers is expected to be $0.62 - $0.72 per Apple Nine common share.  As it has done historically, Apple Nine may use financing to maintain the consistency of the monthly distribution rate, taking into consideration any acquisitions, dispositions, capital improvements and economic cycles.   Any distribution will be subject to approval of the Apple Nine board and there can be no assurance of the duration of distributions at the anticipated initial annual distribution rate after the mergers.

Q:	Are the mergers expected to be taxable to me?

A:
It is expected that the mergers will qualify as a reorganization within the meaning of Section 368(a) of the Code and the completion of the mergers is conditioned on the receipt by each of the Apple REITs of an opinion from its outside counsel to the effect that the mergers will qualify as a tax-free reorganization for the shareholders of Apple Seven and Apple Eight.  If the mergers qualify as a reorganization, shareholders of Apple Seven and Apple Eight will not recognize gain or loss for U.S. federal income tax purposes upon the receipt of Apple Nine common shares in exchange for Apple Seven or Apple Eight shares in connection with the mergers. You should read “Material U.S. Federal Income Tax Consequences” beginning on page 146 for a more detailed discussion of the U.S. federal income tax consequences of the mergers. You should also consult your tax advisor for a complete analysis of the effect of the mergers on your federal, state and local and/or foreign taxes.

Q:	How can I obtain additional information about the Apple REITs?

A:
Each company files annual, quarterly and current reports, proxy statements and other information with the SEC. Each company will provide copies of its reports, proxy statements and other information, including this joint proxy statement/prospectus, without charge to any shareholder who makes a request to the Apple REITs, 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations, or at (804) 344-8121. Each company’s filings with the SEC may also be accessed on the Internet at http://www.sec.gov or on the Investor Information page of the company’s website at http://www.applereitseven.com, http://www.applereiteight.com or http://www.applereitnine.com, as applicable. The information provided on each company’s website is not part of this joint proxy statement/prospectus and is not incorporated by reference into this joint proxy statement/prospectus. A copy of Apple Seven’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 is attached to this joint proxy statement/prospectus as Annex N. A copy of Apple Eight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 is attached to this joint proxy statement/prospectus as Annex O. A copy of Apple Nine’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 is attached to this joint proxy statement/prospectus as Annex P. For a more detailed description of the information available, please see “Where You Can Find More Information” on page 229.

Q:	Who can help answer my questions?

A:
If you have additional questions about the mergers or your company’s special meeting after reading this joint proxy statement/prospectus, please call the Apple REITs’ proxy solicitor, David Lerner Associates, Inc., toll-free at 1-800-367-3000. If your bank, broker or other custodian holds your shares, you should also call your bank, broker or other custodian for additional information.

Q:	What else do I need to do now?

A:
You are urged to read this joint proxy statement/prospectus carefully and in its entirety, including its annexes, and to consider how the mergers affect you. Even if you plan to attend your company’s special meeting, if you hold your shares in your own name as the shareholder of record, please vote your shares by completing, signing, dating and returning the enclosed proxy card. You can also attend your company’s special meeting and vote, or change your prior vote, in person. If you hold your shares in “street name” through a bank, broker or other custodian, then you should have received this joint proxy statement/prospectus from that custodian, along with that custodian’s proxy card which includes voting instructions and instructions on how to change your vote.

SUMMARY TERM SHEET

The following summary highlights selected information in this joint proxy statement/prospectus and may not contain all the information that may be important to you with respect to the Merger Agreement, the mergers or the special meetings. Accordingly, you are encouraged to read this joint proxy statement/prospectus, including its annexes, carefully and in its entirety. Each item in this summary includes a page reference directing you to a more complete description of that topic. See also “Where You Can Find More Information” on page 229.

Parties to the Mergers (Page 59)

Apple REIT Seven, Inc.

Apple REIT Seven, Inc.
814 East Main Street
Richmond, Virginia 23219
(804) 344-8121

Apple Seven, a Virginia corporation, is a REIT focused on upscale, extended-stay and select-service hotels. Its portfolio consists of 51 hotels, containing a total of 6,426 guestrooms, diversified among 18 states. Apple Seven, through its best efforts offering, originally sold the Apple Seven units for $10.50-$11.00 per unit. Since its initial offering in 2006, Apple Seven has paid approximately $6.00 per unit in distributions, or $484 million in the aggregate.

Apple REIT Eight, Inc.

Apple REIT Eight, Inc.
814 East Main Street
Richmond, Virginia 23219
(804) 344-8121

Apple Eight, a Virginia corporation, is a REIT focused on upscale, extended-stay and select-service hotels. Its portfolio consists of 51 hotels, containing a total of 5,914 guestrooms, diversified among 19 states. Apple Eight, through its best efforts offering, originally sold the Apple Eight units for $10.50-$11.00 per unit. Since its initial offering in 2007, Apple Eight has paid approximately $4.40 per unit in distributions, or $382 million in the aggregate.

Apple REIT Nine, Inc.

Apple REIT Nine, Inc.
814 East Main Street
Richmond, Virginia 23219
(804) 344-8121

Apple Nine, a Virginia corporation, is a REIT focused on upscale, extended-stay and select-service hotels. Its portfolio consists of 89 hotels, containing a total of 11,371 guestrooms, diversified among 27 states. Apple Nine, through its best efforts offering, originally sold the Apple Nine units for $10.50-$11.00 per unit. Since its initial offering in 2008, Apple Nine has paid approximately $5.31 per unit in distributions, or $741 million in the aggregate.

Apple Seven Acquisition Sub, Inc.

Apple Seven Acquisition Sub, Inc.
814 East Main Street
Richmond, Virginia 23219
(804) 344-8121

Seven Acquisition Sub, a Virginia corporation, was formed on August 5, 2013 solely for the purpose of facilitating Apple Nine’s acquisition of Apple Seven. Apple Nine owns all of the outstanding shares of capital stock of Seven Acquisition Sub. Seven Acquisition Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. Upon completion of the proposed Apple Seven merger, Apple Seven will merge with Seven Acquisition Sub and Seven Acquisition Sub will continue as the surviving corporation.

Apple Eight Acquisition Sub, Inc.

Apple Eight Acquisition Sub, Inc.
814 East Main Street
Richmond, Virginia 23219
(804) 344-8121

Eight Acquisition Sub, a Virginia corporation, was formed on August 5, 2013 solely for the purpose of facilitating Apple Nine’s acquisition of Apple Eight. Apple Nine owns all of the outstanding shares of capital stock of Eight Acquisition Sub. Eight Acquisition Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. Upon completion of the proposed Apple Eight merger, Apple Eight will merge with Eight Acquisition Sub and Eight Acquisition Sub will continue as the surviving corporation.

The Mergers (Page 69)

Under the Merger Agreement, Apple Seven will be merged with and into Seven Acquisition Sub and Apple Eight will be merged with and into Eight Acquisition Sub. Seven Acquisition Sub and Eight Acquisition Sub will be the surviving corporations in the mergers. Upon completion of the mergers, all of the shares of capital stock of Seven Acquisition Sub and Eight Acquisition Sub will be owned by Apple Nine.

The Apple Seven Special Meeting (Page 60)

Date, Time and Place. The special meeting of the Apple Seven shareholders will be held at the corporate headquarters of Apple Seven, 814 East Main Street, Richmond, Virginia 23219, on February 21, 2014 at 11:00 a.m., eastern time.

Purpose. At the Apple Seven special meeting, Apple Seven shareholders will be asked to approve the Apple Seven Merger Proposal and the Apple Seven Adjournment Proposal.

Record Date; Voting Rights. You are entitled to vote at the Apple Seven special meeting if you owned Apple Seven common shares, Series A preferred shares or Series B preferred shares at the close of business on January 8, 2014, the record date for the Apple Seven special meeting, unless a new record date is fixed for any adjournment or postponement of the special meeting. As of the record date, there were 90,613,633 issued and outstanding common shares, 90,613,633 issued and outstanding Series A preferred shares, and 240,000 issued and outstanding Series B convertible preferred shares of Apple Seven. Each holder of Apple Seven common shares, Series A preferred shares and Series B convertible preferred shares on the record date is entitled to one vote per share.

Quorum. The holders of a majority of each of the outstanding Apple Seven common shares, Series A preferred shares and Series B convertible preferred shares, in each case entitled to vote at the Apple Seven special meeting and present in person or represented by proxy, will constitute a quorum at the special meeting for each such class of shares.

Required Vote. The approval of the Apple Seven Merger Proposal requires the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Seven common shares;

•	a majority of the outstanding Apple Seven Series A preferred shares;

•	a majority of the outstanding Apple Seven Series B convertible preferred shares;

•	a majority of the outstanding Apple Seven common shares that are not owned by or voted under the control of any of Apple Seven’s directors; and

•	a majority of the outstanding Apple Seven Series A preferred shares that are not owned by or voted under the control of any of Apple Seven’s directors.

The approval of the Apple Seven Adjournment Proposal will require that the number of votes cast for this proposal exceeds the number of votes cast against this proposal by holders of the Apple Seven common shares represented in person or by proxy and entitled to vote at the Apple Seven special meeting. Holders of Apple Seven Series A preferred shares and Series B convertible preferred shares are not entitled to vote those shares on the Apple Seven Adjournment Proposal. Less than a quorum may adjourn the Apple Seven special meeting.

As of the record date for the Apple Seven special meeting, the directors and executive officers of Apple Seven owned less than 1% of the outstanding Apple Seven common shares and Series A preferred shares entitled to vote with respect to the Apple Seven Merger Proposal. As of the record date for the Apple Seven special meeting, Glade M. Knight, the chairman and chief executive officer of Apple Seven, owned of record all outstanding Series B convertible preferred shares of Apple Seven. The Apple REITs have entered into a voting agreement with Mr. Knight, whereby Mr. Knight has agreed to vote the Apple Seven Series B convertible preferred shares and the common shares and Series A preferred shares held by him, together with any additional shares of Apple Seven capital stock acquired by Mr. Knight after August 7, 2013, in favor of the Apple Seven Merger Proposal. The voting agreement also requires Mr. Knight to vote all of his Apple Seven common shares and any additional shares of Apple Seven’s common stock acquired by Mr. Knight after August 7, 2013, in favor of the Apple Seven Adjournment Proposal.

The Apple Eight Special Meeting (Page 63)

Date, Time and Place. The special meeting of the Apple Eight shareholders will be held at the corporate headquarters of Apple Eight, 814 East Main Street, Richmond, Virginia 23219, on February 21, 2014 at 11:30 a.m., eastern time.

Purpose. At the Apple Eight special meeting, Apple Eight shareholders will be asked to approve the Apple Eight Merger Proposal and the Apple Eight Adjournment Proposal.

Record Date; Voting Rights. You are entitled to vote at the Apple Eight special meeting if you owned Apple Eight common shares, Series A preferred shares or Series B preferred shares at the close of business on January 8, 2014, the record date for the Apple Eight special meeting, unless a new record date is fixed for any adjournment or postponement of the special meeting. As of the record date, there were 92,140,005 issued and outstanding common shares, 92,140,005 issued and outstanding Series A preferred shares, and 240,000 issued and outstanding Series B convertible preferred shares of Apple Eight. Each holder of Apple Eight common shares, Series A preferred shares and Series B convertible preferred shares on the record date is entitled to one vote per share.

Quorum. The holders of a majority of each of the outstanding Apple Eight common shares, Series A preferred shares and Series B convertible preferred shares, in each case entitled to vote at the Apple Eight special meeting and present in person or represented by proxy, will constitute a quorum at the special meeting for each such class of shares.

Required Vote. The approval of the Apple Eight Merger Proposal requires the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Eight common shares;

•	a majority of the outstanding Apple Eight Series A preferred shares;

•	a majority of the outstanding Apple Eight Series B convertible preferred shares;

•	a majority of the outstanding Apple Eight common shares that are not owned by or voted under the control of any of Apple Eight’s directors; and

•	a majority of the outstanding Apple Eight Series A preferred shares that are not owned by or voted under the control of any of Apple Eight’s directors.

The approval of the Apple Eight Adjournment Proposal will require that the number of votes cast for this proposal exceeds the number of votes cast against this proposal by holders of the Apple Eight common shares represented in person or by proxy and entitled to vote at the Apple Eight special meeting. Holders of Apple Eight Series A preferred shares and Series B convertible preferred shares are not entitled to vote those shares on the Apple Eight Adjournment Proposal. Less than a quorum may adjourn the Apple Eight special meeting.

As of the record date for the Apple Eight special meeting, the directors and executive officers of Apple Eight owned less than 1% of the outstanding Apple Eight common shares and Series A preferred shares entitled to vote with respect to the Apple Eight Merger Proposal. As of the record date for the Apple Eight special meeting, Glade M. Knight, the chairman and chief executive officer of Apple Eight, owned of record all outstanding Series B convertible preferred shares of Apple Eight. The Apple REITs have entered into a voting agreement with Mr. Knight, whereby Mr. Knight has agreed to vote the Apple Eight Series B convertible preferred shares and the common shares and Series A preferred shares held by him, together with any additional shares of Apple Eight capital stock acquired by Mr. Knight after August 7, 2013, in favor of the Apple Eight Merger Proposal. The voting agreement also requires Mr. Knight to vote all of his Apple Eight common shares and any additional shares of Apple Eight’s common stock acquired by Mr. Knight after August 7, 2013, in favor of the Apple Eight Adjournment Proposal.

The Apple Nine Special Meeting (Page 65)

Date, Time and Place. The special meeting of the Apple Nine shareholders will be held at the corporate headquarters of Apple Nine, 814 East Main Street, Richmond, Virginia 23219, on February 21, 2014 at 12:00 p.m., eastern time.

Purpose. At the Apple Nine special meeting, Apple Nine shareholders will be asked to approve:

•	the Apple Nine Merger Proposal;

•	the Apple Nine Adjournment Proposal;

•	the First Apple Nine Charter Amendment Proposals;

•	the Second Apple Nine Charter Amendment Proposal; and

•	the Apple Nine Bylaws Amendment Proposals.

Record Date; Voting Rights. You are entitled to vote at the Apple Nine special meeting if you owned Apple Nine common shares or Series A preferred shares at the close of business on January 8, 2014, the record date for the Apple Nine special meeting, unless a new record date is fixed for any adjournment or postponement of the special meeting. As of the record date, there were 182,784,131 issued and outstanding common shares and 182,784,131 issued and outstanding Series A preferred shares of Apple Nine. Each holder of Apple Nine common shares and Series A preferred shares on the record date is entitled to one vote per share. Apple Nine Series B convertible preferred shares are not entitled to vote at the Apple Nine special meeting.

Quorum. The holders of a majority of each of the outstanding Apple Nine common shares and Series A preferred shares, in each case entitled to vote at the Apple Nine special meeting and present in person or represented by proxy, will constitute a quorum at the special meeting for each such class of shares.

Required Vote. The approval of the Apple Nine Merger Proposal, the First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal and the Apple Nine Bylaws Amendment Proposals requires the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Nine common shares that are not owned by or voted under the control of any of Apple Nine’s directors; and

•	a majority of the outstanding Apple Nine Series A preferred shares that are not owned by or voted under the control of any of Apple Nine’s directors.

In addition, the First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal and the Apple Nine Bylaws Amendment Proposals will require the affirmative vote of holders of a majority of the outstanding Apple Nine common shares.

The approval of the Apple Nine Adjournment Proposal will require that the number of votes cast for this proposal exceeds the number of votes cast against this proposal by holders of the Apple Nine common shares represented in person or by proxy and entitled to vote at the Apple Nine special meeting. Holders of Apple Nine Series A preferred shares and Series B convertible preferred shares are not entitled to vote those shares on the Apple Nine Adjournment Proposal. Less than a quorum may adjourn the Apple Nine special meeting.

As of the record date for the Apple Nine special meeting, the directors and executive officers of Apple Nine owned less than 1% of the outstanding Apple Nine common shares and Series A preferred shares entitled to vote with respect to the Apple Nine Merger Proposal and the Apple Nine Charter and Bylaws Amendment Proposals. As of the record date for the Apple Nine special meeting, Glade M. Knight, the chairman and chief executive officer of Apple Nine, owned of record all outstanding Series B convertible preferred shares of Apple Nine. The Apple REITs have entered into a voting agreement with Mr. Knight, whereby Mr. Knight has agreed to vote the Apple Nine common shares and Series A preferred shares held by him, together with any additional shares of Apple Nine capital stock acquired by Mr. Knight after August 7, 2013, in favor of the Apple Nine Merger Proposal and the Apple Nine Charter and Bylaws Amendment Proposals. The voting agreement also requires Mr. Knight to vote all of his Apple Nine common shares and any additional shares of Apple Nine’s common stock acquired by Mr. Knight after August 7, 2013, in favor of the Apple Nine Adjournment Proposal.

Further Information Relevant to the Apple REIT Special Meetings (Pages 60, 63, and 65)

Voting; Proxies. Votes may be cast either in person or by a properly executed proxy at each Apple REITs’ special meeting. Abstentions, failure to return a proxy card and broker non-votes will have the same effect as votes against the approval of the applicable Merger Proposal, and in the case of Apple Nine shareholders only, the Apple Nine Charter and Bylaws Amendment Proposals. Abstentions, failure to return a proxy card and broker non-votes will have no effect on the applicable Adjournment Proposal.

Revocation. Any proxy given by a shareholder pursuant to this solicitation may be revoked at any time before the vote is taken at the applicable special meeting in any of the following ways:

•	submitting a later proxy by telephone or through the Internet prior to 11:59 p.m., eastern time, on February 20, 2014,

•	filing with the Secretary of the applicable Apple REIT, before the taking of the vote at the applicable special meeting, a written notice of revocation bearing a later date than the proxy card,

•	duly executing a later dated proxy card relating to the same shares and delivering it to the Secretary of the applicable Apple REIT before the taking of the vote at the applicable special meeting, or

•	voting in person at the applicable special meeting, although attendance at the special meeting will not by itself constitute a revocation of a proxy.

Solicitation of Proxies; Costs. Each Apple REIT is soliciting proxies on behalf of its board. Each Apple REIT will bear the costs of soliciting proxies for its special meeting. In addition to the solicitation of proxies by use of the mails, proxies may be solicited from shareholders by directors, officers and employees of each Apple REIT in person or by telephone, by facsimile, on the Internet or other appropriate means of communications. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to directors, officers and employees of each Apple REIT in connection with its solicitation. Apple Seven, Apple Eight and Apple Nine have each retained David Lerner Associates, Inc. to solicit, and for advice and assistance in connection with the solicitation of, proxies for their respective special meetings at a cost of $250,000, $250,000 and $475,000, respectively, including out-of-pocket expenses. No portion of the amount that each Apple REIT has agreed to pay David Lerner Associates, Inc. is contingent upon the closing of the mergers.

Effective Time of the Mergers (Page 111)

The mergers will become effective at such time and on such date as the Acquisition Subs, Apple Seven and Apple Eight will specify in the articles of merger with respect to the mergers. The parties to the mergers will cause the effective time of the mergers to occur on the closing date, which will occur:

•
as promptly as practicable (but no later than the second business day) after satisfaction or waiver of the conditions described under “The Merger Agreement—Conditions to Complete the Mergers” beginning on page 126 (other than those conditions that by their nature are to be satisfied by actions taken at the closing, but subject to the satisfaction or waiver (to the extent permitted by applicable law) of such conditions); or

•	such other date as may be agreed in writing between the Apple REITs.

The Apple REITs expect to complete the mergers in the first quarter of 2014. However, the mergers are subject to various approvals and other conditions, and it is possible that factors outside of the control of the Apple REITs could result in the mergers being completed at a later time, or not at all. There may be a substantial amount of time between the special meetings and the completion of the mergers. The Apple REITs expect to complete the mergers promptly following the receipt of all required approvals and satisfaction or, to the extent permitted, waiver of the conditions to the completion of the mergers.

Merger Consideration (Page 111)

Pursuant to the terms of the Merger Agreement, at the effective time of the mergers:

•
each issued and outstanding Apple Seven unit (other than shares with respect to which holders have properly exercised, perfected and not subsequently withdrawn or lost their appraisal rights in accordance with Article 15 of the VSCA) will be converted into the right to receive one (the “Apple Seven unit exchange ratio”) Apple Nine common share, and each issued and outstanding Series B convertible preferred share of Apple Seven will be converted into the right to receive a number of Apple Nine common shares equal to 24.17104 multiplied by the Apple Seven unit exchange ratio; and

•
each issued and outstanding Apple Eight unit (other than shares with respect to which holders have properly exercised, perfected and not subsequently withdrawn or lost their appraisal rights in accordance with Article 15 of the VSCA) will be converted into the right to receive 0.85 (the “Apple Eight unit exchange ratio”) Apple Nine common shares, and each issued and outstanding Series B convertible preferred share of Apple Eight will be converted into the right to receive a number of Apple Nine common shares equal to 24.17104 multiplied by the Apple Eight unit exchange ratio.

Fractional Apple Nine common shares, rounded to three decimal places, will be issued with respect to each merger to the extent necessary.

Each issued and outstanding Apple Seven unit and Apple Eight unit (including any fractional units) that is owned by any of the Apple REITs, the Acquisition Subs or any of their respective subsidiaries will no longer be outstanding and will automatically  be canceled and will cease to exist, and no consideration will be delivered in exchange therefor.

Treatment of Options (Page 112)

Each Apple Seven and Apple Eight option that is outstanding immediately prior to the effective time of the mergers will be converted into an option to acquire Apple Nine common shares.  For each outstanding Apple Seven option, such option will be converted into an option to acquire Apple Nine common shares equal to the product of (i) the number of Apple Seven units subject to such option multiplied by (ii) the Apple Seven unit exchange ratio, rounded down to the nearest whole share.  For each outstanding Apple Eight option, such option will be converted into an option to acquire Apple Nine common shares equal to the product of (i) the number of Apple Eight units subject to such option multiplied by (ii) the Apple Eight unit exchange ratio rounded down to the nearest whole share.

The terms and conditions of each option to acquire Apple Nine common shares will otherwise generally remain the same as the terms and conditions of the original Apple Seven and Apple Eight options, except that the exercise price per share of such option will equal the quotient of (i) the exercise price per share of such original option divided by (ii) the Apple Seven unit exchange ratio or Apple Eight unit exchange ratio, as the case may be, rounded up to the nearest whole cent.

Reasons for the Mergers (Pages 78, 81 and 84)

After careful consideration and for the reasons set forth below under “The Mergers – Apple Seven’s Reasons for the Mergers,” “The Mergers – Apple Eight’s Reasons for the Mergers” and “The Mergers – Apple Nine’s Reasons for the Mergers” beginning on pages 78, 81 and 84, respectively, each of the boards of the Apple REITs has unanimously approved the Merger Agreement and the transactions contemplated thereby.  In connection with submitting the Merger Agreement and the transactions contemplated thereby to the Apple REIT shareholders, each of the boards of the Apple REITs, based on the recommendation of each of their special committees, determined it should make no recommendation to its shareholders with respect to the applicable mergers because of the overlap among the directors of the Apple REITs.  Information regarding the interests of the Apple REIT directors and others in the mergers is described under “Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107.

Opinion of Apple Seven’s Financial Advisor (Page 87)

In connection with the mergers, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”), delivered to the Apple Seven special committee a written opinion, dated August 6, 2013, to the effect that as of the date of the opinion and based on and subject to the various assumptions and limitations described in its opinion, the Apple Seven unit exchange ratio provided for in the Apple Seven merger was fair, from a financial point of view, to the holders of Apple Seven units (other than the other Apple REITs and their respective affiliates).  The full text of the written opinion, dated August 6, 2013, of BofA Merrill Lynch, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex J to this joint proxy statement/prospectus and is incorporated by reference herein in its entirety. BofA Merrill Lynch provided its opinion to the Apple Seven special committee (in its capacity as such) for the benefit and use of the Apple Seven special committee in connection with and for purposes of its evaluation of the Apple Seven unit exchange ratio from a financial point of view.  BofA Merrill Lynch’s opinion does not address any other aspect of the Apple Seven merger and no opinion or view was expressed as to the relative merits of the Apple Seven merger in comparison to other strategies or transactions that might be available to Apple Seven or in which Apple Seven might engage or as to the underlying business decision of Apple Seven to proceed with or effect the Apple Seven merger.  BofA Merrill Lynch’s opinion does not address any other aspect of the Apple Seven merger and does not constitute a recommendation to any shareholder as to how to vote or act in connection with the proposed Apple Seven merger or any related matter.

Opinion of Apple Eight’s Financial Advisor (Page 93)

In connection with the mergers, the Apple Eight special committee requested that KeyBanc Capital Markets Inc. (“KBCM”), evaluate the fairness, from a financial point of view, of the Apple Eight unit exchange ratio in the Merger Agreement to holders of Apple Eight units.  On August 6, 2013, KBCM delivered to the Apple Eight special committee its oral opinion, subsequently confirmed in writing, to the effect that, as of the date of its opinion, based upon and subject to the assumptions, limitations and qualifications contained in its opinion and other matters KBCM considered relevant, the Apple Eight unit exchange ratio in the Merger Agreement was fair, from a financial point of view, to the holders of Apple Eight units. The full text of the written opinion of KBCM, dated August 6, 2013, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached as Annex K to this joint proxy statement/prospectus  and is incorporated  into this joint proxy statement/prospectus by reference.  KBCM’s opinion was prepared for the information and assistance of the Apple Eight special committee and is directed only to the fairness, from a financial point of view, as of the date of the opinion, of the Apple Eight unit exchange ratio in the Merger Agreement to the Apple Eight unit holders.  KBCM was not requested to consider, and its opinion did not address, the underlying business decision of Apple Eight to effect the Apple Eight merger, the relative merits of the Apple Eight merger as compared to any alternative business strategies that might exist for Apple Eight or the effect of any other transaction in which Apple Eight might engage.  KBCM’s opinion does not constitute a recommendation to any Apple Eight shareholder as to whether such shareholder should vote in favor of approving the Merger Agreement or how such shareholder should vote at any meeting of the shareholders of Apple Eight.

Opinion of Apple Nine’s Financial Advisor (Page 98)

In connection with the mergers, the Apple Nine special committee requested that Citigroup Global Markets Inc., (“Citigroup”) evaluate the fairness, from a financial point of view, of the aggregate consideration to be paid pursuant to the mergers, to Apple Nine.  On August 6, 2013, at a meeting of the Apple Nine special committee held to evaluate the proposed transaction, Citigroup delivered to the Apple Nine special committee an oral opinion, which opinion was confirmed by delivery of a written opinion, dated August 6, 2013, to the effect that, as of the date of the opinion and based on and subject to the various assumptions and limitations set forth in the written opinion, the aggregate consideration to be paid pursuant to the mergers is fair, from a financial point of view, to Apple Nine.

The full text of Citigroup’s written opinion, dated August 6, 2013, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached to this joint proxy statement/prospectus as Annex L and is incorporated into this joint proxy statement/prospectus by reference. The description of Citigroup’s opinion set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of Citigroup’s opinion.

Citigroup’s opinion was provided for the information of the Apple Nine special committee in connection with its evaluation of the consideration to be paid pursuant to the mergers from a financial point of view and does not address any other aspects or implications of the mergers and the other transactions contemplated by the Merger Agreement.  Citigroup was not requested to consider, and its opinion does not address, the underlying business decision of Apple Nine to effect the mergers, the relative merits of the mergers as compared to any alternative business strategies that might exist for Apple Nine or the effect of any other transaction in which Apple Nine might engage.  Citigroup’s opinion is not intended to be and does not constitute a recommendation to any shareholder as to how such shareholder should vote or act on any matters relating to the mergers or otherwise.  Under the terms of Citigroup’s engagement, the Apple Nine special committee has agreed to pay Citigroup a fee for its financial advisory services in connection with the mergers, a significant portion of which was contingent upon the execution and delivery by Apple Nine of the Merger Agreement.

Interests of Apple REIT Directors and Executive Officers in the Mergers (Page 107)

You should be aware that the directors and executive officers of Apple Seven, Apple Eight and Apple Nine have interests in the mergers that are different from, or in addition to, your interests as a shareholder and that may present actual or potential conflicts of interest. These interests include:

•
conversion of Apple Seven, Apple Eight and Apple Nine Series B convertible preferred shares held by Glade M. Knight, the chairman and chief executive officer of Apple Seven, Apple Eight and Apple Nine, and rights of certain Apple Seven, Apple Eight and Apple Nine executives and their family members as assignees such that a total of approximately 20,847,198 Apple Nine common shares will be issuable to certain Apple Seven, Apple Eight and Apple Nine executives and their family members as described under “The Mergers—Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107 (which based on the pro forma net book value of the combined company would represent approximately $172 million of the combined company’s net book value);

•
exchange of all outstanding Apple Seven options (391,251 options currently outstanding, each with $11 per Apple Seven unit exercise prices and held by current directors) and Apple Eight options (467,876 options currently outstanding, each with $11 per Apple Eight unit exercise prices and held by current directors) for a total of 788,943 Apple Nine options with exercise prices ranging from $11 to $12.94 per option;

•
consummation of the transactions contemplated by the termination agreement, the subcontract agreement, and the transfer agreement with entities owned by Glade M. Knight and related to Apple Seven, Apple Eight and Apple Nine described under “Termination Agreement” beginning on page 133,“Subcontract Agreement” beginning on page 133 and “Transfer Agreement” beginning on page 134, respectively; and

•	continued indemnification and insurance coverage for the directors and officers of Apple Seven and Apple Eight in accordance with the Merger Agreement.

Voting Agreement between the Apple REITs and Glade M. Knight (Page 130)

The Apple REITs have entered into a voting agreement with Glade M. Knight, chairman and chief executive officer of Apple Seven, Apple Eight and Apple Nine, whereby Mr. Knight has agreed to vote the Series B convertible preferred shares and the common shares and Series A preferred shares of Apple Seven, Apple Eight and Apple Nine held by him, together with any additional shares of Apple Seven, Apple Eight and Apple Nine capital stock acquired by Mr. Knight after August 7, 2013, in favor of each of the Merger Proposals. Mr. Knight currently owns of record all outstanding 240,000 Series B convertible preferred shares of Apple Seven and all outstanding 240,000 Series B convertible preferred shares of Apple Eight, which are sufficient to approve, only on behalf of the Apple Seven Series B convertible preferred shareholders and Apple Eight Series B convertible preferred shareholders respectively, the Apple Seven Merger Proposal and Apple Eight Merger Proposal. Pursuant to the terms of the voting agreement, Mr. Knight has agreed to vote all of his common shares of Apple Seven, Apple Eight and Apple Nine and any additional shares of common stock of Apple Seven, Apple Eight and Apple Nine acquired by Mr. Knight after August 7, 2013 in favor of each of the Adjournment Proposals.  Also pursuant to the terms of the voting agreement, Mr. Knight has agreed to vote all of his common shares and Series A preferred shares of Apple Nine and any additional shares of Apple Nine capital stock acquired by Mr. Knight after August 7, 2013, in favor of the Apple Nine Charter and Bylaws Amendment Proposals.

Under the terms of the voting agreement, Mr. Knight has also agreed to vote against any acquisition proposal other than the Merger Proposals and any other action that would be expected to adversely affect the mergers. Additionally, Mr. Knight has agreed that he will waive, and prevent the execution of, any dissenters’ rights relating to the mergers that he may have directly or indirectly, and that he will not sell or transfer any Apple securities beneficially owned by him or grant any proxies or transfer any voting rights with respect to such securities that would impact the ability to comply with the voting agreement prior to the consummation of the mergers or termination of the Merger Agreement.  Mr. Knight has also agreed to convert each of his Apple Nine Series B preferred shares into 24.17104 Apple Nine common shares effective immediately before the effective time of the mergers. Mr. Knight currently owns of record all outstanding 480,000 Series B convertible preferred shares of Apple Nine.

Regulatory Approvals (Page 110)

No material federal or state regulatory approvals are required in connection with the mergers other than regulatory approvals that the Apple REITs expect to obtain in the ordinary course.

Accounting Treatment (Page 110)

Apple Nine will account for the mergers under the acquisition method of accounting for business combinations under United States generally accepted accounting principles with Apple Nine being deemed to have acquired Apple Seven and Apple Eight. This means that Apple Nine will record the assets and liabilities of Apple Seven and Apple Eight, as of the completion of the mergers, at their fair values including an amount for goodwill, if applicable, representing the difference between the purchase price and fair value of the identifiable assets and liabilities. Financial statements of Apple Nine issued after the mergers will reflect only the operations of Apple Seven’s and Apple Eight’s businesses after the mergers and will not be restated retroactively to reflect the historical financial position or results of operations of either Apple Seven or Apple Eight prior to the mergers.

Dissenters’ Rights of Appraisal (Page 161)

The provisions of Virginia law governing appraisal rights are complex and you should study them carefully. A shareholder may take actions that prevent that shareholder from successfully asserting appraisal rights, and multiple steps must be taken to properly exercise and perfect appraisal rights. A copy of Article 15 of the VSCA is attached to this joint proxy statement/prospectus as Annex M and is incorporated herein by reference.

The following paragraph applies to Apple Seven and Apple Eight shareholders only:

Under Virginia law, you are entitled to exercise appraisal rights in connection with the mergers, which means that you have the right to dissent from the applicable merger and, instead of receiving the applicable merger consideration, obtain payment in cash of the fair value of your shares as determined pursuant to applicable Virginia law. The fair value of your shares under Virginia law governing appraisal rights could be more than, the same as or less than the applicable merger consideration that would be paid pursuant to the Merger Agreement.

The following paragraph applies to Apple Nine shareholders only:

Under Virginia law, you are entitled to exercise appraisal rights in connection with the First Apple Nine Charter Amendment, which means that you have the right to dissent from the First Apple Nine Charter Amendment Proposals and obtain payment in cash of the fair value of your shares as determined pursuant to applicable Virginia law.

Conditions to Complete the Mergers (Page 126)

The obligations of each of the Apple REITs to complete the merger to which it is a party and the other transactions contemplated by the Merger Agreement are subject to the satisfaction or waiver (as determined by the special committee of each respective Apple REIT) of a number of conditions, including the following:

•	the shareholder approval of each of Apple Seven, Apple Eight and Apple Nine of the Merger Proposal;

•	the approval of each of the Apple Nine Charter and Bylaws Amendment Proposals;

•
no court having issued any temporary restraining order, preliminary or permanent injunction or other order, and no other legal restraint or prohibition preventing the consummation of any of the mergers or any of the other transactions contemplated by the Merger Agreement being in effect;

•
all material actions by or in respect of or filings with any governmental entity required for the consummation of the mergers or any of the other transactions contemplated by the Merger Agreement, and any waiting period under applicable laws having expired or being terminated;

•
the registration statement on Form S-4 to be filed with the SEC by Apple Nine, of which this joint proxy statement/prospectus constitutes a part, with respect to the Apple Nine common shares issuable in the mergers, being declared effective by the SEC, and no stop-order or proceeding suspending the effectiveness of the Form S-4 having been initiated or threatened by the SEC;

•
the number of Apple Nine common shares that would be issuable with respect to dissenting shares not exceeding 5% of the Apple Nine common shares to be issued and outstanding after the effective time of the mergers assuming there were no dissenting shares;

•	each of the mergers being consummated concurrently;

•
for each Apple REIT the representations and warranties of each of the other parties to the merger must be true and correct in all material respects as of the closing date of the mergers in the manner described under “The Merger Agreement – Conditions to Complete the Mergers”;

•
with respect to each Apple REIT, all required consents and waivers from third parties having been obtained, other than such consents and waivers from third parties, which, if not obtained, would not result in a material adverse effect on each of the other parties to the mergers; and

•	for each Apple REIT, the absence of any material adverse effect between the date of the Merger Agreement and the effective time of the mergers on each of the other parties to the mergers.

Material U.S. Federal Income Tax Consequences (Page 146)

Each of the mergers of Apple Seven and Apple Eight with and into the Acquisition Subs will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly:

•	a U.S. holder will not recognize any gain or loss upon receipt of Apple Nine common shares in exchange for its Apple Seven or Apple Eight common or preferred shares in connection with the mergers;

•
a U.S. holder will have an aggregate tax basis in the Apple Nine common shares received in the mergers equal to the U.S. holder’s aggregate tax basis in its Apple Seven or Apple Eight shares surrendered pursuant to the mergers.  If a U.S. holder acquired any of its shares of Apple Seven or Apple Eight common or preferred shares at different prices or at different times, Treasury Regulations provide guidance on how such U.S. holder may allocate its tax basis to Apple Nine common shares received in the mergers.  U.S. holders that hold multiple blocks of Apple Seven or Apple Eight common or preferred shares should consult their tax advisors regarding the proper allocation of their basis among shares of Apple Nine common shares received in the mergers under these Treasury Regulations; and

•
the holding period of the Apple Nine common shares received by a U.S. holder in connection with the mergers will include the holding period of the Apple Seven or Apple Eight common or preferred shares surrendered in connection with the mergers.

You should read “Material U.S. Federal Income Tax Consequences” beginning on page 146 for a more detailed discussion of the U.S. federal income tax consequences of the mergers. You should also consult your tax advisor for a complete analysis of the effect of the mergers on your federal, state and local and/or foreign taxes.

Acquisition Proposals (Page 121)

The Merger Agreement provides that each Apple REIT is not permitted to initiate, solicit or knowingly encourage or facilitate (including by way of furnishing nonpublic information or assistance) any inquiry or the making of any proposal that constitutes, or may reasonably be expected to lead to, any competing transaction (an “acquisition proposal”) or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement regarding, or that is intended to result in, or would reasonably be expected to lead to, any competing transaction as described under “The Merger Agreement—Acquisition Proposals.”

Neither the special committee nor the board of any of the Apple REITs may: (i) withdraw (or modify or qualify in any manner adverse to the other Apple REITs) the approval or declaration of advisability by such special committee or board of the Merger Agreement and the mergers or any of the other transactions contemplated by the Merger Agreement, (ii) adopt, approve, recommend, endorse or otherwise declare advisable the adoption of any acquisition proposal, or (iii) resolve, agree or publicly propose to take any such actions (each such action set forth in clauses (i), (ii) and (iii) being referred to herein as an “adverse recommendation change”). Notwithstanding these restrictions, at any time prior to obtaining the required shareholder approval of the Apple REITs, the special committee or board of any Apple REIT may make an adverse recommendation change, if such special committee or board determines in good faith, after consultation with outside counsel, that failure to do so would be inconsistent with its fiduciary duties to the shareholders of such Apple REIT under applicable law.

Termination of the Merger Agreement (Page 128)

The Apple REITs (with the prior approval of the special committee of each Apple REIT) may agree to terminate the Merger Agreement prior to filing the articles of merger with the Virginia State Corporation Commission, even after the required shareholder approvals have been obtained.

In addition, any Apple REIT (with the prior approval of the special committee of such Apple REIT) may terminate the Merger Agreement prior to filing the articles of merger with the Virginia State Corporation Commission, even after the required shareholder approvals have been obtained, if any of the following occurs:

•
there has been a breach by any of the other Apple REITs of any representation, warranty, covenant or agreement set forth in the Merger Agreement, or if any representation or warranty of any of the other Apple REITs becomes untrue, such that the conditions to closing, as described in the first two bullets in the second and third paragraphs in “Merger Agreement — Conditions to Complete the Mergers,” would be incapable of being satisfied by the outside date;

•
any judgment, injunction, order, decree or action by any governmental authority of competent authority preventing the consummation of the mergers has become final and nonappealable, except that a party that has willfully and materially  breached a representation, warranty or covenant of such party set forth in the Merger Agreement that proximately contributed to the occurrence of such judgment, injunction, order, decree or action will not be entitled to exercise its right to terminate the Merger Agreement as described in this bullet;

•
the mergers have not been consummated before the outside date, except that a party that has willfully and materially breached a representation, warranty or covenant of such party set forth in the Merger Agreement will not be entitled to exercise its right to terminate the Merger Agreement described in this bullet;

•
upon a vote at a duly held shareholder meeting or adjournment thereof, one or more of the required shareholder approvals, as described in “Merger Agreement—Conditions to Complete the Mergers,” has not been obtained; or

•	before the required shareholder approvals are obtained:

o	the special committee or board of any other Apple REIT makes an adverse recommendation change, as defined in “Merger Agreement—Acquisition Proposals,” as permitted by the Merger Agreement;

o
any other Apple REIT enters into any agreement with respect to a competing transaction, as defined in “Merger Agreement—Acquisition Proposals” (other than a confidentiality agreement of the type described in “Merger Agreement—Board Actions”); or

o	the board of any other Apple REIT or the special committee thereof or any other committee thereof resolves to, or publicly attempts to, do any of the foregoing.

In this joint proxy statement/prospectus, the “outside date” means February 28, 2014; provided that if, prior to January 1, 2014:

•	the registration statement on Form S-4 of which this joint proxy statement/prospectus is a part has not been declared effective by the SEC; or

•	the parties have not received the necessary consents,

then the outside date will be extended on a daily basis until the registration statement on Form S-4 is declared effective and such consents have been received, but no later than April 30, 2014.

The special committee of any Apple REIT may also terminate the Merger Agreement before the required shareholder approvals are obtained:

•	if such special committee makes an adverse recommendation change as permitted by the Merger Agreement; or

•
in order to enter into any agreement with respect to any superior competing proposal, as defined in  “Merger Agreement—Board Actions” (other than a confidentiality agreement of the type described in “Merger Agreement—Board Actions”).

Termination Fees and Expenses (Page 129)

If the Merger Agreement is terminated under certain circumstances:

•	Apple Seven may be obligated to pay each other Apple REIT an amount equal to $1,700,000 plus the reasonable third party expenses of such other Apple REIT;

•	Apple Eight may be obligated to pay each other Apple REIT an amount equal to $1,700,000 plus the reasonable third party expenses of such other Apple REIT; and

•	Apple Nine may be obligated to pay each other Apple REIT an amount equal to $1,700,000 plus the reasonable third party expenses of such other Apple REIT.

Conversion Agreements (Page 132)

Although the holders of the Apple Nine Series B convertible preferred shares would have had the ability to convert such shares upon the closing of the mergers, the Apple Nine Series B convertible preferred shares would not have automatically converted under the mergers. Since the board of each of the Apple REITs wanted only Apple Nine common shares outstanding after the mergers, as a condition to the Apple REITs entering into the Merger Agreement, concurrently with the execution of the Merger Agreement, on August 7, 2013, Apple Nine entered into a conversion agreement with each person to whom Glade M. Knight has assigned certain benefits (if any) associated with certain of his Apple Nine

Series B convertible preferred shares.  Each person who has entered into a conversion agreement with Apple Nine has agreed among other things to certain restrictions on the transfer of any Apple Nine Series B convertible preferred shares or benefits relating thereto that such person may beneficially own or hold.  Each person who has entered into a conversion agreement with Apple Nine has agreed to convert each Apple Nine Series B convertible preferred share held by such person into Apple Nine common shares effective immediately before the effective time of the mergers.

Termination Agreement (Page 133)

In connection with signing the Merger Agreement, on August 7, 2013, Apple Nine entered into a termination agreement with Apple Seven Advisors, Inc. (“Apple Seven Advisors”), Apple Eight Advisors, Inc. (“Apple Eight Advisors”), Apple Nine Advisors and Apple Suites Realty Group, each of which is owned by Glade M. Knight, to terminate, effective immediately before the effective time of the mergers, the existing advisory agreements and the property acquisition/disposition agreements with respect to the Apple REITs.

Subcontract Agreement (Page 133)

In connection with signing the Merger Agreement, on August 7, 2013, Apple Nine entered into a subcontract agreement with Apple Ten Advisors, Inc. (“Apple Ten Advisors”), which is owned by Glade M. Knight, to subcontract Apple Ten Advisors’ obligations under the advisory agreement between Apple Ten Advisors and Apple REIT Ten, Inc. (“Apple Ten”). From and after the mergers, Apple Nine will provide to Apple Ten the advisory services contemplated under the advisory agreement and Apple Nine will receive fees and expenses payable under the advisory agreement from Apple Ten. The subcontract agreement does not affect Apple Ten’s contract with Apple Suites Realty Group which is owned by Glade M. Knight and provides acquisition and disposition brokerage services to Apple Ten.

Transfer Agreement (Page 134)

In connection with signing the Merger Agreement, on August 7, 2013, Apple Nine entered into a transfer agreement with Apple Nine Advisors, which is owned by Glade M. Knight and Apple Fund Management, LLC, a subsidiary of Apple Nine Advisors (“Apple Fund Management”), to acquire all of the membership interests in Apple Fund Management effective immediately after the effective time of the mergers. Apple Fund Management provides employee personnel in connection with the existing advisory agreements for the Apple REITs and Apple Ten.

Directors’ and Officers’ Indemnification Insurance (Page 125)

From and after the effective time of the mergers, Apple Nine will indemnify all present and former directors, officers, employees and agents of Apple Seven and Apple Eight and their respective subsidiaries to the same extent they are presently entitled to indemnification under the Apple Seven or Apple Eight articles of incorporation, bylaws or employment agreements, as applicable, in respect of actions or omissions occurring at or prior to the effective time of the mergers. For a period of six years following the effective time, Seven Acquisition Sub and Eight Acquisition Sub will obtain and maintain “run-off” or “tail” director and officer liability coverage to the directors and officers of Apple Seven and Apple Eight, respectively, and their respective subsidiaries, without reduction of existing coverage under, and having terms no less favorable than, the director and officer liability coverage presently maintained by Apple Seven and Apple Eight. Seven Acquisition Sub and Eight Acquisition Sub will maintain in effect provisions in their articles of incorporation or bylaws related to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees or agents of Apple Seven and Apple Eight, respectively, and their respective subsidiaries, that are no less favorable than those presently set forth in the articles of incorporation and bylaws of Apple Seven and Apple Eight.

Comparison of Shareholders’ Rights (Page 168)

Apple Seven, Apple Eight and Apple Nine are each Virginia corporations and accordingly, are governed by the VSCA and by their respective articles of incorporation and bylaws. The pre-merger articles of incorporation and bylaws of each of the Apple REITs are virtually identical, as are the shareholder rights of Apple Seven shareholders, Apple Eight shareholders and Apple Nine shareholders.

Following the mergers, all current holders of Apple Seven, Apple Eight and Apple Nine units and Series B convertible preferred shareholders will hold Apple Nine common shares  and there will be no Series A preferred shares or Series B convertible preferred shares outstanding. In connection with the mergers, the Apple Nine articles of incorporation and bylaws will be amended, and the rights of all shareholders will be governed by Apple Nine’s amended articles of incorporation and amended bylaws, which contain provisions that are different from the articles of incorporation and bylaws of each of the Apple REITs before the mergers.

For a summary of certain differences between the rights of Apple Seven shareholders, Apple Eight shareholders and Apple Nine shareholders before the mergers and holders of Apple Nine common shares after the mergers, see

“Comparison of Rights of Apple Seven, Apple Eight and Apple Nine Shareholders” beginning on page 168.

Description of Apple Nine Common Shares (Page 164)

The following contains a summary of certain material provisions of Apple Nine’s articles of incorporation and bylaws relating to the Apple Nine Common Shares, assuming Apple Nine’s articles of incorporation and bylaws are amended by the First Apple Nine Charter Amendment, the Second Apple Nine Charter Amendment and the Apple Nine Bylaws Amendment.

The Apple Nine common shares have equal rights in connection with:

•	dividends;
•	distributions; and
•	liquidations.

If the Apple Nine board determines, in its sole discretion, to declare a dividend, the right to a dividend is subject to the following restrictions:

•	the dividend rights of the Apple Nine common shares may be subordinate to any other shares ranking senior to the Apple Nine common shares; and
•	the amount of the dividend may be limited by law.

After the mergers, Apple Nine plans to continue to pay a consistent distribution on a monthly basis, with distributions from anticipated cash generated from operations and debt.  The anticipated initial annual distribution rate after the mergers is expected to be $0.62 - $0.72 per Apple Nine common share.  Based on this distribution rate and the Apple Nine common shares expected to be outstanding after the mergers, the total anticipated initial annual distributions would range from $232 million - $269 million.  The estimated rate is based on the historic cash from operations of the Apple REITs outlined below and the combined company's projected Hotel Net Operating Income forecasts outlined on page 105.  As it has done historically, Apple Nine may use financing to maintain the consistency of the monthly distribution rate, taking into consideration any acquisitions, dispositions, capital improvements and economic cycles.  Any distribution will be subject to approval of the Apple Nine board and there can be no assurance of the duration of distributions at the anticipated initial annual distribution rate after the mergers.

The following is a summary of each of the Apple REIT’s historical cash flow from operating activities and distributions (see pages 27, 30, and 33 for further detail of each of the Apple REITs’ historical financial results):”

	Nine Months Ended September 30, 2013			Year Ended December 31, 2012
	Apple REIT	Apple REIT	Apple REIT	Apple REIT	Apple REIT	Apple REIT
(in thousands except per share data)	Seven, Inc.	Eight, Inc.	Nine, Inc.	Seven, Inc.	Eight, Inc.	Nine, Inc.

Cash flow from operating activities	$49,016	$33,911	$98,022	$60,806	$46,138	$122,966
Total distributions	$47,382	$34,305	$113,646	$69,969	$51,174	$291,093	(1)
Total distributions per common share	$0.52	$0.37	$0.62	$0.77	$0.55	$1.60	(1)

(1) Apple REIT Nine, Inc. includes a special distribution of $0.75 per common share or a total of $136 million paid in May 2012.

The Apple REITs believe that cash is fungible and the source of distributions is not determinable.  However included above is a summary of each of the Apple REITs’ cash flow from operating activities for the noted periods. For further information, see the Apple REITs’ related statement of cash flows included in Annexes N, O and P.

If Apple Nine liquidates its assets or dissolves entirely post-merger, the holders of the Apple Nine common shares will share, on a pro rata basis, in the assets Apple Nine is legally allowed to distribute. Apple Nine must pay all of its known debts and liabilities or have made adequate provision for payment of these debts and liabilities before holders of Apple Nine common shares can share in its assets. Upon post-merger liquidation, after distributions pursuant to the preferential distribution rights of any Apple Nine preferred shares then outstanding, the remaining proceeds will be distributed ratably among the holders of the Apple Nine common shares.

Holders of Apple Nine common shares do not have the right to convert or redeem their shares. In addition, they do not have rights to a sinking fund or to subscribe for any of Apple Nine’s securities.

Each outstanding Apple Nine common share entitles the holder to one vote on all matters submitted to a vote of Apple Nine shareholders. The holders of the Apple Nine common shares have exclusive voting power with respect to the election of directors, except as otherwise required by law or except as provided with respect to any other class or series of Apple Nine shares then outstanding.  There is no cumulative voting in the election of directors and directors are elected by the plurality of votes cast and entitled to vote in the election of directors.

Apple Nine’s articles of incorporation state that, except as otherwise provided by law, a majority of Apple Nine common shares issued and outstanding may approve any of the following actions:

•	dissolution;
•	amendments of the charter or articles of incorporation;
•	mergers, share exchanges or similar transactions; or
•	the sale of all or substantially all of Apple Nine’s assets.

Amendments to Apple Nine’s articles of incorporation relating to the classification of the board of directors require the approval of at least two-thirds of the shares entitled to vote.

Selected Historical Financial Data of Apple REIT Seven, Inc.

The following selected historical financial information for each of the years during the three-year period ended December 31, 2012 and the selected balance sheet data as of December 31, 2012 and 2011 have been derived from Apple Seven’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2012 contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 6, 2013 and its Form 8-K reclassifying certain information to discontinued operations filed with the SEC on September 9, 2013, copies of which are attached to this joint proxy statement/prospectus as Annex N and which are incorporated herein by reference. The selected historical financial information for each of the years ended December 31, 2009 and 2008 and the selected balance sheet data as of December 31, 2010, 2009 and 2008 have been derived from Apple Seven’s audited consolidated financial statements for such years contained in Apple Seven’s reports filed with the SEC, which are not incorporated by reference into this joint proxy statement/prospectus. The selected historical financial information for the nine months ended September 30, 2013 and 2012 and the selected balance sheet data as of September 30, 2013 have been derived from Apple Seven’s unaudited consolidated financial statements for such period contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed with the SEC on November 6, 2013, a copy of which is also attached to this joint proxy statement/prospectus as Annex N and which is incorporated herein by reference. The selected balance sheet data as of September 30, 2012 has been derived from Apple Seven’s unaudited consolidated financial statements for such period contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 filed with the SEC on November 6, 2012, which is not incorporated by reference into this joint proxy statement/prospectus.

You should read the selected historical financial information presented below together with the financial statements included in Apple Seven’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 6, 2013, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed with the SEC on November 6, 2013, and its Form 8-K filed with the SEC on September 9, 2013, copies of which are attached to this joint proxy statement/prospectus as Annex N and which are incorporated herein by reference, and the accompanying notes and management’s discussion and analysis of financial condition and results of operations of Apple Seven contained in such reports. See also “Where You Can Find More Information” on page 229.

Apple REIT Seven, Inc. Selected Financial Data

(in thousands except per share and statistical data)	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Revenues:
Room revenue	$153,725	$147,516	$191,437	$184,179	$176,802	$169,690	$190,421
Other revenue	16,117	14,880	20,609	20,203	19,350	17,644	18,840
Total revenue	169,842	162,396	212,046	204,382	196,152	187,334	209,261

Expenses:
Hotel operating expenses	96,938	93,226	122,799	119,232	114,108	111,227	121,545
Taxes, insurance and other	9,563	9,580	12,951	12,321	12,003	13,495	13,358
General and administrative	4,245	4,815	6,472	4,989	5,177	4,554	5,757
Merger transaction costs	1,714	722	722	-	-	-	-
Depreciation	25,689	25,374	33,922	33,533	32,603	31,866	27,894
Gain from settlement of contingency	-	-	-	-	(3,099)	-	-
Interest expense, net	7,892	7,923	10,573	9,822	7,639	6,089	3,558
Total expenses	146,041	141,640	187,439	179,897	168,431	167,231	172,112
Income from continuing operations	23,801	20,756	24,607	24,485	27,721	20,103	37,149
Income (loss) from discontinued operations	162	212	(6,421)	528	597	610	914
Net income	$23,963	$20,968	$18,186	$25,013	$28,318	$20,713	$38,063

Per Share:
Income from continuing operations per common share	$0.26	$0.23	$0.27	$0.27	$0.30	$0.21	$0.40
Income (loss) from discontinued operations per common share	-	-	(0.07)	-	0.01	0.01	0.01
Net income per common share	$0.26	$0.23	$0.20	$0.27	$0.31	$0.22	$0.41
Distributions paid per common share	$0.52	$0.58	$0.77	$0.77	$0.77	$0.81	$0.88
Weighted-average common shares outstanding - basic and diluted	90,676	90,903	90,891	91,435	92,627	93,472	92,637

Balance Sheet Data (at end of period):
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$20,609
Investment in real estate, net	$784,535	$826,352	$802,326	$846,377	$872,169	$902,293	$920,688
Total assets	$820,634	$851,712	$835,503	$865,141	$891,967	$923,887	$967,844
Notes payable	$208,060	$192,999	$198,123	$174,847	$148,017	$117,787	$109,275
Shareholders' equity	$597,542	$644,903	$624,463	$677,980	$733,300	$792,257	$845,753
Net book value per share	$6.59	$7.09	$6.87	$7.44	$7.97	$8.47	$9.04

Other Data:
Cash Flow From (Used In):
Operating activities	$49,016	$45,692	$60,806	$60,035	$59,915	$55,460	$69,025
Investing activities	$(7,794)	$(9,525)	$(12,134)	$(6,882)	$(2,310)	$(10,926)	$(127,519)
Financing activities	$(41,222)	$(36,167)	$(48,672)	$(53,153)	$(57,605)	$(65,143)	$(63,334)
Number of hotels owned at end of period (including hotels held for sale)	51	51	51	51	51	51	51
Average Daily Rate (ADR) continuing operations (a)	$118	$115	$115	$111	$109	$112	$122
Occupancy continuing operations	77%	75%	73%	73%	71%	67%	71%
Revenue Per Available Room (RevPAR) continuing operations (b)	$91	$87	$84	$81	$78	$75	$87
Total Rooms Sold continuing operations (c)	1,308,333	1,267,851	1,665,345	1,654,622	1,618,571	1,517,333	1,565,617
Total Rooms Available continuing operations (d)	1,696,611	1,689,870	2,271,458	2,265,767	2,265,767	2,264,691	2,191,467

Modified Funds From Operations Calculation (e):
Net income	$23,963	$20,968	$18,186	$25,013	$28,318	$20,713	$38,063
Loss on impairment of hotels held for sale	700	-	6,640	-	-	-	-
Depreciation of real estate owned	25,689	25,848	34,557	34,160	33,174	32,425	28,434
Funds from operations	50,352	46,816	59,383	59,173	61,492	53,138	66,497

(in thousands except per share and statistical data)	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Gain from settlement of contingency	-	-	-	-	(3,099)	-	-
Merger transaction costs	1,714	722	722	-	-	-	-
Modified funds from operations	$52,066	$47,538	$60,105	$59,173	$58,393	$53,138	$66,497

(a) Total room revenue divided by number of rooms sold.
(b) ADR multiplied by occupancy percentage.
(c) Represents actual number of room nights sold during period.
(d) Represents number of rooms owned by the Company multiplied by the number of nights in the period.
(e) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles - GAAP) excluding gains and losses from sales of depreciable property, or loss on impairment of hotels held for sale, plus depreciation and amortization. Modified funds from operations (MFFO) excludes any gain or loss from the settlement of a contingency and costs associated with potential merger transactions. The Company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company's activities in accordance with GAAP.  The Company considers FFO and MFFO as supplemental measures of operating performance in the real estate industry, and along with the other financial measures, including net income, cash flow from operating activities, financing activities and investing activities, they provide investors with an indication of the performance of the Company.  The Company's definition of FFO and MFFO are not necessarily the same as such terms that are used by other companies.  FFO and MFFO are not necessarily indicative of cash available to fund cash needs.

Selected Historical Financial Data of Apple REIT Eight, Inc.

The following selected historical financial information for each of the years during the three-year period ended December 31, 2012 and the selected balance sheet data as of December 31, 2012 and 2011 have been derived from Apple Eight’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2012 contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 7, 2013, a copy of which is attached to this joint proxy statement/prospectus as Annex O and which is incorporated herein by reference. The selected historical financial information for each of the years ended December 31, 2009 and 2008 and the selected balance sheet data as of December 31, 2010, 2009 and 2008 have been derived from Apple Eight’s audited consolidated financial statements for such years contained in Apple Eight’s reports filed with the SEC, which are not incorporated by reference into this joint proxy statement/prospectus. The selected historical financial information for the nine months ended September 30, 2013 and 2012 and the selected balance sheet data as of September 30, 2013 have been derived from Apple Eight’s unaudited consolidated financial statements for such period contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed with the SEC on November 6, 2013, a copy of which is also attached to this joint proxy statement/prospectus as Annex O and which is incorporated herein by reference. The selected balance sheet data as of September 30, 2012 has been derived from Apple Eight’s unaudited consolidated financial statements for such period contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 filed with the SEC on November 6, 2012, which is not incorporated by reference into this joint proxy statement/prospectus.

You should read the selected historical financial information presented below together with the financial statements included in Apple Eight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 7, 2013 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed with the SEC on November 6, 2013, copies of which are attached to this joint proxy statement/prospectus as Annex O and which are incorporated herein by reference, and the accompanying notes and management’s discussion and analysis of financial condition and results of operations of Apple Eight contained in such reports. See also “Where You Can Find More Information” on page 229.

Apple REIT Eight, Inc. Selected Financial Data

(in thousands except per share and statistical data)	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Revenues:
Room revenue	$144,790	$142,118	$183,913	$177,009	$169,944	$158,316	$124,208
Other revenue	11,200	10,360	14,015	13,695	12,678	12,569	9,076
Total revenue	155,990	152,478	197,928	190,704	182,622	170,885	133,284

Expenses:
Hotel operating expenses	91,772	89,087	117,815	113,203	108,987	105,091	77,612
Taxes, insurance and other	7,618	7,419	10,014	9,369	10,089	10,188	6,818
Land lease expense	4,805	4,802	6,400	6,391	6,386	6,376	6,258
General and administrative	3,990	4,566	6,092	5,302	5,216	4,523	4,359
Merger transaction costs	1,305	484	484	-	-	-	-
Depreciation	28,293	27,613	36,961	35,987	34,979	32,907	22,044
Net gain from mortgage debt restructuring and extinguishment	-	-	-	(1,093)	-	-	-
Investment income, net	(10)	(12)	(19)	(23)	(3,076)	(1,071)	(2,225)
Interest expense	11,166	10,896	14,666	12,104	9,166	7,366	4,153
Total expenses	148,939	144,855	192,413	181,240	171,747	165,380	119,019
Net income	$7,051	$7,623	$5,515	$9,464	$10,875	$5,505	$14,265

Per Share:
Net income per common share	$0.08	$0.08	$0.06	$0.10	$0.12	$0.06	$0.16
Distributions paid to common shareholders per share	$0.37	$0.41	$0.55	$0.66	$0.77	$0.81	$0.88
Weighted-average common shares outstanding - basic and diluted	92,375	93,123	93,046	93,998	94,170	92,963	87,271

Balance Sheet Data (at end of period):
Cash and cash equivalents	$-	$-	$68	$-	$-	$-	$-
Investment in real estate, net	$867,867	$897,071	$889,222	$914,594	$945,312	$974,773	$982,886
Total assets	$897,408	$925,341	$912,864	$935,709	$962,486	$998,851	$1,003,048
Notes payable	$280,353	$257,219	$264,019	$236,257	$200,439	$184,175	$138,704
Shareholders' equity	$584,379	$635,801	$619,175	$671,988	$736,569	$789,099	$842,304
Net book value per share	$6.34	$6.84	$6.67	$7.19	$7.78	$8.43	$9.11

Other Data:
Cash Flow From (Used In):
Operating activities	$33,911	$36,472	$46,138	$45,396	$44,249	$45,739	$39,714
Investing activities	$(7,348)	$(12,696)	$(14,495)	$(7,898)	$711	$(30,379)	$(766,854)
Financing activities	$(26,631)	$(23,776)	$(31,575)	$(37,498)	$(44,960)	$(15,360)	$165,131
Number of hotels owned at end of period	51	51	51	51	51	51	51
Average Daily Rate (ADR) (b)	$120	$116	$116	$113	$112	$112	$121
Occupancy	75%	75%	73%	72%	70%	66%	69%
Revenue Per Available Room (RevPAR) (c)	$90	$87	$85	$82	$79	$73	$83
Total Rooms Sold (d)	1,212,804	1,208,246	1,584,570	1,560,155	1,515,805	1,414,748	1,027,472
Total Rooms Available (e)	1,615,488	1,608,466	2,162,138	2,156,180	2,155,648	2,155,621	1,490,606

Funds From Operations Calculation (a):
Net income	$7,051	$7,623	$5,515	$9,464	$10,875	$5,505	$14,265
Depreciation of real estate owned	28,293	27,613	36,961	35,987	34,979	32,907	22,044
Funds from operations	$35,344	$35,236	$42,476	$45,451	$45,854	$38,412	$36,309
Merger transaction costs	1,305	484	484	-	-	-	-
Modified funds from operations	$36,649	$35,720	$42,960	$45,451	$45,854	$38,412	$36,309

(a) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles—GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization. Modified funds from operations (MFFO) excludes costs associated with potential merger transactions.  The Company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company's activities in accordance with GAAP.  The Company considers FFO and MFFO as supplemental measures of operating performance in the real estate industry, and along with the other financial measures, including net income, cash flow from operating activities, financing activities and investing activities, they provide investors with an indication of the performance of the Company.  The Company's definition of FFO and MFFO are not necessarily the same as such terms that are used by other companies. FFO and MFFO are not necessarily indicative of cash available to fund cash needs.
(b) Total room revenue divided by number of rooms sold.
(c) ADR multiplied by occupancy percentage.
(d) Represents actual number of room nights sold during the period.
(e) Represents number of rooms owned by the Company multiplied by the number of nights in the period.

Selected Historical and Pro Forma Financial Data of Apple REIT Nine, Inc.

The following selected historical financial information for each of the years during the three-year period ended December 31, 2012 and the selected balance sheet data as of December 31, 2012 and 2011 have been derived from Apple Nine’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2012 contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 7, 2013, a copy of which is attached to this joint proxy statement/prospectus as Annex P and which is incorporated herein by reference. The selected historical financial information for each of the years ended December 31, 2009 and 2008 and the selected balance sheet data as of December 31, 2010, 2009 and 2008 have been derived from Apple Nine’s audited consolidated financial statements for such years contained in Apple Nine’s reports filed with the SEC, which are not incorporated by reference into this joint proxy statement/prospectus. The selected historical financial information for the nine months ended September 30, 2013 and 2012 and the selected balance sheet data as of September 30, 2013 have been derived from Apple Nine’s unaudited consolidated financial statements for such period contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed with the SEC on November 6, 2013, a copy of which is also attached to this joint proxy statement/prospectus as Annex P and which is incorporated herein by reference. The selected balance sheet data as of September 30, 2012 has  been derived from Apple Nine’s unaudited consolidated financial statements for such period contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 filed with the SEC on November 6, 2012, which is not incorporated by reference into this joint proxy statement/prospectus.

You should read the selected historical financial information presented below together with the financial statements included in Apple Nine’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 7, 2013 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed with the SEC on November 6, 2013, copies of which are attached to this joint proxy statement/prospectus as Annex P and which are incorporated herein by reference, and the accompanying notes and management’s discussion and analysis of financial condition and results of operations of Apple Nine contained in such reports. See also “Where You Can Find More Information” on page 229.

The unaudited pro forma financial information is presented as if the mergers and associated transactions occurred on January 1, 2012 for operating data and September 30, 2013 for balance sheet data.  The unaudited pro forma financial data below was prepared for informational purposes only and is based on assumptions and estimates considered appropriate by Apple Nine’s management; however, it is not necessarily indicative of what Apple Nine’s financial condition and results of operations actually would have been if the mergers and associated transactions had been consummated as of these dates indicated, nor does it purport to represent the consolidated financial position or  results of operations for future periods.   See “Unaudited Pro Forma Condensed Consolidated Financial Statements” beginning on page 36 for more detailed information.

Apple REIT Nine, Inc. Selected Financial Data

	Historical							Pro forma(g)
(in thousands except per share and statistical data)	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Nine Months Ended September 30, 2013		Year Ended December 31, 2012

Revenues:
Room revenue	$271,324	$253,500	$331,610	$291,858	$144,988	$76,163	$9,501	$569,839		$706,960
Other revenue	25,888	25,354	33,976	28,642	15,147	9,043	2,023	53,205		68,600
Total revenue	297,212	278,854	365,586	320,500	160,135	85,206	11,524	623,044		775,560

Expenses:
Hotel operating expenses	166,439	155,749	206,568	184,641	97,292	52,297	7,422	355,149		447,182
Taxes, insurance and other	16,742	16,007	21,150	19,455	10,273	5,953	731	38,728		50,515
General and administrative	5,815	6,443	8,590	8,189	6,472	4,079	1,288	14,050		22,360
Acquisition related costs	74	464	464	5,275	19,379	4,951	-	74		464
Merger transaction costs	1,970	637	637	-	-	-	-	-		637
Depreciation	40,865	39,338	52,748	48,415	28,391	14,095	2,277	85,809		112,674
Interest (income) expense, net	6,701	4,664	6,745	4,371	931	1,018	(2,346)	23,325		27,474
Total expenses	238,606	223,302	296,902	270,346	162,738	82,393	9,372	517,135		661,306
Income (loss) from continuing operations	58,606	55,552	68,684	50,154	(2,603)	2,813	2,152	105,909		114,254
Income from discontinued operations	-	6,792	6,792	19,834	18,860	14,041	-	n/a		n/a
Net income	$58,606	$62,344	$75,476	$69,988	$16,257	$16,854	$2,152	n/a		n/a

Per Share:
Income (loss) from continuing operations per common share	$0.32	$0.30	$0.37	$0.27	$(0.02)	$0.05	$0.14	$0.28		$0.31
Income from discontinued operations per common share	-	0.04	0.04	0.11	0.14	0.21	-	n/a		n/a
Net income per common share	$0.32	$0.34	$0.41	$0.38	$0.12	$0.26	$0.14	n/a		n/a
Distributions paid per common share (a)	$0.62	$1.39	$1.60	$0.88	$0.88	$0.88	$0.51	$0.52	(h)	$0.74	(h)
Weighted-average common shares outstanding - basic and diluted	182,560	182,200	182,222	182,396	135,825	66,041	15,852	373,827		373,489

Balance Sheet Data (at end of period):
Cash and cash equivalents	$-	$19,513	$9,027	$30,733	$224,108	$272,913	$75,193	$-		n/a
Investment in real estate, net	$1,443,024	$1,474,335	$1,463,894	$1,480,722	$1,461,922	$687,509	$346,423	$3,722,579		n/a
Real estate held for sale	$-	$-	$-	$158,552	$-	$-	$-	$9,600		n/a
Total assets	$1,496,716	$1,553,916	$1,526,017	$1,700,967	$1,745,942	$982,513	$431,619	$3,841,911		n/a
Notes payable	$185,635	$169,526	$166,783	$124,124	$99,649	$58,688	$38,647	$684,976		n/a
Shareholders' equity	$1,292,994	$1,369,049	$1,346,133	$1,563,590	$1,634,039	$917,405	$389,740	$3,087,140		n/a
Net book value per share	$7.07	$7.50	$7.37	$8.55	$9.01	$9.31	$9.50	$8.25		n/a

Other Data:
Cash Flow From (Used In):
Operating activities	$98,022	$93,930	$122,966	$116,044	$38,758	$29,137	$3,317	n/a		n/a
Investing activities	$(14,430)	$106,443	$105,951	$(166,085)	$(786,103)	$(341,131)	$(315,322)	n/a		n/a
Financing activities	$(92,619)	$(211,593)	$(250,623)	$(143,334)	$698,540	$509,714	$387,178	n/a		n/a
Number of hotels owned at end of period	89	89	89	88	76	33	21	191		191
Average Daily Rate (ADR) (b)	$115	$112	$111	$107	$102	$104	$110	$117		$113
Occupancy	76%	73%	72%	70%	65%	62%	59%	76%		73%
Revenue Per Available Room (RevPAR) (c)	$87	$82	$80	$74	$66	$64	$65	$89		$82
Total rooms sold (d)	2,358,269	2,260,943	2,985,543	2,733,381	1,421,276	732,553	86,196	4,879,406		6,235,458
Total rooms available (e)	3,106,356	3,081,556	4,140,462	3,924,417	2,179,566	1,183,837	146,227	6,418,455		8,574,058

Modified Funds From Operations Calculation (f):
Net income	$58,606	$62,344	$75,476	$69,988	$16,257	$16,854	$2,152	$105,909		$114,254
Depreciation of real estate owned	40,865	39,338	52,748	49,815	30,749	15,936	2,277	85,809		112,674
Funds from operations	99,471	101,682	128,224	119,803	47,006	32,790	4,429	191,718		226,928
Acquisition related costs	74	464	464	5,275	19,379	4,951	-	74		464
Merger transaction costs	1,970	637	637	-	-	-	-	-		637

	Historical							Pro forma(g)
(in thousands except per share and statistical data)	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Nine Months Ended September 30, 2013	Year Ended December 31, 2012
Straight-line rental income	-	(1,975)	(1,975)	(6,158)	(6,104)	(4,618)	-	-	-
Interest earned on note receivable	4,725	2,695	4,270	-	-	-	-	4,725	4,270
Modified funds from operations	$106,240	$103,503	$131,620	$118,920	$60,281	$33,123	$4,429	$196,517	$232,299

(a)  2012 distributions include a special distribution of $0.75 per common share paid in May 2012.
(b)  Total room revenue divided by number of rooms sold.
(c)  ADR multiplied by occupancy percentage.
(d)  Represents the number of room nights sold during the period.
(e)  Represents the number of rooms owned by the Company multiplied by the number of nights in the period.
(f)  Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles — GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization.  Modified FFO (MFFO) excludes rental revenue earned, but not received during the period or straight-line rental income, costs associated with the acquisition of real estate and costs associated with potential merger transactions and includes interest earned on a note receivable that is not included in net income.  The Company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company’s activities in accordance with GAAP.  The Company considers FFO and MFFO as supplemental measures of operating performance in the real estate industry, and along with the other financial measures, including net income, cash flow from operating activities, financing activities and investing activities, they provide investors with an indication of the performance of the Company.  The Company's definition of FFO and MFFO are not necessarily the same as such terms that are used by other companies.  FFO and MFFO are not necessarily indicative of cash available to fund cash needs.
(g) The unaudited pro forma information has been derived from the historical information of Apple Seven, Apple Eight and Apple Nine.  The pro forma information is not necessarily indicative of what Apple Nine’s financial condition and results of operations actually would have been if the merger had been consummated as of the dates indicated, nor do they purport to represent the consolidated financial position or results of operations for future periods. See “Unaudited Pro Forma Condensed Consolidated Financial Statements” beginning on page 36 for further detail on the pro forma financial information.
(h) Pro forma distributions were calculated by adding total distributions for Apple Seven, Apple Eight and Apple Nine for the applicable period, excluding Apple Nine’s special distribution noted above in footnote (a), and divided by the combined pro forma weighted average of outstanding shares.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements reflect the financial condition and results of operations of Apple Nine, after giving effect to the mergers and certain transactions directly associated with the mergers. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013 give effect to the mergers and associated transactions as if each of these transactions had occurred on January 1, 2012. The unaudited pro forma condensed consolidated balance sheet gives effect to each of these transactions as if the mergers and associated transactions had occurred on September 30, 2013.

The unaudited pro forma condensed consolidated financial statements have been prepared by applying the acquisition method of accounting to the mergers with Apple Nine being treated as the accounting acquirer in accordance with ASC 805-10-55-14. These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only and are based on assumptions and estimates considered appropriate by Apple Nine’s management; however, they are not necessarily indicative of what Apple Nine’s financial condition and results of operations actually would have been if the mergers and associated transactions had been consummated as of the dates indicated, nor do they purport to represent the consolidated financial position or results of operations for future periods.

In applying the acquisition method of accounting, the merger consideration will be allocated to the assets acquired and liabilities assumed based on their respective acquisition-date fair values. The allocation of the merger consideration reflected in these unaudited pro forma condensed consolidated financial statements has not been finalized and is based upon preliminary estimates of fair value, which is the best information available at the date of this document. A final determination of fair value and related allocation of the merger consideration, which cannot be made prior to the completion of the mergers, will be based on the actual valuation of the tangible and intangible assets and liabilities that exist as of the date of completion of the mergers. The completion of the final valuation, the allocation of the merger consideration, the timing of the completion of the mergers, changes in the value of consideration given (the Apple Nine common shares), and other changes in tangible and intangible assets and liabilities that occur prior to completion of the mergers could cause significant differences in the information presented.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Apple Seven, Apple Eight, and Apple Nine respective audited consolidated financial statements and the related notes thereto as of and for the year ended December 31, 2012 included in the respective Annual Reports on Form 10-K filed with the SEC on March 6, 2013, March 7, 2013, and March 7, 2013, respectively, and Apple Seven’s Form 8-K filed with the SEC on September 9, 2013, and respective unaudited consolidated financial statements and related notes thereto as of and for the nine months ended September 30, 2013 included in the respective Quarterly Reports on Form 10-Q, filed with the SEC on November 6, 2013, copies of which are attached to this proxy statement/prospectus as Annex N, O, and P.

Apple REIT Nine, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2013
(in thousands)

				Pro Forma Adjustments
	Apple Nine Historical	Apple Seven Historical	Apple Eight Historical	Apple Nine Merger-Related Transactions		Apple Seven Purchase Accounting		Apple Eight Purchase Accounting		Apple Nine Pro Forma
Assets
Investment in real estate, net	$1,443,024	$784,535	$867,867	$-		$368,036	(E)	$259,117	(E)	$3,722,579
Hotels held for sale	-	9,600	-	-		-		-		9,600
Cash and cash equivalents	-	-	-	-		-		-		-
Restricted cash-furniture, fixtures and other escrows	10,360	12,020	16,274	-		-		-		38,654
Note receivable, net	17,675	-	-	-		-		-		17,675
Due from third party managers, net	15,855	9,324	7,829	-		-		-		33,008
Other assets, net	9,802	5,155	5,438	-		-		-		20,395
Total Assets	$1,496,716	$820,634	$897,408	$-		$368,036		$259,117		$3,841,911

Liabilities
Credit facilities	$22,000	$24,500	$64,590	$-		$316	(E)	$494	(E)	$111,900
Notes payable	163,635	183,560	215,763	-		365	(E)	9,753	(E)	573,076
Accounts payable and accrued expenses	18,087	15,032	24,449	2,500	(A)	750	(A)	750	(A)	61,568
Intangible liabilities, net	-	-	8,227	-		-		-		8,227
Total liabilities	203,722	223,092	313,029	2,500		1,431		10,997		754,771

Shareholders' Equity
Preferred stock	-	-	-	-		-		-		-
Series A preferred stock	-	-	-	-		-		-		-
Series B preferred stock	48	24	24	(48)	(B)	(24)	(B)	(24)	(B)	-
Common stock	1,807,236	895,318	912,063	116,021	(B)	68,829	(B)	(79,564)	(B)	3,719,903
Distributions greater than net income	(514,290)	(297,800)	(327,708)	(118,473)	(C)	297,800	(D)	327,708	(D)	(632,763)
Total Shareholders' Equity	1,292,994	597,542	584,379	(2,500)		366,605		248,120		3,087,140
Total Liabilities and Shareholders' Equity	$1,496,716	$820,634	$897,408	$-		$368,036		$259,117		$3,841,911

Apple REIT Nine, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2012
(in thousands, except per share data)

				Pro Forma Adjustments
	Apple Nine Historical	Apple Seven Historical	Apple Eight Historical	Apple Nine Merger-Related Transactions		Apple Seven Purchase Accounting		Apple Eight Purchase Accounting		Apple Nine Pro Forma
Revenues:
Room revenue	$331,610	$191,437	$183,913	$-		$-		$-		$706,960
Other revenue	33,976	20,609	14,015	-		-		-		68,600
Total revenue	365,586	212,046	197,928	-		-		-		775,560

Expenses:
Operating expense	94,103	56,581	53,115	-		-		-		203,799
Hotel administrative expense	27,048	15,617	16,314	-		-		-		58,979
Sales and marketing	31,263	16,640	15,449	-		-		-		63,352
Utilities	14,034	8,555	8,280	-		-		-		30,869
Repair and maintenance	13,355	9,489	9,910	-		-		-		32,754
Franchise fees	14,503	8,823	7,723	-		-		-		31,049
Management fees	12,262	7,094	7,024	-		-		-		26,380
Property taxes, insurance and other	19,984	12,601	9,814	-		-		-		42,399
Land lease expense	-	-	6,400	-		-		-		6,400
General and administrative	9,227	7,194	6,576	-	(F)	-	(F)	-	(F)	22,997
Acquisition related costs	464	-	-	-		-		-		464
Depreciation expense	52,748	33,922	36,961	-		(4,076)	(G)	(6,881)	(G)	112,674
Total expenses	288,991	176,516	177,566	-		(4,076)		(6,881)		632,116
Operating income	76,595	35,530	20,362	-		4,076		6,881		143,444
Interest expense, net	(6,745)	(10,573)	(14,647)	-		974	(H)	3,517	(H)	(27,474)
Income before income taxes	69,850	24,957	5,715	-		5,050		10,398		115,970
Income tax expense	(1,166)	(350)	(200)	-		-		-		(1,716)
Income from continuing operations	$68,684	$24,607	$5,515	$-		$5,050		$10,398		$114,254

Basic and diluted net income from continuing operations per common share	$0.37	$0.27	$0.06	n.a.		n.a.		n.a.		$0.31

Weighted average common shares outstanding - basic and diluted	182,222	90,891	93,046	11,602	(I)	5,524	(I)	(9,796)	(I)	373,489

Apple REIT Nine, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the nine months ended September 30, 2013
(in thousands, except per share data)

				Pro Forma Adjustments
	Apple Nine Historical	Apple Seven Historical	Apple Eight Historical	Apple Nine Merger-Related Transactions		Apple Seven Purchase Accounting		Apple Eight Purchase Accounting		Apple Nine Pro Forma
Revenues:
Room revenue	$271,324	$153,725	$144,790	$-		$-		$-		$569,839
Other revenue	25,888	16,117	11,200	-		-		-		53,205
Total revenue	297,212	169,842	155,990	-		-		-		623,044

Expenses:
Operating expense	75,318	44,745	41,215	-		-		-		161,278
Hotel administrative expense	21,287	12,096	12,659	-		-		-		46,042
Sales and marketing	24,968	13,004	11,837	-		-		-		49,809
Utilities	11,153	6,797	6,368	-		-		-		24,318
Repair and maintenance	11,136	7,423	7,893	-		-		-		26,452
Franchise fees	12,248	7,130	6,225	-		-		-		25,603
Management fees	10,329	5,743	5,575	-		-		-		21,647
Property taxes, insurance and other	15,632	9,303	7,477	-		-		-		32,412
Land lease expense	-	-	4,805	-		-		-		4,805
General and administrative	5,815	4,245	3,990	-	(J)	-	(J)	-	(J)	14,050
Acquisition related costs	74	-	-	-		-		-		74
Merger transaction costs	1,970	1,714	1,305	(1,970)	(K)	(1,714)	(K)	(1,305)	(K)	-
Depreciation expense	40,865	25,689	28,293	-		(3,305)	(L)	(5,733)	(L)	85,809
Total expenses	230,795	137,889	137,642	(1,970)		(5,019)		(7,038)		492,299
Operating income	66,417	31,953	18,348	1,970		5,019		7,038		130,745
Interest expense, net	(6,701)	(7,892)	(11,156)	-		(131)	(M)	2,555	(M)	(23,325)
Income before income taxes	59,716	24,061	7,192	1,970		4,888		9,593		107,420
Income tax expense	(1,110)	(260)	(141)	-		-		-		(1,511)
Income from continuing operations	$58,606	$23,801	$7,051	$1,970		$4,888		$9,593		$105,909

Basic and diluted net income from continuing operations per common share	$0.32	$0.26	$0.08	n.a.		n.a.		n.a.		$0.28

Weighted average common shares outstanding - basic and diluted	182,560	90,676	92,375	11,602	(N)	5,739	(N)	(9,125)	(N)	373,827

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Unless otherwise specified and except for per share data, all amounts referenced in the notes to these unaudited pro forma condensed consolidated financial statements are stated in thousands.

The historical consolidated statement of operations for Apple Seven for the year ended December 31, 2012 has been reclassified due to Apple Seven’s commitment to sell three of its properties in January 2013. The results of these three properties are no longer included in income from continuing operations.

Balance sheet

(A) Represents the impact of merger-related costs, including advisory fees paid to third parties, estimated to be incurred by Apple Nine, Apple Seven, and Apple Eight as part of the mergers to the extent such costs are not yet included in the respective historical financial statements for the nine-month period ended September 30, 2013. Apple Nine’s estimated remaining merger costs totaling $2,500 have been reflected as an addition to accounts payable and accrued expenses and distributions greater than net income. Apple Seven and Apple Eight’s estimated remaining merger costs of $750 for each company have been reflected as an addition to accounts payable and accrued expenses and are considered part of the purchase price allocation.

 (B) Represents the following:

•	Elimination of the historical balance of Apple Seven and Apple Eight’s common stock in connection with the acquisition of Apple Seven and Apple Eight by Apple Nine.

•	Issuance of common shares of Apple Nine to unit holders of Apple Seven and Apple Eight based on the exchange ratio indicated in the Merger Agreement.

•
Elimination of the Series B convertible preferred shares of Apple Seven, Apple Eight, and Apple Nine, all of which are to be converted to common shares of Apple Nine immediately prior to or at the effective time of the mergers.

Pursuant to the terms of the Merger Agreement, each outstanding unit of Apple Seven will be converted into one common share of Apple Nine, and each outstanding Unit of Apple Eight will be converted into 0.85 common shares of Apple Nine. The following table sets forth the calculation of the adjustments relating to the conversion of the existing units of Apple Seven and Apple Eight to common shares of Apple Nine:

	Apple Seven	Apple Eight
Units as of 9/30/2013	90,613.633	92,140.005
Merger exchange ratio	1.00	0.85
Apple Nine Common Shares Issued	90,613.633	78,319.004
Estimated Price Per Common Share (1)	$10.00	$10.00
Total Value of Apple Nine Common Shares Issued (Excluding Series B convertible preferred share conversion)	$906,136.330	$783,190.040

(1) Represents a preliminary estimate of the fair value of Apple Nine’s common stock as of September 30, 2013. The final estimate of the fair value of consideration to be provided in the mergers will be based upon valuations and other analyses at the time the mergers close for which there is currently insufficient information to make a definitive estimate. Based on current market conditions, Apple Nine anticipates the fair value estimate to be in the range of $9.00 to $11.00 per unit, however the final estimates of fair value may be significantly different from these preliminary estimates. Since Apple Nine’s common stock is not publicly traded, fair value estimates are Level 3 inputs under ASC 820, as they are derived from unobservable inputs. The Company has engaged a third party valuation firm to assist in determining the final value of Apple Nine’s shares as of the date of the mergers. For purposes of this pro forma, the estimate of fair value was based on an income approach as outlined in ASC 820. Apple Nine prepared a discounted cash flow model using its five year projected combined Hotel Net Operating Income, and discount rates and terminal capitalization rates consistent with industry averages and those reviewed by each REIT’s financial advisors. In the Company’s discounted cash flow analysis the Company assumed discount rates ranging from 8.6% to 11.0% and terminal capitalization rates ranging from 7.0% to 8.6%. These assumptions are consistent with the analyses prepared by each REIT’s financial advisors and published industry information. These ranges are based on current market conditions and any changes in market conditions occurring prior to the closing of the transaction could result in changes in both the discount rates and terminal capitalization rates.  Any assumptions outside of these ranges could produce a different fair value estimated range. Projected combined Hotel Net Operating Income was based on the Company’s historical combined Net Operating Income and applied growth rates based on each property’s individual market. As the majority of the Company’s properties are stabilized, the projected growth rates reflect inflation and industry projections for occupancy and average daily rate (ADR) growth. As such, an average annual growth rate of approximately 6% was used in projecting the five year combined Hotel Net Operating Income. A change to the annual growth rate assumption of 1% would increase or decrease the per share value range by approximately $.35 per share. Any change in the share price of Apple Nine will impact the purchase price allocation of Apple Seven and Apple Eight and the related depreciation expense and the expense recorded as a result of the Series B conversions.

The acquisition of Apple Seven and Apple Eight by Apple Nine results in the conversion of Series B convertible preferred shares of Apple Seven and Apple Eight into common shares of Apple Nine.  Additionally, as part of the Merger Agreement, the existing advisory agreements between Apple Nine and Apple Nine Advisors and Apple Suites Realty Group will be terminated. The termination of these agreements will result in the conversion of the Series B convertible preferred shares of Apple Nine into common shares of Apple Nine.

The following table sets forth the calculation of the adjustments relating to the conversion of the Series B convertible preferred shares of each entity to common shares of Apple Nine:

	Apple Seven	Apple Eight	Apple Nine
Series B convertible preferred shares as of 9/30/13	240	240	480
Series B convertible preferred shares initial consideration received	$24	$24	$48
Series B convertible preferred share conversion formula to common shares	24.17104	24.17104	24.17104
Common shares issuable to Series B holders prior to exchange ratio	5,801.050	5,801.050	11,602.099
Merger exchange ratio	1.00	0.85	N/A
Apple Nine common shares issued to Series B holders	5,801.050	4,930.892	11,602.099
Estimated price per common share (1)	$10.00	$10.00	$10.00
Total value of Apple Nine common shares issued to Series B holders	$58,010.500	$49,308.920	$116,020.990

(1) Represents a preliminary estimate of the fair value of Apple Nine’s common stock as of September 30, 2013. The final estimate of the fair value of consideration to be provided in the mergers will be based upon valuations and other analyses at the time the mergers close for which there is currently insufficient information to make a definitive estimate. Based on current market conditions, Apple Nine anticipates the fair value estimate to be in the range of $9.00 to $11.00 per unit, however the final estimates of fair value may be significantly different from these preliminary estimates. Since Apple Nine’s common stock is not publicly traded, fair value estimates are Level 3 inputs under ASC 820, as they are derived from unobservable inputs. The Company has engaged a third party valuation firm to assist in determining the final value of Apple Nine’s shares as of the date of the mergers. For purposes of this pro forma, the estimate of fair value was based on an income approach as outlined in ASC 820. Apple Nine prepared a discounted cash flow model using its five year projected combined Hotel Net Operating Income, and discount rates and terminal capitalization rates consistent with industry averages and those reviewed by each REIT’s financial advisors. In the Company’s discounted cash flow analysis the Company assumed discount rates ranging from 8.6% to 11.0% and terminal capitalization rates ranging from 7.0% to 8.6%. These assumptions are consistent with the analyses prepared by each REIT’s financial advisors and published industry information. These ranges are based on current market conditions and any changes in market conditions occurring prior to the closing of the transaction could result in changes in both the discount rates and terminal capitalization rates.  Any assumptions outside of these ranges could produce a different fair value estimated range. Projected combined Hotel Net Operating Income was based on the Company’s historical combined Net Operating Income and applied growth rates based on each property’s individual market. As the majority of the Company’s properties are stabilized, the projected growth rates reflect inflation and industry projections for occupancy and average daily rate (ADR) growth. As such, an average annual growth rate of approximately 6% was used in projecting the five year combined Hotel Net Operating Income. A change to the annual growth rate assumption of 1% would increase or decrease the per share value range by approximately $.35 per share. Any change in the share price of Apple Nine will impact the purchase price allocation of Apple Seven and Apple Eight and the related depreciation expense and the expense recorded as a result of the Series B conversions.

The following table summarizes all common stock adjustments made for each respective entity:

	Apple Seven	Apple Eight	Apple Nine
Elimination of historical common stock balance	$(895,318)	$(912,063)	N/A
Conversion of existing Apple Seven and Apple Eight units to Apple Nine common shares	906,136	783,190	N/A
Conversion of Series B convertible preferred shares to Apple Nine common shares	58,011	49,309	116,021
Net adjustment to common stock	$68,829	$(79,564)	$116,021

(C) Represents adjustments needed to reflect Apple Nine’s expense to be incurred for the merger-related costs totaling

$2,500 as discussed in (A) above and the expense to be recognized for the conversion of Apple Nine’s Series B convertible preferred shares as discussed in (B) above totaling $115,973 ($116,021 total value based on an estimated $10.00 per share less $48 initial consideration received).

(D) Represents the elimination of Apple Seven and Apple Eight’s historical balances of distributions greater than net income in connection with the acquisition of Apple Seven and Apple Eight by Apple Nine.

(E) Represents adjustments to record the assets and liabilities of Apple Seven and Apple Eight at their estimated fair values as of September 30, 2013.  A preliminary estimated purchase price allocation was performed using the estimated value of consideration to be given by Apple Nine (value of common shares estimated at $10.00 per share). The estimated fair values of the individual hotel properties were based on discounted cash flows of the individual properties considered by the financial advisors in connection with their financial analyses.  The discounted cash flows analyses supported a purchase allocation to individual hotel properties. The final allocation will be based upon valuations and other analyses for which there is currently insufficient information to make a definitive allocation. Accordingly, the purchase price allocation adjustments are preliminary and have been made solely for the purpose of providing pro forma financial statements. The final purchase price allocation will be determined after the mergers are consummated and after completion of a thorough analysis to determine the fair value of Apple Seven and Apple Eight’s tangible assets and liabilities and identifiable intangible assets and liabilities. Upon completion of the mergers, the methodologies and significant inputs and assumptions used in deriving final estimates of fair value will vary based on the nature of the tangible or intangible asset. For land, building and improvements, estimates of fair value will likely be derived using a market approach, which contemplates an evaluation of recent transactions involving comparable assets. For furniture, fixtures, and equipment, estimates of fair value will likely be derived using a cost approach, which contemplates an evaluation of the costs required to construct or acquire such assets with adjustments made to account for the effects of physical depreciation and functional and/or economic obsolescence, each as applicable. Estimates of fair value associated with identifiable intangible assets will likely be derived using generally accepted valuation methodologies under the income approach. Significant inputs and assumptions associated with these approaches include estimates of future operating cash flows, as contemplated in determining the merger consideration, and discount rates based on an evaluation of observable market data. Final estimates of fair value as of the date of the mergers may be significantly different from these preliminary estimates.

The following provides a summary of the preliminary analysis by major category of the fair value of the assets and liabilities based on Apple Seven’s unaudited consolidated balance sheet as of September 30, 2013:

Apple Seven
	Book Value as of 9/30/2013	Purchase Accounting Adjustments	Total Value as of 9/30/2013
Investment in real estate, net (1)	$784,535	$368,036	$1,152,571
Hotels held for sale (3)	9,600	-	9,600
Restricted cash-furniture, fixtures and other escrows (3)	12,020	-	12,020
Due from third party managers, net (3)	9,324	-	9,324
Other assets, net (3)	5,155	-	5,155
Credit facilities (2)	(24,500)	(316)	(24,816)
Notes payable (2)	(183,560)	(365)	(183,925)
Accounts payable and accrued expenses (3)	(15,032)	(750)	(15,782)
Estimated value of Apple Nine common stock issued (consideration given)			$964,147

(1) The preliminary fair value of Apple Seven’s real estate investments as of September 30, 2013 was estimated in more detail as follows:

Land	$88,962
Building & improvements	1,040,839
Furniture, fixtures and equipment	21,066
Franchise fees	1,704
Total	$1,152,571

Apple Seven’s historical accumulated depreciation has been eliminated since the assets are presented at estimated fair value.

(2) The preliminary fair value of the credit facility and notes payable was estimated by discounting the future cash flows of each instrument at estimated market rates consistent with the maturity, credit terms, and credit characteristics of the debt obligation.

(3) No adjustments were made to the historical carrying value of the other assets and liabilities of Apple Seven as the estimated fair values of these assets and liabilities were preliminarily determined to approximate their historical carrying values. These preliminary determinations were based on their short-term nature and/or the stated terms approximating current market terms. The $750 adjustment to accounts payable and accrued expenses represents the remaining estimated merger-related costs as described in (A) above.

The following provides a summary of the preliminary analysis by major category of the fair value of the assets and liabilities based on Apple Eight’s unaudited consolidated balance sheet as of September 30, 2013:

Apple Eight
	Book Value as of 9/30/2013	Purchase Accounting Adjustments	Total Value as of 9/30/2013
Investment in real estate, net (1)	$867,867	$259,117	$1,126,984
Restricted cash-furniture, fixtures and other escrows (3)	16,274	-	16,274
Due from third party managers, net (3)	7,829	-	7,829
Other assets, net (3)	5,438	-	5,438
Credit facilities (2)	(64,590)	(494)	(65,084)
Notes payable (2)	(215,763)	(9,753)	(225,516)
Accounts payable and accrued expenses (3)	(24,449)	(750)	(25,199)
Intangible liabilities, net (3)	(8,227)	-	(8,227)
Estimated value of Apple Nine common stock issued (consideration given)			$832,499

(1) The fair value of Apple Eight’s real estate investments as of September 30, 2013 was estimated in more detail as follows:

Land	$87,645
Building & improvements	1,009,377
Furniture, fixtures and equipment	28,240
Franchise fees	1,722
Total	$1,126,984

Apple Eight’s historical accumulated depreciation has been eliminated since the assets are presented at estimated fair value.

(2) The preliminary fair value of the credit facilities and notes payable was estimated by discounting the future cash flows of each instrument at estimated market rates consistent with the maturity, credit terms, and credit characteristics of the debt obligation.

(3) No adjustments were made to the historical carrying value of the other assets and liabilities of Apple Eight as the estimated fair values of these assets and liabilities were preliminarily determined to approximate their historical carrying values. These preliminary determinations were based on their short-term nature and/or the stated terms approximating current market terms. The $750 adjustment to accounts payable and accrued expenses represents the remaining estimated merger-related costs as described in (A) above.

Statement of operations (year ended December 31, 2012)

(F) We believe that the mergers will create an overall savings in general and administrative expense, such as costs associated with corporate reporting, accounting, and legal for multiple companies compared to one company. Also, with the mergers, each of the Companies’ advisory agreements will be terminated and Apple Nine will be self-managed. Total advisory fees combined for Apple Seven, Apple Eight, and Apple Nine in 2012 were $5,400. However, the extent of these synergies is not certain, and therefore we have not incorporated them into our pro forma adjustments.

In addition to becoming a self-managed company, Apple Nine will enter into a subcontract agreement with respect to the advisory contract related to Apple Ten, an affiliated company which is not included in the merger transactions. Under the subcontract agreement, Apple Nine will provide advisory services for a fee and will be reimbursed for the use of Apple Nine’s employees and corporate office and other costs associated with the advisory agreement. The amount reimbursed to Apple Nine will be based on a good faith estimate of the proportionate amount of time incurred by Apple Nine’s employees on behalf of Apple Ten. The subcontract with Apple Ten provides for an annual fee that will range from 0.1% to 0.25% (based on Apple Ten’s operating results) of total equity proceeds received by Apple Ten. Based on Apple Ten’s equity proceeds received through September 30, 2013, the annual fee will range from $0.8 million to $2.1 million. In accordance with Regulation S-X, the revenue which will be received by Apple Nine under this contract is less than 15% of the average income attributable to Apple Nine over the last three years and therefore has not been presented as a separate line item in the pro forma income statement.

Apple Nine has entered into a transfer agreement with Apple Nine Advisors and Apple Fund Management. Under the transfer agreement, Apple Nine Advisors has agreed, among other things, to transfer all of the membership interests in Apple Fund Management to Apple Nine immediately following the effective time of the mergers in consideration for $1.00 and the assumption by Apple Nine of Apple Fund Management’s assets (approximately $0.6 million at September 30, 2013) and liabilities (approximately $0.7 million at September 30, 2013). Through Apple Fund Management, Apple Nine Advisors provides support services to Apple Seven, Apple Eight, Apple Nine and Apple Ten and their respective advisor and real estate brokerage services companies. All of the costs of Apple Fund Management are allocated among, and reimbursed by, the companies that receive these support services. From and after the effective time of the transactions contemplated by the management company transfer agreement, Apple Fund Management and Apple Nine will, jointly and severally, indemnify Apple Nine Advisors. The transfer of Apple Fund Management will not have a significant impact on the financial position or results of operations of the combined company as the allocable costs of each of the companies receiving services from Apple Fund Management are reflected in each company’s historical results.

As discussed in (B) and (C) above, immediately before the effective time of the mergers, all Series B convertible preferred shares of Apple Nine will be converted to common shares of Apple Nine. This will result in the recognition of an estimated expense of $115,973, which is directly attributable to the termination of the advisory agreements with Apple Nine Advisors and Apple Suites Realty Group. This conversion event does not have a continuing impact on the operating results of Apple Nine; therefore we have not incorporated this expense into our pro forma adjustments.

Additionally, all Series B convertible preferred shares of Apple Seven and Apple Eight will be converted to common shares of Apple Nine at the effective time of the mergers. As a result, an estimated expense will be recognized in the operating results of Apple Seven and Apple Eight for the period immediately prior to the mergers in the amount of $57,987 and $49,285, respectively. These expenses have not been incorporated into our pro forma adjustments.

(G) Depreciation is adjusted to remove $33,922 and $36,961 of historical depreciation expense for Apple Seven and Apple Eight, respectively, and to recognize $29,846 and $30,080 of depreciation expense for each respective entity relating to the real estate assets that have been adjusted to their estimated fair values. The estimated depreciation expense is computed on a straight-line basis over the estimated useful lives of the related assets, which are 39 years for building & improvements, 7 years for furniture, fixtures and equipment, and 12 years (Apple Seven) and 11 years (Apple Eight) for franchise fees.

(H) Interest expense is adjusted to include amortization of the mark-to-market adjustments for credit facilities and notes payable as discussed in (E) above. These mark-to-market adjustments are amortized over their remaining contractual lives. The weighted average contractual life of these loan facilities is 6 years for Apple Seven and 3 years for Apple Eight.

(I) Weighted average common shares outstanding has been adjusted as follows:

	Apple Seven	Apple Eight	Apple Nine
Elimination of historical weighted average shares	(90,891)	(93,046)	N/A
Conversion of existing Apple Seven and Apple Eight common shares to Apple Nine common shares	90,614	78,319	N/A
Conversion of Series B convertible preferred shares to Apple Nine common shares	5,801	4,931	11,602
Net adjustment to weighted average common shares	5,524	(9,796)	11,602

Refer also to the discussion in (B) above.

Statement of operations (nine months ended September 30, 2013)

(J) We believe that the mergers will create an overall savings in general and administrative expense, such as costs associated with corporate reporting, accounting, and legal for multiple companies compared to one company. Also, with the mergers, each of the Companies’ advisory agreements will be terminated and Apple Nine will be self-managed. Total advisory fees combined for Apple Seven, Apple Eight, and Apple Nine for the nine months ended September 30, 2013 were $3,989. However, the extent of these synergies is not certain, and therefore we have not incorporated them into our pro forma adjustments.

In addition to becoming a self-managed company, Apple Nine will enter into a subcontract agreement with respect to the advisory contract related to Apple Ten, an affiliated company which is not included in the merger transactions. Under the subcontract agreement, Apple Nine will provide advisory services for a fee and will be reimbursed for the use of Apple Nine’s employees and corporate office and other costs associated with the advisory agreement. The amount reimbursed to

Apple Nine will be based on a good faith estimate of the proportionate amount of time incurred by Apple Nine’s employees on behalf of Apple Ten. The subcontract with Apple Ten provides for an annual fee that will range from 0.1% to 0.25% (based on Apple Ten’s operating results) of total equity proceeds received by Apple Ten. Based on Apple Ten’s equity proceeds received through September 30, 2013, the annual fee will range from $0.8 million to $2.1 million. In accordance with Regulation S-X, the revenue which will be received by Apple Nine under this contract is less than 15% of the average income attributable to Apple Nine over the last three years and therefore has not been presented as a separate line item in the pro forma income statement.

Apple Nine has entered into a transfer agreement with Apple Nine Advisors and Apple Fund Management. Under the transfer agreement, Apple Nine Advisors has agreed, among other things, to transfer all of the membership interests in Apple Fund Management to Apple Nine immediately following the effective time of the mergers in consideration for $1.00 and the assumption by Apple Nine of Apple Fund Management’s assets (approximately $0.6 million at September 30, 2013) and liabilities (approximately $0.7 million at September 30, 2013). Through Apple Fund Management, Apple Nine Advisors provides support services to Apple Seven, Apple Eight, Apple Nine and Apple Ten and their respective advisor and real estate brokerage services companies. All of the costs of Apple Fund Management are allocated among, and reimbursed by, the companies that receive these support services. From and after the effective time of the transactions contemplated by the management company transfer agreement, Apple Fund Management and Apple Nine will, jointly and severally, indemnify Apple Nine Advisors. The transfer of Apple Fund Management will not have a significant impact on the financial position or results of operations of the combined company as the allocable costs of each of the companies receiving services from Apple Fund Management are reflected in each company’s historical results.

(K) Merger transaction costs for Apple Seven, Apple Eight, and Apple Nine have been removed as these costs are directly related to the mergers and will not have a continuing impact on the operating results of Apple Nine.

(L) Depreciation is adjusted to remove $25,689 and $28,293 of historical depreciation expense for Apple Seven and Apple Eight, respectively, and to recognize $22,384 and $22,560 of depreciation expense for each entity relating to the real estate assets that have been adjusted to their estimated fair values. The estimated depreciation expense is computed on a straight-line basis over the estimated useful lives of the related assets, which are 39 years for building & improvements, 7 years for furniture, fixtures and equipment, and 12 years (Apple Seven) and 11 years (Apple Eight) for franchise fees.

(M) Interest expense is adjusted to include amortization of the mark-to-market adjustments for credit facilities and notes payable as discussed on (E) above. These mark-to-market adjustments are amortized over their remaining contractual lives. The weighted average contractual life of these loan facilities is 6 years for Apple Seven and 3 years for Apple Eight.

(N) Weighted average common shares outstanding has been adjusted as follows:

	Apple Seven	Apple Eight	Apple Nine
Elimination of historical weighted average shares	(90,676)	(92,375)	N/A
Conversion of existing Apple Seven and Apple Eight common shares to Apple Nine common shares	90,614	78,319	N/A
Conversion of Series B convertible preferred shares to Apple Nine common shares	5,801	4,931	11,602
Net adjustment to weighted average common shares	5,739	(9,125)	11,602

Refer also to the discussion in (B) above.

RISK FACTORS

In addition to other information included elsewhere in this joint proxy statement/prospectus and in the annexes to this joint proxy statement/prospectus, including the matters addressed in “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 57, you should carefully consider the following risk factors in deciding whether to vote for the applicable Merger Proposal. Please also see “Where You Can Find More Information” on page 229.

Risks Related to the Mergers

Because the applicable merger consideration for Apple Seven and Apple Eight shareholders is fixed and will not be adjusted for changes in share value, the value of the Apple Nine common shares issued by Apple Nine and received by the holders of Apple Seven and Apple Eight shares may be higher or lower at the closing of the mergers than when the Merger Agreement was executed.

Under the Merger Agreement, when the mergers are completed, each outstanding Apple Seven unit will be converted into the right to receive one Apple Nine common share and each outstanding Apple Eight unit will be converted into the right to receive 0.85 Apple Nine common shares.  The applicable merger consideration is fixed and will not be adjusted for changes in the values of Apple Seven, Apple Eight or Apple Nine prior to the mergers.  There can be no assurance that, individually or in the aggregate, material changes have not occurred, or will not occur, in the values of Apple Seven units and Apple Eight units surrendered in the mergers and the values of Apple Nine common shares issued as merger consideration during the period between the execution of the Merger Agreement and the closing of the mergers.

The terms of the mergers may not be as favorable to the shareholders of the Apple REITs as if only independent representatives were involved in analyzing the transactions.

While the board of directors of each Apple REIT formed a separate special committee of two non-management directors and each special committee retained separate legal and financial advisors to assist it in evaluating the mergers, representatives of each Apple REIT, who also serve as officers and/or directors of one or more of the other Apple REITs, performed an initial review of potential alternatives for the Apple REITs and proposed the initial terms and conditions of the mergers, including the exchange ratios. If only independent representatives of the Apple REITs were involved in considering liquidity alternatives for the respective Apple REITs and analyzing the transactions, the terms of the mergers might have been different.

The unit holders of each of the Apple REITs will be diluted by the mergers.

The mergers will dilute the ownership position of the current holders of Apple Nine units and result in holders of Apple Seven units and holders of Apple Eight units having an ownership stake in Apple Nine that is smaller than their current stake in Apple Seven and Apple Eight, respectively. Following the issuance of Apple Nine common shares to Apple Seven and Apple Eight shareholders pursuant to the Merger Agreement, and assuming no exercise of applicable dissenters’ rights, former Apple Seven, Apple Eight and Apple Nine unit holders are expected to hold approximately 24%, 21% and 49%, respectively, of the outstanding Apple Nine’s common shares immediately after the mergers. Former holders of Apple Seven, Apple Eight and Apple Nine Series B convertible preferred shares are expected to hold approximately 2%, 1% and 3%, respectively, of the outstanding Apple Nine’s common shares immediately after the mergers. Consequently, holders of Apple Seven, Apple Eight and Apple Nine units, as a general matter, will have less influence over the management and policies of Apple Nine after the mergers than each currently exercise over the management and policies of Apple Seven, Apple Eight and Apple Nine, as applicable.

As a result of the mergers, the Series B convertible preferred shares of each of the Apple REITs will convert into Apple Nine common shares, and will therefore acquire voting and distribution rights.

Currently, there are no dividends payable on the Series B convertible preferred shares of each of the Apple REITs, and the Series B convertible preferred shares have no voting rights except as provided by Virginia law.  Following the mergers, the Series B convertible preferred shares of each of the Apple REITs will convert into Apple Nine common shares, and the holders of such shares will acquire voting and distribution rights. Immediately after the mergers and assuming no exercise of dissenters’ rights, former holders of Apple Seven, Apple Eight and Apple Nine units are expected to hold approximately 24%, 21% and 49%, respectively, of the outstanding Apple Nine common shares and former holders of Apple Seven, Apple Eight and Apple Nine Series B convertible preferred shares are expected to hold approximately 2%, 1% and 3%, respectively, of the outstanding Apple Nine common shares.

The Merger Agreement prohibits each of the Apple REITs from soliciting competing transactions, and places conditions on their ability to negotiate and accept a superior competing transaction, which may adversely affect each Apple REIT’s shareholders.

In the Merger Agreement, each Apple REIT agreed on behalf of itself and its respective affiliates and representatives, beginning as of the date of the Merger Agreement, not to initiate, solicit, knowingly encourage or facilitate competing transactions from third parties, including by way of furnishing nonpublic information or assistance, subject to each of the Apple REIT’s rights, in certain circumstances, to engage in these activities if it receives an unsolicited bona fide written acquisition proposal from a third party and the special committee of such Apple REIT determines in good faith that such acquisition proposal is, or is reasonably likely to lead to, a superior competing transaction, and such Apple REIT has obtained a satisfactory confidentiality agreement from such third party. The prohibition on the ability of any of the Apple REITs to initiate or solicit certain competing transactions and the conditions it must satisfy in order to negotiate, approve or recommend a superior competing transaction may make it more unlikely that a competing transaction would emerge for any Apple REIT and may make it more difficult and expensive for any Apple REIT to accept a competing transaction that its special committee determines to be superior to the mergers.

Some of the directors and executive officers of the respective Apple REITs have interests in seeing the mergers completed that are different from, or in addition to, those of the other shareholders of the respective Apple REITs.

Some of the directors and executive officers of the Apple REITs have arrangements that provide them with interests in the mergers that are different from, or in addition to, those of the shareholders of the applicable Apple REITs. These interests include, among other things, 391,251 Apple Seven options and 467,876 Apple Eight options that will be exchanged after the mergers for a total of 788,943 Apple Nine options, indemnification and insurance arrangements, interests in the Series B convertible preferred shares of the Apple REITs (which were initially purchased at the formation of each of the Apple REITs for an aggregate amount of consideration equaling approximately $89,542) that will be convertible into a total of approximately 20,847,198 Apple Nine common shares in connection with the mergers, and employment and directorships with affiliated entities. These interests, among other things, may influence the directors and executive officers of the respective Apple REITs to support or approve the mergers. See “The Mergers—Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107.

In addition, the Apple REITs have entered into a voting agreement with Glade M. Knight, chairman and chief executive officer of each Apple REIT, in his capacity as a shareholder of the respective Apple REITs. The voting agreement requires Mr. Knight to vote in favor of each Merger Proposal, and the Apple Nine Charter and Bylaws Amendment Proposals, and to vote against certain actions. See “Voting Agreement between the Apple REITs and Glade M. Knight” beginning on page 130.

Also, Glade M. Knight, the chairman and chief executive officer of each Apple REIT, has interests in the transactions contemplated by the termination agreement, the subcontract agreement, and the transfer agreement with entities related to Apple Seven, Apple Eight and Apple Nine described under “Termination Agreement” beginning on page 133, “Subcontract Agreement” beginning on page 133 and “Transfer Agreement” beginning on page 134, respectively.

Upon consummation of the mergers, the holders of Apple Seven, Apple Eight and Apple Nine units will lose their liquidation preference.

At the effective time of the mergers, each Apple Seven unit will be converted into the right to receive one Apple Nine common share, each Apple Eight unit will be converted into the right to receive 0.85 Apple Nine common shares and, immediately before the effective time of the mergers, each Apple Nine Series A preferred share will terminate automatically as a result of Apple Nine becoming self-managed.  As a result, all holders of units in the Apple REITs will hold only common shares of Apple Nine, and will no longer be entitled to a priority distribution upon the sale of assets in liquidation associated with the Series A preferred shares.

If the mergers are not consummated by February 28, 2014 (unless extended), any of the Apple REITs may terminate the Merger Agreement.

Apple Seven, Apple Eight or Apple Nine may terminate the Merger Agreement if the mergers have not been consummated by February 28, 2014, unless as of February 28, 2014, all conditions to the closings have been satisfied or waived, other than the condition that the registration statement on Form S-4 of which this joint proxy statement/prospectus is a part has not been declared effective by the SEC or the parties have not received the necessary consents, in which case this date will be extended to as late as April 30, 2014.  However, this termination right will not be available to a party if that party has willfully and materially breached a representation, warranty or covenant of that party set forth in the Merger Agreement.  See “The Merger Agreement—Termination of the Merger Agreement” beginning on page 128.

The mergers may not be completed, which could adversely affect the business of each of the Apple REITs.

Completion of the mergers is subject to the satisfaction of various conditions, including approval of the Merger Proposal by the shareholders of each of the Apple REITs and the other conditions described in the Merger Agreement.

None of the Apple REITs can guarantee when or if these conditions will be satisfied or that the mergers will be successfully completed. In the event that the mergers are not completed, each Apple REIT may be subject to several risks, including the following:

•	its management’s and employees’ attention to day-to-day business may be diverted; and

•
it would still be required to pay significant transaction costs related to the mergers, including legal and accounting fees, and under certain circumstances would be required to pay each other Apple REIT a termination fee of $1.7 million, plus the reasonable third party expenses of such other Apple REITs, including legal fees and expenses.  See “The Merger Agreement—Termination Fees and Expenses” beginning on page 129.

If the Merger Agreement is terminated under certain circumstances, one of the Apple REITs may be required to pay a termination fee and expense reimbursement.

If the Merger Agreement is terminated under certain circumstances, one of the Apple REITs may be required to pay each other Apple REIT a termination fee of $1.7 million, plus the reasonable third party expenses of such other Apple REITs, including legal fees and expenses.  See “The Merger Agreement—Termination Fees and Expenses” beginning on page 129.

If a substantial number of shareholders of Apple Seven, Apple Eight and/or Apple Nine demand appraisal rights, Apple Nine’s ability to pay distributions could be adversely affected.

Shareholders of Apple Seven, Apple Eight and Apple Nine are entitled to assert the right to appraisal of the fair value of their shares as described in “Dissenters’ Rights of Appraisal” beginning on page 161.  The Merger Agreement contains a closing condition that can only be waived by the special committee of each respective Apple REIT, that the number of Apple Nine common shares that would be issuable with respect to dissenting shares may not exceed 5% of the Apple Nine common shares to be issued and outstanding after the effective time of the mergers assuming there were no dissenting shares.  If an objecting shareholder of any of the Apple REITs demands payment of the fair value of its shares, the fair value may be determined by a court. If a substantial number of shareholders or shareholders holding a substantial number of Apple Seven units, Apple Eight units or Apple Nine units demand appraisal rights and the court determines that they are entitled to such rights, Apple Nine would be required to pay cash out-of-pocket to satisfy the objecting shareholders’ rights to fair value, as objecting shareholders will not receive any applicable merger consideration. The Apple REITs cannot predict the amount of cash that Apple Nine post-merger may be required to provide to any objecting shareholder seeking appraisal rights. If those amounts or the number of objecting shares are substantial, it could have a material adverse effect on Apple Nine’s ability to pay distributions or fund other initiatives or achieve other anticipated benefits of the mergers.

The closing of the mergers is subject to the receipt of certain consents from the franchisors and certain lenders of the Apple REITs.

In order for the mergers to be completed, the consent of franchisors and certain lenders of the Apple REITs must be obtained.  There can be no guarantee that these consents will be obtained.

The historical and unaudited pro forma condensed consolidated financial information included elsewhere in this joint proxy statement/prospectus may not be representative of Apple Nine’s results after the mergers, and accordingly, you have limited financial information on which to evaluate Apple Nine following the mergers.

The unaudited pro forma condensed consolidated financial information included elsewhere in this joint proxy statement/prospectus has been presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that actually would have occurred had the mergers been completed as of the date indicated, nor is it indicative of the future operating results or financial position of Apple Nine following the mergers. The unaudited pro forma condensed consolidated financial information does not reflect future events that may occur after the mergers. The unaudited pro forma condensed consolidated financial information presented elsewhere in this joint proxy statement/prospectus is based in part on certain assumptions regarding the mergers that the Apple REITs believe are reasonable under the circumstances. None of the Apple REITs can assure you that the assumptions will prove to be accurate over time.

Risks Related to the Business of Apple Nine Following the Mergers

The following risk factors contemplate that the mergers and other transactions contemplated by the Merger Agreement are consummated.

Apple Nine is subject to the risks of hotel operations.

Apple Nine’s hotels are subject to all of the risks common to the hotel industry.  These risks could adversely affect hotel occupancy and the rates that can be charged for hotel rooms as well as hotel operating expenses, and generally include:

•	increases in supply of hotel rooms that exceed increases in demand;

•	increases in energy costs and other travel expenses that reduce business and leisure travel;

•	reduced business and leisure travel due to continued geo-political uncertainty, including terrorism;

•	adverse effects of declines in general and local economic activity; and

•	adverse effects of a downturn in the hotel industry.

Changes in general local and national economic conditions may adversely impact Apple Nine’s operating results as well as the value of its properties.

Changes in general local or national economic or market conditions, increased costs of energy, increased costs of insurance, increased costs of products, increased costs and shortages of labor, competitive factors, fuel shortages, quality of management, the ability of a hotel chain to fulfill any obligations to operators of its hotel business, limited alternative uses for the building, changing consumer habits, condemnation or uninsured losses, changing demographics, changing traffic patterns, inability to remodel outmoded buildings as required by the franchise or lease agreement and other factors beyond Apple Nine’s control may reduce operating results and the value of properties that Apple Nine owns.  Additionally, these items, among others, may reduce the availability of capital to Apple Nine.  As a result, cash available to make distributions to shareholders may be affected.

The economic impact of the current economic environment on the lodging industry may depress the future financial results and growth of Apple Nine.

The United States continues to be in a low-growth economic environment and continues to experience historically high levels of unemployment.  Uncertainty over the depth and duration of this economic environment, including the ongoing uncertainty of the “sequester,” tax increases and potential government spending cuts, continues to have a negative impact on the lodging industry.  Although operating results have improved, high levels of unemployment and sluggish business and consumer travel trends have been evident during the past four years.  Accordingly, Apple Nine’s financial results have been impacted by the economic environment, and future financial results and growth could be further depressed until a more expansive national economic environment is prevalent.  A weaker than anticipated economic recovery, or a return to a recessionary national economic environment, could result in low or decreased levels of business and consumer travel, negatively impacting the lodging industry, and, in turn, negatively impacting Apple Nine’s future growth prospects and results of operations.

Adverse trends in the hotel industry may impact Apple Nine’s properties.

The success of Apple Nine’s properties will depend largely on the property operators’ ability to adapt to dominant trends in the hotel industry as well as greater competitive pressures, increased consolidation, industry overbuilding, dependence on consumer spending patterns, changing demographics, the introduction of new concepts and products, availability of labor, price levels and general economic conditions.  The success of a particular hotel brand, the ability of a hotel brand to fulfill any obligations to operators of its business, and trends in the hotel industry may affect Apple Nine’s income and the funds it has available to distribute to shareholders.

The hospitality industry could also experience a significant decline in occupancy and average daily rates due to a reduction in both business and leisure travel. General economic conditions, increased fuel costs, natural disasters and terrorist attacks are a few factors that could affect an individual’s willingness to travel.  Apple Nine’s property insurance will typically cover losses for property damage due to terrorist attacks or natural disasters (subject to policy deductibles). However, Apple Nine is not insured against the potential negative effect a terrorist attack or natural disaster would have on the hospitality industry as a whole.

The hotel industry is seasonal.

The hotel industry is seasonal in nature.  Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters.  As a result, there may be quarterly fluctuations in results of operations and Apple Nine may need to enter into short-term borrowing arrangements in certain periods in order to offset these fluctuations in revenues and to make distributions to shareholders.

There may be operational limitations associated with franchise agreements affecting Apple Nine’s properties, and these limitations may prevent Apple Nine from using these properties to their best advantage for Apple Nine’s shareholders.

Apple Nine’s wholly owned taxable REIT subsidiaries (or subsidiaries thereof), operate all of the properties pursuant to franchise or license agreements with nationally recognized hotel brands.  These franchise agreements contain specific standards for, and restrictions and limitations on, the operation and maintenance of Apple Nine’s properties in order to maintain uniformity within the franchisor system.  These standards could potentially conflict with Apple Nine’s ability to create specific business plans tailored to each property and to each market.

Apple Nine faces competition in the hotel industry, which may limit its profitability and return to shareholders.

The hotel industry is highly competitive. Each of Apple Nine’s hotels is located in a developed area that includes other hotels and competes for guests primarily with other hotels in Apple Nine’s immediate vicinity and secondarily with other hotels in Apple Nine’s geographic market. An increase in the number of competitive hotels in a particular area could have a material adverse effect on the occupancy, average daily rate and revenue per available room of Apple Nine’s hotels in that area.

Apple Nine’s interest in a material note receivable is subject to default risk.

In April 2012, Apple Nine completed the sale of its 406 acres of land and land improvements located on 110 sites in the Ft. Worth, Texas area for a total sale price of $198.4 million.  In conjunction with the sale, Apple Nine received approximately $138.4 million in cash proceeds and a $60.0 million note from the purchaser.  The note is secured by a junior lien on the land and land improvements owned by the purchaser.  The note requires interest only payments from the purchaser for the first three years of the note.  After the first three years, interest is accrued and payments will only be received once the purchaser extinguishes its senior loan with a third party (the “senior loan”).  Once the senior loan is repaid, Apple Nine will receive all payments from the existing lease until the note is fully repaid or the note reaches maturity in April 2049.  If the purchaser defaults under Apple Nine’s note or the senior loan, Apple Nine may not recover some or all of the purchaser’s obligations under the note.

Future and current securities class action lawsuits, governmental investigations and regulatory oversight may result in increased expenses or harm Apple Nine’s financial results.

As a result of regulatory inquiries or other regulatory actions, or as a result of being publicly held, Apple Nine may become subject to lawsuits.  The Apple REITs are currently subject to an appeal of the dismissal of one securities class action lawsuit. On March 31, 2013, the court dismissed the complaint in its entirety with prejudice and without leave to amend.  Plaintiffs filed a Notice of Appeal on April 12, 2013, and filed their brief on July 26, 2013. Defendants' briefs were filed October 25, 2013, and Plaintiffs filed their reply brief November 15, 2013.  Apple Nine believes that Plaintiff’s claims against it, its officers and directors and other Apple REITs were properly dismissed by the lower court, and intends to vigorously defend the judgment as entered. Due to the uncertainties related to litigation, Apple Nine is unable at this time to evaluate the likelihood of either a favorable or unfavorable outcome or to estimate the range of potential exposure. If the outcome is unfavorable, Apple Nine may be required to pay damages and/or change its business practices, any of which could have a material adverse effect on Apple Nine’s financial condition, results of operations and cash flows.  Also, other suits may be filed against Apple Nine in the future.  The ability of Apple Nine to access capital markets, including commercial debt markets, could be negatively impacted by unfavorable, or the possibility of unfavorable, outcomes to lawsuits or adverse regulatory actions.

Apple Nine has been and may continue to be subject to regulatory inquiries, which have resulted in and which could continue to result in costs and personnel time commitment to respond.  The SEC staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Apple REITs’ filings with the SEC beginning in 2008, as well as certain transactions involving Apple Nine and the other Apple REITs.  Apple Nine intends to continue to cooperate with the SEC staff, and is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers.  Apple Nine does not believe the issues raised by the SEC staff affect the material accuracy of Apple Nine’s consolidated financial statements. Apple Nine may also be subject to additional investigations and action by governing regulatory agencies, as a result of its activities, which could result in costs to respond and fines or changes in Apple Nine’s business practices, any of which could have a material adverse effect on the financial condition, results of operations, liquidity and capital resources, and cash flows of Apple Nine.

Apple Nine may not be able to use debt to meet its cash requirements.

Although Apple Nine anticipates maintaining relatively low levels of debt, it may periodically use short-term financing to complete planned development projects, perform renovations to its properties, make shareholder distributions or share redemptions in periods of fluctuating income from its properties.  The debt markets have been volatile and subject to increased regulation in recent years, and as a result, Apple Nine may not be able to use debt to meet its cash requirements, including refinancing any scheduled debt maturities.

Apple Nine could become more highly leveraged in the future.

Apple Nine’s organizational documents contain limitations on the amount of indebtedness that it may incur. See “Description of Policies of Apple Nine – Borrowing Policies” beginning on page 189. However, Apple Nine may increase its outstanding debt from current levels.  If Apple Nine becomes more highly leveraged, the resulting increase in outstanding debt could adversely affect its ability to make debt service payments, to pay its anticipated distributions and to make the distributions required to qualify as a REIT. The occurrence of any of the foregoing risks could adversely affect Apple Nine’s business, financial condition and results of operations, its ability to make distributions to its shareholders and the value of its common shares.

A failure to comply with bank financial covenants could adversely impact Apple Nine.

Apple Nine’s current $50 million unsecured revolving credit facility, Apple Seven’s current $40 million unsecured line of credit and Apple Eight’s current $70 million unsecured line of credit, each contain financial covenants that could require the outstanding borrowings to be prepaid prior to the scheduled maturity or restrict the amount and timing of distributions to shareholders.  The covenants include, among others, a minimum tangible net worth, maximum debt limits, and minimum debt service and fixed charge coverage ratios.

There are conflicts of interest with Apple Nine’s chairman and chief executive officer because he has duties as an officer and director to companies with which Apple Nine will contract or with which it may compete for properties.

Glade M. Knight is and will be a principal in other real estate investment transactions or programs that may compete with Apple Nine. Currently, Mr. Knight is the chairman and chief executive officer of Apple Ten which is a real estate investment trust. Mr. Knight has economic interests in these other transactions or programs by virtue of his positions in that company and owner of Apple Suites Realty Group which provides brokerage services to Apple Ten. Mr. Knight is also a minority shareholder in Apple Ten.

There may be conflicts of interest because of interlocking boards of directors with affiliated companies.

After the effective time of the mergers, Kent W. Colton will serve as a director on the Apple Nine board and currently serves as a director for Apple Ten. Glade M. Knight is chairman and chief executive officer of Apple Ten. There may be instances where Apple Nine’s hotels are in the same markets as hotels owned by Apple Ten.

There are conflicts of interest for Apple Nine management personnel because they are required to spend time on activities with other entities, and these other entities may compete with Apple Nine in its business activity.

Apple Nine’s other executive officers serve as officers of, and, through the subcontract agreement with Apple Ten described in “Subcontract Agreement” on page 133, devote time to, Apple Ten, Apple Ten Advisors and Apple Suite Realty Group and also may serve as officers of, and devote time to, other companies which may be organized by Mr. Knight in the future. Although each executive officer will be employed by a subsidiary of Apple Nine upon completion of the mergers and Apple Ten will pay Apple Nine under the subcontract agreement, neither Mr. Knight nor any of these other executive officers is required to devote a fixed amount of time and attention to Apple Nine’s business affairs as opposed to the other companies. Although Mr. Knight believes that, collectively, he and the other executive officers will have sufficient time for each of Apple Nine, Apple Ten, and any other entities he may organize in the future, there can be no assurance that such persons will have sufficient time.

Apple Nine depends on key personnel for its future success, and the loss of key personnel or inability to attract and retain personnel could harm Apple Nine’s business.

The future success of Apple Nine depends in large part on its ability to hire and retain a sufficient number of qualified personnel. The future success of Apple Nine also depends upon the service of Apple Nine’s executive officers, particularly, Glade M. Knight and Justin G. Knight, who have extensive market knowledge and relationships and will exercise substantial influence over Apple Nine’s operational, financing, acquisition and disposition activity. Among the reasons that they are important to Apple Nine’s success is that each has a national industry reputation that is expected to attract business and investment opportunities and assist Apple Nine in negotiations with lenders and industry personnel.

Many of Apple Nine’s other key personnel, particularly its executive officers, also have extensive experience and strong reputations in the real estate and hotel industry. In particular, the extent and nature of the relationships that these individuals have developed with financial institutions, hotel managers and hotel franchisors is crucially important to the success of Apple Nine’s business. The loss of services of one or more members of Apple Nine’s senior management team, or Apple Nine’s inability to attract and retain highly qualified personnel, could adversely affect Apple Nine’s business, diminish Apple Nine’s investment opportunities and weaken its relationships with lenders, business partners, hotel managers, hotel franchisors and other industry personnel, which could materially and adversely affect Apple Nine.

Technology is used in operations, and any material failure, inadequacy, interruption or security failure of that technology could harm the business.

Apple Nine and its hotel managers and franchisors rely on information technology networks and systems, including the Internet, to process, transmit and store electronic information, and to manage or support a variety of business processes, including financial transactions and records, personal identifying information, reservations, billing and operating data.  Some of the information technology is purchased from vendors, on whom the systems depend.  Apple Nine and its hotel managers and franchisors rely on commercially available and internally developed systems, software, tools and monitoring to provide security for processing, transmission and storage of confidential operator and other customer information, such as individually identifiable information, including information relating to financial accounts. Although Apple Nine and its hotel managers and franchisors have taken steps necessary to protect the security of their information systems and the data maintained in those systems, it is possible that the safety and security measures taken will not be able to prevent the systems’ improper functioning or damage, or the improper access or disclosure of personally identifiable information such as in the event of cyber-attacks. Security breaches, including physical or electronic break-ins, computer viruses, attacks by hackers and similar breaches, can create system disruptions, shutdowns or unauthorized disclosure of confidential information. Any failure to maintain proper function, security and availability of information systems could interrupt operations, damage reputation, subject Apple Nine to liability claims or regulatory penalties and could have a material adverse effect on the business, financial condition and results of operations of Apple Nine.

Apple Nine’s insurance may not cover some potential losses.

Apple Nine maintains comprehensive insurance coverage for general liability, property, business interruption and other risks with respect to all of its hotels.  These policies offer coverage features and insured limits that Apple Nine believes are customary for similar types of properties.  There are no assurances that coverage will be available at reasonable rates.  Also, various types of catastrophic losses, like earthquakes, hurricanes, or certain types of terrorism, may not be insurable or may not be economically insurable.  Even when insurable, these policies may have high deductibles and/or high premiums.  There also can be risks such as certain environmental hazards that may be deemed to fall outside the coverage.  In the event of a substantial loss, Apple Nine’s insurance coverage may not be sufficient to cover the full current market value or replacement cost of its lost investment. Should an uninsured loss or a loss in excess of insured limits occur, Apple Nine could lose all or a portion of the capital it has invested in a hotel, as well as the anticipated future revenue from the hotel.  In that event, Apple Nine might nevertheless remain obligated for any mortgage debt or other financial obligations related to the hotel.  Inflation, changes in building codes and ordinances, environmental considerations and other factors might also keep Apple Nine from using insurance proceeds to replace or renovate a hotel after it has been damaged or destroyed.  Apple Nine also may encounter challenges with an insurance provider regarding whether it will pay a particular claim that Apple Nine believes to be covered under its policy.  Under those circumstances, the insurance proceeds Apple Nine receives might be inadequate to restore its economic position on the damaged or destroyed hotel, which could have a material adverse effect on Apple Nine.

Certain loans are and may be secured by mortgages on Apple Nine’s properties and if Apple Nine defaults under its loans, it may lose properties through foreclosure.

Apple Nine has obtained loans that are secured by mortgages on its properties, and Apple Nine may obtain additional loans evidenced by promissory notes secured by mortgages on its properties. As a general policy, Apple Nine seeks to obtain mortgages securing indebtedness which encumber only the particular property to which the indebtedness relates, but recourse on these loans may include all of its assets. If recourse on any loan incurred by Apple Nine to acquire or refinance any particular property includes all of its assets, the equity in other properties could be reduced or eliminated through foreclosure on that loan. If a loan is secured by a mortgage on a single property, Apple Nine could lose that property through foreclosure if it defaults on that loan. In addition, if Apple Nine defaults under a loan, it is possible that it could become involved in litigation related to matters concerning the loan, and such litigation could result in significant costs to it which could affect distributions to shareholders or lower Apple Nine’s working capital reserves or its overall value. At September 30, 2013, the secured debt of the Apple REITs totaled approximately $560 million and was secured by 53 hotels.

Apple Nine is not diversified and is dependent on its investment in only a few industries.

Apple Nine owns interests exclusively in hotels in metropolitan areas throughout the United States. As a result, Apple Nine is subject to the risks inherent in investing in only a single industry. A downturn in the hotel industry may have more pronounced effects on the amount of cash available to Apple Nine for distribution or on the value of Apple Nine’s assets than if Apple Nine had diversified its investments.

Possible lack of diversification in asset type and geography increases the risk of investment.

There is no limit on the number of properties in a particular area which Apple Nine may acquire. The current Apple Nine board reviews properties and investments in terms of geographic diversification. Apple Nine’s profitability and its ability to diversify its investments, both geographically and by type of properties purchased, is limited by the amount of further funds at its disposal. If Apple Nine assets become geographically concentrated, an economic downturn in one or more of the markets in which it has invested could have an adverse effect on its financial condition and its ability to make distributions.

Apple Nine may become subject to environmental liabilities, which may decrease profitability and shareholders’ return.

Although each Apple REIT has subjected its properties to an environmental assessment prior to acquisition, Apple Nine may not be aware of all the environmental liabilities associated with a property. There may be hidden environmental hazards that have not been discovered. The costs of investigation, remediation or removal of hazardous substances may be substantial. In addition, the presence of hazardous substances on one of its properties, or the failure to properly remediate a contaminated property, could adversely affect Apple Nine’s ability to sell or rent the property or to borrow using the property as collateral.

Various federal, state and local environmental laws impose responsibilities on an owner or operator of real estate and subject those persons to potential joint and several liabilities. Typical provisions of those laws include:

•
responsibility and liability for the costs of removal or remediation of hazardous substances released on or in real property, generally without regard to knowledge of or responsibility for the presence of the contaminants;

•	liability for the costs of removal or remediation of hazardous substances at disposal facilities for persons who arrange for the disposal or treatment of those substances; and

•	potential liability under common law claims by third parties based on damages and costs of environmental contaminants.

Risks Related to an Investment in Apple Nine Common Shares Following the Mergers

The following risk factors contemplate that the mergers and the other transactions contemplated by the Merger Agreement are consummated.

There is no public market for Apple Nine’s common shares, so shareholders may be unable to dispose of their common shares.

There is and will be no public trading market for the common shares for an indefinite period of time, if ever. Therefore, the Apple Nine common shares to be issued in the mergers are and will be highly illiquid and very difficult to trade.  There is no definite time frame to provide liquidity.  There also is no definite value for the Apple Nine common shares prior to the time that a liquidity event occurs.  In addition, there are restrictions on the transfer of the Apple Nine common shares currently in the Apple Nine bylaws and also proposed to be included in the Apple Nine articles of incorporation pursuant to the First Apple Nine Charter Amendment.  In order to qualify as a REIT, the shares must be beneficially owned by 100 or more persons and no more than 50% of the value of Apple Nine’s issued and outstanding shares may be owned directly or indirectly by five or fewer individuals.  Generally, no person may own more than 9.8% of the issued and outstanding common shares.  Any purported transfer of Apple Nine’s shares that would result in a violation of either of these limits will be declared null and void under the Apple Nine bylaws or automatically transferred to a charitable trust under the provisions of the First Apple Nine Charter Amendment.

Apple Nine will not attempt to estimate the fair market value of Apple Nine common shares price on a regular basis and has not in the past calculated its net asset value or engaged a third party for the purpose of estimating the fair market value of the Apple Nine common shares on a regular basis.

Apple Nine does not plan to estimate the fair market value of its shares on a regular basis; however, should Apple Nine institute a dividend reinvestment plan when Apple Nine common shares are not listed for trading on a national exchange, it is likely that Apple Nine will engage a third party to estimate the value of Apple Nine common shares and an Apple Nine common share price only on a periodic basis.  Accordingly, shareholders of Apple Nine will not have an estimated value of the Apple Nine common shares on a regular basis. Apple Nine has not in the past calculated its net asset value or engaged a third party for the purpose of estimating the fair market value of Apple Nine common shares on a regular basis. However, in connection with the potential consolidation transaction considered in 2011 and 2012 and in connection with the currently proposed mergers, financial advisors for the respective special committees undertook various analyses, including analyses of the relative valuations of Apple Nine and the other Apple REITs based on ranges of possible net asset values for the Apple REITs including Apple Nine.

Apple Nine may be unable to pay or maintain distributions from cash available from operations.

If Apple Nine’s properties do not generate sufficient revenue to meet operating expenses, Apple Nine’s cash flow and Apple Nine’s ability to make distributions to shareholders may be adversely affected.  Apple Nine is subject to all operating risks common to hotels. These risks might adversely affect occupancy or room rates.  Increases in operating costs due to inflation and other factors may not necessarily be offset by increased room rates.  The local, regional and national hotel markets may limit the extent to which room rates may be increased to meet increased operating expenses without decreasing occupancy rates.  While Apple Nine intends to make monthly distributions to shareholders, there can be no assurance that Apple Nine will be able to make distributions at any particular time or rate, or at all.  Further, there is no assurance that a distribution rate achieved for a particular period will be maintained in the future.  Also, while management may establish goals as to particular rates of distribution or have an intention to make distributions at a particular rate, there can be no assurance that such goals or intentions will be realized.

Apple Nine’s objective in setting a distribution rate is to project a rate that will provide consistency over the life of Apple Nine prior to a liquidity event, taking into account acquisitions and capital improvements, ramp up of new properties and varying economic cycles.  Apple Nine anticipates that it may need to utilize debt and cash from operations to meet this objective.  Apple Nine evaluates the distribution rate on an ongoing basis and may make changes at any time if Apple Nine feels the rate is not appropriate based on available cash resources.

While Apple Nine generally seeks to make distributions from its operating cash flows, distributions may be made (although there is no obligation to do so) in certain circumstances in part from financing proceeds or other sources.  While distributions from such sources would result in the shareholder receiving cash, the consequences to the shareholders would differ from a distribution from Apple Nine’s operating cash flows.  For example, if financing is the source of a distribution, that financing would have to be repaid.

The following is a summary of each of the Apple REIT’s historical cash flow from operating activities and distributions (see pages 27, 30, and 33 for further detail of each of the Apple REITs’ historical financial results):”

	Nine Months Ended September 30, 2013			Year Ended December 31, 2012
	Apple REIT	Apple REIT	Apple REIT	Apple REIT	Apple REIT	Apple REIT
(in thousands except per share data)	Seven, Inc.	Eight, Inc.	Nine, Inc.	Seven, Inc.	Eight, Inc.	Nine, Inc.

Cash flow from operating activities	$49,016	$33,911	$98,022	$60,806	$46,138	$122,966
Total distributions	$47,382	$34,305	$113,646	$69,969	$51,174	$291,093	(1)
Total distributions per common share	$0.52	$0.37	$0.62	$0.77	$0.55	$1.60	(1)

(1) Apple REIT Nine, Inc. includes a special distribution of $0.75 per common share or a total of $136 million paid in May 2012.

The Apple REITs believe that cash is fungible and the source of distributions is not determinable.  However included above is a summary of each of the Apple REITs’ cash flow from operating activities for the noted periods. For further information, see the Apple REITs’ related statement of cash flows included in Annexes N, O and P.

The redemption programs for the Apple REITs are currently suspended and there can be no assurance that such program will be reinstated by Apple Nine following the mergers.

Effective June, 2013, each of the Apple REITs suspended its share redemption program in light of the evaluation of a potential consolidation transaction among the Apple REITs.

Prior to 2011, Apple Seven and Apple Eight had each redeemed 100% of redemption requests, and prior to July 2011, Apple Nine had redeemed 100% of redemption requests. Since those time periods the total redemption requests have exceeded the authorized amount of redemptions and the board of directors of each of the Apple REITs began to limit the amount of redemptions as it deemed prudent.  And by the second quarter of fiscal 2013, Apple Seven, Apple Eight and Apple Nine were redeeming units on a pro rata basis with approximately 4%, 3% and 8%, respectively, of the amounts requested redeemed in the second quarter of 2013, leaving approximately 13.4 million, 20.3 million and 12.1 million units, respectively, requested but not redeemed as of the last scheduled redemption date in the second quarter of 2013 (April 2013).

Following the mergers, the board of directors of Apple Nine will evaluate the redemption program in conjunction with other strategic alternatives and may reinstate, continue the suspension, terminate or otherwise amend the terms of Apple Nine’s redemption program.

The articles of incorporation of Apple Nine allow its board to issue up to 30 million shares of “blank check” preferred shares.

The articles of incorporation of Apple Nine allow its board to issue up to 30 million shares of “blank check” preferred shares, without action by Apple Nine shareholders. Preferred shares may be issued on terms determined by Apple Nine’s board, and may have rights, privileges and preferences superior to those of Apple Nine common shares. Without limiting the foregoing, (i) such preferred shares could have liquidation rights that are senior to the liquidation preference applicable to Apple Nine’s common shares, (ii) such preferred shares could have voting or conversion rights, which could adversely affect the voting power of the holders of Apple Nine common shares and (iii) the ownership interest of holders of Apple Nine common shares will be diluted following the issuance of any such preferred shares. In addition the issuance of blank check preferred shares could have the effect of discouraging, delaying or preventing a change of control of Apple Nine. See “Description of Apple Nine Common Shares—Preferred Shares” beginning on page 165.

Apple Nine’s real estate investments are relatively illiquid and may adversely affect returns to its shareholders.

Real estate investments are, in general, relatively difficult to sell. This illiquidity will tend to limit Apple Nine’s ability to promptly vary its portfolio in response to changes in economic or other conditions. In addition, provisions of the Internal Revenue Code relating to REITs limit Apple Nine’s ability to sell properties held for fewer than four years. This limitation may affect its ability to sell properties without adversely affecting returns to its shareholders.

Apple Nine may be subject to certain fixed costs that will not decrease if revenues decrease, and this may decrease distributions to shareholders.

The rents Apple Nine receives and the occupancy levels at the Apple Nine properties may decline as a result of various adverse changes affecting the properties, or its tenants, including an economic recession or an increase in unemployment rates. If the rental revenue from Apple Nine properties declines, it generally would expect to have less cash available to distribute to its shareholders. In addition, some of the major expenses Apple Nine may incur, including expenses like mortgage payments, real estate taxes and maintenance costs, generally do not decline when the related rents decline. If rent from the Apple Nine properties declines while costs remain the same, Apple Nine’s income and funds available for distribution to shareholders would decline.

Apple Nine has no restriction on changes in its investment and financing policies and the Apple Nine board may change these policies without shareholder approval.

The Apple Nine board approves its investment and financing policies, including its policies with respect to growth, debt, capitalization and payment of distributions. The Apple Nine board could at any time amend or waive current investment or financing policies at its discretion without a vote of shareholders. For example, the Apple Nine board could determine without shareholder approval that it is in the best interests of the shareholders to cease all investments in hotels, to make investments primarily in other types of assets or to dissolve the business. Further, the Apple Nine board may in its sole discretion determine the amount and nature of the aggregate debt of Apple Nine.

Virginia law and certain provisions under the Apple Nine articles of incorporation and bylaws may impede attempts to acquire control of Apple Nine and may deter or prevent shareholders’ ability to change Apple Nine management.

Some provisions of the Apple Nine articles of incorporation and bylaws may have the effect of delaying, deferring or preventing a change in control. These provisions may make it more difficult for other persons, without the approval of the Apple Nine board, to make a tender offer or otherwise acquire substantial amounts of Apple Nine shares or to launch other takeover attempts that a shareholder might consider to be in such shareholder’s best interest. These provisions include a prohibition on ownership, either directly or indirectly, of more than 9.8% of the outstanding common shares by any shareholder, the ability of the Apple Nine board to issue a new class of preferred shares with voting or other rights senior to any existing class of stock, the ability of the board to increase the size of the board and install directors opposed to the takeover attempt, and procedural conditions and requirements that make it difficult for a shareholder to nominate a candidate for election to the board or to raise business matters at a meeting of shareholders.

Similarly, Apple Nine is subject to certain provisions of the VSCA which, in general, are designed to protect Virginia corporations from the adverse effects of hostile corporate takeovers. These provisions prevent an interested shareholder (i.e., a holder of more than 10% of any class of a corporation’s outstanding voting shares) from engaging in specified affiliated transactions with the corporation without the approval of at least two-thirds of the shareholders not including the interested shareholder. Affiliated transactions requiring this two-thirds approval include mergers, share exchanges, material dispositions of corporate assets, or dissolution proposed by the interested shareholder. The VSCA also contains provisions regarding certain control share acquisitions, which are transactions causing the voting strength of shares of any person acquiring beneficial ownership of shares to meet or exceed certain threshold voting percentages (20%, 33 1/3%, or 50%). Shares acquired in a control share acquisition have no voting rights unless the voting rights are granted by a majority vote of all outstanding shares other than those held by the acquiring person or any officer or employee-director of the corporation. These provisions of Virginia corporate law may delay, impede or prevent attempts to acquire control of Apple Nine (including attempts to acquire control to change management personnel, policies or objectives) including attempts which are (or perceived to be) in the best interests of Apple Nine shareholders.

Tax Risks to Apple Nine Following the Mergers

Apple Nine after the mergers may incur adverse tax consequences if Apple Seven, Apple Eight or Apple Nine has failed or fails to qualify as a REIT for U.S. federal income tax purposes.

Each of Apple Seven, Apple Eight and Apple Nine has operated in a manner that it believes has allowed it to qualify as a REIT for federal income tax purposes under the Code, and Apple Nine intends to continue operating in such a manner after the mergers.  None of Apple Seven, Apple Eight or Apple Nine has requested or plans to request a ruling from the IRS that it qualifies as a REIT.  Qualification as a REIT involves the application of highly technical and complex Code provisions for which there are only limited judicial and administrative interpretations.  The determination of various factual matters and circumstances not entirely within the control of Apple Seven, Apple Eight, or Apple Nine may affect its ability to qualify as a REIT.  In order to qualify as a REIT, each of Apple Seven, Apple Eight, and Apple Nine must satisfy a number of requirements, including requirements regarding the ownership of its shares, requirements regarding the composition of its assets and a requirement that at least 95% of its gross income in any year must be derived from qualifying sources, such as “rents from real property.”  Also, a REIT must make distributions to shareholders aggregating annually at least 90% of its net taxable income, excluding any net capital gains.

Before the suspension of the dividend reinvestment plan (“DRIP”) of each of the Apple REITs in June 2013, each of the Apple REITs consistently sold its Units pursuant to its DRIP at the price of $11.00 per Unit, based on the most recent price at which an unrelated person had purchased units from that Apple REIT.  None of the Apple REITs engaged any third party for purposes of estimating the fair market value of its Units sold in its DRIP.  If Apple Seven, Apple Eight or Apple Nine has not properly valued the Units sold pursuant to its DRIP, it presents the issue of whether it could have resulted in the loss of its REIT status.  Although Apple Seven, Apple Eight and Apple Nine each believes it has operated its DRIP in a fashion that has not violated the prohibition on the payment of preferential dividends, there can be no assurance or guarantee that the IRS will concur or, if the IRS were to assert that the manner in which Apple Seven, Apple Eight or Apple Nine’s DRIP has been operated has resulted in the payment of preferential dividends, that a court will not sustain such a position if asserted by the IRS.

If Apple loses its REIT status, Apple Nine will face serious tax consequences that would substantially reduce its cash available for distribution, including cash available to pay dividends to shareholders, for each of the years involved because:

•	Apple Nine would not be allowed a deduction for dividends paid to shareholders in computing its taxable income and would be subject to federal income tax at regular corporate rates;

•	such company also could be subject to the federal alternative minimum tax and possibly increased state and local taxes;

•	unless such company is entitled to relief under applicable statutory provisions, it could not elect to be taxed as a REIT for four taxable years following the year during which it was disqualified.

In addition, if Apple Nine fails to qualify as a REIT, it will not be required to make distributions to shareholders.  Even if Apple Nine retains its REIT status, if Apple Seven or Apple Eight loses its REIT status Apple Nine will face serious tax consequences that would substantially reduce its cash available for distribution, including cash available to pay dividends to shareholders, for each of the years involved because:

•
Apple Nine may elect to utilize the deficiency dividend procedure in order to maintain its REIT status, which may require the distribution of significant amounts that will reduce its available cash for regular distributions;

•	Apple Nine, as the successor by merger to Apple Seven and Apple Eight, would be subject to any corporate income tax liabilities of Apple Seven and Apple Eight, including penalties and interest; and

•
Apple Nine would be subject to tax on the built-in gain on each asset of Apple Seven or Apple Eight, as the case may be, existing at the time of the mergers if Apple Nine were to dispose of the Apple Seven or Apple Eight asset for up to ten years following the mergers.

As a result of all these factors, Apple Seven’s, Apple Eight’s, or Apple Nine’s failure (before or after the mergers) to qualify as a REIT could impair Apple Nine’s ability after the mergers to expand its business and raise capital, and would materially adversely affect the value of its common shares.

In certain circumstances, even if Apple Nine after the mergers qualifies as a REIT, it may be subject to certain federal and state taxes, which would reduce the cash available for distribution to its shareholders.

Even if Apple Nine after the mergers maintains its status as a REIT, it may be subject to federal or state taxes.  For example, net income from the sale of properties that are “dealer” properties sold by a REIT (a “prohibited transaction” under the Code) will be subject to a 100% tax.  In addition, Apple Nine after the mergers may not be able to make sufficient distributions to avoid income and excise taxes applicable to REITs.  Alternatively, Apple Nine may decide to retain income it earns from the sale or other disposition of its property and pay income tax directly on such income.  In that event, Apple Nine’s shareholders would be treated as if they earned that income and paid the tax on it directly.  However, shareholders that are tax-exempt, such as charities or qualified pension plans, would have no benefit from their deemed payment of such tax liability.  Apple Nine may also be subject to state and local taxes on its income or property.  Any federal or state taxes Apple Nine pays after the mergers will reduce its cash available for distribution to shareholders.  See “Material U.S. Federal Income Tax Consequences” beginning on page 146.

Your investment has various income tax risks.

Although the U.S. federal income tax considerations relevant to the mergers and your investment are generally described in “Material U.S. Federal Income Tax Consequences” beginning on page 146, you should consult your own tax advisor concerning the effects of federal, state and local income tax law of the mergers and an investment in Apple Nine common shares.

Dividends payable by REITs generally do not qualify for reduced U.S. federal income tax rates.

Certain dividends payable by domestic or qualified foreign corporations to individuals, trusts and estates that are U.S. shareholders, are currently eligible for federal income tax at a maximum rate of 20%.  Dividends payable by REITs, in contrast, generally are not eligible for the reduced rate unless the dividends are attributable to (i) qualified dividend income received by the REIT from C corporations, including its taxable REIT subsidiaries, (ii) the REIT’s undistributed earnings or built-in gains taxed at the corporation level during the immediately preceding year, or (iii) any earnings and profits inherited from a C corporation in a tax-deferred reorganization or similar transaction.  The more favorable rates applicable to regular corporation dividends could cause investors who are individuals, trusts and estates to perceive investments in REITs to be relatively less attractive than investments in the stock of non-REIT corporations that pay dividends, which could adversely affect the value of the stock of REITs, including Apple Nine common shares after the mergers.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus and the annexes to this joint proxy statement/prospectus contain “forward-looking statements.” You can identify these statements by the fact that they do not relate strictly to historical or current facts. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue” or “pursue,” or the negative or other words or expressions of similar meaning, may identify forward-looking statements, and statements regarding the benefits of the mergers or the other transactions contemplated by the Merger Agreement or the future financial condition, results of operations and business of any Apple REIT are also forward-looking statements. Without limiting the generality of the preceding sentence, certain information contained in the sections “The Mergers—Background of the Mergers,” “The Mergers—Apple Seven’s Reasons for the Mergers,” “The Mergers—Apple Eight’s Reasons for the Mergers,” “The Mergers—Apple Nine’s Reasons for the Mergers,” and “The Mergers—Projected Financial Information of Apple Seven, Apple Eight and Apple Nine” constitute forward-looking statements.

The Apple REITs base these forward-looking statements on particular assumptions that they have made in light of their industry experience, as well as their perception of historical trends, current conditions, expected future developments and other factors that they believe are appropriate under the circumstances. The forward-looking statements are necessarily estimates reflecting the judgment of the Apple REITs’ respective management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. In addition to other factors and matters contained in this joint proxy statement/prospectus, including those disclosed under “Risk Factors” beginning on page 46, these forward-looking statements are subject to risks, uncertainties and other factors, including, among others:

•
the inability to complete the mergers due to the failure to obtain required shareholder or other third party approvals or the failure to satisfy the other conditions to completion of the mergers described in the Merger Agreement;

•	the failure of the mergers to be completed for any other reason or any significant delay in the expected completion of the mergers and the other transactions contemplated by the Merger Agreement;

•
the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the fact that a termination under certain circumstances could require any Apple REIT to pay the other Apple REITs a termination fee and expense reimbursement, as described under “The Merger Agreement—Termination Fees and Expenses” beginning on page 129;

•
the possibility that the mergers and the other transactions contemplated by the Merger Agreement involve unexpected costs that may be in addition to or exceed an Apple REIT’s estimate of the merger-related costs and expenses;

•	the outcome of any litigation and judicial actions that may be instituted against any Apple REIT and others relating to the mergers and the other transactions contemplated by the Merger Agreement;

•	the risk that the announcement of the mergers disrupts any Apple REIT’s ongoing business operations;

•	adverse changes in the real estate and real estate capital markets;

•	changes in laws, including increased tax rates, changes in regulations or accounting standards, third-party relations and approvals, and decisions of courts, regulators and governmental bodies;

•	the ability of any Apple REIT to implement its operating strategy and to manage planned growth;

•	a material adverse effect on any Apple REIT;

•	the outcome of current and future litigation, regulatory proceedings or inquiries;

•	changes in general political, economic and competitive conditions and specific market conditions;

and other risks detailed in filings made by each Apple REIT with the SEC, including the annual report on Form 10-K for the fiscal year ended December 31, 2012 filed by Apple Seven with the SEC on March 6, 2013, and the annual report on Form 10-K for the fiscal year ended December 31, 2012 filed by Apple Eight and Apple Nine, respectively, with the SEC on March 7, 2013, copies of which are attached to this joint proxy statement/prospectus as Annex N, Annex O and Annex P, respectively. See also “Where You Can Find More Information” on page 229 of this joint proxy statement/prospectus.

As you read and consider the information in this joint proxy statement/prospectus, you are cautioned to not place undue reliance on these forward-looking statements. These statements are not guarantees of performance or results and speak only as of the date of this joint proxy statement/prospectus, in the case of forward-looking statements contained in this joint proxy statement/prospectus, or the dates of the documents attached as annexes to this joint proxy statement/prospectus, in the case of forward-looking statements made in those documents. These forward-looking statements involve risks, uncertainties and assumptions. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this joint proxy statement/prospectus or the annexes to this joint proxy statement/prospectus will in fact transpire. New factors emerge from time to time, and it is not possible for any Apple REIT to predict all of them. Nor can any Apple REIT assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

None of the Apple REITs undertakes any obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this joint proxy statement/prospectus or to reflect the occurrence of unanticipated events, except as required by law.

All subsequent written or oral forward-looking statements concerning the mergers or the other transactions contemplated by the Merger Agreement or other matters addressed in this joint proxy statement/prospectus and attributable to any Apple REIT, on the one hand, and/or another Apple REIT, on the other hand, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section of this joint proxy statement/prospectus.

THE PARTIES TO THE MERGERS

Apple REIT Seven, Inc.

Apple REIT Seven, Inc.
814 East Main Street
Richmond, Virginia 23219
(804) 344-8121

Apple Seven, a Virginia corporation, is a REIT focused on upscale, extended-stay and select-service hotels. The portfolio consists of 51 hotels, containing a total of 6,426 guestrooms, diversified among 18 states.  Apple Seven, through its best efforts offering, originally sold its units for $10.50-$11.00 per unit. Since its initial offering in 2006, Apple Seven has paid approximately $6.00 per unit in distributions, or $484 million in the aggregate.

For more information about Apple Seven, please see Apple Seven’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, a copy of which is attached to this joint proxy statement/prospectus as Annex N, or visit Apple Seven’s website at www.applereitseven.com. Apple Seven’s website address is provided as an inactive textual reference only. The information provided on Apple Seven’s website is not part of this joint proxy statement/prospectus and is not incorporated by reference into this joint proxy statement/prospectus. For more information on Apple Seven, see “Where You Can Find More Information” on page 229.

Apple REIT Eight, Inc.

Apple REIT Eight, Inc.
814 East Main Street
Richmond, Virginia 23219
(804) 344-8121

Apple Eight, a Virginia corporation, is a REIT focused on upscale, extended-stay and select-service hotels. The portfolio consists of 51 hotels, containing a total of 5,914 guestrooms, diversified among 19 states. Apple Eight, through its best efforts offering, originally sold its units for $10.50-$11.00 per unit. Since its initial offering in 2007, Apple Eight has paid approximately $4.40 per unit in distributions, or $382 million in the aggregate.

For more information about Apple Eight, please see Apple Eight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, a copy of which is attached to this joint proxy statement/prospectus as Annex O, or visit Apple Eight’s website at www.applereiteight.com. Apple Eight’s website address is provided as an inactive textual reference only. The information provided on Apple Eight’s website is not part of this joint proxy statement/prospectus and is not incorporated by reference into this joint proxy statement/prospectus. For more information on Apple Eight, see “Where You Can Find More Information” on page 229.

Apple REIT Nine, Inc.

Apple REIT Nine, Inc.
814 East Main Street
Richmond, Virginia 23219
(804) 344-8121

Apple Nine, a Virginia corporation, is a REIT focused on upscale, extended-stay and select-service hotels. The portfolio consists of 89 hotels, containing a total of 11,371 guestrooms, diversified among 27 states. Apple Nine, through its best efforts offering, originally sold its units for $10.50-$11.00 per unit. Since its initial offering in 2008, Apple Nine has paid approximately $5.31 per unit in distributions, or $741 million in the aggregate.

For more information about Apple Nine, please see Apple Nine’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, a copy of which is attached to this joint proxy statement/prospectus as Annex P, or visit Apple Nine’s website at www.applereitnine.com. Apple Nine’s website address is provided as an inactive textual reference only. The information provided on Apple Nine’s website is not part of this joint proxy statement/prospectus and is not incorporated by reference into this joint proxy statement/prospectus. For more information on Apple Nine, see “Where You Can Find More Information” on page 229.

Apple Seven Acquisition Sub, Inc.

Apple Seven Acquisition Sub, Inc.
814 East Main Street
Richmond, Virginia 23219
(804) 344-8121

Apple Seven Acquisition Sub, Inc., a Virginia corporation, was formed on August 5, 2013 solely for the purpose of facilitating Apple Nine’s acquisition of Apple Seven. Apple Nine owns all of the outstanding shares of common stock of Seven Acquisition Sub. Seven Acquisition Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. Upon completion of the proposed Apple Seven merger, Apple Seven will merge with Seven Acquisition Sub and Seven Acquisition Sub will continue as the surviving corporation.

Apple Eight Acquisition Sub, Inc.

Apple Eight Acquisition Sub, Inc.
814 East Main Street
Richmond, Virginia 23219
(804) 344-8121

Apple Eight Acquisition Sub, Inc., a Virginia corporation, was formed on August 5, 2013 solely for the purpose of facilitating Apple Nine’s acquisition of Apple Eight. Apple Nine owns all of the outstanding shares of common stock of Eight Acquisition Sub. Eight Acquisition Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. Upon completion of the proposed Apple Eight merger, Apple Eight will merge with Eight Acquisition Sub and Eight Acquisition Sub will continue as the surviving corporation.

THE APPLE SEVEN SPECIAL MEETING

This joint proxy statement/prospectus is being furnished in connection with the solicitation of proxies from Apple Seven shareholders for use at the Apple Seven special meeting. This joint proxy statement/prospectus and accompanying form of proxy are first being mailed to Apple Seven shareholders on or about January 23, 2014.

Purpose of the Apple Seven Special Meeting

A special meeting of the Apple Seven shareholders will be held at the corporate headquarters of Apple Seven, 814 East Main Street, Richmond, Virginia 23219, on February 21, 2014 at 11:00 a.m., eastern time, for the following purposes:

•
to consider and vote on a proposal to approve the Merger Agreement, the related Apple Seven plan of merger, the Apple Seven merger and the other transactions contemplated by the Merger Agreement (the “Apple Seven Merger Proposal”);

•
to consider and vote on a proposal to approve the adjournment of the Apple Seven special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Seven Merger Proposal (the “Apple Seven Adjournment Proposal”); and

•	to transact such other business as may properly come before the Apple Seven special meeting or any adjournments or postponements of the special meeting.

Only business within the purposes described in the Notice of Special Meeting of Apple Seven Shareholders may be conducted at the special meeting. Any action may be taken on the items of business described above at the Apple Seven special meeting on the date specified above, or on any date or dates to which the special meeting may be postponed or to which, by original or later adjournment, the special meeting may be adjourned.

This joint proxy statement/prospectus also contains information regarding the Apple Eight special meeting and the Apple Nine special meeting, including the items of business for those special meetings.  Apple Seven shareholders are not voting on the proposals to be voted on at the Apple Eight and Apple Nine special meetings.

Record Date; Voting Rights; Proxies

Apple Seven has fixed the close of business on January 8, 2014 as the record date for determining holders of

Apple Seven common shares, Series A preferred shares and Series B convertible preferred shares entitled to notice of, and to vote at, the Apple Seven special meeting. Only holders of Apple Seven common shares, Series A preferred shares and Series B convertible preferred shares at the close of business on the record date will be entitled to notice of and to vote at the Apple Seven special meeting, unless a new record date is set in connection with any adjournment or postponement of the special meeting. As of the record date, there were 90,613,633 issued and outstanding common shares, 90,613,633 issued and outstanding Series A preferred shares and 240,000 issued and outstanding Series B convertible preferred shares of Apple Seven. Each holder of record of Apple Seven common shares, Series A preferred shares and Series B convertible preferred shares on the record date is entitled to one vote per share. Votes may be cast either in person or by properly executed proxy at the Apple Seven special meeting. All of the Apple Seven Series B convertible preferred shares are owned of record by Glade M. Knight. As of the record date, the issued and outstanding Apple Seven common shares and Series A preferred shares were held by approximately 19,600 beneficial owners.

All shares which are entitled to vote and are represented at the Apple Seven special meeting by properly executed proxies received before or at the special meeting and not revoked, will be voted at such special meeting in accordance with the instructions indicated on the proxies. If no instructions are given on a timely and properly executed proxy card, your shares will be voted:

•	“FOR” the Apple Seven Merger Proposal; and

•	“FOR” the Apple Seven Adjournment Proposal.

Votes cast by proxy or in person at the Apple Seven special meeting will be tabulated by the inspector of elections appointed for the special meeting who will determine whether or not a quorum is present.

If any other matters are properly presented at the Apple Seven special meeting for consideration, the persons named in the proxies will have discretion to vote on such matters in accordance with their best judgment.

Any proxy given by a shareholder pursuant to this solicitation may be revoked at any time before the vote is taken at the special meeting in any of the following ways:

•	submitting a later proxy by telephone or through the Internet prior to 11:59 p.m., eastern time, on February 20, 2014,

•	filing with the Secretary of Apple Seven, before the taking of the vote at the Apple Seven special meeting, a written notice of revocation bearing a later date than the proxy card,

•	duly executing a later dated proxy card relating to the same shares and delivering it to the Secretary of Apple Seven before the taking of the vote at the Apple Seven special meeting, or

•	voting in person at the Apple Seven special meeting, although attendance at the special meeting will not by itself constitute a revocation of a proxy.

Any written notice of revocation or subsequent proxy card should be sent to Apple REIT Seven, Inc., 814 East Main Street, Richmond, Virginia 23219, Attention: Secretary, or hand delivered to the Secretary of Apple Seven before the taking of the vote at the special meeting.

Solicitation of Proxies

Apple Seven is soliciting proxies on behalf of its board. Apple Seven will bear the costs of soliciting proxies. Brokerage houses, fiduciaries, nominees and others will be reimbursed for their out-of-pocket expenses in forwarding proxy materials to owners of Apple Seven shares held in their names. In addition to the solicitation of proxies by use of the mails, proxies may be solicited from Apple Seven shareholders by directors, officers and employees of Apple Seven in person or by telephone, by facsimile, on the Internet or other appropriate means of communications. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to directors, officers and employees of Apple Seven in connection with this solicitation. Apple Seven has retained David Lerner Associates, Inc. to solicit, and for advice and assistance in connection with the solicitation of, proxies for the special meeting at a cost of $250,000, including out-of-pocket expenses. No portion of the amount that Apple Seven has agreed to pay to David Lerner Associates, Inc. is contingent upon the closing of the mergers. Apple Seven has agreed to indemnify David Lerner Associates, Inc. against any loss, damage, expense, liability or claim arising out of such services, other than out of pocket expenses incurred in the ordinary course or resulting from David Lerner Associates, Inc.’s negligence, misconduct or failure to comply with applicable requirements of laws, rules or regulations.  David Lerner Associates, Inc. has agreed to indemnify Apple Seven against any loss, damage, expense, liability or claim arising out of David Lerner Associates, Inc.’s negligence, misconduct, or any failure to comply with applicable laws, rules or regulations.  Any questions or requests for assistance regarding this joint proxy statement/prospectus and related proxy materials may be directed to Apple Seven by telephone at (804) 344-8121, Attention: Investor Relations.

Quorum; Abstentions and Broker Non-Votes

The holders of a majority of the outstanding Apple Seven common shares, Series A preferred shares and Series B convertible preferred shares, in each case entitled to vote at the Apple Seven special meeting and present in person or represented by proxy, will constitute a quorum at the special meeting for each such class of shares. Shares that abstain from voting and broker non-votes will be treated as shares that are present and entitled to vote at the Apple Seven special meeting for purposes of determining whether a quorum exists. Because approval of the Apple Seven Merger Proposal requires the affirmative vote of a specified amount of the outstanding Apple Seven common shares, Series A preferred shares and Series B convertible preferred shares, abstentions and broker non-votes will have the same effect as votes against approval of the Apple Seven Merger Proposal. Abstentions and broker non-votes will, however, have no effect on the outcome of the vote on the Apple Seven Adjournment Proposal. In addition, the failure of a holder of Apple Seven common shares, Series A preferred shares or Series B convertible preferred shares to vote will have the effect of a vote against the Apple Seven Merger Proposal, but will have no effect on the outcome of the vote on the Apple Seven Adjournment Proposal.

The actions proposed in this joint proxy statement/prospectus are not matters that can be voted on by bankers, brokers or other custodians holding Apple Seven shares for beneficial owners without the beneficial owners’ specific instructions. If you hold your Apple Seven shares in “street name” through a bank, broker or other custodian and do not instruct your bank, broker or other custodian on how to vote your shares, they will not be able to vote your shares. Accordingly, if a bank, broker or other custodian holds your Apple Seven common shares, Series A preferred shares or Series B convertible preferred shares you are urged to instruct your bank, broker or other custodian on how to vote your shares.

Required Vote

The approval of the Apple Seven Merger Proposal will require the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Seven common shares;

•	a majority of the outstanding Apple Seven Series A preferred shares;

•	a majority of the outstanding Apple Seven Series B convertible preferred shares;

•	a majority of the outstanding Apple Seven common shares that are not owned by or voted under the control of any of Apple Seven’s directors; and

•	a majority of the outstanding Apple Seven Series A preferred shares that are not owned by or voted under the control of any of Apple Seven’s directors.

The approval of the Apple Seven Adjournment Proposal will require that the number of votes cast for this proposal exceeds the number of votes cast against this proposal from holders of the Apple Seven common shares represented in person or by proxy and entitled to vote at the Apple Seven special meeting. Holders of Apple Seven Series A preferred shares and Series B convertible preferred shares are not entitled to vote those shares on the Apple Seven Adjournment Proposal. Less than a quorum may adjourn the meeting.

Regardless of the number of Apple Seven shares you own, your vote is important. Please complete, sign, date and promptly return the enclosed proxy card today.

Voting Agreement and Apple Seven Series B Convertible Preferred Shares

Glade M. Knight, chairman and chief executive officer of Apple Seven, has entered into a voting agreement with the Apple REITs. Pursuant to the terms of the voting agreement, Mr. Knight has agreed to vote all of his Apple Seven Series B convertible preferred shares in favor of the Apple Seven Merger Proposal. Mr. Knight currently owns of record all outstanding 240,000 Series B convertible preferred shares of Apple Seven, which are sufficient to approve, on behalf of the Apple Seven Series B convertible preferred shareholders only, the Merger Agreement, the related Apple Seven plan of merger, the Apple Seven merger and the other transactions contemplated by the Merger Agreement.

The voting agreement also requires Mr. Knight to vote all of his Apple Seven common shares and Series A preferred shares and any additional shares of Apple Seven’s capital stock acquired by Mr. Knight after August 7, 2013 in favor of the Apple Seven Merger Proposal. The voting agreement also requires Mr. Knight to vote all of his Apple Seven common shares and any additional shares of Apple Seven’s common stock acquired by Mr. Knight after August 7, 2013 in favor of the Apple Seven Adjournment Proposal. Mr. Knight owns 18,955 of the issued and outstanding common shares of Apple Seven and 18,955 of the issued and outstanding Series A preferred shares of Apple Seven.

The voting agreement also requires Mr. Knight: (i) to vote all his Apple Seven common shares, Series A preferred shares and Series B convertible preferred shares against any alternative acquisition proposal and any other action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the mergers or any of the other transactions contemplated by the Merger Agreement, (ii) to waive, and prevent the execution of, any dissenters’ rights relating to the mergers that Mr. Knight may have directly or indirectly and (iii) to not sell or transfer any Apple REIT securities beneficially owned by Mr. Knight or grant any proxies or transfer any voting rights with respect to such securities that would impact the ability to comply with the voting agreement prior to the consummation of the mergers or termination of the Merger Agreement. For more information on the voting agreement with Mr. Knight, see “Voting Agreement between the Apple REITs and Glade M. Knight” on page 130.

THE APPLE EIGHT SPECIAL MEETING

This joint proxy statement/prospectus is being furnished in connection with the solicitation of proxies from Apple Eight shareholders for use at the Apple Eight special meeting. This joint proxy statement/prospectus and accompanying form of proxy are first being mailed to Apple Eight shareholders on or about January 23, 2014.

Purpose of the Apple Eight Special Meeting

A special meeting of the Apple Eight shareholders will be held at the corporate headquarters of Apple Eight, 814 East Main Street, Richmond, Virginia 23219, on February 21, 2014 at 11:30 a.m., eastern time, for the following purposes:

•
to consider and vote on a proposal to approve the Merger Agreement, the related Apple Eight plan of merger, the Apple Eight merger and the other transactions contemplated by the Merger Agreement (the “Apple Eight Merger Proposal”);

•
to consider and vote on a proposal to approve the adjournment of the Apple Eight special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Eight Merger Proposal (the “Apple Eight Adjournment Proposal”); and

•	to transact such other business as may properly come before the Apple Eight special meeting or any adjournments or postponements of the special meeting.

Only business within the purposes described in the Notice of Special Meeting of Apple Eight Shareholders may be conducted at the special meeting. Any action may be taken on the items of business described above at the Apple Eight special meeting on the date specified above, or on any date or dates to which the special meeting may be postponed or to which, by original or later adjournment, the special meeting may be adjourned.

This joint proxy statement/prospectus also contains information regarding the Apple Seven special meeting and the Apple Nine special meeting, including the items of business for those special meetings.  Apple Eight shareholders are not voting on the proposals to be voted on at the Apple Seven and Apple Nine special meetings.

Record Date; Voting Rights; Proxies

Apple Eight has fixed the close of business on January 8, 2014 as the record date for determining holders of Apple Eight common shares, Series A preferred shares and Series B convertible preferred shares entitled to notice of, and to vote at, the Apple Eight special meeting. Only holders of Apple Eight common shares, Series A preferred shares and Series B convertible preferred shares at the close of business on the record date will be entitled to notice of and to vote at the Apple Eight special meeting, unless a new record date is set in connection with any adjournment or postponement of the special meeting. As of the record date, there were 92,140,005 issued and outstanding common shares, 92,140,005 issued and outstanding Series A preferred shares and 240,000 issued and outstanding Series B convertible preferred shares of Apple Eight. Each holder of record of Apple Eight common shares, Series A preferred shares and Series B convertible preferred shares on the record date is entitled to one vote per share. Votes may be cast either in person or by properly executed proxy at the Apple Eight special meeting. All of the Apple Eight Series B convertible preferred shares are owned of record by Glade M. Knight. As of the record date, the issued and outstanding Apple Eight common shares and Series A preferred shares were held by approximately 19,500 beneficial owners.

All shares which are entitled to vote and are represented at the Apple Eight special meeting by properly executed proxies received before or at the special meeting and not revoked, will be voted at such special meeting in accordance with the instructions indicated on the proxies. If no instructions are given on a timely and properly executed proxy card, your shares will be voted:

•	“FOR” the Apple Eight Merger Proposal; and

•	“FOR” the Apple Eight Adjournment Proposal.

Votes cast by proxy or in person at the Apple Eight special meeting will be tabulated by the inspector of elections appointed for the special meeting who will determine whether or not a quorum is present.

If any other matters are properly presented at the Apple Eight special meeting for consideration, the persons named in the proxies will have discretion to vote on such matters in accordance with their best judgment.

Any proxy given by a shareholder pursuant to this solicitation may be revoked at any time before the vote is taken at the special meeting in any of the following ways:

•	submitting a later proxy by telephone or through the Internet prior to 11:59 p.m., eastern time, on February 20, 2014,

•	filing with the Secretary of Apple Eight, before the taking of the vote at the Apple Eight special meeting, a written notice of revocation bearing a later date than the proxy card,

•	duly executing a later dated proxy card relating to the same shares and delivering it to the Secretary of Apple Eight before the taking of the vote at the Apple Eight special meeting, or

•	voting in person at the Apple Eight special meeting, although attendance at the special meeting will not by itself constitute a revocation of a proxy.

Any written notice of revocation or subsequent proxy card should be sent to Apple REIT Eight, Inc., 814 East Main Street, Richmond, Virginia 23219, Attention: Secretary, or hand delivered to the Secretary of Apple Eight before the taking of the vote at the special meeting.

Solicitation of Proxies

Apple Eight is soliciting proxies on behalf of its board. Apple Eight will bear the costs of soliciting proxies. Brokerage houses, fiduciaries, nominees and others will be reimbursed for their out-of-pocket expenses in forwarding proxy materials to owners of Apple Eight shares held in their names. In addition to the solicitation of proxies by use of the mails, proxies may be solicited from Apple Eight shareholders by directors, officers and employees of Apple Eight in person or by telephone, by facsimile, on the Internet or other appropriate means of communications. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to directors, officers and employees of Apple Eight in connection with this solicitation. Apple Eight has retained David Lerner Associates, Inc. to solicit, and for advice and assistance in connection with the solicitation of, proxies for the special meeting at a cost of $250,000, including out-of-pocket expenses.  No portion of the amount that Apple Eight has agreed to pay to David Lerner Associates, Inc. is contingent upon the closing of the mergers. Apple Eight has agreed to indemnify David Lerner Associates, Inc. against any loss, damage, expense, liability or claim arising out of such services, other than out of pocket expenses incurred in the ordinary course or resulting from David Lerner Associates, Inc.’s negligence, misconduct or failure to comply with applicable requirements of laws, rules or regulations.  David Lerner Associates, Inc. has agreed to indemnify Apple Eight against any loss, damage, expense, liability or claim arising out of David Lerner Associates, Inc.’s negligence, misconduct, or any failure to comply with applicable laws, rules or regulations.  Any questions or requests for assistance regarding this joint proxy statement/prospectus and related proxy materials may be directed to Apple Eight by telephone at (804) 344-8121, Attention: Investor Relations.

Quorum; Abstentions and Broker Non-Votes

The holders of a majority of the outstanding Apple Eight common shares, Series A preferred shares and Series B convertible preferred shares, in each case entitled to vote at the Apple Eight special meeting and present in person or represented by proxy, will constitute a quorum at the special meeting for each such class of shares. Shares that abstain from voting and broker non-votes will be treated as shares that are present and entitled to vote at the Apple Eight special meeting for purposes of determining whether a quorum exists. Because approval of the Apple Eight Merger Proposal requires the affirmative vote of a specified amount of the outstanding Apple Eight common shares, Series A preferred shares and Series B convertible preferred shares, abstentions and broker non-votes will have the same effect as votes against approval of the Apple Eight Merger Proposal. Abstentions and broker non-votes will, however, have no effect on the outcome of the vote on the Apple Eight Adjournment Proposal. In addition, the failure of a holder of Apple Eight common shares, Series A preferred shares or Series B convertible preferred shares to vote will have the effect of a vote against the Apple Eight Merger Proposal, but will have no effect on the outcome of the vote on the Apple Eight Adjournment Proposal.

The actions proposed in this joint proxy statement/prospectus are not matters that can be voted on by bankers, brokers or other custodians holding Apple Eight shares for beneficial owners without the beneficial owners’ specific instructions. If you hold your Apple Eight shares in “street name” through a bank, broker or other custodian and do not instruct your bank, broker or other custodian on how to vote your shares, they will not be able to vote your shares. Accordingly, if a bank, broker or other custodian holds your Apple Eight common shares, Series A preferred shares or Series B convertible preferred shares you are urged to instruct your bank, broker or other custodian on how to vote your shares.

Required Vote

The approval of the Apple Eight Merger Proposal will require the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Eight common shares;

•	a majority of the outstanding Apple Eight Series A preferred shares;

•	a majority of the outstanding Apple Eight Series B convertible preferred shares;

•	a majority of the outstanding Apple Eight common shares that are not owned by or voted under the control of any of Apple Eight’s directors; and

•	a majority of the outstanding Apple Eight Series A preferred shares that are not owned by or voted under the control of any of Apple Eight’s directors.

The approval of the Apple Eight Adjournment Proposal will require that the number of votes cast for this proposal exceeds the number of votes cast against this proposal from holders of the Apple Eight common shares represented in person or by proxy and entitled to vote at the Apple Eight special meeting. Holders of Apple Eight Series A preferred shares and Series B convertible preferred shares are not entitled to vote those shares on the Apple Eight Adjournment Proposal. Less than a quorum may adjourn the meeting.

Regardless of the number of Apple Eight shares you own, your vote is important. Please complete, sign, date and promptly return the enclosed proxy card today.

Voting Agreement and Apple Eight Series B Convertible Preferred Shares

Glade M. Knight, chairman and chief executive officer of Apple Eight, has entered into a voting agreement with the Apple REITs. Pursuant to the terms of the voting agreement, Mr. Knight has agreed to vote all of his Apple Eight Series B convertible preferred shares in favor of the Apple Eight Merger Proposal. Mr. Knight currently owns of record all outstanding 240,000 Series B convertible preferred shares of Apple Eight, which are sufficient to approve, on behalf of the Apple Eight Series B convertible preferred shareholders only, the Merger Proposal.

The voting agreement also requires Mr. Knight to vote all of his Apple Eight common shares and Series A preferred shares and any additional shares of Apple Eight’s capital stock acquired by Mr. Knight after August 7, 2013 in favor of the Apple Eight Merger Proposal. The voting agreement also requires Mr. Knight to vote all of his Apple Eight common shares and any additional shares of Apple Eight’s common stock acquired by Mr. Knight after August 7, 2013 in favor of the Apple Eight Adjournment Proposal. Mr. Knight owns 10,536 of the issued and outstanding common shares of Apple Eight and 10,536 of the issued and outstanding Series A preferred shares of Apple Eight.

The voting agreement also requires Mr. Knight: (i) to vote all his Apple Eight common shares, Series A preferred shares and Series B convertible preferred shares against any alternative acquisition proposal and any other action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the mergers or any of the other transactions contemplated by the Merger Agreement, (ii) to waive, and prevent the execution of, any dissenters’ rights relating to the mergers that Mr. Knight may have directly or indirectly and (iii) to not sell or transfer any Apple REIT securities beneficially owned by Mr. Knight or grant any proxies or transfer any voting rights with respect to such securities that would impact the ability to comply with the voting agreement prior to the consummation of the mergers or termination of the Merger Agreement. For more information on the voting agreement with Mr. Knight, see “Voting Agreement between the Apple REITs and Glade M. Knight” on page 130.

THE APPLE NINE SPECIAL MEETING

This joint proxy statement/prospectus is being furnished in connection with the solicitation of proxies from Apple Nine shareholders for use at the Apple Nine special meeting. This joint proxy statement/prospectus and accompanying form of proxy are first being mailed to Apple Nine shareholders on or about January 23, 2014.

Purpose of the Apple Nine Special Meeting

A special meeting of the Apple Nine shareholders will be held at the corporate headquarters of Apple Nine, 814 East Main Street, Richmond, Virginia 23219, on February 21, 2014 at 12:00 p.m., eastern time, for the following purposes:

•
to consider and vote on a proposal to approve the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement (the “Apple Nine Merger Proposal”);

•
to consider and vote on a proposal to approve the adjournment of the Apple Nine special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Nine Merger Proposal and the other proposals considered at the Apple Nine special meeting (the “Apple Nine Adjournment Proposal”);

•
to consider and vote on four proposals to approve an amendment to Apple Nine’s charter that would: (i) change the name of Apple Nine to Apple Hospitality REIT, Inc., (ii) increase the number of authorized Apple Nine common shares from 400 million to 800 million, (iii) add a provision permitting the Apple Nine shareholders or board to amend the Apple Nine bylaws in the event the Apple Nine common shares are to be listed on a national securities exchange and effective as of the date the Apple Nine common shares are first listed on a national securities exchange, and (iv) add restrictions on transfer and ownership of Apple Nine common shares to protect Apple Nine’s REIT tax status (the “First Apple Nine Charter Amendment Proposals”);

•
to consider and vote on a proposal to approve an amendment to Apple Nine’s charter that would permit the implementation of a 50% reverse stock split of Apple Nine common shares in connection with a listing on a national securities exchange (the “Second Apple Nine Charter Amendment Proposal”), which amendment may, in the discretion of the Apple Nine board, be filed with the Virginia State Corporation Commission within one year of the Apple Nine special meeting to implement the reverse stock split.

•
to consider and vote on four proposals to approve an amendment to Apple Nine’s bylaws that would: (i) change the name of Apple Nine in the bylaws to Apple Hospitality REIT, Inc., (ii) provide that the provisions relating to restrictions on transfer and ownership to protect Apple Nine’s REIT tax status apply only to Apple Nine common shares not subject to the transfer and ownership restrictions set forth in the First Apple Nine Charter Amendment, (iii) eliminate Article VIII of the Apple Nine bylaws relating to the employment of the external advisor and provide that other provisions in the bylaws that relate to an external advisor would have no force and effect if Apple Nine has no external advisor, and (iv) permit the Apple Nine board to amend the Apple Nine bylaws without shareholder approval in the event the Apple Nine common shares are to be listed on a national securities exchange and effective as of the date the Apple Nine common shares are first listed on a national securities exchange (the “Apple Nine Bylaws Amendment Proposals”); and

•	to transact such other business as may properly come before the Apple Nine special meeting or any adjournments or postponements of the special meeting.

Only business within the purposes described in the Notice of Special Meeting of Apple Nine Shareholders may be conducted at the special meeting. Any action may be taken on the items of business described above at the Apple Nine special meeting on the date specified above, or on any date or dates to which the special meeting may be postponed or to which, by original or later adjournment, the special meeting may be adjourned.

This joint proxy statement/prospectus also contains information regarding the Apple Seven special meeting and the Apple Eight special meeting, including the items of business for those special meetings.  Apple Nine shareholders are not voting on the proposals to be voted on at the Apple Seven and Apple Eight special meetings.

Record Date; Voting Rights; Proxies

Apple Nine has fixed the close of business on January 8, 2014 as the record date for determining holders of Apple Nine common shares and Series A preferred shares entitled to notice of, and to vote at, the Apple Nine special meeting. Only holders of Apple Nine common shares and Series A preferred shares at the close of business on the record date will be entitled to notice of and to vote at the Apple Nine special meeting, unless a new record date is set in connection with any adjournment or postponement of the special meeting. As of the record date, there were 182,784,131 issued and outstanding common shares and 182,784,131 issued and outstanding Series A preferred shares. Each holder of record of Apple Nine common shares and Series A preferred shares on the record date is entitled to one vote per share. Votes may be cast either in person or by properly executed proxy at the Apple Nine special meeting. As of the record date, the issued and outstanding Apple Nine common shares and Series A preferred shares were held by approximately 37,900 beneficial owners.

The Apple Nine Series B convertible preferred shares, all of which are owned by Glade M. Knight, are not entitled to vote at the Apple Nine special meeting.

All shares which are entitled to vote and are represented at the Apple Nine special meeting by properly executed proxies received before or at the special meeting and not revoked, will be voted at such special meeting in accordance with the instructions indicated on the proxies. If no instructions are given on a timely and properly executed proxy card, your shares will be voted:

•	“FOR” the Apple Nine Merger Proposal;

•	“FOR” the Apple Nine Adjournment Proposal;

•	“FOR” each of the First Apple Nine Charter Amendment Proposals;

•	“FOR” the Second Apple Nine Charter Amendment Proposal; and

•	“FOR” each of the Apple Nine Bylaws Amendment Proposals.

Votes cast by proxy or in person at the Apple Nine special meeting will be tabulated by the inspector of elections appointed for the special meeting who will determine whether or not a quorum is present.

If any other matters are properly presented at the Apple Nine special meeting for consideration, the persons named in the proxies will have discretion to vote on such matters in accordance with their best judgment.

Any proxy given by a shareholder pursuant to this solicitation may be revoked at any time before the vote is taken at the special meeting in any of the following ways:

•	submitting a later proxy by telephone or through the Internet prior to 11:59 p.m., eastern time, on, February 20, 2014,

•	filing with the Secretary of Apple Nine, before the taking of the vote at the Apple Nine special meeting, a written notice of revocation bearing a later date than the proxy card,

•	duly executing a later dated proxy card relating to the same shares and delivering it to the Secretary of Apple Nine before the taking of the vote at the Apple Nine special meeting, or

•	voting in person at the Apple Nine special meeting, although attendance at the special meeting will not by itself constitute a revocation of a proxy.

Any written notice of revocation or subsequent proxy card should be sent to Apple REIT Nine, Inc., 814 East Main Street, Richmond, Virginia 23219, Attention: Secretary, or hand delivered to the Secretary of Apple Nine before the taking of the vote at the special meeting.

Solicitation of Proxies

Apple Nine is soliciting proxies on behalf of its board. Apple Nine will bear the costs of soliciting proxies. Brokerage houses, fiduciaries, nominees and others will be reimbursed for their out-of-pocket expenses in forwarding proxy materials to owners of Apple Nine shares held in their names. In addition to the solicitation of proxies by use of the mails, proxies may be solicited from Apple Nine shareholders by directors, officers and employees of Apple Nine in person or by telephone, by facsimile, on the Internet or other appropriate means of communications. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to directors, officers and employees of Apple Nine in connection with this solicitation. Apple Nine has retained David Lerner Associates, Inc. to solicit, and for advice and assistance in connection with the solicitation of, proxies for the special meeting at a cost of $475,000, including out-of-pocket expenses. No portion of the amount that Apple Nine has agreed to pay to David Lerner Associates, Inc. is contingent upon the closing of the mergers. Apple Nine has agreed to indemnify David Lerner Associates, Inc. against any loss, damage, expense, liability or claim arising out of such services, other than out of pocket expenses incurred in the ordinary course or resulting from David Lerner Associates, Inc.’s negligence, misconduct or failure to comply with applicable requirements of laws, rules or regulations.  David Lerner Associates, Inc. has agreed to indemnify Apple Nine against any loss, damage, expense, liability or claim arising out of David Lerner Associates, Inc.’s negligence, misconduct, or any failure to comply with applicable laws, rules or regulations. Any questions or requests for assistance regarding this joint proxy statement/prospectus and related proxy materials may be directed to Apple Nine by telephone at (804) 344-8121, Attention: Investor Relations.

Quorum; Abstentions and Broker Non-Votes

The holders of a majority of the outstanding Apple Nine common shares and Series A preferred shares, in each case entitled to vote at the Apple Nine special meeting and present in person or represented by proxy, will constitute a quorum at the special meeting for each such class of shares. Shares that abstain from voting and broker non-votes will be treated as shares that are present and entitled to vote at the Apple Nine special meeting for purposes of determining whether a quorum exists. Because approval of the Apple Nine Merger Proposal, the First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal and the Apple Nine Bylaws Amendment Proposals requires the affirmative vote of a specified amount of the outstanding Apple Nine common shares and Series A preferred shares, abstentions and broker non-votes will have the same effect as votes against approval of the Apple Nine Merger Proposal, the First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal and the Apple Nine Bylaws Amendment Proposals. Abstentions and broker non-votes will, however, have no effect on the outcome of the vote on the Apple Nine Adjournment Proposal. In addition, the failure of a holder of Apple Nine common shares or Series A preferred shares to vote will have the effect of a vote against the Apple Nine Merger Proposal, the First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal and the Apple Nine Bylaws Amendment Proposals, but will have no effect on the outcome of the vote on the Apple Nine Adjournment Proposal.

The actions proposed in this joint proxy statement/prospectus are not matters that can be voted on by bankers, brokers or other custodians holding Apple Nine shares for beneficial owners without the beneficial owners’ specific instructions. If you hold your Apple Nine shares in “street name” through a bank, broker or other custodian and do not instruct your bank, broker or other custodian on how to vote your shares, they will not be able to vote your shares. Accordingly, if a bank, broker or other custodian holds your Apple Nine common shares or Series A preferred shares you are urged to instruct your bank, broker or other custodian on how to vote your shares.

Required Vote

The approval of the Apple Nine Merger Proposal, the First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal and the Apple Nine Bylaws Amendment Proposals will require the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Nine common shares that are not owned by or voted under the control of any of Apple Nine’s directors; and

•	a majority of the outstanding Apple Nine Series A preferred shares that are not owned by or voted under the control of any of Apple Nine’s directors.

In addition, the First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal and the Apple Nine Bylaws Amendment Proposals will require the affirmative vote of holders of a majority of the outstanding Apple Nine common shares.

The approval of the Apple Nine Adjournment Proposal will require that the number of votes cast for this proposal exceeds the number of votes cast against this proposal from holders of the Apple Nine common shares represented in person or by proxy and entitled to vote at the Apple Nine special meeting. Holders of Apple Nine Series A preferred shares and Series B convertible preferred shares are not entitled to vote those shares on the Apple Nine Adjournment Proposal. Holders of Apple Nine Series B convertible preferred shares are also not entitled to vote those shares on the Apple Nine Merger Proposal, the First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal or the Apple Nine Bylaws Amendment Proposals. Less than a quorum may adjourn the meeting.

Regardless of the number of Apple Nine shares you own, your vote is important. Please complete, sign, date and promptly return the enclosed proxy card today.

Voting Agreement and Apple Nine Series B Convertible Preferred Shares

Glade M. Knight, chairman and chief executive officer of Apple Nine, has entered into a voting agreement with the Apple REITs. Pursuant to the terms of the voting agreement, Mr. Knight has agreed to vote all of his Apple Nine common shares and Series A preferred shares and any additional shares of Apple Nine’s capital stock acquired by Mr. Knight after August 7, 2013 in favor of the Apple Nine Merger Proposal, the First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal and the Apple Nine Bylaws Amendment Proposals. The

voting agreement also requires Mr. Knight to vote all of his Apple Nine common shares and any additional shares of Apple Nine’s common stock acquired by Mr. Knight after August 7, 2013 in favor of the Apple Nine Adjournment Proposal. Mr. Knight owns 9,222 of the issued and outstanding common shares of Apple Nine and 9,222 of the issued and outstanding Series A preferred shares of Apple Nine. Mr. Knight also owns of record all 480,000 of the issued and outstanding Series B convertible preferred shares of Apple Nine.

The voting agreement also requires Mr. Knight: (i) to vote all his Apple Nine common shares and Series A preferred shares against any alternative acquisition proposal and any other action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the mergers or any of the other transactions contemplated by the Merger Agreement, (ii) to convert each Apple Nine Series B preferred share held by Mr. Knight into 24.17104 Apple Nine common shares immediately before the effective time of the mergers, (iii) to waive, and prevent the execution of, any dissenters’ rights relating to the mergers that Mr. Knight may have directly or indirectly and (iv) to not sell or transfer any Apple REIT securities beneficially owned by Mr. Knight or grant any proxies or transfer any voting rights with respect to such securities that would impact the ability to comply with the voting agreement prior to the consummation of the mergers or termination of the Merger Agreement. For more information on the voting agreement with Mr. Knight, see “Voting Agreement between the Apple REITs and Glade M. Knight” on page 130.

THE MERGERS
(PROPOSAL 1)
(APPLICABLE FOR THE APPLE SEVEN, APPLE EIGHT AND APPLE NINE SPECIAL MEETINGS)

The following is a summary of the material terms of the mergers. This summary does not purport to be complete and may not contain all of the information about the mergers that is important to you. The summary of the material terms of the mergers below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the Merger Agreement, the Apple Seven plan of merger and the Apple Eight plan of merger, copies of which are attached to this joint proxy statement/prospectus as Annex A, Annex B and Annex C, respectively, and are incorporated by reference into this joint proxy statement/prospectus. You are urged to read this joint proxy statement/prospectus, including the Merger Agreement and the related plans of merger, carefully and in their entirety for a more complete understanding of the mergers.

General

The Mergers

In the mergers, Apple Seven will merge with and into Seven Acquisition Sub and Apple Eight will merge with and into Eight Acquisition Sub, with Seven Acquisition Sub and Eight Acquisition Sub surviving the mergers as wholly owned subsidiaries of Apple Nine. Upon completion of the mergers, the directors and officers of each of the Acquisition Subs will be the initial directors and officers of the applicable surviving corporation.  Immediately following the effective time of the mergers, the number of directors of Apple Nine will be increased to seven and Glenn W. Bunting and Kent W. Colton will be elected to serve as additional directors of Apple Nine.

Merger Consideration

Pursuant to the terms of the Merger Agreement, at the effective time of the mergers:

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each issued and outstanding Apple Seven unit (other than shares with respect to which holders have properly exercised, perfected and not subsequently withdrawn or lost their appraisal rights in accordance with Article 15 of the VSCA) will be converted into the right to receive one (the “Apple Seven unit exchange ratio”) Apple Nine common share, and each issued and outstanding Series B convertible preferred share of Apple Seven will be converted into the right to receive a number of Apple Nine common shares equal to 24.17104 multiplied by the Apple Seven unit exchange ratio; and

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each issued and outstanding Apple Eight unit (other than shares with respect to which holders have properly exercised, perfected and not subsequently withdrawn or lost their appraisal rights in accordance with Article 15 of the VSCA) will be converted into the right to receive 0.85 (the “Apple Eight unit exchange ratio”) Apple Nine common shares, and each issued and outstanding Series B convertible preferred share of Apple Eight will be converted into the right to receive a number of Apple Nine common shares equal to 24.17104 multiplied by the Apple Eight unit exchange ratio.

Fractional Apple Nine common shares, rounded to three decimal places, will be issued with respect to each of the Apple Seven merger and the Apple Eight merger to the extent necessary.

Each issued and outstanding Apple Seven unit and Apple Eight unit (including any fractional units) that is owned by any of the Apple REITs, the Acquisition Subs or any of their respective subsidiaries will no longer be outstanding and will automatically be canceled and will cease to exist, and no consideration will be delivered in exchange therefor.

Treatment of Options

Each Apple Seven and Apple Eight option that is outstanding immediately prior to the effective time of the mergers will be converted into an option to acquire Apple Nine common shares.  For each outstanding Apple Seven option, such option will be converted into an option to acquire Apple Nine common shares equal to the product of (i) the number of Apple Seven units subject to such option multiplied by (ii) the Apple Seven unit exchange ratio, rounded down to the nearest whole share.  For each outstanding Apple Eight option, such option will be converted into an option to acquire Apple Nine common shares equal to the product of (i) the number of Apple Eight units subject to such option multiplied by (ii) the Apple Eight unit exchange ratio rounded down to the nearest whole share.

The terms and conditions of each option to acquire Apple Nine common shares will otherwise generally remain the same as the terms and conditions of the original Apple Seven and Apple Eight options, except that the exercise price per share of such option will be equal to the quotient of (i) the exercise price per share of such original option divided by (ii) the Apple Seven unit exchange ratio or Apple Eight unit exchange ratio, as the case may be, rounded up to the nearest whole cent.

Background of the Mergers

Apple Seven was incorporated in May 2005 and conducted its initial public offering beginning in March 2006, with the initial closing occurring in March 2006.  Apple Eight was incorporated in January 2007 and conducted its initial public offering beginning in July 2007 with the initial closing occurring in July 2007.  Apple Nine was incorporated in November 2007, and conducted its initial public offering beginning in April 2008, with the initial closing occurring in May 2008.  In connection with its initial public offering and due in part to the fact that its shares would not be actively traded on an exchange, each of the Apple REITs indicated that within approximately seven years from the initial closing of its public offering, it intended to seek a liquidity event by causing its common shares to be listed on a national securities exchange, disposing of all of its properties in a manner which would permit distributions to the shareholders of cash, or merging or otherwise combining with a real estate investment trust or similar investment vehicle.  The board of directors of each of the Apple REITs, together with its senior management, periodically and in the ordinary course has considered and reviewed its strategic plan, which is focused on maximizing shareholder value.  Each of the Apple REITs has sought to execute its strategic plan by investing in and operating a diversified hotel portfolio.  Apple Seven, Apple Eight and Apple Nine, as well as Apple Ten and Apple REIT Six Inc. (“Apple Six”), are a series of real estate investment trusts sponsored and organized by Glade M. Knight to acquire and own hotels and other property throughout the United States.

On August 19, 2011, each of the Apple REITs announced that its board of directors had authorized the evaluation of a potential consolidation transaction in which the Apple REITs and Apple Six would be combined, which consolidation transaction could also include a listing of the stock of the combined enterprise for trading on a national exchange at the time of the combination or at a future date.  On November 21, 2011, each of the Apple REITs and Apple Six announced that its respective board of directors had designated a committee consisting of all of its non-management directors to continue the previously announced evaluation of a potential consolidation transaction.  On May 14, 2012, each of the Apple REITs and Apple Six announced that the special committee of its board had recommended to their respective full boards not to move forward with a potential consolidation transaction at that time.  The board of each of the Apple REITs and Apple Six accepted the recommendation of their respective special committees and determined not to move forward with the potential consolidation transaction at that time.  Each of the Apple REITs and Apple Six announced that each would continue to evaluate any future potential liquidity events as appropriate for that company.  In November 2012, Apple Six entered into a merger agreement to be acquired by an affiliate of Blackstone Real Estate Partners VII which acquisition closed in May 2013.

Following the execution of the merger agreement for Apple Six, management for the Apple REITs focused on potential strategic alternatives to recommend for consideration by the boards of the Apple REITs as the seventh anniversary of the initial closing for Apple Seven was March 2013 and the seventh anniversary of the initial closings for Apple Eight and Apple Nine will be July 2014 and May 2015, respectively, and in view of the level of shareholder interest in liquidity indicated by requests for redemption under the unit redemption program of each of the Apple REITs.  Prior to 2011, Apple Seven and Apple Eight had each redeemed 100% of redemption requests, and prior to July 2011, Apple Nine had redeemed 100% of redemption requests. Since those time periods the total redemption requests have exceeded the authorized amount of redemptions and the board of directors of each of the Apple REITs began to limit the amount of redemptions as it deemed prudent.  By the second quarter of fiscal 2013, Apple Seven, Apple Eight and Apple Nine were redeeming units on a pro rata basis with approximately 4%, 3% and 8%, respectively, of the amounts requested redeemed in the second quarter of 2013, leaving approximately 13.4 million, 20.3 million and 12.1 million units, respectively, requested but not redeemed as of the last scheduled redemption date in the second quarter of 2013 (April 2013). Each of the Apple REITs suspended its unit redemption program in the second quarter of 2013. Due to the suspension of the redemption programs, David Lerner and Associates, as administrator of the redemption programs, has not continued to tabulate redemption requests so the Apple REITs are not aware of the number of units that shareholders may wish to redeem if the redemption programs were reinstated.

Following the completion of the Apple Six merger transaction in May 2013, management for the Apple REITs concluded to recommend to the board of each of the Apple REITs that it evaluate a potential consolidation of the Apple REITs in order, among other things, to better position the Apple REITs for a liquidity event.

On June 10, 2013, the board of directors of each of the Apple REITs met together with management and representatives of McGuireWoods LLP, corporate legal counsel for each of the Apple REITs (“McGuireWoods”).  Management made a preliminary presentation with respect to a potential consolidation of the Apple REITs.  McGuireWoods reviewed considerations under Virginia law relevant to an evaluation of a potential consolidation transaction and establishment of a special committee structure in view of the overlap of the directors of the Apple REITs.  Glade M. Knight serves as chairman of the boards of each of the Apple REITs.  Two of the non-management directors of Apple Seven also serve on the Apple Eight board and the remaining two non-management directors of Apple Seven and Apple Eight also serve on the board of Apple Nine.  At the June 10, 2013 meeting, the board of each of the Apple REITs (i) determined to move forward with consideration of a potential consolidation transaction, (ii) authorized the non-management directors of that Apple REIT to engage separate legal counsel to advise the non-management directors in connection with establishing a special committee structure and considering the evaluation process, and (iii) scheduled a subsequent board meeting to be held June 19, 2013 for management to present a proposal for a potential combination.  Subsequently, the non-management directors of Apple Seven consulted with Foley & Lardner LLP (“Foley & Lardner”), the non-management directors of Apple Eight consulted with Kaufman & Canoles, P.C. (“Kaufman & Canoles”), and the non-management directors of Apple Nine consulted with Hogan Lovells US LLP (“Hogan Lovells”).

On June 19, 2013, the board of each of the Apple REITs met at the offices of the Apple REITs. McGuireWoods, Foley & Lardner, Kaufman & Canoles and Hogan Lovells, as well as potential financial advisors, participated in the meeting along with management of the Apple REITs.  Management reviewed the strategic rationale for combining the Apple REITs, including the enhanced scale, geographic diversity and brand diversity of the combined company, noting that the combined company would be better positioned than the Apple REITs on a stand-alone basis to (i) pursue enhanced liquidity options such as listing the combined company’s shares on a national exchange, a sale of the company or merger with a third party, and (ii) access financing on more attractive terms.  Management presented its proposal for a consolidation of the Apple REITs in which Apple Nine would acquire Apple Seven and Apple Eight in two mergers pursuant to which (i) Apple Seven unit holders would receive one Apple Nine common share for each Apple Seven unit and Apple Eight unit holders would receive 0.85 Apple Nine common shares for each Apple Seven unit held, (ii) the Series B preferred shares of Apple Seven and Apple Eight, in accordance with the conversion formula set forth in the respective articles of incorporation of Apple Seven and Apple Eight, would be converted into the right to receive Apple Nine common shares equal to 24.17104 multiplied by one or 0.85 as the case may be, and (iii) each Apple Seven and Apple Eight option would be converted into an option to acquire Apple Nine common shares. Management formulated the proposed exchange ratios by undertaking a discounted cash flow analysis and capitalization rate analysis of each of the Apple REITs to establish relative valuations and proposed the exchange ratios for the mergers to reflect the approximate mid-point of these valuation ranges.  These analyses were based on management’s forecasts prepared for internal planning purposes discussed under “Projected Financial Information of Apple Seven, Apple Eight, Apple Nine and the Combined Company” beginning on page 105.

Management also proposed that the combined company become self-managed by terminating the advisory arrangements for each of the Apple REITs, acquiring Apple Fund Management from Apple Nine Advisors and entering into a subcontract agreement to provide advisory services to Apple Ten in exchange for an assignment of the advisory fees payable by Apple Ten. In accordance with the conversion formula set forth in the Apple Nine Articles, Apple Nine Series B preferred shares would be converted into the right to receive 24.17104 Apple Nine common shares in connection with the combined company becoming self-advised and all Apple Nine Series A preferred shares would terminate. Management’s proposal also included (i) amendments to the Apple Nine charter and bylaws in order to increase the authorized Apple Nine common shares to reflect the self-managed structure post merger, and to include REIT ownership restrictions and bylaw amendment provisions more typical for publicly traded REITs in order to position the combined company for a potential listing and (ii) an agreement for Glade M. Knight to vote his Series B convertible preferred shares and units of each of the Apple REITs in favor of the proposed transaction.  As a result of the combined company becoming self-advised, Glade M. Knight and other executive officers will receive Apple Nine common shares on conversion of Series B preferred shares of each of the Apple REITs.  Also as a result of the combined company becoming self-advised, the advisory companies, wholly-owned by Glade M. Knight, will no longer receive advisory fees from the combined company.

In view of the overlap of directors of the Apple REITs, the boards of the Apple REITs determined to establish special committees, consisting of two different non-management directors for each committee, to move forward with an evaluation of the proposed transaction. In addition, the boards discussed that, in connection with approving a consolidation transaction, each board would approve the transaction without a recommendation with respect to shareholder approval, and that approval would be conditioned upon receiving the affirmative vote of a majority of the outstanding shares of each Apple REIT not owned or voted under control of the directors of that Apple REIT.   Each special committee was delegated the exclusive power and authority to, among other things, (i) evaluate and negotiate (to the extent it determined appropriate) the terms and conditions of the proposed transaction, (ii) make a recommendation to the full board which could include a recommendation to reject the proposal and (iii) solicit expressions of interest or other proposals to the extent the special committee deemed appropriate.  Each special committee was authorized to retain its own legal and financial advisors. The special committees established consisted of  Kent W. Colton and James C. Barden, Jr. for Apple Seven, Glenn W. Bunting, Jr. and Robert M. Wily for Apple Eight, and Bruce H. Matson and Michael S. Waters for Apple Nine. The board of each of the Apple REITs has previously determined that each of its non-management directors are “independent” within the meaning of the rules of the New York Stock Exchange (which each of the Apple REITs, although not listed on a national exchange, has adopted for purposes of determining such independence). The boards of the Apple REITs did not make any new independence determinations in connection with the proposed mergers; however, in view of the overlap among the directors of the Apple REITs, each of the boards of the Apple REITs in approving the proposed mergers determined it should make no recommendation to its shareholders. Other than serving on the boards of other Apple REITs (and Apple Ten in the case of Mr. Colton), the members of the special committees do not have relationships with the other board members of the Apple REITs.

The Apple Seven special committee held an initial meeting with representatives of Foley & Lardner and BofA Merrill Lynch on June 19, 2013 before the board meetings. At this meeting, the Apple Seven special committee interviewed and retained BofA Merrill Lynch to serve as its financial advisor and interviewed and retained Foley & Lardner as its legal advisor.

Following the June 19, 2013 board meetings of the Apple REITs, the Apple Seven special committee, the Apple Eight special committee and the Apple Nine special committee each met separately at the offices of the Apple REITs.  The Apple Seven special committee met with representatives of Foley & Lardner and BofA Merrill Lynch to discuss the terms of the proposed transaction.  The Apple Seven special committee also discussed the anticipated negotiation process and due diligence to be conducted in connection with the Apple Seven special committee’s evaluation of the proposed transaction as well as for other potential transaction alternatives.  The Apple Seven special committee discussed the Apple REITs prior consideration of a consolidation transaction and the subsequent merger of Apple Six with an affiliate of Blackstone Real Estate Partners VII.  Representatives from Foley & Lardner made a presentation to the Apple Seven special committee regarding their fiduciary duties in the context of its consideration of the proposed transaction.

At its initial meeting on June 19, 2013, the Apple Eight special committee discussed the proposed transaction, the obligations of the Apple Eight special committee, the process to be followed in evaluating the proposed transaction, and engagement of legal and financial advisors. The Apple Eight special committee approved the engagement of KBCM as financial advisor to the Apple Eight special committee and the engagement of Kaufman & Canoles as legal counsel to the Apple Eight special committee.

At its initial meeting on June 19, 2013, the Apple Nine special committee met with representatives of Hogan Lovells present to discuss its obligations, the process to be followed in evaluating the proposed transaction, and the engagement of legal and financial advisors for the special committee.  The Apple Nine special committee approved the engagement of Hogan Lovells as legal counsel to the Apple Nine special committee.

Following the June 19, 2013 board meetings of the Apple REITs, McGuireWoods distributed a draft merger agreement to the counsel for each of the special committees, and the legal and financial advisors to each of the special committees commenced their legal and financial due diligence activities and undertook their review of the proposed transaction documentation as it became available.  The draft merger agreement was based on the form of merger agreement that had been negotiated in 2012 by the Apple REITs in connection with the consideration of the prior proposed consolidation transaction, and which form was familiar to members of the special committees of each of the Apple REITs.  Subsequently, McGuireWoods distributed drafts of the exhibits to the draft merger agreement, the disclosure schedules, the conversion agreements and the Apple Nine Bylaws Amendment.  Counsel for each of the special committees provided comments on the draft merger agreement beginning on June 27, 2013.  During the period from June 28, 2013 until August 6, 2013, McGuireWoods, Foley & Lardner, Kaufman & Canoles and Hogan Lovells exchanged drafts and comments on the draft merger agreement and other related transaction documents and negotiated their terms.  These negotiations covered various aspects of the transaction including, among other things, the no solicitation provisions and standard for a special committee to consider competing transactions; the conditions to complete the mergers; the structure and amount of the termination fee provisions; the termination provisions and provisions for each special committee, rather than the board, to terminate the Merger Agreement in connection with an adverse recommendation change by that special committee or to enter into an agreement with respect to a superior competing transaction for that Apple REIT; and the terms of the transfer of Apple Fund Management to Apple Nine.

On June 24, 2013, the Apple Seven special committee held a telephonic meeting with representatives of Foley &

Lardner and BofA Merrill Lynch present.  At the meeting, the Foley & Lardner representatives updated the Apple Seven special committee on the status of the draft merger agreement and its legal due diligence review.  The BofA Merrill Lynch representatives updated the Apple Seven special committee on the status of its due diligence and valuation analysis. The Apple Seven special committee discussed with its advisors the terms of recent mergers of other hotel REITs.  The Apple Seven special committee considered whether third party appraisals of the properties owned by Apple Seven, Apple Eight and Apple Nine were necessary in connection with its consideration of the transaction.  Following discussions with its legal and financial advisors, the Apple Seven special committee concluded that it was not necessary to obtain third party appraisals in order to evaluate the exchange ratios and the transaction.  In reaching this conclusion, the Apple Seven special committee considered, among other things, (i) that each company owns a portfolio of geographically diversified properties comprised primarily of upscale, extended-stay and select-service hotels; (ii) that the mergers were structured as share exchanges, which required an evaluation of exchange ratios on a comparative basis; and (iii) the particular valuation methodologies to be employed by BofA Merrill Lynch, which the Apple Seven special committee believed would provide an appropriate basis for a comparative evaluation of the relative exchange ratios without necessitating third party appraisals of the properties owned by the three companies.

After having interviewed candidates to serve as its financial advisor, and after having discussed with Citigroup on June 25, 2013 the valuation methodologies Citigroup would employ to evaluate the fairness of the proposed transaction, on June 26, 2013, the Apple Nine special committee selected Citigroup as its financial advisor.  The Apple Nine special committee considered whether third party appraisals of the properties owned by Apple Seven, Apple Eight and Apple Nine were necessary in connection with its consideration of the transaction.  Following discussions with its legal and financial advisors, the Apple Nine special committee concluded that it was not necessary to obtain third party appraisals in order to evaluate the exchange ratios and the transaction. In reaching this conclusion, the Apple Nine special committee considered, among other things, (i) that each company owns a portfolio of geographically diversified properties comprised primarily of upscale, extended-stay and select-service hotels; (ii) that the mergers were structured as share exchanges, which required an evaluation of exchange ratios on a comparative basis; and (iii) the particular valuation methodologies to be employed by Citigroup, which the Apple Nine special committee believed would provide an appropriate basis for a comparative evaluation of the relative exchange ratios without necessitating third party appraisals of the properties owned by the three companies.

On June 27, 2013, each of the Apple REITs announced (i) that its board had authorized the evaluation of a potential consolidation transaction in which the Apple REITs would be combined, (ii) that its board had designated a special committee of two non-management directors to evaluate the potential consolidation transaction and (iii) the name of the financial advisor engaged by the special committee to assist it in its evaluation process.  Each of the Apple REITs also announced the suspension of its dividend reinvestment and unit redemption programs in view of the evaluation of the potential consolidation transaction.

Also on June 27, 2013, the Apple Eight special committee held the first of six weekly meetings by telephone conference, each of which included representatives of Kaufman & Canoles and KBCM, to discuss issues related to the proposed transaction, the related transaction documentation, due diligence matters and KBCM’s progress in its financial analysis.  During the June 27 meeting, representatives of KBCM advised the Apple Eight special committee of their progress in their financial analysis of Apple Seven, Apple Eight and Apple Nine, and discussed the proposed transaction.  Representatives of Kaufman & Canoles discussed the draft merger agreement, differences between the current draft and the draft merger agreement prepared in connection with the transaction proposed in 2012, issues to be raised in discussions among McGuireWoods, Hogan Lovells, Foley & Lardner and Kaufman & Canoles including the no solicitation provisions, standards for considering competing transactions and termination provisions, and the fiduciary duties of the Apple Eight special committee under Virginia corporate law in the context of its consideration of the proposed transaction. The Apple Eight special committee also considered whether third party appraisals of the properties owned by Apple Seven, Apple Eight and Apple Nine were necessary in connection with its consideration of the transaction.  Following discussions with its legal and financial advisors, the Apple Eight special committee concluded that it was not necessary to obtain third party appraisals in order to evaluate the exchange ratios and the transaction.  In reaching this conclusion, the Apple Eight special committee considered, among other things, (i) that each company owns a portfolio of geographically diversified properties comprised primarily of upscale, extended-stay and select-service hotels; (ii) that the mergers were structured as share exchanges, which required an evaluation of exchange ratios on a comparative basis; and (iii) the particular valuation methodologies to be employed by KBCM, which the Apple Eight special committee believed would provide an appropriate basis for a comparative evaluation of the relative exchange ratios without necessitating third party appraisals of the properties owned by the three companies.

On July 1, 2013, the Apple Seven special committee held a telephonic meeting with representatives of Foley & Lardner and BofA Merrill Lynch present.  At the meeting, the BofA Merrill Lynch representatives outlined the various valuation methodologies BofA Merrill Lynch would employ to evaluate the fairness of the proposed Apple Seven merger and updated the Apple Seven special committee on the status of its financial analysis.  The Foley & Lardner representatives updated the Apple Seven special committee on the status of the merger agreement negotiations and its legal due diligence review.

During the following three weeks, the Apple Seven special committee held multiple telephonic meetings with representatives from Foley & Lardner and BofA Merrill Lynch present.  During these meetings the Apple Seven special committee continued to receive updates from BofA Merrill Lynch on the status of BofA Merrill Lynch’s fairness analysis of the proposed Apple Seven merger and from Foley & Lardner with respect to its due diligence review and the status of negotiations with respect to the draft merger agreement.

On July 3 and July 11, 2013, the Apple Eight special committee held telephonic meetings with Kaufman & Canoles and KBCM to discuss the status of the draft merger agreement and related transaction documents, the status of the financial analysis and the financial and legal due diligence reviews and issues to be considered in evaluating the proposed merger transaction.

On July 18, 2013, the Apple Eight special committee held a telephonic meeting with Kaufman & Canoles and KBCM. During this meeting, representatives of KBCM discussed the status of their financial analysis. The Apple Eight special committee also discussed with KBCM the positioning of Apple Eight in the market generally and possible strategic alternatives available to Apple Eight other than the proposed transaction.  At the July 18, 2013 meeting, the Apple Eight committee also discussed and determined it would move forward with consideration of the proposed transaction without soliciting expressions of interest or other proposals, in view of, among other things, the fact that no third party had contacted Apple Eight indicating interest in an alternative transaction after the announcement that Apple Eight was considering a potential consolidation transaction and the engagement of KBCM as financial advisor to the Apple Eight special committee, the potential strategic opportunities and benefits of the combined company after the mergers, and the provisions of the draft merger agreement that would permit another party to approach Apple Eight with a superior proposal after execution of the agreement.

On July 23, 2013, the Apple Nine special committee held a telephonic meeting with representatives of Citigroup and Hogan Lovells present.  During this meeting, representatives of Hogan Lovells discussed with the Apple Nine special committee the structure and terms of the proposed transaction and reviewed the differences between the draft merger agreement and related agreements circulated for purposes of the mergers as compared to the draft merger agreement and other related agreements prepared in 2012.  The Apple Nine special committee discussed with its legal and financial advisors the purpose of the transactions contemplated by the draft merger agreement and the related agreements and the outstanding issues regarding the transaction and transaction documentation.  Representatives from Citigroup also updated the Apple Nine special committee with respect to financial matters and the status of Citigroup’s financial analysis.  In addition, representatives of Hogan Lovells discussed with the members of the Apple Nine special committee the standard of conduct for directors of Virginia corporations in the context of its consideration of the proposed transaction.  At the July 23, 2013 meeting, the Apple Nine special committee also discussed and determined it would move forward with consideration of the proposed consolidation transaction without soliciting other proposals, in view of, among other things, the fact that no third party had contacted Apple Nine indicating interest in an alternative transaction after the announcement that Apple Nine was considering a potential consolidation transaction and the engagement of Citigroup as financial advisor to the Apple Nine special committee, the potential strategic opportunities and benefits of the combined company after the mergers, and the provisions of the draft merger agreement that would permit another party to approach Apple Nine with a superior proposal after execution of the agreement.

On July 25, 2013, the non-management directors of each of the Apple REIT boards held separate telephonic meetings.  The non-management directors of the Apple Nine board met with representatives of Hogan Lovells present, during which meeting the Apple Nine special committee provided the other non-management directors with a general update on the Apple Nine special committee’s process to date and status of the negotiation of the draft merger agreement.  The non-management directors of the Apple Eight board met with representatives of Kaufman & Canoles present, during which meeting the Apple Eight special committee provided the other non-management directors with a general update on the Apple Eight special committee’s process to date and status of the negotiation of the draft merger agreement.  The non-management directors of the Apple Seven board met with representatives of Foley & Lardner present, during which meeting the Apple Seven special committee provided the other non-management directors with a general update on the Apple Seven special committee’s process to date and status of the negotiation of the draft merger agreement. The updates regarding the status of negotiation of the draft merger agreement included a report regarding the provisions in the merger agreement that would permit any party to consider a competing transaction proposed by a third party after execution of the merger agreement, and terminate the merger agreement to enter into a superior competing transaction or if the special committee of any party makes an adverse recommendation change, the structure and amount of the termination fee and expense reimbursement provisions, and the legal opinions to be delivered in connection with the transaction.

The Apple Eight special committee held further telephonic meetings with Kaufman & Canoles and KBCM on July 25 and August 1.  During those meetings, Kaufman & Canoles advised the Apple Eight special committee of the status and progress of discussions with respect to the draft merger agreement and related documents, and reviewed the fiduciary duties of the Apple Eight special committee and KBCM advised the Apple Eight special committee of its progress towards concluding its financial analysis and the evaluation of the fairness of the proposed exchange ratios.  During the meeting on August 1, Kaufman & Canoles provided summaries of the current draft merger agreement and the legal due diligence undertaken to date and reviewed the evaluation process undertaken by the Apple Eight special committee.  Following this discussion, the Apple Eight special committee determined that, if KBCM's financial analysis regarding the proposed Apple Eight unit exchange ratio resulted in an opinion from KBCM that the Apple Eight unit exchange ratio is fair, from a financial point of view, to the holders of Apple Eight units, then the Apple Eight special committee would recommend moving forward with the transaction based on the proposed Apple Eight unit exchange ratio.

On July 26, 2013, the Apple Nine special committee held a telephonic meeting with representatives of Citigroup and Hogan Lovells present.  During this meeting, representatives of Hogan Lovells provided an update on the status of diligence activities and an update on the structure and terms of the proposed transaction, including changes to the draft merger agreement and related agreements since the last meeting of the Apple Nine special committee.  The Apple Nine special committee discussed with its legal and financial advisors the changes to the transaction documentation and outstanding issues regarding the transaction and transaction documentation.  In addition, representatives of Citigroup updated the Apple Nine special committee with respect to financial matters and the status of Citigroup’s financial analysis.

On July 29, 2013, the Apple Seven special committee held a meeting at the offices of the Apple REITs with representatives of Foley & Lardner and representatives of BofA Merrill Lynch present.  BofA Merrill Lynch presented to the Apple Seven special committee its preliminary view of the proposed Apple Seven unit exchange ratio.  The Apple Seven special committee discussed with its advisors the proposed Apple Seven unit exchange ratio in comparison to valuation ranges of comparable public companies with regard to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and value per hotel room, EBITDA multiples associated with recent transactions, discounted cash flow and net asset value.  At the July 29, 2013 meeting, the Apple Seven special committee also discussed and determined that it would proceed with the consideration of the proposed transaction without soliciting expressions of interest or other proposals, in view of, among other things, the fact that no third party had contacted Apple Seven indicating interest in an alternative transaction after the announcement that Apple Seven was considering a potential consolidation transaction and the engagement of BofA Merrill Lynch as financial advisor to the Apple Seven special committee, the potential strategic opportunities and benefits of the combined company after the mergers, and the provisions of the draft merger agreement that would permit another party to approach Apple Seven with a superior proposal after execution of the agreement.  Following this discussion, the Apple Seven special committee determined that if BofA Merrill Lynch’s completed financial analysis regarding the Apple Seven unit exchange ratio resulted in an opinion from BofA Merrill Lynch that the Apple Seven unit exchange ratio was fair, from a financial point of view, to holders of Apple Seven units, then the Apple Seven special committee would recommend moving forward with the transaction based on the proposed Apple Seven unit exchange ratio.

On July 30, 2013, the Apple Nine special committee held a telephonic meeting with representatives of Citigroup and Hogan Lovells present.  During this meeting, representatives of Hogan Lovells provided an update on the status of diligence activities and the proposed transaction, including changes to the draft merger agreement and related agreements since the last meeting of the Apple Nine special committee, and reviewed with the Apple Nine special committee a summary of the proposed terms of the draft merger agreement and other transaction documentation.  During this discussion, representatives of Hogan Lovells also discussed with the Apple Nine special committee the standard of conduct for directors of a Virginia corporation in the context of its consideration of the proposed transaction.  Representatives of Citigroup also discussed with the Apple Nine special committee its preliminary view of the proposed exchange ratios in the mergers.  Following this discussion, the Apple Nine special committee determined that, if Citigroup's financial analysis regarding the proposed exchange ratios resulted in an opinion from Citigroup that the aggregate consideration to be paid pursuant to the mergers is fair, from a financial point of view, to Apple Nine, then the Apple Nine special committee would recommend moving forward with the transaction based on the proposed exchange ratios.

On August 2, 2013, the Apple Nine special committee held a telephonic meeting with representatives of Citigroup and Hogan Lovells present.  During this meeting, the Apple Nine special committee discussed with its legal and financial advisors developments regarding the proposed transaction and transaction documentation since the last meeting of the Apple Nine special committee.  Representatives of Citigroup also updated the Apple Nine special committee with respect to financial matters, including with respect to its preliminary view of the proposed exchange ratios in the mergers.

On August 5, 2013, the Apple Seven special committee held a telephonic meeting with representatives of Foley & Lardner and BofA Merrill Lynch present.  The Apple Seven special committee discussed the draft merger agreement and related agreements.

On August 6, 2013, the Apple Seven special committee, the Apple Eight special committee and the Apple Nine special committee each met separately at the offices of the Apple REITs to consider its recommendation with respect to the proposed consolidation transaction.

The Apple Seven special committee met on August 6, 2013, with representatives of Foley & Lardner and BofA Merrill Lynch present.  At the meeting, BofA Merrill Lynch reviewed with the Apple Seven special committee its financial analysis of the Apple Seven unit exchange ratio and related matters and delivered to the Apple Seven special committee its oral opinion, which was confirmed by delivery of a written opinion dated August 6, 2013, to the effect that, as of that date and based on and subject to various assumptions and limitations described in its opinion, the Apple Seven unit exchange ratio provided for in the Apple Seven merger was fair, from a financial point of view, to holders of Apple Seven units.  The full text of the written opinion of BofA Merrill Lynch, dated August 6, 2013, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by BofA Merrill Lynch in connection with its opinion, is attached to this joint proxy statement/prospectus as Annex J and is incorporated into this joint proxy statement/prospectus by reference herein in its entirety.  In addition, representatives of Foley & Lardner reviewed with the Apple Seven special committee the principal terms and conditions of the Merger Agreement and the fiduciary duties of directors related to the proposed transaction.  Following discussions by the Apple Seven special committee concerning, among other things, the matters described below under “— Apple Seven’s Reasons for the Mergers,” the Apple Seven special committee, by a unanimous vote of all members:  (i) determined, and recommended that the Apple Seven board determine, that the transactions contemplated by the Merger Agreement, including the mergers, and the related agreements were advisable and in the best interests of Apple Seven and its shareholders; (ii) recommended that the Apple Seven board approve the Merger Agreement, the related Apple Seven plan of merger, the related agreements and the transactions contemplated by the Merger Agreement and related agreements; and (iii) recommended that the Merger Agreement, the related Apple Seven plan of merger, and the transactions contemplated by the Merger Agreement, require approval of the holders of a majority of the issued and outstanding Apple Seven common shares and Apple Seven Series A preferred shares, each voting as a separate voting group, that are not owned by or voted under the control of any of Apple Seven’s directors.

In a presentation to the Apple Eight special committee on August 6, 2013, Kaufman & Canoles reviewed the terms of the Merger Agreement and related documents, presented its due diligence report and summarized the process undertaken by the Apple Eight special committee in considering the proposed transaction.  KBCM presented its financial analysis of the Apple Eight unit exchange ratio and delivered its oral opinion, subsequently confirmed in its written opinion, that, as of that date, based upon and subject to the assumptions, limitations and qualifications contained in its opinion, and other matters KBCM considered relevant, the Apple Eight unit exchange ratio in the Merger Agreement is fair, from a financial point of view, to the holders of the Apple Eight units.  The full text of the written opinion of KBCM, dated August 6, 2013, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by KBCM in connection with its opinion, is attached to this joint proxy statement/prospectus as Annex K and is incorporated into this joint proxy statement/prospectus by reference herein in its entirety.  Following discussions by the Apple Eight special committee concerning, among other things, the matters described below under “— Apple Eight’s Reasons for the Mergers,” the Apple Eight special committee, by a unanimous vote of all members:  (i) determined, and recommended that the Apple Eight board determine, that the transactions contemplated by the Merger Agreement, including the mergers, and the related agreements were advisable and in the best interests of Apple Eight and its shareholders; (ii) recommended that the Apple Eight board approve the Merger Agreement, the related Apple Eight plan of merger, the related agreements and the transactions contemplated by the Merger Agreement and related agreements; and (iii) recommended that the Merger Agreement, the related Apple Eight plan of merger, and the transactions contemplated by the Merger Agreement, require the approval of the holders of a majority of the issued and outstanding Apple Eight common shares and Apple Eight Series A preferred shares, each voting as a separate voting group, that are not owned by or voted under the control of any of Apple Eight’s directors.

The Apple Nine special committee met on August 6, 2013, with representatives of Citigroup and Hogan Lovells present.  During this meeting, a representative of Hogan Lovells provided an update on the status of the proposed transaction and reviewed with the Apple Nine special committee a summary of the proposed terms of the Merger Agreement and other transaction documents.  Representatives of Citigroup presented its financial analysis of the proposed consideration to be paid pursuant to the mergers and then delivered its oral opinion, which was subsequently confirmed in a written opinion dated August 6, 2013, that as of the date of the opinion and based on and subject to the various assumptions and limitations set forth in the written opinion, the aggregate consideration to be paid pursuant to the mergers is fair, from a financial point of view, to Apple Nine.  The full text of the written opinion of Citigroup, dated August 6, 2013, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Citigroup in connection with its opinion, is attached to this joint proxy statement/prospectus as Annex L and is incorporated into this joint proxy statement/prospectus by reference herein in its entirety.  Following discussions by the Apple Nine special committee concerning, among other things, the matters described below under “— Apple Nine’s Reasons for the Mergers,” the Apple Nine special committee, by a unanimous vote of all members:  (i) determined, and recommended that the Apple Nine board determine, that the transactions contemplated by the Merger Agreement, including the mergers, the related agreements and each of the Apple Nine Charter and Bylaws Amendments were advisable and in the best interests of Apple Nine and its shareholders; (ii) recommended that the Apple Nine board approve the Merger Agreement, the related agreements, each of the Apple Nine Charter and Bylaws Amendments and the transactions contemplated by the Merger Agreement and related agreements; and (iii) recommended that the Merger Agreement and the transactions contemplated thereby, as well as each of the Apple Nine Charter and Bylaws Amendments, each require the approval of the holders of a majority of the issued and outstanding Apple Nine common shares and Apple Nine Series A preferred shares, each voting as a separate voting group, that are not owned by or voted under the control of any of Apple Nine’s directors.

On August 6, 2013, following the meetings of the special committees, the Apple Seven board, the Apple Eight board and the Apple Nine board each met separately at the offices of the Apple REITs to consider the proposed consolidation transaction.

At the Apple Seven board meeting, McGuireWoods reviewed the directors’ fiduciary duties under Virginia law and the Virginia conflicts of interest statute.  The chairman of the Apple Seven special committee presented the report of the special committee, including its recommendation that the Apple Seven board approve the proposed transaction.  Representatives of BofA Merrill Lynch reviewed with the Apple Seven board its financial presentation that had been previously provided to the Apple Seven special committee.  McGuireWoods and Foley reviewed principal terms of the Merger Agreement and related transactions. Following discussions by the Apple Seven board concerning, among other things, the matters described below under — “Apple Seven’s Reasons for the Mergers” and including a discussion in executive session without Mr. Knight or management present, the Apple Seven board, based on the recommendation of the Apple Seven special committee, unanimously (i) determined that the transactions contemplated by the Merger Agreement, including the mergers, and the related agreements were advisable and in the best interest of Apple Seven and its shareholders, (ii) approved the Merger Agreement, the related Apple Seven plan of merger, the related agreements and the transactions contemplated by the Merger Agreement and the related agreements, and (iii) provided that the Merger Agreement, the related Apple Seven plan of merger and the transactions contemplated by the Merger Agreement require the approval of the holders of a majority of issued and outstanding Apple Seven common shares and Apple Seven Series A preferred shares, each voting as a separate voting group, that are not owned or voted under the control of any of Apple Seven’s directors.

At the Apple Eight meeting, McGuireWoods reviewed the directors’ fiduciary duties under Virginia law and the Virginia conflicts of interest statute.  The chairman of the Apple Eight special committee presented the report of the Apple Eight special committee, including its recommendation that the Apple Eight board approve the proposed transaction.  Representatives of KBCM reviewed with the Apple Eight board its financial presentation previously provided to the Apple Eight special committee.  McGuireWoods and Kaufman & Canoles reviewed principal terms of the Merger Agreement and the related transactions. Following discussions by the Apple Eight board concerning, among other things, the matters described below under — “Apple Eight’s Reasons for the Mergers” and including a discussion in executive session without Mr. Knight or management present, the Apple Eight board, based on the recommendation of the Apple Eight special committee, (i) unanimously determined that the transactions contemplated by the Merger Agreement and the related agreements were advisable and in the best interest of Apple Eight and its shareholders, (ii) approved the Merger Agreement, the related Apple Eight plan of merger, the related agreements and the transactions contemplated by the Merger Agreement and the related agreements, and (iii) provided that the Merger Agreement, the related Apple Eight plan of merger and the transactions contemplated by the Merger Agreement require the approval of the holders of a majority of issued and outstanding Apple Eight common shares and Apple Eight Series A preferred shares, each voting as a separate voting group, that are not owned or voted under the control of any of Apple Eight’s directors.

At the Apple Nine board meeting, McGuireWoods reviewed the directors’ fiduciary duties under Virginia law and the Virginia conflicts of interest statute.  The chairman of the Apple Nine special committee presented the report of the special committee, including its recommendation that the Apple Nine board approve the proposed transaction.  Representatives of Citigroup reviewed with the Apple Nine board its financial presentation previously provided to the Apple Nine special committee.  McGuireWoods and Hogan Lovells reviewed principal terms of the Merger Agreement, the Apple Nine Charter and Bylaws Amendments and related transactions. Following discussions by the Apple Nine board  concerning, among other things, the matters described below under — “Apple Nine’s Reasons for the Mergers” and including a discussion in executive session without Mr. Knight or management present, the Apple Nine board, based on the recommendation of the Apple Nine special committee, unanimously (i) determined that the transactions contemplated by the Merger Agreement, including the mergers, the related agreements, and each of the Apple Nine Charter and Bylaws Amendments were advisable and in the best interest of Apple Nine and its shareholders, (ii) approved the Merger Agreement, the related agreements, each of the Apple Nine  Charter and Bylaws Amendments and the transactions contemplated by the Merger Agreement and the related agreements and (iii) provided the Merger Agreement and the transactions contemplated thereby, as well as each of the Apple Nine Charter and Bylaws Amendments, each require the approval of the holders of a majority of issued and outstanding Apple Nine common shares and Apple Nine Series A preferred shares, each voting as a separate voting group, that are not owned or voted under the control of any of Apple Nine’s directors.

On August 7, 2013, each of the Apple REITs executed and delivered the Merger Agreement and related agreements to which it is a party.  On August 8, 2013, the Apple REITs issued a press release announcing the execution of the Merger Agreement.

On September 9, 2013, the parties amended the Merger Agreement, including the related plans of merger, to provide for Apple Seven and Apple Eight to merge into Seven Acquisition Sub and Eight Acquisition Sub, respectively, with the Acquisition Subs being the surviving corporations in the mergers and also entered into amendments to the voting agreement, termination agreement, subcontract agreement and transfer agreement to make conforming changes.

Under the terms of the Merger Agreement, each of the Apple REITs is required to obtain the consent from non-governmental third parties under such Apple REIT’s loan, management and franchise agreements listed in its respective disclosure letter delivered in connection with the Merger Agreement. For additional information, see “The Merger Agreement—Conditions to Complete the Mergers” beginning on page 126.

Apple Seven’s Reasons for the Mergers

In evaluating the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement, the Apple Seven board consulted with Apple Seven’s management and legal counsel, the Apple Seven special committee’s legal and financial advisors and considered the unanimous recommendation of the Apple Seven special committee.  In reaching their respective determinations, the Apple Seven board and Apple Seven special committee considered a number of factors, including the following material factors which the Apple Seven board and Apple Seven special committee viewed as supporting their respective decisions with respect to the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement:

•
the combined company is expected to provide a number of significant potential strategic opportunities and benefits which the Apple Seven board and Apple Seven special committee did not find practical to quantify, including the following:

•
the combined company, with enhanced geographic and brand diversity, will be one of the largest hospitality REITs in the U.S. with 191 hotels and 23,711 guest rooms in 33 states, which will allow Apple Seven shareholders to participate in a stronger combined company with a platform that offers an enhanced ability to take advantage of opportunistic growth opportunities that may arise in the future;

•
the combined company, as a result of increased size and scale, is expected to have access to a lower cost of capital than Apple Seven on a stand-alone basis, which financing could be used, among other things, to acquire additional properties, to fund share redemptions or special dividends, or provide greater financial flexibility to capture opportunities across business cycles;

•
as a result of its increased sized and scale, and that the combined company will be self-managed thereby eliminating the external advisory structure under which the Apple REITs presently operate, the combined company is expected to be better positioned to pursue enhanced avenues of liquidity for shareholders through the exploration of strategic alternatives such as:

•
a listing of the combined company’s shares for trading on a national securities exchange in which case, as a result of the increased shareholder base and increased equity capitalization of the combined company, the combined company is expected to be better positioned than Apple Seven on a stand-alone basis to have larger float and greater liquidity; or

•
a sale of the combined company or merger with a third party company in which case the combined company is expected to be better positioned than Apple Seven on a stand-alone basis to obtain premium pricing;

•
the opinion of BofA Merrill Lynch, dated August 6, 2013, to the Apple Seven special committee as to the fairness, from a financial point of view and as of such date, of the Apple Seven unit exchange ratio to the holders of Apple Seven units (other than the other Apple REITs and their respective affiliates), which opinion was subject to the qualifications, assumptions and limitations, and other matters BofA Merrill Lynch considered relevant, as more fully described in the section entitled “—Opinion of Apple Seven’s Financial Advisor” beginning on page 87;

•
the exchange ratios in the mergers are fixed and will not fluctuate as a result of changes in the value of Apple Seven, Apple Eight or Apple Nine, which provides certainty as to the respective pro forma percentage ownership of the combined company;

•
no fees are payable to the advisors in connection with the termination of the advisory arrangements for the Apple REITs under the Termination Agreement and the advisory fees from Apple Ten will be assigned to Apple Nine pursuant to the Subcontract Agreement, as more fully described in the sections entitled “Termination Agreement” beginning on page 133 and “Subcontract Agreement” beginning on page 133;

•
the combined company is expected to achieve cost savings of approximately $1 to $2 million annually through the elimination of duplicative costs and functions currently incurred across multiple companies by, among other things, consolidation of the public reporting process, consolidation of the legal and accounting process, combination of organizational structure, the general reduction in multiple administrative processes and an increase in overall scale providing improved purchasing power, which is expected to help drive higher margins;

•	the intent for the Apple Seven merger to qualify as a tax-free reorganization for U. S. federal income tax purposes;

•
the commitment on the part of each of the Apple REITs to complete the mergers as reflected in their respective obligations under the terms of the Merger Agreement, and the likelihood that the mergers will be completed on a timely basis and without the challenges frequently encountered integrating unrelated companies, based on, among other things, that the same individuals manage each of the Apple REITs;

•
the Merger Agreement is subject to approval of the Apple Seven shareholders, including approval of a majority of the outstanding Apple Seven common shares and Apple Seven Series A preferred shares (each voting as a separate voting group) not owned by or voted under the control of the directors of Apple Seven;

•
the availability of appraisal rights to holders of Apple Seven common shares who comply with all the required procedures under Virginia law, which allows such holders to seek appraisal of the fair value of their shares in accordance with Virginia law and the terms of the Merger Agreement;

•
the Merger Agreement provides Apple Seven with the ability, under specified circumstances, to consider a competing transaction if the Apple Seven special committee determines it is reasonably likely to lead to a superior competing transaction;

•
the Merger Agreement provides the Apple Seven special committee with the ability, under specified circumstances, to make an adverse recommendation change and to terminate the Merger Agreement following such adverse recommendation change and/or in order to enter into an agreement with respect to a superior competing transaction;

•
the provisions for the payment of a $1.7 million termination fee plus reimbursement of reasonable third party expenses to each of the other Apple REITs in connection with termination of the Merger Agreement by Apple Seven in specified circumstances, which payment was considered to be lower than a typical “break-up fee”, making it less likely for a third-party to be discouraged or deterred from proposing an alternative transaction, or for Apple Seven to be deterred from making an adverse recommendation change or accept a superior competing transaction, than would be the case if there were a higher “break-up fee”; and

•	the other terms of the Merger Agreement, including representations, warranties and covenants of the parties, as well as the conditions to their respective obligations under the Merger Agreement.

The Apple Seven special committee also considered whether to solicit proposals from third parties prior to entering into the merger agreement. After taking into account: the fact that no third party had contacted Apple Seven indicating interest in an alternative transaction after the announcement in June 2013 that Apple Seven was considering a potential consolidation transaction and had engaged BofA Merrill Lynch as financial advisor to the Apple Seven special committee; the potential strategic opportunities and benefits of the combined company after the mergers; the provisions of the draft merger agreement that would permit another party to approach Apple Seven with a superior proposal after execution of the agreement and permit Apple Seven to terminate the merger agreement to enter into a superior competing transaction; and the “break-up fee” structure in the merger agreement (which was considered to be lower than the typical “break-up fee”), the Apple Seven special committee determined to move forward with the transaction without soliciting other proposals.

The Apple Seven board and Apple Seven special committee also considered a variety of risks and other potentially negative factors in considering the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement, including the following material factors:

•
that, because the exchange ratios are fixed in the Merger Agreement and will not fluctuate as a result of changes in the value of Apple Seven, Apple Eight or Apple Nine, a decline in the value of Apple Nine and/or Apple Eight unmatched by a similar decline in the value of Apple Seven, or an increase in the value of Apple Seven without a similar increase in Apple Nine and/or Apple Eight, would reduce the relative value of the Apple Nine common shares received in the Apple Seven merger;

•
that Apple Seven, Apple Eight and Apple Nine are affiliated entities that are managed by the same management team, and that there are conflicts of interest inherent to the advisor’s role as an advisor to such entities where the management of each of the Apple REITs is not acting only on behalf of such company but also on behalf of the other Apple REITs as participants in the mergers;

•
the risk that the anticipated benefits of the mergers to the combined company, including cost savings of approximately $1 to $2 million annually through elimination of duplicative costs and functions, may not be realized;

•	the risk that a different strategic alternative could prove to be more beneficial to Apple Seven shareholders than the proposed mergers;

•
that, under the terms of the Merger Agreement, Apple Seven must pay to each of the other Apple REITs a $1.7 million termination fee and reimburse the other Apple REITs for reasonable third party expenses if the Merger Agreement is terminated under certain circumstances, which might discourage or deter other parties from proposing an alternative transaction that may be more advantageous to Apple Seven shareholders, or which may become payable in circumstances where no alternative transaction or superior competing transaction is available to Apple Seven;

•
the terms of the Merger Agreement place limitations on the ability of Apple Seven to initiate, solicit or knowingly encourage or facilitate any inquiries or the making of any proposal by or with a third party with respect to a competing transaction and to furnish information to, or enter into discussions with, a third party interested in pursuing an alternative strategic transaction;

•	the risk that, while the mergers are expected to be completed, there is no assurance that all of the conditions to the parties’ obligations to complete the mergers will be satisfied or waived;

•	the risk of diverting management focus and resources from operational matters and other strategic opportunities while working to implement the mergers;

•	the expenses to be incurred in connection with the mergers;

•	the fact that the Merger Agreement requires Apple Seven to continue the suspension of its regular dividend reinvestment plan and unit redemption program;

•	the existence of appraisal rights for holders of Apple Eight common shares and Apple Nine common shares;

•
the condition, unless waived, to each of the Apple REITs’ obligations to complete the mergers that limits appraisal rights to the number of Apple Nine common shares that would be issuable with respect to dissenting shares to no more than 5% of the Apple Nine common shares to be issued and outstanding after the effective time of the mergers assuming there were no dissenting shares;

•
some of Apple Seven’s directors and executive officers have interests with respect to the mergers that are different from, and in addition to, those of Apple Seven shareholders generally, including the interests of Glade M. Knight in connection with the termination of the advisory arrangements with the Apple REITs, the conversion of the Series B preferred shares of each of the Apple REITs and the transfer of Apple Fund Management to Apple Nine pursuant to the Transfer Agreement, as more fully described in the sections entitled “—Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107 and “Transfer Agreement” beginning in page 134; and

•	the types and nature of the risks described under the section entitled “Risk Factors” beginning on page 46.

The foregoing discussion of the factors considered by the Apple Seven board and Apple Seven special committee is not intended to be exhaustive and is not provided in any specific order or ranking, but rather includes material factors considered by the Apple Seven board and the Apple Seven special committee.  In reaching their respective decisions regarding the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement, neither the Apple Seven board nor the Apple Seven special committee quantified or assigned any relative weights to the factors considered and individuals may have given different weights to different factors.  The Apple Seven board and the Apple Seven special committee conducted an overall review of the factors considered and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of approving the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement.

After careful consideration, for the reasons set forth above and based on the recommendation of the Apple Seven special committee, the Apple Seven board has unanimously approved the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated thereby and has determined that the transactions contemplated by the Merger Agreement are advisable and in the best interests of Apple Seven and its shareholders.  In connection with submitting the Merger Agreement and the transactions contemplated thereby to the Apple Seven shareholders, the Apple Seven board, based on the recommendation of the Apple Seven special committee, determined it should make no recommendation to the Apple Seven shareholders with respect to the Apple Seven Merger Proposal because of the overlap among the directors of the Apple REITs.  Information regarding the interests of the Apple Seven directors and others in the merger is described in the section entitled “Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107.

The explanation and reasoning of the Apple Seven board and the Apple Seven special committee and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled “Cautionary Statement Concerning Forward-Looking Statements” beginning on page 57.

Apple Eight’s Reasons for the Mergers

In evaluating the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement, the Apple Eight board consulted with Apple Eight’s management and legal counsel, the Apple Eight special committee’s legal and financial advisors and considered the unanimous recommendation of the Apple Eight special committee.  In reaching their respective determinations, the Apple Eight board and Apple Eight special committee considered a number of factors, including the following material factors which the Apple Eight board and Apple Eight special committee viewed as supporting their respective decisions with respect to the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement:

•
the combined company is expected to provide a number of significant potential strategic opportunities and benefits which the Apple Eight board and Apple Eight special committee did not find practical to quantify, including the following:

•
the combined company, with enhanced geographic and brand diversity, will be one of the largest hospitality REITs in the U.S. with 191 hotels and 23,711 guest rooms in 33 states, which will allow Apple Eight shareholders to participate in a stronger combined company with a platform that offers an enhanced ability to take advantage of opportunistic growth opportunities that may arise in the future;

•
the combined company, as a result of increased size and scale, is expected to have access to a lower cost of capital than Apple Eight on a stand-alone basis, which financing could be used, among other things, to acquire additional properties, to fund share redemptions or special dividends, or provide greater financial flexibility to capture opportunities across business cycles;

•
as a result of its increased sized and scale, and that the combined company will be self-managed thereby eliminating the external advisory structure under which the Apple REITs presently operate, the combined company is expected to be better positioned to pursue enhanced avenues of liquidity for shareholders through the exploration of strategic alternatives such as:

•
a listing of the combined company’s shares for trading on a national securities exchange in which case, as a result of the increased shareholder base and increased equity capitalization of the combined company, the combined company is expected to be better positioned than Apple Eight on a stand-alone basis to have larger float and greater liquidity; or

•
a sale of the combined company or merger with a third party company in which case the combined company is expected to be better positioned than Apple Eight on a stand-alone basis to obtain premium pricing;

•
the opinion, dated August 6, 2013, of KBCM to the Apple Eight special committee as to the fairness, from a financial point of view and as of such date, of the Apple Eight unit exchange ratio in the Merger Agreement to the Apple Eight shareholders, which opinion was subject to the assumptions, limitations and qualifications, and other matters KBCM considered relevant, as more fully described in the section entitled “—Opinion of Apple Eight’s Financial Advisor” beginning on page 93;

•
the exchange ratios in the mergers are fixed and will not fluctuate as a result of changes in the value of Apple Seven, Apple Eight or Apple Nine, which provides certainty as to the respective pro forma percentage ownership of the combined company;

•
no fees are payable to the advisors in connection with the termination of the advisory arrangements for the Apple REITs under the Termination Agreement and the advisory fees from Apple Ten will be assigned to Apple Nine pursuant to the Subcontract Agreement, as more fully described in the sections entitled “Termination Agreement” beginning on page 133 and “Subcontract Agreement” beginning on page 133;

•
the combined company is expected to achieve cost savings of approximately $1 to $2 million annually through the elimination of duplicative costs and functions currently incurred across multiple companies by, among other things, consolidation of the public reporting process, consolidation of the legal and accounting process, combination of organizational structure, the general reduction in multiple administrative processes and an increase in overall scale providing improved purchasing power, which is expected to help drive higher margins;

•	the intent for the Apple Eight merger to qualify as a tax-free reorganization for U. S. federal income tax purposes;

•
the commitment on the part of each of the Apple REITs to complete the mergers as reflected in their respective obligations under the terms of the Merger Agreement, and the likelihood that the mergers will be completed on a timely basis and without the challenges frequently encountered integrating unrelated companies, based on, among other things, that the same individuals manage each of the Apple REITs;

•
the Merger Agreement is subject to approval of the Apple Eight shareholders, including approval of a majority of the outstanding Apple Eight common shares and Apple Eight Series A preferred shares (each voting as a separate voting group) not owned by or voted under the control of the directors of Apple Eight;

•
the availability of appraisal rights to holders of Apple Eight common shares who comply with all the required procedures under Virginia law, which allows such holders to seek appraisal of the fair value of their shares in accordance with Virginia law and the terms of the Merger Agreement;

•
the Merger Agreement provides Apple Eight with the ability, under specified circumstances, to consider a competing transaction if the Apple Eight special committee determines it is reasonably likely to lead to a superior competing transaction;

•
the Merger Agreement provides the Apple Eight special committee with the ability, under specified circumstances, to make an adverse recommendation change and to terminate the Merger Agreement following such adverse recommendation change and/or in order to enter into an agreement with respect to a superior competing transaction;

•
the provisions for the payment of a $1.7 million termination fee plus reimbursement of reasonable third party expenses to each of the other Apple REITs in connection with termination of the Merger Agreement by Apple Eight in specified circumstances, which payment was considered to be lower than a typical “break-up fee”, making it less likely for a third-party to be discouraged or deterred from proposing an alternative transaction, or for Apple Eight to be deterred from making an adverse recommendation change or accept a superior competing transaction, than would be the case if there were a higher “break-up fee”; and

•	the other terms of the Merger Agreement, including representations, warranties and covenants of the parties, as well as the conditions to their respective obligations under the Merger Agreement.

The Apple Eight special committee also considered whether to solicit proposals from third parties prior to entering into the merger agreement. After taking into account: the fact that no third party had contacted Apple Eight indicating interest in an alternative transaction after the announcement in June 2013 that Apple Eight was considering a potential consolidation transaction and had engaged KBCM as financial advisor to the Apple Eight special committee; the potential strategic opportunities and benefits of the combined company after the mergers; the provisions of the draft merger agreement that would permit another party to approach Apple Eight with a superior proposal after execution of the agreement and permit Apple Eight to terminate the merger agreement to enter into a superior competing transaction; and the “break-up fee” structure in the merger agreement (which was considered to be lower than the typical “break-up fee”), the Apple Eight special committee determined to move forward with the transaction without soliciting other proposals.

The Apple Eight board and Apple Eight special committee also considered a variety of risks and other potentially negative factors in considering the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement, including the following material factors:

•
that, because the exchange ratios are fixed in the Merger Agreement and will not fluctuate as a result of changes in the value of Apple Seven, Apple Eight or Apple Nine, a decline in the value of Apple Nine and/or Apple Seven unmatched by a similar decline in the value of Apple Eight, or an increase in the value of Apple Eight without a similar increase in Apple Nine and/or Apple Eight, would reduce the relative value of the Apple Nine common shares received in the Apple Eight merger;

•
that Apple Seven, Apple Eight and Apple Nine are affiliated entities that are managed by the same management team, and that there are conflicts of interest inherent to the advisor’s role as an advisor to such entities where the management of each of the Apple REITs is not acting only on behalf of such company but also on behalf of the other Apple REITs as participants in the mergers;

•
the risk that the anticipated benefits of the mergers to the combined company, including cost savings of approximately $1 to $2 million annually through elimination of duplicative costs and functions, may not be realized;

•	the risk that a different strategic alternative could prove to be more beneficial to Apple Eight shareholders than the proposed mergers;

•
that, under the terms of the Merger Agreement, Apple Eight must pay to each of the other Apple REITs a $1.7 million termination fee and reimburse the other Apple REITs for reasonable third party expenses if the Merger Agreement is terminated under certain circumstances, which might discourage or deter other parties from proposing an alternative transaction that may be more advantageous to Apple Eight shareholders, or which may become payable in circumstances where no alternative transaction or superior competing transaction is available to Apple Eight;

•
the terms of the Merger Agreement place limitations on the ability of Apple Eight to initiate, solicit or knowingly encourage or facilitate any inquiries or the making of any proposal by or with a third party with respect to a competing transaction and to furnish information to, or enter into discussions with, a third party interested in pursuing an alternative strategic transaction;

•	the risk that, while the mergers are expected to be completed, there is no assurance that all of the conditions to the parties’ obligations to complete the mergers will be satisfied or waived;

•	the risk of diverting management focus and resources from operational matters and other strategic opportunities while working to implement the mergers;

•	the expenses to be incurred in connection with the mergers;

•	the fact that the Merger Agreement requires Apple Eight to continue the suspension of its regular dividend reinvestment plan and unit redemption program;

•	the existence of appraisal rights for holders of Apple Seven common shares and Apple Nine common shares;

•
the condition, unless waived, to each of the Apple REITs’ obligations to complete the mergers that limits appraisal rights to the number of Apple Nine common shares that would be issuable with respect to dissenting shares to no more than 5% of the Apple Nine common shares to be issued and outstanding after the effective time of the mergers assuming there were no dissenting shares;

•
some of Apple Eight’s directors and executive officers have interests with respect to the mergers that are different from, and in addition to, those of Apple Eight shareholders generally, including the interests of Glade M. Knight in connection with the termination of the advisory arrangements with the Apple REITs, the conversion of the Series B preferred shares of each of the Apple REITs and the transfer of Apple Fund Management to Apple Nine pursuant to the Transfer Agreement, as more fully described in the sections entitled “—Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107 and “Transfer Agreement” beginning in page 134; and

•	the types and nature of the risks described under the section entitled “Risk Factors” beginning on page 46.

The foregoing discussion of the factors considered by the Apple Eight board and Apple Eight special committee is not intended to be exhaustive and is not provided in any specific order or ranking, but rather includes material factors considered by the Apple Eight board and the Apple Eight special committee.  In reaching their respective decisions regarding the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement, neither the Apple Eight board nor the Apple Eight special committee quantified or assigned any relative weights to the factors considered and individuals may have given different weights to different factors.  The Apple Eight board and the Apple Eight special committee conducted an overall review of the factors considered and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of approving the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement.

After careful consideration, for the reasons set forth above and based on the recommendation of the Apple Eight special committee, the Apple Eight board has unanimously approved the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated thereby and has determined that the transactions contemplated by the Merger Agreement are advisable and in the best interests of Apple Eight and its shareholders.  In connection with submitting the Merger Agreement and the transactions contemplated thereby to the Apple Eight shareholders, the Apple Eight board, based on the recommendation of the Apple Eight special committee, determined it should make no recommendation to the Apple Eight shareholders with respect to the Apple Eight Merger Proposal because of the overlap among the directors of the Apple REITs.  Information regarding the interests of the Apple Eight directors and others in the mergers is described in the section entitled “Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107.

The explanation and reasoning of the Apple Eight board and the Apple Eight special committee and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled “Cautionary Statement Concerning Forward-Looking Statements” beginning on page 57.

Apple Nine’s Reasons for the Mergers

In evaluating the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement, including the issuance of Apple Nine common shares in the mergers and the Apple Nine Charter and Bylaws Amendments, the Apple Nine board consulted with Apple Nine’s management and legal counsel, the Apple Nine special committee’s legal and financial advisors and considered the unanimous recommendation of the Apple Nine special committee.  In reaching their respective determinations, the Apple Nine board and Apple Nine special committee considered a number of factors, including the following material factors which the Apple Nine board and Apple Nine special committee viewed as supporting their respective decisions with respect to the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement:

•
the combined company is expected to provide a number of significant potential strategic opportunities and benefits which the Apple Nine board and Apple Nine special committee did not find practical to quantify, including the following:

•
the combined company, with enhanced geographic and brand diversity, will be one of the largest hospitality REITs in the U.S. with 191 hotels and 23,711 guest rooms in 33 states, which will allow Apple Nine shareholders to participate in a stronger combined company with a platform that offers an enhanced ability to take advantage of opportunistic growth opportunities that may arise in the future;

•
the combined company, as a result of increased size and scale, is expected to have access to a lower cost of capital than Apple Nine on a stand-alone basis, which financing could be used, among other things, to acquire additional properties, to fund share redemptions or special dividends, or provide greater financial flexibility to capture opportunities across business cycles;

•
as a result of its increased sized and scale, and that the combined company will be self-managed thereby eliminating the external advisory structure under which the Apple REITs presently operate, the combined company is expected to be better positioned to pursue enhanced avenues of liquidity for shareholders through the exploration of strategic alternatives such as:

•
a listing of the combined company’s shares for trading on a national securities exchange in which case, as a result of the increased shareholder base and increased equity capitalization of the combined company, the combined company is expected to be better positioned than Apple Nine on a stand-alone basis to have larger float and greater liquidity; or

•
a sale of the combined company or merger with a third party company in which case the combined company is expected to be better positioned than Apple Nine on a stand-alone basis to obtain premium pricing;

•
the Apple Nine special committee considered the oral opinion of Citigroup delivered at a meeting of the Apple Nine special committee on August 6, 2013, which was subsequently confirmed by the written opinion of Citigroup, dated August 6, 2013, to the Apple Nine special committee to the effect that as of the date of the opinion and based on and subject to the various assumptions and limitations set forth in the written opinion, the aggregate consideration to be paid pursuant to the mergers is fair, from a financial point of view, to Apple Nine, as more fully described in the section entitled “—Opinion of Apple Nine’s Financial Advisor” beginning on page 98;

•
the exchange ratios in the mergers are fixed and will not fluctuate as a result of changes in the value of Apple Seven, Apple Eight or Apple Nine, which provides certainty as to the respective pro forma percentage ownership of the combined company, and that the exchange ratios in the mergers take into account the fact that Apple Nine paid a special distribution of $0.75 per Apple Nine unit to Apple Nine shareholders in May 2012  reducing the liquidation preference of each Apple Nine Series A preferred share by the amount of the special dividend in accordance with the Apple Nine articles of incorporation, while neither Apple Seven nor Apple Eight has paid any special dividend;

•
no fees are payable to the advisors in connection with the termination of the advisory arrangements for the Apple REITs under the Termination Agreement and the advisory fees from Apple Ten will be assigned to Apple Nine pursuant to the Subcontract Agreement, as more fully described in the sections entitled “Termination Agreement” beginning on page 133 and “Subcontract Agreement” beginning on page 133;

•
the combined company is expected to achieve cost savings of approximately $1 to $2 million annually through the elimination of duplicative costs and functions currently incurred across multiple companies by, among other things, consolidation of the public reporting process, consolidation of the legal and accounting process, combination of organizational structure, the general reduction in multiple administrative processes and an increase in overall scale providing improved purchasing power, which is expected to help drive higher margins;

•
the commitment on the part of each of the Apple REITs to complete the mergers as reflected in their respective obligations under the terms of the Merger Agreement, and the likelihood that the mergers will be completed on a timely basis and without the challenges frequently encountered integrating unrelated companies, based on, among other things, that the same individuals manage each of the Apple REITs;

•
the Merger Agreement is subject to approval of the Apple Nine shareholders, including approval of a majority of the outstanding Apple Nine common shares and Apple Nine Series A preferred shares (each voting as a separate voting group) not owned by or voted under the control of the directors of Apple Nine;

•
the availability of appraisal rights to holders of Apple Nine common shares who comply with all the required procedures under Virginia law, which allows such holders to seek appraisal of the fair value of their shares in accordance with Virginia law and the terms of the Merger Agreement;

•
the Merger Agreement provides Apple Nine with the ability, under specified circumstances, to consider a competing transaction if the Apple Nine special committee determines it is reasonably likely to lead to a superior competing transaction;

•
the Merger Agreement provides the Apple Nine special committee with the ability, under specified circumstances, to make an adverse recommendation change and to terminate the Merger Agreement following such adverse recommendation change and/or in order to enter into an agreement with respect to a superior competing transaction;

•
the provisions for the payment of a $1.7 million termination fee plus reimbursement of reasonable third party expenses to each of the other Apple REITs in connection with termination of the Merger Agreement by Apple Nine in specified circumstances, which payment was considered to be lower than a typical “break-up fee”, making it less likely for a third-party to be discouraged or deterred from proposing an alternative transaction, or for Apple Nine to be deterred from making an adverse recommendation change or accept a superior competing transaction, than would be the case if there were a higher “break-up fee”; and

•	the other terms of the Merger Agreement, including representations, warranties and covenants of the parties, as well as the conditions to their respective obligations under the Merger Agreement.

The Apple Nine special committee also considered whether to solicit proposals from third parties prior to entering into the merger agreement. After taking into account: the fact that no third party had contacted Apple Nine indicating interest in an alternative transaction after the announcement in June 2013 that Apple Nine was considering a potential consolidation transaction and had engaged Citigroup as financial advisor to the Apple Nine special committee; the potential strategic opportunities and benefits of the combined company after the mergers; the provisions of the draft merger agreement that would permit another party to approach Apple Nine with a superior proposal after execution of the agreement and permit Apple Nine to terminate the merger agreement to enter into a superior competing transaction; and the “break-up fee” structure in the merger agreement (which was considered to be lower than the typical “break-up fee”), the Apple Nine special committee determined to move forward with the transaction without soliciting other proposals.

The Apple Nine board and Apple Nine special committee also considered a variety of risks and other potentially negative factors in considering the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement, including the following material factors:

•
that, because the exchange ratios are fixed in the Merger Agreement and will not fluctuate as a result of changes in the value of Apple Seven, Apple Eight or Apple Nine, a decline in the value of Apple Seven and/or Apple Eight unmatched by a similar decline in the value of Apple Nine, or an increase in the value of Apple Nine without a similar increase in Apple Seven and/or Apple Eight, would impact the relative value of Apple Seven and Apple Eight in a manner adverse to Apple Nine.

•
that Apple Seven, Apple Eight and Apple Nine are affiliated entities that are managed by the same management team, and that there are conflicts of interest inherent to the advisor’s role as an advisor to such entities where the management of each of the Apple REITs is not acting only on behalf of such company but also on behalf of the other Apple REITs as participants in the mergers;

•
the risk that the anticipated benefits of the mergers to the combined company, including cost savings of approximately $1 to $2 million annually through elimination of duplicative costs and functions, may not be realized;

•	the risk that a different strategic alternative could prove to be more beneficial to Apple Nine shareholders than the proposed mergers;

•
that, under the terms of the Merger Agreement, Apple Nine must pay to each of the other Apple REITs a $1.7 million termination fee and reimburse the other Apple REITs for reasonable third party expenses if the Merger Agreement is terminated under certain circumstances, which might discourage or deter other parties from proposing an alternative transaction that may be more advantageous to Apple Nine shareholders, or which may become payable in circumstances where no alternative transaction or superior competing transaction is available to Apple Nine;

•
the terms of the Merger Agreement place limitations on the ability of Apple Nine to initiate, solicit or knowingly encourage or facilitate any inquiries or the making of any proposal by or with a third party with respect to a competing transaction and to furnish information to, or enter into discussions with, a third party interested in pursuing an alternative strategic transaction;

•	the risk that, while the mergers are expected to be completed, there is no assurance that all of the conditions to the parties’ obligations to complete the mergers will be satisfied or waived;

•	the risk of diverting management focus and resources from operational matters and other strategic opportunities while working to implement the mergers;

•	the expenses to be incurred in connection with the mergers;

•	the fact that the Merger Agreement requires Apple Nine to continue the suspension of its regular dividend reinvestment plan and unit redemption program;

•	the existence of appraisal rights for holders of Apple Seven common shares and Apple Eight common shares;

•
the condition, unless waived, to each of the Apple REITs’ obligations to complete the mergers that limits appraisal rights to the number of Apple Nine common shares that would be issuable with respect to dissenting shares to no more than 5% of the Apple Nine common shares to be issued and outstanding after the effective time of the mergers assuming there were no dissenting shares;

•
some of Apple Nine’s directors and executive officers have interests with respect to the mergers that are different from, and in addition to, those of Apple Nine shareholders generally, including the interests of Glade M. Knight in connection with the termination of the advisory arrangements with the Apple REITs, the conversion of the Series B preferred shares of each of the Apple REITs and the transfer of Apple Fund Management to Apple Nine pursuant to the Transfer Agreement, as more fully described in the sections entitled “—Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107 and “Transfer Agreement” beginning in page 134; and

•	the types and nature of the risks described under the section entitled “Risk Factors” beginning on page 46.

The foregoing discussion of the factors considered by the Apple Nine board and Apple Nine special committee is not intended to be exhaustive and is not provided in any specific order or ranking, but rather includes material factors considered by the Apple Nine board and the Apple Nine special committee.  In reaching their respective decisions regarding the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement, neither the Apple Nine board nor the Apple Nine special committee quantified or assigned any relative weights to the factors considered and individuals may have given different weights to different factors.  The Apple Nine board and the Apple Nine special committee conducted an overall review of the factors considered and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of approving the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement.

After careful consideration, for the reasons set forth above and based on the recommendation of the Apple Nine special committee, the Apple Nine board has unanimously approved the Merger Agreement, the related plans of merger, the mergers and the other transactions contemplated thereby including each of the Apple Nine Charter and Bylaws Amendments and has determined that the transactions contemplated by the Merger Agreement including each of Apple Nine Charter and Bylaws Amendments are advisable and in the best interests of Apple Nine and its shareholders.  In connection with submitting the Merger Agreement and the transactions contemplated thereby including each of Apple Nine Charter and Bylaws Amendments to the Apple Nine shareholders, the Apple Nine board, based on the recommendation of the Apple Nine special committee, determined it should make no recommendation to the Apple Nine shareholders with respect to the Apple Nine Merger Proposal and the Apple Nine Charter and Bylaws Amendments, because of the overlap among the directors of the Apple REITs.  Information regarding the interests of the Apple Nine directors and others in the mergers is described in the section entitled “Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107.

The explanation and reasoning of the Apple Nine board and the Apple Nine special committee and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled “Cautionary Statement Concerning Forward-Looking Statements” beginning on page 57.

Opinion of Apple Seven’s Financial Advisor

The Apple Seven special committee has retained BofA Merrill Lynch to act as its financial advisor in connection with the mergers.  BofA Merrill Lynch is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.  The Apple Seven special committee selected BofA Merrill Lynch to act as its financial advisor in connection with the mergers on the basis of BofA Merrill Lynch’s experience in transactions similar to the mergers, its reputation in the investment community and its familiarity with Apple Seven and its business.

On August 6, 2013, at a meeting of the Apple Seven special committee held to evaluate the mergers, BofA Merrill Lynch delivered to the Apple Seven special committee an oral opinion, which was confirmed by delivery of a written opinion dated August 6, 2013, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Apple Seven unit exchange ratio provided for in the Apple Seven merger was fair, from a financial point of view, to holders of Apple Seven units (other than the other Apple REITs and their respective affiliates).

The full text of BofA Merrill Lynch’s written opinion to the Apple Seven special committee, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex J to this document and is incorporated by reference herein in its entirety.  The following summary of BofA Merrill Lynch’s opinion is qualified in its entirety by reference to the full text of the opinion.  BofA Merrill Lynch delivered its opinion to the Apple Seven special committee for the benefit and use of the Apple Seven special committee (in its capacity as such) in connection with and for purposes of its evaluation of the Apple Seven unit exchange ratio from a financial point of view.  BofA Merrill Lynch’s opinion does not address any other aspect of the mergers and no opinion or view was expressed as to the relative merits of the Apple Seven merger in comparison to other strategies or transactions that might be available to Apple Seven or in which Apple Seven might engage or as to the underlying business decision of Apple Seven to proceed with or effect the Apple Seven merger.  BofA Merrill Lynch’s opinion does not address any other aspect of the Apple Seven merger and does not constitute a recommendation to any shareholder as to how to vote or act in connection with the proposed Apple Seven merger or any related matter.

In connection with rendering its opinion, BofA Merrill Lynch:

(i)	reviewed certain publicly available business and financial information relating to each Apple REIT;

(ii)
reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Apple REITs, and their respective assets furnished to or discussed with BofA Merrill Lynch by management of the Apple REITs, including certain financial forecasts relating to the Apple REITs prepared by management of the Apple REITs (which we refer to for purposes of this discussion as the “Apple REIT Forecasts”);

(iii)
reviewed certain estimates as to the amount and timing of cost savings, including through the internalization of certain management functions by the combined company (which we refer to for purposes of this discussion as the “Cost Savings”), in each case anticipated by management of the Apple REITs to result from the Mergers;

(iv)	discussed the past and current business, operations, financial condition and prospects of the Apple REITs with members of senior management of the Apple REITs;

(v)
reviewed the potential pro forma financial impact of the mergers on the future financial performance of Apple Nine, including the potential effect on Apple Nine’s estimated funds from operations per share;

(vi)	compared certain financial information of each Apple REIT with similar information of other companies BofA Merrill Lynch deemed relevant;

(vii)	compared certain financial terms of the Apple Seven merger to financial terms, to the extent publicly available, of other transactions BofA Merrill Lynch deemed relevant;

(viii)	reviewed the relative financial contributions of each Apple REIT to the future financial performance of the combined company on a pro forma basis;

(ix)	reviewed the August 3, 2013 draft of the Merger Agreement; and

(x)	performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the management of the Apple REITs that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect.  With respect to the Apple REIT Forecasts and Cost Savings, BofA Merrill Lynch was advised by management of the Apple REITs, and has assumed, with Apple Seven’s consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Apple REITs as to the future financial performance of the respective Apple REITs and the other matters covered thereby.  BofA Merrill Lynch relied, at the direction of the Apple REIT special committee, on the assessments of management of the Apple REITs as to Apple Nine’s ability to achieve the Cost Savings and has been advised by management of the Apple REITs, and has assumed, with the consent of the Apple Seven special committee, that the Cost Savings will be realized in the amounts and at the times projected.  BofA Merrill Lynch has not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of any of the Apple REITs, nor has BofA Merrill Lynch made any physical inspection of the properties or assets of any of the Apple REITs.  BofA Merrill Lynch did not evaluate the solvency or fair value of any of the Apple REITs under any state, federal or other laws relating to bankruptcy, insolvency or similar matters.  BofA Merrill Lynch assumed, at the direction of the Apple Seven special committee, that the Apple Seven merger would be consummated in accordance with its terms, simultaneously with the Apple Eight merger in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Apple Seven merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on any of the Apple REITs or the contemplated benefits of the Apple Seven merger.  BofA Merrill Lynch assumed that the Merger Agreement would be executed by the parties thereto and would not contain materially different terms from the draft of the Merger Agreement it reviewed.  BofA Merrill Lynch expressed no opinion as to the potential outcome of the outstanding shareholder litigation captioned In re Apple REITs Litigation, filed in the United States Court of Appeals for the Second Circuit, docket number 13-1395-CV, on July 26, 2013, that involves each of the Apple REITs and in which damages are alleged (which we refer to for purposes of this discussion as the “Shareholder Litigation”).  In arriving at its opinion, BofA Merrill Lynch was directed by the Apple Seven special committee to assume that the outcome of the Shareholder Litigation will not have a material effect on the business, results of operations or financial condition of any Apple REIT or the combined company following the mergers, and that the outcome of the Shareholder Litigation will not have a disproportionate effect on the business, results of operations or financial condition of Apple Seven as compared to the other Apple REITs, taken as a whole.

BofA Merrill Lynch expressed no view or opinion as to any terms or other aspects of the Merger Agreement or the mergers (other than the Apple Seven unit exchange ratio to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Apple Seven merger, conversion ratio for Apple Seven Series B convertible preferred shares, or the allocation of consideration between the holders of Apple Seven units and the holders of Apple Seven Series B convertible preferred shares.  BofA Merrill Lynch also expressed no view or opinion as to any terms or other aspects of the Apple Eight merger or the related conversions of Series B convertible preferred shares of Apple Seven and Apple Eight into Apple Nine common shares, including, without limitation, the allocation of consideration among the shareholders of Apple Seven and Apple Eight in the Apple Seven merger and the Apple Eight merger, respectively.  BofA Merrill Lynch was not requested to, and BofA Merrill Lynch did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of Apple Seven or any alternative transaction.

BofA Merrill Lynch’s opinion was limited to the fairness, from a financial point of view, of the Apple Seven unit exchange ratio to holders of Apple Seven units (other than the other Apple REITs and their respective affiliates) and no opinion or view was expressed with respect to any consideration received in connection with the Apple Seven merger by the holders of any class of securities, creditors or other constituencies of any party.  In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Apple Seven merger, or class of such persons, relative to the Apple Seven unit exchange ratio.  Furthermore, no opinion or view was expressed as to the relative merits of the Apple Seven merger in comparison to other strategies or transactions that might be available to Apple Seven or in which Apple Seven might engage or as to the underlying business decision of Apple Seven to proceed with or effect the Apple Seven merger.  In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any shareholder should vote or act in connection with the Apple Seven merger or any related matter.  Except as described above, Apple Seven imposed no other limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

BofA Merrill Lynch’s opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion.  It should be understood that subsequent developments may affect its opinion, and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion.  The issuance of BofA Merrill Lynch’s opinion was approved by BofA Merrill Lynch’s Americas Fairness Opinion Review Committee.

The following represents a brief summary of the material financial analyses presented by BofA Merrill Lynch to the Apple Seven special committee in connection with its opinion.  The financial analyses summarized below include information presented in tabular format.  In order to fully understand the financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary.  The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch.  Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch.

Apple Seven Financial Analyses.

Selected Publicly Traded Companies Analyses.  BofA Merrill Lynch reviewed publicly available financial and stock market information for Apple Seven and the following ten publicly traded companies in the lodging REIT sector, including companies in the select service, mixed service, and full service sectors:

Select Service
• Summit Hotel Properties, Inc.
• Chatham Lodging Trust
• Hersha Hospitality Trust

Mixed Service
• RLJ Lodging Trust
• Ashford Hospitality Trust
• FelCor Lodging Trust Incorporated

Full Service
• Host Hotels & Resorts, Inc.
• DiamondRock Hospitality Company

• Sunstone Hotel Investors, Inc.
• Chesapeake Lodging Trust

BofA Merrill Lynch selected these ten comparable companies because they are publicly-traded lodging REITs with similar portfolio compositions to those of the Apple REITs, including companies whose portfolios, like those of the Apple REITs, are comprised primarily of select service and mixed service properties.  Comparable companies primarily in the full service sector were also included to represent the portions of the Apple REITs’ portfolios that are comprised of hotels in this sector.  The select service and mixed service sector comparable companies selected by BofA Merrill Lynch primarily hold portfolios classified as upscale and upper midscale within the hospitality industry, while the full service companies own properties that are generally classified as luxury, upper upscale and upscale.

BofA Merrill Lynch reviewed estimated earnings before interest, taxes, depreciation and amortization (which we refer to for purposes of this discussion as “EBITDA”) multiples for calendar years 2013 and 2014 and value per hotel room (which we refer to for purposes of this discussion as the “price per key”, and each hotel room, a “key”). BofA Merrill Lynch then applied ranges of selected multiples of estimated calendar years 2013 and 2014 EBITDA and price per key derived from the Apple Seven selected companies to corresponding data of Apple Seven, on the one hand, and Apple Eight and Apple Nine, collectively, on the other hand, based on management provided projections and Apple REIT public filings. The ranges of selected multiples of estimated calendar years 2013 and 2014 EBITDA and price per key were derived from the selected publicly traded companies and weighted based on each Apple REIT’s contribution from hotels to result in the following:

Low / High (rounded to nearest tenth)
2013E EBITDA Multiple
Apple REIT Seven	13.5x / 14.5x
Apple REIT Eight and Nine	13.5x / 14.5x
2014E EBITDA Multiple
Apple REIT Seven	11.5x / 12.5x
Apple REIT Eight and Nine	11.5x / 12.5x
Price Per Key (in thousands)
Apple REIT Seven	$138.0 / $168.0
Apple REIT Eight and Nine	$137.1 / $167.1

The implied values derived using the multiples above excluded EBITDA or keys from the Apple Eight property Marriott Renaissance New York Hotel 57 (which we refer to for purposes of this discussion as “Hotel 57”).  Hotel 57 is a large full service hotel in midtown Manhattan, New York, with a retail component and owned under a ground lease through 2046; accordingly, Hotel 57 was valued using a private market valuation.  The enterprise values for Apple Eight and Apple Nine, collectively was derived by adding a private market valuation for Hotel 57 to the implied values.  The Hotel 57 private market value was derived using a property level discounted cash flow analysis and certain other hotel property valuation metrics, including historical and projected capitalization rate and price per key relative to comparable asset sales.  A range of equity values for Apple Eight and Apple Nine was derived by deducting net liabilities from the enterprise values.  Based on the equity value ranges calculated using the above ranges of selected multiples of estimated EBITDA and price per key, these analyses indicated the following exchange ratio ranges for Apple Seven, as compared to the Apple Seven unit exchange ratio:

Exchange Ratio Ranges Based on:			Apple Seven Merger
2013E EBITDA Multiple	2014E EBITDA Multiple	Price Per Key	Unit Exchange Ratio
0.93x – 1.12x	0.94x – 1.16x	0.78x – 1.29x	1.00x

The equity value ranges and the exchange ratio ranges arrived at through this analysis were not adjusted to account for any distinguishing characteristics between Apple Seven, on the one hand, and the selected companies, on the other hand.

No company used in this analysis is identical or directly comparable to Apple Seven.  Accordingly, an evaluation of the results of this analysis is not entirely mathematical.  Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which Apple Seven was compared.

Selected Precedent Transactions Analysis.  BofA Merrill Lynch reviewed, to the extent publicly available, financial information relating to the following 14 selected transactions involving companies in the lodging sector:

Acquiror	Target
• The Blackstone Group	• Prime Hospitality Corp.
• The Blackstone Group	• Wyndham International Inc.
• The Blackstone Group	• La Quinta Corp.
• The Blackstone Group	• MeriStar Hospitality Corporation
• Ashford Hospitality Trust, Inc.	• CNL Hotels & Resorts, Inc.
• Inland Real Estate Group of Companies, Inc.	• Winston Hotels, Inc.
• Apollo Global Management	• Innkeepers USA Trust
• Citigroup Global Special Situations Group and Westbridge Hospitality Fund, L.P.	• Red Roof Inn
• JER Partners	• Highland Hospitality Corporation
• AP AIMCAP Corporation	• Eagle Hospitality Properties Trust, Inc.
• Whitehall Street Global Real Estate Partners	• Equity Inns Inc.
• Thayer Lodging Group and Shanghai Jin Jiang International Hotels (Group) Company Limited	• Interstate Hotels & Resorts, Inc.
• Lone Star Funds • The Blackstone Group	• Lodgian, Inc. • Apple REIT Six, Inc.

BofA Merrill Lynch selected these precedent transactions because they are acquisitions of certain companies within the lodging industry since 2004, with an acquisition value of at least $100 million, for which certain relevant financial information is publicly-available.  BofA Merrill Lynch reviewed the forward EBITDA multiples of the transactions, then applied one-year forward EBITDA multiples of 11.0x to 13.0x derived from the selected transactions to the estimated calendar year 2013 corporate EBITDA of Apple Seven, on the one hand, and Apple Eight and Apple Nine, collectively, on the other hand. Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction.  Estimated financial data of Apple Seven, Apple Eight and Apple Nine were based on the Apple REIT Forecasts.

The implied values derived using the multiples above excluded EBITDA from Hotel 57.  The enterprise values for Apple Eight and Apple Nine, collectively was derived by adding a private market valuation for the Hotel 57 to the implied values.  The Hotel 57 private market value was derived using a property level discounted cash flow analysis and certain other hotel property valuation metrics, including historical and projected capitalization rate and price per key relative to comparable asset sales.  A range of equity values for Apple Eight and Apple Nine was derived by deducting net liabilities from the enterprise values.  Based on the equity value ranges calculated using the above range of forward EBITDA multiples, this analysis indicated the following exchange ratio range for Apple Seven, as compared to the Apple Seven unit exchange ratio:

Exchange Ratio Range Based on	Apple Seven Merger
Forward EBITDA Multiple	Unit Exchange Ratio
0.81x – 1.25x	1.00x

No company, business or transaction used in this analysis is identical or directly comparable to Apple Seven or the Apple Seven merger.  Accordingly, an evaluation of the results of this analysis is not entirely mathematical.  Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, business segments or transactions to which Apple Seven and the Apple Seven merger were compared.

Discounted Cash Flow Analysis.  BofA Merrill Lynch performed a discounted cash flow analysis of each of Apple Seven, on the one hand, and Apple Eight and Apple Nine, collectively, on the other hand, to calculate and compare the estimated present value of the standalone unlevered free cash flows that Apple Seven, on the one hand, and Apple Eight and Apple Nine, collectively, on the other hand, were forecasted to generate during the second half of their respective fiscal years 2013 through 2017 based on the Apple REIT Forecasts.  BofA Merrill Lynch calculated terminal values for each of Apple Seven, on the one hand, and Apple Eight and Apple Nine, collectively, on the other hand, by applying terminal forward multiples of 11.5x to 12.5x to the estimated calendar year 2018 EBITDA of Apple Seven, on the one hand, and Apple Eight and Apple Nine, collectively, on the other hand.  The cash flows and terminal values were then discounted to present values using discount rates ranging from 9.0% to 11.0% and combined to arrive at implied values.  The implied values derived excluded Hotel 57.  The enterprise value for Apple Eight and Apple Nine, collectively was derived by adding a private market valuation for the Hotel 57 to the implied values derived above.  The Hotel 57 private market value was derived using a property level discounted cash flow analysis and certain other hotel property valuation metrics, including historical and projected capitalization rate and price per key relative to comparable asset sales.  Net debt was then subtracted from the implied enterprise values to arrive at implied equity values for each of Apple Seven, on the one hand, and Apple Eight and Apple Nine, collectively, on the other hand.  This analysis indicated the following exchange ratio range for Apple Seven, as compared to the Apple Seven unit exchange ratio:

Exchange Ratio Range Based on Discounted Cash Flow Analysis	Apple Seven Merger Unit Exchange Ratio
0.87x – 1.21x	1.00x

Net Asset Value Analysis.  BofA Merrill Lynch performed a net asset value analysis based on an estimated private market valuation of Apple Seven, on the one hand, and Apple Eight and Apple Nine, collectively, on the other hand.  The ranges of estimated private market values were arrived at using property level discounted cash flow analysis and certain other hotel property valuation metrics, including historical and projected capitalization rate and price per key relative to comparable asset sales.   The capitalization rate range applied was selected by BofA Merrill Lynch in its professional judgment based on reported capitalization rates for property transactions in the private real estate market, as provided by publicly available sources.  BofA Merrill Lynch then added the value of other tangible assets of the respective Apple REITs to derive an estimate of gross asset value of Apple Seven, on the one hand, and Apple Eight and Apple Nine, collectively, on the other hand.  BofA Merrill Lynch then deducted debt balances and other tangible liabilities of the respective Apple REITs to arrive at a range of net asset values.

This analysis indicated the following exchange ratio range for Apple Seven, as compared to the Apple Seven unit exchange ratio:

Exchange Ratio Range Based on Net Asset Value Analysis	Apple Seven Merger Unit Exchange Ratio
0.95x – 1.07x	1.00x

Other Factors

In rendering its opinion, BofA Merrill Lynch also reviewed and considered other factors, including:

•
occupancy, average daily hotel room rate, revenue per available hotel room, and corporate EBITDA margins for the first quarter of 2013, which were used as benchmarks to compare the relative operating metrics of the Apple REITs to the comparable companies in order to further validate the selection of the comparable companies; and

•
the contribution of each of Apple Seven, on the one hand, and Apple Eight and Apple Nine, collectively, on the other hand, to the number of keys, estimated calendar year 2013 corporate EBITDA, estimated calendar year 2013 net operating income, and estimated calendar year 2013 funds from operations of the pro forma combined company, with such analysis indicating an implied Apple Seven exchange ratio range from 1.00x to 1.06x.  This contribution analysis was used by BofA Merrill Lynch to further validate the other financial analyses described above.

Miscellaneous

As noted above, the discussion set forth above is a summary of the material financial analyses presented by BofA Merrill Lynch to the Apple Seven special committee in connection with its opinion and is not a comprehensive description of all analyses undertaken by BofA Merrill Lynch in connection with its opinion.  The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description.  BofA Merrill Lynch believes that its analyses summarized above must be considered as a whole.  BofA Merrill Lynch further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch’s analyses and opinion.  The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Apple Seven, Apple Eight and Apple Nine.  The estimates of the future performance of Apple Seven, on the one hand, and Apple Eight and Apple Nine, collectively, on the other hand, in or underlying BofA Merrill Lynch’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Merrill Lynch’s analyses.  These analyses were prepared solely as part of BofA Merrill Lynch’s analysis of the fairness, from a financial point of view, of the Apple Seven unit exchange ratio and were provided to the Apple Seven special committee in connection with the delivery of BofA Merrill Lynch’s opinion.  The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future.  Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Merrill Lynch’s view of the actual values of Apple Seven, on the one hand, or Apple Eight and Apple Nine, collectively, on the other hand.

The type and amount of consideration payable in the Apple Seven merger was determined through negotiations between Apple Seven, Apple Eight and Apple Nine, rather than by any financial advisor, and was approved by the Apple Seven special committee.  The decision to enter into the Merger Agreement was solely that of the Apple Seven special committee.  As described above, BofA Merrill Lynch’s opinion and analyses were only one of many factors considered by the Apple Seven special committee in its evaluation of the proposed mergers and should not be viewed as determinative of the views of the Apple Seven special committee or management with respect to the Apple Seven merger or the Apple Seven unit exchange ratio.

Apple Seven has agreed to pay BofA Merrill Lynch a fee for its services in connection with the Apple Seven merger, $250,000 of which was payable in connection with the delivery of its opinion and $750,000 of which was payable upon execution of the Merger Agreement.  Apple Seven also has agreed to reimburse BofA Merrill Lynch for its expenses up to $150,000 incurred in connection with BofA Merrill Lynch’s engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.

BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Apple Seven and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as lender under certain term loans and credit facilities for Apple Seven and certain of its affiliates.  Since January 1, 2011, BofA Merrill Lynch has received revenues from investment banking, commercial banking and other financial services, in each case unrelated to the mergers, of approximately $1,715,000 from the Apple REITs.

In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Apple Eight, Apple Nine and certain of their respective affiliates and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as lender under certain term loans and credit facilities for Apple Eight, Apple Nine and certain of their respective affiliates.

Opinion of Apple Eight’s Financial Advisor

The Apple Eight special committee has retained KBCM in connection with the mergers and has requested that KBCM evaluate the fairness, from a financial point of view, of the Apple Eight unit exchange ratio in the Merger Agreement to the holders of the Apple Eight units. On August 6, 2013, KBCM delivered to the Apple Eight special committee its oral opinion, subsequently confirmed in writing, to the effect that, as of the date of its opinion, based upon and subject to the assumptions, limitations and qualifications contained in its opinion, and other matters KBCM considered relevant, the Apple Eight unit exchange ratio in the Merger Agreement was fair, from a financial point of view, to the holders of the Apple Eight units.

The full text of the written opinion of KBCM, dated August 6, 2013, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached to this joint proxy statement/prospectus as Annex K and incorporated into this joint proxy statement/prospectus by reference. We urge you to read that opinion carefully and in its entirety for the assumptions made, procedures followed, other matters considered and limits of the review undertaken in arriving at that opinion.

KBCM was retained to serve as financial advisor to the Apple Eight special committee and not as an advisor to or agent of any shareholder of Apple Eight. KBCM’s opinion was prepared for the information and assistance of the Apple Eight special committee and is directed only to the fairness, from a financial point of view, as of the date of the opinion, of the Apple Eight unit exchange ratio in the Merger Agreement to the Apple Eight unit holders.  KBCM was not requested to consider, and its opinion did not address, the underlying business decision of Apple Eight to effect the Apple Eight merger, the relative merits of the Apple Eight merger as compared to any alternative business strategies that might exist for Apple Eight or the effect of any other transaction in which Apple Eight might engage.  KBCM’s opinion does not constitute a recommendation to any Apple Eight shareholder as to whether such shareholder should vote in favor of approving the Merger Agreement or how such shareholder should vote at any meeting of the shareholders of Apple Eight. In addition, KBCM does not express any opinion as to the fairness of the amount or the nature of the compensation now paid or to be paid to any of the respective Apple REITs’ officers, directors or employees, or class of such persons, relative to the compensation to public shareholders of Apple Eight.  KBCM was not requested to, and it did not, solicit third party indications of interest in the possible acquisition of Apple Eight.

KBCM did not recommend the Apple Eight unit exchange ratio in the Merger Agreement; such exchange ratio was determined in negotiations between Apple Eight and Apple Nine in which KBCM did not advise the Apple Eight special committee. Except as described in this summary, no restrictions or limitations were imposed by the Apple Eight special committee on KBCM with respect to the investigations made or the procedures followed by KBCM in rendering its opinion.

In rendering its opinion, KBCM reviewed, among other things:

•	a draft of the Merger Agreement, dated August 1, 2013;

•
certain publicly available information concerning the respective Apple REITs, including the Annual Reports on Form 10-K of the respective Apple REITs for the years ended December 31, 2008, 2009, 2010, 2011 and 2012, and the Quarterly Reports on Form 10-Q of the respective Apple REITs for the quarters ended September 30, 2012 and March 31, 2013;

•
certain other internal information, primarily financial in nature, including projections, concerning the business and operations of the respective Apple REITs furnished to KBCM by management of the Apple REITs for purposes of its analysis;

•
certain publicly available information with respect to certain publicly traded companies that KBCM believed to be comparable to the Apple REITs and the trading markets for such other companies’ securities; and

•	certain publicly available information concerning the nature and terms of certain other transactions that KBCM considered relevant to its inquiry.

•
KBCM also met with certain officers and employees of the Apple REITs to discuss the business and prospects of each of the respective Apple REITs, as well as other matters KBCM believed relevant to its inquiry. KBCM also considered such other data and information it judged necessary to render its opinion.

You should note that, in its review and analysis and in arriving at its opinion, KBCM assumed and relied upon the accuracy and completeness of all of the financial and other information provided to or otherwise reviewed by or discussed with KBCM or publicly available and has assumed and relied upon the representations and warranties of the respective Apple REITs, Seven Acquisition Sub and Eight Acquisition Sub contained in the Merger Agreement. KBCM was not engaged to, and did not independently attempt to, verify any of such information. KBCM also relied upon management of the Apple REITs as to the reasonableness and achievability of the financial and operating projections (and the assumptions and bases therefor) provided to it and, with the Apple Eight special committee’s consent, KBCM assumed that such projections were reasonably prepared and reflected the best currently available estimates and judgments of the Apple REITs. KBCM was not engaged to assess the reasonableness or achievability of such projections or the assumptions on which they were based and expressed no view as to such projections or assumptions. KBCM has not expressed an opinion as to the outstanding shareholder litigation pending in the United States Court of Appeals for the Second Circuit (In re Apple REITs Litigation, 13-1395-CV) to which each of the Apple REITs is a party and which alleges violation of state and federal securities laws among other claims. With the Apple Eight special committee’s consent, KBCM assumed that the outcome of such shareholder litigation will have no material effect on the business, results of operations or financial condition of any of the Apple REITs and that such shareholder litigation will not have a disproportionate effect on the business, results of operations or financial condition of Apple Eight as compared to the other Apple REITs. KBCM was also advised by the Apple Eight special committee that the Apple REITs are currently subject to a non-public SEC investigation. With the Apple Eight special committee’s consent, KBCM assumed that such SEC investigation will have no material effect on the business, results of operations or financial condition of any of the Apple REITs and that such shareholder litigation will not have a disproportionate effect on the business, results of operations or financial condition of Apple Eight as compared to the other Apple REITs.

In addition, KBCM did not conduct a physical inspection or appraisal of any of the assets, properties, facilities or liabilities of the Apple REITs nor was KBCM furnished with any such evaluation or appraisal. KBCM also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the mergers will be obtained without a material adverse effect on the Apple REITs or the mergers.

KBCM’s opinion is based on economic and market conditions and other circumstances existing on, and information made available as of, the date of its opinion and does not address any matters after such date. Although subsequent developments may affect its opinion, KBCM does not have the obligation, and does not intend, to update, revise or reaffirm its opinion. KBCM’s opinion was approved by a fairness committee of KBCM.

KBCM was not asked to, nor did it, offer any opinion as to the material terms of the Merger Agreement or the form of the mergers. KBCM, with the consent of the Apple Eight special committee, assumed that the mergers will qualify as a tax-free reorganization for United States federal income tax purposes, that the final executed form of the Merger

Agreement does not differ in any material respect from the draft that KBCM examined in rendering its opinion, that the conditions to the mergers as set forth in the Merger Agreement would be satisfied and that the mergers would be consummated on a timely basis in the manner contemplated by the Merger Agreement.

The following is a summary of the material analyses presented to the Apple Eight special committee in connection with KBCM’s opinion. This summary is not intended to be an exhaustive description of the analyses performed by KBCM, but includes all material factors considered by KBCM in rendering its opinion. KBCM drew no specific conclusions from any individual analysis, but subjectively factored its observations from all of these analyses into its qualitative assessments.

Each analysis performed by KBCM is a common methodology utilized in determining valuations. Although other valuation techniques may exist, KBCM believes that the analyses described below, when taken as a whole, provide the most appropriate analyses for KBCM to arrive at its opinion.

The “pro forma combined company” referred to below in this discussion represents the combined company, after the completion of the mergers, based on financial projections of each Apple REIT as provided by management of the Apple REITs, after taking into account the Apple Eight unit exchange ratio, the Apple Seven unit exchange ratio, the conversion of each respective Apple REITs’ Series B convertible preferred shares, certain synergies as provided by management of the Apple REITs and other factors and assumptions KBCM considered relevant.

Comparable Public Company Analysis

KBCM reviewed and compared certain publicly available financial data and stock trading prices for certain publicly traded companies chosen by KBCM. No company used in the analysis was identical to Apple Eight or the pro forma combined company and as such, KBCM selected publicly traded lodging REITs with a significant portion of their real estate portfolios both located in the United States and comprised of limited service hotel properties such as Courtyard by Marriott, Hilton Garden Inn and Residence Inn. Other factors KBCM deemed relevant to selecting comparable companies included geographic diversity, occupancy rates, average daily rates and revenue per average room. The comparable companies selected by KBCM included Chatham Lodging Trust, Hersha Hospitality Trust, Hospitality Properties Trust, RLJ Lodging Trust and Summit Hotel Properties, Inc.

For each of the selected companies, KBCM calculated the ratio of (i) enterprise value, calculated as equity values based on closing stock prices as of August 2, 2013 plus consolidated debt, preferred equity and non-operating partnership minority interest less cash to (ii) consensus estimated 2014 earnings before interest, taxes, depreciation and amortization, referred to in this discussion as EBITDA.  KBCM also calculated the ratio of each selected company’s (i) stock price as of August 2, 2013 to (ii) consensus estimated 2014 funds from operations per share, referred to in this discussion as FFO.  The overall low to high estimated 2014 EBITDA multiples observed for the selected companies were 10.1x to 13.3x (with a median of 11.6x).  The overall low to high estimated 2014 FFO multiples observed for the selected companies were 9.3x to 10.7x (with a median of 10.4x).  KBCM then estimated an implied per unit value range for Apple Eight units using Apple Eight’s estimated 2014 EBITDA and FFO, as calculated by KBCM based on projections provided by management of the Apple REITs, and the multiples for each of the selected companies as summarized above and without further adjustment.  KBCM also estimated an implied per share value range for the pro forma combined company using the pro forma combined company’s estimated 2014 EBITDA and FFO, as calculated by KBCM based on projections provided by management of the Apple REITs, and the multiples for each of the selected companies as summarized above and without further adjustment.  For the reference of the Apple Eight special committee, KBCM performed the same analysis for Apple Seven and Apple Nine.  This analysis indicated the following implied Apple Eight unit exchange ratio reference range, as compared to the Apple Eight unit exchange ratio provided in the Merger Agreement:

Implied Apple Eight Exchange Ratio Reference Range	Apple Eight Unit Exchange Ratio
0.56x – 0.95x	0.85x

No company utilized in the comparable public company analysis is identical to Apple Eight or the pro forma combined company.  For example, some of the comparable public companies had lower occupancy rates or higher average daily rates than Apple Eight and the pro forma combined company. In addition, some of the comparable public companies have fewer properties and fewer rooms than Apple Eight and the pro forma combined company.  KBCM made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the parties to the Merger Agreement.  Mathematical analysis of comparable public companies (such as determining means and medians) in isolation from other analyses is not an effective method of evaluating transactions.

Discounted Cash Flow Analysis

To calculate the implied present value of Apple Eight, KBCM analyzed various financial projections prepared by management of the Apple REITs for the fiscal years 2013 through 2017 and performed a discounted cash flow analysis of Apple Eight by discounting the projected unlevered free cash flow of Apple Eight to June 30, 2013 at estimated discount rates ranging from 9.80% to 10.80%.  These estimated discount rates were based on the estimated weighted average cost of capital of Apple Eight, referred to in this discussion as WACC.  KBCM calculated the terminal value per unit of Apple Eight by applying capitalization rates, which are referred to in this discussion as cap rates, ranging from 7.25% to 8.25% to Apple Eight’s projected net operating income.  The terminal cap rates are estimates based on comparable transactions and allowances for cap rate expansion over time.  The terminal value was then discounted to June 30, 2013 using the previously assumed 9.80% to 10.80% discount rate range.  KBCM then arrived at the total estimated equity value of Apple Eight by adding the present value of the unlevered free cash flow and the present value of the terminal value and deducting Apple Eight’s net debt (debt outstanding less cash and marketable securities).

KBCM also performed a discounted cash flow analysis of the pro forma combined company by discounting the projected unlevered free cash flow of the pro forma combined company to June 30, 2013 at estimated discount rates ranging from 9.30% to 10.30%.  These estimated discount rates were based on the pro forma combined company’s estimated WACC.  KBCM calculated the terminal value per share of the pro forma combined company by applying cap rates ranging from 7.85% to 8.85% to the pro forma combined company’s projected net operating income.  The terminal cap rates are estimates based on the pro forma combined company’s cap rates provided by management of the Apple REITs, comparable transactions and allowances for cap rate expansion over time.  The terminal value was then discounted to June 30, 2013 using the previously assumed 9.30% to 10.30% discount rate range.  KBCM then arrived at the total estimated equity value of the pro forma combined company by adding the present value of the unlevered free cash flow and the present value of the terminal value and deducting the pro forma combined company’s net debt (debt outstanding less cash and marketable securities).  KBCM performed the same calculations with respect to Apple Seven and Apple Nine for the reference of the Apple Eight special committee.  This analysis indicated the following implied Apple Eight unit exchange ratio reference range, as compared to the Apple Eight unit exchange ratio provided in the Merger Agreement:

Implied Apple Eight Exchange Ratio Reference Range	Apple Eight Unit Exchange Ratio
0.67x – 0.93x	0.85x

Net Asset Value Analysis

KBCM performed a net asset valuation of Apple Eight.  The net asset analysis is based in large part on the calculation of the gross asset value of real estate, which was calculated by applying a range of cap rates to the estimated 2014 net operating income of the respective assets of Apple Eight and the pro forma combined company.  The blend of cap rates utilized to calculate the gross asset value of Apple Eight and the pro forma combined company’s respective real estate was based on comparable transaction cap rates and imputed cap rates as provided by management of the Apple REITs and calculated by KBCM.  The blended cap rates used by KBCM to calculate the gross asset value range of Apple Eight ranged from 7.00% to 8.00%.  The blended cap rates used by KBCM to calculate the gross asset value range of the pro forma combined company ranged from 7.60% to 8.60%.  The net asset value represents the sum of the derived gross asset value of real estate plus other assets, less liabilities.  KBCM performed the same calculations with respect to Apple Seven and Apple Nine for the reference of the Apple Eight special committee.  This analysis indicated the following implied Apple Eight unit exchange ratio reference range, as compared to the Apple Eight unit exchange ratio provided in the Merger Agreement:

Implied Apple Eight Exchange Ratio Reference Range	Apple Eight Unit Exchange Ratio
0.71x – 0.98x	0.85x

Precedent Transaction Analysis

KBCM reviewed transactions for which there was a sale of a publicly traded REIT engaged primarily in the ownership of hotels.  The transactions include:

Announcement Date	Target	Acquiror
11/29/2012	Apple REIT Six, Inc.	Blackstone Group L.P.
9/19/2007	RLJ Hotel Portfolio	Inland American REIT
7/25/2007	Apple Hospitality Five, Inc.	Inland American Real Estate Trust, Inc.
6/20/2007	Equity Inns, Inc.	Goldman Sachs Group, Inc.
4/15/2007	Innkeepers USA Trust	Apollo Investment Corporation

KBCM then compared the equity consideration paid for the target REITs to the reported EBITDA closest to the date of announcement for the target REITs to derive respective EBITDA multiples.  KBCM also compared the equity consideration paid for the target REITs to the reported number of rooms at the REITs’ hotels, referred to in this discussion as keys, to derive respective value per key figures. KBCM also compared the equity consideration paid for the target REITs to the reported cap rates to derive respective cap rate figures.  Finally, KBCM calculated implied equity values by applying the EBITDA multiples, value per key figures and cap rates to the respective estimated 2014 EBITDA, net operating income and keys of Apple Eight and the pro forma combined company, respectively.  KBCM made similar calculations with respect to Apple Seven and Apple Nine for the reference of the Apple Eight special committee. This analysis indicated the following implied Apple Eight unit exchange ratio reference range, as compared to the Apple Eight unit exchange ratio provided in the Merger Agreement:

Implied Apple Eight Unit Exchange Ratio Reference Range	Apple Eight Unit Exchange Ratio
0.48x –1.21x	0.85x

No company or transaction utilized in this analysis is identical to Apple Eight, the pro forma combined company or the mergers. For example, the transactions used in this analysis occurred in different economic climates than the current one, involved companies with different property profiles and were completed using different consideration. KBCM made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the parties to the Merger Agreement. Mathematical analysis of precedent transactions (such as determining means and medians) in isolation from other analyses is not an effective method of evaluating transactions.

Conclusion

The summary set forth above describes the principal analyses performed by KBCM in connection with its opinion delivered to the Apple Eight special committee on August 6, 2013. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, the analyses underlying the opinion are not readily susceptible to summary description. Each of the analyses conducted by KBCM was carried out in order to provide a different perspective on the Apple Eight merger and add to the total mix of information available. KBCM did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness from a financial point of view. Rather, in reaching its conclusion, KBCM considered the results of the analyses in light of each other and ultimately reached its opinion based upon the results of all analyses taken as a whole. Except as indicated above, KBCM did not place particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, support its determination. Accordingly, notwithstanding the separate factors summarized above, KBCM believes that its analyses must be considered as a whole and that selecting portions of its analysis and the factors considered by it, without considering all analyses and factors, could create an incomplete or misleading view of the evaluation process underlying its opinion. In performing its analyses, KBCM made numerous assumptions with respect to industry performance, business and economic conditions and other matters. Due in part to the inherent unpredictability of industry performance, business conditions and economic conditions, the analyses performed by KBCM are not necessarily indicative of actual value or future results, which may be significantly more or less favorable than suggested by the analyses.

Miscellaneous

Pursuant to the terms of an engagement letter dated June 25, 2013, the Apple Eight special committee agreed to cause Apple Eight to pay KBCM fees for rendering its opinion to the Apple Eight special committee. In accordance with the terms of the engagement letter, Apple Eight paid a non-refundable fee of $250,000 upon the delivery of KBCM’s fairness opinion. That fee was payable independent of the conclusion reached in the opinion and was not contingent on consummation of the mergers. In addition, in accordance with the terms of the engagement letter, Apple Eight paid a non-refundable fee of $750,000 upon the execution of the Merger Agreement.  The Apple Eight special committee also agreed to cause Apple Eight to reimburse KBCM for certain expenses up to $150,000 and to indemnify KBCM and related persons against liabilities in connection with its engagement. The terms of the fee arrangement with KBCM were negotiated at arm’s length between the Apple Eight special committee and KBCM. Affiliates of KBCM have provided in the past, and KBCM and its affiliates expect to provide in the future, financial services to the Apple REITs for which they have received compensation and expect to receive compensation in the future. KBCM has not previously provided investment banking services to Apple Eight.  From August 1, 2011 through August 1, 2013, KBCM and its affiliates derived aggregate revenues of approximately $5 million from the Apple REITs for corporate and commercial banking services unrelated to the mergers.  In the ordinary course of its business, KBCM may actively trade securities of Apple Eight for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

Opinion of Apple Nine’s Financial Advisor

The Apple Nine special committee retained Citigroup as its financial advisor in connection with the mergers.  In connection with this engagement, the Apple Nine special committee requested that Citigroup evaluate the fairness, from a financial point of view, of the aggregate consideration to be paid pursuant to the mergers to Apple Nine.  On August 6, 2013, at a meeting of the Apple Nine special committee held to evaluate the proposed transaction, Citigroup delivered to the Apple Nine special committee an oral opinion, which opinion was confirmed by delivery of a written opinion, dated August 6, 2013, to the effect that, as of the date of the opinion and based on and subject to the various assumptions and limitations set forth in the written opinion, the aggregate consideration to be paid pursuant to the mergers is fair, from a financial point of view, to Apple Nine.

The full text of Citigroup’s written opinion, dated August 6, 2013, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached to this joint proxy statement/prospectus as Annex L and is incorporated into this joint proxy statement/prospectus by reference. The description of Citigroup’s opinion set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of Citigroup’s opinion.

Citigroup’s opinion was provided for the information of the Apple Nine special committee in connection with its evaluation of the aggregate consideration to be paid pursuant to the mergers from a financial point of view and does not address any other aspects or implications of the mergers and the other transactions contemplated by the Merger Agreement.  Citigroup was not requested to consider, and its opinion does not address, the underlying business decision of Apple Nine to effect the mergers, the relative merits of the mergers as compared to any alternative business strategies that might exist for Apple Nine or the effect of any other transaction in which Apple Nine might engage.  Citigroup’s opinion is not intended to be and does not constitute a recommendation to any shareholder as to how such shareholder should vote or act on any matters relating to the mergers or otherwise.

In arriving at its opinion, Citigroup:

•
reviewed a draft dated August 3, 2013 of the Merger Agreement and drafts, in each case dated August 3, 2013, of each of the voting agreement, the conversion agreements, the termination agreement and the subcontract agreement (referred to for purposes of this discussion as the “Ancillary Agreements”);

•
held discussions with certain senior officers, directors and other representatives and advisors of Apple Nine and each of the other Apple REITs concerning the businesses, operations and prospects of each of the Apple REITs;

•
examined certain publicly available business and financial information relating to each of the Apple REITs as well as certain financial forecasts and other information and data relating to each of the Apple REITs, including on a pro forma basis for all the Apple REITs combined (referred to for purposes of this discussion as “Newco”), which were provided to or discussed with Citigroup by the management of the Apple REITs, including information relating to the potential strategic implications and operational benefits (including the amount, timing and achievability thereof) anticipated by the management of the Apple REITs to result from the mergers;

•	reviewed the financial terms of the mergers as set forth in a draft dated August 3, 2013 of the Merger Agreement in relation to, among other things:

o	the historical and projected earnings and other operating data of each of the Apple REITs and Newco;

o	the capitalization and financial condition of each of the Apple REITs and Newco;

•	considered, to the extent publicly available, the financial terms of certain other transactions which Citigroup considered relevant in evaluating the mergers;

•
analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations Citigroup considered relevant in evaluating those of Apple Seven and Apple Eight, taken together, Apple Nine and Newco;

•	evaluated certain potential pro forma financial effects of the mergers on Apple Nine; and

•	conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as Citigroup deemed appropriate in arriving at its opinion.

In rendering its opinion, Citigroup assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with Citigroup and upon the assurances of the Apple REITs that they were not aware of any relevant information that was omitted or remained undisclosed to Citigroup.  With respect to financial forecasts and other information and data relating to the Apple REITs and Newco provided to or otherwise reviewed by or discussed with Citigroup, Citigroup was advised by the management of the Apple REITs that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Apple REITs as to the future financial performance of each of the Apple REITs and Newco, the potential strategic implications and operational benefits anticipated to result from the mergers and the other matters covered thereby.  Citigroup also assumed, with the Apple Nine special committee’s consent, that the financial results (including the potential strategic implications and operational benefits anticipated to result from the mergers) reflected in such forecasts and other information and data will be realized in the amounts and at the times projected.

Citigroup assumed, with the Apple Nine special committee’s consent, that the final terms of the Merger Agreement and the Ancillary Agreements will not vary in any material respect from those set forth in the drafts reviewed by Citigroup and that the mergers will be consummated in accordance with their terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the mergers, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Apple Nine, Newco or the contemplated benefits of the mergers.  Citigroup also assumed, with the Apple Nine special committee’s consent, that each merger will be treated as a tax-free reorganization for federal income tax purposes.  Citigroup was advised by the Apple Nine special committee that the SEC is conducting a non-public investigation of each of the Apple REITs, which is focused principally on the adequacy of certain disclosures in each Apple REIT’s filings with the SEC beginning in 2008, as well as each Apple REIT’s review of certain transactions involving the Apple REITs (referred to for purposes of this discussion as the “SEC Review”).  Citigroup assumed, with the Apple Nine special committee’s consent, that the SEC Review will not result in disproportionate or material liability of Apple Nine or any of the Apple REITs and Citigroup expressed no opinion with respect to such investigation.  Citigroup was also advised by the Apple Nine special committee that each of the Apple REITs is a defendant, with other parties, in a purported class action alleging violations of state and federal securities laws, among other claims.  Citigroup was advised by the Apple Nine special committee that such class action has been dismissed with prejudice, but that the plaintiffs in such class action have filed an appeal of such dismissal.  Citigroup assumed, with the Apple Nine special committee’s consent, that such litigation will not result in disproportionate or material liability of Apple Nine or any of the Apple REITs and Citigroup expressed no opinion with respect to such litigation.  Citigroup was advised by the Apple Nine special committee, and assumed, that (i) the holder of the Apple Eight Series B convertible preferred shares would, under the existing terms of the Apple Eight Series B convertible preferred shares in accordance with the articles of incorporation of Apple Eight, be entitled to convert the Apple Eight Series B convertible preferred shares into Apple Eight common shares upon consummation of the Apple Eight merger; (ii) the conversion of the Apple Eight Series B convertible preferred shares into Apple Nine common shares in the Apple Eight merger as provided in the Merger Agreement will result in the holder of the Apple Eight Series B convertible preferred shares receiving exactly the same consideration as would have been received had the Apple Eight Series B convertible preferred shares been converted into Apple Eight common shares under the Apple Eight articles of incorporation and then converted into Apple Nine common shares in the Apple Eight merger; (iii) the Apple Eight Series A preferred shares would have been terminated without payment and without any further rights, in accordance with the Apple Eight articles of incorporation, upon the conversion of all the Apple Eight Series B convertible preferred shares; (iv) the same is true with respect to the Apple Seven Series B convertible preferred shares and the Apple Seven Series A preferred shares under the constituent documents of Apple Seven; and (v) the Apple Nine Series A preferred shares will terminate without payment and without further rights upon the conversion of all the Apple Nine Series B convertible preferred shares as provided in the voting agreement and the conversion agreements.

Citigroup’s opinion related to the relative values of Apple Seven and Apple Eight, taken together, and Newco.  Citigroup’s opinion was limited to the fairness to Apple Nine, as of the date thereof, from a financial point of view, of the aggregate consideration to be paid pursuant to the mergers.  Citigroup did not express any opinion as to what the value of the Apple Nine common shares actually will be when issued pursuant to the mergers or the price at which the Apple Nine common shares will trade at any time.  Citigroup did not make, and was not provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of any of the Apple REITs, nor did Citigroup make any physical inspection of the properties or assets of any of the Apple REITs.  Citigroup was not requested to, and Citigroup did not, participate in the negotiation or structuring of the mergers, nor was Citigroup requested to, and Citigroup did not, solicit third party indications of interest in any possible strategic alternatives by Apple Nine.  Citigroup expressed no view as to, and Citigroup’s opinion did not address, the underlying business decision of Apple Nine to effect the mergers, the relative merits of the mergers as compared to any alternative business strategies that might exist for Apple Nine or the effect of any other transaction in which Apple Nine might engage, any term of the Ancillary Agreements, the fairness to the holders of the Apple Nine Series B convertible preferred shares of the exchange ratio applicable to the Apple Nine Series B convertible preferred shares in the mergers, the relative treatment among the holders of the Apple Nine common shares, the Apple Nine Series A preferred shares and the Apple Nine Series B convertible preferred shares in the mergers or the relative treatment of the Apple Nine units, the Apple Seven units and the Apple Eight units in the mergers. Citigroup also expressed no view as to, and Citigroup’s opinion did not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation to any officers, directors or employees of any parties to the mergers, or any class of such persons, relative to the aggregate consideration to be paid pursuant to the mergers.  Citigroup’s opinion was necessarily based upon information available to Citigroup, and financial, stock market and other conditions and circumstances that existed, as of the date of its opinion.

In preparing its opinion, Citigroup performed a variety of financial and comparative analyses, including those described below.  The following summary of those analyses is not a complete description of all of the financial analyses performed by Citigroup in connection with its opinion.  The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description.  Citigroup arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion.  Accordingly, Citigroup believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

In its analyses, Citigroup considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of the Apple REITs.  No company, business or transaction used in those analyses as a comparison is identical to the Apple REITs or the mergers, and an evaluation of those analyses is not entirely mathematical.  Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed.  Accordingly, such analyses may not necessarily utilize all companies or transactions that could be deemed comparable to the Apple REITs or the mergers.

The estimates contained in Citigroup’s analyses and the valuation ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by its analyses.  In addition, analyses relating to the value of businesses or securities do not necessarily purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired.  Accordingly, the estimates used in, and the results derived from, Citigroup’s analyses are inherently subject to substantial uncertainty.

Citigroup was not requested to, and it did not, recommend the specific consideration payable in the mergers.  The type and amount of consideration payable in the mergers was determined through negotiations among the Apple REITs and the decision to enter into the Merger Agreement was solely that of the Apple Nine special committee and the Apple Nine board.  Citigroup’s opinion was only one of many factors considered by the Apple Nine special committee and the Apple Nine board in their respective evaluation of the mergers and should not be viewed as determinative of the views of the Apple Nine special committee, the Apple Nine board or management with respect to the mergers or the consideration payable in the mergers.

The following is a brief summary of the material financial and comparative analyses that Citigroup deemed to be appropriate for this type of transaction and that were reviewed with the Apple Nine special committee in connection with rendering Citigroup’s opinion.  The Apple Nine special committee also provided a copy of Citigroup’s opinion and the supporting materials to the Apple Nine board.

The financial analyses summarized below include information presented in tabular format.  In order to fully understand Citigroup’s financial analyses, the tables must be read together with the text of each summary.  The tables alone do not constitute a complete description of the financial analyses.  Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Citigroup’s financial analyses.

For purposes of Citigroup’s financial analyses summarized below, in order to perform a variety of financial and comparative analyses of Apple Seven and Apple Eight on a combined basis (referred to for purposes of this discussion as “Combined A7 and A8”), Citigroup calculated the equity value of Combined A7 and A8 by adding up the income statements and debt as well as cash balances of both Apple Seven and Apple Eight.  In order to derive the number of shares outstanding of Combined A7 and A8 for purposes of calculating the implied equity value per share of Combined A7 and A8, Citigroup applied the unit exchange ratios of 1.00 and 0.85 for Apple Seven and Apple Eight, respectively, as provided for under the Merger Agreement.  Based on these calculations, Citigroup calculated an implied exchange ratio of 1.00 for Apple Nine.  Although Apple Nine units are not being exchanged under the Merger Agreement, for purposes of the analyses described below, Citigroup calculated an implied exchange ratio that would have been applied to Apple Nine were Apple Nine units being converted into shares of Newco.

Financial Analysis of the Apple REITs

Selected Publicly Traded Companies Analysis

Citigroup performed a selected publicly traded companies analysis of Apple Nine, and Combined A7 and A8 based on publicly available information regarding certain financial information and stock market information for the following seven publicly traded REITs:

•	Host Hotels & Resorts Inc.

•	RLJ Lodging Trust

•	Sunstone Hotel Investors Inc.

•	DiamondRock Hospitality Co.

•	Hersha Hospitality Trust

•	Chesapeake Lodging Trust

•	Summit Hotel Properties Inc.

Citigroup selected these publicly traded companies, based on its professional judgment, by focusing on companies that (i) are publicly traded REITs focused on the ownership of hotel properties, (ii) have portfolios comprised of assets primarily operated under a brand owned by one of the leading global lodging brand companies (such as Hilton and Marriott) and (iii) have a conservative capital structure with prudent leverage similar to that of Apple Nine and Combined A7 and A8. Each of Apple Nine and Combined A7 and A8 has a portfolio with a concentration in the premium-branded limited-service and select-service chain scales of the lodging industry. Some of the comparable companies selected include upper upscale chain scale concentrations. Each of Apple Nine and Combined A7 and A8 own more hotels than the majority of the selected peers, representing greater scale and diversification.

Citigroup reviewed, among other things, the enterprise value, calculated as equity value based on closing stock prices on August 2, 2013, plus debt and preferred equity, less cash and other adjustments, of each of the selected companies as a multiple of estimated earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, for fiscal years 2013, 2014 and 2015.  Citigroup also reviewed the closing stock price on August 2, 2013 of each of the selected companies as a multiple of estimated funds from operations per share, which we refer to as FFO per share, and adjusted FFO per share, which we refer to as AFFO per share, for fiscal years 2013, 2014, and 2015.  Citigroup further reviewed the quotient of the net operating income based on year-end of 2013, divided by the implied operating real estate value, which consists of the sum of implied equity value based on closing stock prices on August 2, 2013, plus debt and preferred equity, plus tangible liabilities, less construction in progress and land held for development, less tangible assets as disclosed in the latest available public filings, which we refer to as implied cap rate, of each of the selected companies.  Financial data of the selected companies were based on Wall Street research consensus estimates, public filings and other publicly available information.  Financial data of the Apple REITs were based on internal estimates provided to Citigroup by the management of the Apple REITs.

Citigroup calculated the following multiple ranges based on the selected companies, by adding and/or subtracting 1.0x (in the case of AFFO, FFO and EBITDA) to the simple unadjusted average of the corresponding data of the selected companies to determine the high and low end of the range:

	EBITDA Multiple						FFO Multiple						AFFO Multiple
	2013E		2014E		2015E		2013E		2014E		2015E		2013E		2014E		2015E
Low	13.0	x	11.5	x	10.6	x	11.8	x	9.9	x	8.6	x	12.8	x	11.0	x	10.0	x
High	15.0	x	13.5	x	12.6	x	13.8	x	11.9	x	10.6	x	14.8	x	13.0	x	12.0	x

For purposes of its analysis, Citigroup applied the selected multiple ranges for each forecast year of each of the three categories, EBITDA multiple, FFO multiple and AFFO multiple to the corresponding financial data of Apple Nine and Combined A7 and A8 to calculate the ranges of firm value, equity value and equity value per share for Apple Nine and Combined A7 and A8.  Citigroup then calculated the average of the implied equity values per share derived from such application, which indicated implied equity value per share reference ranges for Apple Nine and Combined A7 and A8.  Citigroup then calculated an implied exchange ratio reference range for Apple Nine by dividing the high range of the intrinsic per share equity value for Apple Nine derived from this analysis by the low range of the intrinsic per share equity value for Combined A7 and A8 derived from this analysis and dividing the low range of the intrinsic per share equity value for Apple Nine derived from this analysis by the high range of the intrinsic per share equity value for Combined A7 and A8 derived from this analysis.  This analysis indicated an implied exchange ratio reference range of 0.86x – 1.26x, as compared to the implied exchange ratio for Apple Nine of 1.00 as described above.

Selected Precedent Corporate Transactions Analysis

Citigroup performed a selected precedent corporate transactions analysis of Apple Nine and Combined A7 and A8 based on publicly available financial information relating to the following nine selected transactions:

Acquiror	Target	Announcement Date
The Blackstone Group	Apple REIT Six, Inc.	11/29/2012
Whitehall Street Global Real Estate	Equity Inns, Inc.	6/21/2007
Apollo Real Estate Consortium	Eagle Hospitality Properties Trust, Inc.	4/30/2007
JER Partners	Highland Hospitality Corporation	4/24/2007
Apollo Investment Corporation	Innkeepers USA Trust	4/16/2007
Inland American Real Estate Trust, Inc.	Winston Hotels, Inc.	4/03/2007
Morgan Stanley Real Estate Fund and Ashford Hospitality Trust, Inc.	CNL Hotels & Resorts, Inc.	1/19/2007
Westmont Hospitality Group and Cadim	Boykin Lodging Company	5/22/2006
Blackstone Real Estate Partners V L.P.	MeriStar Hospitality Corporation	2/21/2006

Citigroup determined in its judgment that the selected comparable companies have a high degree of similarity to Apple Nine and Combined A7 and A8 given that (i) each transaction involves a target company that was structured as a REIT and (ii) each target company’s primary business was the ownership of hotel properties. Most of the target companies had portfolios comprised of assets of similar quality and chain scale orientation to those of Apple Nine and Combined A7 and A8.

Citigroup reviewed, among other things, transaction values based on the consideration payable in the selected transactions as a multiple of the target company’s last twelve months EBITDA, which we refer to as LTM EBITDA multiple and one-year forward EBITDA, which we refer to as CY + 1 EBITDA multiple.  Financial data of the target companies were based on Wall Street research consensus estimates, public filings and other publicly available information.

Citigroup calculated the following multiples for the selected transactions:

	Price / LTM EBITDA		Price / CY+1 EBITDA
Low	13.8	x	11.1	x
High	15.8	x	13.1	x

Citigroup then applied selected LTM EBITDA multiples of 13.8x to 15.8x and CY + 1 EBITDA multiples of 11.1x to 13.1x derived from the selected transactions to the corresponding data of Apple Nine and Combined A7 and A8, which produced a firm value, equity value and equity value per share for each such selected multiples.  Citigroup then calculated the average of the implied equity values per share derived from such application based on the low range of the selected multiples and the high range of the selected multiples, which indicated implied equity value per share reference ranges for Apple Nine and Combined A7 and A8.

Citigroup then calculated an implied exchange ratio reference range for Apple Nine by dividing the high range of the intrinsic per share equity value for Apple Nine derived from this analysis by the low range of the intrinsic per share equity value for Combined A7 and A8 derived from this analysis and dividing the low range of the intrinsic per share equity value for Apple Nine derived from this analysis by the high range of the intrinsic per share equity value for Combined A7 and A8 derived from this analysis.  This analysis indicated an implied exchange ratio reference range of 0.89x – 1.29x, as compared to the implied exchange ratio for Apple Nine of 1.00 as described above.

Selected Precedent Asset Transactions Analysis

Citigroup reviewed publicly available information relating to selected precedent upscale, upper midscale and upper upscale asset transactions from January 1, 2012 to August 2, 2013.  Citigroup selected the precedent asset transactions for its analysis because of the similarities that the assets involved in the selected transactions share with the assets of Apple Nine and Combined A7 and A8. The reasons for choosing the selected transactions include the fact that the selected transactions involved a national scope of limited-service and select-service assets. Minor differences exist in brand focus, chain scale and geographic focus for the selected precedent asset transactions as compared to Apple Nine and Combined A7 and A8. Financial data relating to the precedent asset transactions were based on Real Capital Analytics, public filings and other publicly available information.

Citigroup calculated the following price per key from the selected transactions:

	Upper Upscale	Upscale	Upper Midscale
Low	$146,000	$141,000	$101,000
High	$179,000	$173,000	$124,000

Citigroup applied the price per key values derived from the selected transactions to the corresponding number of upper upscale, upscale and upper midscale keys of Apple Nine and Combined A7 and A8, which produced operating real estate values for each respective chain scale. The sum of the operating real estate values for each chain scale resulted in a total operating real estate value, firm value, equity value and equity value per share for Apple Nine and Combined A7 and A8.  Citigroup then calculated the average of the implied equity values per share derived from such application based on the low range of the selected values and the high range of the selected values, which indicated implied equity value per share reference ranges for Apple Nine and Combined A7 and A8.

Citigroup then calculated an implied exchange ratio reference range for Apple Nine by dividing the high range of the intrinsic per share equity value for Apple Nine derived from this analysis by the low range of the intrinsic per share equity value for Combined A7 and A8 derived from this analysis and dividing the low range of the intrinsic per share equity value for Apple Nine derived from this analysis by the high range of the intrinsic per share equity value for Combined A7 and A8 derived from this analysis.  This analysis indicated an implied exchange ratio reference range of 0.80x – 1.31x, as compared to the implied exchange ratio for Apple Nine of 1.00 as described above.

Discounted Cash Flow Analysis

Citigroup performed a discounted cash flow analysis of each of Apple Nine and Combined A7 and A8 by calculating the estimated present value of the unlevered cash flows that each such company was forecasted to generate during fiscal years 2014 through 2018 based on the estimates prepared by the management of the Apple REITs.  Citigroup calculated terminal values for each of Apple Nine and Combined A7 and A8 by applying a range of terminal value EBITDA multiples of 10.7x to 12.7x to each of Apple Nine’s and Combined A7 and A8’s fiscal year 2019 estimated EBITDA derived by Citigroup based on each of Apple Nine’s and Combined A7 and A8’s estimated RevPAR growth and margin development, which range was selected based on Citigroup’s professional judgment and experience and after taking into consideration, among other things, the operating performance of each of Apple Nine and Combined A7 and A8 compared to the operating performance for the selected comparable companies and the trading multiples for the selected comparable companies.  The cash flows and terminal values of Apple Nine and Combined A7 and A8 were then discounted to present value as of December 31, 2013 using discount rates ranging from 9.7% to 11.6%, based on an estimate of each of Apple Nine’s and Combined A7 and A8’s weighted average cost of capital.  Citigroup then calculated the average of the implied equity values per share derived from such analysis based on the low range of the selected values and the high range of the selected values, which indicated implied equity value per share reference ranges for Apple Nine and Combined A7 and A8.

Citigroup then calculated an implied exchange ratio reference range for Apple Nine by dividing the high range of the intrinsic per share equity value for Apple Nine derived from this analysis by the low range of the intrinsic per share equity value for Combined A7 and A8 derived from this analysis and dividing the low range of the intrinsic per share equity value for Apple Nine derived from this analysis by the high range of the intrinsic per share equity value for Combined A7 and A8 derived from this analysis.  This analysis indicated an implied exchange ratio reference range of 0.86x – 1.33x, as compared to the implied exchange ratio for Apple Nine of 1.00 as described above.

Relative Contribution Analysis

Citigroup performed an analysis of the relative net operating income, EBITDA, FFO and AFFO contributions of Combined A7 and A8 and Apple Nine to Newco.  Financial data of Combined A7 and A8 and Apple Nine were based on internal estimates provided to Citigroup by management of the Apple REITs and public filings. Citigroup calculated the following contribution percentages:

	Implied Contribution of Combined A7 and A8	Implied Contribution of Apple Nine
2013E EBITDA	50.0%	50.0%
2014E EBITDA	50.5%	49.5%
2015E EBITDA	50.8%	49.2%
2013E Net Operating Income	50.6%	49.4%
2014E Net Operating Income	51.0%	49.0%
2015E Net Operating Income	51.1%	48.9%
2013E FFO	47.3%	52.7%
2014E FFO	48.2%	51.8%
2015E FFO	48.7%	51.3%
2013E AFFO	46.5%	53.5%
2014E AFFO	47.5%	52.5%
2015E AFFO	48.1%	51.9%
Average	49.2%	50.8%

Citigroup then derived an implied exchange ratio reference range for Apple Nine based on the exchange ratios calculated from the contribution percentages of Apple Nine and Combined A7 and A8 described above.  This analysis indicated an implied exchange ratio reference range of 0.97x – 1.13x, as compared to the implied exchange ratio for Apple Nine of 1.00 as described above.

Accretion / Dilution Analysis

Citigroup reviewed the potential pro forma impact of the mergers on Apple Nine’s fiscal years 2014 through 2018 estimated per share FFO and AFFO and Newco’s fiscal years 2014 through 2018 estimated per share FFO and AFFO.  Estimated financial data for the Apple REITs and Newco were based on financial forecasts and estimates prepared by the management of the Apple REITs.  This analysis indicated that the mergers could be between approximately 2.1% to 3.7% accretive to Apple Nine stockholders on a FFO per share basis and approximately 1.0% to 2.8% accretive to Apple Nine shareholders on an AFFO per share basis.

Miscellaneous

Under the terms of Citigroup’s engagement, the Apple Nine special committee has agreed to pay Citigroup for its financial advisory services in connection with the mergers a fee of $250,000 upon delivery of its opinion dated August 6, 2013 and, upon the execution and delivery of the Merger Agreement, a fee of $750,000.  The Apple Nine special committee also has agreed to reimburse Citigroup for reasonable expenses up to $150,000 incurred by Citigroup in performing its services, including reasonable fees and expenses of its legal counsel, and to indemnify Citigroup and related persons against liabilities, including liabilities under the federal securities laws, arising out of its engagement.

Citigroup and its affiliates in the past have provided and in the future may provide investment banking and financial advisory services to one or more of the Apple REITs and their affiliates unrelated to the proposed mergers, for which services Citigroup and its affiliates have received and expect to receive compensation, including, without limitation, having acted as financial advisor to Apple Eight in connection with its evaluation of a potential consolidation transaction with Apple Six, Apple Seven and Apple Nine in 2012, for which Citigroup received no compensation.  Citigroup may also provide investment banking and other services to Apple Nine or Newco in the future for additional compensation.  Except as described herein, Citigroup did not provide any investment banking services to the Apple REITs for which Citigroup received compensation during the last two years. Except as described herein, Citigroup was not, as of the date of its opinion, engaged to provide any investment banking services to the Apple REITs.  In the ordinary course of business, Citigroup and its affiliates may actively trade or hold the securities of the Apple REITs for its own account or for the account of its customers and, accordingly, may at any time hold a long or short position in those securities.  In addition, Citigroup and its affiliates, including Citigroup Inc. and its affiliates, may maintain relationships with the Apple REITs and their respective affiliates.

The Apple Nine special committee selected Citigroup as its financial advisor in connection with the mergers based on Citigroup’s reputation and experience.  Citigroup is an internationally recognized investment banking firm which regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.  The issuance of Citigroup's opinion was authorized by Citigroup's fairness opinion committee.

Projected Financial Information of Apple Seven, Apple Eight, Apple Nine and the Combined Company

The Apple REITs do not, as a matter of course, publicly disclose forecasts or internal projections as to their future performance, revenues, earnings or financial condition.  In connection with the process described under “—Background of the Mergers,” management of the Apple REITs provided the Apple Seven special committee, the Apple Eight special committee, the Apple Nine special committee, BofA Merrill Lynch, KBCM and Citigroup with selected, non-public financial forecasts, produced for internal planning purposes, regarding the future performance of the combined company resulting from the mergers and each of Apple Seven, Apple Eight and Apple Nine on a standalone basis.  The following tables present summaries of these forecasts.

	Apple Seven Historical Performance (5) (6)		Apple Seven Forecasts
( $in thousands, except RevPAR)	2011	2012	2013	2014	2015	2016	2017	2018
RevPAR (1)	$80.40	$82.99	$86.95	$93.86	$99.64	$104.22	$106.03	$108.26
Total Revenue	$208,879	$215,945	$225,695	$242,573	$256,812	$268,246	$273,211	$279,172
Corporate EBITDA (2)	$69,148	$63,454	$77,686	$86,064	$93,331	$98,588	$99,277	$100,575
Hotel EBITDA (3)	$74,179	$70,650	$83,216	$92,680	$100,145	$105,607	$106,506	$108,021
Hotel Net Operating Income (4)	$66,733	$62,282	$74,189	$82,977	$89,873	$94,877	$95,577	$96,854

	Apple Eight Historical Performance (6)		Apple Eight Forecasts
( $in thousands, except RevPAR)	2011	2012	2013	2014	2015	2016	2017	2018
RevPAR (1)	$82.09	$84.94	$89.07	$96.38	$102.77	$107.52	$109.65	$112.03
Total Revenue	$190,704	$197,928	$207,433	$223,677	$237,935	$249,011	$253,764	$259,422
Corporate EBITDA (2)	$56,439	$57,123	$64,932	$72,508	$79,798	$84,785	$85,386	$86,505
Hotel EBITDA (3)	$61,741	$63,699	$70,032	$78,765	$86,243	$91,423	$92,223	$93,547
Hotel Net Operating Income (4)	$50,152	$58,430	$61,735	$69,818	$76,725	$81,462	$82,072	$83,170

	Apple Nine (Continuing Operations) Historical Performance (6)		Apple Nine Forecasts
( $in thousands, except RevPAR)	2011	2012	2013	2014	2015	2016	2017	2018
RevPAR (1)	$74.47	$80.04	$84.97	$91.36	$97.21	$101.89	$103.93	$106.36
Total Revenue	$320,500	$365,586	$388,345	$415,966	$441,353	$461,920	$471,548	$482,818
Corporate EBITDA (2)	$102,940	$128,177	$142,405	$153,100	$166,556	$176,470	$178,561	$181,663
Hotel EBITDA (3)	$111,129	$137,404	$149,880	$164,668	$178,471	$188,742	$191,201	$194,683
Hotel Net Operating Income (4)	$94,670	$123,397	$134,346	$148,029	$160,817	$170,265	$172,339	$175,370

	Combined Company Forecasts

( $in thousands, except RevPAR)	2013	2014	2015	2016	2017	2018
RevPAR (1)	$86.53	$93.29	$99.26	$103.93	$105.93	$108.29
Total Revenue	$821,473	$883,865	$937,749	$980,927	$1,001,273	$1,024,163
Corporate EBITDA (2)	$285,024	$313,322	$341,335	$361,493	$365,974	$371,493
Hotel EBITDA (3)	$303,129	$337,763	$366,509	$387,422	$392,680	$399,000
Hotel Net Operating Income (4)	$270,270	$302,474	$329,065	$348,255	$352,739	$358,144

(1)	RevPAR is revenue per available room.
(2)	Corporate EBITDA represents earnings before interest, taxes, depreciation and amortization.
(3)	Hotel EBITDA is EBITDA generated directly by the hotel properties, excludes corporate general and administrative expense.
(4)	Hotel Net Operating Income is Hotel EBITDA less a reserve for capital expenditures of 4% of total revenue in 2013 – 2018. 2011 and 2012 reserve is equal to actual capital expenditures.

(5)	Includes discontinued operations and 2012 Corporate EBITDA, Hotel EBITDA and Hotel Net Operating Income includes a $6.6 million loss on impairment of hotels held for sale.
(6)
Corporate EBITDA, Hotel EBITDA and Hotel Net Operating Income are supplemental measures of operating performance that do not represent and should not be considered as alternatives to net income or cash flow from operations, as determined by GAAP.  A reconciliation of net income to Corporate EBITDA, Hotel EBITDA and Hotel Net Operating Income for each of the Apple REITs is provided below (in thousands).

	Apple Seven		Apple Eight		Apple Nine
	2011	2012	2011	2012	2011	2012
Net income	$25,013	$18,186	$9,464	$5,515	$50,154	$68,684
Interest expense, net	9,975	10,711	10,988	14,647	4,371	6,745
Depreciation expense	34,160	34,557	35,987	36,961	48,415	52,748
Corporate EBITDA	69,148	63,454	56,439	57,123	102,940	128,177
General and administrative expense	5,031	7,196	5,302	6,576	8,189	9,227
Hotel EBITDA	74,179	70,650	61,741	63,699	111,129	137,404
Capital Expenditures	7,446	8,368	11,589	5,269	16,459	14,007
Hotel Net Operating Income	$66,733	$62,282	$50,152	$58,430	$94,670	$123,397

Management of the Apple REITs prepared these forecasts based on actual results of each of the properties of the Apple REITs through April 30, 2013 and various assumptions that management believes were reasonable.  For example, management assumed RevPAR increases from the prior year beginning in 2013 of approximately 5% for Apple Seven and Apple Eight and approximately 6% for Apple Nine, a RevPAR increase of approximately 8% in 2014 for each of the Apple REITs, a RevPAR increase of approximately 6% for Apple Seven and Apple Nine and approximately 7% for Apple Eight in 2015, and RevPAR increases of approximately 5%, 2% and 2% in 2016, 2017 and 2018 respectively for each of the Apple REITs.  The forecasted increases were developed based on each property’s individual market and reviewed across the applicable portfolio to ensure consistency with industry analysts’ projections of revenue growth. In addition, management assumed higher operating costs to support increased revenue (costs such as wages, marketing, utilities and maintenance), and an increase in variable costs such as franchise and management fees which are generally based on revenue.  Management also assumed the Apple REITs would incur increased fixed costs such as property taxes due to improved operating results and general inflation.  These assumptions were made as of the time the financial forecasts were prepared, and are subject to inherent uncertainties as discussed below.

These forecasts were not prepared with a view toward public disclosure.  Accordingly, these forecasts were not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, published guidelines of the SEC regarding forward-looking statements or GAAP and some of the forecasts present financial metrics that were not prepared in accordance with GAAP, including Hotel EBITDA, Corporate EBITDA and Hotel Net Operating Income.  The Apple REITs consider Hotel EBITDA, Corporate EBITDA and Hotel Net Operating Income as supplemental measures of operating performance in the real estate industry that, along with other financial measures included in this joint proxy statement/prospectus in the sections entitled “Selected Historical Financial Data of Apple REIT Seven, Inc.,” “Selected Historical Financial Data of Apple REIT Eight, Inc.” and “Selected Historical and Pro Forma Financial Data of Apple REIT Nine, Inc.,” provide investors with an indication of the performance of the Apple REITs.  However, these measures do not provide a complete picture of the operations of the Apple REITs and should not be considered a substitute for or superior to GAAP results.  Neither the independent auditors of the Apple REITs nor any other independent accountants have compiled, examined or performed any procedures with respect to the financial forecasts set forth above, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, these financial forecasts.

The financial forecasts were prepared solely for internal use and are subjective in many respects. As a result, there can be no assurance that these prospective results will be realized or that actual results will not be significantly higher or lower than estimated.  The financial forecasts are forward-looking statements and are based on estimates and assumptions that involve judgments with respect to, among other things, future economic, competitive and financial market conditions and future business decisions that may not be realized and are inherently subject to significant business, economic, competitive and regulatory uncertainties, including the factors described in the section entitled “Cautionary Statement Regarding Forward-Looking Statements,” all of which are difficult to predict and many of which are beyond the control of the Apple REITs and will be beyond the control of Apple Nine as the combined company after the mergers.  Specifically, items or events which could have affected or may affect these forecasts include, without limitation, costs incurred by the Apple REITs in conjunction with the mergers and the other transactions contemplated by the Merger Agreement, unanticipated property impairment costs, costs resulting from unforeseen natural disasters, the ability of the Apple REITs to implement their operating strategies and to manage planned growth, the realization of planned synergies and other cost savings as a result of the mergers, the outcome of current and future litigation and regulatory proceedings or inquiries, changes in economic cycles and competition within the hotel industry.

The Apple REITs have made publicly available their actual results for the fiscal year ended December 31, 2012 and the nine months ended September 30, 2013.  To obtain this information, you should review the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and Form 10-Q for the nine months ended September 30, 2013 for each of the Apple REITs (and for Apple Seven, the Current Report on Form 8-K filed on September 9, 2013), copies of which are attached to this joint proxy statement/prospectus as Annexes N, O and P. See also “Where You Can Find More Information” beginning on page 229.  You are cautioned not to place undue reliance on the specific portions of the financial forecasts.  No one has made or makes any representation to any shareholder regarding the information included in the financial forecasts.

For the foregoing reasons, there can be no assurance that the forecasted results would be realized, that actual results would not differ materially from those forecasted or that actual results will not be significantly higher or lower than forecasted.  These forecasts cannot, therefore, be considered a guaranty of future operating results, and this information should not be relied on as such.

The Apple REITs do not intend to update or otherwise revise any of this information to reflect circumstances existing since it was prepared, including unanticipated events.  Further, the Apple REITs do not intend to update or otherwise revise any of this information to reflect changes in the general economy or industry conditions.

Interests of Apple REIT Directors and Executive Officers in the Mergers

In addition to their interests in the mergers as shareholders, some of the Apple Seven, Apple Eight and Apple Nine directors and executive officers have interests in the mergers that differ from, or are in addition to, the interests of the Apple Seven, Apple Eight and Apple Nine shareholders. The board of directors of each of Apple Seven, Apple Eight and Apple Nine was aware of, and considered the interests of, its respective directors and executive officers in approving the Merger Agreement.

Options

The Merger Agreement provides that, at the effective time of the mergers, each outstanding Apple Seven option will be converted into an option to acquire a number of Apple Nine common shares equal to the number of Apple Seven units subject to such Apple Seven option multiplied by the Apple Seven unit exchange ratio, rounded down to the nearest whole share, and each outstanding Apple Eight option will be converted into an option to acquire a number of Apple Nine common shares equal to the number of units subject to such Apple Eight option multiplied by the Apple Eight unit exchange ratio, rounded down to the nearest whole share.  The strike price for such options will range from $11 to $12.94 per option.  For more information, please see the discussion below under “The Merger Agreement—Treatment of Options” beginning on page 112.

Based on the options held by the Apple Seven and Apple Eight directors on January 8, 2014, upon completion of the mergers, the Apple Seven and Apple Eight directors will be entitled to and vested in the number of Apple Nine options shown in the table below. The Apple Seven and Eight executive officers do not hold any options.

Name	Number of Current Apple Seven Options	Number of Current Apple Eight Options	Number of Apple Nine Options After the Mergers Exchanged for Current Apple Seven and Apple Eight Options
Glenn W. Bunting	129,356	116,969	228,779
Kent W. Colton	129,356	116,969	228,779
Bruce H. Matson	127,039	-	127,039
James C. Barden, Jr.	5,500	-	5,500
Robert M. Wily	-	116,969	99,423
Michael S. Waters	-	116,969	99,423
Total	391,251	467,876	788,943

Conversion of Series B Convertible Preferred Shares

Glade M. Knight is currently the sole record holder of all 240,000, 240,000 and 480,000 outstanding Series B convertible preferred shares of Apple Seven, Apple Eight and Apple Nine, respectively. Mr. Knight has agreed to assign certain benefits (if any) associated with a total of 77,389, 69,351 and 131,203 Series B convertible preferred shares of Apple Seven, Apple Eight and Apple Nine, respectively, to certain Apple REIT executives, family members and other employees, including the right of conversion upon the occurrence of certain events.

At the effective time of the mergers, each outstanding Series B convertible preferred share of Apple Seven will be converted into the right to receive a number of Apple Nine common shares equal to 24.17104 multiplied by the Apple Seven unit exchange ratio and each outstanding Series B convertible share of Apple Eight will be converted into the right to receive a number of Apple Nine common shares equal to 24.17104 multiplied by the Apple Eight unit exchange ratio, as discussed below under “The Merger Agreement—Merger Consideration” beginning on page 111.  Immediately before the effective time of the mergers, each outstanding Series B convertible preferred share of Apple Nine will be converted into the right to receive 24.17104 Apple Nine common shares pursuant to Section 5.2(e) of the articles of incorporation of Apple Nine, as discussed below under “The Voting Agreement between the Apple REITs and Glade M. Knight—Conversion” beginning on page 132 and under “Conversion Agreements—Conversion” beginning on page 133. Fractional Apple Nine common shares, rounded to three decimals, will be issued with respect to each merger to the extent necessary.

The directors and executive officers of Apple Seven, Apple Eight and Apple Nine who will receive certain benefits of the Series B convertible preferred shares in connection with the mergers are listed below along with the number of Apple Nine common shares into which such Series B convertible preferred shares assigned to each such person would be convertible.

Name of Directors or Executive Officer	Number of Current Apple Seven Series B Convertible Preferred Shares		Number of Current Apple Eight Series B Convertible Preferred Shares		Number of Current Apple Nine Series B Convertible Preferred Shares		Number of Apple Nine Common Shares After the Mergers
Glade Knight	162,611	(1)	170,649	(1)	348,797	(4)	15,867,312.458
Justin Knight	33,795	(2)(3)	15,045	(2)	30,090	(2)	1,853,272.193
David McKenney	15,045	(2)	15,045	(2)	30,090	(2)	1,400,065.193
Kristian Gathright	15,045	(2)	15,045	(2)	30,090	(2)	1,400,065.193
Bryan Peery	1,876	(2)	1,876	(2)	3,752	(2)	174,577.753
David Buckley	938	(2)	1,876	(2)	3,752	(2)	151,905.318
Above directors and executive officers as a group:	229,310		219,536		446,571		20,847,198.108
________________
(1)	Number of shares does not include 3,750 shares with benefits assigned to Glade Knight’s spouse.
(2)	Number of shares refers to Series B convertible preferred shares with respect to which benefits have been assigned.
(3)
Number of shares included 18,750 shares with benefits assigned to JAMN Ltd. Partnership LLC of which Justin Knight is the general partner. Justin Knight disclaims beneficial ownership of those shares except to the extent of his pecuniary interest therein.

(4)	Number of shares does not include 7,500 shares with benefits assigned to Glade Knight’s spouse.

Termination Agreement, Subcontract Agreement and Transfer Agreement

In connection with the mergers, Apple Nine will become self-managed. In furtherance of the foregoing, the Apple REITs, as applicable, have entered into a termination agreement, a subcontract agreement and transfer agreement as discussed below.

In connection with the mergers, Apple Seven, Apple Eight and Apple Nine have entered into a termination agreement with Apple Seven Advisors, Apple Eight Advisors, Apple Nine Advisors and Apple Suites Realty Group, each of which is wholly owned by Glade M. Knight, as discussed under “Termination Agreement” beginning on page 133.  Currently, each of the Apple REITs pay significant fees to one or more of these advisor entities, as described more fully under the heading “Related Parties” in annual and quarterly reports of each of the Apple REITs attached to this joint proxy statement/prospectus (see Annexes N, O and P).

Under the termination agreement, the parties have agreed that the existing advisory agreements and property acquisition/disposition agreements with respect to the Apple REITs will be terminated effective as of immediately before the effective time of the mergers, and no fees will be payable as a result of the termination of the existing advisory agreements and property acquisition/disposition agreements. As a result, each of the Apple REITs will no longer pay the various fees currently paid to its respective advisors.

The board of directors of each Apple REIT has unanimously approved the termination agreement based on the unanimous recommendation of its special committee. The termination agreement has also been approved by the boards of Apple Seven Advisors, Apple Eight Advisors, Apple Nine Advisors and Apple Suites Realty Group, respectively.

In connection with the mergers, Apple Nine has entered into a subcontract agreement with Apple Ten Advisors, as discussed under “Subcontract Agreement” beginning on page 133.  Apple Ten also signed the subcontract agreement to acknowledge the terms of the subcontract agreement.

Under the subcontract agreement, effective as of the effective time of the mergers, Apple Ten Advisors has agreed to subcontract its obligations under the advisory agreement between Apple Ten Advisors and Apple Ten to Apple Nine, and Apple Nine, directly or through its subsidiaries, has agreed to provide to Apple Ten the advisory services contemplated under such advisory agreement, arising on or after the effective time of the mergers, when and as each such performance will be required of Apple Ten Advisors under such advisory agreement. Further, in connection with the foregoing, the parties have agreed that Apple Nine will receive all fees and expenses Apple Ten is obligated to pay under the advisory agreement.

The board of directors of each Apple REIT has unanimously approved the subcontract agreement based on the unanimous recommendation of its special committee. The subcontract agreement has also been approved by the boards of Apple Ten Advisors and Apple Ten, respectively.

In connection with the mergers, Apple Nine has entered into a transfer agreement with Apple Nine Advisors and Apple Fund Management, as discussed under “Transfer Agreement” beginning on page 134.

Under the transfer agreement, Apple Nine Advisors has agreed, among other things, to transfer all of the membership interests in Apple Fund Management to Apple Nine immediately following the effective time of the mergers in consideration for $1.00 and other consideration described in the transfer agreement. Through Apple Fund Management, Apple Nine Advisors provides support services to Apple Seven, Apple Eight, Apple Nine and Apple Ten and their respective advisor and real estate brokerage service companies. All of the costs of Apple Fund Management are allocated among, and reimbursed by, the companies that receive these support services. From and after the effective time of the transactions contemplated by the management company transfer agreement, Apple Fund Management and Apple Nine will, jointly and severally, indemnify Apple Nine Advisors and its subsidiaries, each of Apple Seven Advisors, Apple Eight Advisors and Apple Ten Advisors and their respective representatives and affiliates from certain liabilities, as discussed under “Transfer Agreement” beginning on page 134.

The board of directors of each Apple REIT has unanimously approved the termination agreement, the subcontract agreement and the transfer agreement based on the unanimous recommendation of its special committee. The transfer agreement has also been approved by the boards of Apple Nine Advisors and Apple Fund Management, respectively.

Meeting Fees

Each of the Apple Seven, Apple Eight and Apple Nine directors, excluding Glade M. Knight, received meeting fees of $1,500 for each special committee meeting and $1,000 for each board meeting attended in connection with the mergers.

Compensation of Apple Nine Directors and Officers After the Mergers

After the mergers, the Apple Nine compensation committee will determine the compensation paid to the executive officers of Apple Nine as they will become employees of Apple Nine as a result of the transfer of Apple Fund Management to Apple Nine.  For further information on the compensation of Apple Nine directors and officers after the mergers, see “Management of Apple Nine – Compensation After the Mergers” beginning on page 222.

Directors’ and Officers’ Indemnification and Insurance

The Merger Agreement provides that, from and after the effective time of the mergers, Apple Nine will indemnify all present and former directors, officers, employees and agents of Apple Seven and Apple Eight and their respective subsidiaries who at any time prior to the effective time of the mergers were entitled to indemnification under the articles of incorporation or bylaws of Apple Seven and Apple Eight, respectively, or employment agreements between Apple Seven and its officers and Apple Eight and its officers existing on the date of the Merger Agreement to the same extent as they are entitled to indemnification under such articles of incorporation or bylaws or existing employment agreements in respect of actions or omissions occurring at or prior to the effective time of the mergers (including, without limitation, the transactions contemplated by the Merger Agreement).

In addition, Seven Acquisition Sub and Eight Acquisition Sub, as the surviving corporations of the merger to which it is a party, have agreed to obtain and maintain for a period of six years from and after the effective time of the mergers “run-off” or “tail” director and officer liability coverage for the directors and officers of Apple Seven and its subsidiaries and Apple Eight and its subsidiaries, respectively, without reduction of existing coverage under, and having terms not less favorable to the insured persons, than the director and officer liability insurance coverage presently maintained by Apple Seven and Apple Eight.

Further, the articles of incorporation and bylaws of Seven Acquisition Sub and Eight Acquisition Sub, as the surviving corporation of the merger to which it is a party, in effect as of and after the effective time of the mergers must contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees or agents of Apple Seven and any of its subsidiaries and Apple Eight and its subsidiaries, respectively, than are presently set forth in the articles of incorporation and bylaws of Apple Seven and Apple Eight.

Employment and Directorships with Affiliates

Glade M. Knight, James C. Barden, Jr., Glenn W. Bunting, Jr., Kent W. Colton and Bruce H. Matson serve as directors on the Apple Seven board. Messrs. Knight, Bunting and Colton are also directors of Apple Eight along with Michael S. Waters and Robert M. Wily. Messrs. Knight, Barden, Matson, Waters and Wily are also directors of Apple Nine. Messrs. Knight and Colton are also directors of Apple Ten. Due to the overlap among the directors of the Apple REITs, Messrs. Barden and Colton were appointed as the two members of the special committee of the Apple Seven board, Messrs. Bunting and Wily were appointed as the two members of the special committee of the Apple Eight board and Messrs. Matson and Waters were appointed as the two members of the special committee of the Apple Nine board.

Immediately following the effective time of the mergers, the number of directors of Apple Nine will be increased and Messrs. Bunting and Colton will be elected to serve as additional directors of Apple Nine.

Glade M. Knight is chairman and chief executive officer of Apple Seven, Apple Eight, Apple Nine and Apple Ten.

Apple Seven, Apple Eight, Apple Nine and Apple Ten are organized as REITs formed to acquire and own hotels and other income-producing real estate in the United States.

Regulatory Approvals

No material federal or state regulatory approvals are required in connection with the mergers other than regulatory approvals that the Apple REITs expect to obtain in the ordinary course.

Accounting Treatment

Apple Nine will account for the mergers under the acquisition method of accounting for business combinations under United States generally accepted accounting principles with Apple Nine being deemed to have acquired Apple Seven and Apple Eight. This means that Apple Nine will record the assets and liabilities of Apple Seven and Apple Eight, as of the completion of the mergers, at their fair values including an amount for goodwill, if applicable, representing the difference between the purchase price and fair value of the identifiable assets and liabilities. Financial statements of Apple Nine issued after the mergers will reflect only the operations of Apple Seven’s and Apple Eight’s businesses after the mergers and will not be restated retroactively to reflect the historical financial position or results of operations of either Apple Seven or Apple Eight prior to the mergers.

THE MERGER AGREEMENT

The following is a summary of the material terms of the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. The summary of the material terms of the Merger Agreement below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this joint proxy statement/prospectus as Annex A and is incorporated by reference into this joint proxy statement/prospectus. You are urged to read the Merger Agreement carefully and in its entirety because it, and not the description below or elsewhere in this joint proxy statement/prospectus, is the legal document that governs the mergers.

The Merger Agreement has been included in this joint proxy statement/prospectus to provide you with information regarding the terms of the mergers. It is not intended to provide you with any other factual or financial information about the Apple REITs or any of their respective affiliates or businesses. Information about each Apple REIT can be found elsewhere in this joint proxy statement/prospectus and in the other filings such Apple REIT has made with the SEC, which are available without charge at http://www.sec.gov. See “Where You Can Find More Information” on page 229.

The Mergers

The Merger Agreement provides for the merger of Apple Seven with and into Seven Acquisition Sub, and the merger of Apple Eight with and into Eight Acquisition Sub. At the effective time of the mergers, the separate corporate existence of each of Apple Seven and Apple Eight will cease and Seven Acquisition Sub or Eight Acquisition Sub, as the case may be, will be the surviving corporation and a wholly owned subsidiary of Apple Nine. Upon completion of the mergers, the directors and officers of each of the Acquisition Subs will be the initial directors and officers of the applicable surviving corporation.  Immediately following the effective time of the mergers, the number of directors of Apple Nine will be increased to seven and Glenn W. Bunting and Kent W. Colton will be elected to serve as additional directors of Apple Nine.

Effective Time of the Mergers

The mergers will become effective at such time and on such date as the Acquisition Subs, Apple Seven and Apple Eight will specify in the Articles of Merger with respect to the mergers. The parties to the mergers will cause the effective time of the mergers to occur on the closing date, which will occur:

•
as promptly as practicable (but no later than the second business day) after satisfaction or waiver of the conditions described under “—Conditions to Complete the Mergers” beginning on page 126 (other than those conditions that by their nature are to be satisfied by actions taken at the closing, but subject to the satisfaction or waiver (to the extent permitted by applicable law) of such conditions); or

•	such other date as may be agreed in writing by all of the Apple REITs.

Merger Consideration

Pursuant to the terms of the Merger Agreement, at the effective time of the mergers:

•
each issued and outstanding Apple Seven unit (other than shares with respect to which holders have properly exercised, perfected and not subsequently withdrawn or lost their appraisal rights in accordance with Article 15 of the VSCA) will be converted into the right to receive one (the “Apple Seven unit exchange ratio”) Apple Nine common share, and each issued and outstanding Series B convertible preferred share of Apple Seven will be converted into the right to receive a number of Apple Nine common shares equal to 24.17104 multiplied by the Apple Seven unit exchange ratio; and

•
each issued and outstanding Apple Eight unit (other than shares with respect to which holders have properly exercised, perfected and not subsequently withdrawn or lost their appraisal rights in accordance with Article 15 of the VSCA) will be converted into the right to receive 0.85 (the “Apple Eight unit exchange ratio”) Apple Nine common shares, and each issued and outstanding Series B convertible preferred share of Apple Eight will be converted into the right to receive a number of Apple Nine common shares equal to 24.17104 multiplied by the Apple Eight unit exchange ratio.

Fractional Apple Nine common shares, rounded to three decimal places, will be issued with respect to each merger to the extent necessary.

Each issued and outstanding Apple Seven unit and Apple Eight unit (including any fractional units) that is owned by any of the Apple REITs, the Acquisition Subs or any of their respective subsidiaries will no longer be outstanding and will be automatically canceled and will cease to exist, and no consideration will be delivered in exchange therefor.

Conversion of Apple Nine Series B Convertible Preferred Shares

In accordance with the terms of the Apple Nine articles of incorporation, as a result of termination of Apple Nine’s advisory agreement with Apple Nine Advisors immediately before the effective time of the mergers, as discussed below under “Termination Agreement” beginning on page 133, and pursuant to the terms of the voting agreement, as discussed below under “Voting Agreement between the Apple REITs and Glade M. Knight” beginning on page 130, and the conversion agreements, as discussed below under “Conversion Agreements” beginning on page 132, Glade M. Knight and each person to whom Mr. Knight has assigned certain benefits associated with certain of his Apple Nine Series B convertible preferred shares has agreed to convert each of the Apple Nine Series B convertible preferred shares held by them into 24.17104 Apple Nine common shares immediately before the effective time of the mergers.

Upon the conversion of the Apple Nine Series B convertible preferred shares into Apple Nine common shares, each Apple Nine Series A preferred share, associated with each issued and outstanding Apple Nine common share, will terminate automatically in accordance with Section 5.1(f) of the articles of incorporation of Apple Nine, and as a result each Apple Nine shareholder will only hold Apple Nine common shares.

Dissenting Shares

The Mergers

Shares of Apple Seven or Apple Eight held by a holder who properly exercises, perfects and does not subsequently withdraw or lose its appraisal rights with respect to such shares in accordance with Article 15 of the VSCA will not be converted into the right to receive, or become exchangeable for, the applicable merger consideration, but rather will be entitled to appraisal rights as further described in this joint proxy statement/prospectus under “Dissenters’ Rights of Appraisal—The Mergers” beginning on page 161. However, if after the effective time of the mergers, any holder of such shares fails to perfect or effectively withdraws or loses such appraisal right, then that holder will not receive appraisal rights in accordance with Virginia law, and the shares held by that holder will be treated as if they had been converted into the right to receive, and become exchangeable for, at the effective time of the mergers, the applicable merger consideration, as described above under “—Merger Consideration.”

The First Apple Nine Charter Amendment

Shares of Apple Nine held by a holder who properly exercises, perfects and does not subsequently withdraw or lose its appraisal rights with respect to such shares in accordance with Article 15 of the VSCA will be entitled to appraisal rights as further described in this joint proxy statement/prospectus under “Dissenters’ Rights of Appraisal—The First Apple Nine Charter Amendment” beginning on page 163.  Apple Nine will be responsible for all payments to be made under Article 15 of the VSCA in respect to such shares.

Treatment of Options

Each Apple Seven and Apple Eight option that is outstanding immediately prior to the effective time of the mergers will be converted into an option to acquire Apple Nine common shares.  For each outstanding Apple Seven option, such option will be converted into an option to acquire Apple Nine common shares equal to the product of (i) the number of Apple Seven units subject to such option multiplied by (ii) the Apple Seven unit exchange ratio, rounded down to the nearest whole share.  For each outstanding Apple Eight option, such option will be converted into an option to acquire Apple Nine common shares equal to the product of (i) the number of Apple Eight units subject to such option multiplied by (ii) the Apple Eight unit exchange ratio rounded down to the nearest whole share.

The terms and conditions of each option to acquire Apple Nine common shares will otherwise generally remain the same as the terms and conditions of the original Apple Seven and Apple Eight options, except that the exercise price per share of such option will equal the quotient of (i) the exercise price per share of such original option divided by (ii) the Apple Seven unit exchange ratio or Apple Eight unit exchange ratio, as the case may be, rounded up to the nearest whole cent.

Articles and Bylaws

The articles of incorporation and bylaws of each of the Acquisition Subs, in each case as in effect immediately prior to the effective time of the mergers, will become the articles of incorporation and bylaws of the applicable surviving corporation as of the effective time of the mergers.

Apple Nine Charter and Bylaws Amendments

First Apple Nine Charter Amendment

Prior to or as of the effective time of the mergers, the articles of incorporation of Apple Nine will be amended (i) to change the name of Apple Nine to Apple Hospitality REIT, Inc., (ii) to increase the number of authorized Apple Nine common shares from 400,000,000 to 800,000,000, (iii) to add a provision permitting the board or shareholders of Apple Nine to amend the bylaws of Apple Nine in the event the Apple Nine common shares are to be listed on a national securities exchange and effective as of the date the Apple Nine common shares are first listed on a national securities exchange, and (iv) to add restrictions on transfer and ownership of Apple Nine common shares to protect Apple Nine’s REIT tax status. A copy of the form of the First Apple Nine Charter Amendment has been attached as Annex D to this joint proxy statement/prospectus.

Second Apple Nine Charter Amendment

At the shareholder meeting of Apple Nine, Apple Nine will submit for approval an amendment to the Apple Nine articles of incorporation authorizing the Apple Nine board, in its discretion and within one year of obtaining shareholder approval of the Second Apple Nine Charter Amendment, to implement a 50% reverse stock split of Apple Nine common shares in connection with listing Apple Nine common shares for trading on a national securities exchange.  If the reverse stock split is implemented, the number of Apple Nine common shares issued and outstanding would be reduced by half.  A copy of the form of the Second Apple Nine Charter Amendment has been attached as Annex E to this joint proxy statement/prospectus.

Apple Nine Bylaws Amendment

As of the effective time of the mergers, the Apple Nine bylaws will be amended (i) to change the name of Apple Nine in the bylaws to Apple Hospitality REIT, Inc., (ii) to provide that the provisions relating to restrictions on transfer and ownership to protect Apple Nine’s REIT tax status apply only to Apple Nine common shares not subject to the transfer and ownership restrictions set forth in the First Apple Nine Charter Amendment, (iii) to eliminate Article VIII of the Apple Nine bylaws relating to the employment of the external advisor and provide that other provisions in the bylaws that relate to an external advisor would have no force and effect if Apple Nine has no external advisor, and (iv) to permit the Apple Nine board to amend the Apple Nine bylaws without shareholder approval in the event the Apple Nine common shares are to be listed on a national securities exchange and effective as of the date the Apple Nine common shares are first listed on a national securities exchange. A copy of the form of the Apple Nine Bylaws Amendment has been attached as Annex F to this joint proxy statement/prospectus.

Exchange Procedures

As promptly as practicable after the effective time of the mergers and in no event later than two business days following the effective time of the mergers, an exchange agent appointed by Apple Nine will mail to each holder of record of outstanding shares of Apple Seven or Apple Eight, as the case may be, that were converted into the right to receive the merger consideration, as described above under “—Merger Consideration,” a letter of notification (which will be in a form as reasonably agreed upon by the Apple REITs prior to the effective time of the mergers) describing  the applicable merger consideration issued to each holder as a consequence of the mergers.

The merger consideration issued upon exchange of the respective shares of each of Apple Seven and Apple Eight will be deemed to have been issued in full satisfaction of all rights pertaining to the shares of each of Apple Seven and Apple Eight. There will be no further registration of transfers on the stock transfer books of Apple Seven and Apple Eight of the shares that were outstanding immediately prior to the effective time of the mergers. Any portion of the merger consideration delivered to the exchange agent pursuant to the Merger Agreement that remains unclaimed for twelve months after the effective time of the mergers will be redelivered by the exchange agent to Apple Nine, upon demand, and any holders of shares of Apple Seven and Apple Eight that have not been surrendered as contemplated by the Merger Agreement must thereafter look only to Apple Nine for delivery of the merger consideration, subject to applicable abandoned property, escheat and other similar laws.

Representations and Warranties

The Merger Agreement contains representations and warranties of each of the parties to the Merger Agreement to the other parties. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important confidential disclosures and qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement. Accordingly, shareholders of the Apple REITs should not rely on representations and warranties as characterizations of the actual state of facts or circumstances, and should bear in mind that the representations and warranties were made solely for the benefit of the parties to the Merger Agreement, were negotiated for purposes of allocating contractual risk among the parties to the Merger Agreement rather than to establish matters as facts, and may be subject to contractual standards of materiality different from those generally applicable to shareholders. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in public disclosures by the Apple REITs. This description of the representations and warranties is included to provide shareholders of the Apple REITs with information regarding the terms of the Merger Agreement.

In the Merger Agreement, each of Apple Seven and Apple Eight made representations and warranties relating to, among other things:

•	due incorporation, valid existence, good standing and power and authority of such company to operate it assets and properties and to carry on its business as it is now being conducted;

•	due incorporation or organization, valid existence and good standing and power and authority of such company’s subsidiaries to carry on their businesses as now being conducted;

•	capital structure and capitalization of such company and its subsidiaries;

•	authority to enter into the Merger Agreement and, subject to shareholder approval, complete the applicable merger and the other transactions contemplated by the Merger Agreement;

•	enforceability of the Merger Agreement against such company;

•
approval of the board of such company of the Merger Agreement, the applicable plan of merger, the voting agreement, the termination agreement and the subcontract agreement and the transactions contemplated thereby, including the mergers, based on the unanimous recommendation of the special committee of the board of such company;

•	absence of conflicts with, violations or breaches of, or defaults under, such company’s organizational documents, certain contracts applicable to it and its subsidiaries, and applicable laws;

•
consents, approvals, orders or authorizations of, or registrations or filings with, governmental entities required in connection with executing and delivering the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement;

•	such company’s SEC filings since January 1, 2010, and the financial statements contained therein;

•
such company’s internal controls over financial reporting and its disclosure controls and procedures, and the absence of any off-balance sheet arrangements where the result, purpose or effect is to avoid disclosure of any material transaction involving, or material liabilities of, such company or its subsidiaries;

•
absence of any material adverse effect, as defined below under “—Conditions to Complete the Mergers,” on such company and certain other changes and events since December 31, 2012 through the date of the Merger Agreement;

•	absence of any undisclosed litigation or investigations against or affecting such company or its subsidiaries;

•	tax matters affecting such company and its subsidiaries, including such company’s REIT qualification;

•	the absence of loans, employment contracts or severance arrangements to or from such company or its subsidiaries’ employees, officers or directors;

•	receipt by the special committee of the board of such company of an opinion from the financial advisor to such special committee;

•	absence of any undisclosed broker’s, finder’s or other similar fees;

•
possession of all permits necessary to own, lease and operate the properties and assets of such company or to carry on the business of such company, and the absence of violations of, and failures to comply with, any such permits and applicable laws;

•
the materials contracts of such company and its subsidiaries, the absence of breaches or violations of, or defaults under, any such material contract and the absence of certain related party transactions;

•	environmental matters affecting such company and its subsidiaries;

•	real property owned or ground leased by such company and its subsidiaries;

•	certain of the franchise and management agreements of such company and its subsidiaries;

•	personal property owned or leased by such company and its subsidiaries;

•	insurance policies of such company and its subsidiaries;

•	the accuracy of the information supplied by such company for inclusion or incorporation by reference in this joint proxy statement/prospectus;

•	books and records of such company and its subsidiaries;

•	labor matters affecting such company and its subsidiaries;

•
the vote of the shareholders of such company required to approve the merger to which such company is a party, the Merger Agreement, the applicable plan of merger and the other transactions contemplated by the Merger Agreement;

•
absence of liabilities other than liabilities reserved for on the most recent audited balance sheet for the period ended December 31, 2012, liabilities incurred in the ordinary course of business consistent with past practice of such company subsequent to December 31, 2012 and such other liabilities as would not have a material adverse effect on such company;

•	intellectual property used by, owned by or licensed to such company and its subsidiaries;

•	stock incentive plans and other benefit programs provided or maintained by such company and its subsidiaries;

•	exemption of the Merger Agreement, the mergers and the other transactions contemplated by the Merger Agreement from the requirements in anti-takeover statutes or similar statutes or regulations; and

•	absence and disclaimer of any other representations or warranties made with respect to such company and its subsidiaries.

In the Merger Agreement, Apple Nine made representations and warranties relating to, among other things:

•
due incorporation, valid existence, good standing and power and authority of Apple Nine and each Acquisition Sub to operate its assets and properties and to carry on its business as it is now being conducted;

•	due incorporation or organization, valid existence and good standing and power and authority of Apple Nine’s subsidiaries to carry on their businesses as now being conducted;

•
capital structure and capitalization of Apple Nine, the Apple Nine common shares to be issued in exchange for Apple Seven shares and Apple Eight shares in the mergers, and the conversion of Apple Nine Series B convertible preferred shares into Apple Nine common shares as described below under “Voting Agreement between the Apple REITs and Glade M. Knight” beginning on page 130;

•	authority to enter into the Merger Agreement and, subject to shareholder approval, complete the mergers and the other transaction contemplated by the Merger Agreement;

•	enforceability of the Merger Agreement against Apple Nine and each Acquisition Sub;

•
approval of the board of Apple Nine of the Merger Agreement, both plans of merger, the voting agreement, the termination agreement and the subcontract agreement and the transactions contemplated thereby, including the mergers and the Apple Nine Charter and Bylaws Amendments, based on the unanimous recommendation of the special committee of the board of Apple Nine;

•	absence of conflicts with, violations or breaches of, or defaults under, Apple Nine’s organizational documents, certain contracts applicable to it and its subsidiaries, and applicable laws;

•
consents, approvals, orders or authorizations of, or registrations or filings with, governmental entities required in connection with executing and delivering the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement;

•	Apple Nine’s SEC filings since January 1, 2010, and the financial statements contained therein;

•
Apple Nine’s internal controls over financial reporting and its disclosure controls and procedures, and the absence of any off-balance sheet arrangements where the result, purpose or effect is to avoid disclosure of any material transaction involving, or material liabilities of, Apple Nine or its subsidiaries;

•
absence of any material adverse effect, as defined below under “—Conditions to Complete the Mergers,” on Apple Nine and certain other changes and events since December 31, 2012 through the date of the Merger Agreement;

•	absence of any undisclosed litigation or investigations against or affecting Apple Nine or its subsidiaries;

•	tax matters affecting Apple Nine and its subsidiaries, including Apple Nine’s REIT qualification;

•	the absence of loans, employment contracts or severance arrangements to or from Apple Nine or its subsidiaries’ employees, officers or directors;

•	receipt by the special committee of the board of Apple Nine of an opinion from the financial advisor to the special committee of the board of Apple Nine;

•	absence of any undisclosed broker’s, finder’s or other similar fees;

•
possession of all permits necessary to own, lease and operate the properties and assets of Apple Nine or to carry on the business of Apple Nine, and the absence of violations of, and failures to comply with, any such permits and applicable laws;

•
the materials contracts of Apple Nine and its subsidiaries, the absence of breaches or violations of, or defaults under, any such material contract and the absence of certain related party transactions;

•	environmental matters affecting Apple Nine and its subsidiaries;

•	real property owned or ground leased by Apple Nine and its subsidiaries;

•	certain of the franchise and management agreements of Apple Nine and its subsidiaries;

•	personal property owned or leased by Apple Nine and its subsidiaries;

•	insurance policies of Apple Nine and its subsidiaries;

•	the accuracy of the information supplied by Apple Nine for inclusion or incorporation by reference in this joint proxy statement/prospectus;

•	books and records of Apple Nine and its subsidiaries;

•	labor matters affecting Apple Nine and its subsidiaries;

•
the vote of the shareholders of Apple Nine required to approve the Apple Nine Charter and Bylaws Amendments, the mergers, the Merger Agreement, the plans of merger and the other transactions contemplated by the Merger Agreement;

•
absence of liabilities other than liabilities reserved for on the most recent audited balance sheet for the period ended December 31, 2012, liabilities incurred in the ordinary course of business consistent with past practice of Apple Nine subsequent to December 31, 2012 and such other liabilities as would not have a material adverse effect on Apple Nine;

•	intellectual property used by, owned by or licensed to Apple Nine and its subsidiaries;

•	stock incentive plans and other benefit programs provided or maintained by Apple Nine and its subsidiaries;

•	exemption of the Merger Agreement, the mergers and the other transactions contemplated by the Merger Agreement from the requirements in anti-takeover statutes or similar statutes or regulations; and

•	absence and disclaimer of any other representations or warranties made with respect to Apple Nine and its subsidiaries.

The representations and warranties of all the parties to the Merger Agreement will expire upon the effective time of the mergers.

Conduct of Business by Apple Seven and Apple Eight Pending the Mergers

Under the Merger Agreement, each of Apple Seven and Apple Eight has agreed that, between the date of the Merger Agreement and the effective time of the mergers, as to itself, it will, and will cause each of its subsidiaries to, carry on its business in the usual, regular and ordinary course in substantially the same manner as conducted before the date of the Merger Agreement and, to the extent consistent with that conduct, use commercially reasonable efforts (i) to preserve intact its current business organization, goodwill, ongoing businesses and its status as a REIT within the meaning of the Code, (ii) to preserve its current beneficial relationships with any person with which such company has material business relationships (including, without limitation, customers, suppliers, directors, officers and other employees if any), and (iii) to keep available the services of its officers and key employees, if any.

Each of Apple Seven and Apple Eight also has agreed that, between the date of the Merger Agreement and the effective time of the mergers, subject to certain exceptions, as to itself, it will not, and will cause each of its subsidiaries not to (and not to authorize or commit or agree to), unless each of the other Apple REITs, with approval of their respective special committees, will otherwise consent in writing:

•	declare, set aside or pay any dividends on, or make any other distributions in respect of, any shares of capital stock of such company, except for regular monthly dividends;

•
split, combine or reclassify any capital stock, partnership interests or other equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of such capital stock, partnership interests or other equity interests,

•	purchase, redeem or otherwise acquire any shares of capital stock, partnership interests or other equity interests of such company or any of its subsidiaries;

•	amend the organizational documents of such company;

•	merge or consolidate with any person;

•
acquire or agree to acquire (by merger, consolidation or acquisition of stock or assets, or by lease or license) any real property, corporation, partnership or other business organization or division thereof (except of or from any subsidiary of such company), or acquire other assets, other than:

o
supplies, equipment and investment securities or other assets in bona fide transactions, on arm’s-length terms in the ordinary course of business of such company and its subsidiaries in a manner that is consistent with past practice, and/or

o	specified acquisitions;

•
issue, deliver, sell, or grant any option or other right in respect of, any shares of capital stock or debt securities, any other specified securities of such company or any subsidiary of such company other than the issuance of any shares of capital stock upon the exercise of stock options that are outstanding on the date of the Merger Agreement in accordance with the terms of the stock incentive plans on the date of the Merger Agreement;

•	amend any term of any shares or equity equivalents of such company;

•
sell, pledge, lease, dispose of, exclusively license or encumber or grant any third party any rights with respect to any property or assets, other than sales of assets, securities, properties, interests or businesses, other than in the ordinary course of business and where the assets which did not, individually or in the aggregate, contribute more than 10% of such company’s earnings before interest, taxes, depreciation and amortization for the fiscal year ending December 31, 2012;

•	other than in the ordinary course of business and, for each company, consistent with past practice:

o	incur, create or assume any indebtedness or issue or amend the terms of any debt securities;

o	assume, guarantee or endorse, or otherwise become responsible for the obligations of any other person or entity (other than any subsidiary of such company) for borrowed money; or

o	pledge, encumber or otherwise subject to an encumbrance any properties of such company;

•
make any loans, advances or capital contributions to, or investments in, any other person, other than in the ordinary course of business consistent with past practice or loans, advances or capital contributions to, or investments in, wholly owned subsidiaries of such company;

•
make, modify or rescind any tax election (unless required by law or necessary to preserve such company’s status as a REIT or the partnership status of any subsidiary of such company that is a partnership for federal tax purposes), change any annual tax accounting period, adopt or change any method of tax accounting except as required by applicable law, materially amend any tax returns, enter into any material closing agreement, settle any material tax claim, audit or assessment or surrender any right to claim a material tax refund, offset or other reduction in tax liability;

•
change in any material manner any of its methods, principles or practices of accounting in effect at December 31, 2012, except as may be required by the SEC, applicable law or GAAP and with notice thereof to the other Apple REITs;

•	settle or compromise any claim or action relating to taxes, except in the case of settlements or compromises in an amount not to exceed, individually or in the aggregate, $1,000,000;

•
change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of its most recently filed federal income tax return, except as may be required by the SEC, applicable law or GAAP and with notice thereof to the other Apple REITs;

•	incur any capital expenditures or any obligations or liabilities in respect thereof, except for:

o	those in an amount not to exceed the total amount of the capital expenditure budget for such company; and

o	any unbudgeted capital expenditures not to exceed $2,000,000 individually or $2,000,000 in the aggregate;

•
adopt or enter or make any commitment to adopt or enter into any employee benefit plan or agreement that would be a “employee benefit plan” as defined in Section 3(3) of the ERISA if it were in existence as of the date of the Merger Agreement;

•	grant any awards under any stock incentive plan (including any severance plan) except awards to the directors of such company in the ordinary course of business consistent with past practice;

•	take any action or exercise any discretion to accelerate the vesting or payment of, or to fund or in any other way secure the payment of, any compensation or benefit under any stock incentive plan;

•
settle any material legal action involving or against such company or any of its subsidiaries, including any shareholder derivative or class action claims, including any arising out of or in connection with the mergers or the other transactions contemplated by the Merger Agreement;

•
amend or modify in any material respect or terminate (excluding terminations upon expiration of the term thereof in accordance with their terms) any material contracts of such company or waive, release or assign any material rights, claims or benefits of it or its subsidiaries under any material contract of such company, or enter into any contract or agreement that would have been a material contract of such company had it been entered into prior to the Merger Agreement, except in the ordinary course of business consistent with past practice;

•
enter into or amend or otherwise modify any material agreement or arrangement with persons that are affiliates or, as of the date hereof, are officers, directors or employees of such company or any subsidiary of such company;

•
adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of such company or any subsidiary thereof (other than the applicable merger); or

•	agree, resolve or commit to do any of the foregoing activities or to prevent the taking of any action required by the Merger Agreement.

Conduct of Business by Apple Nine and Acquisition Subs Pending the Mergers

Under the Merger Agreement, Apple Nine and each Acquisition Sub have agreed that, between the date of the Merger Agreement and the effective time of the mergers, it will, and will cause each such entity’s subsidiaries to, carry on its business in the usual, regular and ordinary course in substantially the same manner as conducted before the date of the Merger Agreement and, to the extent consistent with that conduct, use commercially reasonable efforts (i) to preserve intact its current business organization, goodwill, ongoing businesses and its status as a REIT within the meaning of the Code, (ii) to preserve its current beneficial relationships with any person with which Apple Nine has material business relationships (including, without limitation, customers, suppliers, directors, officers and other employees if any), and (iii) to keep available the services of its officers and key employees, if any.

Apple Nine and each Acquisition Sub also has agreed that, between the date of the Merger Agreement and the effective time of the mergers, it will not, and will cause each such entity’s subsidiaries not to (and not to authorize or commit or agree to), unless each of the other Apple REITs, with approval of their respective special committees, will otherwise consent in writing:

•	declare, set aside or pay any dividends on, or make any other distributions in respect of, any shares of capital stock of Apple Nine or any Acquisition Sub, except for regular monthly dividends;

•
split, combine or reclassify any capital stock, partnership interests or other equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of such capital stock, partnership interests or other equity interests;

•	purchase, redeem or otherwise acquire any shares of capital stock, partnership interests of other equity interests of Apple Nine or any Acquisition Sub;

•	amend the Apple Nine organizational documents, except for the Apple Nine Charter and Bylaws Amendments;

•	merge or consolidate with any person;

•
acquire or agree to acquire (by merger, consolidation or acquisition of stock or assets, or by lease or license) any real property, corporation, partnership or other business organization or division thereof (except of or from any subsidiary of Apple Nine), or acquire other assets, other than:

o
supplies, equipment and investment securities or other assets in bona fide transactions, on arm’s-length terms in the ordinary course of business of Apple Nine, each Acquisition Sub and any such entity’s subsidiaries in a manner that is consistent with past practice; and/or

o	specified acquisitions;

•
issue, deliver, sell, or grant any option or other right in respect of, any shares of capital stock or debt securities, any other specified securities of Apple Nine or of any Acquisition Sub, other than the issuance of any shares of capital stock upon the exercise of stock options that are outstanding on the date of the Merger Agreement in accordance with the terms of the Apple Nine stock incentive plans on the date of the Merger Agreement;

•	amend any term of any Apple Nine shares or equity equivalents of Apple Nine;

•
sell, pledge, lease, dispose of, exclusively license or encumber or grant any third party any rights with respect to any property or assets, other than sales of assets, securities, properties, interests or businesses, other than in the ordinary course of business and where the assets which did not, individually or in the aggregate, contribute more than 10% of Apple Nine’s earnings before interest, taxes, depreciation and amortization for the fiscal year ending December 31, 2012;

•	other than in the ordinary course of business consistent with past practice:

o	incur, create or assume any indebtedness or issue or amend the terms of any debt securities,

o	assume, guarantee or endorse, or otherwise become responsible for the obligations of any other person or entity (other than any subsidiary of Apple Nine) for borrowed money, or

o	pledge, encumber or otherwise subject to an encumbrance any properties of Apple Nine;

•
make any loans, advances or capital contributions to, or investments in, any other person, other than in the ordinary course of business consistent with past practice or loans, advances or capital contributions to, or investments in, wholly owned subsidiaries of Apple Nine or any Acquisition Sub;

•
make, modify or rescind any tax election (unless required by law or necessary to preserve Apple Nine’s status as a REIT or the partnership status of any Apple Nine subsidiary that is a partnership for federal tax purposes), change any annual tax accounting period, adopt or change any method of tax accounting except as required by applicable law, materially amend any tax returns, enter into any material closing agreement, settle any material tax claim, audit or assessment or surrender any right to claim a material tax refund, offset or other reduction in tax liability;

•
change in any material manner any of its methods, principles or practices of accounting in effect at December 31, 2012, except as may be required by the SEC, applicable law or GAAP and with notice thereof to Apple Seven and Apple Eight;

•	settle or compromise any claim or action relating to taxes, except in the case of settlements or compromises in an amount not to exceed, individually or in the aggregate, $1,000,000;

•
change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of its most recently filed federal income tax return, except as may be required by the SEC, applicable law or GAAP and with notice thereof to the Companies;

•	incur any capital expenditures or any obligations or liabilities in respect thereof, except for:

o	those in an amount not to exceed the total amount of the capital expenditure budget for Apple Nine; and

o	any unbudgeted capital expenditures not to exceed $2,000,000 individually or $2,000,000 in the aggregate;

•
adopt or enter or make any commitment to adopt or enter into any employee benefit plan or agreement that would be an “employee benefit plan” as defined in Section 3(3) of the ERISA if it were in existence as of the date of the Merger Agreement;

•	grant any awards under any Apple Nine stock incentive plan (including any severance plan) except awards to the directors of Apple Nine in the ordinary course of business consistent with past practice;

•
take any action or exercise any discretion to accelerate the vesting or payment of, or to fund or in any other way secure the payment of, any compensation or benefit under any Apple Nine stock incentive plan;

•
settle any material legal action involving or against Apple Nine, any Acquisition Sub or any such entity’s subsidiary, including any shareholder derivative or class action claims arising out of or in connection with the mergers or the other transactions contemplated by the Merger Agreement;

•
amend or modify in any material respect or terminate (excluding terminations upon expiration of the term thereof in accordance with their terms) any material contract of Apple Nine or waive, release or assign any material rights, claims or benefits of it or its subsidiaries under any material contract of Apply Nine, or enter into any contract or agreement that would have been a material contract of Apple Nine had it been entered into prior to the Merger Agreement, except in the ordinary course of business consistent with past practice;

•
enter into or amend or otherwise modify any material agreement or arrangement with persons that are affiliates or, as of the date hereof, are officers, directors or employees of Apple Nine or any Acquisition Sub or any such entity’s subsidiaries;

•
adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Apple Nine, any Acquisition Sub or any such entity’s subsidiary thereof (other than the applicable merger); or

•	agree, resolve or commit to do any of the foregoing activities or to prevent the taking of any action required by the Merger Agreement.

Agreement to Take Certain Actions and Use Reasonable Best Efforts

Each of the Apple REITs has agreed to use to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other in doing, all things necessary, proper or advisable to fulfill all conditions applicable to such party pursuant to the Merger Agreement and to consummate and make effective, in the most expeditious manner practicable, the mergers and the other transactions contemplated by the Merger Agreement, including:

•
the obtaining of all necessary actions or nonactions, waivers, consents and approvals from governmental entities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain an approval, waiver or exemption from, or to avoid an action or proceeding by, any governmental entity;

•
the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the mergers, the Merger Agreement or the consummation of any of the other transactions contemplated by the Merger Agreement, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed; and

•	the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by and to fully carry out the purposes of the Merger Agreement.

In connection with and without limiting the foregoing, each of the Apple REITs will (i) take all action necessary so that no “fair price,” “business combination,” “moratorium,” “control share acquisition” or any other anti-takeover statute or similar statute enacted under state or federal laws of the United States or similar statute or regulation (a “takeover statute”) is or becomes applicable to the mergers, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement and (ii) if any takeover statute becomes applicable to the mergers, the Merger Agreement, or any of the other transactions contemplated by the Merger Agreement, take all action necessary so that the mergers may be consummated as promptly as practicable on the terms contemplated by the Merger Agreement and otherwise to minimize the effect of such takeover statute on the mergers or the consummation of any of the other transactions contemplated by the Merger Agreement.

Acquisition Proposals

Subject to the provisions described below under “—Board Actions,” each of the Apple REITs has agreed that it will not directly or indirectly, through any officer, director, employee, agent, investment banker, financial advisor, attorney, accountant, broker, finder or other representative:

•
initiate, solicit or knowingly encourage or facilitate (including by way of furnishing nonpublic information or assistance) any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any competing transaction (an “acquisition proposal”), or authorize any of its officers, directors, employees, agents, attorneys, investment bankers, financial advisors, accountants, brokers, finders or other representatives to take any such action; or

•
enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement regarding, or that is intended to result in, or would reasonably be expected to lead to, any competing transaction (an “acquisition agreement”).

In this joint proxy statement/prospectus, a “competing transaction” means any of the following (other than the transactions contemplated by the Merger Agreement) with respect to an Apple REIT that is the subject of an acquisition proposal (as applicable, the “target party”):

•
any merger, reorganization, consolidation, share exchange, business combination, or similar transaction involving such target party (or any of its subsidiaries) pursuant to which any person or group of persons party thereto, or the shareholders of such person or persons, beneficially owns or would beneficially own 25% or more of the outstanding common shares or the outstanding voting power of such target party, or, if applicable, any surviving entity or the parent entity resulting from any such transaction, immediately upon consummation thereof;

•
a recapitalization of such target party (or any of its subsidiaries) or any transaction similar to a transaction referred to in the foregoing clause involving such target party (or any of its subsidiaries) pursuant to which any person or group of persons party thereto, or its shareholders, beneficially owns or would beneficially own 25% or more of the outstanding common shares or the outstanding voting power of such target party or such subsidiary or, if applicable, the parent entity resulting from any such transaction immediately upon consummation thereof;

•
any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 25% or more (based upon the depreciated carrying cost of the assets on the books of such target party) of the consolidated assets of such target party and its subsidiaries taken as a whole in a single transaction or series of related transactions; or

•
any transaction, including any tender offer, exchange offer or share exchange, in which any person or “group” (as defined in Rule 13d-3 of the Exchange Act) will acquire or have the right to acquire beneficial ownership of 25% or more of the outstanding common shares of such target party (or any subsidiary of such target party) or of the outstanding voting power of such target party (or any subsidiary of such target party), or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such common shares or other securities representing such voting power, whether from such target party (or subsidiary of such target party) or pursuant to a tender offer or exchange offer or otherwise;

provided, however, that no transaction involving solely the acquisition of capital stock or assets of any subsidiary of such target party by such target party will be deemed to be a competing transaction.

A target party will notify the other Apple REITs (the “non-target parties”) promptly after receipt of any acquisition proposal, or any material modification of or material amendment to any acquisition proposal, or any inquiry or request for non-public information relating to the target party or any of its subsidiaries or for access to the properties, books or records of the target party or any of its subsidiaries by any person that is reasonably likely to lead to or contemplate an acquisition proposal.  Such notice to the non-target parties will be made orally and in writing and will include a written summary of the material terms of any such acquisition proposal, inquiry or request or modification or amendment to an acquisition proposal except to the extent that the special committee or the board of the target party determines, in good faith, after consultation with outside counsel, that such action would be inconsistent with its fiduciary duties to the shareholders of such Apple REIT under applicable law.  The target party will:

•
keep the non-target parties informed, on a current basis, of any material changes in the status of, and any material changes or modifications in the terms of, any such acquisition proposal, inquiry or request; and

•
provide to the non-target parties, as soon as practicable after receipt or delivery thereof, summaries of the material terms of all correspondence and other written material sent or provided to the target party from any third party in connection with any acquisition proposal or sent or provided by the target party to any third party in connection with any acquisition proposal.

No Apple REIT will enter into any agreement on or after the date of the Merger Agreement that would prevent such party from providing any information described above in this paragraph to the other parties.

Except as described below in this paragraph, neither the special committee nor the board of directors of any of the Apple REITs may:

•
(i) withdraw (or modify or qualify in any manner adverse to the other Apple REITs) the approval or declaration of advisability by such special committee or board of the Merger Agreement and the mergers or any of the other transactions contemplated by the Merger Agreement, (ii) adopt, approve, recommend, endorse or otherwise declare advisable the adoption of any acquisition proposal or (iii) resolve, agree or publicly propose to take any such actions (each such action set forth in clauses (i), (ii) and (iii) being referred to herein as an “adverse recommendation change”); or

•
cause or permit such Apple REIT to enter into, or resolve, agree or propose publicly to do so with respect to, any acquisition agreement (other than a confidentiality agreement of the type described below under “—Board Actions”).

Notwithstanding anything to the contrary in the foregoing provisions of this paragraph, at any time prior to obtaining the required shareholder approval for such Apple REIT, as described below in the first four bullets under “—Conditions to Complete the Mergers,” the special committee or board of any Apple REIT may make an adverse recommendation change, if such special committee or board determines in good faith, after consultation with outside counsel, that failure to do so would be inconsistent with its fiduciary duties to the shareholders of such Apple REIT under applicable law.

Nothing contained in the foregoing paragraphs of this section “—Acquisition Proposals” will prohibit an Apple REIT or its subsidiaries from taking and disclosing to its shareholders a position required by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act and no disclosure that the special committee may determine (after consultation with counsel) that it or such Apple REIT is required to make under applicable law will constitute a violation of the Merger Agreement; provided, however, that in any event the special committee will not make an adverse recommendation change except as described in the fourth paragraph of this “—Acquisition Proposals.”

Board Actions

Notwithstanding anything to the contrary in the section “—Acquisition Proposals”, at any time prior to obtaining the required shareholder approval for the target party, the target party may furnish or cause to be furnished information to, and enter or cause to be entered into discussions with, and only with, a person (and its representatives) who has made a bona fide written acquisition proposal, that was not solicited on or after the date of the Merger Agreement and that did not otherwise result from a breach of the restrictions described above in the first paragraph of the section “—Acquisition Proposals,” if the target party’s special committee (the “target special committee”) has:

•	determined in good faith that such acquisition proposal constitutes or is reasonably likely to lead to a superior competing transaction; and

•
obtained from such person an executed confidentiality agreement containing terms that are determined in good faith by the target’s special committee to be substantially similar to and not less favorable to the target party and the non-target parties, in the aggregate, than those contained in the confidentiality agreement among the Apple REITs (other than those relating to any standstill provisions contained therein) (it being understood that such confidentiality agreement and any related agreements will not include any provision calling for any exclusive right to negotiate with such person or having the effect of prohibiting the target party from satisfying its obligations under the Merger Agreement).

Unless such information has been previously provided to the non-target parties, all information that is provided by the target party to the person making such acquisition proposal will be provided to the non-target parties.

In this joint proxy statement/prospectus, a “superior competing transaction” means a bona fide acquisition proposal (for the purposes of this definition, all references to “25%” in the definition of “competing transaction” will be deemed references to “50%”) made by a third person (or group of persons) (and not obtained in breach of the Merger Agreement, including, without limitation, the provisions described in section “—Acquisition Proposals”) on terms which the target special committee determines (after consultation with its outside legal counsel and its financial advisor or advisors) in good faith to be more favorable to the target party’s shareholders than the mergers, taking into account all relevant factors, including value and other financial considerations, legal and regulatory considerations and any conditions to, and expected timing and risks of, completion, as well as any changes to the terms of the mergers proposed by the non-target parties in response to such superior competing transaction.

Notwithstanding anything to the contrary in the provisions described in section “—Acquisition Proposals”, at any time prior to obtaining the required shareholder approval for the target party, if the target party receives an unsolicited written acquisition proposal that did not result from a breach of provisions described in section “—Acquisition Proposals” and the target special committee determines in good faith (after consultation with its outside legal counsel and its financial advisor) constitutes a superior competing transaction, the target party may terminate the Merger Agreement to enter into a definitive agreement with respect to such superior competing transaction if its special committee determines in good faith, after consultation with outside counsel, that the failure to do so would be inconsistent with its fiduciary duties to the shareholders of such target party under applicable law; provided that concurrently with such termination the target party pays the applicable termination fee payable as described below under “—Termination Fees and Expenses”; and provided, further, that the target party may not terminate the Merger Agreement as described in this paragraph unless:

•
the target party will have provided prior written notice to the non-target parties (including the special committees thereof), at least five business days in advance of taking such action, of its intention to terminate this Agreement to enter into a definitive agreement with respect to such superior competing transaction, which notice will specify the material terms and conditions of the superior competing transaction (including the identity of the party making the superior competing transaction), and will be accompanied by a copy of a draft of the definitive agreement proposed to be entered into with respect to the superior competing transaction; and

•
during such five business day period, the target party will negotiate in good faith with the non-target parties (to the extent the non-target parties desire to do so) to make adjustments to the terms and conditions of the Merger Agreement such that such acquisition proposal would no longer constitute a superior competing transaction; and

•
provided further, however, that after the expiration of the five business day period and prior to the termination of the Merger Agreement as described in this paragraph, the target party’s special committee will have confirmed (after taking into account any such adjustments to the terms and conditions of the Merger Agreement) that the acquisition proposal continues to be a superior competing transaction.

Shareholder Meetings

Each of the Apple REITs is required to convene a meeting of its shareholders as promptly as practicable to consider and vote upon or otherwise to obtain the consent of its shareholders, to the transactions contemplated under the Merger Agreement.  Except as described above under “—Acquisition Proposals” and under “—Board Actions,” each of the Apple REITs is required to take all lawful action to solicit such consent, including, without limitation, timely mailing this joint proxy statement/prospectus.  Each of the Apple REITs will coordinate and cooperate with respect to the timing of such meetings and will hold such meetings sequentially on the same day.

Shareholder Votes

Shareholder approval of each of the Apple REITs is required in order to effect the mergers.

Apple Seven shareholder approval requires:

•
the affirmative vote of the holders of at least a majority of the issued and outstanding Apple Seven common shares, Series A preferred shares and Series B convertible preferred shares (each voting as a separate voting group) to approve the Apple Seven merger, the Apple Seven plan of merger and the other transactions contemplated by the Merger Agreement, and

•
the affirmative vote of the holders of a majority of the Apple Seven common shares and Series A preferred shares (each voting as a separate voting group) that are not owned by or voted under the control of any of Apple Seven’s directors to approve the Merger Agreement and the transactions contemplated thereby.

Apple Eight shareholder approval requires:

•
the affirmative vote of the holders of at least a majority of the issued and outstanding Apple Eight common shares, Series A preferred shares and Series B convertible preferred shares (each voting as a separate voting group) to approve the Apple Eight merger, the Apple Eight plan of merger and the other transactions contemplated by the Merger Agreement, and

•
the affirmative vote of the holders of a majority of the Apple Eight common shares and Series A preferred shares (each voting as a separate voting group) that are not owned by or voted under the control of any of Apple Eight’s directors to approve the Merger Agreement and the transactions contemplated thereby.

Apple Nine shareholder approval requires:

•
the vote of the holders of a majority of the issued and outstanding Apple Nine common shares to approve each of the Apple Nine Charter Amendments pursuant to Section 8.1 of the Apple Nine articles of incorporation,

•	the vote of the holders of a majority of the issued and outstanding Apple Nine common shares to approve the Apple Nine Bylaws Amendment pursuant to Section 12.1 of the Apple Nine bylaws, and

•
in addition to the approvals required under Section 8.1 of the Apple Nine articles of incorporation and Section 12.1 of the Apple Nine bylaws, the affirmative vote of the holders of a majority of the Apple Nine common shares and Series A preferred shares (each voting as a separate voting group) that are not owned by or voted under the control of Apple Nine’s directors to approve each of

o	the Merger Agreement and the other transactions contemplated thereby,

o	the Apple Nine Charter Amendments and

o	the Apple Nine Bylaws Amendment.

Directors’ and Officers’ Indemnification and Insurance

The Merger Agreement provides that, from and after the effective time of the mergers, Apple Nine will indemnify all present and former directors, officers, employees and agents of Apple Seven and Apple Eight and their respective subsidiaries who at any time prior to the effective time of the mergers were entitled to indemnification under the articles of incorporation or bylaws of Apple Seven and Apple Eight, respectively, or employment agreements between Apple Seven and its officers and Apple Eight and its officers existing on the date of the Merger Agreement to the same extent as they are entitled to indemnification under such articles of incorporation or bylaws or existing employment agreements in respect of actions or omissions occurring at or prior to the effective time of the mergers (including, without limitation, the transactions contemplated by the Merger Agreement).

In addition, Seven Acquisition Sub and Eight Acquisition Sub, as the surviving corporations of the merger to which it is a party, have agreed to obtain and maintain for a period of six years from and after the effective time of the mergers “run-off” or “tail” director and officer liability coverage to the directors and officers of Apple Seven and its subsidiaries and Apple Eight and its subsidiaries, respectively, without reduction of existing coverage under, and having terms not less favorable to the insured persons, than the director and officer liability insurance coverage presently maintained by Apple Seven and Apple Eight.

Further, the articles of incorporation and bylaws of Seven Acquisition Sub and Eight Acquisition Sub, as the surviving corporation of the merger to which it is a party, in effect as of and after the effective time of the mergers must contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees or agents of Apple Seven and any of its subsidiaries and Apple Eight and its subsidiaries, respectively, than are presently set forth in the articles of incorporation and bylaws of Apple Seven and Eight.

Certain Other Covenants

The Merger Agreement contains certain other covenants of the Apple REITs relating to, among other things:

•	the preparation and filing of this joint proxy statement/prospectus with the SEC, and cooperation in responding to any comments received from the SEC;

•	affording the other parties and their representatives reasonable access to the Apple REITs’ respective properties, books, contracts, commitments, personnel and records;

•	notice of certain events;

•	the consultation regarding any press releases or other public statements with respect to the mergers or the other transactions contemplated by the Merger Agreement;

•	on or prior to the closing date, the termination of advisory agreements and property acquisition/disposition agreements;

•	the continued suspension of each Apple REIT’s dividend reinvestment plan and unit redemption program;

•
the opportunity to participate in the defense or settlement of any shareholder litigation against an Apple REIT and/or its directors relating the mergers and the other transactions contemplated by the Merger Agreement;

•
exemption of dispositions of shares of the Apple REITs, and acquisitions of Apple Nine common shares, resulting from the mergers and the other transactions contemplated by the Merger Agreement under Rule 16b-3 promulgated under the Exchange Act; and

•	certain other transactions.

Conditions to Complete the Mergers

The obligations of each of the Apple REITs to complete the merger to which it is a party and the other transactions contemplated by the Merger Agreement are subject to the satisfaction or waiver (as determined by the special committee of each respective Apple REIT) of the following conditions:

•	the shareholder approval of each of Apple Seven, Apple Eight and Apple Nine of the Merger Proposal;

•	the approval of each of the Apple Nine Charter and Bylaws Amendments;

•
no court having issued any temporary restraining order, preliminary or permanent injunction or other order, and no other legal restraint or prohibition preventing the consummation of any of the mergers or any of the other transactions contemplated by the Merger Agreement being in effect;

•
all material actions by or in respect of or filings with any governmental entity required for the consummation of the mergers or any of the other transactions contemplated by the Merger Agreement, and any waiting period under applicable laws having expired or being terminated;

•
the termination agreement, as described below under “Termination Agreement” beginning on page 133, remaining in effect and having not been amended or modified and none of the Apple REITs’ rights thereunder having been waived, expect in each case to the extent each of the Apple REITs (acting at the direction of the special committee of such respective Apple REITs) having approved in writing prior to such amendment, modification or waiver;

•
the subcontract agreement, as described below under “Subcontract Agreement” beginning on page 133, remaining in effect and having not been amended or modified and none of Apple Nine’s rights thereunder having been waived, except in each case to the extent each of the Apple REITs (acting at the direction of its special committee) having approved in writing prior to such amendment, modification or waiver;

•
the registration statement on Form S-4 to be filed with the SEC by Apple Nine, of which this joint proxy statement/prospectus constitutes a part, with respect to the Apple Nine common shares issuable in the mergers, being declared effective by the SEC, and no stop-order or proceeding suspending the effectiveness of the Form S-4 having been initiated or threatened by the SEC;

•	the delivery of an opinion from McGuireWoods that the mergers will qualify as a tax-free reorganization for the shareholders of Apple Seven and Apple Eight under Section 368(a) of the Code;

•
the number of Apple Nine common shares that would be issuable with respect to dissenting shares not exceeding 5% of the Apple Nine common shares to be issued and outstanding after the effective time of the mergers assuming there were no dissenting shares;

•	each of the mergers being consummated concurrently; and

•
the transfer agreement, as described below under “Apple Fund Management Transfer Agreement,” having not been amended or modified and none of the Apple Nine’s rights thereunder having been waived, expect in each case to the extent each of the Apple REITs (acting at the direction of the special committee of such respective Apple REITs) having approved in writing prior to such amendment, modification or waiver.

In September 2013, Apple Nine filed an application with the State of New York Department of Law requesting an exemption for the issuance of Apple Nine common shares in the mergers, which was granted in October 2013.  A notice filing with the State of New Hampshire is also required at least ten days before the mergers occur.  No other state securities or blue sky filings or authorizations are required in connection with the mergers.

The obligations of Apple Nine and each Acquisition Sub to complete the mergers to which they are a party and the other transactions contemplated by the Merger Agreement are further subject to the following conditions, any one or more of which may be waived by Apple Nine (at the direction of its special committee):

•
(i) each of the representations and warranties of each of Apple Seven and Apple Eight regarding organization, good standing and corporate power, capital structure, authority and enforceability, opinion of financial advisors and no brokers, as set forth in the Merger Agreement, must be true and correct in all material respects as of the closing date of the mergers, as though made on and as of the closing date, except to the extent the representation or warranty is expressly limited by its terms to another date; and (ii) the other representations and warranties of each of Apple Seven and Apple Eight set forth in the Merger Agreement must be true and correct as of the closing date of the mergers, as though made on and as of such closing date, except to the extent (x) the representation or warranty is expressly limited by its terms to another date or (y) the failure of the representation or warranty to be true and correct as of the closing date (without giving effect to any “materiality” or “material adverse effect” qualification or standard contained in any such representation or warranty), either individually or in the aggregate with any other such failures, would not be reasonably likely to result in a material adverse effect on such company;

•
each of Apple Seven and Apple Eight having performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the effective time of the mergers;

•
all required consents and waivers from third parties having been obtained, other than such consents and waivers from third parties, which, if not obtained, would not result in a material adverse effect on either Apple Seven or Apple Eight;

•	absence of any material adverse effect between the date of the Merger Agreement and the effective time of the mergers on either Apple Seven and Apple Eight; and

•	Apple Nine having received an opinion from McGuireWoods with respect to the qualification of each of Apple Seven and Apple Eight as a REIT under the Code.

The obligations of each of Apple Seven and Apple Eight to complete the mergers to which it is a party and the other transactions contemplated by the Merger Agreement are further subject to the following conditions, and one or more of which may be waived by each of Apple Seven and Apple Eight (at the direction of the special committee thereof):

•
each of (i) the representations and warranties of Apple Nine and the Acquisition Subs regarding organization, good standing and corporate power, capital structure, authority and enforceability, opinion of financial advisors and no brokers, as set forth in the Merger Agreement must be true and correct in all material respects as of the closing date of the mergers, as though made on and as of such closing date, except to the extent the representation or warranty is expressly limited by its terms to another date; (ii) the representations and warranties of the other company regarding organization, good standing and corporate power, capital structure, authority and enforceability, opinion of financial advisors and no brokers, as set forth in the Merger Agreement must be true and correct in all material respects as of such closing date of the mergers, as though made on and as of the closing date, except to the extent the representation or warranty is expressly limited by its terms to another date; and (iii) the other representations and warranties of Apple Nine and the Acquisition Subs, and the other company, set forth in the Merger Agreement must be true and correct as of the closing date, as though made on and as of the closing date, except to the extent (x) the representation or warranty is expressly limited by its terms to another date or (y) the failure of the representation or warranty to be true and correct as of the closing date (without giving effect to any “materiality” or “material adverse effect” qualification or standard contained in any such representation or warranty), either individually or in the aggregate with any other such failures, would not be reasonably likely to result in a material adverse effect on such company;

•
each of the other Apple REITs and Acquisition Subs having performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the effective time of the mergers;

•
all required consents and waivers from third parties having been obtained, other than such consents and waivers from third parties, which, if not obtained, would not result in a material adverse effect on Apple Nine or a material adverse effect on the other company, as the case may be;

•	absence of any material adverse effect between the date of the Merger Agreement and the effective time of the mergers on Apple Nine or the other company; and

•	Apple Seven and Apple Eight having received an opinion from McGuireWoods with respect to the qualification of Apple Nine as a REIT under the Code.

For the third party consents and waivers mentioned above, each of the Apple REITs is required to obtain the consents from non-governmental third parties under such Apple REITs’ loan, management and franchise agreements listed in in its respective disclosure letter delivered in connection with the merger agreement.  Each of the Apple REITs and its respective affiliates have made submissions to each of Marriott International, Inc. and Hilton Worldwide to request their consent, as franchisor under the existing franchise agreements, to the upstream ownership change (in the case of Apple Seven and Apple Eight) contemplated by the merger agreement.  Also, each of the Apple REITs and its respective affiliates have submitted to multiple servicers of the loans encumbering such Apple REITs’ or its affiliates’ hotels, the documentation required to request consent for the assumption by Apple Nine of certain guaranty obligations of Apple Seven and Apple Eight, or their respective affiliates, related to those loans.

Termination of the Merger Agreement

The Apple REITs (with the prior approval of the special committee of each Apple REIT) may agree to terminate the Merger Agreement prior to filing the articles of mergers with the Virginia State Corporation Commission, even after the required shareholder approvals have been obtained.

Termination by any Apple REIT

In addition, any Apple REIT (with the prior approval of its special committee) may terminate the Merger Agreement prior to filing the articles of merger with the Virginia State Corporation Commission, even after the required shareholder approvals have been obtained, if any of the following occurs:

•
there has been a breach by any of the other Apple REITs of any representation, warranty, covenant or agreement set forth in the Merger Agreement, or if any representation or warranty of any of the other Apple REITs becomes untrue, such that the conditions to closing, as described above in the first two bullets in the second and third paragraphs under “— Conditions to Complete the Mergers,” would be incapable of being satisfied by the outside date;

•
any judgment, injunction, order, decree or action by any governmental authority of competent authority preventing the consummation of the mergers has become final and nonappealable, except that a party that has willfully and materially  breached a representation, warranty or covenant of such party set forth in the Merger Agreement that proximately contributed to the occurrence of such judgment, injunction, order, decree or action will not be entitled to exercise its right to terminate the Merger Agreement as described in this bullet;

•
the mergers have not been consummated before the outside date, except that a party that has willfully and materially breached a representation, warranty or covenant of such party set forth in the Merger Agreement will not be entitled to exercise its right to terminate the Merger Agreement described in this bullet;

•
upon a vote at a duly held shareholder meeting or adjournment thereof, one of the required shareholder approvals, as described above under “—Conditions to Complete the Mergers,” has not been obtained; or

•	before the required shareholder approvals are obtained:

o	the special committee or board of any other Apple REIT makes an adverse recommendation change, as defined above under “—Acquisition Proposals,” as permitted by the Merger Agreement,

o
any other Apple REIT enters into any agreement with respect to a competing transaction, as defined above under “—Acquisition Proposals” (other than a confidentiality agreement of the type described above under “—Board Actions”), or

o	the board of any other Apple REIT or the special committee thereof or any other committee thereof resolves to, or publicly attempts to, do any of the foregoing.

In this joint proxy statement/prospectus, the “outside date” means February 28, 2014; provided that if, prior to January 1, 2014, (i) the registration statement on Form S-4 of which this joint proxy statement/prospectus is a part has not been declared effective by the SEC or (ii) the parties have not received the necessary consents, then the outside date will be extended on a daily basis until the registration statement on Form S-4 is declared effective and such consents have been received, but no later than April 30, 2014.

Termination by the Special Committee of any Apple REIT

The special committee of any Apple REIT may also terminate the Merger Agreement before the required shareholder approvals are obtained if (i) such special committee makes an adverse recommendation change as permitted by the Merger Agreement, or (ii) in order to enter into any agreement with respect to any superior competing proposal, as defined above under “—Board Actions” (other than a confidentiality agreement of the type described above under “—Board Actions”).

Termination Fees and Expenses

Except as agreed in writing by the parties or detailed below, all out-of-pocket costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement shall be paid by the party incurring the cost or expense.

Apple Seven Termination Fee and Expenses Payable by Apple Seven

Apple Seven has agreed to pay each other Apple REIT an amount equal to $1,700,000 plus the reasonable third party expenses of such other Apple REIT (including legal fees and expenses (it being understood that this reimbursement of expenses will be without duplication)), if the Merger Agreement is terminated:

•	by the special committee of Apple Seven pursuant to the provisions described above under “—Termination of the Merger Agreement –Termination by the Special Committee of any Apple REIT;”

•
by any other Apple REIT pursuant to the provisions described in the fifth bullet under “—Termination of the Merger Agreement–Termination by any Apple REIT” as a result of actions by the board of Apple Seven (with the prior approval of the Apple Seven special committee), the Apple Seven special committee or any other committee thereof;

•
if (x) a competing proposal is made or proposed to Apple Seven or otherwise publicly announced and not publicly withdrawn prior to termination of the Merger Agreement and (y) within twelve (12) months of the termination of the Merger Agreement Apple Seven executes a definitive agreement that is later consummated with respect to, any competing transaction (whether or not such competing transaction is the same competing transaction as referred to in clause (x) above):

o
by any other Apple REIT pursuant to a willful or intentional breach by Apple Seven to the provisions described in the first bullet under “—Termination of the Merger Agreement–Termination by any Apple REIT;”

o	by Apple Seven pursuant to the provisions described in the third bullet under “—Termination of the Merger Agreement–Termination by any Apple REIT;” or

o	by any other Apple REIT pursuant to the provisions described in the fourth bullet under “—Termination of the Merger Agreement–Termination by any Apple REIT.”

Apple Eight Termination Fee and Expenses Payable by Apple Eight

Apple Eight has agreed to pay each other Apple REIT an amount equal to $1,700,000 plus the reasonable third party expenses of such other Apple REIT (including legal fees and expenses (it being understood that this reimbursement of expenses will be without duplication)), if the Merger Agreement is terminated:

•	by the special committee of Apple Eight pursuant to the provisions described above under “—Termination of the Merger Agreement –Termination by the Special Committee of any Apple REIT;”

•
by any other Apple REIT pursuant to a willful or intentional breach by Apple Eight to the provisions described in the fifth bullet under “—Termination of the Merger Agreement–Termination by any Apple REIT” as a result of actions by the board of Apple Eight (with the prior approval of the Apple Eight special committee), the Apple Eight special committee thereof or any other committee thereof;

•
if (x) a competing proposal is made or proposed to Apple Eight or otherwise publicly announced and not publicly withdrawn prior to termination of the Merger Agreement and (y) within twelve (12) months of the termination of the Merger Agreement Apple Eight executes a definitive agreement that is later consummated with respect to, any competing transaction (whether or not such competing transaction is the same competing transaction as referred to in clause (x) above):

o
by any other Apple REIT pursuant to a willful or intentional breach by Apple Eight to the provisions described in the first bullet under “—Termination of the Merger Agreement–Termination by any Apple REIT;”

o	by Apple Eight pursuant to the provisions described in the third bullet under “—Termination of the Merger Agreement–Termination by any Apple REIT;” or

o	by any other Apple REIT pursuant to the provisions described in the fourth bullet under “—Termination of the Merger Agreement–Termination by any Apple REIT.”

Apple Nine Termination Fee and Expenses Payable by Apple Nine

Apple Nine has agreed to pay each other Apple REIT an amount equal to $1,700,000 plus the reasonable third party expenses of such other Apple REIT (including legal fees and expenses (it being understood that this reimbursement of expenses will be without duplication)), if the Merger Agreement is terminated:

•	by the special committee of Apple Nine pursuant to the provisions described above under “—Termination of the Merger Agreement –Termination by the Special Committee of any Apple REIT;”

•
by any other Apple REIT pursuant to the provisions described in the fifth bullet under “—Termination of the Merger Agreement–Termination by any Apple REIT” as a result of actions by the board of Apple Nine (with the prior approval of the Apple Nine special committee), the Apple Nine special committee or any other committee thereof;

•
if (x) a competing proposal is made or proposed to Apple Nine or otherwise publicly announced and not publicly withdrawn prior to termination of the Merger Agreement and (y) within twelve (12) months of the termination of the Merger Agreement Apple Nine, executes a definitive agreement that is later consummated with respect to, any competing transaction (whether or not such competing transaction if the same competing transaction as referred to in clause (x) above):

o
by any other Apple REIT pursuant to a willful or intentional breach by Apple Nine to the provisions described in the first bullet under “—Termination of the Merger Agreement–Termination by any Apple REIT;”

o	by Apple Nine pursuant to the provisions described in the third bullet under “—Termination of the Merger Agreement–Termination by any Apple REIT;” or

o	by any other Apple REIT pursuant to the provisions described in the fourth bullet under “—Termination of the Merger Agreement–Termination by any Apple REIT.”

Amendment and Waiver

The Merger Agreement may be amended by the parties in writing (following the approval of such action by the special committees of the respective Apple REITs) at any time before or after the required shareholder approvals are obtained and prior to the effective time of the mergers. After the required shareholder approvals are obtained, no such amendment, modification or supplement will change (i) the amount or kind of consideration to be delivered to the shareholders of Apple Seven and Apple Eight; (ii) the articles of incorporation of the surviving corporations except for changes permitted by Section 13.1-706 of the VSCA; or (iii) any of the other terms or conditions of the Merger Agreement that would adversely affect the shareholders of Apple Seven and Apple Eight in any material respect.  For any amendment of the Merger Agreement that does not require shareholder approval, the Apple REITs will file a Current Report on Form 8-K to notify their respective shareholders of such amendment.

At any time prior to the effective time of the mergers, the Apple REITs (following approval of such action by the special committees of the respective Apple REITs) may waive another party’s compliance with certain provisions of the Merger Agreement.

From and after the date of the Merger Agreement, the board of directors of each Apple REIT will act solely with the prior approval of its special committee with respect to any actions of such Apple REIT to be taken with respect to the Merger Agreement, including any amendment, modification, or waiver of the Merger Agreement.

VOTING AGREEMENT BETWEEN THE APPLE REITS AND GLADE M. KNIGHT

In order to induce the Apple REITs to enter into the Merger Agreement, concurrently with the execution of the Merger Agreement, on August 7, 2013, Glade M. Knight entered into a voting agreement with the Apple REITs (as amended, the “voting agreement”). Mr. Knight is the record holder and has the power to vote all of the outstanding Series B convertible preferred shares of the Apple REITs and 18,955 Apple Seven units, 10,536 Apple Eight units and 9,222 Apple

Nine units. The Series B convertible preferred shares and the units of the Apple REITs held by Mr. Knight, together with any additional securities acquired by Mr. Knight after August 7, 2013, are referred to in this joint proxy statement/prospectus as the “subject shares.”

Mr. Knight executed the voting agreement solely in his capacity as a shareholder of each Apple REIT and not in his capacity as an officer, director, employee or manager of any Apple REIT. Without limiting the foregoing, nothing in the voting agreement will limit or affect any actions taken by Mr. Knight in his capacity as an officer, director, employee or manager of any Apple REIT in connection with the exercise of any Apple REIT’s rights under the Merger Agreement.

The following is a summary description of the voting agreement. This summary does not purport to be complete and may not contain all of the information about the voting agreement that is important to you. The summary of the material terms of the voting agreement below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the voting agreement, a copy of which is incorporated by reference as an exhibit to the registration statement of which this joint proxy statement/prospectus forms a part.

Agreement to Vote

Mr. Knight has agreed that, during the period from the date of the Merger Agreement through the earlier of (i) the date on which each merger is consummated or (ii) the date on which the Merger Agreement is terminated according to its terms, he will:

•
be present, in person or represented by proxy, at each meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the shareholders of any Apple REIT, however called, so that all of his subject shares may be counted for purposes of determining the presence of a quorum at each such meeting;

•
cast or cause to be cast all votes attributable to the subject shares at any such shareholders’ meeting, or in connection with any written consent or other vote of the shareholders of any Apple REIT, in favor of:

o
approval and adoption of the Merger Agreement (including any amendments or modifications to the terms of the Merger Agreement approved by the boards of each Apple REIT, upon the recommendation of its special committee, that would not materially adversely affect Mr. Knight in his capacity as beneficial owner of the subject shares), the related plans of merger, approval of the mergers, each of the other actions and transactions contemplated in and by the Merger Agreement and any actions required in furtherance thereof, including the Apple Nine Charter and Bylaws Amendments;

o
approval and adoption of any proposal to adjourn or postpone such shareholders’ meeting to a later date if there are not sufficient votes for approval and adoption of the Merger Agreement, the related plans of merger or any of the other actions contemplated in the Merger Agreement including the Apple Nine Charter and Bylaws Amendments, on the date on which the shareholders’ meetings are held;

o
at each such shareholders’ meeting, and at any adjournment or postponement thereof, vote against: (i) any action or agreement that would reasonably be expected to frustrate the purposes of, impede, hinder, interfere with, or prevent or delay the consummation of the transactions contemplated by the Merger Agreement and (ii) any acquisition proposal (other than the mergers) and any action required in furtherance thereof; and

•
retain the right to vote his subject shares, in his sole discretion, on all matters other than those described in the first and second bullets above, and Mr. Knight may grant proxies and enter into voting agreements or voting trusts for his subject shares in respect of such other matters, in each case so long as such other arrangements do not interfere with or prevent Mr. Knight from complying with his obligations under the voting agreement.

Transfer Restrictions

Mr. Knight has agreed to certain restrictions on the transfer of the subject shares. He has agreed that, during the period from the date of the Merger Agreement through the earlier of (i) the date on which each merger is consummated or (ii) the date on which the Merger Agreement is terminated according to its terms, he will not, directly or indirectly:

•
sell, sell short, transfer (including by gift), pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other agreement or understanding with respect to the sale, transfer, pledge encumbrance, assignment or other disposition of, any subject shares;

•
grant any powers of attorney for any subject shares with respect to any matters described above in the first and second bullets under “—Agreement to Vote” (other than a proxy directing the holder thereof to vote the subject shares in a manner required by the provisions described above in the first and second bullets under “—Agreement to Vote”);

•
deposit any subject shares into a voting trust or enter into a voting agreement or other arrangement with respect to any subject shares with respect to any of the matters described above in the first and second bullets under “—Agreement to Vote”, or tender any subject shares in a transaction other than a transaction contemplated by the Merger Agreement; or

•	take any action which is intended to have the effect of preventing or disabling Mr. Knight from performing his obligations under the voting agreement.

Notwithstanding the transfer restrictions describe above, nothing in the voting agreement will prevent:

•
the sale, transfer, pledge, encumbrance, assignment or other disposition of any of the subject shares, provided that such purchaser, transferee, pledgee or assignee agrees in writing with the Apple REITs, prior to such sale, transfer, pledge, encumbrance, assignment or other disposition, to be bound by the terms of the voting agreement; or

•
the assignment of certain benefits by Mr. Knight  pursuant to agreements entered into before the date of the Merger Agreement with respect to Series B convertible preferred shares as to which Mr. Knight is not the sole beneficial owner.

Conversion

Mr. Knight has agreed to convert each Apple Nine Series B convertible preferred share held by him into 24.17104 Apple Nine common shares effective immediately before the effective time of the mergers pursuant to Section 5.2(e) of the articles of incorporation of Apple Nine.

Waiver of Appraisal Rights

Mr. Knight has waived any rights of appraisal or rights to dissent from the mergers, and has agreed to prevent the execution of, any rights of appraisal and dissenters’ rights relating to the mergers that Mr. Knight may have directly or indirectly by virtue of the ownership of the subject shares.

Termination

The voting agreement will terminate immediately upon the earlier of (i) the date on which each merger is consummated or (ii) the date on which the Merger Agreement is terminated according to its terms.

CONVERSION AGREEMENTS

In order to induce the Apple REITs to enter into the Merger Agreement, concurrently with the execution of the Merger Agreement, on August 7, 2013, Apple Nine entered into a conversion agreement with each person to whom Glade M. Knight has assigned certain benefits  associated with certain of his Apple Nine Series B convertible preferred shares.  See footnote 2 to the beneficial ownership tables in “Principal and Management Shareholders of Apple Nine” for more information regarding these assignments.  For further information regarding the executive officers of Apple Nine and the amounts of Apple Nine Series B convertible shares with benefits assigned to such persons, see the number of Current Apple Nine Series B Convertible Preferred Shares column under “The Mergers — Interests of Apple REIT Directors and Executive Officers in the Mergers — Conversion of Series B Convertible Preferred Shares.”

The following is a summary description of the conversion agreements. This summary does not purport to be complete and may not contain all of the information about the conversion agreements that is important to you. The summary of the material terms of the conversion agreements below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the form of conversion agreement, a copy of which is incorporated by reference as an exhibit to the registration statement of which this joint proxy statement/prospectus forms a part.

Transfer Restrictions

Each person who has entered into a conversion agreement with Apple Nine has agreed to certain restrictions on the transfer of any Apple Nine Series B convertible preferred shares or benefits relating thereto that such person may beneficially own or hold.  Each such person has agreed that, during the period from the date of the Merger Agreement through the earlier of (i) the date on which each merger is consummated or (ii) the date on which the Merger Agreement is terminated according to its terms, such person will not, directly or indirectly sell, sell short, transfer (including by gift), pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other agreement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any Apple Nine Series B convertible preferred shares or benefits relating to such shares.

Notwithstanding the transfer restrictions described in the paragraph above, nothing in the conversion agreements will prevent the sale, transfer, pledge, encumbrance, assignment or other disposition of any of the subject shares, provided that the purchaser, transferee, pledgee or assignee agrees in writing with Apple Nine, prior to such sale, transfer, pledge, encumbrance, assignment or other disposition, to be bound by the terms of the conversion agreement.

Conversion

Each person who has entered into a conversion agreement with Apple Nine has agreed to convert each Apple Nine Series B convertible preferred share held by such person into 24.17104 Apple Nine common shares effective immediately before the effective time of the mergers, pursuant to Section 5.2(e) of the articles of incorporation of Apple Nine.

As discussed above under “The Merger Agreement—Merger Consideration” beginning on page 111, upon the conversion of the Apple Nine Series B convertible preferred shares in Apple Nine common shares, each Apple Nine Series A preferred share, associated with each issued and outstanding Apple Nine common share will terminate automatically in accordance with Section 5.1(f) of the articles of incorporation of Apple Nine, and as a result each Apple Nine shareholder will only hold Apple Nine common shares.

Termination

Each conversion agreement will terminate immediately upon the earlier of (i) the date on which each merger is consummated or (ii) the date on which the Merger Agreement is terminated according to its terms.

TERMINATION AGREEMENT

Concurrently with the execution of the Merger Agreement, on August 7, 2013, the Apple REITs entered into a termination agreement (as amended, the “termination agreement”) with Apple Seven Advisors, Apple Eight Advisors, Apple Nine Advisors and Apple Suites Realty Group, each of which is owned by Glade M. Knight.  Pursuant to the termination agreement, (i) the existing advisory agreements and property acquisition/disposition agreements with respect to the Apple REITs will be terminated effective as of immediately before the effective time of the mergers, and (ii) no fees will be payable as a result of the termination of the existing advisory agreements and property acquisition/disposition agreements.

This summary does not purport to be complete and may not contain all of the information about the termination agreement that is important to you. The summary of the material terms of the termination agreement below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the termination agreement, a copy of which is attached as Annex G to this joint proxy statement/prospectus.

SUBCONTRACT AGREEMENT

Concurrently with the execution of the Merger Agreement, on August 7, 2013, Apple Nine entered into a subcontract agreement (as amended, the “subcontract agreement”) with Apple Ten Advisors, which is wholly owned by Glade M. Knight.

The following is a summary description of the subcontract agreement. This summary does not purport to be complete and may not contain all of the information about the subcontract agreement that is important to you. The summary of the material terms of the subcontract agreement below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the subcontract agreement, a copy of which is attached as Annex H to this joint proxy statement/prospectus.

Agreement to Subcontract

Pursuant to the subcontract agreement, effective as of the effective time of the mergers, (i) Apple Ten Advisors will subcontract its obligations under the advisory agreement, as amended (the “Apple Ten advisory agreement”) between Apple Ten Advisors and Apple Ten to Apple Nine, (ii) Apple Nine, directly or through its subsidiaries, will provide to Apple Ten the advisory services contemplated under the Apple Ten advisory agreement, arising on or after the effective time of the mergers and (iii) Apple Nine will receive all fees and expenses Apple Ten is obligated to pay under the Apple Ten advisory agreement.  Under the Apple Ten advisory agreement, Apple Ten Advisors currently undertakes to use its best efforts to supervise and arrange for the day-to-day management of Apple Ten’s operations and to assist Apple Ten in maintaining a continuing and suitable property investment program consistent with Apple Ten’s investment policies and objectives.

Duties, Restrictions and Rights of Apple Ten Advisors

Pursuant to the subcontract agreement,

•
at the reasonable direction of Apple Nine and subject to specified restrictions, Apple Ten Advisors will use its commercially reasonable efforts to perform or take such action under the Apple Ten advisory agreement, including, without limitation, demanding payment or performance from Apple Ten thereunder;

•
Apple Ten Advisors will deliver to Apple Nine any payments, received after the effective time of the mergers, from Apple Ten under the Apple Ten advisory agreement, will keep separate from Apple Ten Advisors’ other assets such amounts until paid to Apple Nine under the subcontract agreement;

•	Apple Ten Advisors will forward any notices, documents or instruments or other information relating to the Apple Ten advisory agreement to Apple Nine;

•
Apple Ten Advisors will not, without the prior written consent of Apple Nine (acting at the direction of a majority of the non-management directors of Apple Nine), enter into any amendment, modification or supplement of the Apple Ten advisory agreement or grant any consent, waiver or release, which amendment, modification, supplement, consent, waiver or release would reasonably be expected to in any manner, directly or indirectly, enlarge, extend or prolong Apple Nine’s obligations or liabilities under the subcontract agreement, release Apple Ten or its affiliates of any of its obligations or liabilities thereunder or diminish any of Apple Ten Advisors’ rights thereunder;

•
Apple Ten Advisors’ right to terminate the Apple Ten advisory agreement pursuant to the termination provisions of the Apple Ten advisory agreement will not be affected by the restrictions described in the immediately preceding bullet and that Apple Ten Advisors will retain the right, in its sole discretion, to exercise its termination rights under the Apple Ten advisory agreement; provided, however, Apple Ten Advisors may not terminate the Apple Ten advisory agreement unless the property acquisition/disposition agreement, dated December 10, 2010, between Apple Ten and Apple Suites Realty Group, Inc. is concurrently terminated; and

•
during the term of the subcontract agreement, Apple Ten Advisors may not assign any of its rights under the Apple Ten advisory agreement or enter into any other subcontract arrangement with respect to the Apple Ten advisory agreement.

Acknowledgment by Apple Ten

Apple Ten also signed the subcontract agreement to acknowledge the terms of the subcontract agreement and to agree that, as a result of the subcontract agreement, the provisions of the Apple Ten advisory agreement for the benefit of Apple Ten Advisors (specifically excluding any rights of Apple Ten Advisors under the termination provisions of the Apple Ten advisory agreement), to the extent any such provisions relate to the subcontract effectuated by the subcontract agreement will extend to Apple Nine. The subcontract agreement does not affect Apple Ten’s contract with Apple Suites Realty Group for acquisition and disposition brokerage services.

TRANSFER AGREEMENT

In order to induce the Apple REITs to enter into the Merger Agreement, concurrently with the execution of the Merger Agreement, on August 7, 2013, Apple Nine entered into an assignment and transfer agreement (as amended, the “transfer agreement”) with Apple Nine Advisors, which is wholly owned by Glade M. Knight, and Apple Fund Management, a wholly owned subsidiary of Apple Nine Advisors.  Apple Fund Management provides employee personnel in connection with the existing advisory agreements for the Apple REITs and Apple Ten.

The following is a summary description of the transfer agreement. This summary does not purport to be complete and may not contain all of the information about the transfer agreement that is important to you. The summary of the material terms of the transfer agreement below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the transfer agreement, a copy of which is attached as Annex I of this joint proxy statement/prospectus.

Under the transfer agreement:

•
effective immediately following the effective time of the mergers, Apple Nine Advisors will, in consideration for $1.00 and other consideration described in the transfer agreement, assign all of Apple Nine Advisor’s membership interest in Apple Fund Management to Apple Nine; and

•
effective immediately following the effective time of the mergers or at such later time as any necessary consent has been obtained if such consent has not be provided at or before the effective time of the mergers and without further action by any party to the transfer agreement or any other person, Apple Nine Advisors will fully assign to Apple Nine all of Apple Nine Advisors’ right and obligations under the assignment and transfer agreement, dated as of November 29, 2012, by and among Apple Fund Management, Apple Six, Apple Nine Advisors and, solely with respect to Sections 2.2 and 2.6 thereof, Apple Seven Advisors, Apple Eight Advisors and Apple Ten Advisors (the “Apple Six transfer agreement”), which assignment has been consented to by Apple Nine Advisors and Apple Fund Management.

Under the transfer agreement, Apple Fund Management and Apple Nine will, from and after the time the transactions contemplated by the transfer agreement become effective, jointly and severally, indemnify Apple Nine Advisors and its subsidiaries, each of Apple Seven Advisors, Apple Eight Advisors and Apple Ten Advisors and their respective representatives and affiliates from and against all liabilities incurred by such persons relating to:

•	the transfer agreement, dated May 23, 2007, by and between Apple Hospitality Two, Inc. (“Apple Two”) and Apple Hospitality Five, Inc. (“Apple Five”);

•
the transfer agreement, dated as of October 5, 2007, by and among Apple Fund Management and Apple Six, solely for purposes of Articles III, IV and V thereof, Inland American Real Estate Trust, Inc. and Apple Six Advisors, Inc. (“Apple Six Advisors”);

•	the Apple Six transfer agreement, including, without limitation, any liabilities of Apple Nine Advisors, Apple Seven Advisors, Apple Eight Advisors and Apple Ten Advisors under Section 2.6 thereof;

•
any employee benefit plan, program, policy or arrangement maintained or contributed to by Apple Fund Management or with respect to which Apple Fund Management has at any time had any liability or potential liability, including, without limitation, specified employee benefit plans, programs, policies and arrangements;

•	the breach or inaccuracy of any of the representations or warranties of Apple Nine set forth in the transfer agreement; and

•	any breach by Apple Nine of any of its covenants or agreements contained in the transfer agreement.

The transactions contemplated by the transfer agreement are conditioned upon the consummation of the mergers. The transfer agreement will automatically terminate upon the termination of the Merger Agreement in accordance with its terms.  The transfer agreement may not be amended by any party without the prior written consent of each of the other parties and, with respect to Apple Nine, without the prior written approval of the Apple Nine special committee (prior to the effective time of the mergers) or a majority of the non-management directors of the Apple Nine board (after the effective time of the mergers).

Summary of Representations and Warranties under Transfer Agreement

The transfer agreement contains representations and warranties of each of the parties to the transfer agreement to the other parties. The assertions embodied in those representations and warranties were made solely for purposes of the transfer agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the transfer agreement. This description of the representations and warranties is included to provide shareholders of the Apple REITs with information regarding the terms of the transfer agreement.

In the transfer agreement, each of Apple Nine Advisors, Apple Fund Management and Apple Nine made representations and warranties relating to, among other things:

•
due organization, valid existence, good standing and power and authority of such company to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted;

•	power and authority to execute and deliver the transfer agreement and to consummate the transactions contemplated thereby;

•	enforceability of the transfer against such party;

•	absence of conflicts with, violations of, or defaults under, such party’s organizational documents, certain contracts applicable to it or its properties or assets, and applicable laws; and

•
consents, approvals, orders or authorizations of, or registrations or filings with, governmental entities required in connection with executing and delivering the transfer agreement or the consummation of the transactions contemplated by the transfer agreement.

In addition, Apple Nine Advisors made additional representations relating to, among other things: (i) absence of indemnification and other claims by any party to, material breaches by Apple Nine Advisors of, or material defaults by Apple Nine Advisors under, any of the transfer agreements; and (ii) its ownership of the membership interests in Apple Management Fund free and clear of any liens and other transfer limitations and restrictions.

In addition, Apple Fund Management made additional representations relating to, among other things: (i) absence of  indemnification and other claims by any party to any of the transfer agreements, and any pending or threatened actions before or by any governmental entity against Apple Fund Management or any of its assets; (ii) absence of any liabilities with the employee benefit plans maintained or contributed to by Apple Fund Management or with respect to which Apple Fund Management has at any time had any liability or potential liability (the “Apple Fund Management benefit plans”); (iii) absence of any liabilities whatsoever  with respect to any employee benefit plan other than the Apple Fund Management benefit plans or any prior business activities of Apple Fund Management unrelated to the performance of advisory services of the type currently performed by Apple Fund Management and (iv) limitation of Apple Fund Management’s business activities to the performance of advisory services for the Apple REITs and Apple Ten.

ADJOURNMENT PROPOSAL
(PROPOSAL 2)
(APPLICABLE FOR THE APPLE SEVEN, APPLE EIGHT AND APPLE NINE SPECIAL MEETINGS)

The shareholders of each Apple REIT are being asked to approve a proposal that will give its board the authority to adjourn such company’s special meeting for the purpose of soliciting additional proxies in favor of the applicable Merger Proposal or other proposals considered at the respective special meeting if there are not sufficient votes at the time of such company’s special meeting to approve the applicable Merger Proposal or such other proposals. If a quorum does not exist, the holders of a majority of the common shares of such company present at the special meeting, in person or by proxy, may adjourn the special meeting to another place, date or time. If the special meeting of any of the Apple REITs is adjourned for the purpose of soliciting additional proxies, shareholders of such company who have already submitted their proxies will be able to revoke them at any time prior to their use. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, your shares will be voted in favor of the applicable Adjournment Proposal. Each of the Apple REITs does not intend to call a vote on this proposal if the applicable Merger Proposal and the other proposals considered at the respective special meeting has been approved at its respective special meeting.

FIRST APPLE NINE CHARTER AMENDMENT PROPOSALS
(PROPOSALS 3(i), 3(ii), 3(iii), and 3(iv))
(APPLICABLE FOR THE APPLE NINE SPECIAL MEETING ONLY)

The holders of Apple Nine common shares and Series A preferred shares are being asked to approve four proposals that will amend Apple Nine’s Articles of Incorporation to: (i) change the name of Apple Nine to Apple Hospitality REIT, Inc., (ii) increase the number of authorized Apple Nine common shares from 400 million to 800 million, (iii) add a provision permitting the Apple Nine shareholders or board to amend the Apple Nine bylaws in the event the Apple Nine common shares are to be listed on a national securities exchange and effective as of the date the Apple Nine common shares are first listed on a national securities exchange, and (iv) add restrictions on transfer and ownership of the Apple Nine common shares to protect Apple Nine’s REIT tax status.

The following is a summary of the material terms of the First Apple Nine Charter Amendment and the four related proposals. This summary does not purport to be complete and may not contain all of the information about the amendment that is important to you. The summary of the material terms of the First Apple Nine Charter Amendment below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the Articles of Amendment of Articles of Incorporation of Apple REIT Nine, Inc., a copy of which is attached to this joint proxy statement/prospectus as Annex D, and is incorporated by reference into this joint proxy statement/prospectus.

Proposal 3(i)—Name Change

The First Apple Nine Charter Amendment would change the name of Apple Nine in the Articles of Incorporation to Apple Hospitality REIT, Inc.

Proposal 3(ii)—Increased Number of Authorized Common Shares

The First Apple Nine Charter Amendment would increase the number of Apple Nine common shares that are authorized under the Articles of Incorporation from 400 million to 800 million.

After the mergers, we expect 374,050,809 Apple Nine common shares will be outstanding (assuming no exercise of dissenters’ rights) and 3,154,091 Apple Nine common shares will be reserved for issuance under the Apple Nine non-employee stock option plan.  Consequently, only 22,795,100 Apple Nine common shares (assuming no exercise of dissenters’ rights) will be authorized, unissued and not reserved for future issuance unless this Proposal 3(ii) is approved.

The Apple Nine board believes the additional authorized Apple Nine common shares will give Apple Nine greater flexibility in considering and planning for future corporate needs, including, but not limited to financings, potential strategic transactions including mergers, acquisitions, and business combinations, as well as stock dividends, a dividend reinvestment plan, grants under equity compensation plans and other general corporate transactions.

Apple Nine common shares, including the additional shares proposed for authorization, do not have preemptive or similar rights, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of Apple Nine in order to maintain their proportionate ownership thereof.  Thus, issuances of additional shares, if any, might dilute, under certain circumstances, the ownership and voting rights of shareholders.  Each of the additional authorized Apple Nine common shares will have the same rights and privileges as the currently authorized Apple Nine common shares.

Issuances of additional Apple Nine common shares may also have the effect of delaying or preventing a change of control of Apple Nine.  The authorized but unissued Apple Nine common shares could be issued in one or more transactions that would make a takeover of Apple Nine more difficult or costly, and so less likely.  This proposed amendment to the Amended Articles is not in response to any specific effort of which Apple Nine is aware to obtain control of Apple Nine, and the Apple Nine board has no present intention to use the additional shares of common stock in order to impede a takeover attempt.

Proposal 3(iii)—Amendments to Bylaws

The First Apple Nine Charter Amendment would also permit the Apple Nine board to amend, repeal or adopt new bylaws at any time after the effectiveness of the initial listing of Apple Nine common shares on a national securities exchange.  The First Apple Nine Charter Amendment would also provide that the bylaws may be amended or repealed or new bylaws adopted by the vote of the majority of shareholders of common shares outstanding, as is currently provided for in the bylaws.  The Apple Nine board believes these changes conform the Apple Nine Articles more closely to the articles of other REITs that are publicly traded.

Proposal 3(iv)—Restrictions on Transfer and Ownership

Apple Nine is a REIT, subject to Sections 856 through 860 of the Code.   To qualify as a REIT under the Code, Apple Nine common shares must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year.  Further, not more than 50% of the value of the issued and outstanding Apple Nine common shares may be owned, directly or indirectly, by five or fewer individuals or, in limited circumstances, entities such as a qualified private pension plan, during the last half of a taxable year or during a proportionate part of a shorter taxable year.

Currently, the Apple Nine bylaws contain restrictions on the transfer and ownership of Apple Nine common shares and any other stock of Apple Nine. These restrictions are designed to protect Apple Nine’s REIT tax status.  The Apple Nine board has proposed adding similar restrictions, though updated to reflect the current market practices among publicly-traded REITs, to the Apple Nine charter. The Apple Nine board has proposed these revisions in order to better position the combined company after the mergers to list its common shares for trading on a national securities exchange as publicly traded REITs typically include these restrictions in their articles rather than bylaws.  If approved, these restrictions on transfer and ownership also will provide more complete and current restrictions designed to assist Apple Nine in complying with the requirements related to its qualification as a REIT.

Under Virginia law, any current Apple Nine shareholder who does not vote in favor of this Proposal 3(iv) cannot be subject to these new provisions. Accordingly, the Apple Nine Bylaws Amendment described under “Apple Nine Bylaws Amendment Proposals,” beginning on page 144, provides that certain existing provisions of Article VII of the Apple Nine bylaws will apply to Apple Nine common shares not subject to the restrictions on ownership and transfer contained in the First Apple Nine Charter Amendment.   Following the First Apple Nine Charter Amendment and the Apple Nine Bylaws Amendment, all Apple Nine common shares will remain subject to restrictions on transfer and ownership.  The restrictions on transfer and ownership of Apple Nine common shares in the Apple Nine charter would apply to Apple Nine shareholders who voted in favor of this Proposal 3(iv) and Apple Seven and Apple Eight shareholders receiving Apple Nine common shares in the mergers, while the restrictions on transfer and ownership of Apple Nine common shares in the bylaws would continue to apply to Apple Nine shareholders who did not vote in favor of this Proposal 3(iv).

Article VII of the Apple Nine bylaws currently provides that no person may own or be deemed to own more than 9.8% of the issued and outstanding Apple Nine common shares.  The First Apple Nine Charter Amendment adds similar restrictions to the Apple Nine Articles by adding Article X “Restrictions on Transfer and Ownership of Shares” to the Apple Nine Articles.

The provisions of Article X are summarized below:

In order to assist Apple Nine in complying with the limitations on the concentration of ownership of REIT stock imposed by the Code, Article X generally prohibits any person (other than a person who has been granted an exception) from actually or constructively owning more than 9.8% of the aggregate outstanding Apple Nine shares by value or by number of shares, whichever is more restrictive, or 9.8% of the aggregate outstanding shares of such class or series of Apple Nine preferred shares by value or by number of shares, whichever is more restrictive.  However, Article X permits exceptions to be made for certain shareholders, provided the Apple Nine board determines such exceptions will not jeopardize Apple Nine’s qualification as a REIT.

Article X also prohibits any person from (1) beneficially or constructively owning shares of Apple Nine capital stock that would result in Apple Nine being “closely held” under Section 856(h) of the Code, (2) transferring shares of Apple Nine capital stock if such transfer would result in Apple Nine being beneficially owned by fewer than 100 persons (determined without reference to any rules of attribution), (3) beneficially or constructively owning 10% or more of the ownership interest in a tenant of Apple Nine real property if income derived from such tenant for a taxable year of Apple Nine would result in more than a de minimis amount of non-qualifying income for purposes of the REIT tests and (4) beneficially or constructively owning shares of Apple Nine capital stock that would cause Apple Nine otherwise to fail to qualify as a REIT.  Any person who acquires or attempts or intends to acquire beneficial ownership of shares of Apple Nine capital stock that will or may violate any of the foregoing restrictions on transferability and ownership is required to give notice immediately to Apple Nine and provide Apple Nine with such other information as Apple Nine may request in order to determine the effect of such transfers on its qualification as a REIT.  The foregoing restrictions on transferability and ownership will not apply if the Apple Nine board determines that it is no longer in Apple Nine’s best interest to attempt to qualify, or to qualify, or to continue to qualify, as a REIT.  In addition, the Apple Nine board may determine that compliance with the foregoing restrictions is no longer required for Apple Nine's qualification as a REIT.

The Apple Nine board, in its sole discretion, may exempt a person from the above ownership limits and any of the restrictions described above.  However, the Apple Nine board may not grant an exemption to any person unless the Apple Nine board obtains such representation, covenant and understandings as the Apple Nine board may deem appropriate in order to determine that granting the exemption would not result in Apple Nine losing its qualification as a REIT.  As a condition of granting the exemption, the Apple Nine board may require a ruling from the Internal Revenue Service or an opinion of counsel in either case in form and substance satisfactory to the Apple Nine board, in its sole discretion in order to determine or ensure Apple Nine’s qualification as a REIT.

In addition, the Apple Nine board from time to time may increase the ownership limits.  However, the ownership limits may not be increased if, after giving effect to such increase, five or fewer individuals could own or constructively own in the aggregate, more than 49.9% in value of the shares then outstanding.

However, if any transfer of Apple Nine shares occurs which, if effective, would result in any person beneficially or constructively owning shares in excess, or in violation, of the above transfer or ownership limitations, known as a prohibited owner, then that number of shares, the beneficial or constructive ownership of which otherwise would cause such person to violate the transfer of ownership limitations (rounded up to the nearest whole share), will be automatically transferred to a charitable trust for the exclusive benefit of a charitable beneficiary, and the prohibited owner will not acquire any rights in such shares.  This automatic transfer will be considered effective as of the close of business on the business day before the violative transfer.  If the transfer to the charitable trust would not be effective for any reason to prevent the violation of the above transfer or ownership limitations, then the transfer of that number of shares that otherwise would cause any person to violate the above limitations will be void ab initio.  Shares held in the charitable trust will continue to constitute issued and outstanding Apple Nine shares.  The prohibited owner will not benefit economically from ownership of any shares held in the charitable trust, will have no rights to dividends or other distributions and will not possess any rights to vote or other rights attributable to the shares held in the charitable trust.  The trustee of the charitable trust will be designated by Apple Nine and must be unaffiliated with Apple Nine or any prohibited owner and will have all voting rights and rights to dividends or other distributions with respect to shares held in the charitable trust, and these rights will be exercised for the exclusive benefit of the trust’s charitable beneficiary.  Any dividend or other distribution paid before Apple Nine’s discovery that shares have been transferred to the trustees is required to be paid by the recipient of such dividend or distribution to the trustee upon demand, and any dividend or other distribution authorized but unpaid will be paid when due to the trustee.  Any dividend or distribution so paid to the trustee will be held in trust for the trust’s charitable beneficiary.  Subject to Virginia law, effective as of the date that such shares have been transferred to the charitable trust, the trustee, in its sole discretion, will have the authority to:

•	rescind as void any vote cast by a prohibited owner prior to Apple Nine’s discovery that such shares have been transferred to the charitable trust; and

•	recast such vote in accordance with the desires of the trustee acting for the benefit of the trust’s charitable beneficiary.

However, if Apple Nine has already taken irreversible corporate action, then the trustee will not have the authority to rescind and recast such vote.

Within 20 days of receiving notice from Apple Nine that shares have been transferred to the charitable trust, unless Apple Nine buys the shares first as described below, the trustee will sell the shares of stock held in the charitable trust to a person, designated by the trustee, whose ownership of the shares will not violate the ownership limitations in Apple Nine’s charter.  Upon the sale, the interest of the charitable beneficiary in the shares sold will terminate and the trustee will distribute the net proceeds of the sale to the prohibited owner and to the charitable beneficiary.  The prohibited owner will receive the lesser of:

•
the price paid by the prohibited owner for the shares or, if the prohibited owner did not give value for the shares in connection with the event causing the shares to be held in the charitable trust (for example, in the case of a gift or devise), the market price of the shares on the day of the event causing the shares to be held in the charitable trust; and

•	the price per share received by the trustee from the sale or other disposition of the shares held in the charitable trust (less any commission and other expenses of a sale).

The trustee may reduce the amount payable to the prohibited owner by the amount of dividends and distributions paid to the prohibited owner and owed by the prohibited owner to the trustee.  Any net sale proceeds in excess of the amount payable to the prohibited owner will be paid immediately to the charitable beneficiary.  If, before Apple Nine’s discovery that shares have been transferred to the charitable trust, such shares are sold by a prohibited owner, then:

•	such shares will be deemed to have been sold on behalf of the charitable trust; and

•
to the extent that the prohibited owner received an amount for such shares that exceeds the amount that the prohibited owner was entitled to receive as described above, the excess must be paid to the trustee upon demand.

In addition, shares held in the charitable trust will be deemed to have been offered for sale to Apple Nine, or our designee, at a price per share equal to the lesser of:

•	the price per share in the transaction that resulted in such transfer to the charitable trust (or, in the case of a gift or devise, the market price at the time of the gift or devise); and

•	the market price on the date Apple Nine, or its designee, accept such offer.

Apple Nine may reduce the amount payable to the prohibited owner by the amount of dividends and distributions paid to the prohibited owner and owed by the prohibited owner to the trustee.  Apple Nine may pay the amount of such reduction to the trustee for the benefit of the charitable beneficiary.  Apple Nine will have the right to accept the offer until the trustee has sold the shares held in the charitable trust.  Upon such a sale to Apple Nine, the interest of the charitable beneficiary in the shares sold will terminate and the trustee will distribute the net proceeds of the sale to the prohibited owner and any dividends or other distributions held by the trustee will be paid to the charitable beneficiary.

All certificates representing shares of Apple Nine capital stock will bear a legend referring to the restrictions described above.

Every owner of more than 5% (or such lower percentage as required by the Code or the regulations promulgated thereunder) in value of the outstanding shares of Apple Nine capital stock within 30 days after the end of each taxable year, will be required to give written notice to Apple Nine stating the name and address of such owner, the number of Apple Nine shares of each class and series that the owner beneficially owns and a description of the manner in which the shares are held.  Each owner will be required to provide to Apple Nine such additional information as Apple Nine may request in order to determine the effect, if any, of the owner’s beneficial ownership on Apple Nine’s qualification as a REIT and to ensure compliance with Apple Nine’s ownership limitations.  In addition, each shareholder shall upon demand be required to provide to Apple Nine such information as Apple Nine may request, in good faith, in order to determine its qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

The ownership limitations could have the effect of discouraging a takeover or other transaction in which holders of some, or a majority, of shares of Apple Nine capital stock might receive a premium for their shares or which these holders might believe to be otherwise in their best interest.

Proposals 3(i)-3(iv)—Required Vote for Approval

The approval of each of the First Apple Nine Charter Amendment Proposals will require the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Nine common shares;

•	a majority of the outstanding Apple Nine common shares that are not owned by or voted under the control of any of Apple Nine’s directors; and

•	a majority of the outstanding Apple Nine Series A preferred shares that are not owned by or voted under the control of any of Apple Nine’s directors.

If you sign and return a proxy and do not indicate how you wish to vote on any of the First Apple Nine Charter Amendment Proposals, your shares will be voted in favor of such proposal.

Apple Nine does not intend to call a vote for these proposals if the Apple  Nine Merger Proposal has not been approved at the Apple Nine special meeting.

Any current Apple Nine shareholder who does not vote in favor of Proposal 3(iv) would continue to be subject to the restrictions on transfer and ownership in the bylaws. These restrictions are described more fully in the section below entitled “Comparison of Shareholders’ Rights – Ownership and Transfer Limitations.”

Apple Nine shareholder approval of the First Apple Nine Charter Amendment Proposals is a closing condition under Section 6.1 of the Merger Agreement.  If Apple Nine shareholder approval is not obtained, each of the special committees of the Apple REITs may, but is not obligated to, waive this condition to the effectiveness of the mergers. If any of the First Apple Nine Charter Amendment Proposals is not approved, and any of the Apple REIT special committees do not waive this requirement, the mergers will not take place.  Accordingly, unless this condition is waived, a vote against this proposal will have the effect of a vote against the Apple Nine Merger Proposal.

Based on the recommendation of the Apple Nine special committee, the Apple Nine board has unanimously approved the First Apple Nine Charter Amendment. In connection with submitting the Merger Agreement and the transactions contemplated thereby including the First Apple Nine Charter Amendment to Apple Nine shareholders, the Apple Nine board, based on the recommendation of the Apple Nine special committee, determined it should make no recommendation to the Apple Nine shareholders with respect to the First Apple Nine Charter Amendment because of the overlap among the directors of the Apple REITs.  Information regarding the interests of the Apple Nine directors and others in the mergers are described under “Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107.

SECOND APPLE NINE CHARTER AMENDMENT PROPOSAL
(PROPOSAL 4)
(APPLICABLE FOR THE APPLE NINE SPECIAL MEETING ONLY)

The holders of Apple Nine common shares and Series A preferred shares are being asked to approve a proposal that will permit (but not require) Apple Nine’s board to file articles of amendment to Apple Nine’s articles of incorporation to effect a 50% reverse stock split of Apple Nine common shares in connection with listing such shares for trading on a national securities exchange.

If Apple Nine’s shareholders approve the Second Apple Nine Charter Amendment Proposal, and the Apple Nine board decides to implement it, the Second Apple Nine Charter Amendment (defined below) will become effective after being filed with the State Corporation Commission of the Commonwealth of Virginia and in connection with listing Apple Nine common shares for trading on a national securities exchange.

The Apple Nine board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to decide not to proceed with the reverse stock split if, at any time prior to filing the Second Apple Nine Charter Amendment, the Apple Nine board, in its sole discretion, determines that it is not in Apple Nine’s best interests and the best interests of its shareholders to proceed with the 50% reverse stock split. In no event will the reverse stock split provided for in the Second Apple Nine Charter Amendment occur unless the Apple Nine common shares are listed for trading on a national securities exchange.

If the Second Apple Nine Charter Amendment is not filed within twelve months of the special meeting, the proposal will be deemed abandoned, without further effect.  In that case, the Apple Nine board may again seek shareholder approval at a future date if it deems a reverse stock split to be advisable at that time.

The following is a summary of the material terms of the Second Apple Nine Charter Amendment. This summary does not purport to be complete and may not contain all of the information about the amendment that is important to you. The summary of the material terms of the amendment below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the Articles of Amendment of Articles of Incorporation of Apple REIT Nine, Inc., a copy of which is attached to this joint proxy statement/prospectus as Annex E (the “Second Apple Nine Charter Amendment”), and is incorporated by reference into this joint proxy statement/prospectus.

Background and Reasons for the Reverse Stock Split

The Apple Nine board is submitting the Second Apple Nine Charter Amendment to Apple Nine shareholders for approval to provide additional flexibility to the Apple Nine board in connection with a possible future listing of Apple Nine common shares for trading on a national securities exchange and to avoid the delay and expenses associated with convening an additional special shareholders’ meeting in order to implement a 50% reverse stock split if the Apple Nine board determines a 50% reverse stock split is advisable.

If the Apple Nine board decides to implement the reverse stock split, two of every existing Apple Nine common shares would be combined into one Apple Nine common share. The number of Apple Nine common shares issued and outstanding would therefore be reduced by half. The reverse stock split would affect all holders of Apple Nine common shares uniformly, and would not affect any shareholder’s percentage ownership interest in Apple Nine. The primary objective of the reverse stock split, if implemented, would be to increase the marketability of Apple Nine’s common shares at the time they are first listed on an exchange by increasing the per share trading price. The 50% reverse stock split will only be implemented when, and if, the Apple Nine common shares are listed for trading on a national securities exchange, and upon a determination by the Apple Nine board that the 50% reverse stock split would be in the best interests of Apple Nine and its shareholders at that time.

The Apple Nine board would implement the 50% reverse stock split, if it determined that reducing the number of outstanding Apple Nine shares may have the effect of increasing the price per share of Apple Nine common shares relative to the likely trading price that would result in the absence of a reverse stock split and as a result may increase interest in the trading of Apple Nine common shares and improve their marketability and liquidity.  The Apple Nine board believes that some institutional investors and investment funds may be reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms may be reluctant to recommend lower-priced stocks to their clients.  The 50% reverse stock split could increase the likelihood that the trading price for Apple Nine common shares would be at a level that would be viewed more favorably by potential investors.  Further, brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks.  As a result, certain investors also may be dissuaded from purchasing lower-priced stocks.  A higher stock price after the 50% reverse stock split may reduce this concern.  However, Apple Nine cannot assure you that the trading price of Apple Nine common shares following the 50% reverse stock split will be higher than the trading price if Apple Nine did not implement the 50% reverse stock split.  The trading price of Apple Nine common shares may vary based on other factors that are unrelated to the number of shares outstanding, including Apple Nine’s future performance.  Therefore it is possible that the per share price following the 50% reverse stock split may not result in a stock price that will attract (or satisfy the investment guidelines of) institutional investors, investment funds and certain other investors.

While listing Apple Nine common shares for trading on a national securities exchange is one strategic alternative that Apple Nine may pursue after the mergers, no specific time period has been set for pursuing any specific strategic alternative.  Any decision by the Apple Nine board to pursue such a listing or any other potential strategic alternatives would be based on future market and other conditions and factors.  Consequently, Apple Nine cannot assure you when or if such a listing would be pursued as a strategic alternative for Apple Nine.

Effect of a 50% Reverse Stock Split on Holders of Outstanding Apple Nine Common Shares

All Apple Nine common shares issued and outstanding after the mergers will be affected by the 50% reverse stock split if it is implemented.  The number of Apple Nine common shares outstanding after the mergers and related transactions, assuming no exercise of dissenter’s rights, would be 374,050,809. In the event the 50% reverse stock split is implemented in connection with listing the Apple Nine common shares for trading on a national exchange the number of Apple Nine common shares outstanding would be 187,025,405 (assuming no exercise of dissenters’ rights).

A 50% reverse stock split could result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Because Apple Nine common shares are held electronically in book-entry form with the transfer agent and Apple Nine shareholders do not have stock certificates evidencing their ownership of Apple Nine common shares,  Apple Nine shareholders would not need to take action to receive post-reverse split Apple Nine common shares. However, they would be provided with a statement reflecting the number of shares registered in their accounts.

Beneficial Holders of Common Stock (i.e. shareholders who hold in street name)

For purposes of implementing a reverse stock split, Apple Nine could intend to treat shares held by shareholders through a bank, broker, custodian or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees could be instructed to affect the reverse stock split for their beneficial holders holding Apple Nine common shares in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the reverse stock split. If a shareholder holds Apple Nine common shares with a bank, broker, custodian or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker, custodian or other nominee.

Effect of a 50%  Reverse Stock Split on Options

Proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options entitling the holders to purchase shares of Apple Nine common shares. This would result in approximately the same aggregate price being required to be paid under such options upon exercise, and approximately the same value of Apple Nine common shares being delivered upon such exercise immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares reserved for issuance pursuant to these securities would be reduced proportionately.

Fractional Shares

Fractional shares will be issued in a reverse stock split in fractions of one-thousandth of a share (rounded to integral multiples thereof).

Accounting Matters

The proposed Second Apple Nine Charter Amendment will not affect the par value of Apple Nine common shares, which will remain at no par value.

Certain Federal Income Tax Consequences of a 50% Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the reverse stock split to U.S. holders (defined below) of Apple Nine common shares.

This discussion is based upon the Code, Treasury regulations promulgated under the Code, judicial decisions and published administrative rulings, all as currently in effect and all of which are subject to change, possibly with retroactive effect.  This discussion does not address (i) U.S. federal taxes other than income taxes, (ii) state, local or non-U.S. taxes or (iii) tax reporting requirements applicable to the reverse stock split.  In addition, this discussion does not address U.S. federal income tax considerations applicable to holders of Apple Nine common shares that are subject to special treatment under U.S. federal income tax law, including, for example:

•	financial institutions;
•	pass-through entities;
•	insurance companies;
•	tax-exempt organizations;
•	dealers in securities or currencies;
•	traders in securities that elect to use a mark to market method of accounting;
•	persons that hold Apple Nine common shares as part of a straddle, hedge, constructive sale or conversion transaction;
•	regulated investment companies;
•	real estate investment trusts;
•	certain U.S. expatriates;
•	U.S. holders whose “functional currency” is not the U.S. dollar;
•	persons who acquired their Apple Nine common shares through the exercise of an employee stock option or otherwise as compensation; and
•	persons who are not U.S. holders.

For purposes of this discussion, a “U.S. holder” means a beneficial owner of Apple Nine common shares that is:

•	an individual who is a citizen or resident of the United States for U.S. federal income tax purposes;
•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust that (A) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (B) has a valid election in place under the Treasury Regulations to be treated as a U.S. person.

If a partnership (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Apple Nine common shares, the tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership.  Any partnership or entity or arrangement treated as a partnership for U.S. federal income tax purposes that holds Apple Nine common shares, and the partners in such partnership, should consult their tax advisors.

This discussion of material U.S. federal income tax consequences of the reverse stock split is not binding on the IRS.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any described herein.

HOLDERS OF APPLE NINE COMMON SHARES ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE 50% REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX LAWS IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

The reverse stock split is intended to be treated as a recapitalization under Code section 368(a)(1)(E) for U.S. federal income tax purposes. Therefore, no gain or loss will be recognized upon the reverse stock split.  Accordingly, the aggregate tax basis in Apple Nine common shares received pursuant to the reverse stock split should equal the aggregate tax basis in the Apple Nine common shares surrendered and the holding period for the Apple Nine common shares received should include the holding period for the Apple Nine common shares surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding periods of the Apple Nine common shares received pursuant to the reverse stock split. Shareholders who acquired their Apple Nine common shares on different dates, times, and prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

No Appraisal Rights

Under Virginia law and Apple Nine’s amended articles of incorporation, holders of Apple Nine common shares will not be entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split.

Vote Required for Approval

The approval of the Second Apple Nine Charter Amendment Proposal will require the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	a majority of the outstanding Apple Nine common shares;

•	a majority of the outstanding Apple Nine common shares that are not owned by or voted under the control of any of Apple Nine’s directors; and

•	a majority of the outstanding Apple Nine Series A preferred shares that are not owned by or voted under the control of any of Apple Nine’s directors.

If you sign and return a proxy and do not indicate how you wish to vote on any proposal, your shares will be voted in favor of the Second Apple Nine Charter Amendment Proposal.

Apple Nine does not intend to call a vote for this proposal if the Merger Proposal has not been approved at the Apple Nine special meeting.

Apple Nine shareholder approval of the Second Apple Nine Charter Amendment Proposal is a closing condition under Section 6.1 of the Merger Agreement.  If shareholder approval is not obtained, each of the special committees of the Apple REITs may, but is not obligated to, waive this condition to the effectiveness of the mergers. If the Second Apple Nine Charter Amendment Proposal is not approved, and any of the Apple REIT special committees do not waive this requirement, the mergers will not take place.

Based on the recommendation of the Apple Nine special committee, the Apple Nine board has unanimously approved the Second Apple Nine Charter Amendment. In connection with submitting the Merger Agreement and the transactions contemplated thereby including the Second Apple Nine Charter Amendment to Apple Nine shareholders, the Apple Nine board, based on the recommendation of the Apple Nine special committee, determined it should make no recommendation to the Apple Nine shareholders with respect to the Second Apple Nine Charter Amendment because of the overlap among the directors of the Apple REITs.  Information regarding the interests of the Apple Nine directors and others in the mergers is described under “Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107.

APPLE NINE BYLAWS AMENDMENT PROPOSALS
(PROPOSALS 5(i), 5(ii), 5(iii), and 5(iv))
(APPLICABLE FOR THE APPLE NINE SPECIAL MEETING ONLY)

The holders of Apple Nine common shares and Series A preferred shares are being asked to approve four proposals that will amend the Apple Nine bylaws to: (i) change the name of Apple Nine in the bylaws to Apple Hospitality REIT, Inc., (ii) provide that the provisions relating to restrictions on transfer and ownership to protect Apple Nine’s REIT tax status apply only to Apple Nine common shares not subject to the transfer and ownership restrictions set forth in the First Apple Nine Charter Amendment, (iii) eliminate Article VIII of the Apple Nine bylaws relating to the employment of the external advisor and provide that other provisions in the bylaws that relate to an external advisor would have no force and effect if Apple Nine has no external advisor, and (iv) permit the Apple Nine board to amend the Apple Nine bylaws without shareholder approval in the event the Apple Nine common shares are to be listed on a national securities exchange and effective as of the date the Apple Nine common shares are first listed for trading on a national securities exchange. The Apple Nine Bylaws Amendment removes restrictions mandated by state securities administrators which will no longer be required, (i) in the case of the provision relating to an external advisor because Apple Nine will be self-managed after the mergers and (ii) in the case of bylaws amendments, in the event that Apple Nine common shares are listed for trading on a national securities exchange. The Apple Nine board believes these changes conform more closely the Apple Nine bylaws to the bylaws of other REITs that are self-managed or have publicly traded shares.

The following is a summary of the material terms of the Apple Nine Bylaws Amendment and the four related proposals. This summary does not purport to be complete and may not contain all of the information about the amendment that is important to you. The summary of the material terms of the Apple Nine Bylaws Amendment below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to Amendment No. 1 to the bylaws of Apple REIT Nine, Inc., a copy of which is attached to this joint proxy statement/prospectus as Annex F, and is incorporated by reference into this joint proxy statement/prospectus.

Proposal 5(i)—Name Change

The Apple Nine Bylaws Amendment would change the name of Apple Nine in the bylaws to Apple Hospitality REIT, Inc. to be consistent with the name change in the First Apple Nine Charter Amendment.

Proposal 5(ii)—Provisions Relating to Restrictions on Transfer and Ownership

Currently, the Apple Nine bylaws contain restrictions on the transfer and ownership of Apple Nine common shares and any other stock of Apple Nine designed to protect Apple Nine’s REIT tax status.  At the effective time of the mergers, Apple Nine’s charter will be amended to add similar restrictions with specific mechanics of such restrictions that conform them more closely to those of REITs whose securities are publicly traded and listed on a national securities exchange.  See “Apple Nine First Charter Amendment Proposals – Restrictions on Transfer and Ownership.”  Under Virginia law, any current Apple Nine shareholder who does not vote in favor of Proposal 3(iv) cannot be subject to these new provisions. Accordingly, the Apple Nine Bylaws Amendment provides that the provisions in the Apple Nine bylaws relating to restrictions on transfer and ownership continue to apply only to Apple Nine shareholders who did not vote in favor of Proposal 3(iv).

Following the First Apple Nine Charter Amendment and the Apple Nine Bylaws Amendment, all Apple Nine common shares will remain subject to restrictions on the transfer and ownership.  The restrictions on transfer and ownership of Apple Nine common shares in the Apple Nine charter would apply to Apple Nine shareholders who voted in favor of Proposal 3(iv) and Apple Seven and Apple Eight shareholders receiving Apple Nine common shares in the mergers, while the restrictions on transfer and ownership of Apple Nine common shares in the bylaws would continue to apply to Apple Nine shareholders who did not vote in favor of Proposal 3(iv).  These restrictions are described more fully in the section below entitled “Comparison of Shareholders’ Rights – Ownership and Transfer Limitations.”

Proposal 5(iii)—Provisions Relating to External Advisor

In connection with Apple Nine becoming self-managed following the mergers, the Apple Nine Bylaws Amendment would eliminate Article VIII of the Apple Nine bylaws which relates to the employment of the external advisor and also provides that other provisions in the bylaws that relate to an external advisor would have no force and effect if Apple Nine has no external advisor. Pursuant to the Termination Agreement, effective immediately before the effective time of the mergers, the existing advisory arrangements for each of the Apple REITs will be terminated. The Termination Agreement is described more fully in the section entitled “Termination Agreement.” The Apple Nine Bylaws Amendment would reflect the termination of these arrangements.

Proposal 5(iv)—Amendment of Bylaws by Board of Directors Without Shareholder Vote

Currently, shareholder approval is generally required to amend the Apple Nine bylaws. The Apple Nine Bylaws Amendment would permit the Apple Nine board to amend, repeal or adopt new bylaws effective with the initial listing of Apple Nine common shares for trading on a national securities exchange.  The Apple Nine Bylaws Amendment would also provide that the bylaws may be amended or repealed or new bylaws adopted by the vote of the majority of holders of Apple Nine common shares outstanding, as is currently provided for in the bylaws.

Proposal 5(i)-5(iv)—Required Vote for Approval

The approval of the Apple Nine Bylaws Amendment Proposals will require the affirmative vote, in each case voting as a separate voting group, of the holders of:

•	A majority of the outstanding Apple Nine common shares;

•	a majority of the outstanding Apple Nine common shares that are not owned by or voted under the control of any of Apple Nine’s directors; and

•	a majority of the outstanding Apple Nine Series A preferred shares that are not owned by or voted under the control of any of Apple Nine’s directors

If you sign and return a proxy and do not indicate how you wish to vote on any of the Apple Nine Bylaws Amendment Proposals, your shares will be voted in favor of such proposal.

Apple Nine does not intend to call for a vote for these proposals if the Apple Nine Merger Proposal has not been approved at the Apple Nine special meeting.

Apple Nine shareholder approval of the Apple Nine Bylaws Amendment Proposals is a closing condition under Section 6.1 of the Merger Agreement. If Apple Nine shareholder approval is not obtained, each of the special committees of the Apple REITs may, but is not obligated to, waive this condition to the closing of the mergers. If any of the Apple Nine Bylaws Amendment Proposals is not approved, and any of the Apple REIT special committees do not waive this requirement, the mergers will not take place.  Accordingly, unless this condition is waived, a vote against any of these proposals will have the effect of a vote against the Apple Nine Merger Proposal.

Based on the recommendation of the Apple Nine special committee, the Apple Nine board has unanimously approved the Apple Nine Bylaws Amendment. In connection with submitting the Merger Agreement and the transactions contemplated thereby including the Apple Nine Bylaws Amendment to Apple Nine shareholders, the Apple Nine board, based on the recommendation of the Apple Nine special committee, determined it should make no recommendation to the

Apple Nine shareholders with respect to the Apple Nine Bylaws Amendment because of the overlap among the directors of the Apple REITs.  Information regarding the interests of the Apple Nine directors and others in the mergers is described under “Interests of Apple REIT Directors and Executive Officers in the Mergers” beginning on page 107.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion summarizes the material U.S. federal income tax consequences of the mergers to U.S. holders (as defined below) of Apple Seven or Apple Eight common or preferred shares that hold such stock as a capital asset within the meaning of Section 1221 of the Code.  This discussion is based upon the Code, Treasury regulations promulgated under the Code, which we refer to as the Treasury Regulations, judicial decisions and published administrative rulings, all as currently in effect and all of which are subject to change, possibly with retroactive effect.  This discussion does not address (i) U.S. federal taxes other than income taxes, (ii) state, local or non-U.S. taxes or (iii) tax reporting requirements applicable to the mergers.  In addition, this discussion does not address U.S. federal income tax considerations applicable to holders of Apple Seven or Apple Eight common or preferred shares that are subject to special treatment under U.S. federal income tax law, including, for example:

•	financial institutions;
•	pass-through entities (such as entities treated as partnerships for U.S. federal income tax purposes);
•	insurance companies;
•	tax-exempt organizations;
•	dealers in securities or currencies;
•	traders in securities that elect to use a mark to market method of accounting;
•	persons that hold Apple Seven or Apple Eight common or preferred shares as part of a straddle, hedge, constructive sale or conversion transaction;
•	regulated investment companies;
•	real estate investment trusts;
•	certain U.S. expatriates;
•	U.S. holders whose “functional currency” is not the U.S. dollar;
•	persons who acquired their Apple Seven or Apple Eight common or preferred shares through the exercise of an employee stock option or otherwise as compensation; and
•	persons who are not U.S. holders.

For purposes of this discussion, a “U.S. holder” means a beneficial owner of Apple Seven or Apple Eight common or preferred shares that is:

•	an individual who is a citizen or resident of the United States for U.S. income tax purposes;
•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust that (A) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (B) has a valid election in place under the Treasury Regulations to be treated as a U.S. person.

If a partnership (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Apple Seven or Apple Eight common or preferred shares, the tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership.  Any partnership or entity or arrangement treated as a partnership for U.S. federal income tax purposes that holds Apple Seven or Apple Eight common or preferred shares, and the partners in such partnership, should consult their tax advisors.

This discussion of material U.S. federal income tax consequences of the mergers is not binding on the Internal Revenue Service (the “IRS”).  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any described herein.

HOLDERS OF APPLE SEVEN OR APPLE EIGHT COMMON OR PREFERRED SHARES ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGERS, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX LAWS IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

Tax Opinions from Outside Counsel

It is a condition to the consummation of the mergers that McGuireWoods (or other counsel reasonably acceptable to Apple Seven, Apple Eight and Apple Nine) renders a tax opinion to Apple Seven, Apple Eight and Apple Nine to the effect that, for U.S. federal income tax purposes, each of the mergers will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code.  Such opinion will be based on customary representations as to factual matters made and covenants agreed to, by Apple Seven, Apple Eight and Apple Nine (including those contained in tax representation letters provided by Apple Seven, Apple Eight and Apple Nine), and on customary assumptions.  If any assumption or representation is inaccurate in any way, or any covenant is not complied with, the tax consequences of the mergers could differ from those described in the tax opinions. The tax opinions represent the legal judgment of McGuireWoods and are not binding on the IRS.  No ruling from the IRS has been or will be requested in connection with the mergers, and there can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to the conclusions set forth in the tax opinion.  If the condition relating to the tax opinions to be delivered at closing is waived, this joint proxy statement/prospectus will be amended and recirculated.

Material U.S. Federal Income Tax Consequences of the Mergers

In the opinion of McGuireWoods, the mergers of each of Apple Seven and Apple Eight with and into the applicable Acquisition Sub will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly:

•	Apple Seven and Apple Eight will not recognize any gain or loss as a result of the mergers;

•	a U.S. holder will not recognize any gain or loss upon receipt of Apple Nine common shares in exchange for its Apple Seven or Apple Eight common or preferred shares in connection with the mergers;

•
a U.S. holder will have an aggregate tax basis in the Apple Nine common shares received in the mergers equal to the U.S. holder’s aggregate tax basis in its Apple Seven or Apple Eight shares surrendered pursuant to the mergers.  If a U.S. holder acquired any of its shares of Apple Seven or Apple Eight common or preferred shares at different prices or at different times, Treasury Regulations provide guidance on how such U.S. holder may allocate its tax basis to Apple Nine common shares received in the mergers.  U.S. holders that hold multiple blocks of Apple Seven or Apple Eight common or preferred shares should consult their tax advisors regarding the proper allocation of their basis among shares of Apple Nine common shares received in the mergers under these Treasury Regulations; and

•
the holding period of the Apple Nine common shares received by a U.S. holder in connection with the mergers will include the holding period of the Apple Seven or Apple Eight common or preferred shares surrendered in connection with the mergers.

U.S. Federal Income Tax Consequences of the Mergers to Apple Seven and Apple Eight and their Shareholders (or Apple Nine) if a Merger Does Not Qualify as a Reorganization

If the merger of Apple Seven with and into Seven Acquisition Sub or the merger of Apple Eight with and into Eight Acquisition Sub, as the case may be, fails to qualify as a reorganization, then a shareholder of Apple Seven or Apple Eight, as the case may be, generally would recognize gain or loss, as applicable, equal to the difference between:

•	the sum of the fair market value of the common stock received by the Apple Seven or Apple Eight shareholder, as the case may be, in the applicable merger; and

•	the shareholder’s adjusted tax basis in its Apple Seven or Apple Eight shares, as the case may be.

If a merger fails to qualify as a reorganization, so long as Apple Seven and Apple Eight qualified as REITs at the time of the merger, Apple Seven and Apple Eight generally would not incur a U.S. federal income tax liability so long as Apple Seven or Apple Eight, as the case may be, has made distributions (which would be deemed to include for this purpose the fair market value of the Apple Nine common stock issued pursuant to the merger in respect of Apple Seven or Apple Eight, as applicable) to the Apple Seven or Apple Eight shareholders, as the case may be, in an amount at least equal to the net income or gain on the deemed sale of its assets to Apple Nine. In the event that such distributions were not sufficient to eliminate all of Apple Seven’s or Apple Eight’s tax liability as a result of the deemed sale of its assets to Apple Nine, Apple Nine would be liable for any remaining tax owed by Apple Seven or Apple Eight as a result of the merger.

If a merger fails to qualify as a reorganization and Apple Seven or Apple Eight did not qualify as a REIT at the time of the merger, Apple Seven or Apple Eight, as the case may be, would generally recognize gain or loss on the deemed transfer of its assets in the merger and Apple Nine, as its successor, could incur a very significant current tax liability and may be unable to qualify as a REIT.

Backup Withholding

Certain U.S. holders of Apple Seven or Apple Eight common or preferred shares may be subject to backup withholding of U.S. federal income tax with respect to any cash received in connection with the exercise of their dissenters’ rights in lieu of taking Apple Nine common shares pursuant to the mergers.  Backup withholding will not apply, however, to a U.S. holder of Apple Seven or Apple Eight common or preferred shares that furnishes a correct taxpayer identification number and certifies that it is not subject to backup withholding on IRS Form W-9 (or substitute Form W-9) or is otherwise exempt from backup withholding and provides appropriate proof of the applicable exemption. While this discussion does not otherwise address the United States federal income tax considerations applicable to non-U.S. holders, a non-U.S. holder may be subject to backup withholding unless such holder establishes an exemption, for example, by properly certifying its non-U.S. status on an IRS Form W-8BEN or another appropriate version of IRS Form W-8.  Notwithstanding the foregoing, backup withholding may apply if either we have or our paying agent has actual knowledge, or reason to know, that such holder is not a non-U.S. holder.  Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, if any, provided that the holder timely furnishes the required information to the IRS.

THE PRECEDING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE MERGERS’ POTENTIAL TAX EFFECTS. APPLE SEVEN AND APPLE EIGHT SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGERS, INCLUDING TAX RETURN REPORTING REQUIREMENTS AND THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER APPLICABLE TAX LAWS.

REIT Qualification of Apple Seven, Apple Eight and Apple Nine

It is a condition to the obligations of Apple Seven and Apple Eight to complete the mergers that Apple Seven and Apple Eight receive an opinion from McGuireWoods (or other Apple Nine counsel reasonably satisfactory to Apple Seven or Apple Eight) to the effect that, commencing with the taxable year of Apple Nine ended December 31, 2008, Apple Nine has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its proposed method of operation will enable Apple Nine to continue to meet the requirements for qualification and taxation as a REIT under the Code.  The opinion of McGuireWoods will be subject to customary exceptions, assumptions and qualifications and be based on customary representations made by Apple Nine about factual matters relating to the organization and operation of Apple Nine and its subsidiaries.

It is a condition to the obligation of Apple Nine to complete the mergers that Apple Nine receive an opinion from McGuireWoods (or other counsel to such company reasonably satisfactory to Apple Nine) to the effect that, commencing with the taxable year of Apple Seven ended December 31, 2006, and commencing with the taxable year of Apple Eight ended December 31, 2007, each of Apple Seven and Apple Eight, respectively, has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its actual method of operation has enabled it to meet, through the effective time of the mergers, the requirements for qualification and taxation as a REIT under the Code.  The opinion of McGuireWoods will be subject to customary exceptions, assumptions and qualifications and be based on customary representations made by Apple Seven and Apple Eight about factual matters relating to the organization and operation of Apple Seven and Apple Eight and their respective subsidiaries.

The opinions described above will not be binding on the IRS.  Apple Nine intends to continue to operate in a manner to qualify as a REIT following the mergers, but there is no guarantee that it will qualify or remain qualified as a REIT.  Qualification and taxation as a REIT will depend upon the ability of Apple Nine to meet, through actual annual (or, in some cases, quarterly) operating results, requirements relating to income, asset ownership, distribution levels and diversity of share ownership, and the various REIT qualification requirements imposed under the Code. Given the complex nature of the REIT qualification requirements, the ongoing importance of factual determinations and the possibility of future changes in the circumstances of Apple Nine, it cannot be guaranteed that the actual operating results of Apple Nine will satisfy the requirements for taxation as a REIT under the Code for any particular tax year.

Tax Liabilities and Attributes Inherited from Apple Seven and Apple Eight

If Apple Seven or Apple Eight failed to qualify as a REIT for any of its taxable years, Apple Seven or Apple Eight, as the case may be, would be liable for (and Apple Nine would be obligated to pay) U.S. federal income tax on its taxable income for such years at regular corporate rates and, assuming the mergers qualified as reorganizations within the meaning of Section 368(a) of the Code, Apple Nine would be subject to tax on the built-in gain on each asset of Apple Seven or Apple Eight, as the case may be, existing at the time of the mergers if Apple Nine were to dispose of the Apple Seven or Apple Eight asset for up to ten years following the mergers. Such tax would be imposed at the highest regular corporate rate in effect at the date of the sale. Moreover, and irrespective of whether Apple Seven or Apple Eight qualified as a REIT, if Apple Seven or Apple Eight were to incur tax liabilities as a result of the failure of the mergers to qualify as a reorganization within the meaning of Section 368(a) of the Code, those tax liabilities would be transferred to Apple Nine as a result of the mergers.

Furthermore, after the mergers, the asset and income tests will apply to all of the assets of Apple Nine, including the assets Apple Nine acquires from Apple Seven and Apple Eight, and to all of the income of Apple Nine, including the income derived from the assets Apple Nine acquires from Apple Seven and Apple Eight.  As a result, the nature of the assets that Apple Nine acquires from Apple Seven and Apple Eight and the income Apple Nine derives from those assets may have an effect on the tax status of Apple Nine as a REIT.

Qualification as a REIT requires Apple Nine to satisfy numerous requirements, some on an annual and others on a quarterly basis, as described below with respect to Apple Nine.  There are only limited judicial and administrative interpretations of these requirements, and qualification as a REIT involves the determination of various factual matters and circumstances which were not entirely within the control of Apple Nine.

Material U.S. Federal Income Tax Considerations Applicable to Holders of Apple Nine Common Shares

This section summarizes the material U.S. federal income tax consequences generally resulting from the election of Apple Nine to be taxed as a REIT.

The sections of the Code and the corresponding Treasury regulations that relate to the qualification and taxation as a REIT are highly technical and complex. You are urged to consult your tax advisor regarding the specific tax consequences to you of ownership of the securities of Apple Nine and of the election of Apple Nine to be taxed as a REIT.  Specifically, you should consult your tax advisor regarding the federal, state, local, foreign and other tax consequences of such ownership and election, and regarding potential changes in applicable tax laws.

Taxation of REITs in General

General.

Apple Nine elected to be taxed as a REIT under Sections 856 through 860 of the Code commencing with its taxable year ended December 31, 2008.  Apple Nine believes it has been organized and has operated in a manner which allows it to qualify for taxation as a REIT under the Code commencing with its taxable year ended December 31, 2008.  Apple Nine currently intends to continue to be organized and operate in this manner.  However, its qualification and taxation as a REIT depend upon its ability to meet the various qualification tests imposed under the Code, including through actual annual operating results, asset composition, distribution levels and diversity of stock ownership.

Accordingly, no assurance can be given that Apple Nine has been organized and has operated, or will continue to be organized and operate, in a manner so as to qualify or remain qualified as a REIT. See the section below entitled “—Failure to Qualify.”

The sections of the Code and the corresponding Treasury Regulations that relate to qualification and operation as a REIT are highly technical and complex. The following sets forth the material aspects of the sections of the Code that govern the United States federal income tax treatment of a REIT and the holders of certain of its securities. This summary is qualified in its entirety by the applicable Code provisions, relevant rules and regulations promulgated under the Code, and administrative and judicial interpretations of the Code and these rules and regulations.

Provided Apple Nine qualifies for taxation as a REIT, Apple Nine generally will not be required to pay federal corporate income taxes on its net income that is currently distributed to its shareholders.  This treatment substantially eliminates the “double taxation” that typically results from investment in a C corporation.  A C corporation is a corporation that generally is required to pay tax at the corporate level.  Double taxation generally means taxation that occurs once at the corporate level when income is earned and once again at the shareholder level when the income is distributed.  Apple Nine will be required to pay United States federal income tax, however, as follows:

•	Apple Nine will be required to pay tax at regular corporate tax rates on any undistributed net taxable income, including undistributed net capital gains.

•	Apple Nine may be required to pay the “alternative minimum tax” on its items of tax preference under some circumstances.

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if Apple Nine has (a) net income from the sale or other disposition of “foreclosure property” which is held primarily for sale to customers in the ordinary course of business or (b) other nonqualifying income from foreclosure property, Apple Nine will be required to pay tax at the highest corporate rate on this income. Foreclosure property is generally defined as property acquired through foreclosure or after a default on a loan secured by the property or a lease of the property and for which an election is made.

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Apple Nine will be required to pay a 100% tax on any net income from prohibited transactions. Prohibited transactions are, in general, sales or other taxable dispositions of property, other than foreclosure property, held as inventory or primarily for sale to customers in the ordinary course of business.

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if Apple Nine fails to satisfy the 75% or the 95% gross income tests, as described below, but has otherwise maintained its qualification as a REIT because certain other requirements are met, Apple Nine will be required to pay a tax equal to (a) the greater of (i) the amount by which 75% of its gross income exceeds the amount qualifying under the 75% gross income test described below and (ii) the amount by which 95% of its gross income exceeds the amount qualifying under the 95% gross income test, multiplied by (b) a fraction intended to reflect its profitability.

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if Apple Nine fails to satisfy any of the REIT asset tests (other than a de minimis failure of the 5% or 10% asset tests), as described below, due to reasonable cause and not due to willful neglect, and Apple Nine nonetheless maintains its REIT qualification because of specified cure provisions, it will be required to pay a tax equal to the greater of $50,000 or the highest corporate tax rate multiplied by the net income generated by the nonqualifying assets that caused it to fail such test.

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if Apple Nine fails to satisfy any provision of the Code that would result in its failure to qualify as a REIT (other than a violation of the REIT gross income tests or certain violations of the asset tests described below) and the violation is due to reasonable cause and not due to willful neglect, it may retain its REIT qualification but will be required to pay a penalty of $50,000 for each such failure.

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Apple Nine will be required to pay a 4% excise tax to the extent it fails to distribute during each calendar year at least the sum of (a) 85% of its REIT ordinary income for the year, (b) 95% of its REIT capital gain net income for the year, and (c) any undistributed taxable income from prior periods. Such excise tax would not be deductible by Apple Nine.

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if Apple Nine acquires any asset from a corporation which is or has been a C corporation in a transaction in which the basis of the asset in Apple Nine’s hands is less than the fair market value of the asset, in each case determined at the time it acquired the asset, and it subsequently recognizes gain on the disposition of the asset during the ten-year period beginning on the date on which it acquired the asset, then it will be required to pay tax at the highest regular corporate tax rate on this gain to the extent of the excess of (a) the fair market value of the asset over (b) its adjusted basis in the asset, in each case determined as of the date on which it acquired the asset. The results described in this paragraph with respect to the recognition of gain assume that the C corporation will refrain from making an election to receive different treatment under applicable Treasury Regulations on its tax return for the year in which Apple Nine acquires the asset from the C corporation. The IRS has issued final Treasury Regulations which would exclude from the application of this built-in gains tax any gain from the sale of property acquired by Apple Nine in an exchange under Section 1031 (a like kind exchange) or 1033 (an involuntary conversion) of the Code.

•	entities Apple Nine owns that are C corporations, including its “taxable REIT subsidiaries,” generally will be required to pay federal corporate income tax on their earnings.

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Apple Nine will be subject to a 100% tax on any “redetermined rents,” “redetermined deductions” or “excess interest.”  In general, redetermined rents are rents from real property that are overstated as a result of services furnished by a “taxable REIT subsidiary” of Apple Nine to any of its tenants.  Redetermined deductions and excess interest generally represent amounts that are deducted by a taxable REIT subsidiary of Apple Nine for amounts paid to it that are in excess of the amounts that would have been deducted based on arm’s length negotiations. See “—Penalty Tax” below.

Requirements for Qualification as a Real Estate Investment Trust.

The Code defines a REIT as a corporation, trust or association:

(1)	that is managed by one or more trustees or directors;

(2)	that issues transferable shares or transferable certificates to evidence its beneficial ownership;

(3)	that would be taxable as a domestic corporation but for special Code provisions applicable to REITs;

(4)	that is not a financial institution or an insurance company within the meaning of the Code;

(5)	that is beneficially owned by 100 or more persons;

(6)
not more than 50% in value of the outstanding stock of which is owned, actually or constructively, by five or fewer individuals, including specified entities, during the last half of each taxable year;

(7)
that makes an election to be taxable as a REIT for the current taxable year, or has made this election for a previous taxable year, which election has not been revoked or terminated, and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to maintain qualification as a REIT; and

(8)	that meets other tests, described below, regarding the nature of its income and assets and the amount of its distributions.

The Code provides that conditions (1) to (4), inclusive, must be met during the entire taxable year and that condition (5) must be met during at least 335 days of a taxable year of twelve months, or during a proportionate part of a taxable year of less than twelve months.  Conditions (5) and (6) do not apply until after the first taxable year for which an election is made to be taxed as a REIT.  For purposes of condition (6), the term “individual” generally includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes, but does not include a qualified pension plan or profit sharing trust.

Apple Nine believes that it has been organized, has operated and has issued sufficient shares of capital stock with sufficient diversity of ownership to allow it to satisfy conditions (1) through (8), inclusive, during the relevant time periods.  In addition, Apple Nine’s bylaws provide (and, following the mergers, the Apple Nine articles of incorporation as amended by the First Apple Nine Charter Amendment will also provide) for restrictions regarding the ownership and transfer of its shares which are intended to assist it in continuing to satisfy the share ownership requirements described in conditions (5) and (6) above.  These restrictions, however, may not ensure that Apple Nine will, in all cases, be able to satisfy the share ownership requirements described in conditions (5) and (6) above.  If Apple Nine fails to satisfy these share ownership requirements, except as provided in the next sentence, Apple Nine’s status as a REIT will terminate.  If, however, Apple Nine complies with the rules contained in the applicable Treasury Regulations that require it to ascertain the actual ownership of its shares, and Apple Nine does not know, and would not have known through the exercise of reasonable diligence, that it failed to meet the requirement described in condition (6) above, Apple Nine will be treated as having met this requirement. See “—Failure to Qualify.”

In addition, Apple Nine may not maintain its status as a REIT unless its taxable year is the calendar year. Apple Nine has and will continue to have a calendar taxable year.

Ownership of Partnership and Limited Liability Company Interests. Apple Nine may from time to time own and operate one or more properties through partnerships and limited liability companies, including the properties it acquired from Apple Seven or Apple Eight.  Treasury Regulations generally provide that, in the case of a REIT which is a partner in a partnership or a member in a limited liability company that is treated as a partnership for United States federal income tax purposes, the REIT will be deemed to own its proportionate share of the assets of the partnership or limited liability company, as the case may be, based on its interest in partnership capital, subject to special rules relating to the 10% REIT asset test described below.  Also, pursuant to Treasury Regulations, the REIT will be deemed to be entitled to its proportionate share of the income of that entity.  The assets and gross income of the partnership or limited liability company retain the same character in the hands of the REIT, including for purposes of satisfying the gross income tests and the asset tests.  In addition, for these purposes, the assets and items of income of any partnership or limited liability company treated as a partnership or disregarded entity for United States federal income tax purposes in which Apple Nine directly or indirectly owns an interest include such entity’s share of assets and items of income of any partnership or limited liability company in which it owns an interest. Apple Nine has included a brief summary of the rules governing the United States federal income taxation of partnerships and limited liability companies below in “—Tax Aspects of the Partnerships.”

Apple Nine has direct or indirect control of certain partnerships and limited liability companies and intends to continue to operate them in a manner consistent with the requirements for its qualification as a REIT.  From time to time Apple Nine may be a limited partner or non-managing member in certain partnerships and limited liability companies.  If any such partnership or limited liability company were to take actions that could jeopardize Apple Nine’s status as a REIT or require it to pay tax, Apple Nine could be forced to dispose of its interest in such entity.  In addition, it is possible that a partnership or limited liability company could take an action which could cause Apple Nine to fail a REIT income or asset test, and that Apple Nine would not become aware of such action in time to dispose of its interest in the applicable entity or take other corrective action on a timely basis.  In such a case, unless Apple Nine was entitled to relief, as described below, it could fail to qualify as a REIT.

Ownership of Interests in Qualified REIT Subsidiaries. Apple Nine currently owns and may from time to time own and operate certain properties through wholly owned subsidiaries that Apple Nine intends to be treated as “qualified REIT subsidiaries” under the Code.  A corporation will qualify as Apple Nine’s qualified REIT subsidiary if Apple Nine owns 100% of the corporation’s outstanding stock and Apple Nine does not elect with the corporation to treat it as a “taxable REIT subsidiary,” as described below.  A qualified REIT subsidiary is not treated as a separate corporation, and all assets, liabilities and items of income, gain, loss, deduction and credit of a qualified REIT subsidiary are treated as assets, liabilities and items of income, gain, loss, deduction and credit (as the case may be) of the parent REIT for all purposes under the Code (including all REIT qualification tests).  Thus, in applying the United States federal income tax requirements described in this joint proxy statement/prospectus, the subsidiaries in which Apple Nine owns a 100% interest (other than any taxable REIT subsidiaries) are ignored, and all assets, liabilities and items of income, gain, loss, deduction and credit of such subsidiaries are treated as Apple Nine’s assets, liabilities, and items of income, gain, loss, deduction and credit.  A qualified REIT subsidiary is not required to pay United States federal income tax, and Apple Nine’s ownership of the stock of such a qualified REIT subsidiary does not violate the restrictions on ownership of securities, as described below under “—Asset Tests.”

Ownership of Interests in Taxable REIT Subsidiaries.  A taxable REIT subsidiary is a corporation other than a REIT in which a REIT directly or indirectly holds stock and that has made a joint election with the REIT to be treated as a taxable REIT subsidiary.  A taxable REIT subsidiary also includes any corporation other than a REIT with respect to which a taxable REIT subsidiary owns, directly or indirectly, securities possessing more than 35% of the total voting power or value of the outstanding securities of such corporation.  Other than some activities relating to lodging and health care facilities, a taxable REIT subsidiary generally may engage in any business, including the provision of customary or non-customary services to tenants of its parent REIT.  A taxable REIT subsidiary is subject to income tax as a regular C corporation.  In addition, a taxable REIT subsidiary may be prevented from deducting interest on debt that Apple Nine directly or indirectly funds if certain tests regarding the taxable REIT subsidiary’s debt-to-equity ratio and interest expense are satisfied.   Apple Nine currently owns 100% of the stock of several taxable REIT subsidiaries, will acquire 100% of the stock of one or more additional taxable REIT subsidiaries upon its acquisition of Apple Seven and Apple Eight and may from time to time acquire interests in additional taxable REIT subsidiaries.  Apple Nine’s ownership of securities of taxable REIT subsidiaries will not be subject to the 10% or 5% asset tests described below. See “—Asset Tests.”

Income Tests. Apple Nine must satisfy two gross income requirements annually to maintain its qualification as a REIT:

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first, in each taxable year, Apple Nine must derive directly or indirectly at least 75% of its gross income (excluding gross income from prohibited transactions, certain hedging transactions entered into after July 30, 2008, and certain foreign currency gains recognized after July 30, 2008) from investments relating to real property or mortgages on real property, including “rents from real property,” interest on obligations adequately secured by mortgages on real property, gains from the sale or other disposition of real property (including interests in real property and interests in mortgages on real property) other than property held primarily for sale to customers in the ordinary course of our trade or business, and certain types of temporary investments; and

•
second, in each taxable year, Apple Nine must derive at least 95% of its gross income (excluding gross income from prohibited transactions, certain designated hedges of indebtedness, and certain foreign currency gains recognized after July 30, 2008) from (a) the real property investments described above, and (b) dividends, interest and gain from the sale or disposition of stock or securities, or from any combination of the foregoing.

For these purposes, the term “interest” generally does not include any amount received or accrued, directly or indirectly, if the determination of all or some of the amount depends in any way on the income or profits of any person.  An amount received or accrued generally will not be excluded from the term “interest,” however, solely by reason of being based on a fixed percentage or percentages of receipts or sales.

Rents Apple Nine receives from a tenant will qualify as “rents from real property” for the purpose of satisfying the gross income requirements for a REIT described above only if all of the following conditions are met:

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the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term “rents from real property” solely by reason of being based on a fixed percentage or percentages of receipts or sales;

•
Apple Nine, or an actual or constructive owner of 10% or more of Apple Nine’s stock, must not actually or constructively own 10% or more of the interests in the assets or net profits of the tenant, or, if the tenant is a corporation, 10% or more of the total combined voting power of all classes of stock entitled to vote or 10% or more of the total value of all classes of stock of the tenant.  Rents Apple Nine receives from a tenant that is its taxable REIT subsidiary, however, will not be excluded from the definition of “rents from real property” if at least 90% of the space at the property to which the rents relate is leased to third parties, and the rents paid by the taxable REIT subsidiary are substantially comparable to rents paid by Apple Nine’s other tenants for comparable space.  Whether rents paid by a taxable REIT subsidiary are substantially comparable to rents paid by other tenants is determined at the time the lease with the taxable REIT subsidiary is entered into, extended, and modified, if such modification increases the rents due under such lease.  Notwithstanding the foregoing, however, if a lease with a “controlled taxable REIT subsidiary” is modified and such modification results in an increase in the rents payable by such taxable REIT subsidiary, any such increase will not qualify as “rents from real property.”  For purposes of this rule, a “controlled taxable REIT subsidiary” is a taxable REIT subsidiary in which Apple Nine owns stock possessing more than 50% of the voting power or more than 50% of the total value of the outstanding stock of such taxable REIT subsidiary;

•
rent attributable to personal property leased in connection with a lease of real property must not be greater than 15% of the total rent Apple Nine receives under the lease.  If this condition is not met, then the portion of the rent attributable to personal property will not qualify as “rents from real property”; and

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Apple Nine generally must not operate or manage its property or furnish or render services to the tenants of the property, subject to a 1% de minimis exception and except as provided below.  Apple Nine may, however, directly perform certain services that are “usually or customarily rendered” in connection with the rental of space for occupancy only and are not otherwise considered “rendered to the occupant” of the property. Examples of such services include the provision of light, heat, or other utilities, trash removal and general maintenance of common areas.  In addition, Apple Nine may employ an independent contractor from whom it derives no revenue to provide customary services, or a taxable REIT subsidiary, which may be wholly or partially owned by Apple Nine, to provide both customary and non-customary services, to Apple Nine’s tenants without causing the rent Apple Nine receives from those tenants to fail to qualify as “rents from real property.” Any amounts Apple Nine receives from a taxable REIT subsidiary with respect to its provision of non-customary services will, however, be nonqualifying income under the 75% gross income test and, except to the extent received through the payment of dividends, the 95% gross income test.

Apple Nine generally does not intend to receive rent which fails to satisfy any of the above conditions. Notwithstanding the foregoing, Apple Nine may have taken and may in the future take actions which fail to satisfy one or more of the above conditions to the extent that Apple Nine determines, based on the advice of its tax counsel, that those actions will not jeopardize its tax status as a REIT.

From time to time, Apple Nine may enter into hedging transactions with respect to one or more of its assets or liabilities.  Apple Nine’s hedging activities may include entering into interest rate swaps, caps, and floors, options to purchase these items, and futures and forward contracts.  Income from a hedging transaction, including gain from the sale or disposition of such a transaction, that is clearly identified as a hedging transaction as specified in the Code will not constitute gross income and thus will be exempt from the 95% gross income test to the extent such a hedging transaction is entered into on or after January 1, 2005, and will not constitute gross income and thus will be exempt from the 75% gross income test to the extent such hedging transaction is entered into after July 30, 2008. Income and gain from a hedging transaction, including gain from the sale or disposition of such a transaction, entered into on or prior to July 30, 2008 will be treated as nonqualifying income for purposes of the 75% gross income test.  Income and gain from a hedging transaction, including gain from the sale or disposition of such a transaction, entered into prior to January 1, 2005 will be qualifying income for purposes of the 95% gross income test.  The term “hedging transaction,” as used above, generally means any transaction Apple Nine enters into in the normal course of its business primarily to manage risk of (1) interest rate changes or fluctuations with respect to borrowings made or to be made by Apple Nine to acquire or carry real estate assets, or (2) for hedging transactions entered into after July 30, 2008, currency fluctuations with respect to an item of qualifying income under the 75% or 95% gross income test.  To the extent that Apple Nine does not properly identify such transactions as hedges or it hedges with other types of financial instruments, the income from those transactions is not likely to be treated as qualifying income for purposes of the gross income tests.  Apple Nine intends to structure any hedging transactions in a manner that does not jeopardize its status as a REIT.

Apple Nine believes that the aggregate amount of its nonqualifying income, from all sources, in any taxable year will not exceed the limits on nonqualifying income under the gross income tests.  Apple Nine will monitor the amount of the dividend and other income from its taxable REIT subsidiaries and will take actions intended to keep this income, and any other nonqualifying income, within the limitations of the REIT income tests.  While Apple Nine expects these actions will prevent a violation of the REIT income tests, it cannot guarantee that such actions will in all cases prevent such a violation.  If Apple Nine fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may nevertheless qualify as a REIT for the year if it is entitled to relief under certain provisions of the Code. Apple Nine generally may avail itself of the relief provisions if:

•
following its identification of the failure to meet the 75% or 95% gross income test for any taxable year, Apple Nine files a schedule with the IRS setting forth each item of its gross income for purposes of the 75% or 95% gross income test for such taxable year in accordance with Treasury Regulations to be issued; and

•	the failure to meet these tests was due to reasonable cause and not due to willful neglect.

It is not possible, however, to state whether in all circumstances Apple Nine would be entitled to the benefit of these relief provisions.  For example, if Apple Nine fails to satisfy the gross income tests because nonqualifying income that it intentionally accrues or receives exceeds the limits on nonqualifying income, the IRS could conclude that Apple Nine’s failure to satisfy the tests was not due to reasonable cause.  If these relief provisions do not apply to a particular set of circumstances, Apple Nine will not qualify as a REIT.  As discussed above in “—General,” even if these relief provisions apply, and Apple Nine retains its status as a REIT, a tax would be imposed with respect to its nonqualifying income.  Apple Nine may not always be able to comply with the gross income tests for REIT qualification despite its periodic monitoring of its income.

Prohibited Transaction Income. Any gain that Apple Nine realizes on the sale of property held as inventory or otherwise held primarily for sale to customers in the ordinary course of business will be treated as income from a prohibited transaction that is subject to a 100% penalty tax.  Apple Nine’s gain would include any gain realized by its qualified REIT subsidiaries and its share of any gain realized by any of the partnerships or limited liability companies in which it owns an interest.  This prohibited transaction income may also adversely affect Apple Nine’s ability to satisfy the income tests for qualification as a REIT.  Under existing law, whether property is held as inventory or primarily for sale to customers in the ordinary course of a trade or business is a question of fact that depends on all the facts and circumstances surrounding the particular transaction.  Apple Nine intends to hold its properties for investment with a view to long-term appreciation and to engage in the business of acquiring, developing and owning its properties.  Apple Nine has made, and may in the future make, occasional sales of the properties as are consistent with its investment objectives.  Apple Nine does not intend to enter into any sales that are prohibited transactions.  The IRS may successfully contend, however, that one or more of these sales is a prohibited transaction subject to the 100% penalty tax.

Penalty Tax. Any redetermined rents, redetermined deductions or excess interest Apple Nine generates will be subject to a 100% penalty tax.  In general, redetermined rents are rents from real property that are overstated as a result of any services furnished by one of its taxable REIT subsidiaries to any of Apple Nine’s tenants, and redetermined deductions and excess interest represent amounts that are deducted by a taxable REIT subsidiary for amounts paid to Apple Nine that are in excess of the amounts that would have been deducted based on arm’s length negotiations.  Rents Apple Nine receives will not constitute redetermined rents if they qualify for certain safe harbor provisions contained in the Code.

Apple Nine does not believe that it has been, and does not expect to be, subject to this penalty tax, although its rental or service arrangements may not satisfy the safe-harbor provisions described above. These determinations are inherently factual, and the IRS has broad discretion to assert that amounts paid between related parties should be reallocated to clearly reflect their respective incomes.  If the IRS successfully made such an assertion, Apple Nine would be required to pay a 100% penalty tax on the excess of an arm’s length fee for tenant services over the amount actually paid.

Asset Tests. At the close of each quarter of its taxable year, Apple Nine also must satisfy four tests relating to the nature and diversification of its assets:

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First, at least 75% of the value of its total assets, including assets held by its qualified REIT subsidiaries and its allocable share of the assets held by the partnerships and limited liability companies treated as partnerships for United States federal income tax purposes, in which it owns an interest, must be represented by real estate assets, cash, cash items and government securities.  For purposes of this test, the term “real estate assets” generally means real property (including interests in real property and interests in mortgages on real property) and shares (or transferable certificates of beneficial interest) in other REITs, as well as any stock or debt instrument attributable to the investment of the proceeds of a stock offering or a public offering of debt with a term of at least five years, but only for the one-year period beginning on the date the REIT receives such proceeds.

•
Second, not more than 25% of the value of its total assets may be represented by securities (including securities of one or more taxable REIT subsidiaries) other than those securities includable in the 75% asset test.

•	Third, of the investments included in the 25% asset class and except for investments in other REITs, its qualified REIT subsidiaries and taxable REIT subsidiaries, the value of any one issuer’s securities may not exceed 5% of the value of its total assets, and it may not own more than 10% of the total vote or value of the outstanding securities of any one issuer except, in the case of the 10% value test, securities satisfying the “straight debt” safe-harbor or securities issued by a partnership that itself would satisfy the 75% income test if it were a REIT. Certain types of securities Apple Nine may own are disregarded as securities solely for purposes of the 10% value test, including, but not limited to, any loan to an individual or an estate, any obligation to pay rents from real property and any security issued by a REIT. In addition, solely for the purposes of the 10% value test, the determination of its interest in the assets of a partnership or limited liability company in which it owns an interest will be based on its proportionate interest in any securities issued by the partnership or limited liability company, excluding for this purpose certain securities described in the Code.

•	Fourth, not more than 25% (20% for taxable years beginning before January 1, 2009) of the value of its total assets may be represented by the securities of one or more taxable REIT subsidiaries.

As of the date of this joint proxy statement/prospectus, Apple Nine owns 100% of the outstanding stock of several taxable REIT subsidiaries which are treated as a taxable REIT subsidiary.  So long as each taxable REIT subsidiary qualifies as Apple Nine’s taxable REIT subsidiary, Apple Nine will not be subject to the 5% asset test, the 10% voting securities limitation or the 10% value limitation with respect to its ownership of such taxable REIT subsidiary’s securities.  Apple Nine or any of its taxable REIT subsidiaries may acquire securities in other taxable REIT subsidiaries in the future, and Apple Nine expects to acquire one or more additional taxable REIT subsidiaries from Apple Seven or Apple Eight in the mergers.  Apple Nine believes that the aggregate value of its taxable REIT subsidiaries has not exceeded and will not exceed 25% (or 20% for taxable years beginning before January 1, 2009) of the aggregate value of its gross assets.  With respect to each issuer in which Apple Nine currently owns an interest that does not qualify as a REIT, a qualified REIT subsidiary or a taxable REIT subsidiary, Apple Nine believes that its ownership of the securities of any such issuer has complied with the 5% asset test, the 10% voting securities limitation, the 10% value limitation, and the 75% asset test.  No independent appraisals have been obtained to support these conclusions.  In addition, there can be no assurance that the IRS will not disagree with Apple Nine’s determinations of value.

The asset tests described above must be satisfied at the close of each calendar quarter of Apple Nine’s taxable year in which it (directly or through its qualified REIT subsidiaries, partnerships or limited liability companies) acquires securities in the applicable issuer, and also at the close of each calendar quarter in which it increases its ownership of securities of such issuer, including as a result of increasing its interest in a partnership or limited liability company which owns such securities, or acquiring other assets.  For example, Apple Nine’s indirect ownership of securities of an issuer may increase as a result of its capital contributions to, or the redemption of other partners’ or members’ interests in, a partnership or limited liability company in which it has an ownership interest.  After initially meeting the asset tests at the close of any quarter, Apple Nine will not lose its status as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values.  If it fails to satisfy an asset test because it acquires securities or other property during a quarter (including as a result of an increase in its interests in a partnership or limited liability company), it may cure this failure by disposing of sufficient nonqualifying assets within 30 days after the close of that quarter.  Apple Nine believes that it has maintained and intends to maintain adequate records of the value of its assets to ensure compliance with the asset tests. In addition, it intends to take such actions within 30 days after the close of any quarter as may be required to cure any noncompliance.

Certain relief provisions may be available to Apple Nine if it fails to satisfy the asset tests described above after the 30-day cure period.  Under these provisions, it will be deemed to have met the 5% and 10% asset tests if the value of its nonqualifying assets (i) does not exceed the lesser of (a) 1% of the total value of its assets at the end of the applicable quarter and (b) $10,000,000, and (ii) it disposes of the nonqualifying assets or otherwise satisfies such asset tests within (a) six months after the last day of the quarter in which the failure to satisfy the asset tests is discovered or (b) the time period prescribed by Treasury Regulations to be issued.  For violations of any of the asset tests due to reasonable cause and not due to willful neglect and that are, in the case of the 5% and 10% asset tests, in excess of the de minimis exception described above, it may avoid disqualification as a REIT after the 30-day cure period by taking steps including (i) the disposition of sufficient nonqualifying assets, or the taking of other actions which allow it to meet the asset tests within (a) six months after the last day of the quarter in which the failure to satisfy the asset tests is discovered or (b) the time period prescribed by Treasury Regulations to be issued, and (ii) disclosing certain information to the IRS.  In such case, Apple Nine will be required to pay a tax equal to the greater of (a) $50,000 or (b) the highest corporate tax rate multiplied by the net income generated by the nonqualifying assets.

Although Apple Nine believes that it has satisfied the asset tests described above and it plans to take steps to ensure that it satisfies such tests for any quarter with respect to which retesting is to occur, there can be no assurance that such steps will always be successful or will not require a reduction in its overall interest in an issuer (including in a taxable REIT subsidiary).  If it fails to cure any noncompliance with the asset tests in a timely manner, and the relief provisions described above are not available, Apple Nine will cease to qualify as a REIT.

Annual Distribution Requirements. To maintain its qualification as a REIT, Apple Nine is required to distribute dividends, other than capital gain dividends, to its shareholders in an amount at least equal to the sum of:

•	90% of its “REIT taxable income”; and

•	90% of its after tax net income, if any, from foreclosure property; minus

•	the excess of the sum of specified items of its non-cash income items over 5% of “REIT taxable income” as described below.

For these purposes, Apple Nine’s “REIT taxable income” is computed without regard to the dividends paid deduction and its net capital gain.  In addition, for purposes of this test, non-cash income means income attributable to leveled stepped rents, original issue discount on purchase money debt, cancellation of indebtedness, or a like-kind exchange that is later determined to be taxable.

Also, Apple Nine’s “REIT taxable income” will be reduced by any taxes it is required to pay on any gain it recognizes from the disposition of any asset it acquires from a corporation which is or has been a C corporation in a transaction in which Apple Nine’s basis in the asset is less than the fair market value of the asset, in each case determined at the time it acquired the asset, within the ten-year period following its acquisition of such asset.  See “Taxation of REITs in General—General.”

Apple Nine generally must pay, or be treated as paying, the distributions described above in the taxable year to which they relate.  At its election, a distribution will be treated as paid in a taxable year if it is declared before it timely files its tax return for such year and is paid on or before the first regular dividend payment following the declaration, provided such payment is made during the 12-month period following the close of such year.  These distributions generally are taxable to its shareholders, other than tax-exempt entities, in the year in which paid.  This is so even though these distributions relate to the prior year for purposes of the 90% distribution requirement. To the extent that it does not distribute all of its net capital gain, or distribute at least 90%, but less than 100%, of its “real estate investment trust taxable income,” as adjusted, it will be required to pay tax on the undistributed amount at regular corporate tax rates.  Apple Nine believes it has made, and intends to continue to make, timely distributions sufficient to satisfy these annual distribution requirements and to minimize its corporate tax obligations.

The amount distributed must not be preferential (i.e., every shareholder of the class of stock to which a distribution is made must be treated the same as every other shareholder of that class, and no class of stock may be treated other than according to its dividend rights as a class).  Before the suspension of the dividend reinvestment plan (“DRIP”) of each of the Apple REITs in June 2013, each of the Apple REITs consistently sold its Units pursuant to its DRIP at the price of $11.00 per Unit based on the most recent price at which an unrelated person had purchased units from that Apple REIT.  None of the Apple REITs engaged any third party for purposes of estimating the fair market value of its Units sold in its DRIP.  If Apple Seven, Apple Eight or Apple Nine has not properly valued its Units sold pursuant to its DRIP, it presents the issue of whether it could have resulted in the loss of its REIT status.  Apple Seven, Apple Eight and Apple Nine each believes it has operated its DRIP in a fashion that has not violated the prohibition on the payment of preferential dividends; however, there can be no assurance or guarantee that the IRS will concur or, if the IRS were to assert that the manner in which Apple Seven, Apple Eight or Apple Nine’s DRIP has been operated has resulted in the payment of preferential dividends, that a court will not sustain such a position if asserted by the IRS.  If Apple Seven, Apple Eight or Apple Nine has violated the prohibition on the payment of preferential dividends and that caused it to fail to meet the annual distribution requirement with respect to any year, such failure would preclude Apple Seven, Apple Eight or Apple Nine, as the case may be, from qualifying as a REIT for U.S. federal income tax purposes.  That result could subject Apple Nine to federal income tax liabilities, and could subject Apple Seven or Apple Eight to federal income tax liabilities that Apple Nine would become liable for as a result of the mergers.  The requirement to pay any federal income tax liabilities of Apple Seven or Apple Eight could have an adverse effect on Apple Nine’s ability to make the required distributions to meet the 90% distribution requirement.  In addition, even if Apple Nine continues to qualify as a REIT for U.S. federal income tax purposes, if Apple Seven and Apple Eight have retained earnings and profits at the time of the mergers, Apple Nine would be required to make distributions equal to those earnings and profits by the end of the year in order to maintain its REIT status.  Because they have historically made distributions in excess of their operating income, Apple Seven and Apple Eight believe that they will not have any such earnings and profits at the time of the mergers and, therefore, that Apple Nine will not be required to distribute any such earnings and profits to maintain its REIT status.

Under certain circumstances, Apple Seven, Apple Eight, and Apple Nine may rectify an inadvertent failure to meet the 90% distribution requirement for a year by paying “deficiency dividends” to its shareholders in a later year, which may be included in its deduction for dividends paid for the earlier year. If it is determined that Apple Nine paid preferential dividends in connection with operation of its DRIP, Apple Nine will pay a deficiency dividend pursuant to the deficiency dividend provisions of Section 860 of the Code in the amount necessary to permit Apple Nine to continue its qualification as a REIT and to satisfy its distribution requirements. Thus, it would avoid being taxed on amounts distributed as deficiency dividends, subject to the 4% excise tax described below.  However, it will be required to pay interest to the IRS based upon the amount of any deduction claimed for deficiency dividends.

In addition, Apple Nine will be required to pay a 4% excise tax to the extent it fails to distribute (or to the extent Apple Seven or Apple Eight failed to distribute) during each calendar year at least the sum of 85% of its ordinary income for such year, 95% of its capital gain for such year and any undistributed taxable income from prior periods.  Any ordinary income and net capital gain on which this excise tax is imposed for any year is treated as an amount distributed during that year for purposes of calculating such tax.

For purposes of the distribution requirements and excise tax described above, dividends declared during the last three months of the calendar year payable to shareholders of record on a specified date during such period, and paid during January of the following year, will be treated as paid by Apple Nine and received by its shareholders on December 31 of the year in which they are declared.

Apple Nine anticipates that it will generally have sufficient cash or liquid assets to enable it to satisfy the distribution requirements described above.  However, from time to time, it may not have sufficient cash or other liquid assets to meet these distribution requirements because of timing differences between the actual receipt of income and actual payment of deductible expenses, and the inclusion of income and deduction of expenses in determining its taxable income.  If these timing differences occur, it may borrow funds to pay dividends or pay dividends through the distribution of other property in order to meet the distribution requirements.

Like-Kind Exchanges.  Apple Nine may dispose of properties in transactions intended to qualify as like-kind exchanges under the Code.  Like-kind exchanges are intended to result in the deferral of gain for United States federal income tax purposes.  The failure of any such transaction to qualify as a like-kind exchange could subject Apple Nine to United States federal income tax, possibly including the 100% prohibited transaction tax, depending on the facts and circumstances surrounding the particular transaction.

Failure to Qualify

Specified cure provisions are available to Apple Nine in the event that it discovers a violation of a provision of the Code that would result in its failure to qualify as a REIT.  Except with respect to violations of the REIT income tests and asset tests (for which the cure provisions are described above), and provided the violation is due to reasonable cause and not due to willful neglect, these cure provisions generally impose a $50,000 penalty for each violation in lieu of a loss of REIT status.

If Apple Nine fails to qualify for taxation as a REIT in any taxable year, and the relief provisions do not apply, it will be required to pay tax, including any applicable alternative minimum tax, on its taxable income at regular corporate tax rates.  Distributions to its shareholders in any year in which it fails to qualify as a REIT will not be deductible by it, and it will not be required to distribute any amounts to its shareholders.  As a result, Apple Nine anticipates that its failure to qualify as a REIT would reduce the cash available to it for distribution to its shareholders.  In addition, if it fails to qualify as a REIT, all distributions to shareholders will be taxable as regular corporate dividends to the extent of its current and accumulated earnings and profits.  In this event, corporate distributees may be eligible for the dividends-received deduction.  In addition, individuals may be eligible for the preferential rates on the qualified dividend income.  Unless entitled to relief under specific statutory provisions, Apple Nine will also be disqualified from taxation as a REIT for the four taxable years following the year in which it loses its qualification.  It is not possible to state whether in all circumstances Apple Nine would be entitled to this statutory relief.

Tax Aspects of the Partnerships

General.  From time to time, Apple Nine may own, directly or indirectly, interests in various partnerships and limited liability companies.  Apple Nine expects these partnerships and limited liability companies will be treated as partnerships (or disregarded entities) for United States federal income tax purposes.  In general, entities that are classified as partnerships (or disregarded entities) for United States federal income tax purposes are treated as “pass-through” entities which are not required to pay United States federal income tax. Rather, partners or members of such entities are allocated their share of the items of income, gain, loss, deduction and credit of the entity, and are potentially required to pay tax on that income without regard to whether the partners or members receive a distribution of cash from the entity.  Apple Nine includes in its income its allocable share of the foregoing items for purposes of computing its REIT taxable income, based on the applicable partnership agreement.  For purposes of applying the REIT income and asset tests, Apple Nine includes its pro rata share of the income generated by and the assets held by the partnerships and limited liability companies treated as partnerships for United States federal income tax purposes in which it owns an interest, including their shares of the income and assets of any subsidiary partnerships and limited liability companies treated as partnerships for United States federal income tax purposes based on its capital interests.  See “—Taxation of REITs in General.”

Apple Nine’s ownership interests in such partnerships and limited liability companies involve special tax considerations, including the possibility that the IRS might challenge the status of these entities as partnerships (or disregarded entities), as opposed to associations taxable as corporations, for United States federal income tax purposes.  If a partnership or limited liability company in which it owns an interest, or one or more of its subsidiary partnerships or limited liability companies, were treated as an association, it would be taxable as a corporation and would be required to pay an entity-level tax on its income.  In this situation, the character of its assets and items of gross income would change, and could prevent Apple Nine from satisfying the REIT asset tests and/or the REIT income tests (see “—Requirements for Qualification as a Real Estate Investment Trust—Asset Tests” and “—Requirements for Qualification as a Real Estate Investment Trust—Income Tests”).  This, in turn, could prevent it from qualifying as a REIT.  See “—Failure to Qualify” for a discussion of the effect of its failure to meet these tests for a taxable year. In addition, a change in the tax status of one or more of the partnerships or limited liability companies in which it owns an interest might be treated as a taxable event.  If so, it might incur a tax liability without any related cash distributions.

Apple Nine believes that these partnerships and limited liability companies will be classified as partnerships or disregarded entities for United States federal income tax purposes, and the remainder of the discussion under this section “—Tax Aspects of the Partnerships” is based on such classification.

Allocations of Income, Gain, Loss and Deduction.  A partnership or limited liability company agreement will generally determine the allocation of income and losses among partners or members.  These allocations, however, will be disregarded for tax purposes if they do not comply with the provisions of Section 704(b) of the Code and the related Treasury Regulations.  Generally, Section 704(b) of the Code and the related Treasury Regulations require that partnership and limited liability company allocations respect the economic arrangement of their partners or members.  If an allocation is not recognized by the IRS for United States federal income tax purposes, the item subject to the allocation will be reallocated according to the partners’ or members’ interests in the partnership or limited liability company, as the case may be.  This reallocation will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners or members with respect to such item.  The allocations of taxable income and loss in each of the partnerships and limited liability companies in which Apple Nine owns an interest are intended to comply with the requirements of Section 704(b) of the Code and the Treasury Regulations promulgated thereunder.

Tax Allocations With Respect to the Properties.  Under Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership or limited liability company in exchange for an interest in the partnership or limited liability company must be allocated in a manner so that the contributing partner or member is charged with the unrealized gain or benefits from the unrealized loss associated with the property at the time of the contribution, as adjusted from time to time.  The amount of the unrealized gain or unrealized loss is generally equal to the difference between the fair market value or book value and the adjusted tax basis of the contributed property at the time of contribution.  These allocations are solely for United States federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners or members.  Some of the partnerships and/or limited liability companies in which Apple Nine owns an interest were formed by way of contributions of appreciated property.  The relevant partnership and/or limited liability company agreements require that allocations be made in a manner consistent with Section 704(c) of the Code.

United States Federal Income Tax Considerations for Holders of Apple Nine’s Common Shares

The following summary describes the principal United States federal income tax consequences to you of acquiring, owning and disposing of Apple Nine’s common shares.  You should consult your tax advisors concerning the application of United States federal income tax laws to your particular situation as well as any consequences of the acquisition, ownership and disposition of Apple Nine’s common shares arising under the laws of any state, local or foreign taxing jurisdiction.

Taxation of Taxable U.S. Holders Generally

Distributions Generally.  Distributions out of Apple Nine’s current or accumulated earnings and profits, other than capital gain dividends and certain amounts subject to corporate level taxation as discussed below, will constitute dividends taxable to its taxable U.S. holders as ordinary income when actually or constructively received. See “—Tax Rates” below.  As long as Apple Nine qualifies as a REIT, these distributions will not be eligible for the dividends-received deduction in the case of U.S. holders that are corporations or, except to the extent provided in “—Tax Rates” below, the preferential rates on qualified dividend income applicable to non-corporate U.S. holders, including individuals.

To the extent that Apple Nine makes distributions on its common shares in excess of its current and accumulated earnings and profits, these distributions will be treated first as a tax-free return of capital to a U.S. holder.  This treatment will reduce the adjusted tax basis which the U.S. holder has in its common shares by the amount of the distribution, but not below zero.  Distributions in excess of Apple Nine’s current and accumulated earnings and profits and in excess of a U.S.

holder’s adjusted tax basis in its common shares will be taxable as capital gain.  Such gain will be taxable as long-term capital gain if the common shares have been held for more than one year.  Dividends Apple Nine declares in October, November or December of any year and which are payable to a shareholder of record on a specified date in any of these months will be treated as both paid by Apple Nine and received by the shareholder on December 31 of that year, provided Apple Nine actually pays the dividend on or before January 31 of the following year.  U.S. holders may not include in their own income tax returns any of Apple Nine’s net operating losses or capital losses.

Capital Gain Dividends.  Dividends that Apple Nine properly designates as capital gain dividends will be taxable to its taxable U.S. holders as a gain from the sale or disposition of a capital asset held for more than one year, to the extent that such gain does not exceed its actual net capital gain for the taxable year.  If it properly designates any portion of a dividend as a “capital gain dividend” then, except as otherwise required by law, it presently intends to allocate a portion (the “capital gains amount”) of the total capital gain dividends paid or made available to holders of all classes of its common shares for the year to the holders of each class of its common shares in proportion to the amount that its total dividends, as determined for United States federal income tax purposes, paid or made available to holders of such class of common shares for the year bears to the total dividends paid or made available for that year to holders of all classes of its shares.  In addition, except as otherwise required by law, Apple Nine will make a similar allocation with respect to any undistributed long-term capital gains which are to be included in its shareholders’ long-term capital gains, based on the allocation of the capital gains amount which would have resulted if those undistributed long-term capital gains had been distributed as “capital gain dividends” by Apple Nine to its shareholders.

Retention of Net Capital Gains.  Apple Nine may elect to retain, rather than distribute as a capital gain dividend, all or a portion of its net capital gains.  If it makes this election, it would pay tax on its retained net capital gains. In addition, to the extent it so elects, a U.S. holder generally would:

•
include its pro rata share of Apple Nine’s undistributed net capital gains in computing its long-term capital gains in its return for its taxable year in which the last day of Apple Nine’s taxable year falls, subject to certain limitations as to the amount that is includable;

•	be deemed to have paid the capital gains tax imposed on Apple Nine on the designated amounts included in the U.S. holder’s long-term capital gains;

•	receive a credit or refund for the amount of tax deemed paid by it;

•	increase the adjusted basis of its common shares by the difference between the amount of includable gains and the tax deemed to have been paid by it; and

•	in the case of a U.S. holder that is a corporation, appropriately adjust its earnings and profits for the retained capital gains in accordance with Treasury Regulations to be promulgated by the IRS.

Passive Activity Losses and Investment Interest Limitations.  Distributions Apple Nine makes and gain arising from the sale or exchange by a U.S. holder of its common shares will not be treated as passive activity income.  As a result, U.S. holders generally will not be able to apply any “passive losses” against this income or gain.  A U.S. holder may elect to treat capital gain dividends, capital gains from the disposition of common shares and qualified dividend income as investment income for purposes of computing the investment interest limitation, but in such case, the shareholder will be taxed at ordinary income rates on such amount.  Other distributions made by Apple Nine, to the extent they do not constitute a return of capital, generally will be treated as investment income for purposes of computing the investment interest limitation.

Dispositions of Apple Nine’s Common Shares.  If a U.S. holder sells or disposes of common shares, it will recognize gain or loss for United States federal income tax purposes in an amount equal to the difference between the amount of cash and the fair market value of any property received on the sale or other disposition and the holder’s adjusted basis in the common shares for tax purposes.  This gain or loss, except as provided below, will be long-term capital gain or loss if the holder has held such common shares for more than one year at the time of such sale or disposition.  However, if a U.S. holder recognizes loss upon the sale or other disposition of common shares that it has held for six months or less, after applying certain holding period rules, the loss recognized will be treated as a long-term capital loss to the extent the U.S. holder received distributions from Apple Nine which were required to be treated as long-term capital gains.

Tax Rates.  The maximum tax rate for non-corporate taxpayers for capital gains, including certain “capital gain dividends,” is generally 20% (although depending on the characteristics of the assets which produced these gains and on designations which Apple Nine may make, certain capital gain dividends may be taxed at a 25% rate). Capital gain dividends will only be eligible for the rates described above to the extent that they are properly designated by the REIT as “capital gain dividends.”  The maximum tax rate for non-corporate taxpayers for income that the REIT properly designates as “qualified dividend income” is generally 20%. In general, dividends payable by REITs are not eligible for the reduced tax rate on qualified dividend income, except to the extent that certain holding requirements have been met with respect to the REIT’s stock and the REIT’s dividends are attributable to dividends received from taxable corporations (such as its taxable REIT subsidiaries) or to income that was subject to tax at the corporate/REIT level (for example, if it distributed taxable income that it retained and paid tax on in the prior taxable year).  In addition, U.S. holders that are corporations may be required to treat up to 20% of some capital gain dividends as ordinary income.

Medicare Tax on Unearned Income.  Certain U.S. holders that are individuals, estates or certain trusts will be required to pay an additional 3.8% tax on, among other things, dividends, interest on and capital gains from the sale or other disposition of stock for taxable years beginning after December 31, 2012.  U.S. holders should consult their tax advisors regarding the effect, if any, of this additional tax on their ownership and disposition of Apple Nine’s common shares.

Backup Withholding and Information Reporting.  Apple Nine reports to its U.S. holders and the IRS the amount of dividends paid during each calendar year, and the amount of any tax withheld.  Under the backup withholding rules, a U.S. holder may be subject to backup withholding with respect to dividends paid unless the U.S. holder is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules.  A U.S. holder that does not provide Apple Nine with its correct taxpayer identification number may also be subject to penalties imposed by the IRS.  Backup withholding is not an additional tax.  Any amount paid as backup withholding will be creditable against the U.S. holder’s United States federal income tax liability, provided the required information is timely furnished to the IRS. In addition, Apple Nine may be required to withhold a portion of capital gain distributions to any shareholders who fail to certify their non-foreign status.

Taxation of Tax Exempt Shareholders

Dividend income from Apple Nine and gain arising upon a sale of common shares generally will not be unrelated business taxable income to a tax-exempt shareholder, except as described below.  This income or gain will be unrelated business taxable income, however, if a tax-exempt shareholder holds its common shares as “debt-financed property” within the meaning of the Code or if the shares are used in a trade or business of the tax-exempt shareholder.  Generally, debt-financed property is property the acquisition or holding of which was financed through a borrowing by the tax-exempt shareholder.

For tax-exempt shareholders which are social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts or qualified group legal services plans exempt from United States federal income taxation under Sections 501(c)(7), (c)(9), (c)(17) or (c)(20) of the Code, respectively, income from an investment in shares of Apple Nine’s common shares will constitute unrelated business taxable income unless the organization is able to properly claim a deduction for amounts set aside or placed in reserve for specific purposes so as to offset the income generated by its investment in shares of Apple Nine’s common shares.  These prospective investors should consult their tax advisors concerning these “set aside” and reserve requirements.

Notwithstanding the above, however, a portion of the dividends paid by a “pension-held REIT” may be treated as unrelated business taxable income as to certain trusts that hold more than 10%, by value, of the interests in the REIT.  A REIT will not be a “pension-held REIT” if it is able to satisfy the “not closely held” requirement without relying on the “look-through” exception with respect to certain trusts or if such REIT is not “predominantly held” by “qualified trusts.”  As a result of limitations on the transfer and ownership of common shares contained in Apple Nine’s bylaws (and, following the mergers, also the Apple Nine Charter as amended by the First Apple Nine Charter Amendment), it does not expect to be classified as a “pension-held REIT,” and as a result, the tax treatment described in this paragraph should be inapplicable to its shareholders.  However, because its common shares are publicly traded, it cannot guarantee that this will always be the case.

Foreign Accounts

Withholding taxes may apply to certain types of payments made to “foreign financial institutions” (as specially defined in the Code) and certain other non-United States entities.  The failure to comply with additional certification, information reporting and other specified requirements could result in a withholding tax being imposed on payments of dividends, interest and sales proceeds to foreign intermediaries.  A 30% withholding tax may be imposed on dividends and interest on, and gross proceeds from the sale or other disposition of, Apple Nine’s common shares paid to a foreign financial institution or to a non-financial foreign entity, unless (1) the foreign financial institution undertakes certain diligence and reporting, (2) the non-financial foreign entity either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules.  If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, it must enter into an agreement with the United States Treasury requiring, among other things, that it undertake to identify accounts held by certain United States persons or United States-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders.

Although these rules currently apply to applicable payments made after December 31, 2012, Proposed Treasury Regulations and subsequent IRS guidance provide that such rules will generally apply to payments of dividends made on or after July 1, 2014 and to payments of gross proceeds from a sale or other disposition of common shares on or after January 1, 2017.

The guidance described above will not be effective until it is reflected in final Treasury Regulations. Prospective investors should consult their tax advisors regarding these withholding provisions.

Other Tax Consequences

State, local and foreign income tax laws may differ substantially from the corresponding United States federal income tax laws, and this discussion does not purport to describe any aspect of the tax laws of any state, local or foreign jurisdiction.  You should consult your tax advisors regarding the effect of state, local and foreign tax laws with respect to Apple Nine’s tax treatment as a REIT and on an investment in Apple Nine’s common shares.

DISSENTERS’ RIGHTS OF APPRAISAL

The Mergers

Apple Seven shareholders and Apple Eight shareholders are entitled to assert appraisal rights under Article 15 of the VSCA in connection with the mergers. The following discussion is only a summary of the material aspects of Article 15 of the VSCA and does not purport to be a complete statement of the law pertaining to appraisal rights under the VSCA. The text of Article 15 of the VSCA is reprinted in its entirety as Annex M to this joint proxy statement/prospectus. This summary is qualified in its entirety by reference to Article 15 of the VSCA. Under the VSCA, shareholders who follow the procedures set forth in Article 15 of the VSCA will be entitled to receive payment of the “fair value” of their shares. Any shareholder who wishes to exercise appraisal rights should review the following discussion and Annex M carefully because failure to comply in a timely and proper manner with the procedures specified under Article 15 of the VSCA may result in the loss of appraisal rights under the VSCA. In addition, Apple Seven’s audited financial statements for the fiscal year ended December 31, 2012 are included in the annual report on Form 10-K for the fiscal year ended December 31, 2012 filed by Apple Seven with the SEC on March 6, 2013, Apple Seven’s updated audited financial statements for the fiscal year ended December 31, 2012 are included on the current report on Form 8-K filed by Apple Seven with the SEC on September 9, 2013, and Apple Seven’s unaudited financial statements for the period ended September 30, 2013 are included in the quarterly report on Form 10-Q for the period ended September 30, 2013, filed by Apple Seven with the SEC on November 6, 2013, copies of which are attached to this joint proxy statement/prospectus as Annex N.  Apple Eight’s audited financial statements for the fiscal year ended December 31, 2012 are included in the annual report on Form 10-K for the fiscal year ended December 31, 2012 filed by Apple Eight with the SEC on March 7, 2013, and Apple Eight’s unaudited financial statements for the period ended September 30, 2013 are included in the quarterly report on Form 10-Q for the period ended September 30, 2013, filed by Apple Eight with the SEC on November 6, 2013 copies of which are attached to this joint proxy statement/prospectus as Annex O.

A shareholder wishing to exercise appraisal rights in connection with the mergers must deliver to the company in which such shareholder owns shares, before the vote on the applicable merger is taken at the special meeting of shareholders of such company, a written notice of intent to demand payment for the shareholder’s shares. A vote against the applicable merger will not satisfy this notice requirement. A shareholder delivering a notice of intent must not vote any of his or her shares in favor of the applicable merger or he or she will lose his or her appraisal rights. All notices of intent to demand payment for a shareholder’s shares should be sent or delivered to, as applicable:

Apple REIT Seven, Inc.
814 East Main Street
Richmond, Virginia 23219
Attention: Investor Relations

or

Apple REIT Eight, Inc.
814 East Main Street
Richmond, Virginia 23219
Attention: Investor Relations

Within ten days after the effective time of the mergers, each of Seven Acquisition Sub and Eight Acquisition Sub, as a surviving corporation in the mergers, is required to deliver an appraisal notice in writing to all shareholders of Apple

Seven and Apple Eight who properly delivered a notice of intent to demand payment for their shares and did not vote any of his or her shares in favor of the applicable merger. The appraisal notice will:

•	state where the shareholder’s payment demand needs to be sent and where and when the shareholder’s share certificates need to be deposited;

•	state a date by which such company must receive the payment demand;

•	state such company’s estimate of the fair value of the shares; and

•	include such other information as required by the VSCA, including the date by which a shareholder can withdraw his or her demand for payment without the consent of such company.

Under Article 15 of the VSCA, “fair value” means the value of the shares determined immediately before the effectuation of the applicable merger, using customary and current valuation concepts and techniques generally employed for similar businesses in the context of a merger, without discounting for lack of marketability or minority status.

A shareholder demanding appraisal who received an appraisal notice must demand payment within the time specified in the notice by completing, signing and returning the appraisal notice form sent by the applicable company, depositing his or her share certificates in accordance with the terms of the appraisal notice and making certain certifications required by the VSCA. If a shareholder is not the record holder of his or her shares, the shareholder must also submit to such company the record holder’s written consent to the assertion of appraisal rights by the date specified in the appraisal notice. If the shareholder fails to take any of these actions, he or she will lose his or her appraisal rights.

Within 30 days after the date by which Seven Acquisition Sub or Eight Acquisition Sub must receive the payment demand from one of its shareholders, such company must pay the shareholder its estimate of the fair value of the shareholder’s shares plus interest. At each company’s option, however, it may withhold payment and instead make an offer to pay its estimate of the fair value of the shares to any shareholder who failed to certify in the appraisal notice form that his or her shares were acquired before the date of the announcement of the applicable merger. With any payment, each of Seven Acquisition Sub or Eight Acquisition Sub, as applicable, must provide its most recent year-end and quarterly financial statements, a statement of its estimate of the fair value of the shares and a statement of the shareholder’s right to continue to demand fair value for his or her shares.

A shareholder demanding appraisal who is dissatisfied with the amount paid or offered must notify the applicable company of his or her own estimate of the fair value of his or her shares and demand payment of that estimate plus interest (less any payment already received). If a shareholder fails to give this notice, the shareholder waives his or her rights to demand payment and will be entitled only to the payment made or offered by the applicable company. This notice must be given in writing within 30 days of the date that the applicable company made or offered to have payment made for the shareholder’s shares.

If a shareholder’s demand for payment remains unsettled, Seven Acquisition Sub or Eight Acquisition Sub, as applicable, is obligated to commence a proceeding and petition a court to determine the fair value of the shares and accrued interest within 60 days of the receipt of the shareholder’s payment demand. If the applicable company fails to commence such proceeding in accordance with the VSCA, it must pay the shareholder in cash the amount demanded by the shareholder plus interest. The appraisal proceeding must be brought in the Circuit Court of the City of Richmond, Virginia.

Shareholders considering seeking appraisal should be aware that the fair value of their shares, as determined under Article 15 of the VSCA, could be more than, the same as, or less than, the merger consideration that would be paid to them pursuant to the Merger Agreement. Shareholders also should be aware that investment banking opinions as to the fairness from a financial point of view of the consideration payable in a merger are not opinions as to, and do not in any manner address, fair value under Article 15 of the VSCA. The costs and expenses of the appraisal proceeding will be determined by the court and assessed against the applicable company unless the court determines that the shareholder acted arbitrarily, vexatiously or not in good faith with respect to the shareholder’s right to appraisal, in which case, costs and expenses may be assessed against the shareholder. Shareholders will only be entitled to receive payment in accordance with Article 15 of the VSCA and will not be entitled to vote their shares or exercise any other rights of a shareholder. Once the date set forth in the appraisal notice by which a shareholder can withdraw his or her demand for payment has passed, a shareholder may withdraw his or her demand only with the consent of the applicable company.

If any shareholder who demands appraisal of his or her shares under Article 15 fails to perfect, or effectively withdraws or loses, his or her right to appraisal, as provided in the VSCA, prior to the date by which Seven Acquisition Sub or Eight Acquisition Sub, as applicable, must receive the shareholder’s payment demand, the shares of that holder will be converted into the right to receive the applicable merger consideration in accordance with the Merger Agreement. If any shareholder who demands appraisal of his or her shares under Article 15 fails to perfect, or effectively withdraws or loses, his or her right to appraisal, as provided in the VSCA, after the applicable company pays or offers to pay its estimate of the fair value of those shares, the shareholder will waive his or her right to demand further payment and will only be entitled to the payment made or offered by such company.

In view of the complexity of Article 15 of the VSCA, shareholders who may wish to pursue appraisal rights should consult their legal advisors.

The First Apple Nine Charter Amendment

Apple Nine shareholders are entitled to assert appraisal rights under Article 15 of the VSCA in connection with the First Apple Nine Charter Amendment, as defined above under “Apple Nine Charter and Bylaws Amendments—First Apple Nine Charter Amendment.” The following discussion is only a summary of the material aspects of Article 15 of the VSCA and does not purport to be a complete statement of the law pertaining to appraisal rights under the VSCA. The text of Article 15 of the VSCA is reprinted in its entirety as Annex M to this joint proxy statement/prospectus. This summary is qualified in its entirety by reference to Article 15 of the VSCA. Under the VSCA, shareholders who follow the procedures set forth in Article 15 of the VSCA will be entitled to receive payment of the “fair value” of their shares. Any shareholder who wishes to exercise appraisal rights should review the following discussion and Annex M carefully because failure to comply in a timely and proper manner with the procedures specified under Article 15 of the VSCA may result in the loss of appraisal rights under the VSCA. In addition, Apple Nine’s audited financial statements for the fiscal year ended December 31, 2012 are included in the annual report on Form 10-K for the fiscal year ended December 31, 2012 filed by Apple Nine with the SEC on March 7, 2013, a copy of which is attached to this joint proxy statement/prospectus as Annex P.  Further, Apple Nine’s unaudited financial statements for the quarter ended September 30, 2013 are included in the quarterly report on Form 10-Q for the period ended September 30, 2013 filed by Apple Nine with the SEC on November 6, 2013, a copy of which is attached to this joint proxy statement/prospectus as Annex P.

A shareholder wishing to exercise appraisal rights in connection with the First Apple Nine Charter Amendment must deliver to Apple Nine, before the vote on the First Apple Nine Charter Amendment Proposals is taken at the special meeting of shareholders of Apple Nine, a written notice of intent to demand payment for the shareholder’s shares. A vote against any or all of the First Apple Nine Charter Amendment Proposals will not satisfy this notice requirement. A shareholder delivering a notice of intent must not vote any of his or her shares in favor of the First Apple Nine Charter Amendment Proposals or he or she will lose his or her appraisal rights. All notices of intent to demand payment for a shareholder’s shares should be sent or delivered to:

Apple REIT Nine, Inc.
814 East Main Street
Richmond, Virginia 23219
Attention: Investor Relations

Within ten days after the First Apple Nine Charter Amendment becomes effective, Apple Nine is required to deliver an appraisal notice in writing to all shareholders who properly delivered a notice of intent to demand payment for their shares to Apple Nine and did not vote any of his or her shares in favor of the First Apple Nine Charter Amendment Proposals. The appraisal notice will:

•	state where the shareholder’s payment demand needs to be sent and where and when the shareholder’s share certificates need to be deposited;

•	state a date by which Apple Nine must receive the payment demand;

•	state Apple Nine’s estimate of the fair value of the shares; and

•	include such other information as required by the VSCA, including the date by which a shareholder can withdraw his or her demand for payment without the consent of Apple Nine.

Under Article 15 of the VSCA, “fair value” means the value of the shares determined immediately before the effectuation of the First Apple Nine Charter Amendment, using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the First Apple Nine Charter Amendment, without discounting for lack of marketability or minority status.

A shareholder demanding appraisal who received an appraisal notice must demand payment within the time specified in the notice by completing, signing and returning the appraisal notice form sent by Apple Nine, depositing his or her share certificates in accordance with the terms of the appraisal notice and making certain certifications required by the VSCA. If a shareholder is not the record holder of his or her shares, the shareholder must also submit to Apple Nine the record holder’s written consent to the assertion of appraisal rights by the date specified in the appraisal notice. If the shareholder fails to take any of these actions, he or she will lose his or her appraisal rights.

Within 30 days after the date by which Apple Nine must receive the payment demand from a shareholder, Apple Nine must pay the shareholder Apple Nine’s estimate of the fair value of the shareholder’s shares plus interest. At Apple Nine’s option, however, Apple Nine may withhold payment and instead make an offer to pay Apple Nine’s estimate of the fair value of the shares to any shareholder who failed to certify in the appraisal notice form that his or her shares were acquired before the date of the announcement of the First Apple Nine Charter Amendment. With any payment, Apple Nine must provide its most recent year-end and quarterly financial statements, a statement of its estimate of the fair value of the shares and a statement of the shareholder’s right to continue to demand fair value for his or her shares.

A shareholder demanding appraisal who is dissatisfied with the amount paid or offered must notify Apple Nine of his or her own estimate of the fair value of his or her shares and demand payment of that estimate plus interest (less any payment already received). If a shareholder fails to give this notice, the shareholder waives his or her rights to demand payment and will be entitled only to the payment made or offered by Apple Nine. This notice must be given in writing within 30 days of the date that Apple Nine made or offered to have payment made for the shareholder’s shares.

If a shareholder’s demand for payment remains unsettled, Apple Nine is obligated to commence a proceeding and petition a court to determine the fair value of the shares and accrued interest within 60 days of the receipt of the shareholder’s payment demand. If Apple Nine fails to commence such proceeding in accordance with the VSCA, it must pay the shareholder in cash the amount demanded by the shareholder plus interest. The appraisal proceeding must be brought in the Circuit Court of the City of Richmond, Virginia.

The costs and expenses of the appraisal proceeding will be determined by the court and assessed against Apple Nine unless the court determines that the shareholder acted arbitrarily, vexatiously or not in good faith with respect to the shareholder’s right to appraisal, in which case, costs and expenses may be assessed against the shareholder. Shareholders will only be entitled to receive payment in accordance with Article 15 of the VSCA and will not be entitled to vote their shares or exercise any other rights of a shareholder. Once the date set forth in the appraisal notice by which a shareholder can withdraw his or her demand for payment has passed, a shareholder may withdraw his or her demand only with the consent of Apple Nine.

If any shareholder who demands appraisal of his or her shares under Article 15 fails to perfect, or effectively withdraws or loses, his or her right to appraisal, as provided in the VSCA, prior to the date by which Apple Nine must receive the shareholder’s payment demand, the Apple Nine shares of that holder will be returned to such holder as if the appraisal demand had not occurred. If any shareholder who demands appraisal of his or her shares under Article 15 fails to perfect, or effectively withdraws or loses, his or her right to appraisal, as provided in the VSCA, after Apple Nine pays or offers to pay its estimate of the fair value of those shares, the shareholder will waive his or her right to demand further payment and will only be entitled to the payment made or offered by Apple Nine.

In view of the complexity of Article 15 of the VSCA, shareholders who may wish to pursue appraisal rights should consult their legal advisors.

DESCRIPTION OF APPLE NINE COMMON SHARES

The following contains a summary of certain material provisions of Apple Nine’s articles of incorporation and bylaws relating to the Apple Nine common shares, assuming the mergers are consummated and Apple Nine’s articles of incorporation and bylaws are amended by the First Apple Nine Charter Amendment and the Apple Nine Bylaws Amendment.  The First Apple Nine Charter Amendment, Second Apple Nine Charter Amendment and Apple Nine Bylaws Amendment are described in the sections captioned “First Apple Nine Charter Amendment Proposals,” “Second Apple Nine Charter Amendment Proposal,” and “Apple Nine Bylaws Amendment Proposals,” respectively, of this joint proxy statement/prospectus.  The following description of the Apple Nine common shares does not purport to be complete and is subject to and qualified in its entirety by reference to Virginia law and to Apple Nine’s articles of incorporation and bylaws, and the proposed amendments thereto, copies of which are attached as Annexes D, E, and F hereto.

General

Pursuant to the First Apple Nine Charter Amendment, Apple Nine is authorized to issue (i) up to 800,000,000 common shares, no par value per share; and (ii) up to 430,480,000 preferred shares, no par value per share, of which (A) 400,000,000 shares have been designated as Series A preferred shares, (B) 480,000 shares have been designated as Apple Nine Series B convertible preferred shares, and (C) 30,000,000 shares remain undesignated.  In connection with the mergers, Apple Nine will become self-managed and all outstanding Apple Nine Series B convertible preferred shares will be converted into Apple Nine common shares, resulting in the termination of the outstanding Series A preferred shares and Series B convertible preferred shares.  Following the mergers, Apple Nine expects that approximately 374 million common shares and no preferred shares will be issued and outstanding.

Common Shares

All Apple Nine common shares issued pursuant to the mergers, as contemplated by this joint proxy statement/prospectus, will be duly authorized, fully paid and nonassessable.

Dividend and Distribution Rights

The Apple Nine common shares have equal rights in connection with:

•	dividends;
•	distributions; and
•	liquidations.

If the Apple Nine board determines, in its sole discretion, to declare a dividend, the right to a dividend is subject to the following restrictions:

•	the dividend rights of the Apple Nine common shares may be subordinate to any other shares ranking senior to the Apple Nine common shares; and
•	the amount of the dividend may be limited by law.

If Apple Nine liquidates its assets or dissolves entirely, the holders of the Apple Nine common shares will share, on a pro rata basis, in the assets Apple Nine is legally allowed to distribute. Apple Nine must pay all of its known debts and liabilities or have made adequate provision for payment of these debts and liabilities before holders of Apple Nine common shares can share in its assets. Upon liquidation, after distributions pursuant to the preferential distribution rights of any Apple Nine preferred shares then outstanding, the remaining proceeds will be distributed ratably among the holders of the Apple Nine common shares.

Holders of Apple Nine common shares do not have the right to convert or redeem their shares. In addition, they do not have rights to a sinking fund or to subscribe for any of Apple Nine’s securities.

Voting Rights

Each outstanding Apple Nine common share entitles the holder to one vote on all matters submitted to a vote of Apple Nine shareholders. The holders of the Apple Nine common shares have exclusive voting power with respect to the election of directors, except as otherwise required by law or except as provided with respect to any other class or series of Apple Nine shares then outstanding.  There is no cumulative voting in the election of directors and directors are elected by the plurality of votes cast and entitled to vote in the election of directors.

Apple Nine’s articles of incorporation state that, except as otherwise provided by law, a majority of Apple Nine common shares issued and outstanding may approve any of the following actions:

•	dissolution;
•	amendments of the charter or articles of incorporation;
•	mergers, share exchanges or similar transactions; or
•	the sale of all or substantially all of Apple Nine’s assets,

except for amendments to Apple Nine’s articles of incorporation relating to the classification of the board of directors. This matter requires the approval of at least two-thirds of the shares entitled to vote.

Power to Effect Reverse Stock Split in Connection with Listing on Exchange

The Apple Nine board may, in its discretion and within one year of obtaining shareholder approval of the Second Apple Nine Charter Amendment, implement a 50% reverse stock split of Apple Nine common shares in connection with listing Apple Nine common shares for trading on a national securities exchange, through the filing of the Second Apple Nine Charter Amendment.  If the reverse stock split is implemented, the number of Apple Nine common shares issued and outstanding would be reduced by half.  The Second Apple Nine Charter Amendment is described under “Second Apple Nine Charter Amendment Proposal” beginning on page 140.

Preferred Shares

No preferred shares of Apple Nine, other than the Apple Nine Series A preferred shares and the Apple Nine Series B convertible preferred shares, have been designated and after the mergers, no Apple Nine preferred shares will be outstanding.  The Apple Nine articles of incorporation authorize issuance of up to 30 million additional Apple Nine preferred shares.  Apple Nine believes that the authorization to issue additional Apple Nine preferred shares benefits Apple Nine and its shareholders by permitting flexibility in financing additional growth, giving it additional financing options in its corporate planning and in responding to developments in its business, including financing of additional acquisitions and other general corporate purposes.  Having authorized Apple Nine preferred shares available for issuance in the future gives it the ability to respond to future developments and allow Apple Nine preferred shares to be issued without the expense and delay of a special shareholder’s meeting.

At present, Apple Nine has no specific financing or acquisition plans involving the issuance of additional Apple Nine preferred shares and it does not propose to fix the characteristics of any series of Apple Nine preferred shares in anticipation of issuing Apple Nine preferred shares.  Apple Nine cannot now predict whether or to what extent, if any, additional Apple Nine preferred shares will be used or if so used what the characteristic of a particular series may be.

A series of Apple Nine preferred shares could be given rights that are superior to rights of holders of Apple Nine common shares and a series having preferential distribution rights could limit Apple Nine common share distributions and reduce the amount holders of Apple Nine common shares would otherwise receive on dissolution. Unless otherwise required by applicable law or regulation, the Apple Nine preferred shares would be issuable without further authorization by holders of the Apple Nine common shares and on such terms and for such consideration as may be determined by the Apple Nine board.  The Apple Nine preferred shares could be issued in one or more series having varying voting rights, redemption and conversion features, distribution (including liquidating distribution) rights and preferences, and other rights, including rights of approval of specified transactions. The voting rights and rights to distributions of the holders of Apple Nine common shares will be subject to the priority rights of the holders of any subsequently-issued Apple Nine preferred shares.

Restrictions on Ownership and Transfer of Shares

To qualify as a REIT under the Code, Apple Nine common shares must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year.  Further, not more than 50% of the value of the issued and outstanding Apple Nine common shares may be owned, directly or indirectly, by five or fewer individuals or, in limited circumstances, entities such as a qualified private pension plan, during the last half of a taxable year or during a proportionate part of a shorter taxable year.

In order to assist Apple Nine in complying with the limitations on the concentration of ownership of REIT shares imposed by the Code, Article X of the First Apple Nine Charter Amendment generally prohibits any person (other than a person who has been granted an exception) from actually or constructively owning more than 9.8% of the aggregate of the outstanding Apple Nine common shares by value or by number of shares, whichever is more restrictive, or 9.8% of the aggregate of the outstanding shares of such class or series of Apple Nine’s preferred shares by value or by number of shares, whichever is more restrictive.  However, Article X of the First Apple Nine Charter Amendment permits exceptions to be made for certain shareholders, provided Apple Nine’s board determines such exceptions will not jeopardize Apple Nine’s qualification as a REIT.

Article X of the First Apple Nine Charter Amendment also prohibits any person from (1) beneficially or constructively owning shares of Apple Nine capital stock that would result in Apple Nine being “closely held” under Section 856(h) of the Code, (2) transferring shares of Apple Nine capital stock if such transfer would result in Apple Nine being beneficially owned by fewer than 100 persons (determined without reference to any rules of attribution), (3) beneficially or constructively owning 10% or more of the ownership interest in a tenant of Apple Nine real property if income derived from such tenant for a taxable year of Apple Nine would result in more than a de minimis amount of non-qualifying income for purposes of the REIT tests and (4) beneficially or constructively owning shares of Apple Nine capital stock that would cause Apple Nine otherwise to fail to qualify as a REIT.  Any person who acquires or attempts or intends to acquire beneficial ownership of shares of Apple Nine capital stock that will or may violate any of the foregoing restrictions on transferability and ownership is required to give notice immediately to Apple Nine and provide Apple Nine with such other information as Apple Nine may request in order to determine the effect of such transfers on its qualification as a REIT.  The foregoing restrictions on transferability and ownership will not apply if the Apple Nine board determines that it is no longer in Apple Nine’s best interest to attempt to qualify, or to qualify, or to continue to qualify, as a REIT.  In addition, the Apple Nine board may determine that compliance with the foregoing restrictions is no longer required for Apple Nine’s qualification as a REIT.

The Apple Nine board, in its sole discretion, may exempt a person from the above ownership limits and any of the restrictions described above.  However, the Apple Nine board may not grant an exemption to any person unless the Apple Nine board obtains such representation, covenant and understandings as the Apple Nine board may deem appropriate in order to determine that granting the exemption would not result in Apple Nine losing its qualification as a REIT.  As a condition of granting the exemption, the Apple Nine board may require a ruling from the Internal Revenue Service or an opinion of counsel in either case in form and substance satisfactory to the Apple Nine board, in its sole discretion in order to determine or ensure Apple Nine’s qualification as a REIT.

In addition, the Apple Nine board from time to time may increase the ownership limits.  However, the ownership limits may not be increased if, after giving effect to such increase, five or fewer individuals could own or constructively own in the aggregate, more than 49.9% in value of the shares then outstanding.

However, if any transfer of Apple Nine shares occurs which, if effective, would result in any person beneficially or constructively owning shares in excess, or in violation, of the above transfer or ownership limitations, known as a prohibited owner, then that number of shares, the beneficial or constructive ownership of which otherwise would cause such person to violate the transfer of ownership limitations (rounded up to the nearest whole share), will be automatically transferred to a charitable trust for the exclusive benefit of a charitable beneficiary, and the prohibited owner will not acquire any rights in such shares.  This automatic transfer will be considered effective as of the close of business on the business day before the violative transfer.  If the transfer to the charitable trust would not be effective for any reason to prevent the violation of the above transfer or ownership limitations, then the transfer of that number of shares that otherwise would cause any person to violate the above limitations will be void ab initio.  Shares held in the charitable trust will continue to constitute issued and outstanding Apple Nine shares.  The prohibited owner will not benefit economically from ownership of any shares held in the charitable trust, will have no rights to dividends or other distributions and will not possess any rights to vote or other rights attributable to the shares held in the charitable trust.  The trustee of the charitable trust will be designated by Apple Nine and must be unaffiliated with Apple Nine or any prohibited owner and will have all voting rights and rights to dividends or other distributions with respect to shares held in the charitable trust, and these rights will be exercised for the exclusive benefit of the trust’s charitable beneficiary.  Any dividend or other distribution paid before Apple Nine’s discovery that shares have been transferred to the trustees is required to be paid by the recipient of such dividend or distribution to the trustee upon demand, and any dividend or other distribution authorized but unpaid will be paid when due to the trustee.  Any dividend or distribution so paid to the trustee will be held in trust for the trust’s charitable beneficiary.  Subject to Virginia law, effective as of the date that such shares have been transferred to the charitable trust, the trustee, in its sole discretion, will have the authority to:

•	rescind as void any vote cast by a prohibited owner prior to Apple Nine’s discovery that such shares have been transferred to the charitable trust; and

•	recast such vote in accordance with the desires of the trustee acting for the benefit of the trust’s charitable beneficiary

However, if Apple Nine has already taken irreversible corporate action, then the trustee will not have the authority to rescind and recast such vote.

Within 20 days of receiving notice from Apple Nine that shares have been transferred to the charitable trust, unless Apple Nine buys the shares first as described below, the trustee will sell the shares held in the charitable trust to a person, designated by the trustee, whose ownership of the shares will not violate the ownership limitations in Apple Nine’s charter.  Upon the sale, the interest of the charitable beneficiary in the shares sold will terminate and the trustee will distribute the net proceeds of the sale to the prohibited owner and to the charitable beneficiary.  The prohibited owner will receive the lesser of:

•
the price paid by the prohibited owner for the shares or, if the prohibited owner did not give value for the shares in connection with the event causing the shares to be held in the charitable trust (for example, in the case of a gift or devise), the market price of the shares on the day of the event causing the shares to be held in the charitable trust; and

•	the price per share received by the trustee from the sale or other disposition of the shares held in the charitable trust (less any commission and other expenses of a sale).

The trustee may reduce the amount payable to the prohibited owner by the amount of dividends and distributions paid to the prohibited owner and owed by the prohibited owner to the trustee.  Any net sale proceeds in excess of the amount payable to the prohibited owner will be paid immediately to the charitable beneficiary.  If, before Apple Nine’s discovery that shares have been transferred to the charitable trust, such shares are sold by a prohibited owner, then:

•	such shares will be deemed to have been sold on behalf of the charitable trust; and

•
to the extent that the prohibited owner received an amount for such shares that exceeds the amount that the prohibited owner was entitled to receive as described above, the excess must be paid to the trustee upon demand.

In addition, shares held in the charitable trust will be deemed to have been offered for sale to Apple Nine, or its designee, at a price per share equal to the lesser of:

•	the price per share in the transaction that resulted in such transfer to the charitable trust (or, in the case of a gift or devise, the market price at the time of the gift or devise); and

•	the market price on the date Apple Nine, or its designee, accept such offer.

Apple Nine may reduce the amount payable to the prohibited owner by the amount of dividends and distributions paid to the prohibited owner and owed by the prohibited owner to the trustee.  Apple Nine may pay the amount of such reduction to the trustee for the benefit of the charitable beneficiary.  Apple Nine will have the right to accept the offer until the trustee has sold the shares held in the charitable trust.  Upon such a sale to Apple Nine, the interest of the charitable beneficiary in the shares sold will terminate and the trustee will distribute the net proceeds of the sale to the prohibited owner and any dividends or other distributions held by the trustee will be paid to the charitable beneficiary.

All certificates representing shares of Apple Nine capital stock will bear a legend referring to the restrictions described above.

Every owner of more than 5% (or such lower percentage as required by the Internal Revenue Code or the regulations promulgated thereunder) in value of the outstanding shares of Apple Nine capital stock within 30 days after the end of each taxable year, will be required to give written notice to Apple Nine stating the name and address of such owner, the number of Apple Nine shares of each class and series that the owner beneficially owns and a description of the manner in which the shares are held.  Each owner will be required to provide to Apple Nine such additional information as Apple Nine may request in order to determine the effect, if any, of the owner’s beneficial ownership on Apple Nine’s qualification as a REIT and to ensure compliance with Apple Nine’s ownership limitations.  In addition, each shareholder shall upon demand be required to provide to Apple Nine such information as Apple Nine may request, in good faith, in order to determine its qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.  The ownership limitations could have the effect of discouraging a takeover or other transaction in which holders of some, or a majority, of shares of Apple Nine capital stock might receive a premium for their shares or which these holders might believe to be otherwise in their best interest.

Under Virginia law and the Apple Nine Bylaws Amendment, the restrictions on transfer set forth in Sections 7.2, 7.3, 7.4 and 7.5 of Apple Nine’s bylaws rather than the restrictions on transfer set forth in Article X of the First Apple Nine Charter Amendment will be applicable to Apple Nine shareholders who do not vote in favor of Proposal 3(iv).

Transfer Agent

The transfer agent and registrar for the Apple Nine common shares is American Stock Transfer & Trust Company, LLC.

Facilities for Transferring Common Shares

No public market for the Apple Nine common shares currently exists. After the Mergers, Apple Nine may cause Apple Nine common shares to be listed for trading on a national securities exchange if the Apple Nine board determines that action to be prudent; however, there can be no assurance when or if such a listing will occur. In addition, the Apple Nine common shares are uncertificated securities, are not represented by stock certificates, and may be difficult to transfer. Prospective shareholders should view the Apple Nine common shares as illiquid and must be prepared to hold their investment for an indefinite length of time.

COMPARISON OF RIGHTS OF APPLE SEVEN, APPLE EIGHT AND APPLE NINE SHAREHOLDERS

General

Apple Seven, Apple Eight and Apple Nine are each Virginia corporations and, accordingly, are governed by the VSCA and by their respective articles of incorporation and bylaws.  The pre-merger articles of incorporation and bylaws of each of the Apple REITs are virtually identical, as are the shareholder rights of Apple Seven shareholders, Apple Eight shareholders and Apple Nine shareholders.

Currently, each Apple Seven unit, Apple Eight unit and Apple Nine unit consists of one common share and one Series A preferred share of such Apple REIT.  Series A preferred shares are not separately tradable from the common shares to which they relate. The only right associated with the Series A preferred shares is a priority distribution upon the sale of that Apple REIT’s assets in liquidation, dissolution or winding up of its business. All of the Series B convertible preferred shares of each of the Apple REITs are owned of record by Glade M. Knight.

As a result of the mergers, each Apple Seven unit will be converted into the right to receive one Apple Nine common share and each Apple Eight unit will be converted into the right to receive 0.85 Apple Nine common share (except for any Apple Seven or Apple Eight unit holders who have properly exercised, perfected and not subsequently withdrawn their appraisal rights in accordance with Article 15 of the VSCA as described under “Dissenters’ Rights of Appraisal” beginning on page 161). Also in connection with the mergers, Apple Nine will become self-managed and all outstanding Apple Nine Series B convertible preferred shares will be converted into Apple Nine common shares, and all Apple Nine Series A shares will be terminated. As a result, following the mergers there will be no Series A preferred shares or Series B convertible preferred shares outstanding, and all current Apple Seven, Apple Eight and Apple Nine unit holders and Series B convertible preferred shareholders will hold Apple Nine common stock.

In connection with the mergers, the Apple Nine articles of incorporation and bylaws will be amended, pursuant to the Apple Nine First Charter Amendment, Apple Nine Second Charter Amendment and the Apple Nine Bylaws Amendment, and the rights of all shareholders will be governed by Apple Nine’s amended articles of incorporation and amended bylaws.

Certain Differences Between the Rights of Apple REIT Shareholders Before the Mergers to the Rights of Apple Nine Shareholders After the Mergers

The following is a general comparison of the material differences between the rights of the shareholders of the Apple REITs before the mergers and the rights they will have as Apple Nine common shareholders following the mergers. This discussion is only a summary of certain provisions, does not purport to be a complete description of such differences, and is qualified in its entirety by reference to the VSCA and the full text of the Articles of Incorporation and bylaws of each Apple REIT, and the post-merger Apple Nine articles of incorporation and bylaws, as amended.  See also “Description of Apple Nine Common Shares” beginning on page 164 and “Where You Can Find More Information” on page 229.

	Apple REITs – Pre Mergers	Apple Nine – Post Mergers
Authorized Capital Stock
Apple Seven and Apple Eight are each authorized to issue 1) 200,000,000 common shares, no par value, and 2) 215,240,000 preferred shares, consisting of a) 200,000,000 Series A preferred shares, no par value, b) 240,000 Series B convertible preferred shares, no par value; and c) 15,000,000 additional preferred shares.

Apple Nine is authorized to issue 1) 400,000,000 common shares, no par value, and 2) 430,480,000 preferred shares, consisting of a) 400,000,000 Series A preferred shares, no par value, b) 480,000 Series B convertible preferred shares, no par value; and c) 30,000,000 additional preferred shares.

Apple Nine will be authorized to issue 1) 800,000,000 common shares, no par value, and 2) 430,480,000 preferred shares, consisting of a) 400,000,000 Series A preferred shares, no par value; b) 480,000 Series B convertible preferred shares, no par value; and c) 30,000,000 additional preferred shares.

Following the mergers, Apple Nine expects that approximately 374 million common shares and no preferred shares will be issued and outstanding.

Voting Rights
Each common share is entitled to cast one vote with respect to matters submitted to common shareholders, including the election or removal of directors.

Except as otherwise required by the VSCA, the holders of Series A preferred shares and Series B convertible preferred shares are not entitled to vote, except that the affirmative vote of the holders of more than two-thirds of the outstanding Series A preferred shares or Series B convertible preferred shares, as applicable, is required for (x) the adoption of any amendment, alteration or repeal of any provision of the articles of incorporation, as applicable of such Apple REIT, that adversely changes the preferences, limitations or relative rights of such series or the holders thereof or (y) the authorization of, or the increase in the authorized number of shares of, any class of
Each common share is entitled to cast one vote with respect to matters submitted to common shareholders, including the election or removal of directors.

	Apple REITs – Pre Mergers	Apple Nine – Post Mergers
shares ranking senior to or on a parity with such series as to rights in liquidation.

Dividends
Holders of common shares are entitled to receive dividends when, as and if declared by the board of directors out of funds legally available therefor.

No dividends are separately payable on the Series A preferred shares or Series B convertible preferred shares.
Holders of common shares are entitled to receive dividends when, as and if declared by the board of directors out of funds legally available therefor.

Distributions upon Liquidation
Each currently outstanding Apple REIT unit consists of one Series A preferred share and one common share.

Upon the voluntary or involuntary dissolution, liquidation or winding up of Apple Seven or Apple Eight, the holders of the outstanding Series A preferred shares of such Apple REIT are entitled to be paid out of legally available funds a liquidation payment of $11.00 per Series A preferred share, before any such payments are made to the holders of Series B convertible preferred shares or common shares. Any remaining net assets must be used to make liquidation payments first, to holders of the outstanding Series B convertible preferred shares in the amount of $11.00 per each common share into which the Series B convertible shares would be convertible and, thereafter, to the holders of the common shares and the Series B convertible shares on an as-if-converted basis. Apple Nine Series A shares and Apple Nine Series B convertible shares have these same rights, except the liquidation preference for Apple Nine Series A shares is $10.25 instead of $11.00 per share, as the result of a special distribution issued to the Apple Nine Series A shareholders in May, 2012.

After the mergers and as a result of Apple Nine becoming self-managed, only common shares will be outstanding and no preferred shares will then be outstanding.

Upon liquidation, all proceeds will be distributed ratably among the holders of common shares.

Amendment of Articles of Incorporation
The articles of incorporation may be amended from time to time upon:

the vote of the holders of a majority of the common shares outstanding; and

the affirmative vote of a majority of all the votes entitled to be cast by a voting group of Series A preferred shares or Series B convertible preferred shares if the amendment is of a matter as to which the Series A preferred shares or Series B convertible preferred shares, as applicable, are required by law to vote as a separate voting group (with each share having one vote).

However, the provisions of the articles of incorporation relating to the board of directors may only be amended upon the vote of the holders of more than two-thirds of the issued

The articles of incorporation may be amended from time to time upon the vote of the holders of a majority of the common shares outstanding. However, the provisions of the articles of incorporation relating to the board of directors may only be amended upon the vote of the holders of more than two-thirds of the issued and outstanding common shares.

	Apple REITs – Pre Mergers	Apple Nine – Post Mergers
and outstanding common shares. Holders of preferred stock are not entitled to vote thereon except with respect to certain adverse changes or the authorization of senior or parity securities as described under “—Voting Rights.”

Ownership and Transfer Limitations
The bylaws provide that no person may own or be deemed to own more than 9.8% of the issued and outstanding shares. The bylaws provide that the shares subject to the purported transfer will be considered to be “excess shares.” Under the bylaws, excess shares will be deemed to have been acquired and to be held on behalf of such Apple REIT. The excess shares will not be considered to be outstanding for quorum and voting purposes. The excess shares will not be entitled to receive dividends or any other distributions. Any dividends or distributions paid to a purported transferee of excess shares prior to discovery by such Apple REIT that the shares have been transferred in violation of its bylaws must be repaid to such Apple REIT upon demand.

The articles of incorporation provide that, except with regard to persons exempted by the board of directors, any person is prohibited from actually or constructively owning more than 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of common shares or preferred shares. Shares owned by any person in excess of the foregoing limitation shall be automatically transferred to a charitable trust for the exclusive benefit of a charitable beneficiary, unless such transfer, for whatever reason, shall not prevent such person from exceeding the foregoing limitation, in which case the transfer of shares to that person shall be void ab initio. See “Description of Apple Nine Common Shares — Restrictions on Ownership and Transfer of Shares.”

At the Effective Time of the mergers, the articles of incorporation will be amended to add these restrictions on the transfer and ownership of common shares or preferred shares. See “Apple Nine First Charter Amendment Proposals — Proposal 3(iv) — Restrictions on Transfer and Ownership.” These restrictions are similar in scope to the restrictions in Apple Nine’s bylaws, as described in “— Ownership and Transfer Limitations.” Under Virginia law, any current Apple Nine shareholder who does not vote in favor of Proposal 3(iv) cannot be subject to these new provisions. Accordingly, the Apple Nine Bylaws Amendment provides that the provisions in the bylaws relating to restrictions on transfer and ownership continue to apply only to shareholders who did not vote in favor of Proposal 3(iv).  See “Apple Nine Bylaws Amendment Proposals.”

Size of Board of Directors	Currently the board of each Apple REIT has five directors.
Pursuant to the Merger Agreement, immediately following the Effective Time, Apple Nine has agreed to increase the number of directors of Apple Nine from five to seven and to elect Glenn W. Bunting and Kent W. Colton, both currently directors of Apple Seven and Apple Eight, to serve as additional directors of Apple Nine.

DESCRIPTION OF REAL ESTATE AND OPERATING DATA OF APPLE NINE

The map below shows the states in which Apple Nine’s hotels are located, and the following charts summarize Apple Nine’s room and franchise information.

States in which Apple Nine’s Hotels are Located

Number of Guest Rooms by State:

Type and Number of Hotel Franchises:

SUMMARY OF CONTRACTS FOR PROPERTIES OF APPLE NINE

Ownership, Leasing and Management Summary

Each of Apple Nine’s hotels has been leased to one of its indirect wholly owned subsidiaries, as the lessee, under a separate hotel lease agreement.

Each hotel is managed under a separate management and franchise agreement between the applicable lessee and the manager or franchisor.

Apple Nine has no material relationship or affiliation with the managers, except for the relationship resulting from its management agreements for the hotels it owns and any related documents.  The hotel lease agreements and the management agreements are among the contracts described in another section below.

The table below specifies the franchise, hotel owner, lessee and manager for Apple Nine’s hotels:

Hotel Location	Franchise (a)	Hotel Owner/ Lessor	Lessee	Manager
Anchorage, Alaska	Embassy Suites	Apple Nine SPE Anchorage, Inc.	Apple Nine Hospitality Management, Inc.	Stonebridge Realty Advisors, Inc.
Dothan, Alabama	Hilton Garden Inn	Sunbelt-GDA LLC	Apple Nine Hospitality Management, Inc.	LBAM Investor Group, L.L.C.
Troy, Alabama	Courtyard	Sunbelt-CTY, LLC	Apple Nine Hospitality Management, Inc.	LBAM Investor Group, L.L.C.
Rogers, Arkansas	Hampton Inn	Apple Nine SPE Rogers, Inc.	Apple Nine Services Rogers, Inc.	Raymond Management Company, Inc.
Rogers, Arkansas	Homewood Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Raymond Management Company, Inc.
Chandler, Arizona	Courtyard	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Chandler, Arizona	Fairfield Inn & Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Phoenix, Arizona	Courtyard	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Phoenix, Arizona	Residence Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Tucson, Arizona	Hilton Garden Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Texas Western Management Partners, L.P.
Tucson, Arizona	TownePlace Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Texas Western Management Partners, L.P.
Clovis, California	Hampton Inn & Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Dimension Development Two, LLC

Hotel Location	Franchise (a)	Hotel Owner/ Lessor	Lessee	Manager
Clovis, California	Homewood Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Dimension Development Two, LLC
San Bernardino, California	Residence Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Tharaldson Hospitality Management, LLC
Santa Ana, California	Courtyard	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Dimension Development Two, LLC
Santa Clarita, California	Courtyard	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Dimension Development Two, LLC
Santa Clarita, California	Fairfield Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Dimension Development Two, LLC
Santa Clarita, California	Hampton Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Dimension Development Two, LLC
Santa Clarita, California	Residence Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Dimension Development Two, LLC
Pueblo, Colorado	Hampton Inn & Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Dimension Development Two, LLC
Ft. Lauderdale, Florida	Hampton Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Vista Host, Inc.
Miami, Florida	Hampton Inn & Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Dimension Development Two, LLC
Orlando, Florida	Fairfield Inn & Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Marriott International
Orlando, Florida	SpringHill Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Marriott International
Panama City, Florida	TownePlace Suites	Sunbelt RPC LLC	Apple Nine Hospitality Management, Inc.	LBAM Investor Group, L.L.C.
Panama City Beach, Florida	Hampton Inn & Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	LBAM Investor Group, L.L.C.
Tampa, Florida	Embassy Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Albany, Georgia	Fairfield Inn & Suites	Sunbelt RAG LLC	Apple Nine Hospitality Management, Inc.	LBAM Investor Group, L.L.C.
Boise, Idaho	Hampton Inn & Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Raymond Management Company, Inc.
Mettawa, Illinois	Hilton Garden Inn	Apple Nine Illinois, LLC	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Mettawa, Illinois	Residence Inn	Apple Nine Illinois, LLC	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Schaumburg, Illinois	Hilton Garden Inn	Apple Nine Illinois, LLC	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Warrenville, Illinois	Hilton Garden Inn	Apple Nine Illinois, LLC	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Indianapolis, Indiana	SpringHill Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Mishawaka, Indiana	Residence Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Alexandria, Louisiana	Courtyard	Sunbelt-CAL, LLC	Apple Nine Hospitality Management, Inc.	LBAM Investor Group, L.L.C.
Baton Rouge, Louisiana	SpringHill Suites	Apple Nine Louisiana, LLC	Apple Nine Hospitality Management, Inc.	Dimension Development Two, LLC
Lafayette, Louisiana	Hilton Garden Inn	Apple Nine Louisiana, LLC	Apple Nine Hospitality Management, Inc.	LBAM Investor Group, L.L.C.
Lafayette, Louisiana	SpringHill Suites	Sunbelt-SLL, LLC	Apple Nine Hospitality Management, Inc.	LBAM Investor Group, L.L.C.
West Monroe, Louisiana	Hilton Garden Inn	Apple Nine Louisiana, LLC	Apple Nine Hospitality Management, Inc.	Intermountain Management, LLC
Andover, Massachusetts	SpringHill Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Marriott International
Silver Spring, Maryland	Hilton Garden Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Novi, Michigan	Hilton Garden Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation

Hotel Location	Franchise (a)	Hotel Owner/ Lessor	Lessee	Manager
Rochester, Minnesota	Hampton Inn & Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Raymond Management Company, Inc.
Kansas City, Missouri	Hampton Inn	Apple Nine Kansas City, LLC	Apple Nine Services Kansas City, Inc.	Raymond Management Company, Inc.
St. Louis, Missouri	Hampton Inn	Apple Nine St. Louis, LLC	Apple Nine Services St. Louis, Inc.	Raymond Management Company, Inc.
St. Louis, Missouri	Hampton Inn & Suites	Apple Nine Missouri, LLC	Apple Nine Hospitality Management, Inc.	Raymond Management Company, Inc.
Hattiesburg, Mississippi	Residence Inn	Sunbelt-RHM, L.L.C.	Apple Nine Hospitality Management, Inc.	LBAM Investor Group, L.L.C.
Charlotte, North Carolina	Homewood Suites	Apple Nine North Carolina, L.P.	Apple Nine Hospitality Management, Inc.	MHH Management, LLC
Durham, North Carolina	Homewood Suites	Apple Nine North Carolina, L.P.	Apple Nine Hospitality Management, Inc.	MHH Management, LLC
Fayetteville, North Carolina	Home2 Suites	Apple Nine North Carolina, L.P.	Apple Nine Hospitality Management, Inc.	LBAM Investor Group, L.L.C.
Holly Springs, North Carolina	Hampton Inn	Apple Nine North Carolina, L.P.	Apple Nine Hospitality Management, Inc.	LBAM Investor Group, L.L.C.
Jacksonville, North Carolina	TownePlace Suites	Apple Nine North Carolina, L.P.	Apple Nine Hospitality Management, Inc.	LBAM Investor Group, L.L.C.
Mt. Laurel, New Jersey	Homewood Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Tharaldson Hospitality Management, LLC
West Orange, New Jersey	Courtyard	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Tharaldson Hospitality Management, LLC
Twinsburg, Ohio	Hilton Garden Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Gateway Hospitality Group, Inc.
Oklahoma City, Oklahoma	Hampton Inn & Suites	Apple Nine Oklahoma, LLC	Apple Nine Hospitality Management, Inc.	Raymond Management Company, Inc.
Collegeville, Pennsylvania	Courtyard	Apple Nine Collegeville Business Trust	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Malvern, Pennsylvania	Courtyard	Apple Nine Malvern Pennsylvania Business Trust	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Pittsburgh, Pennsylvania	Hampton Inn	Apple Nine Pennsylvania Business Trust	Apple Nine Hospitality Management, Inc.	Vista Host, Inc.
Jackson, Tennessee	Courtyard	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Vista Host, Inc.
Jackson, Tennessee	Hampton Inn & Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Vista Host, Inc.
Johnson City, Tennessee	Courtyard	Sunbelt-CJT, LLC	Apple Nine Hospitality Management, Inc.	LBAM Investor Group, L.L.C.
Nashville, Tennessee	Hilton Garden Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Vista Host, Inc.
Nashville, Tennessee	Home2 Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Vista Host, Inc.
Allen, Texas	Hampton Inn & Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Texas Services, Inc.	Gateway Hospitality Group, Inc.
Allen, Texas	Hilton Garden Inn	Apple Nine SPE Allen, Inc.	Apple Nine Services Allen, Inc.	Gateway Hospitality Group, Inc.
Arlington, Texas	Hampton Inn & Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Texas Services II, Inc.	Texas Western Management Partners, L.P.
Austin, Texas	Courtyard	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Texas Services III, Inc.	White Lodging Services Corporation
Austin, Texas	Fairfield Inn & Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Texas Services III, Inc.	White Lodging Services Corporation
Austin, Texas	Hampton Inn	Apple Nine SPE Austin Arboretum, Inc.	Apple Nine Services Austin Arboretum, Inc.	Vista Host, Inc.
Austin, Texas	Hilton Garden Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Texas Services III, Inc.	White Lodging Services Corporation
Austin, Texas	Homewood Suites	Apple Nine SPE Austin Northwest, Inc.	Apple Nine Services Austin Northwest, Inc.	Vista Host, Inc.

Hotel Location	Franchise (a)	Hotel Owner/ Lessor	Lessee	Manager
Beaumont, Texas	Residence Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Texas Services II, Inc.	Texas Western Management Partners, L.P.
Dallas, Texas	Hilton	Apple Nine SPE Dallas, Inc.	Apple Nine Services Dallas, Inc.	Hilton
Duncanville, Texas	Hilton Garden Inn	Apple Nine SPE Duncanville, Inc.	Apple Nine Services Duncanville, Inc.	Gateway Hospitality Group, Inc.
El Paso, Texas	Hilton Garden Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Texas Services II, Inc.	Texas Western Management Partners, L.P.
Frisco, Texas	Hilton Garden Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Texas Services II, Inc.	Texas Western Management Partners, L.P.
Ft. Worth, Texas	TownePlace Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Texas Services II, Inc.	Texas Western Management Partners, L.P.
Grapevine, Texas	Hilton Garden Inn	Apple Nine SPE Grapevine, Inc.	Apple Nine Hospitality Texas Services II, Inc.	Texas Western Management Partners, L.P.
Houston, Texas	Marriott	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Texas Services II, Inc.	Texas Western Management Partners, L.P.
Irving, Texas	Homewood Suites	Apple Nine SPE Irving, Inc.	Apple Nine Services Irving, Inc.	Texas Western Management Partners, L.P.
Lewisville, Texas	Hilton Garden Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Texas Services, Inc.	Gateway Hospitality Group, Inc.
Round Rock, Texas	Hampton Inn	Apple Nine SPE Round Rock, Inc.	Apple Nine Services Round Rock, Inc.	Vista Host, Inc.
Texarkana, Texas	Hampton Inn & Suites	Apple Nine SPE Texarkana, Inc.	Apple Nine Services Texarkana, Inc.	Intermountain Management, LLC
Salt Lake City, Utah	SpringHill Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	White Lodging Services Corporation
Alexandria, Virginia	SpringHill Suites	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Marriott International
Bristol, Virginia	Courtyard	Apple Nine SPE Bristol, Inc.	Apple Nine Services Bristol, Inc.	LBAM Investor Group, L.L.C.
Manassas, Virginia	Residence Inn	Apple Nine Hospitality Ownership, Inc.	Apple Nine Hospitality Management, Inc.	Tharaldson Hospitality Management, LLC

(a) All brand and trade names, logos or trademarks contained, or referred to, in this joint proxy statement/prospectus are the properties of their respective owners.  These references shall not in any way be construed as participation in, or endorsement of, the issuance of the common shares pursuant to the Merger Agreement by any of our franchisors or managers.

Hotel Lease Agreements

Each of Apple Nine’s hotels is covered by a separate hotel lease agreement between the owner (one of its indirect wholly owned subsidiaries) and the applicable lessee (another one of its indirect wholly owned subsidiaries, as specified in the previous section). Each lease provides for an initial term of 5 to 10 years. The applicable lessee has the option to extend its lease term for one or two additional three to five-year periods, if it is not in default at the end of the prior term or at the time the option is exercised.

Each lease provides for annual base rent and percentage rent. The annual base rent is payable in advance in equal monthly installments.  Shown below are the annual base rent and the lease commencement date for the hotels purchased by Apple Nine:

Hotel Location	Franchise	Annual Base Rent	Date of Lease Commencement
Anchorage, Alaska	Embassy Suites	$3,449,000	April 2010
Dothan, Alabama	Hilton Garden Inn	1,063,000	June 2009
Troy, Alabama	Courtyard	503,000	June 2009
Rogers, Arkansas	Hampton Inn	884,000	August 2010
Rogers, Arkansas	Homewood Suites	804,000	April 2010
Chandler, Arizona	Courtyard	576,000	November 2010
Chandler, Arizona	Fairfield Inn & Suites	398,000	November 2010
Phoenix, Arizona	Courtyard	852,000	November 2010
Phoenix, Arizona	Residence Inn	955,000	November 2010
Tucson, Arizona	Hilton Garden Inn	861,000	July 2008
Tucson, Arizona	TownePlace Suites	1,146,000	October 2011
Clovis, California	Hampton Inn & Suites	587,000	July 2009

Hotel Location	Franchise	Annual Base Rent	Date of Lease Commencement
Clovis, California	Homewood Suites	587,000	February 2010
San Bernardino, California	Residence Inn	1,229,000	February 2011
Santa Ana, California	Courtyard	1,714,000	May 2011
Santa Clarita, California	Courtyard	1,064,000	September 2008
Santa Clarita, California	Fairfield Inn	717,000	October 2008
Santa Clarita, California	Hampton Inn	1,301,000	October 2008
Santa Clarita, California	Residence Inn	1,452,000	October 2008
Pueblo, Colorado	Hampton Inn & Suites	465,000	October 2008
Ft. Lauderdale, Florida	Hampton Inn	1,138,000	December 2008
Miami, Florida	Hampton Inn & Suites	1,360,000	April 2010
Orlando, Florida	Fairfield Inn & Suites	1,204,000	July 2009
Orlando, Florida	SpringHill Suites	1,526,000	July 2009
Panama City, Florida	TownePlace Suites	702,000	January 2010
Panama City Beach, Florida	Hampton Inn & Suites	739,000	March 2009
Tampa, Florida	Embassy Suites	1,007,000	November 2010
Albany, Georgia	Fairfield Inn & Suites	704,000	January 2010
Boise, Idaho	Hampton Inn & Suites	1,931,000	April 2010
Mettawa, Illinois	Hilton Garden Inn	1,726,000	November 2010
Mettawa, Illinois	Residence Inn	1,440,000	November 2010
Schaumburg, Illinois	Hilton Garden Inn	1,610,000	November 2010
Warrenville, Illinois	Hilton Garden Inn	1,378,000	November 2010
Indianapolis, Indiana	SpringHill Suites	748,000	November 2010
Mishawaka, Indiana	Residence Inn	967,000	November 2010
Alexandria, Louisiana	Courtyard	842,000	September 2010
Baton Rouge, Louisiana	SpringHill Suites	620,000	September 2009
Lafayette, Louisiana	Hilton Garden Inn	1,626,000	July 2010
Lafayette, Louisiana	SpringHill Suites	932,000	June 2011
West Monroe, Louisiana	Hilton Garden Inn	1,519,000	July 2010
Andover, Massachusetts	SpringHill Suites	554,000	November 2010
Silver Spring, Maryland	Hilton Garden Inn	1,130,000	July 2010
Novi, Michigan	Hilton Garden Inn	1,032,000	November 2010
Rochester, Minnesota	Hampton Inn & Suites	551,000	August 2009
Kansas City, Missouri	Hampton Inn	1,192,000	August 2010
St. Louis, Missouri	Hampton Inn	1,906,000	August 2010
St. Louis, Missouri	Hampton Inn & Suites	1,439,000	April 2010
Hattiesburg, Mississippi	Residence Inn	946,000	December 2008
Charlotte, North Carolina	Homewood Suites	431,000	September 2008
Durham, North Carolina	Homewood Suites	893,000	December 2008
Fayetteville, North Carolina	Home2 Suites	1,147,000	February 2011
Holly Springs, North Carolina	Hampton Inn	293,000	November 2010
Jacksonville, North Carolina	TownePlace Suites	1,055,000	February 2010
Mt. Laurel, New Jersey	Homewood Suites	1,035,000	January 2011
West Orange, New Jersey	Courtyard	1,760,000	January 2011
Twinsburg, Ohio	Hilton Garden Inn	1,278,000	October 2008
Oklahoma City, Oklahoma	Hampton Inn & Suites	2,885,000	May 2010
Collegeville, Pennsylvania	Courtyard	1,458,000	November 2010
Malvern, Pennsylvania	Courtyard	1,360,000	November 2010
Pittsburgh, Pennsylvania	Hampton Inn	1,886,000	December 2008
Jackson, Tennessee	Courtyard	1,140,000	December 2008
Jackson, Tennessee	Hampton Inn & Suites	1,179,000	December 2008
Johnson City, Tennessee	Courtyard	734,000	September 2009
Nashville, Tennessee	Hilton Garden Inn	3,331,000	September 2010
Nashville, Tennessee	Home2 Suites	1,706,000	May 2012
Allen, Texas	Hampton Inn & Suites	691,000	September 2008
Allen, Texas	Hilton Garden Inn	815,000	October 2008
Arlington, Texas	Hampton Inn & Suites	664,000	December 2010
Austin, Texas	Courtyard	746,000	November 2010
Austin, Texas	Fairfield Inn & Suites	722,000	November 2010
Austin, Texas	Hampton Inn	1,374,000	April 2009
Austin, Texas	Hilton Garden Inn	796,000	November 2010
Austin, Texas	Homewood Suites	1,296,000	April 2009

Hotel Location	Franchise	Annual Base Rent	Date of Lease Commencement
Beaumont, Texas	Residence Inn	1,463,000	October 2008
Dallas, Texas	Hilton	2,836,000	May 2011
Duncanville, Texas	Hilton Garden Inn	868,000	October 2008
El Paso, Texas	Hilton Garden Inn	1,461,000	December 2011
Frisco, Texas	Hilton Garden Inn	868,000	December 2008
Ft. Worth, Texas	TownePlace Suites	1,542,000	July 2010
Grapevine, Texas	Hilton Garden Inn	1,514,000	September 2010
Houston, Texas	Marriott	2,174,000	January 2010
Irving, Texas	Homewood Suites	728,000	December 2010
Lewisville, Texas	Hilton Garden Inn	1,561,000	October 2008
Round Rock, Texas	Hampton Inn	975,000	March 2009
Texarkana, Texas	Hampton Inn & Suites	745,000	January 2011
Salt Lake City, Utah	SpringHill Suites	950,000	November 2010
Alexandria, Virginia	SpringHill Suites	2,113,000	March 2009
Bristol, Virginia	Courtyard	1,573,000	November 2008
Manassas, Virginia	Residence Inn	1,321,000	February 2011

Management Agreements

Each of Apple Nine’s 89 hotels are operated and managed under separate management agreements by affiliates of one of the following companies:  Dimension Development Two, LLC, Gateway Hospitality Group, Inc., Hilton Management LLC, Intermountain Management, LLC, LBAM-Investor Group, L.L.C., Marriott International, MHH Management, LLC, Raymond Management Company, Inc., Stonebridge Realty Advisors, Inc., Tharaldson Hospitality Management, LLC, Vista Host, Inc., Texas Western Management Partners, L.P. or White Lodging Services Corporation.  Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services.  Base management fees are calculated as a percentage of gross revenues.  Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to Apple Nine, as defined in the management agreements.  Apple Nine has the option to terminate the management agreements under certain circumstances, including if specified performance thresholds are not satisfied.

Franchise Agreements

In general, for Apple Nine’s hotels franchised by Hilton Worldwide or one of its affiliates, there is a franchise license agreement between the lessee and Hilton Worldwide or an affiliate. The Hilton Worldwide franchise agreements generally provide for an initial term of 10 to 21 years.  Each franchise license agreement provides for the payment of royalty fees and program fees to the franchisor. A percentage of gross room revenues is used to determine these payments.

For the hotels franchised by Marriott International, Inc. or one of its affiliates, there is a relicensing franchise agreement between the applicable lessee and Marriott International, Inc. or an affiliate. The Marriott International, Inc. relicensing franchise agreements provide for an initial term of 13 to 28 years.  The relicensing franchise agreements provide for the payment of royalty fees, marketing fees, reservation fees and communications support fees to the franchisor. A percentage of gross room revenues is used to determine these payments.

FINANCIAL AND OPERATING INFORMATION FOR PROPERTIES OF APPLE NINE

Apple Nine’s hotels offer guest rooms and suites, together with related amenities, that are consistent with their operations. The hotels are located in developed areas and in competitive markets. Apple Nine believes its hotels are well positioned to compete in their markets based on location, amenities, rate structure and franchise affiliation. In the opinion of Apple Nine’s management, each hotel is adequately covered by insurance. The following tables present further information about Apple Nine’s hotels:

General Information

Hotel Location	Franchise	Number of Rooms/ Suites	Gross Cost (a)	Federal Income Tax Basis for Depreciable Real Property Component of Hotel (b)	Date of Construction	Acquisition Date
Anchorage, Alaska	Embassy Suites	169	$42,129,000	$39,175,000	2008	April 2010
Dothan, Alabama	Hilton Garden Inn	104	11,688,000	10,652,000	2009	June 2009
Troy, Alabama	Courtyard	90	8,856,000	8,292,000	2009	June 2009
Rogers, Arkansas	Hampton Inn	122	9,579,000	8,618,000	1998	August 2010
Rogers, Arkansas	Homewood Suites	126	11,160,000	9,785,000	2006	April 2010
Chandler, Arizona	Courtyard	150	17,125,000	16,065,000	2009	November 2010
Chandler, Arizona	Fairfield Inn & Suites	110	12,098,000	11,320,000	2009	November 2010
Phoenix, Arizona	Courtyard	164	16,358,000	14,945,000	2007	November 2010
Phoenix, Arizona	Residence Inn	129	14,166,000	13,055,000	2008	November 2010
Tucson, Arizona	Hilton Garden Inn	125	19,078,000	18,073,000	2008	July 2008
Tucson, Arizona	TownePlace Suites	124	15,590,000	14,599,000	2011	October 2011
Clovis, California	Hampton Inn & Suites	86	11,202,000	9,915,000	2009	July 2009
Clovis, California	Homewood Suites	83	12,494,000	10,994,000	2010	February 2010
San Bernardino, California	Residence Inn	95	15,373,000	13,883,000	2006	February 2011
Santa Ana, California	Courtyard	155	24,137,000	21,054,000	2011	May 2011
Santa Clarita, California	Courtyard	140	23,400,000	18,832,000	2007	September 2008
Santa Clarita, California	Fairfield Inn	66	10,286,000	8,422,000	1996	October 2008
Santa Clarita, California	Hampton Inn	128	19,081,000	17,268,000	1987	October 2008
Santa Clarita, California	Residence Inn	90	18,426,000	15,886,000	1996	October 2008
Pueblo, Colorado	Hampton Inn & Suites	81	9,627,000	8,733,000	2000	October 2008
Ft. Lauderdale, Florida	Hampton Inn	109	21,048,000	18,814,000	2000	December 2008
Miami, Florida	Hampton Inn & Suites	121	13,992,000	12,020,000	2000	April 2010
Orlando, Florida	Fairfield Inn & Suites	200	26,055,000	22,916,000	2009	July 2009
Orlando, Florida	SpringHill Suites	200	29,004,000	25,864,000	2009	July 2009
Panama City, Florida	TownePlace Suites	103	10,469,000	9,561,000	2010	January 2010
Panama City Beach, Florida	Hampton Inn & Suites	95	11,633,000	10,029,000	2009	March 2009
Tampa, Florida	Embassy Suites	147	22,252,000	20,427,000	2007	November 2010
Albany, Georgia	Fairfield Inn & Suites	87	8,194,000	7,295,000	2010	January 2010
Boise, Idaho	Hampton Inn & Suites	186	22,641,000	21,306,000	2007	April 2010
Mettawa, Illinois	Hilton Garden Inn	170	30,800,000	28,554,000	2008	November 2010
Mettawa, Illinois	Residence Inn	130	23,624,000	21,903,000	2008	November 2010
Schaumburg, Illinois	Hilton Garden Inn	166	20,699,000	19,249,000	2008	November 2010
Warrenville, Illinois	Hilton Garden Inn	135	22,183,000	21,012,000	2008	November 2010
Indianapolis, Indiana	SpringHill Suites	130	12,978,000	11,668,000	2007	November 2010
Mishawaka, Indiana	Residence Inn	106	13,824,000	12,927,000	2007	November 2010
Alexandria, Louisiana	Courtyard	96	9,816,000	8,718,000	2010	September 2010
Baton Rouge, Louisiana	SpringHill Suites	119	15,220,000	13,940,000	2009	September 2009
Lafayette, Louisiana	Hilton Garden Inn	153	19,817,000	19,817,000	2006	July 2010
Lafayette, Louisiana	SpringHill Suites	103	10,118,000	9,410,000	2011	June 2011
West Monroe, Louisiana	Hilton Garden Inn	134	17,146,000	16,314,000	2007	July 2010
Andover, Massachusetts	SpringHill Suites	136	8,355,000	7,654,000	2000	November 2010

Hotel Location	Franchise	Number of Rooms/ Suites	Gross Cost (a)	Federal Income Tax Basis for Depreciable Real Property Component of Hotel (b)	Date of Construction	Acquisition Date
Silver Spring, Maryland	Hilton Garden Inn	107	$17,512,000	$16,151,000	2010	July 2010
Novi, Michigan	Hilton Garden Inn	148	16,413,000	15,200,000	2008	November 2010
Rochester, Minnesota	Hampton Inn & Suites	124	14,183,000	13,267,000	2009	August 2009
Kansas City, Missouri	Hampton Inn	122	10,238,000	9,512,000	1999	August 2010
St. Louis, Missouri	Hampton Inn	190	24,022,000	22,264,000	2003	August 2010
St. Louis, Missouri	Hampton Inn & Suites	126	16,418,000	15,660,000	2006	April 2010
Hattiesburg, Mississippi	Residence Inn	84	10,096,000	9,190,000	2008	December 2008
Charlotte, North Carolina	Homewood Suites	112	10,017,000	8,985,000	1990	September 2008
Durham, North Carolina	Homewood Suites	122	21,860,000	20,627,000	1999	December 2008
Fayetteville, North Carolina	Home2 Suites	118	11,314,000	10,569,000	2011	February 2011
Holly Springs, North Carolina	Hampton Inn	124	14,911,000	13,291,000	2010	November 2010
Jacksonville, North Carolina	TownePlace Suites	86	9,339,000	8,707,000	2008	February 2010
Mt. Laurel, New Jersey	Homewood Suites	118	16,750,000	15,161,000	2006	January 2011
West Orange, New Jersey	Courtyard	131	23,089,000	21,035,000	2005	January 2011
Twinsburg, Ohio	Hilton Garden Inn	142	19,815,000	18,395,000	1999	October 2008
Oklahoma City, Oklahoma	Hampton Inn & Suites	200	32,810,000	31,380,000	2009	May 2010
Collegeville, Pennsylvania	Courtyard	132	21,777,000	19,662,000	2005	November 2010
Malvern, Pennsylvania	Courtyard	127	21,596,000	20,600,000	2007	November 2010
Pittsburgh, Pennsylvania	Hampton Inn	132	22,284,000	19,781,000	1990	December 2008
Jackson, Tennessee	Courtyard	94	15,702,000	14,716,000	2008	December 2008
Jackson, Tennessee	Hampton Inn & Suites	83	13,102,000	12,410,000	2007	December 2008
Johnson City, Tennessee	Courtyard	90	9,759,000	8,654,000	2009	September 2009
Nashville, Tennessee	Hilton Garden Inn	194	42,807,000	40,053,000	2009	September 2010
Nashville, Tennessee	Home2 Suites	119	16,363,000	15,209,000	2012	May 2012
Allen, Texas	Hampton Inn & Suites	103	14,287,000	12,844,000	2006	September 2008
Allen, Texas	Hilton Garden Inn	150	21,803,000	19,674,000	2002	October 2008
Arlington, Texas	Hampton Inn & Suites	98	10,351,000	9,134,000	2007	December 2010
Austin, Texas	Courtyard	145	20,133,000	18,552,000	2009	November 2010
Austin, Texas	Fairfield Inn & Suites	150	17,829,000	16,522,000	2009	November 2010
Austin, Texas	Hampton Inn	124	20,363,000	18,903,000	1997	April 2009
Austin, Texas	Hilton Garden Inn	117	16,162,000	14,548,000	2008	November 2010
Austin, Texas	Homewood Suites	97	20,483,000	18,586,000	1997	April 2009
Beaumont, Texas	Residence Inn	133	17,430,000	16,253,000	2008	October 2008
Dallas, Texas	Hilton	224	49,268,000	47,047,000	2001	May 2011
Duncanville, Texas	Hilton Garden Inn	142	19,121,000	16,743,000	2005	October 2008
El Paso, Texas	Hilton Garden Inn	145	19,552,000	18,308,000	2011	December 2011
Frisco, Texas	Hilton Garden Inn	102	15,570,000	13,063,000	2008	December 2008
Ft. Worth, Texas	TownePlace Suites	140	18,431,000	16,327,000	2010	July 2010
Grapevine, Texas	Hilton Garden Inn	110	17,150,000	15,629,000	2009	September 2010
Houston, Texas	Marriott	206	50,796,000	46,653,000	2010	January 2010
Irving, Texas	Homewood Suites	77	11,513,000	10,808,000	2006	December 2010

Hotel Location	Franchise	Number of Rooms/ Suites	Gross Cost (a)	Federal Income Tax Basis for Depreciable Real Property Component of Hotel (b)	Date of Construction	Acquisition Date
Lewisville, Texas	Hilton Garden Inn	165	$27,654,000	$24,292,000	2007	October 2008
Round Rock, Texas	Hampton Inn	94	13,234,000	12,369,000	2001	March 2009
Texarkana, Texas	Hampton Inn & Suites	81	10,300,000	9,664,000	2004	January 2011
Salt Lake City, Utah	SpringHill Suites	143	17,594,000	16,502,000	2009	November 2010
Alexandria, Virginia	SpringHill Suites	155	24,904,000	18,936,000	2011	March 2009
Bristol, Virginia	Courtyard	175	22,528,000	20,805,000	2004	November 2008
Manassas, Virginia	Residence Inn	107	16,624,000	15,229,000	2006	February 2011
		11,371	$1,616,978,000	$1,476,834,000

(a) Total investment in property for land, building, furniture, fixtures, equipment from acquisition through September 30, 2013.
(b) Amount of Gross Cost that is depreciable for income tax purposes as of September 30, 2013. The depreciable life is 39 years (or less, as may be permitted by federal tax laws) using the straight-line method.  The modified accelerated cost recovery system is used for the hotel’s personal property component.

Debt Summary

Hotel Location	Franchise	Outstanding Principal Balance as of September 30, 2013	Interest Rate	Maturity
Unsecured line of credit		$22,000,000	LIBOR + 2.25% - 2.75%	November 2014
Duncanville, Texas	Hilton Garden Inn	12,967,000	5.88%	May 2017
Lewisville, Texas	Hilton Garden Inn	2,000,000	0.00%	December 2016
Allen, Texas	Hilton Garden Inn	9,843,000	5.37%	October 2015
Bristol, Virginia	Courtyard	9,125,000	6.59%	August 2016
Austin, Texas	Homewood Suites	6,755,000	5.99%	March 2016
Austin, Texas	Hampton Inn	6,748,000	5.95%	March 2016
Round Rock, Texas	Hampton Inn	3,730,000	5.95%	May 2016
Rogers, Arkansas	Hampton Inn	7,826,000	5.20%	September 2015
St. Louis, Missouri	Hampton Inn	13,075,000	5.30%	September 2015
Kansas City, Missouri	Hampton Inn	6,136,000	5.45%	October 2015
Anchorage, Alaska	Embassy Suites	22,806,000	4.97%	October 2022
Irving, Texas	Homewood Suites	5,646,000	5.83%	April 2017
Grapevine, Texas	Hilton Garden Inn	11,571,000	4.89%	September 2022
Malvern, Pennsylvania	Courtyard	7,387,000	6.50%	October 2032
Collegeville, Pennsylvania	Courtyard	12,394,000	4.89%	September 2022
Texarkana, Texas	Hampton Inn	4,767,000	6.90%	July 2016
Dallas, Texas	Hilton	19,698,000	6.63%	June 2015
		$184,474,000

Operating Information

PART A

		Avg. Daily Occupancy Rates (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Anchorage, Alaska	Embassy Suites	86%	84%	78%	n/a	n/a
Dothan, Alabama	Hilton Garden Inn	61%	65%	64%	46%	n/a
Troy, Alabama	Courtyard	51%	56%	49%	36%	n/a
Rogers, Arkansas	Hampton Inn	64%	61%	58%	n/a	n/a
Rogers, Arkansas	Homewood Suites	64%	64%	60%	n/a	n/a
Chandler, Arizona	Courtyard	64%	71%	60%	n/a	n/a
Chandler, Arizona	Fairfield Inn & Suites	65%	68%	66%	n/a	n/a
Phoenix, Arizona	Courtyard	58%	56%	52%	n/a	n/a
Phoenix, Arizona	Residence Inn	91%	87%	83%	n/a	n/a
Tucson, Arizona	Hilton Garden Inn	69%	70%	70%	68%	61%
Tucson, Arizona	TownePlace Suites	65%	39%	n/a	n/a	n/a
Clovis, California	Hampton Inn & Suites	73%	64%	57%	36%	n/a
Clovis, California	Homewood Suites	78%	70%	57%	n/a	n/a
San Bernardino, California	Residence Inn	82%	78%	n/a	n/a	n/a
Santa Ana, California	Courtyard	77%	50%	n/a	n/a	n/a
Santa Clarita, California	Courtyard	76%	71%	63%	66%	57%
Santa Clarita, California	Fairfield Inn	82%	80%	74%	79%	79%
Santa Clarita, California	Hampton Inn	75%	70%	64%	63%	60%
Santa Clarita, California	Residence Inn	86%	83%	78%	76%	84%
Pueblo, Colorado	Hampton Inn & Suites	69%	66%	57%	60%	47%
Ft. Lauderdale, Florida	Hampton Inn	82%	80%	78%	73%	n/a
Miami, Florida	Hampton Inn & Suites	87%	82%	74%	n/a	n/a
Orlando, Florida	Fairfield Inn & Suites	86%	83%	78%	56%	n/a
Orlando, Florida	SpringHill Suites	88%	83%	79%	65%	n/a
Panama City, Florida	TownePlace Suites	63%	61%	57%	n/a	n/a
Panama City Beach, Florida	Hampton Inn & Suites	69%	65%	62%	44%	n/a
Tampa, Florida	Embassy Suites	70%	71%	63%	n/a	n/a
Albany, Georgia	Fairfield Inn & Suites	72%	74%	67%	n/a	n/a
Boise, Idaho	Hampton Inn & Suites	77%	74%	77%	n/a	n/a
Mettawa, Illinois	Hilton Garden Inn	72%	69%	59%	n/a	n/a
Mettawa, Illinois	Residence Inn	79%	76%	70%	n/a	n/a
Schaumburg, Illinois	Hilton Garden Inn	74%	70%	56%	n/a	n/a
Warrenville, Illinois	Hilton Garden Inn	70%	73%	58%	n/a	n/a
Indianapolis, Indiana	SpringHill Suites	71%	70%	56%	n/a	n/a
Mishawaka, Indiana	Residence Inn	73%	70%	58%	n/a	n/a
Alexandria, Louisiana	Courtyard	79%	79%	64%	n/a	n/a
Baton Rouge, Louisiana	SpringHill Suites	69%	60%	45%	32%	n/a
Lafayette, Louisiana	Hilton Garden Inn	61%	61%	62%	n/a	n/a
Lafayette, Louisiana	SpringHill Suites	66%	44%	n/a	n/a	n/a
West Monroe, Louisiana	Hilton Garden Inn	70%	78%	72%	n/a	n/a
Andover, Massachusetts	SpringHill Suites	61%	57%	42%	n/a	n/a
Silver Spring, Maryland	Hilton Garden Inn	73%	70%	59%	n/a	n/a
Novi, Michigan	Hilton Garden Inn	69%	69%	55%	n/a	n/a
Rochester, Minnesota	Hampton Inn & Suites	62%	55%	47%	28%	n/a
Kansas City, Missouri	Hampton Inn	77%	73%	72%	n/a	n/a
St. Louis, Missouri	Hampton Inn	75%	74%	66%	n/a	n/a
St. Louis, Missouri	Hampton Inn & Suites	80%	80%	80%	n/a	n/a
Hattiesburg, Mississippi	Residence Inn	81%	74%	81%	75%	20%
Charlotte, North Carolina	Homewood Suites	68%	63%	53%	52%	55%
Durham, North Carolina	Homewood Suites	79%	76%	71%	59%	46%
Fayetteville, North Carolina	Home2 Suites	84%	81%	n/a	n/a	n/a
Holly Springs, North Carolina	Hampton Inn	41%	27%	9%	n/a	n/a

		Avg. Daily Occupancy Rates (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Jacksonville, North Carolina	TownePlace Suites	80%	90%	88%	n/a	n/a
Mt. Laurel, New Jersey	Homewood Suites	75%	78%	n/a	n/a	n/a
West Orange, New Jersey	Courtyard	72%	71%	n/a	n/a	n/a
Twinsburg, Ohio	Hilton Garden Inn	71%	67%	64%	62%	65%
Oklahoma City, Oklahoma	Hampton Inn & Suites	83%	78%	77%	n/a	n/a
Collegeville, Pennsylvania	Courtyard	72%	69%	66%	n/a	n/a
Malvern, Pennsylvania	Courtyard	64%	63%	47%	n/a	n/a
Pittsburgh, Pennsylvania	Hampton Inn	75%	79%	77%	73%	n/a
Jackson, Tennessee	Courtyard	73%	74%	75%	67%	36%
Jackson, Tennessee	Hampton Inn & Suites	78%	79%	82%	80%	n/a
Johnson City, Tennessee	Courtyard	68%	68%	64%	49%	n/a
Nashville, Tennessee	Hilton Garden Inn	86%	81%	79%	n/a	n/a
Nashville, Tennessee	Home2 Suites	82%	n/a	n/a	n/a	n/a
Allen, Texas	Hampton Inn & Suites	69%	65%	57%	60%	61%
Allen, Texas	Hilton Garden Inn	65%	62%	55%	53%	50%
Arlington, Texas	Hampton Inn & Suites	67%	67%	49%	n/a	n/a
Austin, Texas	Courtyard	61%	59%	43%	n/a	n/a
Austin, Texas	Fairfield Inn & Suites	65%	61%	52%	n/a	n/a
Austin, Texas	Hampton Inn	77%	76%	72%	70%	n/a
Austin, Texas	Hilton Garden Inn	64%	61%	49%	n/a	n/a
Austin, Texas	Homewood Suites	84%	86%	76%	72%	n/a
Beaumont, Texas	Residence Inn	67%	58%	63%	76%	92%
Dallas, Texas	Hilton	68%	71%	n/a	n/a	n/a
Duncanville, Texas	Hilton Garden Inn	67%	65%	57%	58%	50%
El Paso, Texas	Hilton Garden Inn	67%	9%	n/a	n/a	n/a
Frisco, Texas	Hilton Garden Inn	69%	72%	68%	45%	n/a
Ft. Worth, Texas	TownePlace Suites	61%	57%	32%	n/a	n/a
Grapevine, Texas	Hilton Garden Inn	77%	76%	72%	n/a	n/a
Houston, Texas	Marriott	65%	56%	44%	n/a	n/a
Irving, Texas	Homewood Suites	71%	70%	23%	n/a	n/a
Lewisville, Texas	Hilton Garden Inn	70%	70%	63%	61%	53%
Round Rock, Texas	Hampton Inn	74%	66%	75%	74%	n/a
Texarkana, Texas	Hampton Inn & Suites	80%	78%	n/a	n/a	n/a
Salt Lake City, Utah	SpringHill Suites	72%	78%	61%	n/a	n/a
Alexandria, Virginia	SpringHill Suites	69%	59%	n/a	n/a	n/a
Bristol, Virginia	Courtyard	68%	68%	64%	61%	46%
Manassas, Virginia	Residence Inn	80%	75%	n/a	n/a	n/a

(a) Data is presented for the last five years (or since the hotel was acquired). See the table “General Information” above for the date each hotel was acquired.

PART B

		Revenue per Available Room/Suite (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Anchorage, Alaska	Embassy Suites	$151	$141	$135	n/a	n/a
Dothan, Alabama	Hilton Garden Inn	$68	$70	$66	$47	n/a
Troy, Alabama	Courtyard	$51	$50	$41	$30	n/a
Rogers, Arkansas	Hampton Inn	$64	$58	$56	n/a	n/a
Rogers, Arkansas	Homewood Suites	$63	$57	$53	n/a	n/a
Chandler, Arizona	Courtyard	$67	$63	$52	n/a	n/a
Chandler, Arizona	Fairfield Inn & Suites	$61	$57	$51	n/a	n/a
Phoenix, Arizona	Courtyard	$54	$50	$45	n/a	n/a
Phoenix, Arizona	Residence Inn	$71	$65	$57	n/a	n/a
Tucson, Arizona	Hilton Garden Inn	$70	$73	$74	$73	$65
Tucson, Arizona	TownePlace Suites	$55	$29	n/a	n/a	n/a
Clovis, California	Hampton Inn & Suites	$76	$65	$56	$35	n/a
Clovis, California	Homewood Suites	$82	$75	$55	n/a	n/a

		Revenue per Available Room/Suite (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
San Bernardino, California	Residence Inn	$93	$91	n/a	n/a	n/a
Santa Ana, California	Courtyard	$89	$60	n/a	n/a	n/a
Santa Clarita, California	Courtyard	$77	$70	$62	$68	$64
Santa Clarita, California	Fairfield Inn	$74	$71	$66	$68	$72
Santa Clarita, California	Hampton Inn	$75	$69	$61	$60	$54
Santa Clarita, California	Residence Inn	$107	$98	$89	$89	$103
Pueblo, Colorado	Hampton Inn & Suites	$59	$57	$50	$54	$44
Ft. Lauderdale, Florida	Hampton Inn	$95	$90	$88	$85	n/a
Miami, Florida	Hampton Inn & Suites	$103	$90	$73	n/a	n/a
Orlando, Florida	Fairfield Inn & Suites	$75	$70	$59	$37	n/a
Orlando, Florida	SpringHill Suites	$82	$79	$68	$48	n/a
Panama City, Florida	TownePlace Suites	$59	$54	$49	n/a	n/a
Panama City Beach, Florida	Hampton Inn & Suites	$76	$69	$64	$42	n/a
Tampa, Florida	Embassy Suites	$79	$75	$61	n/a	n/a
Albany, Georgia	Fairfield Inn & Suites	$70	$68	$58	n/a	n/a
Boise, Idaho	Hampton Inn & Suites	$89	$81	$80	n/a	n/a
Mettawa, Illinois	Hilton Garden Inn	$89	$79	$62	n/a	n/a
Mettawa, Illinois	Residence Inn	$96	$83	$70	n/a	n/a
Schaumburg, Illinois	Hilton Garden Inn	$74	$67	$50	n/a	n/a
Warrenville, Illinois	Hilton Garden Inn	$82	$80	$59	n/a	n/a
Indianapolis, Indiana	SpringHill Suites	$66	$58	$43	n/a	n/a
Mishawaka, Indiana	Residence Inn	$75	$70	$51	n/a	n/a
Alexandria, Louisiana	Courtyard	$97	$90	$64	n/a	n/a
Baton Rouge, Louisiana	SpringHill Suites	$57	$49	$36	$27	n/a
Lafayette, Louisiana	Hilton Garden Inn	$66	$69	$67	n/a	n/a
Lafayette, Louisiana	SpringHill Suites	$68	$44	n/a	n/a	n/a
West Monroe, Louisiana	Hilton Garden Inn	$78	$84	$77	n/a	n/a
Andover, Massachusetts	SpringHill Suites	$56	$49	$34	n/a	n/a
Silver Spring, Maryland	Hilton Garden Inn	$97	$89	$71	n/a	n/a
Novi, Michigan	Hilton Garden Inn	$73	$65	$47	n/a	n/a
Rochester, Minnesota	Hampton Inn & Suites	$57	$51	$38	$23	n/a
Kansas City, Missouri	Hampton Inn	$78	$71	$69	n/a	n/a
St. Louis, Missouri	Hampton Inn	$83	$82	$69	n/a	n/a
St. Louis, Missouri	Hampton Inn & Suites	$98	$95	$92	n/a	n/a
Hattiesburg, Mississippi	Residence Inn	$88	$78	$79	$71	$17
Charlotte, North Carolina	Homewood Suites	$70	$59	$47	$46	$53
Durham, North Carolina	Homewood Suites	$75	$73	$69	$65	$53
Fayetteville, North Carolina	Home2 Suites	$87	$83	n/a	n/a	n/a
Holly Springs, North Carolina	Hampton Inn	$35	$25	$7	n/a	n/a
Jacksonville, North Carolina	TownePlace Suites	$82	$95	$88	n/a	n/a
Mt. Laurel, New Jersey	Homewood Suites	$79	$80	n/a	n/a	n/a
West Orange, New Jersey	Courtyard	$102	$98	n/a	n/a	n/a
Twinsburg, Ohio	Hilton Garden Inn	$77	$71	$66	$63	$66
Oklahoma City, Oklahoma	Hampton Inn & Suites	$118	$104	$98	n/a	n/a
Collegeville, Pennsylvania	Courtyard	$101	$92	$72	n/a	n/a
Malvern, Pennsylvania	Courtyard	$94	$87	$58	n/a	n/a
Pittsburgh, Pennsylvania	Hampton Inn	$96	$103	$96	$94	n/a
Jackson, Tennessee	Courtyard	$76	$80	$80	$71	$35
Jackson, Tennessee	Hampton Inn & Suites	$94	$95	$97	$95	n/a
Johnson City, Tennessee	Courtyard	$75	$73	$64	$42	n/a
Nashville, Tennessee	Hilton Garden Inn	$118	$105	$102	n/a	n/a
Nashville, Tennessee	Home2 Suites	$96	n/a	n/a	n/a	n/a
Allen, Texas	Hampton Inn & Suites	$65	$59	$53	$63	$65
Allen, Texas	Hilton Garden Inn	$61	$59	$53	$58	$56
Arlington, Texas	Hampton Inn & Suites	$72	$71	$53	n/a	n/a
Austin, Texas	Courtyard	$66	$60	$39	n/a	n/a
Austin, Texas	Fairfield Inn & Suites	$61	$53	$37	n/a	n/a
Austin, Texas	Hampton Inn	$89	$81	$76	$71	n/a
Austin, Texas	Hilton Garden Inn	$73	$68	$51	n/a	n/a
Austin, Texas	Homewood Suites	$106	$99	$87	$85	n/a

		Revenue per Available Room/Suite (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Beaumont, Texas	Residence Inn	$61	$52	$59	$91	$146
Dallas, Texas	Hilton	$97	$99	n/a	n/a	n/a
Duncanville, Texas	Hilton Garden Inn	$66	$64	$56	$59	$54
El Paso, Texas	Hilton Garden Inn	$73	$9	n/a	n/a	n/a
Frisco, Texas	Hilton Garden Inn	$82	$80	$70	$47	n/a
Ft. Worth, Texas	TownePlace Suites	$64	$60	$33	n/a	n/a
Grapevine, Texas	Hilton Garden Inn	$109	$105	$94	n/a	n/a
Houston, Texas	Marriott	$89	$72	$52	n/a	n/a
Irving, Texas	Homewood Suites	$84	$83	$21	n/a	n/a
Lewisville, Texas	Hilton Garden Inn	$73	$73	$65	$65	$60
Round Rock, Texas	Hampton Inn	$81	$67	$73	$74	n/a
Texarkana, Texas	Hampton Inn & Suites	$88	$89	n/a	n/a	n/a
Salt Lake City, Utah	SpringHill Suites	$72	$65	$47	n/a	n/a
Alexandria, Virginia	SpringHill Suites	$87	$71	n/a	n/a	n/a
Bristol, Virginia	Courtyard	$76	$74	$67	$65	$45
Manassas, Virginia	Residence Inn	$85	$80	n/a	n/a	n/a

(a) Data is presented for the last five years (or since the hotel was acquired). See the table “General Information” above for the date each hotel was acquired.

PART C

		Average Daily Rate (Price) per Room/Suite (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Anchorage, Alaska	Embassy Suites	$177	$168	$173	n/a	n/a
Dothan, Alabama	Hilton Garden Inn	$112	$109	$103	$104	n/a
Troy, Alabama	Courtyard	$100	$91	$84	$84	n/a
Rogers, Arkansas	Hampton Inn	$100	$94	$96	n/a	n/a
Rogers, Arkansas	Homewood Suites	$98	$89	$88	n/a	n/a
Chandler, Arizona	Courtyard	$104	$88	$86	n/a	n/a
Chandler, Arizona	Fairfield Inn & Suites	$94	$85	$77	n/a	n/a
Phoenix, Arizona	Courtyard	$94	$90	$86	n/a	n/a
Phoenix, Arizona	Residence Inn	$79	$74	$68	n/a	n/a
Tucson, Arizona	Hilton Garden Inn	$103	$104	$106	$107	$107
Tucson, Arizona	TownePlace Suites	$84	$73	n/a	n/a	n/a
Clovis, California	Hampton Inn & Suites	$104	$101	$99	$98	n/a
Clovis, California	Homewood Suites	$105	$106	$97	n/a	n/a
San Bernardino, California	Residence Inn	$113	$117	n/a	n/a	n/a
Santa Ana, California	Courtyard	$116	$121	n/a	n/a	n/a
Santa Clarita, California	Courtyard	$102	$99	$99	$104	$114
Santa Clarita, California	Fairfield Inn	$90	$89	$89	$87	$91
Santa Clarita, California	Hampton Inn	$99	$98	$95	$95	$89
Santa Clarita, California	Residence Inn	$125	$117	$114	$117	$124
Pueblo, Colorado	Hampton Inn & Suites	$85	$86	$88	$89	$93
Ft. Lauderdale, Florida	Hampton Inn	$117	$113	$113	$116	n/a
Miami, Florida	Hampton Inn & Suites	$118	$110	$100	n/a	n/a
Orlando, Florida	Fairfield Inn & Suites	$87	$84	$76	$66	n/a
Orlando, Florida	SpringHill Suites	$92	$94	$87	$74	n/a
Panama City, Florida	TownePlace Suites	$94	$89	$87	n/a	n/a
Panama City Beach, Florida	Hampton Inn & Suites	$109	$106	$103	$95	n/a
Tampa, Florida	Embassy Suites	$112	$107	$97	n/a	n/a
Albany, Georgia	Fairfield Inn & Suites	$97	$92	$85	n/a	n/a
Boise, Idaho	Hampton Inn & Suites	$115	$110	$105	n/a	n/a
Mettawa, Illinois	Hilton Garden Inn	$123	$114	$105	n/a	n/a
Mettawa, Illinois	Residence Inn	$122	$109	$99	n/a	n/a
Schaumburg, Illinois	Hilton Garden Inn	$101	$96	$90	n/a	n/a
Warrenville, Illinois	Hilton Garden Inn	$117	$110	$101	n/a	n/a
Indianapolis, Indiana	SpringHill Suites	$93	$83	$76	n/a	n/a
Mishawaka, Indiana	Residence Inn	$103	$100	$88	n/a	n/a
Alexandria, Louisiana	Courtyard	$122	$113	$100	n/a	n/a
Baton Rouge, Louisiana	SpringHill Suites	$83	$82	$81	$84	n/a

		Average Daily Rate (Price) per Room/Suite (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Lafayette, Louisiana	Hilton Garden Inn	$109	$113	$107	n/a	n/a
Lafayette, Louisiana	SpringHill Suites	$103	$99	n/a	n/a	n/a
West Monroe, Louisiana	Hilton Garden Inn	$111	$108	$107	n/a	n/a
Andover, Massachusetts	SpringHill Suites	$92	$87	$81	n/a	n/a
Silver Spring, Maryland	Hilton Garden Inn	$132	$128	$121	n/a	n/a
Novi, Michigan	Hilton Garden Inn	$106	$94	$85	n/a	n/a
Rochester, Minnesota	Hampton Inn & Suites	$91	$92	$81	$83	n/a
Kansas City, Missouri	Hampton Inn	$102	$98	$95	n/a	n/a
St. Louis, Missouri	Hampton Inn	$111	$111	$104	n/a	n/a
St. Louis, Missouri	Hampton Inn & Suites	$122	$118	$114	n/a	n/a
Hattiesburg, Mississippi	Residence Inn	$109	$105	$97	$95	$83
Charlotte, North Carolina	Homewood Suites	$102	$94	$89	$89	$96
Durham, North Carolina	Homewood Suites	$95	$96	$97	$110	$114
Fayetteville, North Carolina	Home2 Suites	$103	$102	n/a	n/a	n/a
Holly Springs, North Carolina	Hampton Inn	$84	$92	$81	n/a	n/a
Jacksonville, North Carolina	TownePlace Suites	$102	$105	$100	n/a	n/a
Mt. Laurel, New Jersey	Homewood Suites	$105	$102	n/a	n/a	n/a
West Orange, New Jersey	Courtyard	$142	$137	n/a	n/a	n/a
Twinsburg, Ohio	Hilton Garden Inn	$107	$106	$104	$103	$102
Oklahoma City, Oklahoma	Hampton Inn & Suites	$143	$133	$128	n/a	n/a
Collegeville, Pennsylvania	Courtyard	$141	$134	$110	n/a	n/a
Malvern, Pennsylvania	Courtyard	$147	$139	$124	n/a	n/a
Pittsburgh, Pennsylvania	Hampton Inn	$129	$132	$125	$129	n/a
Jackson, Tennessee	Courtyard	$105	$108	$107	$106	$97
Jackson, Tennessee	Hampton Inn & Suites	$120	$120	$119	$120	n/a
Johnson City, Tennessee	Courtyard	$110	$108	$100	$86	n/a
Nashville, Tennessee	Hilton Garden Inn	$136	$130	$128	n/a	n/a
Nashville, Tennessee	Home2 Suites	$116	n/a	n/a	n/a	n/a
Allen, Texas	Hampton Inn & Suites	$94	$92	$93	$104	$108
Allen, Texas	Hilton Garden Inn	$94	$96	$97	$108	$112
Arlington, Texas	Hampton Inn & Suites	$107	$106	$110	n/a	n/a
Austin, Texas	Courtyard	$108	$101	$92	n/a	n/a
Austin, Texas	Fairfield Inn & Suites	$93	$87	$72	n/a	n/a
Austin, Texas	Hampton Inn	$117	$106	$106	$103	n/a
Austin, Texas	Hilton Garden Inn	$115	$110	$104	n/a	n/a
Austin, Texas	Homewood Suites	$126	$115	$114	$118	n/a
Beaumont, Texas	Residence Inn	$90	$90	$93	$120	$158
Dallas, Texas	Hilton	$143	$141	n/a	n/a	n/a
Duncanville, Texas	Hilton Garden Inn	$99	$99	$99	$102	$108
El Paso, Texas	Hilton Garden Inn	$108	$96	n/a	n/a	n/a
Frisco, Texas	Hilton Garden Inn	$118	$111	$102	$104	n/a
Ft. Worth, Texas	TownePlace Suites	$105	$106	$104	n/a	n/a
Grapevine, Texas	Hilton Garden Inn	$141	$138	$130	n/a	n/a
Houston, Texas	Marriott	$136	$130	$118	n/a	n/a
Irving, Texas	Homewood Suites	$119	$118	$91	n/a	n/a
Lewisville, Texas	Hilton Garden Inn	$104	$105	$104	$107	$113
Round Rock, Texas	Hampton Inn	$108	$101	$99	$101	n/a
Texarkana, Texas	Hampton Inn & Suites	$110	$114	n/a	n/a	n/a
Salt Lake City, Utah	SpringHill Suites	$99	$84	$77	n/a	n/a
Alexandria, Virginia	SpringHill Suites	$126	$120	n/a	n/a	n/a
Bristol, Virginia	Courtyard	$112	$109	$105	$106	$98
Manassas, Virginia	Residence Inn	$106	$107	n/a	n/a	n/a

(a) Data is presented for the last five years (or since the hotel was acquired). See the table “General Information” above for the date each hotel was acquired.

Tax and Related Information

Hotel Location	Franchise	Tax Year	Real Property Tax Rate (a)	Real Property Tax
Anchorage, Alaska	Embassy Suites	2013	1.6%	$455,787
Dothan, Alabama	Hilton Garden Inn	2012	3.5%	38,739
Troy, Alabama	Courtyard	2012	3.5%	29,003
Rogers, Arkansas	Hampton Inn	2012	5.3%	81,687
Rogers, Arkansas	Homewood Suites	2012	5.3%	66,991
Chandler, Arizona	Courtyard	2012	2.2%	136,237
Chandler, Arizona	Fairfield Inn & Suites	2012	2.2%	136,237
Phoenix, Arizona	Courtyard	2012	2.4%	185,953
Phoenix, Arizona	Residence Inn	2012	2.4%	185,953
Tucson, Arizona	Hilton Garden Inn	2012	3.1%	238,713
Tucson, Arizona	TownePlace Suites	2012	3.1%	108,510
Clovis, California	Hampton Inn & Suites	2012	1.2%	64,426
Clovis, California	Homewood Suites	2012	1.2%	80,624
San Bernardino, California	Residence Inn	2012	1.3%	104,577
Santa Ana, California	Courtyard	2012	1.1%	265,832
Santa Clarita, California	Courtyard	2012	1.3%	237,343
Santa Clarita, California	Fairfield Inn	2012	1.4%	116,948
Santa Clarita, California	Hampton Inn	2012	1.4%	204,199
Santa Clarita, California	Residence Inn	2012	1.4%	159,525
Pueblo, Colorado	Hampton Inn & Suites	2012	2.6%	65,442
Ft. Lauderdale, Florida	Hampton Inn	2012	2.0%	204,676
Miami, Florida	Hampton Inn & Suites	2012	1.8%	148,232
Orlando, Florida	Fairfield Inn & Suites	2012	1.8%	190,921
Orlando, Florida	SpringHill Suites	2012	1.8%	206,831
Panama City, Florida	TownePlace Suites	2012	1.5%	59,576
Panama City Beach, Florida	Hampton Inn & Suites	2012	1.2%	48,891
Tampa, Florida	Embassy Suites	2012	2.0%	184,931
Albany, Georgia	Fairfield Inn & Suites	2012	4.1%	57,443
Boise, Idaho	Hampton Inn & Suites	2012	2.0%	222,055
Mettawa, Illinois	Hilton Garden Inn	2012	8.0%	470,222
Mettawa, Illinois	Residence Inn	2012	7.9%	395,537
Schaumburg, Illinois	Hilton Garden Inn	2012	9.4%	458,864
Warrenville, Illinois	Hilton Garden Inn	2012	7.8%	187,116
Indianapolis, Indiana	SpringHill Suites	2012	2.2%	202,007
Mishawaka, Indiana	Residence Inn	2012	3.7%	340,190
Alexandria, Louisiana	Courtyard	2012	12.0%	103,662
Baton Rouge, Louisiana	SpringHill Suites	2012	11.6%	92,166
Lafayette, Louisiana	Hilton Garden Inn	2012	10.2%	65,778
Lafayette, Louisiana	SpringHill Suites	2012	10.2%	12,244
West Monroe, Louisiana	Hilton Garden Inn	2012	7.7%	82,704
Andover, Massachusetts	SpringHill Suites	2012	2.4%	101,269
Silver Spring, Maryland	Hilton Garden Inn	2013	1.2%	142,114
Novi, Michigan	Hilton Garden Inn	2012	5.3%	185,787
Rochester, Minnesota	Hampton Inn & Suites	2013	3.8%	225,060
Kansas City, Missouri	Hampton Inn	2012	10.5%	158,967
St. Louis, Missouri	Hampton Inn	2012	11.0%	114,107
St. Louis, Missouri	Hampton Inn & Suites	2012	9.2%	338,385
Hattiesburg, Mississippi	Residence Inn	2012	2.5%	113,902
Charlotte, North Carolina	Homewood Suites	2012	1.3%	93,655
Durham, North Carolina	Homewood Suites	2013	1.3%	145,732
Fayetteville, North Carolina	Home2 Suites	2013	1.2%	86,269
Holly Springs, North Carolina	Hampton Inn	2013	1.0%	78,187
Jacksonville, North Carolina	TownePlace Suites	2012	1.2%	41,147
Mt. Laurel, New Jersey	Homewood Suites	2013	4.5%	254,131
West Orange, New Jersey	Courtyard	2013	3.5%	459,621
Twinsburg, Ohio	Hilton Garden Inn	2013	6.8%	209,456
Oklahoma City, Oklahoma	Hampton Inn & Suites	2012	12.9%	167,969
Collegeville, Pennsylvania	Courtyard	2013	2.8%	191,684
Malvern, Pennsylvania	Courtyard	2013	2.4%	132,332

Hotel Location	Franchise	Tax Year	Real Property Tax Rate (a)	Real Property Tax
Pittsburgh, Pennsylvania	Hampton Inn	2013	2.5%	$263,366
Jackson, Tennessee	Courtyard	2012	4.1%	132,346
Jackson, Tennessee	Hampton Inn & Suites	2012	4.1%	113,693
Johnson City, Tennessee	Courtyard	2012	3.5%	63,724
Nashville, Tennessee	Hilton Garden Inn	2012	4.7%	411,642
Nashville, Tennessee	Home2 Suites	2012	3.1%	87,699
Allen, Texas	Hampton Inn & Suites	2012	2.5%	124,867
Allen, Texas	Hilton Garden Inn	2012	2.5%	183,478
Arlington, Texas	Hampton Inn & Suites	2012	2.6%	121,908
Austin, Texas	Courtyard	2012	2.7%	215,181
Austin, Texas	Fairfield Inn & Suites	2012	2.7%	193,368
Austin, Texas	Hampton Inn	2012	2.4%	225,855
Austin, Texas	Hilton Garden Inn	2012	2.7%	195,807
Austin, Texas	Homewood Suites	2012	2.4%	214,946
Beaumont, Texas	Residence Inn	2012	2.6%	177,361
Dallas, Texas	Hilton	2012	2.6%	525,221
Duncanville, Texas	Hilton Garden Inn	2012	2.0%	151,348
El Paso, Texas	Hilton Garden Inn	2012	2.7%	415,170
Frisco, Texas	Hilton Garden Inn	2012	2.2%	157,375
Ft. Worth, Texas	TownePlace Suites	2012	2.9%	220,340
Grapevine, Texas	Hilton Garden Inn	2012	2.3%	214,169
Houston, Texas	Marriott	2012	2.8%	539,314
Irving, Texas	Homewood Suites	2012	2.7%	149,973
Lewisville, Texas	Hilton Garden Inn	2012	2.1%	249,978
Round Rock, Texas	Hampton Inn	2012	2.4%	135,790
Texarkana, Texas	Hampton Inn & Suites	2012	2.5%	133,052
Salt Lake City, Utah	SpringHill Suites	2012	1.6%	144,490
Alexandria, Virginia	SpringHill Suites	2013	1.0%	216,436
Bristol, Virginia	Courtyard	2013	1.0%	64,377
Manassas, Virginia	Residence Inn	2013	1.3%	154,427

(a)Property tax rate is an aggregate figure for county, city and other local taxing authorities (to the extent applicable).

DESCRIPTION OF POLICIES OF APPLE NINE

The following is a description of Apple Nine’s current policies with respect to investments and certain other activities. These policies have been established by the management of Apple Nine. These policies may be amended or waived from time to time at the discretion of the Apple Nine board without a vote of the Apple Nine shareholders. No assurance can be given that Apple Nine’s investment objectives will be attained. Since it entered into the Merger Agreement, Apple Nine’s ability to pursue and implement certain of the objectives and policies described below have been constrained by the restrictions contained in the covenants of the Merger Agreement. See “The Merger Agreement—Conduct of Business by Apple Nine and Acquisition Subs Pending the Mergers” beginning on page 119.

Investments in Real Estate or Interests in Real Estate

Apple Nine’s primary business objective is to maximize shareholder value by achieving long-term growth in cash distributions to its shareholders. During its acquisition phase, Apple Nine pursued this objective by acquiring hotels and other income-producing real estate in metropolitan areas throughout the United States for long-term ownership. Apple Nine generally acquired fee ownership of its properties. Apple Nine’s policy was to acquire assets where it believed opportunity existed for acceptable investment returns. Apple Nine pursued these objectives primarily through the direct ownership of hotels in metropolitan areas throughout the United States.

Apple Nine completed its acquisition phase in 2012. Its current investment policy/strategy is to enhance shareholder value by increasing funds from operations and cash available for distributions through internal growth and selective hotel renovation. This strategy includes utilizing Apple Nine’s asset management expertise to improve the quality of Apple Nine’s hotels by aggressively managing room rates, partnering with industry leaders in hotel management and franchising the hotels with leading brands, thereby improving the performance of an individual hotel in its local market. When cost effective, Apple Nine renovates its properties to increase its ability to compete in particular markets. Apple Nine believes its planned renovations and strong asset management of its portfolio will continue to increase each hotel’s performance in its individual market, although there can be no assurance of such results.

Although Apple Nine has not yet done so, it also may participate with other entities in property ownership, through joint ventures or other types of common ownership. Apple Nine will only enter into joint ventures to the extent that such ventures are consistent with its goal of acquiring hotels and other income-producing real estate, which Apple Nine believes will provide acceptable investment returns. Equity investments may be subject to existing mortgage financing and other indebtedness which have priority over Apple Nine’s equity interests. Apple Nine has not invested in the securities of other issuers for the purpose of exercising control.

Borrowing Policies

Apple Nine purchased its properties using cash from the proceeds of its best-efforts offering completed in December 2010 and assumed mortgage debt. When advisable, Apple Nine has incurred and may incur medium or long-term debt secured by its properties. Alternatively, Apple Nine might find it necessary to borrow to permit the payment of operating deficits, fund capital expenditures or other corporate needs, including distributions. Furthermore, properties may be financed or refinanced if Apple Nine deems it in the best interests of the Apple Nine shareholders because, for example, indebtedness can be incurred on favorable terms and the incurring of indebtedness is expected to improve the shareholders’ return on invested capital.

Loans obtained by Apple Nine may be evidenced by promissory notes secured by mortgages on its properties. As a general policy, Apple Nine seeks to obtain mortgages securing indebtedness which encumber only the particular property to which the indebtedness relates, but recourse on these loans may include all of Apple Nine’s assets. If recourse on any loan incurred by Apple Nine to acquire or refinance any particular property includes all of its assets, the equity in other properties could be reduced or eliminated through foreclosure on that loan. As of September 30, 2013, 16 of Apple Nine’s properties have mortgages that are secured by the hotels.

The Apple Nine bylaws prohibit Apple Nine from incurring debt if the debt would result in aggregate debt exceeding 100% of “Net Assets,” defined generally to mean assets at cost, before subtracting liabilities, unless the excess borrowing is approved by a majority of the directors and disclosed to the shareholders as required by the bylaws. The bylaws also prohibit Apple Nine from allowing aggregate borrowings to exceed 50% of its “Adjusted Net Asset Value,” defined generally to mean assets at fair market value, before subtracting liabilities, subject to the same exception described in the previous sentence. In addition, the bylaws provide that the aggregate borrowings must be reasonable in relation to Apple Nine’s Net Assets and must be reviewed quarterly by its directors. Subject to the limitations on the permitted maximum amount of debt, there is no limitation on the number of mortgages or deeds of trust which may be placed against any particular property.

Assuming its directors approve, Apple Nine may borrow in excess of the debt limitations described in the previous paragraph in order to acquire a portfolio of properties.

Sale Policies

Apple Nine is under no obligation to sell its properties. However, a sale of one or more properties may occur at any time if Apple Nine Advisors deems it advisable based upon current economic considerations, and the Apple Nine board concurs with the decision. In deciding whether to sell a property, Apple Nine will also take into consideration factors such as: the amount of appreciation in value, if any, to be realized; federal, state and local tax consequences; the possible risks of continued ownership; and the anticipated advantages to be gained for the shareholders from selling a property versus continuing to hold property.

Underwriting Policy

Apple Nine does not intend to underwrite securities of other issues, including securities of Apple Ten.

Restrictions on Activities

The Apple Nine bylaws place certain restrictions on the type of real estate and other activities Apple Nine conducts. Specifically, Apple Nine’s bylaws state that it will not:

•	invest more than 10% of its total assets in unimproved real property or mortgage loans on unimproved real property;

•	invest in commodities or commodity future contracts or effect short sales of commodities or securities, except when done solely for hedging purposes;

•	invest in or make mortgage loans on property unless Apple Nine obtains a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title;

•	invest in contracts for the sale of real estate unless they are recordable in the chain of title;

•
make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property (at the time Apple Nine makes or invests in its mortgage loan), including Apple Nine’s loans, would exceed 85% of the appraised value of the property;

•
make or invest in junior mortgage loans, provided that this and the limitation described in the preceding bullet will not apply to Apple Nine taking back secured debt in connection with the sale of any property;

•
issue debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service the higher level of debt unless Apple Nine’s cash flow (for the last fiscal year) excluding extraordinary, nonrecurring items, is sufficient to cover the debt service on all debt securities to be outstanding;

•	invest more than 20% of our total assets in the equity securities of any non-governmental issuer, including other REITs or limited partnerships for a period in excess of 18 months;

•	issue equity securities on a deferred payment basis or other similar arrangement;

•
incur any indebtedness, secured or unsecured, which would result in an aggregate amount of indebtedness in excess of 100% of Net Assets, unless any excess borrowing over such 100% level is approved by a majority of the independent directors and disclosed to shareholders in Apple Nine’s next quarterly report, along with justification for such excess;

•
allow Apple Nine’s aggregate borrowings to exceed 50% of its Adjusted Net Asset Value (before subtracting any liabilities), unless any excess borrowing over the 50% level is approved by a majority of the independent directors and disclosed to the shareholders in Apple Nine’s next quarterly report, along with justification for the excess;

•	invest in single-family residential homes, condominiums, secondary homes, nursing homes or mobile home parks;

•	engage in any short sale, underwrite or distribute, as an agent, securities issued by others, or engage in trading, as compared with investment activities; and

•	acquire securities in any company holding investments engaging in activities prohibited by the Internal Revenue Code or Virginia law.

Changes in Objectives and Policies

As previously noted, the objectives and policies may be amended or waived at the discretion of the Apple Nine board without a vote of the Apple Nine shareholders.  Apple Nine has no present intention to modify any of these objectives and policies, and it is anticipated that any modification would occur only if business and economic factors affecting Apple Nine make its stated objectives and policies unworkable or imprudent.

DESCRIPTION OF REAL ESTATE AND OPERATING DATA OF APPLE EIGHT

The map below shows the states in which Apple Eight’s hotels are located, and the following charts summarize Apple Eight’s room and franchise information.

States in which Apple Eight’s Hotels are Located

Number of Guest Rooms by State:

Type and Number of Hotel Franchises:

SUMMARY OF CONTRACTS FOR PROPERTIES OF APPLE EIGHT

Ownership, Leasing and Management Summary

Each of Apple Eight’s hotels has been leased to one of its indirect wholly owned subsidiaries, as the lessee, under a separate hotel lease agreement.

Each hotel is managed under a separate management and franchise agreement between the applicable lessee and the manager or franchisor.

Apple Eight has no material relationship or affiliation with the managers, except for the relationship resulting from its management agreements for the hotels it owns and any related documents.  The hotel lease agreements and the management agreements are among the contracts described in another section below.

The table below specifies the franchise, hotel owner, lessee and manager for Apple Eight’s hotels:

Hotel Location	Franchise (a)	Hotel Owner/Lessor	Lessee	Manager
Birmingham, Alabama	Homewood Suites	Apple Eight SPE Birmingham, Inc.	Apple Eight Services Birmingham, Inc.	MHH Management, LLC
Rogers, Arkansas	Fairfield Inn	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Raymond Management Company, Inc.
Rogers, Arkansas	Residence Inn	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Raymond Management Company, Inc.
Springdale, Arkansas	Residence Inn	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Intermountain Management, LLC
Burbank, California	Residence Inn	Apple Eight California, Inc.	Apple Eight Hospitality Management, Inc.	Marriott International, Inc.
Cypress, California	Courtyard	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Dimension Development Company
Oceanside, California	Residence Inn	Apple Eight California, Inc.	Apple Eight Hospitality Management, Inc.	Marriott International, Inc.
Sacramento, California	Hilton Garden Inn	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Dimension Development Company
San Jose, California	Homewood Suites	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Dimension Development Company
Tulare, California	Hampton Inn & Suites	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Inn Ventures, Inc.
Jacksonville, Florida	Homewood Suites	Apple Eight SPE Jacksonville, Inc.	Apple Eight Services Jacksonville, Inc.	MHH Management, LLC
Sanford, Florida	SpringHill Suites	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Larry Blumberg & Associates

Hotel Location	Franchise (a)	Hotel Owner/Lessor	Lessee	Manager
Tallahassee, Florida	Hilton Garden Inn	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Larry Blumberg & Associates
Tampa, Florida	TownePlace Suites	Apple Eight Hospitality Ownership, Inc.	Apple Eight Services Tampa, Inc.	MHH Management, LLC
Port Wentworth, Georgia	Hampton Inn	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Newport Hospitality Group, Inc.
Savannah, Georgia	Hilton Garden Inn	Apple Eight SPE Savannah, Inc.	Apple Eight Services Savannah, Inc.	Newport Hospitality Group, Inc.
Overland Park, Kansas	Fairfield Inn & Suites	Apple Eight Hospitality Midwest, LLC	Apple Eight Hospitality Management, Inc.	True North Hotel Group, Inc.
Overland Park, Kansas	Residence Inn	Apple Eight Overland Park, LLC	Apple Eight Services Overland Park, Inc.	True North Hotel Group, Inc.
Overland Park, Kansas	SpringHill Suites	Apple Eight Hospitality Midwest, LLC	Apple Eight Hospitality Management, Inc.	True North Hotel Group, Inc.
Wichita, Kansas	Courtyard	Apple Eight Hospitality Midwest, LLC	Apple Eight Hospitality Management, Inc.	Intermountain Management, LLC
Bowling Green, Kentucky	Hampton Inn	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Newport Hospitality Group, Inc.
Marlborough, Massachusetts	Residence Inn	Apple Eight Hospitality Massachusetts, Inc.	Apple Eight Hospitality Massachusetts Services, Inc.	True North Hotel Group, Inc.
Westford, Massachusetts	Hampton Inn & Suites	Apple Eight Hospitality Massachusetts, Inc.	Apple Eight Hospitality Massachusetts Services, Inc.	True North Hotel Group, Inc.
Westford, Massachusetts	Residence Inn	Apple Eight SPE Westford, Inc.	Apple Eight Services Westford, Inc.	True North Hotel Group, Inc.
Annapolis, Maryland	Hilton Garden Inn	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	White Lodging Services Corporation
Kansas City, Missouri	Residence Inn	Apple Eight SPE Kansas City, Inc.	Apple Eight Services Kansas City, Inc.	True North Hotel Group, Inc.
Carolina Beach, North Carolina	Courtyard	Apple Eight SPE Carolina Beach, L.P.	Apple Eight Hospitality Management, Inc.	Crestline Hotels & Resorts, Inc.
Concord, North Carolina	Hampton Inn	Apple Eight SPE Concord, Inc.	Apple Eight Services Concord, Inc.	Newport Hospitality Group, Inc.
Dunn, North Carolina	Hampton Inn	Apple Eight North Carolina, L.P.	Apple Eight Hospitality Management, Inc.	MHH Management, LLC
Fayetteville, North Carolina	Residence Inn	Apple Eight SPE Fayetteville, Inc.	Apple Eight Services Fayetteville, Inc.	Intermountain Management, LLC
Greensboro, North Carolina	SpringHill Suites	Apple Eight North Carolina, L.P.	Apple Eight Hospitality Management, Inc.	Newport Hospitality Group, Inc.
Matthews, North Carolina	Hampton Inn	Apple Eight North Carolina, L.P.	Apple Eight Hospitality Management, Inc.	Newport Hospitality Group, Inc.
Wilmington, North Carolina	Fairfield Inn & Suites	Apple Eight North Carolina, L.P.	Apple Eight Hospitality Management, Inc.	Crestline Hotels & Resorts, Inc.
Winston-Salem, North Carolina	Courtyard	Apple Eight SPE Winston-Salem, Inc.	Apple Eight Services Winston-Salem, Inc.	MHH Management, LLC
Somerset, New Jersey	Courtyard	Apple Eight SPE Somerset, Inc.	Apple Eight Hospitality Management, Inc.	Newport Hospitality Group, Inc.
New York, New York	Renaissance	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Marriott International, Inc.
Tulsa, Oklahoma	Hampton Inn & Suites	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Western International
Columbia, South Carolina	Hilton Garden Inn	Apple Eight SPE Columbia, Inc.	Apple Eight Services Columbia, Inc.	Newport Hospitality Group, Inc.
Greenville, South Carolina	Residence Inn	Apple Eight SPE Greenville, Inc.	Apple Eight Services Greenville, Inc.	MHH Management, LLC
Hilton Head, South Carolina	Hilton Garden Inn	Apple Eight SPE Hilton Head, Inc.	Apple Eight Services Hilton Head, Inc.	MHH Management, LLC
Chattanooga, Tennessee	Homewood Suites	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Larry Blumberg & Associates
Texarkana, Texas	Courtyard	Apple Eight Hospitality Texas, LLC	Apple Eight Hospitality Texas Services, LLC	Intermountain Management, LLC

Hotel Location	Franchise (a)	Hotel Owner/Lessor	Lessee	Manager
Texarkana, Texas	TownePlace Suites	Apple Eight Hospitality Texas, LLC	Apple Eight Hospitality Texas Services, LLC	Intermountain Management, LLC
Charlottesville, Virginia	Courtyard	Apple Eight SPE Charlottesville, Inc.	Apple Eight Hospitality Management, Inc.	Crestline Hotels & Resorts, Inc.
Chesapeake, Virginia	Marriott Full Service	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Crestline Hotels & Resorts, Inc.
Harrisonburg, Virginia	Courtyard	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Newport Hospitality Group, Inc.
Suffolk, Virginia	Courtyard	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Crestline Hotels & Resorts, Inc.
Suffolk, Virginia	TownePlace Suites	Apple Eight Hospitality Ownership, Inc.	Apple Eight Hospitality Management, Inc.	Crestline Hotels & Resorts, Inc.
Virginia Beach, Virginia	Courtyard	Apple Eight SPE Virginia Beach South, Inc.	Apple Eight Hospitality Management, Inc.	Crestline Hotels & Resorts, Inc.
Virginia Beach, Virginia	Courtyard	Apple Eight SPE Virginia Beach North, Inc.	Apple Eight Hospitality Management, Inc.	Crestline Hotels & Resorts, Inc.
Tukwila, Washington	Homewood Suites	Apple Eight SPE Tukwila, Inc.	Apple Eight Hospitality Management, Inc.	Dimension Development Company

(a) All brand and trade names, logos or trademarks contained, or referred to, in this joint proxy statement/prospectus are the properties of their respective owners.  These references shall not in any way be construed as participation in, or endorsement of, the issuance of the common shares pursuant to the Merger Agreement by any of our franchisors or managers.

Hotel Lease Agreements

Each of Apple Eight’s hotels is covered by a separate hotel lease agreement between the owner (one of its indirect wholly owned subsidiaries) and the applicable lessee (another one of its indirect wholly owned subsidiaries, as specified in the previous section). Each lease provides for an initial term of 5 to 10 years. The applicable lessee has the option to extend its lease term for one or two additional three to five-year periods, if it is not in default at the end of the prior term or at the time the option is exercised.

Each lease provides for annual base rent and percentage rent. The annual base rent is payable in advance in equal monthly installments.  Shown below are the annual base rent and the lease commencement date for the hotels purchased by Apple Eight:

Hotel Location	Franchise	Annual Base Rent	Date of Lease Commencement
Birmingham, Alabama	Homewood Suites	$766,000	May 2008
Rogers, Arkansas	Fairfield Inn	552,000	February 2008
Rogers, Arkansas	Residence Inn	670,000	February 2008
Springdale, Arkansas	Residence Inn	395,000	March 2008
Burbank, California	Residence Inn	4,003,000	May 2008
Cypress, California	Courtyard	1,490,000	April 2008
Oceanside, California	Residence Inn	2,098,000	May 2008
Sacramento, California	Hilton Garden Inn	1,780,000	March 2008
San Jose, California	Homewood Suites	1,539,000	July 2008
Tulare, California	Hampton Inn & Suites	392,000	June 2008
Jacksonville, Florida	Homewood Suites	1,571,000	June 2008
Sanford, Florida	SpringHill Suites	794,000	March 2008
Tallahassee, Florida	Hilton Garden Inn	658,000	January 2008
Tampa, Florida	TownePlace Suites	342,000	June 2008
Port Wentworth, Georgia	Hampton Inn	903,000	January 2008
Savannah, Georgia	Hilton Garden Inn	854,000	July 2008
Overland Park, Kansas	Fairfield Inn & Suites	543,000	August 2008
Overland Park, Kansas	Residence Inn	1,318,000	April 2008
Overland Park, Kansas	SpringHill Suites	467,000	March 2008
Wichita, Kansas	Courtyard	858,000	June 2008
Bowling Green, Kentucky	Hampton Inn	952,000	December 2007
Marlborough, Massachusetts	Residence Inn	1,304,000	January 2008
Westford, Massachusetts	Hampton Inn & Suites	940,000	March 2008
Westford, Massachusetts	Residence Inn	1,104,000	April 2008
Annapolis, Maryland	Hilton Garden Inn	1,092,000	January 2008

Hotel Location	Franchise	Annual Base Rent	Date of Lease Commencement
Kansas City, Missouri	Residence Inn	$1,182,000	April 2008
Carolina Beach, North Carolina	Courtyard	2,009,000	June 2008
Concord, North Carolina	Hampton Inn	496,000	March 2008
Dunn, North Carolina	Hampton Inn	783,000	January 2008
Fayetteville, North Carolina	Residence Inn	873,000	May 2008
Greensboro, North Carolina	SpringHill Suites	617,000	November 2007
Matthews, North Carolina	Hampton Inn	779,000	January 2008
Wilmington, North Carolina	Fairfield Inn & Suites	571,000	December 2008
Winston-Salem, North Carolina	Courtyard	976,000	May 2008
Somerset, New Jersey	Courtyard	1,637,000	November 2007
New York, New York	Renaissance	4,450,000	January 2008
Tulsa, Oklahoma	Hampton Inn & Suites	360,000	December 2007
Columbia, South Carolina	Hilton Garden Inn	1,051,000	September 2008
Greenville, South Carolina	Residence Inn	510,000	May 2008
Hilton Head, South Carolina	Hilton Garden Inn	694,000	May 2008
Chattanooga, Tennessee	Homewood Suites	640,000	December 2007
Texarkana, Texas	Courtyard	819,000	March 2008
Texarkana, Texas	TownePlace Suites	667,000	March 2008
Charlottesville, Virginia	Courtyard	1,894,000	June 2008
Chesapeake, Virginia	Marriott Full Service	848,000	October 2008
Harrisonburg, Virginia	Courtyard	822,000	November 2007
Suffolk, Virginia	Courtyard	314,000	July 2008
Suffolk, Virginia	TownePlace Suites	488,000	July 2008
Virginia Beach, Virginia	Courtyard	2,285,000	June 2008
Virginia Beach, Virginia	Courtyard	2,952,000	June 2008
Tukwila, Washington	Homewood Suites	1,114,000	July 2008

Management Agreements

Each of Apple Eight’s 51 hotels are operated and managed under separate management agreements by affiliates of one of the following companies:  Newport Hospitality Group, Inc., Larry Blumberg & Associates, Western International, Marriot International, Inc., White Lodging Services Corporation, Dimension Development Company, Inn Ventures, Inc., True North Hotel Group, Inc., Intermountain Management, LLC, MHH Management, LLC or Crestline Hotels & Resorts, Inc.  Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services.  Base management fees are calculated as a percentage of gross revenues.  Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to Apple Eight, as defined in the management agreements.  Apple Eight has the option to terminate the management agreements under certain circumstances, including if specified performance thresholds are not satisfied.

Franchise Agreements

In general, for Apple Eight’s hotels franchised by Hilton Worldwide or one of its affiliates, there is a franchise license agreement between the lessee and Hilton Worldwide or an affiliate. The Hilton Worldwide franchise agreements generally provide for an initial term of 10 to 20 years.  Each franchise license agreement provides for the payment of royalty fees and program fees to the franchisor. A percentage of gross room revenues is used to determine these payments.

For the hotels franchised by Marriott International, Inc. or one of its affiliates, there is a relicensing franchise agreement between the applicable lessee and Marriott International, Inc. or an affiliate. The Marriott International, Inc. relicensing franchise agreements provide for an initial term of 10 to 30 years.  The relicensing franchise agreements provide for the payment of royalty fees, marketing fees, reservation fees and communication support fees to the franchisor. A percentage of gross room revenues is used to determine these payments.

FINANCIAL AND OPERATING INFORMATION FOR PROPERTIES OF APPLE EIGHT

Apple Eight’s hotels offer guest rooms and suites, together with related amenities, that are consistent with their operations. The hotels are located in developed areas and in competitive markets. Apple Eight believes its hotels are well-positioned to compete in their markets based on location, amenities, rate structure and franchise affiliation. In the opinion of Apple Eight’s management, each hotel is adequately covered by insurance. The following tables present further information about Apple Eight’s hotels:

General Information

Hotel Location	Franchise	Number of Rooms/ Suites	Gross Cost (a)	Federal Income Tax Basis for Depreciable Real Property Component of Hotel (b)	Date of Construction	Acquisition Date
Birmingham, Alabama	Homewood Suites	95	$17,499,000	$16,323,000	2005	May 2008
Rogers, Arkansas	Fairfield Inn	99	9,479,000	8,599,000	2002	February 2008
Rogers, Arkansas	Residence Inn	88	13,394,000	12,473,000	2003	February 2008
Springdale, Arkansas	Residence Inn	72	7,319,000	6,872,000	2001	March 2008
Burbank, California	Residence Inn	166	51,541,000	47,312,000	2007	May 2008
Cypress, California	Courtyard	180	34,209,000	30,974,000	1988	April 2008
Oceanside, California	Residence Inn	125	29,394,000	26,081,000	2007	May 2008
Sacramento, California	Hilton Garden Inn	154	30,464,000	27,920,000	1999	March 2008
San Jose, California	Homewood Suites	140	24,996,000	18,473,000	1991	July 2008
Tulare, California	Hampton Inn & Suites	86	10,652,000	9,553,000	2008	June 2008
Jacksonville, Florida	Homewood Suites	119	24,669,000	23,123,000	2005	June 2008
Sanford, Florida	SpringHill Suites	105	12,349,000	11,416,000	2000	March 2008
Tallahassee, Florida	Hilton Garden Inn	85	13,887,000	13,887,000	2006	January 2008
Tampa, Florida	TownePlace Suites	95	12,212,000	10,905,000	1999	June 2008
Port Wentworth, Georgia	Hampton Inn	106	11,497,000	10,660,000	1997	January 2008
Savannah, Georgia	Hilton Garden Inn	105	16,084,000	16,084,000	2004	July 2008
Overland Park, Kansas	Fairfield Inn & Suites	110	12,507,000	10,936,000	2008	August 2008
Overland Park, Kansas	Residence Inn	120	16,612,000	15,090,000	2000	April 2008
Overland Park, Kansas	SpringHill Suites	102	10,990,000	10,051,000	1999	March 2008
Wichita, Kansas	Courtyard	90	10,123,000	8,946,000	2000	June 2008
Bowling Green, Kentucky	Hampton Inn	130	19,858,000	18,377,000	1989	December 2007
Marlborough, Massachusetts	Residence Inn	112	21,036,000	18,925,000	2006	January 2008
Westford, Massachusetts	Hampton Inn & Suites	110	15,852,000	14,282,000	2007	March 2008
Westford, Massachusetts	Residence Inn	108	16,392,000	15,486,000	2000	April 2008
Annapolis, Maryland	Hilton Garden Inn	126	25,947,000	23,507,000	2007	January 2008
Kansas City, Missouri	Residence Inn	106	19,490,000	18,312,000	1968	April 2008
Carolina Beach, North Carolina	Courtyard	144	26,932,000	23,688,000	2003	June 2008
Concord, North Carolina	Hampton Inn	101	9,932,000	8,691,000	1996	March 2008
Dunn, North Carolina	Hampton Inn	120	13,502,000	12,957,000	2006	January 2008
Fayetteville, North Carolina	Residence Inn	92	13,535,000	12,866,000	2006	May 2008
Greensboro, North Carolina	SpringHill Suites	82	8,547,000	7,885,000	2004	November 2007
Matthews, North Carolina	Hampton Inn	92	12,013,000	11,377,000	1995	January 2008
Wilmington, North Carolina	Fairfield Inn & Suites	122	15,340,000	13,499,000	2008	December 2008
Winston-Salem, North Carolina	Courtyard	122	15,711,000	14,272,000	1998	May 2008
Somerset, New Jersey	Courtyard	162	16,737,000	16,737,000	2001	November 2007
New York, New York	Renaissance	204	134,090,000	134,090,000	1916	January 2008
Tulsa, Oklahoma	Hampton Inn & Suites	102	10,956,000	10,057,000	2007	December 2007
Columbia, South Carolina	Hilton Garden Inn	143	22,105,000	20,721,000	2006	September 2008
Greenville, South Carolina	Residence Inn	78	9,408,000	8,716,000	1998	May 2008
Hilton Head, South Carolina	Hilton Garden Inn	104	15,808,000	14,714,000	2001	May2008
Chattanooga, Tennessee	Homewood Suites	76	11,225,000	10,538,000	1997	December 2007
Texarkana, Texas	Courtyard	90	14,702,000	14,024,000	2003	March 2008
Texarkana, Texas	TownePlace Suites	85	9,705,000	9,090,000	2006	March 2008

Hotel Location	Franchise	Number of Rooms/ Suites	Gross Cost (a)	Federal Income Tax Basis for Depreciable Real Property Component of Hotel (b)	Date of Construction	Acquisition Date
Charlottesville, Virginia	Courtyard	139	$29,885,000	$27,574,000	2000	June 2008
Chesapeake, Virginia	Marriott Full Service	226	39,812,000	36,556,000	2008	October 2008
Harrisonburg, Virginia	Courtyard	125	25,712,000	24,028,000	1999	November 2007
Suffolk, Virginia	Courtyard	92	12,746,000	11,778,000	2007	July 2008
Suffolk, Virginia	TownePlace Suites	72	10,205,000	9,454,000	2007	July 2008
Virginia Beach, Virginia	Courtyard	141	30,244,000	23,041,000	1999	June 2008
Virginia Beach, Virginia	Courtyard	160	43,068,000	33,196,000	2002	June 2008
Tukwila, Washington	Homewood Suites	106	18,987,000	17,599,000	1991	July 2008

		5,914	$1,059,359,000	$971,715,000

(a) Total investment in property for land, building, furniture, fixtures, equipment from acquisition through September 30, 2013.

(b) Amount of Gross Cost that is depreciable for income tax purposes as of September 30, 2013. The depreciable life is 39 years (or less, as may be permitted by federal tax laws) using the straight-line method. The modified accelerated cost recovery system is used for the hotel’s personal property component.

Debt Summary

Hotel Location	Franchise	Outstanding Principal Balance as of September 30, 2013	Interest Rate	Maturity
Unsecured line of credit		$64,500,000	LIBOR + 2.25% - 3.00%	April 2015
Texarkana, Texas	Courtyard	45,000	4.50%	June 2014
Texarkana, Texas	TownePlace Suites	45,000	4.50%	June 2014
Somerset, New Jersey	Courtyard	8,829,000	4.73%	October 2022
Concord, North Carolina	Hampton Inn	4,753,000	6.10%	March 2017
Westford, Massachusetts	Residence Inn	6,593,000	5.30%	October 2015
Hilton Head, South Carolina	Hilton Garden Inn	5,626,000	6.29%	April 2016
Overland Park, Kansas	Residence Inn	6,105,000	5.74%	April 2015
Kansas City, Missouri	Residence Inn	10,688,000	5.74%	November 2015
Winston Salem, North Carolina	Courtyard	7,508,000	5.94%	December 2016
Greenville, South Carolina	Residence Inn	6,054,000	6.03%	February 2017
Birmingham, Alabama	Homewood Suites	10,984,000	6.03%	February 2017
Jacksonville, Florida	Homewood Suites	15,966,000	6.03%	February 2017
Fayetteville, North Carolina	Residence Inn	6,609,000	5.14%	December 2015
Oceanside, California	Residence Inn	15,792,000	4.24%	January 2017
Burbank, California	Residence Inn	23,688,000	4.24%	January 2017
Virginia Beach, Virginia	Courtyard	14,041,000	6.02%	November 2016
Virginia Beach, Virginia	Courtyard	16,946,000	6.02%	November 2016
Carolina Beach, North Carolina	Courtyard	12,104,000	6.02%	November 2016
Charlottesville, Virginia	Courtyard	15,009,000	6.02%	November 2016
Suffolk, Virginia	TownePlace Suites	6,200,000	6.03%	July 2017
Suffolk, Virginia	Courtyard	8,084,000	6.03%	July 2017
Tukwila, Washington	Homewood Suites	9,516,000	4.73%	October 2022
Savannah, Georgia	Hilton Garden Inn	5,037,000	5.87%	February 2017

		$280,722,000

Operating Information

PART A

		Avg. Daily Occupancy Rates (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Birmingham, Alabama	Homewood Suites	87%	85%	81%	79%	70%
Rogers, Arkansas	Fairfield Inn	56%	55%	49%	47%	56%
Rogers, Arkansas	Residence Inn	70%	76%	77%	76%	71%
Springdale, Arkansas	Residence Inn	70%	59%	59%	58%	67%
Burbank, California	Residence Inn	86%	83%	83%	81%	81%
Cypress, California	Courtyard	76%	71%	68%	63%	70%
Oceanside, California	Residence Inn	71%	82%	83%	76%	74%
Sacramento, California	Hilton Garden Inn	69%	70%	71%	63%	72%
San Jose, California	Homewood Suites	89%	87%	88%	82%	83%
Tulare, California	Hampton Inn & Suites	76%	71%	63%	60%	44%
Jacksonville, Florida	Homewood Suites	86%	85%	78%	74%	83%
Sanford, Florida	SpringHill Suites	63%	62%	61%	56%	62%
Tallahassee, Florida	Hilton Garden Inn	66%	66%	69%	68%	72%
Tampa, Florida	TownePlace Suites	62%	69%	54%	50%	62%
Port Wentworth, Georgia	Hampton Inn	77%	73%	78%	66%	70%
Savannah, Georgia	Hilton Garden Inn	84%	83%	79%	75%	74%
Overland Park, Kansas	Fairfield Inn & Suites	62%	62%	55%	48%	32%
Overland Park, Kansas	Residence Inn	85%	82%	75%	72%	70%
Overland Park, Kansas	SpringHill Suites	63%	64%	58%	50%	58%
Wichita, Kansas	Courtyard	64%	68%	67%	71%	76%
Bowling Green, Kentucky	Hampton Inn	72%	71%	69%	65%	70%
Marlborough, Massachusetts	Residence Inn	86%	85%	74%	72%	77%
Westford, Massachusetts	Hampton Inn & Suites	75%	77%	74%	63%	64%
Westford, Massachusetts	Residence Inn	86%	85%	81%	77%	82%
Annapolis, Maryland	Hilton Garden Inn	66%	66%	70%	69%	57%
Kansas City, Missouri	Residence Inn	86%	84%	82%	75%	80%
Carolina Beach, North Carolina	Courtyard	71%	66%	62%	62%	70%
Concord, North Carolina	Hampton Inn	67%	64%	63%	58%	65%
Dunn, North Carolina	Hampton Inn	65%	67%	61%	56%	57%
Fayetteville, North Carolina	Residence Inn	92%	92%	94%	90%	92%
Greensboro, North Carolina	SpringHill Suites	75%	68%	62%	63%	65%
Matthews, North Carolina	Hampton Inn	70%	66%	65%	61%	69%
Wilmington, North Carolina	Fairfield Inn & Suites	71%	67%	59%	43%	10%
Winston-Salem, North Carolina	Courtyard	58%	57%	58%	56%	64%
Somerset, New Jersey	Courtyard	68%	70%	68%	65%	72%
New York, New York	Renaissance	88%	86%	85%	73%	66%
Tulsa, Oklahoma	Hampton Inn & Suites	58%	57%	60%	66%	62%
Columbia, South Carolina	Hilton Garden Inn	71%	68%	67%	65%	56%
Greenville, South Carolina	Residence Inn	81%	78%	77%	64%	65%
Hilton Head, South Carolina	Hilton Garden Inn	65%	59%	59%	55%	45%
Chattanooga, Tennessee	Homewood Suites	76%	82%	83%	62%	68%
Texarkana, Texas	Courtyard	69%	67%	70%	76%	84%
Texarkana, Texas	TownePlace Suites	85%	79%	83%	82%	90%
Charlottesville, Virginia	Courtyard	79%	80%	80%	77%	80%
Chesapeake, Virginia	Marriott Full Service	62%	65%	61%	45%	23%
Harrisonburg, Virginia	Courtyard	68%	71%	71%	70%	79%
Suffolk, Virginia	Courtyard	65%	62%	59%	59%	62%
Suffolk, Virginia	TownePlace Suites	66%	68%	69%	62%	77%

		Avg. Daily Occupancy Rates (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Virginia Beach, Virginia	Courtyard	71%	71%	68%	64%	72%
Virginia Beach, Virginia	Courtyard	70%	66%	64%	66%	72%
Tukwila, Washington	Homewood Suites	86%	85%	84%	75%	81%

(a) Data is provided for the last five years (from the date of ownership). See the table “General Information” above for the date each hotel was acquired.

PART B

		Revenue per Available Room/Suite (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Birmingham, Alabama	Homewood Suites	$85	$89	$85	$85	$84
Rogers, Arkansas	Fairfield Inn	$48	$47	$42	$41	$50
Rogers, Arkansas	Residence Inn	$62	$63	$62	$63	$68
Springdale, Arkansas	Residence Inn	$61	$53	$52	$51	$63
Burbank, California	Residence Inn	$137	$130	$128	$124	$139
Cypress, California	Courtyard	$78	$72	$72	$69	$79
Oceanside, California	Residence Inn	$96	$116	$122	$110	$110
Sacramento, California	Hilton Garden Inn	$80	$79	$78	$72	$92
San Jose, California	Homewood Suites	$110	$102	$97	$94	$99
Tulare, California	Hampton Inn & Suites	$66	$61	$52	$51	$37
Jacksonville, Florida	Homewood Suites	$105	$102	$97	$93	$108
Sanford, Florida	SpringHill Suites	$53	$49	$49	$51	$60
Tallahassee, Florida	Hilton Garden Inn	$75	$78	$81	$82	$93
Tampa, Florida	TownePlace Suites	$45	$44	$36	$35	$47
Port Wentworth, Georgia	Hampton Inn	$66	$60	$61	$57	$71
Savannah, Georgia	Hilton Garden Inn	$84	$79	$74	$76	$80
Overland Park, Kansas	Fairfield Inn & Suites	$56	$54	$47	$40	$29
Overland Park, Kansas	Residence Inn	$95	$91	$80	$80	$85
Overland Park, Kansas	SpringHill Suites	$59	$56	$50	$45	$61
Wichita, Kansas	Courtyard	$63	$69	$64	$70	$73
Bowling Green, Kentucky	Hampton Inn	$67	$64	$60	$56	$64
Marlborough, Massachusetts	Residence Inn	$89	$85	$79	$78	$92
Westford, Massachusetts	Hampton Inn & Suites	$82	$83	$77	$69	$74
Westford, Massachusetts	Residence Inn	$96	$93	$89	$87	$95
Annapolis, Maryland	Hilton Garden Inn	$76	$71	$75	$72	$67
Kansas City, Missouri	Residence Inn	$99	$94	$89	$86	$104
Carolina Beach, North Carolina	Courtyard	$105	$93	$87	$84	$107
Concord, North Carolina	Hampton Inn	$55	$52	$51	$50	$60
Dunn, North Carolina	Hampton Inn	$61	$60	$54	$51	$56
Fayetteville, North Carolina	Residence Inn	$102	$100	$98	$93	$91
Greensboro, North Carolina	SpringHill Suites	$72	$63	$57	$55	$64
Matthews, North Carolina	Hampton Inn	$69	$62	$59	$57	$70
Wilmington, North Carolina	Fairfield Inn & Suites	$58	$53	$49	$35	$5
Winston-Salem, North Carolina	Courtyard	$51	$50	$50	$49	$62
Somerset, New Jersey	Courtyard	$85	$81	$74	$71	$82
New York, New York	Renaissance	$253	$246	$229	$165	$166
Tulsa, Oklahoma	Hampton Inn & Suites	$49	$48	$53	$58	$57
Columbia, South Carolina	Hilton Garden Inn	$73	$68	$66	$65	$61
Greenville, South Carolina	Residence Inn	$70	$67	$64	$57	$64
Hilton Head, South Carolina	Hilton Garden Inn	$68	$61	$55	$50	$47
Chattanooga, Tennessee	Homewood Suites	$86	$85	$80	$60	$70
Texarkana, Texas	Courtyard	$64	$63	$67	$73	$82
Texarkana, Texas	TownePlace Suites	$72	$67	$72	$72	$78
Charlottesville, Virginia	Courtyard	$117	$116	$110	$101	$101
Chesapeake, Virginia	Marriott Full Service	$56	$55	$55	$44	$22
Harrisonburg, Virginia	Courtyard	$64	$67	$66	$68	$79
Suffolk, Virginia	Courtyard	$52	$48	$50	$55	$60
Suffolk, Virginia	TownePlace Suites	$50	$49	$52	$50	$60

		Revenue per Available Room/Suite (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Virginia Beach, Virginia	Courtyard	$106	$107	$104	$96	$126
Virginia Beach, Virginia	Courtyard	$122	$116	$114	$112	$141
Tukwila, Washington	Homewood Suites	$112	$104	$99	$90	$103

(a) Data is provided for the last five years (from the date of ownership). See the table “General Information” above for the date each hotel was acquired.

PART C

		Average Daily Rate (Price) per Room/Suite (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Birmingham, Alabama	Homewood Suites	$97	$105	$104	$108	$119
Rogers, Arkansas	Fairfield Inn	$85	$86	$86	$86	$90
Rogers, Arkansas	Residence Inn	$89	$84	$80	$83	$95
Springdale, Arkansas	Residence Inn	$86	$91	$88	$88	$94
Burbank, California	Residence Inn	$158	$157	$154	$153	$172
Cypress, California	Courtyard	$103	$102	$106	$110	$113
Oceanside, California	Residence Inn	$135	$140	$148	$144	$148
Sacramento, California	Hilton Garden Inn	$117	$114	$110	$114	$127
San Jose, California	Homewood Suites	$124	$117	$110	$115	$119
Tulare, California	Hampton Inn & Suites	$87	$86	$83	$85	$85
Jacksonville, Florida	Homewood Suites	$122	$121	$125	$125	$131
Sanford, Florida	SpringHill Suites	$84	$80	$80	$90	$95
Tallahassee, Florida	Hilton Garden Inn	$113	$118	$117	$121	$129
Tampa, Florida	TownePlace Suites	$73	$64	$66	$71	$76
Port Wentworth, Georgia	Hampton Inn	$86	$82	$78	$87	$101
Savannah, Georgia	Hilton Garden Inn	$101	$96	$94	$101	$109
Overland Park, Kansas	Fairfield Inn & Suites	$91	$87	$85	$85	$91
Overland Park, Kansas	Residence Inn	$112	$110	$106	$111	$121
Overland Park, Kansas	SpringHill Suites	$93	$88	$85	$91	$106
Wichita, Kansas	Courtyard	$99	$101	$96	$99	$97
Bowling Green, Kentucky	Hampton Inn	$94	$90	$87	$87	$92
Marlborough, Massachusetts	Residence Inn	$104	$99	$107	$107	$120
Westford, Massachusetts	Hampton Inn & Suites	$110	$107	$104	$110	$115
Westford, Massachusetts	Residence Inn	$112	$110	$111	$112	$115
Annapolis, Maryland	Hilton Garden Inn	$114	$107	$108	$104	$117
Kansas City, Missouri	Residence Inn	$114	$113	$109	$115	$130
Carolina Beach, North Carolina	Courtyard	$147	$143	$141	$135	$153
Concord, North Carolina	Hampton Inn	$82	$82	$81	$85	$92
Dunn, North Carolina	Hampton Inn	$93	$89	$89	$91	$98
Fayetteville, North Carolina	Residence Inn	$110	$108	$105	$103	$99
Greensboro, North Carolina	SpringHill Suites	$96	$92	$92	$88	$98
Matthews, North Carolina	Hampton Inn	$99	$93	$91	$93	$102
Wilmington, North Carolina	Fairfield Inn & Suites	$82	$78	$82	$83	$51
Winston-Salem, North Carolina	Courtyard	$87	$86	$87	$87	$98
Somerset, New Jersey	Courtyard	$125	$115	$109	$110	$115
New York, New York	Renaissance	$288	$288	$271	$227	$253
Tulsa, Oklahoma	Hampton Inn & Suites	$83	$85	$87	$88	$93
Columbia, South Carolina	Hilton Garden Inn	$103	$101	$98	$100	$109
Greenville, South Carolina	Residence Inn	$87	$85	$82	$89	$99
Hilton Head, South Carolina	Hilton Garden Inn	$104	$104	$94	$90	$105
Chattanooga, Tennessee	Homewood Suites	$113	$104	$96	$96	$104
Texarkana, Texas	Courtyard	$93	$95	$94	$96	$97
Texarkana, Texas	TownePlace Suites	$86	$85	$86	$88	$87
Charlottesville, Virginia	Courtyard	$148	$146	$138	$131	$126
Chesapeake, Virginia	Marriott Full Service	$91	$85	$90	$96	$96
Harrisonburg, Virginia	Courtyard	$95	$94	$94	$96	$100
Suffolk, Virginia	Courtyard	$80	$77	$85	$92	$98
Suffolk, Virginia	TownePlace Suites	$75	$72	$76	$81	$78

		Average Daily Rate (Price) per Room/Suite (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Virginia Beach, Virginia	Courtyard	$149	$151	$153	$150	$175
Virginia Beach, Virginia	Courtyard	$175	$174	$176	$169	$197
Tukwila, Washington	Homewood Suites	$130	$123	$118	$121	$127

(a) Data is provided for the last five years (from the date of ownership). See the table “General Information” above for the date each hotel was acquired.

Tax and Related Information

Hotel Location	Franchise	Tax Year	Real Property Tax Rate (a)	Real Property Tax
Birmingham, Alabama	Homewood Suites	2012	6.8%	$82,951
Rogers, Arkansas	Fairfield Inn	2012	5.3%	46,972
Rogers, Arkansas	Residence Inn	2012	5.3%	36,354
Springdale, Arkansas	Residence Inn	2012	5.2%	34,452
Burbank, California	Residence Inn	2012	1.1%	452,789
Cypress, California	Courtyard	2012	1.2%	250,635
Oceanside, California	Residence Inn	2012	1.2%	263,199
Sacramento, California	Hilton Garden Inn	2012	1.3%	213,707
San Jose, California	Homewood Suites	2012	1.5%	208,680
Tulare, California	Hampton Inn & Suites	2012	1.1%	118,639
Jacksonville, Florida	Homewood Suites	2012	1.8%	163,589
Sanford, Florida	SpringHill Suites	2012	2.0%	67,471
Tallahassee, Florida	Hilton Garden Inn	2012	1.9%	60,041
Tampa, Florida	TownePlace Suites	2012	2.2%	56,305
Port Wentworth, Georgia	Hampton Inn	2012	3.0%	66,978
Savannah, Georgia	Hilton Garden Inn	2012	3.9%	99,819
Overland Park, Kansas	Fairfield Inn & Suites	2012	3.0%	184,260
Overland Park, Kansas	Residence Inn	2012	3.0%	277,264
Overland Park, Kansas	SpringHill Suites	2012	3.0%	124,063
Wichita, Kansas	Courtyard	2012	3.0%	151,826
Bowling Green, Kentucky	Hampton Inn	2012	0.9%	84,249
Marlborough, Massachusetts	Residence Inn	2012	2.9%	242,132
Westford, Massachusetts	Hampton Inn & Suites	2012	1.6%	109,990
Westford, Massachusetts	Residence Inn	2012	1.6%	125,335
Annapolis, Maryland	Hilton Garden Inn	2013	1.1%	119,548
Kansas City, Missouri	Residence Inn	2012	13.2%	17,005
Carolina Beach, North Carolina	Courtyard	2012	0.8%	129,225
Concord, North Carolina	Hampton Inn	2013	1.2%	84,453
Dunn, North Carolina	Hampton Inn	2012	1.3%	90,603
Fayetteville, North Carolina	Residence Inn	2013	1.2%	89,215
Greensboro, North Carolina	SpringHill Suites	2013	1.4%	57,496
Matthews, North Carolina	Hampton Inn	2012	1.1%	53,210
Wilmington, North Carolina	Fairfield Inn & Suites	2012	1.0%	80,181
Winston-Salem, North Carolina	Courtyard	2013	1.2%	120,994
Somerset, New Jersey	Courtyard	2013	2.3%	374,241
New York, New York	Renaissance	2013	10.2%	1,522,652
Tulsa, Oklahoma	Hampton Inn & Suites	2013	13.0%	73,721
Columbia, South Carolina	Hilton Garden Inn	2012	2.6%	181,887
Greenville, South Carolina	Residence Inn	2012	1.6%	78,693
Hilton Head, South Carolina	Hilton Garden Inn	2012	1.1%	73,544
Chattanooga, Tennessee	Homewood Suites	2012	5.2%	93,541
Texarkana, Texas	Courtyard	2012	2.5%	109,455
Texarkana, Texas	TownePlace Suites	2012	2.5%	118,064
Charlottesville, Virginia	Courtyard	2013	1.1%	184,615
Chesapeake, Virginia	Marriott Full Service	2012	1.1%	133,004
Harrisonburg, Virginia	Courtyard	2012	0.6%	97,886
Suffolk, Virginia	Courtyard	2012	1.2%	48,114
Suffolk, Virginia	TownePlace Suites	2012	1.2%	35,046
Virginia Beach, Virginia	Courtyard	2012	1.0%	176,322
Virginia Beach, Virginia	Courtyard	2012	1.0%	225,093
Tukwila, Washington	Homewood Suites	2013	1.4%	111,404

(a) Property tax rate is an aggregate figure for county, city and other local taxing authorities (to the extent applicable).

INVESTMENT OBJECTIVES AND POLICIES OF APPLE EIGHT

The following is a description of Apple Eight’s current policies with respect to investments and certain other activities. These policies have been established by the management of Apple Eight. These policies may be amended or waived from time to time at the discretion of the Apple Eight board without a vote of the Apple Eight shareholders. No assurance can be given that Apple Eight’s investment objectives will be attained. Since it entered into the Merger Agreement, Apple Eight’s ability to pursue and implement certain of the objectives and policies described below have been constrained by the restrictions contained in the covenants of the Merger Agreement. See “The Merger Agreement—Conduct of Business by Apple Seven and Apple Eight Pending the Mergers” beginning on page 117.

Investments in Real Estate or Interests in Real Estate

Apple Eight’s primary business objective is to maximize shareholder value by achieving long-term growth in cash distributions to its shareholders. During its acquisition phase, Apple Eight pursued this objective by acquiring hotels and other income-producing real estate in metropolitan areas throughout the United States for long-term ownership. Apple Eight generally acquired fee ownership of its properties. Apple Eight’s policy was to acquire assets where it believed opportunity existed for acceptable investment returns. Apple Eight pursued these objectives primarily through the direct ownership of hotels in metropolitan areas throughout the United States.

Apple Eight completed its acquisition phase in 2008. Its current investment policy/strategy is to enhance shareholder value by increasing funds from operations and cash available for distributions through internal growth and selective hotel renovation. This strategy includes utilizing Apple Eight’s asset management expertise to improve the quality of Apple Eight’s hotels by aggressively managing room rates, partnering with industry leaders in hotel management and franchising the hotels with leading brands, thereby improving the performance of an individual hotel in its local market. When cost effective, Apple Eight renovates its properties to increase its ability to compete in particular markets. Apple Eight believes its planned renovations and strong asset management of its portfolio will continue to increase each hotel’s performance in its individual market, although there can be no assurance of such results.

Although Apple Eight has not yet done so, it also may participate with other entities in property ownership, through joint ventures or other types of common ownership. Apple Eight will only enter into joint ventures to the extent that such ventures are consistent with its goal of acquiring hotels and other income-producing real estate, which Apple Eight believes will provide acceptable investment returns. Equity investments may be subject to existing mortgage financing and other indebtedness which have priority over Apple Eight’s equity interests. Apple Eight has not invested in the securities of other issuers for the purpose of exercising control. It is Apple Eight’s policy that it will not offer securities in exchange for property.

Borrowing Policies

Apple Eight purchased its properties using cash from the proceeds of its best-efforts offering completed in April 2008 and assumed mortgage debt. When advisable, Apple Eight has incurred and may incur medium or long-term debt secured by its properties. Alternatively, Apple Eight might find it necessary to borrow to permit the payment of operating deficits, fund capital expenditures or other corporate needs, including distributions. Furthermore, properties may be financed or refinanced if Apple Eight deems it in the best interests of the Apple Eight shareholders because, for example, indebtedness can be incurred on favorable terms and the incurring of indebtedness is expected to improve the shareholders’ return on invested capital.

Loans obtained by Apple Eight may be evidenced by promissory notes secured by mortgages on its properties. As a general policy, Apple Eight seeks to obtain mortgages securing indebtedness which encumber only the particular property to which the indebtedness relates, but recourse on these loans may include all of Apple Eight’s assets. If recourse on any loan incurred by Apple Eight to acquire or refinance any particular property includes all of its assets, the equity in other properties could be reduced or eliminated through foreclosure on that loan. As of September 30, 2013, 23 of Apple Eight’s properties have mortgages that are secured by the hotels.

The Apple Eight bylaws prohibit Apple Eight from incurring debt if the debt would result in aggregate debt exceeding 100% of “Net Assets,” defined generally to mean assets at cost, before subtracting liabilities, unless the excess borrowing is approved by a majority of the directors and disclosed to the shareholders as required by the bylaws. The bylaws also prohibit Apple Eight from allowing aggregate borrowings to exceed 50% of its “Adjusted Net Asset Value,” defined generally to mean assets at fair market value, before subtracting liabilities, subject to the same exception described in the previous sentence. In addition, the bylaws provide that the aggregate borrowings must be reasonable in relation to Apple Eight’s Net Assets and must be reviewed quarterly by its directors. Subject to the limitations on the permitted maximum amount of debt, there is no limitation on the number of mortgages or deeds of trust which may be placed against any particular property.  Assuming its directors approve, Apple Eight may borrow in excess of the debt limitations described in the previous paragraph in order to acquire a portfolio of properties.

Sale Policies

Apple Eight is under no obligation to sell its properties. However, a sale of one or more properties may occur at any time if Apple Eight deems it advisable based upon current economic considerations, and the Apple Eight board concurs with the decision. In deciding whether to sell a property, Apple Eight will also take into consideration factors such as: the amount of appreciation in value, if any, to be realized; federal, state and local tax consequences; the possible risks of continued ownership; and the anticipated advantages to be gained for the shareholders from selling a property versus continuing to hold property.

Restrictions on Real Estate Activities

The Apple Eight bylaws place certain restrictions on the type of real estate activities Apple Eight conducts. Specifically, Apple Eight’s bylaws state that it will not:

•	invest more than 10% of its total assets in unimproved real property or mortgage loans on unimproved real property;

•	invest in or make mortgage loans on property unless Apple Eight obtains a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title;

•	invest in contracts for the sale of real estate unless they are recordable in the chain of title;

•
make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property (at the time Apple Eight makes or invests in its mortgage loan), including Apple Eight’s loans, would exceed 85% of the appraised value of the property;

•
make or invest in junior mortgage loans, provided that this and the limitation described in the preceding bullet will not apply to Apple Eight taking back secured debt in connection with the sale of any property;

•
incur any indebtedness, secured or unsecured, which would result in an aggregate amount of indebtedness in excess of 100% of Net Assets, unless any excess borrowing over such 100% level is approved by a majority of the independent directors and disclosed to shareholders in Apple Eight’s next quarterly report, along with justification for such excess;

•
allow Apple Eight’s aggregate borrowings to exceed 50% of its Adjusted Net Asset Value (before subtracting any liabilities), unless any excess borrowing over the 50% level is approved by a majority of the independent directors and disclosed to the shareholders in Apple Eight’s next quarterly report, along with justification for the excess; or

•	invest in single-family residential homes, condominiums, secondary homes, nursing homes or mobile home parks.

DESCRIPTION OF REAL ESTATE AND OPERATING DATA OF APPLE SEVEN

The map below shows the states in which Apple Seven’s hotels are located, and the following charts summarize Apple Seven’s room and franchise information.

States in which Apple Seven’s Hotels are Located

Number of Guest Rooms by State (continuing operations):

Type and Number of Hotel Franchises (continuing operations):

SUMMARY OF CONTRACTS FOR PROPERTIES OF APPLE SEVEN

Ownership, Leasing and Management Summary

Each of Apple Seven’s hotels has been leased to one of its indirect wholly owned subsidiaries, as the lessee, under a separate hotel lease agreement.

Each hotel is managed under a separate management and franchise agreement between the applicable lessee and the manager or franchisor.

Apple Seven has no material relationship or affiliation with the managers or franchisors, except for the relationship resulting from its management and franchise agreements for the hotel it owns, and any related documents.  The hotel lease agreements and the management agreements are among the contracts described in another section below.

The table below specifies the franchise, hotel owner, lessee and manager for Apple Seven’s continuing hotels:

Hotel Location	Franchise (a)	Hotel Owner/Lessor	Lessee	Manager
Montgomery, Alabama	Homewood Suites	Apple Seven Hospitality Ownership, Inc.	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Montgomery, Alabama	Hilton Garden Inn	Apple Seven Hospitality Ownership, Inc.	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Troy, Alabama	Hampton Inn	Apple Seven Hospitality Ownership, Inc.	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Auburn, Alabama	Hilton Garden Inn	Apple Seven Hospitality Ownership, Inc.	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Huntsville, Alabama	Hilton Garden Inn	Apple Seven Hospitality Ownership, Inc.	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Huntsville, Alabama	Homewood Suites	Apple Seven SPE Huntsville, Inc.	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Prattville, Alabama	Courtyard	Apple Seven SPE Prattville, Inc.	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Trussville, Alabama	Courtyard	Sunbelt-CTR, L.L.C.	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Huntsville, Alabama	TownePlace Suites	Sunbelt-THA, LLC	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Dothan, Alabama	Residence Inn	Sunbelt-RDA, L.L.C.	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Tucson, Arizona	Residence Inn	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	Western International

Hotel Location	Franchise (a)	Hotel Owner/Lessor	Lessee	Manager
San Diego, California	Hilton Garden Inn	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	Inn Ventures, Inc.
Rancho Bernardo, California	Courtyard	Apple Seven SPE Rancho Bernardo, Inc.	Apple Seven Hospitality Management, Inc.	Inn Ventures, Inc.
Agoura Hills, California	Homewood Suites	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	Dimension Development Company
San Diego, California	Hampton Inn	Apple Seven SPE San Diego, Inc.	Apple Seven Services San Diego, Inc.	Dimension Development Company
San Diego, California	Residence Inn	Apple Seven SPE SoCal, Inc.	Apple Seven Services Provo-San Diego, Inc.	Dimension Development Company
Highlands Ranch, Colorado	Hilton Garden Inn	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	Dimension Development Company
Highlands Ranch, Colorado	Residence Inn	Apple Seven SPE Highlands Ranch, Inc.	Apple Seven Services Highlands Ranch, Inc.	Dimension Development Company
Sarasota, Florida	Homewood Suites	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	Hilton Worldwide
Miami, Florida	Homewood Suites	Apple Seven SPE Miami, Inc.	Apple Seven Services Miami, Inc.	Dimension Development Company
Lakeland, Florida	Courtyard	Sunbelt-Lakeland, L.L.C.	Apple Seven Services Lakeland, Inc.	Larry Blumberg & Associates
Miami, Florida	Courtyard	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	Dimension Development Company
Macon, Georgia	Hilton Garden Inn	Apple Seven Hospitality Ownership, Inc.	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Columbus, Georgia	SpringHill Suites	Sunbelt-SCG, L.L.C.	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Columbus, Georgia	TownePlace Suites	Sunbelt-TCG, L.L.C.	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Boise, Idaho	SpringHill Suites	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	Inn Ventures, Inc.
New Orleans, Louisiana	Homewood Suites	Apple Seven SPE New Orleans, L.P.	Apple Seven Services New Orleans, L.P.	Dimension Development Company
Hattiesburg, Mississippi	Courtyard	Apple Seven SPE Hattiesburg, Inc.	Apple Seven Services Southeast, L.P.	Larry Blumberg & Associates
Tupelo, Mississippi	Hampton Inn	A7 SPE Tupelo, L.P.	A7 Services Tupelo, L.P.	Larry Blumberg & Associates
Omaha, Nebraska	Courtyard	Apple Seven SPE Omaha CY, Inc.	Apple Seven Services Omaha CY, Inc.	Marriott International, Inc.
Mahwah, New Jersey	Homewood Suites	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	Dimension Development Company
Cranford, New Jersey	Homewood Suites	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	Dimension Development Company
Ronkonkoma, New York	Hilton Garden Inn	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	White Lodging Services Corporation
Cincinnati, Ohio	Homewood Suites	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	White Lodging Services Corporation
Memphis, Tennessee	Homewood Suites	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	Hilton Worldwide
Houston, Texas	Residence Inn	Apple Seven SPE Houston, Inc.	Apple Seven Services Houston, Inc.	Western International
Brownsville, Texas	Courtyard	Apple Seven Hospitality Texas, L.P.	Apple Seven Services, LLC	Western International
Stafford, Texas	Homewood Suites	Apple Seven Hospitality Texas, L.P.	Apple Seven Services, LLC	Western International
San Antonio, Texas	TownePlace Suites	Apple Seven Hospitality Texas, L.P.	Apple Seven Services, LLC	Western International
San Antonio, Texas	TownePlace Suites	Apple Seven Hospitality Texas, L.P.	Apple Seven Services, LLC	Western International
Addison, Texas	SpringHill Suites	Apple Seven Hospitality Texas, L.P.	Apple Seven Services II, LLC	Marriott International, Inc.
El Paso, Texas	Homewood Suites	Apple Seven Hospitality Texas, L.P.	Apple Seven Services, LLC	Western International

Hotel Location	Franchise (a)	Hotel Owner/Lessor	Lessee	Manager
Provo, Utah	Residence Inn	Apple Seven SPE Provo-San Diego, Inc.	Apple Seven Services Provo-San Diego, Inc.	Dimension Development Company
Alexandria, Virginia	Courtyard	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	Marriott International, Inc.
Richmond, Virginia	Marriott	Apple Seven SPE Richmond, Inc.	Apple Seven Services Richmond, Inc.	White Lodging Services Corporation
Seattle, Washington	Residence Inn	Apple Seven SPE Seattle, Inc.	Apple Seven Hospitality Management, Inc.	Inn Ventures, Inc.
Vancouver, Washington	SpringHill Suites	SHS Vancouver, LLC	Apple Seven Hospitality Management, Inc.	Inn Ventures, Inc.
Kirkland, Washington	Courtyard	Apple Seven SPE Kirkland, Inc.	Apple Seven Hospitality Management, Inc.	Inn Ventures, Inc.

(a) All brand and trade names, logos or trademarks contained, or referred to, in this joint proxy statement/prospectus are the properties of their respective owners.  These references shall not in any way be construed as participation in, or endorsement of, the issuance of the common shares pursuant to the Merger Agreement by any of our franchisors or managers.

Hotel Lease Agreements

Each of Apple Seven’s hotels is covered by a separate hotel lease agreement between the owner (one of its indirect wholly owned subsidiaries) and the applicable lessee (another one of its indirect wholly owned subsidiaries, as specified in the previous section). Each lease provides for an initial term of 5 to 10 years. The applicable lessee has the option to extend its lease term for one or two additional three to five-year periods, if it is not in default at the end of the prior term or at the time the option is exercised.

Each lease provides for annual base rent and percentage rent. The annual base rent is payable in advance in equal monthly installments.  Shown below are the annual base rent and the lease commencement date for the continuing hotels purchased by Apple Seven:

Hotel Location	Franchise	Annual Base Rent	Date of Lease Commencement
Montgomery, Alabama	Homewood Suites	$601,000	August 2006
Montgomery, Alabama	Hilton Garden Inn	805,000	August 2006
Troy, Alabama	Hampton Inn	587,000	August 2006
Auburn, Alabama	Hilton Garden Inn	606,000	August 2006
Huntsville, Alabama	Hilton Garden Inn	841,000	August 2006
Huntsville, Alabama	Homewood Suites	720,000	October 2006
Prattville, Alabama	Courtyard	851,000	April 2007
Trussville, Alabama	Courtyard	499,000	October 2007
Huntsville, Alabama	TownePlace Suites	810,000	December 2007
Dothan, Alabama	Residence Inn	975,000	April 2008
Tucson, Arizona	Residence Inn	959,000	January 2008
San Diego, California	Hilton Garden Inn	1,512,000	May 2006
Rancho Bernardo, California	Courtyard	2,426,000	December 2006
Agoura Hills, California	Homewood Suites	1,536,000	May 2007
San Diego, California	Hampton Inn	2,388,000	July 2007
San Diego, California	Residence Inn	2,502,000	June 2007
Highlands Ranch, Colorado	Hilton Garden Inn	1,393,000	March 2007
Highlands Ranch, Colorado	Residence Inn	1,436,000	February 2007
Sarasota, Florida	Homewood Suites	517,000	September 2006
Miami, Florida	Homewood Suites	1,850,000	February 2007
Lakeland, Florida	Courtyard	895,000	April 2007
Miami, Florida	Courtyard	1,372,000	September 2008
Macon, Georgia	Hilton Garden Inn	795,000	June 2007
Columbus, Georgia	SpringHill Suites	652,000	March 2008
Columbus, Georgia	TownePlace Suites	411,000	May 2008
Boise, Idaho	SpringHill Suites	1,050,000	September 2007
New Orleans, Louisiana	Homewood Suites	3,246,000	December 2006
Hattiesburg, Mississippi	Courtyard	919,000	October 2006
Tupelo, Mississippi	Hampton Inn	559,000	January 2007
Omaha, Nebraska	Courtyard	2,104,000	November 2006
Mahwah, New Jersey	Homewood Suites	1,533,000	March 2007

Hotel Location	Franchise	Annual Base Rent	Date of Lease Commencement
Cranford, New Jersey	Homewood Suites	$1,207,000	March 2007
Ronkonkoma, New York	Hilton Garden Inn	2,093,000	December 2006
Cincinnati, Ohio	Homewood Suites	582,000	December 2006
Memphis, Tennessee	Homewood Suites	1,148,000	May 2007
Houston, Texas	Residence Inn	1,038,000	April 2006
Brownsville, Texas	Courtyard	490,000	June 2006
Stafford, Texas	Homewood Suites	565,000	August 2006
San Antonio, Texas	TownePlace Suites	713,000	June 2007
San Antonio, Texas	TownePlace Suites	606,000	September 2007
Addison, Texas	SpringHill Suites	1,182,000	August 2007
El Paso, Texas	Homewood Suites	1,157,000	April 2008
Provo, Utah	Residence Inn	959,000	June 2007
Alexandria, Virginia	Courtyard	1,294,000	July 2007
Richmond, Virginia	Marriott	4,337,000	January 2008
Seattle, Washington	Residence Inn	4,509,000	September 2006
Vancouver, Washington	SpringHill Suites	805,000	June 2007
Kirkland, Washington	Courtyard	2,575,000	October 2007

Management Agreements

Each of Apple Seven’s 51 hotels are operated and managed under separate management agreements by affiliates of one of the following companies:  Marriott International, Inc., Hilton Worldwide, Western International, Larry Blumberg & Associates, White Lodging Services Corporation, Dimension Development Company or Inn Ventures, Inc.  Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services.  Base management fees are calculated as a percentage of gross revenues.  Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to Apple Seven, as defined in the management agreements.  Apple Nine has the option to terminate the management agreements under certain circumstances, including if specified performance thresholds are not satisfied.

Franchise Agreements

In general, for Apple Seven’s hotels franchised by Hilton Worldwide or one of its affiliates, there is a franchise license agreement between the lessee and Hilton Worldwide or an affiliate. The Hilton Worldwide franchise agreements generally provide for an initial term of 10 to 20 years.  Each franchise license agreement provides for the payment of royalty fees and program fees to the franchisor. A percentage of gross room revenues is used to determine these payments.

For the hotels franchised by Marriott International, Inc. or one of its affiliates, there is a relicensing franchise agreement between the applicable lessee and Marriott International, Inc. or an affiliate. The Marriott International, Inc. relicensing franchise agreements provide for an initial term of 6 to 20 years.  The relicensing franchise agreements provide for the payment of royalty fees and marketing contributions to the franchisor. A percentage of gross room revenues is used to determine these payments.

FINANCIAL AND OPERATING INFORMATION FOR PROPERTIES OF APPLE SEVEN

Apple Seven’s hotels offer guest rooms and suites, together with related amenities, that are consistent with their operations. The hotels are located in developed areas and in competitive markets. Apple Seven believes its hotels are well-positioned to compete in their markets based on location, amenities, rate structure and franchise affiliation. In the opinion of Apple Seven’s management, each hotel is adequately covered by insurance. The following tables present further information about Apple Seven’s continuing hotels:

General Information

Hotel Location	Franchise	Number of Rooms/ Suites	Gross Cost (a)	Federal Income Tax Basis for Depreciable Real Property Component of Hotel (b)	Date of Construction	Acquisition Date
Montgomery, Alabama	Homewood Suites	91	$11,787,000	$10,815,000	2004	August 2006
Montgomery, Alabama	Hilton Garden Inn	97	12,412,000	11,651,000	2003	August 2006
Troy, Alabama	Hampton Inn	82	6,817,000	6,319,000	2003	August 2006
Auburn, Alabama	Hilton Garden Inn	101	12,240,000	11,600,000	2001	August 2006
Huntsville, Alabama	Hilton Garden Inn	101	10,991,000	10,255,000	2005	August 2006
Huntsville, Alabama	Homewood Suites	107	12,232,000	11,146,000	2006	October 2006
Prattville, Alabama	Courtyard	84	9,703,000	8,540,000	2007	April 2007
Trussville, Alabama	Courtyard	84	9,949,000	8,867,000	2007	October 2007
Huntsville, Alabama	TownePlace Suites	86	9,226,000	8,426,000	2007	December 2007
Dothan, Alabama	Residence Inn	84	9,983,000	9,167,000	2008	April 2008
Tucson, Arizona	Residence Inn	124	17,084,000	16,089,000	2008	January 2008
San Diego, California	Hilton Garden Inn	200	37,847,000	32,838,000	2004	May 2006
Rancho Bernardo, California	Courtyard	210	39,802,000	35,144,000	1987	December 2006
Agoura Hills, California	Homewood Suites	125	26,232,000	21,731,000	2007	May 2007
San Diego, California	Hampton Inn	177	46,719,000	41,037,000	2001	July 2007
San Diego, California	Residence Inn	121	36,224,000	28,882,000	1999	June 2007
Highlands Ranch, Colorado	Hilton Garden Inn	128	21,428,000	18,918,000	2007	March 2007
Highlands Ranch, Colorado	Residence Inn	117	20,634,000	18,295,000	1996	February 2007
Sarasota, Florida	Homewood Suites	100	15,314,000	13,536,000	2005	September 2006
Miami, Florida	Homewood Suites	159	27,722,000	24,515,000	2000	February 2007
Lakeland, Florida	Courtyard	78	11,188,000	9,639,000	2000	April 2007
Miami, Florida	Courtyard	118	15,677,000	15,677,000	2008	September 2008
Macon, Georgia	Hilton Garden Inn	101	10,371,000	10,380,000	2007	June 2007
Columbus, Georgia	SpringHill Suites	85	9,977,000	8,789,000	2008	March 2008
Columbus, Georgia	TownePlace Suites	86	8,680,000	8,680,000	2008	May 2008
Boise, Idaho	SpringHill Suites	230	22,228,000	20,213,000	1992	September 2007
New Orleans, Louisiana	Homewood Suites	166	45,733,000	41,154,000	2002	December 2006
Hattiesburg, Mississippi	Courtyard	84	9,981,000	9,109,000	2006	October 2006
Tupelo, Mississippi	Hampton Inn	96	6,663,000	6,331,000	1994	January 2007
Omaha, Nebraska	Courtyard	181	26,173,000	23,442,000	1999	November 2006
Mahwah, New Jersey	Homewood Suites	110	22,426,000	18,760,000	2001	March 2007
Cranford, New Jersey	Homewood Suites	108	16,207,000	13,600,000	2000	March 2007
Ronkonkoma, New York	Hilton Garden Inn	164	30,022,000	26,869,000	2003	December 2006
Cincinnati, Ohio	Homewood Suites	76	7,702,000	7,151,000	2005	December 2006
Memphis, Tennessee	Homewood Suites	140	13,875,000	12,162,000	1989	May 2007
Houston, Texas	Residence Inn	129	14,639,000	13,545,000	2006	April 2006
Brownsville, Texas	Courtyard	90	9,230,000	8,099,000	2006	June 2006
Stafford, Texas	Homewood Suites	78	8,523,000	8,025,000	2006	August 2006
San Antonio, Texas	TownePlace Suites	106	12,332,000	11,632,000	2007	June 2007
San Antonio, Texas	TownePlace Suites	123	14,308,000	13,182,000	2007	September 2007
Addison, Texas	SpringHill Suites	159	14,549,000	13,004,000	2003	August 2007
El Paso, Texas	Homewood Suites	114	15,915,000	14,746,000	2008	April 2008
Provo, Utah	Residence Inn	114	14,798,000	13,446,000	1996	June 2007
Alexandria, Virginia	Courtyard	178	41,335,000	37,325,000	1987	July 2007
Richmond, Virginia	Marriott	410	76,080,000	76,080,000	1984	January 2008
Seattle, Washington	Residence Inn	234	67,773,000	67,773,000	1991	September 2006
Vancouver, Washington	SpringHill Suites	119	16,560,000	15,250,000	2007	June 2007
Kirkland, Washington	Courtyard	150	32,423,000	28,917,000	2006	October 2007
		6,205	$989,714,000	$900,751,000

(a) Total investment in property for land, building, furniture, fixtures, equipment from acquisition through September 30, 2013.

(b) Amount of Gross Cost that is depreciable for income tax purposes as of September 30, 2013. The depreciable life is 39 years (or less, as may be permitted by federal tax laws) using the straight-line method. The modified accelerated cost recovery system is used for the hotel’s personal property component.

Debt Summary

Hotel Location	Franchise	Outstanding Principal Balance as of September 30, 2013	Interest Rate	Maturity
Unsecured line of credit		$24,500,000	LIBOR + 3.25%	August 2014
Houston, Texas	Residence Inn	10,017,000	5.71%	March 2016
Seattle, Washington	Residence Inn	28,517,000	4.96%	September 2022
Hattiesburg, Mississippi	Courtyard	5,782,000	5.00%	September 2022
Huntsville, Alabama	Homewood Suites	8,387,000	4.12%	February 2023
Omaha, Nebraska	Courtyard	10,653,000	6.79%	January 2014
Rancho Bernardo, California	Courtyard	15,191,000	5.00%	September 2022
New Orleans, Louisiana	Homewood Suites	14,527,000	5.85%	October 2014
Tupelo, Mississippi	Hampton Inn	3,194,000	5.90%	March 2016
Highlands Ranch, Colorado	Residence Inn	10,572,000	5.94%	June 2016
Miami, Florida	Homewood Suites	16,840,000	4.02%	April 2023
San Diego, California	Residence Inn	18,784,000	3.97%	March 2023
Prattville, Alabama	Courtyard	6,660,000	4.12%	February 2023
Kirkland, Washington	Courtyard	12,251,000	5.00%	September 2022
Richmond, Virginia	Marriott	21,836,000	6.95%	September 2014
		$207,711,000

Operating Information

PART A

		Avg. Daily Occupancy Rates (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Montgomery, Alabama	Homewood Suites	74%	67%	76%	64%	63%
Montgomery, Alabama	Hilton Garden Inn	67%	68%	69%	60%	63%
Troy, Alabama	Hampton Inn	59%	63%	60%	62%	71%
Auburn, Alabama	Hilton Garden Inn	63%	60%	57%	54%	71%
Huntsville, Alabama	Hilton Garden Inn	70%	71%	74%	68%	69%
Huntsville, Alabama	Homewood Suites	77%	79%	80%	66%	66%
Prattville, Alabama	Courtyard	73%	70%	70%	62%	69%
Trussville, Alabama	Courtyard	64%	67%	55%	57%	66%
Huntsville, Alabama	TownePlace Suites	72%	76%	76%	72%	74%
Dothan, Alabama	Residence Inn	73%	82%	82%	80%	71%
Tucson, Arizona	Residence Inn	64%	73%	78%	64%	71%
San Diego, California	Hilton Garden Inn	71%	70%	73%	57%	70%
Rancho Bernardo, California	Courtyard	68%	66%	60%	52%	63%
Agoura Hills, California	Homewood Suites	86%	86%	83%	83%	82%
San Diego, California	Residence Inn	84%	84%	88%	88%	85%
San Diego, California	Hampton Inn	82%	79%	74%	78%	82%
Highlands Ranch, Colorado	Residence Inn	79%	76%	79%	78%	77%
Highlands Ranch, Colorado	Hilton Garden Inn	70%	68%	63%	63%	70%
Sarasota, Florida	Homewood Suites	74%	71%	60%	63%	77%
Miami, Florida	Homewood Suites	88%	91%	86%	84%	89%
Lakeland, Florida	Courtyard	71%	70%	65%	60%	72%
Miami, Florida	Courtyard	89%	91%	91%	87%	80%
Macon, Georgia	Hilton Garden Inn	62%	68%	64%	60%	71%
Columbus, Georgia	SpringHill Suites	68%	72%	64%	63%	65%
Columbus, Georgia	TownePlace Suites	54%	70%	62%	68%	57%
Boise, Idaho	SpringHill Suites	66%	62%	56%	50%	51%
New Orleans, Louisiana	Homewood Suites	84%	83%	90%	85%	88%
Hattiesburg, Mississippi	Courtyard	74%	75%	77%	75%	76%
Tupelo, Mississippi	Hampton Inn	55%	65%	58%	57%	67%
Omaha, Nebraska	Courtyard	78%	78%	79%	76%	72%
Mahwah, New Jersey	Homewood Suites	82%	81%	74%	72%	76%
Cranford, New Jersey	Homewood Suites	76%	79%	78%	66%	76%
Ronkonkoma, New York	Hilton Garden Inn	80%	74%	74%	74%	82%
Cincinnati, Ohio	Homewood Suites	74%	75%	70%	59%	67%

		Avg. Daily Occupancy Rates (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Memphis, Tennessee	Homewood Suites	72%	74%	74%	73%	73%
Houston, Texas	Residence Inn	80%	82%	75%	71%	76%
Brownsville, Texas	Courtyard	66%	62%	65%	63%	66%
Stafford, Texas	Homewood Suites	77%	68%	73%	69%	82%
San Antonio, Texas	TownePlace Suites	73%	77%	76%	63%	72%
San Antonio, Texas	SpringHill Suites	63%	58%	52%	50%	61%
Addison, Texas	TownePlace Suites	68%	68%	71%	43%	61%
El Paso, Texas	Homewood Suites	81%	82%	79%	74%	58%
Provo, Utah	Residence Inn	74%	70%	72%	77%	78%
Alexandria, Virginia	Courtyard	67%	63%	67%	65%	75%
Richmond, Virginia	Marriott Full Service	66%	66%	61%	57%	63%
Seattle, Washington	Residence Inn	88%	87%	88%	84%	81%
Vancouver, Washington	SpringHill Suites	73%	64%	58%	58%	65%
Kirkland, Washington	Courtyard	81%	74%	78%	71%	71%

(a) Data is provided for the last five years.

PART B

		Revenue per Available Room/Suite (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Montgomery, Alabama	Homewood Suites	$69	$61	$66	$57	$64
Montgomery, Alabama	Hilton Garden Inn	$66	$65	$63	$58	$64
Troy, Alabama	Hampton Inn	$60	$59	$52	$56	$63
Auburn, Alabama	Hilton Garden Inn	$66	$61	$57	$60	$83
Huntsville, Alabama	Hilton Garden Inn	$77	$78	$77	$73	$78
Huntsville, Alabama	Homewood Suites	$83	$83	$81	$70	$76
Prattville, Alabama	Courtyard	$70	$65	$62	$56	$63
Trussville, Alabama	Courtyard	$60	$61	$51	$55	$66
Huntsville, Alabama	TownePlace Suites	$68	$70	$68	$65	$66
Dothan, Alabama	Residence Inn	$72	$82	$78	$77	$73
Tucson, Arizona	Residence Inn	$60	$69	$75	$65	$77
San Diego, California	Hilton Garden Inn	$80	$80	$81	$70	$93
Rancho Bernardo, California	Courtyard	$79	$76	$67	$58	$79
Agoura Hills, California	Homewood Suites	$102	$101	$95	$96	$96
San Diego, California	Residence Inn	$123	$124	$129	$127	$142
San Diego, California	Hampton Inn	$103	$96	$91	$93	$116
Highlands Ranch, Colorado	Residence Inn	$86	$83	$84	$86	$100
Highlands Ranch, Colorado	Hilton Garden Inn	$77	$72	$67	$71	$90
Sarasota, Florida	Homewood Suites	$76	$71	$61	$66	$86
Miami, Florida	Homewood Suites	$109	$106	$97	$96	$110
Lakeland, Florida	Courtyard	$83	$78	$69	$71	$89
Miami, Florida	Courtyard	$127	$120	$110	$100	$95
Macon, Georgia	Hilton Garden Inn	$67	$70	$65	$65	$79
Columbus, Georgia	SpringHill Suites	$64	$67	$59	$58	$62
Columbus, Georgia	TownePlace Suites	$48	$60	$52	$60	$53
Boise, Idaho	SpringHill Suites	$51	$44	$38	$37	$42
New Orleans, Louisiana	Homewood Suites	$129	$118	$121	$114	$128
Hattiesburg, Mississippi	Courtyard	$81	$76	$76	$73	$76
Tupelo, Mississippi	Hampton Inn	$41	$54	$48	$49	$57
Omaha, Nebraska	Courtyard	$100	$91	$91	$86	$94
Mahwah, New Jersey	Homewood Suites	$110	$106	$94	$91	$99
Cranford, New Jersey	Homewood Suites	$99	$104	$103	$89	$106
Ronkonkoma, New York	Hilton Garden Inn	$103	$89	$87	$86	$100
Cincinnati, Ohio	Homewood Suites	$78	$73	$64	$58	$69
Memphis, Tennessee	Homewood Suites	$78	$80	$80	$79	$82
Houston, Texas	Residence Inn	$99	$91	$83	$85	$100
Brownsville, Texas	Courtyard	$60	$54	$55	$55	$62
Stafford, Texas	Homewood Suites	$81	$71	$73	$74	$92
San Antonio, Texas	TownePlace Suites	$64	$67	$67	$57	$71
San Antonio, Texas	SpringHill Suites	$54	$49	$45	$45	$63

		Revenue per Available Room/Suite (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Addison, Texas	TownePlace Suites	$52	$48	$47	$37	$54
El Paso, Texas	Homewood Suites	$86	$89	$84	$78	$67
Provo, Utah	Residence Inn	$69	$62	$63	$69	$75
Alexandria, Virginia	Courtyard	$80	$84	$99	$91	$116
Richmond, Virginia	Marriott Full Service	$86	$83	$75	$69	$81
Seattle, Washington	Residence Inn	$150	$141	$139	$138	$147
Vancouver, Washington	SpringHill Suites	$71	$57	$50	$50	$65
Kirkland, Washington	Courtyard	$104	$93	$90	$84	$104

(a) Data is provided for the last five years.

PART C

		Average Daily Rate (Price) per Room/Suite (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Montgomery, Alabama	Homewood Suites	$93	$91	$87	$90	$101
Montgomery, Alabama	Hilton Garden Inn	$98	$96	$91	$97	$101
Troy, Alabama	Hampton Inn	$103	$94	$87	$90	$88
Auburn, Alabama	Hilton Garden Inn	$105	$102	$101	$111	$117
Huntsville, Alabama	Hilton Garden Inn	$111	$110	$104	$107	$113
Huntsville, Alabama	Homewood Suites	$107	$104	$100	$105	$114
Prattville, Alabama	Courtyard	$97	$93	$89	$90	$92
Trussville, Alabama	Courtyard	$94	$91	$92	$97	$100
Huntsville, Alabama	TownePlace Suites	$94	$93	$89	$91	$89
Dothan, Alabama	Residence Inn	$99	$99	$94	$96	$103
Tucson, Arizona	Residence Inn	$94	$95	$95	$102	$108
San Diego, California	Hilton Garden Inn	$112	$113	$112	$123	$134
Rancho Bernardo, California	Courtyard	$115	$114	$111	$113	$127
Agoura Hills, California	Homewood Suites	$118	$117	$115	$116	$118
San Diego, California	Residence Inn	$147	$148	$148	$145	$168
San Diego, California	Hampton Inn	$126	$121	$124	$119	$142
Highlands Ranch, Colorado	Residence Inn	$109	$109	$107	$110	$130
Highlands Ranch, Colorado	Hilton Garden Inn	$110	$105	$105	$112	$129
Sarasota, Florida	Homewood Suites	$102	$100	$101	$105	$111
Miami, Florida	Homewood Suites	$124	$116	$112	$114	$124
Lakeland, Florida	Courtyard	$117	$113	$107	$119	$123
Miami, Florida	Courtyard	$142	$132	$122	$116	$118
Macon, Georgia	Hilton Garden Inn	$109	$103	$102	$107	$112
Columbus, Georgia	SpringHill Suites	$94	$93	$93	$92	$94
Columbus, Georgia	TownePlace Suites	$88	$85	$84	$89	$93
Boise, Idaho	SpringHill Suites	$76	$72	$68	$73	$81
New Orleans, Louisiana	Homewood Suites	$153	$142	$135	$133	$146
Hattiesburg, Mississippi	Courtyard	$110	$101	$98	$97	$100
Tupelo, Mississippi	Hampton Inn	$75	$83	$82	$86	$84
Omaha, Nebraska	Courtyard	$129	$117	$116	$114	$131
Mahwah, New Jersey	Homewood Suites	$134	$131	$128	$126	$130
Cranford, New Jersey	Homewood Suites	$131	$131	$132	$134	$139
Ronkonkoma, New York	Hilton Garden Inn	$129	$120	$117	$116	$122
Cincinnati, Ohio	Homewood Suites	$104	$97	$91	$98	$103
Memphis, Tennessee	Homewood Suites	$109	$108	$107	$108	$112
Houston, Texas	Residence Inn	$123	$111	$111	$120	$132
Brownsville, Texas	Courtyard	$92	$88	$84	$87	$95
Stafford, Texas	Homewood Suites	$106	$105	$100	$108	$113
San Antonio, Texas	TownePlace Suites	$88	$87	$88	$90	$98
San Antonio, Texas	SpringHill Suites	$85	$85	$87	$89	$102
Addison, Texas	TownePlace Suites	$76	$71	$67	$85	$89
El Paso, Texas	Homewood Suites	$105	$109	$106	$106	$116
Provo, Utah	Residence Inn	$93	$88	$86	$89	$96
Alexandria, Virginia	Courtyard	$119	$134	$147	$140	$156
Richmond, Virginia	Marriott Full Service	$130	$126	$123	$121	$128
Seattle, Washington	Residence Inn	$171	$162	$158	$164	$181

		Average Daily Rate (Price) per Room/Suite (a)
Hotel Location	Franchise	2012	2011	2010	2009	2008
Vancouver, Washington	SpringHill Suites	$96	$90	$88	$86	$100
Kirkland, Washington	Courtyard	$129	$125	$115	$119	$146

(a) Data is provided for the last five years.

Tax and Related Information

	Franchise	Tax Year	Real Property Tax Rate (a)	Real Property Tax
Montgomery, Alabama	Homewood Suites	2012	3.7%	$38,325
Montgomery, Alabama	Hilton Garden Inn	2012	3.7%	44,530
Troy, Alabama	Hampton Inn	2012	3.5%	28,056
Auburn, Alabama	Hilton Garden Inn	2012	5.4%	49,118
Huntsville, Alabama	Hilton Garden Inn	2012	5.8%	52,360
Huntsville, Alabama	Homewood Suites	2012	5.8%	85,217
Prattville, Alabama	Courtyard	2012	3.5%	29,212
Trussville, Alabama	Courtyard	2012	5.5%	57,578
Huntsville, Alabama	TownePlace Suites	2012	5.8%	48,810
Dothan, Alabama	Residence Inn	2012	3.5%	33,591
Tucson, Arizona	Residence Inn	2012	2.9%	206,796
San Diego, California	Hilton Garden Inn	2012	1.1%	248,523
Rancho Bernardo, California	Courtyard	2012	1.1%	277,253
Agoura Hills, California	Homewood Suites	2012	1.2%	209,317
San Diego, California	Hampton Inn	2012	1.1%	270,353
San Diego, California	Residence Inn	2012	1.1%	285,574
Highlands Ranch, Colorado	Hilton Garden Inn	2012	2.8%	119,359
Highlands Ranch, Colorado	Residence Inn	2012	2.8%	185,142
Sarasota, Florida	Homewood Suites	2012	1.9%	85,306
Miami, Florida	Homewood Suites	2012	1.8%	305,693
Lakeland, Florida	Courtyard	2012	1.9%	47,777
Miami, Florida	Courtyard	2012	1.9%	208,447
Macon, Georgia	Hilton Garden Inn	2012	4.0%	84,797
Columbus, Georgia	SpringHill Suites	2012	4.1%	58,030
Columbus, Georgia	TownePlace Suites	2012	2.7%	77,722
Boise, Idaho	SpringHill Suites	2012	2.0%	219,902
New Orleans, Louisiana	Homewood Suites	2013	17.1%	332,650
Hattiesburg, Mississippi	Courtyard	2012	2.5%	100,392
Tupelo, Mississippi	Hampton Inn	2012	2.0%	43,842
Omaha, Nebraska	Courtyard	2012	2.2%	496,490
Mahwah, New Jersey	Homewood Suites	2013	1.7%	166,400
Cranford, New Jersey	Homewood Suites	2013	5.6%	283,608
Ronkonkoma, New York	Hilton Garden Inn	2013	24.0%	508,171
Cincinnati, Ohio	Homewood Suites	2013	5.6%	89,571
Memphis, Tennessee	Homewood Suites	2013	7.8%	213,520
Houston, Texas	Residence Inn	2012	2.5%	256,349
Brownsville, Texas	Courtyard	2012	2.4%	76,887
Stafford, Texas	Homewood Suites	2012	2.4%	82,148
San Antonio, Texas	TownePlace Suites	2012	2.6%	163,412
San Antonio, Texas	TownePlace Suites	2012	2.7%	135,541
Addison, Texas	SpringHill Suites	2012	2.5%	161,895
El Paso, Texas	Homewood Suites	2012	2.7%	323,706
Provo, Utah	Residence Inn	2012	1.2%	117,691
Alexandria, Virginia	Courtyard	2013	1.0%	248,572
Richmond, Virginia	Marriott	2013	1.0%	341,585
Seattle, Washington	Residence Inn	2013	1.1%	483,486
Vancouver, Washington	SpringHill Suites	2013	1.5%	118,908
Kirkland, Washington	Courtyard	2013	1.2%	214,928

(a) Property tax rate is an aggregate figure for county, city and other local taxing authorities (to the extent applicable).

INVESTMENT OBJECTIVES AND POLICIES OF APPLE SEVEN

The following is a description of Apple Seven’s current policies with respect to investments and certain other activities. These policies have been established by the management of Apple Seven. These policies may be amended or waived from time to time at the discretion of the Apple Seven board without a vote of the Apple Seven shareholders. No assurance can be given that Apple Seven’s investment objectives will be attained. Since it entered into the Merger Agreement, Apple Seven’s ability to pursue and implement certain of the objectives and policies described below have been constrained by the restrictions contained in the covenants of the Merger Agreement. See “The Merger Agreement—Conduct of Business by Apple Seven and Apple Eight Pending the Mergers” beginning on page 117.

Investments in Real Estate or Interests in Real Estate

Apple Seven’s primary business objective is to maximize shareholder value by achieving long-term growth in cash distributions to its shareholders. During its acquisition phase, Apple Seven pursued this objective by acquiring hotels and other income-producing real estate in metropolitan areas throughout the United States for long-term ownership. Apple Seven generally acquired fee ownership of its properties. Apple Seven’s policy was to acquire assets where it believed opportunity existed for acceptable investment returns. Apple Seven pursued these objectives primarily through the direct ownership of hotels in metropolitan areas throughout the United States.

Apple Seven completed its acquisition phase in 2008. Its current investment policy/strategy is to enhance shareholder value by increasing funds from operations and cash available for distributions through internal growth and selective hotel renovation. This strategy includes utilizing Apple Seven’s asset management expertise to improve the quality of Apple Seven’s hotels by aggressively managing room rates, partnering with industry leaders in hotel management and franchising the hotels with leading brands, thereby improving the performance of an individual hotel in its local market. When cost effective, Apple Seven renovates its properties to increase its ability to compete in particular markets. Apple Seven believes its planned renovations and strong asset management of its portfolio will continue to increase each hotel’s performance in its individual market, although there can be no assurance of such results.

Although Apple Seven has not yet done so, it also may participate with other entities in property ownership, through joint ventures or other types of common ownership. Apple Seven will only enter into joint ventures to the extent that such ventures are consistent with its goal of acquiring hotels and other income-producing real estate, which Apple Seven believes will provide acceptable investment returns. Equity investments may be subject to existing mortgage financing and other indebtedness which have priority over Apple Seven’s equity interests. Apple Seven has not invested in the securities of other issuers for the purpose of exercising control. It is Apple Seven’s policy that it will not offer securities in exchange for property.

Borrowing Policies

Apple Seven purchased its properties using cash from the proceeds of its best-efforts offering completed in July 2007 and assumed mortgage debt. When advisable, Apple Seven has incurred and may incur medium or long-term debt secured by its properties. Alternatively, Apple Seven might find it necessary to borrow to permit the payment of operating deficits, fund capital expenditures or other corporate needs. Furthermore, properties may be financed or refinanced if Apple Seven deems it in the best interests of the Apple Seven shareholders because, for example, indebtedness can be incurred on favorable terms and the incurring of indebtedness is expected to improve the shareholders’ cash return on invested capital.

Loans obtained by Apple Seven may be evidenced by promissory notes secured by mortgages on its properties. As a general policy, Apple Seven seeks to obtain mortgages securing indebtedness which encumber only the particular property to which the indebtedness relates, but recourse on these loans may include all of Apple Seven’s assets. If recourse on any loan incurred by Apple Seven to acquire or refinance any particular property includes all of its assets, the equity in other properties could be reduced or eliminated through foreclosure on that loan. As of September 30, 2013, 14 of Apple Seven’s properties have mortgages that are secured by the hotels.

The Apple Seven bylaws prohibit Apple Seven from incurring debt if the debt would result in aggregate debt exceeding 100% of “Net Assets,” defined generally to mean assets at cost, before subtracting liabilities, unless the excess borrowing is approved by a majority of the directors and disclosed to the shareholders as required by the bylaws. The bylaws also prohibit Apple Seven from allowing aggregate borrowings to exceed 50% of its “Adjusted Net Asset Value,” defined generally to mean assets at fair market value, before subtracting liabilities, subject to the same exception described in the previous sentence. In addition, the bylaws provide that the aggregate borrowings must be reasonable in relation to Apple Seven’s Net Assets and must be reviewed quarterly by its directors. Subject to the limitations on the permitted maximum amount of debt, there is no limitation on the number of mortgages or deeds of trust which may be placed against any particular property.  Assuming its directors approve, Apple Seven may borrow in excess of the debt limitations described in the previous paragraph in order to acquire a portfolio of properties.

Sale Policies

Apple Seven is under no obligation to sell its properties. However, a sale of one or more properties may occur at any time if Apple Seven deems it advisable based upon current economic considerations, and the Apple Seven board concurs with the decision. In deciding whether to sell a property, Apple Seven will also take into consideration factors such as: the amount of appreciation in value, if any, to be realized; federal, state and local tax consequences; the possible risks of continued ownership; and the anticipated advantages to be gained for the shareholders from selling a property versus continuing to hold property.

Restrictions on Real Estate Activities

The Apple Seven bylaws place certain restrictions on the type of real estate activities Apple Seven conducts. Specifically, Apple Seven’s bylaws state that it will not:

•	invest more than 10% of its total assets in unimproved real property or mortgage loans on unimproved real property;

•	invest in or make mortgage loans on property unless Apple Seven obtains a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title;

•	invest in contracts for the sale of real estate unless they are recordable in the chain of title;

•
make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property (at the time Apple Seven makes or invests in its mortgage loan), including Apple Seven’s loans, would exceed 85% of the appraised value of the property;

•
make or invest in junior mortgage loans, provided that this and the limitation described in the preceding bullet will not apply to Apple Seven taking back secured debt in connection with the sale of any property;

•
incur any indebtedness, secured or unsecured, which would result in an aggregate amount of indebtedness in excess of 100% of Net Assets, unless any excess borrowing over such 100% level is approved by a majority of the independent directors and disclosed to shareholders in Apple Seven’s next quarterly report, along with justification for such excess;

•
allow Apple Seven’s aggregate borrowings to exceed 50% of its Adjusted Net Asset Value (before subtracting any liabilities), unless any excess borrowing over the 50% level is approved by a majority of the independent directors and disclosed to the shareholders in Apple Seven’s next quarterly report, along with justification for the excess; or

•	invest in single-family residential homes, condominiums, secondary homes, nursing homes or mobile home parks.

PRINCIPAL AND MANAGEMENT SHAREHOLDERS OF APPLE SEVEN

The following tables present certain information as to Apple Seven’s directors and executive officers, each owner known to have beneficially owned more than five percent of Apple Seven’s shares and all of Apple Seven’s directors and executive officers as a group. Unless otherwise noted, all information concerning directors and officers was provided by the shareholders listed and reflects their beneficial ownership as of January 8, 2014. There are no shareholders known to Apple Seven who beneficially own more than 5% of the Apple Seven common shares or Apple Seven Series A preferred shares as of January 8, 2014. Except as set forth in the footnotes to the following table, each person named in the tables and included in the director/officer group has sole voting and investment power as to such shares, or shares these powers with his or her spouse or minor children, if any.

Title of Class (1)	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)	Percentage
Common Shares	Glenn W. Bunting	129,356	*
	Kent W. Colton	129,356	*
	Bruce H. Matson	127,039	*
	Glade M. Knight	18,955	*
	Justin G. Knight	21,067	*
	James C. Barden, Jr.	5,500	*
	Above directors and executive officers as a group	431,273	*

Title of Class (1)	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)	Percentage
Series A Preferred Shares	Glenn W. Bunting	129,356	*
	Kent W. Colton	129,356	*
	Bruce H. Matson	127,039	*
	Glade M. Knight	18,955	*
	Justin G. Knight	21,067	*
	James C. Barden, Jr.	5,500	*
	Above directors and executive officers as a group	431,273	*

Title of Class (1)	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)	Percentage
Series B Convertible Preferred Shares	Glade M. Knight	240,000	100%

*	Less than 1%

(1)	Directors and executive officers not listed above for a particular class of securities hold no securities of such class.

(2)
Amounts shown for individuals other than Glade M. Knight and Justin G. Knight consist entirely of securities that may be acquired upon the exercise of Apple Seven options. The Apple Seven Series B convertible preferred shares are convertible into Apple Seven common shares upon the occurrence of certain events, under a formula set forth in Apple Seven’s articles of incorporation which is based on the gross proceeds raised by Apple Seven during its best efforts offering of units. As described under “The Mergers—Interests of Apple REIT Directors and Executive Officers in the Mergers—Conversion of Series B Convertible Preferred Shares” on page 107, Mr. Knight has agreed to assign to certain Apple Seven executive officers, family members and other employees, the benefits (if any) associated with a total of 77,389 Series B convertible preferred shares. Such benefits include the right of conversion upon the happening of the following events: (1) substantially all of Apple Seven’s assets, shares or business is sold or transferred through exchange, merger, consolidation, lease, share exchange, sale or otherwise, other than a sale of assets in liquidation, dissolution or winding up of Apple Seven’s business; or (2) the termination or expiration without renewal of the advisory agreement, dated March 2, 2006, between Apple Seven and Apple Seven Advisors or if Apple Seven ceases to use Apple Suites Realty Group to provide property acquisition and disposition services pursuant to the property acquisition/disposition agreement, dated March 2, 2006, between Apple Seven and Apple Suites Realty Group or (3) the Apple Seven common shares are listed on any securities exchange or quotation system or in any established market. The assignees do not have any voting or disposal rights with respect to the Apple Seven Series B convertible preferred shares unless and until one of the foregoing events occurs, and the Apple Seven merger will trigger the right of conversion. The percentage of Glade M. Knight’s Apple Seven Series B convertible preferred shares whose benefits were assigned to Apple Seven executive officers was as follows: David McKenney (6.27%); Justin Knight (6.27%); Kristian Gathright (6.27%), Bryan Peery (0.78%) and David Buckley (0.39%). Glade M. Knight has also assigned Apple Seven Series B convertible preferred shares to his wife, Kathleen Knight (1.56%), and a partnership of which Justin Knight is the general partner (7.81%).

PRINCIPAL AND MANAGEMENT SHAREHOLDERS OF APPLE EIGHT

The following tables present certain information as to Apple Eight’s directors and executive officers, each owner known to have beneficially owned more than five percent of Apple Eight’s shares and all of Apple Eight’s directors and executive officers as a group. Unless otherwise noted, all information concerning directors and officers was provided by the shareholders listed and reflects their beneficial ownership as of January 8, 2014. There are no shareholders known to Apple Eight who beneficially own more than 5% of the Apple Eight common shares or Apple Eight Series A preferred shares as of January 8, 2014. Except as set forth in the footnotes to the following table, each person named in the tables and included in the director/officer group has sole voting and investment power as to such shares, or shares these powers with his or her spouse or minor children, if any.

Title of Class (1)	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)	Percentage
Common Shares	Glenn W. Bunting	116,969	*
	Kent W. Colton	116,969	*
	Michael S. Waters	116,969	*
	Robert M. Wily	116,969	*
	Glade M. Knight	10,536	*
	Above directors and executive officers as a group	478,412	*

Title of Class (1)	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)	Percentage
Series A Preferred Shares	Glenn W. Bunting	116,969	*
	Kent W. Colton	116,969	*
	Michael S. Waters	116,969	*
	Robert M. Wily	116,969	*
	Glade M. Knight	10,536	*
	Above directors and executive officers as a group	478,412	*

Title of Class (1)	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)	Percentage
Series B Convertible Preferred Shares	Glade M. Knight	240,000	100%

*	Less than 1%

(1)	Directors and executive officers not listed above for a particular class of securities hold no securities of such class.
(2)
Amounts shown for individuals other than Glade M. Knight consist entirely of securities that may be acquired upon the exercise of Apple Eight options. The Apple Eight Series B convertible preferred shares are convertible into Apple Eight common shares upon the occurrence of certain events, under a formula set forth in Apple Eight’s articles of incorporation which is based on the gross proceeds raised by Apple Eight during its best efforts offering of units. As described under “The Mergers—Interests of Apple REIT Directors and Executive Officers in the Mergers—Conversion of Series B Convertible Preferred Shares” on page 107, Mr. Knight has agreed to assign to certain Apple Eight executive officers, family members and other employees, the benefits (if any) associated with a total of 69,351 Series B convertible preferred shares. Such benefits include the right of conversion upon the happening of the following events: (1) substantially all of Apple Eight’s assets, shares or business is sold or transferred through exchange, merger, consolidation, lease, share exchange, sale or otherwise, other than a sale of assets in liquidation, dissolution or winding up of Apple Eight’s business; or (2) the termination or expiration without renewal of the advisory agreement, dated May 24, 2007, between Apple Eight and Apple Eight Advisors or if Apple Eight ceases to use Apple Suites Realty Group to provide property acquisition and disposition services pursuant to the property acquisition/disposition agreement, dated May 24, 2007, between Apple Eight and Apple Suites Realty Group; or (3) the Apple Eight common shares are listed on any securities exchange or quotation system or in any established market. The assignees do not have any voting or disposal rights with respect to the Apple Eight Series B convertible preferred shares unless and until one of the foregoing events occurs, and the Apple Eight merger will trigger the right of conversion. The percentage of Glade M. Knight’s Apple Eight Series B convertible preferred shares whose benefits were assigned to Apple Eight executive officers was as follows: David McKenney (6.27%); Justin Knight (6.27%); Kristian Gathright (6.27%), Bryan Peery (0.78%) and David Buckley (0.78%). Glade M. Knight has also assigned Apple Eight Series B convertible preferred shares to his wife, Kathleen Knight (1.56%).

PRINCIPAL AND MANAGEMENT SHAREHOLDERS OF APPLE NINE

The following tables present certain information as to Apple Nine’s directors and executive officers, each owner known to have beneficially owned more than five percent of Apple Nine’s shares and all of Apple Nine’s directors and executive officers as a group. Unless otherwise noted, all information concerning directors and officers was provided by the shareholders listed and reflects their beneficial ownership as of January 8, 2014. There are no shareholders known to Apple Nine who beneficially own more than 5% of the Apple Nine common shares or Apple Nine Series A preferred shares as of January 8, 2014. Except as set forth in the footnotes to the following table, each person named in the tables and included in the director/officer group has sole voting and investment power as to such shares, or shares these powers with his or her spouse or minor children, if any.

Title of Class (1)	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)	Percentage
Common Shares	Bruce H. Matson	155,442	*
	Michael S. Waters	155,442	*
	Robert M. Wily	155,442	*
	Glade M. Knight	9,222	*
	Justin G. Knight	5,952	*
	James C. Barden, Jr.	5,500	*
	Above directors and executive officers as a group	487,000	*

Title of Class (1)	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)	Percentage
Series A Preferred Shares	Bruce H. Matson	155,442	*
	Michael S. Waters	155,442	*
	Robert M. Wily	155,442	*
	Glade M. Knight	9,222	*
	Justin G. Knight	5,952	*
	James C. Barden, Jr.	5,500	*
	Above directors and executive officers as a group	487,000	*

Title of Class (1)	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)	Percentage
Series B Convertible Preferred Shares	Glade M. Knight	480,000	100%

*	Less than 1%

(1)	Directors and executive officers not listed above for a particular class of securities hold no securities of such class.
(2)
Amounts shown for individuals other than Glade M. Knight and Justin G. Knight consist entirely of securities that may be acquired upon the exercise of Apple Nine options. The Apple Nine Series B convertible preferred shares are convertible into Apple Nine common shares upon the occurrence of certain events, under a formula set forth in Apple Nine’s articles of incorporation which is based on the gross proceeds raised by Apple Nine during its best efforts offering of units. As described under “The Mergers—Interests of Apple REIT Directors and Executive Officers in the Mergers—Conversion of Series B Convertible Preferred Shares” on page 107, Mr. Knight has agreed to assign to certain Apple Nine executive officers, family members and other employees, the benefits (if any) associated with a total of 131,203 Series B convertible preferred shares. Such benefits include the right of conversion upon the happening of the following events: (1) substantially all of Apple Nine’s assets, shares or business is sold or transferred through exchange, merger, consolidation, lease, share exchange, sale or otherwise, other than a sale of assets in liquidation, dissolution or winding up of Apple Nine’s business; or (2) the termination or expiration without renewal of the advisory agreement, dated April 23, 2008, between Apple Nine and Apple Nine Advisors or if Apple Nine ceases to use Apple Suites Realty Group to provide property acquisition and disposition services pursuant to the property acquisition/disposition agreement, dated April 23, 2008, between Apple Nine and Apple Suites Realty Group; or (3) the Apple Nine common shares are listed on any securities exchange or quotation system or in any established market. The assignees do not have any voting or disposal rights with respect to the Apple Nine Series B convertible preferred shares unless and until one of the foregoing events occurs, and the mergers will trigger the right of conversion. The percentage of Glade M. Knight’s Apple Nine Series B convertible preferred shares whose benefits were assigned to Apple Nine executive officers was as follows: David McKenney (6.27%); Justin Knight (6.27%); Kristian Gathright (6.27%), Bryan Peery (0.78%) and David Buckley (0.78%). Glade M. Knight has also assigned Series B convertible preferred shares to his wife, Kathleen Knight (1.56%).

MANAGEMENT OF APPLE NINE

Currently, Apple Nine is externally managed and does not have any employees. Its advisor, Apple Nine Advisors provides Apple Nine with its day-to-day management. Apple Suites Realty Group provides Apple Nine with property acquisition and disposition services. Apple Nine pays fee compensation and reimbursement compensation to Apple Nine Advisors and Apple Suites Realty Group.  Mr. Knight owns all of the outstanding capital stock of Apple Nine Advisors and Apple Suites Realty Group.  Apple Nine and Apple Suites Realty Group use the services of certain officers and employees of Apple Fund Management, a wholly owned subsidiary of Apple Nine Advisors and controlled by Glade M. Knight. Apple Seven and Apple Eight are also externally managed, and have similar arrangements with external advisors and Apple Fund Management.  If the Mergers are consummated, Apple Nine will become a self-managed REIT.  Each Apple REIT will terminate its advisory agreements with its advisors, and Apple Fund Management will become a wholly owned subsidiary of Apple Nine.  As a result, the management of Apple Nine will be employed by Apple Nine, rather than Apple Nine’s external advisor.

For the purposes of this discussion, the term the “Apple REIT Entities” means Apple Six, Apple Seven, Apple Eight, Apple Nine and Apple Ten.  The term the “Advisors” means Apple Six Advisors, Apple Seven Advisors, Apple Eight Advisors, Apple Nine Advisors, Apple Ten Advisors, Apple Suites Realty Group and Apple Six Realty Group, Inc.  The Advisors are wholly owned by Glade M. Knight, Apple Nine’s Chairman and Chief Executive Officer.  Mr. Knight is also Chairman and Chief Executive Officer of Apple Seven, Apple Eight and Apple Ten.  Members of Apple Nine's board are also on the boards of Apple Seven and Apple Eight.  Dr. Colton is on the board of Apple Ten.

On May 14, 2013, Apple Six merged with and into an entity that is not affiliated with the Apple REIT Entities or the Advisors.  Pursuant to the terms and conditions of the merger agreement, dated as of November 29, 2012, upon completion of the merger, the separate corporate existence of Apple Six ceased (the “Apple Six Merger”).  Prior to the Apple Six Merger, Glade M. Knight was Chairman and Chief Executive Officer of Apple Six.

Apple Ten is not a party to the Merger Agreement and will continue to operate separately as an externally managed REIT.  As described below, Apple Nine has agreed to provide Apple Ten the advisory services contemplated under its advisory agreement with Apple Ten Advisors pursuant to the subcontract agreement.

Certain Relationships and Agreements

Apple Nine has engaged in significant transactions with related parties, primarily in connection with its current external management structure, and also in connection with the Apple Six Merger. These transactions are described in detail under the heading “Related Parties” in Apple Nine’s Annual Report on Form 10-K and in Apple Nine’s Quarterly Report on Form 10-Q, both attached hereto as Annex P.  Apple Seven and Apple Eight are also externally managed, and engage in similar related party transactions.  If the mergers are consummated, Apple Nine will become a self-managed REIT, and each Apple REIT will terminate its advisory agreements with its Advisors.  As a result, all of the related party transactions stemming from the current advisory structure of each of the Apple REITs would be eliminated following the mergers.

Separate and apart from the cost allocation and reimbursement arrangements described in the Apple Nine Form 10-K and Form 10-Q, during 2012, certain consideration was provided by Apple Nine’s external advisor, Apple Nine Advisors, to certain executive officers of Apple Nine. This consideration is not a cost of Apple Nine. This consideration is provided pursuant to an agreement entered into by the applicable executive officers and Apple Nine Advisors. Under this agreement, the following individuals have received and may continue to receive (or in the case of Glade M. Knight, retain) consideration which is calculated based on a percentage of the advisory fees paid to Apple Nine Advisors, as follows: Glade M. Knight (50%); David McKenney (14%); Justin Knight (14%); Kristian Gathright (14%); and Bryan Peery (8%). The amount allocated from the advisory fee to each of these individuals is included in the “All Other Compensation” column of the Summary Compensation Table below.

Nelson G. Knight (Glade M. Knight’s son and Justin G. Knight’s brother) is an employee of Apple Fund Management. As described below, Apple Fund Management provides employee personnel for the Apple REIT Entities and Advisors. The portion of Nelson G. Knight’s annual salary allocable to Apple Nine is less than $120,000.

In April 2012, Apple Nine sold its 110 parcels of land leased to Chesapeake Energy Corporation for $198.4 million. The sale was approved by the independent members of the board. Although the purchaser was not affiliated with Apple Nine, a partner of the purchaser, Anthony F. Keating, III, is also a member of the board of Apple Ten.

In May 2012, Apple Nine entered into a Loan Agreement (the “Loan Agreement”) with a commercial bank, which provided for a $30 million non-revolving line of credit with a maturity date of November 15, 2012. During the third quarter of 2012, the line of credit was extinguished and the outstanding principal balance totaling $30 million, plus accrued interest was paid in full. The Loan Agreement was guaranteed by Glade M. Knight, and was secured by assets of Mr. Knight. Mr.

Knight did not receive any consideration in exchange for providing this guaranty and security. The independent directors of the Apple Nine board approved Mr. Knight’s providing a guaranty under the Loan Agreement.

Merger-Related Agreements

In connection with signing the Merger Agreement, on August 7, 2013, the Apple REITs entered into a termination agreement with Apple Seven Advisors, Apple Eight Advisors, Apple Nine Advisors and Apple Suites Realty Group, each of which is owned by Glade M. Knight, to terminate, effective immediately before the effective time of the mergers, the existing advisory agreements and the property acquisition/disposition agreements with respect to the Apple REITs. The termination agreement is more fully described above in the section entitled “Termination Agreement.”

In connection with signing the Merger Agreement, on August 7, 2013, Apple Nine entered into a subcontract agreement with Apple Ten Advisors, which is owned by Glade M. Knight, to subcontract Apple Ten Advisors’ obligations under the advisory agreement between Apple Ten Advisors and Apple Ten From and after the mergers, Apple Nine will provide to Apple Ten the advisory services contemplated under the Apple Ten Advisors advisory agreement and Apple Nine will receive fees and expenses payable under the Apple Ten Advisors advisory agreement from Apple Ten.  The subcontract agreement is more fully described above in the section entitled “Subcontract Agreement.”

In connection with signing the Merger Agreement, on August 7, 2013, Apple Nine entered into an assignment and transfer agreement with Apple Nine Advisors, which is owned by Glade M. Knight and Apple Fund Management, a subsidiary of Apple Nine Advisors, to acquire all of the membership interests in Apple Fund Management effective immediately as of the effective time of the mergers. The transfer agreement is more fully described above in the section entitled “Transfer Agreement.”

In order to induce the Apple REITs to enter into the Merger Agreement, concurrently with the execution of the Merger Agreement, on August 7, 2013, Glade M. Knight entered into a voting agreement with the Apple REITs to vote all of the securities of the Apple REITs beneficially owned by him to approve the Merger Agreement. Among other things, Mr. Knight has also agreed to covert each of his Apple Nine Series B convertible preferred shares into 24.17104 Apple Nine common shares.  The voting agreement is more fully described above in the section entitled “Voting Agreement between the Apple REITs and Glade M. Knight.”

In order to induce the Apple REITs to enter into the Merger Agreement, concurrently with the execution of the Merger Agreement, on August 7, 2013, Apple Nine entered into a conversion agreement with each person to whom Glade M. Knight has assigned certain benefits (if any) associated with certain of his Apple Nine Series B convertible preferred shares.  Each person who has entered into a conversion agreement with Apple Nine has agreed among other things to certain restrictions on the transfer of any Apple Nine Series B convertible preferred shares or benefits relating thereto that such person may beneficially own or hold.  Each person who has entered into a conversion agreement with Apple Nine has agreed to convert each Apple Nine Series B convertible preferred share held by such person into 24.17104 Apple Nine common shares effective immediately before the effective time of the mergers. The conversion agreements are more fully described above in the section entitled “Conversion Agreements.”

Compensation Discussion and Analysis

General Philosophy

Under its current external advisor structure, Apple Nine does not have any employees. Apple Nine Advisors, Apple Nine’s external advisor, provides Apple Nine with its day-to-day management through its wholly owned subsidiary Apple Fund Management.  Apple Fund Management provides similar services to Apple Seven, Apple Eight and Apple Ten through their external advisors.  Apple Fund Management’s executive compensation philosophy is to attract, motivate and retain a superior management team. Apple Fund Management’s compensation program rewards each senior manager for their contributions to the various companies. In addition, Apple Fund Management uses annual incentive benefits that are designed to be competitive with comparable employers and to align management’s incentives with the interests of Apple Nine and its shareholders.

With the exception of Apple Nine’s Chief Executive Officer, Apple Nine’s senior management is compensated through a mix of base salary and bonus designed to be competitive with comparable employers. Apple Nine has not utilized stock based awards or long-term compensation for senior management. Apple Fund Management and Apple Nine believe that a simplistic approach to compensation better matches the objectives of all stakeholders. Each member of Apple Nine’s senior management team performs similar functions for each of the Apple REIT Entities and Advisors. As a result, each senior manager’s total compensation paid by Apple Nine is proportionate to the estimated amount of time devoted to activities associated with Apple Nine. The Chief Executive Officer is Chairman of the boards of directors, Chief Executive Officer and sole shareholder of the Advisors, each of which has various agreements with Apple Nine and Apple Six (prior to the Apple Six Merger), Apple Seven, Apple Eight and Apple Ten. During 2012, the Advisors received fees of approximately $12.9 million from Apple Six (prior to the Apple Six Merger), Apple Seven, Apple Eight, Apple Nine and Apple Ten. The Compensation Committee of the Apple Nine board and Apple Fund Management consider these agreements when developing the Chief Executive Officer’s compensation. As a result, the Apple Nine’s Chief Executive Officer has historically been compensated a minimal amount by Apple Fund Management and thus the allocated share to Apple Nine has been minimal. Annually, the Advisors develop the compensation targets of senior management (as well as goals and objectives) with input from other members of senior management and review these items with the Compensation Committee of the Apple Nine board. Also, in 2012, the Compensation Committee considered the shareholder support for the “say-on-pay” proposal received at the Apple Nine 2012 annual meeting of shareholders. As a result, the Compensation Committee continued to apply the same effective principles and philosophy it has used in previous years in determining executive compensation and will continue to consider shareholder concerns and feedback in the future.

The compensation of the executive officers is allocated to the Apple REIT Entities as discussed above. Apple Nine’s Compensation Committee reviews at least annually the total compensation of the executive officers and Apple Nine’s proportionate share. The executive officers’ total compensation is partially based on the performance of each company included in the allocation using FFO as a guide.

Base and Incentive Salaries

The process of establishing each Apple Nine senior manager’s compensation involves establishing an overall targeted amount based on the senior manager’s overall responsibilities and allocating that total between base and incentive compensation. The overall target is developed using comparisons to compensation paid by other public hospitality REITs, and consideration of each individual’s experience in their position and the industry, the risks and deterrents associated with their position and the anticipated difficulty to replace the individual. It is Apple Nine Advisors’s intention to set this overall target sufficiently high to attract and retain a strong and motivated leadership team, but not so high that it creates a negative perception with Apple Nine’s other stakeholders. Once the overall target is established, approximately 75% of that number is allocated to base salary and the remaining 25% is allocated to incentive compensation. The incentive compensation is then allocated 50% to the overall performance of each participating entity (typically Funds From Operations (FFO) targets based on the company’s current annual budget) and 50% to each individual’s subjective performance objectives. The base compensation and incentive compensation has been allocated through the allocation discussed above which is based on the overall estimated time and use of the personnel and not based on specific performance of an individual or individual entity.

Perquisites and Other Benefits

Senior management may participate in Apple Fund Management’s other benefit plans on the same terms as other employees. These plans include medical and dental insurance, life and disability insurance and 401(k) plan. As noted in the Summary Compensation Table below, Apple Nine provides limited perquisites to its senior managers.

Consideration Provided by Apple Nine Advisors

As discussed above under Certain Relationships and Agreements, separate and apart from the compensation allocation arrangements described above, certain consideration is provided by Apple Nine Advisors to certain executive officers of Apple Nine. This consideration does not necessarily relate to any work done for Apple Nine and, unlike the salary, bonus and benefit plan compensation described above, is not a cost of Apple Nine that is reimbursed under the advisory contract. The amount allocated from the advisory fee to each of these individuals is included in the “All Other Compensation” column of the Summary Compensation Table below. Apple Nine would like to emphasize to the reader that these amounts are not to be added to the amount of the advisory fee and the compensation costs reimbursed to Apple Fund Management on behalf of Apple Nine Advisors when considering the total outflows of cash from Apple Nine to Apple Nine Advisors and to the executive officers. Doing so would result in duplication of these amounts. Instead, these amounts are paid directly by Apple Nine Advisors, which is wholly owned by Glade Knight, and are not in addition to the advisory fee paid to Apple Nine Advisors.

Summary Compensation Table

Name	Position	Year	Salary (1)	Bonus (1)	All Other Compansation (2)	Total (3)
Glade Knight	Chief Executive Officer	2012	$10,000	$115	$1,441,790	$1,451,905
		2011	10,000	157	1,506,605	1,516,762
		2010	12,500	203	749,232	761,935
Bryan Peery	Executive Vice President,	2012	51,000	12,839	234,555	298,394
	Chief Financial Officer	2011	51,000	12,875	246,162	310,037
		2010	50,000	10,147	125,473	185,620
Justin Knight	President	2012	69,300	14,965	409,270	493,535
		2011	69,300	10,046	427,346	506,692
		2010	86,625	12,558	216,986	316,169
David McKenney	President, Capital Markets	2012	69,300	14,953	409,270	493,523
		2011	69,300	10,046	427,346	506,692
		2010	86,625	12,558	217,374	316,557
Kristian Gathright	Executive Vice President,	2012	60,000	15,109	408,965	484,074
	Chief Operating Officer	2011	60,000	10,147	427,475	497,622
		2010	52,084	12,684	216,326	281,094

(1)
The amounts in the Salary and Bonus columns, and a portion of the amounts in the All Other Compensation column represent Apple REIT Nine’s allocated share of each officer’s total compensation from Apple Fund Management.

(2)
Includes the portion of the health insurance, life and disability insurance, parking and 401(k) match paid by Apple Nine. Also includes consideration provided pursuant to an agreement entered into by certain executive officers and Apple Nine Advisors and discussed under Certain Relationships and Agreements. Under this agreement, the following individuals have received (or in the case of Glade M. Knight, who is the owner of Apple Nine Advisors, retained) consideration which is calculated based on a percentage of the advisory fees paid to Apple Nine Advisors, as follows: Glade M. Knight (50%); Bryan Peery (8%); David McKenney (14%); Justin Knight (14%) and Kristian Gathright (14%). Apple Nine would like to emphasize to the reader that these amounts are not to be added to the amount of the advisory fee and the compensation costs reimbursed to Apple Fund Management on behalf of Apple Nine Advisors when considering the total outflows of cash from Apple Nine to Apple Nine Advisors and to the executive officers. Doing so would result in duplication of these amounts. Instead, the amounts set forth below are paid directly by Apple Nine Advisors, which is wholly owned by Glade Knight, and are not in addition to the advisory fee paid to Apple Nine Advisors. The amounts included in this column that represent consideration to an officer from Apple Nine Advisors were:

	2012	2011	2010
Glade Knight	$1,438,658	$1,502,454	$744,881
Bryan Peery	230,185	240,393	119,181
Justin Knight	402,824	420,687	208,567
David McKenney	402,824	420,687	208,567
Kristian Gathright	402,824	420,687	208,567

(3)
As discussed on page 221, represents Apple REIT Nine’s allocated share of each officer’s total compensation from Apple Fund Management, plus the consideration provided by Apple Nine Advisors to the officer as discussed in Note 2 above.

Compensation After the Mergers

After the mergers, the Apple Nine compensation committee will determine the compensation paid to the executive officers of Apple Nine as they will become employees of Apple Nine as a result of the transfer of Apple Fund Management to Apple Nine.  The salary and bonus for the executive officers reflected in the Summary Compensation Table above for 2012 is likely to increase significantly as it only represents Apple Nine’s allocated share of each executive officer’s total annual compensation from Apple Fund Management.  The total 2012 salary and bonus received from Apple Fund Management by each named executive officer other than Glade M. Knight is set forth below and was allocated across Apple Six, Apple Seven, Apple Eight, Apple Nine, Apple Ten and the Advisors:

	Position	Salary	Bonus
Bryan Peery	Executive Vice President,	$300,000	$75,522
	Chief Financial Officer

Justin Knight	President	$350,000	$75,581

David McKenney	President,	$350,000	$75,522
	Capital Markets

Kristian Gathright	Executive Vice President,	$300,000	$75,522
	Chief Operating Officer

Under the subcontract agreement and Apple Fund Managment's arrangement with Apple Suites Realty Group, a portion of the salary and bonus of each named executive officer shown above will continue to be allocated to Apple Ten and Apple Suites Realty Group after the mergers.

The salary and bonus received by Glade Knight as chief executive officer has historically been set at a minimal amount ($50,000 in salary and $573 in bonuses from Apple Fund Management in 2012) as his primary source of compensation came in the form of fees received by the Advisors of which he is the sole shareholder.  Consequently, after the mergers Mr. Knight’s salary and bonus is likely to increase to levels more consistent with comparable REITs that are self-managed.

In addition, after the mergers, the Apple Nine board may adjust the annual director’s fees and meeting fees described below under “—Compensation of Directors.”

Compensation of Directors

The Apple Nine directors’ compensation is reviewed and approved annually by the Apple Nine board. During 2012, the directors of Apple Nine were compensated as follows:

All Directors in 2012. All directors were reimbursed by Apple Nine for travel and other out-of-pocket expenses incurred by them to attend meetings of the directors or a committee and in conducting the business of Apple Nine.

Independent Directors in 2012. The independent directors (classified by Apple Nine as all directors other than Mr. Knight) received annual directors’ fees of $15,000, plus $1,000 for each meeting of the board attended and $1,000 for each committee meeting attended and $1,500 for each special committee meeting attended in regards to Apple Nine’s consideration of the potential consolidation considered in 2012 with Apple Six. Additionally, the Chair of the Audit Committee received an additional fee of $2,500 in 2012 and the Chair of the Compensation Committee received an additional fee of $1,500 in 2012. Under Apple Nine’s Non-Employee Directors’ Stock Option Plan, each non-employee director received options to purchase 36,382 units, exercisable at $10.25 per unit.

Non-Independent Director in 2012. Mr. Knight received no compensation from Apple Nine for his services as a director.

Director Summary Compensation

Director	Year	Fees Earned	Option Awards(1)	Total
Lisa B. Kern(2)	2012	$52,500	$35,080	$87,580
Bruce H. Matson	2012	51,500	35,080	86,580
Michael S. Waters	2012	54,000	35,080	89,080
Robert M. Wily	2012	55,000	35,080	90,080
Glade M. Knight	2012	—	—	—

(1)	The amounts in this column reflect the grant date fair value determined in accordance with FASB ASC Topic 718.
(2)	Resigned from the board effective February 11, 2013 due to a new employment position.

Stock Option Grants in Last Fiscal Year

In 2008, the Apple Nine adopted a Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”). The Directors’ Plan provides for automatic grants of options to acquire Apple Nine Units. The Directors’ Plan applies to directors of Apple Nine who are not employees or executive officers of Apple Nine.

Since adoption of the Directors’ Plan, none of the participants have exercised any of their options to acquire Apple Nine units. The following table shows the options to acquire Apple Nine units that were granted under the Directors’ Plan in 2012:

Option Grants in Last Fiscal Year

Name(1)	Number of Units Underlying Options Granted in 2012(2)
Glade M. Knight	—
Lisa B. Kern(3)	36,382
Bruce H. Matson	36,382
Michael S. Waters	36,382
Robert M. Wily	36,382

(1)	Glade M. Knight is not eligible under the Directors’ Plan.
(2)	Options granted in 2012 are exercisable for ten years from the date of grant at an exercise price of $10.25 per unit.
(3)	Resigned from the board effective February 11, 2013 due to a new employment position.

Board of Directors of Apple Nine After Completion of the Mergers

The Apple Nine board currently has five members, all of whom are expected to continue to serve on the board following the mergers. Pursuant to the Merger Agreement, immediately following the effective time of the mergers, Apple Nine has agreed to expand the size of the Apple Nine board from five to seven directors.  In accordance with Apple Nine’s bylaws, Apple Nine also agreed to elect Glenn W. Bunting and Kent W. Colton, both currently directors of Apple Seven and Apple Eight, to serve as directors of Apple Nine and to hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal. The following table sets forth the names and ages of the individuals Apple Nine currently expects will serve on its board after completion of the mergers. Each of the individuals listed in the table below currently serves on Apple Nine’s board, except Messrs. Bunting and Colton.

Name	Age
Glade M. Knight	69
Bruce H. Matson	56
Michael S. Waters	58
Robert M. Wily	63
James C. Barden, Jr.	54
Glenn W. Bunting	68
Kent W. Colton	69

Set forth below is a description of the persons named in the table above and their principal occupations and employment during at least the past five years and directorships, if any, in public companies other than Apple Nine.

Glade M. Knight. Mr. Knight, 69, is Chairman and Chief Executive Officer of Apple Nine. Mr. Knight also is the founder, Chairman of the Board and Chief Executive Officer of Apple Seven, Apple Eight and Apple Ten. Mr. Knight was the Chairman of the Board and Chief Executive Officer of Apple Six, a lodging REIT, from 2004 until the company merged with an affiliate of Blackstone Real Estate Partners VII in May of 2013. Mr. Knight served in the same capacity for Apple Five, another lodging REIT, from 2002 until the company was sold to Inland American Real Estate Trust, Inc. in October of 2007 and also Apple Two from 2001 until it was sold to an affiliate of ING Clarion in May of 2007. In addition, Mr. Knight served as Chairman and Chief Executive Officer of Cornerstone Realty Income Trust, Inc. until it merged with a subsidiary of Colonial Properties Trust in 2005. Following the merger in 2005 until April of 2011, Mr. Knight served as a trustee of Colonial Properties Trust. Cornerstone Realty Income Trust, Inc. owned and operated apartment communities in Virginia, North Carolina, South Carolina, Georgia and Texas. Mr. Knight is Chairman of the Board of Trustees of Southern Virginia University in Buena Vista, Virginia. He is also a member of the Advisory Board to the Graduate School of Real Estate and Urban Land Development at Virginia Commonwealth University. He has served on a National Advisory Council for Brigham Young University and is a founding member of the University’s Entrepreneurial Department of the Graduate School of Business Management. Mr. Knight serves as the Chair of Apple Nine’s Executive Committee. Mr. Knight has been a member of the board since 2007 and his current term will expire in 2014. The Apple Nine board believes his extensive REIT executive experience and extensive background in real estate, corporate finance and strategic planning provide him with the skills and qualifications to serve as a director.

Bruce H. Matson. Mr. Matson, 56, is a director of Apple Nine and a Vice President and Director of the law firm of LeClair Ryan, a Professional Corporation, in Richmond, Virginia. Mr. Matson joined LeClair Ryan in 1994 and has practiced law since 1983. He is also a director of Apple Seven. He previously served as a director of Apple Two, Apple

Five and Apple Six until the companies were sold in May of 2007, October of 2007 and May of 2013, respectively. Mr. Matson is a member of Apple Nine’s Executive and Audit Committees, and the Chairperson of the Company’s Compensation Committee.  He has been a member of the Apple Nine board since 2008 and his current term will expire in 2015. The Apple Nine board believes his extensive legal and commercial finance experience provide him with the skills and qualifications to serve as a director.

Michael S. Waters. Mr. Waters, 58, is a director of Apple Nine and has served as the President and co-founder of Partnership Marketing, Inc. since 1999. From 1995 through 1998, Mr. Waters served as a Vice President and General Manager of GT Foods, a division of Good Times Home Video. From 1987 to 1995, he served as a Vice President and General Manager of two U.S. subsidiaries (Instant Products of America and Chocolate Products) of George Weston Ltd. (Canada), a fully-integrated food retailer and manufacturer. He is also a director of Apple Eight. He previously served as a director of Apple Two, Apple Five and Apple Six until the companies were sold in May of 2007, October of 2007 and May of 2013, respectively. Mr. Waters is the Chair of Apple Nine’s Audit Committee. Mr. Waters has been a member of the Apple Nine board since 2008 and his current term will expire in 2016. The Apple Nine board believes his strong executive background in corporate finance, marketing, international operations and strategic planning provide him with the skills and qualifications to serve as a director.

Robert M. Wily. Mr. Wily, 63, is a director of Apple Nine and has served as an International Judicial Consultant since 1997. Mr. Wily served as the Director of Client Services of the Center for Claims Resolution in Princeton, New Jersey from 2000 until 2001. He served as the Deputy Chief, Article III Judges Division, of the Administrative Office of the U.S. Courts from 1999 to 2000. He served as the Clerk of Court for the United States Bankruptcy Court for the Eastern District of Virginia from 1986 to 1999 and the District of Utah from 1981 to 1986. Prior to holding those positions, Mr. Wily was in the private practice of law. He also serves as a director of Apple Eight. He previously served as a director of Apple Two, Apple Five and Apple Six until the companies were sold in May of 2007, October of 2007 and May of 2013, respectively. Mr. Wily is a member of Apple Nine’s Executive Committee, Audit Committee and Compensation Committee. Mr. Wily has been a member of the Apple Nine board since 2008 and his current term will expire in 2016. The Apple Nine board believes his extensive experience in corporate finance, law, strategic planning and international relations provides him with the skills and qualifications to serve as a director.

James C. Barden, Jr. Mr. Barden, 54, is a director of Apple Nine and the Managing Director of Morrison Grove Capital Advisors, a real estate advisory and investment company established in 1996. From 1995 to 1996, Mr. Barden worked as an independent contractor for First Union’s Capital Markets Group. Mr. Barden served as a Senior Vice President for Signet Bank, from 1990 until 1995, where his group managed a portfolio of commercial mortgages, construction loans and tax-exempt loans of more the $700 million.  Prior to his years at Signet, Mr. Barden was a Vice President for Crestar Bank in Washington, DC, from 1987 until 1990.  Mr. Barden holds a Bachelors of Science in Commerce from the University of Virginia and a MBA from Virginia Commonwealth University. He has served on several local and regional charity and business boards. Mr. Barden is a member of Apple Nine’s Executive Committee. Mr. Barden has been a member of the Apple Nine board since 2013 and his current term will expire in 2014. Mr. Barden has also been a member of the Apple Seven board since 2013 and is a member of Apple Seven’s executive committee. The Apple Nine board believes his strong real estate advisory and investment experience and his mortgage and financing background provides him with the skills and qualifications to serve as a director.

Glenn W. Bunting. Mr. Bunting, 68, currently serves as a director of Apple Seven and Apple Eight. Since January 2011, Mr. Bunting has served as President of GB Corporation. From 1985 until 2010, Mr. Bunting served as President of American KB Properties, Inc., which developed and managed shopping centers. Mr. Bunting is a former director of Cornerstone Realty Income Trust, of which Glade M. Knight was Chairman and Chief Executive Officer, until its merger with Colonial Properties Trust in 2005. He is a member of the Board of Directors of Landmark Apartment Trust of America (formerly Apartment Trust of America, Inc. and Grubb & Ellis Apartment REIT, Inc.). He previously served as a director of Apple Two and Apple Five until the companies were sold in May of 2007 and October of 2007, respectively. Mr. Bunting has been a board member of Apple Eight since 2007 and is a member of Apple Eight’s Executive Committee, Compensation Committee and serves as Chair of Apple Eight’s Audit Committee. Mr. Bunting has been a board member of Apple Seven since 2006 and is a member of Apple Seven’s Executive Committee and serves as Chair of Apple Seven’s Audit Committee and Compensation Committee. The Apple Nine board believes his extensive REIT experience and strong background in commercial real estate and finance provide him with the skills and qualifications to serve as a director.

Kent W. Colton. Dr. Colton, 69, currently serves as a director of Apple Seven and Apple Eight, and currently serves as Senior Fellow of the Joint Center for Housing Studies at Harvard University and served as Senior Scholar from 1999 until 2010. Since December 2010, Dr. Colton has served as President of The Colton Housing Group. From 1999 until 2010, he served as President of KColton LLC, a consulting and housing research company in McLean, Virginia. Once he received his PhD from MIT in 1972, Dr. Colton worked as an Associate Professor at MIT from 1975-1978 and then as a Professor at BYU from 1978-1981. From April 1984 through May 1999, he was Executive Vice President and Chief Executive Officer of the National Association of Home Builders. From 2001 through March 2005, Dr. Colton served as an independent director of Cornerstone Realty Income Trust, a real estate investment trust (of which Glade M. Knight was

Chairman and Chief Executive Officer) that owned apartment communities. He previously served as a director of Apple Five until the company was sold in October of 2007. Dr. Colton serves on the Board of Trustees for Southern Virginia University in Buena Vista, Virginia. Dr. Colton also serves on the board of Apple REIT Ten. Dr. Colton has been a board member of Apple Eight since 2007 and serves as Chair of Apple Eight’s Compensation Committee. Dr. Colton has been a board member of Apple Seven since 2006 and is a member of Apple Seven’s Executive, Compensation and Audit Committees. The Apple Nine board believes his extensive real estate and financial experience provide him with the skills and qualifications to serve as a director.

Director Resignation.  Lisa B. Kern had been a member of the Apple Nine board since 2008. Ms. Kern was the Chair of the Apple Nine board’s Audit Committee. She also served as a director of Apple Six and Apple Seven.  Effective February 11, 2013, Ms. Kern accepted a new employment position, and as a requirement of the new position in accordance with her employer’s policy prohibiting service on the board of any publicly-held company, she resigned from the boards of Apple Nine, Apple Seven and Apple Six.

Independence of Directors. Apple Nine’s board has determined that Messrs. Bunting and Colton and all of Apple Nine’s current directors, except Mr. Knight, are “independent” within the meaning of the rules of the New York Stock Exchange (which Apple Nine, although not listed on a national exchange, has adopted for purposes of determining such independence). Ms. Kern was also considered to be “independent” during her term as director. In making this determination, the Apple Nine board considered all relationships between the applicable director and Apple Nine, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

The Apple Nine board has adopted a categorical standard that a director is not independent (a) if he or she receives any personal financial benefit from, on account of or in connection with a relationship between Apple Nine and the director (excluding directors fees and options); (b) if he or she is a partner, officer, employee or managing member of an entity that has a business or professional relationship with, and that receives compensation from, Apple Nine; or (c) if he or she is a non-managing member or shareholder of such an entity and owns 10% or more of the membership interests or common stock of that entity. The Apple Nine board may determine that a director with a business or other relationship that does not fit within the categorical standard described in the immediately preceding sentence is nonetheless independent, but in that event, the board is required to disclose the basis for its determination in Apple Nine’s then current annual proxy statement. In addition, the Apple Nine board has voluntarily adopted, based on rules of the New York Stock Exchange, certain conditions that prevent a director from being considered independent while the condition lasts and then for three years thereafter.

Executive Officers of Apple Nine After Completion of the Mergers

After consummation of the mergers it is anticipated that the current executive officers of Apple Nine listed in the table below will continue in their current positions.

Name	Age	Position(s)
Glade M. Knight	69	Chairman of the Board and Chief Executive Officer
David S. McKenney	51	President of Capital Markets
Justin G. Knight	40	President
Kristian M. Gathright	41	Executive Vice President and Chief Operating Officer
Bryan Peery	48	Executive Vice President and Chief Financial Officer
David P. Buckley	45	Executive Vice President and Chief Legal Counsel

Each executive officer is appointed annually by the Apple Nine board at its meeting prior to the annual meeting of shareholders. Detailed information regarding the executive officers who are not directors as of the date of this joint proxy statement/prospectus is set forth below.

David Buckley. Mr. Buckley, 45, currently serves as Executive Vice President and Chief Legal Counsel for Apple Nine and has been with Apple Nine since its inception. In addition, Mr. Buckley serves as Executive Vice President and Chief Legal Counsel for Apple Seven, Apple Eight and Apple Ten, each of which is a real estate investment trust. Mr. Buckley served as Senior Vice President and General Counsel for Apple Two and Apple Five, Executive Vice President and General Counsel for Apple Six, each of which were real estate investment trusts. Apple Two was sold to an affiliate of ING Clarion in May of 2007, Apple Five was sold to Inland American Real Estate Trust, Inc. in October of 2007 and Apple Six merged with an affiliate of Blackstone Real Estate Partners VII in May of 2013. Prior to his service with these companies, from 1999-2005, Mr. Buckley served as an Associate, specializing in commercial real estate, with McGuireWoods, a full-service law firm headquartered in Richmond, Virginia. Mr. Buckley holds a Juris Doctor degree Cum Laude from the University of Richmond, Richmond, Virginia, a Master of Urban and Regional Planning degree from Virginia Commonwealth University, Richmond, Virginia and a Bachelor of Science degree in Industrial Technology from the University of Massachusetts Lowell, Lowell, Massachusetts. Mr. Buckley is a member of the Virginia State Bar and the Richmond Bar Association.

Kristian Gathright. Mrs. Gathright, 41, currently serves as Executive Vice President and Chief Operating Officer for Apple Nine and has been with Apple Nine since its inception. In addition, Mrs. Gathright serves as Executive Vice President and Chief Operating Officer for Apple Seven, Apple Eight and Apple Ten, each of which is a real estate investment trust. Mrs. Gathright served as Chief Operating Officer and Senior Vice President of Operations for Apple Two from its inception until it was sold to an affiliate of ING Clarion in May of 2007. Mrs. Gathright also served as Senior Vice President of Operations for Apple Five from its inception until it was sold to Inland American Real Estate Trust, Inc. in October of 2007. She served as Executive Vice President and Chief Operating Officer of Apple Six and was with the company since its inception in 2004 until it merged into an affiliate of Blackstone Real Estate Partners VII in May of 2013. Prior to managing these companies, Mrs. Gathright served as Assistant Vice President and Investor Relations Manager for Cornerstone Realty Income Trust, a REIT which owned and operated apartment communities in Virginia, North Carolina, South Carolina, Georgia and Texas. From 1996 to 1998, she was an Asset Manager and Regional Controller of the Northern Region Operations for United Dominion Realty Trust, Inc., a real estate investment trust. From 1994 to 1996, she served as a Senior Staff Accountant at Ernst & Young LLP. Mrs. Gathright currently serves as President of the Courtyard Franchise Advisory Council and serves on the Homewood Suites Owners Advisory Council. Mrs. Gathright holds a Bachelor of Science degree, Graduate with Distinction, in Accounting from the McIntire School of Commerce at University of Virginia, Charlottesville, Virginia. Mrs. Gathright passed the Virginia CPA Exam in 1994.

Justin Knight. Mr. Knight (Glade M. Knight’s son), 40, currently serves as President of Apple Nine. He has been with Apple Nine since its inception. Mr. Knight also serves as President of Apple Seven, Apple Eight and Apple Ten, each of which is a real estate investment trust. In addition, Mr. Knight served as President of Apple Two until it was sold to an affiliate of ING Clarion in May of 2007, President of Apple Five until it was sold to Inland American Real Estate Trust, Inc. in October of 2007, and President of Apple Six until it merged with an affiliate of Blackstone Real Estate Partners VII in May of 2013. Mr. Knight joined the companies in 2000. From 1999 to 2000, Mr. Knight served as Senior Account Manager for iAccess.com, LLP, a multi-media training company. From 1997 to 1998, he served as President and Web Design Consultant of a Web development firm—Cornerstone Communications, LLC. From 1996 to 1998, Mr. Knight served as Senior Asset Manager and Director of Quality Control for Cornerstone Realty Income Trust, a REIT that owned and operated apartment communities in Virginia, North Carolina, South Carolina, Georgia and Texas. Mr. Knight serves on the Board of Trustees for Southern Virginia University (SVU) in Buena Vista, Virginia. Mr. Knight also serves on the Marriott Owners Advisory Council, the Hilton Garden Inn Advisory Council and the Residence Inn Association Board. Mr. Knight holds a Master of Business Administration degree with an emphasis in Corporate Strategy and Finance from the Marriott School at Brigham Young University, Provo, Utah. He also holds a Bachelor of Arts degree, Cum Laude, in Political Science from Brigham Young University, Provo, Utah.

David McKenney. Mr. McKenney, 51, has served as President of Capital Markets for Apple Nine since its inception. He also serves as President of Capital Markets for Apple Seven, Apple Eight and Apple Ten, each of which is a real estate investment trust. Mr. McKenney served in the same capacity for Apple Two until its sale to an affiliate of ING Clarion in May of 2007, Apple Five until it was sold to Inland American Real Estate Trust, Inc. in October of 2007 and Apple Six until it merged with an affiliate of Blackstone Real Estate Partners VII in May of 2013. Each of these companies were real estate investment trusts. From 1994 to 2001, Mr. McKenney served as Senior Vice President and Treasurer of Cornerstone Realty Income Trust, Inc., a REIT that owned and operated apartment communities in Virginia, North Carolina, South Carolina, Georgia and Texas. From 1992 to 1994, Mr. McKenney served as Chief Financial Officer for The Henry A. Long Company, a regional development firm located in Washington, D.C. From 1988 to 1992, Mr. McKenney served as a Controller at Bozzuto & Associates, a regional developer of apartments and condominiums in the Washington, D.C. area. Mr. McKenney also has five years of experience with Arthur Andersen & Co. Mr. McKenney is a Certified Public Accountant, holds a Virginia Real Estate Sales License and is a member of the National Association of Real Estate Investment Trusts (NAREIT). Mr. McKenney holds Bachelor of Science degrees in Accounting and Management Information Systems from James Madison University, Harrisonburg, Virginia.

Bryan Peery. Mr. Peery, 48, currently serves as Executive Vice President and Chief Financial Officer for Apple Nine and has been with Apple Nine since its inception. He also serves as Executive Vice President and Chief Financial Officer for Apple Seven, Apple Eight and Apple Ten, each of which is a real estate investment trust. Mr. Peery served as Senior Vice President, Chief Financial Officer and Treasurer for Apple Two and Apple Five and as Executive Vice President and Chief Financial Advisor for Apple Six. Apple Hospitality Two was sold to an affiliate of ING Clarion in May of 2007, Apple Hospitality Five was sold to Inland American Real Estate Trust, Inc. in October of 2007 and Apple Six merged with an affiliate of Blackstone Real Estate Partners VII in May of 2013. Prior to his service with these companies, Mr. Peery served as President (2000-2003), Vice President-Finance (1998-2000) and Controller (1997-1998), of This End Up Furniture Company. Mr. Peery was with Owens & Minor, Inc. from 1991 until 1997, where he last served as Director and Assistant Controller-Financial Reporting. Mr. Peery’s experience also includes five years of service with KPMG LLP. Mr. Peery holds a Bachelor of Business Administration degree in Accounting from the College of William and Mary, Williamsburg, Virginia. Mr. Peery is a Certified Public Accountant.

EXPERTS

Apple Seven

The consolidated financial statements of Apple REIT Seven, Inc. at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012 (including the schedule appearing therein), and the effectiveness of Apple REIT Seven, Inc.’s internal control over financial reporting as of December 31, 2012, included in this joint proxy statement/prospectus of Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Apple Eight

The consolidated financial statements of Apple REIT Eight, Inc. at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012 (including the schedule appearing therein), and the effectiveness of Apple REIT Eight, Inc.’s internal control over financial reporting as of December 31, 2012, included in this joint proxy statement/prospectus of Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Apple Nine

The consolidated financial statements of Apple REIT Nine, Inc. at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012 (including the schedule appearing therein), and the effectiveness of Apple REIT Nine, Inc.’s internal control over financial reporting as of December 31, 2012, included in this joint proxy statement/prospectus of Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

It is a condition to the mergers that each Apple REIT receives opinions from McGuireWoods LLP concerning the United States federal income tax consequences of the mergers. Certain matters of Virginia law, including the validity of the shares of Apple Nine to be issued in the mergers, will be passed upon for Apple Nine by McGuireWoods LLP.

SHAREHOLDER PROPOSALS

2014 Apple Seven Annual Meeting of Shareholders

Apple Seven will not hold an annual meeting of shareholders in 2014 if the mergers are completed because all of the issued and outstanding shares of Apple Seven will be owned by Apple Nine. However, if the Merger Agreement is terminated for any reason, Apple Seven expects to hold an annual meeting of shareholders in 2014. A date has not been set for the 2014 annual meeting.

If Apple Seven holds an annual meeting in 2014, any qualified Apple Seven shareholder who wishes to make a proposal to be acted upon next year at the 2014 Annual Meeting of Shareholders must have submitted such proposal for inclusion in the Proxy Statement and Proxy Card to Apple Seven at its principal office, 814 East Main Street, Richmond, Virginia 23219, by December 10, 2013.

In addition, Apple Seven’s bylaws establish an advance notice procedure with regard to certain matters, including, but not limited to, (i) shareholder proposals not included in Apple Seven’s proxy statement and (ii) the nomination of directors, to be brought before an annual meeting of Apple Seven shareholders. In general, notice must be received by the Secretary of Apple Seven (i) on or after February 1 and before March 1 of the year in which the meeting will be held, or (ii) not less than 60 days before the date of the meeting if the date of such meeting is earlier than May 1 or later than May 31 in such year. The notice must contain specified information concerning the matters or proposed director nominee(s) to be brought before such meeting and concerning the shareholder proposing such matters or director nominee(s). Therefore, if Apple Seven were to hold a 2014 Annual Meeting in May, to be presented at such Annual Meeting, a shareholder proposal must be received by Apple Seven on or after February 1, 2014 but no later than February 28, 2014.

2014 Apple Eight Annual Meeting of Shareholders

Apple Eight will not hold an annual meeting of shareholders in 2014 if the mergers are completed because all of the issued and outstanding shares of Apple Eight will be owned by Apple Nine. However, if the Merger Agreement is terminated for any reason, Apple Eight expects to hold an annual meeting of shareholders in 2014. A date has not been set for the 2014 annual meeting.

If Apple Eight holds an annual meeting in 2014, any qualified Apple Eight shareholder who wishes to make a proposal to be acted upon next year at the 2014 Annual Meeting of Shareholders must have submitted such proposal for inclusion in the Proxy Statement and Proxy Card to Apple Eight at its principal office, 814 East Main Street, Richmond, Virginia 23219, by December 10, 2013.

In addition, Apple Eight’s bylaws establish an advance notice procedure with regard to certain matters, including, but not limited to, (i) shareholder proposals not included in Apple Eight’s proxy statement and (ii) the nomination of directors, to be brought before an annual meeting of Apple Eight shareholders. In general, notice must be received by the Secretary of Apple Eight (i) on or after February 1 and before March 1 of the year in which the meeting will be held, or (ii) not less than 60 days before the date of the meeting if the date of such meeting is earlier than May 1 or later than May 31 in such year. The notice must contain specified information concerning the matters or proposed director nominee(s) to be brought before such meeting and concerning the shareholder proposing such matters or director nominee(s). Therefore, if Apple Eight were to hold a 2014 Annual Meeting in May, to be presented at such Annual Meeting, a shareholder proposal must be received by Apple Eight on or after February 1, 2014 but no later than February 28, 2014.

2014 Apple Nine Annual Meeting of Shareholders

A date has not been set for Apple Nine’s annual meeting of shareholders. Any qualified Apple Nine shareholder who wishes to make a proposal to be acted upon next year at the 2014 Annual Meeting of Shareholders must have submitted such proposal for inclusion in the Proxy Statement and Proxy Card to Apple Nine at its principal office, 814 East Main Street, Richmond, Virginia 23219, by December 10, 2013.

In addition, Apple Nine’s bylaws establish an advance notice procedure with regard to certain matters, including, but not limited to, (i) shareholder proposals not included in Apple Nine’s proxy statement and (ii) the nomination of directors, to be brought before an annual meeting of Apple Nine shareholders. In general, notice must be received by the Secretary of Apple Nine (i) on or after February 1 and before March 1 of the year in which the meeting will be held, or (ii) not less than 60 days before the date of the meeting if the date of such meeting is earlier than May 1 or later than May 31 in such year. The notice must contain specified information concerning the matters or proposed director nominee(s) to be brought before such meeting and concerning the shareholder proposing such matters or director nominee(s). Therefore, assuming Apple Nine holds its 2014 Annual Meeting in May, to be presented at such Annual Meeting, a shareholder proposal must be received by Apple Nine on or after February 1, 2014 but no later than February 28, 2014.

WHERE YOU CAN FIND MORE INFORMATION

Each Apple REIT files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Each Apple REIT’s SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at “http://www.sec.gov.” You also may obtain free copies of the documents filed with the SEC by each Apple REIT by going to the “Investor Information” section of each Apple REIT’s website at http://www.applereitseven.com, http://www.applereiteight.com and http://www.applereitnine.com, respectively. Each Apple REIT’s website address is provided as an inactive textual reference only. The information provided on each Apple REIT’s website is not part of this joint proxy statement/prospectus, and is not incorporated by reference into this joint proxy statement/prospectus.

Each Apple REIT furnishes its shareholders with annual reports containing financial statements audited by its independent registered public accounting firm. Apple Nine has historically furnished annual reports to its shareholders and following the mergers, Apple Nine intends to continue this practice. Financial information contained in all reports to shareholders will be prepared in accordance with generally accepted accounting principles. The annual report will be furnished within 120 days following the close of each fiscal year. Under Apple Nine’s bylaws, Apple Nine is also obligated to send to its shareholders quarterly reports after the end of the first three calendar quarters of each year. Shareholders of Apple Nine will also have the right under applicable law to obtain other information about Apple Nine.

This joint proxy statement/prospectus does not constitute the solicitation of a proxy from any person in any jurisdiction to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. You should rely only on the information contained in this joint proxy statement/prospectus to vote your shares on the applicable Merger Proposal and the other proposals to be presented at the applicable special meeting. None of the Apple REITs have authorized anyone to provide you with information that is different from what is contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated January 16, 2014. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than such date, or that the mailing of this joint proxy statement/prospectus to holders of units of the Apple REITs creates any implication to the contrary.

MULTIPLE SHAREHOLDERS SHARING ONE ADDRESS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single annual report or proxy statement, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

The Apple REITs and some brokers may be householding our proxy materials by delivering proxy materials to multiple shareholders who request a copy and share an address, unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker if your shares are held in a brokerage account or, if you are a shareholder of record of Apple Seven, Apple Eight or Apple Nine, notify the Apple REIT of which you are a shareholder by sending a written or oral request to Investor Relations at Apple REIT Companies, 814 East Main Street, Richmond, Virginia 23219, Tel. (804) 344-8121. Shareholders of the same Apple REIT who share a single address, but receive multiple copies of such Apple REIT’s proxy statement, may request that in the future they receive a single copy by notifying the Apple REIT of which they are a shareholder at the telephone and address set forth in the preceding sentences. In addition, Apple Seven, Apple Eight or Apple Nine, as applicable, will promptly deliver, upon written or oral request made to the address or telephone number above, a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered pursuant to a prior request.

Annex A

AGREEMENT AND PLAN OF MERGER

Dated as of August 7, 2013, as amended

Among

APPLE REIT SEVEN, INC.,

APPLE REIT EIGHT, INC.,

APPLE REIT NINE, INC.,

APPLE SEVEN ACQUISITION SUB, INC.,

and

APPLE EIGHT ACQUISITION SUB, INC.

(continued)

Page
ARTICLE IX General Provisions		A-45
Section 9.1	Nonsurvival of Representations and Warranties	A-45
Section 9.2	Notices	A-45
Section 9.3	Interpretation	A-46
Section 9.4	Counterparts	A-46
Section 9.5	Entire Agreement; No Third-Party Beneficiaries	A-46
Section 9.6	Governing Law	A-46
Section 9.7	Assignment	A-46
Section 9.8	Enforcement	A-46
Section 9.9	Incorporation	A-47
Section 9.10	Non-Recourse	A-47
Section 9.11	Severability	A-47

ARTICLE X Certain Definitions		A-47
Section 10.1	Certain Definitions	A-47
Section 10.2	Other Defined Terms	A-49

EXHIBITS

Exhibit A	-	Voting Agreement
Exhibit B	-	Apple Seven Plan of Merger
Exhibit C	-	Apple Eight Plan of Merger
Exhibit D-1	-	First Apple Nine Articles Amendment
Exhibit D-2	-	Second Apple Nine Articles Amendment
Exhibit E	-	Post Merger Capitalization
Exhibit F	-	List of Terminated Contracts
Exhibit G	-	Termination Agreement
Exhibit H	-	Subcontract Agreement
Exhibit I	-	Assignment and Transfer Agreement

AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated as of August 7, 2013, as amended, among APPLE REIT SEVEN, INC., a Virginia corporation (“Apple Seven”), APPLE REIT EIGHT, INC., a Virginia corporation (“Apple Eight”), (“Apple Eight,” and together with Apple Seven, the “Companies,” or individually a “Company”), APPLE REIT NINE, INC., a Virginia corporation (“Apple Nine,” and together with the Companies, the “Apple REITs,” or individually an “Apple REIT”), and APPLE SEVEN ACQUISITION SUB, INC. a Virginia corporation and wholly-owned subsidiary of Apple Nine (“Seven Acquisition Sub”), and APPLE EIGHT ACQUISITION SUB, INC., a Virginia corporation and wholly-owned subsidiary of Apple Nine (“Eight Acquisition Sub”, and together with Seven Acquisition Sub, the “Acquisition Subsidiaries,” or individually an “Acquisition Subsidiary”).

RECITALS

WHEREAS, the Board of Directors of each of the Apple REITs, based on the unanimous recommendation of a special transaction committee thereof consisting solely of non-employee directors of each Apple REIT (each, a “Special Committee”), has determined that it is advisable and in the best interest of its respective company and its respective shareholders to consummate the transactions described herein, pursuant to which Apple Seven will merge with and into Seven Acquisition Sub (the “Apple Seven Merger”), and Apple Eight will merge with and into Eight Acquisition Sub (the “Apple Eight Merger,” together with the Apple Seven Merger, the “Mergers,” or individually a “Merger”), and each of the Acquisition Subsidiaries will be the surviving corporation (a “Surviving Corporation,” and collectively the “Surviving Corporations”) in such Mergers and the issued and outstanding capital stock of each of the Companies will be converted into the right to receive the merger consideration provided herein.

WHEREAS, as an inducement to the Apple REITs to enter this Agreement, concurrent with the execution of this Agreement, Glade M. Knight (“Mr. Knight”) has entered into a voting agreement with each of the Apple REITs, attached hereto as Exhibit A (the “Voting Agreement”), pursuant to which Mr. Knight has agreed, among other things, to vote the Series B Convertible Preferred Shares, no par value, of each of the Apple REITs (the “Series B Convertible Shares”) held by Mr. Knight to approve this Agreement and the transactions contemplated hereby, including the Mergers.

WHEREAS, immediately before the Effective Time, pursuant to the Termination Agreement, among other things, the Advisory Agreement between Apple Nine and Apple Nine Advisors, Inc. will be terminated.

WHEREAS, pursuant to the terms of the Apple Nine Articles of Incorporation, the Voting Agreement and the conversion agreements, dated as of the date hereof (collectively, the “Conversion Agreements,” or individually a “Conversion Agreement”), between Apple Nine and the persons to whom Mr. Knight has assigned certain benefits associated with certain of his Series B Convertible Preferred Shares, no par value of Apple Nine (the “Apple Nine Series B Shares”), copies of which have been delivered to each of the Apple REITs, the Apple Nine Series B Shares will be converted into common shares, no par value, of Apple Nine (the “Apple Nine Common Shares”) immediately before the Effective Time.

WHEREAS, the Apple REITs intend that for federal, and applicable state, income tax purposes the Mergers shall be treated as “reorganizations” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or alternatively as transactions defined in Section 351 of the Code.  This Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2g.

Certain terms used herein shall have the meanings assigned to them in ARTICLE X.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

ARTICLE I
THE MERGERS

Section 1.1 The Mergers.  Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Virginia Stock Corporation Act (the “VSCA”):

(a) Apple Seven shall be merged with and into Seven Acquisition Sub at the Effective Time in accordance with this Agreement and the Plan of Merger attached hereto as Exhibit B (the “Apple Seven Plan of Merger”).

(b) Apple Eight shall be merged with and into Eight Acquisition Sub at the Effective Time in accordance with this Agreement and the Plan of Merger attached hereto as Exhibit C (the “Apple Eight Plan of Merger”).

(c) Following each of the Mergers, the separate corporate existence of each of the Companies shall cease and each Acquisition Subsidiary shall continue as the Surviving Corporation of the Merger to which it is a party and shall succeed to and assume all the rights and obligations of the Company party to such Merger, in accordance with the VSCA.

Section 1.2 Closing.  The closing of the Mergers (the “Closing”) will take place at the offices of McGuireWoods LLP, 901 East Cary Street, Richmond, Virginia 23219 at 10:00 a.m., Eastern Time, as promptly as practicable (but no later than the second Business Day) after satisfaction or (to the extent permitted by applicable Law) waiver by the party or parties entitled to the benefits thereof of the conditions set forth in ARTICLE VI (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to the satisfaction or waiver (to the extent permitted by applicable Law) of such conditions), or at such other place, time and date as shall be agreed in writing between the Apple REITs.  The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

Section 1.3 Effective Time.  As soon as practicable on the Closing Date, the parties to each of the Mergers shall file articles of merger (the “Articles of Merger”) with respect to such Merger executed in accordance with Section 13.1-720 of the VSCA and shall make all other filings or recordings required under the VSCA to effect each such Merger. The Articles of Merger for each of the Mergers shall specify that such Merger shall become effective at such time and on such date as the Acquisition Subsidiaries and the Companies shall specify in the Articles of Merger with respect to the Mergers (the time on the date that the Mergers become effective being the “Effective Time”), it being understood that the parties to the Mergers shall cause the Effective Time to occur on the Closing Date.

Section 1.4 Effects of the Mergers.  The Mergers shall have the effects set forth in the VSCA.

Section 1.5 Articles and By-Laws.  The articles of incorporation and by-laws of each of the Acquisition Subsidiaries, in each case as in effect immediately prior to the Effective Time, shall become the articles of incorporation and by-laws of the applicable Surviving Corporation as of the Effective Time with the name of the Surviving Corporation changed to the name of the Company party to such Merger as of the Effective Time.

Section 1.6 Apple Nine Articles and Bylaw Amendments.

(a) Prior to or as of the Effective Time, the Articles of Incorporation of Apple Nine (the “Apple Nine Articles”) shall be amended, in accordance with Section 13.1-707 of the VSCA and the terms of the Apple Nine Articles, by the adoption of an amendment in accordance with Section 8.1 thereof to (1) increase the number of authorized Apple Nine Common Shares to 800,000,000, (2) add a provision permitting the Board of Directors or shareholders of Apple Nine to amend the Bylaws of Apple Nine in the event the Apple Nine Common Shares are to be listed on a national securities exchange and effective as of the date the Apple Nine Common Shares are first listed on a national securities exchange (the “Listing Date”), and (3) add restrictions on transfer and ownership of Apple Nine Common Shares to protect real estate investment trust (“REIT”) tax status, as set forth in the Articles of Amendment attached hereto as Exhibit D-1 (the “First Apple Nine Articles Amendment”).  Pursuant to Section 13.1-730 A.5 of the VSCA, the Board of Directors of Apple Nine, based on the unanimous recommendation of its Special Committee, has provided that the holders of Apple Nine Common Shares shall be entitled to appraisal rights under Article 15 of the VSCA in the event the First Apple Nine Articles Amendment becomes effective.

(b) At the Shareholder Meeting (as defined in Section 5.1(c)) of Apple Nine, Apple Nine shall submit for approval an amendment to the Apple Nine Articles providing for a 50% reverse stock split in the event the Apple Nine Common Shares are to be listed on a national securities exchange and effective as of the Listing Date, as set forth in the Articles of Amendment attached hereto as Exhibit D-2 (the “Second Apple Nine Articles Amendment” and together with the First Apple Nine Articles Amendment, the “Apple Nine Articles Amendments”), which amendment may, in the discretion of the Board of Directors of Apple Nine, be filed with the State Corporation Commission of the Commonwealth of Virginia within one year of the Shareholder Meeting of Apple Nine in order to implement such reverse stock split.

(c) As of the Effective Time, the Bylaws of Apple Nine (the “Apple Nine Bylaws”) shall be amended, in accordance with Section 13.1-714 of the VSCA and the terms of the Apple Nine Bylaws, by the adoption of an amendment in accordance with Section 12.1 thereof to (1) eliminate the provisions relating to restrictions on transfer and ownership to protect REIT tax status, and (2) enable the Board of Directors of Apple Nine to amend the Bylaws without shareholder approval upon a Listing Date (the “Apple Nine Bylaws Amendment,” and collectively with the Apple Nine Articles Amendments, the “Apple Nine Amendments”).

Section 1.7 Directors.  The directors of each of the Acquisition Subsidiaries immediately prior to the Effective Time shall be the initial directors of the applicable Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

Section 1.8 Officers.  The officers of each of the Acquisition Subsidiaries immediately prior to the Effective Time shall be the initial officers of the applicable Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

Section 1.9 Additional Directors of Apple Nine.  Immediately following the Effective Time, the number of directors of Apple Nine shall be increased to seven and Glenn W. Bunting and Kent W. Colton shall be elected to serve as additional directors of Apple Nine and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

ARTICLE II
EFFECT OF THE MERGERS ON THE CAPITAL STOCK
OF THE CONSTITUENT CORPORATIONS

Section 2.1 Effect on Capital Stock.

(a) By virtue of the applicable Merger and without any action on the part of the holder of any outstanding capital stock of the Companies:

(i) Apple Seven Merger.  At the Effective Time of the Apple Seven Merger, (a) each issued and outstanding common share, no par value, of Apple Seven (including any fractional shares) (the “Apple Seven Common Shares”) together with the related Series A Preferred Share, no par value, of Apple Seven (including any fractional shares) (the “Apple Seven Series A Shares,” and together with the Apple Seven Common Shares, the “Apple Seven Units”) (other than the Merger Dissenting Shares or any Shares to be cancelled pursuant to Section 2.1(a)(v)) shall be converted into the right to receive 1.0 (the “Apple Seven Unit Ratio”) Apple Nine Common Shares (the “Apple Seven Unit Consideration”), and (b) each issued and outstanding Series B Convertible Preferred Share, no par value, of Apple Seven (the “Apple Seven Series B Shares”) shall be converted into the right to receive a number of Apple Nine Common Shares equal to (1) 24.17104 multiplied by (2) the Apple Seven Unit Ratio (the “Apple Seven Series B Consideration,” and together with the Apple Seven Unit Consideration, the “Apple Seven Consideration”).

(ii) Apple Eight Merger.  At the Effective Time of the Apple Eight Merger, (a) each issued and outstanding common share, no par value, of Apple Eight (including fractional shares) (the “Apple Eight Common Shares”) together with the related Series A Preferred Share, no par value, of Apple Eight (including fractional shares) (the “Apple Eight Series A Shares,” and together with the Apple Eight Common Shares, the “Apple Eight Units”) (other than the Merger Dissenting Shares or any Shares to be cancelled pursuant to Section 2.1(a)(v)) shall be converted into the right to receive .85 (the “Apple Eight Unit Ratio”) Apple Nine Common Shares (the “Apple Eight Unit Consideration”), and (b) each issued and outstanding Series B Convertible Preferred Share, no par value, of Apple Eight (the “Apple Eight Series B Shares”) shall be converted into the right to receive a number of  Apple Nine Common Shares equal to (1) 24.17104 multiplied by (2) the Apple Eight Unit Ratio (the “Apple Eight Series B Consideration,” and together with the Apple Eight Unit Consideration, the “Apple Eight Consideration”). For purposes of this Agreement, “Merger Consideration” shall mean the aggregate of the Apple Seven Consideration and the Apple Eight Consideration.

(iii) Fractional Shares. Fractional Apple Nine Common Shares, rounded to three decimal places, shall be issued with respect to each Merger to the extent necessary.

(iv) Cancellation of Shares.  Each Apple Seven Unit and Apple Eight Unit (including any fractional Units), issued and outstanding immediately prior to the Effective Time that is owned by any of the Apple REITs, the Acquisition Subsidiaries or any of their respective Subsidiaries shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(v) All Shares converted pursuant to Section 2.1(a)(i) and (ii), when so converted, shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate that, immediately prior to the Effective Time, represented any such Shares shall cease to have any rights with respect thereto, except the right to receive the applicable Merger Consideration and any dividends or other distributions to which holders become entitled upon the surrender of such Shares in accordance with Section 2.2(d), without interest.

(b) Surviving Corporations.  By virtue of the Merger to which it is a party and without any action on the part of the holder thereof, each common share, no par value, of each Acquisition Subsidiary issued and outstanding immediately prior to the Effective Time shall remain outstanding as a duly authorized, validly issued, fully paid and nonassessable common share, no par value, of the Surviving Corporation to such Merger, so that thereafter Apple Nine will be the sole and exclusive owner of the outstanding capital stock of each of the Surviving Corporations.

(c) Apple Nine Series B Shares.  In accordance with the terms of the Apple Nine Articles of Incorporation as a result of termination of the Advisory Agreement between Apple Nine and Apple Nine Advisors, Inc. immediately before the Effective Time, and pursuant to the terms of the Voting Agreement and the Conversion Agreements, Mr. Knight and each person to whom Mr. Knight has assigned certain benefits with respect to a portion of his Apple Nine Series B Shares has agreed to convert each of the Apple Nine Series B Shares held by them into 24.17104 Apple Nine Common Shares immediately before the Effective Time.

(d) Apple Nine Series A Shares.  Upon the conversion of the Apple Nine Series B Shares into Apple Nine Common Shares, each Apple Nine Series A Preferred Share, no par value (the “Apple Nine Series A Shares”), associated with each issued and outstanding Apple Nine Common Share (collectively the “Apple Nine Units”) shall terminate automatically in accordance with Section 5.1(f) of the Apple Nine Articles and as a result each Apple Nine shareholder will only hold Apple Nine Common Shares.

(e) Stock Options.

(i) Apple Seven Options.  Apple Seven shall take all requisite action so that at the Effective Time, each outstanding option issued by Apple Seven pursuant to any of its Stock Incentive Plans (an “Apple Seven Stock Option”) shall be converted into an option to acquire such number of Apple Nine Common Shares equal to the product of (x) the number of Apple Seven Units subject to such Apple Seven Stock Option multiplied by (y) the Apple Seven Unit Ratio, rounded down to the nearest whole share.

(ii) Apple Eight Options.  Apple Eight shall take all requisite action so that at the Effective Time, each outstanding option issued by Apple Eight pursuant to any of its Stock Incentive Plans (an “Apple Eight Stock Option”) shall be converted into an option to acquire such number of Apple Nine Common Shares equal to the product of (x) the number of Apple Eight Units subject to such Apple Eight Stock Option multiplied by (y) the Apple Eight Unit Ratio, rounded down to the nearest whole share.

(iii) New Apple Nine Stock Options.  The terms and conditions of each option to acquire Apple Nine Common Shares resulting from the provisions of Section 2.1(e)(i) and (ii) (a “New Apple Nine Stock Option”) shall otherwise generally remain the same as the terms and conditions of such original Apple Seven Stock Option or Apple Eight Stock Option, as the case may be, after giving effect to any acceleration, lapse or other vesting occurring by reason of the Mergers, except that the exercise price per share of each New Apple Nine Stock Option shall be equal to the quotient of (i) the exercise price per share of such original option divided by (ii) the Apple Seven Unit Ratio or the Apple Eight Unit Ratio, as the case may be, rounded up to the nearest whole cent, or except as shall be reasonably necessary to reflect the conversion to an option on Apple Nine Common Shares or as may be required by applicable Law.

(iv) Apple Nine shall take all requisite action to convert each of the options of each of the Companies pursuant to the provisions of this Section 2.1(e), at the Effective Time, including taking all corporate actions necessary to reserve for issuance a sufficient number of Apple Nine Common Shares for issuance upon exercise of the New Apple Nine Stock Options, which, upon issuance pursuant to and in accordance with the terms thereof, shall be duly authorized, validly issued, fully paid and nonassessable.

(f) Certain Adjustments.  If, before the Effective Time (and as permitted by ARTICLE IV), the outstanding Shares or Apple Nine Common Shares shall have been changed into a different number of shares or a different class of shares by reason of any stock dividend, subdivision, reorganization, reclassification, recapitalization, stock split, reverse stock split, combination or exchange of shares, or any similar event shall have occurred, then the Merger Consideration shall be appropriately and proportionately adjusted to provide to the holders of Shares and Apple Nine Common Shares the same economic effect as contemplated by this Agreement prior to such event.

(g) Post Merger Capitalization. Exhibit E attached hereto sets forth in detail the capitalization of Apple Nine immediately following the completion of the Mergers and assumes the exercise of no appraisal rights.

Section 2.2 Exchange Procedures.

(a) Exchange Agent.  Prior to the Effective Time, Apple Nine shall appoint a bank or trust company, which shall be reasonably acceptable to each of the Companies, to act as exchange agent (the “Exchange Agent”) for the exchange of the issued and outstanding Shares for the Merger Consideration.

(b) Provision of Shares.  Apple Nine shall provide to the Exchange Agent on or before the Effective Time, for the benefit of the holders of Shares, certificates representing a sufficient number of Apple Nine Common Shares to be exchanged for the issued and outstanding Shares pursuant to Section 2.1.  Apple Nine shall also make available from time to time after the Effective Time as necessary, cash in an amount sufficient to pay any dividends or distributions to which holders of Shares may be entitled pursuant to Section 2.2(d).

(c) Exchange Procedures.  As promptly as practicable after the Effective Time and in no event later than two Business Days following the Effective Time, the Exchange Agent shall mail to each holder of record of outstanding Shares that were converted into the right to receive the Merger Consideration pursuant to Section 2.1(a) a letter of notification (which shall be in a form and have such other provisions as reasonably agreed upon by the Apple REITs prior to the Effective Time) describing the applicable Merger Consideration issued to each such holder as a consequence of the Mergers.

(d) No Further Ownership Rights in Capital Stock of the Companies.  The Merger Consideration issued upon exchange of the respective Shares of each of the Companies in accordance with the terms of this ARTICLE II shall be deemed to have been issued in full satisfaction of all rights pertaining to the Shares of each of the Companies, subject, however, to the obligation of each of the Companies to pay, without interest and not more than 60 days following the Effective Time, any dividends or make any other distributions with a record date prior to the Effective Time that may have been made by it on its Shares in accordance with the terms of this Agreement or prior to the date of this Agreement and which remain unpaid at the Effective Time and have not been paid prior to such exchange, and there shall be no further registration of transfers on the stock transfer books of the Companies of the Shares that were outstanding immediately prior to the Effective Time.

(e) No Liability.  None of the Apple REITs, Acquisition Subsidiaries or the Exchange Agent shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any portion of the Merger Consideration delivered to the Exchange Agent pursuant to this Agreement that remains unclaimed for 12 months after the Effective Time shall be redelivered by the Exchange Agent to Apple Nine, upon demand, and any holders of Shares that have not been surrendered as contemplated by this Section 2.2 shall thereafter look only to Apple Nine for delivery of the Merger Consideration, subject to applicable abandoned property, escheat and other similar laws.

(f) Withholding Rights.  Apple Nine, the Surviving Corporations and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of Shares such amounts as Apple Nine or the Exchange Agent as the case may be, is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Apple Nine, the Surviving Corporations or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Shares in respect of which such deduction and withholding was made by Apple Nine, the Surviving Corporations or the Exchange Agent as the case may be.

Section 2.3 Appraisal Rights.

(a) The Mergers.  Notwithstanding anything in this Agreement to the contrary, holders of Shares who have properly exercised, perfected and not subsequently withdrawn or lost their appraisal rights with respect thereto in accordance with Article 15 of the VSCA (the “Merger Dissenting Shares”) shall not have any of such Merger Dissenting Shares converted into the right to receive, or become exchangeable for, the Merger Consideration.  The holders of such Merger Dissenting Shares shall be entitled to obtain payment of the fair value of such Merger Dissenting Shares in accordance with the provisions of such Article 15 of the VSCA unless and until such holders fail to perfect or shall have effectively withdrawn or lost their dissenters’ rights under Article 15 of the VSCA.  If, after the Effective Time, any such holder fails to perfect or shall have effectively withdrawn or lost such right, each of such holder’s Merger Dissenting Shares shall thereupon be treated as if it had been converted into the right to receive, and become exchangeable for, at the Effective Time, the Merger Consideration, as provided in Section 2.1 hereof.  Apple Nine shall be responsible for all payments to be made under Article 15 of the VSCA in respect of Merger Dissenting Shares.

(b) The First Apple Nine Articles Amendment.  Notwithstanding anything in this Agreement to the contrary, holders of Apple Nine Common Shares who have properly exercised, perfected and not subsequently withdrawn or lost their appraisal rights with respect thereto in accordance with Article 15 of the VSCA (the “Apple Nine Dissenting Shares” and together with the Merger Dissenting Shares, the “Dissenting Shares”) shall be entitled to obtain payment of the fair value of such Apple Nine Common Shares in accordance with the provisions of such Article 15 of the VSCA unless and until such holders fail to perfect or shall have effectively withdrawn or lost their dissenters’ rights under Article 15 of the VSCA.  Apple Nine shall be responsible for all payments to be made under Article 15 of the VSCA in respect of Apple Nine Dissenting Shares.

Section 2.4 Further Assurances.  If, at any time before or after the Effective Time, any of the parties hereto reasonably believes or is advised that any further instruments, deeds, assignments or assurances are reasonably necessary or desirable to consummate the Mergers or to carry out the purposes and intent of this Agreement at or after the Effective Time, then each of the Apple REITs, the Acquisition Subsidiaries and the Surviving Corporations and their respective officers and directors shall execute and deliver all such proper instruments, deeds, assignments or assurances and do all other things reasonably necessary or desirable to consummate the Mergers and to carry out the purposes and intent of this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Companies.  Except as disclosed in the Disclosure Letter of such Company, each of the Companies, as to itself and its Subsidiaries only, represents and warrants to Apple Nine, the Acquisition Subsidiaries and the other Company as follows:

(a) Organization, Standing and Corporate Power.  Such Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has the requisite corporate power and authority to operate its assets and properties and to carry on its business as it is now being conducted.  Such Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, operations or leasing of its properties makes such qualification, licensing or good standing necessary, other than in such jurisdictions where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, would not have a Material Adverse Effect on such Company.

(b) Company Subsidiaries.  Schedule 3.1(b) of the Disclosure Letter of such Company sets forth each Subsidiary of such Company and its respective jurisdiction of formation, each owner and the respective amount of such owner’s equity interest in such Subsidiary, and a list of each jurisdiction in which such Subsidiary is qualified or licensed to do business and each assumed name under which such Subsidiary conducts business in any jurisdiction.  All the outstanding shares of capital stock of each Subsidiary of such Company that is a corporation have been duly authorized and validly issued, are fully paid and nonassessable and are owned by such Company, by another Subsidiary of such Company or by such Company and another Subsidiary of such Company, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, “Liens”) and free of any preemptive rights or any other limitation or restriction (including any limitation or restriction on the right to vote, sell, transfer, register or otherwise dispose of the shares), and all equity interests in each Subsidiary of such Company that is a partnership, limited liability company or business trust are owned by such Company, by another Subsidiary of such Company, or by such Company and another Subsidiary of such Company, free and clear of all Liens and free of any preemptive rights or any other limitation or restriction (including any limitation or restriction on the right to vote, sell, transfer, register or otherwise dispose of the equity interests).  There are no outstanding options, warrants or other rights to acquire ownership interests of or from any Subsidiary of such Company.  Each Subsidiary of such Company that is a corporation is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to carry on its business as now being conducted and each Subsidiary of such Company that is a partnership, limited liability company or business trust is duly organized and validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as now being conducted.  Each Subsidiary of such Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, operation or leasing of its properties makes such qualification, licensing or good standing necessary, other than in such jurisdictions where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, would not have a Material Adverse Effect on such Company.  Except for interests in the Subsidiaries of such Company and investments in short-term investment securities, neither such Company nor any Subsidiary of such Company owns directly or indirectly any capital stock or other interest (equity or debt) in any other Person.

(c) Capital Structure.  Schedule 3.1(c) of the Disclosure Letter of such Company is a true and complete list of (i) the authorized capital stock of such Company, (ii) the issued and outstanding shares of capital stock of such Company, and (iii) the number of shares of capital stock of such Company reserved for issuance upon exercise of the outstanding stock options of such Company under the Stock Incentive Plans of such Company.  All outstanding shares of capital stock of such Company are, and all shares of capital stock reserved for issuance by such Company will be upon issuance in accordance with the terms specified in the instruments or agreements pursuant to which they are issuable, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any preemptive right, purchase option, call option, right of first refusal, subscription or any other similar right.  Schedule 3.1(c) of the Disclosure Letter of such Company is a true and complete list, as of the date hereof, of all outstanding stock options to purchase capital stock of such Company under the Stock Incentive Plans of such Company, the number of shares of capital stock subject to each such option, the exercise price, date of grant and the names and of holders thereof. Each such option was granted in compliance in all material respects with all applicable Laws and all of the terms and conditions of the Stock Incentive Plans of such Company pursuant to which it was issued.  On the date of this Agreement, except as set forth on Schedule 3.1(c) of the Disclosure Letter of such Company, no shares of capital stock or other voting securities of such Company were issued, reserved for issuance or outstanding.  Except (i) for the shares of capital stock and the options as set forth on Schedule 3.1(c) of the Disclosure Letter of such Company, and (ii) as otherwise permitted under Section 4.1, there are no outstanding securities, options, stock appreciation rights, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which such Company or any Subsidiary of such Company is a party or by which such entity is bound, obligating such Company or any Subsidiary of such Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock, voting securities or other ownership interests of such Company or any Subsidiary of such Company or obligating such Company or any Subsidiary of such Company to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.  Except as set forth on Schedule 3.1(c) of the Disclosure Letter, Mr. Knight is the sole record owner of the Series B Convertible Shares of each of the Companies.  All dividends or distributions on securities of such Company or any Subsidiary of such Company that have been declared or authorized prior to the date of this Agreement have been paid in full.  There are no outstanding bonds, debentures, notes or other Indebtedness of such Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which holders of shares of such Company may vote.  Other than the Voting Agreement, there are no outstanding agreements to which such Company or any Subsidiary of such Company or any of their respective officers or directors is a party concerning the voting, sale, transfer or registration of any capital stock or other equity securities of the Company or any Subsidiary of such Company.

(d) Authority; Noncontravention; Consents.

(i) (A) Such Company has the requisite corporate power and authority to enter into this Agreement and, subject to the Shareholder Approval of such Company to consummate the Merger to which it is a party and the other transactions contemplated by this Agreement.  The execution and delivery of this Agreement by such Company and the consummation by such Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of such Company and no other corporate proceedings on the part of such Company are necessary to authorize this Agreement or to consummate such transactions, subject to receipt of the Shareholder Approval of such Company.  This Agreement has been duly executed and delivered by such Company and constitutes valid and binding obligations of such Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity, whether considered in a proceeding at law or in equity.

(B) The Special Committee of such Company, at a meeting duly called and held, has by unanimous vote of all its members recommended that the Board of Directors of such Company approve and adopt this Agreement, the applicable Plan of Merger and the Ancillary Agreements to which such Company is a party and determined that the transactions contemplated hereby, including the Mergers, are advisable and in the best interests of, the shareholders of such Company. The Board of Directors of such Company, based on the unanimous recommendation of the Special Committee, has (i) determined that the transactions contemplated by this Agreement are advisable, and in the best interests of such Company and the shareholders of such Company, and (ii) approved and adopted this Agreement, the applicable Plan of Merger and the Ancillary Agreements to which such Company is a party and the transactions contemplated hereby and thereby, including the Mergers, and directed that this Agreement and the applicable Plan of Merger be submitted to a vote by such Company’s shareholders.  The Board of Directors of such Company has not subsequently rescinded or modified, in any way, its determinations and approvals discussed above.

(ii) The execution and delivery of this Agreement by such Company do not, and the consummation of the transactions contemplated hereby and compliance by it with the provisions of this Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or require any consent, approval or notice under, or give rise to a right of termination, cancellation or acceleration of any material obligation or loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of such Company or any Subsidiary of such Company under, or result in the triggering of any payments pursuant to, (A) the Organizational Documents of such Company, (B) any loan or credit agreement, note, bond, mortgage, indenture, lease, franchise agreement, license agreement, Permit or other agreement or instrument applicable to such Company or any Subsidiary of such Company or their respective properties or assets, (C) subject to the governmental filings and other matters referred to in the following sentence, any Laws applicable to such Company or any Subsidiary of such Company, or their respective properties or assets, other than, in the case of clause (B) or (C), any such conflicts, violations, defaults, rights or Liens that, individually or in the aggregate would not (1) have a Material Adverse Effect on such Company or (2) reasonably be expected to otherwise prevent such Company from performing its obligations under this Agreement or the transactions contemplated hereby.

(iii) No material consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local government or any court, administrative or regulatory agency or commission, governmental arbitrator or other governmental authority, instrumentality or agency, domestic or foreign (a “Governmental Entity”), is required by or with respect to such Company or any Subsidiary of such Company in connection with the execution and delivery of this Agreement by such Company or the consummation by it of any of the transactions contemplated hereby and thereby, except for (A) the filings with the Securities and Exchange Commission (the “SEC”) of (1) the preliminary and definitive Proxy Statement/Prospectus  relating to the Shareholder Meeting for the Shareholder Approval of such Company and (2) such reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as may be required in connection with this Agreement, the Merger to which such Company is a party and the other transactions contemplated by this Agreement, (B) the filing of Articles of Merger for the Merger to which such Company is a party with the State Corporation Commission of the Commonwealth of Virginia, (C) such filings with Governmental Entities to satisfy the applicable requirements of the laws of states in which such Company and any Subsidiary of such Company are qualified or licensed to do business, as set forth on Schedule 3.1(d)(iii) of the Disclosure Letter of such

Company and (D) such other consents, approvals, orders, authorizations, registrations, declarations and filings (1) as are set forth on Schedule 3.1(d)(iii) of the Disclosure Letter of such Company or (2) which, if not obtained or made, would not reasonably be expected to prevent or delay in any material respect the consummation of such Merger or the other transactions contemplated hereby or otherwise prevent such Company from performing its obligations under this Agreement in any material respect.

(e) SEC Documents; Financial Statements.

(i) Such Company has filed with the SEC all reports, schedules, forms, statements and other documents required to be filed by such Company since January 1, 2010 (as amended through the date hereof, the “SEC Documents of such Company”).  All of the SEC Documents of such Company (other than preliminary material), as of their respective filing dates, were prepared in accordance with, in all material respects, and complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents of such Company.  None of the SEC Documents of such Company, at the time of filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by SEC Documents of such Company later filed by such Company.  Such Company does not have any outstanding and unresolved comments from the SEC with respect to any of the SEC Documents of such Company.  No Subsidiary of such Company is subject to the periodic reporting requirements of the Exchange Act or is otherwise required to file any forms, reports, schedules statements or other documents with the SEC, any foreign Governmental Entity that performs a similar function to that of the SEC or any securities exchange or quotation service.  Such Company has made available to the other Apple REITs copies of all material correspondence between the SEC, on the one hand, and such Company and any of the Subsidiaries of such Company, on the other hand, since January 1, 2010 through the date of this Agreement.  At all applicable times, such Company has complied in all material respects with the applicable certification requirements of the Sarbanes-Oxley Act of 2002 and rules and regulations promulgated thereunder, as amended from time to time (the “Sarbanes-Oxley Act”).

(ii) The audited consolidated financial statements and unaudited consolidated interim financial statements of such Company and its Subsidiaries included or incorporated by reference in the SEC Documents of such Company (including, in each case, any notes thereto) complied, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto (including, without limitation, Regulation S-X), were prepared in accordance with United States generally accepted accounting principles (“GAAP”) (except, in the case of unaudited interim financial statements, as permitted by Forms 10-Q or 8-K of the SEC) applied on a consistent basis during the periods and at the dates involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial condition of such Company and its Subsidiaries taken as a whole as of the dates thereof and consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim financial statements, to the absence of notes and normal year-end adjustments).  The books of account and other financial records of such Company and its Subsidiaries are accurately reflected in all material respects in the financial statements included in the SEC Documents of such Company.  Such Company has no Subsidiary which is not consolidated for accounting purposes.

(iii) There are no material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect such Company’s ability to record, process, summarize and report financial data.  Such Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) designed to ensure that material information relating to such Company, including its consolidated Subsidiaries, is made known to its principal executive officer and principal financial officer.  Such Company has evaluated the effectiveness of such Company’s disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable SEC Documents of such Company that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation.  To such Company’s Knowledge, such disclosure controls and procedures are effective in timely alerting such Company’s principal executive officer and principal financial officer to information required to be included in such Company’s periodic reports required under the Exchange Act.  Since the enactment of the Sarbanes-Oxley Act, neither such Company nor any Subsidiary of such Company has made any prohibited loans to any director or executive officer of such Company (as defined in Rule 3b-7 under the Exchange Act).

(iv) Neither such Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar contract (including any contract or arrangement relating to any transaction or relationship between or among such Company or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand), or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the Securities Act), where the result, purpose or effect of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, such Company or any of its Subsidiaries in such Company’s or the Subsidiaries’ published financial statements or any of the SEC Documents of such Company.

(f) Absence of Certain Changes or Events.  Except as disclosed in the SEC Documents of such Company, since December 31, 2012 (the “Financial Statement Date”) and through the date of this Agreement, such Company and its Subsidiaries have conducted their respective businesses only in the ordinary course consistent with past practices and there has not been (i) a Material Adverse Effect on such Company, nor has there been any occurrence or circumstance that, individually or in the aggregate, has had, or would with the passage of time reasonably be expected to result in, a Material Adverse Effect on such Company, (ii) except for regular monthly distributions (in the case of such Company) not in excess of the per share amount as set forth on Schedule 3.1(f) of the Disclosure Letter of such Company with customary record and payment dates, any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any outstanding security of such Company or any Subsidiary of such Company, (iii) any split, combination or reclassification of any capital stock of such Company or any issuance or the authorization of any issuance of any other securities of such Company in respect of, in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, shares of beneficial interest of such Company or any issuance of an ownership interest in, any Subsidiary of such Company except as contemplated by this Agreement, (iv) any issuance of options of such Company except in the ordinary course of business or restricted shares of the capital stock of such Company, (v) any amendment of any term of any outstanding security of such Company or any Subsidiary of such Company, (vi) any repurchase, redemption or other acquisition by such Company or any Subsidiary of such Company of any outstanding shares, stock or other securities of, or other ownership interests in, such Company or any Subsidiary of such Company, (vii) any damage or destruction to or loss of the Property of such Company, not covered by insurance, that, individually or in the aggregate, has or would have a Material Adverse Effect on such Company, (viii) any change in accounting methods, principles or practices or any change in any tax method or election, that, individually or in the aggregate, has or would have a Material Adverse Effect on such Company, by such Company or any Subsidiary of such Company materially affecting its assets, liabilities or business, except insofar as may have been required by a change in GAAP or regulatory accounting principles, (ix) the entering into or amendment of any employment, consulting, severance, retention, change in control, tax gross-up, deferred compensation, special or stay bonus, or any other agreement between such Company and any officer or any director of a Subsidiary of such Company or other employee or contractor of such Company, (x) any increase in the amount of compensation, bonus or other benefits payable to any current or former director, trustee, officer or other employee (other than in the ordinary course of business consistent with past practices), of such Company or its Subsidiaries, (xi) any grant of severance or termination pay or benefits (or any increase in the amount of such pay or benefits) to any current or former director, trustee, officer or other employee of such Company or the Subsidiaries of such Company that would be payable at or after the Effective Time, (xii) any material incurrence, assumption or guarantee by such Company or any Subsidiary of such Company of any indebtedness, (xiii) any creation or assumption by such Company or any Subsidiary of such Company of any Lien in an amount, individually or in the aggregate, in excess of $500,000 on any asset, (xiv) any material commitment, contractual obligation (including any Franchise Agreement of such Company or any Management Agreement Documents of such Company, any lease (capital or otherwise) or any letter of intent), borrowing, guaranty, capital expenditure (outside the ordinary course) or transaction entered into by such Company or by any Subsidiary of such Company, or (xv) any making of any material loan, advance or capital contribution to or investment in any Person.

(g) Litigation.  There is no pending or, to the Knowledge of such Company, threatened material Legal Action or material investigation pending by a Governmental Entity against or affecting (i) such Company or any Subsidiary of such Company or any asset of such Company or any Subsidiary of such Company or (ii) any director, officer or employee of such Company or any Subsidiary of such Company or other Person for whom such Company or any Subsidiary of such Company may be liable, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against such Company or any Subsidiary of such Company.  Other than pursuant to the Organizational Documents of such Company, no Contract between such Company or any Subsidiary of such Company and any current or former director, officer, employee or shareholder (or equivalent interest holder) exists that provides for indemnification.

(h) Taxes.

(i) Such Company and each Subsidiary of such Company have timely filed all material Tax Returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a Governmental Entity having authority to do so).  All such Tax Returns are true, correct and complete in all material respects.  Such Company and each Subsidiary of such Company have paid (or such Company has paid on their behalf), within the time and manner prescribed by law, all material Taxes shown as due and payable on such Tax Returns.  The most recent financial statements contained in the SEC Documents of such Company filed with the SEC prior to the date of this Agreement reflect an adequate reserve or accrued liabilities or expenses for all Taxes due and payable by such Company and its Subsidiaries as a group for all taxable periods and portions thereof through the date of such financial statements, except for failures to reflect adequate reserves that would not in the aggregate be material.  Such Company and its Subsidiaries (as a group) have established on their books and records (which may, but are not required to, be reflected only on the books and records of such Company) reserves or accrued liabilities or expenses that are adequate for the payment of all material Taxes for which such Company or any Subsidiary of such Company is liable but which are not yet due and payable.  Such Company has incurred no liability for any Taxes under Sections 857(b), 860(c) or 4981 of the Code or Treasury Regulation Sections 1.337(d)-5, 1.337(d)-6 or 1.337(d)-7 (other than built-in gain to Apple Eight in connection with the purchase of its Subsidiaries interest in Apple Hospitality Air LLC from a subsidiary of Apple Six), including, without limitation, any Tax arising from a prohibited transaction described in Section 857(b)(6) of the Code and the excise tax on redetermined rents, redetermined deductions, and excess interest under Section 857(b)(7) of the Code; and neither such Company nor any of its Subsidiaries has incurred any material liability for Taxes other than in the ordinary course of business and other than transfer or similar Taxes arising in connection with the sale of property.  No material deficiencies for Taxes have been asserted or assessed in writing by a Governmental Entity against such Company or any of its Subsidiaries, and no requests for waivers of the time to assess any such Taxes have been granted and remain in effect or are pending.  No material claim is pending or proposed by any Governmental Entity in any jurisdiction where such Company or any Subsidiary of such Company do not file Tax Returns that such Company or any Subsidiary of such Company is or may be subject to taxation by such jurisdiction, nor are there any facts that could reasonably be expected to give rise to such a claim.  Copies of all material Tax Returns with respect to taxable years commencing on or after the taxable year ending December 31, 2008 have been delivered to or made available to representatives of the other Apple REITs.  For purposes of this Agreement, “Taxes” shall mean any U.S. federal, state, local or foreign income, gross receipts, license, payroll, employment withholding, property, sales, excise or other tax or governmental charges of any nature whatsoever, together with any penalties, interest or additions thereto and “Tax Return” shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

(ii) Such Company (A) for all of its taxable years beginning either (i) upon formation or (ii) upon the commencement of the first taxable year following the year of its formation through the most recent December 31, has been subject to taxation as a REIT under the Code within the meaning of Section 856 of the Code and has satisfied the requirements to qualify as a REIT for such years, (B) has operated, and intends to continue to operate, in such a manner as to qualify as a REIT upon closing of the transactions contemplated hereby, and (C) has not taken or omitted to take any action which could reasonably be expected to result in a challenge by the Internal Revenue Service (“IRS”) to its status as a REIT, and, to the Knowledge of such Company, no such challenge is pending or threatened in writing.  Each Subsidiary of such Company that files Tax Returns as a partnership (or is a disregarded entity), for U.S. federal income tax purposes has, since inception, been classified for federal income tax purposes as a partnership (or as a disregarded entity) and not as a corporation or as an association taxable as a corporation, or a “publicly traded partnership” within the meaning of Section 7704(b) of the Code that is treated as a corporation for U.S. federal income tax purposes under Section 7704(a) of the Code.  Each Subsidiary of such Company which is a corporation has been since its formation classified as a qualified REIT subsidiary under Section 856(i) of the Code, a taxable REIT subsidiary under Section 856(l) of the Code or as a REIT.

(iii) (A) Neither such Company nor any Subsidiary of such Company is a party to any material pending action or proceeding, including any audit or contest, by any Governmental Entity with regard to Taxes or Tax Returns of such Company or any Subsidiary of such Company; (B) no material written claim for assessment or collection of Taxes has been asserted against such Company or any Subsidiary of such Company; (C) there are no audits pending with or proposed in writing by any taxing authority with respect to any material Taxes or Tax Returns of such Company or any Subsidiary of such Company; and (D) neither such Company nor any Subsidiary of such Company has requested, received or is subject to any written ruling of a taxing authority or has entered into any written agreement with a taxing authority with respect to any Taxes.

(iv) Such Company does not have any earnings and profits attributable to such Company or any other corporation for any non-REIT year within the meaning of Section 857 of the Code.

(v) Neither such Company nor any Subsidiary of such Company has made any payments, or is obligated to make any payments, or is a party to an agreement that could obligate it to make any payments that will not be deductible under Section 280G of the Code.

(vi) Neither such Company nor its Subsidiaries is or has been a party to any Tax allocation or sharing agreement.

(vii) Neither such Company nor its Subsidiaries has any liability for the Taxes of any Person other than such Company and its Subsidiaries (A) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law) or (B) as a transferee or successor.

(viii) There are no Tax Protection Agreements for such Company.

(ix) All material amounts of Taxes which such Company or its Subsidiaries are required by Law to withhold or collect, including material Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party and sales, gross receipts and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper Governmental Entities or, if not yet due, are held in separate bank accounts for such purpose.  There are no Encumbrances for material Taxes upon the assets of such Company or its Subsidiaries except for statutory Liens for Taxes not yet due.

(x) None of the Company or any of its Subsidiaries has either been a “distributing corporation” or a “controlled corporation” in a distribution occurring during the last five years in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.

(i) Related Party Transactions.  There is no (i) loan outstanding from or to any employee, officer or director of such Company or any Subsidiary of such Company, (ii) employment or severance contract or other arrangement with respect to severance with respect to any employee, officer or director of such Company or any Subsidiary of such Company, or (iii) any agreement to appoint or nominate any person as a director of such Company or any Subsidiary of such Company.  Except for compensation, benefits and advances received in the ordinary course of business by employees, directors or consultants of such Company or its Subsidiaries, there are no arrangements, agreements or contracts which continue in effect as of the date hereof entered into by such Company or any of its Subsidiaries, on the one hand, and any Person who is an officer, director or affiliate of such Company or any Subsidiary of such Company, any member of the “immediate family” (as such term is defined in Item 404 of Regulation S-K promulgated under the Securities Act) of the foregoing or an entity of which any of the foregoing is an Affiliate, on the other hand.  True and materially complete copies of all such documents have been made available to the other Apple REITs prior to the date hereof and each such document is listed on Schedule 3.1(i) of the Disclosure Letter of such Company. Except as set forth on Schedule 3.1(i) of the Disclosure Letter or as contemplated by this Agreement, neither such Company nor any of its Subsidiaries is a party to any agreement or arrangement with Mr. Knight or his Affiliates.

(j) Opinion of Financial Advisor; No Brokers.  The financial advisor identified on Schedule 3.1(j) of the Disclosure Letter of such Company has delivered its opinion, addressed to the Special Committee of such Company to the effect that, as of the date of such opinion and subject to the qualifications, assumptions and limitations set forth therein, the applicable Unit Ratio is fair, from a financial point of view, to the holders of Units of such Company (other than the other Apple REITs and their respective Affiliates).  It is agreed and understood that each such opinion is for the Special Committee to whom it is addressed and may not be relied upon by Apple Nine or the Acquisition Subsidiaries. As of the date of this Agreement, such opinion has not been withdrawn, revoked or modified in any material respect.  Such Company will provide to the other Apple REITs, solely for informational purposes, a photocopy of the written version of the opinion described in this Section 3.1(j) after receipt thereof by such Company.  Except for the financial advisor identified on Schedule 3.1(j) of the Disclosure Letter of such Company, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Company or any Subsidiary of such Company.  Such Company has provided or made available to the other Apple REITs true and correct copies of any and all contracts and agreements pursuant to which any financial advisor would be entitled to receive any brokerage, finder’s or other fee or commission from such Company or any Subsidiary of such Company in connection with this Agreement, the Mergers or any of the transactions contemplated hereby.

(k) Permits; Compliance with Laws.

(i) Such Company and its Subsidiaries, or the management companies for the Properties of such Company, own and/or possess all franchises, grants, easements, consents, certificates, permits, licenses (including liquor licenses), variances, authorizations, exemptions, orders, registrations and approvals of all Governmental Entities (the “Permits”) necessary for it to own, lease and operate the properties and assets of such Company or to carry on the business of such Company as it is now being conducted by such Company, except where the failure to have such Permits, individually or in the aggregate, would not have a Material Adverse Effect on such Company.  All such Permits of such Company are in full force and effect.  Neither such Company nor any Subsidiary of such Company has received notice that any suspension, modification or revocation of any Permit is pending or, to the Knowledge of such Company, threatened nor, to the Knowledge of such Company, do grounds exist for any such action, except for such suspensions, modifications or revocations, individually or in the aggregate, as would not have a Material Adverse Effect on such Company.

(ii) Neither such Company nor any of its Subsidiaries has violated or failed to comply with any such Permit, or any statute, law, ordinance, regulation, rule, judgment, decree or order of any Governmental Entity applicable to its business, properties or operations, except for violations and failures to comply that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on such Company.

(iii) To the Knowledge of such Company, neither such Company nor any Subsidiary of such Company nor any director, officer, agent or employee of such Company or any Subsidiary of such Company has taken any action, directly or indirectly, that would constitute a violation in any material respect by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

(l) Contracts.

(i) Except for Contracts which are entered into by a third-party manager on behalf of such Company pursuant to any Management Agreement Document of such Company or Contracts which such Company was required to enter into pursuant to the terms of a Management Agreement Document of such Company, none of which are material to such Company, Schedule 3.1(l)(i) of the Disclosure Letter of such Company contains a list of the following Contracts such Company or any Subsidiary of such Company is party thereto as of the date hereof:

(A) any lease of personal property with third parties other than such Company or any Subsidiary of such Company, providing for annual rentals of $500,000 or more;

(B) any lease, sublease, license or occupancy agreement of real property with third parties other than such Company or any Subsidiary of such Company, providing for annual rentals of $500,000 or more;

(C) any partnership, limited liability company agreement, joint venture or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture, which is not a wholly-owned Subsidiary of such Company;

(D) any Contract under which indebtedness for borrowed money is outstanding in an amount in excess of $500,000 (including guarantees) or may be incurred or pursuant to which any property or asset of such Company or any Subsidiary of such Company is mortgaged, pledged or otherwise subject to a Lien, or any Contract restricting the incurrence of indebtedness or the incurrence of Liens or restricting the payment of dividends or the transfer of any Property of such Company or a Subsidiary of such Company;

(E) any Contract with current or ongoing obligations (as to such Company) currently required to be filed as an exhibit to the Annual Report of such Company on Form 10−K pursuant to Item 601(b)(10) of Regulation S−K under the Securities Act;

(F) any Contract that purports to limit in any respect the right of  such Company or its Subsidiaries or any Affiliate of such Company (1) to engage in any line of business, or (2) to compete with any person or operate in any location;

(G) any Contract providing for the sale or exchange of, or option, right of first refusal or offer, or similar right, to sell or exchange, any of the Properties of such Company, or for the purchase or exchange of, or option, right of first refusal or offer, or similar right to purchase or exchange, any real estate entered into in the past two years or in respect of which the applicable transaction had not been consummated;

(H) any Contract entered into in the past two years or in respect of which the applicable transaction had not been consummated for the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets (other than Contracts referenced in clause (G) of this Section 3.1(l)(i)) or capital stock or other equity interests of another Person for aggregate consideration in excess of $500,000, in each case other than in the ordinary course of business and in a manner consistent with past practice;

(I) any Contract pursuant to which such Company, any Subsidiary of such Company or any other Person manages any real property;

(J) other than Contracts for ordinary repair and maintenance, any Contract relating to the development or construction of, or additions or expansions to, the Properties of such Company, under which such Company or any Subsidiary of such Company has, or expects to incur, an obligation in excess of $1,000,000 in the aggregate that has not been satisfied as of the date hereof;

(K) any Contract to which such Company or any Subsidiary of such Company has continuing indemnification obligations relating to the settlement or proposed settlement of any Legal Action, which involves the issuance of equity securities or the payment of an amount, in any such case, having a value of more than $1,000,000;

(L) any Contract that provides for any unpaid settlement or proposed settlement of any Legal Action in which the amount to be paid in settlement is in excess of $500,000;

(M) any license, royalty or other Contract concerning Intellectual Property the absence of which would have, individually or in the aggregate, a Material Adverse Effect on such Company and its Subsidiaries;

(N) any Contract that is material to such Company and any Subsidiary of such Company, taken as a whole, and contains any so-called “most favored nations” or similar provisions requiring such Company or any Subsidiary of such Company to offer a Person any terms or conditions that are at least as favorable as those offered to any other Person;

(O) any Contract that provides for a guarantee in an amount in excess of $500,000 of the obligations of any Person that is not such Company or any Subsidiary of such Company; and

(P) any Contract (other than Contracts referenced in clauses (A) through (O) of this Section 3.1(l)(i)) which by its terms calls for payments by or liability of such Company or any Subsidiary of such Company in excess of $500,000 other than any Contract under this clause (P) that, by its terms, is terminable within six months of this Agreement (without termination fee or penalty).  The Contracts described in clauses (A) through (P) and those required to be identified on Schedule 3.1(l)(i) of the Disclosure Letter of such Company, the Franchise Agreements of such Company and the Management Agreement Documents of such Company, in each case together with all exhibits and schedules thereto being, the “Material Contracts of such Company.”

(ii) Except for such breaches and defaults as, individually or in the aggregate, would not result in a Material Adverse Effect on such Company, (A) neither such Company nor any Subsidiary of such Company is and, to such Company’s Knowledge, no other party is in breach or violation of, or default under, any Material Contract of such Company, (B) none of such Company or any of its Subsidiaries has received any claim of default under any such Material Contract of such Company, and (C) no event has occurred which would result in a breach or violation of, or a default under, any Material Contract of such Company (in each case, with or without notice or lapse of time or both).  Each Material Contract of such Company is valid, binding and enforceable in accordance with its terms and is in full force and effect.  Such Company has made available to the other Apple REITs true and complete copies of all Material Contracts of such Company, including any amendments or supplements thereto.

(iii) There are no Contracts or material transactions between such Company or any Subsidiary of such Company, on the one hand, and any (A) officer or director of such Company or any Subsidiary of such Company, (B) record or beneficial owner of 5% or more of the voting securities of such Company, or (C) associate (as defined in Rule 12b-2 under the Exchange Act) or affiliate of any such officer, director or record or beneficial owner of such Company, on the other hand.

(m) Environmental Matters.

(i) Such Company and each Subsidiary of such Company has obtained all licenses, permits, authorizations, approvals and consents from Governmental Entities which are required in respect of its business, operations, assets or properties under any applicable Environmental Laws  and such Company and each Subsidiary of such Company is in compliance in all material respects with the terms and conditions of all such licenses, permits, authorizations, approvals and consents and with any applicable Environmental Laws except where failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect on such Company, and there are no past or present actions, activities, circumstances, conditions, events or incidents that may prevent or interfere with such compliance in all material respects in the future except where failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect on such Company;

(ii) there is no Environmental Claim pending or threatened against such Company or any Subsidiary of such Company or, to the Knowledge of such Company, against any person or entity whose liability for any Environmental Claim the Company and each Subsidiary of such Company has or may have retained or assumed either contractually or by operation of Law, except for such Environmental Claims that would not, individually or in the aggregate, have a Material Adverse Effect on such Company;

(iii) neither such Company nor any Subsidiary of such Company nor, to the Knowledge of such Company, any other person has placed, stored, deposited, discharged, buried, dumped, disposed of or released any Hazardous Substances produced by, or resulting from any of such Company’s or any of such Company’s Subsidiaries’ operations, at any Properties of such Company, except for inventories of such substances to be used, and wastes generated therefrom, in the ordinary course of business of such Company and the Subsidiaries of such Company (which inventories and wastes, if any, were and are stored or disposed of in accordance with applicable Environmental Laws), and except as would not, individually or in the aggregate, have a Material Adverse Effect on such Company; and

(iv) neither such Company nor any Subsidiary of such Company has entered into or agreed to any consent decree or order or is subject to any outstanding judgment, decree or judicial order relating to compliance with

Environmental Laws or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Substances with any Governmental Entity, except with regard to pre-existing contamination or remediation efforts for which such Company was and is not a responsible party (“Prior Contamination”) and, to the Knowledge of such Company, no investigation, litigation or other proceeding is pending or threatened with respect thereto, except as may be related to the Prior Contamination.  For purposes of this Agreement, “Hazardous Substance” shall mean any element, pollutant, contaminant, waste, compound, substance or material of any nature whatsoever (including, without limitation, any product) that is listed, classified, defined in or regulated pursuant to any Environmental Law or the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law, including, without limitation, any petroleum and petroleum derivatives, by-product or additive (including crude oil and any fraction thereof), asbestos, radon gas, urea formaldehyde, asbestos or asbestos-containing material, lead or lead-based paints or materials, pesticides, polychlorinated biphenyls, radioactive materials, toxic mold, volatile organic compound or hazardous air pollutant.  To the Knowledge of such Company, such Company has made available to the other Apple REITs true and complete copies of all environmental reports and audits that are within the possession of such Company or within the possession or control of its Subsidiaries, and to the Knowledge of such Company, no other environmental reports or audits exist with respect to such Company, any Subsidiary of such Company or any Property of such Company.

(n) The Company Properties.

(i) Schedule 3.1(n)(i) of the Disclosure Letter of such Company lists each hotel (collectively, the “Owned Hotels of such Company”), and other parcels of real property currently owned or ground leased by such Company or any Subsidiary of such Company, and sets forth such Company or applicable Subsidiary of such Company owning such property (the “Properties of such Company”).  Except as disclosed in title insurance policies and reports (and the documents or surveys referenced in such policies and reports) copies of which policies and reports were made available for review to the other Apple REITs: (A) such Company or a Subsidiary of such Company owns fee simple title to each of the Properties of such Company, free and clear of Liens, mortgages or deeds of trust, claims against title, charges which are liens, security interests or other encumbrances on title (“Encumbrances”) except for Encumbrances securing obligations disclosed in the consolidated balance sheets included in the SEC Documents of such Company, mechanics and materialmen’s liens for amounts incurred in the ordinary course of business and which are not yet due and payable or are being contested in good faith, Encumbrances for Taxes not yet due and payable or which are being contested in good faith and for which such Company has made adequate provision in accordance with GAAP, and easements, rights of way, restrictive covenants and other non-monetary Encumbrances which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on such Company; (B) except as would not have a Material Adverse Effect on such Company, neither such Company nor any Subsidiary of such Company has received written notice of any violation of any federal, state or municipal law, ordinance, order, regulation or requirement affecting any portion of any of the Properties of such Company issued by any Governmental Entity; and (C) except as would not have a Material Adverse Effect on such Company, neither such Company nor any Subsidiary of such Company has received notice to the effect that there are (1) condemnation or rezoning proceedings that are pending or threatened with respect to any of the Properties of such Company or (2) zoning, building or similar laws, codes, ordinances, orders or regulations that are or will be violated by the continued maintenance, operation or use of any buildings or other improvements on any of the Properties of such Company or by the continued maintenance, operation or use of the parking areas.

(ii) Schedule 3.1(n)(ii) of the Disclosure Letter of such Company lists each franchise, license or other similar agreement providing the right to utilize a brand name or other rights of a hotel chain or system at any of the Properties of such Company or any Subsidiary of such Company and sets forth such Company or any Subsidiary of such Company party to such agreement, the date of such agreement and each amendment, guaranty, or other agreement binding on such Company or any Subsidiary of such Company and relating thereto (collectively, “Franchise Agreements of such Company”).  True, correct and complete copies of each of the Franchise Agreements of such Company have been made available to the other Apple REITs.  Each Franchise Agreement of such Company is valid, binding and in full force and effect as against such Company or its Subsidiaries and, to the Knowledge of such Company, as against the other party thereto.  Neither such Company nor any Subsidiary of such Company owes any termination, cancellation or other similar fees or any liquidated damages to any third party franchisor.

(iii) Schedule 3.1(n)(iii) of the Disclosure Letter of such Company lists each management agreement pursuant to which any third party manages or operates any of the Properties of such Company on behalf of such Company or any Subsidiary of such Company, and describes the property that is subject to such management agreement, such Company or Subsidiary of such Company that is a party, the date of such management agreement and each material amendment, guaranty or other agreement binding on such Company or any Subsidiary of such Company and relating thereto (collectively, the “Management Agreement Documents of such Company”).  True, correct and complete copies of all Management Agreement Documents of such Company have been made available to the other Apple REITs.  Each of the Management Agreement Documents of such Company is valid, binding and in full force and effect as against such Company or its Subsidiaries and, to the Knowledge of such Company, as against the other party thereto.  Neither such Company nor any Subsidiary of such Company owes any termination, cancellation or other similar fees or any liquidated damages to any third party manager or operator.

(iv) Such Company has not received written notice of, nor does such Company have any Knowledge of, any latent defects or adverse physical conditions affecting any of the Properties of such Company or the improvements thereon, except as would not have a Material Adverse Effect on such Company.

(o) Personal Property.  Such Company and its Subsidiaries have good and marketable title to, or a valid and enforceable leasehold interest in, all personal assets owned, used or held for use by them.  Neither such Company’s nor its Subsidiaries’ ownership of any such personal property is subject to any Liens, other than Liens that, individually or in the aggregate, would not have a Material Adverse Effect on such Company.

(p) Insurance.  There is no claim by such Company or any Subsidiary of such Company pending under any material insurance policies owned or held by such Company and any Subsidiary of such Company which (i) has been denied or disputed by the insurer other than denials and disputes in the ordinary course of business consistent with past practice or (ii) if not paid, would have, individually or in the aggregate, a Material Adverse Effect on such Company.  With respect to each such insurance policy, to the Knowledge of such Company, (A) the policy is legal, valid, binding and enforceable in accordance with its terms and is in full force and effect; (B) neither such Company nor any Subsidiary of such Company is in breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, under the policy; (C) as of the date hereof no insurer on the policy has been declared insolvent or placed in receivership, conservatorship or liquidation; (D) as of the date hereof no notice of cancellation or termination has been received; and (E) the policy is sufficient for compliance with all material requirements of Law and the express requirements of all Material Contracts of such Company to which such Company or its Subsidiaries are parties or otherwise bound.  Such Company and its Subsidiaries maintain policies or binders of insurance covering risks and events and in amounts adequate for their respective businesses and operations to the extent customary in the industry in which they operate, and no such policies will terminate as a result of the consummation of the transactions contemplated by this Agreement.

(q) Information Supplied.  None of the information provided or to be provided by such Company or any Subsidiary of such Company for inclusion or incorporation by reference in the Form S-4 will, at the time the Form S-4 is filed with the SEC, at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  None of the information provided by such Company or any Subsidiary of such Company for inclusion or incorporation by reference in the Proxy Statement/Prospectus will, at the date it is first mailed to such Company’s shareholders or at the time of such Company’s Shareholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 3.1(q), no representation or warranty is made by such Company with respect to information or statements made or incorporated by reference in the Form S-4 or the Proxy Statement/Prospectus that were not supplied by or on behalf of such Company.

(r) Books and Records.

(i) The books of account and other financial records of such Company and each Subsidiary of such Company are in all material respects true, complete and correct, have been maintained in accordance with good business practices, and are accurately reflected in all material respects in the financial statements included in the SEC Documents of such Company.

(ii) Such Company has made available to the other Apple REITs true, correct and complete copies of the Organizational Documents of such Company.  Neither such Company nor any Subsidiary of such Company is, nor has such Company or any Subsidiary of such Company been, in violation of any of the Organizational Documents of such Company applicable to it in any material respect.

(iii) True, correct and complete copies of the minutes of all meetings of the shareholders, members, partners, the boards of directors or managers, as applicable, and each committee of the boards of directors or managers, as applicable, of such Company and each Subsidiary of such Company have been made available to the other Apple REITs.

(s) Labor Matters.  Neither such Company nor any Subsidiary of such Company is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization.  There is no unfair labor practice or labor arbitration proceeding pending or, to the Knowledge of such Company, threatened against such Company or any Subsidiary of such Company relating to their business, except for any such proceeding as would not have a Material Adverse Effect on such Company.  To the Knowledge of such Company, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of such Company or any Subsidiary of such Company.  Since January 1, 2008, such Company and each Subsidiary of such Company has been in compliance in all material respects with all applicable Laws relating to employment of labor, including all applicable Laws relating to wages, hours, collective bargaining, employment discrimination, civil rights, safety and health, workers’ compensation, pay equity, classification of employees, and the collection and payment of withholding and/or social security taxes.

(t) Vote Required.  The only vote of the holders of any class or series of such Company’s capital stock necessary (under applicable Law or otherwise) to approve, on behalf of such Company, the Merger to which such Company is a party, this Agreement, the Apple Seven Merger Plan or the Apple Eight Plan of Merger, as applicable, and the other transactions contemplated hereby is the Shareholder Approval of such Company.

(u) No Undisclosed Material Liabilities.  Except as disclosed in the SEC Documents of such Company, and except for additional borrowings under such Company’s line of credit disclosed on Schedule 3.1(u) of the Disclosure Letter of such Company, there are no Liabilities of such Company or any of its Subsidiaries, and there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a Liability, other than: (i) Liabilities reserved for on the most recent balance sheet contained in the audited financial statements of such Company for the period ended December 31, 2012; (ii) Liabilities incurred in the ordinary course of business consistent with past practice of such Company subsequent to December 31, 2012 and (iii) such other Liabilities as would not, individually or in the aggregate, have a Material Adverse Effect on such Company.

(v) Intellectual Property.  To the Knowledge of such Company (i) the conduct of the business of such Company and its Subsidiaries as currently conducted does not infringe upon or misappropriate the Intellectual Property rights of any third party, and no claim has been asserted to such Company or any Subsidiary of such Company that the conduct of the business of such Company and its Subsidiaries as currently conducted infringes upon or may infringe upon or misappropriates the Intellectual Property rights of any third party except for any such infringement, misappropriation or claim that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on such Company; and (ii) such Company or a Subsidiary of such Company owns or is licensed to use or otherwise has the right to use all Intellectual Property as currently used in the operation of its respective business, in accordance with the terms of any applicable license agreement except where the failure to possess or have adequate rights to use such properties individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect on such Company.

(w) Benefit Plans; ERISA Compliance

(i) Other than the Stock Incentive Plans, neither such Company nor any Subsidiary of such Company has any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other employee benefit plan, arrangement or understanding (whether or not legally binding), including any “employee benefit plans,” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), providing benefits to any current or former employee, officer or director of such Company or any Subsidiary of such Company or any person affiliated with such Company under Section 414(b), (c), (m) or (o) of the Code.

(ii) No director, officer, or employee of such Company will become entitled to retirement, severance or similar benefits or to enhanced or accelerated benefits (including any acceleration of vesting or lapsing of restrictions with respect to equity-based awards) as a result of consummation of the transactions contemplated by this Agreement.

(iii) No stock option granted by such Company under its respective Stock Incentive Plans (whether currently outstanding or previously exercised) has been granted with an exercise price that is less than the fair market value of the underlying stock on the date of grant, and no such stock option has been or would be, as applicable, subject to any Tax, penalty or interest under Section 409A of the Code.

(x) Antitakeover Statutes.  Such Company and the Board of Directors of such Company have taken all action required to be taken by them to exempt this Agreement, the Mergers and the transactions contemplated hereby and thereby from the requirements of any “moratorium”, “control share”, “fair price”, “affiliate transaction”, “business combination” or other antitakeover laws and regulations of any state, including, without limitation, each of the provisions of Article 14 (Affiliated Transactions) and Article 14.1 (Control Share Acquisitions) of the VSCA.

(y) No Other Representations or Warranties.  Except for the representations and warranties made by such Company in this Section 3.1, such Company makes no representations or warranties, and such Company hereby disclaims any other representations or warranties, with respect to such Company and its Subsidiaries.

Section 3.2 Representations and Warranties of Apple Nine and Acquisition Subsidiaries.  Except as disclosed in the Disclosure Letter of Apple Nine, Apple Nine and each of the Acquisition Subsidiaries represent and warrant to each of the Companies as follows:

(a) Organization, Standing and Corporate Power.  Apple Nine and each Acquisition Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has the requisite corporate power and authority to operate its assets and properties and to carry on its business as it is now being conducted.  Apple Nine and each Acquisition Subsidiary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, operations or leasing of its properties makes such qualification or licensing or good standing necessary, other than in such jurisdictions where the failure to be so qualified or licensed or in good standing, individually or in the aggregate, would not have a Material Adverse Effect on Apple Nine.

(b) Apple Nine Subsidiaries.  Schedule 3.2(b) of the Apple Nine Disclosure Letter sets forth each Apple Nine Subsidiary and its respective jurisdiction of formation, each owner and the respective amount of such owner’s equity interest in each Apple Nine Subsidiary, and a list of each jurisdiction in which each Apple Nine Subsidiary is qualified or licensed to do business and each assumed name under which each such Apple Nine Subsidiary conducts business in any jurisdiction.  All the outstanding shares of capital stock of each Apple Nine Subsidiary that is a corporation have been duly authorized, validly issued, are fully paid and nonassessable and are owned by Apple Nine, by another Apple Nine Subsidiary or by Apple Nine and another Apple Nine Subsidiary, free and clear of all Liens, and free of any preemptive rights or any other limitation or restriction (including any limitation or restriction on the right to vote, sell, transfer, register or otherwise dispose of the shares), and all equity interests in each Apple Nine Subsidiary that is a partnership, limited liability company or business trust are owned by Apple Nine, by another Apple Nine Subsidiary or by Apple Nine and another Apple Nine Subsidiary, free and clear of all Liens, and free of any preemptive rights or any other limitation or restriction (including any limitation or restriction on the right to vote, sell, transfer, register or otherwise dispose of the equity interests).  There are no outstanding options, warrants or other rights to acquire ownership interests of or from any Apple Nine Subsidiary.  Each Apple Nine Subsidiary that is a corporation is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to carry on its business as now being conducted and each Apple Nine Subsidiary that is a partnership, limited liability company or business trust is duly organized and validly existing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as now being conducted.  Each Apple Nine Subsidiary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, operation or leasing of its properties makes such qualification, licensing or good standing necessary, other than in such jurisdictions where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, would not have a Material Adverse Effect on Apple Nine.  Except for interests in the Apple Nine Subsidiaries and investments in short-term investment securities, neither Apple Nine nor any Apple Nine Subsidiary owns directly or indirectly any capital stock or other interest (equity or debt) in any other Person.

(c) Capital Structure.

(i) The authorized capital stock of Apple Nine consists of 400,000,000 Apple Nine Common Shares, 400,000,000 Apple Nine Series A Shares, 480,000 Apple Nine Series B Shares and 30,000,000 other Preferred Shares (collectively the “Apple Nine Shares”).  On the date hereof, (A) 182,784,131 Apple Nine Common Shares, 182,784,131 Apple Nine Series A Shares, 480,000 Apple Nine Series B Shares and no other Preferred Shares were issued and outstanding, and (B) 590,781 Apple Nine Units were reserved for issuance upon exercise of outstanding stock options to purchase Apple Nine Units granted under the Stock Incentive Plans (the “Apple Nine Stock Options”) and 7,727,065 Apple Nine Units were reserved for issuance under the Dividend Reinvestment Plan.  All outstanding Apple Nine Shares and all Apple Nine Shares reserved for issuance will be, upon issuance in accordance with the terms specified in the instruments or agreements pursuant to which they are issuable, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any preemptive right, purchase option, call option, right of first refusal, subscription or any other similar right.  Schedule 3.2(c) of the Apple Nine Disclosure Letter is a true and complete list, as of the date hereof, of all outstanding Apple Nine Stock Options under the Apple Nine Stock Incentive Plans, the number of Apple Nine Units subject to each such Apple Nine Stock Option, the exercise price, date of grant, and the names of holders thereof.  Each such option was granted in compliance in all material respects with all applicable Laws and all of the terms and conditions of the Stock Incentive Plans of Apple Nine pursuant to which it was issued. On the date of this Agreement, except as set forth above in this Section 3.2(c), no shares of capital stock or other voting securities of Apple Nine were issued, reserved for issuance or outstanding.  All outstanding shares of capital stock of Apple Nine are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.  Except (A) for the Apple Nine Shares and the Apple Nine Stock Options as set forth on Schedule 3.2(c) of the Apple Nine Disclosure Letter, and (B) as otherwise permitted under Section 4.2, there are no outstanding securities, options, stock appreciation rights, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Apple Nine or any Apple Nine Subsidiary is a party or by which such entity is bound, obligating Apple Nine or any Apple Nine Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock, voting securities or other ownership interests of Apple Nine or any Apple Nine Subsidiary or obligating Apple Nine or any Apple Nine Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.  Except as set forth on Schedule 3.2(c) of the Apple Nine Disclosure Letter, Mr. Knight is the sole record owner of the Apple Nine Series B Shares.  There are no outstanding bonds, debentures, notes or other Indebtedness of Apple Nine having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which holders of Apple Nine Shares of  may vote.  Other than the Voting Agreement, there are no outstanding agreements to which Apple Nine or any Apple Nine Subsidiary or any of their respective officers or directors is a party concerning the voting, sale, transfer or registration of any capital stock or other equity securities of Apple Nine or any Apple Nine Subsidiary.  All dividends or distributions on securities of Apple Nine or any Apple Nine Subsidiary that have been declared or authorized prior to the date of this Agreement have been paid in full.

(ii) The Apple Nine Common Shares to be issued in exchange for the Shares in the Mergers, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof and subject to no preemptive rights.

(iii) Pursuant to the terms of the Voting Agreement and the Conversion Agreements, the holders of Apple Nine Series B Shares have agreed to convert each Apple Nine Series B Share into 24.17104 Apple Nine Common Shares immediately before the Effective Time.  Upon such conversion of the Apple Nine Series B Shares to Apple Nine Common Shares, the Apple Nine Series A Shares will terminate in accordance with Section 5.1(f) of the Apple Nine Articles and as a result each Apple Nine shareholder will only hold Apple Nine Common Shares.

(d) Authority; Noncontravention; Consents.

(i)

(A) Apple Nine has the requisite corporate power and authority to enter into this Agreement and, subject to the Apple Nine Shareholder Approval to consummate the Mergers and the other transactions contemplated by this Agreement.  The execution and delivery of this Agreement by Apple Nine and the consummation by Apple Nine of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Apple Nine and no other corporate proceedings on the part of Apple Nine are necessary to authorize this Agreement or to consummate such transactions, subject to receipt of the Apple Nine Shareholder Approval.  This Agreement has been duly executed and delivered by Apple Nine and constitutes valid and binding obligations of Apple Nine, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity, whether considered in a proceeding at law or in equity.

(B) The Special Committee of Apple Nine, at a meeting duly called and held, has by unanimous vote of all its members recommended that the Board of Directors of Apple Nine approve and adopt this Agreement, the Apple Nine Amendments and the Ancillary Agreements to which it is a party and determined that this Agreement and the transactions contemplated hereby, including the Mergers and the Apple Nine Amendments are advisable and in the best interests of the shareholders. The Board of Directors of Apple Nine, based on the unanimous recommendation of the Special Committee, has (i) determined that the transactions contemplated by this Agreement are advisable and in the best interests of Apple Nine and the shareholders of Apple Nine, and (ii) approved and adopted this Agreement, the Apple Nine Amendments and the Ancillary Agreements to which Apple Nine is a party and the transactions contemplated hereby and thereby, including the Mergers and the Article Nine Amendments, and directed that this Agreement and the Apple Nine Amendments be submitted to a vote by the shareholders of Apple Nine.  The Board of Directors of Apple Nine has not subsequently rescinded or modified, in any way, its determinations and approvals discussed above.

(ii) Each Acquisition Subsidiary has the requisite corporate power and authority to enter into this Agreement and to consummate the Merger to which it is a party and the other transactions contemplated by this Agreement.  The execution and delivery of this Agreement by each Acquisition Subsidiary and the consummation by each Acquisition Subsidiary of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of such Acquisition Subsidiary and no other corporate proceedings on the part of any Acquisition Subsidiary are necessary to authorize this Agreement or to consummate such transactions.  This Agreement has been duly executed and delivered by each Acquisition Subsidiary and constitutes valid and binding obligations of each Acquisition Subsidiary, enforceable against such Acquisition Subsidiary in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity, whether considered in a proceeding at law or in equity.

(iii) The execution and delivery of this Agreement by Apple Nine and each Acquisition Subsidiary do not, and the consummation of the transactions contemplated hereby and compliance by it with the provisions of this Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or require any consent, approval or notice under, or give rise to a right of termination, cancellation or acceleration of any material obligation or loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Apple Nine or any Apple Nine Subsidiary under, or result in the triggering of any payments pursuant to, (A) the Apple Nine Organizational Documents, (B) any loan or credit agreement, note, bond, mortgage, indenture, lease, franchise agreement, license agreement, Permit or other agreement or instrument applicable to Apple Nine or any Apple Nine Subsidiary or their respective properties or assets, (C) subject to the governmental filings and other matters referred to in the following sentence, any Laws applicable to Apple Nine or any Apple Nine Subsidiary, or their respective properties or assets, other than, in the case of clause (B) or (C), any such conflicts, violations, defaults, rights or Liens that, individually or in the aggregate would not (1) have a Material Adverse Effect on Apple Nine or (2) reasonably be expected to otherwise prevent Apple Nine or any Acquisition Subsidiary from performing its obligations under this Agreement or the transactions contemplated hereby.

(iv) No material consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required by or with respect to Apple Nine or any Apple Nine Subsidiary in connection with the execution and delivery of this Agreement by Apple Nine or the Acquisition Subsidiaries or the consummation by Apple Nine or the Acquisition Subsidiaries of any of the transactions contemplated hereby and thereby, except for (A) the filings with the SEC of (1) the preliminary and definitive Proxy Statement/Prospectus relating to the Shareholder Meeting for the Apple Nine Shareholder Approval, (2) the Form S-4 relating to the issuance of the Merger Consideration, and (3) such reports under the Exchange Act as may be required in connection with this Agreement, the Mergers and the other transactions contemplated by this Agreement, (B) the filing of Articles of Merger for the Mergers with the State Corporation Commission of the Commonwealth of Virginia, (C) such filings with Governmental Entities to satisfy the applicable requirements of the laws of states in which Apple Nine and any Apple Nine Subsidiary are qualified or licensed to do business, as set forth on Schedule 3.2(d)(iv) of the Apple Nine Disclosure Letter and (D) such other consents, approvals, orders, authorizations, registrations, declarations and filings (1) as are set forth on Schedule 3.2(d)(iii) of the Apple Nine Disclosure Letter or (2) which, if not obtained or made, would not reasonably be expected to prevent or delay in any material respect the consummation of the Mergers or the other transactions contemplated hereby or otherwise prevent Apple Nine from performing its obligations under this Agreement in any material respect.

(e) SEC Documents; Financial Statements.

(i) Apple Nine has filed with the SEC all reports, schedules, forms, statements and other documents required to be filed by Apple Nine since January 1, 2010 (as amended through the date hereof, the “Apple Nine SEC Documents”).  All of the Apple Nine SEC Documents (other than preliminary material), as of their respective filing dates, were prepared in accordance with, in all material respects, and complied in all material respects with all applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Apple Nine SEC Documents.  None of the Apple Nine SEC Documents, at the time of filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later filed Apple Nine SEC Documents.  Apple Nine does not have any outstanding and unresolved comments from the SEC with respect to any of the Apple Nine SEC Documents.  No Apple Nine Subsidiary is subject to the periodic reporting requirements of the Exchange Act or is otherwise required to file any forms, reports, schedules statements or other documents with the SEC, any foreign Governmental Entity that performs a similar function to that of the SEC or any securities exchange or quotation service.  Apple Nine has made available to the other Apple REITs copies of all material correspondence between the SEC, on the one hand, and Apple Nine and any of the Apple Nine Subsidiaries, on the other hand, since January 1, 2010 through the date of this Agreement.  At all applicable times, Apple Nine has complied in all material respects with the applicable certification requirements of the Sarbanes-Oxley Act.

(ii) The audited consolidated financial statements and unaudited consolidated interim financial statements of Apple Nine and its Subsidiaries included or incorporated by reference in the Apple Nine SEC Documents (including, in each case, any notes thereto) complied, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto (including, without limitation, Regulation S- X), were prepared in accordance with GAAP (except, in the case of unaudited interim financial statements, as permitted by Forms 10-Q or 8-K of the SEC) applied on a consistent basis during the periods and at the dates involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial condition of Apple Nine and its Subsidiaries taken as a whole as of the dates thereof and consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim financial statements, to the absence of notes and normal year-end adjustments).  The books of account and other financial records of Apple Nine and its Subsidiaries are accurately reflected in all material respects in the financial statements included in the Apple Nine SEC Documents.  Apple Nine has no Apple Nine Subsidiary which is not consolidated for accounting purposes.

(iii) There are no material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect Apple Nine’s ability to record, process, summarize and report financial data.  Apple Nine has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) designed to ensure that material information relating to Apple Nine, including its consolidated Subsidiaries, is made known to its principal executive officer and principal financial officer.  Apple Nine has evaluated the effectiveness of Apple Nine’s disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable SEC Documents of Apple Nine that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation.  To the Knowledge of Apple Nine, such disclosure controls and procedures are effective in timely alerting Apple Nine’s principal executive officer and principal financial officer to information required to be included in Apple Nine’s periodic reports required under the Exchange Act.  Since the enactment of the Sarbanes-Oxley Act, neither Apple Nine nor any Acquisition Subsidiary has made any prohibited loans to any director or executive officer of Apple Nine (as defined in Rule 3b-7 under the Exchange Act).

(iv) Neither Apple Nine nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar contract (including any contract or arrangement relating to any transaction or relationship between or among Apple Nine or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand), or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the Securities Act), where the result, purpose or effect of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, Apple Nine or any of its Subsidiaries in Apple Nine’s or its Subsidiaries’ published financial statements or any of the Apple Nine SEC Documents.

(f) Absence of Certain Changes or Events.  Except as disclosed in the Apple Nine SEC Documents, since the Financial Statement Date and through the date of this Agreement, Apple Nine and its Subsidiaries have conducted their respective businesses only in the ordinary course consistent with past practices and there has not been (i) a Material Adverse Effect on Apple Nine, nor has there been any occurrence or circumstance that, individually or in the aggregate, has had, or would with the passage of time reasonably be expected to result in, a Material Adverse Effect on Apple Nine, (ii) except for regular monthly distributions (in the case of Apple Nine) not in excess of the per share amount as set forth on Schedule 3.2(f) of the Apple Nine Disclosure Letter with customary record and payment dates, any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any outstanding security of Apple Nine or any Apple Nine Subsidiary, (iii) any split, combination or reclassification of any of Apple Nine’s capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, shares of its beneficial interest or any issuance of an ownership interest in, any Apple Nine Subsidiary except as contemplated by this Agreement, (iv) any issuance of Apple Nine Stock Options except in the ordinary course of business or restricted shares of the capital stock of Apple Nine, (v) any amendment of any term of any outstanding security of Apple Nine or any Apple Nine Subsidiary, (vi) any repurchase, redemption or other acquisition by Apple Nine or any Apple Nine Subsidiary of any outstanding shares, stock or other securities of, or other ownership interests in, Apple Nine or any Apple Nine Subsidiary, (vii) any damage or destruction to or loss of any of Apple Nine Properties, not covered by insurance, that, individually or in the aggregate, has or would have a Material Adverse Effect on Apple Nine, (viii) any change in accounting methods, principles or practices or any change in any tax method or election that, individually or in the aggregate, has or would have a Material Adverse Effect on Apple Nine by Apple Nine or any Apple Nine Subsidiary materially affecting its assets, liabilities or business, except insofar as may have been required by a change in GAAP or regulatory accounting principles, (ix) the entering into or amendment of any employment, consulting, severance, retention, change in control, tax gross-up, deferred compensation, special or stay bonus, or any other agreement between Apple Nine and any officer or any Apple Nine Subsidiary director or other employee or contractor of Apple Nine, (x) any increase in the amount of compensation, bonus or other benefits payable to any current or former director, trustee, officer or other employee (other than in the ordinary course of business consistent with past practices), of Apple Nine or its Subsidiaries, (xi) any grant of severance or termination pay or benefits (or any increase in the amount of such pay or benefits) to any current or former director, trustee, officer or other employee of Apple Nine or its Subsidiaries that would be payable at or after the Effective Time, (xii) any material incurrence, assumption or guarantee by Apple Nine or Apple Nine Subsidiary of any indebtedness, (xiii) any creation or assumption by Apple Nine or any Apple Nine Subsidiary of any Lien in an amount, individually or in the aggregate, in excess of $500,000 on any asset, (xiv) any material commitment, contractual obligation (including any Apple Nine Franchise Agreement or any Apple Nine Management Agreement Documents, any lease (capital or otherwise) or any letter of intent), borrowing, guaranty, capital expenditure (outside the ordinary course) or transaction entered into by Apple Nine or by any Apple Nine Subsidiary, or (xv) any making of any material loan, advance or capital contribution to or investment in any Person.

(g) Litigation.  There is no pending or, to the Knowledge of Apple Nine, threatened material Legal Action or material investigation pending by a Governmental Entity against or affecting (i) Apple Nine or any Apple Nine Subsidiary or any asset of Apple Nine or any Apple Nine Subsidiary or (ii) any director, officer or employee of Apple Nine or any Apple Nine Subsidiary or other Person for whom Apple Nine or any Apple Nine Subsidiary may be liable, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Apple Nine or any Apple Nine Subsidiary.  Other than pursuant to the Apple Nine Organizational Documents, no Contract between Apple Nine or any Apple Nine Subsidiary and any current or former director, officer, employee or shareholder (or equivalent interest holder) exists that provides for indemnification.

(h) Taxes.

(i) Apple Nine and each Apple Nine Subsidiary have timely filed all material Tax Returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a Governmental Entity having authority to do so).  All such Tax Returns are true, correct and complete in all material respects.  Apple Nine and each Apple Nine Subsidiary have paid (or Apple Nine has paid on their behalf), within the time and manner prescribed by law, all material Taxes shown as due and payable on such Tax Returns.  The most recent financial statements contained in the Apple Nine SEC Documents filed with the SEC prior to the date of this Agreement reflect an adequate reserve or accrued liabilities or expenses for all Taxes due and payable by Apple Nine and the Apple Nine Subsidiaries as a group for all taxable periods and portions thereof through the date of such financial statements, except for failures to reflect adequate reserves that would not in the aggregate be material.  Apple Nine and its Subsidiaries (as a group) have established on their books and records (which may, but are not required to, be reflected only on the books and records of Apple Nine) reserves or accrued liabilities or expenses that are adequate for the payment of all material Taxes for which Apple Nine or any Apple Nine Subsidiary is liable but which are not yet due and payable.  Apple Nine has incurred no liability for any Taxes under Sections 857(b), 860(c) or 4981 of the Code or Treasury Regulation Sections 1.337(d)-5, 1.337(d)-6 or 1.337(d)-7 (other than built-in gain to Apple Nine in connection with the purchase of its Subsidiary’s interest in Apple Hospitality Air, LLC from a subsidiary of Apple Six), including, without limitation, any Tax arising from a prohibited transaction described in Section 857(b)(6) of the Code and the excise tax on redetermined rents, redetermined deductions, and excess interest under Section 857(b)(7) of the Code; and neither Apple Nine nor any of its Subsidiaries has incurred any material liability for Taxes other than in the ordinary course of business and other than transfer or similar Taxes arising in connection with the sale of property.  No material deficiencies for Taxes have been asserted or assessed in writing by a Governmental Entity against Apple Nine or any of the Apple Nine Subsidiaries, and no requests for waivers of the time to assess any such Taxes have been granted and remain in effect or are pending.  No material claim is pending or proposed by any Governmental Entity in any jurisdiction where Apple Nine or any Apple Nine Subsidiary do not file Tax Returns that Apple Nine or any Apple Nine Subsidiary is or may be subject to taxation by such jurisdiction, nor are there any facts that could reasonably be expected to give rise to such a claim.  Copies of all material Tax Returns with respect to taxable years commencing on or after the taxable year ending December 31, 2008 have been delivered to or made available to representatives of the Companies.

(ii) Apple Nine (A) for all of its taxable years beginning upon the commencement of the first taxable year following the year of its formation through the most recent December 31, has been subject to taxation as a REIT under the Code within the meaning of Section 856 of the Code and has satisfied the requirements to qualify as a REIT for such years, (B) has operated, and intends to continue to operate, in such a manner as to qualify as a REIT upon closing of the transactions contemplated hereby, and (C) has not taken or omitted to take any action which could reasonably be expected to result in a challenge by the IRS to its status as a REIT, and, to Apple Nine’s Knowledge, no such challenge is pending or threatened in writing.  Each Apple Nine Subsidiary that files Tax Returns as a partnership (or is a disregarded entity), for U.S. federal income tax purposes has, since inception, been classified for federal income tax purposes as a partnership (or as a disregarded entity) and not as a corporation or as an association taxable as a corporation, or a “publicly traded partnership” within the meaning of Section 7704(b) of the Code that is treated as a corporation for U.S. federal income tax purposes under Section 7704(a) of the Code.  Each Apple Nine Subsidiary which is a corporation has been since its formation classified as a qualified REIT subsidiary under Section 856(i) of the Code, a taxable REIT subsidiary under Section 856(l) of the Code or as a REIT.

(iii) (A) Neither Apple Nine nor any Apple Nine Subsidiary is a party to any material pending action or proceeding, including any audit or contest, by any Governmental Entity with regard to Taxes or Tax Returns of Apple Nine or any Apple Nine Subsidiary; (B) no material claim for assessment or collection of Taxes has been asserted against Apple Nine or any Apple Nine Subsidiary; (C) there are no audits pending with or proposed in writing by any taxing authority with respect to any material Taxes or Tax Returns of Apple Nine or any Apple Nine Subsidiary; and (D) neither Apple Nine nor any Apple Nine Subsidiary has requested, received or is subject to any written ruling of a taxing authority or has entered into any written agreement with a taxing authority with respect to any Taxes.

(iv) Apple Nine does not have any earnings and profits attributable to Apple Nine or any other corporation for any non-REIT year within the meaning of Section 857 of the Code.

(v) Neither Apple Nine nor any Apple Nine Subsidiary has made any payments, or is obligated to make any payments, or is a party to an agreement that could obligate it to make any payments that will not be deductible under Section 280G of the Code.

(vi) Neither Apple Nine nor its Subsidiaries is or has been a party to any Tax allocation or sharing agreement.

(vii) Neither Apple Nine nor any Apple Nine Subsidiary has any liability for the Taxes of any Person other than Apple Nine and its Subsidiaries (A) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law) or (B) as a transferee or successor.

(viii) There are no Apple Nine Tax Protection Agreements.

(ix) All material amounts of Taxes which Apple Nine or its Subsidiaries are required by Law to withhold or collect, including material Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party and sales, gross receipts and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper Governmental Entities or, if not yet due, are held in separate bank accounts for such purpose.  There are no Liens for material Taxes upon the assets of Apple Nine or its Subsidiaries except for statutory Encumbrances for Taxes not yet due.

(x) None of Apple Nine or any of its Subsidiaries has either been a “distributing corporation” or a “controlled corporation” in a distribution occurring during the last five years to which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.

(i) Related Party Transactions.  There is no (i) loan outstanding from or to any employee, officer or director of Apple Nine or any Subsidiary of Apple Nine, (ii) employment or severance contract or other arrangement with respect to severance with respect to any employee, officer or director of Apple Nine or any Apple Nine Subsidiary, or (iii) except as provided by this Agreement, agreement to appoint or nominate any person as a director of Apple Nine or any Subsidiary of Apple Nine.  Except for compensation, benefits and advances received in the ordinary course of business by employees, directors or consultants of Apple Nine or its Subsidiaries, there are no arrangements, agreements or contracts which continue in effect as of the date hereof entered into by Apple Nine or any of its Subsidiaries, on the one hand, and any Person who is an officer, director or affiliate of Apple Nine or any Apple Nine Subsidiary, any member of the “immediate family” (as such term is defined in Item 404 of Regulation S-K promulgated under the Securities Act) of the foregoing or an entity of which any of the foregoing is an Affiliate, on the other hand.  True and materially complete copies of all such documents have been made available to the other Apple REITs prior to the date hereof and each such document is listed on Schedule 3.2(i) of the Disclosure Letter of Apple Nine.  Except as set forth on Schedule 3.2(i) of the Disclosure Letter of Apple Nine or as contemplated by this Agreement, neither Apple Nine nor any of the Apple Nine Subsidiaries is a party to any agreement or arrangement with Mr. Knight or his Affiliates.

(j) Opinion of Financial Advisor; No Brokers.  The financial advisor identified on Schedule 3.2(j) of the Apple Nine Disclosure Letter has delivered its opinion, addressed to the Special Committee of Apple Nine with regard to the fairness, from a financial point of view and as of the date of such opinion and subject to the qualifications, assumptions and limitations set forth therein, to Apple Nine of the aggregate consideration to be paid pursuant to the Mergers. It is agreed and understood that such opinion is for the Special Committee of Apple Nine and may not be relied upon by Apple Seven or Apple Eight. As of the date of this Agreement, such opinion has not been withdrawn, revoked or modified in any material respect.  Apple Nine will provide to the other Apple REITs, solely for informational purposes, a photocopy of the written version of the opinion described in this Section 3.2(j) after receipt thereof by Apple Nine.  Except for the financial advisor identified on Schedule 3.2(j) of the Apple Nine Disclosure Letter, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Apple Nine or any Acquisition Subsidiary.  Apple Nine has provided or made available to the other Apple REITs true and correct copies of any and all contracts and agreements pursuant to which any financial advisor would be entitled to receive any brokerage, finder’s or other fee or commission from Apple Nine or any Acquisition Subsidiary in connection with this Agreement, the Mergers or any of the transactions contemplated hereby.

(k) Permits; Compliance with Laws.

(i) Apple Nine and the Apple Nine Subsidiaries, or the management companies for Apple Nine Properties, own and/or possess all Permits except where the failure to have such Permits, individually or in the aggregate, would not have a Material Adverse Effect on Apple Nine.  All such Permits are in full force and effect.  Neither Apple Nine nor any Apple Nine Subsidiary has received notice that any suspension, modification or revocation of any Permit is pending or, to the Knowledge of Apple Nine, threatened nor, to the Knowledge of Apple Nine, do grounds exist for any such action, except for such suspensions, modifications or revocations, individually or in the aggregate, as would not have a Material Adverse Effect on Apple Nine.

(ii) Neither Apple Nine nor any of its Subsidiaries has violated or failed to comply with any Permit, or any statute, law, ordinance, regulation, rule, judgment, decree or order of any Governmental Entity applicable to its business, properties or operations, except for violations and failures to comply that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on Apple Nine.

(iii) To the Knowledge of Apple Nine, neither Apple Nine nor any Acquisition Subsidiary nor any director, officer, agent, or employee of Apple Nine or any Acquisition Subsidiary has taken any action, directly or indirectly, that would constitute a violation in any material respect by such Persons of the FCPA, including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

(l) Contracts.

(i) Except for Contracts which are entered into by a third-party manager on behalf of Apple Nine pursuant to any Apple Nine Management Agreement Document or Contracts which Apple Nine was required to enter into pursuant to the terms of an Apple Nine Management Agreement Document,  none of which are material to Apple Nine, Schedule 3.2(l)(i) of the Apple Nine Disclosure Letter contains a list of the following Contracts Apple Nine or any Apple Nine Subsidiary is party thereto as of the date hereof:

(A) any lease of personal property with third parties other than Apple Nine or any Apple Nine Subsidiary, providing for annual rentals of $500,000 or more;

(B) any lease, sublease, license or occupancy agreement of real property with third parties other than Apple Nine or any Apple Nine Subsidiary, providing for annual rentals of $500,000 or more;

(C) any partnership, limited liability company agreement, joint venture or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture which is not a wholly-owned Apple Nine Subsidiary;

(D) any Contract under which indebtedness for borrowed money is outstanding in an amount in excess of $500,000 (including guarantees) or may be incurred or pursuant to which any property or asset of Apple Nine or any Apple Nine Subsidiary is mortgaged, pledged or otherwise subject to a Lien, or any Contract restricting the incurrence of indebtedness or the incurrence of Liens or restricting the payment of dividends or the transfer of any of the Apple Nine Properties;

(E) any Contract with current or ongoing obligations (as to Apple Nine) currently required to be filed as an exhibit to Apple Nine’s Annual Report on Form 10−K pursuant to Item 601(b)(10) of Regulation S−K under the Securities Act;

(F) any Contract that purports to limit in any respect the right of Apple Nine or its Subsidiaries or any Affiliate of Apple Nine (1) to engage in any line of business, or (2) to compete with any person or operate in any location;

(G) any Contract providing for the sale or exchange of, or option, right of first refusal or offer, or similar right, to sell or exchange, any of the Apple Nine Properties, or for the purchase or exchange of, or option, right of first refusal or offer, or similar right, to purchase or exchange, any real estate entered into in the past two years or in respect of which the applicable transaction had not been consummated;

(H) any Contract entered into in the past two years or in respect of which the applicable transaction had not been consummated for the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets (other than Contracts referenced in clause (G) of this Section 3.2(l)(i)) or capital stock or other equity interests of another Person for aggregate consideration in excess of $500,000, in each case other than in the ordinary course of business and in a manner consistent with past practice;

(I) any Contract pursuant to which Apple Nine, any Apple Nine Subsidiary or any other Person manages any real property;

(J) other than Contracts for ordinary repair and maintenance, any Contract relating to the development or construction of, or additions or expansions to, the Apple Nine Properties, under which Apple Nine or any Apple Nine Subsidiary has, or expects to incur, an obligation in excess of $1,000,000 in the aggregate that has not been satisfied as of the date hereof;

(K) any Contract to which Apple Nine or any Apple Nine Subsidiary has continuing indemnification obligations relating to the settlement or proposed settlement of any Legal Action, which involves the issuance of equity securities or the payment of an amount, in any such case, having a value of more than $1,000,000;

(L) any Contract that provides for any unpaid settlement or proposed settlement of any Legal Action in which the amount to be paid in settlement is in excess of $500,000;

(M) any license, royalty or other Contract concerning Intellectual Property the absence of which would have, individually or in the aggregate, a Material Adverse Effect on Apple Nine and its Subsidiaries;

(N) any Contract that is material to Apple Nine and any Apple Nine Subsidiary, taken as a whole, and contains any so-called “most favored nations” or similar provisions requiring Apple Nine or any Apple Nine Subsidiary to offer a Person any terms or conditions that are at least as favorable as those offered to any other Person;

(O) any Contract that provides for a guarantee in an amount in excess of $500,000 of the obligations of any Person that is not Apple Nine or any Apple Nine Subsidiary; and

(P) any Contract (other than Contracts referenced in clauses (A) through (O) of this Section 3.2(l)(i)) which by its terms calls for payments by or liability of Apple Nine or any Apple Nine Subsidiary in excess of $500,000 other than any Contract under this clause (P) that, by its terms, is terminable within six months of this Agreement (without termination fee or penalty).  The Contracts described in clauses (A) through (P) and those required to be identified on Schedule 3.2(l)(i) of the Apple Nine Disclosure Letter, the Apple Nine Franchise Agreements and the Apple Nine Management Agreement Documents, in each case together with all exhibits and schedules thereto being, the “Apple Nine Material Contracts.”

(ii) Except for such breaches and defaults as, individually or in the aggregate, would not result in a Material Adverse Effect on Apple Nine, (A) neither Apple Nine nor any Apple Nine Subsidiary is and, to Apple Nine’s Knowledge, no other party is in breach or violation of, or default under, any Apple Nine Material Contract, (B) none of Apple Nine or its Subsidiaries has received any claim of default under any such Apple Nine Material Contract, and (C) no event has occurred which would result in a breach or violation of, or a default under, any Apple Nine Material Contract (in each case, with or without notice or lapse of time or both).  Each Apple Nine Material Contract is valid, binding and enforceable in accordance with its terms and is in full force and effect.  Apple Nine has made available to the Companies true and complete copies of all Apple Nine Material Contracts, including any amendments or supplements thereto.

(iii) There are no Contracts or material transactions between Apple Nine or any Apple Nine Subsidiary, on the one hand, and any (A) officer or director of Apple Nine or any Apple Nine Subsidiary, (B) record or beneficial owner of 5% or more of the voting securities of Apple Nine, or (C) associate (as defined in Rule 12b-2 under the Exchange Act) or affiliate of any such officer, director or record or beneficial owner, on the other hand.

(m) Environmental Matters.

(i) Apple Nine and each Apple Nine Subsidiary has obtained all licenses, permits, authorizations, approvals and consents from Governmental Entities which are required in respect of its business, operations, assets or properties under any applicable Environmental Laws  and Apple Nine and each Apple Nine Subsidiary is in compliance in all material respects with the terms and conditions of all such licenses, permits, authorizations, approvals and consents and with any applicable Environmental Laws except where failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect on Apple Nine, and there are no past or present actions, activities, circumstances, conditions, events or incidents that may prevent or interfere with such compliance in all material respects in the future except where failure to  be in compliance would not, individually or in the aggregate, have a Material Adverse Effect on Apple Nine;

(ii) there is no Environmental Claim pending or threatened against Apple Nine and each Apple Nine Subsidiary, or, to the Knowledge of Apple Nine, against any person or entity whose liability for any Environmental Claim Apple Nine and each Apple Nine Subsidiary has or may have retained or assumed either contractually or by operation of Law, except for such Environmental Claims that would not, individually or in the aggregate, have a Material Adverse Effect on Apple Nine;

(iii) neither Apple Nine, any Apple Nine Subsidiary nor, to the Knowledge of Apple Nine, any other person has placed, stored, deposited, discharged, buried, dumped, disposed of or released any Hazardous Substances produced by, or resulting from any of Apple Nine’s or any of Apple Nine’s Subsidiaries’ operations, at any Apple Nine Property, except for inventories of such substances to be used, and wastes generated therefrom, in the ordinary course of business of Apple Nine and the Apple Nine Subsidiaries (which inventories and wastes, if any, were and are stored or disposed of in accordance with applicable Environmental Laws), and except as would not, individually or in the aggregate, have a Material Adverse Effect on Apple Nine; and

(iv) neither Apple Nine nor any Apple Nine Subsidiary has entered into or agreed to any consent decree or order or is subject to any outstanding judgment, decree or judicial order relating to compliance with

Environmental Laws or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Substances with any Governmental Entity, except with regard to pre-existing contamination or remediation efforts for which Apple Nine was and is not a responsible party (“Apple Nine Prior Contamination”) and, to the Knowledge of Apple Nine, no investigation, litigation or other proceeding is pending or threatened with respect thereto, except as may be related to the Apple Nine Prior Contamination.  To the Knowledge of Apple Nine, Apple Nine has made available to the other Apple REITs true and complete copies of all environmental reports and audits that are within the possession of Apple Nine or within the possession or control of its Subsidiaries, and to the Knowledge of Apple Nine, no other environmental reports or audits exist with respect to Apple Nine, any Subsidiary of Apple Nine or any Property of Apple Nine.

(n) Apple Nine Properties.

(i) Schedule 3.2(n)(i) of the Apple Nine Disclosure Letter lists each hotel (collectively, the “Apple Nine Owned Hotels”), and other parcels of real property currently owned or ground leased by Apple Nine or any Apple Nine Subsidiary, and sets forth Apple Nine or applicable Apple Nine Subsidiary owning such property (the “Apple Nine Properties”).  Except as disclosed in title insurance policies and reports (and the documents or surveys referenced in such policies and reports) copies of which policies and reports were made available for review to the Companies: (A) Apple Nine or an Apple Nine Subsidiary owns fee simple title to each of the Apple Nine Properties, free and clear of Encumbrances, except for Encumbrances securing obligations disclosed in the consolidated balance sheets included in the Apple Nine SEC Documents, mechanics and materialmen’s liens for amounts incurred in the ordinary course of business and which are not yet due and payable or are being contested in good faith, Encumbrances for Taxes not yet due and payable or which are being contested in good faith and for which Apple Nine has made adequate provision in accordance with GAAP, and easements, rights of way, restrictive covenants and other non-monetary Encumbrances which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Apple Nine; (B) except as would not have a Material Adverse Effect on Apple Nine, neither Apple Nine nor any Apple Nine Subsidiary has received written notice of any violation of any federal, state or municipal law, ordinance, order, regulation or requirement affecting any portion of any of the Apple Nine Properties issued by any Governmental Entity; and (C) except as would not have a Material Adverse Effect on Apple Nine, neither Apple Nine nor any Apple Nine Subsidiary has received notice to the effect that there are (1) condemnation or rezoning proceedings that are pending or threatened with respect to any of the Apple Nine Properties or (2) zoning, building or similar laws, codes, ordinances, orders or regulations that are or will be violated by the continued maintenance, operation or use of any buildings or other improvements on any of the Apple Nine Properties or by the continued maintenance, operation or use of the parking areas.

(ii) Schedule 3.2(n)(ii) of the Apple Nine Disclosure Letter lists each franchise, license or other similar agreement providing the right to utilize a brand name or other rights of a hotel chain or system at any of the Apple Nine Properties of Apple Nine or any Apple Nine Subsidiary and sets forth Apple Nine or any such Apple Nine Subsidiary party to such agreement, the date of such agreement and each amendment, guaranty, or other agreement binding on Apple Nine or any Apple Nine Subsidiary and relating thereto (collectively, the “Apple Nine Franchise Agreements”).  True, correct and complete copies of each Apple Nine Franchise Agreement have been made available to the Companies.  Each Apple Nine Franchise Agreement is valid, binding and in full force and effect as against Apple Nine or its Subsidiaries and, to Apple Nine’s Knowledge, as against the other party thereto.  Neither Apple Nine nor any Apple Nine Subsidiary owes any termination, cancellation or other similar fees or any liquidated damages to any third party franchisor.

(iii) Schedule 3.2(n)(iii) of the Apple Nine Disclosure Letter lists each management agreement pursuant to which any third party manages or operates any of the Apple Nine Properties on behalf of Apple Nine or any Apple Nine Subsidiary, and describes the property that is subject to such management agreement, Apple Nine or Apple Nine Subsidiary that is a party, the date of such management agreement and each material amendment, guaranty or other agreement binding on Apple Nine or any Apple Nine Subsidiary and relating thereto (collectively, the “Apple Nine Management Agreement Documents”).  True, correct and complete copies of all Apple Nine Management Agreement Documents have been made available to the Companies.  Each of the Apple Nine Management Agreement Documents is valid, binding and in full force and effect as against Apple Nine or its Subsidiaries and, to Apple Nine’s Knowledge, as against the other party thereto.  Neither Apple Nine nor any Apple Nine Subsidiary owes any termination, cancellation or other similar fees or any liquidated damages to any third party manager or operator.

(iv) Apple Nine has not received written notice of, nor does Apple Nine have any Knowledge of, any latent defects or adverse physical conditions affecting any of the Apple Nine Properties or the improvements thereon, except as would not have a Material Adverse Effect on Apple Nine.

(o) Personal Property.  Apple Nine and its Subsidiaries have good and marketable title to, or a valid and enforceable leasehold interest in, all personal Apple Nine and Apple Nine Subsidiary assets owned, used or held for use by them.  Neither Apple Nine’s nor its Subsidiaries’ ownership of in any such personal property is subject to any Liens, other than Liens that, individually or in the aggregate, would not have a Material Adverse Effect on Apple Nine.

(p) Insurance.  There is no claim by Apple Nine or any Apple Nine Subsidiary pending under any material insurance policies owned or held by Apple Nine or any Apple Nine Subsidiary which (i) has been denied or disputed by the insurer other than denials and disputes in the ordinary course of business consistent with past practice or (ii) if not paid, would have, individually or in the aggregate, a Material Adverse Effect on Apple Nine.  With respect to each such insurance policy, to the Knowledge of Apple Nine, (A) the policy is legal, valid, binding and enforceable in accordance with its terms and is in full force and effect; (B) neither Apple Nine nor any Apple Nine Subsidiary is in breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, under the policy; (C) as of the date hereof no insurer on the policy has been declared insolvent or placed in receivership, conservatorship or liquidation; (D) as of the date hereof no notice of cancellation or termination has been received; and (E) the policy is sufficient for compliance with all material requirements of Law and the express requirements of all Apple Nine Material Contracts to which Apple Nine or its Subsidiaries are parties or otherwise bound.  Apple Nine and its Subsidiaries maintain policies or binders of insurance covering risks and events and in amounts adequate for their respective businesses and operations to the extent customary in the industry in which they operate, and no such policies will terminate as a result of the consummation of the transactions contemplated by this Agreement.

(q) Information Supplied.  None of the information provided or to be provided by Apple Nine or any Apple Nine Subsidiary for inclusion or incorporation by reference in the Form S-4 will, at the time the Form S-4 is filed with the SEC, at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  None of the information provided by Apple Nine or any Apple Nine Subsidiary for inclusion or incorporation by reference in the Proxy Statement/Prospectus will, at the date it is first mailed to Apple Nine’s shareholders or at the time of  Apple Nine’s Shareholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Notwithstanding the foregoing provisions of this Section 3.2(q), no representation or warranty is made by Apple Nine with respect to information or statements made or incorporated by reference in the Form S-4 or the Proxy Statement/Prospectus that were not supplied by or on behalf of Apple Nine.

(r) Books and Records.

(i) The books of account and other financial records of Apple Nine and each Apple Nine Subsidiary are in all material respects true, complete and correct, have been maintained in accordance with good business practices, and are accurately reflected in all material respects in the financial statements included in the Apple Nine SEC Documents.

(ii) Apple Nine has made available to each of the Companies true, correct and complete copies of the Apple Nine Organizational Documents, as amended to date, and the articles of incorporation, by-laws, partnership agreements or other organizational documents, as the case may be, of each Apple Nine Subsidiary, each as amended or supplemented to the date of this Agreement (all such organizational documents of Apple Nine and its Subsidiaries collectively, the “Apple Nine Organizational Documents”).  Neither Apple Nine nor any Apple Nine Subsidiary is, nor has Apple Nine or any Apple Nine Subsidiary been, in violation of any of the Apple Nine Organizational Documents in any material respect.

(iii) True, correct and complete copies of the minutes of all meetings of the shareholders, members, partners, the boards of directors or managers, as applicable, and each committee of the boards of directors or managers, as applicable, of Apple Nine and each Apple Nine Subsidiary have been made available to the Companies.

(s) Labor Matters.  Neither Apple Nine nor any Apple Nine Subsidiary is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization.  There is no unfair labor practice or labor arbitration proceeding pending or, to the Knowledge of Apple Nine, threatened against Apple Nine or any Apple Nine Subsidiary relating to their business, except for any such proceeding as would not have a Material Adverse Effect on Apple Nine.  To the Knowledge of Apple Nine, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of Apple Nine or any Apple Nine Subsidiary.  Since January 1, 2008, Apple Nine and each Apple Nine Subsidiary has been in compliance in all material respects with all applicable Laws relating to employment of labor, including all applicable Laws relating to wages, hours, collective bargaining, employment discrimination, civil rights, safety and health, workers’ compensation, pay equity, classification of employees, and the collection and payment of withholding and/or social security taxes.

(t) Vote Required.  The only vote of the holders of any class or series of Apple Nine’s capital stock necessary (under applicable Law or otherwise) to approve, on behalf of Apple Nine, the Apple Nine Amendments, the Mergers, this Agreement and the other transactions contemplated hereby is the Apple Nine Shareholder Approval.

(u) No Undisclosed Material Liabilities.  Except as disclosed in the Apple Nine SEC Documents, and except for additional borrowings under Apple Nine’s line of credit disclosed on Schedule 3.2(u) of the Apple Nine Disclosure Letter, there are no Liabilities of Apple Nine or any of its Subsidiaries, and there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a Liability, other than: (i) Liabilities reserved for on the most recent balance sheet contained in the audited financial statements of Apple Nine for the period ended December 31, 2012; (ii) Liabilities incurred in the ordinary course of business consistent with past practice of Apple Nine subsequent to December 31, 2012 and (iii) such other Liabilities as would not, individually or in the aggregate, have a Material Adverse Effect on Apple Nine.

(v) Intellectual Property.  To the Knowledge of Apple Nine (i) the conduct of the business of Apple Nine and its Subsidiaries as currently conducted does not infringe upon or misappropriate the Intellectual Property rights of any third party, and no claim has been asserted to Apple Nine or any Apple Nine Subsidiary that the conduct of the business of Apple Nine and its Subsidiaries as currently conducted infringes upon or may infringe upon or misappropriates the Intellectual Property rights of any third party except for any such infringement, misappropriation or claim that individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Apple Nine; and (ii) Apple Nine or an Apple Nine Subsidiary owns or is licensed to use or otherwise has the right to use all Intellectual Property as currently used in the operation of its respective business, in accordance with the terms of any applicable license agreement except where the failure to possess or have adequate rights to use such properties individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect on Apple Nine.

(w) Benefits Plans; ERISA Compliance.

(i) Other than the Apple Nine Stock Incentive Plans, neither Apple Nine nor any Subsidiary of Apple Nine has any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other employee benefit plan, arrangement or understanding (whether or not legally binding), including any “employee benefit plans,” within the meaning of Section 3(3) of ERISA, providing benefits to any current or former employee, officer or director of Apple Nine or any Apple Nine Subsidiary or any person affiliated with Apple Nine under Section 414(b), (c), (m) or (o) of the Code.

(ii) No director, officer, or employee of Apple Nine will become entitled to retirement, severance or similar benefits or to enhanced or accelerated benefits (including any acceleration of vesting or lapsing of restrictions with respect to equity-based awards) as a result of consummation of the transactions contemplated by this Agreement.

(iii) No stock option granted by Apple Nine under the Apple Nine Stock Incentive Plans (whether currently outstanding or previously exercised) has been granted with an exercise price that is less than the fair market value of the underlying stock on the date of grant, and no such stock option has been or would be, as applicable, subject to any Tax, penalty or interest under Section 409A of the Code.

(x) Antitakeover Statutes.  Apple Nine and the Board of Directors of Apple Nine have taken all action required to be taken by them to exempt this Agreement, the Mergers and the transactions contemplated hereby and thereby from the requirements of any “moratorium”, “control share”, “fair price”, “affiliate transaction”, “business combination” or other antitakeover laws and regulations of any state, including, without limitation, each of the provisions of Article 14 (Affiliated Transactions) and Article 14.1 (Control Share Acquisitions) of the VSCA.

(y) No Other Representations or Warranties.  Except for the representations and warranties made by Apple Nine and the Acquisition Subsidiaries in this Section 3.2, Apple Nine and the Acquisition Subsidiaries make no representations or warranties, and Apple Nine and the Acquisition Subsidiaries hereby disclaim any other representations or warranties, with respect to Apple Nine and its Subsidiaries.

ARTICLE IV
COVENANTS

Section 4.1 Conduct of Business by the Companies.  During the period from the date of this Agreement to the Effective Time, each Company agrees, as to itself, that it shall, and shall cause each of its Subsidiaries to, carry on its businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent therewith, use commercially reasonable efforts (i) to preserve intact its current business organization, goodwill, ongoing businesses and its status as a REIT within the meaning of the Code, (ii) to preserve its current beneficial relationships with any Person with which such Company has material business relationships (including, without limitation, customers, suppliers, directors, officers and other employees if any), and (iii) to keep available the services of its officers and key employees, if any. Without limiting the generality of the foregoing, the following additional restrictions shall apply during the period from the date of this Agreement to the Effective Time, except as set forth on Schedule 4.1 of the Disclosure Letter of such Company, or as otherwise contemplated by this Agreement, each Company agrees, as to itself, that it shall not, and shall cause each of its Subsidiaries, not to (and not to authorize or commit or agree to), unless each of the other Apple REITs, with the approval of their respective Special Committees, shall otherwise consent in writing:

(a) (i) except for regular monthly dividends as set forth on Schedule 4.1(a) of the Disclosure Letter of such Company, declare, set aside or pay any dividends on, or make any other distributions in respect of, any shares of capital stock of such Company, (ii) split, combine or reclassify any capital stock, partnership interests or other equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of such capital stock, partnership interests or other equity interests, or (iii) purchase, redeem or otherwise acquire any shares of capital stock, partnership interests or other equity interests of such Company or any of its Subsidiaries;

(b) amend the Organizational Documents of such Company;

(c) merge or consolidate with any Person;

(d) acquire or agree to acquire (by merger, consolidation or acquisition of stock or assets, or by lease or license) any real property, corporation, partnership or other business organization or division thereof (except of or from any Subsidiary of such Company), or acquire other assets, other than (i) supplies, equipment and investment securities or other assets in bona fide transactions, on arm’s-length terms in the ordinary course of business of such Company and its Subsidiaries in a manner that is consistent with past practice, and/or (ii) acquisitions set forth on Schedule 3.1(l)(i)(G) to the Disclosure Letter of such Company;

(e) except as provided in clause (n) below, issue, deliver or sell, or grant any option or other right in respect of, any shares of capital stock or debt securities, any other voting or redeemable securities of such Company or any Subsidiary of such Company or any securities convertible into, or any rights, warrants or options to acquire, any such shares (“Equity Equivalents”), voting securities or redeemable or convertible securities except to such Company or a Subsidiary of such Company and other than the issuance of any shares of capital stock upon the exercise of stock options that are outstanding on the date of this Agreement in accordance with the terms of the Stock Incentive Plans on the date of this Agreement;

(f) amend any term of any Shares or Equity Equivalents of such Company;

(g) sell, pledge, lease, dispose of, exclusively license or encumber or grant any third party any rights with respect to any property or assets, other than sales of assets, securities, properties, interests or businesses, other than in the ordinary course of business and where the assets which did not, individually or in the aggregate, contribute more than 10% of such Company’s earnings before interest, taxes, depreciation and amortization for the fiscal year ending December 31, 2012;

(h) other than in the ordinary course of business and, for each Company, consistent with past practice (i) incur, create or assume any Indebtedness or issue or amend the terms of any debt securities, (ii) assume, guarantee or endorse, or otherwise become responsible for the obligations of any other Person or entity (other than any Subsidiary of such Company) for borrowed money, or (iii) pledge, encumber or otherwise subject to an Encumbrance any Properties of such Company;

(i) make any loans, advances or capital contributions to, or investments in, any other Person, other than in the ordinary course of business consistent with past practice or loans, advances or capital contributions to, or investments in, wholly owned Subsidiaries of such Company;

(j) (i) make, modify or rescind any tax election (unless required by Law or necessary to preserve such Company’s status as a REIT or the partnership status of any Subsidiary of such Company that is a partnership for federal tax purposes); (ii) change any annual tax accounting period, (iii) adopt or change any method of tax accounting except as required by applicable Law, (iv) materially amend any Tax Returns, (v) enter into any material closing agreement, (vi) settle any material Tax claim, audit or assessment or (vii) surrender any right to claim a material Tax refund, offset or other reduction in Tax liability;

(k) (i) change in any material manner any of its methods, principles or practices of accounting in effect at the Financial Statement Date, (ii) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, except in the case of settlements or compromises in an amount not to exceed, individually or in the aggregate, $1,000,000, or (iii) change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of its most recently filed federal income Tax Return, except, in the case of clause (i) or (iii), as may be required by the SEC, applicable Law or GAAP and with notice thereof to the other Apple REITs;

(l) incur any capital expenditures or any obligations or liabilities in respect thereof, except for (i) those in an amount not to exceed the total amount of the capital expenditure budget for such Company set forth in Schedule 4.1(l) of the Disclosure Letter of such Company and (ii) any unbudgeted capital expenditures not to exceed $2,000,000 individually or $2,000,000 in the aggregate;

(m) adopt or enter or make any commitment to adopt or enter into any employee benefit plan, program, policy or agreement that would be a “employee benefit plan” as defined in Section 3(3) of the ERISA if it were in existence as of the date of this Agreement;

(n) grant any awards under any Stock Incentive Plan (including any severance plan) except awards to the directors of such Company in the ordinary course of business consistent with past practice;

(o) take any action or exercise any discretion to accelerate the vesting or payment of, or to fund or in any other way secure the payment of, any compensation or benefit under any Stock Incentive Plan;

(p) settle any material Legal Action involving or against such Company or any of its Subsidiaries, including any shareholder derivative or class action claims, including any arising out of or in connection with the Mergers or the other transactions contemplated hereby;

(q) amend or modify in any material respect or terminate (excluding terminations upon expiration of the term thereof in accordance with their terms) any Material Contracts of such Company or waive, release or assign any material rights, claims or benefits of it or its Subsidiaries under any Material Contract of such Company, or enter into any contract or agreement that would have been a Material Contract of such Company had it been entered into prior to this Agreement, except in the ordinary course of business consistent with past practice;

(r) enter into or amend or otherwise modify any material agreement or arrangement with Persons that are Affiliates or, as of the date hereof, are officers, directors or employees of such Company or any Subsidiary of such Company;

(s) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of such Company or any Subsidiary thereof (other than the applicable Merger); or

(t) agree, resolve or commit to (i) do any action restricted by this Section 4.1 or (ii) accept any restriction that would prevent such Company or any of its Subsidiaries from taking any action required by this Section 4.1.

Section 4.2 Conduct of Business by Apple Nine and Acquisition Subsidiaries.  During the period from the date of this Agreement to the Effective Time, Apple Nine and each Acquisition Subsidiary shall, and shall cause each such entity’s Subsidiaries to, carry on its businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent therewith, use commercially reasonable efforts  (i) to preserve intact its current business organization, goodwill, ongoing businesses and its status as a REIT within the meaning of the Code, (ii) to preserve its current beneficial relationships with any Person with which Apple Nine has material business relationships (including, without limitation, customers, suppliers, directors, officers and other employees if any), and (iii) to keep available the services of its officers and key employees.  Without limiting the generality of the foregoing, the following additional restrictions shall apply during the period from the date of this Agreement to the Effective Time, except as set forth on Schedule 4.2 of the Apple Nine Disclosure Letter, or as otherwise contemplated by this Agreement, Apple Nine and each Acquisition Subsidiary shall not, and shall cause each such entity’s Subsidiaries, not to (and not to authorize or commit or agree to), unless each of the other Apple REITs, with the approval of their respective Special Committees, shall otherwise consent in writing:

(a) (i) except for regular monthly dividends as set forth on Schedule 4.2(a) of Apple Nine Disclosure Letter, declare, set aside or pay any dividends on, or make any other distributions in respect of, any shares of capital stock of Apple Nine or any Acquisition Subsidiary, (ii) split, combine or reclassify any capital stock, partnership interests or other equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of such capital stock, partnership interests or other equity interests, or (iii) purchase, redeem or otherwise acquire any shares of capital stock, partnership interests of other equity interests of Apple Nine or any Acquisition Subsidiary of Apple Nine;

(b) amend the Apple Nine Organizational Documents, except for the Apple Nine Amendments;

(c) merge or consolidate with any Person;

(d) acquire or agree to acquire (by merger, consolidation or acquisition of stock or assets, or by lease or license) any real property, corporation, partnership or other business organization or division thereof (except of or from any Subsidiary of Apple Nine), or acquire other assets, other than (i) supplies, equipment and investment securities or other assets in bona fide transactions, on arm’s-length terms in the ordinary course of business of Apple Nine, each Acquisition Subsidiary and any such entity’s Subsidiaries in a manner that is consistent with past practice and/or (ii) acquisitions set forth on Schedule 3.2(l)(i)(G) of the Apple Nine Disclosure Letter;

(e) except as provided in clause (n) below, issue, deliver or sell, or grant any option or other right in respect of, any shares of capital stock or debt securities, any other voting or redeemable securities of Apple Nine or of any Acquisition Subsidiary or any such entity’s Subsidiary or any Equity Equivalents, voting securities or redeemable or convertible securities except to Apple Nine or any Acquisition Subsidiary or any such entity’s Subsidiary, and other than the issuance of any shares of capital stock upon the exercise of stock options that are outstanding on the date of this Agreement in accordance with the terms of the Apple Nine Stock Incentive Plans on the date of this Agreement;

(f) amend any term of any Apple Nine Shares or Equity Equivalents of Apple Nine;

(g) sell, pledge, lease, dispose of, exclusively license or encumber or grant any third party any rights with respect to any property or assets, other than sales of assets, securities, properties, interests or businesses, other than in the ordinary course of business and where the assets which did not, individually or in the aggregate, contribute more than 10% of Apple Nine’s earnings before interest, taxes, depreciation and amortization for the fiscal year ending December 31, 2012;

(h) other than in the ordinary course of business consistent with past practice (i) incur, create or assume any Indebtedness or issue or amend the terms of any debt securities, (ii) assume, guarantee or endorse, or otherwise become responsible for the obligations of any other Person or entity (other than any Subsidiary of Apple Nine) for borrowed money, or (iii) pledge, encumber or otherwise subject to an Encumbrance any Properties of Apple Nine;

(i) make any loans, advances or capital contributions to, or investments in, any other Person, other than in the ordinary course of business consistent with past practice or loans, advances or capital contributions to, or investments in, wholly owned Subsidiaries of Apple Nine or any Acquisition Subsidiary;

(j) (i) make, modify or rescind any tax election (unless required by Law or necessary to preserve Apple Nine’s status as a REIT or the partnership status of any Apple Nine Subsidiary that is a partnership for federal tax purposes) (ii) change any annual tax accounting period, (iii) adopt or change any method of tax accounting except as required by applicable Law, (iv) materially amend any Tax Returns, (v) enter into any material closing agreement, (vi) settle any material Tax claim, audit or assessment or (vii) surrender any right to claim a material Tax refund, offset or other reduction in Tax liability;

(k) (i) change in any material manner any of its methods, principles or practices of accounting in effect at the Financial Statement Date, (ii) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, except in the case of settlements or compromises in an amount not to exceed, individually or in the aggregate, $1,000,000, or (iii) change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of its most recently filed federal income Tax Return, except, in the case of clause (i) or (iii), as may be required by the SEC, applicable Law or GAAP and with notice thereof to the Companies;

(l) incur any capital expenditures or any obligations or liabilities in respect thereof, except for (i) those in an amount not to exceed the total amount of the capital expenditure budget for Apple Nine set forth in Schedule 4.2(l) of the Apple Nine Disclosure Letter and (ii) any unbudgeted capital expenditures not to exceed $2,000,000 individually or $2,000,000 in the aggregate;

(m) adopt or enter or make any commitment to adopt or enter into any employee benefit plan, program, policy or agreement that would be an “employee benefit plan” as defined in Section 3(3) of the ERISA if it were in existence as of the date of this Agreement;

(n) grant any awards under any Apple Nine Stock Incentive Plan (including any severance plan) except awards to the directors of Apple Nine in the ordinary course of business consistent with past practice;

(o) take any action or exercise any discretion to accelerate the vesting or payment of, or to fund or in any other way secure the payment of, any compensation or benefit under any Apple Nine Stock Incentive Plan;

(p) settle any material Legal Action involving or against Apple Nine, any Acquisition Subsidiary or any such entity’s Subsidiary, including any shareholder derivative or class action claims arising out of or in connection with the Mergers or the other transactions contemplated hereby;

(q) amend or modify in any material respect or terminate (excluding terminations upon expiration of the term thereof in accordance with their terms) any Material Contract of Apple Nine or waive, release or assign any material rights, claims or benefits of it or its Subsidiaries under any Material Contract of Apply Nine, or enter into any contract or agreement that would have been a Material Contract of Apple Nine had it been entered into prior to this Agreement, except in the ordinary course of business consistent with past practice;

(r) enter into or amend or otherwise modify any material agreement or arrangement with Persons that are Affiliates or, as of the date hereof, are officers, directors or employees of Apple Nine or any Acquisition Subsidiary or any such entity’s Subsidiaries;

(s) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Apple Nine, any Acquisition Subsidiary or any such entity’s Subsidiary thereof (other than the applicable Merger); or

(t) agree, resolve or commit to (i) do any action restricted by this Section 4.2 or (ii) accept any restriction that would prevent Apple Nine, any Acquisition Subsidiary or any such entity’s Subsidiary from taking any action required by this Section 4.2.

Section 4.3 Other Actions.  Apple Nine and each of the Companies shall not and shall cause its respective Subsidiaries not to take any action that would result in (i) any of the representations and warranties of such party (without giving effect to any “Knowledge” qualification) set forth in this Agreement that are qualified as to materiality becoming untrue in any respect, (ii) any of such representations and warranties (without giving effect to any “Knowledge” qualification) that are not so qualified becoming untrue in any material respect or (iii) except as contemplated by Section 7.1, any of the conditions to the Mergers set forth in ARTICLE VI not being satisfied.

Section 4.4 Control of Other Party’s Business.  Nothing contained in this Agreement will give Apple Nine, directly or indirectly, the right to control any of the Companies or any of their respective Subsidiaries or direct the business or operations of any of the Companies or any of their respective Subsidiaries prior to the Effective Time.  Nothing contained in this Agreement will give any Company, directly or indirectly, the right to control Apple Nine or any of its Subsidiaries or direct the business or operations of Apple Nine or any of its Subsidiaries prior to the Effective Time.  Prior to the Effective Time, each of the Apple REITs will exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its respective operations and the operations of its respective Subsidiaries.  Nothing in this Agreement, including any of the actions, rights or restrictions set forth herein, will be interpreted in such a way as to place any of the Apple REITs in violation of any applicable Law.

ARTICLE V
ADDITIONAL COVENANTS

Section 5.1 Preparation of the Registration Statement and the Proxy Statement; Shareholder Meetings.

(a) Each of the Companies and Apple Nine shall cooperate and use commercially reasonable efforts to promptly prepare and Apple Nine shall file with the SEC, as soon as practicable, a Registration Statement on Form S-4 (the “Form S-4”) under the Securities Act with respect to the Apple Nine Common Shares issuable in the Mergers, a portion of which Form S-4 shall also serve as the proxy statement with respect to the Apple Nine Amendments and a joint proxy statement with respect to the Shareholder Meeting of each of the Apple REITs in connection with the Mergers (the “Proxy Statement/Prospectus”).  Each of the Companies and Apple Nine shall furnish all information concerning such party and its Affiliates to the others (including the respective Special Committees), and provide such other assistance, as may be reasonably requested by the Apple REITs (including the respective Special Committees) in connection with the preparation, filing and distribution of the Form S-4 and Proxy Statement/Prospectus.  The Form S-4 and Proxy Statement/Prospectus shall include all information reasonably requested by such other party to be included therein.  The respective parties will cause the Proxy Statement/Prospectus and the Form S-4 to comply as to form in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder.  Each of the Companies and Apple Nine shall use commercially reasonable efforts to have the Form S-4 declared effective under the Securities Act as promptly as reasonably practicable and to keep the Form S-4 effective as long as necessary to the consummate the transactions contemplated herein.  Apple Nine will cause the Proxy Statement/Prospectus to be mailed to Apple Nine’s shareholders, and each Company will cause the Proxy Statement/Prospectus to be mailed to its respective shareholders, in each case, as promptly as reasonably practicable after the Form S-4 is declared effective under the Securities Act.   Apple Nine shall use its best efforts to obtain, prior to the effective date of the Form S-4, all necessary state securities law or “Blue Sky” permits or approvals required to carry out the transactions contemplated by this Agreement.  Except for annual, quarterly and current reports filed or furnished with the SEC under the Exchange Act, which may be incorporated by reference therein (but subject to Section 5.5), no filing of, or amendment or supplement to, the Form S-4 or the Proxy Statement/Prospectus will be made by Apple Nine or the

Companies, as applicable, without the other’s prior consent (which shall not be unreasonably withheld, delayed or conditioned) and without providing the other the opportunity to review and comment thereon.   Apple Nine will advise each of the Companies, promptly after it receives notice thereof, of the time when the Form S-4 has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Apple Nine Common Shares issuable in connection with the Mergers for offering or sale in any jurisdiction, or any oral or written request by the SEC for amendment of the Proxy Statement/Prospectus or the Form S-4 or comments thereon and responses thereto or requests by the SEC for additional information, and will promptly provide the others with copies of any written communication from the SEC or any state securities commission.  Each of the Companies and Apple Nine shall use its reasonable best efforts to respond as promptly as practicable to any comments from the SEC with respect to the Proxy Statement/Prospectus and Form S-4.  If at any time prior to the Effective Time any information relating to Apple Nine or the Companies, or any of their respective affiliates, officers or directors, should be discovered by Apple Nine or any Company which should be set forth in an amendment or supplement to (i) the Form S-4 so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein not misleading or (ii) the Proxy Statement/Prospectus, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the respective shareholders of Apple Nine and the Companies.  All filings by each of the Apple REITs with the SEC in connection with the transactions contemplated hereby, including all mailings to any of the Apple REITs’ shareholders in connection with the Mergers and transactions contemplated by this Agreement, shall be subject to the reasonable prior review and comment from each of the other Apple REITs (including the respective Special Committees).

(b) In connection with the preparation of the Proxy Statement/Prospectus, Apple Nine shall cause to be delivered to the Companies, prior to the mailing of such Proxy Statement/Prospectus, the opinion dated the date of the Proxy Statement/Prospectus of McGuireWoods LLP (“MW”), counsel to Apple Nine, subject to certificates, letters and assumptions, reasonably satisfactory to Apple Nine, that the Mergers will qualify as a tax-free reorganization for each Company’s shareholders under Section 368(a) of the Code.

(c) Each of the Apple REITs shall take all action necessary in accordance with applicable Law and such entity’s articles of incorporation and by-laws to convene a meeting of its shareholders (each a “Shareholder Meeting”) as promptly as practicable to consider and vote upon or otherwise to obtain the consent of its shareholders, as required, to the transactions contemplated hereby.  Subject to Section 5.4(c) and Section 7.1(b), each of the Apple REITs shall take all lawful action to solicit such consent, including, without limitation, timely mailing the Proxy Statement/Prospectus.  Each of the Apple REITs shall coordinate and cooperate with respect to the timing of such meetings and shall hold such meetings sequentially on the same day.

Section 5.2 Access to Information; Confidentiality.  Subject to the requirements of confidentiality agreements with third parties, upon 24 hours prior written notice, each of the Apple REITs shall, and shall cause each of its respective Subsidiaries to, afford to the other parties and to the officers, employees, accountants, counsel, financial advisors and other representatives of such other party, reasonable access during normal business hours during the period after the execution of this Agreement through the Effective Time, to all their respective properties, books, contracts, commitments, personnel and records and, during such period, each of the Apple REITs shall, and shall cause each of its respective Subsidiaries to, furnish promptly to the other parties (a) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws, (b) a copy of each debt agreement, ground lease, owner’s or leasehold title insurance policy, existing survey, financial report of each of such party’s properties, current Smith Travel Research report, property improvement plan for such party’s properties and existing environmental audit for the such party’s properties, and (c) all other information concerning its business, properties and personnel as such other party may reasonably request, including financial statements, Tax Returns, leases, certificates of occupancy, tax statements, service agreements, license or franchise agreements and Permits.  Apple Nine and each Company shall hold any nonpublic information concerning the other parties in confidence in accordance with the Confidentiality Agreement, which shall remain in full force and effect pursuant to the terms thereof, notwithstanding the execution and delivery of this Agreement or the termination hereof.  Each of the Apple REITs shall comply with the terms of the Confidentiality Agreement with respect to any nonpublic information concerning the other parties provided to their respective officers, employees, accountants, counsel, financial advisors and other representatives and affiliates.  No investigation pursuant to this Section 5.2 or information provided, made available or delivered to any of the Apple REITs pursuant to this Section 5.2 or otherwise shall affect any representations or warranties or conditions or rights of any of the Apple REITs contained in this Agreement.

Section 5.3 Best Efforts; Notification.

(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the Apple REITs agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other in doing, all things necessary, proper or advisable to fulfill all conditions applicable to such party pursuant to this Agreement and to consummate and make effective, in the most expeditious manner practicable, the Mergers and the other transactions contemplated hereby, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain an approval, waiver or exemption from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Mergers, this Agreement or the consummation of any of the other transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (iii) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by and to fully carry out the purposes of this Agreement.  In connection with and without limiting the foregoing, each of the Apple REITs shall (i) take all action necessary so that no “fair price,” “business combination,” “moratorium,” “control share acquisition” or any other anti-takeover statute or similar statute enacted under state or federal laws of the United States or similar statute or regulation (a “Takeover Statute”) is or becomes applicable to the Mergers, this Agreement or any of the other transactions contemplated hereby and (ii) if any Takeover Statute becomes applicable to the Mergers, this Agreement, or any of the other transactions contemplated hereby, take all action necessary so that the Mergers may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Takeover Statute on the Mergers or the consummation of any of the other transactions contemplated hereby.

(b) Each of the Apple REITs shall give prompt notice to the other Apple REITs, if (i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becomes untrue or inaccurate in any material respect or any such representation or warranty that is not so qualified becomes untrue or inaccurate in any respect or (ii) it fails to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

(c) Subject to applicable Law and the instructions of any Governmental Entity, each of the Apple REITs shall keep each other reasonably apprised of the status of matters relating to the completion of the transactions contemplated hereby, including promptly furnishing the others with copies of notices or other written communications received by any of the Apple REITs or any of their respective subsidiaries, from any Governmental Entity and/or third party with respect to such transactions, and, to the extent practicable under the circumstances, shall provide the other Apple REITs and their respective counsel with the opportunity to participate in any meeting with any Governmental Entity in respect of any filing, investigation or other inquiry in connection with the transactions contemplated hereby.

Section 5.4 No Solicitation of Transactions.

(a) Subject to Section 7.1, each of the Apple REITs agrees that it shall not directly or indirectly, through any officer, director, employee, agent, investment banker, financial advisor, attorney, accountant, broker, finder or other representative, (i) initiate, solicit or knowingly encourage or facilitate (including by way of furnishing nonpublic information or assistance) any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transaction (an “Acquisition Proposal”), or authorize any of its officers, directors, employees, agents, attorneys, investment bankers, financial advisors, accountants, brokers, finders or other representatives to take any such action or (ii) enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement regarding, or that is intended to result in, or would reasonably be expected to lead to, any Competing Transaction (an “Acquisition Agreement”).  For purposes of this Agreement, “Competing Transaction” shall mean any of the following (other than the transactions contemplated by this Agreement) with respect to an Apple REIT that is the subject of an Acquisition Proposal (as applicable, the “Target Party”): (i) any merger, reorganization, consolidation, share exchange, business combination, or similar transaction involving such Target Party (or any of its Subsidiaries) pursuant to which any Person or group of Persons party thereto, or the shareholders of such Person or Persons, beneficially owns or would beneficially own 25% or more of the outstanding common shares or the outstanding voting power of such Target Party, or, if applicable, any surviving entity or the parent entity resulting from any such transaction, immediately upon consummation thereof; (ii) a recapitalization of such Target Party (or any of its Subsidiaries) or any transaction similar to a transaction referred to in clause (i) involving such Target Party (or any of its Subsidiaries) pursuant to which any Person or group of Persons party thereto, or its shareholders, beneficially owns or would beneficially own 25% or more of the outstanding common shares or the outstanding voting power of such Target Party or such Subsidiary or, if applicable, the parent entity resulting from any such transaction immediately upon consummation thereof; (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 25% or more (based upon the depreciated carrying cost of the assets on the books of such Target Party) of the consolidated assets of such Target Party and its Subsidiaries taken as a whole in a single transaction or series of related transactions; or (iv) any transaction, including any tender offer, exchange offer or share exchange, in which any Person or “group” (as defined in Rule 13d-3 of the Exchange Act) shall acquire or have the right to acquire beneficial ownership of 25% or more of the outstanding common shares of such Target Party (or any Subsidiary of such Target Party) or of the outstanding voting power of such Target Party (or any Subsidiary of such Target Party), or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such common shares or other securities representing such voting power, whether from such Target Party (or Subsidiary of such Target Party) or pursuant to a tender offer or exchange offer or otherwise; provided, however, that no transaction involving solely the acquisition of capital stock or assets of any Subsidiary of such Target Party by such Target Party will be deemed to be a Competing Transaction.

(b) The Target Party shall notify the other Apple REITs (the “Non-Target Parties”) promptly after receipt of any Acquisition Proposal, or any material modification of or material amendment to any Acquisition Proposal, or any inquiry or request for non-public information relating to the Target Party or any of its Subsidiaries or for access to the properties, books or records of the Target Party or any of its Subsidiaries by any Person that is reasonably likely to lead to or contemplate an Acquisition Proposal.  Such notice to the Non-Target Parties shall be made orally and in writing and shall include a written summary of the material terms of any such Acquisition Proposal, inquiry or request or modification or amendment to an Acquisition Proposal except to the extent that the Special Committee or the Board of Directors of the Target Party determines, in good faith, after consultation with outside counsel, that such action would be inconsistent with its fiduciary duties to the shareholders of such Apple REIT under applicable Law.  The Target Party shall (i) keep the Non-Target Parties informed, on a current basis, of any material changes in the status of, and any material changes or modifications in the terms of, any such Acquisition Proposal, inquiry or request and (ii) provide to the Non-Target Parties, as soon as practicable after receipt or delivery thereof, summaries of the material terms of all correspondence and other written material sent or provided to the Target Party from any third party in connection with any Acquisition Proposal or sent or provided by the Target Party to any third party in connection with any Acquisition Proposal.  No Apple REIT shall enter into any agreement on or after the date hereof that would prevent such party from providing any information required by this Section 5.4(b) to the other parties.

(c) Except as permitted by this Section 5.4(c), neither the Special Committee nor the Board of Directors of any of the Apple REITs shall (i) (A) withdraw (or modify or qualify in any manner adverse to the other Apple REITs) the approval or declaration of advisability by such Special Committee or Board of Directors of this Agreement and the Mergers or any of the other transactions contemplated hereby, (B) adopt, approve, recommend, endorse or otherwise declare advisable the adoption of any Acquisition Proposal or (C) resolve, agree or publicly propose to take any such actions (each such action set forth in this Section 5.4(c)(i) being referred to herein as an “Adverse Recommendation Change”) or (ii) cause or permit such Apple REIT to enter into, or resolve, agree or propose publicly to do so with respect to, any Acquisition Agreement (other than a confidentiality agreement as referred to in Section 7.1(a)).  Notwithstanding anything to the contrary in this Section 5.4(c), at any time prior to obtaining the Required Shareholder Approval for such Apple REIT, the Special Committee or Board of Directors of any Apple REIT may make an Adverse Recommendation Change, if such Special Committee or Board of Directors determines in good faith, after consultation with outside counsel, that failure to do so would be inconsistent with its fiduciary duties to the shareholders of such Apple REIT under applicable Law.

(d) Nothing contained in this Section 5.4 shall prohibit an Apple REIT or its Subsidiaries from taking and disclosing to its shareholders a position required by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act and no disclosure that the Special Committee may determine (after consultation with counsel) that it or such Apple REIT is required to make under applicable Law shall constitute a violation of this Agreement; provided, however, that in any event the Special Committee shall not make an Adverse Recommendation Change except in accordance with Section 5.4(c).

Section 5.5 Public Announcements.  Except (a) with respect to any Adverse Recommendation Change made in accordance with the terms of this Agreement and (b) with respect to disclosures that are consistent with prior disclosures made in compliance with this Section 5.5, each of the Apple REITs will consult with the other Apple REITs (including the Special Committees thereof) before issuing, and provide executive officers and the Special Committee of the other Apple REITs the opportunity to review and comment upon, any press release or other public statements with respect to the Mergers or the other transactions contemplated hereby, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law or court process.  The parties agree that the initial press release to be issued with respect to the execution of this Agreement will be in the form agreed to by the parties hereto and approved by each of the Special Committees.

Section 5.6 Transfer Taxes.  Each of the Apple REITs shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added stock transfer and stamp taxes, any transfer, recording, registration and other fees, any similar taxes and any related interests, penalties and additions to tax which become payable in connection with the Mergers.

Section 5.7 Certain Transactions.

(a) Termination of Advisory and Related Party Contracts.  On or prior to the Closing Date, each of the Apple REITs shall terminate, without liability to such Apple REIT, each of the contracts listed on Exhibit F attached hereto pursuant to a termination agreement entered into on the date hereof, a copy of which is attached hereto as Exhibit G (the “Termination Agreement”).

(b) DRIP and Redemption Program.  Between the date of this Agreement and the earlier of the termination of this Agreement or the Effective Time, each of the Apple REITs shall continue the suspension of its Dividend Reinvestment Plan and its Unit Redemption Program.

Section 5.8 Indemnification of Directors, Officers, Employees or Agents of the Companies.

(a) Indemnification Rights.  From and after the Effective Time, Apple Nine shall indemnify the present and former directors, officers, employees or agents of each of the Companies and its Subsidiaries who at any time prior to the Effective Time were entitled to indemnification under the articles of incorporation or by-laws of such Company or employment agreements between such Company and its officers existing on the date hereof to the same extent as such directors, officers, employees or agents are entitled to indemnification under such articles of incorporation or by-laws or existing employment agreements in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement).

(b) Liability Coverage.  Each of the Surviving Corporations shall obtain and maintain for a period of six years from and after the Effective Time “run-off” or “tail” director and officer liability coverage to the directors and officers of such Company and its Subsidiaries without reduction of existing coverage under, and having terms not less favorable to the insured persons, than the director and officer liability insurance coverage presently maintained by such Company.

(c) Articles of Incorporation and By-laws.  The articles of incorporation and by-laws of each Surviving Corporation shall contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees or agents of Apple Seven and any of its Subsidiaries or Apple Eight and any of its Subsidiaries, as the case may be, than are presently set forth in the articles of incorporation and by-laws of such Company.

(d) Successors and Assigns.  The provisions of this Section 5.8 are intended to be for the benefit of, and shall be enforceable by, each indemnified party, his or her heirs and his or her personal representatives and shall be binding on all successors and assigns of Apple Nine and the Surviving Corporations.  Apple Nine agrees to pay all costs and expenses (including fees and expenses of counsel) that may be incurred by any indemnified party or his or her heirs or his or her personal representatives in successfully enforcing the indemnity or other obligations of Apple Nine or the Surviving Corporations under this Section 5.8.  The provisions of this Section 5.8 shall survive the Mergers and are in addition to any other rights to which an indemnified party may be entitled.  In the event that Apple Nine, the Surviving Corporations or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its business, properties or assets to any Person, then, and in each such case, to the extent necessary, a proper provision should be made so that the successors and assigns of Apple Nine, the Surviving Corporations or any of their respective successors or assigns, as the case may be, shall assume the obligations set forth in this Section 5.8, which obligations are expressly intended to be for the irrevocable benefit of, and shall be enforceable by, each indemnified party covered hereby.

Section 5.9 Litigation.  Each Apple REIT shall give the other Apple REITs the opportunity to participate in the defense or settlement of any shareholder litigation against such Apple REIT and/or its directors relating to the Mergers and the other transactions contemplated by this Agreement, and no such settlement shall be agreed to without the prior written consent of the other Apple REITs (with the prior approval of the Special Committees thereof), which consent shall not be unreasonably withheld, conditioned or delayed.  For purposes of this paragraph, “participate” means that the non-litigating party will be kept apprised of proposed strategy and other significant decisions with respect to the litigation by the litigating party, consistent with the common interest of the Apple REITs in these matters and the applicable privileges and protections provided therein, and the non-litigating party may offer comments or suggestions with respect to the litigation, but will not be afforded any decision making power or other authority over the litigation except for the settlement consent set forth above.

Section 5.10 Section 16 Matters.  Prior to the Effective Time, each of the parties shall take all such steps as may be required to cause (a) any dispositions of Shares (including derivative securities with respect to Shares) resulting from the Mergers and the other transactions contemplated by this Agreement, by each individual who will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to any of the Companies immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act and (b) any acquisitions of Apple Nine Common Shares (including derivative securities with respect to Apple Nine Common Shares) resulting from the Mergers and the other transactions contemplated by this Agreement, by each individual who may become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Apple Nine to be exempt under Rule 16b-3 promulgated under the Exchange Act.

ARTICLE VI
CONDITIONS PRECEDENT

Section 6.1 Conditions to Each Party’s Obligation to Effect the Merger.  The respective obligation of each of the Apple REITs to effect the Merger to which it is a party and to consummate the other transactions contemplated hereby is subject to the satisfaction or waiver (as determined by the Special Committee of each respective Apple REIT) on or prior to the Effective Time of the following conditions:

(a) Shareholder Approval.  The Shareholder Approval of each Company and the Apple Nine Shareholder Approval (collectively, the “Required Shareholder Approvals”) shall each have been obtained.

(b) No Injunctions or Restraints.  No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of any of the Mergers or any of the other transactions contemplated hereby shall be in effect.

(c) Certain Actions and Consents.  All material actions by or in respect of or filings with any Governmental Entity required for the consummation of the Mergers or any of the other transactions contemplated hereby as set forth on Schedule 6.1(c) of the Disclosure Letter of each Apple REIT shall have been obtained or made, and any waiting period under applicable Laws shall have expired or been terminated.

(d) Termination of Advisory and Related Party Contracts.  The Termination Agreement entered into on the date hereof shall remain in effect and shall not have been amended or modified, or any of the Apple REITs’ rights thereunder waived, except in each case to the extent each of the Apple REITs (acting at the direction of the Special Committee of such respective Apple REITs) has approved in writing prior thereto such amendment, modification or waiver.

(e) Apple Ten Subcontract Agreement.  The subcontract agreement entered into on the date hereof between Apple Nine and Apple Ten Advisors, Inc., a Virginia corporation (“Apple Ten Advisors”), attached hereto as Exhibit H (the “Subcontract Agreement”) shall remain in effect and shall not have been amended or modified, or any of Apple Nine’s rights thereunder waived, except in each case to the extent each of the Apple REITs (acting at the direction of the Special Committee of such respective Apple REITs) has approved in writing prior thereto such amendment, modification or waiver.

(f) Form S-4.  The Form S-4 shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Form S-4 shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or threatened by the SEC.

(g) Tax Opinion Relating to the Merger.  The Apple REITs shall receive an opinion of MW, or other counsel to Apple Nine reasonably satisfactory to each of the Companies, dated as of the date of the Closing Date, opining with respect to the matters set forth in Section 5.1(b) hereof.  Such opinion shall be based upon customary assumptions and customary representations made by Apple Nine and its Subsidiaries, and such opinion shall be subject to such changes or modifications as may be deemed necessary or appropriate by MW (or such counsel rendering the opinion and as shall be reasonably satisfactory to each of the Companies).

(h) Dissenting Shares.  The number of Apple Nine Common Shares that would be issuable with respect to Dissenting Shares shall not exceed five percent (5%) of the Apple Nine Common Shares to be issued and outstanding after the Effective Time assuming there were no Dissenting Shares.

(i) Other Mergers.  Each of the Mergers (other than in the case of a Company, the Merger to which it is a party) shall have been consummated concurrently with the Merger to which it is a party.

(j) Apple Fund Management Assignment and Transfer Agreement.  The assignment and transfer agreement entered into on the date hereof between Apple Nine,  Apple Fund Management, LLC, a Virginia Limited Liability Company and Apple Nine Advisors, Inc., a Virginia corporation (“Apple Nine Advisors”), attached hereto as Exhibit I (the “Assignment and Transfer Agreement”) shall not have been amended or modified, or any of Apple Nine’s rights thereunder waived, except in each case to the extent each of the Apple REITs (acting at the direction of the Special Committee of such respective Apple REITs) has approved in writing prior thereto such amendment, modification or waiver.

Section 6.2 Conditions to Obligations of Apple Nine and Acquisition Subsidiaries.  The obligations of Apple Nine and each Acquisition Subsidiary to effect the Mergers to which they are a party and to consummate the other transactions contemplated hereby are further subject to the following conditions, any one or more of which may be waived by Apple Nine (acting at the direction of the Special Committee thereof):

(a) Representations and Warranties.  (i) Each of the representations and warranties of each Company set forth in Section 3.1(a), Section 3.1(c), Section 3.1(d)(i) and Section 3.1(j) of this Agreement shall be true and correct in all material respects as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date and (ii) the other representations and warranties of each Company set forth in this Agreement shall be true and correct as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and Apple Nine shall have received a certificate (which certificate may be qualified by knowledge to the same extent as such representations and warranties are so qualified) signed on behalf of each Company by such Company’s chief executive officer or chief financial officer to such effect. This condition shall be deemed satisfied notwithstanding any failure of a representation or warranty of any Company set forth in clause (ii) above to be true and correct as of the Closing Date if such failure (without giving effect to any “materiality” or “Material Adverse Effect” qualification or standard contained in any such representation or warranty), either individually or in the aggregate with any other such failures, would not be reasonably likely to result in a Material Adverse Effect on such Company.

(b) Performance of Obligations of the Companies.  Each Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and Apple Nine shall have received a certificate signed on behalf of each Company by such Company’s chief executive officer or the chief financial officer to such effect.

(c) Consents.  All consents and waivers from third parties as set forth on Schedule 6.2(c) of the Disclosure Letter of each of the Companies shall have been obtained, other than such consents and waivers from third parties, which, if not obtained, would not result, individually or in the aggregate, in a Material Adverse Effect on any Company.

(d) Absence of Changes.  From the date of this Agreement through the Effective Time, there shall have been no Material Adverse Effect on either Company.

(e) Tax Opinions Relating to REIT Status.  Each of the Companies shall provide Apple Nine an opinion of MW, or other counsel to such Company reasonably satisfactory to Apple Nine, dated as of the date of the Closing Date, opining that such Company has been organized and has operated in conformity with the requirements for qualification as a REIT under the Code commencing with such Company’s taxable year ended as set forth on Schedule 6.2(e) of the Disclosure Letter of such Company and through such Company’s taxable year ended December 31, 2012 and that such Company’s organization and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT for subsequent taxable years. Such opinion shall be based upon customary assumptions and customary representations made by such Company and its Subsidiaries, and such opinion shall be subject to such changes or modifications as may be deemed necessary or appropriate by MW (or such counsel rendering the opinion and as shall be reasonably satisfactory to Apple Nine).

Section 6.3 Conditions to Obligation of the Companies.  The obligations of each of the Companies to effect the Merger to which it is a party and to consummate the other transactions contemplated hereby are further subject to the following conditions, any one or more of which may be waived by each Company (acting at the direction of the Special Committee thereof):

(a) Representations and Warranties.  (i) Each of the representations and warranties of Apple Nine and the Acquisition Subsidiaries set forth in Section 3.2(a), Section 3.2(c), Section 3.2(d)(i) and Section 3.2(j) of this Agreement shall be true and correct in all material respects as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, (ii) each of the representations and warranties of the other Company set forth in Section 3.1(a), Section 3.1(c), Section 3.1(d)(i) and Section 3.1(j) of this Agreement shall be true and correct in all material respects as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date and (iii) the other representations and warranties of Apple Nine and the Acquisition Subsidiaries, and the other Company, set forth in this Agreement shall be true and correct as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and each of the Companies shall have received a certificate (which certificate may be qualified by knowledge to the same extent as such representations and warranties are so qualified) signed on behalf of the other Apple REITs by the chief executive officer or the chief financial officer of the other Apple REITs to such effect with regard to its own representations and warranties, and for Apple Nine, the representations and warranties of itself and the Acquisition Subsidiaries. This condition shall be deemed satisfied notwithstanding any failure of a representation or warranty of each of the other Apple REITs set forth in clause (iii) above to be true and correct as of the Closing Date if such failure (without giving effect to any materiality qualification or standard contained in any such representation or warranty), either individually or in the aggregate with any other such failures, would not be reasonably likely to result in a Material Adverse Effect on Apple Nine or a Material Adverse Effect on the other Company, as the case may be.

(b) Performance of Obligations of Other Apple REITs and Acquisition Subsidiaries.  Each of the other Apple REITs and Acquisition Subsidiaries shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and each Company shall have received a certificate of the other Apple REITs signed on behalf of the other Apple REITs by the chief executive officer or the chief financial officer of such party to such effect with regard to itself and for Apple Nine, itself and the Acquisition Subsidiaries.

(c) Consents.  All consents and waivers from third parties as set forth on Schedule 6.3(c) of the Disclosure Letter of Apple Nine and as set forth on Schedule 6.2(c) of the other Company shall have been obtained, other than such consents and waivers from third parties, which, if not obtained, would not result, individually or in the aggregate, in a Material Adverse Effect on Apple Nine or a Material Adverse Effect on the other Company, as the case may be.

(d) Absence of Changes.  From the date of this Agreement through the Effective Time, there shall have been no Material Adverse Effect on Apple Nine or the other Company.

(e) Tax Opinion Relating to REIT Status.  Apple Nine shall provide the Companies an opinion of MW, or other counsel to Apple Nine reasonably satisfactory to the Companies, dated as of the date of the Closing Date, opining that Apple Nine has been organized and has operated in conformity with the requirements for qualification as a REIT under the Code commencing with Apple Nine’s taxable year ended December 31, 2008 and through Apple Nine’s taxable year ended December 31, 2012 and that Apple Nine’s organization and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT for subsequent taxable years. Such opinion shall be based upon customary assumptions and customary representations made by Apple Nine and its Subsidiaries, and such opinion shall be subject to such changes or modifications as may be deemed necessary or appropriate by MW (or such counsel rendering the opinion and as shall be reasonably satisfactory to the Companies).

ARTICLE VII
BOARD ACTIONS

Section 7.1 Board Actions.

(a) Notwithstanding anything to the contrary in Section 5.4, at any time prior to obtaining the Required Shareholder Approval for the Target Party, the Target Party may furnish or cause to be furnished information to, and enter or cause to be entered into discussions with, and only with, a Person (and its representatives) who has made a bona fide written Acquisition Proposal that was not solicited on or after the date of this Agreement and that did not otherwise result from a breach of Section 5.4(a), if the Target Party’s Special Committee (the “Target Special Committee”) has (i) determined in good faith that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Competing Transaction, and (ii) obtained from such Person an executed confidentiality agreement containing terms that are determined in good faith by the Target Special Committee to be substantially similar to and not less favorable to the Target Party and the Non-Target Parties, in the aggregate, than those contained in the Confidentiality Agreement (other than those relating to any standstill provisions contained therein) (it being understood that such confidentiality agreement and any related agreements shall not include any provision calling for any exclusive right to negotiate with such Person or having the effect of prohibiting the Target Party from satisfying its obligations under this Agreement).  Unless such information has been previously provided to the Non-Target Parties, all information that is provided by the Target Party to the Person making such Acquisition Proposal shall be provided to the Non-Target Parties.

(b) Notwithstanding anything to the contrary in Section 5.4, at any time prior to obtaining the Required Shareholder Approval for the Target Party, if the Target Party receives an unsolicited written Acquisition Proposal that did not result from a breach of Section 5.4 and that the Target Special Committee determines in good faith (after consultation with its outside legal counsel and its financial advisor or advisors) constitutes a Superior Competing Transaction, the Target Party may terminate this Agreement to enter into a definitive agreement with respect to such Superior Competing Transaction if its Special Committee determines in good faith, after consultation with outside counsel, that the failure to do so would be inconsistent with its fiduciary duties to the shareholders of such Target Party under applicable Law; provided that concurrently with such termination the Target Party pays the applicable Termination Fee payable pursuant to Section 8.3; and provided, further, that the Target Party may not terminate this Agreement pursuant to this Section 7.1(b) unless (i) the Target Party shall have provided prior written notice (a “Termination Notice”) to the Non-Target Parties (including the Special Committees thereof), at least five Business Days in advance of taking such action (the “Notice Period”), of its intention to terminate this Agreement to enter into a definitive agreement with respect to such Superior Competing Transaction, which notice shall specify the material terms and conditions of the Superior Competing Transaction (including the identity of the party making the Superior Competing Transaction), and shall be accompanied by a copy of a draft of the definitive agreement proposed to be entered into with respect to the Superior Competing Transaction, and (ii) during the Notice Period, the Target Party shall negotiate in good faith with the Non-Target Parties (to the extent the Non-Target Parties desire to do so) to make such adjustments to the terms and conditions of this Agreement such that such Acquisition Proposal would no longer constitute a Superior Competing Transaction and provided further, however, that after the expiration of such five Business Day period and prior to the termination of this Agreement pursuant to this Section

8.1(f), the Target Special Committee shall have confirmed (after taking into account any such adjustments to the terms and conditions of this Agreement) that the Acquisition Proposal continues to be a Superior Competing Transaction.

Section 7.2 Definition of Superior Competing Transaction.  For purposes of this Agreement, “Superior Competing Transaction” shall mean a bona fide Acquisition Proposal (for the purposes of this definition, all references to “25%” in the definition of “Competing Transaction” shall be deemed references to “50%”) made by a third Person (or group of Persons) (and not obtained in breach of this Agreement, including, without limitation, Section 5.4) on terms which the Special Committee of the Target Party determines (after consultation with its outside legal counsel and its financial advisor or advisors) in good faith to be more favorable to the Target Party’s shareholders than the Mergers, taking into account all relevant factors, including value and other financial considerations, legal and regulatory considerations and any conditions to, and expected timing and risks of, completion, as well as any changes to the terms of the Mergers proposed by the Non-Target Parties in response to such Superior Competing Transaction.

ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER

Section 8.1 Termination.  This Agreement may be terminated at any time prior to the filing of the Articles of Merger for each Merger with the State Corporation Commission of the Commonwealth of Virginia, whether before or after the Required Shareholder Approvals are obtained:

(a) by mutual written consent duly authorized by the respective Boards of Directors of each Apple REIT (with the prior approval of the Special Committee of each Apple REIT);

(b) by any Apple REIT (with the prior approval of the Special Committee of such Apple REIT), upon a breach of any representation, warranty, covenant or agreement on the part of any of the other Apple REITs set forth in this Agreement, or if any representation or warranty of any of the other Apple REITs shall have become untrue, in either case such that the conditions set forth in Section 6.2(a), Section 6.2(b), Section 6.3(a) or Section 6.3(b) as the case may be, would be incapable of being satisfied by the Outside Date (as otherwise extended);

(c) by any Apple REIT (with the prior approval of the Special Committee of such Apple REIT), if any judgment, injunction, order, decree or action by any Governmental Entity of competent authority preventing the consummation of the Mergers shall have become final and nonappealable, provided, however, that a party that has willfully and materially breached a representation, warranty or covenant of such party set forth in this Agreement that has proximately contributed to the occurrence of such judgment, injunction, order, decree or action shall not be entitled to exercise its right to terminate under this Section 8.1(c);

(d) by any Apple REIT (with the prior approval of the Special Committee of such Apple REIT), if the Mergers shall not have been consummated before the Outside Date; provided, however, that a party that has willfully and materially breached a representation, warranty or covenant of such party set forth in this Agreement shall not be entitled to exercise its right to terminate under this Section 8.1(d);

(e) by any Apple REIT if, upon a vote at a duly held Shareholder Meeting or any adjournment thereof, one of the Required Shareholder Approvals has not been obtained;

(f) by the Special Committee of any Apple REIT before the Required Shareholder Approvals are obtained, (i) if the Special Committee of such Apple REIT makes an Adverse Recommendation Change as permitted by Section 5.4(c) or (ii) in order to enter into any agreement with respect to any Superior Competing Transaction (other than a confidentiality agreement as contemplated by Section 7.1(a)); provided such Apple REIT has complied with the provisions of Section 5.4 and Section 7.1 in connection with such Competing Transaction; or

(g) by any Apple REIT (with the prior approval of the Special Committee of such Apple REIT) before the Required Shareholder Approvals are obtained, if (i) the Special Committee or Board of Directors of any other Apple REIT makes an Adverse Recommendation Change, (ii) any other Apple REIT enters into any agreement with respect to any Competing Transaction (other than a confidentiality agreement as contemplated by Section 7.1(a)), or (iii) the Board of Directors of any other Apple REIT or the Special Committee of any other Apple REIT or any other committee thereof resolves to, or publicly attempts to, do any of the foregoing.

For purposes of this Section 8.1, the term “Outside Date” shall mean February 28, 2014; provided that if, prior to January 1, 2014, (i) the Form S-4 has not been declared effective by the SEC or (ii) the parties have not received all necessary consents as set forth on Schedule 6.2(c) of each Company’s Disclosure Letter and as set forth on Schedule 6.3(c) of Apple Nine’s Disclosure Letter, then the Outside Date shall be extended on a daily basis until the Form S-4 has been declared effective by the SEC and such consents have been received; provided, further, that the Outside Date shall be no later than April 30, 2014.

Section 8.2 Expenses.

(a) Except as otherwise specified in this Agreement, on Schedule 8.2  to each Apple REIT’s Disclosure Letter, or agreed in writing by the parties, all out-of-pocket costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such cost or expense.

(b) In the event that Apple Nine or any Company is required to file suit to seek all or a portion of the amounts payable under this Section 8.2, and such party prevails in such litigation, such party shall be entitled to receive, in addition to all amounts that it is otherwise entitled to receive under this Section 8.2 all expenses, including attorney’s fees and expenses which it has incurred in enforcing its rights hereunder.

Section 8.3 Effect of Termination.

(a) In the event of termination of this Agreement by either Company or Apple Nine as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Apple Nine, or the Companies, other than Section 8.2, this Section 8.3 and ARTICLE IX, as provided in Section 5.2 and except to the extent that such termination results from a willful and material breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) Subject to the provisions of Section 8.4, Apple Seven shall pay to each of the other Apple REITs by wire transfer of immediately available funds an amount equal to $1.7 million plus the reasonable third party expenses of such other Apple REIT, including legal fees and expenses (it being understood that this reimbursement of expenses shall be without duplication) (the “Apple Seven Termination Fee”) if this Agreement is terminated: (i) by Apple Seven  pursuant to Section 8.1(f), in which case the Apple Seven Termination Fee shall be paid before or concurrently with such termination and shall be a condition to the effectiveness of such termination; (ii) by any other Apple REIT pursuant to Section 8.1(g) as a result of the actions by the Board of Directors of Apple Seven (with the prior approval of the Special Committee of Apple Seven), the Special Committee of Apple Seven or any other committee thereof, in which case the Apple Seven Termination Fee shall be paid within two Business Days of such termination, or (iii) (A) by Apple Seven pursuant to Section 8.1(d), (B) by any other Apple REIT if the Shareholder Approval of Apple Seven is not obtained as contemplated by Section 8.1(e) or (C) by any other Apple REIT pursuant to a willful or intentional breach by Apple Seven under Section 8.1(b), in either case such that the conditions to closing set forth in Section 6.2(a) and Section 6.3(a), as applicable, cannot be satisfied, if (x) a Competing Transaction shall have been made or proposed to Apple Seven or otherwise publicly announced and has not been publicly withdrawn prior to such termination, and (y) within 12 months following the date of such termination, Apple Seven enters into an agreement providing for the implementation of a Competing Transaction which is consummated or shall consummate a Competing Transaction (whether or not such Competing Transaction was the same Competing Transaction as that referred to in clause (x) above), in which case the Apple Seven Termination Fee shall be paid within two Business Days of Apple Seven consummating such Competing Transaction, as applicable.

(c) Subject to the provisions of Section 8.4, Apple Eight shall pay to each of the other Apple REITs by wire transfer of immediately available funds an amount equal to $1.7 million plus the reasonable third party expenses of such other Apple REIT, including legal fees and expenses (it being understood that this reimbursement of expenses shall be without duplication) (the “Apple Eight Termination Fee”) if this Agreement is terminated: (i) by Apple Eight pursuant to Section 8.1(f), in which case the Apple Eight Termination Fee shall be paid before or concurrently with such termination and shall be a condition to the effectiveness of such termination; (ii) by any other Apple REIT pursuant to Section 8.1(g) as a result of the actions by the Board of Directors of Apple Eight (with the prior approval of the Special Committee of Apple Eight), the Special Committee of Apple Eight or any other committee thereof, in which case the Apple Eight Termination Fee shall be paid within two Business Days of such termination, or (iii) (A) by Apple Eight pursuant to Section 8.1(d), (B) by any other Apple REIT if the Shareholder Approval of Apple Eight is not obtained as contemplated by Section 8.1(e) or (C) by any other Apple REIT pursuant to a willful or intentional breach by Apple Eight under Section 8.1(b), in either case such that the conditions to closing set forth in Section 6.2(a) and Section 6.3(a), as applicable, cannot be satisfied, if (x) a Competing Transaction shall have been made or proposed to Apple Eight or otherwise publicly announced and has not been publicly withdrawn prior to such termination, and (y) within 12 months following the date of such termination, Apple Eight enters into an agreement providing for the implementation of a Competing Transaction which is consummated or shall consummate a Competing Transaction (whether or not such Competing Transaction was the same Competing Transaction as that referred to in clause (x) above), in which case the Apple Eight Termination Fee shall be paid within two Business Days of Apple Eight consummating such Competing Transaction, as applicable.

(d) Subject to the provisions of Section 8.4, Apple Nine shall pay to each of the Companies by wire transfer of immediately available funds an amount equal to $1.7 million plus the reasonable third party expenses of such Company, including legal fees and expenses (it being understood that this reimbursement of expenses shall be without duplication) (the “Apple Nine Termination Fee”) if this Agreement is terminated: (i) by Apple Nine  pursuant to Section 8.1(f), in which case the Apple Nine Termination Fee shall be paid before or concurrently with such termination and shall be a condition to the effectiveness of such termination; (ii) by any Company pursuant to Section 8.1(g) as a result of the actions by the Board of Directors of Apple Nine (with the prior approval of the Special Committee of Apple Nine), the Special Committee of Apple Nine or any other committee thereof, in which case the Apple Nine Termination Fee shall be paid within two Business Days of such termination, or (iii) (A) by Apple Nine pursuant to Section 8.1(d), (B) by any Company if the Shareholder Approval of Apple Nine is not obtained as contemplated by Section 8.1(f) or (C) by any Company pursuant to a willful or intentional breach by Apple Nine under Section 8.1(b), in either case such that the conditions to closing set forth in Section 6.3(a) cannot be satisfied, if (x) a Competing Transaction shall have been made or proposed to Apple Nine or otherwise publicly announced and has not been publicly withdrawn prior to such termination, and (y) within 12 months following the date of such termination, Apple Nine enters into an agreement providing for the implementation of a Competing Transaction which is consummated or shall consummate a Competing Transaction (whether or not such Competing Transaction was the same Competing Transaction as that referred to in clause (x) above), in which case the Apple Nine Termination Fee shall be paid within two Business Days of Apple Nine consummating such Competing Transaction, as applicable.

Section 8.4 Escrow of Termination Fee.

(a) In the event that an Apple REIT is obligated to pay a Termination Fee set forth in Section 8.3, such Apple REIT shall pay to each of the other Apple REITs from the Termination Fee deposited into escrow in accordance with the next sentence, an amount equal to the lesser of (i) the Termination Fee and (ii) the sum of (1) the maximum amount that can be paid to each of the other Apple REITs without causing such Apple REIT to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2)(A)(H) or 856(c)(3)(A)(I) of the Code (“Qualifying Income”), as determined by such Apple REIT’s independent certified public accountants, plus (2) in the event such Apple REIT receives either (A) a letter from the its counsel indicating that such Apple REIT has received a ruling from the IRS described in Section 8.4(b) or (B) an opinion from such Apple REIT’s outside counsel as described in Section 8.4(b), an amount equal to the Termination Fee less the amount payable under clause (1) above. To secure the Apple REIT’s obligation to pay these amounts, it shall deposit into escrow an amount in cash equal to the Termination Fee with an escrow agent selected by all the Apple REITs and on such terms (subject to Section 8.4(b)) as shall be mutually agreed upon by the Apple REITs and the escrow agent. The payment or deposit into escrow of an Apple REIT pursuant to this Section 8.4(a) shall be made at the time such Apple REIT is obligated to pay each of the other Apple REITs such amount pursuant to Section 8.3 by wire transfer.

(b) The escrow agreement shall provide that the Termination Fee in escrow or any portion thereof shall not be released to each of the other Apple REITs unless the escrow agent receives any one or combination of the following: (i) a letter from such Apple REIT’s independent certified public accountants indicating the maximum amount that can be paid by the escrow agent to it without causing it to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute Qualifying Income or a subsequent letter from such Apple REIT’s accountants revising that amount, in which case the escrow agent shall release such amount to such Apple REIT, or (ii) a letter from such Apple REIT’s counsel indicating that such Apple REIT received a ruling from the IRS holding that the receipt by it of the Termination Fee would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code (or alternatively, such Apple REIT’s outside counsel has rendered a legal opinion to the effect that the receipt by such Apple REIT of the Termination Fee would constitute Qualifying Income, would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code or would not otherwise disqualify such Apple REIT as a REIT), in which case the escrow agent shall release the remainder of the Termination Fee to such Apple REIT. The parties hereto agree to amend this Section 8.4 at the request of any Apple REIT in order to (x) maximize the portion of the Termination Fee that may be distributed to any Apple REIT hereunder without causing such Apple REIT to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code, (y) improve such Apple REIT’s chances of securing a favorable ruling described in this Section 8.4(b) or (z) assist such Apple REIT in obtaining a favorable legal opinion from its outside counsel as described in this Section 8.4(b). The escrow agreement shall also provide that any portion of the Termination Fee held in escrow for five years shall be released by the escrow agent to such Apple REIT.

Section 8.5 Amendment; Actions.  This Agreement may be amended by the parties in writing (following the approval of such action by the Special Committees of the respective Apple REITs) at any time before or after the Required Shareholder Approvals are obtained and prior to the Effective Time; provided, however, that, after the Required Shareholder Approvals are obtained, no such amendment, modification or supplement shall change (i) the amount or kind of consideration to be delivered to each Company’s shareholders, (ii) the articles of incorporation of the Surviving Corporations except for changes permitted by Section 13.1-706 of the VSCA or (iii) any of the other terms or conditions of this Agreement that would adversely affect the shareholders of the Companies in any material respect.  From and after the date hereof, the Board of Directors of each Apple REIT shall act solely with the prior approval of the Special Committee thereof with respect to any actions of such Apple REIT to be taken with respect to this Agreement, including any amendment, modification, or waiver of this Agreement.

Section 8.6 Extension; Waiver.  At any time prior to the Effective Time, the Apple REITs (following approval of such action by the Special Committees of the respective Apple REITs) may (a) extend the time for the performance of any of the obligations or other acts of a party to this Agreement, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso of Section 8.5, waive compliance with any of the agreements or conditions of the other parties contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party, and agreed to in writing by each of the Apple REITs (acting with the prior approval of the Special Committees of each respective Apple REIT). The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

ARTICLE IX
GENERAL PROVISIONS

Section 9.1 Nonsurvival of Representations and Warranties.  None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time.  This Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

Section 9.2 Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) to the parties or sent by telecopy (providing confirmation of transmission) at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):

(a) if to Apple Nine or the Acquisition Subsidiaries to:

Apple REIT Nine, Inc.
814 East Main Street
Richmond, VA  23219
Attn:  Glade M. Knight
Fax:  (804) 344-8129

with a copy to:

McGuireWoods LLP
901 East Cary Street
One James Center
Richmond, VA  23219
Attn:  David W. Robertson, Esq.
Fax:   (804) 775-1061

and to:

Hogan Lovells US LLP
Columbia Square
555 Thirteenth Street, NW
Washington, DC  20004
Attn:  Paul D. Manca, Esq.
David W. Bonser, Esq.
Fax:   (202) 637-5910

(b) if to Apple Seven to:

Apple REIT Seven, Inc.
814 East Main Street
Richmond, VA  23219
Attn:  David Buckley
Fax:  (804) 344-8129

with a copy to:

Foley & Lardner LLP
One Independent Drive
Suite 1300
Jacksonville, Florida  32202-5017
Attn:  Michael B. Kirwan, Esq.
Fax:   (904) 359-8700

(c) if to Apple Eight to:

Apple REIT Eight, Inc.
814 East Main Street
Richmond, VA  23219
Attn:  David Buckley
Fax:  (804) 344-8129

with a copy to:

Kaufman & Canoles
1021 East Cary Street, Suite 1400
Two James Center
Richmond, VA 23219
Attn:  Elizabeth Hester, Esq.
Fax:   (804) 771-5777

All notices shall be deemed given only when actually received.

Section 9.3 Interpretation.  When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

Section 9.4 Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

Section 9.5 Entire Agreement; No Third-Party Beneficiaries.  This Agreement and the other agreements entered into in connection with the transactions contemplated hereby (a) constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter of this Agreement and, (b) except for the provisions of ARTICLE II and Section 5.8, are not intended to confer upon any person other than the parties hereto any rights or remedies.

Section 9.6 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

Section 9.7 Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any party without the prior written consent of the other parties (with the prior approval of the Special Committee of such party). Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 9.8 Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the Commonwealth of Virginia or in any Virginia state court, this being in addition to any other remedy to which they are entitled at law or in equity.  The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to object to a remedy of specific performance on the basis that a remedy of monetary damages would provide an adequate remedy for any such breach.  Each party further acknowledges and agrees that the agreements contained in this Section 9.8 are an integral part of the transactions contemplated by this

Agreement and that, without these agreements, the other parties would not enter into this Agreement.  Each party further agrees that no other party hereto or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.8, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of any federal court located in the Commonwealth of Virginia or any Virginia state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.9 Incorporation.  Each Disclosure Letter of a Company, the Apple Nine Disclosure Letter and all Exhibits attached hereto and thereto and referred to herein and therein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

Section 9.10 Non-Recourse.  None of the officers, directors or shareholders of the Apple REITs or the officers or directors of the Acquisition Subsidiaries shall be personally bound or have any personal liability hereunder.  The parties hereto shall look solely to the assets of any other party or parties of this Agreement for satisfaction of any liability of such party or other parties with respect to this Agreement.  The parties hereto will not seek recourse or commence any action against any of the shareholders of any other party to this Agreement or any of their personal assets, and will not commence any action for money judgments against any of the directors or officers of any other party to this Agreement or seek recourse against any of their personal assets, for the performance or payment of any obligation of any other party.

Section 9.11 Severability.  Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

ARTICLE X
CERTAIN DEFINITIONS

Section 10.1 Certain Definitions.  For purposes of this Agreement:

An “Affiliate” of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

“Ancillary Agreements” means the Voting Agreement, the Termination Agreement and the Subcontract Agreement.

“Apple Nine Disclosure Letter” means the letter, dated the date hereof, previously delivered to the Companies by Apple Nine disclosing certain information regarding Apple Nine in connection with this Agreement.

“Apple Nine Shareholder Approval” means (i) the vote of the holders of a majority of the issued and outstanding Apple Nine Common Shares is required to approve each of the Apple Nine Articles Amendments pursuant to Section 8.1 of the Apple Nine Articles, (ii) the vote of the holders of a majority of the issued and outstanding Apple Nine Common Shares is required to approve the Apple Nine Bylaws Amendment pursuant to Section 12.1 of the Apple Nine Bylaws, and (iii) in addition to the approvals required under Section 8.1 of the Apple Nine Articles and Section 12.1 of the Apple Nine Bylaws, the affirmative vote of the holders of a majority of the Apple Nine Common Shares and Apple Nine Series A Shares (each voting as a separate voting group) that are not owned by or voted under the control of Apple Nine’s directors is required to approve each of (A) this Agreement and the other transactions contemplated hereby, (B) the Apple Nine Articles Amendments and (C) the Apple Nine Bylaws Amendment.

“Apple Nine Stock Incentive Plans” means those plans listed on Schedule 10.1(a) of the Apple Nine Disclosure Letter.

“Apple Six” means Apple REIT Six, Inc., a Virginia corporation.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated by law or executive order to close.

 “Confidentiality Agreement” means that certain confidentiality agreement among the Apple REITs dated as of June 19, 2013.

“Contract” means any contract, agreement, license, note, bond, mortgage, indenture, commitment, lease, purchase order or other instrument or obligation.

“Disclosure Letter” means the letter, dated the date hereof, previously delivered by a Company pursuant to this Agreement disclosing certain information regarding such Company in connection with this Agreement.

“Environmental Claim” means any claim, action, cause of action, investigation or written notice by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence or Release of any Hazardous Substances at any location, whether or not owned or operated by the Seller, or (b) circumstances forming the basis of any violation of or noncompliance with any Environmental Law.

 “Environmental Laws” means all federal, state, local, foreign and common Laws and regulations relating to pollution or protection of human health or the environment, including without limitation, laws relating to the exposure to, or Releases or threatened Releases of, Hazardous Substances or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Hazardous Substances and all laws and regulations with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Substances.

“Intellectual Property” means all U.S., state and foreign (i) patents, patent applications and statutory invention registrations, (ii) trademarks, service marks, trade dress, logos, trade names, corporate names, domain names and other source identifiers, and registrations and applications for registration thereof, (iii) copyrightable works, copyrights, and registrations and applications for registration thereof and (iv) trade secrets under applicable law, including confidential and proprietary information and know-how.

“Knowledge” where used herein with respect to (i) a Company shall mean the actual knowledge of any of the persons named on Schedule 10.1(b) of the Disclosure Letter of such Company and (ii) Apple Nine shall mean the actual knowledge of any of the persons named on Schedule 10.1(b) of the Apple Nine Disclosure Letter.  “Knowledge” shall not include the “constructive” or deemed knowledge of any such persons, or the existence of facts or circumstances which might constitute “reason to know” by such person or which might lead to the conclusion that such person “should have known” unless, in any such case, such person has actual knowledge of the matter in question.

“Law” means any federal, state, local or foreign statute, law, regulation, permit, license, approval, authorization, rule, ordinance or code of any Governmental Entity, including any judicial or administrative interpretation thereof.

“Legal Action” means any legal action, claim, demand, arbitration, hearing, charge, complaint, investigation, examination, indictment, litigation, suit or other civil, criminal, administrative or investigative proceeding.

“Liabilities” means any and all debts, liabilities and obligations of any nature whatsoever, whether accrued or fixed, absolute or contingent, including those arising under any Law, those arising under any contract, agreement, commitment, instrument, permit, license, franchise or undertaking and those arising as a result of any act or omission.

“Material Adverse Effect” means any circumstance, development, effect, event, Liability or change that individually or in the aggregate with all other circumstances, developments, effects, events, Liabilities or changes, is or is likely to become materially adverse to (A) the business, properties, assets, liabilities, condition (financial or otherwise) or results of the operations of such Apple REIT or the Subsidiaries of such Apple REIT, on a consolidated basis taken as a whole, other than circumstances, developments, effects, events, Liabilities or changes arising out of or resulting from (i) changes in economic, market or business conditions generally in the United States or any other jurisdiction in which such Apple REIT or its Subsidiaries operate or in the United States or global financial markets generally, including changes in interest or exchange rates, (ii) changes, circumstances or events that, in each case, generally affect the hospitality industry in the jurisdictions in which such Apple REIT or its Subsidiaries operate, (iii) changes in any Law or GAAP following the date hereof, (iv) the negotiation, execution or announcement of this Agreement or the consummation of the transactions contemplated by this Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, licensors, distributors, lenders, partners or employees, (v) acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement, (vi) earthquakes or other natural disasters, which circumstance, development, effect, event, Liability or change, in the case of each of clause (i), (ii), (v) and (vi), does not affect such Apple REIT or the Subsidiaries of such Apple REIT in a materially disproportionate manner relative to other participants in the hotel industry or (B) the ability of such Apple REIT to perform its obligations under this Agreement.

“National securities exchange” means a securities exchange registered with the SEC under Section 6 of the Exchange Act.

“Organizational Documents” means the articles of incorporation and by-laws of a Company and the articles of incorporation, by-laws, partnership agreements or other organizational documents of each of its Subsidiaries collectively.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

“Release” means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment (including, without limitation, ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property.

“Shareholder Approval” means the affirmative vote of the shareholders of a Company as follows:

In the case of Apple Seven, (i) the affirmative vote of the holders of at least a majority of the issued and outstanding Apple Seven Common Shares, Apple Seven Series A Shares and Apple Seven Series B Shares (each voting as a separate voting group) to approve the Apple Seven Merger, the Apple Seven Plan of Merger and the other transactions contemplated by this Agreement, and (ii) the affirmative vote of the holders of a majority of the Apple Seven Common Shares and Apple Seven Series A Shares (each voting as a separate voting group) that are not owned by or voted under the control of any of Apple Seven’s directors to approve this Agreement and the transactions contemplated hereby.

In the case of Apple Eight, (i) the affirmative vote of the holders of at least a majority of the issued and outstanding Apple Eight Common Shares, Apple Eight Series A Shares and Apple Eight Series B Shares (each voting as a separate voting group) to approve the Apple Eight Merger, the Apple Eight Plan of Merger and the other transactions contemplated by this Agreement, and (ii) the affirmative vote of the holders of a majority of the Apple Eight Common Shares and Apple Eight Series A Shares (each voting as a separate voting group) that are not owned by or voted under the control of any of Apple Eight’s directors to approve this Agreement and the transactions contemplated hereby.

 “Shares” mean all Apple Seven Units, Apple Seven Series B Shares, Apple Eight Units, Apple Eight Series B Shares, Apple Nine Units and Apple Nine Series B Shares (other than Dissenting Shares).

“Stock Incentive Plans” means those plans listed on Schedule 10.1(c) to a Disclosure Letter.

“Subsidiary” or “Subsidiaries” means any other Person or Persons that  a Person directly or indirectly owns or has the power to vote or control 50% or more of any class or series of capital stock or equity interests of such Person or Persons.

“Tax Protection Agreement” means any agreement, oral or written, to which such Apple REIT or any Subsidiary of such Apple REIT is a party in connection with the deferral of income Taxes of such Apple REIT or any Subsidiary of such Apple REIT has agreed to (i) maintain a minimum level of debt or continue a particular debt or (ii) retain or not dispose of assets for a period of time that has not since expired.

“Termination Fee” means any of the Apple Nine Termination Fee, the Apple Seven Termination Fee, the Apple Eight Termination Fee or the Apple Nine Termination Fee, as the case may be.

“Unit Ratio” means each of the Apple Seven Unit Ratio and Apple Eight Unit Ratio, respectively.

“Units” means each of the Apple Seven Units, Apple Eight Units and Apple Nine Units, respectively.

Section 10.2 Other Defined Terms.  For purposes of this Agreement, the following terms have the respective meanings set forth in the section referenced opposite such term:

Defined Term	Section

Acquisition Agreement	Section 5.4(a)
Acquisition Proposal	Section 5.4(a)
Acquisition Subsidiaries	Heading
Acquisition Subsidiary	Heading
Adverse Recommendation Change	Section 5.4(c)

Defined Term	Section

Agreement	Heading
Apple Eight	Heading
Apple Eight Common Shares	Section 2.1(a)(ii)
Apple Eight Consideration	Section 2.1(a)(ii)
Apple Eight Merger	Recitals
Apple Eight Plan of Merger	Section 1.1(b)
Apple Eight Series A Shares	Section 2.1(a)(ii)
Apple Eight Series B Consideration	Section 2.1(a)(ii)
Apple Eight Series B Shares	Section 2.1(a)(ii)
Apple Eight Stock Option	Section 2.1(e)(ii)
Apple Eight Termination Fee	Section 8.3(c)
Apple Eight Unit Consideration	Section 2.1(a)(ii)
Apple Eight Unit Ratio	Section 2.1(a)(ii)
Apple Eight Units	Section 2.1(a)(ii)
Apple Nine	Heading
Apple Nine Advisors	Section 6.1(g)
Apple Nine Amendments	Section 1.6(b)
Apple Nine Articles	Section 1.6(a)
Apple Nine Articles Amendments	Section 1.6(b)
Apple Nine Bylaws	Section 1.6(c)
Apple Nine Bylaws Amendment	Section 1.6(c)
Apple Nine Common Shares	Recitals
Apple Nine Dissenting Shares	Section 2.3(b)
Apple Nine Franchise Agreements	Section 3.2(n)(ii)
Apple Nine Management Agreement Documents	Section 3.2(n)(iii)
Apple Nine Material Contracts	Section 3.2(l)(i)(P)
Apple Nine Organizational Documents	Section 3.2(r)(ii)
Apple Nine Owned Hotels	Section 3.2(n)(i)
Apple Nine Prior Contamination	Section 3.2(m)(iv)
Apple Nine Properties	Section 3.2(n)(i)
Apple Nine SEC Documents	Section 3.2(e)(i)
Apple Nine Series A Shares	Section 2.1(d)
Apple Nine Series B Shares	Recitals
Apple Nine Shares	Section 3.2(c)(i)
Apple Nine Stock Options	Section 3.2(c)(i)
Apple Nine Termination Fee	Section 8.3(e)
Apple Nine Units	Section 2.1(d)
Apple REIT	Heading
Apple REITs	Heading
Apple Seven	Heading
Apple Seven Common Shares	Section 2.1(a)(i)
Apple Seven Consideration	Section 2.1(a)(i)
Apple Seven Merger	Recitals
Apple Seven Plan of Merger	Section 1.1(a)
Apple Seven Series A Shares	Section 2.1(a)(i)
Apple Seven Series B Consideration	Section 2.1(a)(i)
Apple Seven Series B Shares	Section 2.1(a)(i)
Apple Seven Stock Option	Section 2.1(e)(i)
Apple Seven Termination Fee	Section 8.3(b)
Apple Seven Unit Consideration	Section 2.1(a)(i)
Apple Seven Unit Ratio	Section 2.1(a)(i)
Apple Seven Units	Section 2.1(a)(i)
Apple Ten	Recitals
Apple Ten Advisors	Section 6.1(e)
Articles of Merger	Section 1.3
Assignment and Transfer Agreement	Section 6.1(j)
Closing	Section 1.2
Closing Date	Section 1.2
Code	Recitals
Companies	Heading
Company	Heading

Defined Term	Section

Competing Transaction	Section 5.4(a)
Conversion Agreements	Recitals
Dissenting Shares	Section 2.3(b)
Effective Time	Section 1.3
Eight Acquisition Sub	Heading
Encumbrances	Section 3.1(n)(i)
Equity Equivalents	Section 4.1(e)
ERISA	Section 3.1(w)(i)
Exchange Act	Section 3.1(d)(iii)
Exchange Agent	Section 2.2(a)
FCPA	Section 3.1(k)(iii)
Financial Statement Date	Section 3.1(f)
First Apple Nine Articles Amendment	Section 1.6(a)
Form S-4	Section 5.1(a)
Franchise Agreements of such Company	Section 3.1(n)(ii)
GAAP	Section 3.1(e)(ii)
Governmental Entity	Section 3.1(d)(iii)
Hazardous Substance	Section 3.1(m)(iv)
IRS	Section 3.1(h)(ii)
Liens	Section 3.1(b)
Listing Date	Section 1.6(a)
Management Agreement Documents of such Company	Section 3(n)(iii)
Material Contracts of such Company	Section 3.1(l)(i)(P)
Merger	Recitals
Mergers	Recitals
Merger Consideration	Section 2.1(a)(ii)
Merger Dissenting Shares	Section 2.3(a)
Mr. Knight	Recitals
MW	Section 5.1(b)
New Apple Nine Stock Option	Section 2.1(e)(iv)
Nine Acquisition Sub	Heading
Non-Target Parties	Section 5.4(b)
Notice Period	Section 7.1(b)
Option Agreement	Recitals
Outside Date	Section 8.1
Owned Hotels of such Company	Section 3.1(n)(i)
Permits	Section 3.1(k)(i)
Plans of Merger	Section 1.1(c)
Prior Contamination	Section 3.1(m)(iv)
Properties of such Company	Section 3.1(n)(i)
Proxy Statement/Prospectus	Section 5.1(a)
Qualifying Income	Section 8.4(a)
REIT	Section 1.6(a)
Required Shareholder Approvals	Section 6.1(a)
Sarbanes-Oxley Act	Section 3.1(e)(i)
SEC	Section 3.1(d)(iii)
SEC Documents of such Company	Section 3.1(e)(i)
Second Apple Nine Articles Amendment	Section 1.6(b)
Securities Act	Section 3.1(e)(i)
Series B Convertible Shares	Recitals
Seven Acquisition Sub	Heading
Shareholder Meeting	Section 5.1(c)
Special Committee	Recitals
Subcontract Agreement	Section 6.1(i)
Superior Competing Transaction	Section 7.2
Surviving Corporation	Recitals
Surviving Corporations	Recitals
Takeover Statute	Section 5.3(a)
Target Party	Section 5.4(a)
Target Special Committee	Section 7.1(a)
Taxes	Section 3.1(h)(i)

Defined Term	Section

Tax Return	Section 3.1(h)(i)
Termination Agreement	Section 5.7(a)
Termination Notice	Section 7.1(b)
Voting Agreement	Recitals
VSCA	Section 1.1

IN WITNESS WHEREOF, Apple Nine, each of the Acquisition Subsidiaries and each of the Companies have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

APPLE REIT SEVEN, INC.

By:	/s/ Glade M. Knight
Name:	Glade M. Knight
Title:	Chief Executive Officer

APPLE REIT EIGHT, INC.

By:	/s/ Glade M. Knight
Name:	Glade M. Knight
Title:	Chief Executive Officer

APPLE REIT NINE, INC.

By:	/s/ Glade M. Knight
Name:	Glade M. Knight
Title:	Chief Executive Officer

SEVEN ACQUISITION SUB, INC.

By:	/s/ Glade M. Knight
Name:	Glade M. Knight
Title:	Chief Executive Officer

EIGHT ACQUISITION SUB, INC.

By:	/s/ Glade M. Knight
Name:	Glade M. Knight
Title:	Chief Executive Officer

Annex B

Plan of Merger
merging
APPLE REIT SEVEN, INC.,
a Virginia corporation
with and into
APPLE SEVEN ACQUISITION SUB, INC.,
a Virginia corporation

ARTICLE 1
THE MERGER

Section 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Plan of Merger, and in accordance with the Virginia Stock Corporation Act (the “VSCA”), Apple REIT Seven, Inc., a Virginia corporation (the “Company”), shall be merged with and into Apple Seven Acquisition Sub, Inc., a Virginia corporation (“Acquisition Sub”), at the Effective Time (the “Merger”). Acquisition Sub is a wholly-owned subsidiary of Apple REIT Nine, Inc., a Virginia corporation (“Apple Nine”). Following the Merger, the separate corporate existence of the Company shall cease and Acquisition Sub shall continue as the surviving corporation (the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of the Company, in accordance with the VSCA.

Section 1.2 Effective Time. The parties to the Merger shall file articles of merger (the “Articles of Merger”) with respect to the Merger executed in accordance with Section 13.1-720 of the VSCA and shall make all other filings or recordings required under the VSCA to effect the Merger. The Articles of Merger shall specify that the Merger shall become effective at such time and on such date as Acquisition Sub and the Company shall specify in the Articles of Merger (the time on the date the Merger becomes effective being the “Effective Time”).

Section 1.3 Effects of the Merger. The Merger shall have the effects set forth in the VSCA.

Section 1.4 Articles and By-Laws. The articles of incorporation and by-laws of Acquisition Sub, in each case as in effect immediately prior to the Effective Time, shall become the articles of incorporation and by-laws of the Surviving Corporation as of the Effective Time with the name of the Surviving Corporation changed to the name of the Company as of the Effective Time.

Section 1.5 Directors. The directors of Acquisition Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

Section 1.6 Officers. The officers of Acquisition Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

ARTICLE 2
EFFECT OF THE MERGER ON THE CAPITAL STOCK
OF THE CONSTITUENT CORPORATIONS

Section 2.1 Effect on Capital Stock.

(a) The Merger. By virtue of the Merger and without any action on the part of the holder of any outstanding capital stock of the Company:

(i) At the Effective Time, each issued and outstanding common share, no par value, of the Company (including any fractional shares) (the “Common Shares”) together with the related Series A Preferred Share, no par value, of the Company (including any fractional shares) (the “Series A Shares,” and together with the Common Shares, the “Units”) (other than the Merger Dissenting Shares (as defined in Section 2.3) or any Shares to be cancelled pursuant to Section 2.1(a)(iii)) shall be converted into the right to receive 1.0 (the “Unit Ratio”) Apple Nine Common Shares (the “Unit Consideration”), and (b) each issued and outstanding Series B Convertible Preferred Share, no par value, of the Company (the “Series B Shares”) shall be converted into the right to receive a number of Apple Nine Common Shares equal to (1) 24.17104 multiplied by (2) the Unit Ratio (the “Series B Consideration,” and together with the Unit Consideration, the “Merger Consideration”).

(ii) Fractional Apple Nine Common Shares, rounded to three decimal places, shall be issued to the extent necessary.

(iii) Each Unit (including any fractional Units), issued and outstanding immediately prior to the Effective Time that is owned by any of the Apple REITs, the Acquisition Subsidiaries or any of their respective Subsidiaries shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(iv) All Shares converted pursuant to Section 2.1(a)(i), when so converted, shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate that, immediately prior to the Effective Time, represented any such Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration and any dividends or other distributions to which holders become entitled upon the surrender of such Shares in accordance with Section 2.2(d), without interest.

(b) Surviving Corporation. By virtue of the Merger, and without any action on the part of the holder thereof, each common share, no par value, of Acquisition Sub issued and outstanding immediately prior to the Effective Time shall remain outstanding as a duly authorized, validly issued, fully paid and nonassessable common share, no par value, of the Surviving Corporation, so that thereafter Apple Nine will remain the sole and exclusive owner of the outstanding capital stock of the Surviving Corporation.

(c) Stock Options.

(i) The Company shall take all requisite action so that at the Effective Time, each outstanding option issued by the Company pursuant to any of its stock incentive plans (a “Stock Option”) shall be converted into an option to acquire such number of Apple Nine Common Shares equal to the product of (x) the number of Units subject to such Stock Option multiplied by (y) the Unit Ratio, rounded down to the nearest whole share.

(ii) The terms and conditions of each option to acquire Apple Nine Common Shares resulting from the provisions of Section 2.1(c)(i) (a “New Apple Nine Stock Option”) shall otherwise generally remain the same as the terms and conditions of such original Stock Option after giving effect to any acceleration, lapse or other vesting occurring by reason of the Merger, except that the exercise price per share of each New Apple Nine Stock Option shall be equal to the quotient of (i) the exercise price per share of such original option divided by (ii) the Unit Ratio, rounded up to the nearest whole cent, or except as shall be reasonably necessary to reflect the conversion to an option on Apple Nine Common Shares or as may be required by applicable Law.

(d) Certain Adjustments. If, before the Effective Time (and as permitted by ARTICLE IV of the Agreement and Plan of Merger, dated as of August 7, 2013, among the Apple REITs and the Acquisition Subsidiaries, as amended (the “Merger Agreement”)), the outstanding Shares or Apple Nine Common Shares shall have been changed into a different number of shares or a different class of shares by reason of any stock dividend, subdivision, reorganization, reclassification, recapitalization, stock split, reverse stock split, combination or exchange of shares, or any similar event shall have occurred, then the Merger Consideration shall be appropriately and proportionately adjusted to provide to the holders of Shares and Apple Nine Common Shares the same economic effect as contemplated by this Plan of Merger prior to such event.

Section 2.2 Exchange Procedures.

(a) Exchange Agent.  Prior to the Effective Time, Apple Nine shall appoint a bank or trust company, which shall be reasonably acceptable to the Company, to act as exchange agent (the “Exchange Agent”) for the exchange of the issued and outstanding Shares for the Merger Consideration.

(b) Provision of Shares.  Apple Nine shall provide to the Exchange Agent on or before the Effective Time, for the benefit of the holders of Shares, certificates representing a sufficient number of Apple Nine Common Shares to be exchanged for the issued and outstanding Shares pursuant to Section 2.1.  Apple Nine shall also make available from time to time after the Effective Time as necessary, cash in an amount sufficient to pay any dividends or distributions to which holders of Shares may be entitled pursuant to Section 2.2(d).

(c) Exchange Procedures.  As promptly as practicable after the Effective Time and in no event later than two Business Days following the Effective Time, the Exchange Agent shall mail to each holder of record of outstanding Shares that were converted into the right to receive the Merger Consideration pursuant to Section 2.1(a) a letter of notification (which shall be in a form and have such other provisions as reasonably agreed upon by Apple Nine and the Company prior to the Effective Time) describing the Merger Consideration issued to each such holder as a consequence of the Merger.

(d) No Further Ownership Rights in Capital Stock of the Company.  The Merger Consideration issued upon exchange of the Shares in accordance with the terms of this ARTICLE 2 shall be deemed to have been issued in full satisfaction of all rights pertaining to the Shares, subject, however, to the obligation of the Company to pay, without interest and not more than 60 days following the Effective Time, any dividends or make any other distributions with a record date prior to the Effective Time that may have been made by it on its Shares in accordance with the terms of the Merger Agreement or prior to the date of the Merger Agreement and which remain unpaid at the Effective Time and have not been paid prior to such exchange, and there shall be no further registration of transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time.

(e) No Liability.  None of Apple Nine, the Company, Acquisition Sub or the Exchange Agent shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any portion of the Merger Consideration delivered to the Exchange Agent pursuant to this Plan of Merger that remains unclaimed for 12 months after the Effective Time shall be redelivered by the Exchange Agent to Apple Nine, upon demand, and any holders of Shares that have not been surrendered as contemplated by this Section 2.2 shall thereafter look only to Apple Nine for delivery of the Merger Consideration, subject to applicable abandoned property, escheat and other similar laws.

(f) Withholding Rights.  Apple Nine, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Plan of Merger to any holder of Shares such amounts as Apple Nine or the Exchange Agent as the case may be, is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Apple Nine, the Surviving Corporation or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Plan of Merger as having been paid to the holder of Shares in respect of which such deduction and withholding was made by Apple Nine, the Surviving Corporation or the Exchange Agent as the case may be.

Section 2.3 Appraisal Rights.  Notwithstanding anything in this Plan of Merger to the contrary, holders of Shares who have properly exercised, perfected and not subsequently withdrawn or lost their appraisal rights with respect thereto in accordance with Article 15 of the VSCA (the “Merger Dissenting Shares”) shall not have any of such Merger Dissenting Shares converted into the right to receive, or become exchangeable for, the Merger Consideration.  The holders of such Merger Dissenting Shares shall be entitled to obtain payment of the fair value of such Merger Dissenting Shares in accordance with the provisions of such Article 15 of the VSCA unless and until such holders fail to perfect or shall have effectively withdrawn or lost their dissenters' rights under Article 15 of the VSCA.  If, after the Effective Time, any such holder fails to perfect or shall have effectively withdrawn or lost such right, each of such holder's Merger Dissenting Shares shall thereupon be treated as if it had been converted into the right to receive, and become exchangeable for, at the Effective Time, the Merger Consideration, as provided in Section 2.1 hereof.  Apple Nine shall be responsible for all payments to be made under Article 15 of the VSCA in respect of Merger Dissenting Shares.

Section 2.4 Further Assurances.  If, at any time before or after the Effective Time, any of the parties to the Merger reasonably believes or is advised that any further instruments, deeds, assignments or assurances are reasonably necessary or desirable to consummate the Merger or to carry out the purposes and intent of this Plan of Merger at or after the Effective Time, then the parties to the Merger and their respective officers and directors shall execute and deliver all such proper instruments, deeds, assignments or assurances and do all other things reasonably necessary or desirable to consummate the Merger and to carry out the purposes and intent of this Plan of Merger.

ARTICLE 3
AMENDMENT

Section 3.1 Amendment. This Plan of Merger may be amended by the parties to the Merger in writing (following the approval of such action by the Special Committee of the Company) at any time before or after the Shareholder Approval is obtained and prior to the Effective Time; provided, however, that, after the Shareholder Approval is obtained, no such amendment, modification or supplement shall change (i) the amount or kind of consideration to be delivered to the Company’s shareholders, (ii) the articles of incorporation of the Surviving Corporation except for changes permitted by Section 13.1-706 of the VSCA or (iii) any of the other terms or conditions of this Plan of Merger if the change would adversely affect the shareholders of the Company in any material respect.  The Board of Directors of the Company shall act solely with the prior approval of the Special Committee thereof with respect to any actions of the Company to be taken with respect to this Plan of Merger, including any amendment, modification, or waiver of this Plan of Merger.

ARTICLE 4
DEFINITIONS

Section 4.1 Definitions. As used in this Plan of Merger, the following terms shall have the meanings set forth below:

(a) “Acquisition Subsidiaries” means, collectively, Acquisition Sub and Eight Acquisition Sub.

(b) “Apple Eight” means Apple REIT Eight, Inc., a Virginia corporation.

(c) “Apple Nine” means Apple REIT Nine, Inc., a Virginia corporation.

(d) “Apple REITs” means, collectively, the Company, Apple Eight and Apple Nine.

(e) “Apple Nine Common Shares” means the common shares, no par value, of Apple Nine.

(f) “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated by law or executive order to close.

(g) “Eight Acquisition Sub” means Apple Eight Acquisition Sub, Inc., a Virginia corporation.

(h) “Governmental Entity” means any federal, state or local government or any court, administrative or regulatory agency or commission, governmental arbitrator or other governmental authority, instrumentality or agency, domestic or foreign

(i) “Law” means any federal, state, local or foreign statute, law, regulation, permit, license, approval, authorization, rule, ordinance or code of any Governmental Entity, including any judicial or administrative interpretation thereof.

(j)  “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

(k) “Shareholder Approval” means the affirmative vote of the Company’s shareholders necessary to approve the Merger and this Plan of Merger.

(l) “Shares” means all Units and Series B Shares (other than Merger Dissenting Shares).

(m) “Special Committee” means a special transaction committee of the Board of Directors of the Company consisting solely of non-employee directors of the Company.

(n) “Subsidiary” or “Subsidiaries” means any other Person or Persons that a Person directly or indirectly owns or has the power to vote or control 50% or more of any class or series of capital stock or equity interests of such Person or Persons.

Annex C

Plan of Merger
merging
APPLE REIT EIGHT, INC.,
a Virginia corporation
with and into
APPLE EIGHT ACQUISITION SUB, INC.,
a Virginia corporation

ARTICLE 1
THE MERGER

Section 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Plan of Merger, and in accordance with the Virginia Stock Corporation Act (the “VSCA”), Apple REIT Eight, Inc., a Virginia corporation (the “Company”), shall be merged with and into Apple Eight Acquisition Sub, Inc., a Virginia corporation (“Acquisition Sub”), at the Effective Time (the “Merger”). Acquisition Sub is a wholly-owned subsidiary of Apple REIT Nine, Inc., a Virginia corporation (“Apple Nine”). Following the Merger, the separate corporate existence of the Company shall cease and the Acquisition Sub shall continue as the surviving corporation (the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of the Company, in accordance with the VSCA.

Section 1.2 Effective Time. The parties to the Merger shall file articles of merger (the “Articles of Merger”) with respect to the Merger executed in accordance with Section 13.1-720 of the VSCA and shall make all other filings or recordings required under the VSCA to effect the Merger. The Articles of Merger shall specify that the Merger shall become effective at such time and on such date as Acquisition Sub and the Company shall specify in the Articles of Merger (the time on the date the Merger becomes effective being the “Effective Time”).

Section 1.3 Effects of the Merger. The Merger shall have the effects set forth in the VSCA.

Section 1.4 Articles and By-Laws. The articles of incorporation and by-laws of Acquisition Sub, in each case as in effect immediately prior to the Effective Time, shall become the articles of incorporation and by-laws of the Surviving Corporation as of the Effective Time with the name of the Surviving Corporation changed to the name of the Company as of the Effective Time.

Section 1.5 Directors. The directors of Acquisition Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

Section 1.6 Officers. The officers of Acquisition Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

ARTICLE 2
EFFECT OF THE MERGER ON THE CAPITAL STOCK
OF THE CONSTITUENT CORPORATIONS

Section 2.1 Effect on Capital Stock.

(a) The Merger. By virtue of the Merger and without any action on the part of the holder of any outstanding capital stock of the Company:

(i) At the Effective Time, each issued and outstanding common share, no par value, of the Company (including any fractional shares) (the “Common Shares”) together with the related Series A Preferred Share, no par value, of the Company (including any fractional shares) (the “Series A Shares,” and together with the Common Shares, the “Units”) (other than the Merger Dissenting Shares (as defined in Section 2.3) or any Shares to be cancelled pursuant to Section 2.1(a)(iii)) shall be converted into the right to receive .85 (the “Unit Ratio”) Apple Nine Common Shares (the “Unit Consideration”), and (b) each issued and outstanding Series B Convertible Preferred Share, no par value, of the Company (the “Series B Shares”) shall be converted into the right to receive a number of Apple Nine Common Shares equal to (1) 24.17104 multiplied by (2) the Unit Ratio (the “Series B Consideration,” and together with the Unit Consideration, the “Merger Consideration”).

(ii) Fractional Apple Nine Common Shares, rounded to three decimal places, shall be issued to the extent necessary.

(iii) Each Unit (including any fractional Units), issued and outstanding immediately prior to the Effective Time that is owned by any of the Apple REITs, the Acquisition Subsidiaries or any of their respective Subsidiaries shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(iv) All Shares converted pursuant to Section 2.1(a)(i), when so converted, shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate that, immediately prior to the Effective Time, represented any such Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration and any dividends or other distributions to which holders become entitled upon the surrender of such Shares in accordance with Section 2.2(d), without interest.

(b) Surviving Corporation. By virtue of the Merger, and without any action on the part of the holder thereof, each common share, no par value, of Acquisition Sub issued and outstanding immediately prior to the Effective Time shall remain outstanding as a duly authorized, validly issued, fully paid and nonassessable common share, no par value, of the Surviving Corporation, so that thereafter Apple Nine will remain the sole and exclusive owner of the outstanding capital stock of the Surviving Corporation.

(c) Stock Options.

(i) The Company shall take all requisite action so that at the Effective Time, each outstanding option issued by the Company pursuant to any of its stock incentive plans (a “Stock Option”) shall be converted into an option to acquire such number of Apple Nine Common Shares equal to the product of (x) the number of Units subject to such Stock Option multiplied by (y) the Unit Ratio, rounded down to the nearest whole share.

(ii) The terms and conditions of each option to acquire Apple Nine Common Shares resulting from the provisions of Section 2.1(c)(i) (a “New Apple Nine Stock Option”) shall otherwise generally remain the same as the terms and conditions of such original Stock Option after giving effect to any acceleration, lapse or other vesting occurring by reason of the Merger, except that the exercise price per share of each New Apple Nine Stock Option shall be equal to the quotient of (i) the exercise price per share of such original option divided by (ii) the Unit Ratio, rounded up to the nearest whole cent, or except as shall be reasonably necessary to reflect the conversion to an option on Apple Nine Common Shares or as may be required by applicable Law.

(d) Certain Adjustments. If, before the Effective Time (and as permitted by ARTICLE IV of the Agreement and Plan of Merger, dated as of August 7, 2013, among the Apple REITs and the Acquisition Subsidiaries, as amended (the “Merger Agreement”)), the outstanding Shares or Apple Nine Common Shares shall have been changed into a different number of shares or a different class of shares by reason of any stock dividend, subdivision, reorganization, reclassification, recapitalization, stock split, reverse stock split, combination or exchange of shares, or any similar event shall have occurred, then the Merger Consideration shall be appropriately and proportionately adjusted to provide to the holders of Shares and Apple Nine Common Shares the same economic effect as contemplated by this Plan of Merger prior to such event.

Section 2.2 Exchange Procedures.

(a) Exchange Agent.  Prior to the Effective Time, Apple Nine shall appoint a bank or trust company, which shall be reasonably acceptable to the Company, to act as exchange agent (the “Exchange Agent”) for the exchange of the issued and outstanding Shares for the Merger Consideration.

(b) Provision of Shares.  Apple Nine shall provide to the Exchange Agent on or before the Effective Time, for the benefit of the holders of Shares, certificates representing a sufficient number of Apple Nine Common Shares to be exchanged for the issued and outstanding Shares pursuant to Section 2.1.  Apple Nine shall also make available from time to time after the Effective Time as necessary, cash in an amount sufficient to pay any dividends or distributions to which holders of Shares may be entitled pursuant to Section 2.2(d).

(c) Exchange Procedures.  As promptly as practicable after the Effective Time and in no event later than two Business Days following the Effective Time, the Exchange Agent shall mail to each holder of record of outstanding Shares that were converted into the right to receive the Merger Consideration pursuant to Section 2.1(a) a letter of notification (which shall be in a form and have such other provisions as reasonably agreed upon by Apple Nine and the Company prior to the Effective Time) describing the Merger Consideration issued to each such holder as a consequence of the Merger.

(d) No Further Ownership Rights in Capital Stock of the Company.  The Merger Consideration issued upon exchange of the Shares in accordance with the terms of this ARTICLE 2 shall be deemed to have been issued in full satisfaction of all rights pertaining to the Shares, subject, however, to the obligation of the Company to pay, without interest and not more than 60 days following the Effective Time, any dividends or make any other distributions with a record date prior to the Effective Time that may have been made by it on its Shares in accordance with the terms of the Merger Agreement or prior to the date of the Merger Agreement and which remain unpaid at the Effective Time and have not been paid prior to such exchange, and there shall be no further registration of transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time.

(e) No Liability.  None of Apple Nine, the Company, Acquisition Sub or the Exchange Agent shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any portion of the Merger Consideration delivered to the Exchange Agent pursuant to this Plan of Merger that remains unclaimed for 12 months after the Effective Time shall be redelivered by the Exchange Agent to Apple Nine, upon demand, and any holders of Shares that have not been surrendered as contemplated by this Section 2.2 shall thereafter look only to Apple Nine for delivery of the Merger Consideration, subject to applicable abandoned property, escheat and other similar laws.

(f) Withholding Rights.  Apple Nine, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Plan of Merger to any holder of Shares such amounts as Apple Nine or the Exchange Agent as the case may be, is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Apple Nine, the Surviving Corporation or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Plan of Merger as having been paid to the holder of Shares in respect of which such deduction and withholding was made by Apple Nine, the Surviving Corporation or the Exchange Agent as the case may be.

Section 2.3 Appraisal Rights.  Notwithstanding anything in this Plan of Merger to the contrary, holders of Shares who have properly exercised, perfected and not subsequently withdrawn or lost their appraisal rights with respect thereto in accordance with Article 15 of the VSCA (the “Merger Dissenting Shares”) shall not have any of such Merger Dissenting Shares converted into the right to receive, or become exchangeable for, the Merger Consideration.  The holders of such Merger Dissenting Shares shall be entitled to obtain payment of the fair value of such Merger Dissenting Shares in accordance with the provisions of such Article 15 of the VSCA unless and until such holders fail to perfect or shall have effectively withdrawn or lost their dissenters' rights under Article 15 of the VSCA.  If, after the Effective Time, any such holder fails to perfect or shall have effectively withdrawn or lost such right, each of such holder's Merger Dissenting Shares shall thereupon be treated as if it had been converted into the right to receive, and become exchangeable for, at the Effective Time, the Merger Consideration, as provided in Section 2.1 hereof.  Apple Nine shall be responsible for all payments to be made under Article 15 of the VSCA in respect of Merger Dissenting Shares.

Section 2.4 Further Assurances.  If, at any time before or after the Effective Time, any of the parties to the Merger reasonably believes or is advised that any further instruments, deeds, assignments or assurances are reasonably necessary or desirable to consummate the Merger or to carry out the purposes and intent of this Plan of Merger at or after the Effective Time, then the parties to the Merger and their respective officers and directors shall execute and deliver all such proper instruments, deeds, assignments or assurances and do all other things reasonably necessary or desirable to consummate the Merger and to carry out the purposes and intent of this Plan of Merger.

ARTICLE 3
AMENDMENT

Section 3.1 Amendment. This Plan of Merger may be amended by the parties to the Merger in writing (following the approval of such action by the Special Committee of the Company) at any time before or after the Shareholder Approval is obtained and prior to the Effective Time; provided, however, that, after the Shareholder Approval is obtained, no such amendment, modification or supplement shall change (i) the amount or kind of consideration to be delivered to the Company’s shareholders, (ii) the articles of incorporation of the Surviving Corporation except for changes permitted by Section 13.1-706 of the VSCA or (iii) any of the other terms or conditions of this Plan of Merger if the change would adversely affect the shareholders of the Company in any material respect.  The Board of Directors of the Company shall act solely with the prior approval of the Special Committee thereof with respect to any actions of the Company to be taken with respect to this Plan of Merger, including any amendment, modification, or waiver of this Plan of Merger.

ARTICLE 4
DEFINITIONS

Section 4.1 Definitions. As used in this Plan of Merger, the following terms shall have the meanings set forth below:

(a) “Acquisition Subsidiaries” means, collectively, Acquisition Sub and Seven Acquisition Sub.

(b) “Apple Nine” means Apple REIT Nine, Inc., a Virginia corporation.

(c) “Apple REITs” means, collectively, the Company, Apple Seven and Apple Nine.

(d) “Apple Seven” means Apple REIT Seven, Inc., a Virginia corporation.

(e) “Apple Nine Common Shares” means the common shares, no par value, of Apple Nine.

(f) “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated by law or executive order to close.

(g) “Governmental Entity” means any federal, state or local government or any court, administrative or regulatory agency or commission, governmental arbitrator or other governmental authority, instrumentality or agency, domestic or foreign

(h) “Law” means any federal, state, local or foreign statute, law, regulation, permit, license, approval, authorization, rule, ordinance or code of any Governmental Entity, including any judicial or administrative interpretation thereof.

(i)  “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

(j) “Seven Acquisition Sub” means Apple Seven Acquisition Sub, Inc., a Virginia corporation.

(k) “Shareholder Approval” means the affirmative vote of the Company’s shareholders necessary to approve the Merger and this Plan of Merger.

(l) “Shares” means all Units and Series B Shares (other than Merger Dissenting Shares).

(m) “Special Committee” means a special transaction committee of the Board of Directors of the Company consisting solely of non-employee directors of the Company.

(n) “Subsidiary” or “Subsidiaries” means any other Person or Persons that a Person directly or indirectly owns or has the power to vote or control 50% or more of any class or series of capital stock or equity interests of such Person or Persons.

Annex D

ARTICLES OF AMENDMENT OF
ARTICLES OF INCORPORATION

OF

APPLE REIT NINE, INC.

1. The name of the Corporation is Apple REIT Nine, Inc. (the “Corporation”).

2. The Articles of Incorporation of the Corporation (the “Articles”) are hereby amended as follows; provided, that the amendments set forth in paragraphs 2(a), 2(b), 2(c) and 2(d) below shall become effective as of 2014:

(a) Article I of the Articles shall be amended by deleting such Article in its entirety and inserting in lieu thereof, the following:

ARTICLE I
NAME

The name of the corporation (the “Corporation”) is Apple Hospitality REIT, Inc.

(b) Section 3.1 of the Articles shall be amended by deleting such Section in its entirety and inserting in lieu thereof, the following:

3.1           Number and Designation; Issuance in Classes and Series.

The number and designation of shares that the Corporation shall have authority to issue are as follows:

Class	Number of Shares
Common	800,000,000
Preferred	430,480,000

The Common Shares and the Preferred Shares shall have no par value per share. The Preferred Shares may be issued from time to time in one or more series. Notwithstanding anything to the contrary in these Articles of Incorporation, the Board of Directors, by adoption of an amendment of these Articles of Incorporation (“Articles of Amendment”), may fix in whole or in part the preferences, limitations, and relative rights, within the limits set forth in the Virginia Stock Corporation Act, of any series within the Preferred Shares prior to the issuance of any shares of that series.

(c)           Article VIII of the Articles shall be amended by inserting a new Section 8.3, as follows:

8.3           Amendment of Bylaws. From and after the effectiveness of the initial listing of Common Shares on a national securities exchange, the Bylaws of the Corporation may be amended or repealed, or new bylaws adopted, at any time, and from time to time, (i) by the Board of Directors or (ii) upon the vote of the holders of a majority of the issued and outstanding Common Shares of the Corporation, and the shareholders in amending, repealing or adopting a bylaw may, except as prohibited by applicable law, expressly provide that the Board of Directors may not amend, repeal or reinstate that bylaw.

(d)           Article X of the Articles shall be amended by deleting such Article in its entirety and inserting in lieu thereof, the following:

ARTICLE X
RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES

10.1           Definitions.  For the purpose of this Article X, the following terms shall have the following meanings:

“Beneficial Ownership” The term “Beneficial Ownership” shall mean ownership of Shares (as defined below) by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee) by such Person, and shall include interests that would be treated as owned by any Person through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“Business Day”  The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

“Charitable Beneficiary”  The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 10.3.(g), provided that each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) and 170(c)(2) of the Code.

“Charitable Trust” The term “Charitable Trust” shall mean any trust provided for in Section 10.2.(b)(i) and Section 10.3.

“Charitable Trustee” The term “Charitable Trustee” shall mean the Person unaffiliated with both the Corporation and the relevant Prohibited Owner that is appointed by the Corporation to serve as trustee of the Charitable Trust.

“Common Share Ownership Limit”  The term “Common Share Ownership Limit” shall mean not more than 9.8% (or such lower amount designated by the Board of Directors pursuant to Section 10.2.(j)) (in value or in number of Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares.

“Constructive Ownership”  The term “Constructive Ownership” shall mean ownership of Shares by a Person who is or would be treated as an owner of such Shares either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Own,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“Initial Date” The term “Initial Date” shall mean the date of the consummation of the initial public offering of the Corporation (but only, with respect to such date, from and after such consummation).

“Market Price” The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trade on the NYSE or, if such Shares are not listed or admitted to trade on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trade on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Directors.

“Non-Transfer Event” The term “Non-Transfer Event” shall mean any event or other changes in circumstances other than a purported Transfer, including, without limitation, any change in the value of any Shares and any redemption of any Shares.

“NYSE” The term “NYSE” shall mean the New York Stock Exchange.

“Person”  The term “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including, without limitation, a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

“Preferred Share Ownership Limit”  The term “Preferred Share Ownership Limit” shall mean, with respect to any class or series of Preferred Shares, not more than 9.8% (in value or in number of Shares, whichever is more restrictive) of the aggregate of the outstanding Shares of such class or series of Preferred Shares.

“Prohibited Owner” The term “Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of Section 10.2., would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

“REIT” The term “REIT” shall mean a real estate investment trust within the meaning of Sections 856 through 859 of the Code.

“Shares” The term “Shares” shall mean all shares of capital stock that the Corporation is authorized to issue under these Articles.

“Transfer”  The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire or have Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends or distributions on Shares, including (a) a change in the capital structure of the Corporation, (b) a change in the relationship between two or more Persons which causes a change in ownership of Shares by application of Section 544 of the Code, as modified by Section 856(h) of the Code, (c) the granting or exercise of any option or warrant (or any acquisition or disposition of any option or warrant), pledge, security interest, or similar right to acquire Shares, (d) any acquisition or disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (e) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

10.2           Share Ownership Limitations.

(a)           Basic Restrictions.

(i)           No Person shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit unless, as provided in Section 10.2(i), the Board of Directors, in its sole and absolute discretion, increases the Common Share Ownership Limit, in which case no Person shall Beneficially Own or Constructively Own Common Shares in excess of such modified Common Share Ownership Limit.

(ii)           No Person shall Beneficially Own or Constructively Own Preferred Shares in excess of the Preferred Share Ownership Limit unless, as provided in Section 10.2(i), the Board of Directors, in its sole and absolute discretion, increases the Preferred Share Ownership Limit, in which case no Person shall Beneficially Own or Constructively Own Preferred Shares in excess of such modified Preferred Share Ownership Limit.

(iii)           No Person shall Beneficially Own or Constructively Own Shares to the extent that:

(1)           such Beneficial Ownership or Constructive Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year);

(2)           such Beneficial Ownership or Constructive Ownership of Shares would result in (a) the Corporation owning (directly or indirectly) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation (either directly or indirectly through one or more partnerships or limited liability companies) from such tenant for the taxable year of the Corporation during which such determination is being made would reasonably be expected to equal or exceed the lesser of (I) one percent (1%) of the Corporation’s gross income (as determined for purposes of Section 856(c) of the Code), or (II) an amount that would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code or (b) any manager or operator of a “qualified lodging facility,” within the meaning of Section 856(d)(9)(D) of the Code, leased by the Corporation (or any subsidiary of the Corporation) to one of its taxable REIT subsidiaries with respect to the Corporation failing to qualify as an “eligible independent contractor,” within the meaning of Section 856(d)(9)(A) of the Code, in either case if the income derived by the Corporation from such tenant or such taxable REIT subsidiary, taking into account any other income of the Corporation that would not qualify under the gross income requirements of Section 856(c) of the Code, would (or in the sole judgment of the Board of Directors, could) cause the Corporation to fail to satisfy any of such gross income requirements; or

(3)           such Beneficial Ownership or Constructive Ownership of Shares would result in the Corporation otherwise failing to qualify as a REIT.

(iv)           No Person shall Transfer any Shares if, as a result of the Transfer, the Shares would be Beneficially Owned by fewer than 100 Persons (determined without reference to the rules of attribution under the Code).  Subject to Section 10.4 and notwithstanding any other provisions contained herein, any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in Shares being Beneficially Owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b)           Transfer in Trust.

(i)           If any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) or Non-Transfer Event occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 10.2(a)(i), (ii), or (iii), then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 10.2(a)(i), (ii), or (iii) (rounded up to the nearest whole Share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 10.3, effective as of the close of business on the Business Day prior to the date of such Transfer or Non-Transfer Event, and such Person shall acquire no rights in such Shares.

(ii)           If the transfer to the Charitable Trust described in clause (i) of this subparagraph would not be effective for any reason to prevent the violation of Section 10.2(a)(i), (ii) or (iii), or would not prevent the Corporation from failing to qualify as a REIT, then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 10.2(a)(i), (ii) or (iii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(iii)           In determining which Shares are to be transferred to a Charitable Trust in accordance with this Section 10.2.(b) and Section 10.3 hereof, Shares shall be so transferred to a Charitable Trust in such manner as minimizes the aggregate value of the Shares that are transferred to the Charitable Trust (except as provided in Section 10.2.(g)) and, to the extent not inconsistent therewith, on a pro rata basis.

(iv)           To the extent that, upon a transfer of Shares pursuant to this Section 10.2.(b), a violation of any provision of Section 10.2.(a) would nonetheless be continuing (as, for example, where the ownership of Shares by a single Charitable Trust would result in the Shares being Beneficially Owned (determined under the principles of Section 856(a)(5) of the Code) by fewer than 100 persons), then Shares shall be transferred to that number of Charitable Trusts, each having a Charitable Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of Section 10.2.(a) hereof.

(c)           Remedies for Breach.  If the Board of Directors or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or Non-Transfer Event has taken place that results in a violation of Section 10.2(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 10.2(a) (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Non-Transfer Event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer or Non-Transfer Event on the books of the Corporation or instituting proceedings to enjoin such Transfer or Non-Transfer Event; provided, however, that any Transfer or attempted Transfer or Non-Transfer Event in violation of Section 10.2(a) shall automatically result in the Transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

(d)           Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 10.2.(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 10.2.(b), shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, shall give at least fifteen (15) days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such acquisition or ownership on the Corporation’s status as a REIT.

(e)           Holders Required To Provide Information.

(i)           Every holder of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within thirty (30) days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held; provided, that a holder of record who holds outstanding Shares as nominee for another Person, which other Person is required to include in gross income the dividends or distributions received on such Shares (an “Actual Owner”), shall give written notice to the Corporation stating the name and address of such Actual Owner and the number of Shares of such Actual Owner with respect to which the holder of record is nominee.  Each holder shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Common Share Ownership Limit or the Preferred Share Ownership Limit.

(ii)           Each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the holder of record) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the Common Share Ownership Limit and the Preferred Share Ownership Limit.

(f)           Remedies Not Limited. Subject to 10.4 of these Articles, nothing contained in this Section 10.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its holders in preserving the Corporation’s status as a REIT.

(g)           Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 10.2, Section 10.3 or any definition contained in Section 10.1, the Board of Directors shall have the power to determine the application of the provisions of this Section 10.2 or Section 10.3 with respect to any situation based on the facts known to it.  If Section 10.2 or 10.3 requires an action by the Board of Directors and these Articles fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 10.1, 10.2 or 10.3.

(h)           Exemptions.

(i)           Subject to Section 10.2.(a)(iii), the Board of Directors may exempt, prospectively or retroactively, a Person from the Common Share Ownership Limit or the Preferred Share Ownership Limit for purposes of the application of Section 10.2.(a)(i) or (ii), as applicable, if:

(1)           the Board of Directors determines, in its sole discretion, based on representations and undertakings provided by such Person to the Board of Directors and/or other information submitted by such Person to the Board of Directors, that such Person is not an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code);

(2)           such Person submits to the Board of Directors information satisfactory to the Board of Directors, in its reasonable discretion, demonstrating that no Person who is an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code) would be considered to Beneficially Own Common Shares in excess of the Common Share Ownership Limit or, Preferred Shares in excess of the Preferred Share Ownership Limit by reason of such Person’s ownership of Common Shares in excess of the Common Share Ownership Limit or Preferred Shares in excess of the Preferred Share Ownership Limit pursuant to the exemption granted under this subparagraph (h)(i);

(3)           such Person submits to the Board of Directors information satisfactory to the Board of Directors, in its reasonable discretion, demonstrating that clauses (2) and (3) of subparagraph (a)(iii) of this Section 10.2. will not be violated by reason of such Person’s ownership of Common Shares in excess of the Common Share Ownership Limit or Preferred Shares in excess of the Preferred Share Ownership Limit pursuant to the exemption granted under this subparagraph (h)(i); and

(4)           such Person provides to the Board of Directors such representations and undertakings, if any, as the Board of Directors may, in its reasonable discretion, require to ensure that the conditions in clauses (1), (2) and (3) hereof are satisfied and will continue to be satisfied throughout the period during which such Person owns Common Shares in excess of the Common Share Ownership Limit or Preferred Shares in excess of the Preferred Share Ownership Limit pursuant to any exemption thereto granted under this subparagraph (h), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will result in the application of the remedies set forth in this Section 10.2 (including, without limitation, Section 10.2.(f) with respect to Common Shares in excess of the Common Share Ownership Limit or Preferred Shares in excess of the Preferred Share Ownership Limit with respect to such Person (determined without regard to the exemption granted such Person under this subparagraph (h)(i).

(ii)           Prior to granting any exemption pursuant to subparagraph (h)(i), the Board of Directors, in its sole and absolute discretion, may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, in its sole and absolute discretion as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT; provided, however, that the Board of Directors shall not be obligated to require obtaining a favorable ruling or opinion in order to grant an exception hereunder.  In addition, notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(iii)           Subject to Section 10.2.(a)(iii), an underwriter that participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares, if any) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Common Share Ownership Limit or the Preferred Share Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement.

(i)           Increase in Common Share Ownership Limit or the Preferred Share Ownership Limit.

(i)           Subject to the limitations provided in Section 10.2.(a)(iii) and this Section 10.2.(i), the Board of Directors may, in its sole and absolute discretion, from time to time increase the Common Share Ownership Limit or the Preferred Share Ownership Limit for any one or more Persons; provided, however, that:

(1)           The Common Share Ownership Limit or the Preferred Share Ownership Limit may not be increased if, after giving effect to such change, either (x) five Persons who are considered individuals pursuant to Section 542 of the Code, as modified by Section 856(h)(3) of the Code, could Beneficially Own, in the aggregate, more than 49.9% of the value of the outstanding Shares (determined taking into account any reduction in the Common Share Ownership Limit or the Preferred Share Ownership Limit for other Persons being made contemporaneously pursuant to Section 10.2.(j)), or (y) either clause (2) or clause (3) of subparagraph (a)(iii) of Section 10.2.could be violated by any Person for whom the Common Share Ownership Limit or the Preferred Share Ownership Limit is increased by reason of such Person’s ownership of Common Shares in accordance with the increased Common Share Ownership Limit or ownership of Preferred Shares in accordance with the increased Preferred Share Ownership Limit.

(2)           Prior to the modification of the Common Share Ownership Limit or the Preferred Share Ownership Limit pursuant to this Section 10.2.(i), the Board of Directors, in its sole and absolute discretion, may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT if the modification of the Common Share Ownership Limit or the Preferred Share Ownership Limit were to be made.

(j)           Decrease in Common Share Ownership Limit or the Preferred Share Ownership Limit.  The Board of Directors may from time to time decrease the Common Share Ownership Limit or the Preferred Share Ownership Limit for some or all Persons (including in connection with an increase of the Common Share Ownership Limit or the Preferred Share Ownership Limit pursuant to Section 10.2.(i) for some Persons); provided, however, that any such decreased Ownership Limit will not be effective for any Person whose percentage ownership in Common Shares or Preferred Shares, as the case may be, is in excess of the decreased Ownership Limit until such time as such Person’s percentage ownership of Common Shares or Preferred Shares, as the case may be, equals or falls below the decreased Ownership Limit, but any further acquisition of Common Shares or Preferred Shares, as the case may be, in excess of such percentage ownership of Common Shares or Preferred Shares, as the case may be, as decreased, will be in violation of the Ownership Limits.

(k)           Legend.  Each certificate for Shares shall bear substantially the following legend:

The Shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer.  Subject to certain further restrictions and except as expressly provided in the Corporation’s Articles of Incorporation, (i) no Person may Beneficially Own or Constructively Own Common Shares of the Corporation in excess of 9.8% (in value or number of Shares, whichever is more restrictive) of the outstanding Common Shares of the Corporation; (ii) no Person may Beneficially Own or Constructively Own Preferred Shares of the Corporation in excess of 9.8% (in value or number of Shares, whichever is more restrictive) of the total outstanding Preferred Shares of the Corporation of such class or series; (iii) no Person may Beneficially Own or Constructively Own Shares of the Corporation that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; (iv) no Person may Beneficially Own or Constructively Own Shares of the Corporation that would result in (a) the Corporation owning (directly or indirectly) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation (either directly or indirectly through one or more partnerships or limited liability companies) from such tenant for the taxable year of the Corporation during which such determination is being made would reasonably be expected to equal or exceed the lesser of (I) one percent (1%) of the Corporation’s gross income (as determined for purposes of Section 856(c) of the Code), or (II) an amount that would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code or (b) any manager or operator of a “qualified lodging facility,” within the meaning of Section 856(d)(9)(D) of the Code, leased by the Corporation (or any subsidiary of the Corporation) to one of its taxable REIT subsidiaries with respect to the Corporation failing to qualify as an “eligible independent contractor,” within the meaning of Section 856(d)(9)(A) of the Code, in either case if the income derived by the Corporation from such tenant or such taxable REIT subsidiary, taking into account any other income of the Corporation that would not qualify under the gross income requirements of Section 856(c) of the Code, would cause the Corporation to fail to satisfy any of such gross income requirements; and (v) no Person may Transfer Shares of the Corporation if such Transfer would result in Shares of the Corporation being owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code). Any Person who Beneficially Owns or Constructively Owns, Transfers or attempts to Beneficially Own or Constructively Own Shares of the Corporation which causes or will cause a Person to Beneficially Own or Constructively Own Shares of the Corporation in excess or in violation of the above limitations must immediately notify the Corporation.  If certain of the restrictions on Transfer or ownership above are violated, the Shares of the Corporation represented hereby will be automatically Transferred to a Charitable Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the

Corporation may take other actions, including redeeming Shares upon the terms and conditions specified by the Board of Directors in its sole and absolute discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.  A Person who attempts to Beneficially Own or Constructively Own Shares in violation of the ownership limitations described above shall have no claim, cause of action or any recourse whatsoever against a transferor of such Shares.  All capitalized terms in this legend have the meanings defined in the Articles of Incorporation of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a holder on request and without charge.

10.3            Transfer of Shares in Trust.

(a)           Ownership in Trust.  Upon any purported Transfer or other event described in Section 10.2.(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section 10.2.(b).  The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 10.3.(g).

(b)           Status of Shares Held by the Charitable Trustee.  Shares held by the Charitable Trustee shall be issued and outstanding Shares of the Corporation.  The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee.  The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.  The Prohibited Owner shall have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such Shares.

(c)           Dividend and Voting Rights.  The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee by the Prohibited Owner upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee.  Any dividends or distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Virginia law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible action, then the Charitable Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article X, until the Corporation has received notification that Shares have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other holder records for purposes of preparing lists of holders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of holders.

(d)           Rights Upon Liquidation.  Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Corporation, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Corporation available for distribution to the holders of such class or series (determined based upon the ratio that the number of Shares of such class or series of Shares held by the Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding).  The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up of, or distribution of the assets of the Corporation, in accordance with Section 10.3.(e).

(e)           Sale of Shares by Charitable Trustee.  Within twenty (20) days of receiving notice from the Corporation that Shares have been transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 10.2.(a).  In connection with any such sale, the Charitable Trustee shall use good faith efforts to sell such Shares at a fair market price.  Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 10.3.(e).  The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust.  The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 10.3.(c) of this Article X. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 10.3.(e), such excess shall be paid to the Charitable Trustee by the Prohibited Owner upon demand.  The Charitable Trustee shall have the right and power (but not the obligation) to offer any Shares held in trust for sale to the Corporation on such terms and conditions as the Charitable Trustee shall deem appropriate.

(f)           Purchase Right in Shares Transferred to the Charitable Trustee.  Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  If the Corporation, or its designee, accepts such offer, the Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 10.3.(c) of this Article X and, if the Corporation, or its designee, elects to do so, the Corporation shall pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 10.3.(e).  Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and any dividends or other distributions held by the Charitable Trustee will be paid to the Charitable Beneficiary, each as provided in Section 10.3.(e).

(g)           Designation of Charitable Beneficiaries.  By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 10.2.(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) or 170(c)(2) of the Code.

10.4           NYSE Transactions.  Nothing in this Article X shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this Article X and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article X.

10.5           Enforcement.  The Corporation is specifically authorized to seek equitable relief, including injunctive relief, to enforce the provisions of this Article X.

10.6           Non-Waiver.  No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

3. The amendments were adopted on [DATE].

4. The amendments were proposed by the Board of Directors and submitted to the shareholders of the Corporation entitled to vote thereon in accordance with the Virginia Stock Corporation Act at a special meeting of shareholders held [DATE]. There were no voting groups, including without limitation the Corporation’s Series A Preferred Shares, no par value, and Series B Convertible Preferred Shares, no par value, entitled to vote separately on the amendments.  The designation, number of outstanding shares, the number of votes entitled to be cast and the undisputed votes cast FOR the amendments are set forth below.

Designation	Shares Outstanding	Votes Entitled to be Cast	Undisputed Votes Cast FOR
Common Shares	[Number of Shares]	[Number of Shares]	[Number of Shares]

5. The number of votes cast FOR the amendments by outstanding shares entitled to vote thereon was sufficient for approval of the amendments.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed by its [Secretary], on [DATE].

APPLE REIT NINE, INC.

By:
Name:
Title:  [Secretary]

Annex E

ARTICLES OF AMENDMENT OF
ARTICLES OF INCORPORATION

OF

APPLE REIT NINE, INC.

1. The name of the Corporation is Apple REIT Nine, Inc. (the “Corporation”).

2. The Articles of Incorporation of the Corporation (the “Articles”) are hereby amended by inserting the following Article IVA immediately before Article V:

ARTICLE IVA
RECLASSIFICATION OF COMMON SHARES UPON LISTING

Immediately prior to, but subject to the effectiveness of, the initial listing of Common Shares on a national securities exchange (the “Listing”), all Common Shares issued and outstanding immediately prior to the date of the Listing (the “Listing Date”) shall be reclassified into a smaller number of such shares on the Listing Date in accordance with the following provisions of this Article IVA:

4.1A           Reclassification to Reduce Outstanding Common Shares.  Each Common Share issued and outstanding immediately prior to the Listing Date shall, on the Listing Date, automatically and without any action on the part of the holder thereof, be reclassified into one-half (½) of such Common Share. Such reclassified Common Shares shall have the same respective voting rights, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions set forth in these Articles of Incorporation immediately prior to the Listing Date with respect to Common Shares issued and outstanding immediately prior to the Listing Date. Such reclassified Common Shares shall be issued in fractions of one-thousandth of a share (rounded to integral multiples thereof). For the avoidance of doubt, the reclassification of Common Shares under this Section 4.1A shall not affect the total number of Common Shares the Corporation is authorized to issue under Section 3.1 of these Articles of Incorporation.

4.2A           Surrender of Certificates. From and after the Listing Date, a holder of Common Shares in certificated form that were issued and outstanding immediately prior to the Listing Date shall not be entitled to receive distributions or to vote or to exercise any other rights as a shareholder until the holder’s certificate(s) representing such Common Shares are surrendered in exchange for one or more certificates representing the new number of Common Shares into which such Common Shares were reclassified. Upon such surrender, all distributions not paid because of this provision shall be paid without interest.

3. The amendment was adopted on [DATE].

4. The amendment was proposed by the Board of Directors and submitted to the shareholders of the Corporation entitled to vote thereon in accordance with the Virginia Stock Corporation Act at a special meeting of shareholders held [DATE]. There were no voting groups, including without limitation the Corporation’s Series A Preferred Shares, no par value, and Series B Convertible Preferred Shares, no par value, entitled to vote separately on the amendment.  The designation, number of outstanding shares, the number of votes entitled to be cast and the undisputed votes cast FOR the amendment are set forth below.

Designation	Shares Outstanding	Votes Entitled to be Cast	Undisputed Votes Cast FOR
Common Shares	[Number of Shares]	[Number of Shares]	[Number of Shares]

5. The number of votes cast FOR the amendment by outstanding shares entitled to vote thereon was sufficient for approval of the amendment.

[Signature Page Follows]

E-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed by its [Secretary], on [DATE].

APPLE REIT NINE, INC.

By:
Name:
Title:  [Secretary]

E-2

Annex F

AMENDMENT NO. 1
TO THE BYLAWS OF
APPLE REIT NINE, INC.

The Bylaws (the “Bylaws”) of Apple REIT Nine, Inc. (the “Company”) are hereby amended as follows:

1. The first sentence of Section 1.1 of the Company’s Bylaws is hereby deleted and the following inserted in lieu thereof:

“The name of the corporation is Apple Hospitality REIT, Inc. and is referred to in these Bylaws as the “Company.” ”

2. Clause (d) defining “Advisor” of Section 1.3 of the Company’s Bylaws is hereby amended to insert the following at the end thereof:

“At any time the Company has no Advisor, all provisions in these Bylaws that otherwise purport to confer rights or benefits on the Advisor, or that otherwise purport to impose obligations or liabilities on the Advisor, or that otherwise assume the existence of a Company Advisor shall have no force and effect and these Bylaws shall be construed and applied as if any and all such provisions were not contained in these Bylaws.”

3. Article VII of the Company’s Bylaws is amended by adding the following Section 7.9 at the end thereof.

“7.9  Applicability of Certain Sections of Article VII. Sections 7.2, 7.3, 7.4 and 7.5 of the Company’s Bylaws shall apply only to Shares (as defined in Section 7.5(g) of these Bylaws) as to which the provisions of Article X of the Articles of Incorporation do not apply because the provisions of Article X of the Articles of Incorporation do not meet the requirements of Section 13.1-649 of the Virginia Stock Corporation Act as to such Shares.”

4. Article VIII of the Company’s Bylaws is hereby deleted in its entirety, and the following is inserted in lieu thereof.

“ARTICLE VIII
[RESERVED]”

5. Section 12.2 of the Company’s Bylaws is hereby deleted in its entirety, and the following is inserted in lieu thereof:

“12.2  Amendments (After Listing). Notwithstanding anything to the contrary in these Bylaws (including Section 12.1), immediately prior to, but subject to the effectiveness of, the listing of the Common Shares, including any class thereof, of the Company on a national securities exchange, Section 12.1 of these Bylaws shall cease to be effective, and from and after that time, the Bylaws of the Corporation may be amended or repealed, or new bylaws adopted, at any time, and from time to time, (i) by the Board of Directors or (ii) upon the vote of the holders of a majority of the issued and outstanding Common Shares of the Corporation, and the shareholders in amending, repealing or adopting a bylaw may, except as prohibited by applicable law, expressly provide that the Board of Directors may not amend, repeal or reinstate that bylaw.”

****

Capitalized terms not defined herein shall have the meaning set forth in the Company’s Bylaws.

This Amendment No. 1 to the Bylaws shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to the principles thereof relating to conflicts of law or choice of law.

F-1

Annex G

TERMINATION AGREEMENT

This Termination Agreement (“Agreement”), dated as of August 7, 2013, as amended, is entered into by and among Apple Seven Advisors, Inc., a Virginia corporation (“Seven Advisors”), Apple Eight Advisors, Inc., a Virginia corporation (“Eight Advisors”), Apple Nine Advisors, Inc., a Virginia corporation (“Nine Advisors”), Apple Suites Realty Group, Inc. (“ASRG,” and collectively with Seven Advisors, Eight Advisors and Nine Advisors, the “Advisors,” or individually, an “Advisor”), Apple REIT Seven, Inc., a Virginia corporation (“Apple Seven”), Apple REIT Eight, Inc., a Virginia corporation (“Apple Eight”), and Apple REIT Nine, Inc., a Virginia corporation (“Apple Nine,” and collectively with Apple Seven and Apple Eight, the “Companies,” or individually a “Company”).

WHEREAS, the Companies, Apple Seven Acquisition Sub, Inc., a Virginia corporation and wholly-owned subsidiary of Apple Nine (“Seven Acquisition Sub”), and Apple Eight Acquisition Sub, Inc., a Virginia corporation and wholly-owned subsidiary of Apple Nine (“Eight Acquisition Sub”), are entering into an Agreement and Plan of Merger, dated as of August 7, 2013 (as it may be amended or otherwise modified from time to time, the “Merger Agreement”), pursuant to which Apple Seven will merge with and into Seven Acquisition Sub (the “Apple Seven Merger”), and Apple Eight will merge with and into Eight Acquisition Sub (the “Apple Eight Merger,” and together with the Apple Eight Merger, the “Mergers,” or individually a “Merger”), with Seven Acquisition Sub and Eight Acquisition Sub continuing as the Surviving Corporations in the Mergers (all capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement).

WHEREAS, certain of the Companies and certain of the Advisors are parties to the agreements set forth on Schedule 1 hereto (the “Related Party Agreements”).

WHEREAS, pursuant to Section 6.1(d) of the Merger Agreement, the respective obligation of each Company to effect the Mergers is partially conditioned upon the effectiveness of this Agreement as of the Effective Time.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, intending to be legally bound, as follows:

1. Termination of Related Party Agreements.  As of immediately before the Effective Time, the Related Party Agreements shall be terminated and shall be of no further force or effect, except as provided herein.  The termination of the Related Party Agreements immediately before the Effective Time shall not affect any of the rights or obligations of any party to any such Related Party Agreement accruing prior to the Effective Time; provided, however, each Advisor and each Company acknowledges that no fees shall be payable as a result of the termination of the Related Party Agreements.

2. Representations and Warranties from the Companies.  Each of the Companies, as to itself only, represents and warrants to each of the Advisors as follows:

(a) Such Company has the legal capacity, power, authority and right (contractual or otherwise) to execute and deliver this Agreement and to perform his obligations hereunder.

(b) This Agreement has been duly executed and delivered by such Company and constitutes a valid and binding obligation of such Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relevant to creditors’ rights and general principles of equity.

(c) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or violate the Articles of Incorporation or Bylaws of such Company, (ii) conflict with or violate any court order, judgment or decree applicable to such Company, or (iii) conflict with or result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under any contract or agreement to which such Company is a party or by which such Company is bound or affected, which conflict, violation, breach or default in the case of (ii) or (iii) would materially and adversely affect such Company’s ability to perform any of its obligations under this Agreement.

3. Representations and Warranties from the Advisors.  Each Advisor, as to itself only, represents and warrants to each of the Companies as follows:

(a) Such Advisor has the legal capacity, power, authority and right (contractual or otherwise) to execute and deliver this Agreement and to perform its obligations hereunder.

(b) This Agreement has been duly executed and delivered by such Advisor and constitutes a valid and binding obligation of such Advisor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relevant to creditors’ rights and general principles of equity.

(c) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or violate the Articles of Incorporation or Bylaws of such Advisor, (ii) conflict with or violate any court order, judgment or decree applicable to such Advisor, or (iii) conflict with or result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under any contract or agreement to which such Advisor is a party or by which such Advisor is bound or affected, which conflict, violation, breach or default in the case of (ii) or (iii) would materially and adversely affect such Advisor’s ability to perform any of its obligations under this Agreement.

4. Descriptive Headings.  The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

5. Amendment; Waivers.  This Agreement shall not be amended, altered or modified except by an instrument in writing duly executed by each of the parties hereto and, with respect to Apple Seven, Apple Eight and Apple Nine, with the prior approval of each Special Committee thereof.  No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence thereto.  No waiver shall be valid against any party hereto, unless made in writing and signed by the party against whom enforcement of such waiver is sought, and then only to the extent expressly specified therein.

6. Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

7. Entire Agreement; No Third-Party Beneficiaries.  This Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement and, (b) is not intended to confer upon any person other than the parties hereto any rights or remedies.

8. Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

9. Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any party without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

10. Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the Commonwealth of Virginia or in any Virginia state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of any federal court located in the Commonwealth of Virginia or any Virginia state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Termination Agreement, or have caused this Termination Agreement to be duly executed and delivered in their names and on their behalf, all as of the date first written above.

APPLE REIT SEVEN ADVISORS, INC.

By: /s/ Glade M. Knight______________
Name: Glade M. Knight
Title:   President

APPLE REIT EIGHT ADVISORS, INC.

By: /s/ Glade M. Knight______________
Name: Glade M. Knight
Title:   President

APPLE REIT NINE ADVISORS, INC.

By: /s/ Glade M. Knight______________
Name: Glade M. Knight
Title:   President

APPLE SUITES REALTY GROUP, INC.

By: /s/ Glade M. Knight______________
Name: Glade M. Knight
Title:   President

APPLE REIT SEVEN, INC.

By: /s/ Justin G. Knight______________
Name: Justin G. Knight
Title:   President

APPLE REIT EIGHT, INC.

By: /s/ Justin G. Knight______________
Name: Justin G. Knight
Title:   President

APPLE REIT NINE, INC.

By: /s/ Justin G. Knight______________
Name: Justin G. Knight
Title:   President

Schedule 1

1.	Advisory Agreement between Apple REIT Seven, Inc. and Apple Seven Advisors, Inc. dated as of March 2, 2006.

2.	Property Acquisition/Disposition Agreement between Apple REIT Seven, Inc. and Apple Suites Realty Group, Inc., dated as of March 2, 2006.

3.	Advisory Agreement between Apple REIT Eight, Inc. and Apple Eight Advisors, Inc. dated as of May 24, 2007.

4.	Property Acquisition/Disposition Agreement between Apple REIT Eight, Inc. and Apple Suites Realty Group, Inc., dated as of May 24, 2007.

5.	Advisory Agreement between Apple REIT Nine, Inc. and Apple Nine Advisors, Inc. dated as of April 23, 2008.

6.	Property Acquisition/Disposition Agreement between Apple REIT Nine, Inc. and Apple Suites Realty Group, Inc., dated as of April 23, 2008.

Annex H

SUBCONTRACT AGREEMENT

This Subcontract Agreement (the “Agreement”), dated as of August 7, 2013, as amended, is entered into by and among Apple REIT Nine, Inc., a Virginia corporation (“Apple Nine”), and Apple Ten Advisors, Inc., a Virginia corporation (“Apple Ten Advisors”).

WHEREAS, Apple Nine, Apple REIT Seven, Inc., a Virginia corporation (“Apple Seven”), Apple REIT Eight, Inc., a Virginia corporation (“Apple Eight”), Apple Seven Acquisition Sub, Inc., a Virginia corporation and wholly-owned subsidiary of Apple Nine (“Seven Acquisition Sub”), and Apple Eight Acquisition Sub, Inc., a Virginia corporation and wholly-owned subsidiary of Apple Nine (“Eight Acquisition Sub”), are entering into an Agreement and Plan of Merger, dated as of August 7, 2013 (as it may be amended or otherwise modified from time to time, the “Merger Agreement”), pursuant to which Apple Seven will merge with and into Seven Acquisition Sub (the “Apple Seven Merger”), and Apple Eight will merge with and into Eight Acquisition Sub (the “Apple Eight Merger,” and together with the Apple Eight Merger, the “Mergers,” or individually a “Merger”), with Seven Acquisition Sub and Eight Acquisition Sub continuing as the Surviving Corporations in the Mergers (all capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement).

WHEREAS, Apple REIT Ten, Inc., a Virginia corporation (“Apple Ten”), and Apple Ten Advisors are parties to an Advisory Agreement, dated as of December 20, 2010, as amended, whereby Apple Ten has engaged Apple Ten Advisors to perform specified services to Apple Ten for specified fees (as the same may be amended from time to time in accordance with the terms thereof and this Agreement, the “Advisory Agreement”).

WHEREAS, pursuant to Section 6.1(e) of the Merger Agreement, the respective obligation of each of the Apple REITs to effect the Mergers is partially conditioned upon the effectiveness of this Agreement as of the Effective Time.

Now, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, intending to be legally bound, as follows:

1. The Subcontract.  Effective as of the Effective Time, Apple Ten Advisors agrees to transfer all of its right, title and interest to, and Apple Nine hereby agrees to accept, all fees, expenses or other payments Apple Ten is obligated to pay under the Advisory Agreement, and Apple Nine, directly or through its Subsidiaries, agrees to perform the obligations and duties of Apple Ten Advisors under the Advisory Agreement, arising on or after the Effective Time, when and as each such performance shall be required of Apple Ten Advisors under the Advisory Agreement.

2. Further Duties of Apple Ten Advisors.  Apple Ten Advisors hereby agrees that at the reasonable direction of Apple Nine it shall use its commercially reasonable efforts to perform or take such action under the Advisory Agreement, including, without limitation, demanding payment or performance from Apple Ten under the Advisory Agreement; provided, however, that Apple Ten Advisors shall not be required to (a) perform or take any action that could extend or increase its obligations under the Advisory Agreement (unless such obligations are to be performed solely by Apple Nine in connection with this Agreement), (b) incur any costs or expenses in connection with this Agreement or under the Advisory Agreement (unless reimbursed by Apple Nine), or (c) terminate the Advisory Agreement, through Section 22(c) of the Advisory Agreement or otherwise.  In addition, Apple Ten Advisors agrees to deliver to Apple Nine any payments, received after the Effective Time from Apple Ten under the Advisory Agreement, as promptly as practicable (and in no event later than 5 business days) following receipt of such payments, and to keep separate from Apple Ten Advisors’ other assets such amounts until paid to Apple Nine hereunder.  Apple Ten Advisors also agrees to forward any notices, documents or instruments or other information relating to the Advisory Agreement to Apple Nine promptly (and in no event later than 5 business days) after receiving such information.

3. Other Agreements.  Apple Ten Advisors shall not, without the prior written consent of Apple Nine (acting at the direction of a majority of the non-management directors of Apple Nine), enter into any amendment, modification or supplement of the Advisory Agreement (including, without limitation, agreeing to any other services pursuant to Section 14 thereof) or grant any consent, waiver or release, which amendment, modification, supplement, consent, waiver or release would reasonably be expected to in any manner, directly or indirectly, enlarge, extend or prolong Apple Nine’s obligations or liabilities hereunder, release Apple Ten or its affiliates of any of its obligations or liabilities thereunder or diminish any of Apple Ten Advisors’ rights thereunder.  The parties agree that Apple Ten Advisors’ right to terminate the Advisory Agreement pursuant to Section 22 thereof is not affected by the foregoing and that Apple Ten Advisors retains the right, in its sole discretion, to exercise its rights under Section 22 of the Advisory Agreement; provided, however, Apple Ten Advisors shall not terminate the Advisory Agreement unless the Property Acquisition/Disposition Agreement, dated December 10, 2010 and effective January 19, 2011 between Apple Ten and

Apple Suites Realty Group, Inc. is concurrently terminated.  During the term of this Agreement, Apple Ten Advisors shall not assign any of its rights under the Advisory Agreement or enter into any other subcontract arrangement with respect to the Advisory Agreement.

4. Representations and Warranties of Apple Ten Advisors.  Apple Ten Advisors represents and warrants that:

(a) Apple Ten Advisors has the legal capacity, power, authority and right (contractual or otherwise) to execute and deliver this Agreement and to perform its obligations hereunder.

(b) This Agreement has been duly executed and delivered by Apple Ten Advisors and constitutes a valid and binding obligation of Apple Ten Advisors enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relevant to creditors’ rights and general principles of equity.

(c) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or violate the Articles of Incorporation or Bylaws of Apple Ten Advisors, (ii) conflict with or violate any court order, judgment or decree applicable to Apple Ten Advisors, or (iii) conflict with or result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under any contract or agreement to which Apple Ten Advisors is a party or by which Apple Ten Advisors is bound or affected, which conflict, violation, breach or default in the case of (ii) or (iii) would materially and adversely affect Apple Ten Advisor’s ability to perform any of its obligations under this Agreement.

(d) To the Knowledge of Apple Ten Advisors, neither Apple Ten Advisors nor Apple Ten is in breach or violation of, or default under, the Advisory Agreement. For purposes of this Agreement, “Knowledge of Apple Ten Advisors” shall mean the actual knowledge of the persons listed on Schedule 10.1(b) of the Apple Nine Disclosure Letter.

5. Representations and Warranties of Apple Nine.  Apple Nine represents and warrants that:

(a) Apple Nine has the legal capacity, power, authority and right (contractual or otherwise) to execute and deliver this Agreement and to perform its obligations hereunder and under the Advisory Agreement.

(b) This Agreement has been duly executed and delivered by Apple Nine and constitutes a valid and binding obligation of Apple Nine enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relevant to creditors’ rights and general principles of equity.

(c) The execution and delivery of this Agreement, the consummation of the transactions herein contemplated, and the performance required under the Advisory Agreement by Apple Nine will not (i) conflict with or violate the Articles of Incorporation or Bylaws of Apple Nine, (ii)  conflict with or violate any court order, judgment or decree applicable to Apple Nine, or (iii) conflict with or result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under any contract or agreement to which Apple Nine is a party or by which Apple Nine is bound or affected, which conflict, violation, breach or default in the case of (ii) or (iii) would materially and adversely affect Apple Nine’s ability to perform any of its obligations under this Agreement or the Advisory Agreement.

6. Termination.  In the event the Merger Agreement is terminated in accordance with its terms, this Agreement shall also terminate immediately upon the date on which the Merger Agreement is terminated.  In addition, this Agreement and the rights and duties of the parties under this Agreement (except for outstanding payments to be made pursuant to Section 1 hereof or any indemnification claims made pursuant to Section 7 hereof) shall terminate upon the termination or expiration of the Advisory Agreement.

7. Indemnification.

(a) Apple Nine shall indemnify, defend and hold harmless Apple Ten Advisors and its affiliates and their respective officers, directors, members, employees, agents, representatives, successors and assigns from and against any liabilities, losses or damages asserted against or suffered by Apple Ten Advisors relating to, resulting from or arising out of any breach by Apple Nine of any of its covenants or agreements under this Agreement, or (ii) the Advisory Agreement on or after the Effective Time (provided such breach results primarily from a breach by Apple Nine of any of its covenants or agreements under this Agreement).

(b) Apple Ten Advisors shall indemnify, defend and hold harmless Apple Nine and its affiliates and their respective officers, directors, members, employees, agents, representatives, successors and assigns from and against any liabilities, losses or damages asserted against or suffered by Apple Nine relating to, resulting from or arising out of any breach by Apple Ten Advisors of (i) any of its covenants or agreements under this Agreement or (ii) the Advisory Agreement on or after the Effective Time (provided such breach does not result primarily from a breach by Apple Nine of any of its covenants or agreements under this Agreement).  In addition, Apple Ten Advisors agrees to seek indemnification on behalf of Apple Nine under Section 18 of the Advisory Agreement for any liabilities and losses arising from the operations of Apple Ten (including Apple Nine’s costs and expenses, including legal fees and expenses, incurred in connection with investigating and defending itself against such liabilities and losses) if the conditions set forth under Section 18 of the Advisory Agreement could be met and agrees to transfer to Apple Nine any indemnification payments made to Apple Ten Advisors pursuant to Section 18 of the Advisory Agreement upon receipt.

(c) Each party shall promptly notify the other of any claim that it may have for indemnification under this Agreement.

8. Further Assurances.    The parties shall, upon the reasonable request of the other party, execute and deliver such documents and take such actions as the other party may reasonably deem necessary to effectuate the purposes of this Agreement.

9. Descriptive Headings.  The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

10. Amendment; Waivers.  This Agreement shall not be amended, altered or modified except by an instrument in writing duly executed by each of the parties hereto and, with respect to Apple Nine, with the approval of the Special Committee thereof (prior to the Effective Time) or a majority of the non-management directors of the board of directors thereof (after the Effective Time).  No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence thereto.  No waiver shall be valid against any party hereto, unless made in writing and signed by the party against whom enforcement of such waiver is sought, and then only to the extent expressly specified therein.

11. Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

12. Entire Agreement; No Third-Party Beneficiaries.  This Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement and, (b) is not intended to confer upon any person other than the parties hereto any rights or remedies.

13. Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

14. Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any party without the prior written consent of the other party.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

15. Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the Commonwealth of Virginia or in any Virginia state court, this being in addition to any other remedy to which they are entitled at law or in equity.  In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of any federal court located in the Commonwealth of Virginia or any Virginia state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.  APPLE NINE AND APPLE TEN ADVISORS IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

16.   Apple Ten Acknowledgement. Apple Ten acknowledges the terms of this Agreement and agrees that, as a result of this Agreement, the provisions of the Advisory Agreement for the benefit of Apple Ten Advisors (specifically excluding any rights of Apple Ten Advisors under Section 22 of the Advisory Agreement), to the extent that any such provisions relate to the subcontract effectuated by this Agreement, shall extend to Apple Nine.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Subcontract Agreement, or have caused this Subcontract Agreement to be duly executed and delivered in their names and on their behalf, all as of the date first written above.

APPLE REIT NINE, INC.

By:           /s/ Justin G. Knight
Name:         Justin G. Knight
Title:           President

APPLE TEN ADVISORS, INC.

By:           /s/ Glade M. Knight
Name:         Glade M. Knight
Title:           President

APPLE REIT TEN, INC.
(For purposes of Section 16 only)

By:           /s/ Justin G. Knight
Name:        Justin G. Knight
Title:           President

Annex I

ASSIGNMENT AND TRANSFER AGREEMENT

This Assignment and Transfer Agreement (the “Agreement”), dated as of August 7, 2013, as amended, is entered into by and among APPLE FUND MANAGEMENT, LLC, a Virginia limited liability company (“Apple Fund”), Apple Nine Advisors, Inc., a Virginia corporation (“Advisors”) APPLE REIT NINE, INC., a Virginia corporation (“Apple Nine”).

INTRODUCTION

A.           Advisors owns all of the membership interests (the “Interest”) in Apple Fund.

B.           Apple Nine,  Apple REIT Seven, Inc., a Virginia corporation (“Apple Seven”), Apple REIT Eight, Inc., a Virginia corporation (“Apple Eight” and together with Apple Seven and the Apple Nine, the “Apple REITs”), and Apple Seven Acquisition Sub, Inc., a Virginia corporation and wholly-owned subsidiary of Apple Nine (“Seven Acquisition Sub”), and Apple Eight Acquisition Sub, Inc., a Virginia corporation and wholly-owned subsidiary of Apple Nine (“Eight Acquisition Sub”), have entered into the Agreement and Plan of Merger dated as of August 7, 2013 (as it may be amended or otherwise modified from time to time, the “Merger Agreement”), pursuant to which Apple Seven will merge with and into Seven Acquisition Sub (the “Apple Seven Merger”), and Apple Eight will merge with and into Eight Acquisition Sub (the “Apple Eight Merger,” together with the Apple Seven Merger, the “Mergers”), with Seven Acquisition Sub and Eight Acquisition Sub continuing as the Surviving Corporations (as defined in the Merger Agreement) in the Mergers.

C.           In order to induce the Apple REITs to enter into the Merger Agreement and proceed with the Mergers, Advisors and Apple Fund desire to enter into this Agreement.

D.           Advisors desires to assign the Interest to Apple Nine and Apple Nine desires to accept the assignment of the Interest.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

ASSIGNMENT OF THE INTEREST

1.1 Assignment of Interest.  Advisors hereby assigns, transfers and delivers to Apple Nine, and Apple Nine hereby accepts, effective as of the Transfer Time and without further action by any party hereto or any other Person, all right, title and interest in and to the Interest, and in exchange Apple Nine shall, at the Transfer Time, pay to Advisors the cash consideration described in Section 2.1 and, in the capacity of a member (within the meaning of the Virginia Limited Liability Company Act, as amended), execute and deliver to Apple Fund a counterparty signature page to the Amended and Restated Operating Agreement of Apple Fund, dated as of October 5, 2007 (the “Joinder Signature Page”).

1.2 Acknowledgment of Apple Fund’s Assets and Liabilities.  The parties hereto acknowledge that Apple Fund’s assets and liabilities as of the date of this Agreement include, but are not limited to:

(a) all rights, interests, duties and obligations under the Transfer Agreement, dated as of May 23, 2007, by and between Apple Hospitality Two, Inc., a Virginia corporation, and Apple Hospitality Five, Inc., a Virginia corporation (the “Apple Two Transfer Agreement”);

(b) all rights, interests, duties and obligations under the Assignment and Transfer Agreement, dated as of October 5, 2007, by and among Apple Fund, Apple Hospitality Five, Inc., a Virginia corporation, and Apple REIT Six, Inc., a Virginia corporation, and, solely for the purposes of Articles III, IV and V thereof, Inland American Real Estate Trust, Inc., a Maryland corporation, and Apple Six Advisors, Inc., a Virginia corporation (the “Apple Five Transfer Agreement”); and

(c) all rights, interests, duties and obligations under the Assignment and Transfer Agreement, dated as of November 29, 2012, by and among Apple Fund, Apple REIT Six, Inc., a Virginia corporation (“Apple Six”), Advisors, and, solely with respect to Sections 2.2 and 2.6 thereof, Apple Seven Advisors, Inc., Apple Eight Advisors, Inc. and Apple Ten Advisors, Inc. (the “Apple Six Transfer Agreement”; and, together with the Apple Two Transfer Agreement and the Apple Five Transfer Agreement, the “Transfer Agreements”).

1.3 Acknowledgement and Guarantee of Apple Five Transfer Agreement.  To relieve Advisors of its liabilities and obligations under the Apple Five Transfer Agreement, Apple Nine (i) formally acknowledges and unconditionally and irrevocably guarantees, from and after the Transfer Time, all liabilities and obligations of Apple Fund under the Apple Five Transfer Agreement, if any, and (ii) shall, at the Transfer Time, execute and deliver the Acknowledgement and Guarantee set forth on Exhibit A hereto.

1.4 Assignment, Acknowledgement and Guarantee of Apple Six Transfer Agreement.  Advisors, effective as of the Transfer Time or at such later time as Buyer (as defined in the Apple Six Transfer Agreement) and Acquisition Sub (as defined in the Apple Six Transfer Agreement), as successor by merger to Apple Six, have consented to such assignment if such consent has not been provided at or before the Transfer Time (“Consent Time”) and without further action by any party hereto or any other Person, fully assigns to Apple Nine all of its right, interests, duties and obligations under the Apple Six Transfer Agreement and Apple Nine hereby, effective as of the later of the Transfer Time or the Consent Time and without further action by any party hereto or any other Person, accepts the foregoing assignment of the Apple Six Transfer Agreement and hereby assumes, and agrees to pay, perform and discharge when due from and after the later of the Transfer Time or the Consent Time, all obligations and liabilities (of any nature whatsoever) of Advisors arising under or relating to the Apple Six Transfer Agreement.  To relieve (i) Advisors and (ii) Apple Seven Advisors, Inc., Apple Eight Advisors, Inc. and Apple Ten Advisors, Inc. (collectively, the “Other Apple Entities”) of their liabilities and obligations under the Apple Six Transfer Agreement, Apple Nine (i) formally acknowledges and unconditionally and irrevocably guarantees, from and after the later of the Transfer Time or the Consent Time, all liabilities and obligations of Apple Fund, Advisors and the Other Apple Entities under the Apple Six Transfer Agreement, if any, and (ii) shall, at the later of the Transfer Time or the Consent Time, execute and deliver the Acknowledgement and Guarantee in substantially the form set forth on Exhibit B hereto (together with Exhibit A hereto and the Joinder Signature Page, collectively the “Ancillary Documents”) with such changes as Advisors may reasonably request provided such changes are approved by the Special Committee of Apple Nine (prior to the Effective Time) or a majority of the non-management directors of the board of directors of Apple Nine (after the Effective Time).  Advisors and Apple Fund hereby consent to the assignment of the Apple Six Transfer Agreement pursuant to the provisions of this Section 1.4.

ARTICLE II

TRANSFER AGREEMENT

2.1 Consideration.  At the Transfer Time, Apple Nine shall pay to Advisors a total of $1.00 in cash consideration.  Additional consideration for the transactions contemplated by this Agreement is provided as described in the Introduction to this Agreement.

2.2 Advisors Representations.  Advisors hereby represents and warrants to Apple Nine that:

(a) Advisors is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has corporate power and authority to own, lease and operate all of its properties and assets and to carry on its business as now being conducted.

(b) Advisors has corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by Advisors, and the consummation by it of the transactions contemplated hereby, have been duly authorized by the board of directors of Advisors and no other corporate proceedings on the part of Advisors are necessary with respect thereto.  This Agreement has been duly executed and delivered by Advisors and, assuming that the other parties hereto have duly authorized, executed and delivered this Agreement, this Agreement constitutes a valid and binding obligation of Advisors, enforceable in accordance with its terms except as such enforceability may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally or (2) general principles of equity (regardless whether enforceability is considered in a proceeding at law or in equity).

(c) The execution and delivery of this Agreement by Advisors does not, and the consummation of the transactions contemplated hereby and compliance by Advisors with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration or other rights or obligations or loss of a benefit under, or result in the creation of any pledge, claim, lien, charge, encumbrance or security interest of any kind or nature whatsoever (each, a “Lien”) upon any of the properties or assets of Advisors or any of its Subsidiaries under (A) the Articles of Incorporation, bylaws or similar organizational documents of Advisors, (B) any agreement, contract, note, loan, evidence of indebtedness, purchase order, letter of credit indenture, security or pledge agreement, mortgage, franchise agreement, undertaking, covenant not to compete, employment agreement, license, lease, instrument, obligation or commitment (whether written or oral and whether express or implied) (each, a “Contract”) or other instrument applicable to Advisors or its properties or assets or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Advisors, other than, in the case of clause (B) or (C), any such conflicts, violations or defaults that would not, individually or in the aggregate, materially impair the ability of Advisors to perform its obligations under this Agreement.

(d) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Advisors in connection with the execution or delivery of this Agreement by Advisors or the consummation by Advisors of any of the transactions contemplated hereby.

(e) No claims for indemnification or otherwise has been made by any party to any of the Transfer Agreements.  Advisors is not in material breach of or material default under any such Transfer Agreement.  Advisors has not received any written claim or notice of material breach of or material default under any such Transfer Agreement.  To Advisor’s Knowledge, no event has occurred which individually or together with other events, would reasonably be expected to result in a material breach of or material default under any such Transfer Agreement by Advisors, the Other Apple Entities or the other parties thereto (in each case with or without notice or lapse of time or both).

(f) Advisors owns the Interest free and clear of any Lien and any other limitation or restriction on the right to sell, transfer or otherwise dispose of the Interest.

2.3 Apple Fund Representations.  Apple Fund hereby represents and warrants to Apple Nine that:

(a) Apple Fund is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has limited liability company power and authority to own, lease and operate all of its properties and assets and to carry on its business as now being conducted.  Apple Fund has no Subsidiaries.

(b) Apple Fund has limited liability company power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by Apple Fund, and the consummation by it of the transactions contemplated hereby, have been duly authorized by the governing body of Apple Fund and no other limited liability company proceedings on the part of Apple Fund are necessary with respect thereto.  This Agreement has been duly executed and delivered by Apple Fund and, assuming that the other parties hereto have duly authorized, executed and delivered this Agreement, this Agreement constitutes a valid and binding obligation of Apple Fund, enforceable in accordance with its terms except as such enforceability may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally or (2) general principles of equity (regardless whether enforceability is considered in a proceeding at law or in equity).

(c) The execution and delivery of this Agreement by Apple Fund does not, and the consummation of the transactions contemplated hereby and compliance by Apple Fund with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration or other rights or obligations or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of Apple Fund under (A) the certificate of formation, limited liability company agreement or similar organizational documents of Apple Fund, (B) any contract or other instrument applicable to Apple Fund or its properties or assets or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Apple Fund, other than, in the case of clause (B) or (C), any such conflicts, violations or defaults that would not, individually or in the aggregate, materially impair the ability of Apple Fund to perform its obligations under this Agreement.

(d) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Apple Fund in connection with the execution or delivery of this Agreement by Apple Fund or the consummation by Apple Fund of any of the transactions contemplated hereby.

(e) No claims for indemnification or otherwise has been made by any party to any of the Transfer Agreements.  To Apple Fund’s Knowledge, there are no pending or threatened Actions before or by any Governmental Entity against Apple Fund or any of its assets.

(f) To Apple Fund’s Knowledge, Schedule 2.3(f) hereto contains a true, complete and accurate list of all employee benefit plans, programs, policies or arrangements maintained or contributed to by Apple Fund or with respect to which Apple Fund has at any time had any Liability or potential Liability (the “Apple Fund Benefit Plans”).

(g) To Apple Fund’s Knowledge, Apple Fund has no liabilities whatsoever, whether direct or indirect, primary or secondary, or contingent, with respect to (i) any employee benefit plan, program, policy or arrangement other than the Apple Fund Benefit Plans or (ii) any prior business activities performed by Apple Fund that are unrelated to the performance of advisory services of the same type currently performed by Apple Fund.  Apple Fund is not engaged in any business activities other than with respect to the performance of advisory services for Apple Seven, Apple Eight, Apple Nine and Apple REIT Ten, Inc.

2.4 Apple Nine Representations.  Apple Nine hereby represents and warrants to Advisors that:

(a) Apple Nine is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has corporate power and authority to own, lease and operate all of its properties and assets and to carry on its business as now being conducted.

(b) Apple Nine has corporate power and authority to execute and deliver this Agreement and the Ancillary Documents and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the Ancillary Documents by Apple Nine, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the board of directors of Apple Nine and no other corporate proceedings on the part of Apple Nine are necessary with respect thereto.  This Agreement has been, and the Ancillary Documents will be, duly executed and delivered by Apple Nine and, assuming that the other parties hereto have duly authorized, executed and delivered this Agreement and will duly authorize, execute and deliver the Ancillary Documents, this Agreement constitutes, and the Ancillary Documents will constitute, valid and binding obligations of Apple Nine, enforceable in accordance with their terms, except as such enforceability may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally or (2) general principles of equity (regardless whether enforceability is considered in a proceeding at law or in equity).

(c) The execution and delivery of this Agreement by Apple Nine does not, and the execution and delivery of the Ancillary Documents will not, and the consummation of the transactions contemplated hereby and thereby and compliance by Apple Nine with the provisions of this Agreement and the Ancillary Documents will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration or other rights or obligations or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of Apple Nine or any of its Subsidiaries under (A) the articles of incorporation, bylaws or similar organizational documents of Apple Nine, (B) any Contract or other instrument applicable to Apple Nine or its properties or assets or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Apple Nine, other than, in the case of clause (B) or (C), any such conflicts, violations or defaults that would not, individually or in the aggregate, materially impair the ability of Apple Nine to perform its obligations under this Agreement or the Ancillary Documents.

(d) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Apple Nine in connection with the execution or delivery of this Agreement and the Ancillary Documents by Apple Nine or the consummation by Apple Nine of any of the transactions contemplated hereby and thereby.

2.5 Indemnification.

(a) From and after the Transfer Time, Apple Fund and Apple Nine shall jointly and severally defend, protect and indemnify Advisors and its Subsidiaries, each of the Other Apple Entities and each of their respective officers, directors, shareholders, partners, Affiliates, employees, agents, managers, members, representatives, successors and assigns or any officer, director, shareholder, partner, Affiliate, employee, agent, manager, member, representative, successor and assign of any of the foregoing and save and hold each of them harmless from and against, and pay on behalf of or reimburse each such indemnified party on demand as and when incurred, any and all Liabilities incurred by such indemnified parties or any of them as a result of, or arising out of, or relating to (i) the Apple Two Transfer Agreement, the Apple Five Transfer Agreement or the Apple Six Transfer Agreement including, without limitation, any Liabilities of Advisors or the Other Apple Entities under Section 2.6 of the Apple Six Transfer Agreement, (iii) any employee benefit plan, program, policy or arrangement maintained or contributed to by Apple Fund or with respect to which Apple Fund has at any time had any Liability or potential Liability, including (without limitation) the Apple Fund Benefit Plans, (iv) the breach or inaccuracy of any of the representations or warranties of Apple Nine set forth herein, and (vi) any breach by Apple Nine of any of its covenants or agreements contained herein.

(b) From and after the Transfer Time, Advisors shall defend, protect and indemnify Apple Nine and its officers, directors, shareholders, partners, Affiliates, employees, agents, managers, members, representatives, successors and assigns or any officer, director, shareholder, partner, Affiliate, employee, agent, manager, member, representative, successor and assign of any of the foregoing and save and hold each of them harmless from and against, and pay on behalf of or reimburse each such indemnified party on demand as and when incurred, any and all Liabilities incurred by such indemnified parties or any of them as a result of, or arising out of, or relating to the breach or inaccuracy of any of the representations or warranties of Advisors and/or Apple Fund set forth herein, and any breach by Advisors of any of its covenants or agreements contained herein.

(c) Whenever a claim shall arise for indemnification hereunder or upon receipt by an indemnified party of a written threat of a claim which such indemnified party reasonably believes may give rise to a claim for indemnification hereunder, such indemnified party shall give prompt written notice to the indemnifying parties of the claim for indemnification and the facts, in reasonable detail, constituting the basis for such claim (a “Claim Notice”); provided that failure of an indemnified party to give a prompt Claim Notice shall not release, waive or otherwise affect an indemnifying party’s obligations with respect thereto except to the extent that such indemnifying party is materially adversely affected in its ability to defend against such claim or is otherwise materially prejudiced thereby.

(d) The obligations and liabilities of the indemnifying parties to an indemnified party under this Agreement with respect to claims resulting from the assertion of Liabilities by Persons other than an indemnified party under Section 2.5(a) or (b) (including claims of a Governmental Entity for penalties, fines and assessments) (a “Third-Party Claim”) shall be subject to the following conditions:

(i) The indemnified party shall give a prompt Claim Notice to the indemnifying parties of the nature of the Third-Party Claim and the amount thereof to the extent known; provided that failure of an indemnified party to give a prompt Claim Notice shall not release, waive or otherwise affect an indemnifying party’s obligations with respect thereto except to the extent that such indemnifying party is materially adversely affected in its ability to defend against such claim or is otherwise materially prejudiced thereby.

(ii) The indemnifying parties shall be entitled to participate in the defense of such Third Party Claim.  If the indemnifying parties acknowledge in writing their obligation to indemnify the indemnified party hereunder against any Liability that may result from such Third-Party Claim, then the indemnifying parties shall be entitled to assume the defense of such Third-Party Claim at their expense and through counsel selected by the indemnifying parties (which counsel shall be reasonably acceptable to the indemnified party) within 30 days of the receipt of a Claim Notice with respect to such Third-Party Claim from the indemnified party.  If a Claim Notice is given to the indemnifying parties with respect to a Third-Party Claim and the indemnifying parties do not, within such 30-day period, assume the defense of such Third-Party Claim in accordance with this Section 2.5(d), the indemnifying parties will be bound by any determination made in such Third-Party Claim or any commercially reasonable compromise or settlement effected by the indemnified party.  If the indemnifying parties have assumed the defense of a Third-Party Claim in accordance with this Section 2.5(d), then no compromise or settlement of such Third-Party Claim may be effected by the indemnifying parties without the indemnified party’s prior written consent unless (A) such compromise or settlement (i) includes as an unconditional term thereof the delivery by the Person(s) asserting such claim to the indemnified party of a written unconditional release from all Liabilities in respect of such Third-Party Claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party and (B) the sole relief provided for in such compromise or settlement is monetary damages which will be paid in full by the indemnifying parties.  No Third-Party Claim which is being defended in good faith by the indemnifying parties in accordance with the terms of this Agreement shall be settled by the indemnified party without the prior written consent of the indemnifying parties (which shall not be unreasonably withheld).

(iii) In any suit, action, claim, arbitration or proceeding relating to a Third-Party Claim the defense of which has been assumed by the indemnifying parties in accordance with this Section 2.5(d): (A) the indemnified party shall have the right to be represented by advisory counsel and accountants of its own choosing at the indemnified party’s sole cost and expense, except the indemnified party shall be entitled to retain its own counsel at the expense of the indemnifying parties if (x) the indemnified party shall have been advised by counsel that there are one or more legal or equitable defenses available to it that are different from or in addition to those available to the indemnifying parties, and, in the reasonable judgment of the indemnified party, counsel for the indemnifying parties could not adequately represent the interests of the indemnified party because such interests could be in conflict with those of the indemnifying parties, (y) such Third-Party Claim involves, or is reasonably likely to have a material effect on, any matter beyond the scope of the indemnification obligation of the indemnifying parties, or (z) the indemnifying parties shall not have assumed the defense of the Third-Party Claim in a timely fashion; and (B) the indemnifying parties shall keep the indemnified party fully informed as to the status of such Third-Party Claim at all stages thereof, whether or not the indemnified party is represented by its own counsel.  With respect to any Third-Party Claim (1) the indemnifying parties shall make available to the indemnified party, and its attorneys, accountants and other representatives, all books and records of the indemnifying parties relating to such Third-Party Claim; and (2) the indemnifying parties and the indemnified party, as the case may be, shall render to each other such assistance as may be reasonably required of each other and cooperate in good faith with each other in order to ensure the proper and adequate defense of any Third-Party Claim.

(e) Notwithstanding anything in this Agreement or any applicable law to the contrary, it is understood and agreed by the parties hereto that no director, officer, employee, agent, shareholder or Affiliate of the indemnifying parties shall have (i) any personal liability to an indemnified party as a result of the breach of any representation, warranty, covenant or agreement of the indemnifying parties contained herein or otherwise arising out of or in connection with the transactions contemplated hereby or (ii) any personal obligation to indemnify an indemnified party for any claims pursuant to this Agreement, and the indemnified parties will not seek recourse or commence any action against any director, officer, employee, agent, shareholder or Affiliate of the indemnifying parties or any of their personal assets as a result of the breach of any representation, warranty, covenant or agreement of the indemnifying parties contained herein or otherwise arising out of or in connection with the transactions contemplated hereby or thereby.

(f) To the extent that the undertakings in Section 2.5(a) or (b) by the indemnifying parties may be unenforceable for any reason, such indemnifying parties shall make the maximum contribution to the payment and satisfaction of each of the Liabilities which is permissible under applicable law.

(g) For purposes of this Agreement, the term “Liabilities” shall mean any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, except as set forth in Section 3.9 below, liabilities and damages and expenses (irrespective of whether any such indemnified party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys’ fees and disbursements, interest and penalties and all amounts paid in investigation, defense or settlement of any of the foregoing.

ARTICLE III

GENERAL PROVISIONS

3.1 Assignment.  This Agreement shall not be assigned by any party hereto by operation of law or otherwise without the prior written consent of each of the other parties hereto.  Subject to the foregoing, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of permitted successors and permitted assigns of the parties hereto.

3.2 Termination.  This Agreement shall automatically terminate upon the termination of the Merger Agreement in accordance with its terms.

3.3 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia regardless of the laws that might otherwise govern under the principals of conflict of laws thereof.

3.4 Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the Commonwealth of Virginia or in any Virginia state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of any federal court located in the Commonwealth of Virginia or any Virginia state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

3.5 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.6 Services; Access; Cooperation; Further Assurances.  From and after the Transfer Time, each of Apple Fund and Apple Nine (the “Cooperating Parties”) shall (and shall cause its Affiliates and representatives to) provide (or cause to be provided) to Advisors (including, for purposes of this Agreement, any successor in interest to Advisors) and its Subsidiaries and their respective representatives reasonable access to the employees of each Cooperating Party and to all books and records (including any accounting work papers, subject to the execution and delivery, if requested by outside accountants, by Advisors, as applicable, of customary confidentiality agreements relating to the access to such accounting work papers) and any other information or data relating to Apple REIT Six, a Virginia corporation (now BRE Select Hotels Corp., a Delaware corporation) that is available to a Cooperating Party, its Affiliates or representatives, to the extent reasonably requested by Advisors for any reasonable business purpose including complying with its obligations under the Apple Six Transfer Agreement, and only to the extent that Advisors pays for any reasonable third party costs and expenses incurred by a Cooperating Party in connection with providing such access; provided, however, that the Cooperating Parties shall not have any obligation to provide such access if (i) doing so would require the Cooperating Party to incur any material third party cost or expense which Advisors will not agree to reimburse, or (ii) doing so would involve a material amount of time from any employee, Affiliate or representative of the Cooperating Party, and Advisors are unwilling to pay the Cooperating Party or such Affiliate or representative of the Cooperating Party a reasonable amount to adequately compensate it for such time.  Each of the parties hereto shall cooperate with each other and use its reasonable best efforts to take, or cause to be taken, all appropriate actions, and do, or cause to be done, and assist and cooperate with the other parties hereto in doing, all things, necessary, proper or advisable (including by executing any other documents or providing any further materials and documentation) in order to fulfill the provisions of or the purpose of this Agreement, the Apple Six Transfer Agreement and the transactions contemplated hereby.

3.7 Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.8 Entire Agreement; No Third-Party Beneficiaries.  This Agreement and the transactions contemplated hereby (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties hereto and their respective Affiliates with respect to the subject matter hereof, and (b) except as set forth in the immediately following sentence, are not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.  Notwithstanding the foregoing, each Person indemnified pursuant to Section 2.5(a) or (b) of this Agreement shall be an express third party beneficiary under this Agreement with respect to Section 2.5 of this Agreement.

3.9 No Consequential Damages.  No party to this Agreement, nor any indemnified party, shall seek or be entitled to incidental, indirect or consequential damages or damages for lost profits in any claim under this Agreement, including but not limited to claims for indemnification (except to the extent such incidental, indirect or consequential damages or damages for lost profits are awarded to any third party).

3.10 Certain Definitions.  For purposes of this Agreement:

(a) “Action” means any claim, action, suit, audit, assessment, arbitration or inquiry, proceeding or investigation.

(b) “Advisor’s Knowledge” shall mean the actual knowledge of Glade M. Knight.

(c) “Affiliates” means any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such first Person.  For purposes of this definition, the term “control” (including the correlative terms “controlling,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as a trustee or executor, by contract, credit agreement or otherwise.

(d)  “Apple Fund’s Knowledge” shall mean the actual knowledge of any of Glade M. Knight, David S. McKenney, Justin G. Knight, Bryan Peery, Kristian Gathright and David Buckley.

(e) “Closing Date” shall mean the date of the closing of the Mergers;

(f)  “Effective Time” shall have the same meaning as in the Merger Agreement.

(g) “Governmental Entity” shall mean any governmental body, whether federal, state, local, municipal, foreign or other government, or governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunal), any self-regulatory organization and any arbitral or similar forum;

(h) “Person” shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity;

(i) “Subsidiary” of a Person shall mean any corporation, partnership, limited liability company, joint venture or other legal entity of which such Person (either directly or through or together with another Subsidiary) owns any capital stock or other equity interests of such entity;

(j) “Special Committee” shall have the same meaning as in the Merger Agreement; and

(k) “Transfer Time” shall mean the time the assignments and other actions contemplated by Sections 1.1, 1.3, and 1.4 shall become effective, which time shall be on the Closing Date immediately following the Effective Time (as defined in the Merger Agreement).

3.11 Amendments and Waivers.  This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto and, with respect to Apple Nine, with the prior approval of the Special Committee thereof (prior to the Effective Time) or a majority of the non-management directors of the board of directors thereof (after the Effective Time).  No failure or delay of any party hereto in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereto hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.  Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, Apple Fund, Advisors and Apple Nine have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.
APPLE FUND MANAGEMENT, LLC

By:           /s/ Justin G. Knight______________
Name:          Justin G. Knight
Title:            Manager

APPLE NINE ADVISORS, INC.

By:           /s/ Glade M. Knight______________
Name:          Glade M. Knight
Title:            President

APPLE REIT NINE, INC.

By:           /s/ Justin G. Knight______________
Name:          Justin G. Knight
Title:            President

Signature Page to Assignment and Transfer Agreement

Schedule 2.3(f)

Apple Fund Benefit Plans

1.
Group Benefit Insurance Plan from the Unum Life Insurance Company of America for Short Term Disability, Long Term Disability, Life and Accidental Death and Dismemberment for Apple Fund Management, LLC.

2.	Dental Plan from Anthem Blue Cross and Blue Shield for Apple Fund Management, LLC.

3.	Group Medical and Hospital Services Agreement from Southern Health Services, Inc. for Apple Fund Management, LLC.

4.	Health Savings Account Administration for Apple Fund Management, LLC from Health Savings Administrators LLC.

5.	Apple Fund Management, LLC Profit Sharing Plan administered by Employee Fiduciary Corporation and investment advisors by Mid Atlantic Management Inc. (401(k) Plan)

6.             Employee Benefits in Team Member Handbook:
•	Hotel Discounts
•	Internet Allowance
•	Vacation
•	Sick Leave
•	Personal Days
•	Volunteer Service Hours
•	Holiday Time Off
•	Continuation Health Care (COBRA) Coverage
•	529 Plan – Virginia College Savings Plan
•	Section 125 Cafeteria Plan
•	Flexible Spending Accounts (FSA’s)
•	Workers Compensation Insurance
•	Employee Assistance Program (EAP) from Reliance Standard
•	Educational Opportunities and Educational Reimbursement
•	Industry Related Classes/Seminars
•	Industry Participation (in trade and professional associations)
•	Leaves of Absence including Military Leave, Family and Medical Leave, Personal Leave, Jury Duty/Serving as a Witness, Bereavement Leave and Workers Compensation Leave

7.             Bonus Program

8.	Vision insurance from Eye Med Vision Care LLC for Apple Fund Management, LLC.

9.	Flexible benefit administration by Benefit Solutions, Inc./Your Flex for Apple Fund Management, LLC.

10.	Severance Agreement dated October 16, 2012 between Apple Fund Management LLC and Lisa Little-Adams.

11.           Apple Hospitality Two, Inc. Executive Severance Plan dated August 23, 2005.

12.           Apple Hospitality Two, Inc. Severance Plan dated August 23, 2005.

13.           2003 Incentive Plan of Apple Hospitality Five, Inc.

14.           2003 Non-Employee Directors Stock Option Plan of Apple Hospitality Five, Inc.

15.	Apple Fund Management, LLC Executive Severance Pay Plan, amended and restated as of January 1, 2009.

16.	Apple Fund Management, LLC Severance Pay Plan, amended and restated as of January 1, 2009.

17.	Apple REIT Six, Inc. 2004 Incentive Plan.

18.	Apple REIT Six, Inc. 2004 Non-Employee Directors Stock Option Plan.

EXHIBIT A

Acknowledgment and Guarantee

For valuable consideration, the sufficiency of which is hereby acknowledged, the undersigned hereby unconditionally and irrevocably guarantees all obligations of Apple Fund Management, LLC, a Virginia limited liability company (“Apple Fund”), under Article II of the Assignment and Transfer Agreement (the “Agreement”), dated as of October 5, 2007, by and among Apple Fund, Apple Hospitality Five, Inc., a Virginia corporation, and Apple REIT Six, Inc., a Virginia corporation, and, and, solely for the purposes of Articles III, IV and V of the Agreement, Inland American Real Estate Trust, Inc., a Maryland corporation, and Apple Six Advisors, Inc., a Virginia corporation.  The undersigned hereby expressly waives any right to contest, notice, presentment or any other equitable or legal defense other than the satisfaction of Apple Fund’s obligations guaranteed hereby.

APPLE REIT NINE, INC.

By:
Name:
Title:

EXHIBIT B

Acknowledgment and Guarantee

For valuable consideration, the sufficiency of which is hereby acknowledged, the undersigned hereby unconditionally and irrevocably guarantees all obligations of Apple Fund Management, LLC, a Virginia limited liability company (“Apple Fund”), and Apple Nine Advisors, Inc., a Virginia corporation (“Apple Nine Advisors”), under the Assignment and Transfer Agreement (the “Agreement”), dated as of November 29, 2012, by and among Apple Fund and Apple REIT Six, Inc., a Virginia corporation, Apple Nine Advisors, and, solely with respect to Sections 2.2 and 2.6 of the Agreement, Apple Seven Advisors, Inc., Apple Eight Advisors, Inc. and Apple Ten Advisors, Inc.  The undersigned hereby expressly waives any right to contest, notice, presentment or any other equitable or legal defense other than the satisfaction of Apple Fund’s and Apple Nine Advisors’ obligations guaranteed hereby.

APPLE REIT NINE, INC.

By:
Name:
Title:

Annex J

EXECUTION COPY

[BANK OF AMERICA MERRILL LYNCH LETTERHEAD]

CONFIDENTIAL

August 6, 2013

Special Committee of the Board of Directors

Apple REIT Seven, Inc.

814 East Main Street

Richmond, VA 23219

Members of the Special Committee of the Board of Directors:

We understand that Apple REIT Seven, Inc., a Virginia corporation (“Apple Seven”), proposes to enter into an Agreement and Plan of Merger, to be dated as of August 7, 2013 (the “Agreement”), among Apple REIT Eight, Inc., a Virginia corporation (“Apple Eight”), Apple REIT Nine, Inc., a Virginia corporation (“Apple Nine”, and together with Apple Seven and Apple Eight, the “Apple REITs”, or each individually, an “Apple REIT”), Apple Seven Acquisition Sub, Inc., a Virginia corporation and a wholly owned subsidiary of Apple Nine (“Seven Merger Sub”), Apple Eight Acquisition Sub, Inc., a Virginia corporation and wholly owned subsidiary of Apple Nine (“Eight Merger Sub”,  and together with Seven Merger Sub, the “Acquisition Subsidiaries”, or each individually, an “Acquisition Subsidiary”).  Pursuant to the Agreement, among other things, Seven Merger Sub will merge with and into Apple Seven (the “Apple Seven Merger”) and Eight Merger Sub will merge with and into Apple Eight (the “Apple Eight Merger”).  At the effective time of the Apple Seven Merger, each outstanding common share, no par value, of Apple Seven (“Apple Seven Common Shares”) together with the related Series A Preferred Share, no par value (the “Series A Preferred Shares”, and together with the Apple Seven Common Shares, the “Apple Seven Common Units”), of Apple Seven (other than any Merger Dissenting Shares (as defined in the Agreement) and any Apple Seven Common Units that are owned by any of the Apple REITs, the Acquisition Subsidiaries or any of their respective subsidiaries), will be converted into the right to receive 1.0 (the “Exchange Ratio”) common shares, no par value, of Apple Nine (“Apple Nine Common Shares”).  Also at the effective time of the Apple Seven Merger, each issued and outstanding Series B Convertible Preferred Share, no par value, of Apple Seven shall be converted into the right to receive a number of Apple Nine Common Shares equal to (i) 24.17104 (the “Series B Conversion Ratio”) multiplied by (ii) the Exchange Ratio.  The terms and conditions of the Apple Seven Merger (together with the terms and conditions of the Apple Eight Merger, the Apple Nine Merger and the related conversions of Series B Convertible Preferred Shares of each of Apple Seven and Apple Eight into Apple Nine Common Shares) are more fully set forth in the Agreement.  The Apple Seven Merger and the Apple Eight Merger are expected to become effective simultaneously and are referred to herein collectively as the “Apple REIT Mergers”.

You have requested our opinion as to the fairness, from a financial point of view, to the holders of Apple Seven Common Units (other than the other Apple REITs and their respective Affiliates (as defined in the Agreement)) of the Exchange Ratio provided for in the Apple Seven Merger.

In connection with this opinion, we have, among other things:

(i)	reviewed certain publicly available business and financial information relating to each Apple REIT;

(ii)
reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Apple REITs, and their respective assets furnished to or discussed with us by Apple Seven Advisors, Inc., Apple Seven’s management company (“Apple Seven Advisors”), Apple Eight Advisors, Inc., Apple Eight’s management company (“Apple Eight Advisors”), and Apple Nine Advisors, Inc., Apple Nine’s management company (“Apple Nine Advisors”, and together with Apple Seven Advisors and Apple Eight Advisors, “Apple Advisors”), including certain financial forecasts relating to the Apple REITs prepared by Apple Advisors (such forecasts, the “Apple REIT Forecasts”);

(iii)
reviewed certain estimates as to the amount and timing of cost savings, including through the internalization of certain management functions by the combined company (the “Cost Savings”), in each case anticipated by Apple Advisors to result from the Apple REIT Mergers;

The Special Committee of The Board of Directors
Apple REIT Seven, Inc.

(iv)	discussed the past and current business, operations, financial condition and prospects of the Apple REITs with members of senior management of Apple Advisors;

(v)
reviewed the potential pro forma financial impact of the Apple REIT Mergers on the future financial performance of Apple Nine, including the potential effect on Apple Nine’s estimated funds from operations per share;

(vi)	compared certain financial information of each Apple REIT with similar information of other companies we deemed relevant;

(vii)	compared certain financial terms of the Apple Seven Merger to financial terms, to the extent publicly available, of other transactions we deemed relevant;

(viii)	reviewed the relative financial contributions of each Apple REIT to the future financial performance of the combined company on a pro forma basis;

(ix)	reviewed the August 3, 2013 draft of the Agreement; and

(x)	performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of Apple Advisors that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect.  With respect to the Apple REIT Forecasts and Cost Savings, we have been advised by Apple Advisors, and have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of Apple Advisors as to the future financial performance of the respective Apple REITs and the other matters covered thereby.  We have relied, at your direction, on the assessments of Apple Advisors as to Apple Nine’s ability to achieve the Cost Savings and have been advised by Apple Advisors, and have assumed, with your consent, that the Cost Savings will be realized in the amounts and at the times projected.  We have not made, or been provided with, any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of any of the Apple REITs, nor have we made any physical inspection of the properties or assets of any of the Apple REITs.  We have not evaluated the solvency or fair value of any of the Apple REITs under any state, federal or other laws relating to bankruptcy, insolvency or similar matters.  We have assumed, at your direction, that the Apple Seven Merger will be consummated in accordance with its terms, simultaneously with the Apple Eight Merger in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Apple Seven Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on any of the Apple REITs or the contemplated benefits of the Apple REIT Mergers. We have assumed that the Agreement will be executed by the parties thereto and will not contain materially different terms from the draft of the Agreement we reviewed.  We express no opinion as to the potential outcome of the outstanding shareholder litigation captioned In re Apple REITs Litigation, filed in the United States Court of Appeals for the Second Circuit, docket number 13-1395-CV on July 26, 2013, that involves each of the Apple REITs and in which damages are alleged (the “Litigation”).  In arriving at our opinion we have been directed by you to assume that the outcome of the Litigation will not have a material effect on the business, results of operations or financial condition of any Apple REIT or the combined company following the Apple REIT Mergers, and that the outcome of the Litigation will not have a disproportionate effect on the business, results of operations or financial condition of Apple Seven as compared to the other Apple REITs, taken as a whole.

We express no view or opinion as to any terms or other aspects of the Agreement or the Apple Seven Merger (other than the Exchange Ratio to the extent expressly specified herein), including, without limitation, the form or structure of the Apple Seven Merger, the Series B Conversion Ratio, or the allocation of consideration between the holders of Apple Seven Common Units and the holders of Apple Seven Series B Convertible Preferred Shares.  We also express no view or opinion as to any terms or other aspects of the Apple Eight Merger, the Apple Nine Merger or the related conversions of Series B Convertible Preferred Shares of Apple Seven and Apple Eight into Apple Nine Common Shares, including, without limitation, the allocation of consideration among the shareholders of Apple Seven and Apple Eight in the Apple Seven Merger and the Apple Eight Merger, respectively.  As you are aware, we were not requested to, and we did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of Apple Seven or any alternative transaction.

The Special Committee of The Board of Directors
Apple REIT Seven, Inc.

Our opinion is limited to the fairness, from a financial point of view, of the Exchange Ratio to holders of Apple Seven Common Units (other than the other Apple REITs and their respective Affiliates) and no opinion or view is expressed with respect to any consideration received in connection with the Apple Seven Merger by the holders of any class of securities, creditors or other constituencies of any party.  In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Apple Seven Merger, or class of such persons, relative to the Exchange Ratio.  Furthermore, no opinion or view is expressed as to the relative merits of the Apple Seven Merger in comparison to other strategies or transactions that might be available to Apple Seven or in which Apple Seven might engage or as to the underlying business decision of Apple Seven to proceed with or effect the Apple Seven Merger.  In addition, we express no opinion or recommendation as to how any shareholder should vote or act in connection with the Apple Seven Merger or any related matter.

We have acted as financial advisor to the Special Committee of the Board of Directors of Apple Seven in connection with the Apple Seven Merger and will receive a fee for our services, which is payable upon the delivery of this opinion.  In addition, Apple Seven has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals.  In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of any of the Apple REITs and certain of their respective affiliates.

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Apple Seven and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as lender under certain term loans and credit facilities for Apple Seven and certain of its affiliates.

In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Apple Seven, Apple Eight, Apple Nine and certain of their respective affiliates and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as lender under certain term loans and credit facilities for Apple Eight and Apple Nine and certain of their respective affiliates.

It is understood that this letter is for the benefit and use of the Special Committee of the Board of Directors of Apple Seven (in its capacity as such) in connection with and for purposes of its evaluation of the Apple Seven Merger.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof.  It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion.  The issuance of this opinion was approved by our Americas Fairness Opinion Review Committee.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Exchange Ratio provided for in the Apple Seven Merger is fair, from a financial point of view, to the holders of Apple Seven Common Units (other than the other Apple REITs and their respective Affiliates).

Very truly yours,

/s/ MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

Annex K

August 6, 2013

Special Committee of the Board of Directors
   of Apple REIT Eight, Inc.
814 East Main Street
Richmond, VA 23219

Ladies and Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the issued and outstanding shares of common stock, no par value, together with the related Series A preferred shares, no par value (collectively, the “Apple Eight Units”) of Apple REIT Eight, Inc., a Virginia corporation (“Apple Eight”), of the Apple Eight Unit Ratio (as defined below) in the Agreement and Plan of Merger (the “Merger Agreement”), to be entered into among Apple Eight, Apple REIT Seven, Inc., a Virginia corporation (“Apple Seven”), Apple REIT Nine, Inc., a Virginia corporation (“Apple Nine” and together with Apple Seven and Apple Eight, the “Companies”), Apple Seven Acquisition Sub, Inc., a Virginia corporation and wholly-owned subsidiary of Apple Nine (“Seven Sub”) and Apple Eight Acquisition Sub, Inc., a Virginia corporation and wholly-owned subsidiary of Apple Nine (“Eight Sub”).  Pursuant to the Merger Agreement, Apple Eight will be merged with and into Eight Sub with Apple Eight continuing as the surviving entity and wholly-owned subsidiary of Apple Nine (the “Transaction”).

You have advised us that under the terms of the Merger Agreement, each of the issued and outstanding Apple Eight Units will be converted into the right to receive 0.85 (the “Apple Eight Unit Ratio”) Apple Nine common shares, no par value.  The terms and conditions of the proposed Transaction are more fully set forth in the Merger Agreement.

KeyBanc Capital Markets Inc. (“KBCM”), as part of its investment banking business, is customarily engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

In connection with rendering this opinion, we have reviewed and analyzed, among other things, the following:  (i) a draft of the Merger Agreement, dated August 1, 2013, which we understand to be in substantially final form; (ii) certain publicly available information concerning the respective Companies, including the Annual Reports on Form 10–K of the respective Companies for each of the years in the five year period ended December 31, 2012, and the Quarterly Reports on Form 10–Q of the respective Companies for the quarters ended September 30, 2012 and March 31, 2013; (iii) certain other internal information, primarily financial in nature, including projections, concerning the business and operations of each of the respective Companies furnished to us by the Companies and the manager of the Companies, Apple Fund Management (“AFM”), for purposes of our analysis; (iv) certain publicly available information with respect to certain publicly traded companies that we believe to be comparable to the Companies and the trading markets for certain of such other companies’ securities; and (v) certain publicly available information concerning the nature and terms of certain other transactions that we consider relevant to our inquiry.  We have also met with certain officers and employees of the Companies and AFM to discuss the business and prospects of each of the respective Companies, as well as other matters we believe relevant to our inquiry, and considered such other data and information we judged necessary to render our opinion.

In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to or otherwise reviewed by or discussed with us or publicly available and have assumed and relied upon the representations and warranties of the Companies, Seven Sub and Eight Sub contained in the Merger Agreement.  We have not been engaged to, and have not independently attempted to, verify any of such information. We have also relied upon AFM and the management of the Companies as to the reasonableness and achievability of the financial and operating projections (and the assumptions and bases therefor) provided to us and, with your consent, we have assumed that such projections were reasonably prepared and reflect the best currently available estimates and judgments of AFM and the Companies. We have not been engaged to assess the reasonableness or achievability of such projections or the assumptions on which they were based and express no view as to such projections or assumptions. In addition, we have not conducted a physical inspection or appraisal of any of the assets, properties, facilities or liabilities of the Companies nor have we been furnished with any such evaluation or appraisal. We have also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without material adverse effect on the Companies or the Transaction.

K-1

Special Committee of the Board of Directors of Apple REIT Eight, Inc. August 6, 2013 Page 2

We have not been asked to, nor do we, offer any opinion as to the material terms of the Merger Agreement or the form of the Transaction.  In rendering our opinion, we have assumed, with your consent, that the Transaction will qualify as a tax-free reorganization for United States federal income tax purposes, that the final executed form of the Merger Agreement does not differ in any material respect from the draft that we have examined, that the conditions to the Transaction as set forth in the Merger Agreement would be satisfied and that the Transaction would be consummated on a timely basis in the manner contemplated by the Merger Agreement.  We have not formally solicited, nor were we asked to solicit, third party interest in a transaction involving Apple Eight.

It should be noted that this opinion is based on economic and market conditions and other circumstances existing on, and information made available as of, the date hereof and does not address any matters subsequent to such date. In addition, our opinion is, in any event, limited to the fairness, as of the date hereof, from a financial point of view, of the Apple Eight Unit Ratio in the Merger Agreement and does not address the underlying business decision to effect the Transaction or any other terms of the Transaction. It should be noted that although subsequent developments may affect this opinion, we do not have any obligation, and do not intend, to update, revise or reaffirm our opinion. This opinion has been approved by a fairness committee of KBCM.

We have acted as financial advisor to Apple Eight in connection with the Transaction and will receive from Apple Eight a fee for our services, a significant portion of which is contingent upon the execution of a definitive agreement to effect the Transaction (the “Transaction Fee”).  In addition, Apple Eight has agreed to reimburse us for certain expenses and to indemnify us under certain circumstances.  We also will receive a fee in connection with the delivery of this opinion, which fee will not be credited against any Transaction Fee earned.  We have not in the past provided investment banking services to Apple Eight.   KeyBank National Association, of which KBCM is an affiliate, is lead bank and administrative agent under Apple Eight’s senior unsecured revolver, has previously provided a bridge term loan to Apple Eight, is sole lender under Apple Seven’s senior unsecured revolver and has provided CMBS financing to Apple Eight and Apple Seven.

It is understood that this opinion was prepared solely for the confidential use of the Special Committee of the Board of Directors of Apple Eight (the “Special Committee”) in its evaluation of the proposed Transaction. Our opinion does not constitute a recommendation to any stockholder of Apple Eight as to how such stockholder should vote at any stockholders’ meeting held in connection with the Transaction. In addition, we do not express any opinion as to the fairness of the amount or the nature of the compensation now paid or to be paid to any of the officers, directors or employees of any party to the Transaction, or class of such persons, relative to the Apple Eight Unit Ratio.

Based upon and subject to the foregoing and such other matters as we consider relevant, it is our opinion that as of the date hereof, the Apple Eight Unit Ratio in the Merger Agreement is fair, from a financial point of view, to the holders of the Apple Eight Units.

Very truly yours,

/s/ KEYBANC CAPITAL MARKETS INC.

KEYBANC CAPITAL MARKETS INC.

K-2

Annex L

388 Greenwich Street New York, NY 10013

August 6, 2013

Special Committee of the Board of Directors
Apple REIT Nine, Inc.
814 East Main Street
Richmond, Virginia 23219

Members of the Special Committee:

You have requested our opinion as to the fairness, from a financial point of view, as of the date hereof, to Apple REIT Nine, Inc. (“Apple Nine”) of the aggregate consideration to be paid pursuant to the Mergers (the “Merger Consideration”) pursuant to the terms and subject to the conditions set forth in an Agreement and Plan of Merger (the “Merger Agreement”) proposed to be entered into among Apple Nine, Apple REIT Seven, Inc. (“Apple Seven”), Apple REIT Eight, Inc. (“Apple Eight” and, collectively with Apple Seven and Apple Nine, the “Apple REITs” or, individually, an “Apple REIT”), Apple Seven Acquisition Sub, Inc., a wholly-owned subsidiary of Apple Nine (“Seven Acquisition Sub”) and Apple Eight Acquisition Sub, Inc., a wholly-owned subsidiary of Apple Nine (“Eight Acquisition Sub”).

As more fully described in the Merger Agreement, (i) Seven Acquisition Sub will be merged with and into Apple Seven (the “Apple Seven Merger”), and (ii) (a) each issued and outstanding common share, no par value, of Apple Seven (the “Apple Seven Common Shares”) together with the related and linked Series A Preferred Share, no par value, of Apple Seven (including any fractional shares) (the “Apple Seven Series A Shares,” and together with the Apple Seven Common Shares, the “Apple Seven Units”) (other than dissenting shares or shares to be cancelled, in each case as provided in the Merger Agreement) will be converted into the right to receive 1.0 (the “Apple Seven Unit Ratio”) common shares, no par value, of Apple Nine (the “Apple Nine Common Shares”), and (b) each issued and outstanding Series B Convertible Preferred Share, no par value, of Apple Seven (the “Apple Seven Series B Shares”) will be converted into the right to receive a number of Apple Nine Common Shares equal to (1) 24.17104 multiplied by (2) the Apple Seven Unit Ratio.

In addition, as more fully described in the Merger Agreement, (i) Eight Acquisition Sub will be merged with and into Apple Eight (the “Apple Eight Merger” and together with the Apple Seven Merger, the “Mergers”), and (ii) (a) each issued and outstanding common share, no par value, of Apple Eight (the “Apple Eight Common Shares”) together with the related and linked Series A Preferred Share, no par value, of Apple Eight (including any fractional shares) (the “Apple Eight Series A Shares” and, together with the Apple Eight Common Shares, the “Apple Eight Units”) (other than dissenting shares or shares to be cancelled, in each case as provided in the Merger Agreement) will be converted into the right to receive 0.85 (the “Apple Eight Unit Ratio”) Apple Nine Common Shares, and (b) each issued and outstanding Series B Convertible Preferred Share, no par value, of Apple Eight (the “Apple Eight Series B Shares”) will be converted into the right to receive a number of Apple Nine Common Shares equal to (1) 24.17104 multiplied by (2) the Apple Eight Unit Ratio.

Concurrently with the Merger Agreement, Mr. Glade M. Knight, the Chief Executive Officer and Chairman of the Board of Directors of each of the Apple REITs, will enter into a voting agreement with each of the Apple REITs (the “Voting Agreement”), pursuant to which, Mr. Knight has agreed, among other things, to vote his (i) Apple Seven Units, (ii) Apple Eight Units, (iii) Apple Nine Common Shares, and the related and linked Series A Preferred Shares, no par value, of Apple Nine (the “Apple Nine Series A Shares” and, together with the Apple Nine Common Shares, the “Apple Nine Units”), (iv) Apple Seven Series B Shares, (v) Apple Eight Series B Shares and (vi) Series B Convertible Preferred Shares, no par value, of Apple Nine (the “Apple Nine Series B Shares” and, together with the Apple Seven Series B Shares and the Apple Eight Series B Shares, the “Series B Shares”), to approve the Merger Agreement and the Mergers and to convert each Apple Nine Series B Share into 24.17104 Apple Nine Common Shares.  As described in the Merger Agreement and the Voting Agreement, Mr. Knight is currently the record owner of, and possesses sole or shared voting power over, all the Series B Shares.  We understand that Mr. Knight has previously assigned certain benefits in a portion of his Series B Shares to certain persons who it is proposed will enter into conversion agreements entered into contemporaneously with the Merger Agreement (the “Conversion Agreements”), consenting to the conversion of the Apple Nine Series B Shares into common stock of Apple Nine.  As described in the Merger Agreement, certain advisory and related party agreements between the Apple REITs and Mr. Knight and certain entities affiliated with Mr. Knight (other than the Apple REITs) will be terminated pursuant to a termination agreement entered into contemporaneously with the Merger Agreement (the “Termination Agreement”).  We understand that the management function currently performed under such advisory and related party agreements with respect to the Apple REITs will be performed internally by Apple Nine following the Mergers and that, as described in Section 6.1(i) of the Merger Agreement, Apple Nine will provide advisory and management services to Apple REIT Ten, Inc. pursuant to a subcontract agreement between Apple Nine and Apple Ten Advisors, Inc. to be entered into contemporaneously with the Merger Agreement (the “Subcontract Agreement” and, collectively with the Voting Agreement, the Conversion Agreements and the Termination Agreement, the “Ancillary Agreements”).

In arriving at our opinion, we reviewed a draft dated August 3, 2013 of the Merger Agreement and drafts, in each case dated August 3, 2013, of each of the Ancillary Agreements and held discussions with certain senior officers, directors and other representatives and advisors of Apple Nine and each of the other Apple REITs concerning the businesses, operations and prospects of each of the Apple REITs.  We examined certain publicly available business and financial information relating to each of the Apple REITs as well as certain financial forecasts and other information and data relating to each of the Apple REITs, including on a pro forma basis for all the Apple REITS combined (“NewCo”), which were provided to or discussed with us by the management of the Apple REITs, including information relating to the potential strategic implications and operational benefits (including the amount, timing and achievability thereof) anticipated by the management of the Apple REITs to result from the Mergers. We reviewed the financial terms of the Mergers as set forth in a draft dated August 3, 2013 of the Merger Agreement in relation to, among other things: the historical and projected earnings and other operating data of each of the Apple REITs and NewCo; and the capitalization and financial condition of each of the Apple REITs and NewCo. We considered, to the extent publicly available, the financial terms of certain other transactions which we considered relevant in evaluating the Mergers and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations we considered relevant in evaluating those of (i) Apple Seven and Apple Eight, taken together, (ii) Apple Nine and (iii) NewCo. We also evaluated certain potential pro forma financial effects of the Mergers on Apple Nine. In addition to the foregoing, we conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion. The issuance of our opinion has been authorized by our fairness opinion committee.

In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and upon the assurances of the management of the Apple REITs that they are not aware of any relevant information that has been omitted or that remains undisclosed to us. With respect to financial forecasts and other information and data relating to the Apple REITs and NewCo provided to or otherwise reviewed by or discussed with us, we have been advised by the management of the Apple REITs that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Apple REITs as to the future financial performance of each of the Apple REITs and NewCo, the potential strategic implications and operational benefits anticipated to result from the Mergers and the other matters covered thereby, and have assumed, with your consent, that the financial results (including the potential strategic implications and operational benefits anticipated to result from the Mergers) reflected in such forecasts and other information and data will be realized in the amounts and at the times projected. We have assumed, with your consent, that that the final terms of the Merger Agreement and the Ancillary Agreements will not vary in any material respect from those set forth in the drafts reviewed by us and that the Mergers will be consummated in accordance with their terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Mergers, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Apple Nine, NewCo or the contemplated benefits of the Mergers.  We also have assumed, with your consent, that each Merger will be treated as a tax-free reorganization for federal income tax purposes.  You have advised us that the Securities and Exchange Commission (the “SEC”) is conducting a non-public investigation of each of the Apple REITs, which is focused principally on the adequacy of certain disclosures in each Apple REIT’s filings with the SEC beginning in 2008, as well as each Apple REIT’s review of certain transactions involving the Apple REITs (the “SEC Review”).  We have assumed, with your consent, that the SEC Review will not result in disproportionate or material liability of Apple Nine or any of the Apple REITs and we express no opinion with respect to such investigation.  You have advised us that each of the Apple REITs is a defendant, with other parties, in a purported class action alleging violations of state and federal securities laws, among other claims.  You have advised us that such class action has been dismissed with prejudice, but that the plaintiffs in such class action have filed an appeal of such dismissal.  We have assumed, with your consent, that such litigation will not result in disproportionate or material liability of Apple Nine or any of the Apple REITs and we express no opinion with respect to such litigation.  You also have advised us, and we have assumed, that (i) the holder of the Apple Eight Series B Shares would, under the existing terms of the Apple Eight Series B Shares in accordance with the Articles of Incorporation of Apple Eight (the “Apple Eight Articles”), be entitled to convert the Apple Eight Series B Shares into Apple Eight Common Shares upon consummation of the Apple Eight Merger; (ii) the conversion of the Apple Eight Series B Shares into Apple Nine Common Shares in the Apple Eight Merger as provided in the Merger Agreement will result in the holder of the Apple Eight Series B Shares receiving exactly the same consideration as would have been received had the Apple Eight Series B Shares been converted into Apple Eight Common Shares under the Apple Eight Articles and then converted into Apple Nine Common Shares in the Apple Eight Merger; (iii) the Apple Eight Series A Shares would have been terminated without payment and without any further rights, in accordance with the Apple Eight Articles, upon the conversion of all the Apple Eight Series B Shares; (iv) the same is true with respect to the Apple Seven Series B Shares and the Apple Seven Series A Shares under the constituent documents of Apple Seven; and (v) the Apple

Nine Series A Shares will terminate without payment and without further rights upon the conversion of all the Apple Nine Series B Shares as provided in the Voting Agreement and the Conversion Agreements.

Our opinion, as set forth herein, relates to the relative values of Apple Seven and Apple Eight, taken together, and NewCo. Our opinion is limited to the fairness to Apple Nine, as of the date hereof, from a financial point of view, of the Merger Consideration. We are not expressing any opinion as to what the value of the Apple Nine Common Shares actually will be when issued pursuant to the Merger or the price at which the Apple Nine Common Shares will trade at any time.  We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of any of the Apple REITs nor have we made any physical inspection of the properties or assets of any of the Apple REITs. We were not requested to, and we did not, participate in the negotiation or structuring of the Mergers, nor were we requested to, and we did not, solicit third party indications of interest in any possible strategic alternatives by Apple Nine.  We express no view as to, and our opinion does not address, the underlying business decision of Apple Nine to effect the Mergers, the relative merits of the Mergers as compared to any alternative business strategies that might exist for Apple Nine, the effect of any other transaction in which Apple Nine might engage, any term of the Ancillary Agreements, the fairness to the holders of the Apple Nine Series B Shares of the exchange ratio applicable to the Apple Nine Series B Shares in the Mergers, the relative treatment among the holders of the Apple Nine Common Shares, the Apple Nine Series A Shares and the Apple Nine Series B Shares in the Mergers or the relative treatment of the Apple Nine Units, the Apple Seven Units and the Apple Eight Units in the Mergers. We also express no view as to, and our opinion does not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation to any officers, directors or employees of any parties to the Mergers, or any class of such persons, relative to the Merger Consideration. Our opinion is necessarily based upon information available to us, and financial, stock market and other conditions and circumstances existing, as of the date hereof.

Citigroup Global Markets Inc. has acted as financial advisor to the Special Committee of the Board of Directors of Apple Nine in connection with the proposed Mergers and will receive a fee for such services, a significant portion of which is contingent upon the execution and delivery by Apple Nine of the Merger Agreement.  We also will receive a fee in connection with the delivery of this opinion.  We and our affiliates in the past have provided and in the future may provide investment banking and financial advisory services to one or more of the Apple REITs and their affiliates unrelated to the proposed Mergers, for which services we and such affiliates have received and expect to receive compensation, including, without limitation, having acted as financial advisor to Apple Eight in connection with its evaluation of a potential consolidation transaction with Apple REIT Six, Inc., Apple Seven and Apple Nine in 2012.  We may also provide investment banking and other services to Apple Nine or NewCo in the future for additional compensation. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of the Apple REITs for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we and our affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with the Apple REITs and their respective affiliates.

Our advisory services and the opinion expressed herein are provided for the information of the Special Committee of the Board of Directors of Apple Nine in its evaluation of the proposed Mergers; provided, however, that we understand that the Special Committee of the Board of Directors may provide a copy of our opinion and the supporting materials provided to the Special Committee of the Board of Directors to the Board of Directors of Apple Nine. Our opinion is not addressed to or intended for the benefit of any other Apple REIT or the Board of Directors (or any committee thereof) of any other Apple REIT, and is not intended to be and does not constitute a recommendation to any stockholder of any of the Apple REITs as to how such stockholder should vote or act on any matters relating to the proposed Mergers.

Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to Apple Nine.

Very truly yours,

/s/ CITIGROUP GLOBAL MARKETS INC.

CITIGROUP GLOBAL MARKETS INC.

Annex M

Article 15 of the Virginia Stock Corporation Act (§§ 13.1-729 – 741.1 of the Code of Virginia)

Article 15. Appraisal Rights and Other Remedies

§ 13.1-729. Definitions

In this article:

“Affiliate” means a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive officer thereof.

“Beneficial shareholder” means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf.

“Corporation” means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered by §§ 13.1-734 through 13.1-740, includes the surviving entity in a merger.

“Fair value” means the value of the corporation’s shares determined:

a. Immediately before the effectuation of the corporate action to which the shareholder objects;

b. Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

c. Without discounting for lack of marketability or minority status except, if appropriate, for amendments to the articles pursuant to subdivision A 5 of § 13.1-730.

“Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

“Interested transaction” means a corporate action described in subsection A of § 13.1-730, other than a merger pursuant to § 13.1-719 or 13.1-719.1, involving an interested person in which any of the shares or assets of the corporation are being acquired or converted. As used in this definition:

1. “Beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares; except that a member of a national securities exchange is not deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because the member is the record holder of the securities if the member is precluded by the rules of the exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby is deemed to have acquired beneficial ownership, as of the date of the agreement, of all voting shares of the corporation beneficially owned by any member of the group.

2. “Interested person” means a person, or an affiliate of a person, who at any time during the one-year period immediately preceding approval by the board of directors of the corporate action:

a. Was the beneficial owner of 20% or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if the offer was made within one year prior to the corporate action for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action;

b. Had the power, contractually or otherwise, to cause the appointment or election of 25% or more of the directors to the board of directors of the corporation; or

c. Was a senior executive officer or director of the corporation or a senior executive officer of any affiliate thereof, and that senior executive officer or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

(1) Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

(2) Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in § 13.1-691; or

(3) In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

“Preferred shares” means a class or series of shares whose holders have preference over any other class or series of shares with respect to distributions.

“Record shareholder” means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

“Senior executive officer” means the chief executive officer, chief operating officer, chief financial officer and anyone in charge of a principal business unit or function.

“Shareholder” means both a record shareholder and a beneficial shareholder.

§ 13.1-730. Right to appraisal

A. A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:

1. Consummation of a merger to which the corporation is a party (i) if shareholder approval is required for the merger by § 13.1-718, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger, or (ii) if the corporation is a subsidiary and the merger is governed by § 13.1-719;

2. Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

3. Consummation of a disposition of assets pursuant to § 13.1-724 if the shareholder is entitled to vote on the disposition;

4. An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created; or

5. Any other amendment to the articles of incorporation, or any other merger, share exchange or disposition of assets to the extent provided by the articles of incorporation, bylaws or a resolution of the board of directors.

B. Notwithstanding subsection A, the availability of appraisal rights under subdivisions A 1 through A 4 shall be limited in accordance with the following provisions:

1. Appraisal rights shall not be available for the holders of shares of any class or series of shares that is:

a. A covered security under § 18(b)(1)(A) or (B) of the federal Securities Act of 1933, as amended;

b. Traded in an organized market and has at least 2,000 shareholders and a market value of at least $20 million, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial shareholders owning more than 10 percent of such shares; or

c. Issued by an open end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 and may be redeemed at the option of the holder at net asset value.

2. The applicability of subdivision 1 of this subsection shall be determined as of:

a. The record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

b. The day before the effective date of such corporate action if there is no meeting of shareholders.

3. Subdivision 1 of this subsection shall not be applicable and appraisal rights shall be available pursuant to subsection A for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subdivision 1 of this subsection at the time the corporate action becomes effective.

4. Subdivision 1 of this subsection shall not be applicable and appraisal rights shall be available pursuant to subsection A for the holders of any class or series of shares where the corporate action is an interested transaction.

C. Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within one year of that date if such action would otherwise afford appraisal rights.

§ 13.1-731. Assertion of rights by nominees and beneficial owners

A. A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

B. A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

1. Submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in subdivision B 2 b of § 13.1-734; and

2. Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

§ 13.1-732. Notice of appraisal rights

A. Where any corporate action specified in subsection A of § 13.1-730 is to be submitted to a vote at a shareholders’ meeting, the meeting notice shall state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this article.

If the corporation concludes that appraisal rights are or may be available, a copy of this article and a statement of the corporation’s position as to the availability of appraisal rights shall accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

B. In a merger pursuant to § 13.1-719, the parent corporation shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice shall be sent within 10 days after the corporate action became effective and include the materials described in § 13.1-734.

C. Where any corporate action specified in subsection A of § 13.1-730 is to be approved by written consent of the shareholders pursuant to § 13.1-657:

1. Written notice that appraisal rights are, are not, or may be available must be given to each record shareholder from whom a consent is solicited at the time consent of such shareholder is first solicited and, if the corporation has concluded that appraisal rights are or may be available, must be accompanied by a copy of this article; and

2. Written notice that appraisal rights are, are not, or may be available must be delivered together with the notice to nonconsenting and nonvoting shareholders required by subsections E and F of § 13.1-657, may include the materials described in § 13.1-734, and, if the corporation has concluded that appraisal rights are or may be available, must be accompanied by a copy of this article.

D. Where corporate action described in subsection A of § 13.1-730 is proposed, or a merger pursuant to § 13.1-719 is effected, the notice referred to in subsection A or C, if the corporation concludes that appraisal rights are or may be available, and in subsection B shall be accompanied by:

1. The annual financial statements specified in subsection A of § 13.1-774 of the corporation that issued the shares that may be subject to appraisal, which shall be as of a date ending not more than 16 months before the date of the notice and shall comply with subsection B of § 13.1-774; provided that, if such annual financial statements are not reasonably available, the corporation shall provide reasonably equivalent financial information; and

2. The latest available quarterly financial statements of such corporation, if any.

E. A public corporation, or a corporation that ceased to be a public corporation as a result of the corporate action specified in subsection A of § 13.1-730, may fulfill its responsibilities under subsection D by delivering the specified financial statements, or otherwise making them available, in any manner permitted by the applicable rules and regulations of the U.S. Securities and Exchange Commission if the corporation was a public corporation as of the date of the specified financial statements.

F. The right to receive the information described in subsection D may be waived in writing by a shareholder before or after the corporate action.

§ 13.1-733. Notice of intent to demand payment

A. If a corporate action specified in subsection A of § 13.1-730 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

1. Must deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and

2. Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

B. If a corporate action specified in subsection A of § 13.1-730 is to be approved by less than unanimous written consent, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares may not sign a consent in favor of the proposed action with respect to that class or series of shares.

C. A shareholder who fails to satisfy the requirements of subsection A or subsection B is not entitled to payment under this article.

§ 13.1-734. Appraisal notice and form

A. If proposed corporate action requiring appraisal rights under § 13.1-730 becomes effective, the corporation shall deliver an appraisal notice and the form required by subdivision B 1 to all shareholders who satisfied the requirements of § 13.1-733. In the case of a merger under § 13.1-719, the parent corporation shall deliver an appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

B. The appraisal notice shall be sent no earlier than the date the corporate action specified in subsection A of § 13.1-730 became effective and no later than 10 days after such date and shall:

1. Supply a form that (i) specifies the first date of any announcement to shareholders made prior to the date the corporate action became effective of the principal terms of the proposed corporate action, (ii) if such announcement was made, requires the shareholder asserting appraisal rights to certify whether beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date, and (iii) requires the shareholder asserting appraisal rights to certify that such shareholder did not vote for or consent to the transaction;

2. State:

a. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subdivision 2 b of this subsection;

b. A date by which the corporation must receive the form which date may not be fewer than 40 nor more than 60 days after the date the subsection A appraisal notice and form were sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;

c. The corporation’s estimate of the fair value of the shares;

d. That, if requested in writing, the corporation will provide, to the shareholder so requesting, within 10 days after the date specified in subdivision 2 b of this subsection, the number of shareholders who returned the form by the specified date and the total number of shares owned by them; and

e. The date by which the notice to withdraw under § 13.1-735.1 must be received, which date must be within 20 days after the date specified in subdivision 2 b of this subsection; and

3. Be accompanied by a copy of this article.

§ 13.1-735. Repealed by Acts 2005, c. 765

§ 13.1-735.1. Perfection of rights; right to withdraw

A. A shareholder who receives notice pursuant to § 13.1-734 and who wishes to exercise appraisal rights must complete, sign, and return the form sent by the corporation and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to subdivision B 2 b of § 13.1-734. If the form requires the shareholder to certify whether the beneficial owner of such shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to subdivision B 1 of § 13.1-734, and the shareholder fails to make the certification, the corporation may elect to treat the shareholder’s shares as after-acquired shares under § 13.1-738. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the signed form, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection B.

B. A shareholder who has complied with subsection A may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to subdivision B 2 e of § 13.1-734. A shareholder who fails to withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

C. A shareholder who does not sign and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates where required, each by the date set forth in the notice described in subsection B of § 13.1-734, shall not be entitled to payment under this article.

§ 13.1-736. Repealed by Acts 2005, c. 765

§ 13.1-737. Payment

A. Except as provided in § 13.1-738, within 30 days after the form required by subsection B 2 b of § 13.1-734 is due, the corporation shall pay in cash to those shareholders who complied with subsection A of § 13.1-735.1 the amount the corporation estimates to be the fair value of their shares plus interest.

B. The payment to each shareholder pursuant to subsection A shall be accompanied by:

1. The (i) annual financial statements specified in subsection A of § 13.1-774 of the corporation that issued the shares to be appraised, which shall be as of a date ending not more than 16 months before the date of payment and shall comply with subsection B of § 13.1-774; provided that, if such annual financial statements are not available, the corporation shall provide reasonably equivalent information, and (ii) the latest available quarterly financial statements of such corporation, if any;

2. A statement of the corporation’s estimate of the fair value of the shares, which estimate shall equal or exceed the corporation’s estimate given pursuant to subdivision B 2 c of § 13.1-734; and

3. A statement that shareholders described in subsection A have the right to demand further payment under § 13.1-739 and that if any such shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this article.

C. A public corporation, or a corporation that ceased to be a public corporation as a result of the corporate action specified in subsection A of § 13.1-730, may fulfill its responsibilities under subdivision B 1 by delivering the specified financial statements, or otherwise making them available, in any manner permitted by the applicable rules and regulations of the U.S. Securities and Exchange Commission if the corporation was a public corporation as of the date of the specified financial statements.

§ 13.1-738. After-acquired shares

A. A corporation may elect to withhold payment required by § 13.1-737 from any shareholder who was required to, but did not certify that beneficial ownership of all of the shareholder’s shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to subdivision B 1 of § 13.1-734.

B. If the corporation elected to withhold payment under subsection A, it shall, within 30 days after the form required by subdivision B 2 b of § 13.1-734 is due, notify all shareholders who are described in subsection A:

1. Of the information required by subdivision B 1 of § 13.1-737;

2. Of the corporation’s estimate of fair value pursuant to subdivision B 2 of § 13.1-737 and its offer to pay such value plus interest;

3. That they may accept the corporation’s estimate of fair value plus interest in full satisfaction of their demands or demand for appraisal under § 13.1-739;

4. That those shareholders who wish to accept such offer must so notify the corporation of their acceptance of the corporation’s offer within 30 days after receiving the offer; and

5. That those shareholders who do not satisfy the requirements for demanding appraisal under § 13.1-739 shall be deemed to have accepted the corporation’s offer.

C. Within 10 days after receiving a shareholder’s acceptance pursuant to subsection B, the corporation shall pay in cash the amount it offered under subdivision B 2 to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand.

D. Within 40 days after sending the notice described in subsection B, the corporation shall pay in cash the amount it offered to pay under subdivision B 2 to each shareholder described in subdivision B 5.

§ 13.1-739. Procedure if shareholder dissatisfied with payment or offer

A. A shareholder paid pursuant to § 13.1-737 who is dissatisfied with the amount of the payment must notify the corporation in writing of that shareholder’s stated estimate of the fair value of the shares and demand payment of that estimate plus interest (less any payment under § 13.1-737). A shareholder offered payment under § 13.1-738 who is dissatisfied with that offer must reject the offer and demand payment of the shareholder’s estimate of the fair value of the shares plus interest.

B. A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection A within 30 days after receiving the corporation’s payment or offer of payment under § 13.1-737 or 13.1-738, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

§ 13.1-740. Court action

A. If a shareholder makes a demand for payment under § 13.1-739 that remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to § 13.1-737 plus interest.

B. The corporation shall commence the proceeding in the circuit court of the city or county where the corporation’s principal office, or, if none in the Commonwealth, where its registered office, is located. If the corporation is a foreign corporation without a registered office in the Commonwealth, it shall commence the proceeding in the circuit court of the city or county in the Commonwealth where the principal office, or, if none in the Commonwealth, where the registered office of the domestic corporation merged with the foreign corporation was located at the time the transaction became effective.

C. The corporation shall make all shareholders, whether or not residents of the Commonwealth, whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

D. The corporation may join as a party to the proceeding any shareholder who claims to have demanded an appraisal but who has not, in the opinion of the corporation, complied with the provisions of this article. If the court determines that a shareholder has not complied with the provisions of this article, that shareholder shall be dismissed as a party.

E. The jurisdiction of the court in which the proceeding is commenced under subsection B is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them, or in any amendment to it. The shareholders demanding appraisal are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

F. Each shareholder made a party to the proceeding is entitled to judgment (i) for the amount, if any, by which the court finds the fair value of the shareholder’s shares plus interest exceeds the amount paid by the corporation to the shareholder for such shares or (ii) for the fair value plus interest of the shareholder’s shares for which the corporation elected to withhold payment under § 13.1-738.

§ 13.1-741. Court costs and counsel fees

A. The court in an appraisal proceeding commenced under § 13.1-740 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this article.

B. The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

1. Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of § 13.1-732, 13.1-734, 13.1-737 or 13.1-738; or

2. Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this article.

C. If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

D. To the extent the corporation fails to make a required payment pursuant to § 13.1-737, 13.1-738 or 13.1-739, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

§ 13.1-741.1. Limitations on other remedies for fundamental transactions

A. Except for action taken before the Commission pursuant to § 13.1-614 or as provided in subsection B, the legality of a proposed or completed corporate action described in subsection A of § 13.1-730 may not be contested, nor may the corporate action be enjoined, set aside or rescinded, in a legal or equitable proceeding by a shareholder after the shareholders have approved the corporate action.

B. Subsection A does not apply to a corporate action that:

1. Was not authorized and approved in accordance with the applicable provisions of:

a. Article 11 (§ 13.1-705 et seq.), Article 12 (§ 13.1-715.1 et seq.), or Article 13 (§ 13.1-723 et seq.);

b. The articles of incorporation or bylaws; or

c. The resolutions of the board of directors authorizing the corporate action;

2. Was procured as a result of fraud, a material misrepresentation, or an omission of a material fact necessary to make statements made, in light of the circumstances in which they were made, not misleading;

3. Is an interested transaction, unless it has been authorized, approved or ratified by the board of directors in the same manner as is provided in subsection B of § 13.1-691 and has been authorized, approved or ratified by the shareholders in the same manner as is provided in subsection C of § 13.1-691 as if the interested transaction were a director’s conflict of interests transaction; or

4. Is adopted or taken by less than unanimous consent of the voting shareholders pursuant to § 13.1-657 if:

a. The challenge to the corporate action is brought by a shareholder who did not consent and as to whom notice of the adoption or taking of the corporate action was not effective at least 10 days before the corporate action was effected; and

b. The proceeding challenging the corporate action is commenced within 10 days after notice of the adoption or taking of the corporate action is effective as to the shareholder bringing the proceeding.

C. Any remedial action with respect to corporate action described in subsection A of § 13.1-730 shall not limit the scope of, or be inconsistent with, any provision of § 13.1-614.

Annex N

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

Apple REIT Seven, Inc.
(Exact name of registrant as specified in its charter)

Virginia	000-52585	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Item 8.01 and Item 9.01 of Form 8-K.

Item 8.01   Other Events

The Company is re-issuing, in an updated format, its historical consolidated financial statements for the years ended December 31, 2012, 2011, and 2010, in connection with the requirements of United States generally accepted accounting principles (“GAAP”). GAAP provisions require, among other things, that the primary assets and liabilities and the results of operations of the Company’s real properties which have been sold or are held for sale, be classified as discontinued operations and segregated in the Company’s Consolidated Statements of Operations and Balance Sheets. In compliance with GAAP, the Company has presented the net operating results and the assets and liabilities of those properties held for sale through June 30, 2013, as discontinued operations. Under the Securities and Exchange Commission ("SEC") requirements, the same reclassification of continuing and discontinued operations as prescribed by GAAP is required for all previously issued annual financial statements for each of the three years shown in the Company’s last Annual Report on Form 10-K, if those financials are incorporated or included in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the date of the reclassification. This reclassification has no effect on the Company’s reported shareholders’ equity, cash flows or net income.

This Current Report on Form 8-K updates Items 6, 7, 8 and 15 (Schedule III), of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”), to reflect the primary assets and liabilities and the results of operations of the Company’s real properties which are held for sale at June 30, 2013, as discontinued operations. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. All other items of the Company’s Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated financial information for the years ended December 31, 2012, 2011, and 2010

101	The following materials from the Company's Form 8-K updating its Annual Report on Form 10-K for the year ended December 31, 2012, formatted in XBRL: (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Shareholders' Equity, (iv) the Consolidated Statements of Cash Flows, and (v) related notes to these financial statements, tagged as blocks of text and in detail (FURNISHED HEREWITH).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer
September 9, 2013

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-179005) of Apple REIT Seven, Inc. and in the related Prospectus of our report dated March 6, 2013 (except for Note 11, as to which the date is September 9, 2013), with respect to the consolidated financial statements and schedule of Apple REIT Seven, Inc., included in this Current Report on Form 8-K.

/s/ Ernst & Young
Richmond, Virginia
September 9, 2013

Exhibit 99.1

Updated Financial Information

This Report includes references to certain trademarks or service marks. The SpringHill Suites® by Marriott, TownePlace Suites® by Marriott, Fairfield Inn® by Marriott, Courtyard® by Marriott, Residence Inn® by Marriott and Marriott® trademarks are the property of Marriott International, Inc. or one of its affiliates. The Homewood Suites® by Hilton, Hilton Garden Inn®, Hampton Inn® and Hampton Inn & Suites® trademarks are the property of Hilton Worldwide or one or more of its affiliates. For convenience, the applicable trademark or servicemark symbol has been omitted but will be deemed to be included wherever the above-referenced terms are used.

Item 6.	Selected Financial Data

The following table sets forth selected financial data for the five years ended December 31, 2012, 2011, 2010, 2009 and 2008. Certain information in the table has been derived from the Company’s audited financial statements and notes thereto. Additionally, certain information in the table has been reclassified to conform to the current year presentation in accordance with Accounting Standards Codification Topic 205-20, Presentation of Financial Statements – Discontinued Operations, as described in Note 11 to the Consolidated Financial Statements included in this Report. This data should be read in conjunction with Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8, the Consolidated Financial Statements and Notes thereto, appearing elsewhere in this Report.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
(in thousands except per share and statistical data)	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008
Revenues:
Room revenue	$191,437	$184,179	$176,802	$169,690	$190,421
Other revenue	20,609	20,203	19,350	17,644	18,840
Total revenue	212,046	204,382	196,152	187,334	209,261

Expenses:
Hotel operating expenses	122,799	119,232	114,108	111,227	121,545
Taxes, insurance and other	12,951	12,321	12,003	13,495	13,358
General and administrative	7,194	4,989	5,177	4,554	5,757
Depreciation	33,922	33,533	32,603	31,866	27,894
Gain from settlement of contingency	-	-	(3,099)	-	-
Interest expense, net	10,573	9,822	7,639	6,089	3,558
Total expenses	187,439	179,897	168,431	167,231	172,112
Income from continuing operations	24,607	24,485	27,721	20,103	37,149
Income (loss) from discontinued operations	(6,421)	528	597	610	914
Net income	$18,186	$25,013	$28,318	$20,713	$38,063

Per Share:
Income from continuing operations per common share	$0.27	$0.27	$0.30	$0.21	$0.40
Income (loss) from discontinued operations per common share	(0.07)	-	0.01	0.01	0.01
Net income per common share	$0.20	$0.27	$0.31	$0.22	$0.41
Distributions paid per common share	$0.77	$0.77	$0.77	$0.81	$0.88
Weighted-average common shares outstanding - basic
and diluted	90,891	91,435	92,627	93,472	92,637

Balance Sheet Data (at end of period):
Cash and cash equivalents	$-	$-	$-	$-	$20,609
Investment in real estate, net	$802,326	$846,377	$872,169	$902,293	$920,688
Total assets	$835,503	$865,141	$891,967	$923,887	$967,844
Notes payable	$198,123	$174,847	$148,017	$117,787	$109,275
Shareholders' equity	$624,463	$677,980	$733,300	$792,257	$845,753
Net book value per share	$6.87	$7.44	$7.97	$8.47	$9.04

Other Data:
Cash Flow From (Used In):
Operating activities	$60,806	$60,035	$59,915	$55,460	$69,025
Investing activities	$(12,134)	$(6,882)	$(2,310)	$(10,926)	$(127,519)
Financing activities	$(48,672)	$(53,153)	$(57,605)	$(65,143)	$(63,334)
Number of hotels owned at end of period (including hotels held for sale)	51	51	51	51	51
Average Daily Rate (ADR) (a)(f)	$115	$111	$109	$112	$122
Occupancy (f)	73%	73%	71%	67%	71%

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
(in thousands except per share and statistical data)	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008
Revenue Per Available Room (RevPAR) (b)(f)	$84	$81	$78	$75	$87
Total Rooms Sold (c)(f)	1,665,345	1,654,622	1,618,571	1,517,333	1,565,617
Total Rooms Available (d)(f)	2,271,458	2,265,767	2,265,767	2,264,691	2,191,467

Modified Funds From Operations Calculation (e):
Net income	$18,186	$25,013	$28,318	$20,713	$38,063
Loss on impairment of hotels held for sale	6,640	-	-	-	-
Depreciation of real estate owned	34,557	34,160	33,174	32,425	28,434
Funds from operations	59,383	59,173	61,492	53,138	66,497
Gain from settlement of contingency	-	-	(3,099)	-	-
Modified funds from operations	$59,383	$59,173	$58,393	$53,138	$66,497

(a) Total room revenue divided by number of rooms sold.
(b) ADR multiplied by occupancy percentage.
(c) Represents actual number of room nights sold during period.
(d) Represents number of rooms owned by the Company multiplied by the number of nights in the period.
(e) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles - GAAP) excluding gains and losses from sales of depreciable property, or loss on impairment of hotels held for sale, plus depreciation and amortization. Modified funds from operations (MFFO) excludes any gain or loss from the settlement of a contingency. The Company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company's activities in accordance with GAAP. The Company considers FFO and MFFO as supplemental measures of operating performance in the real estate industry, and along with the other financial measures included in this Report, including net income, cash flow from operating activities, financing activities and investing activities, they provide investors with an indication of the performance of the Company. The Company's definition of FFO and MFFO are not necessarily the same as such terms that are used by other companies. FFO and MFFO are not necessarily indicative of cash available to fund cash needs.

(f) From continuing operations.

Item 7.                      Management’s Discussion and Analysis of Financial Condition and Results of Operations

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to implement its acquisition strategy and operating strategy; the Company’s ability to manage planned growth; changes in economic cycles; financing risks; the outcome of current and future litigation, regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets, or classification as a real estate investment trust; and competition within the hotel and real estate industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the Company’s financial statements and the notes thereto, as well as the risk factors described in the Company’s filings with the Securities and Exchange Commission and Item 1A in this report. Any forward-looking statement that the Company makes speaks only as of the date of this report. The Company undertakes no obligation to publically update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Overview

Apple REIT Seven, Inc., together with its wholly owned subsidiaries (the “Company”), was formed to invest in income-producing real estate in the United States. The Company was initially capitalized on May 26, 2005, with its first investor closing on March 15, 2006. The Company completed its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) in July 2007. The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. As of December 31, 2012, the Company owned 51 hotels, including three hotels held for sale, within different markets in the United States. The Company’s first hotel was acquired on April 27, 2006 and the last hotel was purchased in September 2008. Accordingly, the results of operations include only the results of operations of the hotels for the period owned. Exclusive of interest income, the Company had no operating revenues before the first hotel acquisition in April 2006.

Hotel Operations

Although hotel performance can be influenced by many factors including local competition, local and general economic conditions in the United States and the performance of individual managers assigned to each hotel, performance of the hotels as compared to other hotels within their respective local markets, in general, has met the Company’s expectations for the period owned. With the significant decline in economic conditions throughout the United States over the 2008 through 2010 time period, overall performance of the Company’s hotels has not met expectations since acquisition. Beginning in 2011 and continuing throughout 2012, the hotel industry and Company’s revenues have shown improvement from the significant decline in the industry during 2008 through 2010. Although there is no way to predict future general economic conditions, and there are several key factors that continue to negatively affect economic recovery in the United States and add to general market uncertainty, including but not limited to, the continued high levels of unemployment, the slow pace of the economic recovery in the United States and the uncertainty surrounding the fiscal policy of the United States, the Company and industry are forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012.

In evaluating financial condition and operating performance, the most important indicators on which the Company focuses are revenue measurements, such as average occupancy, average daily rate (“ADR”), revenue per available room (“RevPAR”), and market yield which compares an individual hotel’s results to other hotels in its local market, and expenses, such as hotel operating expenses, general and administrative expenses and other expenses described below.

The Company continually monitors the profitability of its properties and attempts to maximize shareholder value by timely disposal of properties. In January 2013, the Company committed to sell three underperforming assets, the Fairfield Inns in Dothan, Alabama, Columbus, Georgia and Tallahassee, Florida. Due to the change in anticipated hold period of these assets, the estimated undiscounted cash flow for these properties was estimated to be less than their carrying value; therefore the Company recognized a loss of $6.6 million in the fourth quarter of 2012 to adjust the basis of the properties to their estimated fair market value.  The net assets of the hotels have been classified as held for sale in the Company’s Consolidated Balance Sheet as of December 31, 2012 and the results of operations for these properties have been reclassified to discontinued operations in the Company’s Consolidated Statements of Operations for each of the three years in the period ended December 31, 2012.

The following is a summary of the Company’s results from continuing operations:

	Years Ended December 31,
(in thousands, except statistical data)	2012	Percent of Revenue	2011	Percent of Revenue	Percent Change

Total revenue	$212,046	100%	$204,382	100%	4%
Hotel operating expenses	122,799	58%	119,232	58%	3%
Taxes, insurance and other expense	12,951	6%	12,321	6%	5%
General and administrative expense	7,194	3%	4,989	2%	44%

Depreciation	33,922		33,533		1%
Interest expense, net	10,573		9,822		8%

Number of hotels	48		48		0%
Average Market Yield (1)	124		127		-2%
ADR	$115		$111		4%
Occupancy	73%		73%		0%
RevPAR	$84		$81		4%

(1) Calculated from data provided by Smith Travel Research, Inc.® Excludes hotels under renovation.

Legal Proceedings and Related Matters

The term the “Apple REIT Companies” means the Company, Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc., et al. putative class action lawsuit, which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Companies, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933. The consolidated complaint also asserts claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On February 16, 2012, one shareholder of the Company and Apple REIT Six, Inc., filed a putative class action lawsuit captioned Laurie Brody v. David Lerner Associates, Inc., et al., Case No. 1:12-cv-782-ERK-RER, in the United States District Court for the Eastern District of New York against the Company, Apple REIT Six, Inc., Glade M. Knight, Apple Suites Realty Group, Inc., David Lerner Associates, Inc., and certain executives of David Lerner Associates, Inc.  The complaint, purportedly brought on behalf of all purchasers of Units of the Company and Apple REIT Six, Inc., or those who otherwise acquired these Units, asserts claims for breach of fiduciary duty and aiding and abetting breach of fiduciary duty, unjust enrichment, negligence, breach of written or implied contract (against the David Lerner Associates, Inc. defendants only), and for violation of New Jersey’s state securities laws.  On March 13, 2012, by order of the court, Laurie Brody v. David Lerner Associates, Inc., et al. was consolidated into the In re Apple REITs Litigation.

On April 18, 2012, the Company, and the other Apple REIT Companies, served a motion to dismiss the consolidated complaint in the In re Apple REITs Litigation. The Company and the other Apple REIT Companies accompanied their motion to dismiss the consolidated complaint with a memorandum of law in support of their motion to dismiss the consolidated complaint. The briefing period for any motion to dismiss was completed on July 13, 2012.

The Company believes that any claims against it, its officers and directors and other Apple entities are without merit, and intends to defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

On October 22, 2012, the Financial Industry Regulatory Authority (“FINRA”) issued an order against David Lerner Associates, Inc. (“DLA”) and David Lerner, individually, requiring DLA to pay approximately $12 million in restitution to certain investors in Units of Apple REIT Ten, Inc. In addition, David Lerner, individually, was fined $250,000 and suspended for one year from the securities industry, followed by a two year suspension from acting as a principal. The Company relies on DLA for the administration of its Units and does not believe this settlement will affect the administration of its Units. The Company intends to continue to cooperate with regulatory or governmental inquiries.

Hotels Owned

The following table summarizes the location, brand, manager, date acquired, number of rooms and gross purchase price for each of the 51 hotels the Company owned at December 31, 2012. All dollar amounts are in thousands.

City	State	Brand	Manager	Date Acquired	Rooms	Gross Purchase Price
Houston	TX	Residence Inn	Western	4/27/06	129	$13,600
San Diego	CA	Hilton Garden Inn	Inn Ventures	5/9/06	200	34,500
Brownsville	TX	Courtyard	Western	6/19/06	90	8,550
Stafford	TX	Homewood Suites	Western	8/15/06	78	7,800
Auburn	AL	Hilton Garden Inn	LBA	8/17/06	101	10,185
Huntsville	AL	Hilton Garden Inn	LBA	8/17/06	101	10,285
Montgomery	AL	Hilton Garden Inn	LBA	8/17/06	97	10,385
Montgomery	AL	Homewood Suites	LBA	8/17/06	91	10,660
Troy	AL	Hampton Inn	LBA	8/17/06	82	6,130
Seattle	WA	Residence Inn	Inn Ventures	9/1/06	234	56,173
Sarasota	FL	Homewood Suites	Hilton	9/15/06	100	13,800
Hattiesburg	MS	Courtyard	LBA	10/5/06	84	9,455
Huntsville	AL	Homewood Suites	LBA	10/27/06	107	11,606
Omaha	NE	Courtyard	Marriott	11/4/06	181	23,100
Cincinnati	OH	Homewood Suites	White	12/1/06	76	7,100
Rancho Bernardo	CA	Courtyard	Dimension	12/12/06	210	36,000
New Orleans	LA	Homewood Suites	Dimension	12/15/06	166	43,000
Ronkonkoma	NY	Hilton Garden Inn	White	12/15/06	164	27,000
Tupelo	MS	Hampton Inn	LBA	1/23/07	96	5,245
Miami	FL	Homewood Suites	Dimension	2/21/07	159	24,300
Highlands Ranch	CO	Residence Inn	Dimension	2/22/07	117	19,000
Cranford	NJ	Homewood Suites	Dimension	3/7/07	108	13,500
Mahwah	NJ	Homewood Suites	Dimension	3/7/07	110	19,500
Highlands Ranch	CO	Hilton Garden Inn	Dimension	3/9/07	128	20,500
Prattville	AL	Courtyard	LBA	4/24/07	84	9,304
Lakeland	FL	Courtyard	LBA	4/24/07	78	9,805
Tallahassee*	FL	Fairfield Inn	LBA	4/24/07	79	6,647
Columbus*	GA	Fairfield Inn	LBA	4/24/07	79	7,333
Agoura Hills	CA	Homewood Suites	Dimension	5/8/07	125	25,250
Memphis	TN	Homewood Suites	Hilton	5/15/07	140	11,100
Dothan*	AL	Fairfield Inn	LBA	5/16/07	63	4,584
Vancouver	WA	SpringHill Suites	Inn Ventures	6/1/07	119	15,988
San Diego	CA	Residence Inn	Dimension	6/13/07	121	32,500
Provo	UT	Residence Inn	Dimension	6/13/07	114	11,250
Macon	GA	Hilton Garden Inn	LBA	6/28/07	101	10,660
San Antonio	TX	TownePlace Suites	Western	6/29/07	106	11,925
Alexandria	VA	Courtyard	Marriott	7/13/07	178	36,997
San Diego	CA	Hampton Inn	Dimension	7/19/07	177	42,000
Addison	TX	SpringHill Suites	Marriott	8/10/07	159	12,500
Boise	ID	SpringHill Suites	Inn Ventures	9/14/07	230	21,000
San Antonio	TX	TownePlace Suites	Western	9/27/07	123	13,838
Trussville	AL	Courtyard	LBA	10/4/07	84	9,510
Kirkland	WA	Courtyard	Inn Ventures	10/23/07	150	31,000
Huntsville	AL	TownePlace Suites	LBA	12/10/07	86	8,927
Tucson	AZ	Residence Inn	Western	1/17/08	124	16,640
Richmond	VA	Marriott	White	1/25/08	410	53,300
Columbus	GA	SpringHill Suites	LBA	3/6/08	85	9,675
Dothan	AL	Residence Inn	LBA	4/16/08	84	9,669
El Paso	TX	Homewood Suites	Western	4/23/08	114	15,390
Columbus	GA	TownePlace Suites	LBA	5/22/08	86	8,428
Miami	FL	Courtyard	Dimension	9/5/08	118	15,000

					6,426	$901,594

* Hotels are reported as held for sale.

Management and Franchise Agreements

Each of the 48 hotels included in the Company’s continuing operations are operated and managed, under separate management agreements, by affiliates of one of the following companies: Dimension Development Company (“Dimension”), Hilton Worldwide (“Hilton”), Inn Ventures, Inc. (“Inn Ventures”), Larry Blumberg & Associates (“LBA”), Marriott International, Inc. (“Marriott”), Western International (“Western”), or White Lodging Services Corporation (“White”). The agreements generally provide for initial terms ranging from one to twenty years. Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees, and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services. Base management fees are calculated as a percentage of gross revenues. Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to the Company, as defined in the management agreements. The Company has the option to terminate the management agreements if specified performance thresholds are not satisfied. During the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $7.1 million, $6.8 million and $6.5 million, respectively, in management fees for continuing operations.

Dimension, Inn Ventures, LBA, Western, and White are not affiliated with either Marriott or Hilton, and as a result, the hotels they manage (as well as the two hotels managed by Promus Hotels, Inc., which is an affiliate of Hilton) were required to obtain separate franchise agreements with each respective franchisor. The Hilton franchise agreements provide for initial terms ranging between 10 to 20 years. Fees associated with the Hilton agreements generally include the payment of royalty fees and program fees based on room revenues. The Marriott franchise agreements provide for an initial term of between six and 20 years. Fees associated with the Marriott agreements include the payment of royalty fees, marketing fees, reservation fees and a communications support fee based on room revenues. During the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $8.8 million, $8.4 million and $8.0 million, respectively, in franchise fees for continuing operations.

Results of Operations for Years 2012 and 2011

As of December 31, 2012 the Company’s continuing operations consisted of 48 hotels with 6,205 rooms. Hotel performance is impacted by many factors including the economic conditions in the United States as well as each locality. During the period from the second half of 2008 through 2010, the overall weakness in the U.S. economy had a considerable negative impact on both consumer and business travel. However, economic conditions have shown evidence of improvement during the past two years. As a result, the Company expects improvement in revenue and operating income in 2013 as compared to 2012. The Company’s hotels in general have shown results consistent with its local markets and brand averages for the period of ownership.

Revenues

The Company’s principal source of revenue is hotel revenue consisting of room and other related revenue.  For the years ended December 31, 2012 and 2011, the Company had total hotel revenue from continuing operations of $212.0 million and $204.4 million, respectively. For the year ended December 31, 2012, the hotels achieved combined average occupancy of approximately 73%, ADR of $115 and RevPAR of $84.  For the year ended December 31, 2011, the hotels achieved combined average occupancy of approximately 73%, ADR of $111 and RevPAR of $81. ADR is calculated as room revenue divided by the number of rooms sold, and RevPAR is calculated as occupancy multiplied by ADR.

Since the beginning of 2010, the Company has experienced an increase in demand over prior recessionary periods of 2008 and 2009. While occupancy for 2012 is stable with the prior year, the Company has been able to modestly increase average room rates. Signifying a stabilizing economy, the Company experienced an increase in ADR of 4% during 2012 as compared to the prior year. Although the Company realized modest revenue growth, its RevPAR growth rate of approximately 4% was behind the overall industry growth rate, which was approximately 7%, as compared to 2011. The below average growth is due primarily to factors specific to the individual markets where the Company’s hotels are located.  Several of the Company’s markets are heavily dependent upon the government sector which has had a declining demand in certain markets. Overall, with steady demand and room rate improvement, the Company is forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012. Although impacted by increased supply in certain markets, the Company’s hotels continue to be leaders in their respective markets. The Company’s average Market Yield for 2012 and 2011 was 124 and 127. The Market Yield is a measure of each hotel’s RevPAR compared to the average in the market, with 100 being the average (the index excludes hotels under renovation) and is provided by Smith Travel Research, Inc.®, an independent company that tracks historical hotel performance in most markets throughout the world. The Company will continue to pursue market opportunities to improve revenue.

Expenses

Hotel operating expenses consist of direct room expenses, hotel administrative expense, sales and marketing expense, utilities expense, repair and maintenance expense, franchise fees and management fees. For the years ended

December 31, 2012 and 2011, hotel operating expenses from continuing operations totaled $122.8 million and $119.2 million, representing 58% of total hotel revenue for each period. Hotel operational expenses for 2012 reflect the impact of modest increases in revenues at most of the Company’s hotels and the Company’s efforts to control costs. Certain operating costs such as management costs, certain utility costs and minimum supply and maintenance costs are relatively fixed in nature. The Company has been successful in reducing, relative to revenue increases, certain labor costs, hotel supply costs, maintenance costs and utilities by continually monitoring and sharing utilization data across its hotels and management companies. Although operating expenses will increase as occupancy and revenue increases, the Company has and will continue to work with its management companies to reduce costs as a percentage of revenue where possible while maintaining quality and service levels at each property.

Taxes, insurance, and other expenses from continuing operations for the years ended December 31, 2012 and 2011 were $13.0 million and $12.3 million, representing 6% of total hotel revenue for each period. Taxes have increased due to reassessment of property values by localities resulting from the improved economy. Insurance rates increased in 2012 due to property and casualty carriers’ losses world-wide in the past year. With the improved economy, the Company anticipates continued increases in property tax assessments in 2013 and a moderate increase in insurance rates.

General and administrative expense from continuing operations for the years ended December 31, 2012 and 2011 was $7.2 million and $5.0 million, representing 3% and 2% of total hotel revenue. The principal components of general and administrative expense are advisory fees and reimbursable expenses, legal fees, accounting fees, the Company’s share of the loss in its investment in Apple Air Holding, LLC, and reporting expenses. Total advisory fees incurred by the Company increased by approximately $0.5 million in 2012 as compared to the prior year due to the Company reaching the middle tier of the fee range under the advisory agreement. During the years ended December 31, 2012 and 2011, the Company incurred approximately $1.6 million and $0.9 million, respectively, in legal costs related to the legal matters discussed herein and continued costs responding to requests from the staff of the Securities and Exchange Commission (“SEC”). The SEC staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company’s filings with the SEC beginning in 2008, as well as the Company’s review of certain transactions involving the Company and the other Apple REIT Companies. The Company intends to continue to cooperate with the SEC staff, and is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers. The Company does not believe the issues raised by the SEC staff affect the material accuracy of the Company’s Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows. At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution. As discussed below under Related Parties, the Company shares legal counsel with the other Apple REIT Companies.  Total costs for these legal matters across all of the Apple REIT Companies was $7.3 million in 2012.  The Company anticipates it will continue to incur significant legal costs at least during the first half of 2013 related to these matters. Also during the fourth quarter of 2011 the Company began to incur costs associated with its evaluation of a potential consolidation transaction with Apple REIT Six, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. Total costs incurred during 2012 and 2011 were approximately $0.7 million and $0.1 million. In May 2012, it was determined by the Board of Directors of the Company and the Board of Directors of each of the other Apple REITs not to move forward with the potential consolidation transaction at that time.

Depreciation expense from continuing operations for the years ended December 31, 2012 and 2011 was $33.9 million and $33.5 million.  Depreciation expense represents the expense of the Company’s hotel buildings and related improvements, and associated personal property (furniture, fixtures and equipment) for their respective periods owned.

Interest expense, net, from continuing operations for the years ended December 31, 2012 and 2011 was $10.6 million and $9.8 million. Interest expense primarily arose from mortgage debt outstanding on certain properties, in addition to interest on borrowings under the Company’s unsecured credit facilities. Interest expense for the years ended December 31, 2012 and 2011 was reduced by capitalized interest of approximately $0.3 million and $0.2 million in conjunction with hotel renovations. As of December 31, 2012, the Company had debt outstanding of $198.1 million compared to $174.8 million at December 31, 2011. For the years ended December 31, 2012 and 2011, interest expense increased from 2011 primarily due to an increase in the average outstanding balance of the Company’s debt. The increase in overall debt outstanding during 2012 is to fund working capital needs, while maintaining a relatively stable distribution rate to Unit holders during a low-growth economic period.

Results of Operations for Years 2011 and 2010

Revenues

For the years ended December 31, 2011 and 2010, the Company had total hotel revenue from continuing operations of $204.4 million and $196.2 million. For the year ended December 31, 2011, the hotels achieved average occupancy of 73%, ADR of $111 and RevPAR of $81. For the year ended December 31, 2010, the hotels achieved average occupancy of 71%, ADR of $109 and RevPAR of $78. Since the beginning of 2010, the Company experienced an increase in demand, as shown by the improvement in average occupancy of 3% in 2011 as compared to 2010. In addition, also signifying a stabilizing economy, the Company experienced an increase in ADR of 2% in 2011 as compared to 2010.  The Company’s average Market Yield for both 2011 and 2010 was 127, and excluded hotels under renovation.

Expenses

For the years ended December 31, 2011 and 2010, hotel operating expenses from continuing operations totaled $119.2 million and $114.1 million, representing 58% of total hotel revenue for each period. Hotel operational expenses for 2011 reflect the impact of modest increases in revenues and occupancy at most of the Company’s hotels, and the Company’s efforts to control costs in a challenging and relatively flat to low-growth economic environment during 2011.

Taxes, insurance, and other expenses from continuing operations for the years ended December 31, 2011 and 2010 were $12.3 million and $12.0 million, representing 6% of total hotel revenue for each period. Increases in these expenses for 2011 versus the prior year reflect higher real estate property tax assessments due to the improved economy.

General and administrative expense from continuing operations for the years ended December 31, 2011 and 2010 was $5.0 million and $5.2 million, representing 2% and 3% of total hotel revenue. During 2011 and 2010, the Company incurred approximately $900,000 and $500,000, respectively in legal costs related to the legal matters discussed herein and costs related to responding to requests from the staff of the SEC as discussed above.  Also, during the fourth quarter of 2011, the Company incurred costs totaling $90,000 associated with its evaluation of a potential consolidation transaction with the other Apple REITs as discussed above.

Depreciation expense from continuing operations for the years ended December 31, 2011 and 2010 was $33.5 million and $32.6 million, respectively.  Depreciation expense represents the expense of the Company’s hotel buildings and related improvements, and associated personal property (furniture, fixtures and equipment) for their respective periods owned.

Interest expense, net from continuing operations for the years ended December 31, 2011 and 2010 was $9.8 million and $7.6 million, respectively. Interest expense primarily arose from mortgage debt outstanding on certain properties, in addition to interest on borrowings under the Company’s credit facility.  As of December 31, 2011, the Company had debt outstanding of $174.8 million compared to $148.0 million at December 31, 2010. The increase in interest expense from 2010 was due to an increase in the average outstanding balance of the Company’s debt. The increase in overall debt outstanding during 2011 was to fund working capital needs, while maintaining a relatively stable distribution rate to Unit holders during a low-growth economic period.

Gain from settlement of contingency

The Company recorded other income of $3.1 million in November 2010 arising from the de-recognition of a liability for taxes, previously assumed at purchase in January 2008 of the full service Marriott hotel in Richmond, VA. The de-recognition was a non-cash transaction and had no impact on the Company’s net cash provided by operating activities for the year ended December 31, 2010. The taxing authority to whom the tax liability was due, refinanced the debt related to the tax and therefore extinguished the Company’s liability.

Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties. These transactions cannot be construed to be arm’s length, and the results of the Company’s operations may be different if these transactions were conducted with non-related parties. The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to these contracts, as well as any new significant related party transactions. There were no changes to the contracts discussed in this section and no new significant related party transactions in 2012. The Board of Directors is not required to approve each individual transaction that falls under the related party relationships. However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The Company has a contract with Apple Suites Realty Group, Inc. (“ASRG”) to acquire and dispose of real estate assets for the Company. A fee of 2% of the gross purchase price or gross sale price with addition to certain reimbursable expenses is paid to ASRG for these services. As of December 31, 2012, payments to ASRG for services under the terms of this contract totaled approximately $18.0 million since inception, which were capitalized as a part of the purchase price of the hotels. No fees were incurred during 2012, 2011 and 2010 under this contract.

The Company is party to an advisory agreement with Apple Seven Advisors, Inc. (“A7A”) pursuant to which A7A provides management services to the Company. A7A provides these management services through an affiliate called Apple Fund Management, LLC (“AFM”), which is a wholly-owned subsidiary of Apple REIT Six, Inc. An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses, are payable to A7A for these management services. Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $1.5 million, $1.0 million and $1.0 million for the years ended December 31, 2012, 2011 and 2010. At December 31, 2012, $0.5 million of the 2012 advisory fee had not been paid and was included in accounts payable and accrued expenses in the Company’s consolidated balance sheet. The increase in 2012 is due to the Company reaching the middle tier of the fee range under the advisory agreement, due to improved operating results.

In addition to the fees payable to A7A, the Company reimbursed A7A or paid directly to AFM on behalf of A7A approximately $1.8 million, $1.7 million and $1.8 million for the years ended December 31, 2012, 2011 and 2010. The costs are included in general and administrative expenses and are for the Company’s proportionate share of the staffing and related costs provided by AFM at the direction of A7A.

AFM is an affiliate of Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Suites Realty Group, Inc. and Apple Six Realty Group, Inc., (collectively the “Advisors” which are wholly owned by Glade M. Knight).  As such, the Advisors provide management services through the use of AFM to, respectively, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc. (collectively the “Apple REIT Entities”).  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described more fully below allows the companies to share costs yet attract and retain superior executives and staff. The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements. Amounts reimbursed to AFM include both compensation for personnel and “overhead” (office rent, utilities, benefits, office supplies, etc.) used by the companies. Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

The Advisors and Apple REIT Entities allocate all of the costs of AFM among the Apple REIT Entities and the Advisors.  The allocation of costs from AFM is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each Company’s level of business activity and the extent to which each Company requires the services of particular personnel of AFM. Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company. As part of this arrangement, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities. To efficiently manage cash disbursements, an individual Apple REIT Entity may make payments for any or all of the related companies. The amounts due to or from the related Apple REIT Entity are reimbursed or collected and are not significant in amount.

On November 29, 2012, Apple REIT Six, Inc. entered into a merger agreement with a potential buyer that is not affiliated with the Apple REIT Entities or its Advisors (“the merger”).  To maintain the current cost sharing structure, on November 29, 2012, Apple Nine Advisors, Inc. entered into an assignment and transfer agreement with Apple REIT Six, Inc. for the transfer of Apple REIT Six, Inc.’s interest in AFM. The assignment and transfer is expected to occur immediately after the closing of the merger.  As part of the assignment, Apple Nine Advisors, Inc. and the other Advisors agreed to indemnify the potential buyer for any liabilities related to AFM. The assignment of AFM’s interest to Apple Nine Advisors, Inc., if it occurs, will have no impact on the Company’s advisory agreement with A7A or the process of allocating costs from AFM to the Apple REIT Entities, excluding Apple REIT Six, Inc. as described above, which will increase the remaining Companies’ share of the allocated costs.

On November 29, 2012, in connection with the merger, Apple REIT Nine, Inc. entered into a transfer agreement with Apple REIT Six, Inc. for the potential acquisition of the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and the assignment of the Fort Worth, Texas office lease agreement for approximately $4.5 million which is expected to close immediately prior to the closing of the merger.  If the closing occurs, any costs associated with the Headquarters and office lease (i.e. office rent, utilities, office supplies, etc.) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple REIT Six, Inc. as described above.

A7A and ASRG are 100% owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company. Mr. Knight is also Chairman and Chief Executive Officer of Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc. Members of the Company’s Board of Directors are also on the boards of Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

Included in other assets, net on the Company’s consolidated balance sheet, is a 26% equity investment in Apple Air Holding, LLC (“Apple Air”). The other members of Apple Air are Apple REIT Six, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. Through its equity investment, the Company has access to Apple Air’s aircraft for asset management and renovation purposes. The Company’s equity investment was approximately $1.7 million and $1.9 million at December 31, 2012 and 2011. The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly. For the years ended December 31, 2012, 2011 and 2010, the Company recorded a loss of approximately $0.2 million, $0.2 million and $0.9 million as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft and the reduction in basis of the aircraft in 2010 due to the planned trade in for one new airplane in 2011, and is included in general and administrative expense in the Company’s consolidated statements of operations. Apple Air owned two aircraft during 2010, but reduced its ownership to one aircraft during the first quarter of 2011.

The Company has incurred legal fees associated with the Legal Proceedings discussed herein. The Company also incurs other professional fees such as accounting, auditing and reporting. These fees are included in general and administrative expense in the Company’s consolidated statements of operations. To be cost effective, the services received by the Company are shared as applicable across the Apple REIT Entities. The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services.

Series B Convertible Preferred Stock

In May 2005 the Company issued 240,000 Series B convertible preferred shares to Glade M. Knight, Chairman and Chief Executive Officer of the Company, in exchange for the payment by him of $0.10 per Series B convertible preferred share, or an aggregate of $24,000. The Series B convertible preferred shares are convertible into common shares pursuant to the formula and on the terms and conditions set forth below.

There are no dividends payable on the Series B convertible preferred shares. Holders of more than two-thirds of the Series B convertible preferred shares must approve any proposed amendment to the articles of incorporation that would adversely affect the Series B convertible preferred shares.

Upon the Company’s liquidation, the holder of the Series B convertible preferred shares is entitled to a priority liquidation payment before any distribution of liquidation proceeds to the holders of the common shares. However, the priority liquidation payment of the holder of the Series B convertible preferred shares is junior to the holders of the Series A preferred shares’ distribution rights. The holder of a Series B convertible preferred share is entitled to a liquidation payment of $11.00 per number of common shares each Series B convertible preferred share would be convertible into according to the formula described below. In the event that the liquidation of the Company’s assets results in proceeds that exceed the distribution rights of the Series A preferred shares and the Series B convertible preferred shares, the remaining proceeds will be distributed between the common shares and the Series B convertible preferred shares, on an as converted basis.

Each holder of outstanding Series B convertible preferred shares shall have the right to convert any of such shares into common shares of the Company upon and for 180 days following the occurrence of any of the following events:

(1) substantially all of the Company’s assets, stock or business is sold or transferred through exchange, merger, consolidation, lease, share exchange, sale or otherwise, other than a sale of assets in liquidation, dissolution or winding up of the Company;

(2) the termination or expiration without renewal of the advisory agreement with A7A, or if the Company ceases to use ASRG to provide property acquisition and disposition services; or

(3) the Company’s common shares are listed on any securities exchange or quotation system or in any established market.

Upon the occurrence of any conversion event, each Series B convertible preferred share may be converted into 24.17104 common shares. In the event the Company raises additional gross proceeds in a subsequent public offering, each Series B convertible preferred share may be converted into an additional number of common shares based on the additional gross proceeds raised through the date of conversion in a subsequent public offering according to the following formula: (X/50 million) x 1.20568, where X is the additional gross proceeds rounded down to the nearest $50 million.

No additional consideration is due upon the conversion of the Series B convertible preferred shares. The conversion into common shares of the Series B convertible preferred shares will result in dilution of the shareholders’ interests and the termination of the Series A preferred shares.

Expense related to issuance of 240,000 Series B convertible preferred shares to Mr. Knight will be recognized at such time when the number of common shares to be issued for conversion of the Series B convertible preferred shares can be reasonably estimated and the event triggering the conversion of the Series B convertible preferred shares to common shares occurs. The expense will be measured as the difference between the fair value of the common stock for which the

Series B convertible preferred shares can be converted and the amounts paid for the Series B convertible preferred shares. If a conversion event had occurred at December 31, 2012, expense would have ranged from $0 to $63.8 million (assumes $11 per common share fair market value) which represents approximately 5.8 million shares of common stock.

 Liquidity and Capital Resources

Contractual Commitments

The following is a summary of the Company’s significant contractual obligations as of December 31, 2012:

		Amount of Commitments Expiring per Period
(000’s)	Total	Less than 1 Year	2-3 Years	4-5 Years	Over 5 Years
Debt (including interest of $39.9 million)	$237,354	$39,810	$97,797	$31,729	$68,018
Ground Leases	97,111	1,052	2,300	2,325	91,434
	$334,465	$40,862	$100,097	$34,054	$159,452

Capital Resources

In August 2012, the Company entered into a new $40 million unsecured credit facility with a commercial bank that is utilized for working capital, hotel renovations and other general corporate funding purposes, including the payment of redemptions and distributions. The outstanding principal is required to be paid by the maturity date of August 30, 2014. Interest payments are due monthly and the interest rate is equal to the LIBOR (London Interbank Offered Rate for a one-month term) plus 3.25%. The Company is also required to pay a quarterly fee at an annual rate of 0.35% on the average unused balance of the credit facility. With the availability of the Company’s credit facility, the Company generally maintains little cash on hand, accessing the facility as necessary. As a result, cash on hand was $0 at December 31, 2012 and 2011. The outstanding balance on the credit facility as of December 31, 2012 was $35.6 million and its annual interest rate was 3.46%.

At closing, the Company borrowed approximately $24.5 million under the credit facility to repay the outstanding balance and extinguish its prior $85 million credit facility and to pay transaction costs.  Loan origination costs totaled approximately $0.3 million and are being amortized as interest expense through the August 2014 maturity date. The credit facility contains the following quarterly financial covenants (capitalized terms are defined in the loan agreements):

●	Tangible Net Worth must exceed $325 million;

●	Total Debt to Asset Value must not exceed 50%;

●
Cumulative 12 month Distributions and Redemptions, net of proceeds from the Company’s Dividend Reinvestment Program, must not exceed $84 million, and quarterly Distributions will not exceed $0.193 per share, unless such cumulative Net Distributions are less than total Funds From Operations for the period;

●	Loan balance must not exceed 45% of the Unencumbered Asset Value;

●	Ratio of Net Operating Income, for the Company’s unencumbered properties compared to an Implied Debt Service for the properties must exceed two; and

●	Ratio of net income before depreciation and interest expense to total Fixed Charges, on a cumulative 12 month basis, must exceed two.

The Company was in compliance with each of these covenants at December 31, 2012.

In August 2012, the Company entered into four mortgage loan agreements with a commercial bank, secured by four hotel properties for a total of $63.0 million. At closing, the Company used proceeds from each loan to reduce the outstanding balance on the Company’s prior credit facility and pay transaction costs. Combined total loan origination costs of approximately $0.3 million are being amortized as interest expense through the September 2022 maturity date for each loan. The following table summarizes the hotel property securing each loan, the interest rate, loan origination date, maturity date and principal amount originated under each loan agreement.  All dollar amounts are in thousands.

Hotel Location	Brand	Interest Rate	Loan Origination Date	Maturity Date	Principal Originated
Hattiesburg, MS	Courtyard	5.00%	8/24/2012	9/1/2022	$5,900
Rancho Bernardo, CA	Courtyard	5.00%	8/24/2012	9/1/2022	15,500
Kirkland, WA	Courtyard	5.00%	8/24/2012	9/1/2022	12,500
Seattle, WA	Residence Inn	4.96%	8/30/2012	9/1/2022	29,100
Total					$63,000

The Company has three secured mortgage notes payable that mature in 2013. The Company extinguished one of the loans in February 2013 through a short-term increase in its line of credit and intends to refinance the extinguished loan and the other maturing loans with long term loans.

Capital Uses

In October 2012, the Company extinguished through payment of the outstanding principal, two mortgage notes payable.  The mortgage loans for the Tallahassee, Florida Fairfield Inn and the Lakeland, Florida Courtyard, originally assumed at acquisition of the hotels, had principal balances at pay-off of approximately $3.0 million and $3.6 million, respectively.

The Company’s principal sources of liquidity are the operating cash flow generated from the Company’s properties and its $40 million revolving credit facility. The Company anticipates that cash flow from operations, its current revolving credit facility and other available credit will be adequate to meet its anticipated liquidity requirements, including debt service, capital improvements, required distributions to shareholders (the Company is not required to make distributions at its current rate for REIT purposes), and planned Unit redemptions. The Company intends to maintain a relatively stable distribution rate instead of raising and lowering the distribution rate with varying economic cycles. The Company’s objective in setting a distribution rate is to project a rate that will provide consistency over the life of the Company, taking into account acquisitions, capital improvements, ramp-up of new properties and varying economic cycles. With the depressed financial results of the Company and lodging industry as compared to pre-recession levels, the Company has and will, if necessary, attempt to utilize additional financing to achieve this objective. Although the Company has relatively low levels of debt, there can be no assurances it will be successful with this strategy and may need to reduce its distributions to required levels. If the Company were to default or be unable to refinance debt maturing in the future, it may be unable to make distributions.

To maintain its REIT status the Company is required to distribute at least 90% of its ordinary income. Distributions in 2012 totaled $70.0 million and were paid monthly at a rate of $0.064167 per common share. Total 2012 dividends paid equaled $0.77 per common share. For the same period the Company’s cash generated from operations was approximately $60.8 million. This shortfall includes a return of capital and was funded primarily by borrowings on the credit facility. Since a portion of distributions has been funded with borrowed funds, the Company’s ability to maintain its current intended rate of distribution will be primarily based on the ability of the Company’s properties to generate cash from operations at this level, the Company’s ability to utilize currently available financing, or the Company’s ability to obtain additional financing. Since there can be no assurance of the Company’s ability to obtain additional financing or that the properties owned by the Company will provide income at this level, there can be no assurance as to the classification or duration of distributions at the current rate. The Board of Directors monitors the Company’s distribution rate relative to the performance of the hotels on an ongoing basis and may make additional adjustments to the distribution rate as determined to be prudent in relation to other cash requirements of the Company.

In April 2007, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year. Shareholders may request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years. The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program. Since inception of the program through December 31, 2012, the Company has redeemed approximately 11.5 million Units representing $124.2 million, including 1.6 million Units in the amount of $17.8 million, 2.9 million Units in the amount of $32.0 million, and 3.7 million Units in the amount of $40.7 million redeemed during 2012, 2011, and 2010. As contemplated in the program, beginning with the January 2011 redemption, the scheduled redemption date for the first quarter of 2011, the Company redeemed Units on a pro-rata basis. Prior to 2011, the Company redeemed 100% of redemption requests. The following is a summary of the Unit redemptions during 2011 and 2012:

Redemption Date	Requested Unit Redemptions	Units Redeemed	Redemption Requests Not Redeemed

January 2011	1,137,969	728,135	409,834
April 2011	1,303,574	728,883	574,691
July 2011	5,644,778	732,160	4,912,618
October 2011	11,332,625	727,980	10,604,645
January 2012	12,885,635	455,093	12,430,542
April 2012	12,560,001	441,458	12,118,543
July 2012	12,709,508	364,299	12,345,209
October 2012	13,003,443	363,755	12,639,688

As noted in the table above, beginning with the January 2011 redemption, the total redemption requests exceeded the authorized amount of redemptions and, as a result, the Board of Directors has and will continue to limit the amount of redemptions as it deems prudent. Currently, the Company plans to redeem under its Redemption Program approximately 1-2% of weighted average Units during 2013.

In July 2007 the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company. The uses of proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels. The Company has registered 15 million Units for potential issuance under the plan. During the years ended December 31, 2012, 2011 and 2010, approximately 1.5 million Units, representing $16.0 million in proceeds to the Company, 2.0 million Units representing $22.0 million in proceeds to the Company, and 2.2 million Units representing $24.6 million in proceeds to the Company, were issued under the plan. Since inception of the plan through December 31, 2012, approximately 11.3 million Units, representing $124.5 million in proceeds to the Company, were issued under the plan.

The Company has on-going capital commitments to fund its capital improvements. The Company is required, under all of the hotel management agreements and under certain loan agreements, to make available, for the repair, replacement, refurbishing of furniture, fixtures, and equipment, a percentage of gross revenues provided that such amount may be used for the Company’s capital expenditures with respect to the hotels. The Company expects that this amount will be adequate to fund required repair, replacement, and refurbishments and to maintain the Company’s hotels in a competitive condition. As of December 31, 2012, the Company held $9.3 million in reserve for capital expenditures. In 2012 and 2011, the Company invested approximately $7.4 million and $8.4 million in capital expenditures and anticipates investing approximately $20 million during 2013. Due to the recent recessionary low-growth economic environment, the Company invested a slightly lower than normal amount in capital expenditures in 2012 and 2011.  The Company currently does not have any existing or planned projects for new developments.

Impact of Inflation

Operators of hotels, in general, possess the ability to adjust room rates daily to reflect the effects of inflation. Competitive pressures may, however, limit the operators’ ability to raise room rates. Currently the Company is not experiencing any material impact from inflation.

Business Interruption

Being in the real estate industry, the Company is exposed to natural disasters on both a local and national scale. Although management believes there is adequate insurance to cover this exposure, there can be no assurance that such events will not have a material adverse effect on the Company’s financial position or results of operations.

Seasonality

The hotel industry historically has been seasonal in nature. Seasonal variations in occupancy at the Company’s hotels may cause quarterly fluctuations in its revenues. Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters. To the extent that cash flow from operations is insufficient during any quarter, due to temporary or seasonal fluctuations in revenue, the Company expects to utilize cash on hand or, if necessary, any available other financing sources to make distributions.

Critical Accounting Policies

The following contains a discussion of what the Company believes to be critical accounting policies. These items should be read to gain a further understanding of the principles used to prepare the Company’s financial statements. These principles include application of judgment; therefore, changes in judgments may have a significant impact on the Company’s reported results of operations and financial condition.

Capitalization Policy

The Company considers expenditures to be capital in nature based on the following criteria: (1) for a single asset, the cost must be at least $500, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; (2) for group purchases of 10 or more identical assets, the unit cost for each asset must be at least $50, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; and (3) for major repairs to a single asset, the repair must be at least $2,500 and the useful life of the asset must be substantially extended.

Impairment Losses Policy

The Company records impairment losses on hotel properties used in operations if indicators of impairment are present, and the sum of the undiscounted cash flows estimated to be generated by the respective properties over their estimated remaining useful life, based on historical and industry data, is less than the properties’ carrying amount. Indicators of impairment include a property with current or potential losses from operations, when it becomes more likely than not that a property will be sold before the end of its previously estimated useful life or when events, trends, contingencies or changes in circumstances indicate that a triggering event has occurred and an asset’s carrying value may not be recoverable. The Company monitors its properties on an ongoing basis by analytically reviewing financial performance and considers each property individually for purposes of reviewing for indicators of impairment. As many indicators of impairment are subjective, such as general economic and market declines, the Company also prepares an annual recoverability analysis for each of its properties to assist with its evaluation of impairment indicators.  The analysis compares each property’s net book value to each property’s estimated operating income using current operating results for each stabilized property and projected stabilized operating results based on the property’s market for properties that recently opened, were recently renovated or experienced other short-term business disruption.  Since the Company’s planned initial hold period for each property is 39 years the Company’s ongoing analysis and annual recoverability analysis have not identified any impairment losses and no impairment losses have been recorded to date other than the impairment on three properties discussed below.  If events or circumstances change such as the Company’s intended hold period for a property or if the operating performance of a property declines substantially for an extended period of time, the Company’s carrying value for a particular property may not be recoverable and an impairment loss will be recorded.  Impairment losses are measured as the difference between the asset’s fair value and its carrying value. During December 2012, the Company identified three properties that it would consider selling in the next year due to anticipated returns for needed capital investment being below returns for other investment opportunities. In January 2013 management committed to a marketing effort to sell these properties. Since the Company’s anticipated hold period for these properties was reduced, the estimated undiscounted cash flows for these properties was estimated to be less than their carrying value; therefore the Company adjusted the carrying value of the properties to their estimated fair market value, which resulted in an impairment loss of $6.6 million.

Subsequent Events

In January 2013, the Company declared and paid approximately $5.8 million or $0.064167 per outstanding common share, in distributions to its common shareholders, of which approximately $1.2 million or 111,782 Units were issued under the Company’s Dividend Reinvestment Plan.

In January 2013, under the guidelines of the Company’s Unit Redemption Program, the Company redeemed approximately 386,558 Units in the amount of $4.2 million. As contemplated in the Program, the Company redeemed Units on a pro-rata basis, whereby a percentage of each requested redemption was fulfilled at the discretion of the Company’s Board of Directors. This redemption was approximately 3% of the total 13.4 million requested Units to be redeemed, with approximately 13.0 million requested Units not redeemed.

In January 2013, the Company entered into two mortgage loan agreements with a commercial real estate lender.  The loans are separately secured by the Company’s Huntsville, Alabama Homewood Suites and Prattville, Alabama Courtyard hotels, and will amortize based on a 25 year term with a balloon payment due at maturity in February 2023.  Interest is payable monthly on the outstanding balance of each loan at an annual rate of 4.12%.  The total proceeds of $15.3 million under the two loan agreements were used to reduce the outstanding balance on the Company’s $40.0 million credit facility, and to pay loan origination and other transaction costs of approximately $0.2 million.

In February 2013, the Company extinguished through pay-off a mortgage note payable jointly secured by the San Diego, California Residence Inn and the Provo, Utah Residence Inn.  The note payable had a scheduled maturity in April 2013, and was originally assumed upon acquisition of the two hotels in 2007.  The mortgage note payable had a principal balance at pay-off of approximately $18.3 million, an interest rate of 6.55%, and was extinguished without premium or discount to the balance outstanding.  Funds for the debt extinguishment were provided by borrowings under the Company’s amended unsecured credit facility.  The Company entered into an amendment to its unsecured credit facility, also in February 2013, which increased the maximum aggregate commitment by the lender from $40.0 million to $55.0 million. Under the amendment the increase is effective until the earlier of completing its planned financing of the San Diego, California Residence Inn or April 2013. All other terms of the credit facility remain the same, including the payment of a quarterly fee on the average unused balance of the credit facility at an annual rate of 0.35%.

The Company’s Board of Directors approved a reduction in the Company’s projected distribution rate from an annual rate of $0.77 per common share to $0.66 per common share.  The change is effective with the distribution planned for April 2013.  The distribution will continue to be paid monthly.

In February 2013, the Company declared and paid approximately $5.8 million or $0.064167 per outstanding common share, in distributions to its common shareholders, of which approximately $1.2 million or 110,000 Units were reinvested under the Company’s Dividend Reinvestment Plan.

Item 8.                      Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Apple REIT Seven, Inc.

We have audited the accompanying consolidated balance sheets of Apple REIT Seven, Inc. as of December 31, 2012 and 2011, and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2012. Our audits also included the financial statement schedule listed in the Index at Item 15(2). These financial statements and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Apple REIT Seven, Inc. at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Apple REIT Seven, Inc.’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 6, 2013 (not provided herein) expressed an unqualified opinion thereon.

/s/ ERNST & YOUNG LLP
Richmond, Virginia
March 6, 2013, except for Note 11,
as to which the date is September 9, 2013

APPLE REIT SEVEN, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	As of December 31,
	2012	2011

Assets
Investment in real estate, net of accumulated depreciation of $179,491 and $148,257, respectively	$802,326	$846,377
Hotels held for sale	10,300	0
Restricted cash-furniture, fixtures and other escrows	11,354	7,141
Due from third party managers, net	6,798	6,426
Other assets, net	4,725	5,197
Total Assets	$835,503	$865,141

Liabilities
Credit facilities	$35,600	$64,700
Mortgage debt	162,523	110,147
Accounts payable and accrued expenses	12,917	12,314
Total Liabilities	211,040	187,161

Shareholders' Equity
Preferred stock, authorized 15,000,000 shares; none issued and outstanding	0	0
Series A preferred stock, no par value, authorized 200,000,000 shares; issued and outstanding 90,941,959 and 91,109,651 shares, respectively	0	0
Series B convertible preferred stock, no par value, authorized 240,000 shares; issued and outstanding 240,000 shares	24	24
Common stock, no par value, authorized 200,000,000 shares; issued and outstanding 90,941,959 and 91,109,651 shares, respectively	898,821	900,555
Distributions greater than net income	(274,382)	(222,599)
Total Shareholders' Equity	624,463	677,980

Total Liabilities and Shareholders' Equity	$835,503	$865,141

See notes to consolidated financial statements.

APPLE REIT SEVEN, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Years Ended December 31,
	2012	2011	2010

Revenues:
Room revenue	$191,437	$184,179	$176,802
Other revenue	20,609	20,203	19,350
Total revenue	212,046	204,382	196,152

Expenses:
Operating expense	56,581	54,999	52,264
Hotel administrative expense	15,617	15,527	14,685
Sales and marketing	16,640	15,804	15,157
Utilities	8,555	8,725	8,539
Repair and maintenance	9,489	8,954	8,949
Franchise fees	8,823	8,436	8,007
Management fees	7,094	6,787	6,507
Taxes, insurance and other	12,951	12,321	12,003
General and administrative	7,194	4,989	5,177
Depreciation expense	33,922	33,533	32,603
Gain from settlement of contingency	0	0	(3,099)
Total expenses	176,866	170,075	160,792

Operating income	35,180	34,307	35,360

Interest expense, net	(10,573)	(9,822)	(7,639)

Income from continuing operations	24,607	24,485	27,721
Income (loss) from discontinued operations	(6,421)	528	597
Net income	$18,186	$25,013	$28,318

Basic and diluted net income (loss) per common share
From continuing operations	$0.27	$0.27	$0.30
From discontinued operations	(0.07)	0.00	0.01
Total basic and diluted net income per common share	$0.20	$0.27	$0.31

Weighted average common shares outstanding - basic and diluted	90,891	91,435	92,627

See notes to consolidated financial statements.

APPLE REIT SEVEN, INC.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(in thousands except per share data)

			Series B Convertible		Distributions
	Common Stock		Preferred Stock		Greater than
	Number of Shares	Amount	Number of Shares	Amount	Net income	Total

Balance at December 31, 2009	93,522	$926,419	240	$24	$(134,186)	$792,257

Net proceeds from the sale of common shares	2,239	24,745	0	0	0	24,745
Common shares redeemed	(3,733)	(40,680)	0	0	0	(40,680)
Net income	0	0	0	0	28,318	28,318
Cash distributions declared and paid to shareholders ($.77 per share)	0	0	0	0	(71,340)	(71,340)
Balance at December 31, 2010	92,028	910,484	240	24	(177,208)	733,300

Net proceeds from the sale of common shares	1,999	22,098	0	0	0	22,098
Common shares redeemed	(2,917)	(32,027)	0	0	0	(32,027)
Net income	0	0	0	0	25,013	25,013
Cash distributions declared and paid to shareholders ($.77 per share)	0	0	0	0	(70,404)	(70,404)
Balance at December 31, 2011	91,110	900,555	240	24	(222,599)	677,980

Net proceeds from the sale of common shares	1,457	16,098	0	0	0	16,098
Common shares redeemed	(1,625)	(17,832)	0	0	0	(17,832)
Net income	0	0	0	0	18,186	18,186
Cash distributions declared and paid to shareholders ($.77 per share)	0	0	0	0	(69,969)	(69,969)
Balance at December 31, 2012	90,942	$898,821	240	$24	$(274,382)	$624,463

See notes to consolidated financial statements.

APPLE REIT SEVEN, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended December 31,
	2012	2011	2010

Cash flows from operating activities:
Net income	$18,186	$25,013	$28,318
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation, including discontinued operations	34,557	34,160	33,174
Loss on impairment of hotels held for sale	6,640	0	0
Gain from settlement of contingency	0	0	(3,099)
Amortization of deferred financing costs, fair value adjustments and other non-cash expenses, net	256	491	665
Changes in operating assets and liabilities:
Increase in due from third party managers, net	(372)	(597)	(190)
Decrease (increase) in other assets	145	1	(33)
Increase in accounts payable and accrued expenses	1,394	967	1,080
Net cash provided by operating activities	60,806	60,035	59,915

Cash flows from investing activities:
Capital improvements	(8,237)	(7,671)	(4,234)
Additions to ownership interest in non-hotel properties	0	(101)	(125)
Net decrease (increase) in capital improvement reserves	(3,897)	890	2,049
Net cash used in investing activities	(12,134)	(6,882)	(2,310)

Cash flows from financing activities:
Net proceeds related to issuance of Units	16,004	21,987	24,745
Redemptions of Units	(17,832)	(32,027)	(40,680)
Distributions paid to common shareholders	(69,969)	(70,404)	(71,340)
Net proceeds from (payments on) extinguished credit facility	(64,700)	19,800	33,390
Net proceeds from existing credit facility	35,600	0	0
Proceeds from mortgage debt	63,000	10,500	0
Payments on mortgage debt	(10,021)	(2,874)	(2,563)
Deferred financing costs	(754)	(135)	(1,157)
Net cash used in financing activities	(48,672)	(53,153)	(57,605)

Net change in cash and cash equivalents	0	0	0

Cash and cash equivalents, beginning of period	0	0	0

Cash and cash equivalents, end of period	$0	$0	$0

Supplemental information:
Interest paid	$10,881	$9,959	$7,980

See notes to consolidated financial statements.

APPLE REIT SEVEN, INC.
Notes to Consolidated Financial Statements

Note 1

Organization and Summary of Significant Accounting Policies

Organization

Apple REIT Seven, Inc., together with its wholly owned subsidiaries (the “Company”) is a Virginia corporation formed to invest in income-producing real estate in the United States. Initial capitalization occurred on May 26, 2005 and operations began on April 27, 2006 when the Company acquired its first hotel. The Company concluded its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) in July 2007. The Company’s fiscal year end is December 31. The Company has no foreign operations or assets and its operating structure includes only one segment. The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated. As of December 31, 2012, the Company owned 51 hotels located in 18 states with an aggregate of 6,426 rooms.

The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. The REIT Modernization Act, effective January 1, 2001, permits real estate investment trusts to establish taxable businesses to conduct certain previously disallowed business activities. The Company has formed wholly-owned taxable REIT subsidiaries (collectively, the “Lessee”), which lease all of the Company’s hotels.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less. The fair market value of cash and cash equivalents approximates their carrying value.  Balances held may at times exceed federal depository insurance limits.

Restricted Cash

Restricted cash includes reserves for debt service, real estate taxes, and insurance, and reserves for furniture, fixtures, and equipment replacements of up to 5% of property revenue for certain hotels, as required by certain management or mortgage debt agreement restrictions and provisions.

Investment in Real Estate and Related Depreciation

Real estate is stated at cost, net of depreciation. Repair and maintenance costs are expensed as incurred while significant improvements, renovations, and replacements are capitalized. Depreciation is computed using the straight-line method over average estimated useful lives of the assets, which are 39 years for buildings, 18 years for franchise fees, ten years for major improvements and three to seven years for furniture, fixtures and equipment.

The Company considers expenditures to be capital in nature based on the following criteria: (1) for a single asset, the cost must be at least $500, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; (2) for group purchases of 10 or more identical assets, the unit cost for each asset must be at least $50, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; and (3) for major repairs to a single asset, the repair must be at least $2,500 and the useful life of the asset must be substantially extended.

The Company records impairment losses on hotel properties used in operations if indicators of impairment are present, and the sum of the undiscounted cash flows estimated to be generated by the respective properties over their estimated remaining useful life, based on historical and industry data, is less than the properties’ carrying amount. Indicators of impairment include a property with current or potential losses from operations, when it becomes more likely than not that a property will be sold before the end of its previously estimated useful life or when events, trends, contingencies or changes in circumstances indicate that a triggering event has occurred and an asset’s carrying value may not be recoverable. The Company monitors its properties on an ongoing basis by analytically reviewing financial performance and considers each property individually for purposes of reviewing for indicators of impairment. As many indicators of impairment are subjective, such as general economic and market declines, the Company also prepares an annual recoverability analysis for each of its properties to assist with its evaluation of impairment indicators.  The analysis compares each property’s net book value to each property’s estimated operating income using current operating results for each stabilized property and projected stabilized operating results based on the property’s market for properties that recently opened, were recently renovated or experienced other short-term business disruption.  The Company’s planned initial hold period for each property is 39 years. The Company’s ongoing analysis and annual recoverability analysis have not identified any impairment losses and no impairment losses have been recorded to date, other than the loss on impairment of three properties discussed below.  If events or circumstances change such as the Company’s intended hold period for a property or if the operating performance of a property declines substantially for an extended period of time, the Company’s carrying value for a particular property may not be recoverable and an impairment loss will be recorded.  Impairment losses are measured as the difference between the asset’s fair value and its carrying value.

During December 2012, the Company identified three properties that it would consider selling in the next year due to anticipated returns for needed capital investment being below returns for other investment opportunities.  In January 2013, the Company began the process of marketing these three underperforming assets, the Fairfield Inns in Dothan, Alabama, Columbus, Georgia and Tallahassee, Florida. Due to the change in anticipated hold period of the assets, the estimated undiscounted cash flow for these properties was estimated to be less than their carrying value; therefore the Company recognized a loss of $6.6 million in the fourth quarter of 2012 to adjust the basis of the properties to their estimated fair market value. The estimated fair value of the three properties is based on third party pricing estimates, including specific market analysis and management estimates of market capitalization rates. These estimates incorporate significant unobservable inputs and therefore are considered Level 3 inputs under the fair value hierarchy.

Revenue Recognition

Hotel revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or utilizes the hotel’s services.

Comprehensive Income

The Company recorded no comprehensive income other than net income during the periods reported.

Earnings Per Common Share

Basic earnings per common share is computed based upon the weighted average number of shares outstanding during the year. Diluted earnings per common share is calculated after giving effect to all potential common shares that were dilutive and outstanding for the year. There were no potential common shares with a dilutive effect for the years ended December 31, 2012, 2011 or 2010. As a result, basic and dilutive outstanding shares were the same. Series B convertible preferred shares are not included in earnings per common share calculations until such time that such shares are eligible to be converted to common shares.

Federal Income Taxes

The Company is operated as, and has elected to be taxed as, a REIT under Sections 856 to 860 of the Internal Revenue Code. Earnings and profits, which will determine the taxability of distributions to shareholders, will differ from income reported for financial reporting purposes primarily due to the differences for federal income tax purposes in the estimated useful lives used to compute depreciation. Distributions in 2012 of $0.77 per share for tax purposes was 43% ordinary income and 57% return of capital. The characterization of 2011 distributions of $0.77 per share for tax purposes was 52% ordinary income and 48% return of capital. The characterization of 2010 distributions of $0.77 per share for tax purposes was 51% ordinary income and 49% return of capital.

The Lessee, as a taxable REIT subsidiary of the Company, is subject to federal and state income taxes. The taxable REIT subsidiary had taxable income for the year ended December 31, 2012 and incurred a loss for the years ended December 31, 2011 and 2010. Due to the availability of net operating losses from prior years the Company did not have any federal tax expense in 2012.  No operating loss benefit has been recorded in the consolidated balance sheet since realization is uncertain due to the history of operating losses. The total net operating loss carry forward for federal income tax purposes was approximately $25.9 million as of December, 31, 2012. The net operating losses begin to expire in 2026. There are no material differences between the book and tax cost basis of the Company’s assets except for the $6.6 million impairment loss recorded for book purposes. As of December 31, 2012, the tax years that remain subject to examination by major tax jurisdictions generally include 2009 to 2012.

Sales and Marketing Costs

Sales and marketing costs are expensed when incurred. These costs represent the expense for franchise advertising and reservation systems under the terms of the hotel management and franchise agreements and general and administrative expenses that are directly attributable to advertising and promotion.

Use of Estimates

The preparation of the financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2

Investment in Real Estate

The Company’s investment in real estate consisted of the following (in thousands):

	December 31, 2012	December 31, 2011
Land	$88,961	$90,429
Building and Improvements	818,249	832,798
Furniture, Fixtures and Equipment	71,935	68,585
Franchise Fees	2,672	2,822

	981,817	994,634
Less Accumulated Depreciation	(179,491)	(148,257)

Investment in Real Estate, net	$802,326	$846,377

Hotels Owned

As of December 31, 2012, the Company owned 51 hotels, including three hotels held for sale, located in 18 states, consisting of the following:

Brand	Total by Brand	Number of Rooms
Homewood Suites	12	1,374
Courtyard	10	1,257
Residence Inn	7	923
Hilton Garden Inn	7	892
SpringHill Suites	4	593
TownePlace Suites	4	401
Hampton Inn	3	355
Fairfield Inn	3	221
Marriott	1	410
Total	51	6,426

Note 3

Credit Facility and Mortgage Debt

In August 2012, the Company entered into a new $40 million unsecured credit facility with a commercial bank that is utilized for working capital, hotel renovations, and other general corporate funding purposes, including the payment of redemptions and distributions. Interest payments are due monthly and the interest rate is equal to the LIBOR (London Interbank Offered Rate for a one-month term) plus 3.25%. Under the terms of the credit agreement, the Company may make voluntary prepayments in whole or in part, at any time. The Company is also required to pay a quarterly fee at an annual rate of 0.35% on the average unused balance of the credit facility. The Company’s prior $85 million unsecured credit facility, originated in October 2010, had an interest rate equal to one-month LIBOR plus 3.5%, subject to a minimum LIBOR interest rate floor of 1.5%, and was subject to a fee on the average unused balance of the facility an annualized rate of 0.50%. The credit facility matures in August 2014. At closing, the Company borrowed approximately $24.5 million under the credit facility to repay the outstanding balance and extinguish the prior $85 million credit facility and pay transaction costs. The balance outstanding under the credit facility on December 31, 2012 was $35.6 million, at an annual interest rate of approximately 3.46%. Loan origination costs totaled approximately $0.3 million and are being amortized as interest expense through the August 2014 maturity date. The credit facility contains the following quarterly financial covenants (capitalized terms are defined in the loan agreements):

●	Tangible Net Worth must exceed $325 million;

●	Total Debt to Asset Value must not exceed 50%;

●
Cumulative 12 month Distributions and Redemptions, net of proceeds from the Company’s Dividend Reinvestment Program, cannot exceed $84 million and quarterly Distributions cannot exceed $0.193 per share, unless such cumulative Net Distributions are less than total Funds From Operations for the period;

●	Loan balance must not exceed 45% of the Unencumbered Asset Value;

●	Ratio of Net Operating Income, for the Company’s unencumbered properties compared to an Implied Debt Service for the properties must exceed two; and

●	Ratio of net income before depreciation and interest expense to total Fixed Charges, on a cumulative 12 month basis, must exceed two.

 The Company was in compliance with each of these covenants at December 31, 2012.

In conjunction with the acquisition of several hotel properties, the Company assumed mortgage notes payable outstanding, secured by the applicable hotel property. In August 2012, the Company entered into four mortgage loan agreements with a commercial bank, secured by four hotel properties, for a total of $63.0 million. Scheduled payments of interest and principal are due monthly.  At closing, the Company used proceeds from each loan to reduce the outstanding balance on the Company’s prior credit facility and pay transaction costs. Combined total loan origination costs of approximately $0.3 million are being amortized as interest expense through the September 2022 maturity date for each loan. In addition, on February 28, 2011, the Company entered into a mortgage loan agreement, secured by the Company’s Houston, Texas Residence Inn property, for $10.5 million. Scheduled payments of interest and principal are due monthly. At closing, the Company used proceeds from the loan for general corporate purposes, including the reduction in the outstanding balance of the Company’s former revolving credit facility. The following table summarizes the hotel property securing each loan, the interest rate, maturity date, the principal amount assumed or originated, and the outstanding balance as of December 31, 2012 and 2011. All dollar amounts are in thousands.

Location	Brand	Interest Rate (1)	Acquisition or Loan Origination Date	Maturity Date	Principal Assumed or Originated	Outstanding balance as of December 31, 2012	Outstanding balance as of December 31, 2011
Omaha, NE	Courtyard	6.79%	11/4/2006	1/1/2014	$12,658	$10,922	$11,258
New Orleans, LA	Homewood Suites	5.85%	12/15/2006	10/1/2014	17,144	14,872	15,307
Tupelo, MS	Hampton Inn	5.90%	1/23/2007	3/1/2016	4,110	3,316	3,470
Miami, FL	Homewood Suites	6.50%	2/21/2007	7/1/2013	9,820	8,405	8,687
Highlands Ranch, CO	Residence Inn	5.94%	2/21/2007	6/1/2016	11,550	10,710	10,883
Tallahassee, FL	Fairfield Inn	6.80%	4/24/2007	1/11/2013	3,494	0	3,099
Lakeland, FL	Courtyard	6.80%	4/24/2007	1/11/2013	4,210	0	3,734
San Diego, CA	Residence Inn	6.55%	6/12/2007	4/1/2013	15,804	13,589	14,053
Provo, UT	Residence Inn	6.55%	6/12/2007	4/1/2013	5,553	4,775	4,938
Richmond, VA	Marriott	6.95%	1/25/2008	9/1/2014	25,298	22,376	23,054
Houston, TX	Residence Inn	5.71%	2/28/2011	3/1/2016	10,500	10,170	10,363
Hattiesburg, MS	Courtyard	5.00%	8/24/2012	9/1/2022	5,900	5,871	0
Rancho Bernardo, CA	Courtyard	5.00%	8/24/2012	9/1/2022	15,500	15,424	0
Kirkland, WA	Courtyard	5.00%	8/24/2012	9/1/2022	12,500	12,439	0
Seattle, WA	Residence Inn	4.96%	8/30/2012	9/1/2022	29,100	28,956	0
Total					$183,141	$161,825	$108,846
________
(1) These rates are the rates per the loan agreement. At acquisition, the Company adjusted the interest rates on the loans assumed to market rates and is amortizing the adjustments to interest expense over the life of the loan.

In October 2012, the Company extinguished through payment of the outstanding principal two mortgage notes payable.  The mortgage loans for the Tallahassee, Florida Fairfield Inn and the Lakeland, Florida Courtyard, originally assumed at acquisition of the hotels, had principal balances at pay-off of approximately $3.0 million and $3.6 million, respectively.  Each mortgage loan had an interest rate of 6.80%, a stated maturity date in January 2013, and was extinguished without premium or discount to the balance outstanding.

The aggregate amounts of principal payable under the Company’s debt obligations, for the five years subsequent to December 31, 2012 and thereafter are as follows (in thousands):

2013	$30,153
2014	84,148
2015	2,036
2016	23,898
2017	1,559
Thereafter	55,631
197,425
Fair Value Adjustment of Assumed Debt	698
Total	$198,123

A fair value adjustment was recorded upon the assumption of above market rate mortgage loans in connection with several of the Company’s hotel acquisitions. These fair value adjustments will be amortized into interest expense over the remaining term of the related indebtedness using a method approximating the effective interest rate method. The effective interest rates on the applicable debt obligations assumed ranged from 5.40% to 6.24% at the date of assumption. The total adjustment resulted in a reduction to interest expense of $603,000, $597,000, and $597,000 in each of the years 2012, 2011 and 2010. The unamortized balance of the fair value adjustment was $0.7 million at December 31, 2012 and $1.3 million at December 31, 2011.

The Company incurred loan origination costs related to the assumption of the mortgage obligations on purchased hotels, upon the origination of its current corporate unsecured credit facility and on the former corporate line of credit facilities extinguished in 2012 and 2010, and upon the origination of four mortgage loans in 2012 and one mortgage loan in 2011. Such costs are amortized over the period to maturity of the applicable mortgage loan or credit facility, or to termination of the applicable credit agreement, as an addition to interest expense.  Amortization of such costs totaled $764,000 in 2012, $799,000 in 2011 and $351,000 in 2010, and is included in interest expense.

The mortgage loan assumed on the Richmond, Virginia Marriott hotel has a stated maturity date of September 1, 2014.  As a condition of the mortgage loan, the maturity date of the note payable may be accelerated by the lender should the Company be required to expand the hotel, under terms of the ground lease on the hotel property. The Company is under no such requirement as of December 31, 2012.

Note 4

Fair Value of Financial Instruments

The Company estimates the fair value of its debt by discounting the future cash flows of each instrument at estimated market rates consistent with the maturity of the debt obligation with similar credit terms and credit characteristics which are Level 3 inputs. Market rates take into consideration general market conditions and maturity. As of December 31, 2012, the carrying value and estimated fair value of the Company’s debt was approximately $198.1 million and $204.1 million. As of December 31, 2011, the carrying value and estimated fair value of the Company’s debt was $174.8 million and $175.6 million. The carrying value of the Company’s other financial instruments approximates fair value due to the short-term nature of these financial instruments.

Note 5

Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties. These transactions cannot be construed to be arm’s length, and the results of the Company’s operations may be different if these transactions were conducted with non-related parties. The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to these contracts, as well as any new significant related party transactions. There were no changes to the contracts discussed in this section and no new significant related party transactions in 2012. The Board of Directors is not required to approve each individual transaction that falls under the related party relationships. However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The Company has a contract with Apple Suites Realty Group, Inc. (“ASRG”) to acquire and dispose of real estate assets for the Company. A fee of 2% of the gross purchase price or gross sale price with addition to certain reimbursable expenses is paid to ASRG for these services. As of December 31, 2012, payments to ASRG for services under the terms of this contract totaled approximately $18.0 million since inception, which were capitalized as a part of the purchase price of the hotels. No fees were incurred during 2012, 2011 and 2010 under this contract.

The Company is party to an advisory agreement with Apple Seven Advisors, Inc. (“A7A”) pursuant to which A7A provides management services to the Company. A7A provides these management services through an affiliate called Apple Fund Management, LLC (“AFM”), which is a wholly-owned subsidiary of Apple REIT Six, Inc. An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses, are payable to A7A for these management services. Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $1.5 million $1.0 million and $1.0 million for the years ended December 31, 2012, 2011 and 2010. At December 31, 2012, $0.5 million of the 2012 advisory fee had not been paid and was included in accounts payable and accrued expenses in the Company’s consolidated balance sheet. The increase in 2012 is due to the Company reaching the middle tier of the fee range under the advisory agreement, due to improved operating results.

In addition to the fees payable to A7A, the Company reimbursed A7A or paid directly to AFM on behalf of A7A approximately $1.8 million, $1.7 million and $1.8 million for the years ended December 31, 2012, 2011 and 2010. The costs are included in general and administrative expenses and are for the Company’s proportionate share of the staffing and related costs provided by AFM at the direction of A7A.

AFM is an affiliate of Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Suites Realty Group, Inc. and Apple Six Realty Group, Inc., (collectively the “Advisors” which are wholly owned by Glade M. Knight).  As such, the Advisors provide management services through the use of AFM to, respectively, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc. (collectively the “Apple REIT Entities”).  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described more fully below allows the companies to share costs yet attract and retain superior executives and staff. The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements. Amounts reimbursed to AFM include both compensation for personnel and “overhead” (office rent, utilities, benefits, office supplies, etc.) used by the companies. Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

The Advisors and Apple REIT Entities allocate all of the costs of AFM among the Apple REIT Entities and the Advisors.  The allocation of costs from AFM is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each Company’s level of business activity and the extent to which each Company requires the services of particular personnel of AFM. Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company. As part of this arrangement, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities. To efficiently manage cash disbursements, an individual Apple REIT Entity may make payments for any or all of the related companies. The amounts due to or from the related Apple REIT Entity are reimbursed or collected and are not significant in amount.

On November 29, 2012, Apple REIT Six, Inc. entered into a merger agreement with a potential buyer that is not affiliated with the Apple REIT Entities or its Advisors (“the merger”).  To maintain the current cost sharing structure, on November 29, 2012, Apple Nine Advisors, Inc. entered into an assignment and transfer agreement with Apple REIT Six, Inc. for the transfer of Apple REIT Six, Inc.’s interest in AFM. The assignment and transfer is expected to occur immediately after the closing of the merger.  As part of the assignment, Apple Nine Advisors, Inc. and the other Advisors agreed to indemnify the potential buyer for any liabilities related to AFM. The assignment of AFM’s interest to Apple Nine Advisors, Inc., if it occurs, will have no impact on the Company’s advisory agreement with A7A or the process of allocating costs from AFM to the Apple REIT Entities, excluding Apple REIT Six, Inc. as described above, which will increase the remaining Companies’ share of the allocated costs.

On November 29, 2012, in connection with the merger, Apple REIT Nine, Inc. entered into a transfer agreement with Apple REIT Six, Inc. for the potential acquisition of the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and the assignment of the Fort Worth, Texas office lease agreement for approximately $4.5 million which is expected to close immediately prior to the closing of the merger.  If the closing occurs, any costs associated with the Headquarters and office lease (i.e. office rent, utilities, office supplies, etc.) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple REIT Six, Inc. as described above.

A7A and ASRG are 100% owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company. Mr. Knight is also Chairman and Chief Executive Officer of Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine,

Inc. and Apple REIT Ten, Inc. Members of the Company’s Board of Directors are also on the boards of Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

Included in other assets, net on the Company’s consolidated balance sheet, is a 26% equity investment in Apple Air Holding, LLC (“Apple Air”). The other members of Apple Air are Apple REIT Six, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. Through its equity investment, the Company has access to Apple Air’s aircraft for asset management and renovation purposes. The Company’s equity investment was approximately $1.7 million and $1.9 million at December 31, 2012 and 2011. The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly. For the years ended December 31, 2012, 2011 and 2010, the Company recorded a loss of approximately $0.2 million, $0.2 million and $0.9 million as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft and the reduction in basis of the aircraft in 2010 due to the planned trade in for one new airplane in 2011, and is included in general and administrative expense in the Company’s consolidated statements of operations. Apple Air owned two aircraft during 2010, but reduced its ownership to one aircraft during the first quarter of 2011.

          The Company has incurred legal fees associated with the Legal Proceedings discussed herein. The Company also incurs other professional fees such as accounting, auditing and reporting. These fees are included in general and administrative expense in the Company’s consolidated statements of operations. To be cost effective, the services received by the Company are shared as applicable across the Apple REIT Entities. The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services. The total costs for the legal matters discussed herein for all of the Apple REIT Companies was approximately $7.3 million in 2012, of which $1.6 million was allocated to the Company.

Note 6

Shareholders’ Equity

Best-efforts Offering

The Company concluded its best-efforts offering of Units on July 17, 2007. The Company registered its Units on Registration Statement Form S-11 (File No. 333-125546). The Company began its best-efforts offering (the “Offering”) of Units on March 15, 2006, the same day the Registration Statement was declared effective by the Securities and Exchange Commission. Each Unit consists of one common share and one Series A preferred share.

Series A Preferred Shares

The Series A preferred shares have no voting rights and no conversion rights. In addition, the Series A preferred shares are not separately tradable from the common shares to which they relate. The Series A preferred shares do not have any distribution rights except a priority distribution upon the sale of the Company’s assets. The priority distribution (“Priority Distribution”) is equal to $11.00 per Series A preferred share, and will be paid before any distribution will be made to the holders of any other shares. Upon the Priority Distribution, the Series A preferred shares will have no other distribution rights.

Series B Convertible Preferred Stock

The Company has issued 240,000 Series B convertible preferred shares to Glade M. Knight, Chairman and Chief Executive Officer of the Company, in exchange for the payment by him of $0.10 per Series B convertible preferred share, or an aggregate of $24,000. The Series B convertible preferred shares are convertible into common shares pursuant to the formula and on the terms and conditions set forth below.

There are no dividends payable on the Series B convertible preferred shares. Holders of more than two-thirds of the Series B convertible preferred shares must approve any proposed amendment to the articles of incorporation that would adversely affect the Series B convertible preferred shares.

Upon the Company’s liquidation, the holder of the Series B convertible preferred shares is entitled to a priority liquidation payment before any distribution of liquidation proceeds to the holders of the common shares. However, the priority liquidation payment of the holder of the Series B convertible preferred shares is junior to the holders of the Series A preferred shares’ distribution rights. The holder of a Series B convertible preferred share is entitled to a liquidation payment of $11.00 per number of common shares each Series B convertible preferred share would be convertible into according to the formula described below. In the event that the liquidation of the Company’s assets results in proceeds that exceed the distribution rights of the Series A preferred shares and the Series B convertible preferred shares, the remaining proceeds will be distributed between the common shares and the Series B convertible preferred shares, on an as converted basis.

Each holder of outstanding Series B convertible preferred shares shall have the right to convert any of such shares into common shares of the Company upon and for 180 days following the occurrence of any of the following events:

(1) substantially all of the Company’s assets, stock or business is sold or transferred through exchange, merger, consolidation, lease, share exchange, sale or otherwise, other than a sale of assets in liquidation, dissolution or winding up of the Company;

(2) the termination or expiration without renewal of the advisory agreement with A7A, or if the Company ceases to use ASRG to provide property acquisition and disposition services; or

(3) the Company’s common shares are listed on any securities exchange or quotation system or in any established market.

Upon the occurrence of any conversion event, each Series B convertible preferred share may be converted into 24.17104 common shares. In the event the Company raises additional gross proceeds in a subsequent public offering, each Series B convertible preferred share may be converted into an additional number of common shares based on the additional gross proceeds raised through the date of conversion in a subsequent public offering according to the following formula: (X/50 million) x 1.20568, where X is the additional gross proceeds rounded down to the nearest $50 million.

No additional consideration is due upon the conversion of the Series B convertible preferred shares. The conversion into common shares of the Series B convertible preferred shares will result in dilution of the shareholders’ interests and the termination of the Series A preferred shares.

Expense related to issuance of 240,000 Series B convertible preferred shares to Mr. Knight will be recognized at such time when the number of common shares to be issued for conversion of the Series B convertible preferred shares can be reasonably estimated and the event triggering the conversion of the Series B convertible preferred shares to common shares occurs. The expense will be measured as the difference between the fair value of the common stock for which the Series B convertible preferred shares can be converted and the amounts paid for the Series B convertible preferred shares. If a conversion event had occurred at December 31, 2012, expense would have ranged from $0 to $63.8 million (assumes $11 per common share fair market value) which represents approximately 5.8 million shares of common stock.

Preferred Shares

The Company’s articles of incorporation authorize issuance of up to 15 million additional preferred shares. No preferred shares other than the Series A preferred shares and the Series B convertible preferred shares (discussed above) have been issued. The Company believes that the authorization to issue additional preferred shares benefits the Company and its shareholders by permitting flexibility in financing additional growth, giving the Company additional financing options in corporate planning and in responding to developments in business, including financing of additional acquisitions and other general corporate purposes. Having authorized preferred shares available for issuance in the future gives the Company the ability to respond to future developments and allows preferred shares to be issued without the expense and delay of a special shareholders’ meeting. At present, the Company has no specific financing or acquisition plans involving the issuance of additional preferred shares and the Company does not propose to fix the characteristics of any series of preferred shares in anticipation of issuing preferred shares other than the Series A preferred shares and Series B convertible preferred shares discussed above. The Company cannot now predict whether or to what extent, if any, additional preferred shares will be used or if so used what the characteristics of a particular series may be. The voting rights and rights to distributions of the holders of common shares will be subject to the prior rights of the holders of any subsequently-issued preferred shares. Unless otherwise required by applicable law or regulation, the preferred shares would be issuable without further authorization by holders of the common shares and on such terms and for such consideration as may be determined by the Board of Directors. The preferred shares could be issued in one or more series having varying voting rights, redemption and conversion features, distribution (including liquidating distribution) rights and preferences, and other rights, including rights of approval of specified transactions. A series of preferred shares could be given rights that are superior to rights of holders of common shares and a series having preferential distribution rights could limit common share distributions and reduce the amount holders of common shares would otherwise receive on dissolution.

Unit Redemption Program

In April 2007, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year. Shareholders may request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years. The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program. Since inception of the program through December 31, 2012, the Company has redeemed approximately 11.5 million Units representing $124.2 million, including 1.6 million Units in the amount of $17.8 million in

2012, 2.9 million Units in the amount of $32.0 million in 2011 and 3.7 million Units in the amount of $40.7 million in 2010. As contemplated in the program, beginning with the January 2011 redemption, the scheduled redemption date for the first quarter of 2011, the Company redeemed Units on a pro-rata basis. Prior to 2011, the Company redeemed 100% of redemption requests. The following is a summary of the Unit redemptions during 2011 and 2012:

Redemption Date	Requested Unit Redemptions	Units Redeemed	Redemption Requests Not Redeemed

January 2011	1,137,969	728,135	409,834
April 2011	1,303,574	728,883	574,691
July 2011	5,644,778	732,160	4,912,618
October 2011	11,332,625	727,980	10,604,645
January 2012	12,885,635	455,093	12,430,542
April 2012	12,560,001	441,458	12,118,543
July 2012	12,709,508	364,299	12,345,209
October 2012	13,003,443	363,755	12,639,688

As noted in the table above, beginning with the January 2011 redemption, the total redemption requests exceeded the authorized amount of redemptions and, as a result, the Board of Directors has and will continue to limit the amount of redemptions as it deems prudent.

Dividend Reinvestment Plan

In July 2007, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company. The uses of proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels. The Company has registered 15 million Units for potential issuance under the plan. During the years ended December 31, 2012, 2011 and 2010, approximately 1.5 million Units, representing $16.0 million in proceeds to the Company, 2.0 million Units representing $22.0 million in proceeds to the Company, and 2.2 million Units representing $24.6 million in proceeds to the Company, were issued under the plan.  Since inception of the plan through December 31, 2012, approximately 11.3 million Units, representing $124.5 million in proceeds to the Company, were issued under the plan.

Distributions

The Company’s annual distribution rate as of December 31, 2012 was $0.77 per common share, payable monthly. For the years ended December 31, 2012, 2011 and 2010, the Company made distributions of $0.77 per common share each year, for a total of $70.0 million, $70.4 million and $71.3 million, respectively.

Note 7

Stock Option Plans

In 2006 the Board of Directors approved a Non-Employee Directors Stock Option Plan (the “Directors Plan”) whereby directors, who are not employees of the Company or affiliates, automatically receive the option to purchase Units. Under the Directors Plan, the number of Units authorized for issuance is equal to 45,000 plus 1.8% of the number of Units sold in excess of the minimum offering of 4,761,905 Units. This plan currently relates to the initial public offering of 91,125,541 Units. The maximum number of Units authorized under the Directors Plan as of December 31, 2012 is 1,599,545.

Also in 2006, the Board of Directors approved an Incentive Stock Option Plan (the “Incentive Plan”) whereby incentive awards may be granted to certain personnel of the Company or affiliates. Under the Incentive Plan, the number of Units authorized for issuance is equal to 35,000 plus 4.625% of the number of Units sold in the initial offering in excess of 4,761,905. This plan also currently relates to the initial public offering of 91,125,541 Units. The maximum number of Units that can be issued under the Incentive Plan as of December 31, 2012 is 4,029,318.

Both plans generally provide, among other things, that options be granted at exercise prices not lower than the market value of the Units on the date of grant. The options expire 10 years from the date of the grant. During 2012, 2011 and 2010, the Company granted options to purchase 72,672, 73,204 and 74,224 Units, respectively, under the Directors Plan. All of the options issued vested at the date of issuance, and have an exercise price of $11 per Unit. The Company has granted no options under the Incentive Plan as of December 31, 2012. Activity in the Company’s stock option plans during 2012, 2011 and 2010 is summarized in the following table:

	Year ended	Year ended	Year ended
	December 31, 2012	December 31, 2011	December 31, 2010
Outstanding, beginning of year:	367,698	294,494	220,270
Granted	72,672	73,204	74,224
Exercised	0	0	0
Expired or canceled	0	0	0
Outstanding, end of year:	440,370	367,698	294,494
Exercisable, end of year:	440,370	367,698	294,494
The weighted-average exercise price of outstanding options:	$11.00	$11.00	$11.00

Compensation expense associated with the issuance of stock options was approximately $95,000 in 2012, $111,000 in 2011 and $117,000 in 2010.

Note 8

Management and Franchise Agreements

Each of the 48 hotels included in the Company’s continuing operations are operated and managed, under separate management agreements, by affiliates of one of the following companies (indicates the number of hotels managed): Marriott International, Inc. (“Marriott”) (3), Dimension Development Company (“Dimension”) (12), Hilton Worldwide (“Hilton”) (2), Western International (“Western”) (7), Larry Blumberg & Associates (“LBA”) (16), White Lodging Services Corporation (“White”) (3), or Inn Ventures, Inc. (“Inn Ventures”) (5). The agreements generally provide for initial terms ranging from one to twenty years. Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees, and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services. Base management fees are calculated as a percentage of gross revenues. Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to the Company, as defined in the management agreements. The Company has the option to terminate the management agreements if specified performance thresholds are not satisfied. During the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $7.1 million, $6.8 million and $6.5 million in management fees for continuing operations.

Dimension, Western, LBA, White, and Inn Ventures are not affiliated with either Marriott or Hilton, and as a result, these hotels (as well as the two hotels managed by Promus Hotels, Inc., which is an affiliate of Hilton) were required to obtain separate franchise agreements with each respective franchisor. The Hilton franchise agreements generally provide for initial terms ranging between 10 to 20 years. Fees associated with the Hilton agreements generally include the payment of royalty fees and program fees based on room revenues. The Marriott franchise agreements provide for an initial term of between six and 20 years. Fees associated with the Marriott agreements include the payment of royalty fees, marketing fees, reservation fees and a communications support fee based on room revenues. During the years ended December 31, 2012, 2011 and 2010 the Company incurred approximately $8.8 million, $8.4 million and $8.0 million in franchise fees for continuing operations.

Note 9

Gain from Settlement of Contingency

The Company recorded other income of $3.1 million in November 2010 arising from the de-recognition of a liability for taxes, previously assessed by the Broad Street Community Development Authority of Richmond, VA (“CDA”). Upon the Company’s purchase in January 2008 of the full service Marriott hotel in Richmond, VA (“MRV”), the Company assumed all remaining obligations of the MRV under a multi-year minimum tax assessment on hotels operating within the CDA’s jurisdiction. The MRV was obligated for minimum annual tax payments to the CDA of $257,000, which related to the 2003 issuance by the CDA of tax-exempt revenue bonds with maturities extending through 2033. Annual tax payments to the CDA were effective through the earlier of a) a period extending through 2033, or b) payment or defeasance in full of all applicable CDA revenue bonds. In November 2010, the CDA provided for the full defeasance or redemption of the applicable CDA revenue bonds. Accordingly, the CDA announced that assessments and collections of the prior tax have ceased as of November 2010. The Company’s net present value of the previously required minimum annual tax assessments, originally projected to extend through 2033, was $3.1 million at the date of the CDA’s bond defeasance and redemption in November 2010.

Note 10

Commitments

The Company leases the underlying land for six hotel properties and one hotel parking lot as of December 31, 2012. These land leases have remaining terms available to the Company ranging from 15 to 93 years, excluding any potential option periods to extend the initial lease term.

The initial term for the land lease for the Residence Inn in Seattle, WA extends through February 2049, with an additional three consecutive 10-year extensions available to the Company (the lessee under the assumed lease). The lease is subject to various payment adjustments during the lease term, including potential periodic increases in lease payments based on the appraised market value of the underlying land at time of adjustment. Based on an assessment of the fair value of the assumed land lease at the date of the hotel acquisition, the Company recorded an initial land lease liability. This liability is being amortized over the life of the lease, and is included in accrued expenses on the Company’s consolidated balance sheet; the amount of the liability at December 31, 2012 and 2011 was approximately $2.0 million and $2.1 million.

The initial term for the land lease for the full-service Marriott hotel in Richmond, VA extends through December 2102.  The lease is subject to payment adjustments, based on the Consumer Price Index, at stated intervals during its term. A fair value adjustment was recorded by the Company upon the assumption of the below market rate ground lease. This favorable lease asset will be amortized over the remaining term of the ground lease. The unamortized balance of the land lease’s fair value adjustment was approximately $0.9 million at December 31, 2012 and 2011, and is included in other assets, net on the Company’s consolidated balance sheet. Upon assumption of the MRV land lease, the Company also assumed certain contingent responsibilities of the hotel’s predecessor owner, with respect to the third-party lessor of the land. Dependent on conditions which include the hotel exceeding stated revenue per available room (“RevPAR”) thresholds for a trailing twelve month period (with thresholds adjusting upward by 3% annually), the Company may be obligated to construct an addition to the MRV hotel containing a minimum of 209 rooms. As of December 31, 2012, there is no requirement to commence an expansion of the MRV hotel.

The Company also assumed land leases pertaining to the Columbus, GA Fairfield Inn; Macon, GA Hilton Garden Inn; Columbus, GA TownePlace Suites; Huntsville, AL Homewood Suites; and the Miami, FL Courtyard hotel properties. Based on an assessment of each of these leases, no material land lease liability, or favorable lease asset, was assumed at date of acquisition.

The aggregate amounts of the estimated minimum lease payments pertaining to the Company’s land leases, for the five years subsequent to December 31, 2012 and thereafter are as follows (in thousands):

Total
2013	$1,052
2014	1,141
2015	1,159
2016	1,159
2017	1,166
Thereafter	91,434

Total	$97,111

Note 11

Discontinued Operations

In accordance with Accounting Standards Codification Topic 205-20, Presentation of Financial Statements – Discontinued Operations (“Topic 205-20”), the results of operations for properties designated as held-for-sale are classified as discontinued operations for all periods presented. Properties classified as real estate held for sale generally represent hotels that are actively marketed or contracted for sale with the closing expected to occur within the next twelve months. The application of Topic 205-20 does not have an impact on net income. The application of Topic 205-20 results in the reclassification of the operating results of all properties classified as held for sale through June 30, 2013, within the consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010, and the reclassification of the assets and liabilities within the consolidated balance sheets as of December 31, 2012.

In January 2013, the Company committed to sell three properties, the Fairfield Inns in Dothan, Alabama, Columbus, Georgia, and Tallahassee, Florida, and began the process of marketing efforts. As a result, the operating results of these properties have been reclassified to “Income from discontinued operations” in the Company’s consolidated statements of operations and the assets and liabilities of these properties have been reclassified to “Hotels held for sale” in the Company’s consolidated balance sheet as of December 31, 2012.

The following table sets forth the components of income (loss) from discontinued operations for the years ended December 31, 2012, 2011 and 2010 (in thousands):

	2012	2011	2010

Total revenue	$3,899	$4,497	$4,379
Hotel operating expenses	2,720	2,916	2,786
Property taxes, insurance and other	187	233	226
Depreciation expense	635	627	571
Interest expense, net	138	193	199
Loss on impairment of hotels held for sale	6,640	0	0
Income (loss) from discontinued operations	$(6,421)	$528	$597

Note 12

Industry Segments

The Company owns hotel properties throughout the United States that generate rental and other property related income. The Company separately evaluates the performance of each of its hotel properties. However, because each of the hotels has similar economic characteristics, facilities, and services, and each hotel is not individually significant, the properties have been aggregated into a single operating segment. All segment disclosures are included in, or can be derived from the Company’s consolidated financial statements.

Note 13

Legal Proceedings and Related Matters

The term the “Apple REIT Companies” means the Company, Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc. et al. putative class action lawsuit, which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Companies, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933. The consolidated complaint also asserts claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On February 16, 2012, one shareholder of the Company and Apple REIT Six, Inc., filed a putative class action lawsuit captioned Laurie Brody v. David Lerner Associates, Inc., et al., Case No. 1:12-cv-782-ERK-RER, in the United States District Court for the Eastern District of New York against the Company, Apple REIT Six, Inc., Glade M. Knight, Apple Suites Realty Group, Inc., David Lerner Associates, Inc., and certain executives of David Lerner Associates, Inc.  The complaint, purportedly brought on behalf of all purchasers of Units of the Company and Apple REIT Six, Inc., or those who otherwise acquired these Units, asserts claims for breach of fiduciary duty and aiding and abetting breach of fiduciary duty, unjust enrichment, negligence, breach of written or implied contract (against the David Lerner Associates, Inc. defendants only), and for violation of New Jersey’s state securities laws.  On March 13, 2012, by order of the court, Laurie Brody v. David Lerner Associates, Inc., et al. was consolidated into the In re Apple REITs Litigation.

On April 18, 2012, the Company, and the other Apple REIT Companies, served a motion to dismiss the consolidated complaint in the In re Apple REITs Litigation. The Company and the other Apple REIT Companies accompanied their motion to dismiss the consolidated complaint with a memorandum of law in support of their motion to dismiss the consolidated complaint. The briefing period for any motion to dismiss was completed on July 13, 2012.

The Company believes that any claims against it, its officers and directors and other Apple entities are without merit, and intends to defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

The SEC staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company’s filings with the SEC beginning in 2008, as well as the Company’s review of certain transactions involving the Company and the other Apple REIT Companies.  The Company intends to continue to cooperate with the SEC staff, and it is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers.  The Company does not believe the issues raised by the SEC staff affect the material accuracy of the Company’s consolidated financial statements.  At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution.

On October 22, 2012, the Financial Industry Regulatory Authority (“FINRA”) issued an order against David Lerner Associates, Inc. (“DLA”) and David Lerner, individually, requiring DLA to pay approximately $12 million in restitution to certain investors in Units of Apple REIT Ten, Inc. In addition, David Lerner, individually, was fined $250,000 and suspended for one year from the securities industry, followed by a two year suspension from acting as a principal. The Company relies on DLA for the administration of its Units and does not believe this settlement will affect the administration of its Units. The Company intends to continue to cooperate with regulatory or governmental inquiries.

Note 14

Quarterly Financial Data (Unaudited)

The following is a summary of quarterly results of operations for the years ended December 31, 2012 and 2011.

2012 (in thousands except per share data)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$51,426	$55,146	$55,824	$49,650
Income from continuing operations	$5,387	$8,043	$7,327	$3,850
Income (loss) from discontinued operations	$143	$96	$(28)	$(6,632)
Net income (loss)	$5,530	$8,139	$7,299	$(2,782)
Basic and diluted net income (loss) per common share	$0.06	$0.09	$0.08	$(0.03)
Distributions declared and paid per common share	$0.193	$0.193	$0.193	$0.193

2011 (in thousands except per share data)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$48,294	$53,754	$54,685	$47,649
Income from continuing operations	$5,000	$7,598	$8,273	$3,614
Income from discontinued operations	$189	$147	$164	$28
Net income	$5,189	$7,745	$8,437	$3,642
Basic and diluted net income per common share	$0.06	$0.08	$0.09	$0.04
Distributions declared and paid per common share	$0.193	$0.193	$0.193	$0.193

Income from discontinued operations and net income for the fourth quarter of 2012 includes a loss on impairment of hotels held for sale of $6.6 million, representing a net loss of $(0.07) per basic and diluted income per common share.

 Note 15

Subsequent Events

In January 2013, the Company declared and paid approximately $5.8 million or $0.064167 per outstanding common share, in distributions to its common shareholders, of which approximately $1.2 million or 111,782 Units were issued under the Company’s Dividend Reinvestment Plan.

In January 2013, under the guidelines of the Company’s Unit Redemption Program, the Company redeemed approximately 386,558 Units in the amount of $4.2 million. As contemplated in the Program, the Company redeemed Units on a pro-rata basis, whereby a percentage of each requested redemption was fulfilled at the discretion of the Company’s Board of Directors. This redemption was approximately 3% of the total 13.4 million requested Units to be redeemed, with approximately 13.0 million requested Units not redeemed.

In January 2013, the Company entered into two mortgage loan agreements with a commercial real estate lender.  The loans are separately secured by the Company’s Huntsville, Alabama Homewood Suites and Prattville, Alabama Courtyard hotels, and will amortize based on a 25 year term with a balloon payment due at maturity in February 2023.  Interest is payable monthly on the outstanding balance of each loan at an annual rate of 4.12%.  The total proceeds of $15.3 million under the two loan agreements were used to reduce the outstanding balance on the Company’s $40.0 million credit facility, and to pay loan origination and other transaction costs of approximately $0.2 million.

In February 2013, the Company extinguished through pay-off a mortgage note payable jointly secured by the San Diego, California Residence Inn and the Provo, Utah Residence Inn.  The note payable had a scheduled maturity in April 2013, and was originally assumed upon acquisition of the two hotels in 2007.  The mortgage note payable had a principal balance at pay-off of approximately $18.3 million, an interest rate of 6.55%, and was extinguished without premium or discount to the balance outstanding.  Funds for the debt extinguishment were provided by borrowings under the Company’s amended unsecured credit facility.  The Company entered into an amendment to its unsecured credit facility, also in February 2013, which increased the maximum aggregate commitment by the lender from $40.0 million to $55.0 million. Under the amendment the increase is effective until the earlier of completing its planned financing of the San Diego, California Residence Inn or April 2013. All other terms of the credit facility remain the same, including the payment of a quarterly fee on the average unused balance of the credit facility at an annual rate of 0.35%.

The Company’s Board of Directors approved a reduction in the Company’s projected distribution rate from an annual rate of $0.77 per common share to $0.66 per common share.  The change is effective with the distribution planned for April 2013.  The distribution will continue to be paid monthly.

In February 2013, the Company declared and paid approximately $5.8 million or $0.064167 per outstanding common share, in distributions to its common shareholders, of which approximately $1.2 million or 110,000 Units were reinvested under the Company’s Dividend Reinvestment Plan.

SCHEDULE III
Real Estate and Accumulated Depreciation
As of December 31, 2012
(dollars in thousands)

						Subsequently
				Initial Cost		Capitalized
					Bldg./	Bldg	Total	Acc	Date of	Date	Depreciable	# of
City	State	Brand	Encumbrances	Land	FF&E /Other	Imp. & FF&E	Gross Cost (1)	Deprec	Construction	Acquired	Life	Rooms
Montgomery	AL	Homewood Suites	$0	$972	$10,038	$446	$11,456	$(2,300)	2004	Aug-06	3 - 39 yrs.	91
Montgomery	AL	Hilton Garden Inn	0	761	9,964	1,618	12,343	(2,337)	2003	Aug-06	3 - 39 yrs.	97
Troy	AL	Hampton Inn	0	497	5,872	335	6,704	(1,399)	2003	Aug-06	3 - 39 yrs.	82
Auburn	AL	Hilton Garden Inn	0	639	9,883	1,521	12,043	(2,848)	2001	Aug-06	3 - 39 yrs.	101
Huntsville	AL	Hilton Garden Inn	0	736	9,891	240	10,867	(2,251)	2005	Aug-06	3 - 39 yrs.	101
Huntsville	AL	Homewood Suites	0	1,086	10,895	228	12,209	(2,457)	2006	Oct-06	3 - 39 yrs.	107
Prattville	AL	Courtyard	0	1,163	8,414	92	9,669	(1,730)	2007	Apr-07	3 - 39 yrs.	84
Trussville	AL	Courtyard	0	1,082	8,750	81	9,913	(1,615)	2007	Oct-07	3 - 39 yrs.	84
Huntsville	AL	TownePlace Suites	0	800	8,388	31	9,219	(1,499)	2007	Dec-07	3 - 39 yrs.	86
Dothan	AL	Residence Inn	0	816	9,102	22	9,940	(1,680)	2008	Apr-08	3 - 39 yrs.	84
Tucson	AZ	Residence Inn	0	995	15,963	76	17,034	(2,759)	2008	Jan-08	3 - 39 yrs.	124
San Diego	CA	Hilton Garden Inn	0	5,009	30,357	2,407	37,773	(6,982)	2004	May-06	3 - 39 yrs.	200
Rancho Bernardo	CA	Courtyard	15,424	4,658	32,282	804	37,744	(6,199)	1987	Dec-06	3 - 39 yrs.	210
Agoura Hills	CA	Homewood Suites	0	4,501	21,444	123	26,068	(3,836)	2007	May-07	3 - 39 yrs.	125
San Diego	CA	Residence Inn	13,589	7,334	26,235	2,461	36,030	(4,767)	1999	Jun-07	3 - 39 yrs.	121
San Diego	CA	Hampton Inn	0	5,683	37,949	2,810	46,442	(7,047)	2001	Jul-07	3 - 39 yrs.	177
Highlands Ranch	CO	Residence Inn	10,710	2,339	17,339	865	20,543	(3,166)	1996	Feb-07	3 - 39 yrs.	117
Highlands Ranch	CO	Hilton Garden Inn	0	2,510	18,553	207	21,270	(3,570)	2007	Mar-07	3 - 39 yrs.	128
Sarasota	FL	Homewood Suites	0	1,778	12,284	772	14,834	(2,925)	2005	Sep-06	3 - 39 yrs.	100
Miami	FL	Homewood Suites	8,405	3,206	22,161	2,205	27,572	(4,987)	2000	Feb-07	3 - 39 yrs.	159
Lakeland	FL	Courtyard	0	1,549	8,844	743	11,136	(1,667)	2000	Apr-07	3 - 39 yrs.	78
Miami	FL	Courtyard	0	0	15,463	185	15,648	(2,487)	2008	Sep-08	3 - 39 yrs.	118
Macon	GA	Hilton Garden Inn	0	0	10,115	98	10,213	(2,032)	2007	Jun-07	3 - 39 yrs.	101
Columbus	GA	SpringHill Suites	0	1,188	8,758	25	9,971	(1,553)	2008	Mar-08	3 - 39 yrs.	85
Columbus	GA	TownePlace Suites	0	0	8,643	28	8,671	(1,586)	2008	May-08	3 - 39 yrs.	86
Boise	ID	SpringHill Suites	0	2,015	19,589	519	22,123	(4,032)	1992	Sep-07	3 - 39 yrs.	230
New Orleans	LA	Homewood Suites	14,872	4,579	39,507	1,598	45,684	(7,548)	2002	Dec-06	3 - 39 yrs.	166
Hattiesburg	MS	Courtyard	5,871	873	8,918	127	9,918	(1,932)	2006	Oct-06	3 - 39 yrs.	84
Tupelo	MS	Hampton Inn	3,316	332	4,932	1,298	6,562	(1,615)	1994	Jan-07	3 - 39 yrs.	96
Omaha	NE	Courtyard	10,922	2,731	19,498	3,902	26,131	(5,080)	1999	Nov-06	3 - 39 yrs.	181
Cranford	NJ	Homewood Suites	0	2,607	11,375	2,093	16,075	(3,108)	2000	Mar-07	3 - 39 yrs.	108
Mahwah	NJ	Homewood Suites	0	3,665	16,481	2,231	22,377	(3,940)	2001	Mar-07	3 - 39 yrs.	110
Ronkonkoma	NY	Hilton Garden Inn	0	3,153	24,428	2,344	29,925	(4,943)	2003	Dec-06	3 - 39 yrs.	164
Cincinnati	OH	Homewood Suites	0	551	6,822	293	7,666	(1,608)	2005	Dec-06	3 - 39 yrs.	76
Memphis	TN	Homewood Suites	0	1,712	9,757	2,349	13,818	(2,968)	1989	May-07	3 - 39 yrs.	140
Houston	TX	Residence Inn	10,170	1,093	13,054	296	14,443	(3,161)	2006	Apr-06	3 - 39 yrs.	129
Brownsville	TX	Courtyard	0	1,131	7,743	112	8,986	(1,711)	2006	Jun-06	3 - 39 yrs.	90
Stafford	TX	Homewood Suites	0	498	7,578	216	8,292	(1,791)	2006	Aug-06	3 - 39 yrs.	78
San Antonio	TX	TownePlace Suites	0	700	11,525	32	12,257	(2,159)	2007	Jun-07	3 - 39 yrs.	106
Addison	TX	SpringHill Suites	0	1,545	11,312	1,654	14,511	(2,509)	2003	Aug-07	3 - 39 yrs.	159
San Antonio	TX	TownePlace Suites	0	1,126	13,093	10	14,229	(2,384)	2007	Sep-07	3 - 39 yrs.	123

						Subsequently
				Initial Cost		Capitalized
					Bldg./	Bldg	Total	Acc	Date of	Date	Depreciable	# of
City	State	Brand	Encumbrances	Land	FF&E /Other	Imp. & FF&E	Gross Cost (1)	Deprec	Construction	Acquired	Life	Rooms
El Paso	TX	Homewood Suites	0	1,169	14,656	67	15,892	(2,541)	2008	Apr-08	3 - 39 yrs.	114
Provo	UT	Residence Inn	4,775	1,352	10,394	2,967	14,713	(3,250)	1996	Jun-07	3 - 39 yrs.	114
Alexandria	VA	Courtyard	0	4,010	32,832	4,427	41,269	(6,860)	1987	Jul-07	3 - 39 yrs.	178
Richmond	VA	Marriott	22,376	0	59,614	15,917	75,531	(18,093)	1984	Jan-08	3 - 39 yrs.	410
Seattle	WA	Residence Inn	28,956	0	60,489	6,883	67,372	(14,869)	1991	Sep-06	3 - 39 yrs.	234
Vancouver	WA	SpringHill Suites	0	1,310	15,126	46	16,482	(3,064)	2007	Jun-07	3 - 39 yrs.	119
Kirkland	WA	Courtyard	12,439	3,507	28,507	235	32,249	(4,646)	2006	Oct-07	3 - 39 yrs.	150

			$161,825	$88,961	$824,817	$68,039	$981,817	$(179,491)				6,205

	2012	2011	2010
Real estate owned:
Balance as of January 1	$994,634	$986,266	$983,216
Improvements	7,446	8,368	3,050
Discontinued Operations(2)	(20,263)	-	-
Balance at December 31	$981,817	$994,634	$986,266

	2012	2011	2010
Accumulated depreciation:
Balance as of January 1	$(148,257)	$(114,097)	$(80,923)
Depreciation expense	(34,557)	(34,160)	(33,174)
Disposals	0	0	0
Discontinued Operations(2)	3,323	0	0
Balance at December 31	$(179,491)	$(148,257)	$(114,097)

(1) The cost basis for Federal Income Tax purposes approximates the basis used in this schedule.
(2) The Company has three hotels (Dothan, AL, Tallahassee, FL and Columbus, GA Fairfield Inns) that are held for sale that are not included in this schedule as of December 31, 2012.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

☒	Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
For the fiscal year ended December 31, 2012
or

☐	Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 000-52585

APPLE REIT SEVEN, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	20-2879175
(State of Organization)	(I.R.S. Employer Identification Number)

814 EAST MAIN STREET RICHMOND, VIRGINIA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Units (Each Unit is equal to one common share, no par value, and one Series A preferred share)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.    Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).   Yes  ☒    No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405, of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definition of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes   ☐    No  ☒

There is currently no established public trading market on which the Company’s common shares are traded. Based upon the price that the Company’s common equity last sold through its Dividend Reinvestment Plan, which was $11, on June 30, 2012, the aggregate market value of the voting common equity held by non-affiliates of the Company on such date was $1,000,173,000. The Company does not have any non-voting common equity.

The number of common shares outstanding on March 1, 2013 was 90,777,202.

Documents Incorporated by Reference.

The information required by Part III of this report, to the extent not set forth herein, is incorporated by reference from the Company’s definitive proxy statement for the annual meeting of shareholders to be held on May 16, 2013.

APPLE REIT SEVEN, INC.
FORM 10-K

This Form 10-K includes references to certain trademarks or service marks. The SpringHill Suites® by Marriott, TownePlace Suites® by Marriott, Fairfield Inn® by Marriott, Courtyard® by Marriott, Residence Inn® by Marriott and Marriott® trademarks are the property of Marriott International, Inc. or one of its affiliates. The Homewood Suites® by Hilton, Hilton Garden Inn®, Hampton Inn® and Hampton Inn & Suites® trademarks are the property of Hilton Worldwide or one or more of its affiliates. For convenience, the applicable trademark or servicemark symbol has been omitted but will be deemed to be included wherever the above-referenced terms are used.

PART I

This Annual Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple REIT Seven, Inc. (“the Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to implement its acquisition strategy and operating strategy; the Company’s ability to manage planned growth; changes in economic cycles; financing risks; the outcome of current and future litigation, regulatory proceedings or inquiries, changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust; and competition within the hotel and real estate industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Annual Report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the Company’s financial statements and the notes thereto, as well as the risk factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”) and Item 1A in this report. Any forward-looking statement that the Company makes speaks only as of the date of this report. The Company undertakes no obligation to publically update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Item 1.	Business

The Company is a Virginia corporation that was formed in May 2005 to invest in income-producing real estate in the United States. Initial capitalization occurred on May 26, 2005, with its first investor closing under its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) on March 15, 2006. The Company acquired its first property on April 27, 2006. The Company completed its best-efforts offering of Units in July 2007. As of December 31, 2012, the Company owned 51 hotels operating in 18 states.

The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. The Company has wholly-owned taxable REIT subsidiaries which lease all of the Company’s hotels from wholly-owned qualified REIT subsidiaries. The hotels are operated and managed by affiliates of Marriott International, Inc. (“Marriott”), Hilton Worldwide (“Hilton”), Western International (“Western”), Larry Blumberg & Associates (“LBA”), White Lodging Services Corporation (“White”), Dimension Development Company (“Dimension”), or Inn Ventures, Inc. (“Inn Ventures”) under separate hotel management agreements.

The Company has no foreign operations or assets and its operating structure includes only one segment. The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated. Refer to Part II, Item 8 of this report, for the consolidated financial statements.

Website Access

The address of the Company’s Internet website is www.applereitseven.com. The Company makes available free of charge through its Internet website its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the SEC. Information contained on the Company’s website is not incorporated by reference in this report.

Business Objectives

The Company’s primary objective is to enhance shareholder value by increasing funds from operations and cash available for distributions through internal growth and selective hotel renovation. The Company’s acquisition strategy, substantially complete as of September 2008, included purchasing underdeveloped hotels and hotels in underdeveloped markets with strong brand recognition, high levels of customer satisfaction and the potential for cash flow growth. The internal growth strategy includes utilizing the Company’s asset management expertise to improve the performance of the Company’s hotels by aggressively managing room rates, partnering with industry leaders in hotel management, thereby improving hotel revenue and operating performance, and franchising the hotels with leading brands, thereby improving the performance of each hotel in its local market.  When cost effective, the Company renovates its properties to increase its ability to compete in particular markets. Although there are many factors that influence profitability, including national and local economic conditions, the Company believes its planned renovations and strong asset management of its portfolio will continue to improve financial results over the long-term, although there can be no assurance of these results.

Financing

The Company has twelve mortgage notes payable as of December 31, 2012: seven that were assumed with the acquisition of hotels, one that was originated in February 2011, and four that were originated in August 2012. These notes had a total outstanding balance of $161.8 million at December 31, 2012, maturity dates ranging from April 2013 to September 2022, and interest rates ranging from 4.96% to 6.95%. One of the mortgage notes payable is jointly secured by two hotel properties.

The Company also has a $40 million unsecured credit facility with a commercial bank, which originated in August 2012, that is utilized for working capital, hotel renovations, and other general corporate funding purposes, including the payment of redemptions and distributions. Interest payments are due monthly and the interest rate is equal to the LIBOR (London Interbank Offered Rate for a one-month term) plus 3.25%. Under the terms of the credit agreement, the Company may make voluntary prepayments in whole or in part, at any time. The Company is also required to pay a quarterly fee at an annual rate of 0.35% on the average unused balance of the credit facility. The credit facility, which matures in August 2014, had an outstanding balance at December 31, 2012 of $35.6 million, at an annual interest rate of approximately 3.46%.

The Company’s principal sources of liquidity are operating cash flow generated from the Company’s properties and its $40 million credit facility. The Company anticipates that cash flow from operations, its current revolving credit facility and other available credit will be adequate to meet its anticipated liquidity requirements, including debt service, capital improvements, required distributions to shareholders (the Company is not required to make distributions at its current rate for REIT purposes), and planned Unit redemptions. The Company intends to maintain a relatively stable distribution rate instead of raising and lowering the distribution rate with varying economic cycles. If cash flow from operations and the credit facility are not adequate to meet liquidity requirements, the Company will attempt to utilize additional financing to achieve this objective. Although the Company has relatively low levels of debt, there can be no assurances it will be successful with this strategy and may need to reduce its distribution to required levels. If the Company were unable to extend its maturing debt in future periods or if it were default on its debt, it may be unable to make distributions or redemptions.

Hotel Industry and Competition

The hotel industry is highly competitive. Each of the Company’s hotels is located in a developed area that includes other hotels and competes for guests primarily with other hotels in the immediate vicinity, and secondarily with other hotels in the Company’s geographic market. An increase in the number of competitive hotels in a particular area could have a material adverse effect on the occupancy, average daily rate (“ADR”) and revenue per available room (“RevPAR”) of the Company’s hotels in that area. The Company believes that brand recognition, location, price and quality (of both the hotel and the services provided) are the principal competitive factors affecting the Company’s hotels. Additionally, general economic conditions in a particular market, and nationally, impact the performance of the hotel industry.

Hotel Operating Performance

At December 31, 2012, the Company owned seven Hilton Garden Inn hotels, seven Residence Inn hotels, ten Courtyard hotels, twelve Homewood Suites hotels, three Fairfield Inns, four SpringHill Suites, four TownePlace Suites, three Hampton Inn hotels, and one full-service Marriott hotel. They are located in 18 states and, in aggregate, consist of 6,426 rooms.  The Company’s portfolio of hotels is unchanged from December 31, 2011.

Room revenue for these hotels for the year ended December 31, 2012 totaled $195.3 million, and the hotels achieved average occupancy of 73%, ADR of $114 and RevPAR of $83. Room revenue for the year ended December 31, 2011 totaled $188.7 million, and the Company’s hotels achieved average occupancy of 73%, ADR of $110 and RevPAR of $80. Hotel performance is impacted by many factors including the economic conditions in the United States as well as each locality.  During the period from the second half of 2008 through 2010, the overall weakness in the U.S. economy had a considerable negative impact on both consumer and business travel.  However, economic conditions have shown evidence of improvement in 2011 and continued in 2012. Since the beginning of 2010, the Company has experienced an increase in demand over prior recessionary periods of 2008 and 2009.  While occupancy levels have stabilized, the Company has been able to modestly increase average room rates, which has led to an increase in ADR during 2012 as compared to the prior year. Although the Company realized modest revenue growth, its growth rate trailed the overall industry growth rate, which is in the mid-single digits as compared to 2011.  The below average growth rate is due primarily to factors specific to the individual markets where the Company’s hotels are located. Many of the Company’s markets have been impacted by declining demand from the government sector and increased supply. With steady demand and room rate improvement, the Company is forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012.  Although impacted by increased supply in certain markets, the Company’s hotels continue to be leaders in their respective markets. The Company’s average Market Yield for 2012 and 2011 was 124 and 126, respectively. The Market Yield is a measure of each hotel’s RevPAR compared to the average in the market; with 100 being the average (the index excludes hotels under renovation) and is provided by Smith Travel Research, Inc.® an independent company that tracks historical hotel performance in most markets throughout the world. The Company will continue to pursue market opportunities to improve revenue. See the Company’s complete financial statements in Part II, Item 8 of this report.

Management and Franchise Agreements

Each of the Company’s 51 hotels are operated and managed under separate management agreements, by affiliates of one of the following companies: Dimension, Hilton, Inn Ventures, LBA, Marriott, Western, or White. The agreements generally provide for initial terms ranging from one to twenty years. Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees, and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services. Base management fees are calculated as a percentage of gross revenues. Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to the Company, as defined in the management agreements. The Company has the option to terminate the management agreements if specified performance thresholds are not satisfied. During the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $7.2 million, $6.9 million and $6.6 million, respectively, in management fees.

Dimension, LBA, Inn Ventures, Western, and White are not affiliated with either Marriott or Hilton, and as a result, the hotels they manage (as well as the two hotels managed by Promus Hotels, Inc., which is an affiliate of Hilton) were required to obtain separate franchise agreements with each respective franchisor. The Hilton franchise agreements provide for initial terms ranging between 10 to 20 years. Fees associated with the Hilton agreements generally include the payment of royalty fees and program fees based on room revenues. The Marriott franchise agreements provide for an initial term of between six and 20 years. Fees associated with the Marriott agreements include the payment of royalty fees, marketing fees, reservation fees and a communications support fee based on room revenues. During the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $9.0 million, $8.6 million and $8.2 million, respectively, in franchise fees.

The franchise and/or management agreements provide a variety of benefits for the Company, which include national advertising, publicity, and other marketing programs designed to increase brand awareness, training of personnel, continuous review of quality standards, centralized reservation systems and best practices within the industry.

Hotel Maintenance and Renovation

The Company’s hotels have an ongoing need for renovation and refurbishment. Under various hotel management agreements, the Company has agreed to fund expenditures for periodic repairs, replacement or refurbishment of furniture, fixtures and equipment for the hotels in an amount equal to a certain percentage of gross revenues. In addition, other capital improvement projects may be directly funded by the Company. During 2012 and 2011, the Company’s capital expenditures were approximately $7.4 million and $8.4 million, respectively.

Employees

The Company does not have any employees. During 2012, all employees involved in the day-to-day operation of the Company’s hotels were employed by third party management companies engaged pursuant to the hotel management agreements. The Company utilizes, through an advisory agreement for corporate and strategic support, personnel from Apple Seven Advisors, Inc., which in turn utilizes personnel from Apple Fund Management, LLC, a subsidiary of Apple REIT Six, Inc.

Environmental Matters

In connection with each of the Company’s hotel acquisitions, the Company obtained a Phase I Environmental Report and additional environmental reports and surveys, as were necessitated by the preliminary report. Based on the reports, the Company is not aware of any environmental situations requiring remediation at the Company’s properties, which have not been, or are not currently being, remediated. No material remediation costs have occurred or are expected to occur. Under various laws, owners as well as tenants and operators of real estate may be required to investigate and clean up or remove hazardous substances present at or migrating from properties they own, lease or operate and may be held liable for property damage or personal injuries that result from hazardous substances. These laws also expose the Company to the possibility that it may become liable to reimburse governments for damages and costs they incur in connection with hazardous substances.

Seasonality

The hotel industry historically has been seasonal in nature. Seasonal variations in occupancy at the Company’s hotels may cause quarterly fluctuations in its revenues. Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters. To the extent that cash flow from operations is insufficient during any quarter, due to temporary or seasonal fluctuations in revenue, the Company expects to utilize cash on hand or available credit to make distributions.

Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties. These transactions cannot be construed to be arm’s length, and the results of the Company’s operations may be different if these transactions were conducted with non-related parties. The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to these contracts, as well as any new significant related party transactions. There were no changes to the contracts discussed in this section and no new significant related party transactions in 2012. The Board of Directors is not required to approve each individual transaction that falls under the related party relationships. However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The Company has a contract with Apple Suites Realty Group, Inc. (“ASRG”) to acquire and dispose of real estate assets for the Company. A fee of 2% of the gross purchase price or gross sale price with addition to certain reimbursable expenses is paid to ASRG for these services. As of December 31, 2012, payments to ASRG for services under the terms of this contract totaled approximately $18.0 million since inception, which were capitalized as a part of the purchase price of the hotels. No fees were incurred during 2012, 2011 and 2010 under this contract.

The Company is party to an advisory agreement with Apple Seven Advisors, Inc. (“A7A”) pursuant to which A7A provides management services to the Company. A7A provides these management services through an affiliate called Apple Fund Management, LLC (“AFM”), which is a wholly-owned subsidiary of Apple REIT Six, Inc. An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses, are payable to A7A for these management services. Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $1.5 million, $1.0 million and $1.0 million for the years ended December 31, 2012, 2011 and 2010. At December 31, 2012, $0.5 million of the 2012 advisory fee had not been paid and was included in accounts payable and accrued expenses in the Company’s consolidated balance sheet. The increase in 2012 is due to the Company reaching the middle tier of the fee range under the advisory agreement, due to improved operating results.

In addition to the fees payable to A7A, the Company reimbursed A7A or paid directly to AFM on behalf of A7A approximately $1.8 million, $1.7 million and $1.8 million for the years ended December 31, 2012, 2011 and 2010. The costs are included in general and administrative expenses and are for the Company’s proportionate share of the staffing and related costs provided by AFM at the direction of A7A.

AFM is an affiliate of Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Suites Realty Group, Inc. and Apple Six Realty Group, Inc., (collectively the “Advisors” which are wholly owned by Glade M. Knight).  As such, the Advisors provide management services through the use of AFM to, respectively, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc. (collectively the “Apple REIT Entities”).  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described more fully below allows the companies to share costs yet attract and retain superior executives and staff. The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements. Amounts reimbursed to AFM include both compensation for personnel and “overhead” (office rent, utilities, benefits, office supplies, etc.) used by the companies. Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

The Advisors and Apple REIT Entities allocate all of the costs of AFM among the Apple REIT Entities and the Advisors.  The allocation of costs from AFM is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each Company’s level of business activity and the extent to which each Company requires the services of particular personnel of AFM. Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company. As part of this arrangement, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities. To efficiently manage cash disbursements, an individual Apple REIT Entity may make payments for any or all of the related companies. The amounts due to or from the related Apple REIT Entity are reimbursed or collected and are not significant in amount.

On November 29, 2012, Apple REIT Six, Inc. entered into a merger agreement with a potential buyer that is not affiliated with the Apple REIT Entities or its Advisors (“the merger”).  To maintain the current cost sharing structure, on November 29, 2012, Apple Nine Advisors, Inc. entered into an assignment and transfer agreement with Apple REIT Six, Inc. for the transfer of Apple REIT Six, Inc.’s interest in AFM. The assignment and transfer is expected to occur immediately after the closing of the merger.  As part of the assignment, Apple Nine Advisors, Inc. and the other Advisors agreed to indemnify the potential buyer for any liabilities related to AFM. The assignment of AFM’s interest to Apple Nine Advisors, Inc., if it occurs, will have no impact on the Company’s advisory agreement with A7A or the process of allocating costs from AFM to the Apple REIT Entities, excluding Apple REIT Six, Inc. as described above, which will increase the remaining Companies’ share of the allocated costs.

On November 29, 2012, and in connection with the merger, Apple REIT Nine, Inc. entered into a transfer agreement with Apple REIT Six, Inc. for the potential acquisition of the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and the assignment of the Fort Worth, Texas office lease agreement for approximately $4.5 million which is expected to close immediately prior to the closing of the merger.  If the closing occurs, any costs associated with the Headquarters and office lease (i.e. office rent, utilities, office supplies, etc.) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple REIT Six, Inc. as described above.

A7A and ASRG are 100% owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company. Mr. Knight is also Chairman and Chief Executive Officer of Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc. Members of the Company’s Board of Directors are also on the boards of Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

Included in other assets, net on the Company’s consolidated balance sheet, is a 26% equity investment in Apple Air Holding, LLC (“Apple Air”). The other members of Apple Air are Apple REIT Six, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. Through its equity investment, the Company has access to Apple Air’s aircraft for asset management and renovation purposes. The Company’s equity investment was approximately $1.7 million and $1.9 million at December 31, 2012 and 2011. The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly. For the years ended December 31, 2012, 2011 and 2010, the Company recorded a loss of approximately $0.2 million, $0.2 million and $0.9 million as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft and the reduction in basis of the aircraft in 2010 due to the planned trade in for one new airplane in 2011, and is included in general and administrative expense in the Company’s consolidated statements of operations. Apple Air owned two aircraft during 2010, but reduced its ownership to one aircraft during the first quarter of 2011.

The Company has incurred legal fees associated with the Legal Proceedings discussed herein. The Company also incurs other professional fees such as accounting, auditing and reporting. These fees are included in general and administrative expense in the Company’s consolidated statements of operations. To be cost effective, the services received by the Company are shared as applicable across the Apple REIT Entities. The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services.  See Item 7 Management’s Discussion and Analysis of Expenses for the years ended 2012 and 2011 for more information on legal fees incurred.

Item 1A.	Risk Factors

The following describes several risk factors which are applicable to the Company. There are many factors that may affect the Company’s business and results of operations, which would affect the Company’s operating cash flow and value. You should carefully consider, in addition to the other information contained in this report, the risks described below.

Hotel Operations

The Company’s hotels are subject to all of the risks common to the hotel industry. These risks could adversely affect hotel occupancy and the rates that can be charged for hotel rooms as well as hotel operating expenses, and generally include:

•	increases in supply of hotel rooms that exceed increases in demand;
•	increases in energy costs and other travel expenses that reduce business and leisure travel;
•	reduced business and leisure travel due to continued geo-political uncertainty, including terrorism;
•	adverse effects of declines in general and local economic activity; and
•	adverse effects of a downturn in the hotel industry.

General Local and National Economic Conditions

Changes in general local or national economic or market conditions, increased costs of energy, increased costs of insurance, increased costs of products, increased costs and shortages of labor, competitive factors, fuel shortages, quality of management, the ability of a hotel chain to fulfill any obligations to operators of its hotel business, limited alternative uses for the building, changing consumer habits, condemnation or uninsured losses, changing demographics, changing traffic patterns, inability to remodel outmoded buildings as required by the franchise or lease agreement and other factors beyond the Company’s control may reduce the operating results and the value of properties that the Company owns. Additionally, these items, among others, may reduce the availability of capital to the Company. As a result, cash available to make distributions to shareholders may be affected.

Current General Economic Environment in the Lodging Industry

The United States continues to be in a low-growth economic environment and continues to experience historically high levels of unemployment.  Uncertainty over the depth and duration of this economic environment continues to have a negative impact on the lodging industry.  Although operating results have improved, high levels of unemployment and sluggish business and consumer travel trends have been evident during the past three years.  Accordingly, the Company’s financial results have been impacted by the economic environment, and future financial results and growth could be further depressed until a more expansive national economic environment is prevalent.  A weaker than anticipated economic recovery, or a return to a recessionary national economic environment, could result in low or decreased levels of business and consumer travel, negatively impacting the lodging industry, and, in turn, negatively impacting the Company’s future growth prospects and results of operations.

Hospitality Industry

The success of the Company’s properties will depend largely on the property operators’ ability to adapt to dominant trends in the hotel industry as well as greater competitive pressures, increased consolidation, industry overbuilding, dependence on consumer spending patterns and changing demographics, the introduction of new concepts and products, availability of labor, price levels and general economic conditions. The success of a particular hotel brand, the ability of a hotel brand to fulfill any obligations to operators of its business, and trends in the hotel industry may affect the Company’s income and the funds it has available to distribute to shareholders.

The hospitality industry could also experience a significant decline in occupancy and average daily rates due to a reduction in both business and leisure travel. General economic conditions, increased fuel costs, natural disasters and terrorist attacks are a few factors that could affect an individual’s willingness to travel. The Company’s property insurance will typically cover losses for property damage due to terrorist attacks or natural disasters (subject to policy deductibles). However, the Company is not insured against the potential negative effect a terrorist attack or natural disaster would have on the hospitality industry as a whole.

Seasonality

The hotel industry is seasonal in nature. Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters. As a result, there may be quarterly fluctuations in results of operations and the Company may need to enter into short-term borrowing arrangements in certain periods in order to offset these fluctuations in revenues and to make distributions to shareholders.

Franchise Agreements

The Company’s wholly-owned taxable REIT subsidiaries (or subsidiaries thereof) operate all of the properties pursuant to franchise or license agreements with nationally recognized hotel brands. These franchise agreements contain specific standards for, and restrictions and limitations on, the operation and maintenance of the Company’s properties in order to maintain uniformity within the franchisor system. These standards could potentially conflict with the Company’s ability to create specific business plans tailored to each property and to each market.

Competition

The hotel industry is highly competitive. Each of the Company’s hotels is located in a developed area that includes other hotels and competes for guests primarily with other hotels in the Company’s immediate vicinity and secondarily with other hotels in the Company’s geographic market. An increase in the number of competitive hotels in a particular area could have a material adverse effect on the occupancy, average daily rate (“ADR”) and revenue per available room (“RevPAR”) of the Company’s hotels in that area.

Illiquidity of Shares

There is and will be no public trading market for the common shares and the Series A preferred shares for an indefinite period of time, if ever. Therefore, the Units are and will be highly illiquid and very difficult to trade. There is no definite time frame to provide liquidity. There also is no definite value for the Units when a liquidity event occurs. In addition, there are restrictions on the transfer of the common shares. In order to qualify as a REIT, the shares must be beneficially owned by 100 or more persons and no more than 50% of the value of the Company’s issued and outstanding shares may be owned directly or indirectly by five or fewer individuals. Therefore, the Company’s bylaws provide that no person may own more than 9.8% of the issued and outstanding Units. Any purported transfer of the Company’s shares that would result in a violation of either of these limits will be declared null and void.

Qualification as a REIT

The rules governing a REIT are highly technical and complex. They require ongoing compliance with and interpretation of a variety of tests and regulations that depend on, among other things, future operations. While the Company expects to satisfy these tests, it cannot ensure it will qualify as a REIT for any particular year. There is also the risk that the applicable laws governing a REIT could be changed, which could adversely affect the Company and its shareholders.

Distributions to Shareholders

If the Company’s properties do not generate sufficient revenue to meet operating expenses, cash flow and the Company’s ability to make distributions to shareholders may be adversely affected. The Company is subject to all operating risks common to hotels. These risks might adversely affect occupancy or room rates. Increases in operating costs due to inflation and other factors may not necessarily be offset by increased room occupancy or rates. The local, regional and national hotel markets may limit the extent to which room rates may be increased to meet increased operating expenses without decreasing occupancy rates. While the Company intends to make distributions to shareholders, there can be no assurance that the Company will be able to make distributions at any particular time or rate, or at all. Further, there is no assurance that a distribution rate achieved for a particular period will be maintained in the future. Also, while management may establish goals as to particular rates of distribution or have an intention to make distributions at a particular rate, there can be no assurance that such goals or intentions will be realized.

The Company’s objective in setting a distribution rate is to project a rate that will provide consistency over the life of the Company, taking into account acquisitions and capital improvements, ramp up of new properties and varying economic cycles. The Company anticipates that it may need to utilize debt, offering proceeds and cash from operations to meet this objective.  The Company evaluates the distribution rate on an ongoing basis and may make changes at any time if the Company feels the rate is not appropriate based on available cash resources.

While the Company generally seeks to make distributions from operating cash flows, distributions may be made (although there is no obligation to do so) in certain circumstances in part from financing proceeds or other sources, such as proceeds from the offering of Units. While distributions from such sources would result in the shareholder receiving cash, the consequences to the shareholder would differ from a distribution from operating cash flows. For example, if financing is the source of a distribution, that financing would have to be repaid, and if proceeds from the offering of Units are distributed, those proceeds would not then be available for other uses (such as property acquisitions or improvements).

Financing Risks

Although the Company anticipates maintaining relatively low levels of debt, it may periodically use short-term financing to perform renovations to its properties, make shareholder distributions or planned Unit redemptions in periods of fluctuating income from its properties. The debt markets have been volatile and subject to increased regulation; and as a result, the Company may not be able to use debt to meet its cash requirements, including refinancing any scheduled debt maturities.

Compliance with Financial Covenants

The Company’s $40 million unsecured credit facility entered into in August 2012 contains financial covenants that could require the loans to be prepaid prior to maturity or restrict the amount and timing of distributions to shareholders. The covenants include, among others, a minimum tangible net worth, debt service coverage and fixed charge coverage ratio.

Securities Class Action Lawsuits and Governmental Regulatory Oversight

As a result of regulatory inquiries or other regulatory actions, or as a result of being publicly held, the Company may become subject to lawsuits. The Company is currently subject to one securities class action lawsuit and other suits may be filed against the Company in the future. Due to the uncertainties related to litigation, the Company is unable at this time to evaluate the likelihood of either a favorable or unfavorable outcome or to estimate the range of potential exposure. If the outcome is unfavorable, the Company may be required to pay damages and/or change its business practices, any of which could have a material adverse effect on the Company’s financial condition, results of operations and cash flows. The ability of the Company to access capital markets, including commercial debt markets, could be negatively impacted by unfavorable, or the possibility of unfavorable, outcomes to lawsuits or adverse regulatory actions.

The Company has been and may continue to be subject to regulatory inquiries, which have resulted in and which could continue to result in costs and personnel time commitment to respond. It may also be subject to action by governing regulatory agencies, as a result of its activities, which could result in costs to respond and fines or changes in the Company’s business practices, any of which could have a material adverse effect on the financial condition, results of operations, liquidity and capital resources, and cash flows of the Company.

Technology is used in operations, and any material failure, inadequacy, interruption or security failure of that technology could harm the business

The Company and its hotel managers and franchisors rely on information technology networks and systems, including the Internet, to process, transmit and store electronic information, and to manage or support a variety of business processes, including financial transactions and records, personal identifying information, reservations, billing and operating data.  Some of the information technology is purchased from vendors, on whom the systems depend. The Company and its hotel mangers and franchisors rely on commercially available and internally developed systems, software, tools and monitoring to provide security for processing, transmission and storage of confidential operator and other customer information, such as individually identifiable information, including information relating to financial accounts. Although the Company and its hotel managers and franchisors have taken steps necessary to protect the security of their information systems and the data maintained in those systems, it is possible that the safety and security measures taken will not be able to prevent the systems’ improper functioning or damage, or the improper access or disclosure of personally identifiable information such as in the event of cyber attacks. Security breaches, including physical or electronic break-ins, computer viruses, attacks by hackers and similar breaches, can create system disruptions, shutdowns or unauthorized disclosure of confidential information. Any failure to maintain proper function, security and availability of information systems could interrupt operations, damage reputation, subject the Company to liability claims or regulatory penalties and could have a material adverse effect on the business, financial condition and results of operations of the Company.

Potential losses not covered by Insurance

The Company maintains comprehensive insurance coverage for general liability, property, business interruption and other risks with respect to all of its hotels.  These policies offer coverage features and insured limits that the Company believes are customary for similar types of properties.  There are no assurances that coverage will be available at reasonable rates.  Also, various types of catastrophic losses, like earthquakes, hurricanes, or certain types of terrorism, may not be insurable or may not be economically insurable.  Even when insurable, these policies may have high deductibles and/or high premiums.  There also can be risks such as certain environmental hazards that may be deemed to fall outside the coverage. In the event of a substantial loss, the Company’s insurance coverage may not be sufficient to cover the full current market value or replacement cost of its lost investment. Should an uninsured loss or a loss in excess of insured limits occur, the Company could lose all or a portion of the capital it has invested in a hotel, as well as the anticipated future revenue from the hotel.  In that event, the Company might nevertheless remain obligated for any mortgage debt or other financial obligations related to the hotel.  Inflation, changes in building codes and ordinances, environmental considerations and other factors might also keep the Company from using insurance proceeds to replace or renovate a hotel after it has been damaged or destroyed.  The Company also may encounter challenges with an insurance provider regarding whether it will pay a particular claim that the Company believes to be covered under its policy. Under those circumstances, the insurance proceeds the Company receives might be inadequate to restore its economic position on the damaged or destroyed hotel, which could have a material adverse effect on the Company.

Item 1B.	Unresolved Staff Comments

Not applicable.

Item 2.	Properties

As of December 31, 2012, the Company owned 51 hotels located in 18 states with an aggregate of 6,426 rooms, consisting of the following:

Brand	Total by Brand	Number of Rooms
Homewood Suites	12	1,374
Courtyard	10	1,257
Residence Inn	7	923
Hilton Garden Inn	7	892
SpringHill Suites	4	593
TownePlace Suites	4	401
Hampton Inn	3	355
Fairfield Inn	3	221
Marriott	1	410
Total	51	6,426

The following table includes the location of each hotel, the date of construction, the date acquired, encumbrances, initial acquisition cost, gross carrying value and the number of rooms of each hotel.

Real Estate and Accumulated Depreciation
As of December 31, 2012
(dollars in thousands)

						Subsequently
				Initial Cost		Capitalized	Total
					Bldg./	Bldg	Gross	Acc	Date of	Date	Depreciable	# of
City	State	Brand	Encumbrances	Land	FF&E /Other	Imp. & FF&E	Cost (1)	Deprec	Construction	Acquired	Life	Rooms
Montgomery	AL	Homewood Suites	$0	$972	$10,038	$446	$11,456	$(2,300)	2004	Aug-06	3 - 39 yrs.	91
Montgomery	AL	Hilton Garden Inn	0	761	9,964	1,618	12,343	(2,337)	2003	Aug-06	3 - 39 yrs.	97
Troy	AL	Hampton Inn	0	497	5,872	335	6,704	(1,399)	2003	Aug-06	3 - 39 yrs.	82
Auburn	AL	Hilton Garden Inn	0	639	9,883	1,521	12,043	(2,848)	2001	Aug-06	3 - 39 yrs.	101
Huntsville	AL	Hilton Garden Inn	0	736	9,891	240	10,867	(2,251)	2005	Aug-06	3 - 39 yrs.	101
Huntsville	AL	Homewood Suites	0	1,086	10,895	228	12,209	(2,457)	2006	Oct-06	3 - 39 yrs.	107
Prattville	AL	Courtyard	0	1,163	8,414	92	9,669	(1,730)	2007	Apr-07	3 - 39 yrs.	84
Dothan	AL	Fairfield Inn	0	564	4,249	(1,504) (2)	3,309	(808)	1993	May-07	3 - 39 yrs.	63
Trussville	AL	Courtyard	0	1,082	8,750	81	9,913	(1,615)	2007	Oct-07	3 - 39 yrs.	84
Huntsville	AL	TownePlace Suites	0	800	8,388	31	9,219	(1,499)	2007	Dec-07	3 - 39 yrs.	86
Dothan	AL	Residence Inn	0	816	9,102	22	9,940	(1,680)	2008	Apr-08	3 - 39 yrs.	84
Tucson	AZ	Residence Inn	0	995	15,963	76	17,034	(2,759)	2008	Jan-08	3 - 39 yrs.	124
San Diego	CA	Hilton Garden Inn	0	5,009	30,357	2,407	37,773	(6,982)	2004	May-06	3 - 39 yrs.	200
Rancho Bernardo	CA	Courtyard	15,424	4,658	32,282	804	37,744	(6,199)	1987	Dec-06	3 - 39 yrs.	210
Agoura Hills	CA	Homewood Suites	0	4,501	21,444	123	26,068	(3,836)	2007	May-07	3 - 39 yrs.	125
San Diego	CA	Residence Inn	13,589	7,334	26,235	2,461	36,030	(4,767)	1999	Jun-07	3 - 39 yrs.	121
San Diego	CA	Hampton Inn	0	5,683	37,949	2,810	46,442	(7,047)	2001	Jul-07	3 - 39 yrs.	177
Highlands Ranch	CO	Residence Inn	10,710	2,339	17,339	865	20,543	(3,166)	1996	Feb-07	3 - 39 yrs.	117
Highlands Ranch	CO	Hilton Garden Inn	0	2,510	18,553	207	21,270	(3,570)	2007	Mar-07	3 - 39 yrs.	128
Sarasota	FL	Homewood Suites	0	1,778	12,284	772	14,834	(2,925)	2005	Sep-06	3 - 39 yrs.	100
Miami	FL	Homewood Suites	8,405	3,206	22,161	2,205	27,572	(4,987)	2000	Feb-07	3 - 39 yrs.	159
Tallahassee	FL	Fairfield Inn	0	904	6,208	(1,764) (2)	5,348	(1,148)	2000	Apr-07	3 - 39 yrs.	79

						Subsequently
				Initial Cost		Capitalized	Total
					Bldg./	Bldg	Gross	Acc	Date of	Date	Depreciable	# of
City	State	Brand	Encumbrances	Land	FF&E /Other	Imp. & FF&E	Cost (1)	Deprec	Construction	Acquired	Life	Rooms
Lakeland	FL	Courtyard	0	1,549	8,844	743	11,136	(1,667)	2000	Apr-07	3 - 39 yrs.	78
Miami	FL	Courtyard	0	0	15,463	185	15,648	(2,487)	2008	Sep-08	3 - 39 yrs.	118
Columbus	GA	Fairfield Inn	0	0	7,620	(2,652) (2)	4,968	(1,367)	2003	Apr-07	3 - 39 yrs.	79
Macon	GA	Hilton Garden Inn	0	0	10,115	98	10,213	(2,032)	2007	Jun-07	3 - 39 yrs.	101
Columbus	GA	SpringHill Suites	0	1,188	8,758	25	9,971	(1,553)	2008	Mar-08	3 - 39 yrs.	85
Columbus	GA	TownePlace Suites	0	0	8,643	28	8,671	(1,586)	2008	May-08	3 - 39 yrs.	86
Boise	ID	SpringHill Suites	0	2,015	19,589	519	22,123	(4,032)	1992	Sep-07	3 - 39 yrs.	230
New Orleans	LA	Homewood Suites	14,872	4,579	39,507	1,598	45,684	(7,548)	2002	Dec-06	3 - 39 yrs.	166
Hattiesburg	MS	Courtyard	5,871	873	8,918	127	9,918	(1,932)	2006	Oct-06	3 - 39 yrs.	84
Tupelo	MS	Hampton Inn	3,316	332	4,932	1,298	6,562	(1,615)	1994	Jan-07	3 - 39 yrs.	96
Omaha	NE	Courtyard	10,922	2,731	19,498	3,902	26,131	(5,080)	1999	Nov-06	3 - 39 yrs.	181
Cranford	NJ	Homewood Suites	0	2,607	11,375	2,093	16,075	(3,108)	2000	Mar-07	3 - 39 yrs.	108
Mahwah	NJ	Homewood Suites	0	3,665	16,481	2,231	22,377	(3,940)	2001	Mar-07	3 - 39 yrs.	110
Ronkonkoma	NY	Hilton Garden Inn	0	3,153	24,428	2,344	29,925	(4,943)	2003	Dec-06	3 - 39 yrs.	164
Cincinnati	OH	Homewood Suites	0	551	6,822	293	7,666	(1,608)	2005	Dec-06	3 - 39 yrs.	76
Memphis	TN	Homewood Suites	0	1,712	9,757	2,349	13,818	(2,968)	1989	May-07	3 - 39 yrs.	140
Houston	TX	Residence Inn	10,170	1,093	13,054	296	14,443	(3,161)	2006	Apr-06	3 - 39 yrs.	129
Brownsville	TX	Courtyard	0	1,131	7,743	112	8,986	(1,711)	2006	Jun-06	3 - 39 yrs.	90
Stafford	TX	Homewood Suites	0	498	7,578	216	8,292	(1,791)	2006	Aug-06	3 - 39 yrs.	78
San Antonio	TX	TownePlace Suites	0	700	11,525	32	12,257	(2,159)	2007	Jun-07	3 - 39 yrs.	106
Addison	TX	SpringHill Suites	0	1,545	11,312	1,654	14,511	(2,509)	2003	Aug-07	3 - 39 yrs.	159
San Antonio	TX	TownePlace Suites	0	1,126	13,093	10	14,229	(2,384)	2007	Sep-07	3 - 39 yrs.	123
El Paso	TX	Homewood Suites	0	1,169	14,656	67	15,892	(2,541)	2008	Apr-08	3 - 39 yrs.	114
Provo	UT	Residence Inn	4,775	1,352	10,394	2,967	14,713	(3,250)	1996	Jun-07	3 - 39 yrs.	114
Alexandria	VA	Courtyard	0	4,010	32,832	4,427	41,269	(6,860)	1987	Jul-07	3 - 39 yrs.	178
Richmond	VA	Marriott	22,376	0	59,614	15,915	75,529	(18,093)	1984	Jan-08	3 - 39 yrs.	410
Seattle	WA	Residence Inn	28,956	0	60,489	6,883	67,372	(14,869)	1991	Sep-06	3 - 39 yrs.	234
Vancouver	WA	SpringHill Suites	0	1,310	15,126	46	16,482	(3,064)	2007	Jun-07	3 - 39 yrs.	119
Kirkland	WA	Courtyard	12,439	3,507	28,507	235	32,249	(4,646)	2006	Oct-07	3 - 39 yrs.	150

			$161,825	$90,429	$842,894	$62,117	$995,440	$(182,814)				6,426

(1) The cost basis for Federal Income Tax purposes approximates the basis used in this schedule, except for an impairment loss of approximately $6.6 million included in this schedule.
(2) Amount includes a reduction in cost due to impairment loss.

Investment in real estate at December 31, 2012 consisted of the following (in thousands):

Land	$90,429
Building and Improvements	829,144
Furniture, Fixtures and Equipment	73,045
Franchise Fees	2,822
995,440
Less Accumulated Depreciation	(182,814)
Investments in Real Estate, net	$812,626

For additional information about the Company’s properties, refer to Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Item 3.	Legal Proceedings

The term the “Apple REIT Companies” means the Company, Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc., et al. putative class action lawsuit which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Companies, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933. The consolidated complaint also asserts claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On February 16, 2012, one shareholder of the Company and Apple REIT Six, Inc., filed a putative class action lawsuit captioned Laurie Brody v. David Lerner Associates, Inc., et al., Case No. 1:12-cv-782-ERK-RER, in the United States District Court for the Eastern District of New York against the Company, Apple REIT Six, Inc., Glade M. Knight, Apple Suites Realty Group, Inc., David Lerner Associates, Inc., and certain executives of David Lerner Associates, Inc.  The complaint, purportedly brought on behalf of all purchasers of Units of the Company and Apple REIT Six, Inc., or those who otherwise acquired these Units, asserts claims for breach of fiduciary duty and aiding and abetting breach of fiduciary duty, unjust enrichment, negligence, breach of written or implied contract (against the David Lerner Associates, Inc. defendants only), and for violation of New Jersey’s state securities laws.  On March 13, 2012, by order of the court, Laurie Brody v. David Lerner Associates, Inc., et al. was consolidated into the In re Apple REITs Litigation.

On April 18, 2012, the Company, and the other Apple REIT Companies, served a motion to dismiss the consolidated complaint in the In re Apple REITs Litigation. The Company and the other Apple REIT Companies accompanied their motion to dismiss the consolidated complaint with a memorandum of law in support of their motion to dismiss the consolidated complaint. The briefing period for any motion to dismiss was completed on July 13, 2012.

The Company believes that any claims against it, its officers and directors and other Apple entities are without merit, and intends to defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

On October 22, 2012, the Financial Industry Regulatory Authority (“FINRA”) issued an order against David Lerner Associates, Inc. (“DLA”) and David Lerner, individually, requiring DLA to pay approximately $12 million in restitution to certain investors in Units of Apple REIT Ten, Inc. In addition, David Lerner, individually, was fined $250,000 and suspended for one year from the securities industry, followed by a two year suspension from acting as a principal. The Company relies on DLA for the administration of its Units and does not believe this settlement will affect the administration of its Units. The Company intends to continue to cooperate with regulatory or governmental inquiries.

Item 4.               Mine Safety Disclosures

Not applicable.

PART II

Item 5.	Market For Registrant’s Common Equity, Related Shareholder Matters and Issuer Purchases of Equity Securities

Common Shares

There is currently no established public trading market in which the Company’s common shares are traded. As of December 31, 2012, there were 90.9 million Units outstanding. Each Unit consists of one common share, no par value, and one Series A preferred share of the Company. As of February 28, 2013, the Units were held by approximately 19,800 beneficial shareholders.

The Company is currently selling shares to its existing shareholders at a price of $11.00 per share through its Dividend Reinvestment Plan. This price is based on the most recent price at which an unrelated person purchased the Company’s Units from the Company. The Company also uses the original price paid for the Units ($11.00 per Unit in most cases) for redemptions under its Unit Redemption Program with the intention of providing limited liquidity based on those interested in purchasing additional Units through the Company’s Dividend Reinvestment Plan. As discussed further below, since inception of the Company’s Dividend Reinvestment Plan and Unit Redemption Program, 11.3 million Units have been issued and 11.5 million Units redeemed. The price of $11.00 is not based on an appraisal or valuation of the Company or its assets. In each of the years ended December 31, 2012 and 2011, there were tender offers made for the Units of the Company by a group of related bidders.  In July 2011, bidders announced that they acquired 23,602 Units for $3 per Unit.  In December 2011, bidders announced that they acquired 25,989 Units for $4 per Unit.  In May 2012, bidders announced that they acquired 25,669 Units for $5 per Unit.  In December 2012, bidders announced that they acquired 82,438 Units for $5 per Unit.  The total Units acquired by the four tender offers (as announced by bidders during 2012 and 2011) were 157,698 Units, representing approximately 0.17% of the Company’s outstanding Units at December 31, 2012.  The weighted average price paid for Units through applicable tender offers and the Company’s Unit Redemption Program was approximately $10.60 in 2012 and $10.85 in 2011.

Distribution Policy

To maintain its REIT status the Company is required to distribute at least 90% of its ordinary income. Distributions totaled $70.0 million in 2012, $70.4 million in 2011, and $71.3 million in 2010. Distributions from May 2009 through December 2012 were paid monthly at a rate of $0.064167 per common share. Although the Company intends to continue paying distributions on a monthly basis, the amount and timing of distributions to shareholders are within the discretion of the Company’s Board of Directors. The amount and frequency of future distributions will depend on the Company’s results of operations, cash flow from operations, economic conditions, working capital requirements, cash requirements to fund investing and financing activities, capital expenditure requirements, including improvements to and expansions of properties, as well as the distribution requirements under federal income tax provisions for qualification as a REIT. The Company’s line of credit loan agreement can potentially limit distributions to $84 million annually, subject to operational results, unless the Company is required to distribute more to meet REIT requirements.  In 2013 the Company’s Board of Directors approved a reduction of the monthly distribution rate to $0.055 per common share ($0.66 on an annual basis) effective for the distribution the Company plans to pay in April 2013.

Dividend Reinvestment Plan

In July 2007, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company. The uses of proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels. The Company has registered 15 million Units for potential issuance under the plan. During the years ended December 31, 2012 and 2011, approximately 1.5 million Units, representing $16.0 million in proceeds to the Company, and 2.0 million Units, representing $22.0 million in proceeds to the Company, were issued under the plan.  Since inception of the plan through December 31, 2012, approximately 11.3 million Units, representing $124.5 million in proceeds to the Company, were issued under the plan. As of December 31, 2012 and 2011 the Company had approximately 19.4 million and 22.8 million Units participating in the Dividend Reinvestment Plan.  Since there continues to be demand for the Units at $11 per Unit, the Company’s Board of Directors does not believe the current offering price under the Dividend Reinvestment Plan should be changed at this time. However, the Board of Directors could change the price as it determines appropriate.

Unit Redemption Program

In April 2007, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year. Shareholders may request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years. The maximum number of Units that may be redeemed in any given year is five percent of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption. The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program. As noted below, since January 2011, total redemption requests have exceeded the authorized amount of redemptions and, the Board of Directors has and will continue to limit the amount of redemptions as it deems prudent.

Since inception of the program through December 31, 2012, the Company has redeemed approximately 11.5 million Units representing $124.2 million. During the year ended December 31, 2012, the Company redeemed approximately 1.6 million Units in the amount of $17.8 million. As contemplated in the program, beginning with the January 2011 redemption, the Company redeemed Units on a pro-rata basis with approximately 64%, 56%, 13%, 6%, 4%, 4%, 3% and 3% of the amounts requested redeemed in the first, second, third and fourth quarters of 2011 and the first, second, third, and fourth quarters of 2012, respectively, leaving approximately 12.6 million Units requested but not redeemed as of the last scheduled redemption date in the fourth quarter of 2012 (October 2012). Prior to 2011, the Company had redeemed 100% of the redemption requests. The Company has a number of cash sources including cash from operations, dividend reinvestment plan proceeds, proceeds from borrowings and asset sales from which it can make redemptions. See the Company’s complete consolidated statements of cash flows for the years ended December 31, 2012, 2011 and 2010 included in the Company’s audited financial statements in Item 8 of this Form 10-K for a further description of the sources and uses of the Company’s cash flows. The following is a summary of Unit redemptions during 2011 and 2012:

Redemption Date	Requested Unit Redemptions	Units Redeemed	Redemption Requests Not Redeemed

January 2011	1,137,969	728,135	409,834
April 2011	1,303,574	728,883	574,691
July 2011	5,644,778	732,160	4,912,618
October 2011	11,332,625	727,980	10,604,645
January 2012	12,885,635	455,093	12,430,542
April 2012	12,560,001	441,458	12,118,543
July 2012	12,709,508	364,299	12,345,209
October 2012	13,003,443	363,755	12,639,688

The following is a summary of redemptions during the fourth quarter of 2012 (no redemptions occurred in November and December of 2012):

Issuer Purchases of Equity Securities

	(a)	(b)	(c)	(d)
Period	Total Number of Units Purchased	Average Price Paid per Unit	Total Number of Units Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Units that May Yet Be Purchased Under the Plans or Programs
October 2012	363,755	$10.99	363,755	(1)

(1)
The maximum number of Units that may be redeemed in any 12 month period is limited to up to five percent (5.0%) of the weighted average number of Units outstanding from the beginning of the 12 month period, subject to the Company’s right to change the number of Units to be redeemed.

Series A Preferred Shares

The Series A preferred shares have no voting rights and no conversion rights. In addition, the Series A preferred shares are not separately tradable from the common shares to which they relate. The Series A preferred shares do not have any distribution rights except a priority distribution upon the sale of the Company’s assets. The priority distribution (“Priority Distribution”) is equal to $11.00 per Series A preferred share, and will be paid before any distribution will be made to the holders of any other shares. Upon the Priority Distribution, the Series A preferred shares will have no other distribution rights.

Series B Convertible Preferred Shares

In May 2005 the Company issued 240,000 Series B convertible preferred shares to Glade M. Knight, the Company’s Chairman and Chief Executive Officer. There are no dividends payable on the Series B convertible preferred shares.

Holders of more than two-thirds of the Series B convertible preferred shares must approve any proposed amendment to the Articles of Incorporation that would adversely affect the Series B convertible preferred shares. Upon liquidation, each holder of the Series B convertible preferred shares is entitled to a priority liquidation payment. However the priority liquidation payment of the holder of the Series B convertible preferred shares is junior to the holders of the Series A preferred shares’ distribution rights. The holder of a Series B convertible preferred share is entitled to a liquidation payment of $11.00 per number of common shares into which each Series B convertible preferred share would convert. In the event that the liquidation of the Company’s assets results in proceeds that exceed the distribution rights of the Series A preferred shares and the Series B convertible preferred shares, the remaining proceeds will be distributed between the common shares and the Series B convertible preferred shares, on an as converted basis. The Series B convertible preferred shares are convertible into common shares of the Company upon and for 180 days following the occurrence of any of the following events: (1) substantially all of the Company’s assets, stock or business is sold or transferred through exchange, merger, consolidation, lease, share exchange or otherwise, other than a sale of assets in liquidation, dissolution or winding up of the Company’s business; or (2) the termination or expiration without renewal of the advisory agreement with A7A, or if the company ceases to use ASRG to provide property acquisition and disposition services; or (3) the Company’s common shares are listed on any securities exchange or quotation system or in any established market.

Preferred Shares

The Company’s articles of incorporation authorize issuance of up to 15 million additional preferred shares. No preferred shares other than the Series A preferred shares and the Series B convertible preferred shares (discussed above) have been issued. The Company believes that the authorization to issue additional preferred shares benefits the Company and its shareholders by permitting flexibility in financing additional growth, giving the Company additional financing options in corporate planning and in responding to developments in business, including financing of additional acquisitions and other general corporate purposes. Having authorized preferred shares available for issuance in the future gives the Company the ability to respond to future developments and allows preferred shares to be issued without the expense and delay of a special shareholders’ meeting. At present, the Company has no specific financing or acquisition plans involving the issuance of additional preferred shares and the Company does not propose to fix the characteristics of any series of preferred shares in anticipation of issuing preferred shares other than the Series A preferred shares and Series B convertible preferred shares discussed above. The Company cannot now predict whether or to what extent, if any, additional preferred shares will be used or if so used what the characteristics of a particular series may be. The voting rights and rights to distributions of the holders of common shares will be subject to the prior rights of the holders of any subsequently-issued preferred shares. Unless otherwise required by applicable law or regulation, the preferred shares would be issuable without further authorization by holders of the common shares and on such terms and for such consideration as may be determined by the Board of Directors. The preferred shares could be issued in one or more series having varying voting rights, redemption and conversion features, distribution (including liquidating distribution) rights and preferences, and other rights, including rights of approval of specified transactions. A series of preferred shares could be given rights that are superior to rights of holders of common shares and a series having preferential distribution rights could limit common share distributions and reduce the amount holders of common shares would otherwise receive on dissolution.

Non-Employee Directors Stock Option Plan and Incentive Plan

The Company’s Board of Directors has adopted and the Company’s shareholders have approved a non-employee directors’ stock option plan and an Incentive Plan. The options issued under each plan convert upon exercise to Units. Each Unit consists of one common share and one Series A preferred share of the Company. As of December 31, 2012, options to purchase 440,370 Units were outstanding with a weighted average exercise price of $11 per Unit under the Directors Plan. No options have been issued under the Incentive Plan. The following is a summary of securities issued under the plans as of December 31, 2012:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation plans approved by security holders
Non-Employee Directors Stock Option Plan	440,370	$11.00	1,159,175
Incentive Plan	—	$—	4,029,318

Item 6.	Selected Financial Data

The following table sets forth selected financial data for the five years ended December 31, 2012, 2011, 2010, 2009 and 2008. Certain information in the table has been derived from the Company’s audited financial statements and notes thereto. This data should be read in conjunction with Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8, the Consolidated Financial Statements and Notes thereto, appearing elsewhere in this Annual Report on Form 10-K.

(in thousands except per share and statistical data)	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Revenues:
Room revenue	$195,316	$188,652	$181,161	$174,042	$195,414
Other revenue	20,629	20,227	19,370	17,673	18,877
Total revenue	215,945	208,879	200,531	191,715	214,291

Expenses:
Hotel operating expenses	125,517	122,148	116,895	113,968	124,588
Taxes, insurance and other	13,138	12,552	12,229	13,717	13,559
General and administrative	7,196	5,031	5,177	4,600	5,881
Depreciation	34,557	34,160	33,174	32,425	28,434
Gain from settlement of contingency	-	-	(3,099)	-	-
Loss from impairment of depreciable real estate assets	6,640	-	-	-	-
Interest expense, net	10,711	9,975	7,837	6,292	3,766
Total expenses	197,759	183,866	172,213	171,002	176,228
Net income	$18,186	$25,013	$28,318	$20,713	$38,063

Per Share:
Net income per common share	$0.20	$0.27	$0.31	$0.22	$0.41
Distributions paid per common share	$0.77	$0.77	$0.77	$0.81	$0.88
Weighted-average common shares outstanding - basic and diluted	90,891	91,435	92,627	93,472	92,637

Balance Sheet Data (at end of period):
Cash and cash equivalents	$-	$-	$-	$-	$20,609
Investment in real estate, net	$812,626	$846,377	$872,169	$902,293	$920,688
Total assets	$835,503	$865,141	$891,967	$923,887	$967,844
Notes payable	$198,123	$174,847	$148,017	$117,787	$109,275
Shareholders' equity	$624,463	$677,980	$733,300	$792,257	$845,753
Net book value per share	$6.87	$7.44	$7.97	$8.47	$9.04

Other Data:
Cash Flow From (Used In):
Operating activities	$60,806	$60,035	$59,915	$55,460	$69,025
Investing activities	$(12,134)	$(6,882)	$(2,310)	$(10,926)	$(127,519)
Financing activities	$(48,672)	$(53,153)	$(57,605)	$(65,143)	$(63,334)
Number of hotels owned at end of period	51	51	51	51	51
Average Daily Rate (ADR) (a)	$114	$110	$108	$111	$120
Occupancy	73%	73%	71%	67%	71%
Revenue Per Available Room (RevPAR) (b)	$83	$80	$77	$74	$86
Total Rooms Sold (c)	1,712,349	1,707,819	1,671,174	1,568,916	1,623,062
Total Rooms Available (d)	2,352,344	2,346,432	2,346,432	2,345,356	2,272,353

Modified Funds From Operations Calculation (e):
Net income	$18,186	$25,013	$28,318	$20,713	$38,063
Loss from impairment of depreciable real estate assets	6,640	-	-	-	-
Depreciation of real estate owned	34,557	34,160	33,174	32,425	28,434
Funds from operations	59,383	59,173	61,492	53,138	66,497

(in thousands except per share and statistical data)	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Gain from settlement of contingency	-	-	(3,099)	-	-
Modified funds from operations	$59,383	$59,173	$58,393	$53,138	$66,497

(a) Total room revenue divided by number of rooms sold.
(b) ADR multiplied by occupancy percentage.
(c) Represents actual number of room nights sold during period.
(d) Represents number of rooms owned by the Company multiplied by the number of nights in the period.
(e) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles - GAAP) excluding gains and losses from sales of depreciable property, or loss from impairment of depreciable real estate assets, plus depreciation and amortization. Modified funds from operations (MFFO) excludes any gain or loss from the settlement of a contingency. The Company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company's activities in accordance with GAAP.  The Company considers FFO and MFFO as supplemental measures of operating performance in the real estate industry, and along with the other financial measures included in this Form 10-K, including net income, cash flow from operating activities, financing activities and investing activities, they provide investors with an indication of the performance of the Company.  The Company's definition of FFO and MFFO are not necessarily the same as such terms that are used by other companies.  FFO and MFFO are not necessarily indicative of cash available to fund cash needs.

Item 7.               Management’s Discussion and Analysis of Financial Condition and Results of Operations

This Annual Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to implement its acquisition strategy and operating strategy; the Company’s ability to manage planned growth; changes in economic cycles; financing risks; the outcome of current and future litigation, regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets, or classification as a real estate investment trust; and competition within the hotel and real estate industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Annual Report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the Company’s financial statements and the notes thereto, as well as the risk factors described in the Company’s filings with the Securities and Exchange Commission and Item 1A in this report. Any forward-looking statement that the Company makes speaks only as of the date of this report. The Company undertakes no obligation to publically update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Overview

Apple REIT Seven, Inc., together with its wholly owned subsidiaries (the “Company”), was formed to invest in income-producing real estate in the United States. The Company was initially capitalized on May 26, 2005, with its first investor closing on March 15, 2006. The Company completed its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) in July 2007. The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. As of December 31, 2012, the Company owned 51 hotels within different markets in the United States. The Company’s first hotel was acquired on April 27, 2006 and the last hotel was purchased in September 2008. Accordingly, the results of operations include only the results of operations of the hotels for the period owned. Exclusive of interest income, the Company had no operating revenues before the first hotel acquisition in April 2006.

Hotel Operations

Although hotel performance can be influenced by many factors including local competition, local and general economic conditions in the United States and the performance of individual managers assigned to each hotel, performance of the hotels as compared to other hotels within their respective local markets, in general, has met the Company’s expectations for the period owned. With the significant decline in economic conditions throughout the United States over the 2008 through 2010 time period, overall performance of the Company’s hotels has not met expectations since acquisition. Beginning in 2011 and continuing throughout 2012, the hotel industry and Company’s revenues have shown improvement from the significant decline in the industry during 2008 through 2010. Although there is no way to predict future general economic conditions, and there are several key factors that continue to negatively affect economic recovery in the United States and add to general market uncertainty, including but not limited to, the continued high levels of unemployment, the slow pace of the economic recovery in the United States and the uncertainty surrounding the fiscal policy of the United States, the Company and industry are forecasting  a mid-single digit percentage increase in revenue for 2013 as compared to 2012.

In evaluating financial condition and operating performance, the most important indicators on which the Company focuses are revenue measurements, such as average occupancy, average daily rate (“ADR”), revenue per available room (“RevPAR”), and market yield which compares an individual hotel’s results to other hotels in its local market, and expenses, such as hotel operating expenses, general and administrative expenses and other expenses described below.

The Company continually monitors the profitability of its properties and attempts to maximize shareholder value by timely disposal of properties. In January 2013, the Company committed to sell three underperforming assets, the Fairfield Inn’s in Dothan, Alabama, Columbus, Georgia and Tallahassee, Florida. Due to the change in anticipated hold period of these assets, the estimated undiscounted cash flow for these properties was estimated to be less than their carrying value; therefore the Company recognized a loss of $6.6 million in the fourth quarter of 2012 to adjust the basis of the properties to their estimated fair market value.

The following is a summary of the Company’s results for the years ended December 31, 2012 and 2011:

	Years Ended December 31,
(in thousands, except statistical data)	2012	Percent of Revenue	2011	Percent of Revenue	Percent Change

Total revenue	$215,945	100%	$208,879	100%	3%
Hotel operating expenses	125,517	58%	122,148	58%	3%
Taxes, insurance and other expense	13,138	6%	12,552	6%	5%
General and administrative expense	7,196	3%	5,031	2%	43%

Loss on impairment of depreciable real estate assets	6,640		0		N/A
Depreciation	34,557		34,160		1%
Interest expense, net	10,711		9,975		7%

Number of hotels	51		51		0%
Average Market Yield (1)	124		126		-2%
ADR	$114		$110		4%
Occupancy	73%		73%		0%
RevPAR	$83		$80		4%

(1) Calculated from data provided by Smith Travel Research, Inc.® Excludes hotels under renovation.

Legal Proceedings and Related Matters

The term the “Apple REIT Companies” means the Company, Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc., et al. putative class action lawsuit, which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Companies, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933. The consolidated complaint also asserts claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On February 16, 2012, one shareholder of the Company and Apple REIT Six, Inc., filed a putative class action lawsuit captioned Laurie Brody v. David Lerner Associates, Inc., et al., Case No. 1:12-cv-782-ERK-RER, in the United States District Court for the Eastern District of New York against the Company, Apple REIT Six, Inc., Glade M. Knight, Apple Suites Realty Group, Inc., David Lerner Associates, Inc., and certain executives of David Lerner Associates, Inc.  The complaint, purportedly brought on behalf of all purchasers of Units of the Company and Apple REIT Six, Inc., or those who otherwise acquired these Units, asserts claims for breach of fiduciary duty and aiding and abetting breach of fiduciary duty, unjust enrichment, negligence, breach of written or implied contract (against the David Lerner Associates, Inc. defendants only), and for violation of New Jersey’s state securities laws.  On March 13, 2012, by order of the court, Laurie Brody v. David Lerner Associates, Inc., et al. was consolidated into the In re Apple REITs Litigation.

On April 18, 2012, the Company, and the other Apple REIT Companies, served a motion to dismiss the consolidated complaint in the In re Apple REITs Litigation. The Company and the other Apple REIT Companies accompanied their motion to dismiss the consolidated complaint with a memorandum of law in support of their motion to dismiss the consolidated complaint. The briefing period for any motion to dismiss was completed on July 13, 2012.

The Company believes that any claims against it, its officers and directors and other Apple entities are without merit, and intends to defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

On October 22, 2012, the Financial Industry Regulatory Authority (“FINRA”) issued an order against David Lerner Associates, Inc. (“DLA”) and David Lerner, individually, requiring DLA to pay approximately $12 million in restitution to certain investors in Units of Apple REIT Ten, Inc. In addition, David Lerner, individually, was fined $250,000 and suspended for one year from the securities industry, followed by a two year suspension from acting as a principal. The Company relies on DLA for the administration of its Units and does not believe this settlement will affect the administration of its Units. The Company intends to continue to cooperate with regulatory or governmental inquiries.

Hotels Owned

The following table summarizes the location, brand, manager, date acquired, number of rooms and gross purchase price for each of the 51 hotels the Company owned at December 31, 2012. All dollar amounts are in thousands.

City	State	Brand	Manager	Date Acquired	Rooms	Gross Purchase Price
Houston	TX	Residence Inn	Western	4/27/06	129	$13,600
San Diego	CA	Hilton Garden Inn	Inn Ventures	5/9/06	200	34,500
Brownsville	TX	Courtyard	Western	6/19/06	90	8,550
Stafford	TX	Homewood Suites	Western	8/15/06	78	7,800
Auburn	AL	Hilton Garden Inn	LBA	8/17/06	101	10,185
Huntsville	AL	Hilton Garden Inn	LBA	8/17/06	101	10,285
Montgomery	AL	Hilton Garden Inn	LBA	8/17/06	97	10,385
Montgomery	AL	Homewood Suites	LBA	8/17/06	91	10,660
Troy	AL	Hampton Inn	LBA	8/17/06	82	6,130
Seattle	WA	Residence Inn	Inn Ventures	9/1/06	234	56,173
Sarasota	FL	Homewood Suites	Hilton	9/15/06	100	13,800
Hattiesburg	MS	Courtyard	LBA	10/5/06	84	9,455
Huntsville	AL	Homewood Suites	LBA	10/27/06	107	11,606
Omaha	NE	Courtyard	Marriott	11/4/06	181	23,100

City	State	Brand	Manager	Date Acquired	Rooms	Gross Purchase Price
Cincinnati	OH	Homewood Suites	White	12/1/06	76	$7,100
Rancho Bernardo	CA	Courtyard	Dimension	12/12/06	210	36,000
New Orleans	LA	Homewood Suites	Dimension	12/15/06	166	43,000
Ronkonkoma	NY	Hilton Garden Inn	White	12/15/06	164	27,000
Tupelo	MS	Hampton Inn	LBA	1/23/07	96	5,245
Miami	FL	Homewood Suites	Dimension	2/21/07	159	24,300
Highlands Ranch	CO	Residence Inn	Dimension	2/22/07	117	19,000
Cranford	NJ	Homewood Suites	Dimension	3/7/07	108	13,500
Mahwah	NJ	Homewood Suites	Dimension	3/7/07	110	19,500
Highlands Ranch	CO	Hilton Garden Inn	Dimension	3/9/07	128	20,500
Prattville	AL	Courtyard	LBA	4/24/07	84	9,304
Lakeland	FL	Courtyard	LBA	4/24/07	78	9,805
Tallahassee	FL	Fairfield Inn	LBA	4/24/07	79	6,647
Columbus	GA	Fairfield Inn	LBA	4/24/07	79	7,333
Agoura Hills	CA	Homewood Suites	Dimension	5/8/07	125	25,250
Memphis	TN	Homewood Suites	Hilton	5/15/07	140	11,100
Dothan	AL	Fairfield Inn	LBA	5/16/07	63	4,584
Vancouver	WA	SpringHill Suites	Inn Ventures	6/1/07	119	15,988
San Diego	CA	Residence Inn	Dimension	6/13/07	121	32,500
Provo	UT	Residence Inn	Dimension	6/13/07	114	11,250
Macon	GA	Hilton Garden Inn	LBA	6/28/07	101	10,660
San Antonio	TX	TownePlace Suites	Western	6/29/07	106	11,925
Alexandria	VA	Courtyard	Marriott	7/13/07	178	36,997
San Diego	CA	Hampton Inn	Dimension	7/19/07	177	42,000
Addison	TX	SpringHill Suites	Marriott	8/10/07	159	12,500
Boise	ID	SpringHill Suites	Inn Ventures	9/14/07	230	21,000
San Antonio	TX	TownePlace Suites	Western	9/27/07	123	13,838
Trussville	AL	Courtyard	LBA	10/4/07	84	9,510
Kirkland	WA	Courtyard	Inn Ventures	10/23/07	150	31,000
Huntsville	AL	TownePlace Suites	LBA	12/10/07	86	8,927
Tucson	AZ	Residence Inn	Western	1/17/08	124	16,640
Richmond	VA	Marriott	White	1/25/08	410	53,300
Columbus	GA	SpringHill Suites	LBA	3/6/08	85	9,675
Dothan	AL	Residence Inn	LBA	4/16/08	84	9,669
El Paso	TX	Homewood Suites	Western	4/23/08	114	15,390
Columbus	GA	TownePlace Suites	LBA	5/22/08	86	8,428
Miami	FL	Courtyard	Dimension	9/5/08	118	15,000

					6,426	$901,594

Management and Franchise Agreements

Each of the Company’s 51 hotels are operated and managed, under separate management agreements, by affiliates of one of the following companies: Dimension Development Company (“Dimension”), Hilton Worldwide (“Hilton”), Inn Ventures, Inc. (“Inn Ventures”), Larry Blumberg & Associates (“LBA”), Marriott International, Inc. (“Marriott”), Western International (“Western”), or White Lodging Services Corporation (“White”). The agreements generally provide for initial terms ranging from one to twenty years. Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees, and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services. Base management fees are calculated as a percentage of gross revenues. Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to the Company, as defined in the management agreements. The Company has the option to terminate the management agreements if specified performance thresholds are not satisfied. During the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $7.2 million, $6.9 million and $6.6 million, respectively, in management fees.

Dimension, Inn Ventures, LBA, Western, and White are not affiliated with either Marriott or Hilton, and as a result, the hotels they manage (as well as the two hotels managed by Promus Hotels, Inc., which is an affiliate of Hilton) were required to obtain separate franchise agreements with each respective franchisor. The Hilton franchise agreements provide for initial terms ranging between 10 to 20 years. Fees associated with the Hilton agreements generally include the payment of royalty fees and program fees based on room revenues. The Marriott franchise agreements provide for an initial term of between six and 20 years. Fees associated with the Marriott agreements include the payment of royalty fees, marketing fees, reservation fees and a communications support fee based on room revenues. During the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $9.0 million, $8.6 million and $8.2 million, respectively, in franchise fees.

Results of Operations for Years 2012 and 2011

As of December 31, 2012 the Company owned 51 hotels with 6,426 rooms. The Company’s portfolio of hotels owned is unchanged since December 31, 2008. Hotel performance is impacted by many factors including the economic conditions in the United States as well as each locality. During the period from the second half of 2008 through 2010, the overall weakness in the U.S. economy had a considerable negative impact on both consumer and business travel. However, economic conditions have shown evidence of improvement during the past two years. As a result, the Company expects improvement in revenue and operating income in 2013 as compared to 2012. The Company’s hotels in general have shown results consistent with its local markets and brand averages for the period of ownership.

Revenues

The Company’s principal source of revenue is hotel revenue consisting of room and other related revenue.  For the years ended December 31, 2012 and 2011, the Company had total hotel revenue of $215.9 million and $208.9 million, respectively. For the year ended December 31, 2012, the hotels achieved combined average occupancy of approximately 73%, ADR of $114 and RevPAR of $83.  For the year ended December 31, 2011, the hotels achieved combined average occupancy of approximately 73%, ADR of $110 and RevPAR of $80. ADR is calculated as room revenue divided by the number of rooms sold, and RevPAR is calculated as occupancy multiplied by ADR.

Since the beginning of 2010, the Company has experienced an increase in demand over prior recessionary periods of 2008 and 2009. While occupancy for 2012 is stable with the prior year, the Company has been able to modestly increase average room rates. Signifying a stabilizing economy, the Company experienced an increase in ADR of 4% during 2012 as compared to the prior year. Although the Company realized modest revenue growth, its RevPAR growth rate of approximately 4% was behind the overall industry growth rate, which was approximately 7%, as compared to 2011. The below average growth is due primarily to factors specific to the individual markets where the Company’s hotels are located.  Several of the Company’s markets are heavily dependent upon the government sector which has had a declining demand in certain markets. Overall, with steady demand and room rate improvement, the Company is forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012. Although impacted by increased supply in certain markets, the Company’s hotels continue to be leaders in their respective markets. The Company’s average Market Yield for 2012 and 2011 was 124 and 126. The Market Yield is a measure of each hotel’s RevPAR compared to the average in the market, with 100 being the average (the index excludes hotels under renovation) and is provided by Smith Travel Research, Inc.®, an independent company that tracks historical hotel performance in most markets throughout the world. The Company will continue to pursue market opportunities to improve revenue.

Expenses

Hotel operating expenses consist of direct room expenses, hotel administrative expense, sales and marketing expense, utilities expense, repair and maintenance expense, franchise fees and management fees. For the years ended December 31, 2012 and 2011, hotel operating expenses totaled $125.5 million and $122.1 million, representing 58% of total hotel revenue for each period. Hotel operational expenses for 2012 reflect the impact of modest increases in revenues at most of the Company’s hotels and the Company’s efforts to control costs. Certain operating costs such as management costs, certain utility costs and minimum supply and maintenance costs are relatively fixed in nature. The Company has been successful in reducing, relative to revenue increases, certain labor costs, hotel supply costs, maintenance costs and utilities by continually monitoring and sharing utilization data across its hotels and management companies. Although operating expenses will increase as occupancy and revenue increases, the Company has and will continue to work with its management companies to reduce costs as a percentage of revenue where possible while maintaining quality and service levels at each property.

Taxes, insurance, and other expenses for the years ended December 31, 2012 and 2011 were $13.1 million and $12.6 million, representing 6% of total hotel revenue for each period. Taxes have increased due to reassessment of property values by localities resulting from the improved economy. Insurance rates increased in 2012 due to property and casualty carriers’ losses world-wide in the past year. With the improved economy, the Company anticipates continued increases in property tax assessments in 2013 and a moderate increase in insurance rates.

General and administrative expense for the years ended December 31, 2012 and 2011 was $7.2 million and $5.0 million, representing 3% and 2% of total hotel revenue. The principal components of general and administrative expense are advisory fees and reimbursable expenses, legal fees, accounting fees, the Company’s share of the loss in its investment in Apple Air Holding, LLC, and reporting expenses. Total advisory fees incurred by the Company increased by approximately $0.5 million in 2012 as compared to the prior year due to the Company reaching the middle tier of the fee range under the advisory agreement. During the years ended December 31, 2012 and 2011, the Company incurred approximately $1.6 million and $0.9 million, respectively, in legal costs related to the legal matters discussed herein and continued costs responding to requests from the staff of the Securities and Exchange Commission (“SEC”). The SEC staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company’s filings with the SEC beginning in 2008, as well as the Company’s review of certain transactions involving the Company and the other Apple REIT Companies. The Company intends to continue to cooperate with the SEC staff, and is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers. The Company does not believe the issues raised by the SEC staff affect the material accuracy of the Company’s Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows. At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution. As discussed below under Related Parties, the Company shares legal counsel with the other Apple REIT Companies.  Total costs for these legal matters across all of the Apple REIT Companies was $7.3 million in 2012.  The Company anticipates it will continue to incur significant legal costs at least during the first half of 2013 related to these matters. Also during the fourth quarter of 2011 the Company began to incur costs associated with its evaluation of a potential consolidation transaction with Apple REIT Six, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. Total costs incurred during 2012 and 2011 were approximately $0.7 million and $0.1 million. In May 2012, it was determined by the Board of Directors of the Company and the Board of Directors of each of the other Apple REITs not to move forward with the potential consolidation transaction at that time.

Depreciation expense for the years ended December 31, 2012 and 2011 was $34.6 million and $34.2 million.  Depreciation expense represents the expense of the Company’s hotel buildings and related improvements, and associated personal property (furniture, fixtures and equipment) for their respective periods owned.

Interest expense, net, for the years ended December 31, 2012 and 2011 was $10.7 million and $10.0 million. Interest expense primarily arose from mortgage debt outstanding on certain properties, in addition to interest on borrowings under the Company’s unsecured credit facilities. Interest expense for the years ended December 31, 2012 and 2011 was reduced by capitalized interest of approximately $0.3 million and $0.2 million in conjunction with hotel renovations. As of December 31, 2012, the Company had debt outstanding of $198.1 million compared to $174.8 million at December 31, 2011. For the years ended December 31, 2012 and 2011, interest expense increased from 2011 primarily due to an increase in the average outstanding balance of the Company’s debt. The increase in overall debt outstanding during 2012 is to fund working capital needs, while maintaining a relatively stable distribution rate to Unit holders during a low-growth economic period.

Results of Operations for Years 2011 and 2010

Revenues

For the years ended December 31, 2011 and 2010, the Company had total hotel revenue of $208.9 million and $200.5 million. For the year ended December 31, 2011, the hotels achieved average occupancy of 73%, ADR of $110 and RevPAR of $80. For the year ended December 31, 2010, the hotels achieved average occupancy of 71%, ADR of $108 and RevPAR of $77. Since the beginning of 2010, the Company experienced an increase in demand, as shown by the improvement in average occupancy of 3% in 2011 as compared to 2010. In addition, also signifying a stabilizing economy, the Company experienced an increase in ADR of 2% in 2011 as compared to 2010.  The Company’s average Market Yield for 2011 and 2010 was 127 and 126, and excluded hotels under renovation.

Expenses

For the years ended December 31, 2011 and 2010, hotel operating expenses totaled $122.1 million and $116.9 million, representing 58% of total hotel revenue for each period. Hotel operational expenses for 2011 reflect the impact of modest increases in revenues and occupancy at most of the Company’s hotels, and the Company’s efforts to control costs in a challenging and relatively flat to low-growth economic environment during 2011.

Taxes, insurance, and other expenses for the years ended December 31, 2011 and 2010 were $12.6 million and $12.2 million, representing 6% of total hotel revenue for each period. Increases in these expenses for 2011 versus the prior year reflect higher real estate property tax assessments due to the improved economy.

General and administrative expense for the years ended December 31, 2011 and 2010 was $5.0 million and $5.2 million, representing 2% and 3% of total hotel revenue. During 2011 and 2010, the Company incurred approximately $900,000 and $500,000, respectively in legal costs related to the legal matters discussed herein and costs related to responding to requests from the staff of the SEC as discussed above.  Also, during the fourth quarter of 2011, the Company incurred costs totaling $90,000 associated with its evaluation of a potential consolidation transaction with the other Apple REITs as discussed above.

Depreciation expense for the years ended December 31, 2011 and 2010 was $34.2 million and $33.2 million, respectively.  Depreciation expense represents the expense of the Company’s hotel buildings and related improvements, and associated personal property (furniture, fixtures and equipment) for their respective periods owned.

Interest expense, net, for the years ended December 31, 2011 and 2010 was $10.0 million and $7.8 million, respectively. Interest expense primarily arose from mortgage debt outstanding on certain properties, in addition to interest on borrowings under the Company’s credit facility.  As of December 31, 2011, the Company had debt outstanding of $174.8 million compared to $148.0 million at December 31, 2010. The increase in interest expense from 2010 was due to an increase in the average outstanding balance of the Company’s debt. The increase in overall debt outstanding during 2011 was to fund working capital needs, while maintaining a relatively stable distribution rate to Unit holders during a low-growth economic period.

Gain from settlement of contingency

The Company recorded other income of $3.1 million in November 2010 arising from the de-recognition of a liability for taxes, previously assumed at purchase in January 2008 of the full service Marriott hotel in Richmond, VA. The de-recognition was a non-cash transaction and had no impact on the Company’s net cash provided by operating activities for the year ended December 31, 2010. The taxing authority to whom the tax liability was due, refinanced the debt related to the tax and therefore extinguished the Company’s liability.

Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties. These transactions cannot be construed to be arm’s length, and the results of the Company’s operations may be different if these transactions were conducted with non-related parties. The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to these contracts, as well as any new significant related party transactions. There were no changes to the contracts discussed in this section and no new significant related party transactions in 2012. The Board of Directors is not required to approve each individual transaction that falls under the related party relationships. However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The Company has a contract with Apple Suites Realty Group, Inc. (“ASRG”) to acquire and dispose of real estate assets for the Company. A fee of 2% of the gross purchase price or gross sale price with addition to certain reimbursable expenses is paid to ASRG for these services. As of December 31, 2012, payments to ASRG for services under the terms of this contract totaled approximately $18.0 million since inception, which were capitalized as a part of the purchase price of the hotels. No fees were incurred during 2012, 2011 and 2010 under this contract.

The Company is party to an advisory agreement with Apple Seven Advisors, Inc. (“A7A”) pursuant to which A7A provides management services to the Company. A7A provides these management services through an affiliate called Apple Fund Management, LLC (“AFM”), which is a wholly-owned subsidiary of Apple REIT Six, Inc. An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses, are payable to A7A for these management services. Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $1.5 million, $1.0 million and $1.0 million for the years ended December 31, 2012, 2011 and 2010. At December 31, 2012, $0.5 million of the 2012 advisory fee had not been paid and was included in accounts payable and accrued expenses in the Company’s consolidated balance sheet. The increase in 2012 is due to the Company reaching the middle tier of the fee range under the advisory agreement, due to improved operating results.

In addition to the fees payable to A7A, the Company reimbursed A7A or paid directly to AFM on behalf of A7A approximately $1.8 million, $1.7 million and $1.8 million for the years ended December 31, 2012, 2011 and 2010. The costs are included in general and administrative expenses and are for the Company’s proportionate share of the staffing and related costs provided by AFM at the direction of A7A.

AFM is an affiliate of Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Suites Realty Group, Inc. and Apple Six Realty Group, Inc., (collectively the “Advisors” which are wholly owned by Glade M. Knight).  As such, the Advisors provide management services through the use of AFM to, respectively, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc. (collectively the “Apple REIT Entities”).  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described more fully below allows the companies to share costs yet attract and retain superior executives and staff. The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements.

Amounts reimbursed to AFM include both compensation for personnel and “overhead” (office rent, utilities, benefits, office supplies, etc.) used by the companies. Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

The Advisors and Apple REIT Entities allocate all of the costs of AFM among the Apple REIT Entities and the Advisors.  The allocation of costs from AFM is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each Company’s level of business activity and the extent to which each Company requires the services of particular personnel of AFM. Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company. As part of this arrangement, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities. To efficiently manage cash disbursements, an individual Apple REIT Entity may make payments for any or all of the related companies. The amounts due to or from the related Apple REIT Entity are reimbursed or collected and are not significant in amount.

On November 29, 2012, Apple REIT Six, Inc. entered into a merger agreement with a potential buyer that is not affiliated with the Apple REIT Entities or its Advisors (“the merger”).  To maintain the current cost sharing structure, on November 29, 2012, Apple Nine Advisors, Inc. entered into an assignment and transfer agreement with Apple REIT Six, Inc. for the transfer of Apple REIT Six, Inc.’s interest in AFM. The assignment and transfer is expected to occur immediately after the closing of the merger.  As part of the assignment, Apple Nine Advisors, Inc. and the other Advisors agreed to indemnify the potential buyer for any liabilities related to AFM. The assignment of AFM’s interest to Apple Nine Advisors, Inc., if it occurs, will have no impact on the Company’s advisory agreement with A7A or the process of allocating costs from AFM to the Apple REIT Entities, excluding Apple REIT Six, Inc. as described above, which will increase the remaining Companies’ share of the allocated costs.

On November 29, 2012, in connection with the merger, Apple REIT Nine, Inc. entered into a transfer agreement with Apple REIT Six, Inc. for the potential acquisition of the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and the assignment of the Fort Worth, Texas office lease agreement for approximately $4.5 million which is expected to close immediately prior to the closing of the merger.  If the closing occurs, any costs associated with the Headquarters and office lease (i.e. office rent, utilities, office supplies, etc.) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple REIT Six, Inc. as described above.

A7A and ASRG are 100% owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company. Mr. Knight is also Chairman and Chief Executive Officer of Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc. Members of the Company’s Board of Directors are also on the boards of Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

Included in other assets, net on the Company’s consolidated balance sheet, is a 26% equity investment in Apple Air Holding, LLC (“Apple Air”). The other members of Apple Air are Apple REIT Six, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. Through its equity investment, the Company has access to Apple Air’s aircraft for asset management and renovation purposes. The Company’s equity investment was approximately $1.7 million and $1.9 million at December 31, 2012 and 2011. The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly. For the years ended December 31, 2012, 2011 and 2010, the Company recorded a loss of approximately $0.2 million, $0.2 million and $0.9 million as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft and the reduction in basis of the aircraft in 2010 due to the planned trade in for one new airplane in 2011, and is included in general and administrative expense in the Company’s consolidated statements of operations. Apple Air owned two aircraft during 2010, but reduced its ownership to one aircraft during the first quarter of 2011.

The Company has incurred legal fees associated with the Legal Proceedings discussed herein. The Company also incurs other professional fees such as accounting, auditing and reporting. These fees are included in general and administrative expense in the Company’s consolidated statements of operations. To be cost effective, the services received by the Company are shared as applicable across the Apple REIT Entities. The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services.

Series B Convertible Preferred Stock

In May 2005 the Company issued 240,000 Series B convertible preferred shares to Glade M. Knight, Chairman and Chief Executive Officer of the Company, in exchange for the payment by him of $0.10 per Series B convertible preferred share, or an aggregate of $24,000. The Series B convertible preferred shares are convertible into common shares pursuant to the formula and on the terms and conditions set forth below.

There are no dividends payable on the Series B convertible preferred shares. Holders of more than two-thirds of the Series B convertible preferred shares must approve any proposed amendment to the articles of incorporation that would adversely affect the Series B convertible preferred shares.

Upon the Company’s liquidation, the holder of the Series B convertible preferred shares is entitled to a priority liquidation payment before any distribution of liquidation proceeds to the holders of the common shares. However, the priority liquidation payment of the holder of the Series B convertible preferred shares is junior to the holders of the Series A preferred shares’ distribution rights. The holder of a Series B convertible preferred share is entitled to a liquidation payment of $11.00 per number of common shares each Series B convertible preferred share would be convertible into according to the formula described below. In the event that the liquidation of the Company’s assets results in proceeds that exceed the distribution rights of the Series A preferred shares and the Series B convertible preferred shares, the remaining proceeds will be distributed between the common shares and the Series B convertible preferred shares, on an as converted basis.

Each holder of outstanding Series B convertible preferred shares shall have the right to convert any of such shares into common shares of the Company upon and for 180 days following the occurrence of any of the following events:

(1) substantially all of the Company’s assets, stock or business is sold or transferred through exchange, merger, consolidation, lease, share exchange, sale or otherwise, other than a sale of assets in liquidation, dissolution or winding up of the Company;

(2) the termination or expiration without renewal of the advisory agreement with A7A, or if the Company ceases to use ASRG to provide property acquisition and disposition services; or

(3) the Company’s common shares are listed on any securities exchange or quotation system or in any established market.

Upon the occurrence of any conversion event, each Series B convertible preferred share may be converted into 24.17104 common shares. In the event the Company raises additional gross proceeds in a subsequent public offering, each Series B convertible preferred share may be converted into an additional number of common shares based on the additional gross proceeds raised through the date of conversion in a subsequent public offering according to the following formula: (X/50 million) x 1.20568, where X is the additional gross proceeds rounded down to the nearest $50 million.

No additional consideration is due upon the conversion of the Series B convertible preferred shares. The conversion into common shares of the Series B convertible preferred shares will result in dilution of the shareholders’ interests and the termination of the Series A preferred shares.

Expense related to issuance of 240,000 Series B convertible preferred shares to Mr. Knight will be recognized at such time when the number of common shares to be issued for conversion of the Series B convertible preferred shares can be reasonably estimated and the event triggering the conversion of the Series B convertible preferred shares to common shares occurs. The expense will be measured as the difference between the fair value of the common stock for which the Series B convertible preferred shares can be converted and the amounts paid for the Series B convertible preferred shares. If a conversion event had occurred at December 31, 2012, expense would have ranged from $0 to $63.8 million (assumes $11 per common share fair market value) which represents approximately 5.8 million shares of common stock.

Liquidity and Capital Resources

Contractual Commitments

The following is a summary of the Company’s significant contractual obligations as of December 31, 2012:

		Amount of Commitments Expiring per Period
(000’s)	Total	Less than 1 Year	2-3 Years	4-5 Years	Over 5 Years
Debt (including interest of $39.9 million)	$237,354	$39,810	$97,797	$31,729	$68,018
Ground Leases	97,111	1,052	2,300	2,325	91,434
	$334,465	$40,862	$100,097	$34,054	$159,452

Capital Resources

In August 2012, the Company entered into a new $40 million unsecured credit facility with a commercial bank that is utilized for working capital, hotel renovations and other general corporate funding purposes, including the payment of redemptions and distributions. The outstanding principal is required to be paid by the maturity date of August 30, 2014.

Interest payments are due monthly and the interest rate is equal to the LIBOR (London Interbank Offered Rate for a one-month term) plus 3.25%. The Company is also required to pay a quarterly fee at an annual rate of 0.35% on the average unused balance of the credit facility. With the availability of the Company’s credit facility, the Company generally maintains little cash on hand, accessing the facility as necessary. As a result, cash on hand was $0 at December 31, 2012 and 2011. The outstanding balance on the credit facility as of December 31, 2012 was $35.6 million and its annual interest rate was 3.46%.

At closing, the Company borrowed approximately $24.5 million under the credit facility to repay the outstanding balance and extinguish its prior $85 million credit facility and to pay transaction costs.  Loan origination costs totaled approximately $0.3 million and are being amortized as interest expense through the August 2014 maturity date. The credit facility contains the following quarterly financial covenants (capitalized terms are defined in the loan agreements):

•	Tangible Net Worth must exceed $325 million;

•	Total Debt to Asset Value must not exceed 50%;

•
Cumulative 12 month Distributions and Redemptions, net of proceeds from the Company’s Dividend Reinvestment Program, must not exceed $84 million, and quarterly Distributions will not exceed $0.193 per share, unless such cumulative Net Distributions are less than total Funds From Operations for the period;

•	Loan balance must not exceed 45% of the Unencumbered Asset Value;

•	Ratio of Net Operating Income, for the Company’s unencumbered properties compared to an Implied Debt Service for the properties must exceed two; and

•	Ratio of net income before depreciation and interest expense to total Fixed Charges, on a cumulative 12 month basis, must exceed two.

The Company was in compliance with each of these covenants at December 31, 2012.

In August 2012, the Company entered into four mortgage loan agreements with a commercial bank, secured by four hotel properties for a total of $63.0 million. At closing, the Company used proceeds from each loan to reduce the outstanding balance on the Company’s prior credit facility and pay transaction costs. Combined total loan origination costs of approximately $0.3 million are being amortized as interest expense through the September 2022 maturity date for each loan. The following table summarizes the hotel property securing each loan, the interest rate, loan origination date, maturity date and principal amount originated under each loan agreement.  All dollar amounts are in thousands.

Hotel Location	Brand	Interest Rate	Loan Origination Date	Maturity Date	Principal Originated
Hattiesburg, MS	Courtyard	5.00%	8/24/2012	9/1/2022	$5,900
Rancho Bernardo, CA	Courtyard	5.00%	8/24/2012	9/1/2022	15,500
Kirkland, WA	Courtyard	5.00%	8/24/2012	9/1/2022	12,500
Seattle, WA	Residence Inn	4.96%	8/30/2012	9/1/2022	29,100
Total					$63,000

The Company has three secured mortgage notes payable that mature in 2013. The Company extinguished one of the loans in February 2013 through a short-term increase in its line of credit and intends to refinance the extinguished loan and the other maturing loans with long term loans.

Capital Uses

In October 2012, the Company extinguished through payment of the outstanding principal, two mortgage notes payable.  The mortgage loans for the Tallahassee, Florida Fairfield Inn and the Lakeland, Florida Courtyard, originally assumed at acquisition of the hotels, had principal balances at pay-off of approximately $3.0 million and $3.6 million, respectively.

The Company’s principal sources of liquidity are the operating cash flow generated from the Company’s properties and its $40 million revolving credit facility. The Company anticipates that cash flow from operations, its current revolving credit facility and other available credit will be adequate to meet its anticipated liquidity requirements, including debt service, capital improvements, required distributions to shareholders (the Company is not required to make distributions at its current rate for REIT purposes), and planned Unit redemptions. The Company intends to maintain a relatively stable distribution rate instead of raising and lowering the distribution rate with varying economic cycles. The Company’s objective in setting a distribution rate is to project a rate that will provide consistency over the life of the Company, taking into account acquisitions, capital improvements, ramp-up of new properties and varying economic cycles. With the depressed financial results of the Company and lodging industry as compared to pre-recession levels, the Company has and will, if necessary, attempt to utilize additional financing to achieve this objective. Although the Company has relatively low levels of debt, there can be no assurances it will be successful with this strategy and may need to reduce its distributions to required levels. If the Company were to default or be unable to refinance debt maturing in the future, it may be unable to make distributions.

To maintain its REIT status the Company is required to distribute at least 90% of its ordinary income. Distributions in 2012 totaled $70.0 million and were paid monthly at a rate of $0.064167 per common share. Total 2012 dividends paid equaled $0.77 per common share. For the same period the Company’s cash generated from operations was approximately $60.8 million. This shortfall includes a return of capital and was funded primarily by borrowings on the credit facility. Since a portion of distributions has been funded with borrowed funds, the Company’s ability to maintain its current intended rate of distribution will be primarily based on the ability of the Company’s properties to generate cash from operations at this level, the Company’s ability to utilize currently available financing, or the Company’s ability to obtain additional financing. Since there can be no assurance of the Company’s ability to obtain additional financing or that the properties owned by the Company will provide income at this level, there can be no assurance as to the classification or duration of distributions at the current rate. The Board of Directors monitors the Company’s distribution rate relative to the performance of the hotels on an ongoing basis and may make additional adjustments to the distribution rate as determined to be prudent in relation to other cash requirements of the Company.

In April 2007, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year. Shareholders may request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years. The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program. Since inception of the program through December 31, 2012, the Company has redeemed approximately 11.5 million Units representing $124.2 million, including 1.6 million Units in the amount of $17.8 million, 2.9 million Units in the amount of $32.0 million, and 3.7 million Units in the amount of $40.7 million redeemed during 2012, 2011, and 2010. As contemplated in the program, beginning with the January 2011 redemption, the scheduled redemption date for the first quarter of 2011, the Company redeemed Units on a pro-rata basis. Prior to 2011, the Company redeemed 100% of redemption requests. The following is a summary of the Unit redemptions during 2011 and 2012:

Redemption Date	Requested Unit Redemptions	Units Redeemed	Redemption Requests Not Redeemed

January 2011	1,137,969	728,135	409,834
April 2011	1,303,574	728,883	574,691
July 2011	5,644,778	732,160	4,912,618
October 2011	11,332,625	727,980	10,604,645
January 2012	12,885,635	455,093	12,430,542
April 2012	12,560,001	441,458	12,118,543
July 2012	12,709,508	364,299	12,345,209
October 2012	13,003,443	363,755	12,639,688

As noted in the table above, beginning with the January 2011 redemption, the total redemption requests exceeded the authorized amount of redemptions and, as a result, the Board of Directors has and will continue to limit the amount of redemptions as it deems prudent. Currently, the Company plans to redeem under its Redemption Program approximately 1-2% of weighted average Units during 2013.

In July 2007 the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company. The uses of proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels. The Company has registered 15 million Units for potential issuance under the plan. During the years ended December 31, 2012, 2011 and 2010, approximately 1.5 million Units, representing $16.0 million in proceeds to the Company, 2.0 million Units representing $22.0 million in proceeds to the Company, and 2.2 million Units representing $24.6 million in proceeds to the Company, were issued under the plan. Since inception of the plan through December 31, 2012, approximately 11.3 million Units, representing $124.5 million in proceeds to the Company, were issued under the plan.

The Company has on-going capital commitments to fund its capital improvements. The Company is required, under all of the hotel management agreements and under certain loan agreements, to make available, for the repair, replacement, refurbishing of furniture, fixtures, and equipment, a percentage of gross revenues provided that such amount may be used for the Company’s capital expenditures with respect to the hotels. The Company expects that this amount will be adequate to fund required repair, replacement, and refurbishments and to maintain the Company’s hotels in a competitive condition. As of December 31, 2012, the Company held $9.3 million in reserve for capital expenditures. In 2012 and 2011, the Company invested approximately $7.4 million and $8.4 million in capital expenditures and anticipates investing approximately $20 million during 2013. Due to the recent recessionary low-growth economic environment, the Company invested a slightly lower than normal amount in capital expenditures in 2012 and 2011.  The Company currently does not have any existing or planned projects for new developments.

Impact of Inflation

Operators of hotels, in general, possess the ability to adjust room rates daily to reflect the effects of inflation. Competitive pressures may, however, limit the operators’ ability to raise room rates. Currently the Company is not experiencing any material impact from inflation.

Business Interruption

Being in the real estate industry, the Company is exposed to natural disasters on both a local and national scale. Although management believes there is adequate insurance to cover this exposure, there can be no assurance that such events will not have a material adverse effect on the Company’s financial position or results of operations.

Seasonality

The hotel industry historically has been seasonal in nature. Seasonal variations in occupancy at the Company’s hotels may cause quarterly fluctuations in its revenues. Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters. To the extent that cash flow from operations is insufficient during any quarter, due to temporary or seasonal fluctuations in revenue, the Company expects to utilize cash on hand or, if necessary, any available other financing sources to make distributions.

Critical Accounting Policies

The following contains a discussion of what the Company believes to be critical accounting policies. These items should be read to gain a further understanding of the principles used to prepare the Company’s financial statements. These principles include application of judgment; therefore, changes in judgments may have a significant impact on the Company’s reported results of operations and financial condition.

Capitalization Policy

The Company considers expenditures to be capital in nature based on the following criteria: (1) for a single asset, the cost must be at least $500, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; (2) for group purchases of 10 or more identical assets, the unit cost for each asset must be at least $50, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; and (3) for major repairs to a single asset, the repair must be at least $2,500 and the useful life of the asset must be substantially extended.

Impairment Losses Policy

The Company records impairment losses on hotel properties used in operations if indicators of impairment are present, and the sum of the undiscounted cash flows estimated to be generated by the respective properties over their estimated remaining useful life, based on historical and industry data, is less than the properties’ carrying amount. Indicators of impairment include a property with current or potential losses from operations, when it becomes more likely than not that a property will be sold before the end of its previously estimated useful life or when events, trends, contingencies or changes in circumstances indicate that a triggering event has occurred and an asset’s carrying value may not be recoverable. The Company monitors its properties on an ongoing basis by analytically reviewing financial performance and considers each property individually for purposes of reviewing for indicators of impairment. As many indicators of impairment are subjective, such as general economic and market declines, the Company also prepares an annual recoverability analysis for each of its properties to assist with its evaluation of impairment indicators.  The analysis compares each property’s net book value to each property’s estimated operating income using current operating results for each stabilized property and projected stabilized operating results based on the property’s market for properties that recently opened, were recently renovated or experienced other short-term business disruption.  Since the Company’s planned initial hold period for each property is 39 years the Company’s ongoing analysis and annual recoverability analysis have not identified any impairment losses and no impairment losses have been recorded to date other than the impairment on three properties discussed below.  If events or circumstances change such as the Company’s intended hold period for a property or if the operating performance of a property declines substantially for an extended period of time, the Company’s carrying value for a particular property may not be recoverable and an impairment loss will be recorded.  Impairment losses are measured as the difference between the asset’s fair value and its carrying value. During December 2012, the Company identified three properties that it would consider selling in the next year due to anticipated returns for needed capital investment being below returns for other investment opportunities. In January 2013 management committed to a marketing effort to sell these properties. Since the Company’s anticipated hold period for these properties was reduced, the estimated undiscounted cash flows for these properties was estimated to be less than their carrying value; therefore the Company adjusted the carrying value of the properties to their estimated fair market value, which resulted in an impairment loss of $6.6 million.

Subsequent Events

In January 2013, the Company declared and paid approximately $5.8 million or $0.064167 per outstanding common share, in distributions to its common shareholders, of which approximately $1.2 million or 111,782 Units were issued under the Company’s Dividend Reinvestment Plan.

In January 2013, under the guidelines of the Company’s Unit Redemption Program, the Company redeemed approximately 386,558 Units in the amount of $4.2 million. As contemplated in the Program, the Company redeemed Units on a pro-rata basis, whereby a percentage of each requested redemption was fulfilled at the discretion of the Company’s Board of Directors. This redemption was approximately 3% of the total 13.4 million requested Units to be redeemed, with approximately 13.0 million requested Units not redeemed.

In January 2013, the Company entered into two mortgage loan agreements with a commercial real estate lender.  The loans are separately secured by the Company’s Huntsville, Alabama Homewood Suites and Prattville, Alabama Courtyard hotels, and will amortize based on a 25 year term with a balloon payment due at maturity in February 2023.  Interest is payable monthly on the outstanding balance of each loan at an annual rate of 4.12%.  The total proceeds of $15.3 million under the two loan agreements were used to reduce the outstanding balance on the Company’s $40.0 million credit facility, and to pay loan origination and other transaction costs of approximately $0.2 million.

In February 2013, the Company extinguished through pay-off a mortgage note payable jointly secured by the San Diego, California Residence Inn and the Provo, Utah Residence Inn.  The note payable had a scheduled maturity in April 2013, and was originally assumed upon acquisition of the two hotels in 2007.  The mortgage note payable had a principal balance at pay-off of approximately $18.3 million, an interest rate of 6.55%, and was extinguished without premium or discount to the balance outstanding.  Funds for the debt extinguishment were provided by borrowings under the Company’s amended unsecured credit facility.  The Company entered into an amendment to its unsecured credit facility, also in February 2013, which increased the maximum aggregate commitment by the lender from $40.0 million to $55.0 million. Under the amendment the increase is effective until the earlier of completing its planned financing of the San Diego, California Residence Inn or April 2013. All other terms of the credit facility remain the same, including the payment of a quarterly fee on the average unused balance of the credit facility at an annual rate of 0.35%.

The Company’s Board of Directors approved a reduction in the Company’s projected distribution rate from an annual rate of $0.77 per common share to $0.66 per common share.  The change is effective with the distribution planned for April 2013.  The distribution will continue to be paid monthly.

In February 2013, the Company declared and paid approximately $5.8 million or $0.064167 per outstanding common share, in distributions to its common shareholders, of which approximately $1.2 million or 110,000 Units were reinvested under the Company’s Dividend Reinvestment Plan.

Item 7A.            Quantitative and Qualitative Disclosures About Market Risk

The Company does not engage in transactions in derivative financial instruments or derivative commodity instruments. As of December 31, 2012, the Company’s financial instruments were not exposed to significant market risk due to foreign currency exchange risk, commodity price risk or equity price risk. The Company will be exposed to interest rate risk due to possible changes in short term interest rates as it invests its cash or borrows on its credit facility. Based on the balance of the Company’s credit facility at December 31, 2012 of $35.6 million, every 100 basis points change in interest rates could impact the Company’s annual net income by $356,000, all other factors remaining the same. The Company’s cash balance at December 31, 2012 was $0.

In addition to its $35.6 million outstanding balance under its credit facility at December 31, 2012 (the credit facility’s interest rate at December 31, 2012 was approximately 3.46%), which matures in August 2014 and is included in the table below, the Company has fixed interest rate notes payable to lenders under permanent financing arrangements. The following table summarizes the annual maturities and average interest rates of the Company’s variable rate and fixed rate notes payable outstanding at December 31, 2012.

(000's)	2013	2014	2015	2016	2017	Thereafter	Total	Fair Market Value
Maturities	$30,153	$84,148	$2,036	$23,898	$1,559	$55,631	$197,425	$204,121
Average interest rates	5.3%	5.1%	5.2%	5.1%	5.0%	5.0%

Item 8.	Financial Statements and Supplementary Data

Report of Management
on Internal Control Over Financial Reporting

March 6, 2013
To the Shareholders
Apple REIT Seven, Inc.

Management of Apple REIT Seven, Inc. (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting and for the assessment of the effectiveness of internal control over financial reporting. As defined by the Securities and Exchange Commission, internal control over financial reporting is a process designed by, or under the supervision of the Company’s principal executive and principal financial officers and effected by the Company’s Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the consolidated financial statements in accordance with U.S. generally accepted accounting principles.

The Company’s internal control over financial reporting is supported by written policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the Company’s transactions and dispositions of the Company’s assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of the consolidated financial statements in accordance with generally accepted accounting principles, and the receipts and expenditures of the Company are being made only in accordance with authorizations of the Company’s management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In connection with the preparation of the Company’s annual consolidated financial statements, management has undertaken an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO Framework). Management’s assessment included an evaluation of the design of the Company’s internal control over financial reporting and testing of the operational effectiveness of those controls.

Based on this assessment, management has concluded that as of December 31, 2012, the Company’s internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

Ernst & Young LLP, the independent registered public accounting firm that audited the Company’s consolidated financial statements included in this report, has issued an attestation report on the Company’s internal control over financial reporting, a copy of which appears on the next page of this annual report.

/s/ GLADE M. KNIGHT	/s/ BRYAN PEERY
Glade M. Knight	Bryan Peery
Chairman and Chief Executive Officer	Chief Financial Officer (Principal Accounting Officer)

Report of Independent Registered Public Accounting Firm
on Internal Control Over Financial Reporting

The Board of Directors and Shareholders of
Apple REIT Seven, Inc.

We have audited Apple REIT Seven, Inc.’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). Apple REIT Seven, Inc.’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Report of Management on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Apple REIT Seven, Inc. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2012, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the 2012 consolidated financial statements of Apple REIT Seven, Inc. and our report dated March 6, 2013 expressed an unqualified opinion thereon.

/s/ ERNST & YOUNG LLP
Richmond, Virginia
March 6, 2013

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Apple REIT Seven, Inc.

We have audited the accompanying consolidated balance sheets of Apple REIT Seven, Inc. as of December 31, 2012 and 2011, and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2012. Our audits also included the financial statement schedule listed in the Index at Item 15(2). These financial statements and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Apple REIT Seven, Inc. at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Apple REIT Seven, Inc.’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 6, 2013 expressed an unqualified opinion thereon.

/s/ ERNST & YOUNG LLP
Richmond, Virginia
March 6, 2013

APPLE REIT SEVEN, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	As of December 31,
	2012	2011

Assets
Investment in real estate, net of accumulated depreciation of $182,814 and $148,257, respectively	$812,626	$846,377
Restricted cash-furniture, fixtures and other escrows	11,354	7,141
Due from third party managers, net	6,798	6,426
Other assets, net	4,725	5,197
Total Assets	$835,503	$865,141

Liabilities
Credit facilities	$35,600	$64,700
Mortgage debt	162,523	110,147
Accounts payable and accrued expenses	12,917	12,314
Total Liabilities	211,040	187,161

Shareholders' Equity
Preferred stock, authorized 15,000,000 shares; none issued and outstanding	0	0
Series A preferred stock, no par value, authorized 200,000,000 shares; issued and outstanding 90,941,959 and 91,109,651 shares, respectively	0	0
Series B convertible preferred stock, no par value, authorized 240,000 shares; issued and outstanding 240,000 shares	24	24
Common stock, no par value, authorized 200,000,000 shares; issued and outstanding 90,941,959 and 91,109,651 shares, respectively	898,821	900,555
Distributions greater than net income	(274,382)	(222,599)
Total Shareholders' Equity	624,463	677,980

Total Liabilities and Shareholders' Equity	$835,503	$865,141

See notes to consolidated financial statements.

APPLE REIT SEVEN, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Years Ended December 31,
	2012	2011	2010

Revenues:
Room revenue	$195,316	$188,652	$181,161
Other revenue	20,629	20,227	19,370
Total revenue	215,945	208,879	200,531

Expenses:
Operating expense	57,821	56,309	53,552
Hotel administrative expense	16,002	15,943	15,084
Sales and marketing	16,887	16,074	15,385
Utilities	8,800	8,994	8,796
Repair and maintenance	9,799	9,269	9,241
Franchise fees	8,997	8,637	8,203
Management fees	7,211	6,922	6,634
Taxes, insurance and other	13,138	12,552	12,229
General and administrative	7,196	5,031	5,177
Loss on impairment of depreciable real estate assets	6,640	0	0
Depreciation expense	34,557	34,160	33,174
Gain from settlement of contingency	0	0	(3,099)
Total expenses	187,048	173,891	164,376

Operating income	28,897	34,988	36,155

Interest expense, net	(10,711)	(9,975)	(7,837)

Net income	$18,186	$25,013	$28,318

Basic and diluted net income per common share	$0.20	$0.27	$0.31

Weighted average common shares outstanding - basic and diluted	90,891	91,435	92,627

See notes to consolidated financial statements.

APPLE REIT SEVEN, INC.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(in thousands except per share data)

			Series B Convertible
	Common Stock		Preferred Stock		Distributions
	Number of Shares	Amount	Number of Shares	Amount	Greater than Net income	Total

Balance at December 31, 2009	93,522	$926,419	240	$24	$(134,186)	$792,257

Net proceeds from the sale of common shares	2,239	24,745	0	0	0	24,745
Common shares redeemed	(3,733)	(40,680)	0	0	0	(40,680)
Net income	0	0	0	0	28,318	28,318
Cash distributions declared and paid to shareholders ($.77 per share)	0	0	0	0	(71,340)	(71,340)
Balance at December 31, 2010	92,028	910,484	240	24	(177,208)	733,300

Net proceeds from the sale of common shares	1,999	22,098	0	0	0	22,098
Common shares redeemed	(2,917)	(32,027)	0	0	0	(32,027)
Net income	0	0	0	0	25,013	25,013
Cash distributions declared and paid to shareholders ($.77 per share)	0	0	0	0	(70,404)	(70,404)
Balance at December 31, 2011	91,110	900,555	240	24	(222,599)	677,980

Net proceeds from the sale of common shares	1,457	16,098	0	0	0	16,098
Common shares redeemed	(1,625)	(17,832)	0	0	0	(17,832)
Net income	0	0	0	0	18,186	18,186
Cash distributions declared and paid to shareholders ($.77 per share)	0	0	0	0	(69,969)	(69,969)
Balance at December 31, 2012	90,942	$898,821	240	$24	$(274,382)	$624,463

See notes to consolidated financial statements.

APPLE REIT SEVEN, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended December 31,
	2012	2011	2010

Cash flows from operating activities:
Net income	$18,186	$25,013	$28,318
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	34,557	34,160	33,174
Loss on impairment of depreciable real estate assets	6,640	0	0
Gain from settlement of contingency	0	0	(3,099)
Amortization of deferred financing costs, fair value adjustments and other non-cash expenses, net	256	491	665
Changes in operating assets and liabilities:
Increase in due from third party managers, net	(372)	(597)	(190)
Decrease (increase) in other assets	145	1	(33)
Increase in accounts payable and accrued expenses	1,394	967	1,080
Net cash provided by operating activities	60,806	60,035	59,915

Cash flows from investing activities:
Capital improvements	(8,237)	(7,671)	(4,234)
Additions to ownership interest in non-hotel properties	0	(101)	(125)
Net decrease (increase) in capital improvement reserves	(3,897)	890	2,049
Net cash used in investing activities	(12,134)	(6,882)	(2,310)

Cash flows from financing activities:
Net proceeds related to issuance of Units	16,004	21,987	24,745
Redemptions of Units	(17,832)	(32,027)	(40,680)
Distributions paid to common shareholders	(69,969)	(70,404)	(71,340)
Net proceeds from (payments on) extinguished credit facility	(64,700)	19,800	33,390
Net proceeds from existing credit facility	35,600	0	0
Proceeds from mortgage debt	63,000	10,500	0
Payments on mortgage debt	(10,021)	(2,874)	(2,563)
Deferred financing costs	(754)	(135)	(1,157)
Net cash used in financing activities	(48,672)	(53,153)	(57,605)

Net change in cash and cash equivalents	0	0	0

Cash and cash equivalents, beginning of period	0	0	0

Cash and cash equivalents, end of period	$0	$0	$0

Supplemental information:
Interest paid	$10,881	$9,959	$7,980

See notes to consolidated financial statements.

Notes to Consolidated Financial Statements

Note 1

Organization and Summary of Significant Accounting Policies

Organization

Apple REIT Seven, Inc., together with its wholly owned subsidiaries (the “Company”) is a Virginia corporation formed to invest in income-producing real estate in the United States. Initial capitalization occurred on May 26, 2005 and operations began on April 27, 2006 when the Company acquired its first hotel. The Company concluded its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) in July 2007. The Company’s fiscal year end is December 31. The Company has no foreign operations or assets and its operating structure includes only one segment. The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated. As of December 31, 2012, the Company owned 51 hotels located in 18 states with an aggregate of 6,426 rooms.

The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. The REIT Modernization Act, effective January 1, 2001, permits real estate investment trusts to establish taxable businesses to conduct certain previously disallowed business activities. The Company has formed wholly-owned taxable REIT subsidiaries (collectively, the “Lessee”), which lease all of the Company’s hotels.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less. The fair market value of cash and cash equivalents approximates their carrying value.  Balances held may at times exceed federal depository insurance limits.

Restricted Cash

Restricted cash includes reserves for debt service, real estate taxes, and insurance, and reserves for furniture, fixtures, and equipment replacements of up to 5% of property revenue for certain hotels, as required by certain management or mortgage debt agreement restrictions and provisions.

Investment in Real Estate and Related Depreciation

Real estate is stated at cost, net of depreciation. Repair and maintenance costs are expensed as incurred while significant improvements, renovations, and replacements are capitalized. Depreciation is computed using the straight-line method over average estimated useful lives of the assets, which are 39 years for buildings, 18 years for franchise fees, ten years for major improvements and three to seven years for furniture, fixtures and equipment.

The Company considers expenditures to be capital in nature based on the following criteria: (1) for a single asset, the cost must be at least $500, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; (2) for group purchases of 10 or more identical assets, the unit cost for each asset must be at least $50, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; and (3) for major repairs to a single asset, the repair must be at least $2,500 and the useful life of the asset must be substantially extended.

The Company records impairment losses on hotel properties used in operations if indicators of impairment are present, and the sum of the undiscounted cash flows estimated to be generated by the respective properties over their estimated remaining useful life, based on historical and industry data, is less than the properties’ carrying amount. Indicators of impairment include a property with current or potential losses from operations, when it becomes more likely than not that a property will be sold before the end of its previously estimated useful life or when events, trends, contingencies or changes in circumstances indicate that a triggering event has occurred and an asset’s carrying value may not be recoverable. The Company monitors its properties on an ongoing basis by analytically reviewing financial performance and considers each property individually for purposes of reviewing for indicators of impairment. As many indicators of impairment are subjective, such as general economic and market declines, the Company also prepares an annual recoverability analysis for each of its properties to assist with its evaluation of impairment indicators.  The analysis compares each property’s net book value to each property’s estimated operating income using current operating results for each stabilized property and projected stabilized operating results based on the property’s market for properties that recently opened, were recently renovated or experienced other short-term business disruption.  The Company’s planned initial hold period for each property is 39 years. The Company’s ongoing analysis and annual recoverability analysis have not identified any impairment losses and no impairment losses have been recorded to date, other than the loss on impairment of three properties discussed below.  If events or circumstances change such as the Company’s intended hold period for a property or if the operating performance of a property declines substantially for an extended period of time, the Company’s carrying value for a particular property may not be recoverable and an impairment loss will be recorded.  Impairment losses are measured as the difference between the asset’s fair value and its carrying value.

During December 2012, the Company identified three properties that it would consider selling in the next year due to anticipated returns for needed capital investment being below returns for other investment opportunities.  In January 2013, the Company began the process of marketing these three underperforming assets, the Fairfield Inn’s in Dothan, Alabama, Columbus, Georgia and Tallahassee, Florida. Due to the change in anticipated hold period of the assets, the estimated undiscounted cash flow for these properties was estimated to be less than their carrying value; therefore the Company recognized a loss of $6.6 million in the fourth quarter of 2012 to adjust the basis of the properties to their estimated fair market value. The estimated fair value of the three properties is based on third party pricing estimates, including specific market analysis and management estimates of market capitalization rates. These estimates incorporate significant unobservable inputs and therefore are considered Level 3 inputs under the fair value hierarchy.

Revenue Recognition

Hotel revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or utilizes the hotel’s services.

Comprehensive Income

The Company recorded no comprehensive income other than net income during the periods reported.

Earnings Per Common Share

Basic earnings per common share is computed based upon the weighted average number of shares outstanding during the year. Diluted earnings per common share is calculated after giving effect to all potential common shares that were dilutive and outstanding for the year. There were no potential common shares with a dilutive effect for the years ended December 31, 2012, 2011 or 2010. As a result, basic and dilutive outstanding shares were the same. Series B convertible preferred shares are not included in earnings per common share calculations until such time that such shares are eligible to be converted to common shares.

Federal Income Taxes

The Company is operated as, and has elected to be taxed as, a REIT under Sections 856 to 860 of the Internal Revenue Code. Earnings and profits, which will determine the taxability of distributions to shareholders, will differ from income reported for financial reporting purposes primarily due to the differences for federal income tax purposes in the estimated useful lives used to compute depreciation. Distributions in 2012 of $0.77 per share for tax purposes was 43% ordinary income and 57% return of capital. The characterization of 2011 distributions of $0.77 per share for tax purposes was 52% ordinary income and 48% return of capital. The characterization of 2010 distributions of $0.77 per share for tax purposes was 51% ordinary income and 49% return of capital.

The Lessee, as a taxable REIT subsidiary of the Company, is subject to federal and state income taxes. The taxable REIT subsidiary had taxable income for the year ended December 31, 2012 and incurred a loss for the years ended December 31, 2011 and 2010. Due to the availability of net operating losses from prior years the Company did not have any federal tax expense in 2012.  No operating loss benefit has been recorded in the consolidated balance sheet since realization is uncertain due to the history of operating losses. The total net operating loss carry forward for federal income tax purposes was approximately $25.9 million as of December, 31, 2012. The net operating losses begin to expire in 2026. There are no material differences between the book and tax cost basis of the Company’s assets except for the $6.6 million impairment loss recorded for book purposes. As of December 31, 2012, the tax years that remain subject to examination by major tax jurisdictions generally include 2009 to 2012.

Sales and Marketing Costs

Sales and marketing costs are expensed when incurred. These costs represent the expense for franchise advertising and reservation systems under the terms of the hotel management and franchise agreements and general and administrative expenses that are directly attributable to advertising and promotion.

Use of Estimates

The preparation of the financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2

Investment in Real Estate

The Company’s investment in real estate consisted of the following (in thousands):

	December 31, 2012	December 31, 2011
Land	$90,429	$90,429
Building and Improvements	829,144	832,798
Furniture, Fixtures and Equipment	73,045	68,585
Franchise Fees	2,822	2,822
	995,440	994,634
Less Accumulated Depreciation	(182,814)	(148,257)
Investment in Real Estate, net	$812,626	$846,377

Hotels Owned

As of December 31, 2012, the Company owned 51 hotels, located in 18 states, consisting of the following:

Brand	Total by Brand	Number of Rooms
Homewood Suites	12	1,374
Courtyard	10	1,257
Residence Inn	7	923
Hilton Garden Inn	7	892
SpringHill Suites	4	593
TownePlace Suites	4	401
Hampton Inn	3	355
Fairfield Inn	3	221
Marriott	1	410
Total	51	6,426

Note 3

Credit Facility and Mortgage Debt

In August 2012, the Company entered into a new $40 million unsecured credit facility with a commercial bank that is utilized for working capital, hotel renovations, and other general corporate funding purposes, including the payment of redemptions and distributions. Interest payments are due monthly and the interest rate is equal to the LIBOR (London Interbank Offered Rate for a one-month term) plus 3.25%. Under the terms of the credit agreement, the Company may make voluntary prepayments in whole or in part, at any time. The Company is also required to pay a quarterly fee at an annual rate of 0.35% on the average unused balance of the credit facility. The Company’s prior $85 million unsecured credit facility, originated in October 2010, had an interest rate equal to one-month LIBOR plus 3.5%, subject to a minimum LIBOR interest rate floor of 1.5%, and was subject to a fee on the average unused balance of the facility an annualized rate of 0.50%. The credit facility matures in August 2014. At closing, the Company borrowed approximately $24.5 million under the credit facility to repay the outstanding balance and extinguish the prior $85 million credit facility and pay transaction costs. The balance outstanding under the credit facility on December 31, 2012 was $35.6 million, at an annual interest rate of approximately 3.46%. Loan origination costs totaled approximately $0.3 million and are being amortized as interest expense through the August 2014 maturity date. The credit facility contains the following quarterly financial covenants (capitalized terms are defined in the loan agreements):

•	Tangible Net Worth must exceed $325 million;

•	Total Debt to Asset Value must not exceed 50%;

•
Cumulative 12 month Distributions and Redemptions, net of proceeds from the Company’s Dividend Reinvestment Program, cannot exceed $84 million and quarterly Distributions cannot exceed $0.193 per share, unless such cumulative Net Distributions are less than total Funds From Operations for the period;

•	Loan balance must not exceed 45% of the Unencumbered Asset Value;

•	Ratio of Net Operating Income, for the Company’s unencumbered properties compared to an Implied Debt Service for the properties must exceed two; and

•	Ratio of net income before depreciation and interest expense to total Fixed Charges, on a cumulative 12 month basis, must exceed two.

The Company was in compliance with each of these covenants at December 31, 2012.

In conjunction with the acquisition of several hotel properties, the Company assumed mortgage notes payable outstanding, secured by the applicable hotel property. In August 2012, the Company entered into four mortgage loan agreements with a commercial bank, secured by four hotel properties, for a total of $63.0 million. Scheduled payments of interest and principal are due monthly.  At closing, the Company used proceeds from each loan to reduce the outstanding balance on the Company’s prior credit facility and pay transaction costs. Combined total loan origination costs of approximately $0.3 million are being amortized as interest expense through the September 2022 maturity date for each loan. In addition, on February 28, 2011, the Company entered into a mortgage loan agreement, secured by the Company’s Houston, Texas Residence Inn property, for $10.5 million. Scheduled payments of interest and principal are due monthly. At closing, the Company used proceeds from the loan for general corporate purposes, including the reduction in the outstanding balance of the Company’s former revolving credit facility. The following table summarizes the hotel property securing each loan, the interest rate, maturity date, the principal amount assumed or originated, and the outstanding balance as of December 31, 2012 and 2011. All dollar amounts are in thousands.

Location	Brand	Interest Rate (1)	Acquisition or Loan Origination Date	Maturity Date	Principal Assumed or Originated	Outstanding balance as of December 31, 2012	Outstanding balance as of December 31, 2011
Omaha, NE	Courtyard	6.79%	11/4/2006	1/1/2014	$12,658	$10,922	$11,258
New Orleans, LA	Homewood Suites	5.85%	12/15/2006	10/1/2014	17,144	14,872	15,307
Tupelo, MS	Hampton Inn	5.90%	1/23/2007	3/1/2016	4,110	3,316	3,470
Miami, FL	Homewood Suites	6.50%	2/21/2007	7/1/2013	9,820	8,405	8,687
Highlands Ranch, CO	Residence Inn	5.94%	2/21/2007	6/1/2016	11,550	10,710	10,883
Tallahassee, FL	Fairfield Inn	6.80%	4/24/2007	1/11/2013	3,494	0	3,099
Lakeland, FL	Courtyard	6.80%	4/24/2007	1/11/2013	4,210	0	3,734
San Diego, CA	Residence Inn	6.55%	6/12/2007	4/1/2013	15,804	13,589	14,053
Provo, UT	Residence Inn	6.55%	6/12/2007	4/1/2013	5,553	4,775	4,938
Richmond, VA	Marriott	6.95%	1/25/2008	9/1/2014	25,298	22,376	23,054
Houston, TX	Residence Inn	5.71%	2/28/2011	3/1/2016	10,500	10,170	10,363
Hattiesburg, MS	Courtyard	5.00%	8/24/2012	9/1/2022	5,900	5,871	0
Rancho Bernardo, CA	Courtyard	5.00%	8/24/2012	9/1/2022	15,500	15,424	0
Kirkland, WA	Courtyard	5.00%	8/24/2012	9/1/2022	12,500	12,439	0
Seattle, WA	Residence Inn	4.96%	8/30/2012	9/1/2022	29,100	28,956	0
Total					$183,141	$161,825	$108,846

(1) These rates are the rates per the loan agreement. At acquisition, the Company adjusted the interest rates on the loans assumed to market rates and is amortizing the adjustments to interest expense over the life of the loan.

In October 2012, the Company extinguished through payment of the outstanding principal two mortgage notes payable.  The mortgage loans for the Tallahassee, Florida Fairfield Inn and the Lakeland, Florida Courtyard, originally assumed at acquisition of the hotels, had principal balances at pay-off of approximately $3.0 million and $3.6 million, respectively.  Each mortgage loan had an interest rate of 6.80%, a stated maturity date in January 2013, and was extinguished without premium or discount to the balance outstanding.

The aggregate amounts of principal payable under the Company’s debt obligations, for the five years subsequent to December 31, 2012 and thereafter are as follows (in thousands):

2013	$30,153
2014	84,148
2015	2,036
2016	23,898
2017	1,559
Thereafter	55,631
197,425
Fair Value Adjustment of Assumed Debt	698
Total	$198,123

A fair value adjustment was recorded upon the assumption of above market rate mortgage loans in connection with several of the Company’s hotel acquisitions. These fair value adjustments will be amortized into interest expense over the remaining term of the related indebtedness using a method approximating the effective interest rate method. The effective interest rates on the applicable debt obligations assumed ranged from 5.40% to 6.24% at the date of assumption. The total adjustment resulted in a reduction to interest expense of $603,000, $597,000, and $597,000 in each of the years 2012, 2011 and 2010. The unamortized balance of the fair value adjustment was $0.7 million at December 31, 2012 and $1.3 million at December 31, 2011.

The Company incurred loan origination costs related to the assumption of the mortgage obligations on purchased hotels, upon the origination of its current corporate unsecured credit facility and on the former corporate line of credit facilities extinguished in 2012 and 2010, and upon the origination of four mortgage loans in 2012 and one mortgage loan in 2011. Such costs are amortized over the period to maturity of the applicable mortgage loan or credit facility, or to termination of the applicable credit agreement, as an addition to interest expense.  Amortization of such costs totaled $764,000 in 2012, $799,000 in 2011 and $351,000 in 2010, and is included in interest expense.

The mortgage loan assumed on the Richmond, Virginia Marriott hotel has a stated maturity date of September 1, 2014.  As a condition of the mortgage loan, the maturity date of the note payable may be accelerated by the lender should the Company be required to expand the hotel, under terms of the ground lease on the hotel property. The Company is under no such requirement as of December 31, 2012.

Note 4

Fair Value of Financial Instruments

The Company estimates the fair value of its debt by discounting the future cash flows of each instrument at estimated market rates consistent with the maturity of the debt obligation with similar credit terms and credit characteristics which are Level 3 inputs. Market rates take into consideration general market conditions and maturity. As of December 31, 2012, the carrying value and estimated fair value of the Company’s debt was approximately $198.1 million and $204.1 million. As of December 31, 2011, the carrying value and estimated fair value of the Company’s debt was $174.8 million and $175.6 million. The carrying value of the Company’s other financial instruments approximates fair value due to the short-term nature of these financial instruments.

Note 5

Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties. These transactions cannot be construed to be arm’s length, and the results of the Company’s operations may be different if these transactions were conducted with non-related parties. The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to these contracts, as well as any new significant related party transactions. There were no changes to the contracts discussed in this section and no new significant related party transactions in 2012. The Board of Directors is not required to approve each individual transaction that falls under the related party relationships. However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The Company has a contract with Apple Suites Realty Group, Inc. (“ASRG”) to acquire and dispose of real estate assets for the Company. A fee of 2% of the gross purchase price or gross sale price with addition to certain reimbursable expenses is paid to ASRG for these services. As of December 31, 2012, payments to ASRG for services under the terms of this contract totaled approximately $18.0 million since inception, which were capitalized as a part of the purchase price of the hotels. No fees were incurred during 2012, 2011 and 2010 under this contract.

The Company is party to an advisory agreement with Apple Seven Advisors, Inc. (“A7A”) pursuant to which A7A provides management services to the Company. A7A provides these management services through an affiliate called Apple Fund Management, LLC (“AFM”), which is a wholly-owned subsidiary of Apple REIT Six, Inc. An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses, are payable to A7A for these management services. Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $1.5 million $1.0 million and $1.0 million for the years ended December 31, 2012, 2011 and 2010. At December 31, 2012, $0.5 million of the 2012 advisory fee had not been paid and was included in accounts payable and accrued expenses in the Company’s consolidated balance sheet. The increase in 2012 is due to the Company reaching the middle tier of the fee range under the advisory agreement, due to improved operating results.

In addition to the fees payable to A7A, the Company reimbursed A7A or paid directly to AFM on behalf of A7A approximately $1.8 million, $1.7 million and $1.8 million for the years ended December 31, 2012, 2011 and 2010. The costs are included in general and administrative expenses and are for the Company’s proportionate share of the staffing and related costs provided by AFM at the direction of A7A.

AFM is an affiliate of Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Suites Realty Group, Inc. and Apple Six Realty Group, Inc., (collectively the “Advisors” which are wholly owned by Glade M. Knight).  As such, the Advisors provide management services through the use of AFM to, respectively, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc. (collectively the “Apple REIT Entities”).  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described more fully below allows the companies to share costs yet attract and retain superior executives and staff. The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements. Amounts reimbursed to AFM include both compensation for personnel and “overhead” (office rent, utilities, benefits, office supplies, etc.) used by the companies. Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

The Advisors and Apple REIT Entities allocate all of the costs of AFM among the Apple REIT Entities and the Advisors.  The allocation of costs from AFM is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each Company’s level of business activity and the extent to which each Company requires the services of particular personnel of AFM. Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company. As part of this arrangement, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities. To efficiently manage cash disbursements, an individual Apple REIT Entity may make payments for any or all of the related companies. The amounts due to or from the related Apple REIT Entity are reimbursed or collected and are not significant in amount.

On November 29, 2012, Apple REIT Six, Inc. entered into a merger agreement with a potential buyer that is not affiliated with the Apple REIT Entities or its Advisors (“the merger”).  To maintain the current cost sharing structure, on November 29, 2012, Apple Nine Advisors, Inc. entered into an assignment and transfer agreement with Apple REIT Six, Inc. for the transfer of Apple REIT Six, Inc.’s interest in AFM. The assignment and transfer is expected to occur immediately after the closing of the merger.  As part of the assignment, Apple Nine Advisors, Inc. and the other Advisors agreed to indemnify the potential buyer for any liabilities related to AFM. The assignment of AFM’s interest to Apple Nine Advisors, Inc., if it occurs, will have no impact on the Company’s advisory agreement with A7A or the process of allocating costs from AFM to the Apple REIT Entities, excluding Apple REIT Six, Inc. as described above, which will increase the remaining Companies’ share of the allocated costs.

On November 29, 2012, in connection with the merger, Apple REIT Nine, Inc. entered into a transfer agreement with Apple REIT Six, Inc. for the potential acquisition of the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and the assignment of the Fort Worth, Texas office lease agreement for approximately $4.5 million which is expected to close immediately prior to the closing of the merger.  If the closing occurs, any costs associated with the Headquarters and office lease (i.e. office rent, utilities, office supplies, etc.) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple REIT Six, Inc. as described above.

A7A and ASRG are 100% owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company. Mr. Knight is also Chairman and Chief Executive Officer of Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine,

Inc. and Apple REIT Ten, Inc. Members of the Company’s Board of Directors are also on the boards of Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

Included in other assets, net on the Company’s consolidated balance sheet, is a 26% equity investment in Apple Air Holding, LLC (“Apple Air”). The other members of Apple Air are Apple REIT Six, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. Through its equity investment, the Company has access to Apple Air’s aircraft for asset management and renovation purposes. The Company’s equity investment was approximately $1.7 million and $1.9 million at December 31, 2012 and 2011. The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly. For the years ended December 31, 2012, 2011 and 2010, the Company recorded a loss of approximately $0.2 million, $0.2 million and $0.9 million as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft and the reduction in basis of the aircraft in 2010 due to the planned trade in for one new airplane in 2011, and is included in general and administrative expense in the Company’s consolidated statements of operations. Apple Air owned two aircraft during 2010, but reduced its ownership to one aircraft during the first quarter of 2011.

The Company has incurred legal fees associated with the Legal Proceedings discussed herein. The Company also incurs other professional fees such as accounting, auditing and reporting. These fees are included in general and administrative expense in the Company’s consolidated statements of operations. To be cost effective, the services received by the Company are shared as applicable across the Apple REIT Entities. The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services. The total costs for the legal matters discussed herein for all of the Apple REIT Companies was approximately $7.3 million in 2012, of which $1.6 million was allocated to the Company.

Note 6

Shareholders’ Equity

Best-efforts Offering

The Company concluded its best-efforts offering of Units on July 17, 2007. The Company registered its Units on Registration Statement Form S-11 (File No. 333-125546). The Company began its best-efforts offering (the “Offering”) of Units on March 15, 2006, the same day the Registration Statement was declared effective by the Securities and Exchange Commission. Each Unit consists of one common share and one Series A preferred share.

Series A Preferred Shares

The Series A preferred shares have no voting rights and no conversion rights. In addition, the Series A preferred shares are not separately tradable from the common shares to which they relate. The Series A preferred shares do not have any distribution rights except a priority distribution upon the sale of the Company’s assets. The priority distribution (“Priority Distribution”) is equal to $11.00 per Series A preferred share, and will be paid before any distribution will be made to the holders of any other shares. Upon the Priority Distribution, the Series A preferred shares will have no other distribution rights.

Series B Convertible Preferred Stock

The Company has issued 240,000 Series B convertible preferred shares to Glade M. Knight, Chairman and Chief Executive Officer of the Company, in exchange for the payment by him of $0.10 per Series B convertible preferred share, or an aggregate of $24,000. The Series B convertible preferred shares are convertible into common shares pursuant to the formula and on the terms and conditions set forth below.

There are no dividends payable on the Series B convertible preferred shares. Holders of more than two-thirds of the Series B convertible preferred shares must approve any proposed amendment to the articles of incorporation that would adversely affect the Series B convertible preferred shares.

Upon the Company’s liquidation, the holder of the Series B convertible preferred shares is entitled to a priority liquidation payment before any distribution of liquidation proceeds to the holders of the common shares. However, the priority liquidation payment of the holder of the Series B convertible preferred shares is junior to the holders of the Series A preferred shares’ distribution rights. The holder of a Series B convertible preferred share is entitled to a liquidation payment of $11.00 per number of common shares each Series B convertible preferred share would be convertible into according to the formula described below. In the event that the liquidation of the Company’s assets results in proceeds that exceed the distribution rights of the Series A preferred shares and the Series B convertible preferred shares, the remaining proceeds will be distributed between the common shares and the Series B convertible preferred shares, on an as converted basis.

Each holder of outstanding Series B convertible preferred shares shall have the right to convert any of such shares into common shares of the Company upon and for 180 days following the occurrence of any of the following events:

(1) substantially all of the Company’s assets, stock or business is sold or transferred through exchange, merger, consolidation, lease, share exchange, sale or otherwise, other than a sale of assets in liquidation, dissolution or winding up of the Company;

(2) the termination or expiration without renewal of the advisory agreement with A7A, or if the Company ceases to use ASRG to provide property acquisition and disposition services; or

(3) the Company’s common shares are listed on any securities exchange or quotation system or in any established market.

Upon the occurrence of any conversion event, each Series B convertible preferred share may be converted into 24.17104 common shares. In the event the Company raises additional gross proceeds in a subsequent public offering, each Series B convertible preferred share may be converted into an additional number of common shares based on the additional gross proceeds raised through the date of conversion in a subsequent public offering according to the following formula: (X/50 million) x 1.20568, where X is the additional gross proceeds rounded down to the nearest $50 million.

No additional consideration is due upon the conversion of the Series B convertible preferred shares. The conversion into common shares of the Series B convertible preferred shares will result in dilution of the shareholders’ interests and the termination of the Series A preferred shares.

Expense related to issuance of 240,000 Series B convertible preferred shares to Mr. Knight will be recognized at such time when the number of common shares to be issued for conversion of the Series B convertible preferred shares can be reasonably estimated and the event triggering the conversion of the Series B convertible preferred shares to common shares occurs. The expense will be measured as the difference between the fair value of the common stock for which the Series B convertible preferred shares can be converted and the amounts paid for the Series B convertible preferred shares. If a conversion event had occurred at December 31, 2012, expense would have ranged from $0 to $63.8 million (assumes $11 per common share fair market value) which represents approximately 5.8 million shares of common stock.

Preferred Shares

The Company’s articles of incorporation authorize issuance of up to 15 million additional preferred shares. No preferred shares other than the Series A preferred shares and the Series B convertible preferred shares (discussed above) have been issued. The Company believes that the authorization to issue additional preferred shares benefits the Company and its shareholders by permitting flexibility in financing additional growth, giving the Company additional financing options in corporate planning and in responding to developments in business, including financing of additional acquisitions and other general corporate purposes. Having authorized preferred shares available for issuance in the future gives the Company the ability to respond to future developments and allows preferred shares to be issued without the expense and delay of a special shareholders’ meeting. At present, the Company has no specific financing or acquisition plans involving the issuance of additional preferred shares and the Company does not propose to fix the characteristics of any series of preferred shares in anticipation of issuing preferred shares other than the Series A preferred shares and Series B convertible preferred shares discussed above. The Company cannot now predict whether or to what extent, if any, additional preferred shares will be used or if so used what the characteristics of a particular series may be. The voting rights and rights to distributions of the holders of common shares will be subject to the prior rights of the holders of any subsequently-issued preferred shares. Unless otherwise required by applicable law or regulation, the preferred shares would be issuable without further authorization by holders of the common shares and on such terms and for such consideration as may be determined by the Board of Directors. The preferred shares could be issued in one or more series having varying voting rights, redemption and conversion features, distribution (including liquidating distribution) rights and preferences, and other rights, including rights of approval of specified transactions. A series of preferred shares could be given rights that are superior to rights of holders of common shares and a series having preferential distribution rights could limit common share distributions and reduce the amount holders of common shares would otherwise receive on dissolution.

Unit Redemption Program

In April 2007, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year. Shareholders may request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years. The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program. Since inception of the program through December 31, 2012, the Company has redeemed approximately 11.5 million Units representing $124.2 million, including 1.6 million Units in the amount of $17.8 million in

2012, 2.9 million Units in the amount of $32.0 million in 2011 and 3.7 million Units in the amount of $40.7 million in 2010. As contemplated in the program, beginning with the January 2011 redemption, the scheduled redemption date for the first quarter of 2011, the Company redeemed Units on a pro-rata basis. Prior to 2011, the Company redeemed 100% of redemption requests. The following is a summary of the Unit redemptions during 2011 and 2012:

Redemption Date	Requested Unit Redemptions	Units Redeemed	Redemption Requests Not Redeemed

January 2011	1,137,969	728,135	409,834
April 2011	1,303,574	728,883	574,691
July 2011	5,644,778	732,160	4,912,618
October 2011	11,332,625	727,980	10,604,645
January 2012	12,885,635	455,093	12,430,542
April 2012	12,560,001	441,458	12,118,543
July 2012	12,709,508	364,299	12,345,209
October 2012	13,003,443	363,755	12,639,688

As noted in the table above, beginning with the January 2011 redemption, the total redemption requests exceeded the authorized amount of redemptions and, as a result, the Board of Directors has and will continue to limit the amount of redemptions as it deems prudent.

Dividend Reinvestment Plan

In July 2007, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company. The uses of proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels. The Company has registered 15 million Units for potential issuance under the plan. During the years ended December 31, 2012, 2011 and 2010, approximately 1.5 million Units, representing $16.0 million in proceeds to the Company, 2.0 million Units representing $22.0 million in proceeds to the Company, and 2.2 million Units representing $24.6 million in proceeds to the Company, were issued under the plan.  Since inception of the plan through December 31, 2012, approximately 11.3 million Units, representing $124.5 million in proceeds to the Company, were issued under the plan.

Distributions

The Company’s annual distribution rate as of December 31, 2012 was $0.77 per common share, payable monthly. For the years ended December 31, 2012, 2011 and 2010, the Company made distributions of $0.77 per common share each year, for a total of $70.0 million, $70.4 million and $71.3 million, respectively.

Note 7

Stock Option Plans

In 2006 the Board of Directors approved a Non-Employee Directors Stock Option Plan (the “Directors Plan”) whereby directors, who are not employees of the Company or affiliates, automatically receive the option to purchase Units. Under the Directors Plan, the number of Units authorized for issuance is equal to 45,000 plus 1.8% of the number of Units sold in excess of the minimum offering of 4,761,905 Units. This plan currently relates to the initial public offering of 91,125,541 Units. The maximum number of Units authorized under the Directors Plan as of December 31, 2012 is 1,599,545.

Also in 2006, the Board of Directors approved an Incentive Stock Option Plan (the “Incentive Plan”) whereby incentive awards may be granted to certain personnel of the Company or affiliates. Under the Incentive Plan, the number of Units authorized for issuance is equal to 35,000 plus 4.625% of the number of Units sold in the initial offering in excess of 4,761,905. This plan also currently relates to the initial public offering of 91,125,541 Units. The maximum number of Units that can be issued under the Incentive Plan as of December 31, 2012 is 4,029,318.

Both plans generally provide, among other things, that options be granted at exercise prices not lower than the market value of the Units on the date of grant. The options expire 10 years from the date of the grant. During 2012, 2011 and 2010, the Company granted options to purchase 72,672, 73,204 and 74,224 Units, respectively, under the Directors Plan. All of the options issued vested at the date of issuance, and have an exercise price of $11 per Unit. The Company has granted no options under the Incentive Plan as of December 31, 2012. Activity in the Company’s stock option plans during 2012, 2011 and 2010 is summarized in the following table:

	Year ended	Year ended	Year ended
	December 31, 2012	December 31, 2011	December 31, 2010
Outstanding, beginning of year:	367,698	294,494	220,270
Granted	72,672	73,204	74,224
Exercised	0	0	0
Expired or canceled	0	0	0
Outstanding, end of year:	440,370	367,698	294,494
Exercisable, end of year:	440,370	367,698	294,494
The weighted-average exercise price of outstanding options:	$11.00	$11.00	$11.00

Compensation expense associated with the issuance of stock options was approximately $95,000 in 2012, $111,000 in 2011 and $117,000 in 2010.

Note 8

Management and Franchise Agreements

Each of the Company’s 51 hotels owned at December 31, 2012 are operated and managed, under separate management agreements, by affiliates of one of the following companies (indicates the number of hotels managed): Marriott International, Inc. (“Marriott”) (3), Dimension Development Company (“Dimension”) (12), Hilton Worldwide (“Hilton”) (2), Western International (“Western”) (7), Larry Blumberg & Associates (“LBA”) (19), White Lodging Services Corporation (“White”) (3), or Inn Ventures, Inc. (“Inn Ventures”) (5). The agreements generally provide for initial terms ranging from one to twenty years. Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees, and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services. Base management fees are calculated as a percentage of gross revenues. Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to the Company, as defined in the management agreements. The Company has the option to terminate the management agreements if specified performance thresholds are not satisfied. During the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $7.2 million, $6.9 million and $6.6 million in management fees.

Dimension, Western, LBA, White, and Inn Ventures are not affiliated with either Marriott or Hilton, and as a result, these hotels (as well as the two hotels managed by Promus Hotels, Inc., which is an affiliate of Hilton) were required to obtain separate franchise agreements with each respective franchisor. The Hilton franchise agreements generally provide for initial terms ranging between 10 to 20 years. Fees associated with the Hilton agreements generally include the payment of royalty fees and program fees based on room revenues. The Marriott franchise agreements provide for an initial term of between six and 20 years. Fees associated with the Marriott agreements include the payment of royalty fees, marketing fees, reservation fees and a communications support fee based on room revenues. During the years ended December 31, 2012, 2011 and 2010 the Company incurred approximately $9.0 million, $8.6 million and $8.2 million in franchise fees.

Note 9

Gain from Settlement of Contingency

The Company recorded other income of $3.1 million in November 2010 arising from the de-recognition of a liability for taxes, previously assessed by the Broad Street Community Development Authority of Richmond, VA (“CDA”). Upon the Company’s purchase in January 2008 of the full service Marriott hotel in Richmond, VA (“MRV”), the Company assumed all remaining obligations of the MRV under a multi-year minimum tax assessment on hotels operating within the CDA’s jurisdiction. The MRV was obligated for minimum annual tax payments to the CDA of $257,000, which related to the 2003 issuance by the CDA of tax-exempt revenue bonds  with maturities extending through 2033. Annual tax payments to the CDA were effective through the earlier of a) a period extending through 2033, or b) payment or defeasance in full of all applicable CDA revenue bonds. In November 2010, the CDA provided for the full defeasance or redemption of the applicable CDA revenue bonds. Accordingly, the CDA announced that assessments and collections of the prior tax have ceased as of November 2010. The Company’s net present value of the previously required minimum annual tax assessments, originally projected to extend through 2033, was $3.1 million at the date of the CDA’s bond defeasance and redemption in November 2010.

Note 10

Commitments

The Company leases the underlying land for six hotel properties and one hotel parking lot as of December 31, 2012. These land leases have remaining terms available to the Company ranging from 15 to 93 years, excluding any potential option periods to extend the initial lease term.

The initial term for the land lease for the Residence Inn in Seattle, WA extends through February 2049, with an additional three consecutive 10-year extensions available to the Company (the lessee under the assumed lease). The lease is subject to various payment adjustments during the lease term, including potential periodic increases in lease payments based on the appraised market value of the underlying land at time of adjustment. Based on an assessment of the fair value of the assumed land lease at the date of the hotel acquisition, the Company recorded an initial land lease liability. This liability is being amortized over the life of the lease, and is included in accrued expenses on the Company’s consolidated balance sheet; the amount of the liability at December 31, 2012 and 2011 was approximately $2.0 million and $2.1 million.

The initial term for the land lease for the full-service Marriott hotel in Richmond, VA extends through December 2102.  The lease is subject to payment adjustments, based on the Consumer Price Index, at stated intervals during its term. A fair value adjustment was recorded by the Company upon the assumption of the below market rate ground lease. This favorable lease asset will be amortized over the remaining term of the ground lease. The unamortized balance of the land lease’s fair value adjustment was approximately $0.9 million at December 31, 2012 and 2011, and is included in other assets, net on the Company’s consolidated balance sheet. Upon assumption of the MRV land lease, the Company also assumed certain contingent responsibilities of the hotel’s predecessor owner, with respect to the third-party lessor of the land. Dependent on conditions which include the hotel exceeding stated revenue per available room (“RevPAR”) thresholds for a trailing twelve month period (with thresholds adjusting upward by 3% annually), the Company may be obligated to construct an addition to the MRV hotel containing a minimum of 209 rooms. As of December 31, 2012, there is no requirement to commence an expansion of the MRV hotel.

The Company also assumed land leases pertaining to the Columbus, GA Fairfield Inn; Macon, GA Hilton Garden Inn; Columbus, GA TownePlace Suites; Huntsville, AL Homewood Suites; and the Miami, FL Courtyard hotel properties. Based on an assessment of each of these leases, no material land lease liability, or favorable lease asset, was assumed at date of acquisition.

The aggregate amounts of the estimated minimum lease payments pertaining to the Company’s land leases, for the five years subsequent to December 31, 2012 and thereafter are as follows (in thousands):

Total
2013	$1,052
2014	1,141
2015	1,159
2016	1,159
2017	1,166
Thereafter	91,434
Total	$97,111

Note 11

Industry Segments

The Company owns hotel properties throughout the United States that generate rental and other property related income. The Company separately evaluates the performance of each of its hotel properties. However, because each of the hotels has similar economic characteristics, facilities, and services, and each hotel is not individually significant, the properties have been aggregated into a single operating segment. All segment disclosures are included in, or can be derived from the Company’s consolidated financial statements.

Note 12

Legal Proceedings and Related Matters

The term the “Apple REIT Companies” means the Company, Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc. et al. putative class action lawsuit, which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Companies, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933. The consolidated complaint also asserts claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On February 16, 2012, one shareholder of the Company and Apple REIT Six, Inc., filed a putative class action lawsuit captioned Laurie Brody v. David Lerner Associates, Inc., et al., Case No. 1:12-cv-782-ERK-RER, in the United States District Court for the Eastern District of New York against the Company, Apple REIT Six, Inc., Glade M. Knight, Apple Suites Realty Group, Inc., David Lerner Associates, Inc., and certain executives of David Lerner Associates, Inc.  The complaint, purportedly brought on behalf of all purchasers of Units of the Company and Apple REIT Six, Inc., or those who otherwise acquired these Units, asserts claims for breach of fiduciary duty and aiding and abetting breach of fiduciary duty, unjust enrichment, negligence, breach of written or implied contract (against the David Lerner Associates, Inc. defendants only), and for violation of New Jersey’s state securities laws.  On March 13, 2012, by order of the court, Laurie Brody v. David Lerner Associates, Inc., et al. was consolidated into the In re Apple REITs Litigation.

On April 18, 2012, the Company, and the other Apple REIT Companies, served a motion to dismiss the consolidated complaint in the In re Apple REITs Litigation. The Company and the other Apple REIT Companies accompanied their motion to dismiss the consolidated complaint with a memorandum of law in support of their motion to dismiss the consolidated complaint. The briefing period for any motion to dismiss was completed on July 13, 2012.

The Company believes that any claims against it, its officers and directors and other Apple entities are without merit, and intends to defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

The SEC staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company’s filings with the SEC beginning in 2008, as well as the Company’s review of certain transactions involving the Company and the other Apple REIT Companies.  The Company intends to continue to cooperate with the SEC staff, and it is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers.  The Company does not believe the issues raised by the SEC staff affect the material accuracy of the Company’s consolidated financial statements.  At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution.

On October 22, 2012, the Financial Industry Regulatory Authority (“FINRA”) issued an order against David Lerner Associates, Inc. (“DLA”) and David Lerner, individually, requiring DLA to pay approximately $12 million in restitution to certain investors in Units of Apple REIT Ten, Inc. In addition, David Lerner, individually, was fined $250,000 and suspended for one year from the securities industry, followed by a two year suspension from acting as a principal. The Company relies on DLA for the administration of its Units and does not believe this settlement will affect the administration of its Units. The Company intends to continue to cooperate with regulatory or governmental inquiries.

Note 13

Quarterly Financial Data (Unaudited)

The following is a summary of quarterly results of operations for the years ended December 31, 2012 and 2011.

2012 (in thousands except per share data)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$52,499	$56,197	$56,747	$50,502
Net income (loss)	$5,530	$8,139	$7,299	$(2,782)
Basic and diluted income (loss) per common share	$0.06	$0.09	$0.08	$(.03)
Distributions declared and paid per common share	$0.193	$0.193	$0.193	$0.193

2011 (in thousands except per share data)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$49,443	$54,912	$55,827	$48,697
Net income	$5,189	$7,745	$8,437	$3,642
Basic and diluted income per common share	$0.06	$0.08	$0.09	$0.04
Distributions declared and paid per common share	$0.193	$0.193	$0.193	$0.193

Net income for the fourth quarter of 2012 includes a loss on impairment of depreciable assets of $6.6 million, representing a net loss of $(0.07) per basic and diluted income per common share.

 Note 14

Subsequent Events

In January 2013, the Company declared and paid approximately $5.8 million or $0.064167 per outstanding common share, in distributions to its common shareholders, of which approximately $1.2 million or 111,782 Units were issued under the Company’s Dividend Reinvestment Plan.

In January 2013, under the guidelines of the Company’s Unit Redemption Program, the Company redeemed approximately 386,558 Units in the amount of $4.2 million. As contemplated in the Program, the Company redeemed Units on a pro-rata basis, whereby a percentage of each requested redemption was fulfilled at the discretion of the Company’s Board of Directors. This redemption was approximately 3% of the total 13.4 million requested Units to be redeemed, with approximately 13.0 million requested Units not redeemed.

In January 2013, the Company entered into two mortgage loan agreements with a commercial real estate lender.  The loans are separately secured by the Company’s Huntsville, Alabama Homewood Suites and Prattville, Alabama Courtyard hotels, and will amortize based on a 25 year term with a balloon payment due at maturity in February 2023.  Interest is payable monthly on the outstanding balance of each loan at an annual rate of 4.12%.  The total proceeds of $15.3 million under the two loan agreements were used to reduce the outstanding balance on the Company’s $40.0 million credit facility, and to pay loan origination and other transaction costs of approximately $0.2 million.

In February 2013, the Company extinguished through pay-off a mortgage note payable jointly secured by the San Diego, California Residence Inn and the Provo, Utah Residence Inn.  The note payable had a scheduled maturity in April 2013, and was originally assumed upon acquisition of the two hotels in 2007.  The mortgage note payable had a principal balance at pay-off of approximately $18.3 million, an interest rate of 6.55%, and was extinguished without premium or discount to the balance outstanding.  Funds for the debt extinguishment were provided by borrowings under the Company’s amended unsecured credit facility.  The Company entered into an amendment to its unsecured credit facility, also in February 2013, which increased the maximum aggregate commitment by the lender from $40.0 million to $55.0 million. Under the amendment the increase is effective until the earlier of completing its planned financing of the San Diego, California Residence Inn or April 2013. All other terms of the credit facility remain the same, including the payment of a quarterly fee on the average unused balance of the credit facility at an annual rate of 0.35%.

The Company’s Board of Directors approved a reduction in the Company’s projected distribution rate from an annual rate of $0.77 per common share to $0.66 per common share.  The change is effective with the distribution planned for April 2013.  The distribution will continue to be paid monthly.

In February 2013, the Company declared and paid approximately $5.8 million or $0.064167 per outstanding common share, in distributions to its common shareholders, of which approximately $1.2 million or 110,000 Units were reinvested under the Company’s Dividend Reinvestment Plan.

Item 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 9A.	Controls and Procedures

Senior management, including the Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation process, the Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were effective as of December 31, 2012. There have been no changes in the Company’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

See Item 8 for the Report of Management on Internal Control over Financial Reporting and the Company’s Independent Registered Public Accounting Firm’s attestation report regarding internal control over financial reporting which are incorporated by reference herein.

Item 9B.	Other Information

None.

PART III

Item 10.	Directors, Executive Officers and Corporate Governance

The information required by Items 401, 405, 406 and 407(c)(3), (d)(4) and (d)(5) of Regulation S-K will be set forth in the Company’s 2013 Proxy Statement. For the limited purpose of providing the information necessary to comply with this Item 10, the 2013 Proxy Statement is incorporated herein by this reference.

Item 11.	Executive Compensation

The information required by Items 402 and 407(e)(4) and (e)(5) of Regulation S-K will be set forth in the Company’s 2013 Proxy Statement. For the limited purpose of providing the information necessary to comply with this Item 11, the 2013 Proxy Statement is incorporated herein by this reference.

Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The information required by Items 201(d) and 403 of Regulation S-K will be set forth in the Company’s 2013 Proxy Statement. For the limited purpose of providing the information necessary to comply with this Item 12, the 2013 Proxy Statement is incorporated herein by this reference.

Item 13.	Certain Relationships and Related Transactions, and Director Independence

The information required by Items 404 and 407(a) of Regulation S-K will be set forth in the Company’s 2013 Proxy Statement. For the limited purpose of providing the information necessary to comply with this Item 13, the 2013 Proxy Statement is incorporated herein by this reference.

Item 14.	Principal Accounting Fees and Services

The information required by Item 9(e) of Schedule 14A will be set forth in the Company’s 2013 Proxy Statement. For the limited purpose of providing the information necessary to comply with this Item 14, the 2013 Proxy Statement is incorporated herein by this reference.

PART IV

Item 15.	Exhibits, Financial Statement Schedules

1. Financial Statements of Apple REIT Seven, Inc.

Report of Management on Internal Control Over Financial Reporting

Report of Independent Registered Public Accounting Firm on Internal Control over Financial
Reporting – Ernst & Young LLP

Report of Independent Registered Public Accounting Firm – Ernst & Young LLP

Consolidated Balance Sheets as of December 31, 2012 and 2011

Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010

Consolidated Statement of Shareholders’ Equity for the years ended December 31, 2012, 2011 and 2010

Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010

Notes to Consolidated Financial Statements

These financial statements are set forth in Item 8 of this report and are hereby incorporated by reference.

2. Financial Statement Schedules

Schedule III—Real Estate and Accumulated Depreciation (Included at the end of this Part IV of this report.)

Financial statement schedules not listed are either omitted because they are not applicable or the required information is shown in the consolidated financial statements or notes thereto.

3. Exhibits

Incorporated herein by reference are the exhibits listed under “Exhibits Index” to this Report available at www.sec.gov.

SCHEDULE III
Real Estate and Accumulated Depreciation
As of December 31, 2012
(dollars in thousands)

						Subsequently
				Initial Cost		Capitalized	Total
					Bldg./	Bldg	Gross	Acc	Date of	Date	Depreciable	# of
City	State	Brand	Encumbrances	Land	FF&E /Other	Imp. & FF&E	Cost (1)	Deprec	Construction	Acquired	Life	Rooms
Montgomery	AL	Homewood Suites	$0	$972	$10,038	$446	$11,456	$(2,300)	2004	Aug-06	3 - 39 yrs.	91
Montgomery	AL	Hilton Garden Inn	0	761	9,964	1,618	12,343	(2,337)	2003	Aug-06	3 - 39 yrs.	97
Troy	AL	Hampton Inn	0	497	5,872	335	6,704	(1,399)	2003	Aug-06	3 - 39 yrs.	82
Auburn	AL	Hilton Garden Inn	0	639	9,883	1,521	12,043	(2,848)	2001	Aug-06	3 - 39 yrs.	101
Huntsville	AL	Hilton Garden Inn	0	736	9,891	240	10,867	(2,251)	2005	Aug-06	3 - 39 yrs.	101
Huntsville	AL	Homewood Suites	0	1,086	10,895	228	12,209	(2,457)	2006	Oct-06	3 - 39 yrs.	107
Prattville	AL	Courtyard	0	1,163	8,414	92	9,669	(1,730)	2007	Apr-07	3 - 39 yrs.	84
Dothan	AL	Fairfield Inn	0	564	4,249	(1,504) (2)	3,309	(808)	1993	May-07	3 - 39 yrs.	63
Trussville	AL	Courtyard	0	1,082	8,750	81	9,913	(1,615)	2007	Oct-07	3 - 39 yrs.	84
Huntsville	AL	TownePlace Suites	0	800	8,388	31	9,219	(1,499)	2007	Dec-07	3 - 39 yrs.	86
Dothan	AL	Residence Inn	0	816	9,102	22	9,940	(1,680)	2008	Apr-08	3 - 39 yrs.	84
Tucson	AZ	Residence Inn	0	995	15,963	76	17,034	(2,759)	2008	Jan-08	3 - 39 yrs.	124
San Diego	CA	Hilton Garden Inn	0	5,009	30,357	2,407	37,773	(6,982)	2004	May-06	3 - 39 yrs.	200
Rancho Bernardo	CA	Courtyard	15,424	4,658	32,282	804	37,744	(6,199)	1987	Dec-06	3 - 39 yrs.	210
Agoura Hills	CA	Homewood Suites	0	4,501	21,444	123	26,068	(3,836)	2007	May-07	3 - 39 yrs.	125
San Diego	CA	Residence Inn	13,589	7,334	26,235	2,461	36,030	(4,767)	1999	Jun-07	3 - 39 yrs.	121
San Diego	CA	Hampton Inn	0	5,683	37,949	2,810	46,442	(7,047)	2001	Jul-07	3 - 39 yrs.	177
Highlands Ranch	CO	Residence Inn	10,710	2,339	17,339	865	20,543	(3,166)	1996	Feb-07	3 - 39 yrs.	117
Highlands Ranch	CO	Hilton Garden Inn	0	2,510	18,553	207	21,270	(3,570)	2007	Mar-07	3 - 39 yrs.	128
Sarasota	FL	Homewood Suites	0	1,778	12,284	772	14,834	(2,925)	2005	Sep-06	3 - 39 yrs.	100
Miami	FL	Homewood Suites	8,405	3,206	22,161	2,205	27,572	(4,987)	2000	Feb-07	3 - 39 yrs.	159
Tallahassee	FL	Fairfield Inn	0	904	6,208	(1,764) (2)	5,348	(1,148)	2000	Apr-07	3 - 39 yrs.	79
Lakeland	FL	Courtyard	0	1,549	8,844	743	11,136	(1,667)	2000	Apr-07	3 - 39 yrs.	78
Miami	FL	Courtyard	0	0	15,463	185	15,648	(2,487)	2008	Sep-08	3 - 39 yrs.	118
Columbus	GA	Fairfield Inn	0	0	7,620	(2,652) (2)	4,968	(1,367)	2003	Apr-07	3 - 39 yrs.	79
Macon	GA	Hilton Garden Inn	0	0	10,115	98	10,213	(2,032)	2007	Jun-07	3 - 39 yrs.	101
Columbus	GA	SpringHill Suites	0	1,188	8,758	25	9,971	(1,553)	2008	Mar-08	3 - 39 yrs.	85
Columbus	GA	TownePlace Suites	0	0	8,643	28	8,671	(1,586)	2008	May-08	3 - 39 yrs.	86
Boise	ID	SpringHill Suites	0	2,015	19,589	519	22,123	(4,032)	1992	Sep-07	3 - 39 yrs.	230
New Orleans	LA	Homewood Suites	14,872	4,579	39,507	1,598	45,684	(7,548)	2002	Dec-06	3 - 39 yrs.	166
Hattiesburg	MS	Courtyard	5,871	873	8,918	127	9,918	(1,932)	2006	Oct-06	3 - 39 yrs.	84
Tupelo	MS	Hampton Inn	3,316	332	4,932	1,298	6,562	(1,615)	1994	Jan-07	3 - 39 yrs.	96
Omaha	NE	Courtyard	10,922	2,731	19,498	3,902	26,131	(5,080)	1999	Nov-06	3 - 39 yrs.	181
Cranford	NJ	Homewood Suites	0	2,607	11,375	2,093	16,075	(3,108)	2000	Mar-07	3 - 39 yrs.	108
Mahwah	NJ	Homewood Suites	0	3,665	16,481	2,231	22,377	(3,940)	2001	Mar-07	3 - 39 yrs.	110
Ronkonkoma	NY	Hilton Garden Inn	0	3,153	24,428	2,344	29,925	(4,943)	2003	Dec-06	3 - 39 yrs.	164
Cincinnati	OH	Homewood Suites	0	551	6,822	293	7,666	(1,608)	2005	Dec-06	3 - 39 yrs.	76
Memphis	TN	Homewood Suites	0	1,712	9,757	2,349	13,818	(2,968)	1989	May-07	3 - 39 yrs.	140

						Subsequently
				Initial Cost		Capitalized	Total
					Bldg./	Bldg	Gross	Acc	Date of	Date	Depreciable	# of
City	State	Brand	Encumbrances	Land	FF&E /Other	Imp. & FF&E	Cost (1)	Deprec	Construction	Acquired	Life	Rooms
Houston	TX	Residence Inn	10,170	1,093	13,054	296	14,443	(3,161)	2006	Apr-06	3 - 39 yrs.	129
Brownsville	TX	Courtyard	0	1,131	7,743	112	8,986	(1,711)	2006	Jun-06	3 - 39 yrs.	90
Stafford	TX	Homewood Suites	0	498	7,578	216	8,292	(1,791)	2006	Aug-06	3 - 39 yrs.	78
San Antonio	TX	TownePlace Suites	0	700	11,525	32	12,257	(2,159)	2007	Jun-07	3 - 39 yrs.	106
Addison	TX	SpringHill Suites	0	1,545	11,312	1,654	14,511	(2,509)	2003	Aug-07	3 - 39 yrs.	159
San Antonio	TX	TownePlace Suites	0	1,126	13,093	10	14,229	(2,384)	2007	Sep-07	3 - 39 yrs.	123
El Paso	TX	Homewood Suites	0	1,169	14,656	67	15,892	(2,541)	2008	Apr-08	3 - 39 yrs.	114
Provo	UT	Residence Inn	4,775	1,352	10,394	2,967	14,713	(3,250)	1996	Jun-07	3 - 39 yrs.	114
Alexandria	VA	Courtyard	0	4,010	32,832	4,427	41,269	(6,860)	1987	Jul-07	3 - 39 yrs.	178
Richmond	VA	Marriott	22,376	0	59,614	15,915	75,529	(18,093)	1984	Jan-08	3 - 39 yrs.	410
Seattle	WA	Residence Inn	28,956	0	60,489	6,883	67,372	(14,869)	1991	Sep-06	3 - 39 yrs.	234
Vancouver	WA	SpringHill Suites	0	1,310	15,126	46	16,482	(3,064)	2007	Jun-07	3 - 39 yrs.	119
Kirkland	WA	Courtyard	12,439	3,507	28,507	235	32,249	(4,646)	2006	Oct-07	3 - 39 yrs.	150

			$161,825	$90,429	$842,894	$62,117	$995,440	$(182,814)				6,426

(1) The cost basis for Federal Income Tax purposes approximates the basis used in this schedule, except for an impairment loss of approximately $6.6 million included in this schedule.
(2) Amount includes a reduction in cost due to impairment loss.

SCHEDULE III
Real Estate and Accumulated Depreciation (continued)
As of December 31, 2012
(dollars in thousands)

	2012	2011	2010
Real estate owned:
Balance as of January 1	$994,634	$986,266	$983,216
Improvements	7,446	8,368	3,050
Impairment of depreciable assets	(6,640)	0	0
Balance at December 31	$995,440	$994,634	$986,266

	2012	2011	2010
Accumulated depreciation:
Balance as of January 1	$(148,257)	$(114,097)	$(80,923)
Depreciation expense	(34,557)	(34,160)	(33,174)
Disposals	0	0	0
Balance at December 31	$(182,814)	$(148,257)	$(114,097)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLE REIT SEVEN, INC.

By:	/s/ GLADE M. KNIGHT	Date: March 6, 2013
Glade M. Knight, Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

By:	/s/ BRYAN PEERY	Date: March 6, 2013
Bryan Peery,
Chief Financial Officer (Principal Financial and Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ GLADE M. KNIGHT	Date: March 6, 2013
Glade M. Knight, Director

By:	/s/ GLENN W. BUNTING	Date: March 6, 2013
Glenn W. Bunting, Director

By:	/s/ KENT W. COLTON	Date: March 6, 2013
Kent W. Colton, Director

By:	/s/ BRUCE H. MATSON	Date: March 6, 2013
Bruce H. Matson, Director

EXHIBIT INDEX

Exhibit Number	Description of Documents

3.1
Amended and Restated Articles of Incorporation of the Registrant. (Incorporated by reference to Exhibit 3.3 to the amendment no. 3 to the registrant’s registration statement on Form S-11 (SEC File No. 333-125546) effective March 3, 2006)

3.2	Bylaws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the registrant’s registration statement on Form S-11 (SEC File No. 333-125546) effective March 3, 2006)

10.1
Advisory Agreement between the Registrant and Apple Seven Advisors, Inc. (Incorporated by reference to Exhibit 10.1 to the registrant’s quarterly report on Form 10-Q (SEC File No. 333-125546) filed April 28, 2006)

10.2
Property Acquisition/Disposition Agreement between the Registrant and Apple Suites Realty Group, Inc. (Incorporated by reference to Exhibit 10.2 to the registrant’s quarterly report on Form 10-Q (SEC File No. 333-125546) filed April 28, 2006)

10.3	Apple REIT Seven, Inc. 2005 Incentive Plan. (Incorporated by reference to Exhibit 10.3 to the registrant’s quarterly report on Form 10-Q (SEC File No. 333-125546) filed April 28, 2006) *

10.4
Apple REIT Seven, Inc. 2005 Non-Employee Directors Stock Option Plan. (Incorporated by reference to Exhibit 10.4 to the registrant’s quarterly report on Form 10-Q (SEC File No. 333-125546) filed April 28, 2006) *

10.8
Management Agreement dated as of April 26, 2006 between Texas Western Management Partners, L.P. and Apple Seven Services, L.P. (Incorporated by reference to Exhibit 10.8 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-125546) filed July 26, 2006)

10.9
Residence Inn by Marriott Relicensing Agreement dated as of April 26, 2006 between Marriott International, Inc. and Apple Seven Services, L.P. (Incorporated by reference to Exhibit 10.9 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-125546) filed July 26, 2006)

10.10
Hotel Lease Agreement effective as of April 26, 2006 between Apple Seven Hospitality Texas, L.P. and Apple Seven Services, L.P. (Incorporated by reference to Exhibit 10.10 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-125546) filed July 26, 2006)

10.16
Management Agreement dated as of May 9, 2006 between Inn Ventures, Inc. and Apple Seven Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.16 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-125546) filed July 26, 2006)

10.17
Franchise License Agreement dated as of May 9, 2006 between Hilton Hotels Corporation and Apple Seven Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.17 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-125546) filed July 26, 2006)

10.18
Schedule of information for an additional and substantially identical Hotel Lease Agreement dated as of May 9, 2006 (substantially identical to Exhibit 10.10 listed above) (Incorporated by reference to Exhibit 10.18 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-125546) filed July 26, 2006)

10.21
Management Agreement dated as of June 6, 2006 between Texas Western Management Partners, L.P. and Apple Seven Services, L.P. (Incorporated by reference to Exhibit 10.21 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-125546) filed July 26, 2006)

10.22
Schedule of information for an additional and substantially identical Hotel Lease Agreement effective as of June 6, 2006 (substantially identical to Exhibit 10.10 listed above) (Incorporated by reference to Exhibit 10.22 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-125546) filed July 26, 2006)

10.23
Courtyard by Marriott Relicensing Agreement dated as of June 19, 2006 between Marriott International, Inc. and Apple Seven Services, L.P. (Incorporated by reference to Exhibit 10.23 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-125546) filed July 26, 2006)

Exhibit Number	Description of Documents

21.1	Subsidiaries of the Registrant (FILED HEREWITH).

23.1	Consent of Ernst & Young LLP (FILED HEREWITH).

31.1	Certification of the Company’s Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH).

31.2	Certification of the Company’s Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH).

32.1	Certification of the Company’s Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH).

101	The following materials from Apple REIT Seven, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Shareholders’ Equity, (iv) the Consolidated Statements of Cash Flows, and (v) related notes to these financial statements, tagged as blocks of text and in detail (FURNISHED HEREWITH)

*	Denotes Compensation Plan.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2013

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE TRANSITION PERIOD FROM _______ TO _______

Commission File Number 000-52585

Apple REIT Seven, Inc.
(Exact name of registrant as specified in its charter)

Virginia	20-2879175
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

814 East Main Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒  No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☒   No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

Number of registrant’s common shares outstanding as of November 1, 2013: 90,613,633

APPLE REIT SEVEN, INC.
FORM 10-Q

This Form 10-Q includes references to certain trademarks or service marks. The SpringHill Suites® by Marriott, TownePlace Suites® by Marriott, Fairfield Inn® by Marriott, Courtyard® by Marriott, Residence Inn® by Marriott and Marriott® trademarks are the property of Marriott International, Inc. or one of its affiliates.  The Homewood Suites® by Hilton, Hilton Garden Inn®, Hampton Inn® and Hampton Inn & Suites® trademarks are the property of Hilton Worldwide or one or more of its affiliates.  For convenience, the applicable trademark or service mark symbol has been omitted but will be deemed to be included wherever the above referenced terms are used.

PART I. FINANCIAL INFORMATION
Item 1.    Financial Statements

APPLE REIT SEVEN, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30,	December 31,
	2013	2012
	(unaudited)
Assets
Investment in real estate, net of accumulated depreciation of $205,180 and $179,491, respectively	$784,535	$802,326
Hotels held for sale	9,600	10,300
Restricted cash-furniture, fixtures and other escrows	12,020	11,354
Due from third party managers, net	9,324	6,798
Other assets, net	5,155	4,725
Total Assets	$820,634	$835,503

Liabilities
Credit facility	$24,500	$35,600
Mortgage debt	183,560	162,523
Accounts payable and accrued expenses	15,032	12,917
Total Liabilities	223,092	211,040

Shareholders' Equity
Preferred stock, authorized 15,000,000 shares; none issued and outstanding	0	0
Series A preferred stock, no par value, authorized 200,000,000 shares; issued and outstanding 90,613,633 and 90,941,959 shares, respectively	0	0
Series B convertible preferred stock, no par value, authorized 240,000 shares; issued and outstanding 240,000 shares	24	24
Common stock, no par value, authorized 200,000,000 shares; issued and outstanding 90,613,633 and 90,941,959 shares, respectively	895,318	898,821
Distributions greater than net income	(297,800)	(274,382)
Total Shareholders' Equity	597,542	624,463

Total Liabilities and Shareholders' Equity	$820,634	$835,503

See notes to consolidated financial statements.

APPLE REIT SEVEN, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Revenues:
Room revenue	$53,715	$51,166	$153,725	$147,516
Other revenue	5,458	4,658	16,117	14,880
Total revenue	59,173	55,824	169,842	162,396

Expenses:
Operating expense	15,250	14,834	44,745	42,878
Hotel administrative expense	4,138	4,028	12,096	11,797
Sales and marketing	4,460	4,274	13,004	12,604
Utilities	2,588	2,521	6,797	6,576
Repair and maintenance	2,569	2,493	7,423	7,098
Franchise fees	2,517	2,345	7,130	6,761
Management fees	1,949	1,856	5,743	5,512
Property taxes, insurance and other	3,178	3,179	9,303	9,317
General and administrative	1,366	1,684	4,245	4,815
Merger transaction costs	1,527	0	1,714	722
Depreciation expense	8,512	8,496	25,689	25,374
Total expenses	48,054	45,710	137,889	133,454

Operating income	11,119	10,114	31,953	28,942

Interest expense, net	(2,680)	(2,713)	(7,892)	(7,923)

Income before income taxes	8,439	7,401	24,061	21,019

Income tax expense	(80)	(75)	(260)	(263)

Income from continuing operations	8,359	7,326	23,801	20,756

Income (loss) from discontinued operations	(442)	(27)	162	212

Net income	$7,917	$7,299	$23,963	$20,968

Basic and diluted net income per common share
From continuing operations	$0.09	$0.08	$0.26	$0.23
From discontinued operations	0.00	0.00	0.00	0.00
Total basic and diluted net income per common share	$0.09	$0.08	$0.26	$0.23

Weighted average common shares outstanding - basic and diluted	90,614	90,866	90,676	90,903

See notes to consolidated financial statements.

APPLE REIT SEVEN, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Nine Months Ended
	September 30,
	2013	2012
Cash flows from operating activities:
Net income	$23,963	$20,968
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation, including discontinued operations	25,689	25,848
Loss on hotels held for sale	700	0
Amortization of deferred financing costs, fair value adjustments and other non-cash expenses, net	107	297
Changes in operating assets and liabilities:
Increase in due from third party managers, net	(2,526)	(2,698)
Increase in other assets	(665)	(650)
Increase in accounts payable and accrued expenses	1,748	1,927
Net cash provided by operating activities	49,016	45,692

Cash flows from investing activities:
Capital improvements	(7,532)	(6,255)
Increase in capital improvement reserves	(262)	(3,270)
Net cash used in investing activities	(7,794)	(9,525)

Cash flows from financing activities:
Net proceeds related to issuance of Units	6,559	12,180
Redemptions of Units	(10,162)	(13,835)
Distributions paid to common shareholders	(47,382)	(52,484)
Payments on extinguished credit facility	0	(64,700)
Proceeds from (payments on) existing credit facility	(11,100)	22,600
Proceeds from mortgage debt	51,250	63,000
Payments on mortgage debt	(29,863)	(2,300)
Deferred financing costs	(524)	(628)
Net cash used in financing activities	(41,222)	(36,167)

Net change in cash and cash equivalents	0	0

Cash and cash equivalents, beginning of period	0	0

Cash and cash equivalents, end of period	$0	$0

See notes to consolidated financial statements.

APPLE REIT SEVEN, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.  Organization and Summary of Significant Accounting Policies

Organization

Apple REIT Seven, Inc., together with its wholly owned subsidiaries (the “Company”), is a Virginia corporation that has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes.  The Company was formed to invest in income-producing real estate in the United States. Initial capitalization occurred on May 26, 2005 and operations began on April 27, 2006 when the Company acquired its first hotel. The Company concluded its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) in July 2007. The Company’s fiscal year end is December 31. The Company has no foreign operations or assets and its operating structure includes only one segment. The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated.  As of September 30, 2013, the Company owned 51 hotels located in 18 states with an aggregate of 6,426 rooms.

Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with the rules and regulations for reporting on Form 10-Q. Accordingly, they do not include all of the information required by accounting principles generally accepted in the United States for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. These unaudited financial statements should be read in conjunction with the Company’s audited consolidated financial statements included in its 2012 Annual Report on Form 10-K. Operating results for the three and nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the twelve month period ending December 31, 2013.

Use of Estimates

The preparation of the financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassifications

Certain amounts in the 2012 consolidated financial statements have been reclassified to conform with the 2013 presentation with no effect on previously reported net income or shareholders’ equity.

Earnings per Common Share

Basic earnings per common share is computed based upon the weighted average number of shares outstanding during the period. Diluted earnings per common share is calculated after giving effect to all potential common shares that were dilutive and outstanding for the period. There were no potential common shares with a dilutive effect for the three and nine months ended September 30, 2013 or 2012. As a result, basic and diluted outstanding shares were the same. Series B convertible preferred shares are not included in earnings per common share calculations until such time that such shares are eligible to be converted to common shares.

2. Merger Agreement

On August 7, 2013, Apple REIT Seven, Inc. (“Apple Seven”), Apple REIT Eight, Inc. (“Apple Eight”), Apple REIT Nine, Inc. (“Apple Nine”), Apple Seven Acquisition Sub, Inc. (“Seven Acquisition Sub”), a wholly-owned subsidiary of Apple Nine, and Apple Eight Acquisition Sub, Inc. (“Eight Acquisition Sub”), a wholly-owned subsidiary of Apple Nine, entered into an Agreement and Plan of Merger, as amended (the “Merger Agreement”).  The Merger Agreement provides for the merger of Apple Seven and Apple Eight with and into Seven Acquisition Sub and Eight Acquisition Sub, respectively, which were formed solely for engaging in the mergers and have not conducted any prior activities.  Upon completion of the mergers, the separate corporate existence of Apple Seven and Apple Eight will cease and Seven Acquisition Sub and Eight Acquisition Sub will be the surviving corporations.  Pursuant to the terms of the Merger Agreement, upon completion of the mergers the current Apple Nine common shares totaling 182,784,131 will remain outstanding, and:

•
Each issued and outstanding unit of Apple Seven (consisting of one Apple Seven common share together with one Apple Seven Series A preferred share) will be converted into one (the “Apple Seven exchange ratio”) common share of Apple Nine, or a total of approximately 90,613,633 common shares (assuming no dissenting shares), and each issued and outstanding Series B convertible preferred share of Apple Seven will be converted into a number of Apple Nine’s common shares equal to 24.17104 multiplied by the Apple Seven exchange ratio, or a total of 5,801,050 common shares; and

•
Each issued and outstanding unit of Apple Eight (consisting of one Apple Eight common share together with one Apple Eight Series A preferred share) will be converted into 0.85 (the “Apple Eight exchange ratio”) common share of Apple Nine, or a total of approximately 78,319,004 common shares (assuming no dissenting shares), and each issued and outstanding Series B convertible preferred share of Apple Eight will be converted into a number of Apple Nine’s common shares equal to 24.17104 multiplied by the Apple Eight exchange ratio, or a total of 4,930,892 common shares.

If the mergers are approved by the shareholders of each of Apple Seven, Apple Eight and Apple Nine and all of the other conditions to the mergers are completed, Apple Seven will record an expense related to the conversion of Apple Seven’s Series B convertible preferred shares into common shares of Apple Nine. Although the final estimate of fair value may vary significantly from these estimates, Apple Nine’s preliminary estimate of the fair value of $9.00 to $11.00 per Apple Nine common share would result in an expense to Apple Seven ranging from approximately $52 million to $64 million.

The Merger Agreement contains various closing conditions, including shareholder approval by Apple Seven, Apple Eight and Apple Nine.  As a result, there is no assurance that the mergers will occur.  Under the Merger Agreement, Apple Seven, Apple Eight and Apple Nine may terminate the Merger Agreement under certain circumstances; however, each of the companies may be required to pay a fee of $1.7 million, plus reasonable third party expenses, to each of the other companies upon such termination.  All costs related to the proposed mergers are being expensed in the period they are incurred and are included in the merger transaction costs in the Company’s consolidated statements of operations.  In connection with these activities, the Company incurred approximately $1.7 million in expenses for the nine months ended September 30, 2013.

3.  Credit Facility and Mortgage Debt

Credit Facility

In August 2012, the Company entered into a new $40 million unsecured credit facility with a commercial bank that is utilized for working capital, hotel renovations, and other general corporate funding purposes, including the payment of redemptions and distributions. The outstanding principal is required to be paid by the maturity date of August 30, 2014. Interest payments are due monthly and the interest rate is equal to the applicable LIBOR (London Interbank Offered Rate for a one-month term) plus 3.25%. Under the terms of the credit agreement, the Company may make voluntary prepayments in whole or in part at any time. The Company is also required to pay a quarterly fee at an annual rate of 0.35% on the average unused balance of the credit facility.  In January 2013, the Company entered into an amendment to its credit facility to temporarily increase the maximum aggregate commitment from $40 million to $55 million, which, on April 1, 2013, was reduced back to $40 million. As noted below, the additional borrowings were used to pay off and extinguish a mortgage note in February 2013 and were subsequently repaid with proceeds from the secured mortgage loan entered into in March 2013. The balance outstanding under the credit facility on September 30, 2013 and December 31, 2012 was $24.5 million and $35.6 million, at an annual interest rate of approximately 3.43% and 3.46%, respectively. The credit facility contains customary affirmative covenants and negative covenants and events of defaults. It also contains quarterly financial covenants, which include, among others, a minimum tangible net worth, maximum debt limits, maximum distributions and redemptions and minimum debt service and fixed charge coverage ratios. The Company was in compliance with each of these covenants at September 30, 2013.

Mortgage Debt

During the nine months ended September 30, 2013, the Company entered into four mortgage loan agreements with commercial lenders, secured by four hotel properties for a total of $51.3 million. Combined scheduled payments of interest and principal totaling approximately $271,000 are due monthly and each loan will amortize on a 25 year term with a balloon payment due at maturity. At closing, the Company used proceeds from each loan to reduce the outstanding balance on its credit facility, extinguish through pay-off a mortgage note payable, as described below, and to pay transaction costs. Loan origination costs totaling approximately $0.5 million are being amortized as interest expense through the maturity date for each loan.  The following table summarizes the hotel property securing each loan, the interest rate, loan origination date, maturity date and principal amount originated under each loan agreement.  All dollar amounts are in thousands:

Hotel Location	Brand	Interest Rate	Loan Origination Date	Maturity Date	Principal Originated
Huntsville, AL	Homewood Suites	4.12%	1/15/2013	2/6/2023	$8,500
Prattville, AL	Courtyard	4.12%	1/15/2013	2/6/2023	6,750
San Diego, CA	Residence Inn	3.97%	3/4/2013	3/6/2023	19,000
Miami, FL	Homewood Suites	4.02%	4/1/2013	4/1/2023	17,000
Total					$51,250

In February 2013, the Company extinguished through pay-off a mortgage loan jointly secured by the San Diego, California Residence Inn and the Provo, Utah Residence Inn.  The mortgage loan had a scheduled maturity in April 2013 and was originally assumed upon acquisition of the two hotels in 2007.  The mortgage loan had a principal balance at pay-off of approximately $18.3 million, an interest rate of 6.55%, and was extinguished without premium or discount to the balance outstanding.  Funds for the debt extinguishment were provided by borrowings under the Company’s amended unsecured credit facility.

In April, 2013, the Company extinguished through pay-off the prior mortgage loan secured by the Miami, Florida Homewood Suites.  Funds for the debt extinguishment were provided by the origination of the new mortgage loan secured by the Miami, Florida Homewood Suites. The mortgage loan had a scheduled maturity in July 2013, and was originally assumed upon acquisition of the hotel in 2007.  The mortgage loan had a principal balance at pay-off of approximately $8.3 million, an interest rate of 6.5%, and was extinguished without premium or discount to the balance outstanding.

4.  Fair Value of Financial Instruments

The Company estimates the fair value of its debt by discounting the future cash flows of each instrument at estimated market rates consistent with the maturity of the debt obligation with similar credit terms and credit characteristics which are Level 3 inputs.  Market rates take into consideration general market conditions and maturity.  As of September 30, 2013, the carrying value and estimated fair value of the Company’s debt was approximately $208.1 million and $208.7 million. As of December 31, 2012, the carrying value and estimated fair value of the Company’s debt was approximately $198.1 million and $204.1 million. The carrying value of the Company’s other financial instruments approximates fair value due to the short-term nature of these financial instruments.

5.  Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties.  These transactions cannot be construed to be at arm’s length and the results of the Company’s operations may be different if these transactions were conducted with non-related parties.  The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to the contracts, as well as any new significant related party transactions.  There were no changes to the contracts discussed in this section and no new significant related party transactions during the nine months ended September 30, 2013 (other than the transactions related to the completion of Apple REIT Six, Inc.’s merger with a third party and the Merger Agreement and related transactions discussed below).  The Board of Directors is not required to approve each individual transaction that falls under the related party relationships.  However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The term the “Apple REIT Entities” means Apple REIT Six, Inc. (“Apple Six”), Apple REIT Seven, Inc. (“Apple Seven”), Apple REIT Eight, Inc. (“Apple Eight”), Apple REIT Nine, Inc.(“Apple Nine”) and Apple REIT Ten, Inc. (“Apple Ten”).  The term the “Advisors” means Apple Six Advisors, Inc., Apple Seven Advisors, Inc. (“A7A”), Apple Eight Advisors, Inc., Apple Nine Advisors, Inc. (“A9A”), Apple Ten Advisors, Inc., Apple Suites Realty Group, Inc. (“ASRG”) and Apple Six Realty Group, Inc.  The Advisors are wholly owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company.  Mr. Knight is also Chairman and Chief Executive Officer of Apple Eight, Apple Nine and Apple Ten.  Members of the Company’s Board of Directors are also on the Board of Directors of Apple Eight, Apple Nine and Apple Ten.

On May 14, 2013, Apple Six merged with and into an entity that is not affiliated with the Apple REIT Entities or the Advisors.  Pursuant to the terms and conditions of the merger agreement, dated as of November 29, 2012, upon completion of the merger, the separate corporate existence of Apple Six ceased (the “A6 Merger”).  Prior to the A6 Merger, Glade M. Knight was Chairman and Chief Executive Office of Apple Six and members of the Company’s Board of Directors were also on the Board of Directors of Apple Six.

ASRG Agreement

The Company has a contract with ASRG to acquire and dispose of real estate assets for the Company.  A fee of 2% of the gross purchase price or gross sale price in addition to certain reimbursable expenses is paid to ASRG for these services.  No fees or expenses were incurred by the Company during the nine months ended September 30, 2013 and 2012 under this contract.

A7A Agreement

The Company is party to an advisory agreement with A7A, pursuant to which A7A provides management services to the Company.  A7A provides these management services through Apple Fund Management, LLC (“AFM”), which immediately after the A6 Merger became a wholly-owned subsidiary of A9A. This transaction between A9A and Apple Six was made with no cash consideration exchanged between the entities. Prior to May 14, 2013, AFM was a wholly-owned subsidiary of Apple Six.  An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses as described below, are payable to A7A for these management services.  Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $1.1 million for both the nine months ended September 30, 2013 and 2012.

Apple REIT Entities and Advisors Cost Sharing Structure

In addition to the fees payable to A7A, the Company reimbursed to A7A, or paid directly to AFM on behalf of A7A, approximately $1.3 million for both the nine months ended September 30, 2013 and 2012.  The costs are included in general and administrative expenses and are for the Company’s allocated share of the staffing and related costs provided by AFM at the direction of A7A.

AFM is an affiliate of each of the Advisors.  Each of the Advisors provides management services through the use of AFM to, respectively, Apple Six (prior to the A6Merger), Apple Seven, Apple Eight, Apple Nine and Apple Ten.  In connection with the A6 Merger, effective May 14, 2013, the entire membership interest of Apple Six in AFM was transferred and assigned to A9A, which then became the sole member of AFM.  As part of the assignment, A9A and the other Advisors agreed to indemnify the buyer of Apple Six for liabilities related to AFM.  The assignment of AFM’s interest to A9A had no impact on the Company’s advisory agreement with A7A or the process of allocating costs from AFM to the Apple REIT Entities or Advisors as described below, except Apple Six and its advisors, Apple Six Advisors, Inc. and Apple Six Realty Group, Inc. (collectively “A6 Advisors”), no longer participate in the cost sharing arrangement, thereby increasing the remaining companies’ share of the allocated costs.

Also, in connection with the A6 Merger, on May 13, 2013, Apple Nine acquired from Apple Six the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and assumed the Fort Worth, Texas office lease agreement.  As described below, any costs associated with the Headquarters and office lease, including office rent, utilities, office supplies, etc. (“Office Related Costs”) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple Six and A6 Advisors.

Prior to the A6 Merger, amounts reimbursed to AFM included both compensation for personnel and Office Related Costs used by the companies.  As discussed above, as a result of the A6 Merger, beginning on May 14, 2013, Office Related Costs are now allocated from Apple Nine to the other Apple REIT Entities and Advisors, excluding Apple Six and A6 Advisors.  Each of these companies has agreed to reimburse Apple Nine for its share of these costs.  From the period May 14, 2013 through September 30, 2013, the Company reimbursed Apple Nine approximately $111,000 for its share of Office Related Costs, which are included in general and administrative costs in the Company’s consolidated statements of operations.

All of the Office Related Costs and costs of AFM are allocated among the Apple REIT Entities and the Advisors, excluding Apple Six and A6 Advisors after the A6 Merger.  The allocation of costs is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each company’s level of business activity and the extent to which each company requires the services of particular personnel of AFM.  Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company.  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described above allows the companies to share costs yet attract and retain superior executives and staff.  The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements.  Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

As part of the cost sharing arrangements, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities and Advisors (excluding Apple Six and A6 Advisors after the A6 Merger).  To efficiently manage cash disbursements, an individual Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) may make payments for any or all of the related companies.  The amounts due to or from the related Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) are reimbursed or collected and are not significant in amount.

The Company has incurred legal fees associated with the Legal Proceedings and Related Matters discussed herein.  The Company also incurs other professional fees such as accounting, auditing and reporting.  These fees are included in general and administrative expense in the Company’s consolidated statements of operations.  To be cost effective, these services received by the Company are shared as applicable across the other Apple REIT Entities (excluding Apple Six after the A6 Merger).  The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services.  The total costs for the Legal Proceedings and Related Matters discussed herein for all of the Apple REIT Entities was approximately $2.2 million for the nine months ended September 30, 2013, of which approximately $0.5 million was allocated to the Company. Total costs for the nine months ended September 30, 2012 for all of the Apple REIT Entities was approximately $5.7 million, of which approximately $1.2 million was allocated to the Company.

Apple Air Holding, LLC (“Apple Air”) Membership Interest

Included in other assets, net on the Company’s consolidated balance sheet is a 26% equity investment in Apple Air.  The other current members of Apple Air are Apple Eight, Apple Nine and Apple Ten.  In connection with the A6 Merger, on May 13, 2013, Apple Ten acquired its membership interest in Apple Air from Apple Six. Through its equity investment, the Company has access to Apple Air’s aircraft for asset management and renovation purposes.  The Company’s equity investment was approximately $1.5 million and $1.7 million as of September 30, 2013 and December 31, 2012.  The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly.  For the nine months ended September 30, 2013 and 2012, the Company recorded a loss of approximately $196,000 and $158,000, respectively, as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft, and is included in general and administrative expense in the Company’s consolidated statements of operations.

Merger Agreement and Related Transactions

Concurrently with the execution of the Merger Agreement (as discussed in note 2), on August 7, 2013, Apple Seven, Apple Eight and Apple Nine entered into a termination agreement, as amended (the “Termination Agreement”) with A7A, Apple Eight Advisors, Inc., A9A and ASRG, effective immediately before the completion of the mergers.  Pursuant to the Termination Agreement, the existing advisory agreements and property acquisition/disposition agreements with respect to Apple Seven, Apple Eight and Apple Nine will be terminated. The Termination Agreement does not provide for any separate payments to be made in connection with the termination of the existing advisory agreements and property acquisition/disposition agreements.  As a result, if the merger is completed, Apple Seven, Apple Eight and Apple Nine will no longer pay the various fees currently paid to its respective advisors.

6.  Shareholders’ Equity

Unit Redemption Program

In April 2007, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year. Shareholders may request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years. The maximum number of Units that may be redeemed in any given year is five percent of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption. The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program. On June 27, 2013, the Company announced the suspension of its Unit Redemption Program, as it evaluated the potential merger transaction. Under the Merger Agreement, the Company is required to continue the suspension of the program until the Merger Agreement is terminated or the mergers are completed.

Since inception of the program through September 30, 2013, the Company has redeemed approximately 12.4 million Units representing $134.4 million, including 0.9 million Units in the amount of $10.2 million and 1.3 million Units in the amount of $13.8 million redeemed during the nine months ended September 30, 2013 and 2012, respectively.  Since the first quarter of 2011, the total redemption requests have exceeded the authorized amount of redemptions and, as a result, the Board of Directors has limited the amount of redemptions as deemed prudent. Therefore, as contemplated in the program, beginning with the first quarter 2011 redemption, the Company redeemed Units on a pro-rata basis. Prior to 2011, the

Company redeemed 100% of redemption requests. The following is a summary of Unit redemptions during 2012 and the first nine months of 2013:

Redemption Date	Total Requested Unit Redemptions at Redemption Date	Units Redeemed	Total Redemption Requests Not Redeemed at Redemption Date

First Quarter 2012	12,885,635	455,093	12,430,542
Second Quarter 2012	12,560,001	441,458	12,118,543
Third Quarter 2012	12,709,508	364,299	12,345,209
Fourth Quarter 2012	13,003,443	363,755	12,639,688
First Quarter 2013	13,394,933	386,558	13,008,375
Second Quarter 2013	13,975,946	538,067	13,437,879

Dividend Reinvestment Plan

In July 2007, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company. The uses of the proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels. The Company has registered 15 million Units for potential issuance under the plan. Since inception of the plan through September 30, 2013, approximately 11.9 million Units, representing $131.1 million in proceeds to the Company, were issued under the plan. During the nine months ended September 30, 2013 and 2012, approximately 0.6 million Units, representing $6.6 million in proceeds to the Company, and 1.1 million Units, representing $12.2 million in proceeds to the Company, were issued under the plan.  On June 27, 2013, the Company announced the suspension of its Dividend Reinvestment Plan, as it evaluated the potential merger transaction. Under the Merger Agreement, the Company is required to continue the suspension of the plan until the Merger Agreement is terminated or the mergers are completed.

Distributions

For the three months ended September 30, 2013 and 2012, the Company made distributions of $0.165 and $0.193 per common share for a total of $15.0 million and $17.5 million. For the nine months ended September 30, 2013 and 2012, the Company made distributions of $0.523 and $0.578 per common share for a total of $47.4 million and $52.5 million. In 2013, the Company’s Board of Directors approved a reduction of the annual distribution rate from $0.77 per common share to $0.66 per common share, effective with the distribution paid in April 2013. The Company’s distributions will continue to be paid monthly.

7.  Legal Proceedings and Related Matters

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc., et al. putative class action lawsuit, which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, which was dismissed in April 2013, was purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Entities, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, and alleges that the Apple REIT Entities “misrepresented the investment objectives of the Apple REITs, the dividend payment policy of the Apple REITs, and the value of their Apple REIT investments”. The consolidated complaint asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933, as well as claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On February 16, 2012, one shareholder of the Company and Apple REIT Six, Inc., filed a putative class action lawsuit captioned Laurie Brody v. David Lerner Associates, Inc., et al., Case No. 1:12-cv-782-ERK-RER, in the United States District Court for the Eastern District of New York against the Company, Apple REIT Six, Inc., Glade M. Knight, Apple Suites Realty Group, Inc., David Lerner Associates, Inc., and certain executives of David Lerner Associates, Inc.  The complaint, purportedly brought on behalf of all purchasers of Units of the Company and Apple REIT Six, Inc., or those who otherwise acquired these Units, asserts claims for breach of fiduciary duty and aiding and abetting breach of fiduciary duty, unjust enrichment, negligence, breach of written or implied contract (against the David Lerner Associates, Inc. defendants only), and for violation of New Jersey’s state securities laws.  On March 13, 2012, by order of the court, Laurie Brody v. David Lerner Associates, Inc., et al. was consolidated into the In re Apple REITs Litigation.

On April 18, 2012, the Company, and the other defendants moved to dismiss the consolidated complaint in the In re Apple REITs Litigation. By Order entered on March 31, 2013 and opinion issued on April 3, 2013, the Court dismissed the consolidated complaint in its entirety with prejudice and without leave to amend. Plaintiffs filed a Notice of Appeal to the Second Circuit Court of Appeals on April 12, 2013, and filed their Brief for Plaintiffs-Appellants on July 26, 2013.  Defendants-Appellees filed their Briefs on October 25, 2013.  The Company believes that Plaintiffs’ claims against it, its officers and directors and other Apple REIT Entities were properly dismissed by the lower court, and intends to vigorously defend the judgment as entered.  In the event some or all of Plaintiffs’ claims are revived as a result of Plaintiffs’ appeal, the Company will, once again, defend against them vigorously.  At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

The Securities and Exchange Commission (“SEC”) staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company’s filings with the SEC beginning in 2008, as well as the Company’s review of certain transactions involving the Company and the other Apple REIT Entities.  The Company intends to continue to cooperate with the SEC staff, and it is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers.  The Company does not believe the issues raised by the SEC staff affect the material accuracy of the Company’s consolidated financial statements.  At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution.

8.  Discontinued Operations

During December 2012, the Company identified three properties, the Fairfield Inn’s in Dothan, Alabama, Columbus, Georgia and Tallahassee, Florida, that it would consider selling in 2013 due to anticipated returns for needed capital investment being below returns for other investment opportunities. Due to the change in anticipated hold period of the assets, the estimated undiscounted cash flow for these properties was estimated to be less than their carrying value; therefore the Company recognized a loss of $6.6 million in the fourth quarter of 2012 to adjust the basis of the properties to their estimated fair market value.  In January 2013, the Company committed to sell these properties and began the process of marketing efforts. These hotels have been classified on the consolidated balance sheets as “Hotels held for sale” as of September 30, 2013, and are recorded at the estimated sales proceeds less cost to sell. During the third quarter of 2013, the Company reduced its estimate of sale proceeds, less cost to sell by approximately $700,000 based on current market estimates. The results of operations for these properties for the three and nine months ended September 30, 2013 and 2012 are classified on the consolidated statements of operations in the line item “Income from discontinued operations”.

The following table sets forth the components of income from discontinued operations for the three and nine months ended September 30, 2013 and 2012 (in thousands):

	Three months ended		Nine months ended
	September 30,		September 30,
	2013	2012	2013	2012

Total revenue	$950	$923	$3,223	$3,047
Hotel operating expenses	690	689	2,150	2,082
Property taxes, insurance and other	2	56	211	139
Depreciation expense	0	159	0	474
Loss on hotels held for sale	700	0	700	0
Interest expense, net	0	46	0	140
Income from discontinued operations	$(442)	$(27)	$162	$212

9.  Subsequent Events

In October 2013, the Company declared and paid approximately $5.0 million, or $0.055 per outstanding common share, in distributions to its common shareholders.

Item 2.    Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

This quarterly report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential” and similar expressions that convey the uncertainty of future events or outcomes.  Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company, Apple REIT Eight, Inc. or Apple REIT Nine, Inc. to obtain required shareholder or other third-party approvals required to consummate the proposed mergers, under which Apple REIT Seven, Inc. and Apple REIT Eight, Inc. would be merged with and into wholly owned subsidiaries of Apple REIT Nine, Inc.; the satisfaction or waiver of other conditions in the merger agreement; a material adverse effect on the Company, Apple REIT Eight, Inc. or Apple REIT Nine, Inc.; the outcome of any legal proceedings that may be instituted against the Company, Apple REIT Eight, Inc. or Apple REIT Nine, Inc. and others related to the merger agreement, the ability of the Company to implement its acquisition strategy and operating strategy; the Company’s ability to manage planned growth; changes in economic cycles; financing risks; the outcome of current and future litigation, regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets, or classification as a real estate investment trust; and competition within the hotel and real estate industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in the quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the Company’s financial statements and the notes thereto, as well as the risk factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”). Any forward-looking statement that the Company makes speaks only as of the date of this report. The Company undertakes no obligation to publically update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Overview

Apple REIT Seven, Inc., together with its wholly owned subsidiaries (the “Company”), was formed to invest in income-producing real estate in the United States.  The Company was initially capitalized on May 26, 2005, with its first investor closing on March 15, 2006. The Company completed its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) in July 2007.  The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. The Company’s first hotel was acquired on April 27, 2006.  As of September 30, 2013, the Company owned 51 hotels within different markets in the United States.

Hotel Operations

Although hotel performance can be influenced by many factors including local competition, local and general economic conditions in the United States and the performance of individual managers assigned to each hotel, performance of the hotels as compared to other hotels within their respective local markets, in general, has met the Company’s expectations for the period owned.  The hotel industry and the Company continue to see improvement in both revenues and operating income as compared to the prior year.  Although there is no way to predict future general economic conditions, and there are several key factors that may continue to negatively affect the economic recovery in the United States and add to general market uncertainty, including but not limited to, the continued high levels of unemployment, the slow pace of the economic recovery in the United States and the ongoing uncertainty surrounding the fiscal policy of the United States (including the “sequester”, tax increases and potential government spending cuts), the Company and industry are forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012 with the trend expected to continue into 2014.

In evaluating financial condition and operating performance, the most important indicators on which the Company focuses are revenue measurements, such as average occupancy, average daily rate (“ADR”), revenue per available room (“RevPAR”) and market yield which compares an individual hotel’s results to others in its local market, and expenses, such as hotel operating expenses, general and administrative expenses and other expenses described below.

The Company continually monitors the profitability of its properties and attempts to maximize shareholder value by timely disposal of properties. In January 2013, the Company committed to sell three underperforming assets, the Fairfield Inn’s in Dothan, Alabama, Columbus, Georgia, and Tallahassee, Florida. Due to the change in anticipated hold period of these assets, the Company recognized an impairment loss of $6.6 million in the fourth quarter of 2012 and further reduced its estimate of sales proceeds less cost to sell based on current market conditions by $700,000 in the third quarter of 2013. The results of these properties have been included in discontinued operations in the Company’s consolidated statements of operations and are not included in the summary below.

The following is a summary of the Company’s results from continuing operations for the three and nine months ended September 30, 2013 and 2012:

	Three Months Ended September 30,					Nine Months Ended September 30,
(in thousands except statistical data)	2013	Percent of Revenue	2012	Percent of Revenue	Percent Change	2013	Percent of Revenue	2012	Percent of Revenue	Percent Change

Total revenue	$59,173	100%	$55,824	100%	6%	$169,842	100%	$162,396	100%	5%
Hotel operating expenses	33,471	57%	32,351	58%	3%	96,938	57%	93,226	57%	4%
Property taxes, insurance and other expense	3,178	5%	3,179	6%	0%	9,303	5%	9,317	6%	0%
General and administrative expense	1,366	2%	1,684	3%	-19%	4,245	2%	4,815	3%	-12%

Merger transaction costs	1,527		0		N/A	1,714		722		137%
Depreciation	8,512		8,496		0%	25,689		25,374		1%
Interest expense, net	2,680		2,713		-1%	7,892		7,923		0%
Income tax expense	80		75		7%	260		263		-1%

Number of hotels	48		48		0%	48		48		0%
Average Market Yield (1)	126		123		2%	124		124		0%
ADR	$119		$117		2%	$118		$115		3%
Occupancy	79%		77%		3%	77%		75%		3%
RevPAR	$94		$90		4%	$91		$87		5%
Total rooms sold (2)	452,558		434,777		4%	1,308,333		1,267,851		3%
Total rooms available (3)	571,228		567,084		1%	1,696,611		1,689,870		0%

(1) Calculated from data provided by Smith Travel Research, Inc.® Excludes hotels under renovation.
(2) Represents the number of room nights sold during the period.
(3) Represents the number of rooms owned by the Company multiplied by the number of nights in the period.

Merger Agreement

On August 7, 2013, Apple REIT Seven, Inc. (“Apple Seven”), Apple REIT Eight, Inc. (“Apple Eight”), Apple REIT Nine, Inc. (“Apple Nine”), Apple Seven Acquisition Sub, Inc. (“Seven Acquisition Sub”), a wholly-owned subsidiary of Apple Nine, and Apple Eight Acquisition Sub, Inc. (“Eight Acquisition Sub”), a wholly-owned subsidiary of Apple Nine, entered into an Agreement and Plan of Merger, as amended (the “Merger Agreement”).  The Merger Agreement provides for the merger of Apple Seven and Apple Eight with and into Seven Acquisition Sub and Eight Acquisition Sub, respectively, which were formed solely for engaging in the mergers and have not conducted any prior activities.  Upon completion of the mergers, the separate corporate existence of Apple Seven and Apple Eight will cease and Seven Acquisition Sub and Eight Acquisition Sub will be the surviving corporations.  Pursuant to the terms of the Merger Agreement, upon completion of the mergers the current Apple Nine common shares totaling 182,784,131 will remain outstanding, and:

•
Each issued and outstanding unit of Apple Seven (consisting of one Apple Seven common share together with one Apple Seven Series A preferred share) will be converted into one (the “Apple Seven exchange ratio”) common share of Apple Nine, or a total of approximately 90,613,633 common shares (assuming no dissenting shares), and each issued and outstanding Series B convertible preferred share of Apple Seven will be converted into a number of Apple Nine’s common shares equal to 24.17104 multiplied by the Apple Seven exchange ratio, or a total of 5,801,050 common shares; and

•
Each issued and outstanding unit of Apple Eight (consisting of one Apple Eight common share together with one Apple Eight Series A preferred share) will be converted into 0.85 (the “Apple Eight exchange ratio”) common share of Apple Nine, or a total of approximately 78,319,004 common shares (assuming no dissenting shares), and each issued and outstanding Series B convertible preferred share of Apple Eight will be converted into a number of Apple Nine’s common shares equal to 24.17104 multiplied by the Apple Eight exchange ratio, or a total of 4,930,892 common shares.

If the mergers are approved by the shareholders of each of Apple Seven, Apple Eight and Apple Nine and all of the other conditions to the mergers are completed, Apple Seven will record an expense related to the conversion of Apple Seven’s Series B convertible preferred shares into common shares of Apple Nine. Although the final estimate of fair value may vary significantly from these estimates, Apple Nine’s preliminary estimate of the fair value of $9.00 to $11.00 per Apple Nine common share would result in an expense to Apple Seven ranging from approximately $52 million to $64 million.

The Merger Agreement contains various closing conditions, including shareholder approval by Apple Seven, Apple Eight and Apple Nine.  As a result, there is no assurance that the mergers will occur.  Under the Merger Agreement, Apple Seven, Apple Eight and Apple Nine may terminate the Merger Agreement under certain circumstances; however, each of the companies may be required to pay a fee of $1.7 million, plus reasonable third party expenses, to each of the other companies upon such termination.  All costs related to the proposed mergers are being expensed in the period they are incurred and are included in the merger transaction costs in the Company’s consolidated statements of operations.  In connection with these activities, the Company incurred approximately $1.7 million in expenses for the nine months ended September 30, 2013.

Legal Proceedings

The term the “Apple REIT Entities” means Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc., et al. putative class action lawsuit, which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, which was dismissed in April 2013, was purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Entities, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, and alleges that the Apple REIT Entities “misrepresented the investment objectives of the Apple REITs, the dividend payment policy of the Apple REITs, and the value of their Apple REIT investments.” The consolidated complaint asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933, as well as claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On February 16, 2012, one shareholder of the Company and Apple REIT Six, Inc., filed a putative class action lawsuit captioned Laurie Brody v. David Lerner Associates, Inc., et al., Case No. 1:12-cv-782-ERK-RER, in the United States District Court for the Eastern District of New York against the Company, Apple REIT Six, Inc., Glade M. Knight, Apple Suites Realty Group, Inc., David Lerner Associates, Inc., and certain executives of David Lerner Associates, Inc.  The complaint, purportedly brought on behalf of all purchasers of Units of the Company and Apple REIT Six, Inc., or those who otherwise acquired these Units, asserts claims for breach of fiduciary duty and aiding and abetting breach of fiduciary duty, unjust enrichment, negligence, breach of written or implied contract (against the David Lerner Associates, Inc. defendants only), and for violation of New Jersey’s state securities laws.  On March 13, 2012, by order of the court, Laurie Brody v. David Lerner Associates, Inc., et al. was consolidated into the In re Apple REITs Litigation.

On April 18, 2012, the Company, and the other defendants moved to dismiss the consolidated complaint in the In re Apple REITs Litigation.  By Order entered on March 31, 2013 and opinion issued on April 3, 2013, the Court dismissed the consolidated complaint in its entirety with prejudice and without leave to amend. Plaintiffs filed a Notice of Appeal to the Second Circuit Court of Appeals on April 12, 2013, and filed their Brief for Plaintiffs-Appellants on July 26, 2013.

Defendants-Appellees filed their Briefs on October 25, 2013.  The Company believes that Plaintiffs’ claims against it, its officers and directors and other Apple REIT Entities were properly dismissed by the lower court, and intends to vigorously defend the judgment as entered.  In the event some or all of Plaintiffs’ claims are revived as a result of Plaintiffs’ appeal, the Company will, once again, defend against them vigorously.  At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

Hotels Owned

The following table summarizes the location, brand, manager, date acquired, number of rooms and gross purchase price for each of the 51 hotels the Company owned at September 30, 2013.  All dollar amounts are in thousands.

Location	State	Brand	Manager	Date of Purchase	Rooms	Gross Purchase Price
Auburn	AL	Hilton Garden Inn	LBA	8/17/06	101	$10,185
Dothan*	AL	Fairfield Inn	LBA	5/16/07	63	4,584
Dothan	AL	Residence Inn	LBA	4/16/08	84	9,669
Huntsville	AL	Hilton Garden Inn	LBA	8/17/06	101	10,285
Huntsville	AL	Homewood Suites	LBA	10/27/06	107	11,606
Huntsville	AL	TownePlace Suites	LBA	12/10/07	86	8,927
Montgomery	AL	Hilton Garden Inn	LBA	8/17/06	97	10,385
Montgomery	AL	Homewood Suites	LBA	8/17/06	91	10,660
Prattville	AL	Courtyard	LBA	4/24/07	84	9,304
Troy	AL	Hampton Inn	LBA	8/17/06	82	6,130
Trussville	AL	Courtyard	LBA	10/4/07	84	9,510
Tucson	AZ	Residence Inn	Western	1/17/08	124	16,640
Agoura Hills	CA	Homewood Suites	Dimension	5/8/07	125	25,250
Rancho Bernardo	CA	Courtyard	Inn Ventures	12/12/06	210	36,000
San Diego	CA	Hampton Inn	Dimension	7/19/07	177	42,000
San Diego	CA	Hilton Garden Inn	Inn Ventures	5/9/06	200	34,500
San Diego	CA	Residence Inn	Dimension	6/13/07	121	32,500
Highlands Ranch	CO	Hilton Garden Inn	Dimension	3/9/07	128	20,500
Highlands Ranch	CO	Residence Inn	Dimension	2/22/07	117	19,000
Lakeland	FL	Courtyard	LBA	4/24/07	78	9,805
Miami	FL	Courtyard	Dimension	9/5/08	118	15,000
Miami	FL	Homewood Suites	Dimension	2/21/07	159	24,300
Sarasota	FL	Homewood Suites	Hilton	9/15/06	100	13,800
Tallahassee*	FL	Fairfield Inn	LBA	4/24/07	79	6,647
Columbus*	GA	Fairfield Inn	LBA	4/24/07	79	7,333
Columbus	GA	SpringHill Suites	LBA	3/6/08	85	9,675
Columbus	GA	TownePlace Suites	LBA	5/22/08	86	8,428
Macon	GA	Hilton Garden Inn	LBA	6/28/07	101	10,660
Boise	ID	SpringHill Suites	Inn Ventures	9/14/07	230	21,000
New Orleans	LA	Homewood Suites	Dimension	12/15/06	166	43,000
Hattiesburg	MS	Courtyard	LBA	10/5/06	84	9,455
Tupelo	MS	Hampton Inn	LBA	1/23/07	96	5,245
Omaha	NE	Courtyard	Marriott	11/4/06	181	23,100
Cranford	NJ	Homewood Suites	Dimension	3/7/07	108	13,500
Mahwah	NJ	Homewood Suites	Dimension	3/7/07	110	19,500
Ronkonkoma	NY	Hilton Garden Inn	White	12/15/06	164	27,000
Cincinnati	OH	Homewood Suites	White	12/1/06	76	7,100
Memphis	TN	Homewood Suites	Hilton	5/15/07	140	11,100
Addison	TX	SpringHill Suites	Marriott	8/10/07	159	12,500
Brownsville	TX	Courtyard	Western	6/19/06	90	8,550
El Paso	TX	Homewood Suites	Western	4/23/08	114	15,390
Houston	TX	Residence Inn	Western	4/27/06	129	13,600
San Antonio	TX	TownePlace Suites	Western	6/29/07	106	11,925
San Antonio	TX	TownePlace Suites	Western	9/27/07	123	13,838
Stafford	TX	Homewood Suites	Western	8/15/06	78	7,800
Provo	UT	Residence Inn	Dimension	6/13/07	114	11,250
Alexandria	VA	Courtyard	Marriott	7/13/07	178	36,997
Richmond	VA	Marriott	White	1/25/08	410	53,300

Location	State	Brand	Manager	Date of Purchase	Rooms	Gross Purchase Price
Kirkland	WA	Courtyard	Inn Ventures	10/23/07	150	31,000
Seattle	WA	Residence Inn	Inn Ventures	9/1/06	234	56,173
Vancouver	WA	SpringHill Suites	Inn Ventures	6/1/07	119	15,988
Total					6,426	$901,594

*  Hotels are reported as held for sale

 Results of Operations

As of September 30, 2013, the Company owned 51 hotels with 6,426 rooms, including the three hotels held for sale. The Company’s portfolio of hotels owned is unchanged since 2008. Hotel performance is impacted by many factors, including the economic conditions in the United States as well as each locality. Although hampered by government spending uncertainty, economic indicators in the United States have shown evidence of a sustainable recovery, which continues to overall positively impact the lodging industry.  As a result, the Company’s revenue and operating income from continuing operations improved during the first nine months of 2013 as compared to the same period of 2012 and the Company expects continued improvement in revenue and operating income in 2013 as compared to 2012 and into 2014. The Company’s hotels in general have shown results consistent with their local markets and brand averages for the period of ownership.

Revenues

The Company’s principal source of revenue is hotel revenue consisting of room and other related revenue. For the three months ended September 30, 2013 and 2012, the Company had hotel revenue from continuing operations of $59.2 million and $55.8 million, respectively. For the nine months ended September 30, 2013 and 2012, the Company had hotel revenue from continuing operations of $169.8 million and $162.4 million, respectively. For the three months ended September 30, 2013 and 2012, the continuing hotels achieved combined average occupancy of approximately 79% and 77%, ADR of $119 and $117, and RevPAR of $94 and $90. For the nine months ended September 30, 2013 and 2012, the continuing hotels achieved combined average occupancy of approximately 77% and 75%, ADR of $118 and $115, and RevPAR of $91 and $87. ADR is calculated as room revenue divided by the number of rooms sold, and RevPAR is calculated as occupancy multiplied by ADR.

During the third quarter and first nine months of 2013, the Company experienced an increase in demand as demonstrated by the improvement in average occupancy of 3% during these periods in 2013 as compared to the same periods of 2012. In addition, also signifying a progressing economy, the Company experienced an increase in ADR of 2% during the third quarter and 3% during the first nine months of 2013 as compared to the same periods of 2012. Although certain markets have been negatively impacted by reduced government spending, with overall continued demand and room rate improvement, the Company and industry are forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012, with the trend expected to continue in 2014. Although impacted by increased supply in certain markets, the Company’s hotels continue to be leaders in their respective markets.  The Company’s average Market Yield for the first nine months of 2013 and 2012 was 124 for each period.  The Market Yield is a measure of each hotel’s RevPAR compared to the average in the market, with 100 being the average (the index excludes hotels under renovation) and is provided by Smith Travel Research, Inc.®, an independent company that tracks historical hotel performance in most markets throughout the world.  The Company will continue to pursue market opportunities to improve revenue.

 Expenses

Hotel operating expenses consist of direct room expenses, hotel administrative expense, sales and marketing expense, utilities expense, repair and maintenance expense, franchise fees and management fees.  For the three months ended September 30, 2013 and 2012, hotel operating expenses from continuing operations totaled $33.5 million and $32.4 million, representing 57% and 58% of total hotel revenue. For the nine months ended September 30, 2013 and 2012, hotel operating expenses from continuing operations totaled $96.9 million and $93.2 million, representing 57% of total hotel revenue for each period. Overall hotel operational expenses for the first nine months of 2013 reflect the impact of increases in revenues and occupancy at most of the Company’s hotels and the Company’s efforts to control costs. Certain operating costs such as management costs, certain utility costs and minimum supply and maintenance costs are relatively fixed in nature. The Company has been successful in reducing, relative to revenue increases, certain labor costs, hotel supply costs, maintenance costs and utility costs by continually monitoring and sharing utilization data across its hotels and management companies. The Company has experienced an increase in labor benefit costs compared to the prior year, which are likely to continue to grow at increased rates due to new government regulations surrounding healthcare. Although operating expenses will increase as revenue increases, the Company will continue to work with its management companies to reduce costs as a percentage of revenue where possible while maintaining quality and service levels at each property.

Property taxes, insurance and other expenses from continuing operations for the three months ended September 30, 2013 and 2012 totaled $3.2 million for each period, representing 5% and 6% of total hotel revenue. For the nine months ended September 30, 2013 and 2012, property taxes, insurance, and other expenses from continuing operations totaled $9.3 million for each period, representing 5% and 6% of total hotel revenue. Property taxes have decreased slightly as a percentage of revenue due to successful appeals of tax assessments at certain locations, which is partially offset by higher taxes for certain properties due to the reassessment of property values by localities resulting from the improved economy. Insurance rates increased modestly in 2013.

General and administrative expense from continuing operations for the three months ended September 30, 2013 and 2012 was $1.4 million and $1.7 million, representing 2% and 3% of total hotel revenue.  For the nine months ended September 30, 2013 and 2012, general and administrative expense from continuing operations was $4.2 million and $4.8 million, representing 2% and 3% of total hotel revenue. The principal components of general and administrative expense are advisory fees and reimbursable expenses, legal fees, accounting fees, the Company’s share of the loss in its investment in Apple Air Holding, LLC, and reporting expenses. During the nine months ended September 30, 2013 and 2012, the Company incurred approximately $0.5 million and $1.2 million, respectively in legal costs related to the legal matters discussed herein and continued costs related to responding to requests from the staff of the SEC.  The SEC staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company’s filings with the SEC beginning in 2008, as well as the Company’s review of certain transactions involving the Company and the other Apple REIT Entities. The Company intends to continue to cooperate with the SEC staff, and it is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers. The Company does not believe the issues raised by the SEC staff affect the material accuracy of the Company's consolidated financial statements.  At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution. As discussed below under Related Parties, the Company shares legal counsel with the other Apple REIT Entities.  Total costs for these legal matters for all of the Apple REIT Entities were approximately $2.2 million and $5.7 million during the nine months ended September 30, 2013 and 2012.  The Company anticipates it will continue to incur costs associated with these matters.

Merger transaction costs for the three months ended September 30, 2013 and 2012 totaled $1.5 million and $0, and for the nine months ended September 30, 2013 and 2012, were $1.7 million and $0.7 million. Costs incurred during the three and nine months ended September 30, 2013 were in connection with the Merger Agreement discussed herein. The Company will continue to incur these costs until the mergers are completed or the Merger Agreement is terminated.  Costs incurred during the nine months ended September 30, 2012 were associated with the Company’s evaluation of a prior potential consolidation transaction with Apple REIT Six, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. (the “other Apple REIT’s”). In May 2012, it was determined by the Board of Directors of the Company and the Board of Directors of each of the other Apple REITs not to move forward with the prior potential consolidation transaction at that time.

Depreciation expense from continuing operations for the three months ended September 30, 2013 and 2012 was $8.5 million for each period, and for the nine months ended September 30, 2013 and 2012 was $25.7 million and $25.4 million. Depreciation expense represents the expense of the Company’s hotel buildings and related improvements, and associated personal property (furniture, fixtures, and equipment), for the respective periods owned.

Interest expense, net from continuing operations for the three months ended September 30, 2013 and 2012 was $2.7 million for each period, and for the nine months ended September 30, 2013 and 2012 was $7.9 million for each period. Interest expense primarily arose from mortgage debt outstanding on certain properties, in addition to interest on borrowings under the Company’s credit facility.  Interest expense for the nine months ended September 30, 2013 and 2012 was reduced by capitalized interest of approximately $0.1 million and $0.2 million in conjunction with hotel renovations. As of September 30, 2013, the Company had debt outstanding of $208.1 million compared to $193.0 million at September 30, 2012.  The increase in debt outstanding was offset by lower interest rates on the Company’s mortgage debt and credit facility during the first nine months of 2013 as compared to the prior year. The increase in overall debt outstanding during the first nine months of 2013 was necessary to fund working capital needs and capital improvements, while maintaining a relatively stable distribution rate to Unit holders during a low-growth economic period.

Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties.  These transactions cannot be construed to be at arm’s length and the results of the Company’s operations may be different if these transactions were conducted with non-related parties.  The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to the contracts, as well as any new significant related party transactions.  There were no changes to the contracts discussed in this section and no new significant related party transactions during the nine months ended September 30, 2013 (other than the transactions related to the completion of

Apple REIT Six, Inc.’s merger with a third party and the Merger Agreement and related transactions discussed below).  The Board of Directors is not required to approve each individual transaction that falls under the related party relationships.  However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The term the “Apple REIT Entities” means Apple REIT Six, Inc. (“Apple Six”), Apple REIT Seven, Inc. (“Apple Seven”), Apple REIT Eight, Inc. (“Apple Eight”), Apple REIT Nine, Inc.(“Apple Nine”) and Apple REIT Ten, Inc. (“Apple Ten”).  The term the “Advisors” means Apple Six Advisors, Inc., Apple Seven Advisors, Inc. (“A7A”), Apple Eight Advisors, Inc., Apple Nine Advisors, Inc. (“A9A”), Apple Ten Advisors, Inc., Apple Suites Realty Group, Inc. (“ASRG”) and Apple Six Realty Group, Inc.  The Advisors are wholly owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company.  Mr. Knight is also Chairman and Chief Executive Officer of Apple Eight, Apple Nine and Apple Ten.  Members of the Company’s Board of Directors are also on the Board of Directors of Apple Eight, Apple Nine and Apple Ten.

On May 14, 2013, Apple Six merged with and into an entity that is not affiliated with the Apple REIT Entities or the Advisors.  Pursuant to the terms and conditions of the merger agreement, dated as of November 29, 2012, upon completion of the merger, the separate corporate existence of Apple Six ceased (the “A6 Merger”).  Prior to the A6 Merger, Glade M. Knight was Chairman and Chief Executive Office of Apple Six and members of the Company’s Board of Directors were also on the Board of Directors of Apple Six.

ASRG Agreement

The Company has a contract with ASRG to acquire and dispose of real estate assets for the Company.  A fee of 2% of the gross purchase price or gross sale price in addition to certain reimbursable expenses is paid to ASRG for these services.  No fees or expenses were incurred by the Company during the nine months ended September 30, 2013 and 2012 under this contract.

A7A Agreement

The Company is party to an advisory agreement with A7A, pursuant to which A7A provides management services to the Company.  A7A provides these management services through Apple Fund Management, LLC (“AFM”), which immediately after the A6 Merger became a wholly-owned subsidiary of A9A. This transaction between A9A and Apple Six was made with no cash consideration exchanged between the entities. Prior to May 14, 2013, AFM was a wholly-owned subsidiary of Apple Six.  An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses as described below, are payable to A7A for these management services.  Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $1.1 million for both the nine months ended September 30, 2013 and 2012.

Apple REIT Entities and Advisors Cost Sharing Structure

In addition to the fees payable to A7A, the Company reimbursed to A7A, or paid directly to AFM on behalf of A7A, approximately $1.3 million for both the nine months ended September 30, 2013 and 2012.  The costs are included in general and administrative expenses and are for the Company’s allocated share of the staffing and related costs provided by AFM at the direction of A7A.

AFM is an affiliate of each of the Advisors.  Each of the Advisors provides management services through the use of AFM to, respectively, Apple Six (prior to the A6Merger), Apple Seven, Apple Eight, Apple Nine and Apple Ten.  In connection with the A6 Merger, effective May 14, 2013, the entire membership interest of Apple Six in AFM was transferred and assigned to A9A, which then became the sole member of AFM.  As part of the assignment, A9A and the other Advisors agreed to indemnify the buyer of Apple Six for liabilities related to AFM.  The assignment of AFM’s interest to A9A had no impact on the Company’s advisory agreement with A7A or the process of allocating costs from AFM to the Apple REIT Entities or Advisors as described below, except Apple Six and its advisors, Apple Six Advisors, Inc. and Apple Six Realty Group, Inc. (collectively “A6 Advisors”), no longer participate in the cost sharing arrangement, thereby increasing the remaining companies’ share of the allocated costs.

Also, in connection with the A6 Merger, on May 13, 2013, Apple Nine acquired from Apple Six the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and assumed the Fort Worth, Texas office lease agreement.  As described below, any costs associated with the Headquarters and office lease, including office rent, utilities, office supplies, etc. (“Office Related Costs”) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple Six and A6 Advisors.

Prior to the A6 Merger, amounts reimbursed to AFM included both compensation for personnel and Office Related Costs used by the companies.  As discussed above, as a result of the A6 Merger, beginning on May 14, 2013, Office Related Costs are now allocated from Apple Nine to the other Apple REIT Entities and Advisors, excluding Apple Six and A6 Advisors.  Each of these companies has agreed to reimburse Apple Nine for its share of these costs.  From the period May 14, 2013 through September 30, 2013, the Company reimbursed Apple Nine approximately $111,000 for its share of Office Related Costs, which are included in general and administrative costs in the Company’s consolidated statements of operations.

All of the Office Related Costs and costs of AFM are allocated among the Apple REIT Entities and the Advisors, excluding Apple Six and A6 Advisors after the A6 Merger.  The allocation of costs is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each company’s level of business activity and the extent to which each company requires the services of particular personnel of AFM.  Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company.  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described above allows the companies to share costs yet attract and retain superior executives and staff.  The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements.  Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

As part of the cost sharing arrangements, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities and Advisors (excluding Apple Six and A6 Advisors after the A6 Merger).  To efficiently manage cash disbursements, an individual Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) may make payments for any or all of the related companies.  The amounts due to or from the related Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) are reimbursed or collected and are not significant in amount.

The Company has incurred legal fees associated with the Legal Proceedings and Related Matters discussed herein.  The Company also incurs other professional fees such as accounting, auditing and reporting.  These fees are included in general and administrative expense in the Company’s consolidated statements of operations.  To be cost effective, these services received by the Company are shared as applicable across the other Apple REIT Entities (excluding Apple Six after the A6 Merger).  The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services.  The total costs for the Legal Proceedings and Related Matters discussed herein for all of the Apple REIT Entities was approximately $2.2 million for the nine months ended September 30, 2013, of which approximately $0.5 million was allocated to the Company. Total costs for the nine months ended September 30, 2012 for all of the Apple REIT Entities was approximately $5.7 million, of which approximately $1.2 million was allocated to the Company.

Apple Air Holding, LLC (“Apple Air”) Membership Interest

Included in other assets, net on the Company’s consolidated balance sheet is a 26% equity investment in Apple Air.  The other current members of Apple Air are Apple Eight, Apple Nine and Apple Ten.  In connection with the A6 Merger, on May 13, 2013, Apple Ten acquired its membership interest in Apple Air from Apple Six. Through its equity investment, the Company has access to Apple Air’s aircraft for asset management and renovation purposes.  The Company’s equity investment was approximately $1.5 million and $1.7 million as of September 30, 2013 and December 31, 2012.  The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly.  For the nine months ended September 30, 2013 and 2012, the Company recorded a loss of approximately $196,000 and $158,000, respectively, as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft, and is included in general and administrative expense in the Company’s consolidated statements of operations.

Merger Agreement and Related Transactions

Concurrently with the execution of the Merger Agreement (as discussed in note 2), on August 7, 2013, Apple Seven, Apple Eight and Apple Nine entered into a termination agreement, as amended (the “Termination Agreement”) with A7A, Apple Eight Advisors, Inc., A9A and ASRG, effective immediately before the completion of the mergers.  Pursuant to the Termination Agreement, the existing advisory agreements and property acquisition/disposition agreements with respect to Apple Seven, Apple Eight and Apple Nine will be terminated. The Termination Agreement does not provide for any separate payments to be made in connection with the termination of the existing advisory agreements and property acquisition/disposition agreements.  As a result, if the merger is completed, Apple Seven, Apple Eight and Apple Nine will no longer pay the various fees currently paid to its respective advisors.

Liquidity and Capital Resources

Capital Resources

Credit Facility

In August 2012, the Company entered into a new $40 million unsecured credit facility with a commercial bank that is utilized for working capital, hotel renovations, and other general corporate funding purposes, including the payment of redemptions and distributions. The outstanding principal is required to be paid by the maturity date of August 30, 2014. Interest payments are due monthly and the interest rate is equal to the applicable LIBOR (London Interbank Offered Rate for a one-month term) plus 3.25%. The Company is also required to pay a quarterly fee at an annual rate of 0.35% on the average unused balance of the credit facility. With the availability of this credit facility, the Company generally maintains little cash on hand, accessing the facility as necessary.  As a result, cash on hand was $0 at September 30, 2013.  The outstanding balance on the credit facility as of September 30, 2013 was $24.5 million compared to $35.6 million at December 31, 2012, and its annual interest rate was approximately 3.43% at September 30, 2013. The credit facility contains the following quarterly financial covenants (capitalized terms are defined in the loan agreements):

•	Tangible Net Worth must exceed $325 million;

•	Total Debt to Asset Value must not exceed 50%;

•
Cumulative 12 month Distributions and Redemptions, net of proceeds from the Company’s Dividend Reinvestment Program, cannot exceed $84 million and quarterly Distributions cannot exceed $0.193 per share, unless such cumulative Net Distributions are less than total Funds From Operations for the period;

•	Loan balance must not exceed 45% of the Unencumbered Asset Value;

•	Ratio of Net Operating Income, for the Company’s unencumbered properties compared to an Implied Debt Service for the properties must exceed two; and

•	Ratio of net income before depreciation and interest expense to total Fixed Charges, on a cumulative 12 month basis, must exceed two.

The Company was in compliance with each of these covenants at September 30, 2013.

In January 2013, the Company entered into an amendment to its credit facility to temporarily increase the maximum aggregate commitment from $40 million to $55 million, which on April 1, 2013, was reduced back to $40 million. As noted below, the additional borrowings were used to pay off and extinguish a mortgage note in February 2013, which were subsequently repaid with proceeds from the refinancing of debt.

Mortgage Debt

During the nine months ended September 30, 2013, the Company entered into four mortgage loan agreements with commercial lenders, secured by four hotel properties for a total of $51.3 million. Combined scheduled payments of interest and principal totaling approximately $271,000 are due monthly and each loan will amortize on a 25 year term with a balloon payment due at maturity. At closing, the Company used proceeds from each loan to reduce the outstanding balance on its credit facility, extinguish through pay-off a mortgage note payable, as described below, and to pay transaction costs. Loan origination costs totaling approximately $0.5 million are being amortized as interest expense through the maturity date for each loan.  The following table summarizes the hotel property securing each loan, the interest rate, loan origination date, maturity date and principal amount originated under each loan agreement.  All dollar amounts are in thousands:

Hotel Location	Brand	Interest Rate	Loan Origination Date	Maturity Date	Principal Originated
Huntsville, AL	Homewood Suites	4.12%	1/15/2013	2/6/2023	$8,500
Prattville, AL	Courtyard	4.12%	1/15/2013	2/6/2023	6,750
San Diego, CA	Residence Inn	3.97%	3/4/2013	3/6/2023	19,000
Miami, FL	Homewood Suites	4.02%	4/1/2013	4/1/2023	17,000
Total					$51,250

Capital Uses

In February 2013, the Company extinguished through pay-off a mortgage loan jointly secured by the San Diego, California Residence Inn and the Provo, Utah Residence Inn.  The mortgage loan had a scheduled maturity in April 2013, and was originally assumed upon acquisition of the two hotels in 2007.  The mortgage loan had a principal balance at pay-off of approximately $18.3 million, an interest rate of 6.55%, and was extinguished without premium or discount to the balance outstanding.  Funds for the debt extinguishment were provided by borrowings under the Company’s amended unsecured credit facility.

In April, 2013, the Company extinguished through pay-off the prior mortgage loan secured by the Miami, Florida Homewood Suites.  Funds for the debt extinguishment were provided by the origination of the new mortgage loan secured by the Miami, Florida Homewood Suites. The mortgage loan had a scheduled maturity in July 2013, and was originally assumed upon acquisition of the hotel in 2007.  The mortgage loan had a principal balance at pay-off of approximately $8.3 million, an interest rate of 6.5%, and was extinguished without premium or discount to the balance outstanding.

The Company’s principal sources of liquidity are the operating cash flow generated from the Company’s properties and its $40 million revolving credit facility. The Company anticipates that cash flow from operations, its current revolving credit facility and other available credit will be adequate to meet its anticipated liquidity requirements, including debt service, capital improvements, required distributions to shareholders (the Company is not required to make distributions at its current rate for REIT purposes), and planned Unit redemptions (if the mergers are not completed).  Although reduced effective with the April 2013 distribution, the Company’s goal is to maintain a relatively stable distribution rate instead of raising and lowering the distribution rate with varying economic cycles. The Company’s objective in setting a distribution rate is to project a rate that will provide consistency over the life of the Company, taking into account acquisitions, capital improvements, ramp-up of new properties and varying economic cycles. With the decline in financial results of the Company and lodging industry as compared to pre-recession levels, the Company has and will, if necessary, attempt to utilize additional financing to achieve this objective. Although the Company has relatively low levels of debt, there can be no assurances it will be successful with this strategy and may need to reduce its distribution to required levels. If the Company were to default or be unable to refinance debt maturing in the future it may be unable to make distributions.

To maintain its REIT status the Company is required to distribute at least 90% of its ordinary income.  Distributions during the first nine months of 2013 totaled approximately $47.4 million and were paid at a monthly rate of $0.064167 per common share for the first quarter of 2013 and $0.055 per common share for the second and third quarters of 2013.  For the same period, the Company’s net cash generated from operations was approximately $49.0 million. The Company intends to continue paying distributions on a monthly basis.  However, since there can be no assurance of the ability of the Company’s properties to provide income at this level, there can be no assurance as to the classification or duration of distributions at the current monthly rate.  The Company’s Board of Directors approved in 2013, a reduction of the annual distribution rate from $0.77 per common share to $0.66 per common share, effective with the April 2013 distribution. The Board of Directors monitors the Company’s distribution rate relative to the performance of the hotels on an ongoing basis and may make additional adjustments to the distribution rate as determined to be prudent in relation to other cash requirements of the Company.

In April 2007, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year. Shareholders may request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years. The maximum number of Units that may be redeemed in any given year is five percent of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption. The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program. On June 27, 2013, the Company announced the suspension of its Unit Redemption Program as it evaluated the potential merger transaction. Under the Merger Agreement, the Company is required to continue the suspension of the program until the Merger Agreement is terminated or the mergers are completed.

Since inception of the program through September 30, 2013, the Company has redeemed approximately 12.4 million Units representing $134.4 million, including 0.9 million Units in the amount of $10.2 million and 1.3 million Units in the amount of $13.8 million redeemed during the nine months ended September 30, 2013 and 2012. Since the first quarter of 2011, the total redemption requests have exceeded the authorized amount of redemptions and, as a result, the Board of Directors has limited the amount of redemptions as deemed prudent. Therefore, as contemplated in the program, beginning with the first quarter 2011 redemption, the Company redeemed Units on a pro-rata basis. Prior to 2011, the Company redeemed 100% of redemption requests. The following is a summary of the Unit redemptions during 2012 and the first nine months of 2013:

Redemption Date	Total Requested Unit Redemptions at Redemption Date	Units Redeemed	Total Redemption Requests Not Redeemed at Redemption Date

First Quarter 2012	12,885,635	455,093	12,430,542
Second Quarter 2012	12,560,001	441,458	12,118,543
Third Quarter 2012	12,709,508	364,299	12,345,209
Fourth Quarter 2012	13,003,443	363,755	12,639,688
First Quarter 2013	13,394,933	386,558	13,008,375
Second Quarter 2013	13,975,946	538,067	13,437,879

In July 2007, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company. The uses of the proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels. The Company has registered 15 million Units for potential issuance under the plan. Since inception of the plan through September 30, 2013, approximately 11.9 million Units, representing $131.1 million in proceeds to the Company, were issued under the plan. During the nine months ended September 30, 2013 and 2012, approximately 0.6 million Units, representing $6.6 million in proceeds to the Company, and 1.1 million Units, representing $12.2 million in proceeds to the Company, were issued under the plan.  On June 27, 2013, the Company announced the suspension of its Dividend Reinvestment Plan as it evaluated the potential merger transaction.  Under the Merger Agreement, the Company is required to continue the suspension of the plan until the Merger Agreement is terminated or the mergers are completed.

The Company has on-going capital commitments to fund its capital improvements. The Company is required, under all of the hotel management agreements and under certain loan agreements, to make available, for the repair, replacement, refurbishing of furniture, fixtures, and equipment, a percentage of gross revenues provided that such amount may be used for the Company’s capital expenditures with respect to the hotels. The Company expects that this amount will be adequate to fund required repair, replacement, and refurbishments and to maintain the Company’s hotels in a competitive condition. As of September 30, 2013, the Company held $9.6 million in reserve for capital expenditures.  During the first nine months of 2013, the Company spent approximately $7.5 million on capital expenditures and anticipates spending an additional $15 to $20 million through 2014.  The Company currently does not have any existing or planned projects for new development.

As discussed above in Related Parties, as part of the cost sharing arrangements, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities and Advisors (excluding Apple Six and A6 Advisors after the A6 Merger).  To efficiently manage cash disbursements, an individual Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) may make payments for any or all of the related companies.

Impact of Inflation

Operators of hotels, in general, possess the ability to adjust room rates daily to reflect the effects of inflation.  Competitive pressures may, however, limit the operators’ ability to raise room rates.  Currently the Company is not experiencing any material impact from inflation.

Business Interruption

Being in the real estate industry, the Company is exposed to natural disasters on both a local and national scale. Although management believes there is adequate insurance to cover this exposure, there can be no assurance that such events will not have a material adverse effect on the Company’s financial position or results of operations.

Seasonality

The hotel industry historically has been seasonal in nature. Seasonal variations in occupancy at the Company’s hotels may cause quarterly fluctuations in its revenues. Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters. To the extent that cash flow from operations is insufficient during any quarter, due to temporary or seasonal fluctuations in revenue, the Company expects to utilize cash on hand or, if necessary, any available other financing sources to make distributions.

Subsequent Events

In October 2013, the Company declared and paid approximately $5.0 million, or $0.055 per outstanding common share, in distributions to its common shareholders.

Item 3.    Quantitative and Qualitative Disclosures About Market Risk

The Company does not engage in transactions in derivative financial instruments or derivative commodity instruments. As of September 30, 2013, the Company’s financial instruments were not exposed to significant market risk due to foreign currency exchange risk, commodity price risk or equity price risk. The Company will be exposed to interest rate risk due to possible changes in short term interest rates as it invests its cash or borrows on its credit facility. Based on the balance of the Company’s credit facility at September 30, 2013 of $24.5 million, every 100 basis points change in interest rates could impact the Company’s annual net income by $0.2 million, all other factors remaining the same. The Company’s cash balance at September 30, 2013 was $0.

Item 4.    Controls and Procedures

Senior management, including the Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by this report.  Based on this evaluation process, the Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were effective as of September 30, 2013.  There have been no changes in the Company’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

PART II.    OTHER INFORMATION

Item 1.    Legal Proceedings

The term the “Apple REIT Entities” means Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc., et al. putative class action lawsuit, which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, which was dismissed in April 2013, was purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Entities, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, and alleges that the Apple REIT Entities “misrepresented the investment objectives of the Apple REITs, the dividend payment policy of the Apple REITs, and the value of their Apple REIT investments.” The consolidated complaint asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933, as well as claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On February 16, 2012, one shareholder of the Company and Apple REIT Six, Inc., filed a putative class action lawsuit captioned Laurie Brody v. David Lerner Associates, Inc., et al., Case No. 1:12-cv-782-ERK-RER, in the United States District Court for the Eastern District of New York against the Company, Apple REIT Six, Inc., Glade M. Knight, Apple Suites Realty Group, Inc., David Lerner Associates, Inc., and certain executives of David Lerner Associates, Inc.  The complaint, purportedly brought on behalf of all purchasers of Units of the Company and Apple REIT Six, Inc., or those who otherwise acquired these Units, asserts claims for breach of fiduciary duty and aiding and abetting breach of fiduciary duty, unjust enrichment, negligence, breach of written or implied contract (against the David Lerner Associates, Inc. defendants only), and for violation of New Jersey’s state securities laws.  On March 13, 2012, by order of the court, Laurie Brody v. David Lerner Associates, Inc., et al. was consolidated into the In re Apple REITs Litigation.

On April 18, 2012, the Company, and the other defendants moved to dismiss the consolidated complaint in the In re Apple REITs Litigation.  By Order entered on March 31, 2013 and opinion issued on April 3, 2013, the Court dismissed the consolidated complaint in its entirety with prejudice and without leave to amend. Plaintiffs filed a Notice of Appeal to the Second Circuit Court of Appeals on April 12, 2013, and filed their Brief for Plaintiffs-Appellants on July 26, 2013.  Defendants-Appellees filed their Briefs on October 25, 2013.  The Company believes that Plaintiffs’ claims against it, its officers and directors and other Apple REIT Entities were properly dismissed by the lower court, and intends to vigorously defend the judgment as entered.  In the event some or all of Plaintiffs’ claims are revived as a result of Plaintiffs’ appeal, the Company will, once again, defend against them vigorously.  At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

Item 1A.    Risk Factors

The Company faces many risks, a number of which are described under “Risk Factors” in Part I of its 2012 Annual Report and described below. The risks so described may not be the only risks the Company faces. Additional risks of which the Company is not yet aware, or that currently are not significant, may also impair its operations or financial results.  If any of the events or circumstances described in the risk factors contained in the Company’s 2012 Annual Report or described below occurs, the business, financial condition or results of operations of the Company could be negatively impacted. The following updates the disclosures from Item 1A. “Risk Factors” previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission, and should be read in conjunction with those risk factors.

The proposed mergers of Apple REIT Seven, Inc. and Apple REIT Eight, Inc. with and into Apple REIT Nine, Inc. present certain risks to the Company’s business and operations.

In August 2013, the Company entered into an agreement and plan of merger with Apple REIT Eight, Inc. and Apple REIT Nine, Inc. under which Apple REIT Seven, Inc. and Apple REIT Eight, Inc. would merge into wholly owned subsidiaries of Apple REIT Nine, Inc. The mergers are expected to be completed in the fourth quarter of 2013 or the first quarter of 2014, although there can be no assurance of completion by any particular date, if at all.  Because the mergers are subject to a number of conditions, including required shareholder and other third party approvals and the receipt of certain consents and waivers from third parties, the exact timing of when the mergers will be completed, if at all, cannot be determined at this time.

Prior to closing, the mergers may present certain risks to the Company’s business and operations, including, among other things, that:

•	management’s attention to day-to-day business may be diverted;

•	the Company expects to incur significant transaction costs related to the mergers;

•	if the merger agreement is terminated under certain circumstances, the Company may be required to pay termination fees and reimburse certain expenses; and

•	the merger agreement prohibits the Company from soliciting competing transactions, and places conditions on its ability to negotiate and accept a superior competing transaction.

Item 6.    Exhibits

Exhibit Number	Description of Documents

2.1
Agreement and Plan of Merger, dated as of August 7, 2013, as amended, among Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc., Apple Seven Acquisition Sub, Inc. and Apple Eight Acquisition Sub, Inc. (Incorporated by reference to Annex A to the joint proxy statement/prospectus included in Apple REIT Nine, Inc.’s registration statement on Form S-4 (SEC File No. 333-191084) originally filed September 11, 2013)

3.1
Amended and Restated Articles of Incorporation of the Registrant.  (Incorporated by reference to Exhibit 3.3 to amendment no. 3 to the registrant’s registration statement on Form S-11 (SEC File No. 333-125546) effective March 3, 2006)

3.2	Bylaws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the registrant’s registration statement on Form S-11 (SEC File No. 333-125546) effective March 3, 2006)

10.24
Voting agreement, dated as of August 7, 2013, as amended, by and among Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Glade M. Knight (Incorporated by reference to Exhibit 10.7 to Apple REIT Nine, Inc.’s registration statement on Form S-4 (SEC File No. 333-191084) originally filed September 11, 2013)

10.25
Termination Agreement dated as of August 7, 2013, as amended, by and among Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Suites Realty Group, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. (Incorporated by reference to Annex G to the joint proxy statement/prospectus included in Apple REIT Nine, Inc.’s registration statement on Form S-4 (SEC File No. 333-191084) originally filed September 11, 2013)

31.1	Certification of the Company’s Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH)

31.2	Certification of the Company's Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH)

32.1
Certification of the Company's Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH)

101
The following materials from Apple REIT Seven, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Cash Flows, and (iv) related notes to these financial statements, tagged as blocks of text and in detail (FILED HEREWITH)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLE REIT SEVEN, INC.

By:	/s/ GLADE M. KNIGHT	Date: November 6, 2013
Glade M. Knight,
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

By:	/s/ BRYAN PEERY	Date: November 6, 2013
Bryan Peery,
Chief Financial Officer (Principal Financial and Principal Accounting Officer)

Annex O

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

☒	Annual report pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2012

☐	Transition report pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 000-53175

APPLE REIT EIGHT, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	20-8268625
(State of Organization)	(I.R.S. Employer Identification Number)

814 EAST MAIN STREET RICHMOND, VIRGINIA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12 (b) of the Act: None

Securities registered pursuant to Section 12 (g) of the Act:

Units (Each Unit is equal to one common share, no par value, and one Series A preferred share)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.    Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☒   No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).    Yes  ☐    No  ☒

There is currently no established public trading market on which the Company’s common shares are traded.  Based upon the price that the Company’s common equity last sold through its dividend reinvestment plan, which was $11, on June 30, 2012, the aggregate market value of the voting common equity held by non-affiliates of the Company on such date was $1,024,226,000. The Company does not have any non-voting common equity.

The number of common shares outstanding on March 1, 2013 was 92,554,507.

Documents Incorporated by Reference.

The information required by Part III of this report, to the extent not set forth herein, is incorporated by reference from the Company’s definitive proxy statement for the annual meeting of shareholders to be held on May 16, 2013.

APPLE REIT EIGHT, INC.
FORM 10-K

This Form 10-K includes references to certain trademarks or service marks. The SpringHill Suites® by Marriott, TownePlace Suites® by Marriott, Fairfield Inn® by Marriott, Courtyard® by Marriott, Residence Inn® by Marriott, Marriott® and Renaissance® trademarks are the property of Marriott International, Inc. or one of its affiliates. The Homewood Suites® by Hilton, Hilton Garden Inn®, Hampton Inn® and Hampton Inn & Suites® trademarks are the property of Hilton Worldwide or one or more of its affiliates. For convenience, the applicable trademark or service mark symbol has been omitted but will be deemed to be included wherever the above-referenced terms are used.

PART I

This Annual Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential” and similar expressions that convey the uncertainty of future events or outcomes.  Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple REIT Eight, Inc. (“the Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to implement its acquisition strategy and operating strategy; the Company’s ability to manage planned growth; changes in economic cycles; financing risks; the outcome of current and future litigation, regulatory proceedings, or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust; and competition within the hotel and real estate industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Annual Report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the Company’s financial statements and the notes thereto, as well as the risk factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”) and Item 1A in this report.  Any forward-looking statement that the Company makes speaks only as of the date of this report.  The Company undertakes no obligation to publically update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Item 1.               Business

 The Company is a Virginia corporation that was formed to invest in hotels and other income-producing real estate in the United States. Initial capitalization occurred on January 22, 2007, when 10 Units, each Unit consisting of one common share and one Series A preferred shares were purchased by Apple Eight Advisors, Inc. (“A8A”) and 240,000 Series B convertible shares were purchased by Glade M. Knight, the Company’s Chairman and Chief Executive Officer.  The Company’s first investor closing occurred on July 27, 2007 and the Company acquired its first property on November 9, 2007.  As of December 31, 2012, the Company owned 51 hotel properties operating in 19 states. 45 hotels were purchased in 2008 and six were purchased in 2007.  The Company completed its best efforts-offering of Units in April 2008.

The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. The Company has wholly-owned taxable REIT subsidiaries which lease all of the Company’s hotels from wholly-owned qualified REIT subsidiaries. The hotels are operated and managed by affiliates of Newport Hospitality Group, Inc. (“Newport”), Larry Blumberg & Associates (“LBA”), Western International (“Western”), Marriott International, Inc. (“Marriott”), White Lodging Services Corporation (“White”), Dimension Development Company (“Dimension”), Inn Ventures, Inc. (“Inn Ventures”), True North Hotel Group, Inc. (“True North”), Intermountain Management, LLC (“Intermountain”), MHH Management, LLC (“McKibbon”) and Crestline Hotels & Resorts, Inc. (“Crestline”)  under separate hotel management agreements.

The Company separately evaluates the performance of each of its hotel properties.  Due to the significance of the New York, New York hotel, the Company has two reportable segments.  The Company has no foreign operations. The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated.  Refer to Part II, Item 8 of this report, for the consolidated financial statements.

Website Access

The address of the Company’s Internet website is www.applereiteight.com. The Company makes available free of charge through its Internet website its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the SEC.  Information contained on the Company’s website is not incorporated by reference into this report.

Business Objectives

The Company’s primary objective is to enhance shareholder value by increasing funds from operations and cash available for distributions through internal growth and selective hotel renovation.  The Company’s acquisition strategy, substantially complete as of December 2008, included purchasing underdeveloped hotels and hotels in underdeveloped markets with strong brand recognition, high levels of customer satisfaction and the potential for cash flow growth. The internal growth strategy includes utilizing the Company’s asset management expertise to improve the performance of the Company’s hotels by aggressively managing room rates, partnering with industry leaders in hotel management and franchising the hotels with leading brands, thereby improving revenue and operating performance of each hotel in its individual market. When cost effective, the Company renovates its properties to increase its ability to compete in particular markets. Although there are many factors that influence profitability, including national and local economic conditions, the Company believes its completed acquisitions, planned renovations and strong asset management will improve financial results over the long-term, although there can be no assurance of these results.

Financing

At December 31, 2012 the Company had 20 mortgage notes payable, secured by 21 hotel properties, with a total outstanding balance of $219.2 million.  Maturity dates for the mortgage notes range from January 2015 to October 2022, and interest rates range from 4.73% to 6.29%.  The Company assumed 15 mortgage loans upon the acquisition of hotels in 2008.  During 2012, three mortgage loans totaling $58.7 million, secured by four existing hotel properties, were originated by the Company.   During 2011, two mortgage loans were extinguished, and the Company originated four mortgage loans on existing hotel properties totaling $60.0 million.

The Company also has an unsecured $60 million revolving line of credit, which it originated in March 2012 with a commercial bank.  Interest is payable monthly on the outstanding balance based on an annual interest rate of either the one-month London InterBank Offered Rate (“LIBOR”) plus 3.0%, or the prime interest rate plus 2.0%, at the Company’s option.  The Company is also required to pay a fee of 0.35% on the average unused balance of the credit facility.  The credit facility matures in March 2013; however, the Company has the right and intends, upon satisfaction of certain conditions including covenant compliance and payment of an extension fee, to extend the maturity date to March 2014.  The outstanding balance on this credit facility as of December 31, 2012 was $45.3 million and its interest rate was approximately 3.21%.

The Company’s principal sources of liquidity are the operating cash flow generated from the Company’s properties and its $60 million revolving credit facility.  The Company anticipates that cash flow from operations and credit availability, including potentially new mortgage loans and new or restructured unsecured lending arrangements, will be adequate to meet substantially all of its anticipated liquidity requirements, including debt service, capital improvements, required distributions to shareholders (the Company is not required to make distributions at its current rate for REIT purposes), and planned Unit redemptions.  The Company intends to maintain a relatively stable dividend rate instead of raising and lowering the distribution rate with varying economic cycles.  If cash flow from operations and the credit facility are not adequate to meet liquidity requirements, the Company will attempt to utilize additional financing to achieve this objective.  Although the Company has relatively low levels of debt, there can be no assurances it will be successful with this strategy and may need to reduce its distributions to required levels.  If the Company was unsuccessful in extending maturing debt in future periods or if it were to default under any of its debt agreements, it may be unable to make distributions or redemptions.

Hotel Industry and Competition

The hotel industry is highly competitive. Each of the Company’s hotels is located in a developed area that includes other hotels and competes for guests primarily with other hotels in the immediate vicinity and secondarily with other hotels in the same geographic market. An increase in the number of competitive hotels in a particular area could have a material adverse effect on the occupancy, average daily rate (“ADR”) and revenue per available room (“RevPAR”) of the Company’s hotels in that area. The Company believes that brand recognition, location, price and quality (of both the hotel and the services provided) are the principal competitive factors affecting the Company’s hotels. Additionally, general economic conditions in a particular market and nationally impact the performance of the hotel industry.

Hotel Operating Performance

At December 31, 2012, the Company owned eleven Courtyard hotels, ten Residence Inn hotels, six Hilton Garden Inn hotels, five Hampton Inn hotels, five Homewood Suites hotels, three Fairfield Inn & Suites hotels, three Hampton Inn & Suites hotels, three SpringHill Suites hotels, three TownePlace Suites hotels, one full-service Marriott hotel and one Renaissance hotel.  They are located in 19 states and, in aggregate, consist of 5,912 rooms.

Room revenue for these hotels totaled $183.9 million for the year ended December 31, 2012, and the hotels achieved average occupancy of 73%, ADR of $116 and RevPAR of $85.  Room revenue for the year ended December 31, 2011 totaled

$177.0 million, and the hotels achieved average occupancy of 72%, ADR of $113 and RevPAR of $82.  Hotel performance is impacted by many factors including the economic conditions in the United States as well as each locality.  With the significant decline in economic conditions throughout the United States over the 2008 through 2010 time period, overall performance of the Company’s hotels has not met expectations since acquisition.  Beginning in 2011 and continuing through 2012, the hotel industry and the Company’s revenues have shown improvement from the significant decline in the industry during 2008 through 2010.  The Company’s revenue growth has been behind the industry due to certain of the Company’s local markets trailing the industry and due to rooms out of service for renovations completed by the Company.  The Company’s operating income generally has also trailed the industry due to the revenue shortfall and increased operating costs at its New York hotel.  Although there is no way to predict future general economic conditions, and there are several key factors that continue to negatively affect the economic recovery in the United States and add to general market uncertainty, including but not limited to, the continued high levels of unemployment, the slow pace of the economic recovery in the United States and the uncertainty surrounding the fiscal policy of the United States, the Company and industry are forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012 for comparable hotels.

The Company’s hotels continue to be leaders in their respective markets.  The Company’s average Market Yield for 2012 and 2011 was 128 and 130, respectively.  The Market Yield is a measure of each hotel’s RevPAR compared to the average in the market, with 100 being the average (the index excludes hotels under renovation or open less than two years) and is provided by Smith Travel Research, Inc.® an independent company that tracks historical hotel performance in most markets throughout the world.  The Company will continue to pursue market opportunities to improve revenue.  See the Company’s complete financial statements in Part II Item 8 of this report.

Management and Franchise Agreements

Each of the Company’s 51 hotels are operated and managed under separate management agreements, by affiliates of one of the following companies:  Newport, LBA, Western, Marriott, White, Dimension, Inn Ventures, True North, Intermountain, McKibbon and Crestline.  The agreements generally provide for initial terms ranging from one to thirty years.  Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees, and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services.  Base management fees are calculated as a percentage of gross revenues.  Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to the Company, as defined in the management agreements.  The Company has the option to terminate the management agreements if specified performance thresholds are not satisfied.  During the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $7.0 million, $6.8 million and $6.3 million in management fees.

Newport, LBA, Western, White, Dimension, Inn Ventures, True North, Intermountain, McKibbon and Crestline are not affiliated with either Marriott or Hilton, and as a result, the hotels they manage were required to obtain separate franchise agreements with each respective franchisor. The Hilton franchise agreements generally provide for initial terms of 10 to 20 years. Fees associated with the agreements generally include the payment of royalty fees and program fees. The Marriott franchise agreements provide for initial terms of 10 to 30 years.  Fees associated with the agreements include the payment of royalty fees, marketing fees, reservation fees and a communications support fee based on room revenues.   During the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $7.7 million, $7.4 million and $7.1 million in franchise fees.

The franchise and/or management agreements provide a variety of benefits for the Company, which include national advertising, publicity, and other marketing programs designed to increase brand awareness, training of personnel, continuous review of quality standards, centralized reservations systems and best practices within the industry.

Hotel Maintenance and Renovation

The Company’s hotels have an ongoing need for renovation and refurbishment. Under various hotel management agreements, the Company has agreed to fund expenditures for periodic repairs, replacement or refurbishment of furniture, fixtures and equipment for the hotels in an amount equal to a certain percentage of gross revenues. In addition, other capital improvement projects may be directly funded by the Company.  During 2012 and 2011, the Company’s capital expenditures were approximately $11.6 million and $5.3 million.

Employees

The Company does not have any employees.  During 2012, all employees involved in the day-to-day operation of the Company’s hotels were employed by third party management companies engaged pursuant to the hotel management agreements. The Company utilizes, through an advisory agreement for corporate and strategic support, personnel from A8A, which in turn utilizes personnel from Apple Fund Management, LLC, a subsidiary of Apple REIT Six, Inc.

Environmental Matters

In connection with each of the Company’s hotel acquisitions, the Company obtained a Phase I Environmental Report and additional environmental reports and surveys, as were necessitated by the preliminary report. Based on the reports, the Company is not aware of any environmental situations requiring remediation at the Company’s properties, which have not been, or are not currently being remediated as necessary. No material remediation costs have occurred or are expected to occur.  Under various laws, owners as well as tenants and operators of real estate may be required to investigate and clean up or remove hazardous substances present at or migrating from properties they own, lease or operate and may be held liable for property damage or personal injuries that result from hazardous substances.  These laws also expose the Company to the possibility that it may become liable to reimburse governments for damages and costs they incur in connection with hazardous substances.

Seasonality

The hotel industry historically has been seasonal in nature.  Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters.  As a result, there may be quarterly fluctuations in results of operations. To the extent that cash flow from operations is insufficient during any quarter, due to temporary or seasonal fluctuations in revenue, the Company expects to utilize cash on hand or available credit to make distributions.

Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties.  These transactions cannot be construed to be arm’s length, and the results of the Company’s operations may be different if these transactions were conducted with non-related parties.  The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to the contracts, as well as any new significant related party transactions.  There were no changes to the contracts discussed in this section, and no new significant related party transactions during 2012.  The Board of Directors is not required to approve each individual transaction that falls under the related party relationships.  However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The Company has a contract with Apple Suites Realty Group, Inc. (“ASRG”) to acquire and dispose of real estate assets for the Company. A fee of 2% of the gross purchase price or gross sale price in addition to certain reimbursable expenses is paid to ASRG for these services.  As of December 31, 2012, payments to ASRG for services under the terms of this contract have totaled approximately $19.0 million since inception, which were capitalized as a part of the purchase price of the hotels.  No fees or expenses were incurred by the Company during 2012, 2011 and 2010 under this contract.

The Company is party to an advisory agreement with A8A, pursuant to which A8A provides management services to the Company.  A8A provides these management services through an affiliate called Apple Fund Management LLC (“AFM”), which is a wholly-owned subsidiary of Apple REIT Six, Inc.  An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses, are payable to A8A for these management services.  Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $1.0 million for each of the years ended December 31, 2012, 2011 and 2010.

In addition to the fees payable to A8A, the Company reimbursed A8A or paid directly to AFM on behalf of A8A approximately $1.8 million, $1.7 million and $1.8 million for the years ended December 31, 2012, 2011 and 2010.  The costs are included in general and administrative expenses and are for the Company’s proportionate share of the staffing and related costs provided by AFM at the direction of A8A.

AFM is an affiliate of Apple Six Advisors, Inc., Apple Seven Advisors, Inc., A8A, Apple Nine Advisors, Inc.(“A9A”), Apple Ten Advisors, Inc., ASRG and Apple Six Realty Group, Inc., (collectively the “Advisors” which are wholly owned by Glade M. Knight). As such, the Advisors provide management services through the use of AFM to, respectively, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc., Apple REIT Ten, Inc. and the Company (collectively the “Apple REIT Entities”).  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described more fully below allows the companies to share costs yet attract and retain superior executives and staff.  The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements.  Amounts reimbursed to AFM include both compensation for personnel and “overhead” (office rent, utilities, benefits, office supplies, etc.) used by the companies.  Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

The Advisors and Apple REIT Entities allocate all of the costs of AFM among the Apple REIT Entities and the Advisors. The allocation of costs from AFM is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each company’s level of business activity and the extent to which each company requires the services of particular personnel of AFM.  Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company.  As part of this arrangement, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities.  To efficiently manage cash disbursements, an individual Apple REIT Entity may make payments for any or all of the related companies.  The amounts due to or from the related Apple REIT Entity are reimbursed or collected and are not significant in amount.

On November 29, 2012, Apple REIT Six, Inc. entered into a merger agreement with a potential buyer that is not affiliated with the Apple REIT Entities or its Advisors (“the merger”).  To maintain the current cost sharing structure, on November 29, 2012, A9A entered into an assignment and transfer agreement with Apple REIT Six, Inc. for the transfer of Apple REIT Six, Inc.’s interest in AFM.  The assignment and transfer is expected to occur immediately after the closing of the merger.  As part of the assignment, A9A and the other Advisors agreed to indemnify the potential buyer for any liabilities related to AFM.  The assignment of AFM’s interest to A9A, if it occurs, will have no impact on the Company’s advisory agreement with A8A or the process of allocating costs from AFM to the Apple REIT Entities, excluding Apple REIT Six, Inc. as described above, which will increase the remaining Companies’ share of the allocated costs.

On November 29, 2012, in connection with the merger, Apple REIT Nine, Inc. entered into a transfer agreement with Apple REIT Six, Inc. for the potential acquisition of the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and the assignment of the Fort Worth, Texas office lease agreement which is expected to close immediately prior to the closing of the merger.  If the closing occurs, any costs associated with the Headquarters and office lease (i.e. office rent, utilities, office supplies, etc.) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple REIT Six, Inc. as described above.

ASRG and A8A are 100% owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company. Mr. Knight is also Chairman and Chief Executive Officer of Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc. Members of the Company’s Board of Directors are also on the boards of Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

Included in other assets, net on the Company’s consolidated balance sheet is a 24% equity investment in Apple Air Holding, LLC (“Apple Air”). The other members of Apple Air are Apple REIT Six, Inc., Apple REIT Seven, Inc. and Apple REIT Nine, Inc. Through its equity investment, the Company has access to Apple Air’s aircraft for asset management and renovation purposes.  The Company’s equity investment was $1.9 million and $2.1 million at December 31, 2012 and 2011.  The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly. For the years ended December 31, 2012, 2011 and 2010, the Company recorded a loss of approximately $0.2 million, $0.2 million and $0.8 million respectively, as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft and the reduction in basis of the aircraft in 2010 due to the planned trade in for one new airplane in 2011, and is included in general and administrative expense in the Company’s consolidated statements of operations.  Apple Air owned two aircraft during 2010, but reduced its ownership to one aircraft during the first quarter of 2011.

In 2010, Apple REIT Nine, Inc. purchased from the Company’s third party lender a note payable secured by the Columbia, South Carolina Hilton Garden Inn.  The purchase of the note by Apple REIT Nine, Inc. had no financial effect on the Company.  In December 2011, in accordance with the terms of the note, the note was extinguished by the Company through payment of all principal and interest due.

The Company has incurred legal fees associated with the Legal Proceedings discussed herein.  The Company also incurs other professional fees such as accounting, auditing and reporting.  These fees are included in general and administrative expense in the Company’s consolidated statements of operations.  To be cost effective, these services received by the Company are shared as applicable across the other Apple REIT Entities.  The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services. See Item 7 Management’s Discussion and Analysis of Expenses for the years 2012 and 2011 for more information on legal fees incurred.

In April 2011, the Company entered into a Loan Agreement (the “Loan Agreement”) with a commercial bank, which provided for a $20 million revolving credit facility with a maturity of April 2012.  During the first quarter of 2012, the credit facility was extinguished and the outstanding principal balance totaling $20 million, plus accrued interest, was paid in full.  The Loan Agreement was guaranteed by Glade M. Knight, the Company’s Chairman and Chief Executive Officer and was secured by assets of Mr. Knight.  Mr. Knight did not receive any consideration in exchange for providing this guaranty and security.  The independent directors of the Company’s Board of Directors approved Mr. Knight providing a guaranty under the Loan Agreement.

Item 1A.            Risk Factors

The following describes several risk factors which are applicable to the Company.  There are many factors that may affect the Company’s business and results of operations, which would affect the Company’s operating cash flow and value.  You should carefully consider, in addition to the other information contained in this report, the risks described below.

Hotel Operations

The Company’s hotels are subject to all of the risks common to the hotel industry. These risks could adversely affect hotel occupancy and the rates that can be charged for hotel rooms as well as hotel operating expenses, and generally include:

•	increases in supply of hotel rooms that exceed increases in demand;

•	increases in energy costs and other travel expenses that reduce business and leisure travel;

•	reduced business and leisure travel due to continued geo-political uncertainty, including terrorism;

•	adverse effects of declines in general and local economic activity; and

•	adverse effects of a downturn in the hotel industry.

General Local and National Economic Conditions

Changes in general local or national economic or market conditions, increased costs of energy, increased costs of insurance, increased costs of products, increased costs and shortages of labor, competitive factors, fuel shortages, quality of management, the ability of a hotel chain to fulfill any obligations to operators of its hotel business, limited alternative uses for the building, changing consumer habits, condemnation or uninsured losses, changing demographics, changing traffic patterns, inability to remodel outmoded buildings as required by the franchise or lease agreement and other factors beyond the Company’s control may reduce the operating results and the value of properties that the Company owns.  Additionally these items, among others, may reduce the availability of capital to the Company.  As a result, cash available to make distributions to shareholders may be affected.

Current General Economic Environment in the Lodging Industry

The United States continues to be in a low-growth economic environment and continues to experience historically high levels of unemployment.  Uncertainty over the depth and duration of this economic environment continues to have a negative impact on the lodging industry.  Although operating results have improved, high levels of unemployment and sluggish business and consumer travel trends have been evident during the past three years.  Accordingly, the Company’s financial results have been impacted by the economic environment, and future financial results and growth could be further depressed until a more expansive national economic environment is prevalent.  A weaker than anticipated economic recovery, or a return to a recessionary national economic environment, could result in low or decreased levels of business and consumer travel, negatively impacting the lodging industry, and, in turn, negatively impacting the Company’s future growth prospects and results of operations.

Hospitality Industry

The success of the Company’s properties will depend largely on the property operators’ ability to adapt to dominant trends in the hotel industry as well as greater competitive pressures, increased consolidation, industry overbuilding, dependence on consumer spending patterns and changing demographics, the introduction of new concepts and products, availability of labor, price levels and general economic conditions. The success of a particular hotel brand, the ability of a hotel brand to fulfill any obligations to operators of its business, and trends in the hotel industry may affect the Company’s income and the funds it has available to distribute to shareholders.

The hospitality industry could also experience a significant decline in occupancy and average daily rates due to a reduction in both business and leisure travel. General economic conditions, increased fuel costs, natural disasters and terrorist attacks are a few factors that could affect an individual’s willingness to travel. The Company’s property insurance will typically cover losses for property damage due to terrorist attacks or natural disasters (subject to policy deductibles). However, the Company is not insured against the potential negative effect a terrorist attack or natural disaster would have on the hospitality industry as a whole.

Seasonality

The hotel industry is seasonal in nature. Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters. As a result, there may be quarterly fluctuations in results of operations, and the Company may need to enter into short-term borrowing arrangements in certain periods in order to offset these fluctuations in revenues and to make distributions to shareholders.

Franchise Agreements

The Company’s wholly-owned taxable REIT subsidiaries (or subsidiaries thereof) operate all of the properties pursuant to franchise or license agreements with nationally recognized hotel brands. These franchise agreements contain specific standards for, and restrictions and limitations on, the operation and maintenance of the Company’s properties in order to maintain uniformity within the franchisor system. These standards could potentially conflict with the Company’s ability to create specific business plans tailored to each property and to each market.

Competition

The hotel industry is highly competitive. Each of the Company’s hotels is located in a developed area that includes other hotels and competes for guests primarily with other hotels in the Company’s immediate vicinity and secondarily with other hotels in the Company’s geographic market. An increase in the number of competitive hotels in a particular area could have a material adverse effect on the occupancy, average daily rate and revenue per available room of the Company’s hotels in that area.

Illiquidity of Shares

There is and will be no public trading market for the common shares and the Series A preferred shares for an indefinite period of time, if ever. Therefore, the Units are and will be highly illiquid and very difficult to trade. There is no definite time frame to provide liquidity.  There also is no definite value for the Units when a liquidity event occurs.  In addition, there are restrictions on the transfer of the common shares. In order to qualify as a REIT, the shares must be beneficially owned by 100 or more persons and no more than 50% of the value of the issued and outstanding shares may be owned directly or indirectly by five or fewer individuals. Therefore, the Company’s bylaws provide that no person may own more than 9.8% of the issued and outstanding Units. Any purported transfer of the Company’s shares that would result in a violation of either of these limits will be declared null and void.

Qualification as a REIT

The rules governing a REIT are highly technical and complex. They require ongoing compliance with and interpretation of a variety of tests and regulations that depend on, among other things, future operations. While the Company expects to satisfy these tests, it cannot ensure it will qualify as a REIT for any particular year. There is also the risk that the applicable laws governing a REIT could be changed, which could adversely affect the Company and its shareholders.

Distributions to Shareholders

If the Company’s properties do not generate sufficient revenue to meet operating expenses, the Company’s cash flow and the Company’s ability to make distributions to shareholders may be adversely affected.  The Company is subject to all operating risks common to hotels. These risks might adversely affect occupancy or room rates.  Increases in operating costs due to inflation and other factors may not necessarily be offset by increased room rates.  The local, regional and national hotel markets may limit the extent to which room rates may be increased to meet increased operating expenses without decreasing occupancy rates.  While the Company intends to make monthly distributions to shareholders, there can be no assurance that the Company will be able to make distributions at any particular time or rate, or at all.  Further, there is no assurance that a distribution rate achieved for a particular period will be maintained in the future.  Also, while management may establish goals as to particular rates of distribution or have an intention to make distributions at a particular rate, there can be no assurance that such goals or intentions will be realized.

The Company’s objective in setting a distribution rate is to project a rate that will provide consistency over the life of the Company, taking into account acquisitions and capital improvements, ramp up of new properties and varying economic cycles.  The Company anticipates that it may need to utilize debt, offering proceeds and cash from operations to meet this objective.  The Company evaluates the distribution rate on an ongoing basis and may make changes at any time if the Company feels the rate is not appropriate based on available cash resources.

While the Company generally seeks to make distributions from its operating cash flows, distributions may be made (although there is no obligation to do so) in certain circumstances in part from financing proceeds or other sources, such as proceeds from the offering of Units.  While distributions from such sources would result in the shareholder receiving cash, the consequences to the shareholders would differ from a distribution from the Company’s operating cash flows.  For example, if financing is the source of a distribution, that financing would have to be repaid, and if proceeds from the offering of Units are distributed, those proceeds would not then be available for other uses (such as property acquisitions or improvements).

Financing Risks

Although the Company anticipates maintaining relatively low levels of debt, it may periodically use short-term financing to perform renovations to its properties, make shareholder distributions or planned Unit redemptions in periods of fluctuating income from its properties.  The debt markets have been volatile and subject to increased regulation, and as a result, the Company may not be able to use debt to meet any of its cash requirements, including refinancing any scheduled debt maturities.

Compliance with Financial Covenants

The Company’s $60.0 million unsecured line of credit debt facility, entered into in March 2012, contains financial covenants that could require the outstanding balance to be prepaid prior to the scheduled maturity of March 2013, prevent the Company from extending the maturity to March 2014, or restrict the amount and timing of distributions to shareholders. The Company was in compliance with all covenants at December 31, 2012.  The covenants include, among others, a minimum tangible net worth, debt service coverage and income to debt service and distributions. The Company’s secured debt increases the Company’s risk of property losses as defaults on the debt may result in foreclosure by the lenders.

Securities Class Action Lawsuits and Governmental Regulatory Oversight Risks

As a result of regulatory inquiries or other regulatory actions, or as a result of being publicly held, the Company may become subject to lawsuits.  The Company is currently subject to a securities class action lawsuit and other suits may be filed against the Company in the future.  Due to the uncertainties related to litigation, the Company is unable at this time to evaluate the likelihood of either a favorable or unfavorable outcome or to estimate the range of potential exposure. If the outcome is unfavorable, the Company may be required to pay damages and/or change its business practices, any of which could have a material adverse effect on the Company’s financial condition, results of operations and cash flows.  The ability of the Company to access capital markets, including commercial debt markets, could be negatively impacted by unfavorable, or the possibility of unfavorable, outcomes to lawsuits or adverse regulatory actions.

The Company has been and may continue to be subject to regulatory inquiries, which have resulted in and which could continue to result in costs and personnel time commitment to respond.  It may also be subject to action by governing regulatory agencies, as a result of its activities, which could result in costs to respond and fines or changes in the Company’s business practices, any of which could have a material adverse effect on the financial condition, results of operations, liquidity and capital resources, and cash flows of the Company.

Technology is used in operations, and any material failure, inadequacy, interruption or security failure of that technology could harm the business.

The Company and its hotel managers and franchisors rely on information technology networks and systems, including the Internet, to process, transmit and store electronic information, and to manage or support a variety of business processes, including financial transactions and records, personal identifying information, reservations, billing and operating data.  Some of the information technology is purchased from vendors, on whom the systems depend. The Company and its hotel managers and franchisors rely on commercially available and internally developed systems, software, tools and monitoring to provide security for processing, transmission and storage of confidential operator and other customer information, such as individually identifiable information, including information relating to financial accounts. Although the Company and its hotel managers and franchisors have taken steps necessary to protect the security of their information systems and the data maintained in those systems, it is possible that the safety and security measures taken will not be able to prevent the systems’ improper functioning or damage, or the improper access or disclosure of personally identifiable information such as in the event of cyber attacks. Security breaches, including physical or electronic break-ins, computer viruses, attacks by hackers and similar breaches, can create system disruptions, shutdowns or unauthorized disclosure of confidential information. Any failure to maintain proper function, security and availability of information systems could interrupt operations, damage reputation, subject the Company to liability claims or regulatory penalties and could have a material adverse effect on the business, financial condition and results of operations of the Company.

Potential losses not covered by Insurance

The Company maintains comprehensive insurance coverage for general liability, property, business interruption and other risks with respect to all of its hotels.  These policies offer coverage features and insured limits that the Company believes are customary for similar types of properties.  There are no assurances that coverage will be available at reasonable rates.  Also, various types of catastrophic losses, like earthquakes, hurricanes, or certain types of terrorism, may not be insurable or may not be economically insurable.  Even when insurable, these policies may have high deductibles and/or high premiums.  There also can be risks such as certain environmental hazards that may be deemed to fall outside the coverage.  In the event of a substantial loss, the Company’s insurance coverage may not be sufficient to cover the full current market value or replacement cost of its lost investment. Should an uninsured loss or a loss in excess of insured limits occur, the Company could lose all or a portion of the capital it has invested in a hotel, as well as the anticipated future revenue from the hotel.  In that event, the Company might nevertheless remain obligated for any mortgage debt or other financial obligations related to the hotel.  Inflation, changes in building codes and ordinances, environmental considerations and other factors might also keep the Company from using insurance proceeds to replace or renovate a hotel after it has been damaged or destroyed.  The Company also may encounter challenges with an insurance provider regarding whether it will pay a particular claim that the Company believes to be covered under its policy.Under those circumstances, the insurance proceeds the Company receives might be inadequate to restore its economic position on the damaged or destroyed hotel, which could have a material adverse effect on the Company.

Item 1B.            Unresolved Staff Comments

Not applicable.

Item 2.               Properties

As of December 31, 2012, the Company owned 51 hotels with an aggregate of 5,912 rooms, consisting of the following:

Brand	Total by Brand	Number of Rooms
Courtyard	11	1,445
Residence Inn	10	1,067
Hilton Garden Inn	6	717
Hampton Inn	5	549
Homewood Suites	5	536
Fairfield Inn & Suites	3	331
Hampton Inn & Suites	3	298
SpringHill Suites	3	289
TownePlace Suites	3	252
Marriott	1	226
Renaissance	1	202
Total	51	5,912

The following table includes the location of each hotel, the date of construction, the date acquired, encumbrances (if any), initial acquisition cost, gross carrying value and the number of rooms of each hotel.

REAL ESTATE AND ACCUMULATED DEPRECIATION
As of December 31, 2012
(dollars in thousands)

						Subsequently
				Initial Cost		Capitalized	Total
					Bldg./	Bldg.	Gross	Acc.	Date of	Date	Depreciable	# of
City	State	Brand	Encumbrances	Land (1)	FF&E /Other	Imp. & FF&E	Cost	Deprec.	Construction	Acquired	Life	Guestrooms
Birmingham	AL	Homewood Suites	$11,118	$1,176	$15,917	$391	$17,484	$(2,502)	2005	May-08	3 - 39 yrs.	95
Rogers	AR	Fairfield Inn	0	881	7,394	1,198	9,473	(1,632)	2002	February-08	3 - 39 yrs.	99
Rogers	AR	Residence Inn	0	920	11,187	1,271	13,378	(1,950)	2003	February-08	3 - 39 yrs.	88
Springdale	AR	Residence Inn	0	447	5,383	1,476	7,306	(1,533)	2001	March-08	3 - 39 yrs.	72
Burbank	CA	Residence Inn	24,000	4,229	47,200	78	51,507	(6,656)	2007	May-08	3 - 39 yrs.	166
Cypress	CA	Courtyard	0	3,234	28,688	1,454	33,376	(4,653)	1988	April-08	3 - 39 yrs.	180
Oceanside	CA	Residence Inn	16,000	3,312	25,964	93	29,369	(3,884)	2007	May-08	3 - 39 yrs.	125
Sacramento	CA	Hilton Garden Inn	0	2,544	25,764	2,059	30,367	(4,749)	1999	March-08	3 - 39 yrs.	154
San Jose	CA	Homewood Suites	0	6,523	15,901	2,146	24,570	(3,060)	1991	July-08	3 - 39 yrs.	140
Tulare	CA	Hampton Inn & Suites	0	1,100	9,495	35	10,630	(1,659)	2008	June-08	3 - 39 yrs.	86
Jacksonville	FL	Homewood Suites	16,161	1,546	22,370	698	24,614	(3,421)	2005	June-08	3 - 39 yrs.	119
Sanford	FL	SpringHill Suites	0	933	10,609	440	11,982	(1,737)	2000	March-08	3 - 39 yrs.	105
Tallahassee	FL	Hilton Garden Inn	0	0	13,580	178	13,758	(2,291)	2006	January-08	3 - 39 yrs.	85
Tampa	FL	TownePlace Suites	0	1,307	10,344	366	12,017	(1,656)	1999	June-08	3 - 39 yrs.	95
Port Wentworth	GA	Hampton Inn	0	837	10,288	281	11,406	(1,598)	1997	January-08	3 - 39 yrs.	106
Savannah	GA	Hilton Garden Inn	5,143	0	15,119	786	15,905	(2,491)	2004	July-08	3 - 39 yrs.	105
Overland Park	KS	Fairfield Inn & Suites	0	1,571	10,875	27	12,473	(1,700)	2008	August-08	3 - 39 yrs.	110
Overland Park	KS	Residence Inn	6,259	1,522	14,631	422	16,575	(2,387)	2000	April-08	3 - 39 yrs.	120
Overland Park	KS	SpringHill Suites	0	939	8,214	836	9,989	(1,471)	1999	March-08	3 - 39 yrs.	102
Wichita	KS	Courtyard	0	1,177	8,013	852	10,042	(1,635)	2000	June-08	3 - 39 yrs.	90
Bowling Green	KY	Hampton Inn	0	1,481	17,890	255	19,626	(2,877)	1989	December-07	3 - 39 yrs.	130
Marlborough	MA	Residence Inn	0	2,112	18,591	213	20,916	(3,132)	2006	January-08	3 - 39 yrs.	112
Westford	MA	Hampton Inn & Suites	0	1,570	14,122	95	15,787	(2,356)	2007	March-08	3 - 39 yrs.	110
Westford	MA	Residence Inn	6,704	906	14,173	1,152	16,231	(2,684)	2000	April-08	3 - 39 yrs.	108
Annapolis	MD	Hilton Garden Inn	0	2,440	23,342	83	25,865	(3,739)	2007	January-08	3 - 39 yrs.	126
Kansas City	MO	Residence Inn	10,839	1,178	16,152	2,052	19,382	(3,413)	1968	April-08	3 - 39 yrs.	106
Carolina Beach	NC	Courtyard	12,272	3,244	21,617	1,960	26,821	(3,772)	2003	June-08	3 - 39 yrs.	144
Concord	NC	Hampton Inn	4,814	1,241	8,366	290	9,897	(1,570)	1996	March-08	3 - 39 yrs.	101
Dunn	NC	Hampton Inn	0	545	12,542	405	13,492	(2,279)	2006	January-08	3 - 39 yrs.	120
Fayetteville	NC	Residence Inn	6,721	668	12,570	182	13,420	(2,088)	2006	May-08	3 - 39 yrs.	92
Greensboro	NC	SpringHill Suites	0	663	7,634	120	8,417	(1,278)	2004	November-07	3 - 39 yrs.	82
Matthews	NC	Hampton Inn	0	636	10,436	627	11,699	(2,074)	1995	January-08	3 - 39 yrs.	92

						Subsequently
				Initial Cost		Capitalized	Total
					Bldg./	Bldg.	Gross	Acc	Date of	Date	Depreciable	# of
City	State	Brand	Encumbrances	Land (1)	FF&E /Other	Imp. & FF&E	Cost	Deprec.	Construction	Acquired	Life	Guestrooms
Wilmington	NC	Fairfield Inn & Suites	0	1,841	13,475	21	15,337	(1,929)	2008	December-08	3 - 39 yrs.	122
Winston-Salem	NC	Courtyard	7,595	1,439	12,457	1,758	15,654	(2,126)	1998	May-08	3 - 39 yrs.	122
Somerset	NJ	Courtyard	8,970	0	16,504	193	16,697	(2,754)	2001	November-07	3 - 39 yrs.	162
New York	NY	Renaissance	0	0	111,870	21,778	133,648	(29,669)	1916	January-08	3 - 39 yrs.	202
Tulsa	OK	Hampton Inn & Suites	0	899	9,940	80	10,919	(1,896)	2007	December-07	3 - 39 yrs.	102
Columbia	SC	Hilton Garden Inn	0	1,385	20,499	97	21,981	(3,005)	2006	September-08	3 - 39 yrs.	143
Greenville	SC	Residence Inn	6,128	692	8,372	223	9,287	(1,365)	1998	May-08	3 - 39 yrs.	78
Hilton Head	SC	Hilton Garden Inn	5,746	1,094	13,114	1,557	15,765	(2,697)	2001	May-08	3 - 39 yrs.	104
Chattanooga	TN	Homewood Suites	0	688	8,211	2,314	11,213	(2,380)	1997	December-07	3 - 39 yrs.	76
Texarkana	TX	Courtyard	0	678	12,656	1,345	14,679	(1,981)	2003	March-08	3 - 39 yrs.	90
Texarkana	TX	TownePlace Suites	0	615	8,742	320	9,677	(1,676)	2006	March-08	3 - 39 yrs.	85
Charlottesville	VA	Courtyard	15,217	2,312	26,436	975	29,723	(3,689)	2000	June-08	3 - 39 yrs.	139
Chesapeake	VA	Marriott Full Service	0	3,256	36,384	57	39,697	(6,122)	2008	October-08	3 - 39 yrs.	226
Harrisonburg	VA	Courtyard	0	1,684	22,137	1,813	25,634	(3,564)	1999	November-07	3 - 39 yrs.	125
Suffolk	VA	Courtyard	8,195	968	11,684	36	12,688	(1,948)	2007	July-08	3 - 39 yrs.	92
Suffolk	VA	TownePlace Suites	6,286	750	9,390	12	10,152	(1,527)	2007	July-08	3 - 39 yrs.	72
VA Beach	VA	Courtyard	14,235	7,203	20,708	2,216	30,127	(3,151)	1999	June-08	3 - 39 yrs.	141
VA Beach	VA	Courtyard	17,180	9,871	30,988	2,080	42,939	(5,060)	2002	June-08	3 - 39 yrs.	160
Tukwila	WA	Homewood Suites	9,667	1,388	14,756	2,614	18,758	(2,743)	1991	July-08	3 - 39 yrs.	106
Construction in Progress			0	0	0	82	82	0
			$219,250	$87,645	$902,694	$62,092	$1,052,431	$(163,209)				5,912

(1) Land is owned fee simple unless cost is $0 which means the property is subject to a ground lease.

Investment in hotels at December 31, 2012, consisted of the following (in thousands):

Land	$87,645
Building and Improvements	883,855
Furniture, Fixtures and Equipment	78,308
Franchise Fees	2,623
1,052,431
Less Accumulated Depreciation	(163,209)
Investment in real estate, net	$889,222

For additional information about the Company’s properties, refer to Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Item 3.               Legal Proceedings and Related Matters

The term the “Apple REIT Companies” means the Company, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc., et al, putative class action lawsuit, which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Companies, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933. The consolidated complaint also asserts claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On April 18, 2012, the Company, and the other Apple REIT Companies, served a motion to dismiss the consolidated complaint in the In re Apple REITs Litigation. The Company and the other Apple REIT Companies accompanied their motion to dismiss the consolidated complaint with a memorandum of law in support of their motion to dismiss the consolidated complaint. The briefing period for any motion to dismiss was completed on July 13, 2012.

The Company believes that any claims against it, its officers and directors and other Apple entities are without merit, and intends to defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

On October 22, 2012, the Financial Industry Regulatory Authority (“FINRA”) issued an order against David Lerner Associates, Inc. (“DLA”) and David Lerner, individually, requiring DLA to pay approximately $12 million in restitution to certain investors in Units of Apple REIT Ten, Inc.  In addition, David Lerner, individually, was fined $250,000 and suspended for one year from the securities industry, followed by a two year suspension from acting as a principal.  The Company relies on DLA for the administration of its Units and does not believe this settlement will affect the administration of its Units.  The Company intends to continue to cooperate with regulatory or governmental inquiries

Item 4.               Mine Safety Disclosures

Not applicable.

PART II

Item 5.	Market For Registrant’s Common Equity, Related Shareholder Matters and Issuer Purchases of Equity Securities

Common Shares

There is currently no established public trading market in which the Company’s common shares are traded. As of December 31, 2012 there were 92.8 million Units outstanding.  Each Unit consists of one common share, no par value, and one series A preferred share of the Company.  As of February 28, 2013 the Units were held by approximately 19,700 beneficial shareholders.

The Company is currently selling Units to its existing shareholders at a price of $11.00 per share through its Dividend Reinvestment Plan.  This price is based on the most recent price at which an unrelated person purchased the Company’s Units from the Company.  The Company also uses the original price paid for Units ($11.00 per Unit in most cases) for redemptions under its Unit Redemption Program with the intention of providing limited liquidity based on those interested in purchasing additional Units through the Company’s Dividend Reinvestment Plan.  As discussed further below, since inception of the Company’s Dividend Reinvestment Plan and Unit Redemption Program, 9.1 million Units have been issued and 7.4 million Units redeemed.  The price of $11.00 is not based on an appraisal or valuation of the Company or its assets.  In 2011 there were two tender offers made for the Units of the Company by the same bidders.  The weighted average price paid for the 17,403 (0.02% of the outstanding Units) acquired through the offers was $3.13 per Unit.  In February 2013, the same bidders announced a tender offer to purchase Units of the Company for $3.50 per Unit; unless extended, the offer expires in March 2013.

Distribution Policy

To maintain its REIT status the Company is required to distribute at least 90% of its ordinary income.  Distributions during 2012 totaled $51.2 million and were paid at a monthly rate of $0.045833 per common share.  Distributions in 2011 totaled $62.1 million and were paid at a monthly rate of $0.064167 per common share during the first six months of 2011, and at a monthly rate of $0.045833 per common share during the last six months of 2011.  Distributions in 2010 totaled $72.5 million and were paid monthly at a rate of $0.064167 per common share.  Although the Company intends to continue paying distributions on a monthly basis, the amount and timing of distributions to shareholders are within the discretion of the Company’s Board of Directors. The amount and frequency of future distributions will depend on the Company’s results of operations, cash flow from operations, economic conditions, working capital requirements, cash requirements to fund investing and financing activities, capital expenditure requirements, including improvements to and expansions of properties, as well as the distribution requirements under federal income tax provisions for qualification as a REIT.  The Company’s unsecured credit facility has loan covenants which can and may impose restrictions on the amount of distributions declared by the Company.  As of December 31, 2012, distributions plus Unit redemptions, net of proceeds from the Company’s Dividend Reinvestment Plan, cannot exceed $68.0 million in any cumulative 12 month period, and quarterly distributions cannot exceed $0.1375 per share, unless such distributions are less than total funds from operations (as defined within the credit facility) for the quarter and 12 month period, or the Company is required to distribute more to meet REIT requirements.  In 2013 the Company’s Board of Directors approved a reduction of the monthly distribution rate to $0.038958 ($0.4675 on an annual basis) effective for the distribution the Company plans to pay in April 2013.

Dividend Reinvestment Plan

In the second quarter of 2008 the Company instituted a Dividend Reinvestment Plan for its shareholders.  The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company.  The uses of the proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels.  The Company has registered 10 million Units for potential issuance under the plan.  Since inception through December 31, 2012, approximately 9.1 million Units were issued under the plan representing approximately $99.9 million, including 1.0 million Units for $11.0 million in 2012 and 1.8 million Units for $20.0 million in 2011.  As of December 31, 2012 and 2011, the Company had approximately 18.1 million and 22.7 million Units participating in the Dividend Reinvestment Plan.  Since there continues to be demand for the Units at $11 per Unit, the Company’s Board of Directors does not believe the offering price under the Dividend Reinvestment Plan should be changed at this time. However, the Board of Directors could change the price as it determines appropriate.

Unit Redemption Program

In October 2008, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year.  Shareholders may request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned less than three years or 100% of the price per Unit if the Units have been owned more than three years. The maximum number of Units that may be redeemed in any 12-month period is five percent of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption. The Company reserves the right to change the purchase price for redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program. As noted below, during 2011 and 2012 the total redemption requests exceeded the authorized amount of redemptions and the Board of Directors has limited, and will continue to limit, the amount of redemptions as it deems prudent.

Since inception of the program through December 31, 2012, the Company has redeemed approximately 7.4 million Units in the amount of $79.3 million, including 1.7 million Units in the amount of $18.3 million in 2012 and 2.9 million Units in the amount of $32.1 million in 2011. As contemplated by the program, beginning with the January 2011 redemption, the Company redeemed Units on a pro-rata basis with approximately 63%, 48%, 9% and 4% of the amounts requested redeemed in the first, second, third and fourth quarters of 2011, respectively.  Approximately 2% of the number of shares requested for redemption was redeemed in each quarter of 2012, leaving approximately 18.7 million Units requested but not redeemed as of the last scheduled redemption date in 2012 (October 2012).  Prior to 2011, the Company had redeemed 100% of redemption requests.  The Company has a number of cash sources including cash from operations, dividend reinvestment plan proceeds, proceeds from borrowings and asset sales from which it can make redemptions.  See the Company’s complete consolidated statements of cash flows for the years ended December 31, 2012, 2011 and 2010 included in the Company’s audited financial statements in Item 8 of this Form 10-K for a further description of the sources and uses of the Company’s cash flows.  The following is a summary of Unit redemptions during 2011 and 2012:

Redemption Date	Requested Unit Redemptions	Units Redeemed	Redemption Requests not Redeemed
January 2011	1,168,279	732,647	435,632
April 2011	1,529,096	729,016	800,080
July 2011	8,255,381	736,960	7,518,421
October 2011	17,938,386	727,604	17,210,782
January 2012	18,910,430	454,405	18,456,025
April 2012	18,397,381	454,638	17,942,743
July 2012	18,607,044	362,553	18,244,491
October 2012	19,112,925	391,142	18,721,783

The following is a summary of redemptions during the fourth quarter of 2012 (no redemptions occurred in November and December 2012):

Issuer Purchases of Equity Securities

	(a)	(b)	(c)	(d)
Period	Total Number of Units Purchased	Average Price Paid per Unit	Total Number of Units Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Units that May Yet Be Purchased Under the Plans or Programs
October 2012	391,142	$10.98	391,142	(1)

(1)
The maximum number of Units that may be redeemed in any 12 month period is limited to up to five percent (5.0%) of the weighted average number of Units outstanding from the beginning of the 12 month period, subject to the Company’s right to change the number of Units to be redeemed.

Series A Preferred Shares

The Series A preferred shares have no voting rights and no conversion rights. In addition, the Series A preferred shares are not separately tradable from the common shares to which they relate. The Series A preferred shares do not have any distribution rights except a priority distribution upon the sale of the Company’s assets. The priority distribution (“Priority Distribution”) is equal to $11.00 per Series A preferred share, and will be paid before any distribution will be made to the holders of any other shares. Upon the Priority Distribution the Series A preferred shares will have no other distribution rights.

Series B Convertible Preferred Shares

In January 2007 the Company issued 240,000 Series B convertible preferred shares to Glade M. Knight, the Company’s Chairman and Chief Executive Officer. There are no dividends payable on the Series B convertible preferred shares. Holders of more than two-thirds of the Series B convertible preferred shares must approve any proposed amendment to the Articles of Incorporation that would adversely affect the Series B convertible preferred shares. Upon liquidation, each holder of the Series B convertible preferred shares is entitled to a priority liquidation payment. However the priority liquidation payment of the holder of the Series B convertible preferred shares is junior to the holders of the Series A preferred shares’ distribution rights. The holder of a Series B convertible preferred share is entitled to a liquidation payment of $11.00 per number of common shares into which each Series B convertible preferred share would convert. In the event that the liquidation of the Company’s assets results in proceeds that exceed the distribution rights of the Series A preferred shares and the Series B convertible preferred shares, the remaining proceeds will be distributed between the common shares and the Series B convertible preferred shares, on an as converted basis. The Series B convertible preferred shares are convertible into common shares upon and for 180 days following the occurrence of any of the following events: (1) substantially all of the Company’s assets, stock or business is sold or transferred through exchange, merger, consolidation, lease, share exchange, sale or otherwise, other than a sale of assets in liquidation, dissolution or winding up of the Company’s business; or (2) the termination or expiration without renewal of the advisory agreement with A8A, or if the company ceases to use ASRG to provide property acquisition and disposition services; or (3) the Company’s common shares are listed on any securities exchange or quotation system or in any established market.

Preferred Shares

The Company’s articles of incorporation authorize issuance of up to 15 million additional preferred shares. No preferred shares other than the Series A preferred shares and the Series B convertible preferred shares (discussed above) have been issued. The Company believes that the authorization to issue additional preferred shares benefits the Company and its shareholders by permitting flexibility in financing additional growth, giving the Company additional financing options in corporate planning and in responding to developments in business, including financing of additional acquisitions and other general corporate purposes. Having authorized preferred shares available for issuance in the future gives the Company the ability to respond to future developments and allows preferred shares to be issued without the expense and delay of a special shareholders’ meeting. At present, the Company has no specific financing or acquisition plans involving the issuance of additional preferred shares and the Company does not propose to fix the characteristics of any series of preferred shares in anticipation of issuing preferred shares other than the Series A preferred shares and Series B convertible preferred shares discussed above. The Company cannot now predict whether or to what extent, if any, additional preferred shares will be used or if so used what the characteristics of a particular series may be. The voting rights and rights to distributions of the holders of common shares will be subject to the prior rights of the holders of any subsequently-issued preferred shares. Unless otherwise required by applicable law or regulation, the preferred shares would be issuable without further authorization by holders of the common shares and on such terms and for such consideration as may be determined by the Board of Directors. The preferred shares could be issued in one or more series having varying voting rights, redemption and conversion features, distribution (including liquidating distribution) rights and preferences, and other rights, including rights of approval of specified transactions. A series of preferred shares could be given rights that are superior to rights of holders of common shares and a series having preferential distribution rights could limit common share distributions and reduce the amount holders of common shares would otherwise receive on dissolution.

Non-Employee Directors Stock Option Plan and Incentive Plan

The Company’s Board of Directors has adopted and the Company’s shareholders have approved a Non-Employee Directors Stock Option Plan and an Incentive Plan. The options issued under each plan convert upon exercise of the options to Units. Each Unit consists of one common share and one Series A preferred share of the Company. As of December 31, 2012, options to purchase 394,208 Units were outstanding with a weighted average exercise price of $11 per Unit under the Directors Plan.  No options have been issued under the Incentive Plan.  The following is a summary of securities issued under the plans as of December 31, 2012:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation plans approved by security holders
Non-Employee Directors Stock Option Plan	394,208	$11.00	1,205,337
Incentive Plan	—	$—	4,029,318

Item 6.               Selected Financial Data

The following table sets forth selected financial data for each of the five years ended December 31, 2012. Certain information in the table has been derived from the Company’s audited financial statements and notes thereto. This data should be read in conjunction with Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8, the Consolidated Financial Statements and Notes thereto, appearing elsewhere in this Annual Report on Form 10-K.

(in thousands except per share and statistical data)	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2008
Revenues:
Room revenue	$183,913	$177,009	$169,944	$158,316	$124,208
Other revenue	14,015	13,695	12,678	12,569	9,076
Total revenue	197,928	190,704	182,622	170,885	133,284

Expenses:
Hotel operating expenses	117,815	113,203	108,987	105,091	77,612
Taxes, insurance and other	10,014	9,369	10,089	10,188	6,818
Land lease expense	6,400	6,391	6,386	6,376	6,258
General and administrative	6,576	5,302	5,216	4,523	4,359
Depreciation	36,961	35,987	34,979	32,907	22,044
Net gain from mortgage debt restructuring and extinguishment	-	(1,093)	-	-	-
Investment income, net	(19)	(23)	(3,076)	(1,071)	(2,225)
Interest expense	14,666	12,104	9,166	7,366	4,153
Total expenses	192,413	181,240	171,747	165,380	119,019
Net income	$5,515	$9,464	$10,875	$5,505	$14,265

Per Share
Net income per common share	$0.06	$0.10	$0.12	$0.06	$0.16
Distributions paid to common shareholders per share	$0.55	$0.66	$0.77	$0.81	$0.88
Weighted-average common shares outstanding - basic and diluted	93,046	93,998	94,170	92,963	87,271

Balance Sheet Data (at end of period)
Cash and cash equivalents	$68	$-	$-	$-	$-
Investment in real estate, net	$889,222	$914,594	$945,312	$974,773	$982,886
Total assets	$912,864	$935,709	$962,486	$998,851	$1,003,048
Notes payable	$264,019	$236,257	$200,439	$184,175	$138,704
Shareholders' equity	$619,175	$671,988	$736,569	$789,099	$842,304
Net book value per share	$6.67	$7.19	$7.78	$8.43	$9.11

Other Data
Cash Flow From (Used In):
Operating activities	$46,138	$45,396	$44,249	$45,739	$39,714
Investing activities	$(14,495)	$(7,898)	$711	$(30,379)	$(766,854)
Financing activities	$(31,575)	$(37,498)	$(44,960)	$(15,360)	$165,131

(in thousands except per share and statistical data)	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2008
Number of hotels owned at end of period	51	51	51	51	51
Average Daily Rate (ADR) (b)	$116	$113	$112	$112	$121
Occupancy	73%	72%	70%	66%	69%
Revenue Per Available Room (RevPAR) (c)	$85	$82	$79	$73	$83
Total Rooms Sold (d)	1,584,570	1,560,155	1,515,805	1,414,748	1,027,472
Total Rooms Available (e)	2,162,138	2,156,180	2,155,648	2,155,621	1,490,606

Funds From Operations Calculation (a)
Net income	$5,515	$9,464	$10,875	$5,505	$14,265
Depreciation of real estate owned	36,961	35,987	34,979	32,907	22,044
Funds from operations	$42,476	$45,451	$45,854	$38,412	$36,309

(a) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles—GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization. The Company considers FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company's activities in accordance with GAAP. The Company considers FFO as a supplemental measure of operating performance in the real estate industry, and along with the other financial measures included in this Form 10-K, including net income, cash flow from operating activities, financing activities and investing activities, it provides investors with an indication of the performance of the Company. The Company's definition of FFO is not necessarily the same as such terms that are used by other companies. FFO is not necessarily indicative of cash available to fund cash needs.

(b) Total room revenue divided by number of rooms sold.
(c) ADR multiplied by occupancy percentage.
(d) Represents the number of room nights sold during the period.
(e) Represents the number of rooms owned by the Company multiplied by the number of nights in the period.

Item 7.               Management’s Discussion and Analysis of Financial Condition and Results of Operations

This Annual Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential” and similar expressions that convey the uncertainty of future events or outcomes.  Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to implement its acquisition strategy and operating strategy; the Company’s ability to manage planned growth; changes in economic cycles; financing risks; the outcome of current and future litigation, regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classifications as a real estate investment trust; and competition within the hotel and real estate industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Annual Report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the Company’s financial statements and the notes thereto, as well as the risk factors described in the Company’s filings with the Securities and Exchange Commission and Item 1A in this report. Any forward-looking statement that the Company makes speaks only as of the date of this report.  The Company undertakes no obligation to publicly update or revise any forward-looking statement or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Overview

Apple REIT Eight, Inc., together with its wholly owned subsidiaries (the “Company”), was formed to invest in hotels and other income-producing real estate in the United States. The Company was initially capitalized on January 22, 2007, with its first investor closing on July 27, 2007. The Company completed its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) in April 2008.  The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes.  As of December 31, 2012, the Company owned 51 hotels (the Company’s first six hotels were acquired in November and December 2007, and 45 additional hotels were acquired during 2008).  Accordingly, the results of operations include only the results of operations of the hotels for the periods owned.  Exclusive of interest income, the Company had no operating revenues before the first hotel acquisition in November 2007.

Hotel Operations

Although hotel performance can be influenced by many factors including local competition, local and general economic conditions in the United States and the performance of individual managers assigned to each hotel, performance of the hotels as compared to other hotels within their respective markets, in general, has met the Company’s expectations for the periods owned.  With the significant decline in economic conditions throughout the United States over the 2008 through 2010 time period, overall performance of the Company’s hotels has not met expectations since acquisition.  Beginning in 2011 and continuing through 2012, the hotel industry and the Company’s revenues have shown improvement from the significant decline in the industry during 2008 through 2010.  The Company’s revenue growth has been behind the industry due to certain of the Company’s local markets trailing the industry and due to rooms out of service for renovations completed by the Company.  The Company’s operating income generally has also trailed the industry due to the revenue shortfall and increased operating costs at its New York hotel.  Although there is no way to predict future general economic conditions, and there are several key factors that continue to negatively affect the economic recovery in the United States and add to general market uncertainty, including but not limited to, the continued high levels of unemployment, the slow pace of the economic recovery in the United States and the uncertainty surrounding the fiscal policy of the United States, the Company and industry are forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012 for comparable hotels.

In evaluating financial condition and operating performance, the most important matters on which the Company focuses are revenue measurements, such as average occupancy, average daily rate (“ADR”), revenue per available room (“RevPAR”), and market yield which compares an individual hotel’s results to other hotels in its local market, and expenses, such as hotel operating expenses, general and administrative expenses and other expenses described below.

The following is a summary of results of the 51 hotels owned by the Company for the years ended December 31, 2012 and 2011:

(in thousands, except statistical data)	Year ended December 31, 2012	Percent of Revenue	Year ended December 31, 2011	Percent of Revenue	Percent Change

Total revenues	$197,928	100%	$190,704	100%	4%
Hotel operating expenses	117,815	60%	113,203	59%	4%
Taxes, insurance and other expense	10,014	5%	9,369	5%	7%
Land lease expense	6,400	3%	6,391	3%	0%
General and administrative expense	6,576	3%	5,302	3%	24%

Depreciation	36,961		35,987		3%
Net gain from mortgage debt restructuring and extinguishment	-		1,093		N/A
Interest expense, net	14,647		12,081		21%

Number of hotels	51		51		0%
Average Market Yield(1)	128		130		-2%
ADR	$116		$113		3%
Occupancy	73%		72%		1%
RevPAR	$85		$82		4%

(1)Statistics calculated from data provided by Smith Travel Research, Inc.®. Excludes hotels under renovation during the applicable periods.

Legal Proceedings and Related Matters

The term the “Apple REIT Companies” means the Company, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc., et al, putative class action lawsuit, which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Companies, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933. The consolidated complaint also asserts claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On April 18, 2012, the Company, and the other Apple REIT Companies, served a motion to dismiss the consolidated complaint in the In re Apple REITs Litigation. The Company and the other Apple REIT Companies accompanied their motion to dismiss the consolidated complaint with a memorandum of law in support of their motion to dismiss the consolidated complaint. The briefing period for any motion to dismiss was completed on July 13, 2012.

The Company believes that any claims against it, its officers and directors and other Apple entities are without merit, and intends to defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

On October 22, 2012, the Financial Industry Regulatory Authority (“FINRA”) issued an order against David Lerner Associates, Inc. (“DLA”) and David Lerner, individually, requiring DLA to pay approximately $12 million in restitution to certain investors in Units of Apple REIT Ten, Inc.  In addition, David Lerner, individually, was fined $250,000 and suspended for one year from the securities industry, followed by a two year suspension from acting as a principal.  The Company relies on DLA for the administration of its Units and does not believe this settlement will affect the administration of its Units.  The Company intends to continue to cooperate with regulatory or governmental inquiries.

Hotels Owned

As of December 31, 2012, the Company owned 51 hotels, with a total of 5,912 rooms.  The following table summarizes the location, brand, manager, date acquired, number of rooms and gross purchase price for each hotel.  All dollar amounts are in thousands.

City	State	Brand	Manager	Date Acquired	Rooms	Gross Purchase Price
Greensboro	NC	SpringHill Suites	Newport	11/9/2007	82	$8,000
Somerset	NJ	Courtyard	Newport	11/9/2007	162	16,000
Harrisonburg	VA	Courtyard	Newport	11/16/2007	125	23,219
Bowling Green	KY	Hampton Inn	Newport	12/6/2007	130	18,832
Chattanooga	TN	Homewood Suites	LBA	12/14/2007	76	8,600
Tulsa	OK	Hampton Inn & Suites	Western	12/28/2007	102	10,200
Port Wentworth	GA	Hampton Inn	Newport	1/2/2008	106	10,780
New York	NY	Renaissance	Marriott	1/4/2008	202	99,000
Marlborough	MA	Residence Inn	True North	1/15/2008	112	20,200

City	State	Brand	Manager	Date Acquired	Rooms	Gross Purchase Price
Annapolis	MD	Hilton Garden Inn	White	1/15/2008	126	$25,000
Matthews	NC	Hampton Inn	Newport	1/15/2008	92	11,300
Dunn	NC	Hampton Inn	McKibbon	1/24/2008	120	12,500
Tallahassee	FL	Hilton Garden Inn	LBA	1/25/2008	85	13,200
Rogers	AR	Fairfield Inn & Suites	Intermountain	2/29/2008	99	8,000
Rogers	AR	Residence Inn	Intermountain	2/29/2008	88	11,744
Westford	MA	Hampton Inn & Suites	True North	3/6/2008	110	15,250
Sacramento	CA	Hilton Garden Inn	Dimension	3/7/2008	154	27,630
Concord	NC	Hampton Inn	Newport	3/7/2008	101	9,200
Texarkana	TX	Courtyard	Intermountain	3/7/2008	90	12,924
Texarkana	TX	TownePlace Suites	Intermountain	3/7/2008	85	9,057
Springdale	AR	Residence Inn	Intermountain	3/14/2008	72	5,606
Sanford	FL	SpringHill Suites	LBA	3/14/2008	105	11,150
Overland Park	KS	SpringHill Suites	True North	3/17/2008	102	8,850
Cypress	CA	Courtyard	Dimension	4/30/2008	180	31,164
Overland Park	KS	Residence Inn	True North	4/30/2008	120	15,850
Westford	MA	Residence Inn	True North	4/30/2008	108	14,850
Kansas City	MO	Residence Inn	True North	4/30/2008	106	17,350
Fayetteville	NC	Residence Inn	Intermountain	5/9/2008	92	12,201
Burbank	CA	Residence Inn	Marriott	5/13/2008	166	50,500
Oceanside	CA	Residence Inn	Marriott	5/13/2008	125	28,750
Winston-Salem	NC	Courtyard	McKibbon	5/19/2008	122	13,500
Greenville	SC	Residence Inn	McKibbon	5/19/2008	78	8,700
Birmingham	AL	Homewood Suites	McKibbon	5/23/2008	95	16,500
Hilton Head	SC	Hilton Garden Inn	McKibbon	5/29/2008	104	13,500
Carolina Beach	NC	Courtyard	Crestline	6/5/2008	144	24,214
Charlottesville	VA	Courtyard	Crestline	6/5/2008	139	27,900
Virginia Beach	VA	Courtyard	Crestline	6/5/2008	141	27,100
Virginia Beach	VA	Courtyard	Crestline	6/5/2008	160	39,700
Wichita	KS	Courtyard	Intermountain	6/13/2008	90	8,874
Jacksonville	FL	Homewood Suites	McKibbon	6/17/2008	119	23,250
Tampa	FL	TownePlace Suites	McKibbon	6/17/2008	95	11,250
Tulare	CA	Hampton Inn & Suites	Inn Ventures	6/26/2008	86	10,331
San Jose	CA	Homewood Suites	Dimension	7/2/2008	140	21,862
Suffolk	VA	Courtyard	Crestline	7/2/2008	92	12,500
Suffolk	VA	TownePlace Suites	Crestline	7/2/2008	72	10,000
Tukwila	WA	Homewood Suites	Dimension	7/2/2008	106	15,707
Savannah	GA	Hilton Garden Inn	Newport	7/31/2008	105	12,500
Overland Park	KS	Fairfield Inn & Suites	True North	8/20/2008	110	12,050
Columbia	SC	Hilton Garden Inn	Newport	9/22/2008	143	21,200
Chesapeake	VA	Marriott	Crestline	10/21/2008	226	38,400
Wilmington	NC	Fairfield Inn & Suites	Crestline	12/11/2008	122	14,800
					5,912	$950,745

 Management and Franchise Agreements

Each of the Company’s 51 hotels are operated and managed, under separate management agreements, by affiliates of one of the following companies:  Newport Hospitality Group, Inc. (“Newport”), Larry Blumberg & Associates (“LBA”), Western International (“Western”), Marriott International, Inc. (“Marriott”), White Lodging Services Corporation (“White”), Dimension Development Company (“Dimension”), Inn Ventures, Inc. (“Inn Ventures”), True North Hotel Group, Inc. (“True North”), Intermountain Management, LLC (“Intermountain”), MHH Management, LLC (“McKibbon”) or Crestline Hotels & Resorts, Inc. (“Crestline”).  The agreements generally provide for initial terms ranging from one to thirty years.  Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees, and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services.  Base management fees are calculated as a percentage of gross revenues.  Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to the Company, as defined in the management agreements.  The Company has the option to terminate the management agreements if specified performance thresholds are not satisfied.  During the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $7.0 million, $6.8 million and $6.3 million in management fees.

Newport, LBA, Western, White, Dimension, Inn Ventures, True North, Intermountain, McKibbon and Crestline are not affiliated with either Marriott or Hilton, and as a result, the hotels they manage were required to obtain separate franchise agreements with each respective franchisor. The Hilton franchise agreements generally provide for initial terms of 10 to 20 years. Fees associated with the agreements generally include the payment of royalty fees and program fees. The Marriott franchise agreements provide for initial terms of 10 to 30 years.  Fees associated with the agreements include the payment of royalty fees, marketing fees, reservation fees and a communications support fee based on room revenues.   During the years ended December 31, 2012, 2011 and 2010 the Company incurred approximately $7.7 million, $7.4 million and $7.1 million in franchise fees.

Results of Operations for Years 2012 and 2011

As of December 31, 2012, the Company owned 51 hotels with 5,912 rooms.  The Company’s portfolio of hotels owned is unchanged since December 31, 2011.  Hotel performance is impacted by many factors including the economic conditions in the United States as well as each locality.  During the period from the second half of 2008 through 2010, the overall weakness in the U.S. economy had a considerable negative impact on both consumer and business travel.  However, economic conditions have shown evidence of improvement during the past two years.  As a result, the Company expects improvement in revenue and operating income in 2013 as compared to 2012.  The Company’s hotels in general have shown results consistent with its local markets and brand averages for the period of ownership.

The Company separately evaluates the performance of each of its hotel properties.  Due to the significance of the New York, New York hotel’s revenues, the Company has two reportable segments.

Revenues

The Company’s principal source of revenue is hotel revenue consisting of room and other related revenue.  For the year ended December 31, 2012, the Company had total revenue of $197.9 million.  Revenue for the New York hotel was $22.7 million or 11% of total revenue for the year.  For the year, the hotels achieved combined average occupancy of approximately 73%, ADR of $116 and RevPAR of $85.  The New York hotel had average occupancy of 88%, ADR of $288 and RevPAR of $253.  All other hotels combined had occupancy of 73%, ADR of $109 and RevPAR of $79.  RevPAR is calculated as ADR multiplied by the occupancy percentage.   ADR is calculated as room revenue divided by the number of rooms sold.

For the year ended December 31, 2011, the Company had total revenue of $190.7 million.  Revenue for the New York hotel was $21.6 million or 11% of total revenue for the year.  For the year, the hotels achieved combined average occupancy of approximately 72%, ADR of $113 and RevPAR of $82.  The New York hotel had average occupancy of 86%, ADR of $288 and RevPAR of $246.  All other hotels combined had occupancy of 72%, ADR of $106 and RevPAR of $76.

During 2012, the Company experienced a modest increase in demand as demonstrated by the improvement in average occupancy for its hotels, from 72% in 2011 to 73% in 2012.  In addition, also signifying a stabilizing economy, the Company experienced an increase in ADR of 3% for its hotels for 2012, as compared to 2011.  During 2012, the Company’s revenue growth and occupancy were impacted by approximately 13,300 rooms out of service for renovations, resulting in below industry average growth during this time period, and certain markets were impacted by additional supply or government spending reductions.  With continued demand and room rate improvement, the Company and industry are forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012.

Although impacted by increased supply in certain markets, the Company’s hotels continue to be leaders in their respective markets.  The Company’s average Market Yield for 2012 and 2011 was 128 and 130, respectively.  The Market Yield is a measure of each hotel’s RevPAR compared to the average in the market, with 100 being the average (the index excludes hotels under renovation) and is provided by Smith Travel Research, Inc.®, an independent company that tracks historical hotel performance in most markets throughout the world.  The Company will continue to pursue market opportunities to improve revenue.

Expenses

Hotel operating expenses consist of direct room expenses, hotel administrative expense, sales and marketing expense, utilities expense, repair and maintenance expense, franchise fees and management fees.  For the year ended December 31, 2012, hotel operating expenses of the Company’s hotels totaled $117.8 million or 60% of total revenue. The New York hotel had operating expenses of $13.4 million or 59% of its total revenue for the year.  For the year ended December 31, 2011, hotel operating expenses were $113.2 million or 59% of total revenue.  The New York hotel had operating expenses of $12.3 million or 57% of its total revenue for the year.  Overall hotel operational expenses for 2012 reflect the impact of modest increases in revenues and occupancy at most of the Company’s hotels, and the Company’s efforts to control costs.  The increase in hotel expenses at the New York hotel is primarily due to union contract increases for salaries and benefits and a scheduled hotel management contract fee increase.  The Company’s operating expenses were also impacted by several hotel renovations during 2012.   Certain operating costs such as management costs, certain utility costs and minimum supply and maintenance costs are relatively fixed in nature. The Company has been successful in reducing, relative to revenue increases, certain labor costs, hotel supply costs, maintenance costs and utility costs by continually monitoring and sharing utilization data across its hotels and management companies. Although operating expenses will increase as occupancy and revenue increase, the Company will continue to work with its management companies to reduce costs as a percentage of revenue where possible while maintaining quality and service levels at each property.

Taxes, insurance, and other expense for each of 2012 and 2011 totaled $10.0 million (5% of total revenues for 2012) and $9.4 million (5% of total revenues for 2011), of which approximately $1.3 million and $800,000 related to the New York hotel.  Overall, the Company’s real estate tax expense was higher in 2012, versus 2011, reflecting upward reassessments of some property values by localities resulting from the improved economy.  Insurance rates for 2012 increased over 2011 due to property and casualty carriers’ casualty losses world-wide in the past year.  With the improved economy, the Company anticipates continued increases in property tax assessments in 2013 and a moderate increase in insurance rates.  The Company’s New York property will also continue to experience increased costs in future periods, as real estate tax incentives in place at purchase will decline over time.

Land lease expense was $6.4 million for both 2012 and 2011.  This expense represents the expense incurred by the Company to lease land for five hotel properties.  Land lease expense for the years ended December 31, 2012 and 2011 for the New York hotel was $5.9 million.

General and administrative expense for 2012 and 2011 was $6.6 million and $5.3 million.  The principal components of general and administrative expense are advisory fees and reimbursable expenses, legal fees, accounting fees, the Company’s share of the loss in its investment in Apple Air Holding LLC, and reporting expenses.  During 2012 and 2011, the Company incurred approximately $1.6 million and $1.0 million, respectively in legal costs related to the legal matters discussed herein and continued costs related to responding to requests from the staff of the Securities and Exchange Commission (“SEC”).  The SEC staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company’s filings with the SEC beginning in 2008, as well as the Company’s review of certain transactions involving the Company and the other Apple REIT Companies.  The Company intends to continue to cooperate with the SEC staff, and it is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers.  The Company does not believe the issues raised by the SEC staff affect the material accuracy if the Company’s consolidated financial statements.  At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution.  As discussed below under Related Parties, the Company shares legal counsel with the other Apple REIT Companies.  Total costs for these legal matters for all of the Apple REIT Companies were approximately $7.3 million in 2012.  The Company anticipates it will continue to incur significant legal costs at least during the first half of 2013 related to these matters.  Also during the fourth quarter of 2011, the Company began to incur costs associated with its evaluation of a potential consolidation transaction with Apple REIT Six, Inc., Apple REIT Seven, Inc. and Apple REIT Nine, Inc. (the “other Apple REITs”).  Total costs incurred during 2012 and 2011 related to this evaluation were approximately $0.5 million and $0.1 million.  In May 2012, it was determined by the Board of Directors of the Company and the Boards of Directors of each of the other Apple REITs to not move forward with the potential consolidation transaction at that time.

Depreciation expense was $37.0 million for 2012 and $36.0 million for 2011.  This expense includes $6.6 million and $6.5 million for the New York hotel in 2012 and 2011.  Depreciation expense represents depreciation expense of the Company’s hotel buildings and related improvements, and associated furniture, fixtures and equipment, for the respective periods owned.  The increase reflects capital improvements made by the Company during 2012 and 2011.

In the third quarter of 2011, the Company recognized a net gain of $1.1 million from mortgage debt restructuring and extinguishment.  The net gain arose from the early extinguishment, at a discount to the principal amount outstanding, of a mortgage loan secured by one of the Company’s hotel properties.  Simultaneously with the debt extinguishment, two additional mortgage loans with the same loan servicer were returned to current status, with the Company agreeing to payment of applicable fees and reimbursement of the loan servicer’s expenses incurred in the transaction.

Interest expense, net for 2012 and 2011 totaled $14.7 million and $12.1 million and primarily represents interest expense incurred on mortgage loans and lines of credit outstanding during the respective periods.  The increase in 2012 is due to the increase in outstanding debt during the year and an increase in the Company’s average interest rate.  Interest expense, net was reduced by capitalized interest of approximately $0.4 million in 2012 related to renovations at six hotels.  Two mortgage loans and a term loan were repaid and extinguished in 2011.

Results of Operations for Years 2011 and 2010

Revenues

For the year ended December 31, 2011, the Company had total revenue of $190.7 million.  Revenue for the New York hotel was $21.6 million or 11% of total revenue for the year.  For the year, the hotels achieved combined average occupancy of approximately 72%, ADR of $113 and RevPAR of $82.  The New York hotel had average occupancy of 86%, ADR of $288 and RevPAR of $246.  All other hotels combined had occupancy of 72%, ADR of $106 and RevPAR of $76.  For the year ended December 31, 2010, the Company had total revenue of $182.6 million.  Revenue for the New York hotel was $19.6 million or 11% of total revenue for the year.  For the year, the hotels achieved combined average occupancy of approximately 70%, ADR of $112 and RevPAR of $79.  The New York hotel had average occupancy of 85%, ADR of $271 and RevPAR of $229.  All other hotels combined had occupancy of 70%, ADR of $105 and RevPAR of $74.

As reflected in the Company’s occupancy increase in 2011, the industry realized an overall increase in demand as compared to 2010.  The increase was a result of the U.S. economy stabilizing and exhibiting some growth over prior year levels, generating more business and leisure travelers.  While ADR for 2011 still trailed pre-recession levels, it improved over 2010 operating results.  As a result, the Company’s RevPAR increased 4% for 2011 as compared to 2010.

Expenses

For the year ended December 31, 2011, hotel operating expenses of the Company’s hotels totaled $113.2 million or 59% of total revenue. The New York hotel had direct expenses of $12.3 million or 57% of its total revenue for the year.  For the year ended December 31, 2010, hotel direct expenses were $109.0 million or 60% of total revenue.  The New York hotel had direct expenses of $11.1 million or 57% of its total revenue for the year.  Hotel operational expenses for 2011 reflect the impact of modest increases in revenues and occupancy at most of the Company’s hotels, and the Company’s efforts to control costs in a challenging and relatively flat to low-growth economic environment during 2011, versus the prior year. Certain operating costs such as management costs, certain utility costs and minimum supply and maintenance costs are relatively fixed in nature. The Company was successful in reducing relative to revenue increases in certain labor costs, hotel supply costs and utility costs by monitoring and sharing utilization data across its hotels and management companies.

Taxes, insurance, and other expense for each of 2011 and 2010 totaled $9.4 million (5% of total revenues for 2011) and $10.1 million (6% of total revenues for 2010) of which approximately $800,000 and $680,000 related to the New York hotel.  Tax expense in 2011 reflects successful real estate assessment appeals at certain locations.  New York hotel results in part reflect the scheduled decline in tax incentives in place at the purchase date of the hotel.

Land lease expense was $6.4 million for each of 2011 and 2010.  This expense represents the expense incurred by the Company to lease land for five hotel properties.  Land lease expense for the years ended December 31, 2011 and 2010 for the New York hotel was $5.9 million.

General and administrative expense for 2011 and 2010 was $5.3 million and $5.2 million.  The Company incurred approximately $1.1 million in legal costs in 2011, an increase over prior years due to the legal and related matters discussed herein and costs related to requests from the staff of the SEC as discussed above.  Also during the fourth quarter of 2011 the Company incurred costs of approximately $91,000 associated with the evaluation of a potential consolidation transaction with the other Apple REITs discussed above.

Depreciation expense was $36.0 million for 2011 and $35.0 million for 2010.  This expense includes $6.5 million and $6.4 million for the New York hotel in 2011 and 2010.  Depreciation expense represents depreciation expense of the Company’s hotel buildings and related improvements, and associated furniture, fixtures and equipment, for the respective periods owned.  The increase reflects capital improvements made by the Company during 2011 and 2010.

In the first quarter of 2010, the Company sold its equity securities in a publicly traded real estate investment trust, resulting in realized gains and other investment income of approximately $3.0 million.

Interest expense for 2011 and 2010 totaled $12.1 million and $9.2 million and primarily represents interest expense incurred on mortgage loans assumed on 15 hotel properties acquired during 2008, four mortgage loans originated on existing hotel properties during 2011, and expenses associated with the Company’s lines of credit and term loans outstanding during the respective periods.  The increase in 2011 is due to the increase in outstanding debt during the year and the increase in the Company’s average interest rate.  Interest expense is offset by capitalized interest of $0.1 million in 2010 in conjunction with renovations.  Two mortgage loans and a term loan were repaid and extinguished in 2011.

Related Party Transactions

The Company has, and is expected to continue to engage in, significant transactions with related parties.  These transactions cannot be construed to be arm’s length, and the results of the Company’s operations may be different if these transactions were conducted with non-related parties.  The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to the contracts, as well as any new significant related party transactions.  There were no changes to the contracts discussed in this section, and no new significant related party transactions during 2012.  The Board of Directors is not required to approve each individual transaction that falls under the related party relationships.  However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The Company has a contract with Apple Suites Realty Group, Inc. (“ASRG”) to acquire and dispose of real estate assets for the Company. A fee of 2% of the gross purchase price or gross sale price in addition to certain reimbursable expenses is paid to ASRG for these services.  As of December 31, 2012, payments to ASRG for services under the terms of this contract have totaled approximately $19.0 million since inception, which were capitalized as a part of the purchase price of the hotels.  No fees or expenses were incurred by the Company during 2012, 2011 and 2010 under this contract.

The Company is party to an advisory agreement with A8A, pursuant to which A8A provides management services to the Company.  A8A provides these management services through an affiliate called Apple Fund Management LLC (“AFM”), which is a wholly-owned subsidiary of Apple REIT Six, Inc.  An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses, are payable to A8A for these management services.  Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $1.0 million for each of the years ended December 31, 2012, 2011 and 2010.

In addition to the fees payable to A8A, the Company reimbursed A8A or paid directly to AFM on behalf of A8A approximately $1.8 million, $1.7 million and $1.8 million for the years ended December 31, 2012, 2011 and 2010.  The costs are included in general and administrative expenses and are for the Company’s proportionate share of the staffing and related costs provided by AFM at the direction of A8A.

AFM is an affiliate of Apple Six Advisors, Inc., Apple Seven Advisors, Inc., A8A, Apple Nine Advisors, Inc.(“A9A”), Apple Ten Advisors, Inc., ASRG and Apple Six Realty Group, Inc., (collectively the “Advisors” which are wholly owned by Glade M. Knight). As such, the Advisors provide management services through the use of AFM to, respectively, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc., Apple REIT Ten, Inc. and the Company (collectively the “Apple REIT Entities”).  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described more fully below allows the companies to share costs yet attract and retain superior executives and staff.  The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements.  Amounts reimbursed to AFM include both compensation for personnel and “overhead” (office rent, utilities, benefits, office supplies, etc.) used by the companies.  Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

The Advisors and Apple REIT Entities allocate all of the costs of AFM among the Apple REIT Entities and the Advisors. The allocation of costs from AFM is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each company’s level of business activity and the extent to which each company requires the services of particular personnel of AFM.  Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company.  As part of this arrangement, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities.  To efficiently manage cash disbursements, an individual Apple REIT Entity may make payments for any or all of the related companies.  The amounts due to or from the related Apple REIT Entity are reimbursed or collected and are not significant in amount.

On November 29, 2012, Apple REIT Six, Inc. entered into a merger agreement with a potential buyer that is not affiliated with the Apple REIT Entities or its Advisors (“the merger”).  To maintain the current cost sharing structure, on November 29, 2012, A9A entered into an assignment and transfer agreement with Apple REIT Six, Inc. for the transfer of Apple REIT Six, Inc.’s interest in AFM.  The assignment and transfer is expected to occur immediately after the closing of the merger.  As part of the assignment, A9A and the other Advisors agreed to indemnify the potential buyer for any liabilities related to AFM.  The assignment of AFM’s interest to A9A, if it occurs, will have no impact on the Company’s advisory agreement with A8A or the process of allocating costs from AFM to the Apple REIT Entities, excluding Apple REIT Six, Inc. as described above, which will increase the remaining Companies’ share of the allocated costs.

On November 29, 2012, in connection with the merger, Apple REIT Nine, Inc. entered into a transfer agreement with Apple REIT Six, Inc. for the potential acquisition of the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and the assignment of the Fort Worth, Texas office lease agreement which is expected to close immediately prior to the closing of the merger.  If the closing occurs, any costs associated with the Headquarters and office lease (i.e. office rent, utilities, office supplies, etc.) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple REIT Six, Inc. as described above.

ASRG and A8A are 100% owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company. Mr. Knight is also Chairman and Chief Executive Officer of Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc. Members of the Company’s Board of Directors are also on the boards of Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

Included in other assets, net on the Company’s consolidated balance sheet is a 24% equity investment in Apple Air Holding, LLC (“Apple Air”). The other members of Apple Air are Apple REIT Six, Inc., Apple REIT Seven, Inc. and Apple REIT Nine, Inc. Through its equity investment, the Company has access to Apple Air’s aircraft for asset management and renovation purposes.  The Company’s equity investment was $1.9 million and $2.1 million at December 31, 2012 and 2011.  The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly. For the years ended December 31, 2012, 2011 and 2010, the Company recorded a loss of approximately $0.2 million, $0.2 million and $0.8 million respectively, as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft and the reduction in basis of the aircraft in 2010 due to the planned trade in for one new airplane in 2011, and is included in general and administrative expense in the Company’s consolidated statements of operations.  Apple Air owned two aircraft during 2010, but reduced its ownership to one aircraft during the first quarter of 2011.

In 2010, Apple REIT Nine, Inc. purchased from the Company’s third party lender a note payable secured by the Columbia, South Carolina Hilton Garden Inn.  The purchase of the note by Apple REIT Nine, Inc. had no financial effect on the Company.  In December 2011, in accordance with the terms of the note, the note was extinguished by the Company through payment of all principal and interest due.

The Company has incurred legal fees associated with the Legal Proceedings discussed herein.  The Company also incurs other professional fees such as accounting, auditing and reporting.  These fees are included in general and administrative expense in the Company’s consolidated statements of operations.  To be cost effective, these services received by the Company are shared as applicable across the other Apple REIT Entities.  The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services.

In April 2011, the Company entered into a Loan Agreement (the “Loan Agreement”) with a commercial bank, which provided for a $20 million revolving credit facility with a maturity of April 2012.  During the first quarter of 2012, the credit facility was extinguished and the outstanding principal balance totaling $20 million, plus accrued interest, was paid in full.  The Loan Agreement was guaranteed by Glade M. Knight, the Company’s Chairman and Chief Executive Officer and was secured by assets of Mr. Knight.  Mr. Knight did not receive any consideration in exchange for providing this guaranty and security.  The independent directors of the Company’s Board of Directors approved Mr. Knight providing a guaranty under the Loan Agreement.

Series B Convertible Preferred Stock

The Company has issued 240,000 Series B convertible preferred shares to Glade M. Knight, Chairman and Chief Executive Officer of the Company, in exchange for the payment by him of $0.10 per Series B convertible preferred share, or an aggregate of $24,000. The Series B convertible preferred shares are convertible into common shares pursuant to the formula and on the terms and conditions set forth below.

There are no dividends payable on the Series B convertible preferred shares. Holders of more than two-thirds of the Series B convertible preferred shares must approve any proposed amendment to the articles of incorporation that would adversely affect the Series B convertible preferred shares.

Upon the Company’s liquidation, the holder of the Series B convertible preferred shares is entitled to a priority liquidation payment before any distribution of liquidation proceeds to the holders of the common shares. However, the priority liquidation payment of the holder of the Series B convertible preferred shares is junior to the holders of the Series A preferred shares’ distribution rights. The holder of a Series B convertible preferred share is entitled to a liquidation payment of $11.00 per number of common shares each Series B convertible preferred share would be convertible into according to the formula described below. In the event that the liquidation of the Company’s assets results in proceeds that exceed the distribution rights of the Series A preferred shares and the Series B convertible preferred shares, the remaining proceeds will be distributed between the common shares and the Series B convertible preferred shares, on an as converted basis.

Each holder of outstanding Series B convertible preferred shares shall have the right to convert any of such shares into common shares of the Company upon and for 180 days following the occurrence of any of the following events:

(1) substantially all of the Company’s assets, stock or business is sold or transferred through exchange, merger, consolidation, lease, share exchange, sale or otherwise, other than a sale of assets in liquidation, dissolution or winding up of the Company;

(2) the termination or expiration without renewal of the advisory agreement with A8A, or if the Company ceases to use ASRG to provide property acquisition and disposition services; or

(3) the Company’s common shares are listed on any securities exchange or quotation system or in any established market.

Upon the occurrence of any conversion event, each Series B convertible preferred share may be converted into 24.17104 common shares.  In the event the Company raises additional gross proceeds in a subsequent  public offering, each Series B convertible preferred share may be converted into an additional number of common shares based on the additional gross proceeds raised through the date of conversion in a subsequent public offering according to the following formula: (X/50 million) x 1.20568, where X is the additional gross proceeds rounded down to the nearest $50 million.

No additional consideration is due upon the conversion of the Series B convertible preferred shares. The conversion into common shares of the Series B convertible preferred shares will result in dilution of the shareholders’ interests and the termination of the Series A preferred shares.

Expense related to the issuance of 240,000 Series B convertible preferred shares to Mr. Knight will be recognized at such time when the number of common shares to be issued for conversion of the Series B convertible preferred shares can be reasonably estimated and the event triggering the conversion of the Series B convertible preferred shares to common shares occurs. The expense will be measured as the difference between the fair value of the common stock for which the Series B shares can be converted and the amounts paid for the Series B convertible preferred shares.  If a conversion event had occurred at December 31, 2012, expense would have ranged from $0 to in excess of $63 million (assumes $11 per common share fair market value) which represents approximately 5.8 million shares of common stock.

Liquidity and Capital Resources

Contractual Commitments

The following is a summary of the Company’s significant commercial commitments as of December 31, 2012:

		Amount of Commitments Expiring per Period
Commercial Commitments (000's)	Total	Less than 1 year	2-3 Years	4-5 Years	Over 5 Years
Debt (including interest of $48.4 million)	$312,950	$62,469	$97,569	$132,898	$20,014
Ground leases	228,939	4,146	8,689	9,197	206,907
	$541,889	$66,615	$106,258	$142,095	$226,921

Capital Resources

The Company has a $60 million unsecured line of credit facility with a commercial bank that is utilized for working capital, hotel renovations, and other general corporate funding purposes, including the payment of redemptions and distributions.  The facility was originated in March 2012 and the scheduled maturity of the facility is March 2013; however, the Company has the right and intends, upon satisfaction of certain conditions including covenant compliance and payment of an extension fee, to extend the maturity date to March 2014.  Interest is payable monthly on the outstanding balance and the interest rate is equal to LIBOR (London Interbank Offered Rate for a one-month term) plus 3.0%, or the prime interest rate plus 2.0%, at the Company’s option.  The Company is also required to pay a fee of 0.35% on the average unused balance of the credit facility.  With the availability of this line of credit, the Company maintains little cash on hand, accessing the line as necessary.  Cash on hand was approximately $0.1 million at December 31, 2012.

At closing in March 2012, the Company borrowed approximately $48 million under the credit facility to pay all outstanding balances and extinguish its previously existing $75 million and $20 million credit facilities, and pay transaction costs.  At December 31, 2012, the outstanding balance under the credit facility was $45.3 million, and had an interest rate of approximately 3.21%.  Loan origination costs totaling approximately $0.4 million are being amortized as interest expense through the March 2013 maturity date.  The credit facility contains the following quarterly financial covenants (capitalized terms are defined in the loan agreement):

·	Tangible Net Worth must exceed $275 million;

·	Total Debt to Asset Value must not exceed 50%;

·
Distributions, net of proceeds from the Company’s Dividend Reinvestment Program, cannot exceed $17 million during any calendar quarter in 2012 (and must not exceed $68 million in any cumulative 12 month period thereafter), and quarterly Distributions cannot exceed $0.1375 per share, unless such Distributions are less than total Funds From Operations for the quarter;

·	Loan balance must not exceed 45% of the Unencumbered Asset Value;

·	Ratio of Net Operating Income, for the Company’s unencumbered properties compared to an Implied Debt Service for the properties must exceed two; and

·	Ratio of net income before depreciation and interest expense to total Fixed Charges, on a cumulative 12 month basis, must exceed two.

The Company was in compliance with each of these covenants at December 31, 2012.

In September 2012, the Company entered into two secured mortgage loan agreements with a commercial lender.  A mortgage loan for $9.7 million is secured by the Company’s Tukwila, Washington Homewood Suites; a separate mortgage loan for $9.0 million is secured by the Company’s Somerset, New Jersey Courtyard.  Combined scheduled payments of interest and principal of $106 thousand are due monthly for each loan, and each loan will amortize on a 25 year term with a balloon payment due at maturity in October 2022.  Each mortgage loan has an applicable fixed interest rate of approximately 4.73%.  At closing, the Company used proceeds from each loan to reduce the outstanding balance on its credit facility, and to pay transaction costs.   Combined total loan origination costs of approximately $0.2 million are being amortized as interest expense through the October 2022 maturity date of each loan.

In January 2012, the Company entered into a secured mortgage loan agreement with a commercial bank for $40 million.  The loan is jointly secured by the Company’s Burbank, California Residence Inn and Oceanside, California Residence Inn.  Interest is payable monthly on the outstanding balance of the loan at a variable interest rate of one-month LIBOR plus 4.25%.  The loan matures in January 2015 with an option for the Company to extend the maturity for one year.  Interest only is payable for the first year of the loan, with monthly principal payments of $65,000 required beginning in February 2013.  Loan origination costs totaling approximately $0.5 million are being amortized as interest expense through the January 2015 maturity date.

To effectively fix the interest rate on the $40 million variable rate mortgage loan and reduce the Company’s exposure to interest rate risk, simultaneous with the closing of the loan the Company entered into an interest rate swap agreement with the same commercial bank.  Under terms of the interest rate swap agreement, the Company pays a monthly fixed interest rate of 1.0% and receives a floating rate of interest equal to the one-month LIBOR, effectively fixing the interest rate of the $40 million loan at 5.25%.  The notional amount of $40 million for the interest rate swap amortizes in tandem with the amortization of the loan and matures with the loan agreement in January 2015.  At closing on the loan and swap agreements in January 2012, the Company used the proceeds to reduce the outstanding balance on its prior credit facility and to pay transaction costs.

Capital Uses

The Company’s principal sources of liquidity are the operating cash flow generated from the Company’s properties and its $60 million revolving credit facility.  The Company anticipates that cash flow from operations, the Company’s existing revolving line of credit facility, and access to commercial secured and unsecured credit markets will be adequate to meet its anticipated liquidity requirements, including debt service, capital improvements, required distributions to shareholders (the Company is not required to make distributions at its current rate for REIT purposes), and planned Unit redemptions.  Although reduced in July 2011, the Company’s objective in setting a distribution rate is to project a rate that will provide consistency over the life of the Company, taking into account acquisitions, capital improvements, ramp-up of new properties and varying economic cycles.  With the depressed financial results of the Company and the lodging industry as compared to pre-recession levels, the Company has and will attempt if necessary to utilize additional financing to achieve this objective.  Although the Company has relatively low levels of debt, there can be no assurances it will be successful with this strategy and may need to reduce its distributions further to required levels.  If the Company were unable to extend maturing debt or enter into new borrowing agreements, or if it were to default on its debt, it may be unable to make distributions.

To maintain its REIT status the Company is required to distribute at least 90% of its ordinary income.  Distributions in 2012 totaled $51.2 million and were paid at a monthly rate of $0.045833 per common share.  For the same period the Company’s cash generated from operations was approximately $46.1 million. This shortfall includes a return of capital and was funded primarily by additional borrowings by the Company.  The Company intends to continue paying distributions on a monthly basis.  Since there can be no assurance of the ability of the Company’s properties to provide income at this level, there can be no assurance as to the classification or duration of distributions at the current monthly rate of $0.045833 per month.  In June 2011, the Board of Directors approved a reduction in the Company’s annual distribution rate from $0.77 to $0.55 per common share; the reduction of the distribution was effective beginning with the July 2011 distribution.  The Board of Directors monitors the Company’s distribution rate relative to the performance of the hotels on an ongoing basis and may make adjustments to the distribution rate as determined to be prudent in relation to other cash requirements of the Company.

In October 2008, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year.  Shareholders may request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned less than three years or 100% of the price per Unit if the Units have been owned more than three years. The maximum number of Units that may be redeemed in any 12-month period is five percent of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption. The Company reserves the right to change the purchase price for redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program. Since the inception of the program through December 31, 2012, the Company has redeemed approximately 7.4 million Units in the amount of $79.3 million under the program, including 1.7 million Units in the amount of $18.3 million in 2012 and 2.9 million Units in the amount of $32.1 million redeemed in 2011.  As contemplated by the program, beginning with the January 2011 redemption, the Company redeemed Units on a pro-rata basis.  Prior to 2011, the Company redeemed 100% of redemption requests.  The following is a summary of Unit redemptions during 2011 and 2012:

Redemption Date	Requested Unit Redemptions	Units Redeemed	Redemption Requests not Redeemed
January 2011	1,168,279	732,647	435,632
April 2011	1,529,096	729,016	800,080
July 2011	8,255,381	736,960	7,518,421
October 2011	17,938,386	727,604	17,210,782
January 2012	18,910,430	454,405	18,456,025
April 2012	18,397,381	454,638	17,942,743
July 2012	18,607,044	362,553	18,244,491
October 2012	19,112,925	391,142	18,721,783

As noted in the table above, beginning with the January 2011 redemption, the total redemption requests exceeded the authorized amount of redemptions and, as a result, the Board of Directors has and will continue to limit the amount of redemptions as it deems prudent.  Currently, the Company plans to redeem under its Unit Redemption Program approximately 1% of weighted average Units in 2013.

In the second quarter of 2008, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting distributions to purchase additional Units of the Company. The uses of the proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels. The Company has registered 10 million Units for potential issuance under the plan. Since inception through December 31, 2012, approximately 9.1 million Units were issued under the plan representing approximately $99.9 million, including 1.0 million Units for $11.0 million in 2012 and 1.8 million Units for $20.0 million in 2011.

The Company has on-going capital commitments to fund its capital improvements. The Company is required, under all of the hotel management agreements, and under certain loan agreements, to make available, for the repair, replacement, refurbishing of furniture, fixtures, and equipment, a percentage of gross revenues provided that such amount may be used for the Company’s capital expenditures with respect to the hotels.   As of December 31, 2012, the Company held $12.7 million in restricted cash escrow accounts reserved for capital expenditures.  Total capital expenditures in 2012 were $11.6 million, and were $5.3 million in 2011.  Due to a post-recessionary low-growth economic environment during 2011 and 2010, the Company invested a lower than normal amount in capital expenditures in 2011 and 2010.  The Company anticipates 2013 capital improvements to be in the range of $15 to $18 million.  The Company does not currently have any existing or planned projects for development.

 Impact of Inflation

Operators of hotels, in general, possess the ability to adjust room rates daily to reflect the effects of inflation. Competitive pressures may, however, limit the operators’ ability to raise room rates. Currently the Company is not experiencing any material impact from inflation.

Business Interruption

Being in the real estate industry, the Company is exposed to natural disasters on both a local and national scale.  Although management believes there is adequate insurance to cover this exposure, there can be no assurance that such events will not have a material adverse effect on the Company’s financial position or results of operations.

Seasonality

The hotel industry historically has been seasonal in nature.  Seasonal variations in occupancy at the Company’s hotels may cause quarterly fluctuations in its revenues.  Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters.  To the extent that cash flow from operations is insufficient during any quarter, due to temporary or seasonal fluctuations in revenue, the Company expects to utilize cash on hand or, if necessary, any available other financing sources to make distributions.

Critical Accounting Policies

The following contains a discussion of what the Company believes to be critical accounting policies. These items should be read to gain a further understanding of the principles used to prepare the Company’s financial statements. These principles include application of judgment; therefore, changes in judgments may have a significant impact on the Company’s reported results of operations and financial condition.

Capitalization Policy

The Company considers expenditures to be capital in nature based on the following criteria: (1) for a single asset, the cost must be at least $500, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; (2) for group purchases of 10 or more identical assets, the unit cost for each asset must be at least $50, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; (3) for major repairs to a single asset, the repair must be at least $2,500 and the useful life of the asset must be substantially extended.

Impairment Losses Policy

The Company records impairment losses on hotel properties used in operations if indicators of impairment are present, and the sum of the undiscounted cash flows estimated to be generated by the respective properties over their estimated remaining useful life, based on historical and industry data, is less than the properties’ carrying amount.  Indicators of impairment include a property with current or potential losses from operations, when it becomes more likely than not that a property will be sold before the end of its previously estimated useful life or when events, trends, contingencies or changes in circumstances indicate that a triggering event has occurred and an asset’s carrying value may not be recoverable.  The Company monitors its properties on an ongoing basis by analytically reviewing financial performance and considers each property individually for purposes of reviewing for indicators of impairment.  As many indicators of impairment are subjective, such as general economic and market declines, the Company also prepares an annual recoverability analysis for each of its properties to assist with its evaluation of impairment indicators.  The analysis compares each property’s net book value to each property’s estimated operating income using current operating results for each stabilized property and projected stabilized operating results based on the property’s market for properties that were recently renovated or experienced other short-term business disruption.  Since the Company’s planned initial hold period for each property is 39 years, the Company’s ongoing analysis and annual recoverability analysis have not identified any impairment losses and no impairment losses have been recorded to date.  If events or circumstances change such as the Company’s intended hold period for a property or if the operating performance of a property declines substantially for an extended period of time, the Company’s carrying value for a particular property may not be recoverable and an impairment loss will be recorded.  Impairment losses are measured as the difference between the asset’s fair value and its carrying value.

Subsequent Events

In January 2013, the Company declared and paid approximately $4.3 million, or $0.045833 per outstanding common share, in distributions to its common shareholders, of which approximately $0.8 million or 75,000 Units were issued under the Company’s Dividend Reinvestment Plan.

In January 2013, under the guidelines of the Company’s Unit Redemption Program, the Company redeemed approximately 435,000 Units in the amount of $4.8 million.  As contemplated in the Program, the Company redeemed Units on a pro-rata basis, whereby a percentage of each requested redemption was fulfilled at the discretion of the Company’s Board of Directors.  This redemption was approximately 2% of the total 19.5 million requested Units to be redeemed, with approximately 19.1 million requested Units not redeemed.

In February 2013, the Company declared and paid approximately $4.2 million, or $0.045833 per outstanding common share, in distributions to its common shareholders, of which approximately $0.8 million or 73,000 Units were issued under the Company’s Dividend Reinvestment Plan.

The Company’s Board of Directors approved a reduction in the Company’s projected distribution rate from an annual rate of $0.55 per common share to $0.4675 per common share.  The change is effective with the distribution planned for April 2013.  The distribution will continue to be paid monthly.

Item 7A.            Quantitative and Qualitative Disclosure About Market Risk

With the exception of two interest rate swap transactions, the Company has not engaged in transactions in derivative financial instruments or derivative commodity instruments.  The Company entered into interest rate swap agreements with a notional amount at December 31, 2012 of approximately $46.7 million, and based on the London InterBank Offered Rate (“LIBOR”), to increase stability and manage interest rate fluctuations related to interest expense on two variable rate mortgage loans.  Neither swap is designated as a hedge, therefore the changes in the fair market values of each swap transaction are recorded in earnings.  The Company recognized a net loss of approximately $36 thousand in 2012 from the combined change in fair value of the two derivative instruments, which is recorded in Interest expense in the Company’s Consolidated Statements of Operations.

As of December 31, 2012, the Company’s financial instruments were not exposed to significant market risk due to foreign currency exchange risk, commodity price risk or equity price risk.  The Company will be exposed to interest rate risk due to possible changes in short term interest rates as it invests its cash or borrows on its credit facility and due to its variable interest rate term loans.  The Company had an outstanding balance of $45.3 million on its $60.0 million credit facility at December 31, 2012, and to the extent it utilizes the credit facility, the Company will be exposed to changes in short-term interest rates.  Additionally, the outstanding balance of the Company’s variable rate term mortgage loans was $46.7 million at December 31, 2012.  Based on these outstanding balances at December 31, 2012, every 100 basis points change in interest rates can potentially impact the Company’s annual net income by approximately $0.9 million, with all other factors remaining the same.  The Company’s cash balance at December 31, 2012 was approximately $0.1 million.

In addition to its variable rate debt discussed above, the Company has assumed fixed interest rate notes payable to lenders under permanent financing arrangements.  The following table summarizes the annual maturities and average interest rates of the Company’s notes payable and lines of credit outstanding at December 31, 2012.  All dollar amounts are in thousands.

	2013	2014	2015	2016	2017	Thereafter	Total	Market Value
Total debt:
Maturities	$49,533	$4,568	$70,786	$69,660	$53,522	$16,481	$264,550	$275,363
Average interest rate	5.4%	5.5%	5.7%	5.8%	5.5%	4.7%

Variable rate debt:
Maturities	$46,164	$938	$44,902	$-	$-	$-	$92,004	$92,795
Average interest rate	4.2%	4.4%	4.4%	-	-	-

Fixed rate debt:
Maturities	$3,369	$3,630	$25,884	$69,660	$53,522	$16,481	$172,546	$182,568
Average interest rate	5.8%	5.8%	5.8%	5.8%	5.5%	4.7%

Item 8.               Financial Statements and Supplementary Data

Report of Management
on Internal Control Over Financial Reporting

March 7, 2013
To the Shareholders
Apple REIT Eight, Inc.

Management of Apple REIT Eight, Inc. (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting and for the assessment of the effectiveness of internal control over financial reporting. As defined by the Securities and Exchange Commission, internal control over financial reporting is a process designed by, or under the supervision of the Company’s principal executive and principal financial officers and effected by the Company’s Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the consolidated financial statements in accordance with U.S. generally accepted accounting principles.

The Company’s internal control over financial reporting is supported by written policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the Company’s transactions and dispositions of the Company’s assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of the consolidated financial statements in accordance with generally accepted accounting principles, and the receipts and expenditures of the Company are being made only in accordance with authorizations of the Company’s management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In connection with the preparation of the Company’s annual consolidated financial statements, management has undertaken an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO Framework). Management’s assessment included an evaluation of the design of the Company’s internal control over financial reporting and testing of the operational effectiveness of those controls.

Based on this assessment, management has concluded that as of December 31, 2012, the Company’s internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

Ernst & Young LLP, the independent registered public accounting firm that audited the Company’s consolidated financial statements included in this report, has issued an attestation report on the Company’s internal control over financial reporting, a copy of which appears on the next page of this annual report.

/s/ GLADE M. KNIGHT	/s/ BRYAN PEERY
Glade M. Knight	Bryan Peery
Chairman and Chief Executive Officer	Chief Financial Officer (Principal Accounting Officer)

Report of Independent Registered Public Accounting Firm on Internal Control over Financial Reporting

The Board of Directors and Shareholders of
Apple REIT Eight, Inc.

We have audited Apple REIT Eight, Inc.’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). Apple REIT Eight, Inc.’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Report of Management on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Apple REIT Eight, Inc. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2012, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the 2012 consolidated financial statements of Apple REIT Eight, Inc. and our report dated March 7, 2013 expressed an unqualified opinion thereon.

/s/ ERNST & YOUNG LLP
Richmond, Virginia
March 7, 2013

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Apple REIT Eight, Inc.

We have audited the accompanying consolidated balance sheets of Apple REIT Eight, Inc. as of December 31, 2012 and 2011, and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2012. Our audits also included the financial statement schedule listed in the Index at Item 15(2). These financial statements and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Apple REIT Eight, Inc. at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Apple REIT Eight, Inc.’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 7, 2013 expressed an unqualified opinion thereon.

/s/ ERNST & YOUNG LLP
Richmond, Virginia
March 7, 2013

APPLE REIT EIGHT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	As of December 31,
	2012	2011
Assets
Investment in real estate, net of accumulated depreciation of $163,209 and $126,248, respectively	$889,222	$914,594
Cash and cash equivalents	68	0
Restricted cash-furniture, fixtures and other escrows	14,420	11,822
Due from third party managers, net	4,391	4,449
Other assets, net	4,763	4,844
Total Assets	$912,864	$935,709

Liabilities
Credit facilities	$45,300	$73,213
Mortgage debt	218,719	163,044
Accounts payable and accrued expenses	20,796	17,726
Intangible liabilities, net	8,874	9,738
Total Liabilities	293,689	263,721

Shareholders' Equity
Preferred stock, authorized 15,000,000 shares; none issued and outstanding	0	0
Series A preferred stock, no par value, authorized 200,000,000 shares; issued and outstanding 92,840,914 and 93,506,042 shares, respectively	0	0
Series B convertible preferred stock, no par value, authorized 240,000 shares; issued and outstanding 240,000 shares	24	24
Common stock, no par value, authorized 200,000,000 shares; issued and outstanding 92,840,914 and 93,506,042 shares, respectively	919,605	926,759
Distributions greater than net income	(300,454)	(254,795)
Total Shareholders' Equity	619,175	671,988
Total Liabilities and Shareholders' Equity	$912,864	$935,709

See notes to consolidated financial statements.

APPLE REIT EIGHT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Years Ended December 31,
	2012	2011	2010
Revenues:
Room revenue	$183,913	$177,009	$169,944
Other revenue	14,015	13,695	12,678
Total revenue	197,928	190,704	182,622

Expenses:
Operating expense	53,115	49,751	48,064
Hotel administrative expense	16,314	16,293	15,774
Sales and marketing	15,449	14,889	14,109
Utilities	8,280	8,367	8,078
Repair and maintenance	9,910	9,725	9,591
Franchise fees	7,723	7,414	7,108
Management fees	7,024	6,764	6,263
Taxes, insurance and other	10,014	9,369	10,089
Land lease expense	6,400	6,391	6,386
General and administrative	6,576	5,302	5,216
Depreciation expense	36,961	35,987	34,979
Total expenses	177,766	170,252	165,657

Operating income	20,162	20,452	16,965

Net gain from mortgage debt restructuring and extinguishment	0	1,093	0
Investment income, net	19	23	3,076
Interest expense	(14,666)	(12,104)	(9,166)

Net income	$5,515	$9,464	$10,875

Basic and diluted net income per common share	$0.06	$0.10	$0.12

Weighted average common shares outstanding - basic and diluted	93,046	93,998	94,170

See notes to consolidated financial statements.

APPLE REIT EIGHT, INC.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(in thousands, except per share data)

			Series B Convertible
	Common Stock		Preferred Stock		Distributions
	Number of Shares	Amount	Number of Shares	Amount	Greater than Net Income	Total

Balance at December 31, 2009	93,643	$927,269	240	$24	$(138,194)	$789,099
Net proceeds from the sale of common shares	2,372	26,207	0	0	0	26,207
Common shares redeemed	(1,400)	(14,743)	0	0	0	(14,743)
Realized gain on sale of equity securities	0	0	0	0	(2,404)	(2,404)
Net income	0	0	0	0	10,875	10,875
Cash distributions declared to shareholders ($0.77 per share)	0	0	0	0	(72,465)	(72,465)
Balance at December 31, 2010	94,615	938,733	240	24	(202,188)	736,569

Net proceeds from the sale of common shares	1,817	20,100	0	0	0	20,100
Common shares redeemed	(2,926)	(32,074)	0	0	0	(32,074)
Net income	0	0	0	0	9,464	9,464
Cash distributions declared to shareholders ($0.66 per share)	0	0	0	0	(62,071)	(62,071)
Balance at December 31, 2011	93,506	926,759	240	24	(254,795)	671,988

Net proceeds from the sale of common shares	998	11,119	0	0	0	11,119
Common shares redeemed	(1,663)	(18,273)	0	0	0	(18,273)
Net income	0	0	0	0	5,515	5,515
Cash distributions declared to shareholders ($0.55 per share)	0	0	0	0	(51,174)	(51,174)
Balance at December 31, 2012	92,841	$919,605	240	$24	$(300,454)	$619,175

See notes to consolidated financial statements.

APPLE REIT EIGHT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended December 31,
	2012	2011	2010
Cash flows from operating activities:
Net income	$5,515	$9,464	$10,875
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	36,961	35,987	34,979
Amortization of deferred financing costs, fair value adjustments and other non-cash expenses, net	510	(119)	505
Non-cash portion of net gain on extinguishment of mortgage debt	0	(1,482)	0
Net realized gain on sale of investments	0	0	(3,011)
Changes in operating assets and liabilities:
Decrease (increase) in due from third party managers	58	(418)	(112)
Decrease (increase) in other assets	191	(749)	(325)
Increase in accounts payable and accrued expenses	2,903	2,713	1,338
Net cash provided by operating activities	46,138	45,396	44,249

Cash flows from investing activities:
Capital improvements	(11,939)	(5,227)	(6,443)
Net (increase) decrease in cash restricted for property improvements	(2,556)	(2,671)	3,578
Proceeds from sale of equity securities - available for sale	0	0	3,804
Investment in other assets	0	0	(228)
Net cash provided by (used in) investing activities	(14,495)	(7,898)	711

Cash flows from financing activities:
Net proceeds related to issuance of Units	10,974	19,985	26,088
Redemptions of Units	(18,273)	(32,074)	(14,743)
Distributions paid to common shareholders	(51,174)	(62,071)	(72,465)
Net proceeds from (payments on) extinguished credit facilities	(73,213)	21,320	(6,454)
Net proceeds from existing credit facility	45,300	0	0
Proceeds from mortgage debt	58,700	60,000	39,000
Payments of mortgage debt	(2,717)	(43,519)	(15,942)
Deferred financing costs	(1,172)	(1,139)	(444)
Net cash used in financing activities	(31,575)	(37,498)	(44,960)

Net change in cash and cash equivalents	68	0	0
Cash and cash equivalents, beginning of period	0	0	0
Cash and cash equivalents, end of period	$68	$0	$0

Supplemental information:
Interest paid	$13,525	$11,601	$8,985

See notes to consolidated financial statements.

Notes to Consolidated Financial Statements

Note 1

Organization and Summary of Significant Accounting Policies

Organization

Apple REIT Eight, Inc., together with its wholly owned subsidiaries (the “Company”) is a Virginia corporation formed to invest in income-producing real estate in the United States. Initial capitalization occurred on January 22, 2007 and operations began on November 9, 2007 when the Company acquired its first hotels. The Company has no foreign operations or assets and as of December 31, 2012, its operations include two segments.  The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated.  As of December 31, 2012, the Company owned 51 hotels located in 19 states with an aggregate of 5,912 rooms.

The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. The REIT Modernization Act, effective January 1, 2001, permits real estate investment trusts to establish taxable businesses to conduct certain previously disallowed business activities. The Company has wholly-owned taxable REIT subsidiaries (collectively, the “Lessee”), which lease all of the Company’s hotels.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less. The fair market value of cash and cash equivalents approximates their carrying value.  The balances held may at times exceed federal depository insurance limits.

Restricted cash

Restricted cash includes reserves for debt service, real estate taxes, and insurance, as well as excess cash flow deposits and reserves for furniture, fixtures, and equipment replacements of up to 5% of property revenue for certain hotels, as required by certain management or mortgage debt agreement restrictions and provisions.

Investment in Real Estate and Related Depreciation

Real estate is stated at cost, net of depreciation.  Repair and maintenance costs are expensed as incurred while significant improvements, renovations, and replacements are capitalized. Depreciation is computed using the straight-line method over average estimated useful lives of the assets, which are 39 years for buildings, 16 years for franchise fees, ten years for major improvements, and three to seven years for furniture and equipment.

The Company considers expenditures to be capital in nature based on the following criteria: (1) for a single asset, the cost must be at least $500, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; (2) for group purchases of 10 or more identical assets, the unit cost for each asset must be at least $50, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; (3) for major repairs to a single asset, the repair must be at least $2,500 and the useful life of the asset must be substantially extended.

The Company records impairment losses on hotel properties used in operations if indicators of impairment are present, and the sum of the undiscounted cash flows estimated to be generated by the respective properties over their estimated remaining useful life, based on historical and industry data, is less than the properties’ carrying amount.  Indicators of impairment include a property with current or potential losses from operations, when it becomes more likely than not that a property will be sold before the end of its previously estimated useful life or when events, trends, contingencies or changes in circumstances indicate that a triggering event has occurred and an asset’s carrying value may not be recoverable.  The Company monitors its properties on an ongoing basis by analytically reviewing financial performance and considers each property individually for purposes of reviewing for indicators of impairment.  As many indicators of impairment are subjective, such as general economic and market declines, the Company also prepares an annual recoverability analysis for each of its properties to assist with its evaluation of impairment indicators.  The analysis compares each property’s net book value to each property’s estimated operating income using current operating results for each stabilized property and projected stabilized operating results based on the property’s market for properties that were recently renovated or experienced other short-term business disruption.  Since the Company’s planned initial hold period for each property is 39 years, the Company’s ongoing analysis and annual recoverability analysis have not identified any impairment losses and no impairment losses have been recorded to date.

If events or circumstances change such as the Company’s intended hold period for a property or if the operating performance of a property declines substantially for an extended period of time, the Company’s carrying value for a particular property may not be recoverable and an impairment loss will be recorded.  Impairment losses are measured as the difference between the asset’s fair value and its carrying value.

During 2010 the Company held equity securities classified as available-for-sale, in accordance with the applicable accounting standards for certain investments in debt and equity securities.  The Company sold these equity securities in 2010, resulting in a realized gain of $3.0 million which is recorded in Investment income, net in the Company’s consolidated statement of operations.

Revenue Recognition

Hotel revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or utilizes the hotel’s services.

Comprehensive Income

The Company recorded no comprehensive income other than net income for the periods reported.

Earnings Per Common Share

Basic earnings per common share is computed based upon the weighted average number of shares outstanding during the year. Diluted earnings per share is calculated after giving effect to all potential common shares that were dilutive and outstanding for the year. There were no potential common shares with a dilutive effect for the years ended December 31, 2012, 2011 and 2010. As a result, basic and dilutive outstanding shares were the same. Series B convertible preferred shares are not included in earnings per common share calculations until such time the Series B convertible preferred shares are eligible to be converted to common shares.

Federal Income Taxes

The Company is operated as, and has elected to be taxed as, a REIT under Sections 856 to 860 of the Internal Revenue Code. Earnings and profits, which will determine the taxability of distributions to shareholders, will differ from income reported for financial reporting purposes primarily due to the differences for federal income tax purposes in the estimated useful lives used to compute depreciation.  Total distributions in 2012 of $0.55 per share for tax purposes were 28% ordinary income and 72% return of capital.  The characterization of 2011 distributions of $0.66 per share for tax purposes was 50% ordinary income and 50% return of capital. The characterization of 2010 distributions of $0.77 per share for tax purposes was 42% ordinary income and 58% return of capital.

The Lessee, as a taxable REIT subsidiary of the Company, is subject to federal and state income taxes. The taxable REIT subsidiary incurred a loss for the years ended December 31, 2012, 2011 and 2010, and therefore did not have any federal tax expense. No operating loss benefit has been recorded in the consolidated balance sheet since realization is uncertain due to the history of operating losses. Total net operating loss carry forward for federal income tax purposes was approximately $50.3 million as of December 31, 2012. The net operating loss carry forward will expire beginning in 2027.  There are no material differences between the book and tax cost basis of the Company’s assets.  As of December 31, 2012, the tax years that remain subject to examination by major tax jurisdictions generally include 2009 to 2012.

Sales and Marketing Costs

Sales and marketing costs are expensed when incurred. These costs represent the expense for franchise advertising and reservation systems under the terms of the hotel management and franchise agreements and general and administrative expenses that are directly attributable to advertising and promotion.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Note 2

Investment in Real Estate

The Company’s investment in real estate consisted of the following (in thousands):

	December 31, 2012	December 31, 2011
Land	$87,645	$87,645
Building and Improvements	883,855	878,125
Furniture, Fixtures and Equipment	78,308	72,449
Franchise Fees	2,623	2,623
	1,052,431	1,040,842
Less Accumulated Depreciation	(163,209)	(126,248)
Investment in real estate, net	$889,222	$914,594

Hotels Owned

As of December 31, 2012, the Company owned 51 hotels, located in nineteen states, consisting of the following:

Brand	Total by Brand	Number of Rooms
Courtyard	11	1,445
Residence Inn	10	1,067
Hilton Garden Inn	6	717
Hampton Inn	5	549
Homewood Suites	5	536
Fairfield Inn & Suites	3	331
Hampton Inn & Suites	3	298
SpringHill Suites	3	289
TownePlace Suites	3	252
Marriott	1	226
Renaissance	1	202
Total	51	5,912

At acquisition of the hotels, the purchase price of the hotels and other closing costs were allocated to the various components such as land, buildings and improvements, furniture and equipment, and intangible assets based on the fair value of each component.  No goodwill was recorded in connection with any of the acquisitions.  Generally, the Company has not acquired real estate assets that have in-place leases as lease terms for hotel properties are very short term in nature.  However, in conjunction with two hotel acquisitions in 2008, one in New York, New York and one in Savannah, Georgia, amounts were identified and allocated to Intangible liabilities, net in the Company’s Consolidated Balance Sheets.  These amounts are being amortized to rental income and land lease expense over the remaining terms of the associated contracts (remaining terms at December 31, 2012 range from 5 - 42 years).  The unamortized value of these liabilities at December 31, 2012 was approximately $6.7 million for the New York hotel and $2.2 million for the Savannah, Georgia hotel. The Company has not allocated any purchase price to intangible assets such as management contracts and franchise agreements as such contracts are generally at current market rates and any other value attributable to these contracts are not considered material.

Note 3

Credit Facilities, Mortgage Debt, and Net Gain from Mortgage Debt Restructuring and Extinguishment

Credit Facilities

In March 2012, the Company entered into a new $60 million unsecured credit facility with a commercial bank that is utilized for working capital, hotel renovations, and other general corporate funding purposes, including the payment of redemptions and distributions.  Interest is payable monthly on the outstanding balance based on an annual rate of either one-month LIBOR (the London Inter-Bank Offered Rate) plus 3.0%, or the prime interest rate plus 2.0%, at the Company’s option.  The Company is also required to pay a fee of 0.35% on the average unused balance of the credit facility.  Under the terms and conditions of the credit facility, the Company may make voluntary prepayments in whole or in part, at any time.  The credit facility matures in March 2013; however, the Company has the right and intends, upon satisfaction of certain conditions including covenant compliance and payment of an extension fee, to extend the maturity date to March 2014.

At closing in March 2012, the Company borrowed approximately $48 million under the credit facility to pay all outstanding balances and extinguish its previously existing $75 million and $20 million credit facilities, and pay transaction costs.  At December 31, 2012, the outstanding balance under the credit facility was $45.3 million, and had an interest rate of approximately 3.21%.  Loan origination costs totaling approximately $0.4 million are being amortized as interest expense through the March 2013 maturity date.  The credit facility contains the following quarterly financial covenants (capitalized terms are defined in the loan agreement):

·	Tangible Net Worth must exceed $275 million;

·	Total Debt to Asset Value must not exceed 50%;

·
Distributions, net of proceeds from the Company’s Dividend Reinvestment Program, cannot exceed $17 million during any calendar quarter in 2012 (and must not exceed $68 million in any cumulative 12 month period thereafter), and quarterly Distributions cannot exceed $0.1375 per share, unless such Distributions are less than total Funds From Operations for the quarter;

·	Loan balance must not exceed 45% of the Unencumbered Asset Value;

·	Ratio of Net Operating Income, for the Company’s unencumbered properties compared to an Implied Debt Service for the properties must exceed two; and

·	Ratio of net income before depreciation and interest expense to total Fixed Charges, on a cumulative 12 month basis, must exceed two.

The Company was in compliance with each of these covenants at December 31, 2012.

The Company’s prior unsecured credit facility originated in October 2010 and was modified in August 2011.  At time of its extinguishment in March 2012, the $75 million facility had an applicable annual interest rate equal to the one-month LIBOR plus 2.25%, subject to an interest rate floor of 3.75%.  The applicable interest rate on borrowings under the facility was 3.75% at December 31, 2011.  Prior to the credit facility’s modification in August 2011, the applicable interest rate floor was 3.50%.

In April 2011, the Company entered into a Loan Agreement (the “Loan Agreement”) with a commercial bank. The Loan Agreement provided for a revolving credit facility of $20 million and a maturity date of April 19, 2012. Interest was payable quarterly on the outstanding balance based on an annual rate of LIBOR plus 2.0%. The Loan Agreement was guaranteed by Glade M. Knight, the Company’s Chairman and Chief Executive Officer and was secured by assets of Mr. Knight. Mr. Knight did not receive any consideration in exchange for providing this guaranty and security. Proceeds of the loan were used by the Company for general working capital purposes, including the payment of redemptions and distributions. The independent directors of the Company’s Board of Directors approved Mr. Knight providing a guaranty under the Loan Agreement. At December 31, 2011, the Loan Agreement had an outstanding principal balance of $20.0 million, at an interest rate of approximately 2.29%.  The Loan Agreement was paid off and extinguished in full in March 2012.

In October 2010 the Company entered into a $25 million term loan with a credit facility lender.  The loan was secured by two properties and had a maturity date of October 2012.  Payments of interest only were due monthly at LIBOR plus 2.25%, with a floor interest rate of 3.50%.  The term loan was paid off and extinguished in full in October 2011.

Mortgage Debt

In conjunction with the acquisition of 15 hotel properties in 2008, the Company assumed mortgage notes payable, secured by the applicable hotel property.  The Company entered into three mortgage loan agreements, secured by four additional hotel properties, during 2012 and four mortgage loan agreements, secured by four additional hotel properties, during 2011. In addition, two mortgage loans were extinguished during 2011. The following table summarizes the hotel property, interest rate, maturity date, principal amount assumed or originated, and the outstanding balance as of December 31, 2012 and 2011 for the Company’s mortgage loan obligations.  All dollar amounts are in thousands.

Location	Brand	Interest Rate	Maturity Date	Principal Assumed or Originated	Outstanding Principal Balance as of Dec. 31, 2012	Outstanding Principal Balance as of Dec. 31, 2011
Oceanside, CA(4)	Residence Inn	(1)	1/13/2015	$16,000	$16,000	$0
Burbank, CA(4)	Residence Inn	(1)	1/13/2015	24,000	24,000	0
Overland Park, KS	Residence Inn	5.74%	4/1/2015	7,079	6,259	6,453
Westford, MA	Residence Inn	(2)	10/1/2015	7,199	6,704	6,844
Kansas City, MO	Residence Inn	5.74%	11/1/2015	11,645	10,839	11,029
Fayetteville, NC	Residence Inn	5.14%	12/1/2015	7,204	6,721	6,864
Hilton Head, SC	Hilton Garden Inn	6.29%	4/11/2016	6,371	5,746	5,898
Virginia Beach, VA(3)	Courtyard	6.02%	11/11/2016	14,500	14,235	14,479
Virginia Beach, VA(3)	Courtyard	6.02%	11/11/2016	17,500	17,180	17,475
Charlottesville, VA(3)	Courtyard	6.02%	11/11/2016	15,500	15,217	15,478
Carolina Beach, NC(3)	Courtyard	6.02%	11/11/2016	12,500	12,272	12,482
Winston-Salem, NC	Courtyard	5.94%	12/8/2016	8,000	7,595	7,705
Savannah, GA	Hilton Garden Inn	5.87%	2/1/2017	5,679	5,143	5,277
Greenville, SC	Residence Inn	6.03%	2/8/2017	6,512	6,128	6,220
Birmingham, AL	Homewood Suites	6.03%	2/8/2017	11,815	11,118	11,286
Jacksonville, FL	Homewood Suites	6.03%	2/8/2017	17,159	16,161	16,405
Concord, NC	Hampton Inn	6.10%	3/1/2017	5,143	4,814	4,891
Suffolk, VA	TownePlace Suites	6.03%	7/1/2017	6,630	6,286	6,286
Suffolk, VA	Courtyard	6.03%	7/1/2017	8,644	8,195	8,195
Somerset, NJ(4)	Courtyard	4.73%	10/6/2022	9,000	8,970	0
Tukwila, WA(4)	Homewood Suites	4.73%	10/6/2022	9,700	9,667	0
				$227,780	$219,250	$163,267

(1) The interest rate on this mortgage is a variable rate based on 1-month LIBOR. An interest rate swap agreement entered into in January 2012, when the loan was originated, results in an effective annual fixed interest rate of 5.25%.

(2) The interest rate on this mortgage is a variable rate based on 1-month LIBOR. An interest rate swap agreement entered into in October 2010, when this loan was refinanced, results in an effective annual fixed interest rate of 5.30%.

(3) Loan was originated in 2011.
(4) Loan was originated in 2012.

In September 2012, the Company entered into two secured mortgage loan agreements with a commercial lender.  A mortgage loan for $9.7 million is secured by the Company’s Tukwila, Washington Homewood Suites; a separate mortgage loan for $9.0 million is secured by the Company’s Somerset, New Jersey Courtyard.  Combined scheduled payments of interest and principal of $106 thousand are due monthly for each loan, and each loan will amortize on a 25 year term with a balloon payment due at maturity in October 2022.  Each mortgage loan has an applicable fixed interest rate of approximately 4.73%.  At closing, the Company used proceeds from each loan to reduce the outstanding balance on its credit facility, and to pay transaction costs.   Combined total loan origination costs of approximately $0.2 million are being amortized as interest expense through the October 2022 maturity date of each loan.

In January 2012, the Company entered into a secured mortgage loan agreement with a commercial bank for $40 million.  The loan is jointly secured by the Company’s Burbank, California Residence Inn and Oceanside, California Residence Inn.  Interest is payable monthly on the outstanding balance of the loan at a variable interest rate of one-month LIBOR plus 4.25%.  The loan matures in January 2015 with an option for the Company to extend the maturity for one year.  Interest only is payable for the first year of the loan, with monthly principal payments of $65,000 required beginning in February 2013.  Loan origination costs totaling approximately $0.5 million are being amortized as interest expense through the January 2015 maturity date.

To effectively fix the interest rate on the $40 million variable rate mortgage loan and reduce the Company’s exposure to interest rate risk, simultaneous with the closing of the loan the Company entered into an interest rate swap agreement with the same commercial bank.  Under terms of the interest rate swap agreement, the Company pays a monthly fixed interest rate of 1.0% and receives a floating rate of interest equal to the one-month LIBOR, effectively fixing the interest rate of the $40 million loan at 5.25%.  The notional amount of $40 million for the interest rate swap amortizes in tandem with the amortization of the loan and matures with the loan agreement in January 2015.  At closing on the loan and swap agreements in January 2012, the Company used the proceeds to reduce the outstanding balance on its prior credit facility and to pay transaction costs.

 In October 2011, the Company entered into four separate secured loan agreements with a commercial real estate lender.  Each loan is secured by one of the following Company hotels:  Carolina Beach, North Carolina Courtyard; Charlottesville, Virginia Courtyard; Virginia Beach, Virginia Courtyard North; and Virginia Beach, Virginia Courtyard South.  Each loan matures in November 2016, and will amortize based on a 25 year term with a balloon payment due at maturity.  Interest is payable monthly on the outstanding balance of each loan at an annual rate of 6.015%.  The total proceeds of $60.0 million under the four loan agreements were used to extinguish the Company’s $25.0 million secured term loan due in October 2012, reduce the outstanding balance on the Company’s prior $75.0 million unsecured line of credit facility, and to pay loan origination and other transaction costs of approximately $1.1 million.

In May 2011, the two mortgage loans secured by the Suffolk, Virginia TownePlace Suites and Courtyard were modified and returned to current status; the Company had previously suspended payments due in March 2011 in order to renegotiate terms of the loans with the loan servicer.  Under the modified agreements, the Company is required to make monthly interest payments at an annual rate of 5.031%, with no payment of principal until March 1, 2013. During this period, interest will continue to accrue at 6.031%, with the 1% difference accrued and payable at maturity. Certain lender expenses were reimbursed to the lender as part of the restructuring of the two loans and a modification fee of approximately 0.75% of the principal balance of approximately $14 million at date of modification will be due at maturity.

The aggregate amounts of principal payable under the Company’s notes payable (mortgage debt and the balance outstanding under the Company’s credit facility), for the five years subsequent to December 31, 2012 and thereafter are as follows (in thousands):

Total
2013	$49,533
2014	4,568
2015	70,786
2016	69,660
2017	53,522
Thereafter	16,481
264,550
Fair Value Adjustment of Assumed Debt	(531)
Total	$264,019

A fair value adjustment was recorded for the assumption of above and below market rate mortgage loans in connection with some of the Company’s mortgage debt assumptions and originations.  These fair value adjustments will be amortized into interest expense over the remaining term of the related indebtedness using a method approximating the effective interest rate method.  The effective interest rates on the applicable debt obligations assumed ranged from 5.4% to 6.9% at the date of assumption.  The total amortization adjustment resulted in an addition to interest expense of $209,000 and $40,000 for the years ended December 31, 2012 and 2011, respectively, and a reduction to interest expense of $340,000 for the year ended December 31, 2010.

With the assumption of mortgage loans on purchased hotels and with its originated loans and credit facilities, the Company incurred loan origination and modification costs.  In 2012 and 2011 in conjunction with its debt origination and refinancing activities, loan origination costs totaled $1.2 million and $1.1 million, respectively.  All such costs are amortized over the period to maturity of the applicable mortgage loan or credit agreement, or to termination of the applicable mortgage loan or credit agreement, as an addition to interest expense.  Amortization of such costs totaled $1.0 million, $0.9 million, and $0.4 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company’s Interest expense in its Consolidated Statements of Operations is net of capitalized interest of $0.4 million and $0.1 million for the years ended December 31, 2012 and 2010.  Interest capitalized during the year ended December 31, 2011 was not significant.  The interest was capitalized in conjunction with hotel renovations.

Net Gain from Mortgage Debt Restructuring and Extinguishment

In August 2011, the Company recognized a net gain from mortgage debt restructuring and extinguishment of $1.1 million.  Negotiations with the single mortgage servicer on three of the Company’s non-recourse mortgage loans resulted in the early extinguishment, at a discount to the principal amount outstanding, of the mortgage loan secured by the Company’s Tampa, Florida TownePlace Suites property.  The mortgage loan was extinguished by the Company for a payment of $6.0 million, excluding applicable fees and legal costs; the loan’s principal balance at extinguishment was $8.0 million.  Simultaneously, the Company’s mortgage loans secured by the Winston-Salem, North Carolina Courtyard and the Greenville,

South Carolina Residence Inn properties were returned to current status, with the Company agreeing to payment of applicable fees and reimbursement of the loan servicer’s expenses incurred in connection with the restructuring and extinguishment transactions.  The Company had previously suspended payments due under the three mortgage loans in March 2011, in order to renegotiate terms of the agreements with the loan servicer.  In addition to the loan servicer’s fees and reimbursed costs for all three loans, and the Company’s legal and advisory costs incurred with the transactions, the net gain reflects the servicer’s assumption of certain mortgage escrow balances and the Company’s write-off of the deferred financing fees and unamortized fair market adjustment for the Tampa, Florida TownePlace Suites mortgage loan at date of extinguishment.

Note 4

Fair Value of Financial Instruments and Derivative Transactions

The Company estimates the fair value of its debt by discounting the future cash flows of each instrument at estimated market rates consistent with the maturity of the debt obligation with similar credit terms and credit characteristics, which are Level 3 inputs.  Market rates take into consideration general market conditions and maturity.  As of December 31, 2012, the carrying value and estimated fair value of the Company’s debt was approximately $264.0 million and $275.4 million.  As of December 31, 2011, the carrying value and estimated fair value of the Company’s debt was $236.3 million and $236.7 million.  The carrying value of the Company’s other non-derivative financial instruments approximates fair value due to the short-term nature of these financial instruments.

In January 2012, the Company entered into an interest rate swap agreement that effectively fixes the interest rate on a variable rate mortgage, bearing interest at one month LIBOR plus 4.25%, originated with a $40.0 million term loan jointly secured by the Burbank, California Residence Inn and the Oceanside, California Residence Inn.  Under terms of the interest rate swap agreement, the Company pays a fixed rate of 1.00% and receives floating rate interest equal to the one month LIBOR, effectively fixing the interest rate at 5.25%.  The notional amount amortizes in tandem with the amortization of the underlying mortgage debt, and totaled $40.0 million at December 31, 2012.  The interest rate swap agreement matures in January 2015.

In October 2010, the Company entered into an interest rate swap agreement that effectively fixes the interest rate on a variable rate mortgage, bearing interest at one month LIBOR plus 3.50%, originated upon the refinance of the debt associated with the Westford, Massachusetts Residence Inn.  Under the terms of this interest rate swap, the Company pays a fixed rate interest of 1.80% and receives floating rate interest equal to the one month LIBOR, effectively fixing the interest at a rate of 5.30%.  The notional amount of the interest rate swap agreement amortizes in tandem with the amortization of the underlying mortgage debt, and totaled $6.7 million and $6.8 million as of December 31, 2012 and 2011, respectively.  The interest rate swap agreement matures in October 2015.

The two derivatives are recorded in the Company’s Consolidated Balance Sheets at fair value.  At December 31, 2012 and 2011, a liability of $0.8 million and $0.2 million, respectively, was included in Accounts payable and accrued expenses.  The fair value of the interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash payments (or receipts) and the discounted expected variable cash receipts (or payments) which is considered a Level 2 measurement within the Financial Accounting Standards Board’s (“FASB”) fair value hierarchy.  The variable cash receipts (or payments) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves.  The two derivatives are not designated as qualifying hedges of interest risk, and therefore the changes in the fair value are recognized as Interest expense in the Consolidated Statements of Operations.  For the year ended December 31, 2012, the change in fair value resulted in an additional $36,000 in interest expense.  For the year ended December 31, 2011, the change in fair value resulted in an additional $284,000 in interest expense.  For the year ended December 31, 2010, the change in fair value resulted in a credit, or reduction in interest expense, of $40,000.

Note 5

Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties.  These transactions cannot be construed to be arm’s length, and the results of the Company’s operations may be different if these transactions were conducted with non-related parties.  The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to the contracts, as well as any new significant related party transactions.  There were no changes to the contracts discussed in this section, and no new significant related party transactions during 2012.  The Board of Directors is not required to approve each individual transaction that falls under the related party relationships.  However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The Company has a contract with Apple Suites Realty Group, Inc. (“ASRG”) to acquire and dispose of real estate assets for the Company. A fee of 2% of the gross purchase price or gross sale price in addition to certain reimbursable expenses is paid to ASRG for these services.  As of December 31, 2012, payments to ASRG for services under the terms of this contract have totaled approximately $19.0 million since inception, which were capitalized as a part of the purchase price of the hotels.  No fees or expenses were incurred by the Company during 2012, 2011 and 2010 under this contract.

The Company is party to an advisory agreement with A8A, pursuant to which A8A provides management services to the Company.  A8A provides these management services through an affiliate called Apple Fund Management LLC (“AFM”), which is a wholly-owned subsidiary of Apple REIT Six, Inc.  An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses, are payable to A8A for these management services.  Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $1.0 million for each of the years ended December 31, 2012, 2011 and 2010.

In addition to the fees payable to A8A, the Company reimbursed A8A or paid directly to AFM on behalf of A8A approximately $1.8 million, $1.7 million and $1.8 million for the years ended December 31, 2012, 2011 and 2010.  The costs are included in general and administrative expenses and are for the Company’s proportionate share of the staffing and related costs provided by AFM at the direction of A8A.

AFM is an affiliate of Apple Six Advisors, Inc., Apple Seven Advisors, Inc., A8A, Apple Nine Advisors, Inc.(“A9A”), Apple Ten Advisors, Inc., ASRG and Apple Six Realty Group, Inc., (collectively the “Advisors” which are wholly owned by Glade M. Knight). As such, the Advisors provide management services through the use of AFM to, respectively, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc., Apple REIT Ten, Inc. and the Company (collectively the “Apple REIT Entities”).  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described more fully below allows the companies to share costs yet attract and retain superior executives and staff.  The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements.  Amounts reimbursed to AFM include both compensation for personnel and “overhead” (office rent, utilities, benefits, office supplies, etc.) used by the companies.  Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

The Advisors and Apple REIT Entities allocate all of the costs of AFM among the Apple REIT Entities and the Advisors. The allocation of costs from AFM is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each company’s level of business activity and the extent to which each company requires the services of particular personnel of AFM.  Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company.  As part of this arrangement, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities.  To efficiently manage cash disbursements, an individual Apple REIT Entity may make payments for any or all of the related companies.  The amounts due to or from the related Apple REIT Entity are reimbursed or collected and are not significant in amount.

On November 29, 2012, Apple REIT Six, Inc. entered into a merger agreement with a potential buyer that is not affiliated with the Apple REIT Entities or its Advisors (“the merger”).  To maintain the current cost sharing structure, on November 29, 2012, A9A entered into an assignment and transfer agreement with Apple REIT Six, Inc. for the transfer of Apple REIT Six, Inc.’s interest in AFM.  The assignment and transfer is expected to occur immediately after the closing of the merger.  As part of the assignment, A9A and the other Advisors agreed to indemnify the potential buyer for any liabilities related to AFM.  The assignment of AFM’s interest to A9A, if it occurs, will have no impact on the Company’s advisory agreement with A8A or the process of allocating costs from AFM to the Apple REIT Entities, excluding Apple REIT Six, Inc. as described above, which will increase the remaining Companies’ share of the allocated costs.

On November 29, 2012, in connection with the merger, Apple REIT Nine, Inc. entered into a transfer agreement with Apple REIT Six, Inc. for the potential acquisition of the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and the assignment of the Fort Worth, Texas office lease agreement which is expected to close immediately prior to the closing of the merger.  If the closing occurs, any costs associated with the Headquarters and office lease (i.e. office rent, utilities, office supplies, etc.) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple REIT Six, Inc. as described above.

ASRG and A8A are 100% owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company. Mr. Knight is also Chairman and Chief Executive Officer of Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc. Members of the Company’s Board of Directors are also on the boards of Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

Included in other assets, net on the Company’s consolidated balance sheet is a 24% equity investment in Apple Air Holding, LLC (“Apple Air”). The other members of Apple Air are Apple REIT Six, Inc., Apple REIT Seven, Inc. and Apple REIT Nine, Inc. Through its equity investment, the Company has access to Apple Air’s aircraft for asset management and renovation purposes.  The Company’s equity investment was $1.9 million and $2.1 million at December 31, 2012 and 2011.  The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly. For the years ended December 31, 2012, 2011 and 2010, the Company recorded a loss of approximately $0.2 million, $0.2 million and $0.8 million respectively, as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft and the reduction in basis of the aircraft in 2010 due to the planned trade in for one new airplane in 2011, and is included in general and administrative expense in the Company’s consolidated statements of operations.  Apple Air owned two aircraft during 2010, but reduced its ownership to one aircraft during the first quarter of 2011.

In 2010, Apple REIT Nine, Inc. purchased from the Company’s third party lender a note payable secured by the Columbia, South Carolina Hilton Garden Inn.  The purchase of the note by Apple REIT Nine, Inc. had no financial effect on the Company.  In December 2011, in accordance with the terms of the note, the note was extinguished by the Company through payment of all principal and interest due.

The Company has incurred legal fees associated with the Legal Proceedings discussed herein.  The Company also incurs other professional fees such as accounting, auditing and reporting.  These fees are included in general and administrative expense in the Company’s consolidated statements of operations.  To be cost effective, these services received by the Company are shared as applicable across the other Apple REIT Entities.  The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services. The total costs for the legal matters discussed herein for all of the Apple REIT Companies were approximately $7.3 million in 2012 of which approximately $1.6 million was allocated to the Company.

In April 2011, the Company entered into a Loan Agreement (the “Loan Agreement”) with a commercial bank, which provided for a $20 million revolving credit facility with a maturity of April 2012.  During the first quarter of 2012, the credit facility was extinguished and the outstanding principal balance totaling $20 million, plus accrued interest, was paid in full.  The Loan Agreement was guaranteed by Glade M. Knight, the Company’s Chairman and Chief Executive Officer and was secured by assets of Mr. Knight.  Mr. Knight did not receive any consideration in exchange for providing this guaranty and security.  The independent directors of the Company’s Board of Directors approved Mr. Knight providing a guaranty under the Loan Agreement.

Note 6

Shareholders’ Equity

Best-efforts Offering

The Company concluded its best-efforts offering of Units in April 2008. The Company registered its Units on Registration Statement Form S-11 (File No. 333-140548). The Company began its best-efforts offering (the “Offering”) of Units, on July 19, 2007, the same day the Registration Statement was declared effective by the Securities and Exchange Commission.

Series A Preferred Stock

The Series A preferred shares have no voting rights and no conversion rights. In addition, the Series A preferred shares are not separately tradable from the common shares to which they relate. The Series A preferred shares do not have any distribution rights except a priority distribution upon the sale of the Company’s assets. The priority distribution (“Priority Distribution”) is equal to $11.00 per Series A preferred share, and will be paid before any distribution will be made to the holders of any other shares. Upon the Priority Distribution the Series A preferred shares will have no other distribution rights.

Series B Preferred Stock

The Company has issued 240,000 Series B convertible preferred shares to Glade M. Knight, Chairman and Chief

Executive Officer of the Company, in exchange for the payment by him of $0.10 per Series B convertible preferred share, or an aggregate of $24,000. The Series B convertible preferred shares are convertible into common shares pursuant to the formula and on the terms and conditions set forth below.

There are no dividends payable on the Series B convertible preferred shares. Holders of more than two-thirds of the Series B convertible preferred shares must approve any proposed amendment to the articles of incorporation that would adversely affect the Series B convertible preferred shares.

Upon the Company’s liquidation, the holder of the Series B convertible preferred shares is entitled to a priority liquidation payment before any distribution of liquidation proceeds to the holders of the common shares. However, the priority liquidation payment of the holder of the Series B convertible preferred shares is junior to the holders of the Series A preferred shares’ distribution rights. The holder of a Series B convertible preferred share is entitled to a liquidation payment of $11.00 per number of common shares each Series B convertible preferred share would be convertible into according to the formula described below. In the event that the liquidation of the Company’s assets results in proceeds that exceed the distribution rights of the Series A preferred shares and the Series B convertible preferred shares, the remaining proceeds will be distributed between the common shares and the Series B convertible preferred shares, on an as converted basis.

Each holder of outstanding Series B convertible preferred shares shall have the right to convert any of such shares into common shares of the Company upon and for 180 days following the occurrence of any of the following events:

(1) substantially all of the Company’s assets, stock or business is sold or transferred through exchange, merger, consolidation, lease, share exchange, sale or otherwise, other than a sale of assets in liquidation, dissolution or winding up of the Company;

(2) the termination or expiration without renewal of the advisory agreement with Apple Eight Advisors, Inc. (“A8A”), or if the Company ceases to use ASRG to provide property acquisition and disposition services; or

(3) the Company’s common shares are listed on any securities exchange or quotation system or in any established market.

Upon the occurrence of any conversion event, each Series B convertible preferred share may be converted into 24.17104 common shares.  In the event that the Company raises additional gross proceeds in a subsequent public offering, each Series B convertible preferred share may be converted into an additional number of common shares based on the additional gross proceeds raised through the date of conversion in a subsequent public offering according to the following formula: (X/50 million) x 1.20568, where X is the additional gross proceeds rounded down to the nearest $50 million.

No additional consideration is due upon the conversion of the Series B convertible preferred shares. The conversion into common shares of the Series B convertible preferred shares will result in dilution of the shareholders’ interests and the termination of the Series A preferred shares.

Expense related to issuance of 240,000 Series B convertible preferred shares to Mr. Knight will be recognized at such time when the number of common shares to be issued for conversion of the Series B convertible preferred shares can be reasonably estimated and the event triggering the conversion of the Series B convertible preferred shares to common shares occurs. The expense will be measured as the difference between the fair value of the common stock for which the Series B shares can be converted and the amounts paid for the Series B convertible preferred shares.  If a conversion event had occurred at December 31, 2012, expense would have ranged from $0 to in excess of $63 million (assumes $11 per common share fair market value) which represents approximately 5.8 million shares of common stock.

Preferred Shares

The Company’s articles of incorporation authorize issuance of up to 15 million additional preferred shares. No preferred shares other than the Series A preferred shares and the Series B convertible preferred shares (discussed above) have been issued. The Company believes that the authorization to issue additional preferred shares benefits the Company and its shareholders by permitting flexibility in financing additional growth, giving the Company additional financing options in corporate planning and in responding to developments in business, including financing of additional acquisitions and other general corporate purposes. Having authorized preferred shares available for issuance in the future gives the Company the ability to respond to future developments and allows preferred shares to be issued without the expense and delay of a special shareholders’ meeting. At present, the Company has no specific financing or acquisition plans involving the issuance of additional preferred shares and the Company does not propose to fix the characteristics of any series of preferred shares in anticipation of issuing preferred shares other than the Series A preferred shares and Series B convertible preferred shares discussed above. The Company cannot now predict whether or to what extent, if any, additional preferred shares will be used or if so used what the characteristics of a particular series may be. The voting rights and rights to distributions of the holders of common shares will be subject to the prior rights of the holders of any subsequently-issued preferred shares. Unless otherwise required by applicable law or regulation, the preferred shares would be issuable without further authorization by holders of the common shares and on such terms and for such consideration as may be determined by the Board of Directors. The preferred shares could be issued in one or more series having varying voting rights, redemption and conversion features, distribution (including liquidating distribution) rights and preferences, and other rights, including rights of approval of specified transactions. A series of preferred shares could be given rights that are superior to rights of holders of common shares and a series having preferential distribution rights could limit common share distributions and reduce the amount holders of common shares would otherwise receive on dissolution.

Unit Redemption Plan

In October 2008, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year.  Shareholders may request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned less than three years or 100% of the price per Unit if the Units have been owned more than three years. The maximum number of Units that may be redeemed in any 12-month period is five percent of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption. The Company reserves the right to change the purchase price for redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program. Since the inception of the program through December 31, 2012, the Company has redeemed approximately 7.4 million Units in the amount of $79.3 million under the program, including 1.7 million Units in the amount of $18.3 million in 2012 and 2.9 million Units in the amount of $32.1 million redeemed in 2011. As contemplated by the program, beginning with the January 2011 redemption, the Company redeemed Units on a pro-rata basis.  Prior to 2011, the Company redeemed 100% of redemption requests.  The following is a summary of Unit redemptions during 2011 and 2012:

Redemption Date	Requested Unit Redemptions	Units Redeemed	Redemption Requests not Redeemed
January 2011	1,168,279	732,647	435,632
April 2011	1,529,096	729,016	800,080
July 2011	8,255,381	736,960	7,518,421
October 2011	17,938,386	727,604	17,210,782
January 2012	18,910,430	454,405	18,456,025
April 2012	18,397,381	454,638	17,942,743
July 2012	18,607,044	362,553	18,244,491
October 2012	19,112,925	391,142	18,721,783

As noted in the table above, beginning with the January 2011 redemption, the total redemption requests exceeded the authorized amount of redemptions and, as a result, the board of Directors has and will continue to limit the amount of redemptions as it deems prudent.

Dividend Reinvestment Plan

In the second quarter of 2008, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting distributions to purchase additional Units of the Company. The uses of the proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels. The Company has registered 10 million Units for potential issuance under the plan. Since inception through December 31, 2012, approximately 9.1 million Units were issued under the plan representing approximately $99.9 million, including 1.0 million Units for $11.0 million in 2012 and 1.8 million Units for $20.0 million in 2011.

Distributions

In 2012, the annual distribution rate for common shares was $0.55 per common share, and was composed of twelve monthly distributions of $0.045833 per share.  A total of $51.2 million was distributed during the year ended December 31, 2012.  In June 2011 the Company’s Board of Directors reduced the annual distribution rate to $0.55 per common share; the previous annual distribution rate was $0.77 per common share.  The reduction was effective with the July 2011 distribution.  A total of $0.66 per common share was distributed during the year ended December 31, 2011, composed of six monthly distributions of $0.064167 per common share and six monthly distributions of $0.045833 per common share, for a total of $62.1 million.  The Company’s annual distribution rate was $0.77 per common share for the year ended December 31, 2010, for a total $72.5 million, and was composed of twelve monthly distributions of $0.064167 per common share.

 Note 7

Stock Option Plans

During 2007, the Company adopted a non-employee directors stock option plan (the “Directors’ Plan”) whereby directors, who are not employees of the Company or affiliates, automatically receive the option to purchase Units. Under the Directors Plan, the number of Units authorized for issuance is equal to 45,000 plus 1.8% of the number of Units sold in excess of the minimum offering of 4,761,905 Units. This plan currently relates to the initial public offering of 91,125,541 Units. Therefore, the maximum number of Units authorized under the Directors Plan is currently 1,599,545.

Also in 2007, the Board of Directors approved an Incentive Stock Option Plan (the “Incentive Plan”) whereby incentive awards may be granted to certain personnel of the Company or affiliates. Under the Incentive Plan, the number of Units authorized for issuance is equal to 35,000 plus 4.625% of the number of Units sold in the initial offering in excess of 4,761,905. This plan also currently relates to the initial public offering of 91,125,541 Units.  The maximum number of Units that can be issued under the Incentive Plan is 4,029,318.

Both plans generally provide, among other things, that options be granted at exercise prices not lower than the market value of the Units on the date of grant.  The options expire 10 years from the date of the grant. During 2012, 2011 and 2010, the Company granted options to purchase 74,432, 75,308 and 75,284 Units under the Directors Plan and granted no options under the Incentive Plan. All of the options issued vested at the date of issuance and have an exercise price of $11 per Unit.  Activity in the Company’s share option plan during 2012, 2011 and 2010 is summarized in the following table:

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010
Outstanding, beginning of year:	319,776	244,468	169,184
Granted	74,432	75,308	75,284
Exercised	0	0	0
Expired or canceled	0	0	0
Outstanding, end of year:	394,208	319,776	244,468
Exercisable, end of year:	394,208	319,776	244,468
The weighted-average exercise price of outstanding options:	$11.00	$11.00	$11.00

The Company records compensation expense related to the issuance of stock options based on a determination of the fair value of options issued.  Compensation expense associated with the issuance of stock options was approximately $145,000 in 2012, $115,000 in 2011 and $118,000 in 2010.

Note 8

Management and Franchise Agreements

Each of the Company’s 51 hotels are operated and managed, under separate management agreements, by affiliates of one of the following companies (indicates the number of hotels managed):  Newport Hospitality Group, Inc. (“Newport”) (9), Larry Blumberg & Associates (“LBA”) (3), Western International (“Western”) (1), Marriott International, Inc. (“Marriott”) (3), White Lodging Services Corporation (“White”) (1), Dimension Development Company (“Dimension”) (4), Inn Ventures, Inc. (“Inn Ventures”) (1), True North Hotel Group, Inc. (“True North”) (7), Intermountain Management, LLC (“Intermountain”) (7), MHH Management, LLC (“McKibbon”) (7) or Crestline Hotels & Resorts, Inc. (“Crestline”) (8).  The agreements generally provide for initial terms ranging from one to thirty years.  Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees, and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services.  Base management fees are calculated as a percentage of gross revenues.  Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to the Company, as defined in the management agreements.  The Company has the option to terminate the management agreements if specified performance thresholds are not satisfied.  During the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $7.0 million, $6.8 million and $6.3 million in management fees.

Newport, LBA, Western, White, Dimension, Inn Ventures, True North, Intermountain, McKibbon and Crestline are not affiliated with either Marriott or Hilton, and as a result, the hotels they manage were required to obtain separate franchise agreements with each respective franchisor. The Hilton franchise agreements generally provide for initial terms of 10 to 20 years. Fees associated with the agreements generally include the payment of royalty fees and program fees. The Marriott franchise agreements provide for initial terms of 10 to 30 years with certain agreements having options to renew.  Fees associated with the agreements include the payment of royalty fees, marketing fees, reservation fees and a communications support fee based on room revenues.   During the years ended December 31, 2012, 2011 and 2010 the Company incurred approximately $7.7 million, $7.4 million and $7.1 million in franchise fees.

Note 9

Commitments

In connection with the acquisition of five hotels, the Company assumed five land leases.  The initial terms of the leases range from approximately 15 to 80 years.  One of the lease’s rent is adjusted periodically for consumer price index increases.  Two of the leases have defined escalations over the life of the lease and straight-line rent is being recorded to reflect the average rent over the life of the leases.  The accrued straight line lease liability balance at December 31, 2012 and 2011 was $13.2 million and $10.8 million and is recorded in Accounts payable and accrued expenses on the Company’s Consolidated Balance Sheets.

The aggregate amounts of the estimated lease payments pertaining to all land leases, for the five years subsequent to December 31, 2012 and thereafter are as follows (in thousands):

Total

2013	$4,146
2014	4,283
2015	4,406
2016	4,533
2017	4,664
Thereafter	206,907
Total	$228,939

           Also, the New York, New York and Somerset, New Jersey hotels have leases for retail space.  The remaining terms of these leases range from approximately six months to seven years and the remaining minimum lease payments to be received are approximately $9.0 million.  The aggregate amount of the minimum rentals to be received for the five years subsequent to December 31, 2012 and thereafter are as follows (in thousands):

Total

2013	$1,812
2014	1,721
2015	1,696
2016	1,452
2017	1,350
Thereafter	1,017
Total	$9,048

Rental income from these leases is recorded in Other revenue in the Company’s Consolidated Statements of Operations.

Note 10

Industry Segments

The Company owns hotel properties throughout the United States that generate rental and other property related income.

The Company separately evaluates the performance of each of its hotel properties.  Due to the significance of the New York hotel’s revenues, the Company has two reportable segments.  The Company does not allocate corporate-level accounts to its operating segments, including corporate general and administrative expenses, non-operating interest income and interest expense.  Dollar amounts are in thousands.

	For the year ended December 31, 2012
	New York, New York Hotel	All Other Hotels	Corporate	Consolidated
Total revenue	$22,683	$175,245	$0	$197,928
Hotel expenses	20,537	113,692	0	134,229
General and administrative expense	0	0	6,576	6,576
Depreciation expense	6,567	30,394	0	36,961
Operating income/(loss)	(4,421)	31,159	(6,576)	20,162
Investment income, net	0	0	19	19
Interest expense	0	(12,543)	(2,123)	(14,666)
Net income/(loss)	$(4,421)	$18,616	$(8,680)	$5,515

Total assets	$106,971	$803,730	$2,163	$912,864

	For the year ended December 31, 2011
	New York, New York Hotel	All Other Hotels	Corporate	Consolidated
Total revenue	$21,631	$169,073	$0	$190,704
Hotel expenses	18,956	110,007	0	128,963
General and administrative expense	0	0	5,302	5,302
Depreciation expense	6,531	29,456	0	35,987
Operating income/(loss)	(3,856)	29,610	(5,302)	20,452
Net gain from mortgage debt restructuring and extinguishment	0	1,093	0	1,093
Investment income, net	0	0	23	23
Interest expense	0	(8,494)	(3,610)	(12,104)
Net income/(loss)	$(3,856)	$22,209	$(8,889)	$9,464

Total assets	$112,526	$820,937	$2,246	$935,709

Note 11

Legal Proceedings and Related Matters

The term the “Apple REIT Companies” means the Company, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc., et al, putative class action lawsuit, which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Companies, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933. The consolidated complaint also asserts claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On April 18, 2012, the Company, and the other Apple REIT Companies, served a motion to dismiss the consolidated complaint in the In re Apple REITs Litigation. The Company and the other Apple REIT Companies accompanied their motion to dismiss the consolidated complaint with a memorandum of law in support of their motion to dismiss the consolidated complaint. The briefing period for any motion to dismiss was completed on July 13, 2012.

The Company believes that any claims against it, its officers and directors and other Apple entities are without merit, and intends to defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

The SEC staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company’s filings with the SEC beginning in 2008, as well as the Company’s review of certain transactions involving the Company and the other Apple REIT Companies.  The Company intends to continue to cooperate with the SEC staff, and it is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers.  The Company does not believe the issues raised by the SEC staff affect the material accuracy of the Company’s consolidated financial statements.  At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution.

On October 22, 2012, the Financial Industry Regulatory Authority (“FINRA”) issued an order against David Lerner Associates, Inc. (“DLA”) and David Lerner, individually, requiring DLA to pay approximately $12 million in restitution to certain investors in Units of Apple REIT Ten, Inc.  In addition, David Lerner, individually, was fined $250,000 and suspended for one year from the securities industry, followed by a two year suspension from acting as a principal.  The Company relies on DLA for the administration of its Units and does not believe this settlement will affect the administration of its Units.  The Company intends to continue to cooperate with regulatory or governmental inquiries.

Note 12

Quarterly Financial Data (unaudited)

The following is a summary of quarterly results of operations for the years ended December 31, 2012 and 2011.

2012 (in thousands, except per share data)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$43,217	$53,631	$55,630	$45,450
Net income / (loss)	$(2,318)	$4,606	$5,335	$(2,108)
Basic and diluted income / (loss) per common share	$(0.02)	$0.05	$0.06	$(0.02)
Distributions paid per share	$0.137	$0.137	$0.137	$0.137

2011 (in thousands, except per share data)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$40,317	$51,883	$53,930	$44,574
Net income / (loss)	$(2,109)	$4,774	$7,137	$(338)
Basic and diluted income / (loss) per common share	$(0.02)	$0.05	$0.08	$0.00
Distributions paid per share	$0.193	$0.193	$0.137	$0.137

Note 13

Subsequent Events

In January 2013, the Company declared and paid approximately $4.3 million, or $0.045833 per outstanding common share, in distributions to its common shareholders, of which approximately $0.8 million or 75,000 Units were issued under the Company’s Dividend Reinvestment Plan.

In January 2013, under the guidelines of the Company’s Unit Redemption Program, the Company redeemed approximately 435,000 Units in the amount of $4.8 million.  As contemplated in the Program, the Company redeemed Units on a pro-rata basis, whereby a percentage of each requested redemption was fulfilled at the discretion of the Company’s Board of Directors.  This redemption was approximately 2% of the total 19.5 million requested Units to be redeemed, with approximately 19.1 million requested Units not redeemed.

In February 2013, the Company declared and paid approximately $4.2 million, or $0.045833 per outstanding common share, in distributions to its common shareholders, of which approximately $0.8 million or 73,000 Units were issued under the Company’s Dividend Reinvestment Plan.

The Company’s Board of Directors approved a reduction in the Company’s projected distribution rate from an annual rate of $0.55 per common share to $0.4675 per common share.  The change is effective with the distribution planned for April 2013.  The distribution will continue to be paid monthly.

Item 9.               Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A.            Controls and Procedures

Senior management, including the Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation process, the Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were effective as of December 31, 2012.  There have been no changes in the Company’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

See Item 8 for the Report of Management on Internal Control over Financial Reporting and the Company’s Independent Registered Public Accounting Firm’s attestation report regarding internal control over financial reporting, which are incorporated by reference herein.

Item 9B.            Other Information

None.

PART III

Item 10.	Directors, Executive Officers and Corporate Governance

The information required by Items 401, 405, 406 and 407(c)(3), (d)(4) and (d)(5) of Regulation S-K will be set forth in the Company’s 2013 Proxy Statement. For the limited purpose of providing the information necessary to comply with this Item 10, the 2013 Proxy Statement is incorporated herein by this reference.

Item 11.	Executive Compensation

The information required by Items 402 and 407(e)(4) and (e)(5) of Regulation S-K will be set forth in the Company’s 2013 Proxy Statement. For the limited purpose of providing the information necessary to comply with this Item 11, the 2013 Proxy Statement is incorporated herein by this reference.

Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The information required by Items 201(d) and 403 of Regulation S-K will be set forth in the Company’s 2013 Proxy Statement. For the limited purpose of providing the information necessary to comply with this Item 12, the 2013 Proxy Statement is incorporated herein by this reference.

Item 13.	Certain Relationships and Related Transactions, and Director Independence

The information required by Items 404 and 407(a) of Regulation S-K will be set forth in the Company’s 2013 Proxy Statement. For the limited purpose of providing the information necessary to comply with this Item 13, the 2013 Proxy Statement is incorporated herein by this reference.

Item 14.	Principal Accounting Fees and Services

This information required by Item 9(e) of Schedule 14A will be set forth in the Company’s 2013 Proxy Statement. For the limited purpose of providing the information necessary to comply with this Item 14, the 2013 Proxy Statement is incorporated herein by this reference.

PART IV

Item 15.             Exhibits, Financial Statement Schedules

1. Financial Statements of Apple REIT Eight, Inc.

Report of Management on Internal Control Over Financial Reporting

Report of Independent Registered Public Accounting Firm on Internal Control over Financial Reporting—Ernst & Young LLP

Report of Independent Registered Public Accounting Firm—Ernst & Young LLP

Consolidated Balance Sheets as of December 31, 2012 and 2011

Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010

Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2012, 2011 and 2010

Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010

Notes to Consolidated Financial Statements

These financial statements are set forth in Item 8 of this report and are hereby incorporated by reference.

2. Financial Statement Schedule

Schedule III—Real Estate and Accumulated Depreciation (Included at the end of this Part IV of this report.)

Financial statement schedules not listed are either omitted because they are not applicable or the required information is shown in the consolidated financial statements or notes thereto.

3. Exhibits

Incorporated herein by reference are the exhibits listed under “Exhibits Index” to this Report available at www.sec.gov.

SCHEDULE III
Real Estate and Accumulated Depreciation
As of December 31, 2012
(dollars in thousands)

						Subsequently
				Initial Cost		Capitalized	Total
					Bldg./	Bldg.	Gross	Acc.	Date of	Date	Depreciable	# of
City	State	Brand	Encumbrances	Land	FF&E /Other	Imp. & FF&E	Cost (1)	Deprec.	Construction	Acquired	Life	Guestrooms
Birmingham	AL	Homewood Suites	$11,118	$1,176	$15,917	$391	$17,484	$(2,502)	2005	May-08	3 - 39 yrs.	95
Rogers	AR	Fairfield Inn	0	881	7,394	1,198	9,473	(1,632)	2002	February-08	3 - 39 yrs.	99
Rogers	AR	Residence Inn	0	920	11,187	1,271	13,378	(1,950)	2003	February-08	3 - 39 yrs.	88
Springdale	AR	Residence Inn	0	447	5,383	1,476	7,306	(1,533)	2001	March-08	3 - 39 yrs.	72
Burbank	CA	Residence Inn	24,000	4,229	47,200	78	51,507	(6,656)	2007	May-08	3 - 39 yrs.	166
Cypress	CA	Courtyard	0	3,234	28,688	1,454	33,376	(4,653)	1988	April-08	3 - 39 yrs.	180
Oceanside	CA	Residence Inn	16,000	3,312	25,964	93	29,369	(3,884)	2007	May-08	3 - 39 yrs.	125
Sacramento	CA	Hilton Garden Inn	0	2,544	25,764	2,059	30,367	(4,749)	1999	March-08	3 - 39 yrs.	154
San Jose	CA	Homewood Suites	0	6,523	15,901	2,146	24,570	(3,060)	1991	July-08	3 - 39 yrs.	140
Tulare	CA	Hampton Inn & Suites	0	1,100	9,495	35	10,630	(1,659)	2008	June-08	3 - 39 yrs.	86
Jacksonville	FL	Homewood Suites	16,161	1,546	22,370	698	24,614	(3,421)	2005	June-08	3 - 39 yrs.	119
Sanford	FL	SpringHill Suites	0	933	10,609	440	11,982	(1,737)	2000	March-08	3 - 39 yrs.	105
Tallahassee	FL	Hilton Garden Inn	0	0	13,580	178	13,758	(2,291)	2006	January-08	3 - 39 yrs.	85
Tampa	FL	TownePlace Suites	0	1,307	10,344	366	12,017	(1,656)	1999	June-08	3 - 39 yrs.	95
Port Wentworth	GA	Hampton Inn	0	837	10,288	281	11,406	(1,598)	1997	January-08	3 - 39 yrs.	106
Savannah	GA	Hilton Garden Inn	5,143	0	15,119	786	15,905	(2,491)	2004	July-08	3 - 39 yrs.	105
Overland Park	KS	Fairfield Inn & Suites	0	1,571	10,875	27	12,473	(1,700)	2008	August-08	3 - 39 yrs.	110
Overland Park	KS	Residence Inn	6,259	1,522	14,631	422	16,575	(2,387)	2000	April-08	3 - 39 yrs.	120
Overland Park	KS	SpringHill Suites	0	939	8,214	836	9,989	(1,471)	1999	March-08	3 - 39 yrs.	102
Wichita	KS	Courtyard	0	1,177	8,013	852	10,042	(1,635)	2000	June-08	3 - 39 yrs.	90
Bowling Green	KY	Hampton Inn	0	1,481	17,890	255	19,626	(2,877)	1989	December-07	3 - 39 yrs.	130
Marlborough	MA	Residence Inn	0	2,112	18,591	213	20,916	(3,132)	2006	January-08	3 - 39 yrs.	112
Westford	MA	Hampton Inn & Suites	0	1,570	14,122	95	15,787	(2,356)	2007	March-08	3 - 39 yrs.	110
Westford	MA	Residence Inn	6,704	906	14,173	1,152	16,231	(2,684)	2000	April-08	3 - 39 yrs.	108
Annapolis	MD	Hilton Garden Inn	0	2,440	23,342	83	25,865	(3,739)	2007	January-08	3 - 39 yrs.	126
Kansas City	MO	Residence Inn	10,839	1,178	16,152	2,052	19,382	(3,413)	1968	April-08	3 - 39 yrs.	106
Carolina Beach	NC	Courtyard	12,272	3,244	21,617	1,960	26,821	(3,772)	2003	June-08	3 - 39 yrs.	144
Concord	NC	Hampton Inn	4,814	1,241	8,366	290	9,897	(1,570)	1996	March-08	3 - 39 yrs.	101
Dunn	NC	Hampton Inn	0	545	12,542	405	13,492	(2,279)	2006	January-08	3 - 39 yrs.	120
Fayetteville	NC	Residence Inn	6,721	668	12,570	182	13,420	(2,088)	2006	May-08	3 - 39 yrs.	92
Greensboro	NC	SpringHill Suites	0	663	7,634	120	8,417	(1,278)	2004	November-07	3 - 39 yrs.	82
Matthews	NC	Hampton Inn	0	636	10,436	627	11,699	(2,074)	1995	January-08	3 - 39 yrs.	92
Wilmington	NC	Fairfield Inn & Suites	0	1,841	13,475	21	15,337	(1,929)	2008	December-08	3 - 39 yrs.	122
Winston-Salem	NC	Courtyard	7,595	1,439	12,457	1,758	15,654	(2,126)	1998	May-08	3 - 39 yrs.	122
Somerset	NJ	Courtyard	8,970	0	16,504	193	16,697	(2,754)	2001	November-07	3 - 39 yrs.	162
New York	NY	Renaissance	0	0	111,870	21,778	133,648	(29,669)	1916	January-08	3 - 39 yrs.	202
Tulsa	OK	Hampton Inn & Suites	0	899	9,940	80	10,919	(1,896)	2007	December-07	3 - 39 yrs.	102
Columbia	SC	Hilton Garden Inn	0	1,385	20,499	97	21,981	(3,005)	2006	September-08	3 - 39 yrs.	143
Greenville	SC	Residence Inn	6,128	692	8,372	223	9,287	(1,365)	1998	May-08	3 - 39 yrs.	78
Hilton Head	SC	Hilton Garden Inn	5,746	1,094	13,114	1,557	15,765	(2,697)	2001	May-08	3 - 39 yrs.	104
Chattanooga	TN	Homewood Suites	0	688	8,211	2,314	11,213	(2,380)	1997	December-07	3 - 39 yrs.	76
Texarkana	TX	Courtyard	0	678	12,656	1,345	14,679	(1,981)	2003	March-08	3 - 39 yrs.	90
Texarkana	TX	TownePlace Suites	0	615	8,742	320	9,677	(1,676)	2006	March-08	3 - 39 yrs.	85

SCHEDULE III
REAL ESTATE AND ACCUMULATED DEPRECIATION -- (Continued)
As of December 31, 2012
(dollars in thousands)

						Subsequently
				Initial Cost		Capitalized	Total
					Bldg./	Bldg.	Gross	Acc.	Date of	Date	Depreciable	# of
City	State	Brand	Encumbrances	Land	FF&E /Other	Imp. & FF&E	Cost (1)	Deprec.	Construction	Acquired	Life	Guestrooms
Charlottesville	VA	Courtyard	15,217	2,312	26,436	975	29,723	(3,689)	2000	June-08	3 - 39 yrs.	139
Chesapeake	VA	Marriott Full Service	0	3,256	36,384	57	39,697	(6,122)	2008	October-08	3 - 39 yrs.	226
Harrisonburg	VA	Courtyard	0	1,684	22,137	1,813	25,634	(3,564)	1999	November-07	3 - 39 yrs.	125
Suffolk	VA	Courtyard	8,195	968	11,684	36	12,688	(1,948)	2007	July-08	3 - 39 yrs.	92
Suffolk	VA	TownePlace Suites	6,286	750	9,390	12	10,152	(1,527)	2007	July-08	3 - 39 yrs.	72
VA Beach	VA	Courtyard	14,235	7,203	20,708	2,216	30,127	(3,151)	1999	June-08	3 - 39 yrs.	141
VA Beach	VA	Courtyard	17,180	9,871	30,988	2,080	42,939	(5,060)	2002	June-08	3 - 39 yrs.	160
Tukwila	WA	Homewood Suites	9,667	1,388	14,756	2,614	18,758	(2,743)	1991	July-08	3 - 39 yrs.	106
Construction in Progress			0	0	0	82	82	0
			$219,250	$87,645	$902,694	$62,092	$1,052,431	$(163,209)				5,912

(1) The gross cost basis for Federal Income Tax purposes approximates the basis used in this schedule.

	2012	2011	2010
Real estate owned:
Balance as of January 1	$1,040,842	$1,035,573	$1,030,055
Acquisitions	0	0	83
Improvements	11,589	5,269	5,435
Balance at December 31	$1,052,431	$1,040,842	$1,035,573

	2012	2011	2010
Accumulated depreciation:
Balance as of January 1	$(126,248)	$(90,261)	$(55,282)
Depreciation expense	(36,961)	(35,987)	(34,979)
Balance at December 31	$(163,209)	$(126,248)	$(90,261)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLE REIT EIGHT, INC.

By:	/s/ Glade M. Knight	Date: March 7, 2013
Glade M. Knight,
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Bryan Peery	Date: March 7, 2013
Bryan Peery,
Chief Financial Officer (Principal Financial and Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Glade M. Knight	Date: March 7, 2013
Glade M. Knight, Director

By:	/s/ Glenn W. Bunting, Jr.	Date: March 7, 2013
Glenn W. Bunting, Jr., Director

By:	/s/ Kent W. Colton	Date: March 7, 2013
Kent W. Colton, Director

By:	/s/ Michael S. Waters	Date: March 7, 2013
Michael S. Waters, Director

By:	/s/ Robert M. Wily	Date: March 7, 2013
Robert M. Wily, Director

EXHIBIT INDEX

Exhibit Number	Description of Documents

3.1	Articles of Incorporation of the Registrant. (Incorporated by reference to Exhibit 3.1 to the registrant’s registration statement on Form S-11 (SEC File No. 333-140548) effective July 19, 2007)

3.2
Bylaws of the Registrant, as amended. (Incorporated by reference to Exhibit 3.2 to amendment no. 1 to the registrant’s registration statement on Form S-11 (SEC File No. 333-140548) effective July 19, 2007)

10.1
Advisory Agreement between the Registrant and Apple Eight Advisors, Inc. (Incorporated by reference to Exhibit 10.1 to amendment no. 2 to the registrant’s registration statement on Form S-11 (SEC File No. 333-140548) effective July 19, 2007)

10.2
Property Acquisition/Disposition Agreement between the Registrant and Apple Suites Realty Group, Inc. (Incorporated by reference to Exhibit 10.2 to amendment no. 2 to the registrant’s registration statement on Form S-11 (SEC File No. 333-140548) effective July 19, 2007)

10.3
Apple REIT Eight, Inc. 2007 Incentive Plan. (Incorporated by reference to Exhibit 10.3 to amendment no. 1 to the registrant’s registration statement on Form S-11 (SEC File No. 333-140548) effective July 19, 2007)*

10.4
Apple REIT Eight, Inc. 2007 Non-Employee Directors Stock Option Plan. (Incorporated by reference to Exhibit 10.4 to amendment no. 1 to the registrant’s registration statement on Form S-11 (SEC File No. 333-140548) effective July 19, 2007)*

10.16
Management Agreement dated as of November 9, 2007 between Newport Somerset Management, LLC and Apple Eight Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.16 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-140548) filed December 27, 2007)

10.17
Courtyard by Marriott Relicensing Franchise Agreement dated as of November 9, 2007 between Marriott International, Inc. and Apple Eight Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.17 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-140548) filed December 27, 2007)

10.18
Hotel Lease Agreement effective as of November 9, 2007 between Apple Eight Hospitality Ownership, Inc. and Apple Eight Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.18 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-140548) filed December 27, 2007)

10.19
Management Agreement dated as of November 9, 2007 between Newport Greensboro Management, LLC and Apple Eight Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.19 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-140548) filed December 27, 2007)

10.20
SpringHill Suites by Marriott Relicensing Franchise Agreement dated as of November 9, 2007 between Marriott International, Inc. and Apple Eight Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.20 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-140548) filed December 27, 2007)

10.23
Management Agreement dated as of November 16, 2007 between Newport Harrisonburg Management, LLC and Apple Eight Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.23 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-140548) filed December 27, 2007)

Exhibit Number	Description of Documents

10.24
Courtyard by Marriott Relicensing Franchise Agreement dated as of November 16, 2007 between Marriott International, Inc. and Apple Eight Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.24 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-140548) filed December 27, 2007)

10.29
Franchise License Agreement dated as of December 6, 2007 between Hampton Inn Franchise LLC and Apple Eight Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.29 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-140548) filed December 27, 2007)

10.30
Management Agreement dated as of December 6, 2007 between Newport Bowling Green Management, LLC and Apple Eight Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.30 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-140548) filed December 27, 2007)

10.32
Management Agreement dated as of December 14, 2007 between LBAM-Investor, L.L.C. and Apple Eight Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.32 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-140548) filed December 27, 2007)

10.33
Franchise License Agreement dated as of December 14, 2007 between Homewood Suites Franchise LLC and Apple Eight Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.33 to the registrant’s Post-Effective Amendment No. 1 to Form S-11 (SEC File No. 333-140548) filed December 27, 2007)

21.1	Subsidiaries of Registrant (FILED HEREWITH)

23.1	Consent of Ernst & Young LLP (FILED HEREWITH)

31.1	Certification of the Company’s Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH)

31.2	Certification of the Company’s Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Action of 2002 (FILED HEREWITH)

32.1
Certification of the Company’s Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH)

101
The following materials from Apple REIT Eight, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Shareholders’ Equity, (iv) the Consolidated Statements of Cash Flows, and (v) related notes to these financial statements, tagged as blocks of text and in detail (FURNISHED HEREWITH)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2013

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE TRANSITION PERIOD FROM _______ TO _______

Commission File Number 000-53175

Apple REIT Eight, Inc.
(Exact name of registrant as specified in its charter)

Virginia	20-8268625
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

814 East Main Street	23219
Richmond, Virginia	(Zip Code)
(Address of principal executive offices)

(804) 344-8121
(Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒  No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☒   No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes ☐     No  ☒

Number of registrant’s common shares outstanding as of November 1, 2013: 92,140,005

APPLE REIT EIGHT, INC.
FORM 10-Q

This Form 10-Q includes references to certain trademarks or service marks. The SpringHill Suites® by Marriott, TownePlace Suites® by Marriott, Fairfield Inn® by Marriott, Residence Inn® by Marriott, Courtyard® by Marriott, Marriott®, and Renaissance® trademarks are the property of Marriott International, Inc. or one of its affiliates. The Homewood Suites® by Hilton, Hilton Garden Inn®, Hampton Inn® and Hampton Inn & Suites® trademarks are the property of Hilton Worldwide or one or more of its affiliates. For convenience, the applicable trademark or service mark symbol has been omitted but will be deemed to be included wherever the above referenced terms are used.

PART I. FINANCIAL STATEMENTS
Item 1. Financial Statements
APPLE REIT EIGHT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30,	December 31,
	2013	2012
	(unaudited)
Assets
Investment in real estate, net of accumulated depreciation of $191,502 and $163,209, respectively	$867,867	$889,222
Cash and cash equivalents	0	68
Restricted cash-furniture, fixtures and other escrows	16,274	14,420
Due from third party managers, net	7,829	4,391
Other assets, net	5,438	4,763
Total Assets	$897,408	$912,864

Liabilities
Credit facilities	$64,590	$45,300
Mortgage debt	215,763	218,719
Accounts payable and accrued expenses	24,449	20,796
Intangible liabilities, net	8,227	8,874
Total Liabilities	313,029	293,689

Shareholders' Equity
Preferred stock, authorized 15,000,000 shares; none issued and outstanding	0	0
Series A preferred stock, no par value, authorized 200,000,000 shares; issued and outstanding 92,140,005 and 92,840,914 shares, respectively	0	0
Series B convertible preferred stock, no par value, authorized 240,000 shares; issued and outstanding 240,000 shares	24	24
Common stock, no par value, authorized 200,000,000 shares; issued and outstanding 92,140,005 and 92,840,914 shares, respectively	912,063	919,605
Distributions greater than net income	(327,708)	(300,454)
Total Shareholders' Equity	584,379	619,175
Total Liabilities and Shareholders' Equity	$897,408	$912,864

See notes to consolidated financial statements.

APPLE REIT EIGHT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except per share data)

	Three months ended		Nine months ended
	September 30,		September 30,
	2013	2012	2013	2012
Revenues:
Room revenue	$52,935	$51,894	$144,790	$142,118
Other revenue	3,960	3,736	11,200	10,360
Total revenue	56,895	55,630	155,990	152,478

Expenses:
Operating expense	14,576	14,184	41,215	40,039
Hotel administrative expense	4,391	4,120	12,659	12,183
Sales and marketing	4,183	4,103	11,837	11,705
Utilities	2,410	2,377	6,368	6,305
Repair and maintenance	2,695	2,461	7,893	7,397
Franchise fees	2,318	2,234	6,225	6,028
Management fees	2,046	2,001	5,575	5,430
Property taxes, insurance and other	2,639	2,484	7,477	7,269
Land lease expense	1,600	1,599	4,805	4,802
General and administrative	1,253	1,548	3,990	4,566
Merger transaction costs	1,253	0	1,305	484
Depreciation expense	9,480	9,287	28,293	27,613
Total expenses	48,844	46,398	137,642	133,821

Operating income	8,051	9,232	18,348	18,657

Interest expense, net	(4,004)	(3,844)	(11,156)	(10,884)

Income before income taxes	4,047	5,388	7,192	7,773

Income tax expense	(39)	(53)	(141)	(150)

Net income	$4,008	$5,335	$7,051	$7,623

Basic and diluted net income per common share	$0.04	$0.06	$0.08	$0.08

Weighted average common shares outstanding - basic and diluted	92,140	92,968	92,375	93,123

See notes to consolidated financial statements.

APPLE REIT EIGHT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Nine months ended
	September 30,
	2013	2012
Cash flows from operating activities:
Net income	$7,051	$7,623
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	28,293	27,613
Amortization of deferred financing costs, fair value adjustments and other non-cash expenses, net	379	414
Changes in operating assets and liabilities:
Increase in due from third party managers, net	(3,438)	(3,370)
Increase in other assets, net	(1,340)	(1,076)
Increase in accounts payable and accrued expenses	2,966	5,268
Net cash provided by operating activities	33,911	36,472

Cash flows from investing activities:
Capital improvements	(6,251)	(10,370)
Increase in capital improvement reserves	(1,097)	(2,326)
Net cash used in investing activities	(7,348)	(12,696)

Cash flows from financing activities:
Net proceeds related to issuance of Units	4,288	8,434
Redemptions of Units	(12,003)	(13,977)
Distributions paid to common shareholders	(34,305)	(38,412)
Net proceeds from existing credit facilities	19,290	37,800
Net payments on extinguished credit facilities	0	(73,213)
Proceeds from mortgage debt	0	58,700
Payments of mortgage debt	(3,118)	(1,963)
Deferred financing costs	(783)	(1,145)
Net cash used in financing activities	(26,631)	(23,776)

Net change in cash and cash equivalents	(68)	0

Cash and cash equivalents, beginning of period	68	0

Cash and cash equivalents, end of period	$0	$0

See notes to consolidated financial statements.

APPLE REIT EIGHT, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.  Organization and Summary of Significant Accounting Policies

Organization

Apple REIT Eight, Inc., together with its wholly owned subsidiaries (the “Company”), is a Virginia corporation that has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. The Company was formed to invest in income-producing real estate in the United States. Initial capitalization occurred on January 22, 2007 and operations began on November 9, 2007 when the Company acquired its first hotels. The Company concluded its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) in April 2008. The Company’s fiscal year end is December 31. The Company has no foreign operations or assets, and its operating structure includes two reportable segments. The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated. As of September 30, 2013, the Company owned 51 hotels located in 19 states with an aggregate of 5,914 rooms.

Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with the rules and regulations for reporting on Form 10-Q. Accordingly, they do not include all of the information required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. These unaudited financial statements should be read in conjunction with the Company’s audited consolidated financial statements included in its 2012 Annual Report on Form 10-K. Operating results for the three and nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the twelve month period ending December 31, 2013.

Use of Estimates

The preparation of the financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassifications

Certain amounts in the 2012 consolidated financial statements have been reclassified to conform with the 2013 presentation with no effect on previously reported net income or shareholders’ equity.

Earnings Per Common Share

Basic earnings per common share is computed based upon the weighted average number of shares outstanding during the period. Diluted earnings per common share is calculated after giving effect to all potential common shares that were dilutive and outstanding for the period. There were no potential common shares with a dilutive effect for the three or nine months ended September 30, 2013 or 2012. As a result, basic and diluted outstanding shares were the same. Series B convertible preferred shares are not included in earnings per common share calculations until such time that such shares are eligible to be converted to common shares.

2. Merger Agreement

On August 7, 2013, Apple REIT Seven, Inc. (“Apple Seven”), Apple REIT Eight, Inc. (“Apple Eight”), Apple REIT Nine, Inc. (“Apple Nine”), Apple Seven Acquisition Sub, Inc. (“Seven Acquisition Sub”), a wholly-owned subsidiary of Apple Nine, and Apple Eight Acquisition Sub, Inc. (“Eight Acquisition Sub”), a wholly-owned subsidiary of Apple Nine, entered into an Agreement and Plan of Merger, as amended (the “Merger Agreement”). The Merger Agreement provides for the merger of Apple Seven and Apple Eight with and into Seven Acquisition Sub and Eight Acquisition Sub, respectively, which were formed solely for engaging in the mergers and have not conducted any prior activities. Upon completion of the mergers, the separate corporate existence of Apple Seven and Apple Eight will cease and Seven Acquisition Sub and Eight Acquisition Sub will be the surviving corporations. Pursuant to the terms of the Merger Agreement, upon completion of the mergers, the current Apple Nine common shares totaling 182,784,131 will remain outstanding and:

•
Each issued and outstanding unit of Apple Seven (consisting of one Apple Seven common share together with one Apple Seven Series A preferred share) will be converted into one (the “Apple Seven exchange ratio”) common share of Apple Nine, or a total of approximately 90,613,633 common shares (assuming no dissenting shares), and each issued and outstanding Series B convertible preferred share of Apple Seven will be converted into a number of Apple Nine’s common shares equal to 24.17104 multiplied by the Apple Seven exchange ratio, or a total of 5,801,050 common shares; and

•
Each issued and outstanding unit of Apple Eight (consisting of one Apple Eight common share together with one Apple Eight Series A preferred share) will be converted into 0.85 (the “Apple Eight exchange ratio”) common share of Apple Nine, or a total of approximately 78,319,004 common shares (assuming no dissenting shares), and each issued and outstanding Series B convertible preferred share of Apple Eight will be converted into a number of Apple Nine’s common shares equal to 24.17104 multiplied by the Apple Eight exchange ratio, or a total of 4,930,892 common shares.

If the mergers are approved by the shareholders of each of Apple Seven, Apple Eight and Apple Nine and all of the other conditions to the mergers are completed, Apple Eight will record an expense related to the conversion of Apple Eight’s Series B convertible preferred shares into common shares of Apple Nine. Although the final estimate of fair value may vary significantly from these estimates, Apple Nine’s preliminary estimate of the fair value of $9.00 to $11.00 per Apple Nine common share would result in an expense to Apple Eight ranging from approximately $44 million to $54 million.

The Merger Agreement contains various closing conditions, including shareholder approval by Apple Seven, Apple Eight and Apple Nine. As a result, there is no assurance that the mergers will occur. Under the Merger Agreement, Apple Seven, Apple Eight and Apple Nine may terminate the Merger Agreement under certain circumstances; however, each of the companies may be required to pay a fee of $1.7 million, plus reasonable third party expenses, to each of the other companies upon such termination. All costs related to the proposed mergers are being expensed in the period they are incurred and are included in the merger transaction costs in the Company’s consolidated statements of operations. In connection with these activities, the Company incurred approximately $1.3 million in expenses for the nine months ended September 30, 2013.

3.  Credit Facilities and Mortgage Debt

In March 2012, the Company entered into a $60 million unsecured revolving credit facility with a commercial bank that is utilized for working capital, hotel renovations, and other general corporate funding purposes, including the payment of redemptions and distributions. Under the terms of the credit agreement, the Company may make voluntary prepayments in whole or in part at any time.  The Company entered into a modification of this facility during the second quarter of 2013 in order to extend the maturity date of the facility; the Company also increased the available borrowing commitment to $70 million. The credit facility, as amended, matures in April 2015; however, the Company has the right, upon satisfaction of certain conditions, including covenant compliance and payment of an extension fee, to extend the maturity date to April 2016. Interest payments are due monthly, and the interest rate is equal to either one-month LIBOR (the London Inter-Bank Offered Rate for a one-month term) plus a margin ranging from 2.25% to 3.00%, depending on the Company’s leverage ratio as calculated under the terms of the credit agreement, or the prime interest rate plus a margin ranging from 1.25% to 2.00%, at the Company’s option. The Company is also required to pay an unused facility fee of 0.25% to 0.35% on the average unused portion of the credit facility.

As of September 30, 2013 and December 31, 2012, the credit facility had an outstanding principal balance of $64.5 million and $45.3 million and an annual interest rate of approximately 2.93% and 3.21%, respectively. The Company incurred loan modification costs of approximately $0.4 million, which are being amortized as interest expense from the date of modification to the loan’s April 2015 maturity date. The credit facility contains customary affirmative covenants, negative covenants and events of defaults. The amended credit facility contains the following quarterly financial covenants (capitalized terms are defined in the credit agreement):

·	Tangible Net Worth must exceed $275 million;

·	Total Debt to Asset Value must not exceed 55%;

·
Distributions, net of proceeds from the Company’s Dividend Reinvestment Program, cannot exceed $16.5 million during the second quarter of 2013 and $12.5 million during any quarter thereafter, and quarterly dividends cannot exceed $0.1169 per share, effective with the second quarter of 2013, unless such Distributions are less than total Funds From Operations for the quarter;

·	Loan balance must not exceed 50% of the Unencumbered Asset Value;

·	Ratio of Net Operating Income, for the Company’s unencumbered properties compared to an Implied Debt Service for the properties must exceed two; and

·	Ratio of net income before depreciation and interest expense to total Fixed Charges, on a cumulative 12 month basis, must exceed two.

The Company was in compliance with each of these covenants at September 30, 2013.

In April 2013, the Company entered into a term loan agreement with the same commercial bank providing for up to $15 million in unsecured borrowings. Proceeds of the term loan facility were used for general working capital purposes, including reduction of the Company’s outstanding balance on its unsecured credit facility. Borrowings under this facility bore interest at 2.5% plus one-month LIBOR. In June 2013, this term loan facility was paid in full and extinguished.

In April 2013, the Company entered into a modification of loan terms with the lender for the mortgage note payable jointly secured by the Company’s Burbank, California Residence Inn and Oceanside, California Residence Inn. The mortgage loan’s maturity was extended from January 2015 to January 2017, with an option for the Company to extend the maturity for one additional year. The mortgage loan’s variable interest rate was reduced from one-month LIBOR plus 4.25% to one-month LIBOR plus 3.24%. Additionally, effective in January 2015, the loan’s variable rate interest will be further reduced by 0.10% to an interest rate of one-month LIBOR plus 3.14%. The mortgage loan had a balance outstanding of approximately $39.5 million at September 30, 2013; interest and principal payments of $65,000 are payable each month through maturity of the loan. The Company incurred loan modification costs of approximately $0.2 million, which are being amortized as interest expense from date of modification to the loan’s January 2017 maturity date. To effectively fix the interest rate on the mortgage loan for the period from the original maturity date in January 2015 through the modified maturity date in January 2017, the Company entered into a forward interest rate swap agreement with the same commercial lender simultaneous with the loan modification agreement. Under terms of the interest rate swap agreement, the Company agrees, effective in January 2015, to pay a monthly fixed interest rate of 1.10% and receive a floating rate of interest equal to the one-month LIBOR, effectively fixing the interest rate of the modified mortgage loan at 4.24% for the period from January 2015 through maturity in January 2017. The Company also has an interest rate swap through the original maturity of January 2015 that effectively fixes the interest rate from the date of amendment through January 2015 at 4.24%. The notional amounts of the swaps will amortize in tandem with the amortization of the loan.

In June 2013, the Company entered into an $8.3 million secured revolving credit facility with a commercial bank that is available for working capital, hotel renovations, and other general corporate funding purposes, including the payment of redemptions and distributions. This facility is jointly secured by the Company’s Texarkana, Texas Courtyard and Texarkana, Texas TownePlace Suites. The credit facility matures in June 2014. Interest payments are due monthly, and the interest rate is equal to the greater of the prime interest rate or 4.50%. The Company incurred loan origination costs of approximately $0.1 million, which are being amortized as interest expense from date of origination to the credit facility’s June 2014 maturity date. As of September 30, 2013, the credit facility had an outstanding principal balance of $0.1 million and an annual interest rate of 4.50%. The credit facility is subject to the same financial covenants as the Company’s unsecured credit facility.

4.  Fair Value of Financial Instruments

The Company estimates the fair value of its debt by discounting the future cash flows of each instrument at estimated market rates consistent with the maturity of the debt obligation with similar credit terms and credit characteristics, which are Level 3 inputs. Market rates take into consideration general market conditions and maturity.  As of September 30, 2013, the carrying value and estimated fair value of the Company’s debt was approximately $280.4 million and $290.6 million. As of December 31, 2012, the carrying value and estimated fair value of the Company’s debt was $264.0 million and $275.4 million.

As of September 30, 2013, the Company had three outstanding interest rate swap agreements that effectively fix the interest rate on two separate variable-rate mortgage loans. The notional amounts, effective dates, maturity dates, and fair values for these agreements are as follows (all dollars in thousands):

Related property/mortgage	Effective date	Notional amount at 9/30/13	Maturity date	Fair value
Westford Residence Inn	10/1/2010	$6,593	10/1/2015	$(186)
Oceanside Residence Inn/Burbank Residence Inn	1/13/2012	39,480	1/13/2015	(357)
Oceanside Residence Inn/Burbank Residence Inn	1/13/2015	38,440	1/13/2017	61
Total				$(482)

At September 30, 2013 and December 31, 2012, the Company’s outstanding interest rate swap agreements were recorded at a fair value of $0.5 million (liability) and $0.8 million (liability), respectively and were included in accounts payable and accrued expenses. The fair value of the Company’s interest rate swap agreements are determined using the market standard methodology of netting the discounted future fixed cash payments and the discounted expected variable cash receipts, which is considered a Level 2 measurement within the Accounting Standards Codification’s fair value hierarchy. The variable cash receipts are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves. These derivatives are not designated by the Company as hedges for accounting purposes, and the changes in the fair value are recorded to interest expense, net in the consolidated statements of operations. For each of the three-month periods ended September 30, 2013 and 2012, the change in fair value resulted in a net increase of $0.1 million to interest expense, net. For the nine months ended September 30, 2013 and 2012, the change in fair value resulted in a net decrease of approximately $0.3 million and a net increase of $0.1 million, respectively, to interest expense, net.

The carrying value of the Company’s other financial instruments approximates fair value due to the short-term nature of these financial instruments.

5.   Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties. These transactions cannot be construed to be at arm’s length and the results of the Company’s operations may be different if these transactions were conducted with non-related parties. The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to the contracts, as well as any new significant related party transactions. There were no changes to the contracts discussed in this section and no new significant related party transactions during the nine months ended September 30, 2013 (other than the transactions related to the completion of Apple REIT Six, Inc.’s merger with a third party and the Merger Agreement and related transactions discussed below).  The Board of Directors is not required to approve each individual transaction that falls under the related party relationships. However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The term the “Apple REIT Entities” means Apple REIT Six, Inc. (“Apple Six”), Apple REIT Seven, Inc. (“Apple Seven”), Apple REIT Eight, Inc. (“Apple Eight”), Apple REIT Nine, Inc. (“Apple Nine”) and Apple REIT Ten, Inc. (“Apple Ten”). The term the “Advisors” means Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc. (“A8A”), Apple Nine Advisors, Inc. (“A9A”), Apple Ten Advisors, Inc., Apple Suites Realty Group, Inc. (“ASRG”) and Apple Six Realty Group, Inc. The Advisors are wholly owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company. Mr. Knight is also Chairman and Chief Executive Officer of Apple Seven, Apple Nine and Apple Ten. Members of the Company’s Board of Directors are also on the Board of Directors of Apple Seven, Apple Nine and Apple Ten.

On May 14, 2013, Apple Six merged with and into an entity that is not affiliated with the Apple REIT Entities or the Advisors. Pursuant to the terms and conditions of the merger agreement, dated as of November 29, 2012, upon completion of the merger, the separate corporate existence of Apple Six ceased (the “A6 Merger”). Prior to the A6 Merger, Glade M. Knight was Chairman and Chief Executive Office of Apple Six and members of the Company’s Board of Directors were also on the Board of Directors of Apple Six.

ASRG Agreement

The Company has a contract with ASRG to acquire and dispose of real estate assets for the Company. A fee of 2% of the gross purchase price or gross sale price in addition to certain reimbursable expenses is paid to ASRG for these services.  No fees or expenses were incurred by the Company during the nine months ended September 30, 2013 and 2012 under this contract.

A8A Agreement

The Company is party to an advisory agreement with A8A, pursuant to which A8A provides management services to the

Company. A8A provides these management services through Apple Fund Management, LLC (“AFM”), which immediately after the A6 Merger became a wholly-owned subsidiary of A9A. This transaction between A9A and Apple Six was made with no cash consideration exchanged between the entities. Prior to May 14, 2013, AFM was a wholly-owned subsidiary of Apple Six. An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses as described below, are payable to A8A for these management services. Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $0.8 million for each of the nine-month periods ended September 30, 2013 and 2012.

Apple REIT Entities and Advisors Cost Sharing Structure

In addition to the fees payable to A8A, the Company reimbursed to A8A, or paid directly to AFM on behalf of A8A, approximately $1.3 million for both of the nine-month periods ended September 30, 2013 and 2012. The costs are included in general and administrative expenses and are for the Company’s allocated share of the staffing and related costs provided by AFM at the direction of A8A.

AFM is an affiliate of each of the Advisors. Each of the Advisors provides management services through the use of AFM to, respectively, Apple Six (prior to the A6 Merger), Apple Seven, Apple Eight, Apple Nine and Apple Ten. In connection with the A6 Merger, effective May 14, 2013, the entire membership interest of Apple Six in AFM was transferred and assigned to A9A, which then became the sole member of AFM. As part of the assignment, A9A and the other Advisors agreed to indemnify the buyer of Apple Six for liabilities related to AFM. The assignment of AFM’s interest to A9A had no impact on the Company’s advisory agreement with A8A or the process of allocating costs from AFM to the Apple REIT Entities or Advisors as described below, except Apple Six and its advisors, Apple Six Advisors, Inc. and Apple Six Realty Group, Inc. (collectively “A6 Advisors”), no longer participate in the cost sharing arrangement, thereby increasing the remaining companies’ share of the allocated costs.

Also, in connection with the A6 Merger, on May 13, 2013, Apple Nine acquired from Apple Six the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and assumed the Fort Worth, Texas office lease agreement. As described below, any costs associated with the Headquarters and office lease, including office rent, utilities, office supplies, etc. (“Office Related Costs”) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple Six and A6 Advisors.

Prior to the A6 Merger, amounts reimbursed to AFM included both compensation for personnel and Office Related Costs used by the companies. As discussed above, as a result of the A6 Merger, beginning on May 14, 2013, Office Related Costs are now allocated from Apple Nine to the other Apple REIT Entities and Advisors, excluding Apple Six and A6 Advisors. Each of these companies has agreed to reimburse Apple Nine for its share of these costs. From the period May 14, 2013 through September 30, 2013, the Company reimbursed Apple Nine approximately $0.1 million for its share of Office Related Costs, which are included in general and administrative costs in the Company’s consolidated statements of operations.

All of the Office Related Costs and costs of AFM are allocated among the Apple REIT Entities and the Advisors, excluding Apple Six and A6 Advisors after the A6 Merger. The allocation of costs is reviewed at least annually by the Compensation Committees of the Apple REIT Entities. In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each company’s level of business activity and the extent to which each company requires the services of particular personnel of AFM. Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company. Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described above allows the companies to share costs yet attract and retain superior executives and staff. The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements. Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

As part of the cost sharing arrangements, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities and Advisors (excluding Apple Six and A6 Advisors after the A6 Merger). To efficiently manage cash disbursements, an individual Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) may make payments for any or all of the related companies. The amounts due to or from the related Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) are reimbursed or collected and are not significant in amount.

The Company has incurred legal fees associated with the Legal Proceedings and Related Matters discussed herein. The Company also incurs other professional fees such as accounting, auditing and reporting. These fees are included in general and administrative expense in the Company’s consolidated statements of operations. To be cost effective, these services received by the Company are shared as applicable across the other Apple REIT Entities (excluding Apple Six after the A6 Merger). The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services. The total costs for the Legal Proceedings and Related Matters discussed herein for all of the Apple REIT Entities was approximately $2.2 million for the nine months ended September 30, 2013, of which approximately $0.5 million was allocated to the Company. Total costs for the nine months ended September 30, 2012 for all of the Apple REIT Entities was approximately $5.7 million, of which approximately $1.2 million was allocated to the Company.

Apple Air Holding, LLC (“Apple Air”) Membership Interest

Included in other assets, net on the Company’s consolidated balance sheet is a 24% equity investment in Apple Air. The other current members of Apple Air are Apple Seven, Apple Nine and Apple Ten. In connection with the A6 Merger, on May 13, 2013, Apple Ten acquired its membership interest in Apple Air from Apple Six. Through its equity investment, the Company has access to Apple Air’s aircraft for asset management and renovation purposes. The Company’s equity investment was approximately $1.7 million and $1.9 million as of September 30, 2013 and December 31, 2012. The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly. For the nine months ended September 30, 2013 and 2012, the Company recorded a loss of approximately $181,000 and $145,000 respectively, as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft, and is included in general and administrative expense in the Company’s consolidated statements of operations.

Merger Agreement and Related Transactions

Concurrently with the execution of the Merger Agreement (as discussed in note 2), on August 7, 2013, Apple Seven, Apple Eight and Apple Nine entered into a termination agreement, as amended (the “Termination Agreement”) with Apple Seven Advisors, Inc., A8A, A9A and ASRG, effective immediately before the completion of the mergers. Pursuant to the Termination Agreement, the existing advisory agreements and property acquisition/disposition agreements with respect to Apple Seven, Apple Eight and Apple Nine will be terminated. The Termination Agreement does not provide for any separate payments to be made in connection with the termination of the existing advisory agreements and property acquisition/disposition agreements. As a result, if the merger is completed, Apple Seven, Apple Eight and Apple Nine will no longer pay the various fees currently paid to its respective advisors.

6.  Shareholder’s Equity

Unit Redemption Program

In October 2008, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year. Shareholders may request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned for less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years. The maximum number of Units that may be redeemed in any given year is five percent of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption. The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program. On June 27, 2013, the Company announced the suspension of its Unit Redemption Program as it evaluated the potential merger transaction. Under the Merger Agreement, the Company is required to continue the suspension of the program until the Merger Agreement is terminated or the mergers are completed.

Since inception of the program through September 30, 2013, the Company has redeemed approximately 8.5 million Units representing $91.3 million, including 1.1 million Units in the amount of $12.0 million and 1.3 million Units in the amount of $14.0 million redeemed during the nine months ended September 30, 2013 and 2012, respectively. Since the first quarter of 2011, the total redemption requests have exceeded the authorized amount of redemptions and, as a result, the Board of Directors has limited the amount of redemptions as deemed prudent. Therefore, as contemplated in the program, beginning with the first quarter 2011 redemption, the Company redeemed Units on a pro-rata basis.  Prior to 2011, the Company redeemed 100% of redemption requests. The following is a summary of Unit redemptions during 2012 and the first nine months of 2013:

Redemption Date	Total Requested Unit Redemptions at Redemption Date	Units Redeemed	Total Redemption Requests not Redeemed at Redemption Date
First Quarter 2012	18,910,430	454,405	18,456,025
Second Quarter 2012	18,397,381	454,638	17,942,743
Third Quarter 2012	18,607,044	362,553	18,244,491
Fourth Quarter 2012	19,112,925	391,142	18,721,783
First Quarter 2013	19,485,287	434,573	19,050,714
Second Quarter 2013	20,938,382	657,736	20,280,646

Dividend Reinvestment Plan

In the second quarter of 2008, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company. The uses of the proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels. The Company has registered 10 million Units for potential issuance under the plan. Since inception of the plan through September 30, 2013, approximately 9.5 million Units, representing approximately $104.2 million in proceeds to the Company, were issued under the plan. During the nine months ended September 30, 2013 and 2012, approximately 0.4 million and 0.8 million Units were issued under the plan representing approximately $4.3 million and $8.4 million in proceeds to the Company, respectively.  On June 27, 2013, the Company announced the suspension of its Dividend Reinvestment Plan as it evaluated the potential merger transaction. Under the Merger Agreement, the Company is required to continue the suspension of the plan until the Merger Agreement is terminated or the mergers are completed.

Distributions

For the three months ended September 30, 2013 and 2012, the Company made distributions of $0.1169 and $0.1375 per common share, for a total of $10.8 million and $12.8 million, respectively. For the nine months ended September 30, 2013 and 2012, the Company made distributions of $0.3712 and $0.4125 per common share, for a total of $34.3 million and $38.4 million, respectively. In 2013, the Company’s Board of Directors approved a reduction of the monthly distribution rate to $0.038958 ($0.4675 on an annual basis) effective for the distribution paid in April 2013. The Company’s distributions continue to be paid monthly.

7.  Industry Segments

The Company has two reportable segments: the New York hotel and all other hotels. The New York hotel is a full service hotel in New York City, New York. The Company’s other hotels are extended-stay and select service hotel properties throughout the United States that generate rental and other property related income. The Company separately evaluates the performance of each of its hotel properties. However, because each of the hotels has similar economic characteristics, facilities, and services, and each hotel is not individually significant, other than the New York hotel, the other properties have been aggregated into a single reportable segment. The Company does not allocate corporate-level accounts to its reportable segments, including corporate general and administrative expenses, non-operating interest income and interest expense. The following table summarizes the results of operations and assets for each segment for the three and nine months ended September 30, 2013 and 2012. Dollar amounts are in thousands.

	For the three months ended September 30, 2013
	New York,
	New York	All Other
	Hotel	Hotels	Corporate	Consolidated
Total revenue	$5,493	$51,402	$0	$56,895
Hotel expenses	5,255	31,603	0	36,858
General and administrative expense	0	0	1,253	1,253
Merger transaction costs	0	0	1,253	1,253
Depreciation expense	1,620	7,860	0	9,480
Operating income/(loss)	(1,382)	11,939	(2,506)	8,051
Interest expense, net	0	(3,431)	(573)	(4,004)
Income tax expense	0	(39)	0	(39)
Net income/(loss)	$(1,382)	$8,469	$(3,079)	$4,008

Total assets	$103,167	$791,888	$2,353	$897,408

	For the nine months ended September 30, 2013
	New York,
	New York	All Other
	Hotel	Hotels	Corporate	Consolidated
Total revenue	$16,463	$139,527	$0	$155,990
Hotel expenses	15,027	89,027	0	104,054
General and administrative expense	0	0	3,990	3,990
Merger transaction costs	0	0	1,305	1,305
Depreciation expense	4,881	23,412	0	28,293
Operating income/(loss)	(3,445)	27,088	(5,295)	18,348
Interest expense, net	0	(9,524)	(1,632)	(11,156)
Income tax expense	0	(141)	0	(141)
Net income/(loss)	$(3,445)	$17,423	$(6,927)	$7,051

Total assets	$103,167	$791,888	$2,353	$897,408

	For the three months ended September 30, 2012
	New York,
	New York	All Other
	Hotel	Hotels	Corporate	Consolidated
Total revenue	$5,558	$50,072	$0	$55,630
Hotel expenses	5,029	30,534	0	35,563
General and administrative expense	0	0	1,548	1,548
Merger transaction costs	0	0	0	0
Depreciation expense	1,639	7,648	0	9,287
Operating income/(loss)	(1,110)	11,890	(1,548)	9,232
Interest expense, net	0	(3,255)	(589)	(3,844)
Income tax expense	0	(53)	0	(53)
Net income/(loss)	$(1,110)	$8,582	$(2,137)	$5,335

Total assets	$107,948	$815,157	$2,236	$925,341

	For the nine months ended September 30, 2012
	New York,
	New York	All Other
	Hotel	Hotels	Corporate	Consolidated
Total revenue	$16,171	$136,307	$0	$152,478
Hotel expenses	15,131	86,027	0	101,158
General and administrative expense	0	0	4,566	4,566
Merger transaction costs	0	0	484	484
Depreciation expense	4,930	22,683	0	27,613
Operating income/(loss)	(3,890)	27,597	(5,050)	18,657
Interest expense, net	0	(9,237)	(1,647)	(10,884)
Income tax expense	0	(150)	0	(150)
Net income/(loss)	$(3,890)	$18,210	$(6,697)	$7,623

Total assets	$107,948	$815,157	$2,236	$925,341

8.  Legal Proceedings and Related Matters

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc. et al. putative class action lawsuit, which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, which was dismissed in April 2013, was purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Entities, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, and alleges that the Apple REIT Entities “misrepresented the investment objectives of the Apple REITs, the dividend payment policy of the Apple REITs, and the value of their Apple REIT investments.” The consolidated complaint asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933, as well as claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On April 18, 2012, the Company, and the other defendants moved to dismiss the consolidated complaint in the In re Apple REITs Litigation. By Order entered on March 31, 2013 and opinion issued on April 3, 2013, the Court dismissed the consolidated complaint in its entirety with prejudice and without leave to amend. Plaintiffs filed a Notice of Appeal to the Second Circuit Court of Appeals on April 12, 2013, and filed their Brief for Plaintiffs-Appellants on July 26, 2013. Defendants-Appellees filed their Briefs on October 25, 2013. The Company believes that Plaintiffs’ claims against it, its officers and directors and other Apple REIT Entities were properly dismissed by the lower court, and intends to vigorously defend the judgment as entered. In the event some or all of Plaintiffs’ claims are revived as a result of Plaintiffs’ appeal, the Company will, once again, defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

The Securities and Exchange Commission (“SEC”) staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company's filings with the SEC beginning in 2008, as well as the Company's review of certain transactions involving the Company and the other Apple REIT Entities. The Company intends to continue to cooperate with the SEC staff, and it is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers. The Company does not believe the issues raised by the SEC staff affect the material accuracy of the Company's consolidated financial statements. At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution.

9.  Subsequent Events

In October 2013, the Company declared and paid approximately $3.6 million, or $0.038958 per outstanding common share, in distributions to its common shareholders.

Item 2.  Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

This quarterly report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company, Apple REIT Seven, Inc. or Apple REIT Nine, Inc. to obtain required shareholder or other third-party approvals required to consummate the proposed mergers, under which Apple REIT Seven, Inc. and Apple REIT Eight, Inc. would be merged with and into wholly owned subsidiaries of Apple REIT Nine, Inc.; the satisfaction or waiver of other conditions in the merger agreement; a material adverse effect on the Company, Apple REIT Seven, Inc. or Apple REIT Nine, Inc.; the outcome of any legal proceedings that may be instituted against the Company, Apple REIT Seven, Inc. or Apple REIT Nine, Inc. and others related to the merger agreement; the ability of the Company to implement its acquisition strategy and operating strategy; the Company’s ability to manage planned growth; changes in economic cycles; financing risks; the outcome of current and future litigation, regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classifications as a real estate investment trust; and competition within the hotel and real estate industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in the quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the Company’s financial statements and the notes thereto, as well as the risk factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”). Any forward-looking statement that the Company makes speaks only as of the date of this report. The Company undertakes no obligation to publically update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Overview

Apple REIT Eight, Inc., together with its wholly owned subsidiaries (the “Company”), was formed to invest in income-producing real estate in the United States. The Company was initially capitalized on January 22, 2007, with its first investor closing on July 27, 2007. The Company completed its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) in April 2008. The Company has elected to be treated as a Real Estate Investment Trust (“REIT”) for federal income tax purposes.  As of September 30, 2013, the Company owned 51 hotels within different markets in the United States. The Company’s first hotels were acquired on November 9, 2007.

Hotel Operations

Although hotel performance can be influenced by many factors including local competition, local and general economic conditions in the United States and the performance of individual managers assigned to each hotel, performance of the hotels as compared to other hotels within their respective local markets, in general, has met the Company’s expectations for the period owned. With the significant decline in economic conditions throughout the United States over the 2008 through 2010 time period, overall performance of the Company’s hotels has not met expectations since acquisition. The hotel industry and the Company continue to see improvement in revenue as compared to the prior year. The Company’s growth rate has trailed that of the industry due to certain of its markets trailing average growth. Most of the trailing markets have been impacted by declines in government spending. Although there is no way to predict future general economic conditions, and there are several key factors that may continue to negatively affect the economic recovery in the United States and add to general market uncertainty, including but not limited to, the continued high levels of unemployment, the slow pace of the economic recovery in the United States and the ongoing uncertainty surrounding the fiscal policy of the United States (including the “sequester,” tax increases and potential government spending cuts), the Company and industry are forecasting a low to mid-single-digit percentage increase in revenue for 2013 as compared to 2012 revenue, which is expected to continue into 2014.

In evaluating financial condition and operating performance, the most important indicators on which the Company focuses are revenue measurements, such as average occupancy, average daily rate (“ADR”), revenue per available room (“RevPAR”), and market yield which compares an individual hotel’s results to others in its local market, and expenses, such as hotel operating expenses, general and administrative expenses and other expenses described below.

The following is a summary of the Company’s results for the three and nine months ended September 30, 2013 and 2012:

	Three months ended September 30,					Nine months ended September 30,
		Percent of		Percent of	Percent		Percent of		Percent of	Percent
(in thousands, except statistical data)	2013	Revenue	2012	Revenue	Change	2013	Revenue	2012	Revenue	Change

Total revenue	$56,895	100%	$55,630	100%	2%	$155,990	100%	$152,478	100%	2%
Hotel operating expenses	32,619	57%	31,480	57%	4%	91,772	59%	89,087	58%	3%
Property taxes, insurance and other expense	2,639	5%	2,484	4%	6%	7,477	5%	7,269	5%	3%
Land lease expense	1,600	3%	1,599	3%	0%	4,805	3%	4,802	3%	0%
General and administrative expense	1,253	2%	1,548	3%	-19%	3,990	3%	4,566	3%	-13%

Merger transaction costs	1,253		0		n/a	1,305		484		170%
Depreciation	9,480		9,287		2%	28,293		27,613		2%
Interest expense, net	4,004		3,844		4%	11,156		10,884		2%
Income tax expense	39		53		-26%	141		150		-6%

Number of hotels	51		51		0%	51		51		0%
Average Market Yield(1)	125		124		1%	127		126		1%
ADR	$125		$121		3%	$120		$116		3%
Occupancy	78%		78%		0%	75%		75%		0%
RevPAR	$97		$94		3%	$90		$87		3%
Room nights sold (2)	423,313		420,917		1%	1,212,804		1,208,246		0%
Room nights available (3)	543,996		539,868		1%	1,615,488		1,608,466		0%

(1) Calculated from data provided by Smith Travel Research, Inc.®  Excludes hotels under renovation during the applicable periods.
(2) Represents the number of room nights sold during the period.
(3) Represents the number of rooms owned by the Company multiplied by the number of nights in the period.

Merger Agreement

On August 7, 2013, Apple REIT Seven, Inc. (“Apple Seven”), Apple REIT Eight, Inc. (“Apple Eight”), Apple REIT Nine, Inc. (“Apple Nine”), Apple Seven Acquisition Sub, Inc. (“Seven Acquisition Sub”), a wholly-owned subsidiary of Apple Nine, and Apple Eight Acquisition Sub, Inc. (“Eight Acquisition Sub”), a wholly-owned subsidiary of Apple Nine, entered into an Agreement and Plan of Merger, as amended (the “Merger Agreement”). The Merger Agreement provides for the merger of Apple Seven and Apple Eight with and into Seven Acquisition Sub and Eight Acquisition Sub, respectively, which were formed solely for engaging in the mergers and have not conducted any prior activities. Upon completion of the mergers, the separate corporate existence of Apple Seven and Apple Eight will cease and Seven Acquisition Sub and Eight Acquisition Sub will be the surviving corporations. Pursuant to the terms of the Merger Agreement, upon completion of the mergers, the current Apple Nine common shares totaling 182,784,131 will remain outstanding and:

•
Each issued and outstanding unit of Apple Seven (consisting of one Apple Seven common share together with one Apple Seven Series A preferred share) will be converted into one (the “Apple Seven exchange ratio”) common share of Apple Nine, or a total of approximately 90,613,633 common shares (assuming no dissenting shares), and each issued and outstanding Series B convertible preferred share of Apple Seven will be converted into a number of Apple Nine’s common shares equal to 24.17104 multiplied by the Apple Seven exchange ratio, or a total of 5,801,050 common shares; and

•
Each issued and outstanding unit of Apple Eight (consisting of one Apple Eight common share together with one Apple Eight Series A preferred share) will be converted into 0.85 (the “Apple Eight exchange ratio”) common share of Apple Nine, or a total of approximately 78,319,004 common shares (assuming no dissenting shares), and each issued and outstanding Series B convertible preferred share of Apple Eight will be converted into a number of Apple Nine’s common shares equal to 24.17104 multiplied by the Apple Eight exchange ratio, or a total of 4,930,892 common shares.

If the mergers are approved by the shareholders of each of Apple Seven, Apple Eight and Apple Nine and all of the other conditions to the mergers are completed, Apple Eight will record an expense related to the conversion of Apple Eight’s Series B convertible preferred shares into common shares of Apple Nine. Although the final estimate of fair value may vary significantly from these estimates, Apple Nine’s preliminary estimate of the fair value of $9.00 to $11.00 per Apple Nine common share would result in an expense to Apple Eight ranging from approximately $44 million to $54 million.

The Merger Agreement contains various closing conditions, including shareholder approval by Apple Seven, Apple Eight and Apple Nine. As a result, there is no assurance that the mergers will occur. Under the Merger Agreement, Apple Seven, Apple Eight and Apple Nine may terminate the Merger Agreement under certain circumstances; however, each of the companies may be required to pay a fee of $1.7 million, plus reasonable third party expenses, to each of the other companies upon such termination. All costs related to the proposed mergers are being expensed in the period they are incurred and are included in the merger transaction costs in the Company’s consolidated statements of operations. In connection with these activities, the Company incurred approximately $1.3 million in expenses for the nine months ended September 30, 2013.

Legal Proceedings

The term the “Apple REIT Entities” means Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc. et al. putative class action lawsuit, which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, which was dismissed in April 2013, was purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Entities, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, and alleges that the Apple REIT Entities “misrepresented the investment objectives of the Apple REITs, the dividend payment policy of the Apple REITs, and the value of their Apple REIT investments.” The consolidated complaint asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933, as well as claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On April 18, 2012, the Company, and the other defendants moved to dismiss the consolidated complaint in the In re Apple REITs Litigation. By Order entered on March 31, 2013 and opinion issued on April 3, 2013, the Court dismissed the consolidated complaint in its entirety with prejudice and without leave to amend. Plaintiffs filed a Notice of Appeal to the Second Circuit Court of Appeals on April 12, 2013, and filed their Brief for Plaintiffs-Appellants on July 26, 2013. Defendants-Appellees filed their Briefs on October 25, 2013. The Company believes that Plaintiffs’ claims against it, its officers and directors and other Apple REIT Entities were properly dismissed by the lower court, and intends to vigorously defend the judgment as entered. In the event some or all of Plaintiffs’ claims are revived as a result of Plaintiffs’ appeal, the Company will, once again, defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

 Hotels Owned

The following table summarizes the location, brand, manager, date acquired, number of rooms and gross purchase price for each of the 51 hotels the Company owned at September 30, 2013. All dollar amounts are in thousands.

				Date		Purchase
City	State	Brand	Manager	Acquired	Rooms	Price
Birmingham	AL	Homewood Suites	McKibbon	5/23/2008	95	$16,500
Rogers	AR	Fairfield Inn & Suites	Raymond	2/29/2008	99	8,000
Rogers	AR	Residence Inn	Raymond	2/29/2008	88	11,744
Springdale	AR	Residence Inn	Intermountain	3/14/2008	72	5,606
Burbank	CA	Residence Inn	Marriott	5/13/2008	166	50,500
Cypress	CA	Courtyard	Dimension	4/30/2008	180	31,164
Oceanside	CA	Residence Inn	Marriott	5/13/2008	125	28,750
Sacramento	CA	Hilton Garden Inn	Dimension	3/7/2008	154	27,630
San Jose	CA	Homewood Suites	Dimension	7/2/2008	140	21,862
Tulare	CA	Hampton Inn & Suites	Inn Ventures	6/26/2008	86	10,331
Jacksonville	FL	Homewood Suites	McKibbon	6/17/2008	119	23,250
Sanford	FL	SpringHill Suites	LBA	3/14/2008	105	11,150
Tallahassee	FL	Hilton Garden Inn	LBA	1/25/2008	85	13,200
Tampa	FL	TownePlace Suites	McKibbon	6/17/2008	95	11,250
Port Wentworth	GA	Hampton Inn	Newport	1/2/2008	106	10,780
Savannah	GA	Hilton Garden Inn	Newport	7/31/2008	105	12,500
Overland Park	KS	SpringHill Suites	True North	3/17/2008	102	8,850
Overland Park	KS	Residence Inn	True North	4/30/2008	120	15,850
Overland Park	KS	Fairfield Inn & Suites	True North	8/20/2008	110	12,050
Wichita	KS	Courtyard	Intermountain	6/13/2008	90	8,874
Bowling Green	KY	Hampton Inn	Newport	12/6/2007	130	18,832
Marlborough	MA	Residence Inn	True North	1/15/2008	112	20,200
Westford	MA	Hampton Inn & Suites	True North	3/6/2008	110	15,250
Westford	MA	Residence Inn	True North	4/30/2008	108	14,850
Annapolis	MD	Hilton Garden Inn	White	1/15/2008	126	25,000
Kansas City	MO	Residence Inn	True North	4/30/2008	106	17,350
Carolina Beach	NC	Courtyard	Crestline	6/5/2008	144	24,214
Concord	NC	Hampton Inn	Newport	3/7/2008	101	9,200
Dunn	NC	Hampton Inn	McKibbon	1/24/2008	120	12,500
Fayetteville	NC	Residence Inn	Intermountain	5/9/2008	92	12,201
Greensboro	NC	SpringHill Suites	Newport	11/9/2007	82	8,000
Matthews	NC	Hampton Inn	Newport	1/15/2008	92	11,300
Wilmington	NC	Fairfield Inn & Suites	Crestline	12/11/2008	122	14,800
Winston-Salem	NC	Courtyard	McKibbon	5/19/2008	122	13,500
Somerset	NJ	Courtyard	Newport	11/9/2007	162	16,000
New York	NY	Renaissance	Marriott	1/4/2008	204	99,000
Tulsa	OK	Hampton Inn & Suites	Western	12/28/2007	102	10,200
Columbia	SC	Hilton Garden Inn	Newport	9/22/2008	143	21,200
Greenville	SC	Residence Inn	McKibbon	5/19/2008	78	8,700
Hilton Head	SC	Hilton Garden Inn	McKibbon	5/29/2008	104	13,500
Chattanooga	TN	Homewood Suites	LBA	12/14/2007	76	8,600
Texarkana	TX	Courtyard	Intermountain	3/7/2008	90	12,924
Texarkana	TX	TownePlace Suites	Intermountain	3/7/2008	85	9,057
Charlottesville	VA	Courtyard	Crestline	6/5/2008	139	27,900
Chesapeake	VA	Marriott	Crestline	10/21/2008	226	38,400
Harrisonburg	VA	Courtyard	Newport	11/16/2007	125	23,219
Suffolk	VA	Courtyard	Crestline	7/2/2008	92	12,500
Suffolk	VA	TownePlace Suites	Crestline	7/2/2008	72	10,000
Virginia Beach	VA	Courtyard	Crestline	6/5/2008	141	27,100
Virginia Beach	VA	Courtyard	Crestline	6/5/2008	160	39,700
Tukwila	WA	Homewood Suites	Dimension	7/2/2008	106	15,707
					5,914	$950,745

Results of Operations

As of September 30, 2013, the Company owned 51 hotels with 5,914 rooms. The Company’s portfolio of hotels owned is unchanged since 2008. Hotel performance is impacted by many factors including economic conditions in the United States as well as each locality. Although hampered by government spending uncertainty, economic indicators in the United States have shown evidence of a sustainable recovery, which continues to overall positively impact the lodging industry. As a result, the Company’s revenue improved in the three and nine-month periods ending September 30, 2013 as compared to the same periods of 2012 and the Company expects continued improvement in revenue in 2013 as compared to 2012 and into 2014. The Company’s hotels in general have shown results consistent with their markets.

The Company separately evaluates the performance of each of its hotel properties. Due to the significance of the New York, New York hotel, the Company has two reportable segments.

Revenues

The Company’s principal source of revenue is hotel revenue consisting of room and other related revenue. For the three months ended September 30, 2013 and 2012, the Company had total revenue of $56.9 million and $55.6 million. Revenue for the hotel located in New York, New York (the “New York hotel”) was $5.5 million and $5.6 million, or 10% of total revenue for the three months ended September 30, 2013 and 2012. For the three months ended September 30, 2013, the hotels achieved combined average occupancy of approximately 78%, ADR of $125 and RevPAR of $97. The New York hotel had average occupancy of 81%, ADR of $289 and RevPAR of $236. For the three months ended September 30, 2012, the hotels achieved combined average occupancy of approximately 78%, ADR of $121 and RevPAR of $94. For the same period, the New York hotel had average occupancy of 87%, ADR of $264 and RevPAR of $229. RevPAR is calculated as ADR multiplied by the occupancy percentage. ADR is calculated as room revenue divided by the number of rooms sold.

For the nine months ended September 30, 2013 and 2012, the Company had total revenue of $156.0 million and $152.5 million. Revenue for the New York hotel was $16.5 million and $16.2 million, or 11% of total revenue for the nine months ended September 30, 2013 and 2012. For the nine months ended September 30, 2013, the hotels achieved combined average occupancy of approximately 75%, ADR of $120, and RevPAR of $90. The New York hotel had average occupancy of 85%, ADR of $286, and RevPAR of $243. For the nine months ended September 30, 2012, the hotels achieved combined average occupancy of approximately 75%, ADR of $116, and RevPAR of $87. For the same period, the New York hotel had average occupancy of 87%, ADR of $268, and RevPAR of $232.

During the first nine months of 2013, the Company experienced demand consistent with the same period of 2012. The Company experienced an increase in ADR of 3% for its hotels during the first nine months of 2013 as compared to the same period of 2012. This resulted in a 3% increase in RevPAR for the first nine months of 2013, in comparison to the same period of 2012. The Company continues to lag industry revenue growth rates due to a higher than average impact from reduced government spending and increased supply in certain markets, however with overall continued room rate improvement, the Company is forecasting a low to mid-single digit percentage increase in revenue for 2013 as compared to 2012. Although the industry is projecting a mid-single digit revenue increase in 2014 as compared to 2013, because of the uncertainty in government spending and new supply in certain markets, the Company is expecting low to mid-single digit increases in 2014. The Company’s hotels continue to be leaders in their respective markets. The Company’s average Market Yield for the first nine months of 2013 and 2012 was 127 and 126, respectively. The Market Yield is a measure of each hotel’s RevPAR compared to the average in the market, with 100 being the average (the index excludes hotels under renovation) and is provided by Smith Travel Research, Inc.®, an independent company that tracks historical hotel performance in most markets throughout the world. The Company will continue to pursue market opportunities to improve revenue.

Expenses

Hotel operating expenses consist of direct room expense, hotel administrative expense, sales and marketing expense, utilities expense, repair and maintenance expense, franchise fees and management fees. For the three months ended September 30, 2013 and 2012, hotel operating expenses totaled $32.6 million and $31.5 million, or 57% of total revenue for each period. The New York hotel had operating expenses of $3.3 million and $3.3 million, or 61% and 59% of its total revenue for the three months ended September 30, 2013 and 2012. For the nine months ended September 30, 2013 and 2012, hotel operating expenses totaled $91.8 million and $89.1 million, or 59% and 58% of total revenue. The New York hotel had operating expenses of $9.5 million and $9.9 million, or 58% and 61% of its total revenue for the nine months ended September 30, 2013 and 2012. Overall results for the three and nine months ended September 30, 2013 reflect the impact of an increase in revenue at the Company’s hotels and modest increases in room wages and healthcare costs relative to revenue. Certain operating costs, such as management costs, certain utility costs and minimum supply and maintenance costs are relatively fixed in nature. The Company has been able to reduce, relative to revenue, other more variable costs such as marketing expenses and other sales expenses. With the uncertainty associated with new government regulation surrounding healthcare, the Company does anticipate increases above revenue rate increases in healthcare costs. The New York hotel experienced a decrease in several operating costs during the first nine months of 2013, in comparison to the same period of 2012, in part reflecting cost control efforts by the Company and prior year expenses for repairs and maintenance and union contract negotiations. Although operating expenses will, in general, increase as occupancy or revenue increases, the Company has and will continue to work with its management companies to reduce costs as a percentage of revenue where possible while maintaining quality and service levels at each property.
Property taxes, insurance, and other expense for the three months ended September 30, 2013 and 2012 totaled $2.6 million and $2.5 million, or 5% and 4% of total revenue for the respective periods (of which approximately $431,000 and $284,000 related to the New York hotel, for each respective period). Property taxes, insurance, and other expense for the nine months ended September 30, 2013 and 2012 totaled $7.5 million and $7.3 million, or 5% of total revenue for each of the periods (of which approximately $1,062,000 and $838,000 related to the New York hotel, for each respective period). Property tax expense increased for some properties in the first nine months of 2013, arising from upward reassessment of property values by the applicable localities, reflecting an improved economy. These increases were partially offset by successful appeals of tax assessments at certain locations. With the improved economy, the Company anticipates continued increases in real estate tax assessments during 2013. The Company’s New York property will also continue to experience increased costs in future periods, as real estate tax incentives in place at purchase will decline over time. The Company expects property insurance rates for 2013 to increase modestly over 2012.

Land lease expense was $1.6 million for both of the three-month periods ended September 30, 2013 and 2012, and $4.8 million for both of the nine-month periods ended September 30, 2013 and 2012. This expense represents the expense incurred by the Company to lease land for five hotel properties. Land lease expense for the New York hotel was $1.5 million for both of the three-month periods ended September 30, 2013 and 2012, and $4.4 million for both of the nine-month periods ended September 30, 2013 and 2012.

General and administrative expense for the three months ended September 30, 2013 and 2012 was $1.3 million and $1.5 million. For the nine months ended September 30, 2013 and 2012, general and administrative expense was $4.0 million and $4.6 million. The principal components of general and administrative expense are advisory fees and reimbursable expenses, legal fees, accounting fees, the Company’s share of the loss in its investment in Apple Air Holding LLC, and reporting expenses. During the nine months ended September 30, 2013 and 2012, the Company incurred approximately $0.5 million and $1.2 million, respectively in legal costs related to the legal matters discussed herein and continued costs related to responding to requests from the staff of the SEC. The SEC staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company’s filings with the SEC beginning in 2008, as well as the Company’s review of certain transactions involving the Company and the other Apple REIT Entities. The Company intends to continue to cooperate with the SEC staff, and it is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers. The Company does not believe the issues raised by the SEC staff affect the material accuracy of the Company’s consolidated financial statements. At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution. As discussed below under Related Parties, the Company shares legal counsel with the other Apple REIT Entities. Total costs for these legal matters for all of the Apple REIT Entities were approximately $2.2 million and $5.7 million during the nine months ended September 30, 2013 and 2012. The Company anticipates it will continue to incur costs associated with these matters.

Merger transaction costs for the three months ended September 30, 2013 and 2012 totaled $1.3 million and $0, and for the nine months ended September 30, 2013 and 2012, were $1.3 million and $0.5 million. Costs incurred during the three and nine months ended September 30, 2013 were in connection with the Merger Agreement discussed herein. The Company will continue to incur these costs until the mergers are completed or the Merger Agreement is terminated. Costs incurred during the nine months ended September 30, 2012 were associated with the Company’s evaluation of a prior potential consolidation transaction with Apple REIT Six, Inc., Apple REIT Seven, Inc. and Apple REIT Nine, Inc. (the “other Apple REITs”). In May 2012, it was determined by the Board of Directors of the Company and the Board of Directors of each of the other Apple REITs not to move forward with the prior potential consolidation transaction at that time.

Depreciation expense for the three months ended September 30, 2013 and 2012 was $9.5 million and $9.3 million (of which $1.6 million related to the New York hotel for both periods). For the nine months ended September 30, 2013 and 2012, depreciation expense was $28.3 million and $27.6 million (of which $4.9 million related to the New York hotel for both periods). Depreciation expense represents the expense of the Company’s hotel buildings and related improvements, and associated furniture, fixtures and equipment, for the respective periods owned. The increase for the nine-month period ended September 30, 2013, in comparison to the same period of 2012, is a result of capital improvements made by the Company during 2012 and the first nine months of 2013.

Interest expense, net for the three months ended September 30, 2013 and 2012 was $4.0 million and $3.8 million. Interest expense, net for the nine months ended September 30, 2013 and 2012 was $11.2 million and $10.9 million. Interest expense for all periods primarily represents interest incurred on mortgage loans and the Company’s credit facilities outstanding during the applicable periods of 2013 and 2012, net of fair value changes to interest rate swaps. The increase in interest expense from 2012 to 2013 primarily reflects higher loan balances outstanding during the first nine months of 2013 compared to same period of 2012.

Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties. These transactions cannot be construed to be at arm’s length and the results of the Company’s operations may be different if these transactions were conducted with non-related parties. The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to the contracts, as well as any new significant related party transactions. There were no changes to the contracts discussed in this section and no new significant related party transactions during the nine months ended September 30, 2013 (other than the transactions related to the completion of Apple REIT Six, Inc.’s merger with a third party and the Merger Agreement and related transactions discussed below).  The Board of Directors is not required to approve each individual transaction that falls under the related party relationships. However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The term the “Apple REIT Entities” means Apple REIT Six, Inc. (“Apple Six”), Apple REIT Seven, Inc. (“Apple Seven”), Apple REIT Eight, Inc. (“Apple Eight”), Apple REIT Nine, Inc. (“Apple Nine”) and Apple REIT Ten, Inc. (“Apple Ten”). The term the “Advisors” means Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc. (“A8A”), Apple Nine Advisors, Inc. (“A9A”), Apple Ten Advisors, Inc., Apple Suites Realty Group, Inc. (“ASRG”) and Apple Six Realty Group, Inc. The Advisors are wholly owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company. Mr. Knight is also Chairman and Chief Executive Officer of Apple Seven, Apple Nine and Apple Ten. Members of the Company’s Board of Directors are also on the Board of Directors of Apple Seven, Apple Nine and Apple Ten.

On May 14, 2013, Apple Six merged with and into an entity that is not affiliated with the Apple REIT Entities or the Advisors. Pursuant to the terms and conditions of the merger agreement, dated as of November 29, 2012, upon completion of the merger, the separate corporate existence of Apple Six ceased (the “A6 Merger”). Prior to the A6 Merger, Glade M. Knight was Chairman and Chief Executive Office of Apple Six and members of the Company’s Board of Directors were also on the Board of Directors of Apple Six.

ASRG Agreement

The Company has a contract with ASRG to acquire and dispose of real estate assets for the Company. A fee of 2% of the gross purchase price or gross sale price in addition to certain reimbursable expenses is paid to ASRG for these services.  No fees or expenses were incurred by the Company during the nine months ended September 30, 2013 and 2012 under this contract.

A8A Agreement

The Company is party to an advisory agreement with A8A, pursuant to which A8A provides management services to the Company. A8A provides these management services through Apple Fund Management, LLC (“AFM”), which immediately after the A6 Merger became a wholly-owned subsidiary of A9A. This transaction between A9A and Apple Six was made with no cash consideration exchanged between the entities. Prior to May 14, 2013, AFM was a wholly-owned subsidiary of Apple Six. An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses as described below, are payable to A8A for these management services. Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $0.8 million for each of the nine-month periods ended September 30, 2013 and 2012.

Apple REIT Entities and Advisors Cost Sharing Structure

In addition to the fees payable to A8A, the Company reimbursed to A8A, or paid directly to AFM on behalf of A8A, approximately $1.3 million for both of the nine-month periods ended September 30, 2013 and 2012. The costs are included in general and administrative expenses and are for the Company’s allocated share of the staffing and related costs provided by AFM at the direction of A8A.

AFM is an affiliate of each of the Advisors. Each of the Advisors provides management services through the use of AFM to, respectively, Apple Six (prior to the A6 Merger), Apple Seven, Apple Eight, Apple Nine and Apple Ten. In connection with the A6 Merger, effective May 14, 2013, the entire membership interest of Apple Six in AFM was transferred and assigned to A9A, which then became the sole member of AFM. As part of the assignment, A9A and the other Advisors agreed to indemnify the buyer of Apple Six for liabilities related to AFM. The assignment of AFM’s interest to A9A had no impact on the Company’s advisory agreement with A8A or the process of allocating costs from AFM to the Apple REIT Entities or Advisors as described below, except Apple Six and its advisors, Apple Six Advisors, Inc. and Apple Six Realty Group, Inc. (collectively “A6 Advisors”), no longer participate in the cost sharing arrangement, thereby increasing the remaining companies’ share of the allocated costs.

Also, in connection with the A6 Merger, on May 13, 2013, Apple Nine acquired from Apple Six the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and assumed the Fort Worth, Texas office lease agreement. As described below, any costs associated with the Headquarters and office lease, including office rent, utilities, office supplies, etc. (“Office Related Costs”) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple Six and A6 Advisors.

Prior to the A6 Merger, amounts reimbursed to AFM included both compensation for personnel and Office Related Costs used by the companies. As discussed above, as a result of the A6 Merger, beginning on May 14, 2013, Office Related Costs are now allocated from Apple Nine to the other Apple REIT Entities and Advisors, excluding Apple Six and A6 Advisors. Each of these companies has agreed to reimburse Apple Nine for its share of these costs. From the period May 14, 2013 through September 30, 2013, the Company reimbursed Apple Nine approximately $0.1 million for its share of Office Related Costs, which are included in general and administrative costs in the Company’s consolidated statements of operations.

All of the Office Related Costs and costs of AFM are allocated among the Apple REIT Entities and the Advisors, excluding Apple Six and A6 Advisors after the A6 Merger. The allocation of costs is reviewed at least annually by the Compensation Committees of the Apple REIT Entities. In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each company’s level of business activity and the extent to which each company requires the services of particular personnel of AFM. Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company. Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described above allows the companies to share costs yet attract and retain superior executives and staff. The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements. Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

As part of the cost sharing arrangements, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities and Advisors (excluding Apple Six and A6 Advisors after the A6 Merger). To efficiently manage cash disbursements, an individual Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) may make payments for any or all of the related companies. The amounts due to or from the related Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) are reimbursed or collected and are not significant in amount.

The Company has incurred legal fees associated with the Legal Proceedings and Related Matters discussed herein. The Company also incurs other professional fees such as accounting, auditing and reporting. These fees are included in general and administrative expense in the Company’s consolidated statements of operations. To be cost effective, these services received by the Company are shared as applicable across the other Apple REIT Entities (excluding Apple Six after the A6 Merger). The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services. The total costs for the Legal Proceedings and Related Matters discussed herein for all of the Apple REIT Entities was approximately $2.2 million for the nine months ended September 30, 2013, of which approximately $0.5 million was allocated to the Company. Total costs for the nine months ended September 30, 2012 for all of the Apple REIT Entities was approximately $5.7 million, of which approximately $1.2 million was allocated to the Company.

Apple Air Holding, LLC (“Apple Air”) Membership Interest

Included in other assets, net on the Company’s consolidated balance sheet is a 24% equity investment in Apple Air. The other current members of Apple Air are Apple Seven, Apple Nine and Apple Ten. In connection with the A6 Merger, on May 13, 2013, Apple Ten acquired its membership interest in Apple Air from Apple Six. Through its equity investment, the Company has access to Apple Air’s aircraft for asset management and renovation purposes. The Company’s equity investment was approximately $1.7 million and $1.9 million as of September 30, 2013 and December 31, 2012. The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly. For the nine months ended September 30, 2013 and 2012, the Company recorded a loss of approximately $181,000 and $145,000 respectively, as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft, and is included in general and administrative expense in the Company’s consolidated statements of operations.

Merger Agreement and Related Transactions

Concurrently with the execution of the Merger Agreement (as discussed in note 2), on August 7, 2013, Apple Seven, Apple Eight and Apple Nine entered into a termination agreement, as amended (the “Termination Agreement”) with Apple Seven Advisors, Inc., A8A, A9A and ASRG, effective immediately before the completion of the mergers. Pursuant to the Termination Agreement, the existing advisory agreements and property acquisition/disposition agreements with respect to Apple Seven, Apple Eight and Apple Nine will be terminated. The Termination Agreement does not provide for any separate payments to be made in connection with the termination of the existing advisory agreements and property acquisition/disposition agreements. As a result, if the merger is completed, Apple Seven, Apple Eight and Apple Nine will no longer pay the various fees currently paid to its respective advisors.

Liquidity and Capital Resources

Capital Resources

In March 2012, the Company entered into a $60 million unsecured revolving credit facility with a commercial bank that is utilized for working capital, hotel renovations, and other general corporate funding purposes, including the payment of redemptions and distributions. Under the terms of the credit agreement, the Company may make voluntary prepayments in whole or in part at any time.  The Company entered into a modification of this facility during the second quarter of 2013 in order to extend the maturity date of the facility; the Company also increased the available borrowing commitment to $70 million. The credit facility, as amended, matures in April 2015; however, the Company has the right, upon satisfaction of certain conditions, including covenant compliance and payment of an extension fee, to extend the maturity date to April 2016. Interest payments are due monthly, and the interest rate is equal to either one-month LIBOR (the London Inter-Bank Offered Rate for a one-month term) plus a margin ranging from 2.25% to 3.00%, depending on the Company’s leverage ratio as calculated under the terms of the credit agreement, or the prime interest rate plus a margin ranging from 1.25% to 2.00%, at the Company’s option. The Company is also required to pay an unused facility fee of 0.25% to 0.35% on the average unused portion of the credit facility.

As of September 30, 2013 and December 31, 2012, the credit facility had an outstanding principal balance of $64.5 million and $45.3 million and an annual interest rate of approximately 2.93% and 3.21%, respectively.

The credit facility, as amended, contains the following quarterly financial covenants (capitalized terms are defined in the loan agreement):

·	Tangible Net Worth must exceed $275 million;

·	Total Debt to Asset Value must not exceed 55%;

·
Distributions, net of proceeds from the Company’s Dividend Reinvestment Program, cannot exceed $16.5 million during the second quarter of 2013 and $12.5 million during any quarter thereafter, and quarterly dividends cannot exceed $0.1169 per share, effective with the second quarter of 2013, unless such Distributions are less than total Funds From Operations for the quarter;

·	Loan balance must not exceed 50% of the Unencumbered Asset Value;

·	Ratio of Net Operating Income, for the Company’s unencumbered properties compared to an Implied Debt Service for the properties must exceed two; and

·	Ratio of net income before depreciation and interest expense to total Fixed Charges, on a cumulative 12 month basis, must exceed two.

The Company was in compliance with each of these covenants at September 30, 2013.

In June 2013, the Company entered into an $8.3 million secured revolving credit facility with a commercial bank that is available for working capital, hotel renovations, and other general corporate funding purposes, including the payment of redemptions and distributions. This facility is jointly secured by the Company’s Texarkana, Texas Courtyard and Texarkana, Texas TownePlace Suites.  The credit facility matures in June 2014. Interest payments are due monthly, and the interest rate is equal to the greater of the prime interest rate or 4.50%. The Company incurred loan origination costs of approximately $0.1 million, which are being amortized as interest expense from date of origination to the loan’s June 2014 maturity date. As of September 30, 2013, the credit facility had an outstanding principal balance of $0.1 million and an annual interest rate of 4.50%. The credit facility is subject to the same financial covenants as the Company’s unsecured credit facility.

Capital Uses

The Company anticipates that its principal sources of liquidity, cash flow from operations, availability under its credit facilities and access to credit markets, will be adequate to meet its anticipated liquidity requirements in 2013, including required distributions to shareholders (the Company is not required to make distributions at its current rate for REIT purposes), planned Unit redemptions (if the mergers are not completed), capital expenditures and debt service. Although the Board of Directors reduced the Company’s annual distribution rate to $0.4675 effective with the April 2013 distribution, the Company’s goal is to maintain a relatively stable distribution rate instead of raising and lowering the distribution rate with varying economic cycles. With the depressed financial results of the Company and the lodging industry as compared to pre-recession levels, the Company has and will attempt if necessary to utilize additional financing to achieve this objective. Although the Company has relatively low levels of debt, there can be no assurances it will be successful with this strategy and may need to reduce its distributions further to required levels. If the Company were unable to refinance maturing debt or enter into new borrowing agreements, or if it were to default on its debt, it may be unable to make distributions.

To maintain its REIT status the Company is required to distribute at least 90% of its ordinary income. Distributions in the first nine months of 2013 totaled $34.3 million, and were paid monthly at a rate of $0.045833 for the first three months of the year and at a rate of $0.038958 thereafter. For the same nine-month period, the Company’s cash generated from operations was approximately $33.9 million. This shortfall includes a return of capital and was funded primarily by additional borrowings by the Company. Since a portion of distributions has been funded with borrowed funds, the Company’s ability to maintain its current intended rate of distribution will be primarily based on the ability of the Company’s properties to generate cash from operations at this level, the Company’s ability to utilize currently available financing, or the Company’s ability to obtain additional financing. The Company intends to continue paying distributions on a monthly basis. Since there can be no assurance of the ability of the Company’s properties to provide income at this level, there can be no assurance as to the classification or duration of distributions at the current monthly rate. The Board of Directors monitors the Company’s distribution rate relative to the performance of the hotels on an ongoing basis and may make further adjustments to the distribution rate as determined to be prudent in relation to other cash requirements of the Company.

In October 2008, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year. Shareholders may request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned for less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years. The maximum number of Units that may be redeemed in any given year is five percent of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption. The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program. On June 27, 2013, the Company announced the suspension of its Unit Redemption Program as it evaluated the potential merger transaction. Under the Merger Agreement, the Company is required to continue the suspension of the program until the Merger Agreement is terminated or the mergers are completed.

Since inception of the program through September 30, 2013, the Company has redeemed approximately 8.5 million Units representing $91.3 million, including 1.1 million Units in the amount of $12.0 million and 1.3 million Units in the amount of $14.0 million redeemed during the nine months ended September 30, 2013 and 2012, respectively. Since the first quarter of 2011, the total redemption requests have exceeded the authorized amount of redemptions and, as a result, the Board of Directors has limited the amount of redemptions as deemed prudent. Therefore, as contemplated in the program, beginning with the first quarter 2011 redemption, the Company redeemed Units on a pro-rata basis.  Prior to 2011, the Company redeemed 100% of redemption requests. The following is a summary of Unit redemptions during 2012 and the first nine months of 2013:

Redemption Date	Total Requested Unit Redemptions at Redemption Date	Units Redeemed	Total Redemption Requests not Redeemed at Redemption Date
First Quarter 2012	18,910,430	454,405	18,456,025
Second Quarter 2012	18,397,381	454,638	17,942,743
Third Quarter 2012	18,607,044	362,553	18,244,491
Fourth Quarter 2012	19,112,925	391,142	18,721,783
First Quarter 2013	19,485,287	434,573	19,050,714
Second Quarter 2013	20,938,382	657,736	20,280,646

In the second quarter of 2008, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company. The uses of the proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels. The Company has registered 10 million Units for potential issuance under the plan. Since inception of the plan through September 30, 2013, approximately 9.5 million Units, representing approximately $104.2 million in proceeds to the Company, were issued under the plan. During the nine months ended September 30, 2013 and 2012, approximately 0.4 million and 0.8 million Units were issued under the plan representing approximately $4.3 million and $8.4 million in proceeds to the Company, respectively. On June 27, 2013, the Company announced the suspension of its Dividend Reinvestment Plan as it evaluated the potential merger transaction. Under the Merger Agreement, the Company is required to continue the suspension of the plan until the Merger Agreement is terminated or the mergers are completed.

The Company has on-going capital commitments to fund its capital improvements. The Company is required, under all of the hotel management agreements, and under certain loan agreements, to make available, for the repair, replacement, refurbishing of furniture, fixtures, and equipment, a percentage of gross revenues provided that such amount may be used for the Company’s capital expenditures with respect to the hotels. The Company expects that this amount will be adequate to fund required repairs, replacements and refurbishments and to maintain the Company’s hotels in a competitive position. As of September 30, 2013, the Company held $13.8 million in reserve for capital expenditures. Total capital expenditures in the first nine months of 2013 were approximately $6.3 million. The Company anticipates an additional $15 to $20 million of capital expenditures through 2014. The Company does not currently have any existing or planned projects for new development.

As discussed above in Related Parties, as part of the cost sharing arrangements, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities and Advisors (excluding Apple Six and A6 Advisors after the A6 Merger). To efficiently manage cash disbursements, an individual Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) may make payments for any or all of the related companies.

Impact of Inflation

Operators of hotels, in general, possess the ability to adjust room rates daily to reflect the effects of inflation. Competitive pressures may, however, limit the operators’ ability to raise room rates. Currently the Company is not experiencing any material impact from inflation.

Business Interruption

Being in the real estate industry, the Company is exposed to natural disasters on both a local and national scale. Although management believes there is adequate insurance to cover this exposure, there can be no assurance that such events will not have a material adverse effect on the Company’s financial position or results of operations.

Seasonality

The hotel industry historically has been seasonal in nature. Seasonal variations in occupancy at the Company’s hotels may cause quarterly fluctuations in its revenues. Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters. To the extent that cash flow from operations is insufficient during any quarter, due to temporary or seasonal fluctuations in revenue, the Company expects to utilize cash on hand or available credit to make distributions.

Subsequent Events

In October 2013, the Company declared and paid approximately $3.6 million, or $0.038958 per outstanding common share, in distributions to its common shareholders.

Item 3.  Quantitative and Qualitative Disclosures About Market Risk

With the exception of three interest rate swap transactions, the Company has not engaged in transactions in derivative financial instruments or derivative commodity instruments. The Company entered into an interest rate swap in October 2010, with a notional amount at September 30, 2013 of $6.6 million, and based on the London Offered Rate (“LIBOR”), to increase stability and manage interest rate fluctuations related to interest expense on a variable rate loan. The Company entered into a second interest rate swap in January 2012, with a notional amount at September 30, 2013 of $39.5 million, and based on LIBOR, to increase stability and manage interest rate fluctuations related to a newly originated variable rate loan. In connection with the extension of the January 2012 variable rate loan in April 2013, the Company entered into a third agreement, which is a forward interest rate swap that commences upon the maturity of the second interest rate swap discussed above. This third swap agreement had a notional amount of $38.4 million at September 30, 2013. None of these derivative instruments is designated as a hedge, therefore the changes in the fair market values of each swap transaction are recorded in earnings. The Company recognized a net gain of approximately $0.3 million in the first nine months of 2013 from the combined changes in fair value of the three derivative instruments.

As of September 30, 2013, the Company’s financial instruments were not exposed to significant market risk due to foreign currency exchange risk, commodity price risk or equity price risk. The Company will be exposed to interest rate risk due to possible changes in short term interest rates as it invests its cash or borrows on its credit facility and due to its variable interest rate term loans. The Company had an outstanding balance of $64.6 million on its credit facilities at September 30, 2013, and to the extent it utilizes the credit facilities, the Company will be exposed to changes in short-term interest rates. Additionally, the outstanding balance of the Company’s variable rate term loans was $46.1 million at September 30, 2013. Based on these outstanding balances at September 30, 2013, every 100 basis point change in interest rates can potentially impact the Company’s annual net income by approximately $1.1 million, with all other factors remaining the same. The Company’s cash balance at September 30, 2013 was $0.

Item 4.  Controls and Procedures

Senior management, including the Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation process, the Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were effective as of September 30, 2013. There have been no changes in the Company’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

PART II.  OTHER INFORMATION

Item 1.  Legal Proceedings

The term the “Apple REIT Entities” means the Company, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in the Kronberg, et al. v. David Lerner Associates, Inc. et al. putative class action lawsuit, which was filed on June 20, 2011.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The

consolidated complaint, which was dismissed in April 2013, was purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Entities, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, and alleges that the Apple REIT Entities “misrepresented the investment objectives of the Apple REITs, the dividend payment policy of the Apple REITs, and the value of their Apple REIT investments.” The consolidated complaint asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933, as well as claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On April 18, 2012, the Company, and the other defendants moved to dismiss the consolidated complaint in the In re Apple REITs Litigation. By Order entered on March 31, 2013 and opinion issued on April 3, 2013, the Court dismissed the consolidated complaint in its entirety with prejudice and without leave to amend. Plaintiffs filed a Notice of Appeal to the Second Circuit Court of Appeals on April 12, 2013, and filed their Brief for Plaintiffs-Appellants on July 26, 2013. Defendants-Appellees filed their Briefs on October 25, 2013. The Company believes that Plaintiffs’ claims against it, its officers and directors and other Apple REIT Entities were properly dismissed by the lower court, and intends to vigorously defend the judgment as entered. In the event some or all of Plaintiffs’ claims are revived as a result of Plaintiffs’ appeal, the Company will, once again, defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

Item 1A. Risk Factors

The Company faces many risks, a number of which are described under “Risk Factors” in Part I of its 2012 Annual Report and described below. The risks so described may not be the only risks the Company faces. Additional risks of which the Company is not yet aware, or that currently are not significant, may also impair its operations or financial results. If any of the events or circumstances described in the risk factors contained in the Company’s 2012 Annual Report or described below occurs, the business, financial condition or results of operations of the Company could be negatively impacted. The following updates the disclosures from Item 1A. “Risk Factors” previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission, and should be read in conjunction with those risk factors.

The proposed mergers of Apple REIT Seven, Inc. and Apple REIT Eight, Inc. with and into Apple REIT Nine, Inc. present certain risks to the Company’s business and operations.

In August 2013, the Company entered into an agreement and plan of merger with Apple REIT Seven, Inc. and Apple REIT Nine, Inc. under which Apple REIT Seven, Inc. and Apple REIT Eight, Inc. would merge into wholly owned subsidiaries of Apple REIT Nine, Inc. The mergers are expected to be completed in the fourth quarter of 2013 or the first quarter of 2014, although there can be no assurance of completion by any particular date, if at all. Because the mergers are subject to a number of conditions, including required shareholder and other third party approvals and the receipt of certain consents and waivers from third parties, the exact timing of when the mergers will be completed, if at all, cannot be determined at this time.

Prior to closing, the mergers may present certain risks to the Company’s business and operations, including, among other things, that:

•	management’s attention to day-to-day business may be diverted;
•	the Company expects to incur significant transaction costs related to the mergers;
•	if the merger agreement is terminated under certain circumstances, the Company may be required to pay termination fees and reimburse certain expenses; and
•	the merger agreement prohibits the Company from soliciting competing transactions, and places conditions on its ability to negotiate and accept a superior competing transaction.

Item 6. Exhibits

Exhibit Number	Description of Documents

2.1
Agreement and Plan of Merger, dated as of August 7, 2013, as amended, among Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc., Apple Seven Acquisition Sub, Inc. and Apple Eight Acquisition Sub, Inc. (Incorporated by reference to Annex A to the joint proxy statement/prospectus included in Apple REIT Nine, Inc.’s registration statement on Form S-4 (SEC File No. 333-191084) originally filed September 11, 2013)

3.1	Articles of Incorporation of the Registrant. (Incorporated by reference to Exhibit 3.1 to the registrant’s registration statement on Form S-11 (SEC File No. 333-140548) effective July 19, 2007)
3.2
Bylaws of the Registrant, as amended.  (Incorporated by reference to Exhibit 3.2 to amendment no. 1 to the registrant’s registration statement on Form S-11 (SEC File No. 333-140548) effective July 19, 2007)

10.53
Voting agreement, dated as of August 7, 2013, as amended, by and among Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Glade M. Knight (Incorporated by reference to Exhibit 10.7 to Apple REIT Nine, Inc.’s registration statement on Form S-4 (SEC File No. 333-191084) originally filed September 11, 2013)

10.54
Termination Agreement dated as of August 7, 2013, as amended, by and among Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Suites Realty Group, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. (Incorporated by reference to Annex G to the joint proxy statement/prospectus included in Apple REIT Nine, Inc.’s registration statement on Form S-4 (SEC File No. 333-191084) originally filed September 11, 2013)

31.1	Certification of the Company’s Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH)
31.2	Certification of the Company's Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH)
32.1
Certification of the Company's Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH)

101
The following materials from Apple REIT Eight, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Cash Flows, and (iv) related notes to these financial statements, tagged as blocks of text and in detail (FILED HEREWITH)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ GLADE M. KNIGHT	Date: November 6, 2013
Glade M. Knight,
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

By:	/s/ BRYAN PEERY	Date: November 6, 2013
Bryan Peery,
Chief Financial Officer (Principal Financial and Principal Accounting Officer)

Annex P

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

☒	Annual report pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
For the fiscal year ended December 31, 2012
or

☐	Transition report pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 000-53603

APPLE REIT NINE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	26-1379210
(State of Organization)	(I.R.S. Employer Identification Number)

814 EAST MAIN STREET RICHMOND, VIRGINIA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12 (b) of the Act: None

Securities registered pursuant to Section 12 (g) of the Act:

Units (Each Unit is equal to one common share, no par value, and one Series A preferred share)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.    Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☒  No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

There is currently no established public trading market in which the Company’s common shares are traded.  Based upon the price that the Company’s common equity last sold through its dividend reinvestment plan, which was $10.25, on June 30, 2012, the aggregate market value of the voting common equity held by non-affiliates of the Company on such date was $1,868,472,000.  Also, in June 2012, there were 74,010 Units acquired at $6.25 per Unit through a tender offer.  The Company does not have any non-voting common equity.

The number of common shares outstanding on March 1, 2013 was 182,364,367.

Documents Incorporated by Reference

The information required by Part III of this report, to the extent not set forth herein, is incorporated by reference from the Company’s definitive proxy statement for the annual meeting of shareholders to be held on May 16, 2013.

APPLE REIT NINE, INC.
FORM 10-K

This Form 10-K includes references to certain trademarks or service marks.  The Courtyard® by Marriott, Fairfield Inn® by Marriott, Fairfield Inn and Suites® by Marriott, TownePlace Suites® by Marriott, SpringHill Suites® by Marriott, Residence Inn® by Marriott and Marriott® trademarks are the property of Marriott International, Inc. or one of its affiliates.  The Hampton Inn®, Hampton Inn and Suites®, Homewood Suites® by Hilton, Embassy Suites Hotels®, Hilton Garden Inn®, Home2 Suites® by Hilton and Hilton® trademarks are the property of Hilton Worldwide or one or more of its affiliates.  For convenience, the applicable trademark or service mark symbol has been omitted but will be deemed to be included wherever the above referenced terms are used.

PART I

This Annual Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes.  Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple REIT Nine, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, the ability of the Company to implement its acquisition strategy and operating strategy; the Company’s ability to manage planned growth; changes in economic cycles; financing risks; the outcome of current and future litigation, regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust; and competition within the hotel and real estate industry.  Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Annual Report will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved.  In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code.  Readers should carefully review the Company’s financial statements and the notes thereto, as well as the risk factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”) and Item 1A in this report.  Any forward-looking statement that the Company makes speaks only as of the date of this report.  The Company undertakes no obligation to publically update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Item 1.            Business

The Company is a Virginia corporation that was formed in November 2007 to invest in income-producing real estate in the United States.  Initial capitalization occurred on November 9, 2007, with its first investor closing under its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) on May 14, 2008.  The Company began operations on July 31, 2008 when it purchased its first hotel.  The Company completed its best-efforts offering of Units in December 2010.  As of December 31, 2012, the Company owned 89 hotels operating in 27 states.

In April 2012, the Company completed the sale of its 406 acres of land and land improvements located on 110 sites in the Ft. Worth, Texas area (the “110 parcels”) for a total sale price of $198.4 million.  The 110 parcels were acquired in April 2009 for a total purchase price of $147.3 million and were leased to a subsidiary of Chesapeake Energy Corporation under a long term lease for the production of natural gas.  In conjunction with the sale, the Company received approximately $138.4 million in cash proceeds and issued a note receivable totaling $60.0 million to the purchaser.

The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes.  The Company has wholly-owned taxable REIT subsidiaries, which lease all of the Company’s hotels from wholly-owned qualified REIT subsidiaries. The hotels are operated and managed by affiliates of Dimension Development Two, LLC (“Dimension”), Gateway Hospitality Group, Inc. (“Gateway”), Hilton Management LLC (“Hilton”), Intermountain Management, LLC (“Intermountain”), LBAM-Investor Group, L.L.C. (“LBA”), Fairfield FMC, LLC and SpringHill SMC, LLC, subsidiaries of Marriott International (“Marriott”), MHH Management, LLC (“McKibbon”), Raymond Management Company, Inc. (“Raymond”), Stonebridge Realty Advisors, Inc. (“Stonebridge”), Tharaldson Hospitality Management, LLC (“Tharaldson”), Vista Host, Inc. (“Vista”),  Texas Western Management Partners, L.P. (“Western”) and White Lodging Services Corporation (“White”) under separate hotel management agreements.

The Company has no foreign operations or assets and its operating structure includes only one segment.  The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated.  Refer to Part II, Item 8 of this report, for the consolidated financial statements.

Website Access

The address of the Company’s Internet website is www.applereitnine.com.  The Company makes available free of charge through its Internet website its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the SEC.  Information contained on the Company’s website is not incorporated by reference into this report.

Business Objectives

The Company’s primary objective is to enhance shareholder value by increasing funds from operations and cash available for distributions through internal growth and selective hotel renovation.  The Company’s acquisition strategy, substantially complete as of December 31, 2012, included purchasing underdeveloped hotels and hotels in underdeveloped markets with strong brand recognition, high levels of customer satisfaction and the potential for cash flow growth.  Although the Company’s primary focus is hotels, the Company has pursued other advantageous buying opportunities for income producing real estate, including the acquisition and subsequent sale of the 110 parcels.  The internal growth strategy includes utilizing the Company’s asset management expertise to improve the performance of the Company’s hotels by aggressively managing room rates, partnering with industry leaders in hotel management and franchising the hotels with leading brands, thereby improving revenue and operating performance of each hotel in its individual market.  When cost effective, the Company renovates its properties to increase its ability to compete in particular markets.  Although there are many factors that influence profitability, including national and local economic conditions, the Company believes its completed acquisitions, planned renovations and strong asset management of its portfolio will continue to improve financial results over the long-term, although there can be no assurance of these results.

As of December 31, 2012, the Company owned 89 hotels (one acquired during 2012, 11 acquired and one newly constructed hotel opened during 2011, 43 acquired during 2010, 12 acquired during 2009 and 21 acquired during 2008).

The Company is currently engaged in a project for the development of adjoining Courtyard and Residence Inn hotels on a single site located in downtown Richmond, Virginia, which is expected to begin in early 2013 and be completed within two years.  The Company expects to spend a total of approximately $30 million to develop the hotels and has spent approximately $1.1 million in development costs as of December 31, 2012.

Financing

The Company has 17 notes payable, 14 that were assumed with the acquisition of hotels and three that were originated during 2012.  These notes had a total outstanding balance of $165.2 million ($163.2 million of secured debt and $2.0 million of unsecured debt) at December 31, 2012; maturity dates ranging from June 2015 to October 2032 and stated interest rates ranging from 0% to 6.9%.  The Company also has a $50 million unsecured credit facility (the “Credit Agreement”) with a commercial bank that is available for working capital, hotel renovations and development and other general corporate purposes, including the payment of redemptions and distributions.  The credit facility may be increased to $100 million, subject to certain conditions.  Under the terms of the Credit Agreement, the Company may make voluntary prepayments in whole or in part, at any time.  The Credit Agreement matures in November 2014; however, the Company has the right, upon satisfaction of certain conditions, including covenant compliance and payment of an extension fee, to extend the maturity date to November 2015.  Interest payments are due monthly and the interest rate, subject to certain exceptions, is equal to the one-month LIBOR (the London Inter-Bank Offered Rate for a one-month term) plus a margin ranging from 2.25% to 2.75%, depending upon the Company’s leverage ratio, as calculated under the terms of the Credit Agreement.   The Company is also required to pay an unused facility fee of 0.30% or 0.40% on the unused portion of the revolving credit facility, based on the amount of borrowings outstanding during the quarter.  As of December 31, 2012, there were no borrowings outstanding under the credit facility.

The Company’s cash balances at December 31, 2012 totaled $9.0 million.  The Company’s principal sources of liquidity are cash on hand, the operating cash flow generated from the Company’s properties, interest received on the Company’s note receivables and its $50 million revolving credit facility.  The Company anticipates that cash on hand, cash flow from operations, interest received from notes receivables and availability under its revolving credit facility will be adequate to meet its anticipated liquidity requirements, including debt service, capital improvements, its one development project, required distributions to shareholders (the Company is not required to make distributions at its current rate for REIT purposes), and planned Unit redemptions.  The Company intends to maintain a relatively stable distribution rate instead of raising and lowering the distribution rate with varying economic cycles.  If cash flow from operations and the credit facility are not adequate to meet liquidity requirements, the Company will attempt if necessary to utilize additional financing to achieve this objective.  Although the Company has relatively low levels of debt, there can be no assurances it will be successful with this strategy and may need to reduce its distributions to required levels.  If the Company were unable to extend its maturing debt in future periods or if it were to default on its debt, it may be unable to make distributions or redemptions.  In connection with the sale of its 110 parcels, the Company made a special distribution of $0.75 per share in May 2012 and reduced its annualized distribution rate from $0.88 per common share to $0.83 per common share, payable in monthly distributions beginning June 2012.  In August 2012, the annualized distribution rate was slightly increased to $0.83025 per common share.

Hotel Industry and Competition

The hotel industry is highly competitive. Each of the Company’s hotels is located in a developed area that includes other hotels and competes for guests primarily with other hotels in the Company’s immediate vicinity and secondarily with other hotels in the Company’s geographic market. An increase in the number of competitive hotels in a particular area could have a material adverse effect on the occupancy, average daily rate (“ADR”) and revenue per available room (“RevPAR”) of the Company’s hotels in that area. The Company believes that brand recognition, location, price and quality (of both the hotel and the services provided) are the principal competitive factors affecting the Company’s hotels.  Additionally, general economic conditions in a particular market and nationally impact the performance of the hotel industry.

Hotel Operating Performance

During the period from the Company’s initial formation on November 9, 2007 to July 30, 2008, the Company owned no properties, had no revenue, exclusive of interest income and was primarily engaged in capital formation activities.  The Company began operations on July 31, 2008 when it purchased its first hotel.  As of December 31, 2012, the Company owned 89 hotels (one acquired during 2012, 11 purchased and one newly constructed hotel opened during 2011, 43 purchased during 2010, 12 acquired during 2009 and 21 acquired during 2008).  These hotels are located in 27 states with an aggregate of 11,371 rooms and consisted of the following:  13 Courtyard hotels, two Embassy Suites hotels, five Fairfield Inn hotels, 21 Hampton Inn hotels, one full service Hilton hotel, 18 Hilton Garden Inn hotels, two Home2 Suites hotel, seven Homewood Suites hotels, one full service Marriott hotel, eight Residence Inn hotels, seven SpringHill Suites hotels and four TownePlace Suites hotels.

Room revenue for these hotels for the year ended December 31, 2012 totaled $331.6 million, and the hotels achieved average occupancy of 72%, ADR of $111 and RevPAR of $80 for the period owned in 2012.  Room revenue for the year ended December 31, 2011 totaled $291.9 million, and the hotels achieved average occupancy of 70%, ADR of $107 and RevPAR of $74 for the period owned during 2011.  Hotel performance is impacted by many factors including the economic conditions in the United States as well as each locality.  During the period from the second half of 2008 through 2010, the overall weakness in the U.S. economy had a considerable negative impact on both consumer and business travel.  However, economic conditions have shown evidence of improvement in 2011 and have continued to improve in 2012.  As a result, the industry and the Company have experienced improvements in its hotel occupancy levels, as reflected in the overall increase of the Company’s occupancy for comparable hotels during 2012 as compared to the prior year.  In addition, also signifying a progressing economy, the Company experienced an increase in ADR for comparable hotels during 2012 as compared to the prior year.  With continued improvement, in both demand and room rates, the Company and industry are forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012 for comparable hotels.  The Company’s hotels continue to be leaders in their respective markets.  The Company’s average Market Yield for 2012 and 2011 was 123 and 122, respectively.  The Market Yield is a measure of each hotel’s RevPAR compared to the average in the market, with 100 being the average (the index excludes hotels under renovation or open less than two years) and is provided by Smith Travel Research, Inc.®, an independent company that tracks historical hotel performance in most markets throughout the world.  The Company will continue to pursue market opportunities to improve revenue.  See the Company’s complete financial statements in Part II, Item 8 of this report.

 Management and Franchise Agreements

Each of the Company’s 89 hotels are operated and managed under separate management agreements, by affiliates of one of the following companies:  Dimension, Gateway, Hilton, Intermountain, LBA, Marriott, McKibbon, Raymond, Stonebridge, Tharaldson, Vista, Western or White.  The agreements generally provide for initial terms of one to 30 years. Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees, and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services.  Base management fees are calculated as a percentage of gross revenues.  Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to the Company, as defined in the management agreements. The Company has the option to terminate the management agreements if specified performance thresholds are not satisfied.  For the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $12.3 million, $10.6 million and $5.1 million in management fees.

Dimension, Gateway, Intermountain, LBA, McKibbon, Raymond, Stonebridge, Tharaldson, Vista, Western and White are not affiliated with either Marriott or Hilton, and as a result, the hotels they manage were required to obtain separate franchise agreements with each respective franchisor.  The Hilton franchise agreements generally provide for an initial term of 10 to 21 years.  Fees associated with the agreements generally include the payment of royalty fees and program fees. The Marriott franchise agreements generally provide for initial terms of 13 to 28 years.  Fees associated with the agreements generally include the payment of royalty fees, marketing fees, reservation fees and a communications support fee based on room revenues.  For the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $14.5 million, $12.8 million and $6.2 million in franchise fees.

The franchise and/or management agreements provide a variety of benefits for the Company, which include national advertising, publicity, and other marketing programs designed to increase brand awareness, training of personnel, continuous review of quality standards, centralized reservation systems and best practices within the industry.

 Hotel Maintenance and Renovation

The Company’s hotels have an ongoing need for renovation and refurbishment.  Under various hotel management agreements, the Company has agreed to fund expenditures for periodic repairs, replacement or refurbishment of furniture, fixtures and equipment for the hotels in an amount equal to a certain percentage of gross revenues.  In addition, other capital improvement projects may be directly funded by the Company.  During 2012 and 2011, the Company’s capital improvements on existing hotels were approximately $16.2 million and $9.9 million.

Employees

The Company does not have any employees.  During 2012, all employees involved in the day-to-day operation of the Company’s hotels were employed by third party management companies engaged pursuant to the hotel management agreements.  The Company utilizes, through an advisory agreement for corporate and strategic support, personnel from Apple Nine Advisors, Inc. which in turn utilizes personnel from Apple Fund Management, LLC, a subsidiary of Apple REIT Six, Inc.

Environmental Matters

In connection with each of the Company’s acquisitions, the Company obtains a Phase I Environmental Report and additional environmental reports and surveys, as are necessitated by the preliminary report.  Based on the reports, the Company is not aware of any environmental situations requiring remediation at the Company’s properties, which have not been, or are not currently being remediated as necessary.  No material remediation costs have occurred or are expected to occur.  Under various laws, owners as well as tenants and operators of real estate may be required to investigate and clean up or remove hazardous substances present at or migrating from properties they own, lease or operate and may be held liable for property damage or personal injuries that result from hazardous substances.  These laws also expose the Company to the possibility that it may become liable to reimburse governments for damages and costs they incur in connection with hazardous substances.

Seasonality

The hotel industry historically has been seasonal in nature.  Seasonal variations in occupancy at the Company’s hotels may cause quarterly fluctuations in its revenues. Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters.  To the extent that cash flow from operations is insufficient during any quarter, due to temporary or seasonal fluctuations in revenue, the Company expects to utilize cash on hand or available credit to make distributions.

Property Acquisition

On May 31, 2012, the same day the hotel opened for business, the Company purchased a newly constructed Home2 Suites by Hilton hotel located in Nashville, Tennessee for $16.7 million.  The hotel has 119 rooms and is managed by Vista.  In conjunction with the acquisition, the Company paid approximately $0.3 million, representing 2% of the gross purchase price, as a brokerage commission to Apple Suites Realty Group, Inc. (“ASRG”), which is 100% owned by Glade M. Knight, the Company’s Chairman and Chief Executive Officer.

Development Project

On October 14, 2009, the Company entered into a ground lease for approximately one acre of land located in downtown Richmond, Virginia.  In February 2012, the Company terminated the lease and entered into a contract to purchase the land for $3.0 million, which was completed in July 2012.  In conjunction with the acquisition, the Company paid as a brokerage commission to ASRG approximately $0.06 million, representing 2% of the gross purchase price, which was capitalized as part of the acquisition cost of the land.  The Company acquired the land for the development of adjoining Courtyard and Residence Inn hotels, which is expected to begin in early 2013 and be completed within two years.  Upon completion, the Courtyard and Residence Inn are expected to contain approximately 135 and 75 guest rooms, respectively and are planned to be managed by White.  The Company expects to spend a total of approximately $30 million to develop the hotels and has spent approximately $1.1 million in development costs as of December 31, 2012.  If the Company does not begin vertical construction by July 2013, the seller of the property has an option to acquire the land equal to the amount of the Company’s total cost.

Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties.  These transactions cannot be construed to be at arm’s length and the results of the Company’s operations may be different if these transactions were conducted with non-related parties.  The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to the contracts, as well as any new significant related party transactions.  There were no changes to the contracts discussed in this section and no new significant related party transactions during 2012 (other than the loan guarantee and assignment and transfer agreements discussed below).  The Board of Directors is not required to approve each individual transaction that falls under the related party relationships.  However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The Company has a contract with ASRG, to acquire and dispose of real estate assets for the Company.  A fee of 2% of the gross purchase price or gross sale price in addition to certain reimbursable expenses is paid to ASRG for these services.  As of December 31, 2012, payments to ASRG for fees under the terms of this contract related to the acquisition of assets have totaled approximately $33.5 million since inception.  Of this amount, the Company incurred approximately $0.4 million, $4.0 million and $15.6 million for years ended December 31, 2012, 2011 and 2010.  In addition, the Company incurred a brokerage commission to ASRG totaling approximately $4.0 million related to the sale of the Company’s 110 parcels in April 2012, which has been recorded as a reduction to the deferred gain on sale.  Of this amount, approximately $2.8 million was paid to ASRG during the second quarter of 2012 and the remaining $1.2 million will be paid upon repayment of the $60 million note.

The Company is party to an advisory agreement with Apple Nine Advisors, Inc. (“A9A”), pursuant to which A9A provides management services to the Company.  A9A provides these management services through an affiliate called Apple Fund Management LLC (“AFM”), which is a wholly-owned subsidiary of Apple REIT Six, Inc.  An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses, are payable to A9A for these management services.  Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $2.9 million, $3.0 million and $1.5 million for the years ended December 31, 2012, 2011 and 2010.  The increase in 2012 and 2011 is due to the Company reaching the next fee tier under the advisory agreement due to improved results of operations for the Company during those periods.  At December 31, 2011, $1.0 million of the 2011 advisory fee had not been paid and was included in accounts payable and accrued expenses in the Company’s consolidated balance sheet.  This amount was paid during the first quarter of 2012.  No amounts were outstanding at December 31, 2012.

In addition to the fees payable to ASRG and A9A, the Company reimbursed to A9A or ASRG or paid directly to AFM on behalf of A9A or ASRG approximately $2.2 million, $2.1 million and $2.1 million for the years ended December 31, 2012, 2011 and 2010.  The expenses reimbursed were approximately $0.2 million, $0.3 million and $1.1 million, respectively for costs reimbursed under the contract with ASRG and approximately $2.0 million, $1.8 million and $1.0 million, respectively for costs reimbursed under the contract with A9A.  The costs are included in general and administrative expenses and are for the Company’s proportionate share of the staffing and related costs provided by AFM at the direction of A9A.

AFM is an affiliate of Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., ASRG and Apple Six Realty Group, Inc., (collectively the “Advisors” which are wholly owned by Glade M. Knight). As such, the Advisors provide management services through the use of AFM to, respectively, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Ten, Inc. and the Company (collectively the “Apple REIT Entities”).  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described more fully below allows the companies to share costs yet attract and retain superior executives and staff.  The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements.  Amounts reimbursed to AFM include both compensation for personnel and “overhead” (office rent, utilities, benefits, office supplies, etc.) used by the companies.  Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

The Advisors and Apple REIT Entities allocate all of the costs of AFM among the Apple REIT Entities and the Advisors. The allocation of costs from AFM is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each company’s level of business activity and the extent to which each company requires the services of particular personnel of AFM.  Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company.  As part of this arrangement, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities.  To efficiently manage cash disbursements, an individual Apple REIT Entity may make payments for any or all of the related companies.  The amounts due to or from the related Apple REIT Entity are reimbursed or collected and are not significant in amount.

On November 29, 2012, Apple REIT Six, Inc. entered into a merger agreement with a potential buyer that is not affiliated with the Apple REIT Entities or its Advisors (“the  merger”).  To maintain the current cost sharing structure, on November 29, 2012, A9A entered into an assignment and transfer agreement with Apple REIT Six, Inc. for the transfer of Apple REIT Six, Inc.’s interest in AFM.  The assignment and transfer is expected to occur immediately after the closing of the merger.  As part of the assignment, A9A and the other Advisors agreed to indemnify the potential buyer for any liabilities related to AFM.  The assignment of AFM’s interest to A9A, if it occurs, will have no impact on the Company’s advisory agreement with A9A or the process of allocating costs from AFM to the Apple REIT Entities or Advisors, excluding Apple REIT Six, Inc. as described above, which will increase the remaining companies’ share of the allocated costs.

Also, on November 29, 2012, in connection with the merger, the Company entered into a transfer agreement with Apple REIT Six, Inc. for the potential acquisition of the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and the assignment of the Fort Worth, Texas office lease agreement for approximately $4.5 million which is expected to close immediately prior to the closing of the merger.  Also, as part of the purchase, the Company agreed to indemnify Apple REIT Six, Inc. for any liabilities related to the Headquarters or office lease.  If the closing occurs, any costs associated with the Headquarters and office lease (i.e. office rent, utilities, office supplies, etc.) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple REIT Six, Inc. as described above.

ASRG and A9A are 100% owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company.  Mr. Knight is also Chairman and Chief Executive Officer of Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc.  Members of the Company’s Board of Directors are also on the Board of Directors of Apple REIT Six, Inc., Apple REIT Seven, Inc., and Apple REIT Eight, Inc.

Included in other assets, net on the Company’s consolidated balance sheet is a 24% equity investment in Apple Air Holding, LLC (“Apple Air”).  The other members of Apple Air are Apple REIT Six, Inc., Apple REIT Seven, Inc. and Apple REIT Eight, Inc.  Through its equity investment, the Company has access to Apple Air’s aircraft for acquisition, asset management and renovation purposes.  The Company’s equity investment was approximately $1.9 million and $2.1 million as of December 31, 2012 and 2011.  The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly.  For the years ended December 31, 2012, 2011 and 2010, the Company recorded a loss of approximately $0.2 million, $0.2 million and $0.8 million respectively, as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft and the reduction in basis of the aircraft in 2010 due to the planned trade in for one new airplane in 2011, and is included in general and administrative expense in the Company’s consolidated statements of operations.  Apple Air owned two aircraft during 2010, but reduced its ownership to one aircraft during the first quarter of 2011.

The Company has incurred legal fees associated with the Legal Proceedings discussed herein.  The Company also incurs other professional fees such as accounting, auditing and reporting.  These fees are included in general and administrative expense in the Company’s consolidated statements of operations.  To be cost effective, these services received by the Company are shared as applicable across the other Apple REIT Entities.  The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services.  See Item 7 Management’s Discussion and Analysis of Expenses for the years 2012 and 2011 for more information on legal fees incurred.

Due to the significant discount offered by the original lender, in October 2010, the Company purchased a mortgage note with an outstanding balance of approximately $11.3 million for a total purchase price of approximately $10.8 million from an unrelated third party.  In accordance with the terms of the note, in December 2011, the borrower repaid the remaining outstanding balance totaling $11.0 million.  The interest rate on this mortgage was a variable rate based on the 3-month LIBOR, and averaged 5% during the period held.  The note required monthly payments of principal and interest.  The borrower on the note was Apple Eight SPE Columbia, Inc., an indirect wholly owned subsidiary of Apple REIT Eight, Inc. and the note was secured by a Hilton Garden Inn hotel located in Columbia, South Carolina.  Total interest income, including the accretion of the note discount, recorded by the Company for the years ended December 31, 2012, 2011 and 2010 was approximately $0, $0.9 million and $0.2 million.

In May 2012, the Company entered into a Loan Agreement (the “Loan Agreement”) with a commercial bank, which provided for a $30 million non-revolving line of credit with a maturity date of November 15, 2012.  During the third quarter of 2012, the line of credit was extinguished and the outstanding principal balance totaling $30 million, plus accrued interest was paid in full.  The Loan Agreement was guaranteed by Glade M. Knight, the Company’s Chairman and Chief Executive Officer and was secured by assets of Mr. Knight. Mr. Knight did not receive any consideration in exchange for providing this guaranty and security.  The independent directors of the Company’s Board of Directors approved Mr. Knight providing a guaranty under the Loan Agreement.

Item 1A.         Risk Factors

The following describes several risk factors which are applicable to the Company.  There are many factors that may affect the Company’s business and results of operations, which would affect the Company’s operating cash flow and value.  You should carefully consider, in addition to the other information contained in this report, the risks described below.

Hotel Operations

The Company’s hotels are subject to all of the risks common to the hotel industry.  These risks could adversely affect hotel occupancy and the rates that can be charged for hotel rooms as well as hotel operating expenses, and generally include:

•	increases in supply of hotel rooms that exceed increases in demand;

•	increases in energy costs and other travel expenses that reduce business and leisure travel;

•	reduced business and leisure travel due to continued geo-political uncertainty, including terrorism;

•	adverse effects of declines in general and local economic activity; and

•	adverse effects of a downturn in the hotel industry.

General Local and National Economic Conditions

Changes in general local or national economic or market conditions, increased costs of energy, increased costs of insurance, increased costs of products, increased costs and shortages of labor, competitive factors, fuel shortages, quality of management, the ability of a hotel chain to fulfill any obligations to operators of its hotel business, limited alternative uses for the building, changing consumer habits, condemnation or uninsured losses, changing demographics, changing traffic patterns, inability to remodel outmoded buildings as required by the franchise or lease agreement and other factors beyond the Company’s control may reduce operating results and the value of properties that the Company owns.  Additionally, these items, among others, may reduce the availability of capital to the Company.  As a result, cash available to make distributions to shareholders may be affected.

Current General Economic Environment in the Lodging Industry

The United States continues to be in a low-growth economic environment and continues to experience historically high levels of unemployment.  Uncertainty over the depth and duration of this economic environment continues to have a negative impact on the lodging industry.  Although operating results have improved, high levels of unemployment and sluggish business and consumer travel trends have been evident during the past three years.  Accordingly, the Company’s financial results have been impacted by the economic environment, and future financial results and growth could be further depressed until a more expansive national economic environment is prevalent.  A weaker than anticipated economic recovery, or a return to a recessionary national economic environment, could result in low or decreased levels of business and consumer travel, negatively impacting the lodging industry, and, in turn, negatively impacting the Company’s future growth prospects and results of operations.

Hospitality Industry

The success of the Company’s properties will depend largely on the property operators’ ability to adapt to dominant trends in the hotel industry as well as greater competitive pressures, increased consolidation, industry overbuilding, dependence on consumer spending patterns and changing demographics, the introduction of new concepts and products, availability of labor, price levels and general economic conditions.  The success of a particular hotel brand, the ability of a hotel brand to fulfill any obligations to operators of its business, and trends in the hotel industry may affect the Company’s income and the funds it has available to distribute to shareholders.

The hospitality industry could also experience a significant decline in occupancy and average daily rates due to a reduction in both business and leisure travel. General economic conditions, increased fuel costs, natural disasters and terrorist attacks are a few factors that could affect an individual’s willingness to travel.  The Company’s property insurance will typically cover losses for property damage due to terrorist attacks or natural disasters (subject to policy deductibles). However, the Company is not insured against the potential negative effect a terrorist attack or natural disaster would have on the hospitality industry as a whole.

Seasonality

The hotel industry is seasonal in nature.  Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters.  As a result, there may be quarterly fluctuations in results of operations and the Company may need to enter into short-term borrowing arrangements in certain periods in order to offset these fluctuations in revenues and to make distributions to shareholders.

Franchise Agreements

The Company’s wholly-owned taxable REIT subsidiaries (or subsidiaries thereof), operate all of the properties pursuant to franchise or license agreements with nationally recognized hotel brands.  These franchise agreements contain specific standards for, and restrictions and limitations on, the operation and maintenance of the Company’s properties in order to maintain uniformity within the franchisor system.  These standards could potentially conflict with the Company’s ability to create specific business plans tailored to each property and to each market.

Competition

The hotel industry is highly competitive. Each of the Company’s hotels is located in a developed area that includes other hotels and competes for guests primarily with other hotels in the Company’s immediate vicinity and secondarily with other hotels in the Company’s geographic market. An increase in the number of competitive hotels in a particular area could have a material adverse effect on the occupancy, average daily rate and revenue per available room of the Company’s hotels in that area.

Note Receivable

In April 2012, the Company completed the sale of its 406 acres of land and land improvements located on 110 sites in the Ft. Worth, Texas area for a total sale price of $198.4 million.  In conjunction with the sale, the Company received approximately $138.4 million in cash proceeds and issued a note receivable totaling $60.0 million to the purchaser.  The note is secured by a junior lien on the 110 parcels.  The note requires interest only payments for the first three years of the note.  After the first three years, interest is accrued and payments will only be received once the purchaser extinguishes its senior loan with a third party (the “senior loan”).  Once the senior loan is repaid, the Company will receive all payments from the existing lease on the 110 parcels until fully repaid or the note reaches maturity which is April 2049.  If the purchaser defaults under the Company’s note or the senior loan, the Company may not recover some or all of its note receivable.

Illiquidity of Shares

There is and will be no public trading market for the common shares and the Series A preferred shares for an indefinite period of time, if ever. Therefore, the Units are and will be highly illiquid and very difficult to trade.  There is no definite time frame to provide liquidity.  There also is no definite value for the Units when a liquidity event occurs.  In addition, there are restrictions on the transfer of the common shares.  In order to qualify as a REIT, the shares must be beneficially owned by 100 or more persons and no more than 50% of the value of the Company’s issued and outstanding shares may be owned directly or indirectly by five or fewer individuals.  Therefore, the Company’s bylaws provide that no person may own more than 9.8% of the issued and outstanding Units.  Any purported transfer of the Company’s shares that would result in a violation of either of these limits will be declared null and void.

Qualification as a REIT

The rules governing a REIT are highly technical and complex.  They require ongoing compliance with and interpretation of a variety of tests and regulations that depend on, among other things, future operations.  While the Company expects to satisfy these tests, it cannot ensure it will qualify as a REIT for any particular year.  There is also the risk that the applicable laws governing a REIT could be changed, which could adversely affect the Company and its shareholders.

Distributions to Shareholders

If the Company’s properties do not generate sufficient revenue to meet operating expenses, the Company’s cash flow and the Company’s ability to make distributions to shareholders may be adversely affected.  The Company is subject to all operating risks common to hotels. These risks might adversely affect occupancy or room rates.  Increases in operating costs due to inflation and other factors may not necessarily be offset by increased room rates.  The local, regional and national hotel markets may limit the extent to which room rates may be increased to meet increased operating expenses without decreasing occupancy rates.  While the Company intends to make monthly distributions to shareholders, there can be no assurance that the Company will be able to make distributions at any particular time or rate, or at all.  Further, there is no assurance that a distribution rate achieved for a particular period will be maintained in the future.  Also, while management may establish goals as to particular rates of distribution or have an intention to make distributions at a particular rate, there can be no assurance that such goals or intentions will be realized.

The Company’s objective in setting a distribution rate is to project a rate that will provide consistency over the life of the Company, taking into account acquisitions and capital improvements, ramp up of new properties and varying economic cycles.  The Company anticipates that it may need to utilize debt, offering proceeds and cash from operations to meet this objective.  The Company evaluates the distribution rate on an ongoing basis and may make changes at any time if the Company feels the rate is not appropriate based on available cash resources.

While the Company generally seeks to make distributions from its operating cash flows, distributions may be made (although there is no obligation to do so) in certain circumstances in part from financing proceeds or other sources, such as proceeds from the offering of Units.  While distributions from such sources would result in the shareholder receiving cash, the consequences to the shareholders would differ from a distribution from the Company’s operating cash flows.  For example, if financing is the source of a distribution, that financing would have to be repaid, and if proceeds from the offering of Units are distributed, those proceeds would not then be available for other uses (such as property acquisitions or improvements).

Financing Risks

Although the Company anticipates maintaining relatively low levels of debt, it may periodically use short-term financing to complete planned development projects, perform renovations to its properties, make shareholder distributions or planned Unit redemptions in periods of fluctuating income from its properties.  The debt markets have been volatile and subject to increased regulation, and as a result, the Company may not be able to use debt to meet its cash requirements, including refinancing any scheduled debt maturities.

Compliance with Financial Covenants

The Company’s $50 million unsecured revolving credit facility entered into in November 2012 contains financial covenants that could require the outstanding borrowings to be prepaid prior to the scheduled maturity or restrict the amount and timing of distributions to shareholders.  The covenants include, among others, a minimum tangible net worth, maximum debt limits, and minimum debt service and fixed charge coverage ratios.

Securities Class Action Lawsuits and Governmental Regulatory Oversight Risks

As a result of regulatory inquiries or other regulatory actions, or as a result of being publicly held, the Company may become subject to lawsuits.  The Company is currently subject to one securities class action lawsuit and other suits may be filed against the Company in the future.  Due to the uncertainties related to litigation, the Company is unable at this time to evaluate the likelihood of either a favorable or unfavorable outcome or to estimate the range of potential exposure. If the outcome is unfavorable, the Company may be required to pay damages and/or change its business practices, any of which could have a material adverse effect on the Company’s financial condition, results of operations and cash flows.  The ability of the Company to access capital markets, including commercial debt markets, could be negatively impacted by unfavorable, or the possibility of unfavorable, outcomes to lawsuits or adverse regulatory actions.

The Company has been and may continue to be subject to regulatory inquiries, which have resulted in and which could continue to result in costs and personnel time commitment to respond.  It may also be subject to action by governing regulatory agencies, as a result of its activities, which could result in costs to respond and fines or changes in the Company’s business practices, any of which could have a material adverse effect on the financial condition, results of operations, liquidity and capital resources, and cash flows of the Company.

Technology is used in operations, and any material failure, inadequacy, interruption or security failure of that technology could harm the business

The Company and its hotel managers and franchisors rely on information technology networks and systems, including the Internet, to process, transmit and store electronic information, and to manage or support a variety of business processes, including financial transactions and records, personal identifying information, reservations, billing and operating data.  Some of the information technology is purchased from vendors, on whom the systems depend. The Company and its hotel managers and franchisors rely on commercially available and internally developed systems, software, tools and monitoring to provide security for processing, transmission and storage of confidential operator and other customer information, such as individually identifiable information, including information relating to financial accounts. Although the Company and its hotel managers and franchisors have taken steps necessary to protect the security of their information systems and the data maintained in those systems, it is possible that the safety and security measures taken will not be able to prevent the systems’ improper functioning or damage, or the improper access or disclosure of personally identifiable information such as in the event of cyber attacks. Security breaches, including physical or electronic break-ins, computer viruses, attacks by hackers and similar breaches, can create system disruptions, shutdowns or unauthorized disclosure of confidential information. Any failure to maintain proper function, security and availability of information systems could interrupt operations, damage reputation, subject the Company to liability claims or regulatory penalties and could have a material adverse effect on the business, financial condition and results of operations of the Company.

Potential losses not covered by Insurance

The Company maintains comprehensive insurance coverage for general liability, property, business interruption and other risks with respect to all of its hotels.  These policies offer coverage features and insured limits that the Company believes are customary for similar types of properties.  There are no assurances that coverage will be available at reasonable rates.  Also, various types of catastrophic losses, like earthquakes, hurricanes, or certain types of terrorism, may not be insurable or may not be economically insurable.  Even when insurable, these policies may have high deductibles and/or high premiums.  There also can be risks such as certain environmental hazards that may be deemed to fall outside the coverage.  In the event of a substantial loss, the Company’s insurance coverage may not be sufficient to cover the full current market value or replacement cost of its lost investment. Should an uninsured loss or a loss in excess of insured limits occur, the Company could lose all or a portion of the capital it has invested in a hotel, as well as the anticipated future revenue from the hotel.  In that event, the Company might nevertheless remain obligated for any mortgage debt or other financial obligations related to the hotel.  Inflation, changes in building codes and ordinances, environmental considerations and other factors might also keep the Company from using insurance proceeds to replace or renovate a hotel after it has been damaged or destroyed.  The Company also may encounter challenges with an insurance provider regarding whether it will pay a particular claim that the Company believes to be covered under its policy.Under those circumstances, the insurance proceeds the Company receives might be inadequate to restore its economic position on the damaged or destroyed hotel, which could have a material adverse effect on the Company.

Item 1B.         Unresolved Staff Comments

Not applicable.

Item 2.            Properties

As of December 31, 2012, the Company owned 89 hotels located in 27 states with an aggregate of 11,371 rooms, consisting of the following:

	Total by	Number of
Brand	Brand	Rooms
Hampton Inn	21	2,529
Hilton Garden Inn	18	2,509
Courtyard	13	1,689
Homewood Suites	7	735
Fairfield Inn	5	613
TownePlace Suites	4	453
Residence Inn	8	874
SpringHill Suites	7	986
Marriott	1	206
Embassy Suites	2	316
Home2 Suites	2	237
Hilton	1	224
	89	11,371

The following table includes the location of each hotel, the date of construction, the date acquired, encumbrances (if any), initial acquisition cost, gross carrying value and the number of rooms of each hotel.

Real Estate and Accumulated Depreciation
As of December 31, 2012
(dollars in thousands)

						Subsequently
						Capitalized
				Initial Cost		Bldg.	Total
					Bldg./	Imp. &	Gross	Acc.	Date of	Date	Depreciable	# of
City	State	Description	Encumbrances	Land (1)	FF&E /Other	FF&E	Cost	Deprec.	Construction	Acquired	Life	Rooms
Anchorage	AK	Embassy Suites	$23,154	$2,955	$39,053	$108	$42,116	$(3,529)	2008	Apr-10	3 - 39 yrs.	169
Dothan	AL	Hilton Garden Inn	0	1,037	10,581	14	11,632	(1,480)	2009	Jun-09	3 - 39 yrs.	104
Troy	AL	Courtyard	0	582	8,270	18	8,870	(1,200)	2009	Jun-09	3 - 39 yrs.	90
Rogers	AR	Hampton Inn	7,958	961	8,483	86	9,530	(780)	1998	Aug-10	3 - 39 yrs.	122
Rogers	AR	Homewood Suites	0	1,375	9,514	247	11,136	(1,052)	2006	Apr-10	3 - 39 yrs.	126
Chandler	AZ	Courtyard	0	1,061	16,008	57	17,126	(1,204)	2009	Nov-10	3 - 39 yrs.	150
Chandler	AZ	Fairfield Inn & Suites	0	778	11,272	42	12,092	(834)	2009	Nov-10	3 - 39 yrs.	110
Phoenix	AZ	Courtyard	0	1,413	14,669	51	16,133	(1,033)	2007	Nov-10	3 - 39 yrs.	164
Phoenix	AZ	Residence Inn	0	1,111	12,953	88	14,152	(969)	2008	Nov-10	3 - 39 yrs.	129
Tucson	AZ	Hilton Garden Inn	0	1,005	17,925	84	19,014	(2,863)	2008	Jul-08	3 - 39 yrs.	125
Tucson	AZ	TownePlace Suites	0	992	14,563	41	15,596	(637)	2011	Oct-11	3 - 39 yrs.	124
Clovis	CA	Hampton Inn & Suites	0	1,287	9,888	27	11,202	(1,233)	2009	Jul-09	3 - 39 yrs.	86
Clovis	CA	Homewood Suites	0	1,500	10,970	24	12,494	(1,154)	2010	Feb-10	3 - 39 yrs.	83
San Bernardino	CA	Residence Inn	0	0	13,662	160	13,822	(781)	2006	Feb-11	3 - 39 yrs.	95
Santa Ana	CA	Courtyard	0	3,082	21,051	0	24,133	(1,206)	2011	May-11	3 - 39 yrs.	155
Santa Clarita	CA	Courtyard	0	4,568	18,721	77	23,366	(2,869)	2007	Sep-08	3 - 39 yrs.	140
Santa Clarita	CA	Fairfield Inn	0	1,864	7,753	515	10,132	(1,086)	1996	Oct-08	3 - 39 yrs.	66
Santa Clarita	CA	Hampton Inn	0	1,812	15,761	1,348	18,921	(2,742)	1987	Oct-08	3 - 39 yrs.	128
Santa Clarita	CA	Residence Inn	0	2,539	14,493	1,199	18,231	(2,241)	1996	Oct-08	3 - 39 yrs.	90
Pueblo	CO	Hampton Inn & Suites	0	894	7,423	1,275	9,592	(1,473)	2000	Oct-08	3 - 39 yrs.	81
Ft. Lauderdale	FL	Hampton Inn	0	2,235	17,590	1,206	21,031	(2,513)	2000	Dec-08	3 - 39 yrs.	109
Miami	FL	Hampton Inn & Suites	0	1,972	9,987	1,889	13,848	(1,449)	2000	Apr-10	3 - 39 yrs.	121
Orlando	FL	Fairfield Inn & Suites	0	3,140	22,580	262	25,982	(2,763)	2009	Jul-09	3 - 39 yrs.	200
Orlando	FL	SpringHill Suites	0	3,141	25,779	76	28,996	(3,191)	2009	Jul-09	3 - 39 yrs.	200
Panama City	FL	TownePlace Suites	0	908	9,549	3	10,460	(1,046)	2010	Jan-10	3 - 39 yrs.	103
Panama City Beach	FL	Hampton Inn & Suites	0	1,605	9,995	21	11,621	(1,394)	2009	Mar-09	3 - 39 yrs.	95
Tampa	FL	Embassy Suites	0	1,824	20,034	315	22,173	(1,387)	2007	Nov-10	3 - 39 yrs.	147
Albany	GA	Fairfield Inn & Suites	0	899	7,263	10	8,172	(822)	2010	Jan-10	3 - 39 yrs.	87
Boise	ID	Hampton Inn & Suites	0	1,335	21,114	139	22,588	(1,932)	2007	Apr-10	3 - 39 yrs.	186
Mettawa	IL	Hilton Garden Inn	0	2,246	28,328	35	30,609	(1,898)	2008	Nov-10	3 - 39 yrs.	170
Mettawa	IL	Residence Inn	0	1,722	21,843	9	23,574	(1,458)	2008	Nov-10	3 - 39 yrs.	130
Schaumburg	IL	Hilton Garden Inn	0	1,450	19,122	24	20,596	(1,376)	2008	Nov-10	3 - 39 yrs.	166
Warrenville	IL	Hilton Garden Inn	0	1,171	20,894	19	22,084	(1,416)	2008	Nov-10	3 - 39 yrs.	135

						Subsequently
						Capitalized
				Initial Cost		Bldg.	Total
					Bldg./	Imp. &	Gross	Acc.	Date of	Date	Depreciable	# of
City	State	Description	Encumbrances	Land (1)	FF&E /Other	FF&E	Cost	Deprec.	Construction	Acquired	Life	Rooms
Indianapolis	IN	SpringHill Suites	0	1,310	11,542	36	12,888	(799)	2007	Nov-10	3 - 39 yrs.	130
Mishawaka	IN	Residence Inn	0	898	12,862	52	13,812	(885)	2007	Nov-10	3 - 39 yrs.	106
Alexandria	LA	Courtyard	0	1,099	8,708	6	9,813	(784)	2010	Sep-10	3 - 39 yrs.	96
Baton Rouge	LA	SpringHill Suites	0	1,280	13,870	50	15,200	(1,691)	2009	Sep-09	3 - 39 yrs.	119
Lafayette	LA	Hilton Garden Inn	0	0	17,898	1,875	19,773	(1,621)	2006	Jul-10	3 - 39 yrs.	153
Lafayette	LA	SpringHill Suites	0	709	9,400	6	10,115	(554)	2011	Jun-11	3 - 39 yrs.	103
West Monroe	LA	Hilton Garden Inn	0	832	14,872	1,405	17,109	(1,406)	2007	Jul-10	3 - 39 yrs.	134
Andover	MA	SpringHill Suites	0	702	5,799	1,792	8,293	(637)	2000	Nov-10	3 - 39 yrs.	136
Silver Spring	MD	Hilton Garden Inn	0	1,361	16,094	5	17,460	(1,377)	2010	Jul-10	3 - 39 yrs.	107
Novi	MI	Hilton Garden Inn	0	1,213	15,052	56	16,321	(1,126)	2008	Nov-10	3 - 39 yrs.	148
Rochester	MN	Hampton Inn & Suites	0	916	13,225	39	14,180	(1,681)	2009	Aug-09	3 - 39 yrs.	124
Kansas City	MO	Hampton Inn	6,235	727	9,363	91	10,181	(871)	1999	Aug-10	3 - 39 yrs.	122
St. Louis	MO	Hampton Inn	13,293	1,758	20,954	1,165	23,877	(1,750)	2003	Aug-10	3 - 39 yrs.	190
St. Louis	MO	Hampton Inn & Suites	0	758	15,287	108	16,153	(1,299)	2006	Apr-10	3 - 39 yrs.	126
Hattiesburg	MS	Residence Inn	0	906	9,151	25	10,082	(1,429)	2008	Dec-08	3 - 39 yrs.	84
Charlotte	NC	Homewood Suites	0	1,059	4,937	4,012	10,008	(2,304)	1990	Sep-08	3 - 39 yrs.	112
Durham	NC	Homewood Suites	0	1,232	18,343	1,942	21,517	(2,746)	1999	Dec-08	3 - 39 yrs.	122
Fayetteville	NC	Home2 Suites	0	746	10,563	0	11,309	(808)	2011	Feb-11	3 - 39 yrs.	118
Holly Springs	NC	Hampton Inn & Suites	0	1,620	13,260	11	14,891	(1,077)	2010	Nov-10	3 - 39 yrs.	124
Jacksonville	NC	TownePlace Suites	0	632	8,608	37	9,277	(864)	2008	Feb-10	3 - 39 yrs.	86
Mt. Laurel	NJ	Homewood Suites	0	1,589	13,476	300	15,365	(828)	2006	Jan-11	3 - 39 yrs.	118
West Orange	NJ	Courtyard	0	2,054	19,513	1,501	23,068	(1,305)	2005	Jan-11	3 - 39 yrs.	131
Twinsburg	OH	Hilton Garden Inn	0	1,419	16,614	1,709	19,742	(2,703)	1999	Oct-08	3 - 39 yrs.	142
Oklahoma City	OK	Hampton Inn & Suites	0	1,430	31,327	29	32,786	(2,719)	2009	May-10	3 - 39 yrs.	200
Collegeville	PA	Courtyard	12,587	2,115	17,953	1,687	21,755	(1,398)	2005	Nov-10	3 - 39 yrs.	132
Malvern	PA	Courtyard	7,530	996	20,374	77	21,447	(1,316)	2007	Nov-10	3 - 39 yrs.	127
Pittsburgh	PA	Hampton Inn	0	2,503	18,537	1,203	22,243	(2,605)	1990	Dec-08	3 - 39 yrs.	132
Jackson	TN	Courtyard	0	986	14,656	51	15,693	(2,058)	2008	Dec-08	3 - 39 yrs.	94
Jackson	TN	Hampton Inn & Suites	0	692	12,281	87	13,060	(1,665)	2007	Dec-08	3 - 39 yrs.	83
Johnson City	TN	Courtyard	0	1,105	8,632	17	9,754	(1,109)	2009	Sep-09	3 - 39 yrs.	90
Nashville	TN	Hilton Garden Inn	0	2,754	39,997	30	42,781	(2,978)	2009	Sep-10	3 - 39 yrs.	194
Nashville	TN	Home2 Suites	0	1,153	15,206	0	16,359	(371)	2012	May-12	3 - 39 yrs.	119
Allen	TX	Hampton Inn & Suites	0	1,442	11,456	318	13,216	(1,948)	2006	Sep-08	3 - 39 yrs.	103
Allen	TX	Hilton Garden Inn	10,004	2,130	16,731	2,900	21,761	(3,494)	2002	Oct-08	3 - 39 yrs.	150
Arlington	TX	Hampton Inn & Suites	0	1,217	8,738	378	10,333	(647)	2007	Dec-10	3 - 39 yrs.	98

						Subsequently
						Capitalized
				Initial Cost		Bldg.	Total
					Bldg./	Imp. &	Gross	Acc.	Date of	Date	Depreciable	# of
City	State	Description	Encumbrances	Land (1)	FF&E /Other	FF&E	Cost	Deprec.	Construction	Acquired	Life	Rooms
Austin	TX	Courtyard	0	1,579	18,487	24	20,090	(1,330)	2009	Nov-10	3 - 39 yrs.	145
Austin	TX	Fairfield Inn & Suites	0	1,306	16,504	11	17,821	(1,197)	2009	Nov-10	3 - 39 yrs.	150
Austin	TX	Hampton Inn	6,901	1,459	17,184	1,684	20,327	(2,505)	1997	Apr-09	3 - 39 yrs.	124
Austin	TX	Hilton Garden Inn	0	1,614	14,451	36	16,101	(1,029)	2008	Nov-10	3 - 39 yrs.	117
Austin	TX	Homewood Suites	6,907	1,898	16,462	2,096	20,456	(2,542)	1997	Apr-09	3 - 39 yrs.	97
Beaumont	TX	Residence Inn	0	1,177	16,180	34	17,391	(2,530)	2008	Oct-08	3 - 39 yrs.	133
Dallas	TX	Hilton	20,136	2,221	40,350	6,254	48,825	(2,533)	2001	May-11	3 - 39 yrs.	224
Duncanville	TX	Hilton Garden Inn	13,139	2,378	15,935	586	18,899	(2,975)	2005	Oct-08	3 - 39 yrs.	142
El Paso	TX	Hilton Garden Inn	0	1,244	18,300	3	19,547	(730)	2011	Dec-11	3 - 39 yrs.	145
Frisco	TX	Hilton Garden Inn	0	2,507	12,981	13	15,501	(1,926)	2008	Dec-08	3 - 39 yrs.	102
Ft. Worth	TX	TownePlace Suites	0	2,104	16,311	10	18,425	(1,379)	2010	Jul-10	3 - 39 yrs.	140
Grapevine	TX	Hilton Garden Inn	11,751	1,522	15,543	38	17,103	(1,265)	2009	Sep-10	3 - 39 yrs.	110
Houston	TX	Marriott	0	4,143	46,623	14	50,780	(4,796)	2010	Jan-10	3 - 39 yrs.	206
Irving	TX	Homewood Suites	5,763	705	9,610	229	10,544	(668)	2006	Dec-10	3 - 39 yrs.	77
Lewisville	TX	Hilton Garden Inn	0	3,361	23,919	134	27,414	(3,914)	2007	Oct-08	3 - 39 yrs.	165
Round Rock	TX	Hampton Inn	3,813	865	10,999	1,337	13,201	(1,662)	2001	Mar-09	3 - 39 yrs.	94
Texarkana	TX	Hampton Inn & Suites	4,822	636	8,723	936	10,295	(614)	2004	Jan-11	3 - 39 yrs.	81
Salt Lake City	UT	SpringHill Suites	0	1,092	16,465	30	17,587	(1,183)	2009	Nov-10	3 - 39 yrs.	143
Alexandria	VA	SpringHill Suites	0	5,968	0	18,918	24,886	(1,393)	2011	Mar-09	3 - 39 yrs.	155
Bristol	VA	Courtyard	9,239	1,723	19,162	1,584	22,469	(3,035)	2004	Nov-08	3 - 39 yrs.	175
Manassas	VA	Residence Inn	0	0	14,962	164	15,126	(857)	2006	Feb-11	3 - 39 yrs.	107
			163,232	137,309	1,401,521	66,604	1,605,434	(145,927)				11,371

Other real estate investments:

Richmond	VA	Hotel under construction	0	3,115	0	1,058	4,173	0		Jul-12		0
Other			0	0	0	214	214	0				0
			$163,232	$140,424	$1,401,521	$67,876	$1,609,821	$(145,927)				11,371

(1) Land is owned fee simple unless cost is $0, which means the property is subject to a ground lease.

Investment in real estate at December 31, 2012, consisted of the following (in thousands):

Land	$140,424
Building and Improvements	1,349,246
Furniture, Fixtures and Equipment	114,501
Franchise Fees	4,592
Construction in Progress	1,058
1,609,821
Less Accumulated Depreciation	(145,927)
Investment in Real Estate, net	$1,463,894

For additional information about the Company’s properties, refer to Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Item 3.            Legal Proceedings

The term the “Apple REIT Companies” means the Company, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in all three of the above mentioned class action lawsuits.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Companies, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933. The consolidated complaint also asserts claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On April 18, 2012, the Company, and the other Apple REIT Companies, served a motion to dismiss the consolidated complaint in the In re Apple REITs Litigation. The Company and the other Apple REIT Companies accompanied their motion to dismiss the consolidated complaint with a memorandum of law in support of their motion to dismiss the consolidated complaint. The briefing period for any motion to dismiss was completed on July 13, 2012.

The Company believes that any claims against it, its officers and directors and other Apple entities are without merit, and intends to defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

On October 22, 2012, the Financial Industry Regulatory Authority (“FINRA”) issued an order against David Lerner Associates, Inc. (“DLA”) and David Lerner, individually, requiring DLA to pay approximately $12 million in restitution to certain investors in Units of Apple REIT Ten, Inc.  In addition, David Lerner, individually, was fined $250,000 and suspended for one year from the securities industry, followed by a two year suspension from acting as a principal.  The Company relies on DLA for the administration of its Units and does not believe this settlement will affect the administration of its Units.  The Company intends to continue to cooperate with regulatory or governmental inquiries.

Item 4.           Mine Safety Disclosures

Not Applicable.

PART II

Item 5.            Market For Registrant’s Common Equity, Related Shareholder Matters and Issuer Purchases of Equity Securities

Common Shares

There is currently no established public trading market in which the Company’s common shares are traded.  As of December 31, 2012 there were 182.6 million Units outstanding.  Each Unit consists of one common share, no par value, and one Series A preferred share of the Company.  As of February 28, 2013, the Units were held by approximately 38,100 beneficial shareholders.

The Company is currently selling Units to its existing shareholders at a price of $10.25 per share through its Dividend Reinvestment Plan.  This price is based on the most recent price at which an unrelated person purchased the Company’s Units from the Company.  The Company also uses the original price paid for Units less Special Distributions ($10.25 per Unit in most cases)  for redemptions under its Unit Redemption Program with the intention of providing limited liquidity based on those interested in purchasing additional Units through the Company’s Dividend Reinvestment Plan.  As discussed further below, since inception of its Dividend Reinvestment Plan and Unit Redemption Program, 10.1 million Units have been issued and 9.8 million Units redeemed.  The price of $10.25 per share is not based on an appraisal or valuation of the Company or its assets.  In 2012, there was a tender offer made for the Units of the Company by a group of bidders. In June 2012, the bidders announced they acquired 74,010 Units for $6.25 a Unit. The Units acquired by the tender offer were approximately .04% of the Company’s outstanding shares. The weighted average price paid for shares through the tender offer and the Company’s Unit Redemption Program in 2012 was $10.29 per Unit.

Special Distribution

On April 27, 2012, the Company completed the sale of its 110 parcels for a total sale price of $198.4 million and received approximately $138.4 million in cash proceeds and issued a note receivable totaling $60.0 million to the purchaser.  In conjunction with the sale, the Board of Directors approved a special distribution of $0.75 per Unit, totaling $136.1 million on May 17, 2012 to shareholders of record on May 11, 2012 (the “Special Distribution”).  In accordance with the Company’s Articles of Incorporation, the liquidation preference of each share of Series A preferred stock was reduced by the amount of the Special Distribution, or from $11.00 to $10.25 per share.

Distribution Policy

 To maintain its REIT status the Company is required to distribute at least 90% of its ordinary income.  Distributions (excluding the Special Distribution) during 2012, 2011 and 2010 totaled approximately $155.0 million, $160.4 million and $118.1 million, respectively.  Distributions for August 2012 through December 31, 2012 were paid at a monthly rate of $0.0691875 per common share, June and July 2012 distributions were paid at a monthly rate of $0.069167 per common share and prior to the June 2012, distributions were paid monthly at a rate of $0.073334 per share.  In conjunction with the Special Distribution, in May 2012 the Company’s Board of Directors reduced the annual distribution rate from $0.88 per common share to $0.83 per common share.  The reduction was effective with the June 2012 distribution. In August 2012, the Board of Directors slightly increased the annualized distribution rate from $0.83 per common share to $0.83025 per common share.  Although the Company intends to continue paying distributions on a monthly basis, the amount and timing of distributions to shareholders are within the discretion of the Company’s Board of Directors.  The amount and frequency of future distributions will depend on the Company’s results of operations, cash flow from operations, economic conditions, working capital requirements, cash requirements to fund investing and financing activities, capital expenditure requirements, including improvements to and expansions of properties, planned development projects and the acquisition of additional properties, as well as the distribution requirements under federal income tax provisions for qualification as a REIT.  The Company’s Credit Agreement can potentially limit distributions to $152 million annually, subject to operational results, unless the Company is required to distribute more to meet REIT requirements.

Dividend Reinvestment Plan

In December 2010, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company. The uses of the proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels.  As a result of the Special Distribution, beginning in May 2012, the offering price per Unit under the Company’s Dividend Reinvestment Plan was adjusted by the amount of the Special Distribution (from $11.00 to $10.25).  The Company has registered 20.0 million Units for potential issuance under the plan.  During the year ended December 31, 2012 and 2011, approximately 4.8 million Units, representing $50.0 million in proceeds to the Company, and 5.4 million Units, representing $59.1 million in proceeds to the Company, were issued under the plan.  No Units were issued under the plan as of December 31, 2010.  Since inception of the plan through December 31, 2012, approximately 10.1 million Units, representing $109.1 million in proceeds to the Company, were issued under the plan.  As of December 31, 2012, the Company had approximately 55.9 million Units participating in the Dividend Reinvestment Plan, which has declined from a high in June 2011 of 75.4 million Units.  Since there continues to be demand for the Units at $10.25 per Unit, the Company’s Board of Directors does not believe the current offering price under the Dividend Reinvestment Plan should be changed at this time.  However, the Board of Directors could change the price as it determines appropriate.

Unit Redemption Program

In July 2009, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year.  Since the inception of the program through April 2012, shareholders were permitted to request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned for less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years.  In May 2012, as a result of the Special Distribution, the purchase price per Unit under the Company’s Unit Redemption Program was adjusted by the amount of the Special Distribution (from $11.00 to $10.25 for the maximum purchase price, based on the original purchase price and length of time such Units have been held by the shareholder).  The maximum number of Units that may be redeemed in any given year is five percent of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption.  The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program.  As noted below, since July 2011 total redemption requests have exceeded the authorized amount of redemptions and the Board of Directors has and will continue to limit the amount of redemptions as it deems prudent.

Since inception of the program through December 31, 2012, the Company has redeemed approximately 9.8 million Units representing $101.2 million.  During the year ended December 31, 2012, the Company redeemed approximately 5.0 million Units in the amount of $52.0 million.  As contemplated in the program, beginning with the July 2011 redemption, the Company redeemed Units on a pro-rata basis with approximately 41%, 18%, 14%, 13%, 9% and 9% of the amounts requested redeemed in the third and fourth quarters of 2011 and the first, second, third and fourth quarters of 2012, respectively, leaving approximately 10.2 million Units requested but not redeemed as of the last scheduled redemption date in the fourth quarter of 2012 (October 2012).  Prior to July 2011, the Company had redeemed 100% of redemption requests.  The Company has a number of cash sources including cash from operations, dividend reinvestment plan proceeds, proceeds from borrowings and asset sales from which it can make redemptions. See the Company’s complete consolidated statements of cash flows for the years ended December 31, 2012, 2011 and 2010 included in the Company’s audited financial statements in Item 8 of this Form 10-K for a further description of the sources and uses of the Company’s cash flows.  The following is a summary of the Unit redemptions during 2011 and 2012:

Redemption Date	Requested Unit Redemptions	Units Redeemed	Redemption Requests Not Redeemed

January 2011	318,891	318,891	0
April 2011	378,367	378,367	0
July 2011	3,785,039	1,549,058	2,235,981
October 2011	8,410,322	1,511,997	6,898,325
January 2012	10,689,219	1,507,187	9,182,032
April 2012	11,229,890	1,509,922	9,719,968
July 2012	10,730,084	1,004,365	9,725,719
October 2012	11,155,269	1,003,267	10,152,002

The following is a summary of redemptions during the fourth quarter of 2012 (no redemptions occurred in November and December of 2012).

Issuer Purchases of Equity Securities

	(a)	(b)	(c)	(d)
Period	Total Number of Units Purchased	Average Price Paid per Unit	Total Number of Units Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Units that May Yet Be Purchased Under the Plans or Programs
October 2012	1,003,267	$9.97	1,003,267	(1)

(1)	The maximum number of Units that may be redeemed in any 12 month period is limited to up to five percent (5.0%) of the weighted average number of Units outstanding from the beginning of the 12 month period, subject to the Company’s right to change the number of Units to be redeemed.

Series A Preferred Shares

The Series A preferred shares have no voting rights and no conversion rights.  In addition, the Series A preferred shares are not separately tradable from the common shares to which they relate.  The Series A preferred shares do not have any distribution rights except a priority distribution upon the sale of the Company’s assets.  In accordance with the Company’s Articles of Incorporation, the priority distribution (“Priority Distribution”) of each share of Series A preferred stock was reduced by the amount of the Special Distribution, or from $11.00 to $10.25 per share.  The Priority Distribution will be paid before any distribution will be made to the holders of any other shares.  Upon the Priority Distribution the Series A preferred shares will have no other distribution rights.

Series B Convertible Preferred Shares

In November 2007, the Company issued 480,000 Series B convertible preferred shares to Glade M. Knight, the Company’s Chairman and Chief Executive Officer.  There are no dividends payable on the Series B convertible preferred shares.  Holders of more than two-thirds of the Series B convertible preferred shares must approve any proposed amendment to the Articles of Incorporation that would adversely affect the Series B convertible preferred shares.  Upon liquidation, each holder of the Series B convertible preferred shares is entitled to a priority liquidation payment.  However the priority liquidation payment of the holder of the Series B convertible preferred shares is junior to the holders of the Series A preferred shares’ distribution rights.  The holder of a Series B convertible preferred share is entitled to a liquidation payment of $11 per number of common shares into which each Series B convertible preferred share would convert.  In the event that the liquidation of the Company’s assets results in proceeds that exceed the distribution rights of the Series A preferred shares and the Series B convertible preferred shares, the remaining proceeds will be distributed between the common shares and the Series B convertible preferred shares, on an as converted basis.  The Series B convertible preferred shares are convertible into common shares of the Company upon and for 180 days following the occurrence of any of the following events: (1) substantially all of the Company’s assets, stock or business is sold or transferred through exchange, merger, consolidation, lease, share exchange, sale or otherwise, other than a sale of assets in liquidation, dissolution or winding up of the Company’s business; or (2) the termination or expiration without renewal of the advisory agreement with A9A or if the Company ceases to use ASRG to provide property acquisition and disposition services; or (3) the Company’s common shares are listed on any securities exchange or quotation system or in any established market.

Preferred Shares

The Company’s articles of incorporation authorize issuance of up to 30 million additional preferred shares.  No preferred shares other than the Series A preferred shares and the Series B convertible preferred shares (discussed above) have been issued.  The Company believes that the authorization to issue additional preferred shares benefits the Company and its shareholders by permitting flexibility in financing additional growth, giving the Company additional financing options in corporate planning and in responding to developments in business, including financing of additional acquisitions and other general corporate purposes.  Having authorized preferred shares available for issuance in the future gives the Company the ability to respond to future developments and allows preferred shares to be issued without the expense and delay of a special shareholders’ meeting.  At present, the Company has no specific financing or acquisition plans involving the issuance of additional preferred shares and the Company does not propose to fix the characteristics of any series of preferred shares in anticipation of issuing preferred shares other than the Series A preferred shares and Series B convertible preferred shares discussed above.  The Company cannot now predict whether or to what extent, if any, additional preferred shares will be used or if so used what the characteristics of a particular series may be.  The voting rights and rights to distributions of the holders of common shares will be subject to the prior rights of the holders of any subsequently-issued preferred shares.  Unless otherwise required by applicable law or regulation, the preferred shares would be issuable without further authorization by holders of the common shares and on such terms and for such consideration as may be determined by the Board of Directors.  The preferred shares could be issued in one or more series having varying voting rights, redemption and conversion features, distribution (including liquidating distribution) rights and preferences, and other rights, including rights of approval of specified transactions.  A series of preferred shares could be given rights that are superior to rights of holders of common shares and a series having preferential distribution rights could limit common share distributions and reduce the amount holders of common shares would otherwise receive on dissolution.

Non-Employee Directors’ Stock Option Plan

The Company’s Board of Directors has adopted and the Company’s shareholders have approved a non-employee directors’ stock option plan (the “Directors’ Plan”) to provide incentives to attract and retain directors.  The options issued under the Directors’ Plan convert upon exercise of the options to Units.  Each Unit consists of one common share and one Series A preferred share of the Company.  The following is a summary of securities issued under the Directors’ Plan as of December 31, 2012:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation plans approved by security holders
Non-Employee Directors’ Stock Option Plan	475,820	$10.77	2,678,271

Item 6.            Selected Financial Data

The following table sets forth selected financial data for the five years ended December 31, 2012.  Certain information in the table has been derived from the Company’s audited financial statements and notes thereto.  This data should be read in conjunction with Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8, the Consolidated Financial Statements and Notes thereto, appearing elsewhere in this Annual Report on Form 10-K.  During the period from the Company’s initial capitalization on November 9, 2007 to July 30, 2008, the Company owned no properties, had no revenue exclusive of interest income, and was primarily engaged in capital formation activities.  Operations commenced on July 31, 2008 with the Company’s first property acquisition.

(in thousands except per share and statistical data)	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Revenues:
Room revenue	$331,610	$291,858	$144,988	$76,163	$9,501
Other revenue	33,976	28,642	15,147	9,043	2,023
Total revenue	365,586	320,500	160,135	85,206	11,524

Expenses:
Hotel operating expenses	206,568	184,641	97,292	52,297	7,422
Taxes, insurance and other	21,150	19,455	10,273	5,953	731
General and administrative	9,227	8,189	6,472	4,079	1,288
Acquisition related costs	464	5,275	19,379	4,951	-
Depreciation	52,748	48,415	28,391	14,095	2,277
Interest (income) expense, net	6,745	4,371	931	1,018	(2,346)
Total expenses	296,902	270,346	162,738	82,393	9,372
Income (loss) from continuing operations	68,684	50,154	(2,603)	2,813	2,152
Income from discontinued operations	6,792	19,834	18,860	14,041	-
Net income	$75,476	$69,988	$16,257	$16,854	$2,152

Per Share:
Income (loss) from continuing operations per common share	$0.37	$0.27	$(0.02)	$0.05	$0.14
Income from discontinued operations per common share	0.04	0.11	0.14	0.21	-
Net income per common share	$0.41	$0.38	$0.12	$0.26	$0.14
Distributions paid per common share (a)	$1.60	$0.88	$0.88	$0.88	$0.51
Weighted-average common shares outstanding - basic and diluted	182,222	182,396	135,825	66,041	15,852

Balance Sheet Data (at end of period):
Cash and cash equivalents	$9,027	$30,733	$224,108	$272,913	$75,193
Investment in real estate, net	$1,463,894	$1,480,722	$1,461,922	$687,509	$346,423
Real estate held for sale	$-	$158,552	$-	$-	$-

Total assets	$1,526,017	$1,700,967	$1,745,942	$982,513	$431,619
Notes payable	$166,783	$124,124	$99,649	$58,688	$38,647
Shareholders' equity	$1,346,133	$1,563,590	$1,634,039	$917,405	$389,740
Net book value per share	$7.37	$8.55	$9.01	$9.31	$9.50

Other Data:
Cash Flow From (Used In):
Operating activities	$122,966	$116,044	$38,758	$29,137	$3,317
Investing activities	$105,951	$(166,085)	$(786,103)	$(341,131)	$(315,322)
Financing activities	$(250,623)	$(143,334)	$698,540	$509,714	$387,178
Number of hotels owned at end of period	89	88	76	33	21
Average Daily Rate (ADR) (b)	$111	$107	$102	$104	$110
Occupancy	72%	70%	65%	62%	59%
Revenue Per Available Room (RevPAR) (c)	$80	$74	$66	$64	$65
Total rooms sold (d)	2,985,543	2,733,381	1,421,276	732,553	86,196
Total rooms available (e)	4,140,462	3,924,417	2,179,566	1,183,837	146,227

Modified Funds From Operations
Calculation (f):
Net income	$75,476	$69,988	$16,257	$16,854	$2,152
Depreciation of real estate owned	52,748	49,815	30,749	15,936	2,277
Funds from operations	128,224	119,803	47,006	32,790	4,429
Acquisition related costs	464	5,275	19,379	4,951	-
Straight-line rental income	(1,975)	(6,158)	(6,104)	(4,618)	-
Interest earned on note receivable	4,270	-	-	-	-
Modified funds from operations	$130,983	$118,920	$60,281	$33,123	$4,429

(a) 2012 distributions include a special distribution of $0.75 per common share paid in May 2012.
(b) Total room revenue divided by number of rooms sold.
(c) ADR multiplied by occupancy percentage.
(d) Represents the number of room nights sold during the period.
(e) Represents the number of rooms owned by the Company multiplied by the number of nights in the period.
(f) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principals — GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization. Modified FFO (MFFO) excludes rental revenue earned, but not received during the period or straight-line rental income and costs associated with the acquisition of real estate and includes interest earned on a note receivable that is not included in net income. The Company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company’s activities in accordance with GAAP. The Company considers FFO and MFFO as supplemental measures of operating performance in the real estate industry, and along with the other financial measures included in this Form 10-K, including net income, cash flow from operating activities, financing activities and investing activities, they provide investors with an indication of the performance of the Company. The Company's definition of FFO and MFFO are not necessarily the same as such terms that are used by other companies. FFO and MFFO are not necessarily indicative of cash available to fund cash needs.

Item 7.           Management’s Discussion and Analysis of Financial Condition and Results of Operations

This Annual Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes.  Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, the ability of the Company to implement its acquisition strategy and operating strategy; the Company’s ability to manage planned growth; changes in economic cycles; financing risks; the outcome of current and future litigation, regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust; and competition within the hotel and real estate industry.  Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Annual Report will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved.  In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code.  Readers should carefully review the Company’s financial statements and the notes thereto, as well as the risk factors described in the Company’s filings with the Securities and Exchange Commission and Item 1A in this report.  Any forward-looking statement that the Company makes speaks only as of the date of this report.  The Company undertakes no obligation to publically update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Overview

Apple REIT Nine, Inc., together with its wholly owned subsidiaries (the “Company”), was formed to invest in income-producing real estate in the United States.  The Company was initially capitalized November 9, 2007, with its first investor closing on May 14, 2008.  The Company completed its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) in December 2010.  The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes.  Prior to the Company’s first hotel acquisition on July 31, 2008, the Company had no revenue, exclusive of interest income.  As of December 31, 2012, the Company owned 89 hotels (one acquired during 2012, 11 acquired and one newly constructed hotel opened during 2011, 43 acquired during 2010, 12 acquired during 2009 and 21 acquired during 2008).  Accordingly, the results of operations include only results from the date of ownership of the properties.

In August 2011, the Company entered into a contract for the potential sale of its 406 acres of land and land improvements located on 110 sites in the Ft. Worth, Texas area (the “110 parcels”) for a total sale price of $198.4 million.  The 110 parcels were acquired in April 2009 for a total purchase price of $147.3 million and were leased to a subsidiary of Chesapeake Energy Corporation under a long term lease for the production of natural gas.  On April 27, 2012, the Company completed the sale of its 110 parcels and received approximately $138.4 million in cash proceeds and issued a note receivable totaling $60.0 million to the purchaser.  The operating results related to the 110 parcels have been included in discontinued operations and are not included in the results of operations summary below.

Hotel Operations

Although hotel performance can be influenced by many factors including local competition, local and general economic conditions in the United States and the performance of individual managers assigned to each hotel, performance of the hotels as compared to other hotels within their respective local markets, in general, has met the Company’s expectations for the period owned.  With the significant decline in economic conditions throughout the United States over the 2008 through 2010 time period, overall performance of the Company’s hotels has not met expectations since acquisition.  Beginning in 2011 and continuing throughout 2012, the hotel industry and Company’s revenues and operating income have shown improvement from the significant decline in the industry during 2008 through 2010.  Although there is no way to predict future general economic conditions, and there are several key factors that continue to negatively affect the economic recovery in the United States and add to general market uncertainty, including but not limited to, the continued high levels of unemployment, the slow pace of the economic recovery in the United States and the uncertainty surrounding the fiscal policy of the United States, the Company and industry are forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012 for comparable hotels.

In evaluating financial condition and operating performance, the most important indicators on which the Company focuses are revenue measurements, such as average occupancy, average daily rate (“ADR”), revenue per available room (“RevPAR”) and market yield which compares an individual hotel’s results to others in its local market, and expenses, such as hotel operating expenses, general and administrative expenses and other expenses described below.

The following is a summary of the results from continuing operations of the 89 hotels owned as of December 31, 2012 for their respective periods of ownership by the Company:

	Years Ended December 31,
(in thousands, except statistical data)	2012	Percent of Revenue	2011	Percent of Revenue	Percent Change

Total revenue	$365,586	100%	$320,500	100%	14%
Hotel operating expenses	206,568	57%	184,641	58%	12%
Taxes, insurance and other expense	21,150	6%	19,455	6%	9%
General and administrative expense	9,227	3%	8,189	3%	13%

Acquisition related costs	464		5,275		-91%
Depreciation	52,748		48,415		9%
Interest expense, net	6,745		4,371		54%

Number of hotels	89		88		1%
Average Market Yield(1)	123		122		1%
ADR	$111		$107		4%
Occupancy	72%		70%		3%
RevPAR	$80		$74		8%

(1) Calculated from data provided by Smith Travel Research, Inc.® Excludes hotels under renovation or opened less than two years during the applicable periods.

Legal Proceedings

The term the “Apple REIT Companies” means the Company, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in all three of the above mentioned class action lawsuits.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Companies, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933. The consolidated complaint also asserts claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On April 18, 2012, the Company, and the other Apple REIT Companies, served a motion to dismiss the consolidated complaint in the In re Apple REITs Litigation. The Company and the other Apple REIT Companies accompanied their motion to dismiss the consolidated complaint with a memorandum of law in support of their motion to dismiss the consolidated complaint. The briefing period for any motion to dismiss was completed on July 13, 2012.

The Company believes that any claims against it, its officers and directors and other Apple entities are without merit, and intends to defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

On October 22, 2012, the Financial Industry Regulatory Authority (“FINRA”) issued an order against David Lerner Associates, Inc. (“DLA”) and David Lerner, individually, requiring DLA to pay approximately $12 million in restitution to certain investors in Units of Apple REIT Ten, Inc.  In addition, David Lerner, individually, was fined $250,000 and suspended for one year from the securities industry, followed by a two year suspension from acting as a principal.  The Company relies on DLA for the administration of its Units and does not believe this settlement will affect the administration of its Units.  The Company intends to continue to cooperate with regulatory or governmental inquiries.

Hotels Owned

As noted above, the Company commenced operations in July 2008 upon the purchase of its first hotel property.  The following table summarizes the location, brand, manager, date acquired, number of rooms and gross purchase price for each of the 89 hotels the Company owned as of December 31, 2012.  All dollar amounts are in thousands.

City	State	Brand	Manager	Date Acquired	Rooms	Gross Purchase Price
Tucson	AZ	Hilton Garden Inn	Western	7/31/2008	125	$18,375
Santa Clarita	CA	Courtyard	Dimension	9/24/2008	140	22,700
Charlotte	NC	Homewood Suites	McKibbon	9/24/2008	112	5,750
Allen	TX	Hampton Inn & Suites	Gateway	9/26/2008	103	12,500
Twinsburg	OH	Hilton Garden Inn	Gateway	10/7/2008	142	17,792
Lewisville	TX	Hilton Garden Inn	Gateway	10/16/2008	165	28,000
Duncanville	TX	Hilton Garden Inn	Gateway	10/21/2008	142	19,500
Santa Clarita	CA	Hampton Inn	Dimension	10/29/2008	128	17,129
Santa Clarita	CA	Residence Inn	Dimension	10/29/2008	90	16,600
Santa Clarita	CA	Fairfield Inn	Dimension	10/29/2008	66	9,337
Beaumont	TX	Residence Inn	Western	10/29/2008	133	16,900
Pueblo	CO	Hampton Inn & Suites	Dimension	10/31/2008	81	8,025
Allen	TX	Hilton Garden Inn	Gateway	10/31/2008	150	18,500
Bristol	VA	Courtyard	LBA	11/7/2008	175	18,650
Durham	NC	Homewood Suites	McKibbon	12/4/2008	122	19,050
Hattiesburg	MS	Residence Inn	LBA	12/11/2008	84	9,793
Jackson	TN	Courtyard	Vista	12/16/2008	94	15,200
Jackson	TN	Hampton Inn & Suites	Vista	12/30/2008	83	12,600
Pittsburgh	PA	Hampton Inn	Vista	12/31/2008	132	20,458
Fort Lauderdale	FL	Hampton Inn	Vista	12/31/2008	109	19,290
Frisco	TX	Hilton Garden Inn	Western	12/31/2008	102	15,050
Round Rock	TX	Hampton Inn	Vista	3/6/2009	94	11,500
Panama City	FL	Hampton Inn & Suites	LBA	3/12/2009	95	11,600
Austin	TX	Homewood Suites	Vista	4/14/2009	97	17,700
Austin	TX	Hampton Inn	Vista	4/14/2009	124	18,000
Dothan	AL	Hilton Garden Inn	LBA	6/1/2009	104	11,601
Troy	AL	Courtyard	LBA	6/18/2009	90	8,696
Orlando	FL	Fairfield Inn & Suites	Marriott	7/1/2009	200	25,800
Orlando	FL	SpringHill Suites	Marriott	7/1/2009	200	29,000
Clovis	CA	Hampton Inn & Suites	Dimension	7/31/2009	86	11,150
Rochester	MN	Hampton Inn & Suites	Raymond	8/3/2009	124	14,136
Johnson City	TN	Courtyard	LBA	9/25/2009	90	9,880
Baton Rouge	LA	SpringHill Suites	Dimension	9/25/2009	119	15,100
Houston	TX	Marriott	Western	1/8/2010	206	50,750
Albany	GA	Fairfield Inn & Suites	LBA	1/14/2010	87	7,920
Panama City	FL	TownePlace Suites	LBA	1/19/2010	103	10,640
Clovis	CA	Homewood Suites	Dimension	2/2/2010	83	12,435
Jacksonville	NC	TownePlace Suites	LBA	2/16/2010	86	9,200
Miami	FL	Hampton Inn & Suites	Dimension	4/9/2010	121	11,900
Anchorage	AK	Embassy Suites	Stonebridge	4/30/2010	169	42,000
Boise	ID	Hampton Inn & Suites	Raymond	4/30/2010	186	22,370
Rogers	AR	Homewood Suites	Raymond	4/30/2010	126	10,900
St. Louis	MO	Hampton Inn & Suites	Raymond	4/30/2010	126	16,000
Oklahoma City	OK	Hampton Inn & Suites	Raymond	5/28/2010	200	32,657
Ft. Worth	TX	TownePlace Suites	Western	7/19/2010	140	18,435
Lafayette	LA	Hilton Garden Inn	LBA	7/30/2010	153	17,261
West Monroe	LA	Hilton Garden Inn	InterMountain	7/30/2010	134	15,639
Silver Spring	MD	Hilton Garden Inn	White	7/30/2010	107	17,400
Rogers	AR	Hampton Inn	Raymond	8/31/2010	122	9,600
St. Louis	MO	Hampton Inn	Raymond	8/31/2010	190	23,000

City	State	Brand	Manager	Date Acquired	Rooms	Gross Purchase Price
Kansas City	MO	Hampton Inn	Raymond	8/31/2010	122	$10,130
Alexandria	LA	Courtyard	LBA	9/15/2010	96	9,915
Grapevine	TX	Hilton Garden Inn	Western	9/24/2010	110	17,000
Nashville	TN	Hilton Garden Inn	Vista	9/30/2010	194	42,667
Indianapolis	IN	SpringHill Suites	White	11/2/2010	130	12,800
Mishawaka	IN	Residence Inn	White	11/2/2010	106	13,700
Phoenix	AZ	Courtyard	White	11/2/2010	164	16,000
Phoenix	AZ	Residence Inn	White	11/2/2010	129	14,000
Mettawa	IL	Residence Inn	White	11/2/2010	130	23,500
Mettawa	IL	Hilton Garden Inn	White	11/2/2010	170	30,500
Austin	TX	Hilton Garden Inn	White	11/2/2010	117	16,000
Novi	MI	Hilton Garden Inn	White	11/2/2010	148	16,200
Warrenville	IL	Hilton Garden Inn	White	11/2/2010	135	22,000
Schaumburg	IL	Hilton Garden Inn	White	11/2/2010	166	20,500
Salt Lake City	UT	SpringHill Suites	White	11/2/2010	143	17,500
Austin	TX	Fairfield Inn & Suites	White	11/2/2010	150	17,750
Austin	TX	Courtyard	White	11/2/2010	145	20,000
Chandler	AZ	Courtyard	White	11/2/2010	150	17,000
Chandler	AZ	Fairfield Inn & Suites	White	11/2/2010	110	12,000
Tampa	FL	Embassy Suites	White	11/2/2010	147	21,800
Andover	MA	SpringHill Suites	Marriott	11/5/2010	136	6,500
Philadelphia (Collegeville)	PA	Courtyard	White	11/15/2010	132	20,000
Holly Springs	NC	Hampton Inn & Suites	LBA	11/30/2010	124	14,880
Philadelphia (Malvern)	PA	Courtyard	White	11/30/2010	127	21,000
Arlington	TX	Hampton Inn & Suites	Western	12/1/2010	98	9,900
Irving	TX	Homewood Suites	Western	12/29/2010	77	10,250
Mount Laurel	NJ	Homewood Suites	Tharaldson	1/11/2011	118	15,000
West Orange	NJ	Courtyard	Tharaldson	1/11/2011	131	21,500
Texarkana	TX	Hampton Inn & Suites	InterMountain	1/31/2011	81	9,100
Fayetteville	NC	Home2 Suites	LBA	2/3/2011	118	11,397
Manassas	VA	Residence Inn	Tharaldson	2/16/2011	107	14,900
San Bernardino	CA	Residence Inn	Tharaldson	2/16/2011	95	13,600
Alexandria (1)	VA	SpringHill Suites	Marriott	3/28/2011	155	24,863
Dallas	TX	Hilton	Hilton	5/17/2011	224	42,000
Santa Ana	CA	Courtyard	Dimension	5/23/2011	155	24,800
Lafayette	LA	SpringHill Suites	LBA	6/23/2011	103	10,232
Tucson	AZ	TownePlace Suites	Western	10/6/2011	124	15,852
El Paso	TX	Hilton Garden Inn	Western	12/19/2011	145	19,974
Nashville	TN	Home2 Suites	Vista	5/31/2012	119	16,660
Total					11,371	$1,546,839

(1) The Company acquired land and began construction for this hotel during 2009. Hotel construction was completed by the Company and the hotel opened for business on March 28, 2011. The gross purchase price includes the acquisition of land and construction costs.

The purchase price for the properties acquired through December 31, 2012, net of debt assumed, was funded primarily by the Company’s best-efforts offering of Units, completed in December 2010.  The Company assumed approximately $122.4 million of debt secured by 13 of its hotel properties and $3.8 million of unsecured debt in connection with one of its hotel properties. The Company also used the proceeds of its best-efforts offering to pay approximately $30.5 million, representing 2% of the gross purchase price for these properties, as a brokerage commission to Apple Suites Realty Group, Inc. (“ASRG”), 100% owned by Glade M. Knight, the Company’s Chairman and Chief Executive.  The Company leases all of its hotels to its wholly-owned taxable REIT subsidiary (or a subsidiary thereof) under master hotel lease agreements.  No goodwill was recorded in connection with any of the acquisitions.

Development Project

On October 14, 2009, the Company entered into a ground lease for approximately one acre of land located in downtown Richmond, Virginia.  In February 2012, the Company terminated the lease and entered into a contract to purchase the land for $3.0 million, which was completed in July 2012.  In conjunction with the acquisition, the Company paid as a brokerage commission to ASRG approximately $0.06 million, representing 2% of the gross purchase price, which was capitalized as part of the acquisition cost of the land.  The Company acquired the land for the development of adjoining Courtyard and Residence Inn hotels, which is expected to begin in early 2013 and be completed within two years.  Upon completion, the Courtyard and Residence Inn are expected to contain approximately 135 and 75 guest rooms, respectively and are planned to be managed by White.  The Company expects to spend a total of approximately $30 million to develop the hotels and has spent approximately $1.1 million in development costs as of December 31, 2012.  If the Company does not begin vertical construction by July 2013, the seller of the property has an option to acquire the land equal to the amount of the Company’s total cost.

Management and Franchise Agreements

Each of the Company’s 89 hotels are operated and managed under separate management agreements, by affiliates of one of the following companies: Dimension Development Two, LLC (“Dimension”), Gateway Hospitality Group, Inc. (“Gateway”), Hilton Management LLC (“Hilton”), Intermountain Management, LLC (“Intermountain”), LBAM-Investor Group, L.L.C. (“LBA”), Fairfield FMC, LLC and SpringHill SMC, LLC, subsidiaries of Marriott International (“Marriott”), MHH Management, LLC (“McKibbon”), Raymond Management Company, Inc. (“Raymond”), Stonebridge Realty Advisors, Inc. (“Stonebridge”), Tharaldson Hospitality Management, LLC (“Tharaldson”), Vista Host, Inc. (“Vista”),  Texas Western Management Partners, L.P. (“Western”) or White Lodging Services Corporation (“White”).  The agreements generally provide for initial terms of one to 30 years. Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees, and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services.  Base management fees are calculated as a percentage of gross revenues.  Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to the Company, as defined in the management agreements. The Company has the option to terminate the management agreements if specified performance thresholds are not satisfied.  For the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $12.3 million, $10.6 million and $5.1 million in management fees.

Dimension, Gateway, Intermountain, LBA, McKibbon, Raymond, Stonebridge, Tharaldson, Vista, Western and White are not affiliated with either Marriott or Hilton, and as a result, the hotels they manage were required to obtain separate franchise agreements with each respective franchisor.  The Hilton franchise agreements generally provide for an initial term of 10 to 21 years.  Fees associated with the agreements generally include the payment of royalty fees and program fees. The Marriott franchise agreements generally provide for initial terms of 13 to 28 years.  Fees associated with the agreements generally include the payment of royalty fees, marketing fees, reservation fees and a communications support fee based on room revenues.  For the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $14.5 million, $12.8 million and $6.2 million in franchise fees.

Results of Operations for Years 2012 and 2011

During the period from the Company’s initial capitalization on November 9, 2007 to July 30, 2008, the Company owned no properties, had no revenue, exclusive of interest income and was primarily engaged in capital formation activities.  The Company began operations on July 31, 2008 when it purchased its first hotel.  As of December 31, 2012, the Company owned 89 hotels with 11,371 rooms as compared to 88 hotels (of which 11 were purchased and one newly constructed hotel opened during 2011), with a total of 11,252 rooms as of December 31, 2011.  As a result of the acquisition activity during 2011 and 2012, a comparison of operations for 2012 to prior periods is not representative of the results that would have occurred if all properties had been owned for the entire periods presented.

Hotel performance is impacted by many factors including the economic conditions in the United States as well as each locality.  During the period from the second half of 2008 through 2010, the overall weakness in the U.S. economy had a considerable negative impact on both consumer and business travel.  However, economic conditions have shown evidence of improvement during the past two years.  As a result, the Company expects continued improvement in revenue and operating income in 2013 as compared to 2012.  The Company’s hotels in general have shown results consistent with industry and brand averages for the period of ownership.

Revenues

The Company’s principal source of revenue is hotel revenue consisting of room and other related revenue.  For the years ended December 31, 2012 and 2011, the Company had hotel revenue of $365.6 million and $320.5 million, respectively.  This revenue reflects hotel operations for the 89 hotels owned as of December 31, 2012 for their respective periods of ownership by the Company.  For the year ended December 31, 2012, the hotels achieved combined average occupancy of approximately 72%, ADR of $111 and RevPAR of $80.  For the year ended December 31, 2011, the hotels achieved combined average occupancy of approximately 70%, ADR of $107 and RevPAR of $74.  ADR is calculated as room revenue divided by the number of rooms sold, and RevPAR is calculated as occupancy multiplied by ADR.

During 2012, the Company experienced an increase in demand as demonstrated by the improvement in average occupancy for its comparable hotels of 3% in 2012 as compared to 2011.  In addition, also signifying a progressing economy, the Company experienced an increase in ADR of 4% for comparable hotels during 2012 as compared to the prior year.  With continued demand and room rate improvement, the Company and industry are forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012 for comparable hotels.  The Company’s hotels continue to be leaders in their respective markets.  The Company’s average Market Yield for 2012 and 2011 was 123 and 122, respectively.  The Market Yield is a measure of each hotel’s RevPAR compared to the average in the market, with 100 being the average (the index excludes hotels under renovation or open less than two years) and is provided by Smith Travel Research, Inc.®, an independent company that tracks historical hotel performance in most markets throughout the world.  The Company will continue to pursue market opportunities to improve revenue.

In addition, seven of the hotels owned as of December 31, 2012 have opened since the beginning of 2011.  Generally, newly constructed hotels require 12-24 months to establish themselves in their respective markets.  Therefore, revenue is below anticipated or market levels for this period of time.

Expenses

Hotel operating expenses relate to the 89 hotels owned as of December 31, 2012 for their respective periods owned and consist of direct room expenses, hotel administrative expense, sales and marketing expense, utilities expense, repair and maintenance expense, franchise fees and management fees.  For the years ended December 31, 2012 and 2011, hotel operating expenses totaled $206.6 million or 57% of total revenue and $184.6 million or 58% of total revenue.  Seven of the hotels owned have opened since the beginning of 2011 and as a result, hotel operating expenses as a percentage of total revenue for these hotels are higher than is expected once the properties have established themselves within their respective markets.  In addition, operating expenses were impacted by several hotel renovations, with approximately 22,000 room nights out of service during 2012 and 16,000 room nights out of service during 2011 due to such renovations.  Although operating expenses will increase as revenue increases, the Company will continue to work with its management companies to reduce costs as a percentage of revenue where possible while maintaining quality and service levels at each property.

Taxes, insurance, and other expense for the years ended December 31, 2012 and 2011 totaled $21.2 million or 6% of total revenue and $19.5 million or 6% of total revenue.  For comparable hotels, real estate taxes decreased in 2012 due to successful appeals of tax assessments at certain locations.  These decreases were partially offset by higher taxes for certain properties due to the reassessment of property values by localities resulting from the improved economy.  Also, for comparable hotels, 2012 insurance rates increased due to property and casualty carriers’ losses world-wide in the past year.  With the improved economy, the Company anticipates continued increases in property tax assessments in 2013 and a moderate increase in insurance rates.

General and administrative expense for the years ended December 31, 2012 and 2011 was $9.2 million and $8.2 million.  The principal components of general and administrative expense are advisory fees and reimbursable expenses, legal fees, accounting fees, the Company’s share of the loss in its investment in Apple Air Holding, LLC, and reporting expenses.  During 2012 and 2011, the Company incurred approximately $1.7 million and $1.1 million, respectively in legal costs related to the legal matters discussed herein and continued costs related to responding to requests from the staff of the Securities and Exchange Commission (“SEC”).  The SEC staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company’s filings with the SEC beginning in 2008, as well as the Company’s review of certain transactions involving the Company and the other Apple REIT Companies.  The Company intends to continue to cooperate with the SEC staff, and it is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers. The Company does not believe the issues raised by the SEC staff affect the material accuracy of the Company's consolidated financial statements.  At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution.  As discussed below under Related Parties, the Company shares legal counsel with the other Apple REIT Companies.  Total costs for these legal matters for all of the Apple REIT Companies was approximately $7.3 million in 2012.  The Company anticipates it will continue to incur significant legal costs at least during the first half of 2013 related to these matters.  Also, during the fourth quarter of 2011, the Company began to incur costs associated with its evaluation of a potential consolidation transaction with Apple REIT Six, Inc., Apple REIT Seven, Inc. and Apple REIT Eight, Inc. (the “other Apple REITs”).  Total costs incurred during 2012 and 2011 were approximately $0.6 million and $0.1 million.  In May 2012, it was determined by the Board of Directors of the Company and the Board of Directors of each of the other Apple REITs not to move forward with the potential consolidation transaction at that time.

Acquisition related costs for the years ended December 31, 2012 and 2011 were $0.5 million and $5.3 million.  The decline was due to the reduction in acquisitions from 11 hotels and one newly constructed hotel in 2011 to one acquisition in 2012.  The costs include title, legal, accounting, pre-opening and other related costs, as well as the brokerage commission paid to ASRG for the properties acquired or newly opened during the respective period.

Depreciation expense for the years ended December 31, 2012 and 2011 was $52.7 million and $48.4 million.  Depreciation expense primarily represents expense of the Company’s 89 hotel buildings and related improvements, and associated personal property (furniture, fixtures, and equipment) for their respective periods owned.  The increase was due to the increase in the number of properties owned and renovations completed throughout 2012 and 2011.

Interest expense for the years ended December 31, 2012 and 2011 was $7.4 million and $6.0 million, respectively and is net of approximately $0.7 million and $0.5 million of interest capitalized associated with renovation and construction projects.  Interest expense primarily arose from debt assumed with the acquisition of 14 of the Company’s hotels, the origination of three mortgage loans during the third quarter 2012 totaling $47.7 million, and borrowings on the Company’s $30 million non-revolving line of credit that was extinguished and paid off during the third quarter of 2012 with a portion of the proceeds from the newly originated mortgage loans.  During the years ended December 31, 2012 and 2011, the Company also recognized $0.6 million and $1.6 million in interest income, primarily representing interest on excess cash invested in short-term money market instruments and two mortgage notes acquired during 2010, of which one of the notes totaling $11.0 million was repaid by the borrower in December 2011.

Results of Operations for Years 2011 and 2010

As of December 31, 2011, the Company owned 88 hotels (of which 11 were purchased and one newly constructed hotel opened during 2011) with 11,252 rooms as compared to 76 hotels (of which 43 were acquired during 2010, including 22 acquisitions during the fourth quarter of 2010), with a total of 9,695 rooms as of December 31, 2010.  As a result of the acquisition activity during 2010 and 2011, a comparison of operations for 2011 to prior periods is not representative of the results that would have occurred if all properties had been owned for the entire periods presented.

Revenues

For the years ended December 31, 2011 and 2010, the Company had hotel revenue of $320.5 million and $160.1 million, respectively.  This revenue reflects hotel operations for the 88 hotels owned as of December 31, 2011 for their respective periods of ownership by the Company.  For the year ended December 31, 2011, the hotels achieved combined average occupancy of approximately 70%, ADR of $107 and RevPAR of $74.  For the year ended December 31, 2010, the hotels achieved combined average occupancy of approximately 65%, ADR of $102 and RevPAR of $66.  Since the beginning of 2010 the Company has experienced an increase in demand as demonstrated by the improvement in average occupancy for its comparable hotels of 7% in 2011 as compared to 2010.  In addition, also signifying a stabilizing economy, the Company experienced an increase in ADR of 3% for comparable hotels during 2011 as compared to the prior year.  The Company’s average Market Yield for 2011 and 2010 was 126 and 123, respectively and excludes hotels under renovation or opened less than two years.  In addition, 14 of the hotels owned as of December 31, 2011 have opened since the beginning of 2010.  Generally, newly constructed hotels require 12-24 months to establish themselves in their respective markets.  Therefore, revenue is below anticipated or market levels for this period of time.

Expenses

Hotel operating expenses relate to the 88 hotels owned as of December 31, 2011 for their respective periods owned.  For the years ended December 31, 2011 and 2010, hotel operating expenses totaled $184.6 million or 58% of total revenue and $97.3 million or 61% of total revenue.  Eight of the 43 hotels acquired in 2010 and six of the 12 new hotels in 2011 are newly opened hotels and as a result, hotel operating expenses as a percentage of total revenue for these hotels are higher than is expected once the properties have established themselves within their respective markets.  In addition, operating expenses were impacted by several hotel renovations, with approximately 16,000 room nights out of service during 2011 and 14,400 room nights out of service during 2010 due to such renovations.

Taxes, insurance, and other expense for the years ended December 31, 2011 and 2010 totaled $19.5 million or 6% of total revenue and $10.3 million or 6% of total revenue.  As discussed above, with the addition of 14 new hotels in the past two years, taxes, insurance and other expense as a percentage of revenue is anticipated to decline as the properties become established in their respective markets.

General and administrative expense for the years ended December 31, 2011 and 2010 was $8.2 million and $6.5 million.  During 2011 and 2010, the Company incurred approximately $1.1 million and $0.5 million, respectively in legal costs related to the legal matters discussed herein and costs related to responding to requests from the staff of the SEC as discussed above.  Also, during the fourth quarter of 2011, the Company incurred costs totaling $0.1 million associated with its evaluation of a potential consolidation transaction with the other Apple REITs as discussed above.

Acquisition related costs for the years ended December 31, 2011 and 2010 were $5.3 million and $19.4 million.  The decline was due to the reduction in acquisitions from 43 in 2010 to 11 in 2011.  The costs include title, legal, accounting, pre-opening and other related costs, as well as the brokerage commission paid to ASRG for the properties acquired or newly opened during the respective period.

Depreciation expense for the years ended December 31, 2011 and 2010 was $48.4 million and $28.4 million.  Depreciation expense primarily represents expense of the Company’s 88 hotel buildings and related improvements, and associated personal property (furniture, fixtures, and equipment) for their respective periods owned.  The increase was due to the increase in the number of properties owned and renovations completed throughout 2011 and 2010.

Interest expense for the years ended December 31, 2011 and 2010 was $6.0 million and $2.9 million, respectively and is net of approximately $0.5 million and $0.6 million of interest capitalized associated with renovation and construction projects.  Interest expense primarily arose from debt assumed with the acquisition of 14 of the Company’s hotels (two loans were assumed in 2011 and five in 2010).  During the years ended December 31, 2011 and 2010, the Company also recognized $1.6 million and $2.0 million in interest income, primarily representing interest on excess cash invested in short-term money market instruments and two mortgage notes acquired during 2010, of which one of the notes totaling $11.0 million was repaid by the borrower in December 2011.

Discontinued Operations

In April 2009, the Company acquired from a subsidiary of Chesapeake Energy Corporation (“Chesapeake”) approximately 417 acres of land and land improvements located on 113 sites in the Ft. Worth, Texas area and simultaneously entered into a ground lease with Chesapeake.  The land is used by Chesapeake for the production of natural gas.  The lease has an initial term of 40 years from its commencement date of April 2009, and remaining annual rent ranging from $15.0 million to $26.7 million.  Under the lease, the tenant is responsible for all operating costs associated with the real estate.  Chesapeake Energy Corporation is a publicly held company that is traded on the New York Stock Exchange.

In February 2010, the Company agreed to sell back to Chesapeake two of the sites originally purchased from Chesapeake and release Chesapeake from their associated lease obligation. The sales price for the two sites was equal to the Company’s original purchase price, approximately $2.6 million.  The Company earned and received rental income for the period held totaling approximately $240,000.

In July 2011, the Company agreed to sell back to Chesapeake one of the sites originally purchased from Chesapeake and release Chesapeake from their associated lease obligation. The sales price for the site was $1.4 million, which approximates the net book value of the site. The Company earned and received rental income for the period held totaling approximately $310,000.

In August 2011, the Company entered into a contract for the potential sale of its remaining 110 parcels (which were acquired for a total purchase price of $147.3 million) and the assignment of the lease with Chesapeake for a total sale price of $198.4 million.  On April 27, 2012, the Company completed the sale of its 110 parcels and the assignment of the lease with Chesapeake and received approximately $138.4 million in cash proceeds and issued a note receivable totaling $60.0 million to the purchaser (the “note”).  The note, which approximates fair market value, is secured by a junior lien on the 110 parcels.  The stated interest rate on the note is 10.5%.  The note requires interest only payments for the first three years of the note.  After the first three years, interest is accrued and payments will only be received once the purchaser extinguishes its senior loan with a third party.  Once the senior loan is repaid, the Company will receive all payments from the existing lease on the 110 parcels until fully repaid or the note reaches maturity which is April 2049.  Although the purchaser is not affiliated with the Company, a partner of the purchaser is also a member of the Board of Directors of Apple REIT Ten, Inc.  In conjunction with the sale, the Company incurred a brokerage commission to ASRG totaling approximately $4.0 million, representing 2% of the gross sales price.  Of this amount, approximately $2.8 million was paid to ASRG during the second quarter of 2012 and the remaining $1.2 million will be paid upon repayment of the $60.0 million note.  The $4.0 million commission has been recorded as a reduction to the deferred gain on sale as described below.

The total gain on sale was approximately $33.4 million (total sale price of $198.4 million less carrying value totaling $160.5 million, ASRG fee totaling $4.0 million, closing costs totaling $0.2 million and related franchise taxes totaling $0.3 million).  In accordance with the Accounting Standards Codification on real estate sales, the sales transaction is being accounted for under the cost recovery method, therefore the gain on sale and interest earned on the note will be deferred until cash payments by the purchaser, including principal and interest on the note due to the Company and the payment of the $138.4 million at closing exceed the Company’s cost basis of the 110 parcels sold.  The note receivable is included in the Company’s consolidated balance sheets, net of the total deferred gain.  As of December 31, 2012, the note receivable, net was $22.4 million, including $60 million note receivable, offset by $33.4 million deferred gain and $4.3 million deferred interest earned.  Prior to the sale, the 110 parcels were classified in the consolidated balance sheets as real estate held for sale and were recorded at their carrying amount, totaling approximately $158.6 million as of December 31, 2011, which included real estate net book value totaling $141.8 million and straight-line rent receivable totaling $16.8 million.  The 110 parcels was a separate reportable segment and the results of operations for these properties have been classified in the consolidated statements of operations in the line item income from discontinued operations.

The following table sets forth the components of income from discontinued operations for the years ended December 31, 2012, 2011 and 2010 (in thousands):

	Years Ended December 31,
	2012	2011	2010
Rental revenue	$6,826	$21,357	$21,325
Operating expenses	34	123	107
Depreciation expense	0	1,400	2,358
Income from discontinued operations	$6,792	$19,834	$18,860

Prior to the sale, the lease was classified as an operating lease and rental income was recognized on a straight-line basis over the initial term of the lease.  Rental revenue includes approximately $2.0 million, $6.2 million and $6.1 million of adjustments to record rent on the straight-line basis for the years ended December 31, 2012, 2011 and 2010, respectively.

Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties.  These transactions cannot be construed to be at arm’s length and the results of the Company’s operations may be different if these transactions were conducted with non-related parties.  The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to the contracts, as well as any new significant related party transactions.  There were no changes to the contracts discussed in this section and no new significant related party transactions during 2012 (other than the loan guarantee and assignment and transfer agreements discussed below).  The Board of Directors is not required to approve each individual transaction that falls under the related party relationships.  However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The Company has a contract with ASRG, to acquire and dispose of real estate assets for the Company.  A fee of 2% of the gross purchase price or gross sale price in addition to certain reimbursable expenses is paid to ASRG for these services.  As of December 31, 2012, payments to ASRG for fees under the terms of this contract related to the acquisition of assets have totaled approximately $33.5 million since inception.  Of this amount, the Company incurred approximately $0.4 million, $4.0 million and $15.6 million for years ended December 31, 2012, 2011 and 2010.  In addition, the Company incurred a brokerage commission to ASRG totaling approximately $4.0 million related to the sale of the Company’s 110 parcels in April 2012, which has been recorded as a reduction to the deferred gain on sale.  Of this amount, approximately $2.8 million was paid to ASRG during the second quarter of 2012 and the remaining $1.2 million will be paid upon repayment of the $60 million note.

The Company is party to an advisory agreement with Apple Nine Advisors, Inc. (“A9A”), pursuant to which A9A provides management services to the Company.  A9A provides these management services through an affiliate called Apple Fund Management LLC (“AFM”), which is a wholly-owned subsidiary of Apple REIT Six, Inc.  An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses, are payable to A9A for these management services.  Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $2.9 million, $3.0 million and $1.5 million for the years ended December 31, 2012, 2011 and 2010.  The increase in 2012 and 2011 is due to the Company reaching the next fee tier under the advisory agreement due to improved results of operations for the Company during those periods.  At December 31, 2011, $1.0 million of the 2011 advisory fee had not been paid and was included in accounts payable and accrued expenses in the Company’s consolidated balance sheet.  This amount was paid during the first quarter of 2012.  No amounts were outstanding at December 31, 2012.

In addition to the fees payable to ASRG and A9A, the Company reimbursed to A9A or ASRG or paid directly to AFM on behalf of A9A or ASRG approximately $2.2 million, $2.1 million and $2.1 million for the years ended December 31, 2012, 2011 and 2010.  The expenses reimbursed were approximately $0.2 million, $0.3 million and $1.1 million, respectively for costs reimbursed under the contract with ASRG and approximately $2.0 million, $1.8 million and $1.0 million, respectively for costs reimbursed under the contract with A9A.  The costs are included in general and administrative expenses and are for the Company’s proportionate share of the staffing and related costs provided by AFM at the direction of A9A.

AFM is an affiliate of Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., ASRG and Apple Six Realty Group, Inc., (collectively the “Advisors” which are wholly owned by Glade M. Knight). As such, the Advisors provide management services through the use of AFM to, respectively, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Ten, Inc. and the Company (collectively the “Apple REIT Entities”).  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described more fully below allows the companies to share costs yet attract and retain superior executives and staff.  The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements.  Amounts reimbursed to AFM include both compensation for personnel and “overhead” (office rent, utilities, benefits, office supplies, etc.) used by the companies.  Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

The Advisors and Apple REIT Entities allocate all of the costs of AFM among the Apple REIT Entities and the Advisors. The allocation of costs from AFM is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each company’s level of business activity and the extent to which each company requires the services of particular personnel of AFM.  Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company.  As part of this arrangement, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities.  To efficiently manage cash disbursements, an individual Apple REIT Entity may make payments for any or all of the related companies.  The amounts due to or from the related Apple REIT Entity are reimbursed or collected and are not significant in amount.

On November 29, 2012, Apple REIT Six, Inc. entered into a merger agreement with a potential buyer that is not affiliated with the Apple REIT Entities or its Advisors (“the merger”).  To maintain the current cost sharing structure, on November 29, 2012, A9A entered into an assignment and transfer agreement with Apple REIT Six, Inc. for the transfer of Apple REIT Six, Inc.’s interest in AFM.  The assignment and transfer is expected to occur immediately after the closing of the merger.  As part of the assignment, A9A and the other Advisors agreed to indemnify the potential buyer for any liabilities related to AFM.  The assignment of AFM’s interest to A9A, if it occurs, will have no impact on the Company’s advisory agreement with A9A or the process of allocating costs from AFM to the Apple REIT Entities or Advisors, excluding Apple REIT Six, Inc. as described above, which will increase the remaining companies’ share of the allocated costs.

Also, on November 29, 2012, in connection with the merger, the Company entered into a transfer agreement with Apple REIT Six, Inc. for the potential acquisition of the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and the assignment of the Fort Worth, Texas office lease agreement for approximately $4.5 million which is expected to close immediately prior to the closing of the merger.  Also, as part of the purchase, the Company agreed to indemnify Apple REIT Six, Inc. for any liabilities related to the Headquarters or office lease.  If the closing occurs, any costs associated with the Headquarters and office lease (i.e. office rent, utilities, office supplies, etc.) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple REIT Six, Inc. as described above.

ASRG and A9A are 100% owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company.  Mr. Knight is also Chairman and Chief Executive Officer of Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc.  Members of the Company’s Board of Directors are also on the Board of Directors of Apple REIT Six, Inc., Apple REIT Seven, Inc., and Apple REIT Eight, Inc.

Included in other assets, net on the Company’s consolidated balance sheet is a 24% equity investment in Apple Air Holding, LLC (“Apple Air”).  The other members of Apple Air are Apple REIT Six, Inc., Apple REIT Seven, Inc. and Apple REIT Eight, Inc.  Through its equity investment, the Company has access to Apple Air’s aircraft for acquisition, asset management and renovation purposes.  The Company’s equity investment was approximately $1.9 million and $2.1 million as of December 31, 2012 and 2011.  The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly.  For the years ended December 31, 2012, 2011 and 2010, the Company recorded a loss of approximately $0.2 million, $0.2 million and $0.8 million respectively, as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft and the reduction in basis of the aircraft in 2010 due to the planned trade in for one new airplane in 2011, and is included in general and administrative expense in the Company’s consolidated statements of operations.  Apple Air owned two aircraft during 2010, but reduced its ownership to one aircraft during the first quarter of 2011.

The Company has incurred legal fees associated with the Legal Proceedings discussed herein.  The Company also incurs other professional fees such as accounting, auditing and reporting.  These fees are included in general and administrative expense in the Company’s consolidated statements of operations.  To be cost effective, these services received by the Company are shared as applicable across the other Apple REIT Entities.  The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services.

Due to the significant discount offered by the original lender, in October 2010, the Company purchased a mortgage note with an outstanding balance of approximately $11.3 million for a total purchase price of approximately $10.8 million from an unrelated third party.  In accordance with the terms of the note, in December 2011, the borrower repaid the remaining outstanding balance totaling $11.0 million.  The interest rate on this mortgage was a variable rate based on the 3-month LIBOR, and averaged 5% during the period held.  The note required monthly payments of principal and interest.  The borrower on the note was Apple Eight SPE Columbia, Inc., an indirect wholly owned subsidiary of Apple REIT Eight, Inc. and the note was secured by a Hilton Garden Inn hotel located in Columbia, South Carolina.  Total interest income, including the accretion of the note discount, recorded by the Company for the years ended December 31, 2012, 2011 and 2010 was approximately $0, $0.9 million and $0.2 million.

In May 2012, the Company entered into a Loan Agreement (the “Loan Agreement”) with a commercial bank, which provided for a $30 million non-revolving line of credit with a maturity date of November 15, 2012.  During the third quarter of 2012, the line of credit was extinguished and the outstanding principal balance totaling $30 million, plus accrued interest was paid in full.  The Loan Agreement was guaranteed by Glade M. Knight, the Company’s Chairman and Chief Executive Officer and was secured by assets of Mr. Knight. Mr. Knight did not receive any consideration in exchange for providing this guaranty and security.  The independent directors of the Company’s Board of Directors approved Mr. Knight providing a guaranty under the Loan Agreement.

Series B Convertible Preferred Stock

The Company has issued 480,000 Series B convertible preferred shares to Glade M. Knight, Chairman and Chief Executive Officer of the Company, in exchange for the payment by him of $0.10 per Series B convertible preferred share, or an aggregate of $48,000.  The Series B convertible preferred shares are convertible into common shares pursuant to the formula and on the terms and conditions set forth below.

There are no dividends payable on the Series B convertible preferred shares.  Holders of more than two-thirds of the Series B convertible preferred shares must approve any proposed amendment to the articles of incorporation that would adversely affect the Series B convertible preferred shares.

Upon the Company’s liquidation, the holder of the Series B convertible preferred shares is entitled to a priority liquidation payment before any distribution of liquidation proceeds to the holders of the common shares.  However, the priority liquidation payment of the holder of the Series B convertible preferred shares is junior to the holders of the Series A preferred shares’ distribution rights.  The holder of a Series B convertible preferred share is entitled to a liquidation payment of $11 per number of common shares each Series B convertible preferred share would be convertible into according to the formula described below.  In the event that the liquidation of the Company’s assets results in proceeds that exceed the distribution rights of the Series A preferred shares and the Series B convertible preferred shares, the remaining proceeds will be distributed between the common shares and the Series B convertible preferred shares, on an as converted basis.

Each holder of outstanding Series B convertible preferred shares shall have the right to convert any of such shares into common shares of the Company upon and for 180 days following the occurrence of any of the following events:

(1) substantially all of the Company’s assets, stock or business is sold or transferred through exchange, merger, consolidation, lease, share exchange, sale or otherwise, other than a sale of assets in liquidation, dissolution or winding up of the Company;

(2) the termination or expiration without renewal of the advisory agreement with A9A, or if the Company ceases to use ASRG to provide property acquisition and disposition services; or

(3) the Company’s common shares are listed on any securities exchange or quotation system or in any established market.

Upon the occurrence of any conversion event, each Series B convertible preferred share may be converted into 24.17104 common shares.  In the event the Company raises additional gross proceeds in a subsequent public offering, each Series B convertible preferred share may be converted into an additional number of common shares based on the additional gross proceeds raised through the date of conversion in a subsequent public offering according to the following formula: (X/100 million) x 1.20568, where X is the additional gross proceeds rounded down to the nearest $100 million.

No additional consideration is due upon the conversion of the Series B convertible preferred shares. The conversion into common shares of the Series B convertible preferred shares will result in dilution of the shareholders’ interests and the termination of the Series A preferred shares.

Expense related to the issuance of 480,000 Series B convertible preferred shares to Mr. Knight will be recognized at such time when the number of common shares to be issued for conversion of the Series B convertible preferred shares can be reasonably estimated and the event triggering the conversion of the Series B convertible preferred shares to common shares occurs. The expense will be measured as the difference between the fair value of the common stock for which the

Series B convertible preferred shares can be converted and the amounts paid for the Series B convertible preferred shares.  If a conversion event had occurred as of December 31, 2012, expense would have ranged from $0 to in excess of $127.6 million (assumes $11 per common share fair market value) which represents approximately 11.6 million shares of common stock.

Liquidity and Capital Resources

Contractual Commitments

The following is a summary of the Company’s significant contractual obligations as of December 31, 2012:

		Amount of Commitments Expiring per Period
(000's)	Total	Less than 1 Year	2-3 Years	4-5 Years	Over 5 Years
Property Purchase Commitments	$4,500	$4,500	$-	$-	$-
Debt (including interest of $42.5 million)	207,731	12,999	78,103	65,156	51,473
Ground Leases	13,899	244	503	508	12,644
	$226,130	$17,743	$78,606	$65,664	$64,117

Capital Resources

In November 2012, the Company entered into an unsecured Credit Agreement (the “Credit Agreement”) with a commercial bank, which provides for an initial $50 million revolving credit facility that may be increased to $100 million, subject to certain conditions.  The credit facility will be utilized for working capital, hotel renovations and development, and other general corporate funding purposes, including the payment of redemptions and distributions.  Under the terms of the Credit Agreement, the Company may make voluntary prepayments in whole or in part, at any time.  The Credit Agreement matures in November 2014; however, the Company has the right, upon satisfaction of certain conditions, including covenant compliance and payment of an extension fee, to extend the maturity date to November 2015.  Interest payments are due monthly and the interest rate, subject to certain exceptions, is equal to the one-month LIBOR (the London Inter-Bank Offered Rate for a one-month term) plus a margin ranging from 2.25% to 2.75%, depending upon the Company’s leverage ratio, as calculated under the terms of the Credit Agreement.   The Company is also required to pay an unused facility fee of 0.30% or 0.40% on the unused portion of the revolving credit facility, based on the amount of borrowings outstanding during the quarter.  As of December 31, 2012, there were no borrowings outstanding under the credit facility.  Loan origination costs totaling approximately $0.3 million are being amortized as interest expense through the November 2014 maturity date.

The Credit Agreement requires the Company to maintain a specific pool of Unencumbered Borrowing Base Properties (must be a minimum of ten properties and must satisfy conditions as defined in the Credit Agreement).  The obligations of the Lenders to make any advances under the Credit Agreement are subject to certain conditions, including that the outstanding borrowings do not exceed the Borrowing Base Availability.  The credit facility contains customary affirmative covenants and negative covenants and events of default.  In addition, the credit facility contains the following quarterly financial covenants (capitalized terms are defined in the Credit Agreement):

•	A maximum Consolidated Total Indebtedness limit of 45% of the aggregate Real Estate Values for all Eligible Real Estate that is or qualifies as an Unencumbered Borrowing Base Property;

•	A maximum Consolidated Total Indebtedness limit of 50% of the Consolidated Total Asset Value;

•	A minimum Adjusted Consolidated EBITDA to Consolidated Fixed Charges covenant of 1.75 to 1.00 for the total of the four trailing quarterly periods;

•	A minimum Consolidated Tangible Net Worth of $1.0 billion;

•	A maximum Consolidated Secured Debt limit of 40% of Consolidated Total Asset Value;

•	A minimum Adjusted NOI for all Eligible Real Estate that is or qualifies as an Unencumbered Borrowing Base Property to Implied Debt Service covenant of 2.25 to 1.00;

•	A maximum Consolidated Secured Recourse Indebtedness of $10 million; and

•	Restricted Payments (including Distributions and Unit Redemptions), net of proceeds from the Company’s Dividend Reinvestment Plan, cannot exceed $38 million during any calendar quarter and quarterly Distributions cannot exceed $0.21 per share for the period from October 1, 2012 through and including June 30, 2013, and thereafter must not exceed $152 million in any cumulative 12 month period and Distributions cannot exceed $0.83025 per share for any calendar year, unless such Restricted Payments are less than the Company’s Funds From Operations for any cumulative four calendar quarters.

The Company was in compliance with each of these covenants at December 31, 2012.

During the third quarter of 2012, the Company entered into three mortgage loan agreements with a commercial bank for a total of $47.7 million.  Each loan is secured by one of the following Company hotels:  Grapevine, Texas Hilton Garden Inn; Collegeville, Pennsylvania Courtyard; and Anchorage, Alaska Embassy Suites.  Two loans mature in September 2022 and one matures in October 2022, and all three loans will amortize based on a 25 year term with a balloon payment due at maturity.  Interest is payable monthly on the outstanding balance of each loan at an annual rate of 4.89% to 4.97%.  At closing, the Company used a portion of the total proceeds of the loans to extinguish and payoff its $30 million non-revolving line of credit and to pay transaction costs.  The remaining proceeds will be used for general corporate purposes, including capital expenditures, redemptions and distributions.  Loan origination costs totaling approximately $0.3 million are being amortized as interest expense through each loan’s respective maturity date.

Capital Uses

The Company’s principal sources of liquidity are cash on hand, the operating cash flow generated from the Company’s properties, interest received on the Company’s note receivables and the $50 million revolving credit facility.  The Company anticipates that cash on hand, cash flow from operations, interest received from notes receivables and availability under its revolving credit facility will be adequate to meet its anticipated liquidity requirements, including debt service, capital improvements (including its development project discussed herein), required distributions to shareholders (the Company is not required to make distributions at its current rate for REIT purposes), and planned Unit redemptions.

As a result of the sale of its 110 parcels, the Board of Directors approved a special distribution of $0.75 per Unit, totaling $136.1 million on May 17, 2012 to shareholders of record on May 11, 2012 (the “Special Distribution”).  In accordance with the Company’s Articles of Incorporation, the liquidation preference of each share of Series A preferred stock was reduced by the amount of the Special Distribution, from $11.00 to $10.25 per share.  Also, as a result of the sale and Special Distribution, the Company’s Board of Directors changed the annualized distribution rate from $0.88 per Unit to $0.83 per Unit beginning with the June 2012 distribution, and in August 2012, the Board of Directors slightly increased the annualized distribution rate from $0.83 per Unit to $0.83025 per Unit.  Additionally, the offering price per Unit under the Company’s Dividend Reinvestment Plan was adjusted by the amount of the Special Distribution (from $11.00 to $10.25), and the purchase price per Unit under the Company’s Unit Redemption Program was adjusted by the amount of the Special Distribution (from $11.00 to $10.25 for the maximum purchase price, based on the original purchase price and length of time such Units have been held by the shareholder).

To maintain its REIT status the Company is required to distribute at least 90% of its ordinary income.  Distributions (excluding the Special Distribution discussed above) during 2012 totaled approximately $155.0 million and were paid at a monthly rate of $0.073334 per common share during the first five months of 2012, $0.069167 per common share for June and July 2012, and $0.0691875 per common share for the last five months of 2012.  For the same period the Company’s net cash generated from operations was approximately $123.0 million.  Due to the inherent delay between raising capital and investing that same capital in income producing real estate, a portion of the distributions to date have been funded from proceeds from the Company’s completed initial public offering of Units (completed in December 2010) and from additional borrowings by the Company, and this portion of distributions is expected to be treated as a return of capital for federal income tax purposes.

The Company’s objective in setting an annualized distribution rate is to project a rate that will provide consistency over the life of the Company taking into account acquisitions, dispositions, capital improvements, ramp up of new properties, completion of planned development projects and varying economic cycles.  To meet this objective, the Company may require the use of debt and offering proceeds, in addition to cash from operations.  Since a portion of distributions has to date been funded with proceeds from the offering of Units, proceeds from the sale of the 110 parcels and borrowings, the Company’s ability to maintain its current intended rate of distribution will be primarily based on the ability of the Company’s properties to generate cash from operations at this level, as well as the Company’s ability to utilize currently available financing, or the Company’s ability to obtain additional financing.  Since there can be no assurance of the Company’s ability to obtain additional financing or that the properties owned by the Company will provide income at this level, there can be no assurance as to the classification or duration of distributions at the current rate.  Proceeds of the offering which were distributed are not available for investment in properties.

In July 2009, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year.  Since the inception of the program through April 2012, shareholders were permitted to request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned for less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years.  In May 2012, as a result of the Special Distribution, the purchase price per Unit under the Company’s Unit Redemption Program was adjusted by the amount of the Special Distribution (from $11.00 to $10.25 for the maximum purchase price, based on the original purchase price and length of time such Units have been held by the shareholder).  The maximum number of Units that may be redeemed in any given year is five percent of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption. The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program.  Since inception of the program through December 31, 2012, the Company has redeemed approximately 9.8 million Units representing $101.2 million, including 5.0 million Units in the amount of $52.0 million, 3.8 million Units in the amount of $39.2 million and $0.7 million Units in the amount of $7.5 million redeemed during 2012, 2011 and 2010, respectively.  As contemplated in the program, beginning with the July 2011 redemption, the scheduled redemption date for the third quarter of 2011, the Company redeemed Units on a pro-rata basis.  Prior to July 2011, the Company redeemed 100% of redemption requests.  The following is a summary of the Unit redemptions during 2011 and 2012:

Redemption Date	Requested Unit Redemptions	Units Redeemed	Redemption Requests Not Redeemed

January 2011	318,891	318,891	0
April 2011	378,367	378,367	0
July 2011	3,785,039	1,549,058	2,235,981
October 2011	8,410,322	1,511,997	6,898,325
January 2012	10,689,219	1,507,187	9,182,032
April 2012	11,229,890	1,509,922	9,719,968
July 2012	10,730,084	1,004,365	9,725,719
October 2012	11,155,269	1,003,267	10,152,002

As noted in the table above, beginning with the July 2011 redemption, the total redemption requests exceeded the authorized amount of redemptions and, as a result, the Board of Directors has and will continue to limit the amount of redemptions as it deems prudent.  Currently, the Company plans to redeem under its Units Redemption Program approximately 2% of weighted average Units during 2013.

In December 2010, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company.  The uses of the proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels.  As a result of the Special Distribution, beginning in May 2012, the offering price per Unit under the Company’s Dividend Reinvestment Plan was adjusted by the amount of the Special Distribution (from $11.00 to $10.25).  The Company has registered 20.0 million Units for potential issuance under the plan.  During the years ended December 31, 2012 and 2011, approximately 4.8 million Units, representing $50.0 million in proceeds to the Company, and 5.4 million Units, representing $59.1 million in proceeds to the Company, were issued under the plan.  No Units were issued under the plan as of December 31, 2010.  Since inception of the plan through December 31, 2012, approximately 10.1 million Units, representing $109.1 million in proceeds to the Company, were issued under the plan.

The Company has on-going capital commitments to fund its capital improvements.  The Company is required, under all of the hotel management agreements and certain loan agreements, to make available, for the repair, replacement, refurbishing of furniture, fixtures, and equipment, a percentage of gross revenues provided that such amount may be used for the Company’s capital expenditures with respect to the hotels.  As of December 31, 2012, the Company held $7.5 million in reserves for capital expenditures.  During 2012, the Company spent approximately $16.2 million on capital expenditures for existing hotels and anticipates spending approximately $20 to $25 million during 2013.  Additionally, the Company acquired land in Richmond, Virginia for the development of adjoining Courtyard and Residence Inn hotels, which is expected to begin in early 2013 and be completed within two years.  The Company expects to spend a total of approximately $30 million to develop the hotels and has spent approximately $1.1 million in development costs as of December 31, 2012, of which approximately $0.3 million was incurred during 2012.  If the Company does not begin vertical construction by July 2013, the seller of the property has an option to acquire the land equal to the amount of the Company’s total cost.

On November 29, 2012, and as a result of the merger, the Company entered into a transfer agreement with Apple REIT Six, Inc. for the potential acquisition of the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and the assignment of the Fort Worth, Texas office lease agreement for approximately $4.5 million which is expected to close immediately prior to the closing of the merger.  Also, as part of the purchase, the Company agreed to indemnify Apple REIT Six, Inc. for any liabilities related to the Headquarters or office lease.  If the closing occurs, any costs associated with the Headquarters and office lease (i.e. office rent, utilities, office supplies, etc.) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple REIT Six, Inc. as described above.  Since there can be no assurance at this time that the merger will occur, there can be no assurance that the closing will occur under the transfer agreement.

Impact of Inflation

Operators of hotels, in general, possess the ability to adjust room rates daily to reflect the effects of inflation.  Competitive pressures may, however, limit the operators’ ability to raise room rates.  Currently the Company is not experiencing any material impact from inflation.

Business Interruption

Being in the real estate industry, the Company is exposed to natural disasters on both a local and national scale. Although management believes there is adequate insurance to cover this exposure, there can be no assurance that such events will not have a material adverse effect on the Company’s financial position or results of operations.

Seasonality

The hotel industry historically has been seasonal in nature.  Seasonal variations in occupancy at the Company’s hotels may cause quarterly fluctuations in its revenues.  Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters.  To the extent that cash flow from operations is insufficient during any quarter, due to temporary or seasonal fluctuations in revenue, the Company expects to utilize cash on hand or, if necessary, any available other financing sources to make distributions.

Critical Accounting Policies

The following contains a discussion of what the Company believes to be critical accounting policies.  These items should be read to gain a further understanding of the principles used to prepare the Company’s financial statements.  These principles include application of judgment; therefore, changes in judgments may have a significant impact on the Company’s reported results of operations and financial condition.

Investment Policy

Upon acquisition of real estate properties, the Company estimates the fair value of acquired tangible assets (consisting of land, land improvements, buildings and improvements) and identified intangible assets and liabilities, in-place leases and assumed debt based on evaluation of information and estimates available at that date.  Generally, the Company does not acquire hotel properties that have significant in-place leases as lease terms for hotel properties are very short term in nature.  The Company has not assigned any value to intangible assets such as management contracts and franchise agreements as such contracts are generally at current market rates and any other value attributable to these contracts is not considered material.  Beginning January 1, 2009, the Company has expensed as incurred all transaction costs associated with the acquisitions of existing businesses, including title, legal, accounting and other related costs, as well as the brokerage commission paid to ASRG.  For acquisitions of existing businesses prior to January 1, 2009, these costs were capitalized as part of the cost of the acquisition.

Capitalization Policy

The Company considers expenditures to be capital in nature based on the following criteria: (1) for a single asset, the cost must be at least $500, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; (2) for group purchases of 10 or more identical assets, the unit cost for each asset must be at least $50, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; and (3) for major repairs to a single asset, the repair must be at least $2,500 and the useful life of the asset must be substantially extended.

Impairment Losses Policy

The Company records impairment losses on hotel properties used in operations if indicators of impairment are present, and the sum of the undiscounted cash flows estimated to be generated by the respective properties over their estimated remaining useful life, based on historical and industry data, is less than the properties’ carrying amount. Indicators of impairment include a property with current or potential losses from operations, when it becomes more likely than not that a property will be sold before the end of its previously estimated useful life or when events, trends, contingencies or changes in circumstances indicate that a triggering event has occurred and an asset’s carrying value may not be recoverable. The Company monitors its properties on an ongoing basis by analytically reviewing financial performance and considers each property individually for purposes of reviewing for indicators of impairment. As many indicators of impairment are subjective, such as general economic and market declines, the Company also prepares an annual recoverability analysis for each of its properties to assist with its evaluation of impairment indicators.  The analysis compares each property’s net book value to each property’s estimated operating income using current operating results for each stabilized property and projected stabilized operating results based on the property’s market for properties that recently opened, were recently renovated or experienced other short-term business disruption.  Since the Company’s planned initial hold period for each property is 39 years the Company’s ongoing analysis and annual recoverability analysis have not identified any impairment losses and no impairment losses have been recorded to date.  If events or circumstances change such as the Company’s intended hold period for a property or if the operating performance of a property declines substantially for an extended period of time, the Company’s carrying value for a particular property may not be recoverable and an impairment loss will be recorded.  Impairment losses are measured as the difference between the asset’s fair value and its carrying value.

 Subsequent Events

In January 2013, the Company declared and paid approximately $12.6 million or $0.0691875 per outstanding common share, in distributions to its common shareholders, of which approximately $3.8 million or 371,000 Units were issued under the Company’s Dividend Reinvestment Plan.

In January 2013, under the guidelines of the Company’s Unit Redemption Program, the Company redeemed approximately 1.0 million Units in the amount of $10.0 million.  As contemplated in the program, the Company redeemed Units on a pro-rata basis, whereby a percentage of each requested redemption was fulfilled at the discretion of the Company’s Board of Directors.  This redemption was approximately 8% of the total 12.1 million requested Units to be redeemed, with approximately 11.1 million requested Units not redeemed.

In February 2013, the Company declared and paid approximately $12.6 million or $0.0691875 per outstanding common share, in distributions to its common shareholders, of which approximately $3.7 million or 364,000 Units were issued under the Company’s Dividend Reinvestment Plan.

Item 7A.         Quantitative and Qualitative Disclosures About Market Risk

The Company does not engage in transactions in derivative financial instruments or derivative commodity instruments.  As of December 31, 2012, the Company’s financial instruments were not exposed to significant market risk due to foreign currency exchange risk, commodity price risk or equity price risk.  The Company will be exposed to interest rate risk due to possible changes in short term interest rates as it invests its cash.  Based on the Company’s cash invested at December 31, 2012, of $9.0 million, every 100 basis points change in interest rates will impact the Company’s annual net income by approximately $90,000, all other factors remaining the same.  Although the Company had no outstanding balance on its $50 million revolving credit facility at December 31, 2012, the Company will be exposed to changes in short-term interest rates to the extent that it utilizes the credit facility.

The Company has assumed or originated fixed interest rate notes payable to lenders under permanent financing arrangements.  The following table summarizes the annual maturities and average interest rates of the Company’s fixed rate notes payable outstanding at December 31, 2012.  All dollar amounts are in thousands.

	2013	2014	2015	2016	2017	Thereafter	Total	Fair Market Value
Maturities	$3,714	$3,935	$57,298	$39,780	$18,382	$42,123	$165,232	$173,343
Average interest rates	5.6%	5.6%	5.6%	5.4%	5.1%	4.9%

Item 8.            Financial Statements and Supplementary Data

Report of Management
on Internal Control Over Financial Reporting

March 7, 2013
To the Shareholders
Apple REIT Nine, Inc.

Management of Apple REIT Nine, Inc. (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting and for the assessment of the effectiveness of internal control over financial reporting.  As defined by the Securities and Exchange Commission, internal control over financial reporting is a process designed by, or under the supervision of the Company’s principal executive and principal financial officers and effected by the Company’s Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the consolidated financial statements in accordance with U.S. generally accepted accounting principles.

The Company’s internal control over financial reporting is supported by written policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the Company’s transactions and dispositions of the Company’s assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of the consolidated financial statements in accordance with generally accepted accounting principles, and the receipts and expenditures of the Company are being made only in accordance with authorizations of the Company’s management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In connection with the preparation of the Company’s annual consolidated financial statements, management has undertaken an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO Framework).  Management’s assessment included an evaluation of the design of the Company’s internal control over financial reporting and testing of the operational effectiveness of those controls.

Based on this assessment, management has concluded that as of December 31, 2012, the Company’s internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

Ernst & Young LLP, the independent registered public accounting firm that audited the Company’s consolidated financial statements included in this report, has issued an attestation report on the Company’s internal control over financial reporting, a copy of which appears on the next page of this annual report.

/s/ GLADE M. KNIGHT	/s/ BRYAN PEERY
Glade M. Knight	Bryan Peery
Chairman and Chief Executive Officer	Chief Financial Officer (Principal Accounting Officer)

Report of Independent Registered Public Accounting Firm on Internal Control over Financial Reporting

The Board of Directors and Shareholders of
Apple REIT Nine, Inc.

We have audited Apple REIT Nine, Inc.’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). Apple REIT Nine, Inc.’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Report of Management on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Apple REIT Nine, Inc. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2012, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the 2012 consolidated financial statements of Apple REIT Nine, Inc. and our report dated March 7, 2013 expressed an unqualified opinion thereon.

/s/ ERNST & YOUNG LLP
Richmond, Virginia
March 7, 2013

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Apple REIT Nine, Inc.

We have audited the accompanying consolidated balance sheets of Apple REIT Nine, Inc. as of December 31, 2012 and 2011, and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2012. Our audits also included the financial statement schedule listed in the Index at Item 15(2). These financial statements and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Apple REIT Nine, Inc. at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Apple REIT Nine, Inc.’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 7, 2013 expressed an unqualified opinion thereon.

/s/ ERNST & YOUNG LLP
Richmond, Virginia
March 7, 2013

APPLE REIT NINE, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	As of December 31,
	2012	2011
Assets
Investment in real estate, net of accumulated depreciation of $145,927 and $93,179, respectively	$1,463,894	$1,480,722
Real estate held for sale	0	158,552
Cash and cash equivalents	9,027	30,733
Note receivable, net	22,375	0
Due from third party managers, net	10,751	9,605
Other assets, net	19,970	21,355
Total Assets	$1,526,017	$1,700,967

Liabilities
Notes payable	$166,783	$124,124
Accounts payable and accrued expenses	13,101	13,253
Total Liabilities	179,884	137,377

Shareholders' Equity
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	0	0
Series A preferred stock, no par value, authorized 400,000,000 shares; issued and outstanding 182,619,400 and 182,883,617 shares, respectively	0	0
Series B convertible preferred stock, no par value, authorized 480,000 shares; issued and outstanding 480,000 shares	48	48
Common stock, no par value, authorized 400,000,000 shares; issued and outstanding 182,619,400 and 182,883,617 shares, respectively	1,805,335	1,807,175
Distributions greater than net income	(459,250)	(243,633)
Total Shareholders' Equity	1,346,133	1,563,590

Total Liabilities and Shareholders' Equity	$1,526,017	$1,700,967

See notes to consolidated financial statements.

APPLE REIT NINE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Years Ended December 31,
	2012	2011	2010
Revenues:
Room revenue	$331,610	$291,858	$144,988
Other revenue	33,976	28,642	15,147
Total revenue	365,586	320,500	160,135

Expenses:
Operating expense	94,103	82,514	44,713
Hotel administrative expense	27,048	24,973	12,688
Sales and marketing	31,263	27,210	13,938
Utilities	14,034	13,814	7,708
Repair and maintenance	13,355	12,703	6,944
Franchise fees	14,503	12,797	6,230
Management fees	12,262	10,630	5,071
Taxes, insurance and other	21,150	19,455	10,273
General and administrative	9,227	8,189	6,472
Acquisition related costs	464	5,275	19,379
Depreciation expense	52,748	48,415	28,391
Total expenses	290,157	265,975	161,807

Operating income (loss)	75,429	54,525	(1,672)

Interest expense, net	(6,745)	(4,371)	(931)

Income (loss) from continuing operations	68,684	50,154	(2,603)

Income from discontinued operations	6,792	19,834	18,860

Net income	$75,476	$69,988	$16,257

Basic and diluted net income (loss) per common share
From continuing operations	$0.37	$0.27	$(0.02)
From discontinued operations	0.04	0.11	0.14
Total basic and diluted net income per common share	$0.41	$0.38	$0.12

Weighted average common shares outstanding - basic and diluted	182,222	182,396	135,825

See notes to consolidated financial statements.

APPLE REIT NINE, INC.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(in thousands, except per share data)

			Series B Convertible
	Common Stock		Preferred Stock		Distributions
	Number of Shares	Amount	Number of Shares	Amount	Greater Than Net Income	Total

Balance at December 31, 2009	98,510	$968,710	480	$48	$(51,353)	$917,405
Net proceeds from the sale of common shares	83,489	825,833	0	0	0	825,833
Common shares redeemed	(726)	(7,462)	0	0	0	(7,462)
Stock options granted	0	132	0	0	0	132
Net income	0	0	0	0	16,257	16,257
Cash monthly distributions declared and paid to shareholders ($0.88 per share)	0	0	0	0	(118,126)	(118,126)
Balance at December 31, 2010	181,273	1,787,213	480	48	(153,222)	1,634,039
Net proceeds from the sale of common shares	5,369	58,948	0	0	0	58,948
Common shares redeemed	(3,758)	(39,168)	0	0	0	(39,168)
Stock options granted	0	182	0	0	0	182
Net income	0	0	0	0	69,988	69,988
Cash monthly distributions declared and paid to shareholders ($0.88 per share)	0	0	0	0	(160,399)	(160,399)
Balance at December 31, 2011	182,884	1,807,175	480	48	(243,633)	1,563,590
Net proceeds from the sale of common shares	4,760	50,007	0	0	0	50,007
Common shares redeemed	(5,025)	(51,987)	0	0	0	(51,987)
Stock options granted	0	140	0	0	0	140
Net income	0	0	0	0	75,476	75,476
Special distribution paid to shareholders ($0.75 per share)	0	0	0	0	(136,113)	(136,113)
Cash monthly distributions declared and paid to shareholders ($0.85 per share)	0	0	0	0	(154,980)	(154,980)
Balance at December 31, 2012	182,619	$1,805,335	480	$48	$(459,250)	$1,346,133

See notes to consolidated financial statements.

APPLE REIT NINE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended December 31,
	2012	2011	2010
Cash flows from operating activities:
Net income	$75,476	$69,988	$16,257
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation, including discontinued operations	52,748	49,815	30,749
Amortization of deferred financing costs, fair value adjustments and other non-cash expenses, net	304	354	304
Straight-line rental income	(1,975)	(6,158)	(6,104)
Changes in operating assets and liabilities:
Increase in due from third party managers, net	(1,146)	(1,326)	(5,944)
Decrease (increase) in other assets, net	(588)	612	1,911
Increase (decrease) in accounts payable and accrued expenses	(1,853)	2,759	1,585
Net cash provided by operating activities	122,966	116,044	38,758

Cash flows from investing activities:
Cash paid for acquisitions, net	(18,017)	(161,645)	(740,735)
Proceeds from sale of assets, net	135,410	1,396	2,606
Deposits and other disbursements for potential acquisitions, net	0	(760)	(12,345)
Capital improvements and development costs	(16,526)	(15,734)	(22,736)
Decrease (increase) in capital improvement reserves	569	(126)	3,558
Interest received on note receivable	4,515	0	0
Repayment (investment) in other assets	0	10,784	(16,451)
Net cash provided by (used in) investing activities	105,951	(166,085)	(786,103)

Cash flows from financing activities:
Net proceeds related to issuance of Units	50,007	58,843	825,857
Redemptions of Units	(51,987)	(39,168)	(7,462)
Special distribution paid to common shareholders	(136,113)	0	0
Monthly distributions paid to common shareholders	(154,980)	(160,399)	(118,126)
Proceeds from notes payable	77,690	0	0
Payments of notes payable	(34,512)	(2,200)	(1,135)
Deferred financing costs	(728)	(410)	(594)
Net cash used in financing activities	(250,623)	(143,334)	698,540

Decrease in cash and cash equivalents	(21,706)	(193,375)	(48,805)

Cash and cash equivalents, beginning of period	30,733	224,108	272,913

Cash and cash equivalents, end of period	$9,027	$30,733	$224,108

Supplemental information:
Interest paid	$7,973	$6,545	$3,571

Non-cash transactions:
Notes payable assumed in acquisitions	$0	$25,942	$42,715
Other assets assumed in acquisitions	$0	$550	$293
Other liabilities assumed in acquisitions	$0	$1,243	$2,912
Note receivable issued from sale of assets	$60,000	$0	$0

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1

Organization and Summary of Significant Accounting Policies

Organization

Apple REIT Nine, Inc., together with its wholly owned subsidiaries (the “Company”), is a Virginia corporation formed to invest in income-producing real estate in the United States.  Initial capitalization occurred on November 9, 2007 and operations began on July 31, 2008 when the Company acquired its first hotel.  The Company concluded its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) in December 2010.  The Company’s fiscal year end is December 31.  The Company has no foreign operations or assets and its operating structure includes only one segment.  The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated.  Although the Company has an interest in a variable interest entity through its note receivable, it is not the primary beneficiary as the Company does not have any elements of power in the decision making process of the entity and does not share in any of the benefits, and therefore does not consolidate the entity.  As of December 31, 2012, the Company owned 89 hotels located in 27 states with an aggregate of 11,371 rooms.

The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes.  The REIT Modernization Act, effective January 1, 2001, permits real estate investment trusts to establish taxable businesses to conduct certain previously disallowed business activities.  The Company has a wholly-owned taxable REIT subsidiary (or subsidiary thereof) (collectively, the “Lessee”), which leases all of the Company’s hotels.

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with original maturities of three months or less.  The fair market value of cash and cash equivalents approximates their carrying value.  Cash balances may at times exceed federal depository insurance limits.

Investment in Real Estate and Related Depreciation

Real estate is stated at cost, net of depreciation.  Repair and maintenance costs are expensed as incurred while significant improvements, renovations, and replacements are capitalized.  Depreciation is computed using the straight-line method over average estimated useful lives of the assets, which are 39 years for buildings, 17 years for franchise fees, ten years for major improvements and three to seven years for furniture and equipment.

The Company considers expenditures to be capital in nature based on the following criteria: (1) for a single asset, the cost must be at least $500, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; (2) for group purchases of 10 or more identical assets, the unit cost for each asset must be at least $50, including all normal and necessary costs to place the asset in service, and the useful life must be at least one year; and (3) for major repairs to a single asset, the repair must be at least $2,500 and the useful life of the asset must be substantially extended.

Upon acquisition of real estate properties, the Company estimates the fair value of acquired tangible assets (consisting of land, buildings and improvements) and identified intangible assets and liabilities, in-place leases and assumed debt based on evaluation of information and estimates available at that date.  Generally, the Company does not acquire hotel properties that have significant in-place leases as lease terms for hotel properties are very short term in nature.  The Company has not assigned any value to management contracts and franchise agreements as such contracts are generally at current market rates and any other value attributable to these contracts is not considered material.  Beginning January 1, 2009, the Company has expensed as incurred all transaction costs associated with the acquisitions of existing businesses, including title, legal, accounting and other related costs, as well as the brokerage commission paid to Apple Suites Realty Group, Inc. (“ASRG”), a related party 100% owned by Glade M. Knight, the Chairman and Chief Executive Officer of the Company.   For acquisitions of existing businesses prior to January 1, 2009, these costs were capitalized as part of the cost of the acquisition.

The Company records impairment losses on hotel properties used in operations if indicators of impairment are present, and the sum of the undiscounted cash flows estimated to be generated by the respective properties over their estimated remaining useful life, based on historical and industry data, is less than the properties’ carrying amount. Indicators of impairment include a property with current or potential losses from operations, when it becomes more likely than not that a property will be sold before the end of its previously estimated useful life or when events, trends, contingencies or changes in circumstances indicate that a triggering event has occurred and an asset’s carrying value may not be recoverable. The Company monitors its properties on an ongoing basis by analytically reviewing financial performance and considers each property individually for purposes of reviewing for indicators of impairment. As many indicators of impairment are subjective, such as general economic and market declines, the Company also prepares an annual recoverability analysis for each of its properties to assist with its evaluation of impairment indicators.  The analysis compares each property’s net book value to each property’s estimated operating income using current operating results for each stabilized property and projected stabilized operating results based on the property’s market for properties that recently opened, were recently renovated or experienced other short-term business disruption.  Since the Company’s planned initial hold period for each property is 39 years the Company’s ongoing analysis and annual recoverability analysis have not identified any impairment losses and no impairment losses have been recorded to date.  If events or circumstances change such as the Company’s intended hold period for a property or if the operating performance of a property declines substantially for an extended period of time, the Company’s carrying value for a particular property may not be recoverable and an impairment loss will be recorded.  Impairment losses are measured as the difference between the asset’s fair value and its carrying value.

Disposition and Discontinued Operations

In August 2011, the Company entered into a contract for the potential sale of its 406 acres of land and land improvements located on 110 sites in the Ft. Worth, Texas area (the “110 parcels”) and the assignment of its lease with Chesapeake Energy Corporation, at which time the 110 parcels were classified in the consolidated balance sheet as real estate held for sale and were recorded at their carrying amount, including real estate net book value and straight-line rent receivable.  The operating results for the 110 parcels, which was a separate reportable segment, have been classified in the consolidated statements of operations in the line item income from discontinued operations.  In April 2012, the Company completed the sale of its 110 parcels and the assignment of the lease with Chesapeake and received a portion of the total sales price in cash proceeds and issued a note receivable to the purchaser for the remaining balance.  The note is secured by a junior lien on the 110 parcels. The sale resulted in a gain, which was calculated as the total sales price, less the carrying amount of the properties, the brokerage commission to ASRG, closing costs and related franchise taxes.  In accordance with the Accounting Standards Codification on real estate sales, the sales transaction is being accounted for under the cost recovery method, therefore the gain on sale and interest earned on the note will be deferred until cash payments by the purchaser, including principal and interest on the note due to the Company and the cash payment at closing exceed the Company’s cost basis of the 110 parcels sold.  The note receivable is included in the Company’s consolidated balance sheet, net of the total deferred gain.

Revenue Recognition

Hotel revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or utilizes the hotel’s services.

Comprehensive Income

The Company recorded no comprehensive income other than net income for the periods reported.

Earnings Per Common Share

Basic earnings per common share is computed based upon the weighted average number of shares outstanding during the year.  Diluted earnings per share is calculated after giving effect to all potential common shares that were dilutive and outstanding for the year.  There were no potential common shares with a dilutive effect for the years ended December 31, 2012, 2011 and 2010.  As a result, basic and dilutive outstanding shares were the same.  Series B convertible preferred shares are not included in earnings per common share calculations until such time that such shares are eligible to be converted to common shares.

Federal Income Taxes

The Company is operated as, and has elected to be taxed as, a REIT under Sections 856 to 860 of the Internal Revenue Code.  Earnings and profits, which will determine the taxability of distributions to shareholders, will differ from income reported for financial reporting purposes primarily due to the differences for federal income tax purposes in the estimated useful lives used to compute depreciation, straight-line rent and acquisition related costs.  Total distributions in 2012 of $1.60 per share for tax purposes were 28% ordinary income, 16% long-term capital gain and 56% return of capital.  The characterization of 2011 distributions of $0.88 per share for tax purposes was 52% ordinary income and 48% return of capital.  The characterization of 2010 distributions of $0.88 per share for tax purposes was 38% ordinary income and 62% return of capital.

The Lessee, as a taxable REIT subsidiary of the Company, is subject to federal and state income taxes.  The taxable REIT subsidiary had taxable income for the year ended December 31, 2012 and incurred a loss for the years ended

December 31, 2011 and 2010.  Due to the availability of net operating losses from prior years the Company did not have any federal tax expense in 2012.  No operating loss benefit has been recorded in the consolidated balance sheet since realization is uncertain due to the history of operating losses.  The total net operating loss carry forward for federal income tax purposes was approximately $22.3 million as of December 31, 2012.  The net operating losses expire beginning in 2028.  There are no material differences between the book and tax cost basis of the Company’s assets and liabilities, except for acquisition related costs which are capitalized for tax purposes and the deferred gain and interest from discontinued operations which are recognized as income for tax purposes.

As of December 31, 2012 the tax years that remain subject to examination by major tax jurisdictions generally include 2009-2012.

Sales and Marketing Costs

Sales and marketing costs are expensed when incurred.  These costs represent the expense for franchise advertising and reservation systems under the terms of the hotel management and franchise agreements and general and administrative expenses that are directly attributable to advertising and promotion.

Use of Estimates

The preparation of the financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2

Investment in Real Estate

The Company’s investment in real estate consisted of the following (in thousands):

	December 31,	December 31,
	2012	2011

Land	$140,424	$137,339
Building and Improvements	1,349,246	1,325,915
Furniture, Fixtures and Equipment	114,501	105,335
Franchise Fees	4,592	4,589
Construction in Progress	1,058	723
	1,609,821	1,573,901
Less Accumulated Depreciation	(145,927)	(93,179)
Investment in Real Estate, net	$1,463,894	$1,480,722

Hotels Owned

As of December 31, 2012, the Company owned 89 hotels, located in 27 states, consisting of the following:

	Total by	Number of
Brand	Brand	Rooms
Hampton Inn	21	2,529
Hilton Garden Inn	18	2,509
Courtyard	13	1,689
Homewood Suites	7	735
Fairfield Inn	5	613
TownePlace Suites	4	453
Residence Inn	8	874
SpringHill Suites	7	986
Marriott	1	206
Embassy Suites	2	316
Home2 Suites	2	237
Hilton	1	224
	89	11,371

The following table summarizes the location, brand, manager, date acquired, number of rooms and gross purchase price for each of the 89 hotels the Company owned as of December 31, 2012.  All dollar amounts are in thousands.

City	State	Brand	Manager	Date Acquired	Rooms	Gross Purchase Price
Tucson	AZ	Hilton Garden Inn	Western	7/31/2008	125	$18,375
Santa Clarita	CA	Courtyard	Dimension	9/24/2008	140	22,700
Charlotte	NC	Homewood Suites	McKibbon	9/24/2008	112	5,750
Allen	TX	Hampton Inn & Suites	Gateway	9/26/2008	103	12,500
Twinsburg	OH	Hilton Garden Inn	Gateway	10/7/2008	142	17,792
Lewisville	TX	Hilton Garden Inn	Gateway	10/16/2008	165	28,000
Duncanville	TX	Hilton Garden Inn	Gateway	10/21/2008	142	19,500
Santa Clarita	CA	Hampton Inn	Dimension	10/29/2008	128	17,129
Santa Clarita	CA	Residence Inn	Dimension	10/29/2008	90	16,600
Santa Clarita	CA	Fairfield Inn	Dimension	10/29/2008	66	9,337
Beaumont	TX	Residence Inn	Western	10/29/2008	133	16,900
Pueblo	CO	Hampton Inn & Suites	Dimension	10/31/2008	81	8,025
Allen	TX	Hilton Garden Inn	Gateway	10/31/2008	150	18,500
Bristol	VA	Courtyard	LBA	11/7/2008	175	18,650
Durham	NC	Homewood Suites	McKibbon	12/4/2008	122	19,050
Hattiesburg	MS	Residence Inn	LBA	12/11/2008	84	9,793
Jackson	TN	Courtyard	Vista	12/16/2008	94	15,200
Jackson	TN	Hampton Inn & Suites	Vista	12/30/2008	83	12,600
Pittsburgh	PA	Hampton Inn	Vista	12/31/2008	132	20,458
Fort Lauderdale	FL	Hampton Inn	Vista	12/31/2008	109	19,290
Frisco	TX	Hilton Garden Inn	Western	12/31/2008	102	15,050
Round Rock	TX	Hampton Inn	Vista	3/6/2009	94	11,500
Panama City	FL	Hampton Inn & Suites	LBA	3/12/2009	95	11,600
Austin	TX	Homewood Suites	Vista	4/14/2009	97	17,700
Austin	TX	Hampton Inn	Vista	4/14/2009	124	18,000
Dothan	AL	Hilton Garden Inn	LBA	6/1/2009	104	11,601
Troy	AL	Courtyard	LBA	6/18/2009	90	8,696
Orlando	FL	Fairfield Inn & Suites	Marriott	7/1/2009	200	25,800
Orlando	FL	SpringHill Suites	Marriott	7/1/2009	200	29,000
Clovis	CA	Hampton Inn & Suites	Dimension	7/31/2009	86	11,150
Rochester	MN	Hampton Inn & Suites	Raymond	8/3/2009	124	14,136
Johnson City	TN	Courtyard	LBA	9/25/2009	90	9,880
Baton Rouge	LA	SpringHill Suites	Dimension	9/25/2009	119	15,100
Houston	TX	Marriott	Western	1/8/2010	206	50,750
Albany	GA	Fairfield Inn & Suites	LBA	1/14/2010	87	7,920
Panama City	FL	TownePlace Suites	LBA	1/19/2010	103	10,640
Clovis	CA	Homewood Suites	Dimension	2/2/2010	83	12,435
Jacksonville	NC	TownePlace Suites	LBA	2/16/2010	86	9,200
Miami	FL	Hampton Inn & Suites	Dimension	4/9/2010	121	11,900
Anchorage	AK	Embassy Suites	Stonebridge	4/30/2010	169	42,000
Boise	ID	Hampton Inn & Suites	Raymond	4/30/2010	186	22,370
Rogers	AR	Homewood Suites	Raymond	4/30/2010	126	10,900
St. Louis	MO	Hampton Inn & Suites	Raymond	4/30/2010	126	16,000
Oklahoma City	OK	Hampton Inn & Suites	Raymond	5/28/2010	200	32,657
Ft. Worth	TX	TownePlace Suites	Western	7/19/2010	140	18,435
Lafayette	LA	Hilton Garden Inn	LBA	7/30/2010	153	17,261
West Monroe	LA	Hilton Garden Inn	InterMountain	7/30/2010	134	15,639
Silver Spring	MD	Hilton Garden Inn	White	7/30/2010	107	17,400
Rogers	AR	Hampton Inn	Raymond	8/31/2010	122	9,600
St. Louis	MO	Hampton Inn	Raymond	8/31/2010	190	23,000
Kansas City	MO	Hampton Inn	Raymond	8/31/2010	122	10,130
Alexandria	LA	Courtyard	LBA	9/15/2010	96	9,915
Grapevine	TX	Hilton Garden Inn	Western	9/24/2010	110	17,000
Nashville	TN	Hilton Garden Inn	Vista	9/30/2010	194	42,667
Indianapolis	IN	SpringHill Suites	White	11/2/2010	130	12,800
Mishawaka	IN	Residence Inn	White	11/2/2010	106	13,700

City	State	Brand	Manager	Date Acquired	Rooms	Gross Purchase Price
Phoenix	AZ	Courtyard	White	11/2/2010	164	$16,000
Phoenix	AZ	Residence Inn	White	11/2/2010	129	14,000
Mettawa	IL	Residence Inn	White	11/2/2010	130	23,500
Mettawa	IL	Hilton Garden Inn	White	11/2/2010	170	30,500
Austin	TX	Hilton Garden Inn	White	11/2/2010	117	16,000
Novi	MI	Hilton Garden Inn	White	11/2/2010	148	16,200
Warrenville	IL	Hilton Garden Inn	White	11/2/2010	135	22,000
Schaumburg	IL	Hilton Garden Inn	White	11/2/2010	166	20,500
Salt Lake City	UT	SpringHill Suites	White	11/2/2010	143	17,500
Austin	TX	Fairfield Inn & Suites	White	11/2/2010	150	17,750
Austin	TX	Courtyard	White	11/2/2010	145	20,000
Chandler	AZ	Courtyard	White	11/2/2010	150	17,000
Chandler	AZ	Fairfield Inn & Suites	White	11/2/2010	110	12,000
Tampa	FL	Embassy Suites	White	11/2/2010	147	21,800
Andover	MA	SpringHill Suites	Marriott	11/5/2010	136	6,500
Philadelphia (Collegeville)	PA	Courtyard	White	11/15/2010	132	20,000
Holly Springs	NC	Hampton Inn & Suites	LBA	11/30/2010	124	14,880
Philadelphia (Malvern)	PA	Courtyard	White	11/30/2010	127	21,000
Arlington	TX	Hampton Inn & Suites	Western	12/1/2010	98	9,900
Irving	TX	Homewood Suites	Western	12/29/2010	77	10,250
Mount Laurel	NJ	Homewood Suites	Tharaldson	1/11/2011	118	15,000
West Orange	NJ	Courtyard	Tharaldson	1/11/2011	131	21,500
Texarkana	TX	Hampton Inn & Suites	InterMountain	1/31/2011	81	9,100
Fayetteville	NC	Home2 Suites	LBA	2/3/2011	118	11,397
Manassas	VA	Residence Inn	Tharaldson	2/16/2011	107	14,900
San Bernardino	CA	Residence Inn	Tharaldson	2/16/2011	95	13,600
Alexandria (1)	VA	SpringHill Suites	Marriott	3/28/2011	155	24,863
Dallas	TX	Hilton	Hilton	5/17/2011	224	42,000
Santa Ana	CA	Courtyard	Dimension	5/23/2011	155	24,800
Lafayette	LA	SpringHill Suites	LBA	6/23/2011	103	10,232
Tucson	AZ	TownePlace Suites	Western	10/6/2011	124	15,852
El Paso	TX	Hilton Garden Inn	Western	12/19/2011	145	19,974
Nashville	TN	Home2 Suites	Vista	5/31/2012	119	16,660
Total					11,371	$1,546,839

(1)       The Company acquired land and began construction for this hotel during 2009.  Hotel construction was completed by the Company and the hotel opened for business on March 28, 2011.  The gross purchase price includes the acquisition of land and construction costs.

Of the Company’s 89 hotels owned at December 31, 2012, 21 were purchased during 2008, 12 were acquired during 2009, 43 were acquired in 2010, 11 were acquired in 2011 and one was acquired in 2012.  Also, as noted in the table above, during March 2011, the Company completed the construction of a SpringHill Suites hotel in Alexandria, Virginia which opened for business on March 28, 2011.  For the one hotel acquired during 2012, the amount of revenue and operating income (excluding acquisition related costs totaling $0.4 million) included in the Company’s consolidated income statement from the acquisition date to the period ending December 31, 2012 was approximately $2.7 million and $1.0 million, respectively.  For the 11 hotels acquired during 2011, the amount of revenue and operating income (excluding acquisition related costs totaling $4.6 million) included in the Company’s consolidated income statement from the acquisition date to the period ending December 31, 2011 was approximately $30.5 million and $6.7 million, respectively.  For the 43 hotels acquired during 2010, the amount of revenue and operating income (excluding acquisition related costs totaling $19.1 million) included in the Company’s consolidated income statement from the acquisition date to the period ending December 31, 2010 was approximately $57.4 million and $10.1 million, respectively.

The purchase price for the properties acquired through December 31, 2012, net of debt assumed, was funded primarily by the Company’s best-efforts offering of Units, completed in December 2010.  The Company assumed approximately $122.4 million of debt secured by 13 of its hotel properties and $3.8 million of unsecured debt in connection with one of its hotel properties.  The Company also used the proceeds of its best-efforts offering to pay approximately $40 million in acquisition related costs, including $30.5 million, representing 2% of the gross purchase price for these properties, as a brokerage commission to ASRG, 100% owned by Glade M. Knight, the Company’s Chairman and Chief Executive Officer, approximately $0.5 million in pre-opening costs related to the opening of the Alexandria SpringHill Suites hotel and approximately $9.0 million in other acquisition related costs, including title, legal and other related costs.  These costs totaled $0.5 million, $5.3 million and $19.4 million for the years ended December 31, 2012, 2011 and 2010, and are included in acquisition related costs in the Company’s consolidated statements of operations.

No goodwill was recorded in connection with any of the acquisitions.

Development Project

On October 14, 2009, the Company entered into a ground lease for approximately one acre of land located in downtown Richmond, Virginia.  In February 2012, the Company terminated the lease and entered into a contract to purchase the land for $3.0 million, which was completed in July 2012.  In conjunction with the acquisition, the Company paid as a brokerage commission to ASRG approximately $0.06 million, representing 2% of the gross purchase price, which was capitalized as part of the acquisition cost of the land.  The Company acquired the land for the development of adjoining Courtyard and Residence Inn hotels, which is expected to begin in early 2013 and be completed within two years.  Upon completion, the Courtyard and Residence Inn are expected to contain approximately 135 and 75 guest rooms, respectively and are planned to be managed by White.  The Company expects to spend a total of approximately $30 million to develop the hotels and has spent approximately $1.1 million in development costs as of December 31, 2012.  If the Company does not begin vertical construction by July 2013, the seller of the property has an option to acquire the land equal to the amount of the Company’s total cost.

Note 3

Disposition and Discontinued Operations

In April 2009, the Company acquired from a subsidiary of Chesapeake Energy Corporation (“Chesapeake”) approximately 417 acres of land and land improvements located on 113 sites in the Ft. Worth, Texas area and simultaneously entered into a ground lease with Chesapeake.  The land is used by Chesapeake for the production of natural gas.  The lease has an initial term of 40 years from its commencement date of April 2009, and remaining annual rent ranging from $15.0 million to $26.7 million.  Under the lease, the tenant is responsible for all operating costs associated with the real estate.  Chesapeake Energy Corporation is a publicly held company that is traded on the New York Stock Exchange.

In February 2010, the Company agreed to sell back to Chesapeake two of the sites originally purchased from Chesapeake and release Chesapeake from their associated lease obligation. The sales price for the two sites was equal to the Company’s original purchase price, approximately $2.6 million.  The Company earned and received rental income for the period held totaling approximately $240,000.

In July 2011, the Company agreed to sell back to Chesapeake one of the sites originally purchased from Chesapeake and release Chesapeake from their associated lease obligation. The sales price for the site was $1.4 million, which approximates the net book value of the site. The Company earned and received rental income for the period held totaling approximately $310,000.

In August 2011, the Company entered into a contract for the potential sale of its remaining 110 parcels (which were acquired for a total purchase price of $147.3 million) and the assignment of the lease with Chesapeake for a total sale price of $198.4 million.  On April 27, 2012, the Company completed the sale of its 110 parcels and the assignment of the lease with Chesapeake and received approximately $138.4 million in cash proceeds and issued a note receivable totaling $60.0 million to the purchaser (the “note”).  The note, which approximates fair market value, is secured by a junior lien on the 110 parcels.  The stated interest rate on the note is 10.5%.  The note requires interest only payments for the first three years of the note.  After the first three years, interest is accrued and payments will only be received once the purchaser extinguishes its senior loan with a third party.  Once the senior loan is repaid, the Company will receive all payments from the existing lease on the 110 parcels until fully repaid or the note reaches maturity which is April 2049.  Although the purchaser is not affiliated with the Company, a partner of the purchaser is also a member of the Board of Directors of Apple REIT Ten, Inc.  In conjunction with the sale, the Company incurred a brokerage commission to ASRG totaling approximately $4.0 million, representing 2% of the gross sales price.  Of this amount, approximately $2.8 million was paid to ASRG during the second quarter of 2012 and the remaining $1.2 million will be paid upon repayment of the $60.0 million note.  The $4.0 million commission has been recorded as a reduction to the deferred gain on sale as described below.

The total gain on sale was approximately $33.4 million (total sale price of $198.4 million less carrying value totaling $160.5 million, ASRG fee totaling $4.0 million, closing costs totaling $0.2 million and related franchise taxes totaling $0.3 million).  In accordance with the Accounting Standards Codification on real estate sales, the sales transaction is being accounted for under the cost recovery method, therefore the gain on sale and interest earned on the note will be deferred until cash payments by the purchaser, including principal and interest on the note due to the Company and the payment of the $138.4 million at closing exceed the Company’s cost basis of the 110 parcels sold.  The note receivable is included in the Company’s consolidated balance sheets, net of the total deferred gain.  As of December 31, 2012, the note receivable, net was $22.4 million, including $60 million note receivable, offset by $33.4 million deferred gain and $4.3 million deferred interest earned.  Prior to the sale, the 110 parcels were classified in the consolidated balance sheets as real estate held for sale and were recorded at their carrying amount, totaling approximately $158.6 million as of December 31, 2011, which included real estate net book value totaling $141.8 million and straight-line rent receivable totaling $16.8 million.  The 110 parcels was a separate reportable segment and the results of operations for these properties have been classified in the consolidated statements of operations in the line item income from discontinued operations.

The following table sets forth the components of income from discontinued operations for the years ended December 31, 2012, 2011 and 2010 (in thousands):

	Years Ended December 31,
	2012	2011	2010
Rental revenue	$6,826	$21,357	$21,325
Operating expenses	34	123	107
Depreciation expense	0	1,400	2,358
Income from discontinued operations	$6,792	$19,834	$18,860

Prior to the sale, the lease was classified as an operating lease and rental income was recognized on a straight-line basis over the initial term of the lease.  Rental revenue includes approximately $2.0 million, $6.2 million and $6.1 million of adjustments to record rent on the straight-line basis for the years ended December 31, 2012, 2011 and 2010, respectively.

Note 4

Credit Facility and Notes Payable

Revolving Credit Facility

In November 2012, the Company entered into an unsecured Credit Agreement (the “Credit Agreement”) with a commercial bank, which provides for an initial $50 million revolving credit facility that may be increased to $100 million, subject to certain conditions.  The credit facility will be utilized for working capital, hotel renovations and development, and other general corporate funding purposes, including the payment of redemptions and distributions.  Under the terms of the Credit Agreement, the Company may make voluntary prepayments in whole or in part, at any time.  The Credit Agreement matures in November 2014; however, the Company has the right, upon satisfaction of certain conditions, including covenant compliance and payment of an extension fee, to extend the maturity date to November 2015.  Interest payments are due monthly and the interest rate, subject to certain exceptions, is equal to the one-month LIBOR (the London Inter-Bank Offered Rate for a one-month term) plus a margin ranging from 2.25% to 2.75%, depending upon the Company’s leverage ratio, as calculated under the terms of the Credit Agreement.   The Company is also required to pay an unused facility fee of 0.30% or 0.40% on the unused portion of the revolving credit facility, based on the amount of borrowings outstanding during the quarter.  As of December 31, 2012, there were no borrowings outstanding under the credit facility.

The Credit Agreement requires the Company to maintain a specific pool of Unencumbered Borrowing Base Properties (must be a minimum of ten properties and must satisfy conditions as defined in the Credit Agreement).  The obligations of the Lenders to make any advances under the Credit Agreement are subject to certain conditions, including that the outstanding borrowings do not exceed the Borrowing Base Availability.  The credit facility contains customary affirmative covenants and negative covenants and events of default.  In addition, the credit facility contains the following quarterly financial covenants (capitalized terms are defined in the Credit Agreement):

•	A maximum Consolidated Total Indebtedness limit of 45% of the aggregate Real Estate Values for all Eligible Real Estate that is or qualifies as an Unencumbered Borrowing Base Property;

•	A maximum Consolidated Total Indebtedness limit of 50% of the Consolidated Total Asset Value;

•	A minimum Adjusted Consolidated EBITDA to Consolidated Fixed Charges covenant of 1.75 to 1.00 for the total of the four trailing quarterly periods;

•	A minimum Consolidated Tangible Net Worth of $1 billion;

•	A maximum Consolidated Secured Debt limit of 40% of Consolidated Total Asset Value;

•	A minimum Adjusted NOI for all Eligible Real Estate that is or qualifies as an Unencumbered Borrowing Base Property to Implied Debt Service covenant of 2.25 to 1.00;

•	A maximum Consolidated Secured Recourse Indebtedness of $10 million; and

•
Restricted Payments (including Distributions and Unit Redemptions), net of proceeds from the Company’s Dividend Reinvestment Plan, cannot exceed $38 million during any calendar quarter and quarterly Distributions cannot exceed $0.21 per share for the period from October 1, 2012 through and including June 30, 2013, and thereafter must not exceed $152 million in any cumulative 12 month period and Distributions cannot exceed $0.83025 per share for any calendar year, unless such Restricted Payments are less than the Company’s Funds From Operations for any cumulative four calendar quarters.

The Company was in compliance with each of these covenants at December 31, 2012.

Non-revolving Line of Credit

In May 2012, the Company entered into a Loan Agreement (the “Loan Agreement”) with a commercial bank, which provided for a $30 million non-revolving line of credit with a maturity date of November 15, 2012.  During the third quarter of 2012, the line of credit was extinguished and the outstanding principal balance totaling $30 million, plus accrued interest was paid in full.  Interest was payable quarterly and based on an annual rate of Daily LIBOR (the London Interbank Offered Rate) plus 2.75%.  The Loan Agreement was guaranteed by Glade M. Knight, the Company’s Chairman and Chief Executive Officer and was secured by assets of Mr. Knight. Mr. Knight did not receive any consideration in exchange for providing this guaranty and security.  Proceeds of the loan were used by the Company for general working capital purposes, including the purchase of a hotel in May 2012, capital expenditures, distributions and redemptions.  The independent directors of the Company’s Board of Directors approved Mr. Knight providing a guaranty under the Loan Agreement.

Notes Payable

In conjunction with the acquisition of 14 hotel properties, the Company assumed approximately $126.2 million in debt.  With the exception of the Lewisville, Texas Hilton Garden Inn, the notes are secured by the applicable hotel.  In addition, during 2012, the Company entered into three mortgage loan agreements with a commercial bank, secured by three hotel properties for a total of $47.7 million.  The following table summarizes the hotel property securing each loan, the interest rate, loan assumption or origination date, maturity date, the principal amount assumed or originated, and the outstanding balance as of December 31, 2012 and 2011 for each of the Company’s debt obligations.  All dollar amounts are in thousands.

Location	Brand	Interest Rate (1)	Acquisition or Loan Origination Date	Maturity Date		Principal Assumed or Originated	Outstanding balance as of December 31, 2012	Outstanding balance as of December 31, 2011
Lewisville, TX	Hilton Garden Inn	0.00%	10/16/2008	12/31/2016		$3,750	$2,000	$3,750
Duncanville, TX	Hilton Garden Inn	5.88%	10/21/2008	5/11/2017		13,966	13,139	13,355
Allen, TX	Hilton Garden Inn	5.37%	10/31/2008	10/11/2015		10,787	10,004	10,207
Bristol, VA	Courtyard	6.59%	11/7/2008	8/1/2016		9,767	9,239	9,380
Round Rock, TX	Hampton Inn	5.95%	3/6/2009	5/1/2016		4,175	3,813	3,917
Austin, TX	Homewood Suites	5.99%	4/14/2009	3/1/2016		7,556	6,907	7,098
Austin, TX	Hampton Inn	5.95%	4/14/2009	3/1/2016		7,553	6,901	7,092
Rogers, AR	Hampton Inn	5.20%	8/31/2010	9/1/2015		8,337	7,958	8,126
St. Louis, MO	Hampton Inn	5.30%	8/31/2010	9/1/2015		13,915	13,293	13,568
Kansas City, MO	Hampton Inn	5.45%	8/31/2010	10/1/2015		6,517	6,235	6,360
Philadelphia (Malvern), PA	Courtyard	6.50%	11/30/2010	10/1/2032	(2)	7,894	7,530	7,711
Irving, TX	Homewood Suites	5.83%	12/29/2010	4/11/2017		6,052	5,763	5,911

Location	Brand	Interest Rate (1)	Acquisition or Loan Origination Date	Maturity Date	Principal Assumed or Originated	Outstanding balance as of December 31, 2012	Outstanding balance as of December 31, 2011
Texarkana, TX	Hampton Inn & Suites	6.90%	1/31/2011	7/8/2016	4,954	4,822	4,893
Dallas, TX	Hilton	6.63%	5/17/2011	6/6/2015	20,988	20,136	20,686
Grapevine, TX	Hilton Garden Inn	4.89%	8/29/2012	9/1/2022	11,810	11,751	0
Collegeville, PA	Courtyard	4.89%	8/30/2012	9/1/2022	12,650	12,587	0
Anchorage, AK	Embassy Suites	4.97%	9/13/2012	10/1/2022	23,230	23,154	0
Total					$173,901	$165,232	$122,054

 (1)      These rates are the rates per the loan agreement.  At acquisition, the Company adjusted the interest rates on the loans assumed to market rates and is amortizing the adjustments to interest expense over the life of the loan.

(2) Outstanding principal balance is callable by lender or prepayable by the Company beginning on October 1, 2016, and every five years thereafter until maturity, subject to certain conditions.

The aggregate amounts of principal payable under the Company’s debt obligations, for the five years subsequent to December 31, 2012 and thereafter are as follows (in thousands):

2013	$3,714
2014	3,935
2015	57,298
2016	39,780
2017	18,382
Thereafter	42,123
165,232
Fair Value Adjustment of Assumed Debt	1,551
Total	$166,783

A fair value adjustment was recorded upon the assumption of above or below market rate loans in connection with the Company’s hotel acquisitions.  These fair value adjustments will be amortized into interest expense over the remaining term of the related indebtedness using a method approximating the effective interest rate method.  The effective interest rates on the applicable debt obligations assumed ranged from 3.9% to 6.5% at the date of assumption.  The total adjustment to interest expense was a decrease of $0.5 million, $0.4 million and $0.3 million for the years ended December 31, 2012, 2011 and 2010, respectively.   The unamortized balance of the fair value adjustment was $1.6 million and $2.1 million at December 31, 2012 and 2011, respectively.

The Company incurred loan origination costs related to the assumption of the mortgage obligations on purchased hotels totaling $1.7 million, the origination of three mortgage loans during 2012 totaling $0.3 million and the origination of its current corporate unsecured revolving credit facility totaling $0.3 million.  Such costs are amortized over the period to maturity of the applicable mortgage loan or credit facility, as an addition to interest expense.  Amortization of such costs totaled $0.4 million, $0.3 million and $0.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company’s interest expense in 2012, 2011 and 2010 is net of interest capitalized in conjunction with hotel renovations and construction totaling $0.7 million, $0.5 million and $0.6 million, respectively.

Note 5

 Fair Value of Financial Instruments

  The Company estimates the fair value of its debt by discounting the future cash flows of each instrument at estimated market rates consistent with the maturity of the debt obligation with similar credit terms and credit characteristics which are Level 3 inputs.  Market rates take into consideration general market conditions and maturity.  As of December 31, 2012, the carrying value and estimated fair value of the Company’s debt was $166.8 million and $173.3 million.  As of December 31, 2011, the carrying value and estimated fair value of the Company’s debt was $124.1 million and $121.9 million.  As of December 31, 2012, the carrying value of the $60 million note receivable as discussed in note 3 approximates fair market value.  The carrying value of the Company’s other financial instruments approximates fair value due to the short-term nature of these financial instruments.

Note 6

 Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties.  These transactions cannot be construed to be at arm’s length and the results of the Company’s operations may be different if these transactions were conducted with non-related parties.  The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to the contracts, as well as any new significant related party transactions.  There were no changes to the contracts discussed in this section and no new significant related party transactions during 2012 (other than the loan guarantee discussed above and assignment and transfer agreements discussed below).  The Board of Directors is not required to approve each individual transaction that falls under the related party relationships.  However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The Company has a contract with ASRG, to acquire and dispose of real estate assets for the Company.  A fee of 2% of the gross purchase price or gross sale price in addition to certain reimbursable expenses is paid to ASRG for these services.  As of December 31, 2012, payments to ASRG for fees under the terms of this contract related to the acquisition of assets have totaled approximately $33.5 million since inception.  Of this amount, the Company incurred approximately $0.4 million, $4.0 million and $15.6 million for years ended December 31, 2012, 2011 and 2010.  In addition, the Company incurred a brokerage commission to ASRG totaling approximately $4.0 million related to the sale of the Company’s 110 parcels in April 2012, which has been recorded as a reduction to the deferred gain on sale.  Of this amount, approximately $2.8 million was paid to ASRG during the second quarter of 2012 and the remaining $1.2 million will be paid upon repayment of the $60 million note.

The Company is party to an advisory agreement with Apple Nine Advisors, Inc. (“A9A”), pursuant to which A9A provides management services to the Company.  A9A provides these management services through an affiliate called Apple Fund Management LLC (“AFM”), which is a wholly-owned subsidiary of Apple REIT Six, Inc.  An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses, are payable to A9A for these management services.  Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $2.9 million, $3.0 million and $1.5 million for the years ended December 31, 2012, 2011 and 2010.  The increase in 2012 and 2011 is due to the Company reaching the next fee tier under the advisory agreement due to improved results of operations for the Company during those periods.  At December 31, 2011, $1.0 million of the 2011 advisory fee had not been paid and was included in accounts payable and accrued expenses in the Company’s consolidated balance sheet.  This amount was paid during the first quarter of 2012.  No amounts were outstanding at December 31, 2012.

In addition to the fees payable to ASRG and A9A, the Company reimbursed to A9A or ASRG or paid directly to AFM on behalf of A9A or ASRG approximately $2.2 million, $2.1 million and $2.1 million for the years ended December 31, 2012, 2011 and 2010.  The expenses reimbursed were approximately $0.2 million, $0.3 million and $1.1 million, respectively for costs reimbursed under the contract with ASRG and approximately $2.0 million, $1.8 million and $1.0 million respectively for costs reimbursed under the contract with A9A.  The costs are included in general and administrative expenses and are for the Company’s proportionate share of the staffing and related costs provided by AFM at the direction of A9A.

AFM is an affiliate of Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., ASRG and Apple Six Realty Group, Inc., (collectively the “Advisors” which are wholly owned by Glade M. Knight). As such, the Advisors provide management services through the use of AFM to, respectively, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Ten, Inc. and the Company (collectively the “Apple REIT Entities”).  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described more fully below allows the companies to share costs yet attract and retain superior executives and staff.  The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements.  Amounts reimbursed to AFM include both compensation for personnel and “overhead” (office rent, utilities, benefits, office supplies, etc.) used by the companies.  Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

The Advisors and Apple REIT Entities allocate all of the costs of AFM among the Apple REIT Entities and the Advisors. The allocation of costs from AFM is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each company’s level of business activity and the extent to which each company requires the services of particular personnel of AFM.  Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company.  As part of this arrangement, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities.  To efficiently manage cash disbursements, an individual Apple REIT Entity may make payments for any or all of the related companies.  The amounts due to or from the related Apple REIT Entity are reimbursed or collected and are not significant in amount.

On November 29, 2012, Apple REIT Six, Inc. entered into a merger agreement with a potential buyer that is not affiliated with the Apple REIT Entities or its Advisors (“the merger”).  To maintain the current cost sharing structure, on November 29, 2012, A9A entered into an assignment and transfer agreement with Apple REIT Six, Inc. for the transfer of Apple REIT Six, Inc.’s interest in AFM.  The assignment and transfer is expected to occur immediately after the closing of the merger.  As part of the assignment, A9A and the other Advisors agreed to indemnify the potential buyer for any liabilities related to AFM  The assignment of AFM’s interest to A9A, if it occurs, will have no impact on the Company’s advisory agreement with A9A or the process of allocating costs from AFM to the Apple REIT Entities or Advisors, excluding Apple REIT Six, Inc. as described above, which will increase the remaining companies’ share of the allocated costs.

Also, on November 29, 2012, in connection with the merger, the Company entered into a transfer agreement with Apple REIT Six, Inc. for the potential acquisition of the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and the assignment of the Fort Worth, Texas office lease agreement for approximately $4.5 million which is expected to close immediately prior to the closing of the merger.  Also, as part of the purchase, the Company agreed to indemnify Apple REIT Six, Inc. for any liabilities related to the Headquarters or office lease.  If the closing occurs, any costs associated with the Headquarters and office lease (i.e. office rent, utilities, office supplies, etc.) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple REIT Six, Inc. as described above.

ASRG and A9A are 100% owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company.  Mr. Knight is also Chairman and Chief Executive Officer of Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc.  Members of the Company’s Board of Directors are also on the Board of Directors of Apple REIT Six, Inc., Apple REIT Seven, Inc., and Apple REIT Eight, Inc.

Included in other assets, net on the Company’s consolidated balance sheet is a 24% equity investment in Apple Air Holding, LLC (“Apple Air”).  The other members of Apple Air are Apple REIT Six, Inc., Apple REIT Seven, Inc. and Apple REIT Eight, Inc.  Through its equity investment, the Company has access to Apple Air’s aircraft for acquisition, asset management and renovation purposes.  The Company’s equity investment was approximately $1.9 million and $2.1 million as of December 31, 2012 and 2011.  The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly.  For the years ended December 31, 2012, 2011 and 2010, the Company recorded a loss of approximately $0.2 million, $0.2 million and $0.8 million respectively, as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft and the reduction in basis of the aircraft in 2010 due to the planned trade in for one new airplane in 2011, and is included in general and administrative expense in the Company’s consolidated statements of operations.  Apple Air owned two aircraft during 2010, but reduced its ownership to one aircraft during the first quarter of 2011.

The Company has incurred legal fees associated with the Legal Proceedings discussed herein.  The Company also incurs other professional fees such as accounting, auditing and reporting.  These fees are included in general and administrative expense in the Company’s consolidated statements of operations.  To be cost effective, these services received by the Company are shared as applicable across the other Apple REIT Entities.  The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services.  The total costs for the legal matters discussed herein for all of the Apple REIT Companies was approximately $7.3 million in 2012, of which approximately $1.7 million was allocated to the Company.

Due to the significant discount offered by the original lender, in October 2010, the Company purchased a mortgage note with an outstanding balance of approximately $11.3 million for a total purchase price of approximately $10.8 million from an unrelated third party.  In accordance with the terms of the note, in December 2011, the borrower repaid the remaining outstanding balance totaling $11.0 million.  The interest rate on this mortgage was a variable rate based on the 3-month LIBOR, and averaged 5% during the period held.  The note required monthly payments of principal and interest.  The borrower on the note was Apple Eight SPE Columbia, Inc., an indirect wholly owned subsidiary of Apple REIT Eight, Inc. and the note was secured by a Hilton Garden Inn hotel located in Columbia, South Carolina.  Total interest income, including the accretion of the note discount, recorded by the Company for the years ended December 31, 2012, 2011 and 2010 was approximately $0, $0.9 million and $0.2 million.

Note 7

Shareholders’ Equity

Best-efforts Offering

The Company concluded its best-efforts offering of Units in December 2010.  The Company registered its Units on Registration Statement Form S-11 (File No. 333-147414) filed on April 23, 2008 and was declared effective by the Securities and Exchange Commission on April 25, 2008.  The Company began its best-efforts offering of Units the same day the registration statement was declared effective.  Each Unit consists of one common share and one Series A preferred share.

Special Distribution

On April 27, 2012, the Company completed the sale of its 110 parcels for a total sale price of $198.4 million and received approximately $138.4 million in cash proceeds and issued a note receivable totaling $60.0 million to the purchaser.  In conjunction with the sale, the Board of Directors approved a special distribution of $0.75 per Unit, totaling $136.1 million on May 17, 2012 to shareholders of record on May 11, 2012 (the “Special Distribution”).  In accordance with the Company’s Articles of Incorporation, the liquidation preference of each share of Series A preferred stock was reduced by the amount of the Special Distribution, or from $11.00 to $10.25 per share.

Monthly Distributions

In conjunction with the Special Distribution, in May 2012 the Company’s Board of Directors reduced the annual distribution rate from $0.88 per common share to $0.83 per common share.  The reduction was effective with the June 2012 distribution. In August 2012, the Board of Directors slightly increased the annualized distribution rate from $0.83 per common share to $0.83025 per common share.  The distribution will continue to be paid monthly.  For the years ended December 31, 2012, 2011 and 2010, the Company made distributions (excluding the Special Distribution discussed above) of $0.85, $0.88 and $0.88 per common share for a total of approximately $155.0 million, $160.4 million and $118.1 million, respectively.  Total distributions (including the Special Distribution) for the years ended December 31, 2012, 2011 and 2010 totaled approximately $291.1 million, $160.4 million and $118.1 million.

Series A Preferred Shares

The Series A preferred shares have no voting rights and no conversion rights.  In addition, the Series A preferred shares are not separately tradable from the common shares to which they relate.  The Series A preferred shares do not have any distribution rights except a priority distribution upon the sale of the Company’s assets.  In accordance with the Company’s Articles of Incorporation, the priority distribution (“Priority Distribution”) of each share of Series A preferred stock was reduced by the amount of the Special Distribution, or from $11.00 to $10.25 per share.  The Priority Distribution will be paid before any distribution will be made to the holders of any other shares.  Upon the Priority Distribution the Series A preferred shares will have no other distribution rights.

Series B Convertible Preferred Stock

 The Company has issued 480,000 Series B convertible preferred shares to Glade M. Knight, Chairman and Chief Executive Officer of the Company, in exchange for the payment by him of $0.10 per Series B convertible preferred share, or an aggregate of $48,000.  The Series B convertible preferred shares are convertible into common shares pursuant to the formula and on the terms and conditions set forth below.

There are no dividends payable on the Series B convertible preferred shares.  Holders of more than two-thirds of the Series B convertible preferred shares must approve any proposed amendment to the articles of incorporation that would adversely affect the Series B convertible preferred shares.

Upon the Company’s liquidation, the holder of the Series B convertible preferred shares is entitled to a priority liquidation payment before any distribution of liquidation proceeds to the holders of the common shares.  However, the priority liquidation payment of the holder of the Series B convertible preferred shares is junior to the holders of the Series A preferred shares’ distribution rights.  The holder of a Series B convertible preferred share is entitled to a liquidation payment of $11 per number of common shares each Series B convertible preferred share would be convertible into according to the formula described below.  In the event that the liquidation of the Company’s assets results in proceeds that exceed the distribution rights of the Series A preferred shares and the Series B convertible preferred shares, the remaining proceeds will be distributed between the common shares and the Series B convertible preferred shares, on an as converted basis.

Each holder of outstanding Series B convertible preferred shares shall have the right to convert any of such shares into common shares of the Company upon and for 180 days following the occurrence of any of the following events:

(1) substantially all of the Company’s assets, stock or business is sold or transferred through exchange, merger, consolidation, lease, share exchange, sale or otherwise, other than a sale of assets in liquidation, dissolution or winding up of the Company;

(2) the termination or expiration without renewal of the advisory agreement with A9A, or if the Company ceases to use ASRG to provide property acquisition and disposition services; or

(3) the Company’s common shares are listed on any securities exchange or quotation system or in any established market.

 Upon the occurrence of any conversion event, each Series B convertible preferred share may be converted into 24.17104 common shares.  In the event the Company raises additional gross proceeds in a subsequent public offering, each Series B convertible preferred share may be converted into an additional number of common shares based on the additional gross proceeds raised through the date of conversion in a subsequent public offering according to the following formula: (X/100 million) x 1.20568, where X is the additional gross proceeds rounded down to the nearest $100 million.

No additional consideration is due upon the conversion of the Series B convertible preferred shares. The conversion into common shares of the Series B convertible preferred shares will result in dilution of the shareholders’ interests and the termination of the Series A preferred shares.

Expense related to the issuance of 480,000 Series B convertible preferred shares to Mr. Knight will be recognized at such time when the number of common shares to be issued for conversion of the Series B convertible preferred shares can be reasonably estimated and the event triggering the conversion of the Series B convertible preferred shares to common shares occurs. The expense will be measured as the difference between the fair value of the common stock for which the Series B convertible preferred shares can be converted and the amounts paid for the Series B convertible preferred shares.  If a conversion event had occurred as of December 31, 2012, expense would have ranged from $0 to in excess of $127.6 million (assumes $11 per common share fair market value) which represents approximately 11.6 million shares of common stock.

Preferred Shares

The Company’s articles of incorporation authorize issuance of up to 30 million additional preferred shares.  No preferred shares other than the Series A preferred shares and the Series B convertible preferred shares (discussed above) have been issued.  The Company believes that the authorization to issue additional preferred shares benefits the Company and its shareholders by permitting flexibility in financing additional growth, giving the Company additional financing options in corporate planning and in responding to developments in business, including financing of additional acquisitions and other general corporate purposes.  Having authorized preferred shares available for issuance in the future gives the Company the ability to respond to future developments and allows preferred shares to be issued without the expense and delay of a special shareholders’ meeting.  At present, the Company has no specific financing or acquisition plans involving the issuance of additional preferred shares and the Company does not propose to fix the characteristics of any series of preferred shares in anticipation of issuing preferred shares other than the Series A preferred shares and Series B convertible preferred shares discussed above.  The Company cannot now predict whether or to what extent, if any, additional preferred shares will be used or if so used what the characteristics of a particular series may be.  The voting rights and rights to distributions of the holders of common shares will be subject to the prior rights of the holders of any subsequently-issued preferred shares.  Unless otherwise required by applicable law or regulation, the preferred shares would be issuable without further authorization by holders of the common shares and on such terms and for such consideration as may be determined by the Board of Directors.  The preferred shares could be issued in one or more series having varying voting rights, redemption and conversion features, distribution (including liquidating distribution) rights and preferences, and other rights, including rights of approval of specified transactions.  A series of preferred shares could be given rights that are superior to rights of holders of common shares and a series having preferential distribution rights could limit common share distributions and reduce the amount holders of common shares would otherwise receive on dissolution.

Unit Redemption Program

In July 2009, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year.  Since the inception of the program through April 2012, shareholders were permitted to request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned for less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years.  In May 2012, as a result of the Special Distribution, the purchase price per Unit under the Company’s Unit Redemption Program was adjusted by the amount of the Special Distribution (from $11.00 to $10.25 for the maximum purchase price, based on the original purchase price and length of time such Units have been held by the shareholder).  The maximum number of Units that may be redeemed in any given year is five percent of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption. The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program.  Since inception of the program through December 31, 2012, the Company has redeemed approximately 9.8 million Units representing $101.2 million, including 5.0 million Units in the amount of $52.0 million, 3.8 million Units in the amount of $39.2 million and 0.7 million in the amount of $7.5 million redeemed during 2012, 2011 and 2010, respectively.  As contemplated in the program, beginning with the July 2011 redemption, the scheduled redemption date for the third quarter of 2011, the Company redeemed Units on a pro-rata basis.  Prior to July 2011, the Company redeemed 100% of redemption requests.  The following is a summary of the Unit redemptions during 2011 and 2012:

Redemption Date	Requested Unit Redemptions	Units Redeemed	Redemption Requests Not Redeemed

January 2011	318,891	318,891	0
April 2011	378,367	378,367	0
July 2011	3,785,039	1,549,058	2,235,981
October 2011	8,410,322	1,511,997	6,898,325
January 2012	10,689,219	1,507,187	9,182,032
April 2012	11,229,890	1,509,922	9,719,968
July 2012	10,730,084	1,004,365	9,725,719
October 2012	11,155,269	1,003,267	10,152,002

As noted in the table above, beginning with the July 2011 redemption, the total redemption requests exceeded the authorized amount of redemptions and, as a result, the Board of Directors has and will continue to limit the amount of redemptions as it deems prudent.

Dividend Reinvestment Plan

In December 2010, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company. The uses of the proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels.  As a result of the Special Distribution, beginning in May 2012, the offering price per Unit under the Company’s Dividend Reinvestment Plan was adjusted by the amount of the Special Distribution (from $11.00 to $10.25).  The Company has registered 20.0 million Units for potential issuance under the plan.  During the years ended December 31, 2012 and 2011, approximately 4.8 million Units, representing $50.0 million in proceeds to the Company, and 5.4 million Units, representing $59.1 million in proceeds to the Company, were issued under the plan.  No Units were issued under the plan as of December 31, 2010.  Since inception of the plan through December 31, 2012, approximately 10.1 million Units, representing $109.1 million in proceeds to the Company, were issued under the plan.

Note 8

Stock Option Plan

During 2008, the Company adopted a non-employee directors’ stock option plan (the “Directors’ Plan”) to provide incentives to attract and retain directors.  The Directors’ Plan provides for an automatic grant of options to purchase a specified number of Units (“Options”) to directors, who are not employees of the Company.  The Company’s Compensation Committee (“Committee”) is responsible for administering the Directors’ Plan.  The Committee is responsible for granting Options and for establishing the exercise price of Options.  Under the Directors’ Plan, the number of Units authorized for issuance is equal to 45,000 plus 1.8% of the number of Units sold in excess of the minimum offering of 9,523,810 Units. This plan currently relates to the initial public offering of 182,251,082 Units. Therefore, the maximum number of Units authorized under the Directors’ Plan is currently 3,154,091.

The Directors’ Plan generally provides, among other things, that options be granted at exercise prices not lower than the market value of the Units on the date of grant.  The options are 100% vested upon issuance and are exercisable six months after the date of grant and will expire 10 years from the date of grant.  During 2012, 2011 and 2010, the Company granted options to purchase 145,528, 146,212 and 102,472 Units under the Directors’ Plan and recorded compensation expense totaling $140,000 in 2012, $182,000 in 2011 and $132,000 in 2010.  Options issued during 2012 have an exercise price of $10.25 per Unit.  All of the options issued prior to 2012 have an exercise price of $11 per Unit.  Activity in the Company Directors’ Plan during 2012, 2011 and 2010 is summarized in the following table:

	2012	2011	2010
Outstanding, beginning of year:	330,292	184,080	81,608
Granted	145,528	146,212	102,472
Exercised	0	0	0
Expired or canceled	0	0	0
Outstanding, end of year:	475,820	330,292	184,080
Exercisable, end of year:	475,820	330,292	184,080
The weighted-average exercise price of outstanding options:	$10.77	$11.00	$11.00

Note 9

Management and Franchise Agreements

Each of the Company’s 89 hotels are operated and managed under separate management agreements, by affiliates of one of the following companies: Dimension Development Two, LLC (“Dimension”) (10), Gateway Hospitality Group, Inc. (“Gateway”) (5), Hilton Management LLC (“Hilton”) (1), Intermountain Management, LLC (“Intermountain”) (2), LBAM-Investor Group, L.L.C. (“LBA”) (14), Fairfield FMC, LLC and SpringHill SMC, LLC, subsidiaries of Marriott International (“Marriott”) (4), MHH Management, LLC (“McKibbon”) (2), Raymond Management Company, Inc. (“Raymond”) (8), Stonebridge Realty Advisors, Inc. (“Stonebridge”) (1), Tharaldson Hospitality Management, LLC (“Tharaldson”) (4), Vista Host, Inc. (“Vista”) (9),  Texas Western Management Partners, L.P. (“Western”) (10) or White Lodging Services Corporation (“White”) (19).  The agreements generally provide for initial terms of one to 30 years. Fees associated with the agreements generally include the payment of base management fees, incentive management fees, accounting fees, and other fees for centralized services which are allocated among all of the hotels that receive the benefit of such services.  Base management fees are calculated as a percentage of gross revenues.  Incentive management fees are calculated as a percentage of operating profit in excess of a priority return to the Company, as defined in the management agreements. The Company has the option to terminate the management agreements if specified performance thresholds are not satisfied.  For the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $12.3 million, $10.6 million and $5.1 million in management fees.

Dimension, Gateway, Intermountain, LBA, McKibbon, Raymond, Stonebridge, Tharaldson, Vista, Western and White are not affiliated with either Marriott or Hilton, and as a result, the hotels they manage were required to obtain separate franchise agreements with each respective franchisor.  The Hilton franchise agreements generally provide for an initial term of 10 to 21 years.  Fees associated with the agreements generally include the payment of royalty fees and program fees. The Marriott franchise agreements generally provide for initial terms of 13 to 28 years.  Fees associated with the agreements generally include the payment of royalty fees, marketing fees, reservation fees and a communications support fee based on room revenues.  For the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $14.5 million, $12.8 million and $6.2 million in franchise fees.

Note 10

Lease Commitments

In connection with the acquisition of three hotels, the Company assumed three land leases. One of the leases has a remaining initial lease term of 11 years, with four 15 year renewal options and is subject to an annual base rental payment and monthly payments based on a percentage of room and food and beverage sales.  The other two leases have remaining initial lease terms of 47 years, with no renewal options and are subject to monthly base rental payments with defined escalations over the life of the leases.  Under these two leases the Company has the option to purchase the properties during the initial lease term at three specific dates as defined by the lease based on a multiple of the annual net base rent in effect under the lease at the time the option is exercised.  The aggregate amounts of the estimated minimum lease payments pertaining to all land leases, for the five years subsequent to December 31, 2012 and thereafter are as follows (in thousands):

Total
2013	$244
2014	249
2015	254
2016	254
2017	254
Thereafter	12,644
Total	$13,899

Note 11

Pro Forma Information (Unaudited)

The following unaudited pro forma information for the years ended December 31, 2012 and 2011 is presented as if the acquisitions of the Company’s hotels acquired after December 31, 2010, had occurred on the latter of January 1, 2011 or the opening date of the hotel. The pro forma information does not purport to represent what the Company’s results of operations would actually have been if such transactions, in fact, had occurred on these applicable dates, nor does it purport to represent the results of operations for future periods. Amounts are in thousands, except per share data.

	Years Ended December 31,
	2012	2011
Total revenues	$365,586	$326,436

Income from continuing operations	$68,684	$51,214
Income from discontinued operations	6,792	19,834
Net income	$75,476	$71,048

Basic and diluted net income per common share
From continuing operations	$0.37	$0.28
From discontinued operations	0.04	0.11
Total basic and diluted net income per common share	$0.41	$0.39

The pro forma information reflects adjustments for actual revenues and expenses of the 12 hotels acquired during the two years ended December 31, 2012 for the respective period owned prior to acquisition by the Company.  Net income has been adjusted as follows: (1) interest income and expense have been adjusted to reflect the reduction in cash and cash equivalents required to fund the acquisitions; (2) interest expense related to prior owners’ debt which was not assumed has been eliminated; (3) depreciation has been adjusted based on the Company’s basis in the hotels; and (4) transaction costs have been adjusted for the acquisition of existing businesses.

Note 12

Industry Segments

The Company owns extended-stay and limited service hotel properties throughout the United States that generate rental and other property related income.  The Company separately evaluates the performance of each of its hotel properties.  However, because each of the hotels has similar economic characteristics, facilities, and services, and each hotel is not individually significant, the properties have been aggregated into a single operating segment.  All segment disclosures are included in, or can be derived from the Company’s consolidated financial statements.

Note 13

Legal Proceedings and Related Matters

The term the “Apple REIT Companies” means the Company, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012.  The Company was previously named as a party in all three of the above mentioned class action lawsuits.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Companies, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933. The consolidated complaint also asserts claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On April 18, 2012, the Company, and the other Apple REIT Companies, served a motion to dismiss the consolidated complaint in the In re Apple REITs Litigation. The Company and the other Apple REIT Companies accompanied their motion to dismiss the consolidated complaint with a memorandum of law in support of their motion to dismiss the consolidated complaint. The briefing period for any motion to dismiss was completed on July 13, 2012.

The Company believes that any claims against it, its officers and directors and other Apple entities are without merit, and intends to defend against them vigorously. At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

The SEC staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company's filings with the SEC beginning in 2008, as well as the Company's review of certain transactions involving the Company and the other Apple REIT Companies.  The Company intends to continue to cooperate with the SEC staff, and it is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers.  The Company does not believe the issues raised by the SEC staff affect the material accuracy of the Company's consolidated financial statements.  At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution.

On October 22, 2012, the Financial Industry Regulatory Authority (“FINRA”) issued an order against David Lerner Associates, Inc. (“DLA”) and David Lerner, individually, requiring DLA to pay approximately $12 million in restitution to certain investors in Units of Apple REIT Ten, Inc.  In addition, David Lerner, individually, was fined $250,000 and suspended for one year from the securities industry, followed by a two year suspension from acting as a principal.  The Company relies on DLA for the administration of its Units and does not believe this settlement will affect the administration of its Units.  The Company intends to continue to cooperate with regulatory or governmental inquiries.

Note 14

Quarterly Financial Data (Unaudited)

The following is a summary of quarterly results of operations for the years ended December 31, 2012 and 2011.

2012 (in thousands except per share data)	First Quarter	Second Quarter (1)	Third Quarter	Fourth Quarter
Revenues	$88,091	$97,110	$93,653	$86,732
Income from continuing operations	$16,592	$21,033	$17,927	$13,132
Income from discontinued operations	$5,267	$1,525	$0	$0
Net income	$21,859	$22,558	$17,927	$13,132
Basic and diluted net income per common share	$0.12	$0.12	$0.10	$0.07
Distributions declared and paid per common share	$0.22	$0.9658	$0.2075	$0.2076

2011 (in thousands except per share data)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$72,038	$84,392	$85,668	$78,402
Income from continuing operations	$10,233	$15,680	$15,634	$8,607
Income from discontinued operations	$4,716	$4,716	$5,128	$5,274
Net income	$14,949	$20,396	$20,762	$13,881
Basic and diluted net income per common share	$0.08	$0.11	$0.11	$0.08
Distributions declared and paid per common share	$0.22	$0.22	$0.22	$0.22

(1) Second quarter 2012 distributions includes a Special Distribution paid in May 2012 totaling $0.75 per common share.

Note 15

Subsequent Events

In January 2013, the Company declared and paid approximately $12.6 million or $0.0691875 per outstanding common share, in distributions to its common shareholders, of which approximately $3.8 million or 371,000 Units were issued under the Company’s Dividend Reinvestment Plan.

In January 2013, under the guidelines of the Company’s Unit Redemption Program, the Company redeemed approximately 1.0 million Units in the amount of $10.0 million.  As contemplated in the program, the Company redeemed Units on a pro-rata basis, whereby a percentage of each requested redemption was fulfilled at the discretion of the Company’s Board of Directors.  This redemption was approximately 8% of the total 12.1 million requested Units to be redeemed, with approximately 11.1 million requested Units not redeemed.

In February 2013, the Company declared and paid approximately $12.6 million or $0.0691875 per outstanding common share, in distributions to its common shareholders, of which approximately $3.7 million or 364,000 Units were issued under the Company’s Dividend Reinvestment Plan.

Item 9.            Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A.         Controls and Procedures

Senior management, including the Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by this report.  Based on this evaluation process, the Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were effective as of December 31, 2012.  There have been no changes in the Company’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

See Item 8 for the Report of Management on Internal Control over Financial Reporting and the Company’s Independent Registered Public Accounting Firm’s attestation report regarding internal control over financial reporting, which are incorporated herein by reference.

Item 9B.         Other Information

None.

PART III

Item 10.          Directors, Executive Officers and Corporate Governance

The information required by Items 401, 405, 406 and 407(c)(3), (d)(4) and (d)(5) of Regulation S-K will be set forth in the Company’s 2013 Proxy Statement.  For the limited purpose of providing the information necessary to comply with this Item 10, the 2013 Proxy Statement is incorporated herein by this reference.

Item 11.          Executive Compensation

The information required by Items 402 and 407(e)(4) and (e)(5) of Regulation S-K will be set forth in the Company’s 2013 Proxy Statement.  For the limited purpose of providing the information necessary to comply with this Item 11, the 2013 Proxy Statement is incorporated herein by this reference.

Item 12.          Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The information required by Items 201(d) and 403 of Regulation S-K will be set forth in the Company’s 2013 Proxy Statement.  For the limited purpose of providing the information necessary to comply with this Item 12, the 2013 Proxy Statement is incorporated herein by this reference.

Item 13.          Certain Relationships and Related Transactions, and Director Independence

The information required by Items 404 and 407(a) of Regulation S-K will be set forth in the Company’s 2013 Proxy Statement.  For the limited purpose of providing the information necessary to comply with this Item 13, the 2013 Proxy Statement is incorporated herein by this reference.

Item 14.          Principal Accounting Fees and Services

The information required by Item 9(e) of Schedule 14A will be set forth in the Company’s 2013 Proxy Statement.  For the limited purpose of providing the information necessary to comply with this Item 14, the 2013 Proxy Statement is incorporated herein by this reference.

PART IV

Item 15.          Exhibits, Financial Statement Schedules

1. Financial Statements of Apple REIT Nine, Inc.

Report of Management on Internal Control Over Financial Reporting

Report of Independent Registered Public Accounting Firm on Internal Control over Financial Reporting—Ernst & Young LLP

Report of Independent Registered Public Accounting Firm—Ernst & Young LLP

Consolidated Balance Sheets as of December 31, 2012 and 2011

Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010

Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2012, 2011 and 2010

Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010

Notes to Consolidated Financial Statements

These financial statements are set forth in Item 8 of this report and are hereby incorporated by reference.

2. Financial Statement Schedules

Schedule III—Real Estate and Accumulated Depreciation (Included at the end of this Part IV of this report.)

Financial statement schedules not listed are either omitted because they are not applicable or the required information is shown in the consolidated financial statements or notes thereto.

3. Exhibits

Incorporated herein by reference are the exhibits listed under “Exhibits Index” to this Report available at www.sec.gov.

SCHEDULE III
Real Estate and Accumulated Depreciation
As of December 31, 2012
(dollars in thousands)

						Subsequently
						Capitalized
				Initial Cost		Bldg.	Total
					Bldg./	Imp. &	Gross	Acc.	Date of	Date	Depreciable	# of
City	State	Description	Encumbrances	Land	FF&E /Other	FF&E	Cost (1)	Deprec.	Construction	Acquired	Life	Rooms
Anchorage	AK	Embassy Suites	$23,154	$2,955	$39,053	$108	$42,116	$(3,529)	2008	Apr-10	3 - 39 yrs.	169
Dothan	AL	Hilton Garden Inn	0	1,037	10,581	14	11,632	(1,480)	2009	Jun-09	3 - 39 yrs.	104
Troy	AL	Courtyard	0	582	8,270	18	8,870	(1,200)	2009	Jun-09	3 - 39 yrs.	90
Rogers	AR	Hampton Inn	7,958	961	8,483	86	9,530	(780)	1998	Aug-10	3 - 39 yrs.	122
Rogers	AR	Homewood Suites	0	1,375	9,514	247	11,136	(1,052)	2006	Apr-10	3 - 39 yrs.	126
Chandler	AZ	Courtyard	0	1,061	16,008	57	17,126	(1,204)	2009	Nov-10	3 - 39 yrs.	150
Chandler	AZ	Fairfield Inn & Suites	0	778	11,272	42	12,092	(834)	2009	Nov-10	3 - 39 yrs.	110
Phoenix	AZ	Courtyard	0	1,413	14,669	51	16,133	(1,033)	2007	Nov-10	3 - 39 yrs.	164
Phoenix	AZ	Residence Inn	0	1,111	12,953	88	14,152	(969)	2008	Nov-10	3 - 39 yrs.	129
Tucson	AZ	Hilton Garden Inn	0	1,005	17,925	84	19,014	(2,863)	2008	Jul-08	3 - 39 yrs.	125
Tucson	AZ	TownePlace Suites	0	992	14,563	41	15,596	(637)	2011	Oct-11	3 - 39 yrs.	124
Clovis	CA	Hampton Inn & Suites	0	1,287	9,888	27	11,202	(1,233)	2009	Jul-09	3 - 39 yrs.	86
Clovis	CA	Homewood Suites	0	1,500	10,970	24	12,494	(1,154)	2010	Feb-10	3 - 39 yrs.	83
San Bernardino	CA	Residence Inn	0	0	13,662	160	13,822	(781)	2006	Feb-11	3 - 39 yrs.	95
Santa Ana	CA	Courtyard	0	3,082	21,051	0	24,133	(1,206)	2011	May-11	3 - 39 yrs.	155
Santa Clarita	CA	Courtyard	0	4,568	18,721	77	23,366	(2,869)	2007	Sep-08	3 - 39 yrs.	140
Santa Clarita	CA	Fairfield Inn	0	1,864	7,753	515	10,132	(1,086)	1996	Oct-08	3 - 39 yrs.	66
Santa Clarita	CA	Hampton Inn	0	1,812	15,761	1,348	18,921	(2,742)	1987	Oct-08	3 - 39 yrs.	128
Santa Clarita	CA	Residence Inn	0	2,539	14,493	1,199	18,231	(2,241)	1996	Oct-08	3 - 39 yrs.	90
Pueblo	CO	Hampton Inn & Suites	0	894	7,423	1,275	9,592	(1,473)	2000	Oct-08	3 - 39 yrs.	81
Ft. Lauderdale	FL	Hampton Inn	0	2,235	17,590	1,206	21,031	(2,513)	2000	Dec-08	3 - 39 yrs.	109
Miami	FL	Hampton Inn & Suites	0	1,972	9,987	1,889	13,848	(1,449)	2000	Apr-10	3 - 39 yrs.	121
Orlando	FL	Fairfield Inn & Suites	0	3,140	22,580	262	25,982	(2,763)	2009	Jul-09	3 - 39 yrs.	200
Orlando	FL	SpringHill Suites	0	3,141	25,779	76	28,996	(3,191)	2009	Jul-09	3 - 39 yrs.	200
Panama City	FL	TownePlace Suites	0	908	9,549	3	10,460	(1,046)	2010	Jan-10	3 - 39 yrs.	103
Panama City Beach	FL	Hampton Inn & Suites	0	1,605	9,995	21	11,621	(1,394)	2009	Mar-09	3 - 39 yrs.	95
Tampa	FL	Embassy Suites	0	1,824	20,034	315	22,173	(1,387)	2007	Nov-10	3 - 39 yrs.	147
Albany	GA	Fairfield Inn & Suites	0	899	7,263	10	8,172	(822)	2010	Jan-10	3 - 39 yrs.	87
Boise	ID	Hampton Inn & Suites	0	1,335	21,114	139	22,588	(1,932)	2007	Apr-10	3 - 39 yrs.	186
Mettawa	IL	Hilton Garden Inn	0	2,246	28,328	35	30,609	(1,898)	2008	Nov-10	3 - 39 yrs.	170
Mettawa	IL	Residence Inn	0	1,722	21,843	9	23,574	(1,458)	2008	Nov-10	3 - 39 yrs.	130

						Subsequently
						Capitalized
				Initial Cost		Bldg.	Total
					Bldg./	Imp. &	Gross	Acc.	Date of	Date	Depreciable	# of
City	State	Description	Encumbrances	Land	FF&E /Other	FF&E	Cost (1)	Deprec.	Construction	Acquired	Life	Rooms
Schaumburg	IL	Hilton Garden Inn	0	1,450	19,122	24	20,596	(1,376)	2008	Nov-10	3 - 39 yrs.	166
Warrenville	IL	Hilton Garden Inn	0	1,171	20,894	19	22,084	(1,416)	2008	Nov-10	3 - 39 yrs.	135
Indianapolis	IN	SpringHill Suites	0	1,310	11,542	36	12,888	(799)	2007	Nov-10	3 - 39 yrs.	130
Mishawaka	IN	Residence Inn	0	898	12,862	52	13,812	(885)	2007	Nov-10	3 - 39 yrs.	106
Alexandria	LA	Courtyard	0	1,099	8,708	6	9,813	(784)	2010	Sep-10	3 - 39 yrs.	96
Baton Rouge	LA	SpringHill Suites	0	1,280	13,870	50	15,200	(1,691)	2009	Sep-09	3 - 39 yrs.	119
Lafayette	LA	Hilton Garden Inn	0	0	17,898	1,875	19,773	(1,621)	2006	Jul-10	3 - 39 yrs.	153
Lafayette	LA	SpringHill Suites	0	709	9,400	6	10,115	(554)	2011	Jun-11	3 - 39 yrs.	103
West Monroe	LA	Hilton Garden Inn	0	832	14,872	1,405	17,109	(1,406)	2007	Jul-10	3 - 39 yrs.	134
Andover	MA	SpringHill Suites	0	702	5,799	1,792	8,293	(637)	2000	Nov-10	3 - 39 yrs.	136
Silver Spring	MD	Hilton Garden Inn	0	1,361	16,094	5	17,460	(1,377)	2010	Jul-10	3 - 39 yrs.	107
Novi	MI	Hilton Garden Inn	0	1,213	15,052	56	16,321	(1,126)	2008	Nov-10	3 - 39 yrs.	148
Rochester	MN	Hampton Inn & Suites	0	916	13,225	39	14,180	(1,681)	2009	Aug-09	3 - 39 yrs.	124
Kansas City	MO	Hampton Inn	6,235	727	9,363	91	10,181	(871)	1999	Aug-10	3 - 39 yrs.	122
St. Louis	MO	Hampton Inn	13,293	1,758	20,954	1,165	23,877	(1,750)	2003	Aug-10	3 - 39 yrs.	190
St. Louis	MO	Hampton Inn & Suites	0	758	15,287	108	16,153	(1,299)	2006	Apr-10	3 - 39 yrs.	126
Hattiesburg	MS	Residence Inn	0	906	9,151	25	10,082	(1,429)	2008	Dec-08	3 - 39 yrs.	84
Charlotte	NC	Homewood Suites	0	1,059	4,937	4,012	10,008	(2,304)	1990	Sep-08	3 - 39 yrs.	112
Durham	NC	Homewood Suites	0	1,232	18,343	1,942	21,517	(2,746)	1999	Dec-08	3 - 39 yrs.	122
Fayetteville	NC	Home2 Suites	0	746	10,563	0	11,309	(808)	2011	Feb-11	3 - 39 yrs.	118
Holly Springs	NC	Hampton Inn & Suites	0	1,620	13,260	11	14,891	(1,077)	2010	Nov-10	3 - 39 yrs.	124
Jacksonville	NC	TownePlace Suites	0	632	8,608	37	9,277	(864)	2008	Feb-10	3 - 39 yrs.	86
Mt. Laurel	NJ	Homewood Suites	0	1,589	13,476	300	15,365	(828)	2006	Jan-11	3 - 39 yrs.	118
West Orange	NJ	Courtyard	0	2,054	19,513	1,501	23,068	(1,305)	2005	Jan-11	3 - 39 yrs.	131
Twinsburg	OH	Hilton Garden Inn	0	1,419	16,614	1,709	19,742	(2,703)	1999	Oct-08	3 - 39 yrs.	142

SCHEDULE III
Real Estate and Accumulated Depreciation – (Continued)
As of December 31, 2012
(dollars in thousands)

						Subsequently
						Capitalized
				Initial Cost		Bldg.	Total
					Bldg./	Imp. &	Gross	Acc.	Date of	Date	Depreciable	# of
City	State	Description	Encumbrances	Land	FF&E /Other	FF&E	Cost (1)	Deprec.	Construction	Acquired	Life	Rooms
Oklahoma City	OK	Hampton Inn & Suites	$0	$1,430	$31,327	$29	$32,786	$(2,719)	2009	May-10	3 - 39 yrs.	200
Collegeville	PA	Courtyard	12,587	2,115	17,953	1,687	21,755	(1,398)	2005	Nov-10	3 - 39 yrs.	132
Malvern	PA	Courtyard	7,530	996	20,374	77	21,447	(1,316)	2007	Nov-10	3 - 39 yrs.	127
Pittsburgh	PA	Hampton Inn	0	2,503	18,537	1,203	22,243	(2,605)	1990	Dec-08	3 - 39 yrs.	132
Jackson	TN	Courtyard	0	986	14,656	51	15,693	(2,058)	2008	Dec-08	3 - 39 yrs.	94
Jackson	TN	Hampton Inn & Suites	0	692	12,281	87	13,060	(1,665)	2007	Dec-08	3 - 39 yrs.	83
Johnson City	TN	Courtyard	0	1,105	8,632	17	9,754	(1,109)	2009	Sep-09	3 - 39 yrs.	90
Nashville	TN	Hilton Garden Inn	0	2,754	39,997	30	42,781	(2,978)	2009	Sep-10	3 - 39 yrs.	194
Nashville	TN	Home2 Suites	0	1,153	15,206	0	16,359	(371)	2012	May-12	3 - 39 yrs.	119
Allen	TX	Hampton Inn & Suites	0	1,442	11,456	318	13,216	(1,948)	2006	Sep-08	3 - 39 yrs.	103
Allen	TX	Hilton Garden Inn	10,004	2,130	16,731	2,900	21,761	(3,494)	2002	Oct-08	3 - 39 yrs.	150
Arlington	TX	Hampton Inn & Suites	0	1,217	8,738	378	10,333	(647)	2007	Dec-10	3 - 39 yrs.	98
Austin	TX	Courtyard	0	1,579	18,487	24	20,090	(1,330)	2009	Nov-10	3 - 39 yrs.	145
Austin	TX	Fairfield Inn & Suites	0	1,306	16,504	11	17,821	(1,197)	2009	Nov-10	3 - 39 yrs.	150
Austin	TX	Hampton Inn	6,901	1,459	17,184	1,684	20,327	(2,505)	1997	Apr-09	3 - 39 yrs.	124
Austin	TX	Hilton Garden Inn	0	1,614	14,451	36	16,101	(1,029)	2008	Nov-10	3 - 39 yrs.	117
Austin	TX	Homewood Suites	6,907	1,898	16,462	2,096	20,456	(2,542)	1997	Apr-09	3 - 39 yrs.	97
Beaumont	TX	Residence Inn	0	1,177	16,180	34	17,391	(2,530)	2008	Oct-08	3 - 39 yrs.	133
Dallas	TX	Hilton	20,136	2,221	40,350	6,254	48,825	(2,533)	2001	May-11	3 - 39 yrs.	224
Duncanville	TX	Hilton Garden Inn	13,139	2,378	15,935	586	18,899	(2,975)	2005	Oct-08	3 - 39 yrs.	142
El Paso	TX	Hilton Garden Inn	0	1,244	18,300	3	19,547	(730)	2011	Dec-11	3 - 39 yrs.	145
Frisco	TX	Hilton Garden Inn	0	2,507	12,981	13	15,501	(1,926)	2008	Dec-08	3 - 39 yrs.	102
Ft. Worth	TX	TownePlace Suites	0	2,104	16,311	10	18,425	(1,379)	2010	Jul-10	3 - 39 yrs.	140
Grapevine	TX	Hilton Garden Inn	11,751	1,522	15,543	38	17,103	(1,265)	2009	Sep-10	3 - 39 yrs.	110
Houston	TX	Marriott	0	4,143	46,623	14	50,780	(4,796)	2010	Jan-10	3 - 39 yrs.	206
Irving	TX	Homewood Suites	5,763	705	9,610	229	10,544	(668)	2006	Dec-10	3 - 39 yrs.	77
Lewisville	TX	Hilton Garden Inn	0	3,361	23,919	134	27,414	(3,914)	2007	Oct-08	3 - 39 yrs.	165
Round Rock	TX	Hampton Inn	3,813	865	10,999	1,337	13,201	(1,662)	2001	Mar-09	3 - 39 yrs.	94
Texarkana	TX	Hampton Inn & Suites	4,822	636	8,723	936	10,295	(614)	2004	Jan-11	3 - 39 yrs.	81
Salt Lake City	UT	SpringHill Suites	0	1,092	16,465	30	17,587	(1,183)	2009	Nov-10	3 - 39 yrs.	143

SCHEDULE III
Real Estate and Accumulated Depreciation – (Continued)
As of December 31, 2012
(dollars in thousands)

						Subsequently
						Capitalized
				Initial Cost		Bldg.	Total
					Bldg./	Imp. &	Gross	Acc.	Date of	Date	Depreciable	# of
City	State	Description	Encumbrances	Land	FF&E /Other	FF&E	Cost (1)	Deprec.	Construction	Acquired	Life	Rooms
Alexandria	VA	SpringHill Suites	0	5,968	0	18,918	24,886	(1,393)	2011	Mar-09	3 - 39 yrs.	155
Bristol	VA	Courtyard	9,239	1,723	19,162	1,584	22,469	(3,035)	2004	Nov-08	3 - 39 yrs.	175
Manassas	VA	Residence Inn	0	0	14,962	164	15,126	(857)	2006	Feb-11	3 - 39 yrs.	107
			163,232	137,309	1,401,521	66,604	1,605,434	(145,927)				11,371

Other real estate investments:

Richmond	VA	Hotel under construction	0	3,115	0	1,058	4,173	0		Jul-12		0
Other			0	0	0	214	214	0				0
			$163,232	$140,424	$1,401,521	$67,876	$1,609,821	$(145,927)				11,371

(1) The aggregate cost for federal income tax purposes is approximately $1.6 billion at December 31, 2012 (unaudited).

	2012	2011	2010
Real estate owned:
Balance as of January 1	$1,573,901	$1,510,884	$705,722
Acquisitions	19,461	197,695	784,102
Disposals	0	(1,339)	(2,658)
Discontinued Operations	0	(147,346)	0
Improvements and Development Costs	16,459	14,007	23,718
Balance at December 31	$1,609,821	$1,573,901	$1,510,884

	2012	2011	2010
Accumulated depreciation:
Balance as of January 1	$(93,179)	$(48,962)	$(18,213)
Depreciation expense	(52,748)	(49,815)	(30,749)
Disposals	0	50	0
Discontinued Operations	0	5,548	0
Balance at December 31	$(145,927)	$(93,179)	$(48,962)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLE REIT NINE, INC.

By:	/s/ Glade M. Knight	Date: March 7, 2013
Glade M. Knight,
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Bryan Peery	Date: March 7, 2013
Bryan Peery,
Chief Financial Officer (Principal Financial and Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Glade M. Knight	Date: March 7, 2013
Glade M. Knight, Director

By:	/s/ Bruce H. Matson	Date: March 7, 2013
Bruce H. Matson, Director

By:	/s/ Michael S. Waters	Date: March 7, 2013
Michael S. Waters, Director

By:	/s/ Robert M. Wily	Date: March 7, 2013
Robert M. Wily, Director

EXHIBIT INDEX

Exhibit Number	Description of Documents

3.1
Articles of Incorporation of the Registrant. (Incorporated by reference to Exhibit 3.1 to the registrant’s registration statement on Form S-11 (SEC File No. 333-147414) filed November 15, 2007 and effective April 25, 2008)

3.2
Bylaws of the Registrant, as amended.  (Incorporated by reference to Exhibit 3.2 to the registrant’s registration statement on Form S-11 (SEC File No. 333-147414) filed November 15, 2007 and effective April 25, 2008)

10.1
Advisory Agreement between the Registrant and Apple Nine Advisors, Inc. (Incorporated by reference to Exhibit 10.1 to amendment no. 4 to the registrant’s registration statement on Form S-11 (SEC File No. 333-147414) filed April 23, 2008 and effective April 25, 2008)

10.2
Property Acquisition/Disposition Agreement between the Registrant and Apple Suites Realty Group, Inc. (Incorporated by reference to Exhibit 10.2 to amendment no. 4 to the registrant’s registration statement on Form S-11 (SEC File No. 333-147414) filed April 23, 2008 and effective April 25, 2008)

10.3	Omitted

10.4
Apple REIT Nine, Inc. 2008 Non-Employee Directors Stock Option Plan. (Incorporated by reference to Exhibit 10.4 to registrant’s quarterly report on Form 10-Q (SEC File No. 333-147414) filed May 8, 2008)*

10.5
Purchase Contract dated as of June 5, 2008 between Valencia Tucson, L.L.C. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.5 to the registrant’s quarterly report on Form 10-Q (SEC File No. 333-147414) filed August 4, 2008)

10.6
Management Agreement dated as of July 31, 2008 between Texas Western Management Partners, L.P. and Apple Nine Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.6 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.7
Franchise License Agreement dated as of July 31, 2008 between Hilton Garden Inns Franchise LLC and Apple Nine Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.7 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.8
Hotel Lease Agreement effective as of July 31, 2008 between Apple Nine Hospitality Ownership, Inc. and Apple Nine Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.8 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.9
Agreement of Purchase and Sale and Joint Escrow Instructions dated as of July 24, 2008 between Ocean Park Hotels-MMM, L.L.C. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.9 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.10
Management Agreement dated as of September 24, 2008 between Dimension Development Two, LLC and Apple Nine Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.10 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.11
Courtyard by Marriott Relicensing Franchise Agreement dated as of September 24, 2008 between Marriott International, Inc. and Apple Nine Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.11 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.12	Hotel Lease Agreement effective as of September 24, 2008 between Apple Nine Hospitality Ownership, Inc. and Apple Nine Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.12 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

Exhibit Number	Description of Documents

10.13
Purchase Contract dated as of August 1, 2008 between Charlotte Lakeside Hotel Limited Partnership and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.13 to the registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.14
Management Agreement dated as of September 24, 2008 between MHH Management, LLC and Apple Nine Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.14 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.15
Franchise License Agreement dated as of  September 25, 2008 between Homewood Suites Franchise LLC and Apple Nine Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.15 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.16
Hotel Lease Agreement effective as of September 24, 2008 between Apple Nine Hospitality Ownership, Inc. and Apple Nine Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.16 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.17
Purchase Contract dated as of August 1, 2008 between RSV Twinsburg Hotel LTD. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.17 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.18
Management Agreement dated as of October 6, 2008 between Gateway Hospitality Group, Inc. and Apple Nine Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.18 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.19
Franchise License Agreement dated as of October 7, 2008 between Hilton Garden Inns Franchise LLC and Apple Nine Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.19 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.20
Hotel Lease Agreement effective as of October 6, 2008 between Apple Nine Hospitality Ownership, Inc. and Apple Nine Hospitality Management, Inc. (Incorporated by reference to Exhibit 10.20 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.21
Purchase Contract dated as of August 1, 2008 between SCI Allen Hotel LTD. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.21 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.22
Purchase Contract dated as of August 1, 2008 between Allen Stacy Hotel LTD. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.22 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.23
Management Agreement dated as of September 26, 2008 between Gateway Hospitality Group, Inc. and Apple Nine Hospitality Texas Services, Inc. (Incorporated by reference to Exhibit 10.23 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.24
Franchise License Agreement dated as of September 26, 2008 between Hampton Inns Franchise LLC and Apple Nine Hospitality Texas Services, Inc. (Incorporated by reference to Exhibit 10.24 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.25	Hotel Lease Agreement effective as of September 26, 2008 between Apple Nine Hospitality Ownership, Inc. and Apple Nine Hospitality Texas Services, Inc. (Incorporated by reference to Exhibit 10.25 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.26	Purchase Contract dated as of August 1, 2008 between SCI Lewisville Hotel LTD. and Apple Nine

Exhibit Number	Description of Documents

Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.26 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.27
Management Agreement dated as of October 16, 2008 between Gateway Hospitality Group, Inc. and Apple Nine Hospitality Texas Services, Inc. (Incorporated by reference to Exhibit 10.27 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.28
Franchise License Agreement dated as of October 16, 2008 between Hilton Garden Inns Franchise LLC and Apple Nine Hospitality Texas Services, Inc. (Incorporated by reference to Exhibit 10.28 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.29
Hotel Lease Agreement effective as of October 16, 2008 between Apple Nine Hospitality Ownership, Inc. and Apple Nine Hospitality Texas Services, Inc. (Incorporated by reference to Exhibit 10.29 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.30
Purchase Contract dated as of August 1, 2008 between SCI Duncanville Hotel LTD. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.30 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.31
Management Agreement dated as of October 21, 2008 between Gateway Hospitality Group, Inc. and Apple Nine Services Duncanville, Inc. (Incorporated by reference to Exhibit 10.31 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.32
Franchise License Agreement dated as of October 21, 2008 between Hilton Garden Inns Franchise LLC and Apple Nine Services Duncanville, Inc. (Incorporated by reference to Exhibit 10.32 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.33
Hotel Lease Agreement effective as of October 21, 2008 between Apple Nine SPE Duncanville, Inc. and Apple Nine Services Duncanville, Inc. (Incorporated by reference to Exhibit 10.33 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.34
Purchase Contract dated as of August 7, 2008 between Linden Hotel Properties, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.34 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.35
Agreement of Purchase and Sale dated as of August 29, 2008 between RT Clarita Two, L.P. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.35 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.36
Agreement of Purchase and Sale dated as of August 29, 2008 between RT Clarita, L.P. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.36 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.37
Purchase Contract dated as of September 11, 2008 between RI Beaumont Property, L.P. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.37 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.38	Purchase Contract dated as of October 3, 2008 between ES/HIS Hillsboro, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.38 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.39	Purchase Contract dated as of October 3, 2008 between ES/HIS Hillsboro, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.39 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.40	Purchase Contract dated as of October 6, 2008 between Brothers Hospitality Development, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.40 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

Exhibit Number	Description of Documents

10.41
Purchase Contract dated as of October 10, 2008 between Ralham, L.L.C. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.41 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.42
Purchase Contract dated as of October 17, 2008 between Grand Shangrila International, Inc. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.42 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.43
Purchase Contract dated as of October 17, 2008 between Grand Shangrila International, Inc. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.43 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.44
Purchase Contract dated as of October 17, 2008 between ADH LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.44 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.45
Purchase Contract dated as of October 20, 2008 between Sunbelt-CTY, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.45 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.46
Purchase Contract dated as of October 20, 2008 between Sunbelt-RPC, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.46 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.47
Purchase Contract dated as of October 20, 2008 between Sunbelt-CJT, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.47 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.48
Purchase Contract dated as of October 20, 2008 between Sunbelt-RHM, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.48 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.49
Purchase Contract dated as of October 20, 2008 between Sunbelt-GDA, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.49 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.50
Purchase Contract dated as of October 20, 2008 between Sunbelt-RAG, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.50 to registrant’s Post-effective Amendment No. 1 to Form S-11 (SEC File No. 333-147414) filed October 23, 2008)

10.51
Purchase Contract dated as of October 29, 2008 between MWE Houston Property, L.P. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.51 to the registrant’s quarterly report on Form 10-Q (SEC File No. 333-147414) filed November 4, 2008)

10.52
Purchase Contract dated as of November 12, 2008 between Austin FRH, LTD. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.52 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.53
Purchase Contract dated as of November 12, 2008 between FRH Braker, LTD. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.53 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.54
Purchase Contract dated as of November 12, 2008 between RR Hotel Investments, LTD. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.54 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.55
Purchase Contract dated as of November 12, 2008 between VH Fort Lauderdale Investment, LTD. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.55 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

Exhibit Number	Description of Documents

10.56
Purchase Contract dated as of November 12, 2008 between MILLROC Portsmouth NH, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.56 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.57
Purchase Contract dated as of November 12, 2008 between Playhouse Square Hotel Associates, L.P. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.57 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.58
Purchase Contract dated as of November 12, 2008 between RMRVH Jackson, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.58 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.59
Purchase Contract dated as of November 12, 2008 between CYRMR Jackson, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.59 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.60
Purchase Contract dated as of September 27, 2007 between Grove Street Orlando, LLC and Apple Eight Hospitality, Inc. (Incorporated by reference to Exhibit 10.60 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.61
Assignment of Contract dated as of November 14, 2008 between Apple Eight Hospitality, Inc. and Apple Nine Hospitality, Inc. (Incorporated by reference to Exhibit 10.61 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.62
Purchase Contract dated as of December 14, 2007 between Viking Fund Baton Rouge (LA), LLC and Apple Eight Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.62 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.63
Assignment of Contract dated as of November 14, 2008 between Apple Eight Hospitality Ownership, Inc. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.63 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.64
Purchase Contract dated as of January 25, 2008 between Viking Fund Rochester (MN), LLC and Apple Eight Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.64 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.65
Assignment of Contract dated as of November 14, 2008 between Apple Eight Hospitality Ownership, Inc. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.65 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.66
Purchase Contract dated as of December 12, 2008 between Moody National Hospitality I, L.P. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.66 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.67
Purchase Contract dated as of January 5, 2009 between Yuma One Limited Partnership and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.67 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.68
Purchase Contract dated as of January 6, 2009 between Viking Fund Holly Springs (NC), LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.68 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

10.69
Purchase and Sale Contract dated as of January 21, 2009 between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures, Inc. (Incorporated by reference to Exhibit 10.69 to the registrant’s Post-effective Amendment No. 2 to Form S-11 (SEC File No. 333-147414) filed January 23, 2009)

Exhibit Number	Description of Documents

10.70
First Amendment to Purchase and Sale Contract dated as of March 31, 2009 between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures, Inc. (Incorporated by reference to Exhibit 10.70 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.71
Ground Lease Agreement dated as of April 7, 2009 between Chesapeake Operating, Inc., and Apple Nine Ventures Ownership, Inc. (Incorporated by reference to Exhibit 10.71 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.72
Purchase Agreement dated as of March 16, 2010 between Denali Lodging, LLC and Apple Nine Services Anchorage, LLC (Incorporated by reference to Exhibit 10.72 to registrant’s Post-effective Amendment No. 8 to Form S-11 (SEC File No. 333-147414 ) filed April 21, 2010)

10.73
Purchase Contract dated as of March 16, 2010 between Boise Lodging Investors, LLC, Apple Nine Hospitality Ownership, Inc. and Raymond Management Company, Inc. (Incorporated by reference to Exhibit 10.73 to registrant’s Post-effective Amendment No. 8 to Form S-11 (SEC File No. 333-147414 ) filed April 21, 2010)

10.74
Purchase Contract dated as of March 16, 2010 between Forest Park Lodging Associates, LLC, Apple Nine Hospitality Ownership, Inc. and Raymond Management Company, Inc. (Incorporated by reference to Exhibit 10.74 to registrant’s Post-effective Amendment No. 8 to Form S-11 (SEC File No. 333-147414 ) filed April 21, 2010)

10.75
Purchase Contract dated as of March 16, 2010 between Liberty Lodging Associates, LLC, Apple Nine Hospitality Ownership, Inc. and Raymond Management Company, Inc. (Incorporated by reference to Exhibit 10.75 to registrant’s Post-effective Amendment No. 8 to Form S-11 (SEC File No. 333-147414 ) filed April 21, 2010)

10.76
Purchase Contract dated as of March 16, 2010 between OKC-Bricktown Lodging Associates, LLC, Apple Nine Hospitality Ownership, Inc. and Raymond Management Company, Inc. (Incorporated by reference to Exhibit 10.76 to registrant’s Post-effective Amendment No. 8 to Form S-11 (SEC File No. 333-147414 ) filed April 21, 2010)

10.77
Purchase Contract dated as of March 16, 2010 between Rodgers Lodging Associates, LLC, Apple Nine Hospitality Ownership, Inc. and Raymond Management Company, Inc. (Incorporated by reference to Exhibit 10.77 to registrant’s Post-effective Amendment No. 8 to Form S-11 (SEC File No. 333-147414 ) filed April 21, 2010)

10.78
Purchase Contract dated as of March 16, 2010 between Rodgers Lodging Associates 58, LLC, Apple Nine Hospitality Ownership, Inc. and Raymond Management Company, Inc. (Incorporated by reference to Exhibit 10.78 to registrant’s Post-effective Amendment No. 8 to Form S-11 (SEC File No. 333-147414 ) filed April 21, 2010)

10.79
Purchase Contract dated as of March 16, 2010 between St. Louis Lodging Associates, LLC, Apple Nine Hospitality Ownership, Inc. and Raymond Management Company, Inc. (Incorporated by reference to Exhibit 10.79 to registrant’s Post-effective Amendment No. 8 to Form S-11 (SEC File No. 333-147414 ) filed April 21, 2010)

10.80
Purchase Contract dated as of May 28, 2010 between Lodging America of West Monroe, LLC and Apple Nine Hospitality Ownership, Inc.  (Incorporated by reference to Exhibit 10.80 to registrant’s Post-effective Amendment No. 9 to Form S-11 (SEC File No. 333-147414) filed July 21, 2010)

10.81
Purchase Contract dated as of May 28, 2010 between Jackie’s International, Inc. and Apple Nine Hospitality Ownership, Inc.  (Incorporated by reference to Exhibit 10.81 to registrant’s Post-effective Amendment No. 9 to Form S-11 (SEC File No. 333-147414) filed July 21, 2010)

10.82
Purchase Contract dated as of August 5, 2010 between Rochelle Lodging, LP and Apple Nine Hospitality Ownership, Inc.  (Incorporated by reference to Exhibit 10.82 to registrant’s Post-effective Amendment No. 10 to Form S-11 (SEC File No. 333-147414) filed October 21, 2010)

Exhibit Number	Description of Documents

10.83
Purchase Contract dated as of August 5, 2010 between Redwood Hospitality, L.P. and Apple Nine Hospitality Ownership, Inc.  (Incorporated by reference to Exhibit 10.83 to registrant’s Post-effective Amendment No. 10 to Form S-11 (SEC File No. 333-147414) filed October 21, 2010)

10.84
Purchase Contract dated as of September 10, 2010 between Fishspring, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.84 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.85
Purchase Contract dated as of September 10, 2010 between Mishares, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.85 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.86
Purchase Contract dated as of September 10, 2010 between Happy Valley Res, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.86 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.87
Purchase Contract dated as of September 10, 2010 between Mettares, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.87 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.88
Purchase Contract dated as of September 10, 2010 between Mettawhite, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.88 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.89
Purchase Contract dated as of September 10, 2010 between Parmer Lane Associates III, L.P. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.89 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.90
Purchase Contract dated as of September 10, 2010 between Etkin White Novi, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.90 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.91
Purchase Contract dated as of September 10, 2010 between Warriwhite, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.91 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.92
Purchase Contract dated as of September 10, 2010 between Schwhite, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.92 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.93
Purchase Contract dated as of September 10, 2010 between Slicspring, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.93 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.94
Purchase Contract dated as of September 10, 2010 between Ausnorth FFIS Hotel, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.94 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.95
Purchase Contract dated as of September 10, 2010 between Ausnorth CY Hotel, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.95 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.96
Purchase Contract dated as of September 10, 2010 between Chanprice, LLC and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.96 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

10.97
Purchase Contract dated as of September 10, 2010 between Whiteco Industries, Inc. and Apple Nine Hospitality Ownership, Inc. (Incorporated by reference to Exhibit 10.97 to registrant’s annual report on Form 10-K (SEC File No. 000-53603) filed March 11, 2011)

Exhibit Number	Description of Documents

10.98
Purchase and Sale Contract dated as of August 3, 2011 between Apple Nine Ventures Ownership, Inc. and 111 Realty Investors, LP (Incorporated by reference to Exhibit 10.98 to registrant’s quarterly report on Form 10-Q (SEC File No. 000-53603) filed November 9, 2011)

10.99
Third Amendment to Purchase and Sale Contract dated as of January 31, 2012 between Apple Nine Ventures Ownership, Inc. and 111 Realty Investors, LP  (Incorporated by reference to Exhibit 10.99 to the registrant’s quarterly report on Form 10Q (SEC File No. 000-53603) filed May 7, 2012)

10.100
Fourth Amendment to Purchase and Sale Contract dated as of April 12, 2012 between Apple Nine Ventures Ownership, Inc. and 111 Realty Investors, LP  (Incorporated by reference to Exhibit 10.100 to the registrant’s quarterly report on Form 10Q (SEC File No. 000-53603) filed August 13, 2012)

10.101
Junior Secured Note dated as of April 27, 2012 between Apple Nine Ventures Ownership, Inc. and 111 Realty Investors, LP (Incorporated by reference to Exhibit 10.101 to the registrant’s quarterly report on Form 10Q (SEC File No. 000-53603) filed August 13, 2012)

10.102
Loan Agreement dated as of April 27, 2012 between Apple Nine Ventures Ownership, Inc. and 111 Realty Partners, LP (Incorporated by reference to Exhibit 10.102 to the registrant’s quarterly report on Form 10Q (SEC File No. 000-53603) filed August 13, 2012)

21.1	Subsidiaries of the Registrant (FILED HEREWITH)

23.1	Consent of Ernst & Young LLP (FILED HEREWITH)

31.1	Certification of the Company’s Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH)

31.2	Certification of the Company’s Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH)

32.1
Certification of the Company’s Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002  (FILED HEREWITH)

101
The following materials from Apple REIT Nine, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Shareholders’ Equity, (iv) the Consolidated Statements of Cash Flows, and (v) related notes to these financial statements, tagged as blocks of text and in detail (FURNISHED HEREWITH)

________________
*  Denotes Compensation Plan.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2013

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE TRANSITION PERIOD FROM _______ TO _______

Commission File Number 000-53603

Apple REIT Nine, Inc.
(Exact name of registrant as specified in its charter)

Virginia	26-1379210
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

814 East Main Street Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes  ☐    No  ☒

Number of registrant’s common shares outstanding as of November 1, 2013:182,784,131

APPLE REIT NINE, INC.
FORM 10-Q

This Form 10-Q includes references to certain trademarks or service marks.  The Courtyard® by Marriott, Fairfield Inn® by Marriott, Fairfield Inn and Suites® by Marriott, TownePlace Suites® by Marriott, SpringHill Suites® by Marriott, Residence Inn® by Marriott and Marriott® trademarks are the property of Marriott International, Inc. or one of its affiliates.  The Hampton Inn®, Hampton Inn and Suites®, Homewood Suites® by Hilton, Embassy Suites Hotels®, Hilton Garden Inn®, Home2 Suites® by Hilton and Hilton® trademarks are the property of Hilton Worldwide or one or more of its affiliates.  For convenience, the applicable trademark or service mark symbol has been omitted but will be deemed to be included wherever the above referenced terms are used.

PART I.  FINANCIAL INFORMATION

Item 1.  Financial Statements

APPLE REIT NINE, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30,	December 31,
	2013	2012
	(unaudited)
Assets
Investment in real estate, net of accumulated depreciation of $186,792 and $145,927, respectively	$1,443,024	$1,463,894
Cash and cash equivalents	0	9,027
Restricted cash-furniture, fixtures and other escrows	10,360	9,922
Note receivable, net	17,675	22,375
Due from third party managers, net	15,855	10,751
Other assets, net	9,802	10,048
Total Assets	$1,496,716	$1,526,017

Liabilities
Credit facility	$22,000	$0
Notes payable	163,635	166,783
Accounts payable and accrued expenses	18,087	13,101
Total Liabilities	203,722	179,884

Shareholders' Equity
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	0	0
Series A preferred stock, no par value, authorized 400,000,000 shares; issued and outstanding 182,784,131 and 182,619,400 shares, respectively	0	0
Series B convertible preferred stock, no par value, authorized 480,000 shares; issued and outstanding 480,000 shares	48	48
Common stock, no par value, authorized 400,000,000 shares; issued and outstanding 182,784,131 and 182,619,400 shares, respectively	1,807,236	1,805,335
Distributions greater than net income	(514,290)	(459,250)
Total Shareholders' Equity	1,292,994	1,346,133

Total Liabilities and Shareholders' Equity	$1,496,716	$1,526,017

See notes to consolidated financial statements.

APPLE REIT NINE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Revenues:
Room revenue	$91,936	$85,900	$271,324	$253,500
Other revenue	8,301	7,753	25,888	25,354
Total revenue	100,237	93,653	297,212	278,854

Expenses:
Operating expense	25,800	24,162	75,318	70,813
Hotel administrative expense	7,218	6,616	21,287	20,197
Sales and marketing	8,369	7,947	24,968	23,529
Utilities	4,213	4,074	11,153	10,778
Repair and maintenance	3,807	3,364	11,136	9,882
Franchise fees	4,185	3,642	12,248	11,037
Management fees	3,567	3,267	10,329	9,513
Property taxes, insurance and other	4,843	5,168	15,632	15,122
General and administrative	1,778	2,149	5,815	6,443
Acquisition related costs	0	3	74	464
Merger transaction costs	1,908	0	1,970	637
Depreciation expense	13,732	13,329	40,865	39,338
Total expenses	79,420	73,721	230,795	217,753

Operating income	20,817	19,932	66,417	61,101

Interest expense, net	(2,287)	(1,709)	(6,701)	(4,664)

Income before income taxes	18,530	18,223	59,716	56,437

Income tax expense	(365)	(296)	(1,110)	(885)

Income from continuing operations	18,165	17,927	58,606	55,552

Income from discontinued operations	0	0	0	6,792

Net income	$18,165	$17,927	$58,606	$62,344

Basic and diluted net income per common share
From continuing operations	$0.10	$0.10	$0.32	$0.30
From discontinued operations	0.00	0.00	0.00	0.04
Total basic and diluted net income per common share	$0.10	$0.10	$0.32	$0.34

Weighted average common shares outstanding - basic and diluted	182,784	182,130	182,560	182,200

See notes to consolidated financial statements.

APPLE REIT NINE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Nine Months Ended
	September 30,
	2013	2012
Cash flows from operating activities:
Net income	$58,606	$62,344
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	40,865	39,338
Amortization of deferred financing costs, fair value adjustments and other non-cash expenses, net	264	264
Straight-line rental income	0	(1,975)
Changes in operating assets and liabilities:
Increase in due from third party managers, net	(5,104)	(5,516)
Increase in other assets, net	(523)	(1,203)
Increase in accounts payable and accrued expenses	3,914	678
Net cash provided by operating activities	98,022	93,930

Cash flows from investing activities:
Cash paid for acquisitions, net	(7,225)	(18,015)
Net proceeds (costs) from sale of assets	(353)	135,410
Capital improvements and development costs	(11,370)	(13,520)
Increase in capital improvement reserves	(207)	(372)
Payments received on note receivable	4,725	2,940
Net cash provided by (used in) investing activities	(14,430)	106,443

Cash flows from financing activities:
Net proceeds related to issuance of Units	21,778	38,239
Redemptions of Units	(19,992)	(41,988)
Special distribution paid to common shareholders	0	(136,113)
Monthly distributions paid to common shareholders	(113,646)	(117,164)
Net proceeds from credit facility	22,000	0
Proceeds from notes payable	0	77,690
Payments of notes payable	(2,759)	(31,899)
Deferred financing costs	0	(358)
Net cash used in financing activities	(92,619)	(211,593)

Decrease in cash and cash equivalents	(9,027)	(11,220)

Cash and cash equivalents, beginning of period	9,027	30,733

Cash and cash equivalents, end of period	$0	$19,513

Non-cash transactions:
Note receivable issued from sale of assets	$0	$60,000

See notes to consolidated financial statements.

APPLE REIT NINE, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.  Organization and Summary of Significant Accounting Policies

Organization

Apple REIT Nine, Inc., together with its wholly owned subsidiaries (the “Company”), is a Virginia corporation that has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes.  The Company was formed to invest in income-producing real estate in the United States.  Initial capitalization occurred on November 9, 2007 and operations began on July 31, 2008 when the Company acquired its first hotel.  The Company concluded its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) in December 2010.  The Company’s fiscal year end is December 31.  The Company has no foreign operations or assets and its operating structure includes only one segment.  The consolidated financial statements include the accounts of the Company and its subsidiaries.  All intercompany accounts and transactions have been eliminated.  Although the Company has an interest in a variable interest entity through its note receivable, it is not the primary beneficiary as the Company does not have any elements of power in the decision making process of the entity and does not share in any of the benefits, and therefore does not consolidate the entity.  As of September 30, 2013, the Company owned 89 hotels located in 27 states with an aggregate of 11,371 rooms.

Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with the rules and regulations for reporting on Form 10-Q.  Accordingly, they do not include all of the information required by accounting principles generally accepted in the United States for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.  These unaudited financial statements should be read in conjunction with the Company’s audited consolidated financial statements included in its 2012 Annual Report on Form 10-K.  Operating results for the three and nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the twelve month period ending December 31, 2013.

Use of Estimates

The preparation of the financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassifications

Certain amounts in the 2012 consolidated financial statements have been reclassified to conform with the 2013 presentation with no effect on previously reported net income or shareholders’ equity.

Restricted Cash

Restricted cash includes reserves for debt service, real estate taxes, and insurance, and reserves for furniture, fixtures, and equipment replacements of up to 5% of property revenue for certain hotels, as required by certain management or mortgage debt agreement restrictions and provisions.

Earnings Per Common Share

Basic earnings per common share is computed based upon the weighted average number of shares outstanding during the period.  Diluted earnings per common share is calculated after giving effect to all potential common shares that were dilutive and outstanding for the period.  There were no potential common shares with a dilutive effect for the three and nine months ended September 30, 2013 or 2012.  As a result, basic and dilutive outstanding shares were the same.  Series B convertible preferred shares are not included in earnings per common share calculations until such time that such shares are eligible to be converted to common shares.

2.  Merger Agreement

On August 7, 2013, Apple REIT Seven, Inc. (“Apple Seven”), Apple REIT Eight, Inc. (“Apple Eight”), Apple REIT Nine, Inc. (“Apple Nine”), Apple Seven Acquisition Sub, Inc. (“Seven Acquisition Sub”) a wholly owned subsidiary of Apple Nine, and Apple Eight Acquisition Sub, Inc. (“Eight Acquisition Sub”) a wholly owned subsidiary of Apple Nine, entered into an Agreement and Plan of Merger, as amended (the “Merger Agreement”).  The Merger Agreement provides for the merger of Apple Seven and Apple Eight with and into Seven Acquisition Sub and Eight Acquisition Sub, respectively, which were formed solely for engaging in the mergers and have not conducted any prior activities.  Upon completion of the mergers, the separate corporate existence of Apple Seven and Apple Eight will cease and Seven Acquisition Sub and Eight Acquisition Sub will be the surviving corporations.  Pursuant to the terms of the Merger Agreement, upon completion of the mergers, the current Apple Nine common shares totaling 182,784,131 will remain outstanding and:

•
Each issued and outstanding unit of Apple Seven (consisting of one Apple Seven common share together with one Apple Seven Series A preferred share) will be converted into one (the “Apple Seven exchange ratio”) common share of Apple Nine, or a total of approximately 90,613,633 common shares (assuming no dissenting shares), and each issued and outstanding Series B convertible preferred share of Apple Seven will be converted into a number of Apple Nine’s common shares equal to 24.17104 multiplied by the Apple Seven exchange ratio, or a total of 5,801,050 common shares; and

•
Each issued and outstanding unit of Apple Eight (consisting of one Apple Eight common share together with one Apple Eight Series A preferred share) will be converted into 0.85 (the “Apple Eight exchange ratio”) common share of Apple Nine, or a total of approximately 78,319,004 common shares (assuming no dissenting shares), and each issued and outstanding Series B convertible preferred share of Apple Eight will be converted into a number of Apple Nine’s common shares equal to 24.17104 multiplied by the Apple Eight exchange ratio, or a total of 4,930,892 common shares.

As contemplated in the Merger Agreement, in connection with completion of the mergers, Apple Nine will become self-advised and the existing advisory agreements between Apple Nine and Apple Nine Advisors, Inc. and Apple Suites Realty Group, Inc. will be terminated.  The termination of the advisory agreements will result in the conversion of each issued and outstanding Series B convertible preferred share of Apple Nine into the right to receive 24.17104 common shares of Apple Nine, or a total of 11,602,099 common shares.  As a result of the conversion, all of Apple Nine’s Series A preferred shares will terminate.  In addition, upon termination of the advisory agreements, Apple Nine will record an expense related to the conversion of Apple Nine’s Series B convertible preferred shares into common shares.  Although the final estimate of fair value may vary significantly from these estimates, Apple Nine’s preliminary estimate of the fair value of $9.00 to $11.00 per common share would result in an expense ranging from approximately $104 million to $128 million.

The Merger Agreement contains various closing conditions, including shareholder approval by Apple Seven, Apple Eight and Apple Nine.  As a result, there is no assurance that the mergers will occur.  Under the Merger Agreement, Apple Seven, Apple Eight and Apple Nine may terminate the Merger Agreement under certain circumstances; however, each of the companies may be required to pay a fee of $1.7 million, plus reasonable third party expenses to each of the other companies upon such termination.  All costs related to the proposed mergers are being expensed in the period they are incurred and are included in the merger transaction costs in the Company’s consolidated statements of operations.  In connection with these activities, the Company incurred approximately $2.0 million in expenses for the nine months ended September 30, 2013.

3.  Disposition and Discontinued Operations

On April 27, 2012, the Company completed the sale of its 406 acres of land and land improvements located on 110 sites in the Ft. Worth, Texas area (the “110 parcels”) and the assignment of the lease for a total sale price of $198.4 million.  The 110 parcels were acquired in April 2009 for a total purchase price of $147.3 million and were leased to a subsidiary of Chesapeake Energy Corporation (“Chesapeake”) under a long term lease for the production of natural gas.  At closing, the Company received approximately $138.4 million in cash proceeds and issued a note receivable totaling $60.0 million to the purchaser (the “note”).  The note, which approximated fair market value, is secured by a junior lien on the land and land improvements owned by the purchaser.  The stated interest rate on the note is 10.5%.  The note requires interest only payments for the first three years of the note.  After the first three years, interest is accrued and payments will only be received once the purchaser extinguishes its senior loan with a third party.  Once the senior loan is repaid, the Company will receive all payments from the existing lease until fully repaid or the note reaches maturity which is April 2049.  Although the purchaser is not affiliated with the Company, a partner of the purchaser is also a member of the Board of Directors of Apple REIT Ten, Inc.  In conjunction with the sale, the Company incurred a brokerage commission to Apple Suites Realty Group, Inc. (“ASRG”) totaling approximately $4.0 million, representing 2% of the gross sales price.  Of this amount, approximately $2.8 million was paid to ASRG during the second quarter of 2012 and the remaining $1.2 million will be paid upon repayment of the $60.0 million note.  The $4.0 million commission has been recorded as a reduction to the deferred gain on sale as described below.

The total gain on sale was approximately $33.3 million (total sale price of $198.4 million less carrying value totaling $160.5 million, ASRG fee totaling $4.0 million, closing costs totaling $0.3 million and related franchise taxes totaling $0.3 million).  In accordance with the Accounting Standards Codification on real estate sales, the sales transaction is being accounted for under the cost recovery method, therefore the gain on sale and interest earned on the note will be deferred until cash payments by the purchaser, including principal and interest on the note due to the Company and the payment of the $138.4 million at closing exceed the Company’s cost basis of the 110 parcels sold.  The note receivable is included in the Company’s consolidated balance sheets, net of the total deferred gain.  As of September 30, 2013, the note receivable, net was $17.7 million, including $60.0 million note receivable offset by $33.3 million deferred gain and $9.0 million deferred interest earned.  As of December 31, 2012, the note receivable, net was $22.4 million, including $60.0 million note receivable offset by $33.4 million deferred gain and $4.3 million deferred interest earned.  The 110 parcels was a separate reportable segment and the results of operations for these properties have been classified in the consolidated statements of operations in the line item income from discontinued operations.

The following table sets forth the components of income from discontinued operations for the three and nine months ended September 30, 2012 (in thousands):

	Three Months	Nine Months
	Ended	Ended
	September 30, 2012	September 30, 2012
Rental revenue	$0	$6,826
Operating expenses	0	34
Depreciation expense	0	0
Income from discontinued operations	$0	$6,792

Prior to the sale, the lease was classified as an operating lease and rental income was recognized on a straight-line basis over the initial term of the lease.  Rental revenue includes approximately $2.0 million of adjustments to record rent on the straight-line basis for the nine months ended September 30, 2012.

4.  Credit Facility

In November 2012, the Company entered into a $50 million credit facility with a commercial bank that is utilized for working capital, hotel renovations and development, and other general corporate funding purposes, including the payment of redemptions and distributions.  The credit facility may be increased to $100 million, subject to certain conditions.  Under the terms of the credit agreement, the Company may make voluntary prepayments in whole or in part at any time.  The credit facility matures in November 2014; however, the Company has the right, upon satisfaction of certain conditions, including covenant compliance and payment of an extension fee, to extend the maturity date to November 2015.  Interest payments are due monthly and the interest rate, subject to certain exceptions, is equal to the one-month LIBOR (the London Inter-Bank Offered Rate for a one-month term) plus a margin ranging from 2.25% to 2.75%, depending upon the Company’s leverage ratio, as calculated under the terms of the credit agreement.  The Company is also required to pay an unused facility fee of 0.30% or 0.40% on the unused portion of the revolving credit facility, based on the amount of borrowings outstanding during the quarter.  As of September 30, 2013, the credit facility had an outstanding principal balance of $22.0 million and an annual interest rate of approximately 2.43%.  As of December 31, 2012, there were no borrowings outstanding under the credit facility.

The credit agreement requires the Company to maintain a specific pool of Unencumbered Borrowing Base Properties (must be a minimum of ten properties and must satisfy conditions as defined in the credit agreement).  The obligations of the lender to make any advances under the credit facility are subject to certain conditions, including that the outstanding borrowings do not exceed the Borrowing Base Availability, as defined in the credit agreement.  The credit facility contains customary affirmative covenants, negative covenants and events of defaults.  It also contains quarterly financial covenants, which include, among others, a minimum tangible net worth, maximum debt limits, and minimum debt service and fixed charge coverage ratios.  The Company was in compliance with each of these covenants at September 30, 2013.

5.  Fair Value of Financial Instruments

The Company estimates the fair value of its debt and note receivable by discounting the future cash flows of each instrument at estimated market rates consistent with the maturity of an instrument with similar credit terms and credit characteristics which are Level 3 inputs.  Market rates take into consideration general market conditions and maturity.  As of September 30, 2013, the carrying value and estimated fair value of the Company’s debt was approximately $185.6 million and $190.1 million.  As of December 31, 2012, the carrying value and estimated fair value of the Company’s debt was approximately $166.8 million and $173.3 million.  As of September 30, 2013 and December 31, 2012, the carrying value of the $60 million note receivable as discussed in note 3 approximates fair market value.  The carrying value of the Company’s other financial instruments approximates fair value due to the short-term nature of these financial instruments.

6.  Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties.  These transactions cannot be construed to be at arm’s length and the results of the Company’s operations may be different if these transactions were conducted with non-related parties.  The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to the contracts, as well as any new significant related party transactions.  There were no changes to the contracts discussed in this section and no new significant related party transactions during the nine months ended September 30, 2013 (other than the transactions related to the completion of Apple REIT Six, Inc.’s merger with a third party and the Merger Agreement and related transactions discussed below).  The Board of Directors is not required to approve each individual transaction that falls under the related party relationships.  However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The term the “Apple REIT Entities” means Apple REIT Six, Inc. (“Apple Six”), Apple REIT Seven, Inc. (“Apple Seven”), Apple REIT Eight, Inc. (“Apple Eight”), Apple REIT Nine, Inc. (“Apple Nine”) and Apple REIT Ten, Inc. (“Apple Ten”).  The term the “Advisors” means Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc. (“A9A”), Apple Ten Advisors, Inc., Apple Suites Realty Group, Inc. (“ASRG”) and Apple Six Realty Group, Inc.  The Advisors are wholly owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company.  Mr. Knight is also Chairman and Chief Executive Officer of Apple Seven, Apple Eight and Apple Ten.  Members of the Company’s Board of Directors are also on the Board of Directors of Apple Seven and Apple Eight.

On May 14, 2013, Apple Six merged with and into an entity that is not affiliated with the Apple REIT Entities or the Advisors.  Pursuant to the terms and conditions of the merger agreement, dated as of November 29, 2012, upon completion of the merger, the separate corporate existence of Apple Six ceased (the “A6 Merger”).  Prior to the A6 Merger, Glade M. Knight was Chairman and Chief Executive Office of Apple Six and members of the Company’s Board of Directors were also on the Board of Directors of Apple Six.

ASRG Agreement

The Company has a contract with ASRG, to acquire and dispose of real estate assets for the Company.  A fee of 2% of the gross purchase price or gross sale price in addition to certain reimbursable expenses is paid to ASRG for these services.  As of September 30, 2013, payments to ASRG for fees under the terms of this contract related to the acquisition of assets have totaled approximately $33.6 million since inception.  Of this amount, the Company incurred approximately $0.1 million and $0.4 million during the nine months ended September 30, 2013 and 2012.  During the second quarter of 2013, the Company paid fees to ASRG for the purchase of two land parcels located at the Residence Inn hotels in Manassas, Virginia and San Bernardino, California, both which had previously been leased from a third party.  In addition, the Company incurred a brokerage commission to ASRG totaling approximately $4.0 million related to the sale of the Company’s 110 parcels in April 2012, which has been recorded as a reduction to the deferred gain on sale.  Of this amount, approximately $2.8 million was paid to ASRG during the second quarter of 2012 and the remaining $1.2 million will be paid upon repayment of the $60 million note.

A9A Agreement

The Company is party to an advisory agreement with A9A, pursuant to which A9A provides management services to the Company.  A9A provides these management services through Apple Fund Management, LLC (“AFM”), which immediately after the A6 Merger became a wholly-owned subsidiary of A9A.  This transaction between A9A and Apple Six was made with no cash consideration exchanged between the entities.  Prior to May 14, 2013, AFM was a wholly-owned subsidiary of Apple Six.  An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses as described below, are payable to A9A for these management services.  Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $2.1 million and $2.2 million for the nine months ended September 30, 2013 and 2012.

Apple REIT Entities and Advisors Cost Sharing Structure

In addition to the fees payable to ASRG or A9A, the Company reimbursed to ASRG or A9A, or paid directly to AFM on behalf of ASRG or A9A, approximately $1.6 million for both the nine months ended September 30, 2013 and 2012.  The expenses reimbursed were approximately $0 and $0.1 million, respectively, for costs reimbursed under the contract with ASRG and approximately $1.6 million and $1.5 million, respectively, for costs reimbursed under the contract with A9A.  The costs are included in general and administrative expenses and are for the Company’s allocated share of the staffing and related costs provided by AFM at the direction of A9A.

AFM is an affiliate of each of the Advisors.  Each of the Advisors provides management services through the use of AFM to, respectively, Apple Six (prior to the A6 Merger), Apple Seven, Apple Eight, Apple Nine and Apple Ten.  In connection with the A6 Merger, effective May 14, 2013, the entire membership interest of Apple Six in AFM was transferred and assigned to A9A, which then became the sole member of AFM.  As part of the assignment, A9A and the other Advisors agreed to indemnify the buyer of Apple Six for liabilities related to AFM.  The assignment of AFM’s interest to A9A had no impact on the Company’s advisory agreement with A9A or the process of allocating costs from AFM to the Apple REIT Entities or Advisors as described below, except Apple Six and its advisors, Apple Six Advisors, Inc. and Apple Six Realty Group, Inc. (collectively “A6 Advisors”), no longer participate in the cost sharing arrangement, thereby increasing the remaining companies’ share of the allocated costs.

Also, in connection with the A6 Merger, on May 13, 2013, the Company acquired from Apple Six the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and assumed the Fort Worth, Texas office lease agreement for approximately $4.5 million, which approximated fair value at the time of acquisition based on third party market comparisons.  As part of the purchase, the Company agreed to release Apple Six from any liabilities related to the Headquarters or office lease.  As described below, any costs associated with the Headquarters and office lease, including office rent, utilities, office supplies, etc. (“Office Related Costs”) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple Six and A6 Advisors.

Prior to the A6 Merger, amounts reimbursed to AFM included both compensation for personnel and Office Related Costs used by the companies.  As discussed above, as a result of the A6 Merger, beginning on May 14, 2013, Office Related Costs are now allocated from the Company to the other Apple REIT Entities and Advisors, excluding Apple Six and A6 Advisors.  Each of these companies has agreed to reimburse the Company for its share of these costs.  From the period May 14, 2013 through September 30, 2013, the Company received reimbursement of its costs totaling approximately $0.4 million from the participating entities.  The Company’s net allocated Office Related Costs were approximately $0.1 million and is included in general and administrative costs in the Company’s consolidated statements of operations.

All of the Office Related Costs and costs of AFM are allocated among the Apple REIT Entities and the Advisors, excluding Apple Six and A6 Advisors after the A6 Merger.  The allocation of costs is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each company’s level of business activity and the extent to which each company requires the services of particular personnel of AFM.  Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company.  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described above allows the companies to share costs yet attract and retain superior executives and staff.  The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements.  Since the employees of AFM perform services for the Apple REIT Entities and Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

As part of the cost sharing arrangements, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities and Advisors (excluding Apple Six and A6 Advisors after the A6 Merger).  To efficiently manage cash disbursements, an individual Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) may make payments for any or all of the related companies.  The amounts due to or from the related Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) are reimbursed or collected and are not significant in amount.

The Company has incurred legal fees associated with the Legal Proceedings and Related Matters discussed herein.  The Company also incurs other professional fees such as accounting, auditing and reporting.  These fees are included in general and administrative expense in the Company’s consolidated statements of operations.  To be cost effective, these services received by the Company are shared as applicable across the other Apple REIT Entities.  The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services.  The total costs for the Legal Proceedings and Related Matters discussed herein for all of the Apple REIT Entities (excluding Apple Six after the A6 Merger) was approximately $2.2 million for the nine months ended September 30, 2013, of which approximately $0.5 million was allocated to the Company.  Total costs for the nine months ended September 30, 2012 for all of the Apple REIT Entities was approximately $5.7 million, of which approximately $1.3 million was allocated to the Company.

Apple Air Holding, LLC (“Apple Air”) Membership Interest

Included in other assets, net on the Company’s consolidated balance sheet is a 24% equity investment in Apple Air.  The other current members of Apple Air are Apple Seven, Apple Eight and Apple Ten.  In connection with the A6 Merger, on May 13, 2013, Apple Ten acquired its membership interest in Apple Air from Apple Six.  Through its equity investment, the Company has access to Apple Air’s aircraft for acquisition, asset management and renovation purposes.  The Company’s equity investment was approximately $1.7 million and $1.9 million as of September 30, 2013 and December 31, 2012.  The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly.  For the nine months ended September 30, 2013 and 2012, the Company recorded a loss of approximately $181,000 and $145,000 respectively, as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft, and is included in general and administrative expense in the Company’s consolidated statements of operations.

Merger Agreement and Related Transactions

Concurrently with the execution of the Merger Agreement (as discussed in note 2), on August 7, 2013, the following agreements were entered into by the Company:

•
Apple Seven, Apple Eight and Apple Nine entered into a termination agreement, as amended (the “Termination Agreement”) with Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., A9A and ASRG, effective immediately before the completion of the mergers.  Pursuant to the Termination Agreement, the existing advisory agreements and property acquisition/disposition agreements with respect to Apple Seven, Apple Eight and Apple Nine will be terminated. The Termination Agreement does not provide for any separate payments to be made in connection with the termination of the existing advisory agreements and property acquisition/disposition agreements.  As a result, if the mergers are completed, Apple Seven, Apple Eight and Apple Nine will no longer pay the various fees currently paid to its respective advisors.

•
Apple Nine entered into a subcontract agreement, as amended (the “Subcontract Agreement”) with Apple Ten Advisors, Inc. (“A10A”).  Pursuant to the Subcontract Agreement, A10A will subcontract its obligations under the advisory agreement between A10A and Apple Ten to Apple Nine. The Subcontract Agreement provides that, from and after the completion of the mergers, Apple Nine will provide to Apple Ten the advisory services contemplated under the A10A advisory agreement and will receive the fees and expenses payable under the A10A advisory agreement from Apple Ten.

•
Apple Nine entered into an assignment and transfer agreement, as amended (the “Transfer Agreement”) with A9A and AFM.  Pursuant to the Transfer Agreement, Apple Nine will acquire all of the membership interests in AFM from A9A effective immediately following the completion of the mergers.  The Transfer Agreement provides that Apple Nine will assume all of the obligations of the predecessor owners of AFM under prior transfer agreements involving the transfer of the membership interests in AFM (including Apple Hospitality Two, Inc., Apple Hospitality Five, Inc., Apple Six and A9A) and relieve the predecessor owners and the other advisory companies of any liability with respect to AFM.

7.  Shareholders’ Equity

Special Distribution

As a result of the sale of its 110 parcels, the Board of Directors approved a special distribution of $0.75 per Unit, totaling $136.1 million on May 17, 2012 to shareholders of record on May 11, 2012 (the “Special Distribution”).

Monthly Distributions

For the three months ended September 30, 2013 and 2012, the Company made distributions of $0.2076 and $0.2075 per common share for a total of $37.9 million and $37.8 million.  For the nine months ended September 30, 2013 and 2012, the Company made distributions (excluding the Special Distribution discussed above) of $0.6227 and $0.6434 per common share for a total of $113.6 million and $117.2 million.  In conjunction with the Special Distribution, in May 2012 the Company’s Board of Directors reduced the annual distribution rate from $0.88 per common share to $0.83 per common share.  The reduction was effective with the June 2012 distribution. In August 2012, the Board of Directors increased the annualized distribution rate from $0.83 per common share to $0.83025 per common share.  The distribution will continue to be paid monthly.  Total distributions (including the Special Distribution) for the nine months ended September 30, 2013 and 2012 totaled $113.6 million and $253.3 million.

Unit Redemption Program

In July 2009, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year.  Since the inception of the program through April 2012, shareholders were permitted to request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned for less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years.  In May 2012, as a result of the Special Distribution, the purchase price per Unit under the Company’s Unit Redemption Program was adjusted by the amount of the Special Distribution (from $11.00 to $10.25 for the maximum purchase price, based on the original purchase price and length of time such Units have been held by the shareholder).  The maximum number of Units that may be redeemed in any given year is five percent of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption. The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program.  On June 27, 2013, the Company announced the suspension of its Unit Redemption Program as it evaluated the potential merger transaction.  Under the Merger Agreement, the Company is required to continue the suspension of the program until the Merger Agreement is terminated or the mergers are completed.

Since inception of the program through September 30, 2013, the Company has redeemed approximately 11.7 million Units representing $121.2 million, including 2.0 million Units in the amount of $20.0 million and 4.0 million Units in the amount of $42.0 million redeemed during the nine months ended September 30, 2013 and 2012, respectively.  Since July 2011, the total redemption requests have exceeded the authorized amount of redemptions and, as a result, the Board of Directors has limited the amount of redemptions as deemed prudent.  Therefore, as contemplated in the program, beginning with the July 2011 redemption, the scheduled redemption date for the third quarter of 2011, the Company redeemed Units on a pro-rata basis.  Prior to July 2011, the Company redeemed 100% of redemption requests.  The following is a summary of the Unit redemptions during 2012 and the first nine months of 2013:

Redemption Date	Total Requested Unit Redemptions at Redemption Date	Units Redeemed	Total Redemption Requests Not Redeemed at Redemption Date

First Quarter 2012	10,689,219	1,507,187	9,182,032
Second Quarter 2012	11,229,890	1,509,922	9,719,968
Third Quarter 2012	10,730,084	1,004,365	9,725,719
Fourth Quarter 2012	11,155,269	1,003,267	10,152,002
First Quarter 2013	12,135,251	990,324	11,144,927
Second Quarter 2013	13,039,019	988,095	12,050,924

Dividend Reinvestment Plan

In December 2010, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company. The uses of the proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels.  As a result of the Special Distribution, beginning in May 2012, the offering price per Unit under the Company’s Dividend Reinvestment Plan was adjusted by the amount of the Special Distribution (from $11.00 to $10.25).  The Company has registered 20.0 million Units for potential issuance under the plan.  Since inception of the plan through September 30, 2013, approximately 12.3 million Units, representing $131.0 million in proceeds to the Company, were issued under the plan.  During the nine months ended September 30, 2013 and 2012, approximately 2.1 million Units, representing $22.0 million in proceeds to the Company, and 3.6 million Units, representing $38.2 million in proceeds to the Company, were issued under the plan.  On June 27, 2013, the Company announced the suspension of its Dividend Reinvestment Plan as it evaluated the potential merger transaction.  Under the Merger Agreement, the Company is required to continue the suspension of the plan until the Merger Agreement is terminated or the mergers are completed.

8.  Legal Proceedings and Related Matters

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in all three of the above mentioned class action lawsuits.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine

Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, which was dismissed in April 2013, was purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Entities, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, and alleges that the Apple REIT Entities “misrepresented the investment objectives of the Apple REITs, the dividend payment policy of the Apple REITs, and the value of their Apple REIT investments.” The consolidated complaint asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933, as well as claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On April 18, 2012, the Company, and the other defendants moved to dismiss the consolidated complaint in the In re Apple REITs Litigation.  By Order entered on March 31, 2013 and opinion issued on April 3, 2013, the Court dismissed the consolidated complaint in its entirety with prejudice and without leave to amend. Plaintiffs filed a Notice of Appeal to the Second Circuit Court of Appeals on April 12, 2013, and filed their Brief for Plaintiffs-Appellants on July 26, 2013.  Defendants-Appellees filed their Briefs on October 25, 2013.  The Company believes that Plaintiffs’ claims against it, its officers and directors and other Apple REIT Entities were properly dismissed by the lower court, and intends to vigorously defend the judgment as entered.  In the event some or all of Plaintiffs’ claims are revived as a result of Plaintiffs’ appeal, the Company will, once again, defend against them vigorously.  At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

The Securities and Exchange Commission (“SEC”) staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company's filings with the SEC beginning in 2008, as well as the Company's review of certain transactions involving the Company and the other Apple REIT Entities.  The Company intends to continue to cooperate with the SEC staff, and it is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers.  The Company does not believe the issues raised by the SEC staff affect the material accuracy of the Company's consolidated financial statements.  At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution.

9.  Subsequent Events

In October 2013, the Company declared and paid approximately $12.6 million, or $0.0691875 per outstanding common share, in distributions to its common shareholders.

On November 1, 2013, the $60 million note receivable, as discussed in note 3 was repaid by the purchaser in full and the purchaser was released from all liability and obligations under the note.  In exchange for the early payment and waiver by the purchaser of certain terms of the note, the Company agreed to waive approximately $0.5 million of interest for the month of October 2013.  As a result of the repayment of the note, the Company will recognize the deferred gain on sale totaling $33.3 million and deferred interest earned totaling $9.0 million for a total gain of approximately $42.3 million as of September 30, 2013 in the fourth quarter of 2013.  The Company plans to use the proceeds from the repayment of the note to reduce the outstanding balance under its $50 million credit facility and to fund general corporate purposes, including working capital, renovations and hotel development.

Item 2.  Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

This quarterly report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes.  Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, the  ability of the Company, Apple REIT Seven, Inc. or Apple REIT Eight, Inc. to obtain required shareholder or other third-party approvals required to consummate the proposed mergers, under which Apple REIT Seven, Inc. and Apple REIT Eight, Inc. would be merged with and into wholly owned subsidiaries of Apple REIT Nine, Inc.; the satisfaction or waiver of other conditions in the merger agreement; a material adverse effect on the Company, Apple REIT Seven, Inc. or Apple REIT Eight, Inc.; the outcome of any legal proceedings that may be instituted against the Company, Apple REIT Seven, Inc. or Apple REIT Eight, Inc. and others related to the merger agreement; the ability of the Company to implement its acquisition strategy and operating strategy; the Company’s ability to manage planned growth; changes in economic cycles; financing risks; the outcome of current and future litigation, regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust; and competition within the hotel and real estate industry.  Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in the quarterly report will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved.  In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code.  Readers should carefully review the Company’s financial statements and the notes thereto, as well as the risk factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”).  Any forward-looking statement that the Company makes speaks only as of the date of this report.  The Company undertakes no obligation to publically update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Overview

Apple REIT Nine, Inc., together with its wholly owned subsidiaries (the “Company”) was formed to invest in income-producing real estate in the United States.  The Company was initially capitalized on November 9, 2007, with its first investor closing on May 14, 2008.  The Company completed its best-efforts offering of Units (each Unit consists of one common share and one Series A preferred share) in December 2010.  The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes.  The Company’s first hotel was acquired on July 31, 2008.  As of September 30, 2013, the Company owned 89 hotels (one acquired during 2012, 11 acquired and one newly constructed hotel opened during 2011, 43 acquired during 2010, 12 acquired during 2009 and 21 acquired during 2008).  Accordingly, the results of operations include only results from the date of ownership of the properties.

Hotel Operations

Although hotel performance can be influenced by many factors including local competition, local and general economic conditions in the United States and the performance of individual managers assigned to each hotel, performance of the hotels as compared to other hotels within their respective local markets, in general, has met the Company’s expectations for the period owned.  The hotel industry and the Company continue to see improvement in both revenues and operating income as compared to the prior year.  Although there is no way to predict future general economic conditions, and there are several key factors that may continue to negatively affect the economic recovery in the United States and add to general market uncertainty, including but not limited to, the continued high levels of unemployment, the slow pace of the economic recovery in the United States and the ongoing uncertainty surrounding the fiscal policy of the United States (including the “sequester,” tax increases and potential government spending cuts), the Company and industry are forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012 for comparable hotels with the trend expected to continue in 2014.

In evaluating financial condition and operating performance, the most important indicators on which the Company focuses are revenue measurements, such as average occupancy, average daily rate (“ADR”), revenue per available room (“RevPAR”) and market yield which compares an individual hotel’s results to others in its local market, and expenses, such as hotel operating expenses, general and administrative expenses and other expenses described below.

The following is a summary of the results from continuing operations of the 89 hotels owned as of September 30, 2013 for their respective periods of ownership by the Company:

	Three Months Ended September 30,					Nine Months Ended September 30,
(in thousands, except statistical data)	2013	Percent of Revenue	2012	Percent of Revenue	Percent Change	2013	Percent of Revenue	2012	Percent of Revenue	Percent Change

Total revenue	$100,237	100%	$93,653	100%	7%	$297,212	100%	$278,854	100%	7%
Hotel operating expenses	57,159	57%	53,072	57%	8%	166,439	56%	155,749	56%	7%
Property taxes, insurance and other expense	4,843	5%	5,168	6%	-6%	15,632	5%	15,122	5%	3%
General and administrative expense	1,778	2%	2,149	2%	-17%	5,815	2%	6,443	2%	-10%

Acquisition related costs	-		3		n/a	74		464		-84%
Merger transaction costs	1,908		-		n/a	1,970		637		209%
Depreciation	13,732		13,329		3%	40,865		39,338		4%
Interest expense, net	2,287		1,709		34%	6,701		4,664		44%
Income tax expense	365		296		23%	1,110		885		25%

Number of hotels	89		89		0%	89		89		0%
Average Market Yield(1)	124		122		2%	123		121		2%
ADR	$115		$111		4%	$115		$112		3%
Occupancy	77%		74%		4%	76%		73%		4%
RevPAR	$88		$82		7%	$87		$82		6%
Total rooms sold(2)	801,732		768,609		4%	2,358,269		2,260,943		4%
Total rooms available(3)	1,045,086		1,039,558		1%	3,106,356		3,081,556		1%

(1) Calculated from data provided by Smith Travel Research, Inc.® Excludes hotels under renovation or opened less than two years during the applicable periods.
(2) Represents the number of room nights sold during the period.
(3) Represents the number of rooms owned by the Company multiplied by the number of nights in the period.

Merger Agreement

On August 7, 2013, Apple REIT Seven, Inc. (“Apple Seven”), Apple REIT Eight, Inc. (“Apple Eight”), Apple REIT Nine, Inc. (“Apple Nine”), Apple Seven Acquisition Sub, Inc. (“Seven Acquisition Sub”) a wholly owned subsidiary of Apple Nine, and Apple Eight Acquisition Sub, Inc. (“Eight Acquisition Sub”) a wholly owned subsidiary of Apple Nine, entered into an Agreement and Plan of Merger, as amended (the “Merger Agreement”).  The Merger Agreement provides for the merger of Apple Seven and Apple Eight with and into Seven Acquisition Sub and Eight Acquisition Sub, respectively, which were formed solely for engaging in the mergers and have not conducted any prior activities.  Upon completion of the mergers, the separate corporate existence of Apple Seven and Apple Eight will cease and Seven Acquisition Sub and Eight Acquisition Sub will be the surviving corporations.  Pursuant to the terms of the Merger Agreement, upon completion of the mergers, the current Apple Nine common shares totaling 182,784,131 will remain outstanding and:

•
Each issued and outstanding unit of Apple Seven (consisting of one Apple Seven common share together with one Apple Seven Series A preferred share) will be converted into one (the “Apple Seven exchange ratio”) common share of Apple Nine, or a total of approximately 90,613,633 common shares (assuming no dissenting shares), and each issued and outstanding Series B convertible preferred share of Apple Seven will be converted into a number of Apple Nine’s common shares equal to 24.17104 multiplied by the Apple Seven exchange ratio, or a total of 5,801,050 common shares; and

•
Each issued and outstanding unit of Apple Eight (consisting of one Apple Eight common share together with one Apple Eight Series A preferred share) will be converted into 0.85 (the “Apple Eight exchange ratio”) common share of Apple Nine, or a total of approximately 78,319,004 common shares (assuming no dissenting shares), and each issued and outstanding Series B convertible preferred share of Apple Eight will be converted into a number of Apple Nine’s common shares equal to 24.17104 multiplied by the Apple Eight exchange ratio, or a total of 4,930,892 common shares.

As contemplated in the Merger Agreement, in connection with completion of the mergers, Apple Nine will become self-advised and the existing advisory agreements between Apple Nine and Apple Nine Advisors, Inc. and Apple Suites Realty Group, Inc. will be terminated.  The termination of the advisory agreements will result in the conversion of each issued and outstanding Series B convertible preferred share of Apple Nine into the right to receive 24.17104 common shares of Apple Nine, or a total of 11,602,099 common shares.  As a result of the conversion, all of Apple Nine’s Series A preferred shares will terminate.  In addition, upon termination of the advisory agreements, Apple Nine will record an expense related to the conversion of Apple Nine’s Series B convertible preferred shares into common shares.  Although the final estimate of fair value may vary significantly from these estimates, Apple Nine’s preliminary estimate of the fair value of $9.00 to $11.00 per common share would result in an expense ranging from approximately $104 million to $128 million.

The Merger Agreement contains various closing conditions, including shareholder approval by Apple Seven, Apple Eight and Apple Nine.  As a result, there is no assurance that the mergers will occur.  Under the Merger Agreement, Apple Seven, Apple Eight and Apple Nine may terminate the Merger Agreement under certain circumstances; however, each of the companies may be required to pay a fee of $1.7 million, plus reasonable third party expenses to each of the other companies upon such termination.  All costs related to the proposed mergers are being expensed in the period they are incurred and are included in the merger transaction costs in the Company’s consolidated statements of operations.  In connection with these activities, the Company incurred approximately $2.0 million in expenses for the nine months ended September 30, 2013.

Legal Proceedings

The term the “Apple REIT Entities” means Apple REIT Six, Inc., Apple Seven, Apple Eight, Apple Nine and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in all three of the above mentioned class action lawsuits.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, which was dismissed in April 2013, was purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Entities, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, and alleges that the Apple REIT Entities “misrepresented the investment objectives of the Apple REITs, the dividend payment policy of the Apple REITs, and the value of their Apple REIT investments.” The consolidated complaint asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933, as well as claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On April 18, 2012, the Company, and the other defendants moved to dismiss the consolidated complaint in the In re Apple REITs Litigation.  By Order entered on March 31, 2013 and opinion issued on April 3, 2013, the Court dismissed the consolidated complaint in its entirety with prejudice and without leave to amend. Plaintiffs filed a Notice of Appeal to the Second Circuit Court of Appeals on April 12, 2013, and filed their Brief for Plaintiffs-Appellants on July 26, 2013.  Defendants-Appellees filed their Briefs on October 25, 2013.  The Company believes that Plaintiffs’ claims against it, its officers and directors and other Apple REIT Entities were properly dismissed by the lower court, and intends to vigorously defend the judgment as entered.  In the event some or all of Plaintiffs’ claims are revived as a result of Plaintiffs’ appeal, the Company will, once again, defend against them vigorously.  At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

Hotels Owned

The following table summarizes the location, brand, manager, date acquired, number of rooms and gross purchase price for each of the 89 hotels the Company owned as of September 30, 2013.  All dollar amounts are in thousands.

City	State	Brand	Manager	Date Acquired	Rooms	Gross Purchase Price
Tucson	AZ	Hilton Garden Inn	Western	7/31/2008	125	$18,375
Santa Clarita	CA	Courtyard	Dimension	9/24/2008	140	22,700
Charlotte	NC	Homewood Suites	McKibbon	9/24/2008	112	5,750
Allen	TX	Hampton Inn & Suites	Gateway	9/26/2008	103	12,500
Twinsburg	OH	Hilton Garden Inn	Gateway	10/7/2008	142	17,792
Lewisville	TX	Hilton Garden Inn	Gateway	10/16/2008	165	28,000
Duncanville	TX	Hilton Garden Inn	Gateway	10/21/2008	142	19,500
Santa Clarita	CA	Hampton Inn	Dimension	10/29/2008	128	17,129
Santa Clarita	CA	Residence Inn	Dimension	10/29/2008	90	16,600
Santa Clarita	CA	Fairfield Inn	Dimension	10/29/2008	66	9,337
Beaumont	TX	Residence Inn	Western	10/29/2008	133	16,900
Pueblo	CO	Hampton Inn & Suites	Dimension	10/31/2008	81	8,025
Allen	TX	Hilton Garden Inn	Gateway	10/31/2008	150	18,500
Bristol	VA	Courtyard	LBA	11/7/2008	175	18,650
Durham	NC	Homewood Suites	McKibbon	12/4/2008	122	19,050
Hattiesburg	MS	Residence Inn	LBA	12/11/2008	84	9,793
Jackson	TN	Courtyard	Vista	12/16/2008	94	15,200
Jackson	TN	Hampton Inn & Suites	Vista	12/30/2008	83	12,600
Pittsburgh	PA	Hampton Inn	Vista	12/31/2008	132	20,458
Fort Lauderdale	FL	Hampton Inn	Vista	12/31/2008	109	19,290
Frisco	TX	Hilton Garden Inn	Western	12/31/2008	102	15,050
Round Rock	TX	Hampton Inn	Vista	3/6/2009	94	11,500
Panama City	FL	Hampton Inn & Suites	LBA	3/12/2009	95	11,600
Austin	TX	Homewood Suites	Vista	4/14/2009	97	17,700
Austin	TX	Hampton Inn	Vista	4/14/2009	124	18,000
Dothan	AL	Hilton Garden Inn	LBA	6/1/2009	104	11,601
Troy	AL	Courtyard	LBA	6/18/2009	90	8,696
Orlando	FL	Fairfield Inn & Suites	Marriott	7/1/2009	200	25,800
Orlando	FL	SpringHill Suites	Marriott	7/1/2009	200	29,000
Clovis	CA	Hampton Inn & Suites	Dimension	7/31/2009	86	11,150
Rochester	MN	Hampton Inn & Suites	Raymond	8/3/2009	124	14,136
Johnson City	TN	Courtyard	LBA	9/25/2009	90	9,880
Baton Rouge	LA	SpringHill Suites	Dimension	9/25/2009	119	15,100
Houston	TX	Marriott	Western	1/8/2010	206	50,750
Albany	GA	Fairfield Inn & Suites	LBA	1/14/2010	87	7,920
Panama City	FL	TownePlace Suites	LBA	1/19/2010	103	10,640
Clovis	CA	Homewood Suites	Dimension	2/2/2010	83	12,435
Jacksonville	NC	TownePlace Suites	LBA	2/16/2010	86	9,200
Miami	FL	Hampton Inn & Suites	Dimension	4/9/2010	121	11,900
Anchorage	AK	Embassy Suites	Stonebridge	4/30/2010	169	42,000
Boise	ID	Hampton Inn & Suites	Raymond	4/30/2010	186	22,370
Rogers	AR	Homewood Suites	Raymond	4/30/2010	126	10,900
St. Louis	MO	Hampton Inn & Suites	Raymond	4/30/2010	126	16,000
Oklahoma City	OK	Hampton Inn & Suites	Raymond	5/28/2010	200	32,657
Ft. Worth	TX	TownePlace Suites	Western	7/19/2010	140	18,435
Lafayette	LA	Hilton Garden Inn	LBA	7/30/2010	153	17,261
West Monroe	LA	Hilton Garden Inn	InterMountain	7/30/2010	134	15,639
Silver Spring	MD	Hilton Garden Inn	White	7/30/2010	107	17,400
Rogers	AR	Hampton Inn	Raymond	8/31/2010	122	9,600
St. Louis	MO	Hampton Inn	Raymond	8/31/2010	190	23,000
Kansas City	MO	Hampton Inn	Raymond	8/31/2010	122	10,130
Alexandria	LA	Courtyard	LBA	9/15/2010	96	9,915
Grapevine	TX	Hilton Garden Inn	Western	9/24/2010	110	17,000
Nashville	TN	Hilton Garden Inn	Vista	9/30/2010	194	42,667
Indianapolis	IN	SpringHill Suites	White	11/2/2010	130	12,800
Mishawaka	IN	Residence Inn	White	11/2/2010	106	13,700
Phoenix	AZ	Courtyard	White	11/2/2010	164	16,000
Phoenix	AZ	Residence Inn	White	11/2/2010	129	14,000
Mettawa	IL	Residence Inn	White	11/2/2010	130	23,500

City	State	Brand	Manager	Date Acquired	Rooms	Gross Purchase Price
Mettawa	IL	Hilton Garden Inn	White	11/2/2010	170	$30,500
Austin	TX	Hilton Garden Inn	White	11/2/2010	117	16,000
Novi	MI	Hilton Garden Inn	White	11/2/2010	148	16,200
Warrenville	IL	Hilton Garden Inn	White	11/2/2010	135	22,000
Schaumburg	IL	Hilton Garden Inn	White	11/2/2010	166	20,500
Salt Lake City	UT	SpringHill Suites	White	11/2/2010	143	17,500
Austin	TX	Fairfield Inn & Suites	White	11/2/2010	150	17,750
Austin	TX	Courtyard	White	11/2/2010	145	20,000
Chandler	AZ	Courtyard	White	11/2/2010	150	17,000
Chandler	AZ	Fairfield Inn & Suites	White	11/2/2010	110	12,000
Tampa	FL	Embassy Suites	White	11/2/2010	147	21,800
Andover	MA	SpringHill Suites	Marriott	11/5/2010	136	6,500
Philadelphia (Collegeville)	PA	Courtyard	White	11/15/2010	132	20,000
Holly Springs	NC	Hampton Inn & Suites	LBA	11/30/2010	124	14,880
Philadelphia (Malvern)	PA	Courtyard	White	11/30/2010	127	21,000
Arlington	TX	Hampton Inn & Suites	Western	12/1/2010	98	9,900
Irving	TX	Homewood Suites	Western	12/29/2010	77	10,250
Mount Laurel	NJ	Homewood Suites	Tharaldson	1/11/2011	118	15,000
West Orange	NJ	Courtyard	Tharaldson	1/11/2011	131	21,500
Texarkana	TX	Hampton Inn & Suites	InterMountain	1/31/2011	81	9,100
Fayetteville	NC	Home2 Suites	LBA	2/3/2011	118	11,397
Manassas	VA	Residence Inn	Tharaldson	2/16/2011	107	14,900
San Bernardino	CA	Residence Inn	Tharaldson	2/16/2011	95	13,600
Alexandria (1)	VA	SpringHill Suites	Marriott	3/28/2011	155	24,863
Dallas	TX	Hilton	Hilton	5/17/2011	224	42,000
Santa Ana	CA	Courtyard	Dimension	5/23/2011	155	24,800
Lafayette	LA	SpringHill Suites	LBA	6/23/2011	103	10,232
Tucson	AZ	TownePlace Suites	Western	10/6/2011	124	15,852
El Paso	TX	Hilton Garden Inn	Western	12/19/2011	145	19,974
Nashville	TN	Home2 Suites	Vista	5/31/2012	119	16,660
Total					11,371	$1,546,839

(1) Hotel construction was completed by the Company and the hotel opened for business on March 28, 2011. The gross purchase price includes the acquisition of land during 2009 and construction costs.

Development Project

In July 2012, the Company acquired approximately one acre of land in downtown Richmond, Virginia for a purchase price totaling $3.0 million, for the development of adjoining Courtyard and Residence Inn hotels.  In May 2013, the Company entered into a construction contract with a third party and began construction of the hotels during the second quarter of 2013, which is expected to be completed within eighteen months to two years.  Upon completion, the Courtyard and Residence Inn are expected to contain approximately 135 and 75 guest rooms, respectively, and are planned to be managed by White.  The Company expects to spend a total of approximately $35 million to develop the hotels and has incurred approximately $5.3 million in development costs as of September 30, 2013.

Results of Operations

As of September 30, 2013, the Company owned 89 hotels with 11,371 rooms (including one newly constructed hotel acquired on May 31, 2012, the same day the hotel opened for business).  No other hotels have been purchased since the beginning of January 1, 2012.

Hotel performance is impacted by many factors, including the economic conditions in the United States as well as each locality.  Although hampered by government spending uncertainty, economic indicators in the United States have shown evidence of a sustainable recovery, which continues to overall positively impact the lodging industry.  As a result, the Company’s revenue and operating income improved during the first nine months of 2013 as compared to the same period of 2012 and the Company expects continued improvement in revenue and operating income in 2013 as compared to 2012 and into 2014.  The Company’s hotels in general have shown results consistent with industry and brand averages for the period of ownership.

Revenues

The Company’s principal source of revenue is hotel revenue consisting of room and other related revenue.  For the three months ended September 30, 2013 and 2012, the Company had hotel revenue of $100.2 million and $93.7 million, respectively.  For the nine months ended September 30, 2013 and 2012, the Company had hotel revenue of $297.2 million and $278.9 million, respectively.  This revenue reflects hotel operations for the 89 hotels owned as of September 30, 2013 for their respective periods of ownership by the Company.  For the three months ended September 30, 2013 and 2012, the hotels achieved combined average occupancy of 77% and 74%, ADR of $115 and $111 and RevPAR of $88 and $82.  For the nine months ended September 30, 2013 and 2012, the hotels achieved combined average occupancy of 76% and 73%, ADR of $115 and $112 and RevPAR of $87 and $82.  ADR is calculated as room revenue divided by the number of rooms sold, and RevPAR is calculated as occupancy multiplied by ADR.

During the third quarter and first nine months of 2013, the Company experienced an increase in demand as demonstrated by the improvement in average occupancy for its comparable hotels of 4% during these periods in 2013 as compared to the same period of 2012.  In addition, also signifying a progressing economy, the Company experienced an increase in ADR of 4% for comparable hotels during the third quarter and 3% during the first nine months of 2013 as compared to the same periods in the prior year.  Although certain markets have been negatively impacted by reduced government spending, with overall continued demand and room rate improvement, the Company and industry are forecasting a mid-single digit percentage increase in revenue for 2013 as compared to 2012 for comparable hotels with the trend expected to continue in 2014.  The Company’s hotels continue to be leaders in their respective markets.  The Company’s average Market Yield for the first nine months of 2013 and 2012 was 123 and 121, respectively.  The Market Yield is a measure of each hotel’s RevPAR compared to the average in the market, with 100 being the average (the index excludes hotels under renovation or open less than two years) and is provided by Smith Travel Research, Inc.®, an independent company that tracks historical hotel performance in most markets throughout the world.  The Company will continue to pursue market opportunities to improve revenue.

Expenses

Hotel operating expenses relate to the 89 hotels owned as of September 30, 2013 for their respective periods owned and consist of direct room expenses, hotel administrative expense, sales and marketing expense, utilities expense, repair and maintenance expense, franchise fees and management fees.  For the three months ended September 30, 2013 and 2012, hotel operating expenses totaled $57.2 million or 57% of total revenue and $53.1 million or 57% of total revenue.  For the nine months ended September 30, 2013 and 2012, hotel operating expenses totaled $166.4 million or 56% of total revenue and $155.7 million or 56% of total revenue.  Overall hotel operational expenses for the first nine months of 2013 reflect the impact of increases in revenues and occupancy at most of the Company’s hotels, and the Company’s efforts to control costs.  Certain operating costs such as management costs, certain utility costs and minimum supply and maintenance costs are relatively fixed in nature. The Company has been successful in reducing, relative to revenue increases, certain labor costs, hotel supply costs, maintenance costs and utility costs by continually monitoring and sharing utilization data across its hotels and management companies.  The Company has experienced an increase in labor benefit costs compared to the prior year, which are likely to continue to grow at increased rates due to new government regulations surrounding healthcare.  Although operating expenses will increase as revenue increases, the Company will continue to work with its management companies to reduce costs as a percentage of revenue where possible while maintaining quality and service levels at each property.

Property taxes, insurance, and other expense for the three months ended September 30, 2013 and 2012 totaled $4.8 million or 5% of total revenue and $5.2 million or 6% of total revenue.  For the nine months ended September 30, 2013 and 2012, property taxes, insurance, and other expense totaled $15.6 million or 5% of total revenue and $15.1 million or 5% of total revenue.  For comparable hotels, real estate taxes during the nine months ended September 30, 2013 increased due to higher taxes for certain properties due to the reassessment of property values by localities resulting from the improved economy, partially offset by a decrease in 2013 due to successful appeals of tax assessments at certain locations.  Also, for comparable hotels, 2013 insurance rates increased modestly.

General and administrative expense for the three months ended September 30, 2013 and 2012 was $1.8 million and $2.1 million.  For the nine months ended September 30, 2013 and 2012, general and administrative expenses were $5.8 million and $6.4 million. The principal components of general and administrative expense are advisory fees and reimbursable expenses, legal fees, accounting fees, the Company’s share of the loss in its investment in Apple Air Holding, LLC, and reporting expenses.  During the nine months ended September 30, 2013 and 2012, the Company incurred approximately $0.5 million and $1.3 million, respectively in legal costs related to the legal matters discussed herein and continued costs related to responding to requests from the staff of the SEC.  The SEC staff has been conducting a non-public investigation, which is focused principally on the adequacy of certain disclosures in the Company’s filings with the SEC beginning in 2008, as well as the Company’s review of certain transactions involving the Company and the other Apple REIT Entities.  The Company intends to continue to cooperate with the SEC staff, and it is engaging in a dialogue with the SEC staff concerning these issues and the roles of certain officers. The Company does not believe the issues raised by the

SEC staff affect the material accuracy of the Company's consolidated financial statements.  At this time, the Company cannot predict the outcome of this investigation as to the Company or any of its officers, nor can it predict the timing associated with any such conclusion or resolution.  As discussed below under Related Parties, the Company shares legal counsel with the other Apple REIT Entities.  Total costs for these legal matters for all of the Apple REIT Entities were approximately $2.2 million and $5.7 million during the nine months ended September 30, 2013 and 2012.  The Company anticipates it will continue to incur costs associated with these matters.

Merger transaction costs for the three months ended September 30, 2013 and 2012 totaled $1.9 million and $0, and for the nine months ended September 30, 2013 and 2012, were $2.0 million and $0.6 million.  Costs incurred during the three and nine months ended September 30, 2013 were in connection with the Merger Agreement discussed herein.  The Company will continue to incur these costs until the mergers are completed or the Merger Agreement is terminated.  Costs incurred during the nine months ended September 30, 2012 were associated with the Company’s evaluation of a prior potential consolidation transaction with Apple REIT Six, Inc., Apple REIT Seven, Inc. and Apple REIT Eight, Inc. (the “other Apple REITs”).  In May 2012, it was determined by the Board of Directors of the Company and the Board of Directors of each of the other Apple REITs not to move forward with the prior potential consolidation transaction at that time.

Acquisition related costs for the three months ended September 30, 2013 and 2012 were $0 and $3,000, and $0.1 million and $0.5 million for the nine months ended September 30, 2013 and 2012.  During the second quarter of 2013, the Company purchased two land parcels which had previously been leased from a third party.  The Company did not complete any hotel acquisitions during 2013 and completed only one hotel acquisition during 2012, resulting in a significant decline in these costs from prior years.

Depreciation expense for the three months ended September 30, 2013 and 2012 was $13.7 million and $13.3 million, and $40.9 million and $39.3 million for the nine months ended September 30, 2013 and 2012.  Depreciation expense primarily represents expense of the Company’s 89 hotel buildings and related improvements, and associated personal property (furniture, fixtures, and equipment) for their respective periods owned.  The increase was due to the increase in the number of properties owned and renovations completed throughout 2013 and 2012.

Interest expense for the three months ended September 30, 2013 and 2012 was $2.4 million and $1.9 million, respectively and is net of approximately $46,000 and $0.2 million of interest capitalized associated with renovation and construction projects.  Interest expense for the nine months ended September 30, 2013 and 2012 was $7.1 million and $5.2 million, respectively and is net of approximately $0.2 million and $0.5 million of interest capitalized associated with renovation and construction projects.  Interest expense primarily arose from debt assumed with the acquisition of 14 of the Company’s hotels, the origination of three mortgage loans during the third quarter 2012, borrowings on the Company’s $50 million revolving line of credit beginning in January 2013 and borrowings on the Company’s $30 million non-revolving line of credit in May 2012 that was extinguished and paid off during the third quarter of 2012.  During both the three months ended September 30, 2013 and 2012, the Company also recognized $0.1 million in interest income, and $0.4 million and $0.5 million for the nine months ended September 30, 2013 and 2012, primarily representing interest on excess cash invested in short-term money market instruments and one mortgage note acquired during 2010.

Discontinued Operations

On April 27, 2012, the Company completed the sale of its 406 acres of land and land improvements located on 110 sites in the Ft. Worth, Texas area (the “110 parcels”) and the assignment of the lease for a total sale price of $198.4 million.  The 110 parcels were acquired in April 2009 for a total purchase price of $147.3 million and were leased to a subsidiary of Chesapeake Energy Corporation (“Chesapeake”) under a long term lease for the production of natural gas.  At closing, the Company received approximately $138.4 million in cash proceeds and issued a note receivable totaling $60.0 million to the purchaser (the “note”).  The note, which approximated fair market value, is secured by a junior lien on the land and land improvements owned by the purchaser.  The stated interest rate on the note is 10.5%.  The note requires interest only payments for the first three years of the note.  After the first three years, interest is accrued and payments will only be received once the purchaser extinguishes its senior loan with a third party.  Once the senior loan is repaid, the Company will receive all payments from the existing lease until fully repaid or the note reaches maturity which is April 2049.  Although the purchaser is not affiliated with the Company, a partner of the purchaser is also a member of the Board of Directors of Apple REIT Ten, Inc.  In conjunction with the sale, the Company incurred a brokerage commission to Apple Suites Realty Group, Inc. (“ASRG”) totaling approximately $4.0 million, representing 2% of the gross sales price.  Of this amount, approximately $2.8 million was paid to ASRG during the second quarter of 2012 and the remaining $1.2 million will be paid upon repayment of the $60.0 million note.  The $4.0 million commission has been recorded as a reduction to the deferred gain on sale as described below.

The total gain on sale was approximately $33.3 million (total sale price of $198.4 million less carrying value totaling $160.5 million, ASRG fee totaling $4.0 million, closing costs totaling $0.3 million and related franchise taxes totaling $0.3 million).  In accordance with the Accounting Standards Codification on real estate sales, the sales transaction is being accounted for under the cost recovery method, therefore the gain on sale and interest earned on the note will be deferred until cash payments by the purchaser, including principal and interest on the note due to the Company and the payment of the $138.4 million at closing exceed the Company’s cost basis of the 110 parcels sold.  The note receivable is included in the Company’s consolidated balance sheets, net of the total deferred gain.  As of September 30, 2013, the note receivable, net was $17.7 million, including $60.0 million note receivable offset by $33.3 million deferred gain and $9.0 million deferred interest earned.  As of December 31, 2012, the note receivable, net was $22.4 million, including $60.0 million note receivable offset by $33.4 million deferred gain and $4.3 million deferred interest earned.  The 110 parcels was a separate reportable segment and the results of operations for these properties have been classified in the consolidated statements of operations in the line item income from discontinued operations.

The following table sets forth the components of income from discontinued operations for the three and nine months ended September 30, 2012 (in thousands):

	Three Months	Nine Months
	Ended	Ended
	September 30, 2012	September 30, 2012
Rental revenue	$0	$6,826
Operating expenses	0	34
Depreciation expense	0	0
Income from discontinued operations	$0	$6,792

Prior to the sale, the lease was classified as an operating lease and rental income was recognized on a straight-line basis over the initial term of the lease.  Rental revenue includes approximately $2.0 million of adjustments to record rent on the straight-line basis for the nine months ended September 30, 2012.

Related Parties

The Company has, and is expected to continue to engage in, significant transactions with related parties.  These transactions cannot be construed to be at arm’s length and the results of the Company’s operations may be different if these transactions were conducted with non-related parties.  The Company’s independent members of the Board of Directors oversee and annually review the Company’s related party relationships (which include the relationships discussed in this section) and are required to approve any significant modifications to the contracts, as well as any new significant related party transactions.  There were no changes to the contracts discussed in this section and no new significant related party transactions during the nine months ended September 30, 2013 (other than the transactions related to the completion of Apple REIT Six, Inc.’s merger with a third party and the Merger Agreement and related transactions discussed below).  The Board of Directors is not required to approve each individual transaction that falls under the related party relationships.  However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

The term the “Apple REIT Entities” means Apple REIT Six, Inc. (“Apple Six”), Apple REIT Seven, Inc. (“Apple Seven”), Apple REIT Eight, Inc. (“Apple Eight”), Apple REIT Nine, Inc. (“Apple Nine”) and Apple REIT Ten, Inc. (“Apple Ten”).  The term the “Advisors” means Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc. (“A9A”), Apple Ten Advisors, Inc., Apple Suites Realty Group, Inc. (“ASRG”) and Apple Six Realty Group, Inc.  The Advisors are wholly owned by Glade M. Knight, Chairman and Chief Executive Officer of the Company.  Mr. Knight is also Chairman and Chief Executive Officer of Apple Seven, Apple Eight and Apple Ten.  Members of the Company’s Board of Directors are also on the Board of Directors of Apple Seven and Apple Eight.

On May 14, 2013, Apple Six merged with and into an entity that is not affiliated with the Apple REIT Entities or the Advisors.  Pursuant to the terms and conditions of the merger agreement, dated as of November 29, 2012, upon completion of the merger, the separate corporate existence of Apple Six ceased (the “A6 Merger”).  Prior to the A6 Merger, Glade M. Knight was Chairman and Chief Executive Office of Apple Six and members of the Company’s Board of Directors were also on the Board of Directors of Apple Six.

ASRG Agreement

The Company has a contract with ASRG, to acquire and dispose of real estate assets for the Company.  A fee of 2% of the gross purchase price or gross sale price in addition to certain reimbursable expenses is paid to ASRG for these services.  As of September 30, 2013, payments to ASRG for fees under the terms of this contract related to the acquisition of assets have totaled approximately $33.6 million since inception.  Of this amount, the Company incurred approximately $0.1 million and $0.4 million during the nine months ended September 30, 2013 and 2012.  During the second quarter of 2013, the Company paid fees to ASRG for the purchase of two land parcels located at the Residence Inn hotels in Manassas, Virginia and San Bernardino, California, both which had previously been leased from a third party.  In addition, the Company incurred a brokerage commission to ASRG totaling approximately $4.0 million related to the sale of the

Company’s 110 parcels in April 2012, which has been recorded as a reduction to the deferred gain on sale.  Of this amount, approximately $2.8 million was paid to ASRG during the second quarter of 2012 and the remaining $1.2 million will be paid upon repayment of the $60 million note.

A9A Agreement

The Company is party to an advisory agreement with A9A, pursuant to which A9A provides management services to the Company.  A9A provides these management services through Apple Fund Management, LLC (“AFM”), which immediately after the A6 Merger became a wholly-owned subsidiary of A9A.  This transaction between A9A and Apple Six was made with no cash consideration exchanged between the entities.  Prior to May 14, 2013, AFM was a wholly-owned subsidiary of Apple Six.  An annual advisory fee ranging from 0.1% to 0.25% of total equity proceeds received by the Company, in addition to certain reimbursable expenses as described below, are payable to A9A for these management services.  Total advisory fees incurred by the Company under the advisory agreement are included in general and administrative expenses and totaled approximately $2.1 million and $2.2 million for the nine months ended September 30, 2013 and 2012.

Apple REIT Entities and Advisors Cost Sharing Structure

In addition to the fees payable to ASRG or A9A, the Company reimbursed to ASRG or A9A, or paid directly to AFM on behalf of ASRG or A9A, approximately $1.6 million for both the nine months ended September 30, 2013 and 2012.  The expenses reimbursed were approximately $0 and $0.1 million, respectively, for costs reimbursed under the contract with ASRG and approximately $1.6 million and $1.5 million, respectively, for costs reimbursed under the contract with A9A.  The costs are included in general and administrative expenses and are for the Company’s allocated share of the staffing and related costs provided by AFM at the direction of A9A.

AFM is an affiliate of each of the Advisors.  Each of the Advisors provides management services through the use of AFM to, respectively, Apple Six (prior to the A6 Merger), Apple Seven, Apple Eight, Apple Nine and Apple Ten.  In connection with the A6 Merger, effective May 14, 2013, the entire membership interest of Apple Six in AFM was transferred and assigned to A9A, which then became the sole member of AFM.  As part of the assignment, A9A and the other Advisors agreed to indemnify the buyer of Apple Six for liabilities related to AFM.  The assignment of AFM’s interest to A9A had no impact on the Company’s advisory agreement with A9A or the process of allocating costs from AFM to the Apple REIT Entities or Advisors as described below, except Apple Six and its advisors, Apple Six Advisors, Inc. and Apple Six Realty Group, Inc. (collectively “A6 Advisors”), no longer participate in the cost sharing arrangement, thereby increasing the remaining companies’ share of the allocated costs.

Also, in connection with the A6 Merger, on May 13, 2013, the Company acquired from Apple Six the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and assumed the Fort Worth, Texas office lease agreement for approximately $4.5 million, which approximated fair value at the time of acquisition based on third party market comparisons.  As part of the purchase, the Company agreed to release Apple Six from any liabilities related to the Headquarters or office lease.  As described below, any costs associated with the Headquarters and office lease, including office rent, utilities, office supplies, etc. (“Office Related Costs”) will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple Six and A6 Advisors.

Prior to the A6 Merger, amounts reimbursed to AFM included both compensation for personnel and Office Related Costs used by the companies.  As discussed above, as a result of the A6 Merger, beginning on May 14, 2013, Office Related Costs are now allocated from the Company to the other Apple REIT Entities and Advisors, excluding Apple Six and A6 Advisors.  Each of these companies has agreed to reimburse the Company for its share of these costs.  From the period May 14, 2013 through September 30, 2013, the Company received reimbursement of its costs totaling approximately $0.4 million from the participating entities.  The Company’s net allocated Office Related Costs were approximately $0.1 million and is included in general and administrative costs in the Company’s consolidated statements of operations.

All of the Office Related Costs and costs of AFM are allocated among the Apple REIT Entities and the Advisors, excluding Apple Six and A6 Advisors after the A6 Merger.  The allocation of costs is reviewed at least annually by the Compensation Committees of the Apple REIT Entities.  In making the allocation, management of each of the entities and their Compensation Committee consider all relevant facts related to each company’s level of business activity and the extent to which each company requires the services of particular personnel of AFM.  Such payments are based on the actual costs of the services and are not based on formal record keeping regarding the time these personnel devote to the Company, but are based on a good faith estimate by the employee and/or his or her supervisor of the time devoted by the employee to the Company.  Although there is a potential conflict on time allocation of employees due to the fact that a senior manager, officer or staff member will provide services to more than one company, the Company believes that the executives and staff compensation sharing arrangement described above allows the companies to share costs yet attract and retain superior executives and staff.  The cost sharing structure also allows each entity to maintain a much more cost effective structure than having separate staffing arrangements.  Since the employees of AFM perform services for the Apple REIT Entities and

Advisors at the direction of the Advisors, individuals, including executive officers, receive their compensation at the direction of the Advisors and may receive consideration directly from the Advisors.

As part of the cost sharing arrangements, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities and Advisors (excluding Apple Six and A6 Advisors after the A6 Merger).  To efficiently manage cash disbursements, an individual Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) may make payments for any or all of the related companies.  The amounts due to or from the related Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) are reimbursed or collected and are not significant in amount.

The Company has incurred legal fees associated with the Legal Proceedings and Related Matters discussed herein.  The Company also incurs other professional fees such as accounting, auditing and reporting.  These fees are included in general and administrative expense in the Company’s consolidated statements of operations.  To be cost effective, these services received by the Company are shared as applicable across the other Apple REIT Entities.  The professionals cannot always specifically identify their fees for one company; therefore management allocates these costs across the companies that benefit from the services.  The total costs for the Legal Proceedings and Related Matters discussed herein for all of the Apple REIT Entities (excluding Apple Six after the A6 Merger) was approximately $2.2 million for the nine months ended September 30, 2013, of which approximately $0.5 million was allocated to the Company.  Total costs for the nine months ended September 30, 2012 for all of the Apple REIT Entities was approximately $5.7 million, of which approximately $1.3 million was allocated to the Company.

Apple Air Holding, LLC (“Apple Air”) Membership Interest

Included in other assets, net on the Company’s consolidated balance sheet is a 24% equity investment in Apple Air.  The other current members of Apple Air are Apple Seven, Apple Eight and Apple Ten.  In connection with the A6 Merger, on May 13, 2013, Apple Ten acquired its membership interest in Apple Air from Apple Six.  Through its equity investment, the Company has access to Apple Air’s aircraft for acquisition, asset management and renovation purposes.  The Company’s equity investment was approximately $1.7 million and $1.9 million as of September 30, 2013 and December 31, 2012.  The Company has recorded its share of income and losses of the entity under the equity method of accounting and adjusted its investment in Apple Air accordingly.  For the nine months ended September 30, 2013 and 2012, the Company recorded a loss of approximately $181,000 and $145,000 respectively, as its share of the net loss of Apple Air, which primarily relates to the depreciation of the aircraft, and is included in general and administrative expense in the Company’s consolidated statements of operations.

Merger Agreement and Related Transactions

Concurrently with the execution of the Merger Agreement (as discussed in note 2), on August 7, 2013, the following agreements were entered into by the Company:

•      Apple Seven, Apple Eight and Apple Nine entered into a termination agreement, as amended (the “Termination Agreement”) with Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., A9A and ASRG, effective immediately before the completion of the mergers.  Pursuant to the Termination Agreement, the existing advisory agreements and property acquisition/disposition agreements with respect to Apple Seven, Apple Eight and Apple Nine will be terminated. The Termination Agreement does not provide for any separate payments to be made in connection with the termination of the existing advisory agreements and property acquisition/disposition agreements.  As a result, if the mergers are completed, Apple Seven, Apple Eight and Apple Nine will no longer pay the various fees currently paid to its respective advisors.

•      Apple Nine entered into a subcontract agreement, as amended (the “Subcontract Agreement”) with Apple Ten Advisors, Inc. (“A10A”).  Pursuant to the Subcontract Agreement, A10A will subcontract its obligations under the advisory agreement between A10A and Apple Ten to Apple Nine. The Subcontract Agreement provides that, from and after the completion of the mergers, Apple Nine will provide to Apple Ten the advisory services contemplated under the A10A advisory agreement and will receive the fees and expenses payable under the A10A advisory agreement from Apple Ten.

•      Apple Nine entered into an assignment and transfer agreement, as amended (the “Transfer Agreement”) with A9A and AFM.  Pursuant to the Transfer Agreement, Apple Nine will acquire all of the membership interests in AFM from A9A effective immediately following the completion of the mergers.  The Transfer Agreement provides that Apple Nine will assume all of the obligations of the predecessor owners of AFM under prior transfer agreements involving the transfer of the membership interests in AFM (including Apple Hospitality Two, Inc., Apple Hospitality Five, Inc., Apple Six and A9A) and relieve the predecessor owners and the other advisory companies of any liability with respect to AFM.

Liquidity and Capital Resources

Capital Resources

In November 2012, the Company entered into a $50 million credit facility with a commercial bank that is utilized for working capital, hotel renovations and development, and other general corporate funding purposes, including the payment of redemptions and distributions.  The credit facility may be increased to $100 million, subject to certain conditions.  Under the terms of the credit agreement, the Company may make voluntary prepayments in whole or in part at any time.  The credit facility matures in November 2014; however, the Company has the right, upon satisfaction of certain conditions, including covenant compliance and payment of an extension fee, to extend the maturity date to November 2015.  Interest payments are due monthly and the interest rate, subject to certain exceptions, is equal to the one-month LIBOR (the London Inter-Bank Offered Rate for a one-month term) plus a margin ranging from 2.25% to 2.75%, depending upon the Company’s leverage ratio, as calculated under the terms of the credit agreement.  The Company is also required to pay an unused facility fee of 0.30% or 0.40% on the unused portion of the revolving credit facility, based on the amount of borrowings outstanding during the quarter.  As of September 30, 2013, the credit facility had an outstanding principal balance of $22.0 million and an annual interest rate of approximately 2.43%.  As of December 31, 2012, there were no borrowings outstanding under the credit facility.

The credit agreement requires the Company to maintain a specific pool of Unencumbered Borrowing Base Properties (must be a minimum of ten properties and must satisfy conditions as defined in the credit agreement).  The obligations of the lender to make any advances under the credit facility are subject to certain conditions, including that the outstanding borrowings do not exceed the Borrowing Base Availability.  The credit facility contains customary affirmative covenants, negative covenants and events of default.  In addition, the credit facility contains the following quarterly financial covenants (capitalized terms are defined in the credit agreement):

•	A maximum Consolidated Total Indebtedness limit of 45% of the aggregate Real Estate Values for all Eligible Real Estate that is or qualifies as an Unencumbered Borrowing Base Property;
•	A maximum Consolidated Total Indebtedness limit of 50% of the Consolidated Total Asset Value;
•	A minimum Adjusted Consolidated EBITDA to Consolidated Fixed Charges covenant of 1.75 to 1.00 for the total of the four trailing quarterly periods;
•	A minimum Consolidated Tangible Net Worth of $1.0 billion;
•	A maximum Consolidated Secured Debt limit of 40% of Consolidated Total Asset Value;
•	A minimum Adjusted NOI for all Eligible Real Estate that is or qualifies as an Unencumbered Borrowing Base Property to Implied Debt Service covenant of 2.25 to 1.00;
•	A maximum Consolidated Secured Recourse Indebtedness of $10 million; and
•
Restricted Payments (including Distributions and Unit Redemptions), net of proceeds from the Company’s Dividend Reinvestment Plan, cannot exceed $152 million in any cumulative 12 month period and Distributions cannot exceed $0.83025 per share for any calendar year, unless such Restricted Payments are less than the Company’s Funds From Operations for any cumulative four calendar quarters.

The Company was in compliance with each of these covenants at September 30, 2013.

Capital Uses

The Company’s principal sources of liquidity are the operating cash flow generated from the Company’s properties, interest received on the Company’s note receivables and its $50 million revolving credit facility.  The Company anticipates that cash flow from operations, interest received from notes receivables and availability under its revolving credit facility will be adequate to meet its anticipated liquidity requirements, including debt service, capital improvements (including its development project discussed herein), required distributions to shareholders (the Company is not required to make distributions at its current rate for REIT purposes), and planned Unit redemptions.

As a result of the sale of its 110 parcels, the Board of Directors approved a special distribution of $0.75 per Unit, totaling $136.1 million on May 17, 2012 to shareholders of record on May 11, 2012 (the “Special Distribution”).  As a result of the sale and Special Distribution, the Company’s Board of Directors changed the annualized distribution rate from $0.88 per Unit to $0.83 per Unit beginning with the June 2012 distribution, and in August 2012, the Board of Directors increased the annualized distribution rate from $0.83 per Unit to $0.83025 per Unit.  Additionally, the offering price per Unit under the Company’s Dividend Reinvestment Plan was adjusted by the amount of the Special Distribution (from $11.00 to $10.25), and the purchase price per Unit under the Company’s Unit Redemption Program was adjusted by the amount of the Special Distribution (from $11.00 to $10.25 for the maximum purchase price, based on the original purchase price and length of time such Units have been held by the shareholder).

To maintain its REIT status the Company is required to distribute at least 90% of its ordinary income.  Distributions during the first nine months of 2013 totaled approximately $113.6 million and were paid at a monthly rate of $0.0691875 per common share.  For the same period the Company’s net cash generated from operations was approximately $98.0 million.  This shortfall includes a return of capital and was funded primarily by borrowings on the credit facility and cash on hand.

The Company’s objective in setting an annualized distribution rate is to project a rate that will provide consistency over the life of the Company taking into account acquisitions, dispositions, capital improvements, ramp up of new properties, completion of planned development projects and varying economic cycles.  To meet this objective, the Company may require the use of debt and offering proceeds, in addition to cash from operations.  Since a portion of distributions has been funded with borrowed funds, the Company’s ability to maintain its current intended rate of distribution will be primarily based on the ability of the Company’s properties to generate cash from operations at this level, as well as the Company’s ability to utilize currently available financing, or the Company’s ability to obtain additional financing. Since there can be no assurance of the Company’s ability to obtain additional financing or that properties owned by the Company will provide income at this level, there can be no assurance as to the classification or duration of distributions at the current rate.  The Board of Directors monitors the Company’s distribution rate relative to the performance of the hotels on an ongoing basis and may make adjustments to the distribution rate as determined to be prudent in relation to other cash requirements of the Company.

In July 2009, the Company instituted a Unit Redemption Program to provide limited interim liquidity to its shareholders who have held their Units for at least one year.  Since the inception of the program through April 2012, shareholders were permitted to request redemption of Units for a purchase price equal to 92% of the price paid per Unit if the Units have been owned for less than three years, or 100% of the price paid per Unit if the Units have been owned more than three years.  In May 2012, as a result of the Special Distribution, the purchase price per Unit under the Company’s Unit Redemption Program was adjusted by the amount of the Special Distribution (from $11.00 to $10.25 for the maximum purchase price, based on the original purchase price and length of time such Units have been held by the shareholder).  The maximum number of Units that may be redeemed in any given year is five percent of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption. The Company reserves the right to change the purchase price of redemptions, reject any request for redemption, or otherwise amend the terms of, suspend, or terminate the Unit Redemption Program.  On June 27, 2013, the Company announced the suspension of its Unit Redemption Program as it evaluated the potential merger transaction.  Under the Merger Agreement, the Company is required to continue the suspension of the program until the Merger Agreement is terminated or the mergers are completed.

Since inception of the program through September 30, 2013, the Company has redeemed approximately 11.7 million Units representing $121.2 million, including 2.0 million Units in the amount of $20.0 million and 4.0 million Units in the amount of $42.0 million redeemed during the nine months ended September 30, 2013 and 2012, respectively.  Since July 2011, the total redemption requests have exceeded the authorized amount of redemptions and, as a result, the Board of Directors has limited the amount of redemptions as deemed prudent.  Therefore, as contemplated in the program, beginning with the July 2011 redemption, the scheduled redemption date for the third quarter of 2011, the Company redeemed Units on a pro-rata basis.  Prior to July 2011, the Company redeemed 100% of redemption requests.  The following is a summary of the Unit redemptions during 2012 and the first nine months of 2013:

Redemption Date	Total Requested Unit Redemptions at Redemption Date	Units Redeemed	Total Redemption Requests Not Redeemed at Redemption Date

First Quarter 2012	10,689,219	1,507,187	9,182,032
Second Quarter 2012	11,229,890	1,509,922	9,719,968
Third Quarter 2012	10,730,084	1,004,365	9,725,719
Fourth Quarter 2012	11,155,269	1,003,267	10,152,002
First Quarter 2013	12,135,251	990,324	11,144,927
Second Quarter 2013	13,039,019	988,095	12,050,924

In December 2010, the Company instituted a Dividend Reinvestment Plan for its shareholders. The plan provides a way to increase shareholder investment in the Company by reinvesting dividends to purchase additional Units of the Company. The uses of the proceeds from this plan may include purchasing Units under the Company’s Unit Redemption Program, enhancing properties, satisfying financing obligations and other expenses, increasing working capital, funding various corporate operations, and acquiring hotels.  As a result of the Special Distribution, beginning in May 2012, the offering price per Unit under the Company’s Dividend Reinvestment Plan was adjusted by the amount of the Special Distribution (from $11.00 to $10.25).  The Company has registered 20.0 million Units for potential issuance under the plan.

Since inception of the plan through September 30, 2013, approximately 12.3 million Units, representing $131.0 million in proceeds to the Company, were issued under the plan. During the nine months ended September 30, 2013 and 2012, approximately 2.1 million Units, representing $22.0 million in proceeds to the Company, and 3.6 million Units, representing $38.2 million in proceeds to the Company, were issued under the plan.  On June 27, 2013, the Company announced the suspension of its Dividend Reinvestment Plan as it evaluated the potential merger transaction.  Under the Merger Agreement, the Company is required to continue the suspension of the plan until the Merger Agreement is terminated or the mergers are completed.

The Company has on-going capital commitments to fund its capital improvements.  The Company is required, under all of the hotel management agreements and certain loan agreements, to make available, for the repair, replacement, refurbishing of furniture, fixtures, and equipment, a percentage of gross revenues provided that such amount may be used for the Company’s capital expenditures with respect to the hotels.  As of September 30, 2013, the Company held $7.7 million in reserves for capital expenditures.  During the first nine months of 2013, the Company spent approximately $8.8 million on capital expenditures for existing hotels and anticipates spending an additional $20 to $25 million through 2014.  Additionally, the Company acquired land in Richmond, Virginia for the development of adjoining Courtyard and Residence Inn hotels.  In May 2013, the Company entered into a construction contract with a third party and began construction of the hotels during the second quarter of 2013, which is expected to be completed within eighteen months to two years.  The Company expects to spend a total of approximately $35 million to develop the hotels and has incurred approximately $5.3 million in development costs as of September 30, 2013, of which approximately $4.2 million was incurred during the first nine months of 2013.

In connection with the A6 Merger, on May 13, 2013, the Company acquired from Apple Six the Apple REIT Entities’ and Advisors’ headquarters in Richmond, Virginia (“Headquarters”) and assumed the Fort Worth, Texas office lease agreement for approximately $4.5 million.  As part of the purchase, the Company agreed to release Apple Six from any liabilities related to the Headquarters or office lease.  Any costs associated with the Headquarters and office lease, including office rent, utilities, office supplies, etc. will continue to be allocated to the Apple REIT Entities and Advisors, excluding Apple Six and A6 Advisors as described above in Related Parties.

As discussed above in Related Parties, as part of the cost sharing arrangements, the day-to-day transactions may result in amounts due to or from the Apple REIT Entities and Advisors (excluding Apple Six and A6 Advisors after the A6 Merger).  To efficiently manage cash disbursements, an individual Apple REIT Entity or Advisor (excluding Apple Six and A6 Advisors after the A6 Merger) may make payments for any or all of the related companies.

Impact of Inflation

Operators of hotels, in general, possess the ability to adjust room rates daily to reflect the effects of inflation. Competitive pressures may, however, limit the operators’ ability to raise room rates. Currently the Company is not experiencing any material impact from inflation.

Business Interruption

Being in the real estate industry, the Company is exposed to natural disasters on both a local and national scale. Although management believes there is adequate insurance to cover this exposure, there can be no assurance that such events will not have a material adverse effect on the Company’s financial position or results of operations.

Seasonality

The hotel industry historically has been seasonal in nature. Seasonal variations in occupancy at the Company’s hotels may cause quarterly fluctuations in its revenues. Generally, occupancy rates and hotel revenues are greater in the second and third quarters than in the first and fourth quarters.  To the extent that cash flow from operations is insufficient during any quarter, due to temporary or seasonal fluctuations in revenue, the Company expects to utilize cash on hand or, if necessary, any available other financing sources to make distributions.

Subsequent Events

In October 2013, the Company declared and paid approximately $12.6 million, or $0.0691875 per outstanding common share, in distributions to its common shareholders.

On November 1, 2013, the $60 million note receivable, as discussed above in Discontinued Operations was repaid by the purchaser in full and the purchaser was released from all liability and obligations under the note.  In exchange for the early payment and waiver by the purchaser of certain terms of the note, the Company agreed to waive approximately $0.5 million of interest for the month of October 2013.  As a result of the repayment of the note, the Company will recognize the deferred gain on sale totaling $33.3 million and deferred interest earned totaling $9.0 million for a total gain of approximately $42.3 million as of September 30, 2013 in the fourth quarter of 2013.  The Company plans to use the proceeds from the repayment of the note to reduce the outstanding balance under its $50 million credit facility and to fund general corporate purposes, including working capital, renovations and hotel development.

Item 3.  Quantitative and Qualitative Disclosures About Market Risk

The Company does not engage in transactions in derivative financial instruments or derivative commodity instruments.  As of September 30, 2013, the Company’s financial instruments were not exposed to significant market risk due to foreign currency exchange risk, commodity price risk or equity price risk.  The Company will be exposed to interest rate risk due to possible changes in short term interest rates as it invests its cash or borrows on its credit facility.  Based on the balance of the Company’s credit facility at September 30, 2013 of $22.0 million, every 100 basis points change in interest rates could impact the Company’s annual net income by approximately $0.2 million, all other factors remaining the same.  The Company’s cash balance at September 30, 2013 was $0.

Item 4.  Controls and Procedures

Senior management, including the Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by this report.  Based on this evaluation process, the Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were effective as of September 30, 2013.  There have been no changes in the Company’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

PART II.  OTHER INFORMATION

Item 1.  Legal Proceedings

The term the “Apple REIT Entities” means Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Apple REIT Ten, Inc.

On December 13, 2011, the United States District Court for the Eastern District of New York ordered that three putative class actions, Kronberg, et al. v. David Lerner Associates, Inc., et al., Kowalski v. Apple REIT Ten, Inc., et al., and Leff v. Apple REIT Ten, Inc., et al., be consolidated and amended the caption of the consolidated matter to be In re Apple REITs Litigation. The District Court also appointed lead plaintiffs and lead counsel for the consolidated action and ordered lead plaintiffs to file and serve a consolidated complaint by February 17, 2012. The Company was previously named as a party in all three of the above mentioned class action lawsuits.

On February 17, 2012, lead plaintiffs and lead counsel in the In re Apple REITs Litigation, Civil Action No. 1:11-cv-02919-KAM-JO, filed an amended consolidated complaint in the United States District Court for the Eastern District of New York against the Company, Apple Suites Realty Group, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Ten Advisors, Inc., Apple Fund Management, LLC, Apple REIT Six, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Ten, Inc., their directors and certain officers, and David Lerner Associates, Inc. and David Lerner. The consolidated complaint, which was dismissed in April 2013, was purportedly brought on behalf of all purchasers of Units in the Company and the other Apple REIT Entities, or those who otherwise acquired these Units that were offered and sold to them by David Lerner Associates, Inc., or its affiliates and on behalf of subclasses of shareholders in New Jersey, New York, Connecticut and Florida, and alleges that the Apple REIT Entities “misrepresented the investment objectives of the Apple REITs, the dividend payment policy of the Apple REITs, and the value of their Apple REIT investments.” The consolidated complaint asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933, as well as claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence, and unjust enrichment, and claims for violation of the securities laws of Connecticut and Florida. The complaint seeks, among other things, certification of a putative nationwide class and the state subclasses, damages, rescission of share purchases and other costs and expenses.

On April 18, 2012, the Company, and the other defendants moved to dismiss the consolidated complaint in the In re Apple REITs Litigation.  By Order entered on March 31, 2013 and opinion issued on April 3, 2013, the Court dismissed the consolidated complaint in its entirety with prejudice and without leave to amend. Plaintiffs filed a Notice of Appeal to the Second Circuit Court of Appeals on April 12, 2013, and filed their Brief for Plaintiffs-Appellants on July 26, 2013.  Defendants-Appellees filed their Briefs on October 25, 2013.  The Company believes that Plaintiffs’ claims against it, its officers and directors and other Apple REIT Entities were properly dismissed by the lower court, and intends to vigorously defend the judgment as entered.  In the event some or all of Plaintiffs’ claims are revived as a result of Plaintiffs’ appeal, the Company will, once again, defend against them vigorously.  At this time, the Company cannot reasonably predict the outcome of these proceedings or provide a reasonable estimate of the possible loss or range of loss due to these proceedings, if any.

Item 1A. Risk Factors

The Company faces many risks, a number of which are described under “Risk Factors” in Part I of its 2012 Annual Report and described below. The risks so described may not be the only risks the Company faces. Additional risks of which the Company is not yet aware, or that currently are not significant, may also impair its operations or financial results.  If any of the events or circumstances described in the risk factors contained in the Company’s 2012 Annual Report or described below occurs, the business, financial condition or results of operations of the Company could be negatively impacted. The following updates the disclosures from Item 1A. “Risk Factors” previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission, and should be read in conjunction with those risk factors.

The proposed mergers with Apple REIT Seven, Inc. and Apple REIT Eight, Inc. present certain risks to the Company’s business and operations.

In August 2013, the Company entered into an agreement and plan of merger with Apple REIT Seven, Inc. and Apple REIT Eight, Inc. under which Apple REIT Seven, Inc. and Apple REIT Eight, Inc. would merge into wholly owned subsidiaries of the Company.  The mergers are expected to be completed in the fourth quarter of 2013 or the first quarter of 2014, although there can be no assurance of completion by any particular date, if at all.  Because the mergers are subject to a number of conditions, including required shareholder and other third party approvals and the receipt of certain consents and waivers from third parties, the exact timing of when the mergers will be completed, if at all, cannot be determined at this time.

Prior to closing, the mergers may present certain risks to the Company’s business and operations, including, among other things, that:

•	management’s attention to day-to-day business may be diverted;
•	the Company expects to incur significant transaction costs related to the mergers;
•	if the merger agreement is terminated under certain circumstances, the Company may be required to pay termination fees and reimburse certain expenses; and
•	the merger agreement prohibits the Company from soliciting competing transactions, and places conditions on its ability to negotiate and accept a superior competing transaction.

Item 6.  Exhibits

Exhibit Number	Description of Documents

2.1
Agreement and Plan of Merger, dated as of August 7, 2013, as amended, among Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc., Apple Seven Acquisition Sub, Inc. and Apple Eight Acquisition Sub, Inc. (Incorporated by reference to Annex A to the joint proxy statement/prospectus included in the registrant’s registration statement on Form S-4 (SEC File No. 333-191084) originally filed September 11, 2013)

3.1
Articles of Incorporation of the Registrant. (Incorporated by reference to Exhibit 3.1 to the registrant’s registration statement on Form S-11 (SEC File No. 333-147414) filed November 15, 2007 and effective April 25, 2008)

3.2
Bylaws of the Registrant, as amended.  (Incorporated by reference to Exhibit 3.2 to the registrant’s registration statement on Form S-11 (SEC File No. 333-147414) filed November 15, 2007 and effective April 25, 2008)

10.103
Voting Agreement, dated as of August 7, 2013, as amended, by and among Apple REIT Seven, Inc., Apple REIT Eight, Inc., Apple REIT Nine, Inc. and Glade M. Knight (Incorporated by reference to Exhibit 10.7 to the registrant’s registration statement on Form S-4 (SEC File No. 333-191084) originally filed September 11, 2013)

10.104	Form of Conversion Agreement (Incorporated by reference to Exhibit 99.5 to the registrant’s current report on Form 8-K (SEC File No. 000-53603) filed August 8, 2013)

10.105
Termination Agreement dated as of August 7, 2013, as amended, by and among Apple Seven Advisors, Inc., Apple Eight Advisors, Inc., Apple Nine Advisors, Inc., Apple Suites Realty Group, Inc., Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. (Incorporated by reference to Annex G to the joint proxy statement/prospectus included in the registrant’s registration statement on Form S-4 (SEC File No. 333-191084) originally filed September 11, 2013)

10.106
Subcontract Agreement, dated as of August 7, 2013, as amended, between Apple REIT Nine, Inc. and Apple Ten Advisors, Inc. (Incorporated by reference to Annex H to the joint proxy statement/prospectus included in the registrant’s registration statement on Form S-4 (SEC File No. 333-191084) originally filed September 11, 2013)

10.107
Assignment and Transfer Agreement, dated as of August 7, 2013, as amended, by and among Apple Fund Management, LLC, Apple Nine Advisors, Inc. and Apple REIT Nine, Inc. (Incorporated by reference to Annex I to the joint proxy statement/prospectus included in the registrant’s registration statement on Form S-4 (SEC File No. 333-191084) originally filed September 11, 2013)

31.1	Certification of the Company’s Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH)

31.2	Certification of the Company’s Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH)

32.1	Certification of the Company’s Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (FILED HEREWITH)

101
The following materials from Apple REIT Nine, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Cash Flows, and (iv) related notes to these financial statements, tagged as blocks of text and in detail (FILED HEREWITH)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLE REIT NINE, INC.

By:	/s/ GLADE M. KNIGHT	Date: November 6, 2013
Glade M. Knight,
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

By:	/s/ BRYAN PEERY	Date: November 6, 2013
Bryan Peery,
Chief Financial Officer (Principal Financial and Principal Accounting Officer)

PROXY Apple REIT Eight, Inc. 814 East Main Street Richmond, VA 23219

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David McKenney, Bryan Peery and
David Buckley as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all common shares of Apple REIT Eight, Inc., a Virginia corporation (“Apple Eight”), held by the undersigned on January 8, 2014, with respect to items 1, 2 and 3 below and all Series A preferred shares of Apple Eight held by the undersigned on January 8, 2014, with respect to items 1 and 3 below at the Apple Eight special meeting of shareholders to be held at 11:30 a.m., eastern time, on February 21, 2014, at 814 East Main Street, Richmond, Virginia 23219, or any adjournments or postponements thereof.

1.
The proposal to approve the Agreement and Plan of Merger, dated as of August 7, 2013, as amended (the “Merger Agreement”), among  Apple Eight, Apple REIT Seven, Inc., a Virginia corporation,  Apple REIT Nine, Inc., a Virginia corporation, Apple Seven Acquisition Sub, Inc., a Virginia corporation and  Apple Eight Acquisition Sub, Inc., a Virginia corporation , the related Apple Eight plan of merger, the Apple Eight merger and the other transactions contemplated by the Merger Agreement (the “Apple Eight Merger Proposal”).

FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

2.	The proposal to adjourn the Apple Eight special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Eight Merger Proposal.

       FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

3.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Apple Eight special meeting or any adjournments or postponements of the Apple Eight special meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

(Continued on reverse side)

Please indicate whether you plan to attend the Apple Eight special meeting in person:         ❒     Yes            ❒     No

Please print exact name(s) in which shares are registered, and sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by authorized person.

The undersigned acknowledges receipt of the joint Proxy Statement/Prospectus accompanying the Notice of the Special Meeting of Apple Eight Shareholders, together with this Proxy.  The undersigned hereby revokes any proxy heretofore given to vote shares held by the undersigned at the Apple Eight special meeting.

Dated: , 2014
Printed Name

Signature

Signature if held jointly

Please mark, sign, date and return this Proxy Card promptly using the enclosed envelope.

Instead of returning this Proxy Card, you may submit your proxy by telephone or through the Internet.  To submit your proxy by telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions.  To submit your proxy through the Internet, visit www.proxyvote.com.  If you submit your proxy by telephone or through the Internet, you will be asked to provide the company number and control number from this Proxy Card.  Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., eastern time, on February 20, 2014.
Title of Signing Person (if applicable)

PROXY Apple REIT Eight, Inc. 814 East Main Street Richmond, VA 23219

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David McKenney, Bryan Peery and
David Buckley as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all Series B convertible preferred shares of Apple REIT Eight, Inc., a Virginia corporation (“Apple Eight”), held by the undersigned on January 8, 2014, at the Apple Eight special meeting of shareholders to be held at 11:30 a.m., eastern time, on February 21, 2014, at 814 East Main Street, Richmond, Virginia 23219, or any adjournments or postponements thereof.

1.
The proposal to approve the Agreement and Plan of Merger, dated as of August 7, 2013, as amended (the “Merger Agreement”), among  Apple Eight, Apple REIT Seven, Inc., a Virginia corporation, Apple REIT Nine, Inc., a Virginia corporation, Apple Seven Acquisition Sub, Inc., a Virginia corporation and  Apple Eight Acquisition Sub, Inc., a Virginia corporation , the related Apple Eight plan of merger, the Apple Eight merger and the other transactions contemplated by the Merger Agreement.

FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

2.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Apple Eight special meeting or any adjournments or postponements of the Apple Eight special meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED ABOVE.

(Continued on reverse side)

Please indicate whether you plan to attend the Apple Eight special meeting in person:         ❒     Yes           ❒     No

Please print exact name(s) in which shares are registered, and sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by authorized person.

The undersigned acknowledges receipt of the Joint Proxy Statement/Prospectus accompanying the Notice of the Special Meeting of Apple Eight Shareholders, together with this Proxy.  The undersigned hereby revokes any proxy heretofore given to vote shares held by the undersigned at the Apple Eight special meeting.

Dated: , 2014	Glade M. Knight
Printed Name

Signature

Signature if held jointly

Please mark, sign, date and return this Proxy Card promptly using the enclosed envelope.

Instead of returning this Proxy Card, you may submit your proxy by telephone or through the Internet.  To submit your proxy by telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions.  To submit your proxy through the Internet, visit www.proxyvote.com.  If you submit your proxy by telephone or through the Internet, you will be asked to provide the company number and control number from this Proxy Card.  Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., eastern time, on February 20, 2014.
Title of Signing Person (if applicable)